UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08399

PIMCO Variable Insurance Trust

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

Trent W. Walker

Treasurer and Principal Financial Officer

PIMCO Variable Insurance Trust

840 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

•	PIMCO All Asset Portfolio – Administrative Class

•	PIMCO All Asset Portfolio – Institutional Class

•	PIMCO All Asset Portfolio – Advisor Class

•	PIMCO All Asset Portfolio – Class M

•	PIMCO CommodityRealReturn® Strategy Portfolio – Administrative Class

•	PIMCO CommodityRealReturn® Strategy Portfolio – Institutional Class

•	PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class

•	PIMCO Emerging Markets Bond Portfolio – Administrative Class

•	PIMCO Emerging Markets Bond Portfolio – Institutional Class

•	PIMCO Emerging Markets Bond Portfolio – Advisor Class

•	PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) – Administrative Class

•	PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) – Institutional Class

•	PIMCO Foreign Bond Portfolio (Unhedged) – Administrative Class

•	PIMCO Foreign Bond Portfolio (Unhedged) – Institutional Class

•	PIMCO Foreign Bond Portfolio (Unhedged) – Advisor Class

•	PIMCO Global Advantage® Strategy Bond Portfolio – Administrative Class

•	PIMCO Global Bond Portfolio (Unhedged) – Administrative Class

•	PIMCO Global Bond Portfolio (Unhedged) – Institutional Class

•	PIMCO Global Bond Portfolio (Unhedged) – Advisor Class

•	PIMCO Global Diversified Allocation Portfolio – Administrative Class

•	PIMCO Global Diversified Allocation Portfolio – Advisor Class

•	PIMCO Global Multi-Asset Managed Volatility Portfolio – Administrative Class

•	PIMCO Global Multi-Asset Managed Volatility Portfolio – Advisor Class

•	PIMCO Global Multi-Asset Portfolio – Administrative Class

•	PIMCO Global Multi-Asset Portfolio – Institutional Class

•	PIMCO Global Multi-Asset Portfolio – Advisor Class

•	PIMCO High Yield Portfolio – Administrative Class

•	PIMCO High Yield Portfolio – Institutional Class

•	PIMCO High Yield Portfolio – Advisor Class

•	PIMCO Long-Term U.S. Government Portfolio – Administrative Class

•	PIMCO Long-Term U.S. Government Portfolio – Institutional Class

•	PIMCO Long-Term U.S. Government Portfolio – Advisor Class

•	PIMCO Low Duration Portfolio – Administrative Class

•	PIMCO Low Duration Portfolio – Institutional Class

•	PIMCO Low Duration Portfolio – Advisor Class

•	PIMCO Money Market Portfolio – Administrative Class

•	PIMCO Money Market Portfolio – Institutional Class

•	PIMCO Real Return Portfolio – Administrative Class

•	PIMCO Real Return Portfolio – Institutional Class

•	PIMCO Real Return Portfolio – Advisor Class

•	PIMCO Short-Term Portfolio – Administrative Class

•	PIMCO Short-Term Portfolio – Institutional Class

•	PIMCO Short-Term Portfolio – Advisor Class

•	PIMCO Total Return Portfolio – Administrative Class

•	PIMCO Total Return Portfolio – Institutional Class

•	PIMCO Total Return Portfolio – Advisor Class

•	PIMCO Unconstrained Bond Portfolio – Administrative Class

•	PIMCO Unconstrained Bond Portfolio – Institutional Class

•	PIMCO Unconstrained Bond Portfolio – Advisor Class

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2013

PIMCO All Asset Portfolio

Share Class

■	Administrative

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	24
Glossary	25
Federal Income Tax Information	26
Management of the Trust	27
Privacy Policy	29
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	30

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2013. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

The past twelve months were marked by ongoing periods of heightened bond market volatility brought on by uncertainty around central bank monetary and fiscal policy, geopolitical concerns, and a slower than hoped for rebound in the global economy. Following a particularly bumpy third quarter, however, all financial markets completed the year along a relatively smoother path. Federal Reserve (“Fed”) Chairman Ben Bernanke laid the groundwork in September, when he clarified the Fed’s commitment to maintain its quantitative easing (“QE”) bond purchase program of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero-bound range. The nomination of Janet Yellen to the Chairmanship further helped to reassure investors that the Fed would be committed to the continuation of their accommodative policies.

As investors were made particularly aware, beginning in mid-May conditions in financial markets deteriorated rapidly as markets reacted to signals by the Fed that it might begin to slow the pace of its asset purchases. This shift in tone fueled a broad-based sell-off within fixed income assets throughout the summer, undermining market liquidity and sending yields higher across the risk spectrum.

By mid-September, however, the Fed announced its intent to delay any tapering until more convincing indicators of economic growth become apparent and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore higher) and a rally across most equity markets. The Fed also maintained the Federal Funds Rate within a narrow range of zero to 25 basis points. Into October, investors were once again kept on edge by the uncertain fiscal policy and political landscape—namely the partial shutdown of the U.S. government that began during the first week of October, the ongoing debt ceiling negotiations between the White House and Congress, and confirmation proceedings for the next Fed Chairman. Investors were relieved by the last-minute deal announced on October 17 that reached an agreement to reopen the U.S. government and raise the debt ceiling.

In November, relative calm prevailed across most fixed income markets, and equity markets continued to rally. The European Central Bank (“ECB”) reduced their main policy rate (or the interest rate at which it lends money to banks) by 25 basis points to 0.25%, likely due to their concern over lower than expected inflation and a weak global growth outlook. The Bank of England (“BOE”) unanimously voted to leave its main policy rate unchanged amid a pickup in economic growth and expectations that this would lead to an eventual decline in the U.K. unemployment rate.

Towards the latter part of December, the Fed announced that beginning in January 2014 it intends to gradually exit its bond-buying program, by reducing it from $85 billion to $75 billion spread equally across mortgage and U.S. Treasury purchases. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee (“FOMC”) provided even greater assurances that the policy rate would remain near a zero-bound range until signs of sustainable growth are more broadly evident in the U.S. economy. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

U.S. Treasuries underperformed most other developed sovereign bond markets on a hedged basis as investors reacted to the various Fed announcements regarding the tapering of their QE bond purchase program. In particular, U.S. Treasury yields rose to their highest level in late December as investors reacted to the Fed’s announcement that it would begin the reduction of its asset purchases starting in January 2014. This decision was made on the back of improving economic data, which included a lower unemployment rate, respectable monthly job reports, and improving housing fundamentals. The benchmark ten-year U.S. Treasury note yielded 3.03% at the end of the reporting period, as compared to 1.76% on December 31, 2012. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 2.02% for the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 8.61% over the period, underperforming nominal U.S. Treasuries. U.S. TIPS sold off, particularly during the second quarter of the reporting period, as the market began to price in the inevitable Fed tapering decision, which was officially announced in December. The decision by the Fed to initiate the tapering of asset purchases was validated via stronger jobs and GDP data, with continual weaker inflation data adding further pressure to U.S. TIPS valuations towards the latter part of the period. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 9.52% over the period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries even with the Fed’s announcement that it would begin to reduce its asset purchases in January 2014. The announcement, however, did lead to differentiated performance among coupons, with lower coupons underperforming, as these bonds have been the largest beneficiaries of Fed purchases. Prices for non-Agency mortgages rose on limited outstanding supply, improving risk appetite and ongoing signs of recovery in the housing sector. Commercial MBS also outperformed amid strong investor demand and a continued rebound in property valuations.

■

The U.S. investment grade credit market, as measured by the Barclays U.S. Credit Index, declined 2.01% for the period, but outperformed like-duration U.S. Treasuries as spreads tightened, ending the year at the lowest level since the global financial crisis began. This positive performance was supported by improving global growth fundamentals and continued easy monetary policy. The high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 7.42% for the period. The sector was one of the best-performing fixed income sectors, benefiting from relatively sound fundamentals and investor demand for higher yielding assets with lower interest rate sensitivity.

■

Emerging markets (“EM”) external debt underperformed U.S. Treasuries during the year and was impacted by the second quarter sell-off. Country-specific stories and the risk-on market sentiment following the Fed tapering announcement supported lower spreads in the fourth quarter, particularly in December. EM local assets particularly underperformed U.S. Treasuries during the period, as weaker EM currencies and increases in local yields weighed on overall returns.

■

Developed market equities posted strong performance in 2013, despite a period marked by considerable volatility and uncertainty around central bank policy. U.S. equities, as measured by the S&P 500 Index, returned 32.39%. Global equities, as represented by the MSCI All Country World Index Net USD and MSCI World Index, returned 22.80% and 26.68%, respectively. Emerging market equities (“EM”), as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.60%. EM equities underperformed developed market equities due to declining earnings growth and rising interest rates in the U.S. which placed pressure on local EM currencies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2014

ANNUAL REPORT	DECEMBER 31, 2013	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO All Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, “Underlying PIMCO Funds”).

A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

Among the principal risks of investing in the Portfolio are allocation risk, Underlying PIMCO Fund risk and issuer non-diversification risk. The Portfolio also is indirectly subject to the risks of the Underlying PIMCO Funds, which may include, but are not limited to, the following: interest rate risk, market trading risk, limited issuance risk, municipal project-specific risk, municipal bond risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, tax risk, subsidiary risk, short sale risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus. An Underlying PIMCO Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Underlying PIMCO Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on an Underlying PIMCO Fund. For example, a small investment in a derivative instrument may have a significant impact on an Underlying PIMCO Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. An Underlying PIMCO Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. An Underlying PIMCO Fund may invest a significant portion of its assets in these types of instruments. If it does, the Underlying PIMCO Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. An Underlying PIMCO Fund’s investment in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if an Underlying PIMCO Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

4	PIMCO VARIABLE INSURANCE TRUST

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Underlying PIMCO Funds in addition to the Portfolio’s direct fees and expenses.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class, Advisor Class and Class M only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2013 to December 31, 2013.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2013	5

PIMCO All Asset Portfolio

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	11.9%
PIMCO Income Fund	10.2%
PIMCO Emerging Local Bond Fund	7.4%
PIMCO Emerging Markets Currency Fund	7.4%
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	7.1%
PIMCO High Yield Spectrum Fund	5.1%
Other	50.9%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	1 Year	5 Years	10 Years	Class Inception (04/30/2003)
PIMCO All Asset Portfolio Administrative Class	0.27%	10.07%	6.20%	6.82%
Barclays U.S. TIPS: 1-10 Year Index±	-5.58%	4.95%	4.37%	4.47%
Consumer Price Index + 500 Basis Points±±	6.49%	7.10%	7.38%	7.34%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.325% for Administrative Class shares.

± Barclays U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years. It is not possible to invest directly in an unmanaged index.

±± CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/13)	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,037.30	$1,023.06
Expenses Paid During Period†	$2.18	$2.17
Net Annualized Expense Ratio††	0.425%	0.425%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 6 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO All Asset Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or, as applicable, Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, the “Underlying PIMCO Funds”). Though it is anticipated that the Portfolio will not currently invest in the Short Strategy Underlying PIMCO Funds, the Portfolio may invest in these Underlying PIMCO Funds in the future, without shareholder approval, at the discretion of PIMCO. The Portfolio invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers.

»

Exposure to developed market equity strategies, primarily through the PIMCO International Fundamental IndexPLUS® AR Strategy Fund and the PIMCO Small Company Fundamental IndexPLUS® Strategy Fund, benefited returns as developed markets equities rallied during the reporting period.

»

Allocations to emerging market bonds and currencies, primarily through the PIMCO Emerging Markets Bond Fund, PIMCO Emerging Local Bond Fund, and PIMCO Emerging Markets Currency Fund, detracted from returns as emerging market currencies and bonds (both locally denominated and U.S. dollar-denominated) declined during the reporting period.

»

Exposure to credit strategies, primarily through the PIMCO Income Fund, PIMCO High Yield Fund, and the PIMCO High Yield Spectrum Fund, benefited returns as these Underlying PIMCO Funds posted positive returns for the reporting period.

»

An allocation to longer maturity U.S. core bonds, mainly through the PIMCO Long Duration Total Return Fund and the PIMCO Long-Term U.S. Government Bond Fund, detracted from returns as long maturity U.S. yields rose and prices fell for the reporting period.

»

Holdings in emerging market equities, achieved principally through the PIMCO EM Fundamental IndexPLUS® AR Strategy Fund, detracted from returns as emerging market equities suffered losses during the reporting period.

»

Exposure to liquid alternative strategies, which seek to provide market neutral exposure and alpha generation through publicly available mutual funds, achieved mainly through the PIMCO Credit Absolute Return Fund, the PIMCO EqS Long/Short Fund, and the PIMCO Fundamental Advantage Absolute Return Strategy Fund, benefited performance as these Underlying PIMCO Funds posted positive returns during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO All Asset Portfolio

Selected Per Share Data for the Year Ended:	12/31/2013	12/31/2012	12/31/2011	12/31/2010	12/31/2009

Administrative Class
Net asset value beginning of year	$11.38	$10.43	$10.98	$10.45	$9.20
Net investment income (a)	0.51	0.65	0.73	0.96	0.86
Net realized/unrealized gain (loss)	(0.49)	0.89	(0.51)	0.37	1.10
Total income from investment operations	0.02	1.54	0.22	1.33	1.96
Dividends from net investment income	(0.52)	(0.59)	(0.77)	(0.80)	(0.71)
Total distributions	(0.52)	(0.59)	(0.77)	(0.80)	(0.71)
Net asset value end of year	$10.88	$11.38	$10.43	$10.98	$10.45
Total return	0.27%	14.95%	1.95%	13.09%	21.57%
Net assets end of year (000s)	$824,590	$829,972	$525,561	$409,616	$246,585
Ratio of expenses to average net assets	0.445%	0.495%	0.505%	0.545%	0.585%
Ratio of expenses to average net assets excluding waivers	0.575%	0.575%	0.575%	0.575%	0.585%
Ratio of expenses to average net assets excluding interest expense	0.445%	0.495%	0.505%	0.545%	0.585%
Ratio of expenses to average net assets excluding interest expense and waivers	0.575%	0.575%	0.505%	0.575%	0.585%
Ratio of net investment income to average net assets	4.51%	5.81%	6.62%	8.79%	8.63%
Portfolio turnover rate	61%*	26%*	55%*	99%*	126%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	7

Statement of Assets and Liabilities PIMCO All Asset Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2013

Assets:
Investments, at value
Investments in securities*	$999
Investments in Affiliates	1,347,807
Receivable for investments in Affiliates sold	2,595
Receivable for Portfolio shares sold	486
Dividends receivable from Affiliates	2,846
Reimbursement receivable from PIMCO	266
1,354,999

Liabilities:
Payable for investments in Affiliates purchased	$6,444
Payable for Portfolio shares redeemed	1,247
Accrued investment advisory fees	201
Accrued supervisory and administrative fees	287
Accrued distribution fees	128
Accrued servicing fees	105
8,412

Net Assets	$1,346,587

Net Assets Consist of:
Paid in capital	$1,490,141
Undistributed net investment income	11,487
Accumulated undistributed net realized (loss)	(175,806)
Net unrealized appreciation	20,765
$1,346,587

Net Assets:
Institutional Class	$10,082
Administrative Class	824,590
Advisor Class	406,398
Class M	105,517

Shares Issued and Outstanding:
Institutional Class	918
Administrative Class	75,802
Advisor Class	37,014
Class M	9,555

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.98
Administrative Class	10.88
Advisor Class	10.98
Class M	11.04

Cost of Investments in Securities	$999
Cost of Investments in Affiliates	$1,327,042

* Includes repurchase agreements of:	$999

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO All Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2013

Investment Income:
Dividends from Investments in Affiliates	$71,643
Total Income	71,643

Expenses:
Investment advisory fees	2,555
Supervisory and administrative fees	3,651
Servicing fees - Administrative Class	1,299
Distribution and/or servicing fees - Advisor Class	1,180
Distribution and/or servicing fees - Class M	493
Total Expenses	9,178
Waiver and/or Reimbursement by PIMCO	(1,889)
Net Expenses	7,289

Net Investment Income	64,354

Net Realized Gain (Loss):
Investments in Affiliates	(7,780)
Net capital gain distributions received from Affiliate investments	4,996
Net Realized (Loss)	(2,784)

Net Change in Unrealized Appreciation (Depreciation):
Investments in Affiliates	(63,248)
Net Change in Unrealized (Depreciation)	(63,248)
Net (Loss)	(66,032)

Net (Decrease) in Net Assets Resulting from Operations	$(1,678)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	9

Statements of Changes in Net Assets PIMCO All Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2013	Year Ended December 31, 2012

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$64,354	$66,888
Net realized gain (loss)	(2,784)	8,428
Net change in unrealized appreciation (depreciation)	(63,248)	83,382
Net increase (decrease) resulting from operations	(1,678)	158,698

Distributions to Shareholders:
From net investment income
Institutional Class	(549)	(507)
Administrative Class	(40,444)	(38,234)
Advisor Class	(20,303)	(20,526)
Class M	(4,704)	(4,215)

Total Distributions	(66,000)	(63,482)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(9,644)	372,510
Net increase (decrease) in capital	(77,322)	467,726

Net Assets:
Beginning of year	1,423,909	956,183
End of year*	$1,346,587	$1,423,909

* Including undistributed net investment income of:	$11,487	$13,133

**	See note 10 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO All Asset Portfolio

December 31, 2013

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (b) 0.1%
		$999

Total Short-Term Instruments (Cost $999)		999

Total Investments in Securities (Cost $999)		999

	SHARES
INVESTMENTS IN AFFILIATES 100.1%

MUTUAL FUNDS (a) 100.0%
PIMCO CommoditiesPLUS® Strategy Fund	2,422,243	25,966
PIMCO CommodityRealReturn Strategy Fund®	6,041,159	33,166
PIMCO Credit Absolute Return Fund	3,627,114	38,085
PIMCO Diversified Income Fund	4,069,574	46,759
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	16,574,347	160,440
PIMCO EMG Intl Low Volatility RAFI® - PLUS AR Fund	24,000	240
PIMCO Emerging Local Bond Fund	10,687,734	99,717
PIMCO Emerging Markets Bond Fund	5,035,025	53,875
PIMCO Emerging Markets Corporate Bond Fund	1,621,336	18,305
PIMCO Emerging Markets Currency Fund	9,816,938	99,347
PIMCO EqS® Dividend Fund	283,291	3,482
PIMCO EqS® Long/Short Fund	537,476	6,417
PIMCO EqS Pathfinder Fund®	4,070,943	48,729
PIMCO Floating Income Fund	3,101,985	27,422
PIMCO Foreign Bond Fund (Unhedged)	53,677	539
PIMCO Fundamental Advantage Absolute Return Strategy Fund	8,497,096	33,733
PIMCO Fundamental IndexPLUS® AR Fund	69,190	471
PIMCO Global Advantage® Strategy Bond Fund	1,223,915	13,512
PIMCO High Yield Fund	5,685,899	54,641
PIMCO High Yield Spectrum Fund	6,362,517	69,542
PIMCO Income Fund	11,211,396	137,452
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	7,847,067	95,420
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	224,629	1,548
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	744,499	5,978
PIMCO Intl Low Volatility RAFI® - PLUS AR Fund	24,000	240
PIMCO Investment Grade Corporate Bond Fund	36,553	374
PIMCO Long Duration Total Return Fund	75,897	796
PIMCO Long-Term Credit Fund	4,448,592	51,826
PIMCO Long-Term U.S. Government Fund	56,147	517
PIMCO Low Duration Fund	989,617	10,223
PIMCO Low Volatility RAFI® - PLUS AR Fund	24,000	240
PIMCO Mortgage Opportunities Fund	674,584	7,380
PIMCO Real Return Asset Fund	870,188	6,692
PIMCO Real Return Fund	1,186	13
PIMCO RealEstateRealReturn Strategy Fund	12,716,650	48,705
PIMCO Senior Floating Rate Fund	2,658,410	27,222
PIMCO Short-Term Fund	442	4
PIMCO Small Cap StocksPLUS® AR Strategy Fund	80,410	782
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	967,793	11,720
PIMCO StocksPLUS® Absolute Return Fund	4,844	49
PIMCO StocksPLUS® Fund	33	0
PIMCO Total Return Fund	954,027	10,199
PIMCO Unconstrained Bond Fund	3,434,391	38,087
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	5,774,836	56,998

Total Mutual Funds (Cost $1,325,966)		1,346,853

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	11

Schedule of Investments PIMCO All Asset Portfolio (Cont.)

December 31, 2013

	SHARES	MARKET VALUE (000S)
EXCHANGE-TRADED FUNDS 0.1%
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund	20,000	$953

Total Exchange-Traded Funds (Cost $1,075)		953

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio	72	1

Total Short-Term Instruments (Cost $1)		1

Total Investments in Affiliates (Cost $1,327,042)		1,347,807

Total Investments 100.2% (Cost $1,328,041)		$1,348,806

Other Assets and Liabilities, net (0.2%)		(2,219)

Net Assets 100.0%		$1,346,587

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2013	01/02/2014	$999	Freddie Mac 2.080% due 10/17/2022	$(1,023)	$999	$999

Total Repurchase Agreements						$(1,023)	$999	$999

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)		Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$999	$0	$0	$0	$999		$(1,023)		$(24)

Total Borrowings and Other Financing Transactions	$999	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 5, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$999	$0	$999

Investments in Affiliates, at Value
Mutual Funds	1,346,853	0	0	1,346,853
Exchange-Traded Funds	953	0	0	953
Short-Term Instruments
Central Funds Used for Cash Management Purposes	1	0	0	1
	$1,347,807	$0	$0	$1,347,807

Total Investments	$1,347,807	$999	$0	$1,348,806

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2013

1. ORGANIZATION

The PIMCO All Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class, Advisor Class and Class M is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares or, as applicable, Class M shares of the Underlying PIMCO Funds. The Portfolio may invest in any or all of the underlying investment funds (the “Underlying PIMCO Funds” or “Acquired Funds”). The Portfolio’s investment in a particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Portfolio’s combined investments in the PIMCO Fundamental IndexPLUS® AR, PIMCO International StocksPLUS® AR Strategy (Unhedged), PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged), PIMCO Small Cap StocksPLUS® AR Strategy, PIMCO StocksPLUS®, PIMCO StocksPLUS® Long Duration, PIMCO StocksPLUS® Absolute Return, PIMCO EqS® Emerging Markets and PIMCO EqS Pathfinder® Funds normally will not exceed 50% of its total assets. In addition, the Portfolio’s combined investments in the PIMCO CommodityRealReturn Strategy Fund®, PIMCO Real Return, PIMCO Real Return Asset and PIMCO RealEstateRealReturn Strategy Funds normally will not exceed 75% of its total assets.

The Portfolio’s assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, when making allocation decisions among the Underlying PIMCO Funds, the Portfolio’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. These data include projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Portfolio’s asset allocation sub-adviser has the flexibility to reallocate the Portfolio’s assets among any or all of the

Underlying PIMCO Funds based on its ongoing analyses of the equity, fixed income and commodity markets, although these shifts are not expected to be large or frequent in nature. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of Underlying PIMCO Funds than a diversified fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(b) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

ANNUAL REPORT	DECEMBER 31, 2013	13

Notes to Financial Statements (Cont.)

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

14	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Exchange-Traded Funds  The Portfolio may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Investments in Affiliates

The Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2013 (amounts in thousands):

Underlying PIMCO Funds	Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
PIMCO CommoditiesPLUS® Strategy Fund	$46,664	$2,839	$(22,736)	$(1,333)	$532	$25,966	$122	$7
PIMCO CommodityRealReturn Strategy Fund®	24,007	36,362	(24,814)	(1,753)	(636)	33,166	629	0
PIMCO Convertible Fund	24,767	2,540	(28,225)	9,923	(9,005)	0	536	0
PIMCO Credit Absolute Return Fund	11,607	26,429	0	0	49	38,085	416	12
PIMCO Diversified Income Fund	52,910	26,018	(27,763)	(1,316)	(3,090)	46,759	3,053	342

ANNUAL REPORT	DECEMBER 31, 2013	15

Notes to Financial Statements (Cont.)

Underlying PIMCO Funds	Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	$113,330	$60,620	$(5,240)	$(494)	$(7,776)	$160,440	$166	$538
PIMCO EMG Intl Low Volatility RAFI® - PLUS AR Fund	0	240	0	0	0	240	0	0
PIMCO Emerging Local Bond Fund	98,501	17,844	0	0	(16,628)	99,717	4,697	0
PIMCO Emerging Markets Bond Fund	55,478	6,667	0	0	(8,270)	53,875	3,043	1,601
PIMCO Emerging Markets Corporate Bond Fund	16,843	2,744	0	0	(1,282)	18,305	807	124
PIMCO Emerging Markets Currency Fund	101,119	5,537	(3,167)	(115)	(4,027)	99,347	1,617	0
PIMCO EqS Pathfinder Fund®	25,049	21,953	(2,500)	(68)	4,295	48,729	736	918
PIMCO EqS® Dividend Fund	2,893	293	0	0	296	3,482	182	111
PIMCO EqS® Long/Short Fund	4,770	343	0	0	1,304	6,417	227	116
PIMCO Floating Income Fund	77,438	11,918	(60,349)	(1,221)	(364)	27,422	2,897	0
PIMCO Foreign Bond Fund (Unhedged)	33,203	498	(30,593)	(3,135)	566	539	498	0
PIMCO Fundamental Advantage Absolute Return Strategy Fund	48,048	32,866	(43,429)	(640)	(3,112)	33,733	5,007	0
PIMCO Fundamental IndexPLUS® AR Fund	2,249	185	(2,500)	787	(250)	471	185	0
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund	1,087	0	0	0	(134)	953	4	0
PIMCO Global Advantage® Strategy Bond Fund	40,211	844	(25,489)	(874)	(1,180)	13,512	710	134
PIMCO High Yield Fund	92,314	5,019	(42,018)	708	(1,382)	54,641	5,019	0
PIMCO High Yield Spectrum Fund	68,995	5,402	(5,000)	40	105	69,542	5,155	246
PIMCO Income Fund	135,433	21,716	(18,272)	(351)	(1,074)	137,452	8,005	171
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	57,152	33,645	0	0	4,623	95,420	11,205	0
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	5,698	398	(1,000)	(57)	939	5,978	398	0
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	1,485	223	(240)	0	80	1,548	217	7
PIMCO Intl Low Volatility RAFI® - PLUS AR Fund	0	240	0	0	0	240	0	0
PIMCO Investment Grade Corporate Bond Fund	36,069	9,679	(43,075)	1,745	(4,044)	374	1,030	25
PIMCO Long Duration Total Return Fund	15,752	28,543	(39,227)	(4,763)	491	796	1,086	9
PIMCO Long-Term Credit Fund	46,909	11,279	0	0	(6,362)	51,826	3,582	209
PIMCO Long-Term U.S. Government Fund	9,750	8,629	(15,938)	(2,480)	556	517	299	3
PIMCO Low Duration Fund	15	55,677	(45,566)	71	26	10,223	31	6
PIMCO Low Volatility RAFI® - PLUS AR Fund	0	240	0	0	0	240	0	0
PIMCO Mortgage Opportunities Fund	0	7,338	0	0	42	7,380	138	0
PIMCO Real Return Asset Fund	1,892	23,227	(18,000)	(75)	(352)	6,692	365	68
PIMCO Real Return Fund	331	3,434	(3,802)	77	(27)	13	10	2
PIMCO RealEstateRealReturn Strategy Fund	17,963	44,801	(7,188)	463	(7,334)	48,705	2,908	175
PIMCO Senior Floating Rate Fund	27,959	9,172	(9,850)	(59)	0	27,222	1,367	41
PIMCO Short-Term Floating NAV Portfolio	7	56,001	(56,007)	0	0	1	1	0
PIMCO Short-Term Fund	137	5,001	(5,138)	5	(1)	4	1	0
PIMCO Small Cap StocksPLUS® AR Strategy Fund	941	101	(500)	176	64	782	61	40
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	8,560	3,158	(240)	(38)	280	11,720	3,153	5
PIMCO StocksPLUS® Absolute Return Fund	2,887	19	(3,560)	1,260	(557)	49	15	4
PIMCO StocksPLUS® Fund	0	0	0	0	0	0	0	0
PIMCO Total Return Fund	48,328	223,241	(260,119)	(2,256)	1,005	10,199	575	50
PIMCO Unconstrained Bond Fund	50,107	86,446	(96,112)	(1,990)	(364)	38,087	632	32
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	12,155	47,026	(916)	(17)	(1,250)	56,998	858	0
Totals	$1,421,013	$946,395	$(948,573)	$(7,780)	$(63,248)	$1,347,807	$71,643	$4,996

16	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

5. PRINCIPAL RISKS

In the normal course of business the Underlying PIMCO Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Investments in Mutual Funds  To the extent that the Portfolio invests substantially all of its assets in certain series of PIMCO Funds and certain series of PIMCO Equity Series, each an affiliated investment company also managed by PIMCO, (“Underlying PIMCO Funds”), the risks associated with investing in this Portfolio will be closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds or Acquired Funds. The ability of the Portfolio to achieve its investment objective may depend upon the ability of the Underlying PIMCO Funds or Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund or Acquired Fund will be achieved. The net asset value of each Portfolio will fluctuate in response to changes in the respective net asset values of the Underlying PIMCO Funds or Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular Underlying PIMCO Fund or Acquired Fund will depend upon the extent to which the assets of the Portfolio are allocated from time to time for investment in the Underlying PIMCO Funds or Acquired Funds, which will vary. Investing in Underlying PIMCO Funds or Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds or Acquired Funds.

The investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in the Portfolio is that the Portfolio’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds or Acquired Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  The Portfolio’s (Underlying PIMCO Fund’s or Acquired Fund’s) investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Portfolio (Underlying PIMCO Fund or Acquired Fund) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements. As mentioned earlier in this report, the U.S. is currently experiencing historically low interest rates. This combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, the fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value.

If the Portfolio (Underlying PIMCO Fund or Acquired Fund) invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio (Underlying PIMCO Fund or Acquired Fund), or, in the case of hedging positions, that the Portfolio’s (Underlying PIMCO Fund’s or Acquired Fund’s) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s (Underlying PIMCO Fund’s or Acquired Fund’s) investments in foreign currency denominated securities may reduce the returns of the Portfolio (Underlying PIMCO Fund or Acquired Fund).

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate

ANNUAL REPORT	DECEMBER 31, 2013	17

Notes to Financial Statements (Cont.)

earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s (Underlying PIMCO Fund’s or Acquired Fund’s) investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Underlying PIMCO Funds will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Underlying PIMCO Funds minimize concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Underlying PIMCO Funds could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Underlying PIMCO Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Underlying PIMCO Funds have unsettled or open transactions will default. Financial assets, which potentially expose the Underlying PIMCO Funds to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Underlying PIMCO Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Underlying PIMCO Funds exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Underlying PIMCO Funds in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Underlying PIMCO Funds. The Underlying PIMCO Funds may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Underlying PIMCO Funds subsequently decreases, the Underlying PIMCO Funds would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Underlying PIMCO Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio is subject to various netting arrangements, with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”)

18	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

6. FEES AND EXPENSES

(a) Investment Advisory Fee  Pacific Investment Management Company LLC (“PIMCO”) is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.175%.

Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the Portfolio.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted separate Distribution and Servicing Plans for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related

ANNUAL REPORT	DECEMBER 31, 2013	19

Notes to Financial Statements (Cont.)

services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the Portfolio are based upon an allocation of the

Portfolio’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2014, to reduce its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. The recoverable amount to PIMCO at December 31, 2013 was $3,368,695.

7. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

8. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2013, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$890,394	$892,566

10. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2013		Year Ended 12/31/2012
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	451	$5,162	737	$8,318
Administrative Class	15,976	180,944	24,773	275,678
Advisor Class	7,681	88,058	10,423	117,641
Class M	2,661	30,291	2,460	27,703
Issued as reinvestment of distributions
Institutional Class	50	549	44	507
Administrative Class	3,702	40,444	3,401	38,234
Advisor Class	1,842	20,303	1,813	20,526
Class M	425	4,704	371	4,215
Cost of shares redeemed
Institutional Class	(650)	(7,323)	(230)	(2,536)
Administrative Class	(16,808)	(186,192)	(5,615)	(62,264)
Advisor Class	(14,173)	(158,225)	(3,673)	(41,389)
Class M	(2,512)	(28,359)	(1,273)	(14,123)
Net (decrease) resulting from Portfolio share transactions	(1,355)	$(9,644)	33,231	$372,510

As of December 31, 2013, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 63% of the Portfolio. One shareholder is a related party to the portfolio and comprises 44% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

11. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

12. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2013, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2010-2012, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio, through the Underlying PIMCO Funds may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity linked derivatives.

ANNUAL REPORT	DECEMBER 31, 2013	21

Notes to Financial Statements (Cont.)

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets through indirect investments in a Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s indirect investments in the Subsidiaries of the Underlying PIMCO Funds may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus. If, during a taxable year, the Underlying PIMCO Fund’s Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Underlying PIMCO Fund as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Underlying PIMCO Fund as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2013, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$11,487	$—	$10,601	$—	$(165,642)	$—	$—

(1)	Adjusted for open wash sale loss deferrals for federal income tax purposes.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through December 31, 2013 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2013 through December 31, 2013, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2013, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$—	$—	$155,495	$—

Under the recently enacted Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2013, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$10,147	$—

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

As of December 31, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$1,338,206	$39,409	$(28,809)	$10,600

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2013 and December 31, 2012, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2013	$66,000	$—	$—
12/31/2012	$63,482	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2013	23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO All Asset Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO All Asset Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2014

24	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
SSB	State Street Bank and Trust Co.

Currency Abbreviations:
USD (or $)	United States Dollar

ANNUAL REPORT	DECEMBER 31, 2013	25

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013:

1.47%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.67%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

26	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	172	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2013	27

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian* (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Vice President	11/2013 to Present Treasurer 08/1997 to 11/2013	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

* Effective February 3, 2014, Dr. El-Erian no longer serves as a Senior Vice President of the Trust.

28	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2013	29

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 12-13, 2013, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2014. The Board also considered and approved for an additional one-year term through August 31, 2014, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2014.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreement are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust and the independent Trustees.

The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 12-13, 2013 meeting. The independent Trustees also met with counsel to the Trust and the independent Trustees on August 2, 2013 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

30	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2012, including, but not limited to, undertaking significant technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2013. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2013 and other performance data, as available, for the periods ended June 30, 2013 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2013 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 12-13, 2013 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2013.

ANNUAL REPORT	DECEMBER 31, 2013	31

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Board noted that, for periods ending May 31, 2013, the Administrative Class of 71%, 92% and 100% of the Portfolios outperformed their Lipper category median in the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 86% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2013 (based on the performance of the Administrative Class). The Board also noted that ten of 13 Portfolios, representing 93% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2013, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $23 billion as of May 31, 2013.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expense ratios in their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the size of the assets under management with PIMCO, the manner in which similar portfolios may be managed, different requirements with

32	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to

ANNUAL REPORT	DECEMBER 31, 2013	33

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively; had been reduced for some Portfolios over time; had been held steady for most Portfolios as assets grew, or declined in the case of some Portfolios; and continued to be competitive compared with peers. The Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. The Trustees noted that the benefits of the unified fee were apparent during the recent financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC supported the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and in return for the fees paid to RALLC by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

34	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT01AR_123113

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2013

PIMCO All Asset Portfolio

Share Class

■	Institutional

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	24
Glossary	25
Federal Income Tax Information	26
Management of the Trust	27
Privacy Policy	29
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	30

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2013. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

The past twelve months were marked by ongoing periods of heightened bond market volatility brought on by uncertainty around central bank monetary and fiscal policy, geopolitical concerns, and a slower than hoped for rebound in the global economy. Following a particularly bumpy third quarter, however, all financial markets completed the year along a relatively smoother path. Federal Reserve (“Fed”) Chairman Ben Bernanke laid the groundwork in September, when he clarified the Fed’s commitment to maintain its quantitative easing (“QE”) bond purchase program of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero-bound range. The nomination of Janet Yellen to the Chairmanship further helped to reassure investors that the Fed would be committed to the continuation of their accommodative policies.

As investors were made particularly aware, beginning in mid-May conditions in financial markets deteriorated rapidly as markets reacted to signals by the Fed that it might begin to slow the pace of its asset purchases. This shift in tone fueled a broad-based sell-off within fixed income assets throughout the summer, undermining market liquidity and sending yields higher across the risk spectrum.

By mid-September, however, the Fed announced its intent to delay any tapering until more convincing indicators of economic growth become apparent and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore higher) and a rally across most equity markets. The Fed also maintained the Federal Funds Rate within a narrow range of zero to 25 basis points. Into October, investors were once again kept on edge by the uncertain fiscal policy and political landscape—namely the partial shutdown of the U.S. government that began during the first week of October, the ongoing debt ceiling negotiations between the White House and Congress, and confirmation proceedings for the next Fed Chairman. Investors were relieved by the last-minute deal announced on October 17 that reached an agreement to reopen the U.S. government and raise the debt ceiling.

In November, relative calm prevailed across most fixed income markets, and equity markets continued to rally. The European Central Bank (“ECB”) reduced their main policy rate (or the interest rate at which it lends money to banks) by 25 basis points to 0.25%, likely due to their concern over lower than expected inflation and a weak global growth outlook. The Bank of England (“BOE”) unanimously voted to leave its main policy rate unchanged amid a pickup in economic growth and expectations that this would lead to an eventual decline in the U.K. unemployment rate.

Towards the latter part of December, the Fed announced that beginning in January 2014 it intends to gradually exit its bond-buying program, by reducing it from $85 billion to $75 billion spread equally across mortgage and U.S. Treasury purchases. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee (“FOMC”) provided even greater assurances that the policy rate would remain near a zero-bound range until signs of sustainable growth are more broadly evident in the U.S. economy. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

U.S. Treasuries underperformed most other developed sovereign bond markets on a hedged basis as investors reacted to the various Fed announcements regarding the tapering of their QE bond purchase program. In particular, U.S. Treasury yields rose to their highest level in late December as investors reacted to the Fed’s announcement that it would begin the reduction of its asset purchases starting in January 2014. This decision was made on the back of improving economic data, which included a lower unemployment rate, respectable monthly job reports, and improving housing fundamentals. The benchmark ten-year U.S. Treasury note yielded 3.03% at the end of the reporting period, as compared to 1.76% on December 31, 2012. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 2.02% for the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 8.61% over the period, underperforming nominal U.S. Treasuries. U.S. TIPS sold off, particularly during the second quarter of the reporting period, as the market began to price in the inevitable Fed tapering decision, which was officially announced in December. The decision by the Fed to initiate the tapering of asset purchases was validated via stronger jobs and GDP data, with continual weaker inflation data adding further pressure to U.S. TIPS valuations towards the latter part of the period. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 9.52% over the period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries even with the Fed’s announcement that it would begin to reduce its asset purchases in January 2014. The announcement, however, did lead to differentiated performance among coupons, with lower coupons underperforming, as these bonds have been the largest beneficiaries of Fed purchases. Prices for non-Agency mortgages rose on limited outstanding supply, improving risk appetite and ongoing signs of recovery in the housing sector. Commercial MBS also outperformed amid strong investor demand and a continued rebound in property valuations.

■

The U.S. investment grade credit market, as measured by the Barclays U.S. Credit Index, declined 2.01% for the period, but outperformed like-duration U.S. Treasuries as spreads tightened, ending the year at the lowest level since the global financial crisis began. This positive performance was supported by improving global growth fundamentals and continued easy monetary policy. The high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 7.42% for the period. The sector was one of the best-performing fixed income sectors, benefiting from relatively sound fundamentals and investor demand for higher yielding assets with lower interest rate sensitivity.

■

Emerging markets (“EM”) external debt underperformed U.S. Treasuries during the year and was impacted by the second quarter sell-off. Country-specific stories and the risk-on market sentiment following the Fed tapering announcement supported lower spreads in the fourth quarter, particularly in December. EM local assets particularly underperformed U.S. Treasuries during the period, as weaker EM currencies and increases in local yields weighed on overall returns.

■

Developed market equities posted strong performance in 2013, despite a period marked by considerable volatility and uncertainty around central bank policy. U.S. equities, as measured by the S&P 500 Index, returned 32.39%. Global equities, as represented by the MSCI All Country World Index Net USD and MSCI World Index, returned 22.80% and 26.68%, respectively. Emerging market equities (“EM”), as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.60%. EM equities underperformed developed market equities due to declining earnings growth and rising interest rates in the U.S. which placed pressure on local EM currencies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2014

ANNUAL REPORT	DECEMBER 31, 2013	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO All Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, “Underlying PIMCO Funds”).

A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

Among the principal risks of investing in the Portfolio are allocation risk, Underlying PIMCO Fund risk and issuer non-diversification risk. The Portfolio also is indirectly subject to the risks of the Underlying PIMCO Funds, which may include, but are not limited to, the following: interest rate risk, market trading risk, limited issuance risk, municipal project-specific risk, municipal bond risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, tax risk, subsidiary risk, short sale risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus. An Underlying PIMCO Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Underlying PIMCO Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on an Underlying PIMCO Fund. For example, a small investment in a derivative instrument may have a significant impact on an Underlying PIMCO Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. An Underlying PIMCO Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. An Underlying PIMCO Fund may invest a significant portion of its assets in these types of instruments. If it does, the Underlying PIMCO Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. An Underlying PIMCO Fund’s investment in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if an Underlying PIMCO Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

4	PIMCO VARIABLE INSURANCE TRUST

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Underlying PIMCO Funds in addition to the Portfolio’s direct fees and expenses.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class, Advisor Class and Class M only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2013 to December 31, 2013.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2013	5

PIMCO All Asset Portfolio

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown‡

PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	11.9%
PIMCO Income Fund	10.2%
PIMCO Emerging Local Bond Fund	7.4%
PIMCO Emerging Markets Currency Fund	7.4%
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	7.1%
PIMCO High Yield Spectrum Fund	5.1%
Other	50.9%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	1 Year	5 Years	Class Inception (01/31/2006)
PIMCO All Asset Portfolio Institutional Class	0.43%	10.23%	5.64%
Barclays U.S. TIPS: 1-10 Year Index±	-5.58%	4.95%	4.39%
Consumer Price Index + 500 Basis Points±±	6.49%	7.10%	7.08%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.175% for Institutional Class shares.

± Barclays U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years. It is not possible to invest directly in an unmanaged index.

±± CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/13)	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,037.90	$1,023.82
Expenses Paid During Period†	$1.41	$1.40
Net Annualized Expense Ratio††	0.275%	0.275%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 6 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO All Asset Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or, as applicable, Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, the “Underlying PIMCO Funds”). Though it is anticipated that the Portfolio will not currently invest in the Short Strategy Underlying PIMCO Funds, the Portfolio may invest in these Underlying PIMCO Funds in the future, without shareholder approval, at the discretion of PIMCO. The Portfolio invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers.

»

Exposure to developed market equity strategies, primarily through the PIMCO International Fundamental IndexPLUS® AR Strategy Fund and the PIMCO Small Company Fundamental IndexPLUS® Strategy Fund, benefited returns as developed markets equities rallied during the reporting period.

»

Allocations to emerging market bonds and currencies, primarily through the PIMCO Emerging Markets Bond Fund, PIMCO Emerging Local Bond Fund, and PIMCO Emerging Markets Currency Fund, detracted from returns as emerging market currencies and bonds (both locally denominated and U.S. dollar-denominated) declined during the reporting period.

»

Exposure to credit strategies, primarily through the PIMCO Income Fund, PIMCO High Yield Fund, and the PIMCO High Yield Spectrum Fund, benefited returns as these Underlying PIMCO Funds posted positive returns for the reporting period.

»

An allocation to longer maturity U.S. core bonds, mainly through the PIMCO Long Duration Total Return Fund and the PIMCO Long-Term U.S. Government Bond Fund, detracted from returns as long maturity U.S. yields rose and prices fell for the reporting period.

»

Holdings in emerging market equities, achieved principally through the PIMCO EM Fundamental IndexPLUS® AR Strategy Fund, detracted from returns as emerging market equities suffered losses during the reporting period.

»

Exposure to liquid alternative strategies, which seek to provide market neutral exposure and alpha generation through publicly available mutual funds, achieved mainly through the PIMCO Credit Absolute Return Fund, the PIMCO EqS Long/Short Fund, and the PIMCO Fundamental Advantage Absolute Return Strategy Fund, benefited performance as these Underlying PIMCO Funds posted positive returns during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO All Asset Portfolio

Selected Per Share Data for the Year Ended:	12/31/2013	12/31/2012	12/31/2011	12/31/2010	12/31/2009

Institutional Class
Net asset value beginning of year	$11.48	$10.52	$11.06	$10.50	$9.23
Net investment income (a)	0.50	0.77	0.79	0.97	1.15
Net realized/unrealized gain (loss)	(0.46)	0.80	(0.56)	0.39	0.83
Total income from investment operations	0.04	1.57	0.23	1.36	1.98
Dividends from net investment income	(0.54)	(0.61)	(0.77)	(0.80)	(0.71)
Total distributions	(0.54)	(0.61)	(0.77)	(0.80)	(0.71)
Net asset value end of year	$10.98	$11.48	$10.52	$11.06	$10.50
Total return	0.43%	15.11%	2.08%	13.31%	21.73%
Net assets end of year (000s)	$10,082	$12,252	$5,432	$3,390	$2,097
Ratio of expenses to average net assets	0.295%	0.345%	0.355%	0.395%	0.435%
Ratio of expenses to average net assets excluding waivers	0.425%	0.425%	0.425%	0.425%	0.435%
Ratio of expenses to average net assets excluding interest expense	0.295%	0.345%	0.355%	0.395%	0.435%
Ratio of expenses to average net assets excluding interest expense and waivers	0.425%	0.425%	0.425%	0.425%	0.435%
Ratio of net investment income to average net assets	4.39%	6.86%	7.12%	8.83%	11.31%
Portfolio turnover rate	61%*	26%*	55%*	99%*	126%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	7

Statement of Assets and Liabilities PIMCO All Asset Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2013

Assets:
Investments, at value
Investments in securities*	$999
Investments in Affiliates	1,347,807
Receivable for investments in Affiliates sold	2,595
Receivable for Portfolio shares sold	486
Dividends receivable from Affiliates	2,846
Reimbursement receivable from PIMCO	266
1,354,999

Liabilities:
Payable for investments in Affiliates purchased	$6,444
Payable for Portfolio shares redeemed	1,247
Accrued investment advisory fees	201
Accrued supervisory and administrative fees	287
Accrued distribution fees	128
Accrued servicing fees	105
8,412

Net Assets	$1,346,587

Net Assets Consist of:
Paid in capital	$1,490,141
Undistributed net investment income	11,487
Accumulated undistributed net realized (loss)	(175,806)
Net unrealized appreciation	20,765
$1,346,587

Net Assets:
Institutional Class	$10,082
Administrative Class	824,590
Advisor Class	406,398
Class M	105,517

Shares Issued and Outstanding:
Institutional Class	918
Administrative Class	75,802
Advisor Class	37,014
Class M	9,555

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.98
Administrative Class	10.88
Advisor Class	10.98
Class M	11.04

Cost of Investments in Securities	$999
Cost of Investments in Affiliates	$1,327,042

* Includes repurchase agreements of:	$999

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO All Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2013

Investment Income:
Dividends from Investments in Affiliates	$71,643
Total Income	71,643

Expenses:
Investment advisory fees	2,555
Supervisory and administrative fees	3,651
Servicing fees - Administrative Class	1,299
Distribution and/or servicing fees - Advisor Class	1,180
Distribution and/or servicing fees - Class M	493
Total Expenses	9,178
Waiver and/or Reimbursement by PIMCO	(1,889)
Net Expenses	7,289

Net Investment Income	64,354

Net Realized Gain (Loss):
Investments in Affiliates	(7,780)
Net capital gain distributions received from Affiliate investments	4,996
Net Realized (Loss)	(2,784)

Net Change in Unrealized Appreciation (Depreciation):
Investments in Affiliates	(63,248)
Net Change in Unrealized (Depreciation)	(63,248)
Net (Loss)	(66,032)

Net (Decrease) in Net Assets Resulting from Operations	$(1,678)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	9

Statements of Changes in Net Assets PIMCO All Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2013	Year Ended December 31, 2012

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$64,354	$66,888
Net realized gain (loss)	(2,784)	8,428
Net change in unrealized appreciation (depreciation)	(63,248)	83,382
Net increase (decrease) resulting from operations	(1,678)	158,698

Distributions to Shareholders:
From net investment income
Institutional Class	(549)	(507)
Administrative Class	(40,444)	(38,234)
Advisor Class	(20,303)	(20,526)
Class M	(4,704)	(4,215)

Total Distributions	(66,000)	(63,482)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(9,644)	372,510
Net increase (decrease) in capital	(77,322)	467,726

Net Assets:
Beginning of year	1,423,909	956,183
End of year*	$1,346,587	$1,423,909

* Including undistributed net investment income of:	$11,487	$13,133

**	See note 10 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO All Asset Portfolio

December 31, 2013

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (b) 0.1%
		$999

Total Short-Term Instruments (Cost $999)		999

Total Investments in Securities (Cost $999)		999

	SHARES
INVESTMENTS IN AFFILIATES 100.1%

MUTUAL FUNDS (a) 100.0%
PIMCO CommoditiesPLUS® Strategy Fund	2,422,243	25,966
PIMCO CommodityRealReturn Strategy Fund®	6,041,159	33,166
PIMCO Credit Absolute Return Fund	3,627,114	38,085
PIMCO Diversified Income Fund	4,069,574	46,759
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	16,574,347	160,440
PIMCO EMG Intl Low Volatility RAFI® - PLUS AR Fund	24,000	240
PIMCO Emerging Local Bond Fund	10,687,734	99,717
PIMCO Emerging Markets Bond Fund	5,035,025	53,875
PIMCO Emerging Markets Corporate Bond Fund	1,621,336	18,305
PIMCO Emerging Markets Currency Fund	9,816,938	99,347
PIMCO EqS® Dividend Fund	283,291	3,482
PIMCO EqS® Long/Short Fund	537,476	6,417
PIMCO EqS Pathfinder Fund®	4,070,943	48,729
PIMCO Floating Income Fund	3,101,985	27,422
PIMCO Foreign Bond Fund (Unhedged)	53,677	539
PIMCO Fundamental Advantage Absolute Return Strategy Fund	8,497,096	33,733
PIMCO Fundamental IndexPLUS® AR Fund	69,190	471
PIMCO Global Advantage® Strategy Bond Fund	1,223,915	13,512
PIMCO High Yield Fund	5,685,899	54,641
PIMCO High Yield Spectrum Fund	6,362,517	69,542
PIMCO Income Fund	11,211,396	137,452
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	7,847,067	95,420
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	224,629	1,548
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	744,499	5,978
PIMCO Intl Low Volatility RAFI® - PLUS AR Fund	24,000	240
PIMCO Investment Grade Corporate Bond Fund	36,553	374
PIMCO Long Duration Total Return Fund	75,897	796
PIMCO Long-Term Credit Fund	4,448,592	51,826
PIMCO Long-Term U.S. Government Fund	56,147	517
PIMCO Low Duration Fund	989,617	10,223
PIMCO Low Volatility RAFI® - PLUS AR Fund	24,000	240
PIMCO Mortgage Opportunities Fund	674,584	7,380
PIMCO Real Return Asset Fund	870,188	6,692
PIMCO Real Return Fund	1,186	13
PIMCO RealEstateRealReturn Strategy Fund	12,716,650	48,705
PIMCO Senior Floating Rate Fund	2,658,410	27,222
PIMCO Short-Term Fund	442	4
PIMCO Small Cap StocksPLUS® AR Strategy Fund	80,410	782
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	967,793	11,720
PIMCO StocksPLUS® Absolute Return Fund	4,844	49
PIMCO StocksPLUS® Fund	33	0
PIMCO Total Return Fund	954,027	10,199
PIMCO Unconstrained Bond Fund	3,434,391	38,087
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	5,774,836	56,998

Total Mutual Funds (Cost $1,325,966)		1,346,853

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	11

Schedule of Investments PIMCO All Asset Portfolio (Cont.)

December 31, 2013

	SHARES	MARKET VALUE (000S)
EXCHANGE-TRADED FUNDS 0.1%
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund	20,000	$953

Total Exchange-Traded Funds (Cost $1,075)		953

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio	72	1

Total Short-Term Instruments (Cost $1)		1

Total Investments in Affiliates (Cost $1,327,042)		1,347,807

Total Investments 100.2% (Cost $1,328,041)		$1,348,806

Other Assets and Liabilities, net (0.2%)		(2,219)

Net Assets 100.0%		$1,346,587

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2013	01/02/2014	$999	Freddie Mac 2.080% due 10/17/2022	$(1,023)	$999	$999

Total Repurchase Agreements						$(1,023)	$999	$999

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)		Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$999	$0	$0	$0	$999		$(1,023)		$(24)

Total Borrowings and Other Financing Transactions	$999	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 5, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$999	$0	$999

Investments in Affiliates, at Value
Mutual Funds	1,346,853	0	0	1,346,853
Exchange-Traded Funds	953	0	0	953
Short-Term Instruments
Central Funds Used for Cash Management Purposes	1	0	0	1
	$1,347,807	$0	$0	$1,347,807

Total Investments	$1,347,807	$999	$0	$1,348,806

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2013

1. ORGANIZATION

The PIMCO All Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class, Advisor Class and Class M is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares or, as applicable, Class M shares of the Underlying PIMCO Funds. The Portfolio may invest in any or all of the underlying investment funds (the “Underlying PIMCO Funds” or “Acquired Funds”). The Portfolio’s investment in a particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Portfolio’s combined investments in the PIMCO Fundamental IndexPLUS® AR, PIMCO International StocksPLUS® AR Strategy (Unhedged), PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged), PIMCO Small Cap StocksPLUS® AR Strategy, PIMCO StocksPLUS®, PIMCO StocksPLUS® Long Duration, PIMCO StocksPLUS® Absolute Return, PIMCO EqS® Emerging Markets and PIMCO EqS Pathfinder® Funds normally will not exceed 50% of its total assets. In addition, the Portfolio’s combined investments in the PIMCO CommodityRealReturn Strategy Fund®, PIMCO Real Return, PIMCO Real Return Asset and PIMCO RealEstateRealReturn Strategy Funds normally will not exceed 75% of its total assets.

The Portfolio’s assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, when making allocation decisions among the Underlying PIMCO Funds, the Portfolio’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. These data include projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Portfolio’s asset allocation sub-adviser has the flexibility to reallocate the Portfolio’s assets among any or all of the

Underlying PIMCO Funds based on its ongoing analyses of the equity, fixed income and commodity markets, although these shifts are not expected to be large or frequent in nature. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of Underlying PIMCO Funds than a diversified fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(b) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

ANNUAL REPORT	DECEMBER 31, 2013	13

Notes to Financial Statements (Cont.)

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

14	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Exchange-Traded Funds  The Portfolio may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Investments in Affiliates

The Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2013 (amounts in thousands):

Underlying PIMCO Funds	Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
PIMCO CommoditiesPLUS® Strategy Fund	$46,664	$2,839	$(22,736)	$(1,333)	$532	$25,966	$122	$7
PIMCO CommodityRealReturn Strategy Fund®	24,007	36,362	(24,814)	(1,753)	(636)	33,166	629	0
PIMCO Convertible Fund	24,767	2,540	(28,225)	9,923	(9,005)	0	536	0
PIMCO Credit Absolute Return Fund	11,607	26,429	0	0	49	38,085	416	12
PIMCO Diversified Income Fund	52,910	26,018	(27,763)	(1,316)	(3,090)	46,759	3,053	342

ANNUAL REPORT	DECEMBER 31, 2013	15

Notes to Financial Statements (Cont.)

Underlying PIMCO Funds	Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	$113,330	$60,620	$(5,240)	$(494)	$(7,776)	$160,440	$166	$538
PIMCO EMG Intl Low Volatility RAFI® - PLUS AR Fund	0	240	0	0	0	240	0	0
PIMCO Emerging Local Bond Fund	98,501	17,844	0	0	(16,628)	99,717	4,697	0
PIMCO Emerging Markets Bond Fund	55,478	6,667	0	0	(8,270)	53,875	3,043	1,601
PIMCO Emerging Markets Corporate Bond Fund	16,843	2,744	0	0	(1,282)	18,305	807	124
PIMCO Emerging Markets Currency Fund	101,119	5,537	(3,167)	(115)	(4,027)	99,347	1,617	0
PIMCO EqS Pathfinder Fund®	25,049	21,953	(2,500)	(68)	4,295	48,729	736	918
PIMCO EqS® Dividend Fund	2,893	293	0	0	296	3,482	182	111
PIMCO EqS® Long/Short Fund	4,770	343	0	0	1,304	6,417	227	116
PIMCO Floating Income Fund	77,438	11,918	(60,349)	(1,221)	(364)	27,422	2,897	0
PIMCO Foreign Bond Fund (Unhedged)	33,203	498	(30,593)	(3,135)	566	539	498	0
PIMCO Fundamental Advantage Absolute Return Strategy Fund	48,048	32,866	(43,429)	(640)	(3,112)	33,733	5,007	0
PIMCO Fundamental IndexPLUS® AR Fund	2,249	185	(2,500)	787	(250)	471	185	0
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund	1,087	0	0	0	(134)	953	4	0
PIMCO Global Advantage® Strategy Bond Fund	40,211	844	(25,489)	(874)	(1,180)	13,512	710	134
PIMCO High Yield Fund	92,314	5,019	(42,018)	708	(1,382)	54,641	5,019	0
PIMCO High Yield Spectrum Fund	68,995	5,402	(5,000)	40	105	69,542	5,155	246
PIMCO Income Fund	135,433	21,716	(18,272)	(351)	(1,074)	137,452	8,005	171
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	57,152	33,645	0	0	4,623	95,420	11,205	0
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	5,698	398	(1,000)	(57)	939	5,978	398	0
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	1,485	223	(240)	0	80	1,548	217	7
PIMCO Intl Low Volatility RAFI® - PLUS AR Fund	0	240	0	0	0	240	0	0
PIMCO Investment Grade Corporate Bond Fund	36,069	9,679	(43,075)	1,745	(4,044)	374	1,030	25
PIMCO Long Duration Total Return Fund	15,752	28,543	(39,227)	(4,763)	491	796	1,086	9
PIMCO Long-Term Credit Fund	46,909	11,279	0	0	(6,362)	51,826	3,582	209
PIMCO Long-Term U.S. Government Fund	9,750	8,629	(15,938)	(2,480)	556	517	299	3
PIMCO Low Duration Fund	15	55,677	(45,566)	71	26	10,223	31	6
PIMCO Low Volatility RAFI® - PLUS AR Fund	0	240	0	0	0	240	0	0
PIMCO Mortgage Opportunities Fund	0	7,338	0	0	42	7,380	138	0
PIMCO Real Return Asset Fund	1,892	23,227	(18,000)	(75)	(352)	6,692	365	68
PIMCO Real Return Fund	331	3,434	(3,802)	77	(27)	13	10	2
PIMCO RealEstateRealReturn Strategy Fund	17,963	44,801	(7,188)	463	(7,334)	48,705	2,908	175
PIMCO Senior Floating Rate Fund	27,959	9,172	(9,850)	(59)	0	27,222	1,367	41
PIMCO Short-Term Floating NAV Portfolio	7	56,001	(56,007)	0	0	1	1	0
PIMCO Short-Term Fund	137	5,001	(5,138)	5	(1)	4	1	0
PIMCO Small Cap StocksPLUS® AR Strategy Fund	941	101	(500)	176	64	782	61	40
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	8,560	3,158	(240)	(38)	280	11,720	3,153	5
PIMCO StocksPLUS® Absolute Return Fund	2,887	19	(3,560)	1,260	(557)	49	15	4
PIMCO StocksPLUS® Fund	0	0	0	0	0	0	0	0
PIMCO Total Return Fund	48,328	223,241	(260,119)	(2,256)	1,005	10,199	575	50
PIMCO Unconstrained Bond Fund	50,107	86,446	(96,112)	(1,990)	(364)	38,087	632	32
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	12,155	47,026	(916)	(17)	(1,250)	56,998	858	0
Totals	$1,421,013	$946,395	$(948,573)	$(7,780)	$(63,248)	$1,347,807	$71,643	$4,996

16	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

5. PRINCIPAL RISKS

In the normal course of business the Underlying PIMCO Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Investments in Mutual Funds  To the extent that the Portfolio invests substantially all of its assets in certain series of PIMCO Funds and certain series of PIMCO Equity Series, each an affiliated investment company also managed by PIMCO, (“Underlying PIMCO Funds”), the risks associated with investing in this Portfolio will be closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds or Acquired Funds. The ability of the Portfolio to achieve its investment objective may depend upon the ability of the Underlying PIMCO Funds or Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund or Acquired Fund will be achieved. The net asset value of each Portfolio will fluctuate in response to changes in the respective net asset values of the Underlying PIMCO Funds or Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular Underlying PIMCO Fund or Acquired Fund will depend upon the extent to which the assets of the Portfolio are allocated from time to time for investment in the Underlying PIMCO Funds or Acquired Funds, which will vary. Investing in Underlying PIMCO Funds or Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds or Acquired Funds.

The investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in the Portfolio is that the Portfolio’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds or Acquired Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  The Portfolio’s (Underlying PIMCO Fund’s or Acquired Fund’s) investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Portfolio (Underlying PIMCO Fund or Acquired Fund) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements. As mentioned earlier in this report, the U.S. is currently experiencing historically low interest rates. This combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, the fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value.

If the Portfolio (Underlying PIMCO Fund or Acquired Fund) invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio (Underlying PIMCO Fund or Acquired Fund), or, in the case of hedging positions, that the Portfolio’s (Underlying PIMCO Fund’s or Acquired Fund’s) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s (Underlying PIMCO Fund’s or Acquired Fund’s) investments in foreign currency denominated securities may reduce the returns of the Portfolio (Underlying PIMCO Fund or Acquired Fund).

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate

ANNUAL REPORT	DECEMBER 31, 2013	17

Notes to Financial Statements (Cont.)

earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s (Underlying PIMCO Fund’s or Acquired Fund’s) investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Underlying PIMCO Funds will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Underlying PIMCO Funds minimize concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Underlying PIMCO Funds could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Underlying PIMCO Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Underlying PIMCO Funds have unsettled or open transactions will default. Financial assets, which potentially expose the Underlying PIMCO Funds to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Underlying PIMCO Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Underlying PIMCO Funds exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Underlying PIMCO Funds in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Underlying PIMCO Funds. The Underlying PIMCO Funds may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Underlying PIMCO Funds subsequently decreases, the Underlying PIMCO Funds would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Underlying PIMCO Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio is subject to various netting arrangements, with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”)

18	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

6. FEES AND EXPENSES

(a) Investment Advisory Fee  Pacific Investment Management Company LLC (“PIMCO”) is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.175%.

Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the Portfolio.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted separate Distribution and Servicing Plans for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related

ANNUAL REPORT	DECEMBER 31, 2013	19

Notes to Financial Statements (Cont.)

services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the Portfolio are based upon an allocation of the

Portfolio’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2014, to reduce its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. The recoverable amount to PIMCO at December 31, 2013 was $3,368,695.

7. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

8. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2013, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$890,394	$892,566

10. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2013		Year Ended 12/31/2012
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	451	$5,162	737	$8,318
Administrative Class	15,976	180,944	24,773	275,678
Advisor Class	7,681	88,058	10,423	117,641
Class M	2,661	30,291	2,460	27,703
Issued as reinvestment of distributions
Institutional Class	50	549	44	507
Administrative Class	3,702	40,444	3,401	38,234
Advisor Class	1,842	20,303	1,813	20,526
Class M	425	4,704	371	4,215
Cost of shares redeemed
Institutional Class	(650)	(7,323)	(230)	(2,536)
Administrative Class	(16,808)	(186,192)	(5,615)	(62,264)
Advisor Class	(14,173)	(158,225)	(3,673)	(41,389)
Class M	(2,512)	(28,359)	(1,273)	(14,123)
Net (decrease) resulting from Portfolio share transactions	(1,355)	$(9,644)	33,231	$372,510

As of December 31, 2013, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 63% of the Portfolio. One shareholder is a related party to the portfolio and comprises 44% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

11. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

12. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2013, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2010-2012, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio, through the Underlying PIMCO Funds may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity linked derivatives.

ANNUAL REPORT	DECEMBER 31, 2013	21

Notes to Financial Statements (Cont.)

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets through indirect investments in a Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s indirect investments in the Subsidiaries of the Underlying PIMCO Funds may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus. If, during a taxable year, the Underlying PIMCO Fund’s Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Underlying PIMCO Fund as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Underlying PIMCO Fund as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2013, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$11,487	$—	$10,601	$—	$(165,642)	$—	$—

(1)	Adjusted for open wash sale loss deferrals for federal income tax purposes.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through December 31, 2013 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2013 through December 31, 2013, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2013, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$—	$—	$155,495	$—

Under the recently enacted Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2013, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$10,147	$—

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

As of December 31, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$1,338,206	$39,409	$(28,809)	$10,600

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2013 and December 31, 2012, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2013	$66,000	$—	$—
12/31/2012	$63,482	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2013	23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO All Asset Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO All Asset Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2014

24	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
SSB	State Street Bank and Trust Co.

Currency Abbreviations:
USD (or $)	United States Dollar

ANNUAL REPORT	DECEMBER 31, 2013	25

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013:

1.47%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.67%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

26	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	172	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2013	27

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian* (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Vice President	11/2013 to Present Treasurer 08/1997 to 11/2013	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

* Effective February 3, 2014, Dr. El-Erian no longer serves as a Senior Vice President of the Trust.

28	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2013	29

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 12-13, 2013, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2014. The Board also considered and approved for an additional one-year term through August 31, 2014, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2014.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreement are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust and the independent Trustees.

The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 12-13, 2013 meeting. The independent Trustees also met with counsel to the Trust and the independent Trustees on August 2, 2013 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

30	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2012, including, but not limited to, undertaking significant technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2013. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2013 and other performance data, as available, for the periods ended June 30, 2013 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2013 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 12-13, 2013 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2013.

ANNUAL REPORT	DECEMBER 31, 2013	31

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Board noted that, for periods ending May 31, 2013, the Administrative Class of 71%, 92% and 100% of the Portfolios outperformed their Lipper category median in the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 86% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2013 (based on the performance of the Administrative Class). The Board also noted that ten of 13 Portfolios, representing 93% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2013, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $23 billion as of May 31, 2013.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expense ratios in their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the size of the assets under management with PIMCO, the manner in which similar portfolios may be managed, different requirements with

32	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to

ANNUAL REPORT	DECEMBER 31, 2013	33

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively; had been reduced for some Portfolios over time; had been held steady for most Portfolios as assets grew, or declined in the case of some Portfolios; and continued to be competitive compared with peers. The Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. The Trustees noted that the benefits of the unified fee were apparent during the recent financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC supported the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and in return for the fees paid to RALLC by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

34	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT05AR_123113

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2013

PIMCO All Asset Portfolio

Share Class

■	Advisor

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	24
Glossary	25
Federal Income Tax Information	26
Management of the Trust	27
Privacy Policy	29
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	30

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2013. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

The past twelve months were marked by ongoing periods of heightened bond market volatility brought on by uncertainty around central bank monetary and fiscal policy, geopolitical concerns, and a slower than hoped for rebound in the global economy. Following a particularly bumpy third quarter, however, all financial markets completed the year along a relatively smoother path. Federal Reserve (“Fed”) Chairman Ben Bernanke laid the groundwork in September, when he clarified the Fed’s commitment to maintain its quantitative easing (“QE”) bond purchase program of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero-bound range. The nomination of Janet Yellen to the Chairmanship further helped to reassure investors that the Fed would be committed to the continuation of their accommodative policies.

As investors were made particularly aware, beginning in mid-May conditions in financial markets deteriorated rapidly as markets reacted to signals by the Fed that it might begin to slow the pace of its asset purchases. This shift in tone fueled a broad-based sell-off within fixed income assets throughout the summer, undermining market liquidity and sending yields higher across the risk spectrum.

By mid-September, however, the Fed announced its intent to delay any tapering until more convincing indicators of economic growth become apparent and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore higher) and a rally across most equity markets. The Fed also maintained the Federal Funds Rate within a narrow range of zero to 25 basis points. Into October, investors were once again kept on edge by the uncertain fiscal policy and political landscape—namely the partial shutdown of the U.S. government that began during the first week of October, the ongoing debt ceiling negotiations between the White House and Congress, and confirmation proceedings for the next Fed Chairman. Investors were relieved by the last-minute deal announced on October 17 that reached an agreement to reopen the U.S. government and raise the debt ceiling.

In November, relative calm prevailed across most fixed income markets, and equity markets continued to rally. The European Central Bank (“ECB”) reduced their main policy rate (or the interest rate at which it lends money to banks) by 25 basis points to 0.25%, likely due to their concern over lower than expected inflation and a weak global growth outlook. The Bank of England (“BOE”) unanimously voted to leave its main policy rate unchanged amid a pickup in economic growth and expectations that this would lead to an eventual decline in the U.K. unemployment rate.

Towards the latter part of December, the Fed announced that beginning in January 2014 it intends to gradually exit its bond-buying program, by reducing it from $85 billion to $75 billion spread equally across mortgage and U.S. Treasury purchases. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee (“FOMC”) provided even greater assurances that the policy rate would remain near a zero-bound range until signs of sustainable growth are more broadly evident in the U.S. economy. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

U.S. Treasuries underperformed most other developed sovereign bond markets on a hedged basis as investors reacted to the various Fed announcements regarding the tapering of their QE bond purchase program. In particular, U.S. Treasury yields rose to their highest level in late December as investors reacted to the Fed’s announcement that it would begin the reduction of its asset purchases starting in January 2014. This decision was made on the back of improving economic data, which included a lower unemployment rate, respectable monthly job reports, and improving housing fundamentals. The benchmark ten-year U.S. Treasury note yielded 3.03% at the end of the reporting period, as compared to 1.76% on December 31, 2012. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 2.02% for the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 8.61% over the period, underperforming nominal U.S. Treasuries. U.S. TIPS sold off, particularly during the second quarter of the reporting period, as the market began to price in the inevitable Fed tapering decision, which was officially announced in December. The decision by the Fed to initiate the tapering of asset purchases was validated via stronger jobs and GDP data, with continual weaker inflation data adding further pressure to U.S. TIPS valuations towards the latter part of the period. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 9.52% over the period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries even with the Fed’s announcement that it would begin to reduce its asset purchases in January 2014. The announcement, however, did lead to differentiated performance among coupons, with lower coupons underperforming, as these bonds have been the largest beneficiaries of Fed purchases. Prices for non-Agency mortgages rose on limited outstanding supply, improving risk appetite and ongoing signs of recovery in the housing sector. Commercial MBS also outperformed amid strong investor demand and a continued rebound in property valuations.

■

The U.S. investment grade credit market, as measured by the Barclays U.S. Credit Index, declined 2.01% for the period, but outperformed like-duration U.S. Treasuries as spreads tightened, ending the year at the lowest level since the global financial crisis began. This positive performance was supported by improving global growth fundamentals and continued easy monetary policy. The high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 7.42% for the period. The sector was one of the best-performing fixed income sectors, benefiting from relatively sound fundamentals and investor demand for higher yielding assets with lower interest rate sensitivity.

■

Emerging markets (“EM”) external debt underperformed U.S. Treasuries during the year and was impacted by the second quarter sell-off. Country-specific stories and the risk-on market sentiment following the Fed tapering announcement supported lower spreads in the fourth quarter, particularly in December. EM local assets particularly underperformed U.S. Treasuries during the period, as weaker EM currencies and increases in local yields weighed on overall returns.

■

Developed market equities posted strong performance in 2013, despite a period marked by considerable volatility and uncertainty around central bank policy. U.S. equities, as measured by the S&P 500 Index, returned 32.39%. Global equities, as represented by the MSCI All Country World Index Net USD and MSCI World Index, returned 22.80% and 26.68%, respectively. Emerging market equities (“EM”), as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.60%. EM equities underperformed developed market equities due to declining earnings growth and rising interest rates in the U.S. which placed pressure on local EM currencies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2014

ANNUAL REPORT	DECEMBER 31, 2013	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO All Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, “Underlying PIMCO Funds”).

A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

Among the principal risks of investing in the Portfolio are allocation risk, Underlying PIMCO Fund risk and issuer non-diversification risk. The Portfolio also is indirectly subject to the risks of the Underlying PIMCO Funds, which may include, but are not limited to, the following: interest rate risk, market trading risk, limited issuance risk, municipal project-specific risk, municipal bond risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, tax risk, subsidiary risk, short sale risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus. An Underlying PIMCO Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Underlying PIMCO Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on an Underlying PIMCO Fund. For example, a small investment in a derivative instrument may have a significant impact on an Underlying PIMCO Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. An Underlying PIMCO Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. An Underlying PIMCO Fund may invest a significant portion of its assets in these types of instruments. If it does, the Underlying PIMCO Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. An Underlying PIMCO Fund’s investment in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if an Underlying PIMCO Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

4	PIMCO VARIABLE INSURANCE TRUST

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Underlying PIMCO Funds in addition to the Portfolio’s direct fees and expenses.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class, Advisor Class and Class M only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2013 to December 31, 2013.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2013	5

PIMCO All Asset Portfolio

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown‡

PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	11.9%
PIMCO Income Fund	10.2%
PIMCO Emerging Local Bond Fund	7.4%
PIMCO Emerging Markets Currency Fund	7.4%
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	7.1%
PIMCO High Yield Spectrum Fund	5.1%
Other	50.9%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	1 Year	5 Years	Class Inception (04/30/2004)
PIMCO All Asset Portfolio Advisor Class	0.11%	9.96%	6.48%
Barclays U.S. TIPS: 1-10 Year Index±	-5.58%	4.95%	4.43%
Consumer Price Index + 500 Basis Points±±	6.49%	7.10%	7.34%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.425% for Advisor Class shares.

± Barclays U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years. It is not possible to invest directly in an unmanaged index.

±± CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/13)	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,035.80	$1,022.56
Expenses Paid During Period†	$2.69	$2.68
Net Annualized Expense Ratio††	0.525%	0.525%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 6 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO All Asset Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or, as applicable, Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, the “Underlying PIMCO Funds”). Though it is anticipated that the Portfolio will not currently invest in the Short Strategy Underlying PIMCO Funds, the Portfolio may invest in these Underlying PIMCO Funds in the future, without shareholder approval, at the discretion of PIMCO. The Portfolio invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers.

»

Exposure to developed market equity strategies, primarily through the PIMCO International Fundamental IndexPLUS® AR Strategy Fund and the PIMCO Small Company Fundamental IndexPLUS® Strategy Fund, benefited returns as developed markets equities rallied during the reporting period.

»

Allocations to emerging market bonds and currencies, primarily through the PIMCO Emerging Markets Bond Fund, PIMCO Emerging Local Bond Fund, and PIMCO Emerging Markets Currency Fund, detracted from returns as emerging market currencies and bonds (both locally denominated and U.S. dollar-denominated) declined during the reporting period.

»

Exposure to credit strategies, primarily through the PIMCO Income Fund, PIMCO High Yield Fund, and the PIMCO High Yield Spectrum Fund, benefited returns as these Underlying PIMCO Funds posted positive returns for the reporting period.

»

An allocation to longer maturity U.S. core bonds, mainly through the PIMCO Long Duration Total Return Fund and the PIMCO Long-Term U.S. Government Bond Fund, detracted from returns as long maturity U.S. yields rose and prices fell for the reporting period.

»

Holdings in emerging market equities, achieved principally through the PIMCO EM Fundamental IndexPLUS® AR Strategy Fund, detracted from returns as emerging market equities suffered losses during the reporting period.

»

Exposure to liquid alternative strategies, which seek to provide market neutral exposure and alpha generation through publicly available mutual funds, achieved mainly through the PIMCO Credit Absolute Return Fund, the PIMCO EqS Long/Short Fund, and the PIMCO Fundamental Advantage Absolute Return Strategy Fund, benefited performance as these Underlying PIMCO Funds posted positive returns during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO All Asset Portfolio

Selected Per Share Data for the Year Ended:	12/31/2013	12/31/2012	12/31/2011	12/31/2010	12/31/2009

Advisor Class
Net asset value beginning of year	$11.48	$10.49	$11.11	$10.50	$9.23
Net investment income (a)	0.48	0.62	0.70	0.52	0.77
Net realized/unrealized gain (loss)	(0.47)	0.92	(0.48)	0.81	1.18
Total income from investment operations	0.01	1.54	0.22	1.33	1.95
Dividends from net investment income	(0.51)	(0.55)	(0.84)	(0.72)	(0.68)
Total distributions	(0.51)	(0.55)	(0.84)	(0.72)	(0.68)
Net asset value end of year	$10.98	$11.48	$10.49	$11.11	$10.50
Total return	0.11%	14.81%	1.92%	13.00%	21.43%
Net assets end of year (000s)	$406,398	$478,073	$347,082	$330,377	$1,541,808
Ratio of expenses to average net assets	0.545%	0.595%	0.605%	0.645%	0.685%
Ratio of expenses to average net assets excluding waivers	0.675%	0.675%	0.675%	0.675%	0.685%
Ratio of expenses to average net assets excluding interest expense	0.545%	0.595%	0.605%	0.645%	0.685%
Ratio of expenses to average net assets excluding interest expense and waivers	0.675%	0.675%	0.675%	0.675%	0.685%
Ratio of net investment income to average net assets	4.25%	5.58%	6.30%	4.82%	7.83%
Portfolio turnover rate	61%*	26%*	55%*	99%*	126%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	7

Statement of Assets and Liabilities PIMCO All Asset Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2013

Assets:
Investments, at value
Investments in securities*	$999
Investments in Affiliates	1,347,807
Receivable for investments in Affiliates sold	2,595
Receivable for Portfolio shares sold	486
Dividends receivable from Affiliates	2,846
Reimbursement receivable from PIMCO	266
1,354,999

Liabilities:
Payable for investments in Affiliates purchased	$6,444
Payable for Portfolio shares redeemed	1,247
Accrued investment advisory fees	201
Accrued supervisory and administrative fees	287
Accrued distribution fees	128
Accrued servicing fees	105
8,412

Net Assets	$1,346,587

Net Assets Consist of:
Paid in capital	$1,490,141
Undistributed net investment income	11,487
Accumulated undistributed net realized (loss)	(175,806)
Net unrealized appreciation	20,765
$1,346,587

Net Assets:
Institutional Class	$10,082
Administrative Class	824,590
Advisor Class	406,398
Class M	105,517

Shares Issued and Outstanding:
Institutional Class	918
Administrative Class	75,802
Advisor Class	37,014
Class M	9,555

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.98
Administrative Class	10.88
Advisor Class	10.98
Class M	11.04

Cost of Investments in Securities	$999
Cost of Investments in Affiliates	$1,327,042

* Includes repurchase agreements of:	$999

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO All Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2013

Investment Income:
Dividends from Investments in Affiliates	$71,643
Total Income	71,643

Expenses:
Investment advisory fees	2,555
Supervisory and administrative fees	3,651
Servicing fees - Administrative Class	1,299
Distribution and/or servicing fees - Advisor Class	1,180
Distribution and/or servicing fees - Class M	493
Total Expenses	9,178
Waiver and/or Reimbursement by PIMCO	(1,889)
Net Expenses	7,289

Net Investment Income	64,354

Net Realized Gain (Loss):
Investments in Affiliates	(7,780)
Net capital gain distributions received from Affiliate investments	4,996
Net Realized (Loss)	(2,784)

Net Change in Unrealized Appreciation (Depreciation):
Investments in Affiliates	(63,248)
Net Change in Unrealized (Depreciation)	(63,248)
Net (Loss)	(66,032)

Net (Decrease) in Net Assets Resulting from Operations	$(1,678)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	9

Statements of Changes in Net Assets PIMCO All Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2013	Year Ended December 31, 2012

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$64,354	$66,888
Net realized gain (loss)	(2,784)	8,428
Net change in unrealized appreciation (depreciation)	(63,248)	83,382
Net increase (decrease) resulting from operations	(1,678)	158,698

Distributions to Shareholders:
From net investment income
Institutional Class	(549)	(507)
Administrative Class	(40,444)	(38,234)
Advisor Class	(20,303)	(20,526)
Class M	(4,704)	(4,215)

Total Distributions	(66,000)	(63,482)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(9,644)	372,510
Net increase (decrease) in capital	(77,322)	467,726

Net Assets:
Beginning of year	1,423,909	956,183
End of year*	$1,346,587	$1,423,909

* Including undistributed net investment income of:	$11,487	$13,133

**	See note 10 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO All Asset Portfolio

December 31, 2013

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (b) 0.1%
		$999

Total Short-Term Instruments (Cost $999)		999

Total Investments in Securities (Cost $999)		999

	SHARES
INVESTMENTS IN AFFILIATES 100.1%

MUTUAL FUNDS (a) 100.0%
PIMCO CommoditiesPLUS® Strategy Fund	2,422,243	25,966
PIMCO CommodityRealReturn Strategy Fund®	6,041,159	33,166
PIMCO Credit Absolute Return Fund	3,627,114	38,085
PIMCO Diversified Income Fund	4,069,574	46,759
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	16,574,347	160,440
PIMCO EMG Intl Low Volatility RAFI® - PLUS AR Fund	24,000	240
PIMCO Emerging Local Bond Fund	10,687,734	99,717
PIMCO Emerging Markets Bond Fund	5,035,025	53,875
PIMCO Emerging Markets Corporate Bond Fund	1,621,336	18,305
PIMCO Emerging Markets Currency Fund	9,816,938	99,347
PIMCO EqS® Dividend Fund	283,291	3,482
PIMCO EqS® Long/Short Fund	537,476	6,417
PIMCO EqS Pathfinder Fund®	4,070,943	48,729
PIMCO Floating Income Fund	3,101,985	27,422
PIMCO Foreign Bond Fund (Unhedged)	53,677	539
PIMCO Fundamental Advantage Absolute Return Strategy Fund	8,497,096	33,733
PIMCO Fundamental IndexPLUS® AR Fund	69,190	471
PIMCO Global Advantage® Strategy Bond Fund	1,223,915	13,512
PIMCO High Yield Fund	5,685,899	54,641
PIMCO High Yield Spectrum Fund	6,362,517	69,542
PIMCO Income Fund	11,211,396	137,452
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	7,847,067	95,420
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	224,629	1,548
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	744,499	5,978
PIMCO Intl Low Volatility RAFI® - PLUS AR Fund	24,000	240
PIMCO Investment Grade Corporate Bond Fund	36,553	374
PIMCO Long Duration Total Return Fund	75,897	796
PIMCO Long-Term Credit Fund	4,448,592	51,826
PIMCO Long-Term U.S. Government Fund	56,147	517
PIMCO Low Duration Fund	989,617	10,223
PIMCO Low Volatility RAFI® - PLUS AR Fund	24,000	240
PIMCO Mortgage Opportunities Fund	674,584	7,380
PIMCO Real Return Asset Fund	870,188	6,692
PIMCO Real Return Fund	1,186	13
PIMCO RealEstateRealReturn Strategy Fund	12,716,650	48,705
PIMCO Senior Floating Rate Fund	2,658,410	27,222
PIMCO Short-Term Fund	442	4
PIMCO Small Cap StocksPLUS® AR Strategy Fund	80,410	782
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	967,793	11,720
PIMCO StocksPLUS® Absolute Return Fund	4,844	49
PIMCO StocksPLUS® Fund	33	0
PIMCO Total Return Fund	954,027	10,199
PIMCO Unconstrained Bond Fund	3,434,391	38,087
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	5,774,836	56,998

Total Mutual Funds (Cost $1,325,966)		1,346,853

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	11

Schedule of Investments PIMCO All Asset Portfolio (Cont.)

December 31, 2013

	SHARES	MARKET VALUE (000S)
EXCHANGE-TRADED FUNDS 0.1%
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund	20,000	$953

Total Exchange-Traded Funds (Cost $1,075)		953

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio	72	1

Total Short-Term Instruments (Cost $1)		1

Total Investments in Affiliates (Cost $1,327,042)		1,347,807

Total Investments 100.2% (Cost $1,328,041)		$1,348,806

Other Assets and Liabilities, net (0.2%)		(2,219)

Net Assets 100.0%		$1,346,587

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2013	01/02/2014	$999	Freddie Mac 2.080% due 10/17/2022	$(1,023)	$999	$999

Total Repurchase Agreements						$(1,023)	$999	$999

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)		Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$999	$0	$0	$0	$999		$(1,023)		$(24)

Total Borrowings and Other Financing Transactions	$999	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 5, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$999	$0	$999

Investments in Affiliates, at Value
Mutual Funds	1,346,853	0	0	1,346,853
Exchange-Traded Funds	953	0	0	953
Short-Term Instruments
Central Funds Used for Cash Management Purposes	1	0	0	1
	$1,347,807	$0	$0	$1,347,807

Total Investments	$1,347,807	$999	$0	$1,348,806

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2013

1. ORGANIZATION

The PIMCO All Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class, Administrative Class and Class M is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares or, as applicable, Class M shares of the Underlying PIMCO Funds. The Portfolio may invest in any or all of the underlying investment funds (the “Underlying PIMCO Funds” or “Acquired Funds”). The Portfolio’s investment in a particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Portfolio’s combined investments in the PIMCO Fundamental IndexPLUS® AR, PIMCO International StocksPLUS® AR Strategy (Unhedged), PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged), PIMCO Small Cap StocksPLUS® AR Strategy, PIMCO StocksPLUS®, PIMCO StocksPLUS® Long Duration, PIMCO StocksPLUS® Absolute Return, PIMCO EqS® Emerging Markets and PIMCO EqS Pathfinder® Funds normally will not exceed 50% of its total assets. In addition, the Portfolio’s combined investments in the PIMCO CommodityRealReturn Strategy Fund®, PIMCO Real Return, PIMCO Real Return Asset and PIMCO RealEstateRealReturn Strategy Funds normally will not exceed 75% of its total assets.

The Portfolio’s assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, when making allocation decisions among the Underlying PIMCO Funds, the Portfolio’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. These data include projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Portfolio’s asset allocation sub-adviser has the flexibility to reallocate the Portfolio’s assets among any or all of the

Underlying PIMCO Funds based on its ongoing analyses of the equity, fixed income and commodity markets, although these shifts are not expected to be large or frequent in nature. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of Underlying PIMCO Funds than a diversified fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(b) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

ANNUAL REPORT	DECEMBER 31, 2013	13

Notes to Financial Statements (Cont.)

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

14	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Exchange-Traded Funds  The Portfolio may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Investments in Affiliates

The Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2013 (amounts in thousands):

Underlying PIMCO Funds	Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
PIMCO CommoditiesPLUS® Strategy Fund	$46,664	$2,839	$(22,736)	$(1,333)	$532	$25,966	$122	$7
PIMCO CommodityRealReturn Strategy Fund®	24,007	36,362	(24,814)	(1,753)	(636)	33,166	629	0
PIMCO Convertible Fund	24,767	2,540	(28,225)	9,923	(9,005)	0	536	0
PIMCO Credit Absolute Return Fund	11,607	26,429	0	0	49	38,085	416	12
PIMCO Diversified Income Fund	52,910	26,018	(27,763)	(1,316)	(3,090)	46,759	3,053	342

ANNUAL REPORT	DECEMBER 31, 2013	15

Notes to Financial Statements (Cont.)

Underlying PIMCO Funds	Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	$113,330	$60,620	$(5,240)	$(494)	$(7,776)	$160,440	$166	$538
PIMCO EMG Intl Low Volatility RAFI® - PLUS AR Fund	0	240	0	0	0	240	0	0
PIMCO Emerging Local Bond Fund	98,501	17,844	0	0	(16,628)	99,717	4,697	0
PIMCO Emerging Markets Bond Fund	55,478	6,667	0	0	(8,270)	53,875	3,043	1,601
PIMCO Emerging Markets Corporate Bond Fund	16,843	2,744	0	0	(1,282)	18,305	807	124
PIMCO Emerging Markets Currency Fund	101,119	5,537	(3,167)	(115)	(4,027)	99,347	1,617	0
PIMCO EqS Pathfinder Fund®	25,049	21,953	(2,500)	(68)	4,295	48,729	736	918
PIMCO EqS® Dividend Fund	2,893	293	0	0	296	3,482	182	111
PIMCO EqS® Long/Short Fund	4,770	343	0	0	1,304	6,417	227	116
PIMCO Floating Income Fund	77,438	11,918	(60,349)	(1,221)	(364)	27,422	2,897	0
PIMCO Foreign Bond Fund (Unhedged)	33,203	498	(30,593)	(3,135)	566	539	498	0
PIMCO Fundamental Advantage Absolute Return Strategy Fund	48,048	32,866	(43,429)	(640)	(3,112)	33,733	5,007	0
PIMCO Fundamental IndexPLUS® AR Fund	2,249	185	(2,500)	787	(250)	471	185	0
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund	1,087	0	0	0	(134)	953	4	0
PIMCO Global Advantage® Strategy Bond Fund	40,211	844	(25,489)	(874)	(1,180)	13,512	710	134
PIMCO High Yield Fund	92,314	5,019	(42,018)	708	(1,382)	54,641	5,019	0
PIMCO High Yield Spectrum Fund	68,995	5,402	(5,000)	40	105	69,542	5,155	246
PIMCO Income Fund	135,433	21,716	(18,272)	(351)	(1,074)	137,452	8,005	171
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	57,152	33,645	0	0	4,623	95,420	11,205	0
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	5,698	398	(1,000)	(57)	939	5,978	398	0
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	1,485	223	(240)	0	80	1,548	217	7
PIMCO Intl Low Volatility RAFI® - PLUS AR Fund	0	240	0	0	0	240	0	0
PIMCO Investment Grade Corporate Bond Fund	36,069	9,679	(43,075)	1,745	(4,044)	374	1,030	25
PIMCO Long Duration Total Return Fund	15,752	28,543	(39,227)	(4,763)	491	796	1,086	9
PIMCO Long-Term Credit Fund	46,909	11,279	0	0	(6,362)	51,826	3,582	209
PIMCO Long-Term U.S. Government Fund	9,750	8,629	(15,938)	(2,480)	556	517	299	3
PIMCO Low Duration Fund	15	55,677	(45,566)	71	26	10,223	31	6
PIMCO Low Volatility RAFI® - PLUS AR Fund	0	240	0	0	0	240	0	0
PIMCO Mortgage Opportunities Fund	0	7,338	0	0	42	7,380	138	0
PIMCO Real Return Asset Fund	1,892	23,227	(18,000)	(75)	(352)	6,692	365	68
PIMCO Real Return Fund	331	3,434	(3,802)	77	(27)	13	10	2
PIMCO RealEstateRealReturn Strategy Fund	17,963	44,801	(7,188)	463	(7,334)	48,705	2,908	175
PIMCO Senior Floating Rate Fund	27,959	9,172	(9,850)	(59)	0	27,222	1,367	41
PIMCO Short-Term Floating NAV Portfolio	7	56,001	(56,007)	0	0	1	1	0
PIMCO Short-Term Fund	137	5,001	(5,138)	5	(1)	4	1	0
PIMCO Small Cap StocksPLUS® AR Strategy Fund	941	101	(500)	176	64	782	61	40
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	8,560	3,158	(240)	(38)	280	11,720	3,153	5
PIMCO StocksPLUS® Absolute Return Fund	2,887	19	(3,560)	1,260	(557)	49	15	4
PIMCO StocksPLUS® Fund	0	0	0	0	0	0	0	0
PIMCO Total Return Fund	48,328	223,241	(260,119)	(2,256)	1,005	10,199	575	50
PIMCO Unconstrained Bond Fund	50,107	86,446	(96,112)	(1,990)	(364)	38,087	632	32
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	12,155	47,026	(916)	(17)	(1,250)	56,998	858	0
Totals	$1,421,013	$946,395	$(948,573)	$(7,780)	$(63,248)	$1,347,807	$71,643	$4,996

16	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

5. PRINCIPAL RISKS

In the normal course of business the Underlying PIMCO Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Investments in Mutual Funds  To the extent that the Portfolio invests substantially all of its assets in certain series of PIMCO Funds and certain series of PIMCO Equity Series, each an affiliated investment company also managed by PIMCO, (“Underlying PIMCO Funds”), the risks associated with investing in this Portfolio will be closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds or Acquired Funds. The ability of the Portfolio to achieve its investment objective may depend upon the ability of the Underlying PIMCO Funds or Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund or Acquired Fund will be achieved. The net asset value of each Portfolio will fluctuate in response to changes in the respective net asset values of the Underlying PIMCO Funds or Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular Underlying PIMCO Fund or Acquired Fund will depend upon the extent to which the assets of the Portfolio are allocated from time to time for investment in the Underlying PIMCO Funds or Acquired Funds, which will vary. Investing in Underlying PIMCO Funds or Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds or Acquired Funds.

The investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in the Portfolio is that the Portfolio’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds or Acquired Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  The Portfolio’s (Underlying PIMCO Fund’s or Acquired Fund’s) investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Portfolio (Underlying PIMCO Fund or Acquired Fund) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements. As mentioned earlier in this report, the U.S. is currently experiencing historically low interest rates. This combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, the fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value.

If the Portfolio (Underlying PIMCO Fund or Acquired Fund) invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio (Underlying PIMCO Fund or Acquired Fund), or, in the case of hedging positions, that the Portfolio’s (Underlying PIMCO Fund’s or Acquired Fund’s) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s (Underlying PIMCO Fund’s or Acquired Fund’s) investments in foreign currency denominated securities may reduce the returns of the Portfolio (Underlying PIMCO Fund or Acquired Fund).

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate

ANNUAL REPORT	DECEMBER 31, 2013	17

Notes to Financial Statements (Cont.)

earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s (Underlying PIMCO Fund’s or Acquired Fund’s) investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Underlying PIMCO Funds will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Underlying PIMCO Funds minimize concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Underlying PIMCO Funds could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Underlying PIMCO Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Underlying PIMCO Funds have unsettled or open transactions will default. Financial assets, which potentially expose the Underlying PIMCO Funds to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Underlying PIMCO Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Underlying PIMCO Funds exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Underlying PIMCO Funds in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Underlying PIMCO Funds. The Underlying PIMCO Funds may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Underlying PIMCO Funds subsequently decreases, the Underlying PIMCO Funds would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Underlying PIMCO Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio is subject to various netting arrangements, with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”)

18	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

6. FEES AND EXPENSES

(a) Investment Advisory Fee  Pacific Investment Management Company LLC (“PIMCO”) is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.175%.

Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the Portfolio.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted separate Distribution and Servicing Plans for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related

ANNUAL REPORT	DECEMBER 31, 2013	19

Notes to Financial Statements (Cont.)

services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the Portfolio are based upon an allocation of the

Portfolio’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2014, to reduce its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. The recoverable amount to PIMCO at December 31, 2013 was $3,368,695.

7. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

8. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2013, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$890,394	$892,566

10. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2013		Year Ended 12/31/2012
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	451	$5,162	737	$8,318
Administrative Class	15,976	180,944	24,773	275,678
Advisor Class	7,681	88,058	10,423	117,641
Class M	2,661	30,291	2,460	27,703
Issued as reinvestment of distributions
Institutional Class	50	549	44	507
Administrative Class	3,702	40,444	3,401	38,234
Advisor Class	1,842	20,303	1,813	20,526
Class M	425	4,704	371	4,215
Cost of shares redeemed
Institutional Class	(650)	(7,323)	(230)	(2,536)
Administrative Class	(16,808)	(186,192)	(5,615)	(62,264)
Advisor Class	(14,173)	(158,225)	(3,673)	(41,389)
Class M	(2,512)	(28,359)	(1,273)	(14,123)
Net (decrease) resulting from Portfolio share transactions	(1,355)	$(9,644)	33,231	$372,510

As of December 31, 2013, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 63% of the Portfolio. One shareholder is a related party to the portfolio and comprises 44% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

11. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

12. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2013, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2010-2012, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio, through the Underlying PIMCO Funds may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity linked derivatives.

ANNUAL REPORT	DECEMBER 31, 2013	21

Notes to Financial Statements (Cont.)

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets through indirect investments in a Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s indirect investments in the Subsidiaries of the Underlying PIMCO Funds may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus. If, during a taxable year, the Underlying PIMCO Fund’s Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Underlying PIMCO Fund as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Underlying PIMCO Fund as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2013, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$11,487	$—	$10,601	$—	$(165,642)	$—	$—

(1)	Adjusted for open wash sale loss deferrals for federal income tax purposes.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through December 31, 2013 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2013 through December 31, 2013, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2013, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$—	$—	$155,495	$—

Under the recently enacted Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2013, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$10,147	$—

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

As of December 31, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$1,338,206	$39,409	$(28,809)	$10,600

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2013 and December 31, 2012, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2013	$66,000	$—	$—
12/31/2012	$63,482	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2013	23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO All Asset Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO All Asset Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2014

24	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
SSB	State Street Bank and Trust Co.

Currency Abbreviations:
USD (or $)	United States Dollar

ANNUAL REPORT	DECEMBER 31, 2013	25

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013:

1.47%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.67%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

26	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	172	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2013	27

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian* (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Vice President	11/2013 to Present Treasurer 08/1997 to 11/2013	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

* Effective February 3, 2014, Dr. El-Erian no longer serves as a Senior Vice President of the Trust.

28	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2013	29

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 12-13, 2013, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2014. The Board also considered and approved for an additional one-year term through August 31, 2014, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2014.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreement are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust and the independent Trustees.

The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 12-13, 2013 meeting. The independent Trustees also met with counsel to the Trust and the independent Trustees on August 2, 2013 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

30	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2012, including, but not limited to, undertaking significant technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2013. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2013 and other performance data, as available, for the periods ended June 30, 2013 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2013 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 12-13, 2013 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2013.

ANNUAL REPORT	DECEMBER 31, 2013	31

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Board noted that, for periods ending May 31, 2013, the Administrative Class of 71%, 92% and 100% of the Portfolios outperformed their Lipper category median in the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 86% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2013 (based on the performance of the Administrative Class). The Board also noted that ten of 13 Portfolios, representing 93% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2013, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $23 billion as of May 31, 2013.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expense ratios in their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the size of the assets under management with PIMCO, the manner in which similar portfolios may be managed, different requirements with

32	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to

ANNUAL REPORT	DECEMBER 31, 2013	33

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively; had been reduced for some Portfolios over time; had been held steady for most Portfolios as assets grew, or declined in the case of some Portfolios; and continued to be competitive compared with peers. The Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. The Trustees noted that the benefits of the unified fee were apparent during the recent financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC supported the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and in return for the fees paid to RALLC by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

34	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT03AR_123113

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2013

PIMCO All Asset Portfolio

Share Class

■	M

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	24
Glossary	25
Federal Income Tax Information	26
Management of the Trust	27
Privacy Policy	29
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	30

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2013. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

The past twelve months were marked by ongoing periods of heightened bond market volatility brought on by uncertainty around central bank monetary and fiscal policy, geopolitical concerns, and a slower than hoped for rebound in the global economy. Following a particularly bumpy third quarter, however, all financial markets completed the year along a relatively smoother path. Federal Reserve (“Fed”) Chairman Ben Bernanke laid the groundwork in September, when he clarified the Fed’s commitment to maintain its quantitative easing (“QE”) bond purchase program of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero-bound range. The nomination of Janet Yellen to the Chairmanship further helped to reassure investors that the Fed would be committed to the continuation of their accommodative policies.

As investors were made particularly aware, beginning in mid-May conditions in financial markets deteriorated rapidly as markets reacted to signals by the Fed that it might begin to slow the pace of its asset purchases. This shift in tone fueled a broad-based sell-off within fixed income assets throughout the summer, undermining market liquidity and sending yields higher across the risk spectrum.

By mid-September, however, the Fed announced its intent to delay any tapering until more convincing indicators of economic growth become apparent and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore higher) and a rally across most equity markets. The Fed also maintained the Federal Funds Rate within a narrow range of zero to 25 basis points. Into October, investors were once again kept on edge by the uncertain fiscal policy and political landscape—namely the partial shutdown of the U.S. government that began during the first week of October, the ongoing debt ceiling negotiations between the White House and Congress, and confirmation proceedings for the next Fed Chairman. Investors were relieved by the last-minute deal announced on October 17 that reached an agreement to reopen the U.S. government and raise the debt ceiling.

In November, relative calm prevailed across most fixed income markets, and equity markets continued to rally. The European Central Bank (“ECB”) reduced their main policy rate (or the interest rate at which it lends money to banks) by 25 basis points to 0.25%, likely due to their concern over lower than expected inflation and a weak global growth outlook. The Bank of England (“BOE”) unanimously voted to leave its main policy rate unchanged amid a pickup in economic growth and expectations that this would lead to an eventual decline in the U.K. unemployment rate.

Towards the latter part of December, the Fed announced that beginning in January 2014 it intends to gradually exit its bond-buying program, by reducing it from $85 billion to $75 billion spread equally across mortgage and U.S. Treasury purchases. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee (“FOMC”) provided even greater assurances that the policy rate would remain near a zero-bound range until signs of sustainable growth are more broadly evident in the U.S. economy. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

U.S. Treasuries underperformed most other developed sovereign bond markets on a hedged basis as investors reacted to the various Fed announcements regarding the tapering of their QE bond purchase program. In particular, U.S. Treasury yields rose to their highest level in late December as investors reacted to the Fed’s announcement that it would begin the reduction of its asset purchases starting in January 2014. This decision was made on the back of improving economic data, which included a lower unemployment rate, respectable monthly job reports, and improving housing fundamentals. The benchmark ten-year U.S. Treasury note yielded 3.03% at the end of the reporting period, as compared to 1.76% on December 31, 2012. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 2.02% for the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 8.61% over the period, underperforming nominal U.S. Treasuries. U.S. TIPS sold off, particularly during the second quarter of the reporting period, as the market began to price in the inevitable Fed tapering decision, which was officially announced in December. The decision by the Fed to initiate the tapering of asset purchases was validated via stronger jobs and GDP data, with continual weaker inflation data adding further pressure to U.S. TIPS valuations towards the latter part of the period. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 9.52% over the period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries even with the Fed’s announcement that it would begin to reduce its asset purchases in January 2014. The announcement, however, did lead to differentiated performance among coupons, with lower coupons underperforming, as these bonds have been the largest beneficiaries of Fed purchases. Prices for non-Agency mortgages rose on limited outstanding supply, improving risk appetite and ongoing signs of recovery in the housing sector. Commercial MBS also outperformed amid strong investor demand and a continued rebound in property valuations.

■

The U.S. investment grade credit market, as measured by the Barclays U.S. Credit Index, declined 2.01% for the period, but outperformed like-duration U.S. Treasuries as spreads tightened, ending the year at the lowest level since the global financial crisis began. This positive performance was supported by improving global growth fundamentals and continued easy monetary policy. The high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 7.42% for the period. The sector was one of the best-performing fixed income sectors, benefiting from relatively sound fundamentals and investor demand for higher yielding assets with lower interest rate sensitivity.

■

Emerging markets (“EM”) external debt underperformed U.S. Treasuries during the year and was impacted by the second quarter sell-off. Country-specific stories and the risk-on market sentiment following the Fed tapering announcement supported lower spreads in the fourth quarter, particularly in December. EM local assets particularly underperformed U.S. Treasuries during the period, as weaker EM currencies and increases in local yields weighed on overall returns.

■

Developed market equities posted strong performance in 2013, despite a period marked by considerable volatility and uncertainty around central bank policy. U.S. equities, as measured by the S&P 500 Index, returned 32.39%. Global equities, as represented by the MSCI All Country World Index Net USD and MSCI World Index, returned 22.80% and 26.68%, respectively. Emerging market equities (“EM”), as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.60%. EM equities underperformed developed market equities due to declining earnings growth and rising interest rates in the U.S. which placed pressure on local EM currencies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2014

ANNUAL REPORT	DECEMBER 31, 2013	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO All Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, “Underlying PIMCO Funds”).

A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

Among the principal risks of investing in the Portfolio are allocation risk, Underlying PIMCO Fund risk and issuer non-diversification risk. The Portfolio also is indirectly subject to the risks of the Underlying PIMCO Funds, which may include, but are not limited to, the following: interest rate risk, market trading risk, limited issuance risk, municipal project-specific risk, municipal bond risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, tax risk, subsidiary risk, short sale risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus. An Underlying PIMCO Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Underlying PIMCO Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on an Underlying PIMCO Fund. For example, a small investment in a derivative instrument may have a significant impact on an Underlying PIMCO Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. An Underlying PIMCO Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. An Underlying PIMCO Fund may invest a significant portion of its assets in these types of instruments. If it does, the Underlying PIMCO Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. An Underlying PIMCO Fund’s investment in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if an Underlying PIMCO Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

4	PIMCO VARIABLE INSURANCE TRUST

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Underlying PIMCO Funds in addition to the Portfolio’s direct fees and expenses.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class, Advisor Class and Class M only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2013 to December 31, 2013.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2013	5

PIMCO All Asset Portfolio

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Portfolio’s Class M commenced operations.

Allocation Breakdown‡

PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	11.9%
PIMCO Income Fund	10.2%
PIMCO Emerging Local Bond Fund	7.4%
PIMCO Emerging Markets Currency Fund	7.4%
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	7.1%
PIMCO High Yield Spectrum Fund	5.1%
Other	50.9%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	1 Year	5 Years	Class Inception (04/30/2004)
PIMCO All Asset Portfolio Class M	-0.10%	9.74%	6.26%
Barclays U.S. TIPS: 1-10 Year Index±	-5.58%	4.95%	4.43%
Consumer Price Index + 500 Basis Points±±	6.49%	7.10%	7.34%

All Portfolio returns are net of fees and expenses.

All Portfolio returns are net of fees and expenses. Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.625% for Class M shares.

± Barclays U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years. It is not possible to invest directly in an unmanaged index.

±± CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/13)	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,035.20	$1,021.55
Expenses Paid During Period†	$3.72	$3.69
Net Annualized Expense Ratio††	0.725%	0.725%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 6 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO All Asset Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or, as applicable, Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, the “Underlying PIMCO Funds”). Though it is anticipated that the Portfolio will not currently invest in the Short Strategy Underlying PIMCO Funds, the Portfolio may invest in these Underlying PIMCO Funds in the future, without shareholder approval, at the discretion of PIMCO. The Portfolio invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers.

»

Exposure to developed market equity strategies, primarily through the PIMCO International Fundamental IndexPLUS® AR Strategy Fund and the PIMCO Small Company Fundamental IndexPLUS® Strategy Fund, benefited returns as developed markets equities rallied during the reporting period.

»

Allocations to emerging market bonds and currencies, primarily through the PIMCO Emerging Markets Bond Fund, PIMCO Emerging Local Bond Fund, and PIMCO Emerging Markets Currency Fund, detracted from returns as emerging market currencies and bonds (both locally denominated and U.S. dollar-denominated) declined during the reporting period.

»

Exposure to credit strategies, primarily through the PIMCO Income Fund, PIMCO High Yield Fund, and the PIMCO High Yield Spectrum Fund, benefited returns as these Underlying PIMCO Funds posted positive returns for the reporting period.

»

An allocation to longer maturity U.S. core bonds, mainly through the PIMCO Long Duration Total Return Fund and the PIMCO Long-Term U.S. Government Bond Fund, detracted from returns as long maturity U.S. yields rose and prices fell for the reporting period.

»

Holdings in emerging market equities, achieved principally through the PIMCO EM Fundamental IndexPLUS® AR Strategy Fund, detracted from returns as emerging market equities suffered losses during the reporting period.

»

Exposure to liquid alternative strategies, which seek to provide market neutral exposure and alpha generation through publicly available mutual funds, achieved mainly through the PIMCO Credit Absolute Return Fund, the PIMCO EqS Long/Short Fund, and the PIMCO Fundamental Advantage Absolute Return Strategy Fund, benefited performance as these Underlying PIMCO Funds posted positive returns during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO All Asset Portfolio

Selected Per Share Data for the Year Ended:	12/31/2013	12/31/2012	12/31/2011	12/31/2010	12/31/2009

Class M
Net asset value beginning of year	$11.54	$10.52	$11.06	$10.51	$9.23
Net investment income (a)	0.48	0.60	0.67	0.87	0.84
Net realized/unrealized gain (loss)	(0.50)	0.92	(0.48)	0.43	1.10
Total income (loss) from investment operations	(0.02)	1.52	0.19	1.30	1.94
Dividends from net investment income	(0.48)	(0.50)	(0.73)	(0.75)	(0.66)
Total distributions	(0.48)	(0.50)	(0.73)	(0.75)	(0.66)
Net asset value end of year	$11.04	$11.54	$10.52	$11.06	$10.51
Total return	(0.10)%	14.64%	1.66%	12.71%	21.31%
Net assets end of year (000s)	$105,517	$103,612	$78,108	$72,917	$55,595
Ratio of expenses to average net assets	0.745%	0.795%	0.805%	0.845%	0.885%
Ratio of expenses to average net assets excluding waivers	0.875%	0.875%	0.875%	0.875%	0.885%
Ratio of expenses to average net assets excluding interest expense	0.745%	0.795%	0.805%	0.845%	0.885%
Ratio of expenses to average net assets excluding interest expense and waivers	0.875%	0.875%	0.875%	0.875%	0.885%
Ratio of net investment income to average net assets	4.24%	5.33%	6.07%	7.96%	8.41%
Portfolio turnover rate	61%*	26%*	55%*	99%*	126%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	7

Statement of Assets and Liabilities PIMCO All Asset Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2013

Assets:
Investments, at value
Investments in securities*	$999
Investments in Affiliates	1,347,807
Receivable for investments in Affiliates sold	2,595
Receivable for Portfolio shares sold	486
Dividends receivable from Affiliates	2,846
Reimbursement receivable from PIMCO	266
1,354,999

Liabilities:
Payable for investments in Affiliates purchased	$6,444
Payable for Portfolio shares redeemed	1,247
Accrued investment advisory fees	201
Accrued supervisory and administrative fees	287
Accrued distribution fees	128
Accrued servicing fees	105
8,412

Net Assets	$1,346,587

Net Assets Consist of:
Paid in capital	$1,490,141
Undistributed net investment income	11,487
Accumulated undistributed net realized (loss)	(175,806)
Net unrealized appreciation	20,765
$1,346,587

Net Assets:
Institutional Class	$10,082
Administrative Class	824,590
Advisor Class	406,398
Class M	105,517

Shares Issued and Outstanding:
Institutional Class	918
Administrative Class	75,802
Advisor Class	37,014
Class M	9,555

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.98
Administrative Class	10.88
Advisor Class	10.98
Class M	11.04

Cost of Investments in Securities	$999
Cost of Investments in Affiliates	$1,327,042

* Includes repurchase agreements of:	$999

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO All Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2013

Investment Income:
Dividends from Investments in Affiliates	$71,643
Total Income	71,643

Expenses:
Investment advisory fees	2,555
Supervisory and administrative fees	3,651
Servicing fees - Administrative Class	1,299
Distribution and/or servicing fees - Advisor Class	1,180
Distribution and/or servicing fees - Class M	493
Total Expenses	9,178
Waiver and/or Reimbursement by PIMCO	(1,889)
Net Expenses	7,289

Net Investment Income	64,354

Net Realized Gain (Loss):
Investments in Affiliates	(7,780)
Net capital gain distributions received from Affiliate investments	4,996
Net Realized (Loss)	(2,784)

Net Change in Unrealized Appreciation (Depreciation):
Investments in Affiliates	(63,248)
Net Change in Unrealized (Depreciation)	(63,248)
Net (Loss)	(66,032)

Net (Decrease) in Net Assets Resulting from Operations	$(1,678)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	9

Statements of Changes in Net Assets PIMCO All Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2013	Year Ended December 31, 2012

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$64,354	$66,888
Net realized gain (loss)	(2,784)	8,428
Net change in unrealized appreciation (depreciation)	(63,248)	83,382
Net increase (decrease) resulting from operations	(1,678)	158,698

Distributions to Shareholders:
From net investment income
Institutional Class	(549)	(507)
Administrative Class	(40,444)	(38,234)
Advisor Class	(20,303)	(20,526)
Class M	(4,704)	(4,215)

Total Distributions	(66,000)	(63,482)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(9,644)	372,510
Net increase (decrease) in capital	(77,322)	467,726

Net Assets:
Beginning of year	1,423,909	956,183
End of year*	$1,346,587	$1,423,909

* Including undistributed net investment income of:	$11,487	$13,133

**	See note 10 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO All Asset Portfolio

December 31, 2013

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (b) 0.1%
		$999

Total Short-Term Instruments (Cost $999)		999

Total Investments in Securities (Cost $999)		999

	SHARES
INVESTMENTS IN AFFILIATES 100.1%

MUTUAL FUNDS (a) 100.0%
PIMCO CommoditiesPLUS® Strategy Fund	2,422,243	25,966
PIMCO CommodityRealReturn Strategy Fund®	6,041,159	33,166
PIMCO Credit Absolute Return Fund	3,627,114	38,085
PIMCO Diversified Income Fund	4,069,574	46,759
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	16,574,347	160,440
PIMCO EMG Intl Low Volatility RAFI® - PLUS AR Fund	24,000	240
PIMCO Emerging Local Bond Fund	10,687,734	99,717
PIMCO Emerging Markets Bond Fund	5,035,025	53,875
PIMCO Emerging Markets Corporate Bond Fund	1,621,336	18,305
PIMCO Emerging Markets Currency Fund	9,816,938	99,347
PIMCO EqS® Dividend Fund	283,291	3,482
PIMCO EqS® Long/Short Fund	537,476	6,417
PIMCO EqS Pathfinder Fund®	4,070,943	48,729
PIMCO Floating Income Fund	3,101,985	27,422
PIMCO Foreign Bond Fund (Unhedged)	53,677	539
PIMCO Fundamental Advantage Absolute Return Strategy Fund	8,497,096	33,733
PIMCO Fundamental IndexPLUS® AR Fund	69,190	471
PIMCO Global Advantage® Strategy Bond Fund	1,223,915	13,512
PIMCO High Yield Fund	5,685,899	54,641
PIMCO High Yield Spectrum Fund	6,362,517	69,542
PIMCO Income Fund	11,211,396	137,452
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	7,847,067	95,420
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	224,629	1,548
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	744,499	5,978
PIMCO Intl Low Volatility RAFI® - PLUS AR Fund	24,000	240
PIMCO Investment Grade Corporate Bond Fund	36,553	374
PIMCO Long Duration Total Return Fund	75,897	796
PIMCO Long-Term Credit Fund	4,448,592	51,826
PIMCO Long-Term U.S. Government Fund	56,147	517
PIMCO Low Duration Fund	989,617	10,223
PIMCO Low Volatility RAFI® - PLUS AR Fund	24,000	240
PIMCO Mortgage Opportunities Fund	674,584	7,380
PIMCO Real Return Asset Fund	870,188	6,692
PIMCO Real Return Fund	1,186	13
PIMCO RealEstateRealReturn Strategy Fund	12,716,650	48,705
PIMCO Senior Floating Rate Fund	2,658,410	27,222
PIMCO Short-Term Fund	442	4
PIMCO Small Cap StocksPLUS® AR Strategy Fund	80,410	782
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	967,793	11,720
PIMCO StocksPLUS® Absolute Return Fund	4,844	49
PIMCO StocksPLUS® Fund	33	0
PIMCO Total Return Fund	954,027	10,199
PIMCO Unconstrained Bond Fund	3,434,391	38,087
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	5,774,836	56,998

Total Mutual Funds (Cost $1,325,966)		1,346,853

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	11

Schedule of Investments PIMCO All Asset Portfolio (Cont.)

December 31, 2013

	SHARES	MARKET VALUE (000S)
EXCHANGE-TRADED FUNDS 0.1%
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund	20,000	$953

Total Exchange-Traded Funds (Cost $1,075)		953

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio	72	1

Total Short-Term Instruments (Cost $1)		1

Total Investments in Affiliates (Cost $1,327,042)		1,347,807

Total Investments 100.2% (Cost $1,328,041)		$1,348,806

Other Assets and Liabilities, net (0.2%)		(2,219)

Net Assets 100.0%		$1,346,587

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2013	01/02/2014	$999	Freddie Mac 2.080% due 10/17/2022	$(1,023)	$999	$999

Total Repurchase Agreements						$(1,023)	$999	$999

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)		Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$999	$0	$0	$0	$999		$(1,023)		$(24)

Total Borrowings and Other Financing Transactions	$999	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 5, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$999	$0	$999

Investments in Affiliates, at Value
Mutual Funds	1,346,853	0	0	1,346,853
Exchange-Traded Funds	953	0	0	953
Short-Term Instruments
Central Funds Used for Cash Management Purposes	1	0	0	1
	$1,347,807	$0	$0	$1,347,807

Total Investments	$1,347,807	$999	$0	$1,348,806

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2013

1. ORGANIZATION

The PIMCO All Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. Information presented on these financial statements pertains to the Class M of the Portfolio. Certain detailed financial information for the Institutional Class, Advisor Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class shares or, as applicable, Class M shares of the Underlying PIMCO Funds. The Portfolio may invest in any or all of the underlying investment funds (the “Underlying PIMCO Funds” or “Acquired Funds”). The Portfolio’s investment in a particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Portfolio’s combined investments in the PIMCO Fundamental IndexPLUS® AR, PIMCO International StocksPLUS® AR Strategy (Unhedged), PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged), PIMCO Small Cap StocksPLUS® AR Strategy, PIMCO StocksPLUS®, PIMCO StocksPLUS® Long Duration, PIMCO StocksPLUS® Absolute Return, PIMCO EqS® Emerging Markets and PIMCO EqS Pathfinder® Funds normally will not exceed 50% of its total assets. In addition, the Portfolio’s combined investments in the PIMCO CommodityRealReturn Strategy Fund®, PIMCO Real Return, PIMCO Real Return Asset and PIMCO RealEstateRealReturn Strategy Funds normally will not exceed 75% of its total assets.

The Portfolio’s assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, when making allocation decisions among the Underlying PIMCO Funds, the Portfolio’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. These data include projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Portfolio’s asset allocation sub-adviser has the flexibility to reallocate the Portfolio’s assets among any or all of the

Underlying PIMCO Funds based on its ongoing analyses of the equity, fixed income and commodity markets, although these shifts are not expected to be large or frequent in nature. The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of Underlying PIMCO Funds than a diversified fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(b) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

ANNUAL REPORT	DECEMBER 31, 2013	13

Notes to Financial Statements (Cont.)

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

14	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Exchange-Traded Funds  The Portfolio may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Investments in Affiliates

The Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2013 (amounts in thousands):

Underlying PIMCO Funds	Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
PIMCO CommoditiesPLUS® Strategy Fund	$46,664	$2,839	$(22,736)	$(1,333)	$532	$25,966	$122	$7
PIMCO CommodityRealReturn Strategy Fund®	24,007	36,362	(24,814)	(1,753)	(636)	33,166	629	0
PIMCO Convertible Fund	24,767	2,540	(28,225)	9,923	(9,005)	0	536	0
PIMCO Credit Absolute Return Fund	11,607	26,429	0	0	49	38,085	416	12
PIMCO Diversified Income Fund	52,910	26,018	(27,763)	(1,316)	(3,090)	46,759	3,053	342

ANNUAL REPORT	DECEMBER 31, 2013	15

Notes to Financial Statements (Cont.)

Underlying PIMCO Funds	Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	$113,330	$60,620	$(5,240)	$(494)	$(7,776)	$160,440	$166	$538
PIMCO EMG Intl Low Volatility RAFI® - PLUS AR Fund	0	240	0	0	0	240	0	0
PIMCO Emerging Local Bond Fund	98,501	17,844	0	0	(16,628)	99,717	4,697	0
PIMCO Emerging Markets Bond Fund	55,478	6,667	0	0	(8,270)	53,875	3,043	1,601
PIMCO Emerging Markets Corporate Bond Fund	16,843	2,744	0	0	(1,282)	18,305	807	124
PIMCO Emerging Markets Currency Fund	101,119	5,537	(3,167)	(115)	(4,027)	99,347	1,617	0
PIMCO EqS Pathfinder Fund®	25,049	21,953	(2,500)	(68)	4,295	48,729	736	918
PIMCO EqS® Dividend Fund	2,893	293	0	0	296	3,482	182	111
PIMCO EqS® Long/Short Fund	4,770	343	0	0	1,304	6,417	227	116
PIMCO Floating Income Fund	77,438	11,918	(60,349)	(1,221)	(364)	27,422	2,897	0
PIMCO Foreign Bond Fund (Unhedged)	33,203	498	(30,593)	(3,135)	566	539	498	0
PIMCO Fundamental Advantage Absolute Return Strategy Fund	48,048	32,866	(43,429)	(640)	(3,112)	33,733	5,007	0
PIMCO Fundamental IndexPLUS® AR Fund	2,249	185	(2,500)	787	(250)	471	185	0
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund	1,087	0	0	0	(134)	953	4	0
PIMCO Global Advantage® Strategy Bond Fund	40,211	844	(25,489)	(874)	(1,180)	13,512	710	134
PIMCO High Yield Fund	92,314	5,019	(42,018)	708	(1,382)	54,641	5,019	0
PIMCO High Yield Spectrum Fund	68,995	5,402	(5,000)	40	105	69,542	5,155	246
PIMCO Income Fund	135,433	21,716	(18,272)	(351)	(1,074)	137,452	8,005	171
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	57,152	33,645	0	0	4,623	95,420	11,205	0
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	5,698	398	(1,000)	(57)	939	5,978	398	0
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	1,485	223	(240)	0	80	1,548	217	7
PIMCO Intl Low Volatility RAFI® - PLUS AR Fund	0	240	0	0	0	240	0	0
PIMCO Investment Grade Corporate Bond Fund	36,069	9,679	(43,075)	1,745	(4,044)	374	1,030	25
PIMCO Long Duration Total Return Fund	15,752	28,543	(39,227)	(4,763)	491	796	1,086	9
PIMCO Long-Term Credit Fund	46,909	11,279	0	0	(6,362)	51,826	3,582	209
PIMCO Long-Term U.S. Government Fund	9,750	8,629	(15,938)	(2,480)	556	517	299	3
PIMCO Low Duration Fund	15	55,677	(45,566)	71	26	10,223	31	6
PIMCO Low Volatility RAFI® - PLUS AR Fund	0	240	0	0	0	240	0	0
PIMCO Mortgage Opportunities Fund	0	7,338	0	0	42	7,380	138	0
PIMCO Real Return Asset Fund	1,892	23,227	(18,000)	(75)	(352)	6,692	365	68
PIMCO Real Return Fund	331	3,434	(3,802)	77	(27)	13	10	2
PIMCO RealEstateRealReturn Strategy Fund	17,963	44,801	(7,188)	463	(7,334)	48,705	2,908	175
PIMCO Senior Floating Rate Fund	27,959	9,172	(9,850)	(59)	0	27,222	1,367	41
PIMCO Short-Term Floating NAV Portfolio	7	56,001	(56,007)	0	0	1	1	0
PIMCO Short-Term Fund	137	5,001	(5,138)	5	(1)	4	1	0
PIMCO Small Cap StocksPLUS® AR Strategy Fund	941	101	(500)	176	64	782	61	40
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	8,560	3,158	(240)	(38)	280	11,720	3,153	5
PIMCO StocksPLUS® Absolute Return Fund	2,887	19	(3,560)	1,260	(557)	49	15	4
PIMCO StocksPLUS® Fund	0	0	0	0	0	0	0	0
PIMCO Total Return Fund	48,328	223,241	(260,119)	(2,256)	1,005	10,199	575	50
PIMCO Unconstrained Bond Fund	50,107	86,446	(96,112)	(1,990)	(364)	38,087	632	32
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	12,155	47,026	(916)	(17)	(1,250)	56,998	858	0
Totals	$1,421,013	$946,395	$(948,573)	$(7,780)	$(63,248)	$1,347,807	$71,643	$4,996

16	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

5. PRINCIPAL RISKS

In the normal course of business the Underlying PIMCO Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Investments in Mutual Funds  To the extent that the Portfolio invests substantially all of its assets in certain series of PIMCO Funds and certain series of PIMCO Equity Series, each an affiliated investment company also managed by PIMCO, (“Underlying PIMCO Funds”), the risks associated with investing in this Portfolio will be closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds or Acquired Funds. The ability of the Portfolio to achieve its investment objective may depend upon the ability of the Underlying PIMCO Funds or Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund or Acquired Fund will be achieved. The net asset value of each Portfolio will fluctuate in response to changes in the respective net asset values of the Underlying PIMCO Funds or Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular Underlying PIMCO Fund or Acquired Fund will depend upon the extent to which the assets of the Portfolio are allocated from time to time for investment in the Underlying PIMCO Funds or Acquired Funds, which will vary. Investing in Underlying PIMCO Funds or Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds or Acquired Funds.

The investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in the Portfolio is that the Portfolio’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds or Acquired Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  The Portfolio’s (Underlying PIMCO Fund’s or Acquired Fund’s) investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Portfolio (Underlying PIMCO Fund or Acquired Fund) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements. As mentioned earlier in this report, the U.S. is currently experiencing historically low interest rates. This combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, the fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value.

If the Portfolio (Underlying PIMCO Fund or Acquired Fund) invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio (Underlying PIMCO Fund or Acquired Fund), or, in the case of hedging positions, that the Portfolio’s (Underlying PIMCO Fund’s or Acquired Fund’s) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s (Underlying PIMCO Fund’s or Acquired Fund’s) investments in foreign currency denominated securities may reduce the returns of the Portfolio (Underlying PIMCO Fund or Acquired Fund).

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate

ANNUAL REPORT	DECEMBER 31, 2013	17

Notes to Financial Statements (Cont.)

earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s (Underlying PIMCO Fund’s or Acquired Fund’s) investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Underlying PIMCO Funds will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Underlying PIMCO Funds minimize concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Underlying PIMCO Funds could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Underlying PIMCO Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Underlying PIMCO Funds have unsettled or open transactions will default. Financial assets, which potentially expose the Underlying PIMCO Funds to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Underlying PIMCO Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Underlying PIMCO Funds exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Underlying PIMCO Funds in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Underlying PIMCO Funds. The Underlying PIMCO Funds may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Underlying PIMCO Funds subsequently decreases, the Underlying PIMCO Funds would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Underlying PIMCO Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio is subject to various netting arrangements, with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”)

18	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

6. FEES AND EXPENSES

(a) Investment Advisory Fee  Pacific Investment Management Company LLC (“PIMCO”) is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.175%.

Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the Portfolio.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted separate Distribution and Servicing Plans for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related

ANNUAL REPORT	DECEMBER 31, 2013	19

Notes to Financial Statements (Cont.)

services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the Portfolio are based upon an allocation of the

Portfolio’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2014, to reduce its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. The recoverable amount to PIMCO at December 31, 2013 was $3,368,695.

7. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

8. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2013, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$890,394	$892,566

10. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2013		Year Ended 12/31/2012
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	451	$5,162	737	$8,318
Administrative Class	15,976	180,944	24,773	275,678
Advisor Class	7,681	88,058	10,423	117,641
Class M	2,661	30,291	2,460	27,703
Issued as reinvestment of distributions
Institutional Class	50	549	44	507
Administrative Class	3,702	40,444	3,401	38,234
Advisor Class	1,842	20,303	1,813	20,526
Class M	425	4,704	371	4,215
Cost of shares redeemed
Institutional Class	(650)	(7,323)	(230)	(2,536)
Administrative Class	(16,808)	(186,192)	(5,615)	(62,264)
Advisor Class	(14,173)	(158,225)	(3,673)	(41,389)
Class M	(2,512)	(28,359)	(1,273)	(14,123)
Net (decrease) resulting from Portfolio share transactions	(1,355)	$(9,644)	33,231	$372,510

As of December 31, 2013, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 63% of the Portfolio. One shareholder is a related party to the portfolio and comprises 44% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

11. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

12. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2013, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2010-2012, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio, through the Underlying PIMCO Funds may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity linked derivatives.

ANNUAL REPORT	DECEMBER 31, 2013	21

Notes to Financial Statements (Cont.)

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets through indirect investments in a Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s indirect investments in the Subsidiaries of the Underlying PIMCO Funds may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus. If, during a taxable year, the Underlying PIMCO Fund’s Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Underlying PIMCO Fund as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Underlying PIMCO Fund as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2013, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$11,487	$—	$10,601	$—	$(165,642)	$—	$—

(1)	Adjusted for open wash sale loss deferrals for federal income tax purposes.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through December 31, 2013 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2013 through December 31, 2013, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2013, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$—	$—	$155,495	$—

Under the recently enacted Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2013, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$10,147	$—

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

As of December 31, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$1,338,206	$39,409	$(28,809)	$10,600

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2013 and December 31, 2012, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2013	$66,000	$—	$—
12/31/2012	$63,482	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2013	23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Class M Shareholders of PIMCO All Asset Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for Class M present fairly, in all material respects, the financial position of PIMCO All Asset Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for Class M for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2014

24	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
SSB	State Street Bank and Trust Co.

Currency Abbreviations:
USD (or $)	United States Dollar

ANNUAL REPORT	DECEMBER 31, 2013	25

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013:

1.47%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.67%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

26	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	172	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2013	27

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian* (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Vice President	11/2013 to Present Treasurer 08/1997 to 11/2013	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

* Effective February 3, 2014, Dr. El-Erian no longer serves as a Senior Vice President of the Trust.

28	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2013	29

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 12-13, 2013, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2014. The Board also considered and approved for an additional one-year term through August 31, 2014, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2014.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreement are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust and the independent Trustees.

The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 12-13, 2013 meeting. The independent Trustees also met with counsel to the Trust and the independent Trustees on August 2, 2013 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

30	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2012, including, but not limited to, undertaking significant technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2013. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2013 and other performance data, as available, for the periods ended June 30, 2013 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2013 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 12-13, 2013 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2013.

ANNUAL REPORT	DECEMBER 31, 2013	31

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Board noted that, for periods ending May 31, 2013, the Administrative Class of 71%, 92% and 100% of the Portfolios outperformed their Lipper category median in the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 86% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2013 (based on the performance of the Administrative Class). The Board also noted that ten of 13 Portfolios, representing 93% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2013, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $23 billion as of May 31, 2013.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expense ratios in their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the size of the assets under management with PIMCO, the manner in which similar portfolios may be managed, different requirements with

32	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to

ANNUAL REPORT	DECEMBER 31, 2013	33

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively; had been reduced for some Portfolios over time; had been held steady for most Portfolios as assets grew, or declined in the case of some Portfolios; and continued to be competitive compared with peers. The Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. The Trustees noted that the benefits of the unified fee were apparent during the recent financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC supported the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and in return for the fees paid to RALLC by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

34	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT07AR_123113

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2013

PIMCO CommodityRealReturn® Strategy Portfolio

Share Class

■	Administrative

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	7
Financial Highlights	8
Consolidated Statement of Assets and Liabilities	9
Consolidated Statement of Operations	10
Consolidated Statements of Changes in Net Assets	11
Consolidated Statement of Cash Flows	12
Consolidated Schedule of Investments	13
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	43
Glossary	44
Federal Income Tax Information	45
Management of the Trust	46
Privacy Policy	48
Approval of the Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	49

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2013. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

The past twelve months were marked by ongoing periods of heightened bond market volatility brought on by uncertainty around central bank monetary and fiscal policy, geopolitical concerns, and a slower than hoped for rebound in the global economy. Following a particularly bumpy third quarter, however, all financial markets completed the year along a relatively smoother path. Federal Reserve (“Fed”) Chairman Ben Bernanke laid the groundwork in September, when he clarified the Fed’s commitment to maintain its quantitative easing (“QE”) bond purchase program of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero-bound range. The nomination of Janet Yellen to the Chairmanship further helped to reassure investors that the Fed would be committed to the continuation of their accommodative policies.

As investors were made particularly aware, beginning in mid-May conditions in financial markets deteriorated rapidly as markets reacted to signals by the Fed that it might begin to slow the pace of its asset purchases. This shift in tone fueled a broad-based sell-off within fixed income assets throughout the summer, undermining market liquidity and sending yields higher across the risk spectrum.

By mid-September, however, the Fed announced its intent to delay any tapering until more convincing indicators of economic growth become apparent and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore higher) and a rally across most equity markets. The Fed also maintained the Federal Funds Rate within a narrow range of zero to 25 basis points. Into October, investors were once again kept on edge by the uncertain fiscal policy and political landscape—namely the partial shutdown of the U.S. government that began during the first week of October, the ongoing debt ceiling negotiations between the White House and Congress, and confirmation proceedings for the next Fed Chairman. Investors were relieved by the last-minute deal announced on October 17 that reached an agreement to reopen the U.S. government and raise the debt ceiling.

In November, relative calm prevailed across most fixed income markets, and equity markets continued to rally. The European Central Bank (“ECB”) reduced their main policy rate (or the interest rate at which it lends money to banks) by 25 basis points to 0.25%, likely due to their concern over lower than expected inflation and a weak global growth outlook. The Bank of England (“BOE”) unanimously voted to leave its main policy rate unchanged amid a pickup in economic growth and expectations that this would lead to an eventual decline in the U.K. unemployment rate.

Towards the latter part of December, the Fed announced that beginning in January 2014 it intends to gradually exit its bond-buying program, by reducing it from $85 billion to $75 billion spread equally across mortgage and U.S. Treasury purchases. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee (“FOMC”) provided even greater assurances that the policy rate would remain near a zero-bound range until signs of sustainable growth are more broadly evident in the U.S. economy. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

U.S. Treasuries underperformed most other developed sovereign bond markets on a hedged basis as investors reacted to the various Fed announcements regarding the tapering of their QE bond purchase program. In particular, U.S. Treasury yields rose to their highest level in late December as investors reacted to the Fed’s announcement that it would begin the reduction of its asset purchases starting in January 2014. This decision was made on the back of improving economic data, which included a lower unemployment rate, respectable monthly job reports, and improving housing fundamentals. The benchmark ten-year U.S. Treasury note yielded 3.03% at the end of the reporting period, as compared to 1.76% on December 31, 2012. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 2.02% for the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 8.61% over the period, underperforming nominal U.S. Treasuries. U.S. TIPS sold off, particularly during the second quarter of the reporting period, as the market began to price in the inevitable Fed tapering decision, which was officially announced in December. The decision by the Fed to initiate the tapering of asset purchases was validated via stronger jobs and GDP data, with continual weaker inflation data adding further pressure to U.S. TIPS valuations towards the latter part of the period. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 9.52% over the period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries even with the Fed’s announcement that it would begin to reduce its asset purchases in January 2014. The announcement, however, did lead to differentiated performance among coupons, with lower coupons underperforming, as these bonds have been the largest beneficiaries of Fed purchases. Prices for non-Agency mortgages rose on limited outstanding supply, improving risk appetite and ongoing signs of recovery in the housing sector. Commercial MBS also outperformed amid strong investor demand and a continued rebound in property valuations.

■

The U.S. investment grade credit market, as measured by the Barclays U.S. Credit Index, declined 2.01% for the period, but outperformed like-duration U.S. Treasuries as spreads tightened, ending the year at the lowest level since the global financial crisis began. This positive performance was supported by improving global growth fundamentals and continued easy monetary policy. The high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 7.42% for the period. The sector was one of the best-performing fixed income sectors, benefiting from relatively sound fundamentals and investor demand for higher yielding assets with lower interest rate sensitivity.

■

Emerging markets (“EM”) external debt underperformed U.S. Treasuries during the year and was impacted by the second quarter sell-off. Country-specific stories and the risk-on market sentiment following the Fed tapering announcement supported lower spreads in the fourth quarter, particularly in December. EM local assets particularly underperformed U.S. Treasuries during the period, as weaker EM currencies and increases in local yields weighed on overall returns.

■

Developed market equities posted strong performance in 2013, despite a period marked by considerable volatility and uncertainty around central bank policy. U.S. equities, as measured by the S&P 500 Index, returned 32.39%. Global equities, as represented by the MSCI All Country World Index Net USD and MSCI World Index, returned 22.80% and 26.68%, respectively. Emerging market equities (“EM”), as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.60%. EM equities underperformed developed market equities due to declining earnings growth and rising interest rates in the U.S. which placed pressure on local EM currencies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2014

ANNUAL REPORT	DECEMBER 31, 2013	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, tax risk, subsidiary risk, operational risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments as part of an investment strategy, as described below, or for hedging purposes. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Portfolio is intended for long-term investors and an investment in the Portfolio should be no more than a small part of a typical diversified portfolio. The Portfolio’s share price is expected to be more volatile than that of other funds.

4	PIMCO VARIABLE INSURANCE TRUST

The Portfolio will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the PIMCO Cayman Commodity Portfolio I Ltd. (the “Subsidiary”), a wholly-owned subsidiary (as discussed below). The Portfolio may also invest in commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodity futures contracts, or a subset of commodities or commodity futures contracts. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the notes. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investments. These notes expose the Portfolio economically to movements in commodity prices. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at maturity of the note, the Portfolio may receive more or less principal than it originally invested. The Portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments. The Portfolio may also gain exposure to the commodity markets indirectly by investing in its Subsidiary, which will primarily invest in different commodity-linked derivative instruments than the Portfolio, including swap agreements, commodity options, futures and options on futures.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Return chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2013 to December 31, 2013.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

ANNUAL REPORT	DECEMBER 31, 2013	5

Important Information About the Portfolio (Cont.)

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO CommodityRealReturn® Strategy Portfolio

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	51.5%
Short-Term Instruments	35.0%
Sovereign Issues	3.5%
Mortgage-Backed Securities	3.1%
Asset-Backed Securities	2.9%
Other	4.0%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	1 Year	5 Years	Class Inception (06/30/2004)
PIMCO CommodityRealReturn® Strategy Portfolio Administrative Class	-14.70%	7.93%	2.35%
Dow Jones-UBS Commodity Index Total Return±	-9.52%	1.51%	0.19%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.14% for Administrative Class shares.

± Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/13)	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,010.10	$1,020.32
Expenses Paid During Period†	$4.91	$4.94
Net Annualized Expense Ratio††	0.97%	0.97%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 9 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO CommodityRealReturn® Strategy Portfolio seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments, such as bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities. Commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures, provide exposure to the investment returns of the commodities markets without investing directly in physical commodities.

»	Exposure to commodities, which declined in value during the reporting period, detracted from absolute returns.

»

The Portfolio’s construction, which uses U.S. Treasury Inflation-Protected Securities (“TIPS”) as collateral, detracted from relative performance as U.S. TIPS underperformed the assumed U.S. Treasury Bill collateral rate embedded in the Dow Jones-UBS Commodity Index Total Return.

»

Active commodity strategies designed to combat the effects of contango, by holding futures contracts further out on the commodities futures curves, benefited relative performance as the deferred contract exposure indexes held within the Portfolio outperformed the Dow Jones-UBS Commodity Index Total Return, which implies front-month futures contracts.

»	An overweight to Australian real duration (or sensitivity to changes in real interest rates) detracted from relative performance as Australian real yields increased during the reporting period.

»	Short exposure to inflation-linked bonds (“ILBs”) in France benefited relative performance as the inflation rate in France fell during the reporting period.

»	Tactical exposure to U.K. ILBs at the beginning of the reporting period benefited relative performance as UK real yields fell.

ANNUAL REPORT	DECEMBER 31, 2013	7

Financial Highlights PIMCO CommodityRealReturn® Strategy Portfolio

Selected Per Share Data for the Year Ended:	12/31/2013	12/31/2012	12/31/2011	12/31/2010	12/31/2009

Administrative Class
Net asset value beginning of year	$7.13	$7.20	$9.01	$8.60	$7.00
Net investment income (a)	0.03	0.14	0.13	0.11	0.24
Net realized/unrealized gain (loss)	(1.07)	0.24	(0.71)	1.72	2.59
Total income (loss) from investment operations	(1.04)	0.38	(0.58)	1.83	2.83
Dividends from net investment income	(0.11)	(0.20)	(1.23)	(1.27)	(0.46)
Distributions from net realized capital gains	0.00	(0.25)	0.00	(0.15)	(0.77)
Total distributions	(0.11)	(0.45)	(1.23)	(1.42)	(1.23)
Net asset value end of year	$5.98	$7.13	$7.20	$9.01	$8.60
Total return	(14.70)%	5.39%	(7.56)%	24.52%	41.53%
Net assets end of year (000s)	$487,230	$572,477	$571,808	$576,251	$477,459
Ratio of expenses to average net assets	0.97%	1.00%	0.91%	0.93%	0.98%
Ratio of expenses to average net assets excluding waivers	1.09%	1.14%	1.05%	1.05%	1.11%
Ratio of expenses to average net assets excluding interest expense	0.89%	0.89%	0.89%	0.89%	0.89%
Ratio of expenses to average net assets excluding interest expense and waivers	1.01%	1.03%	1.03%	1.01%	1.02%
Ratio of net investment income to average net assets	0.54%	1.93%	1.51%	1.32%	3.00%
Portfolio turnover rate	57%*	77%*	523%*	536%*	742%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Assets and Liabilities PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2013

Assets:
Investments, at value
Investments in securities*	$790,897
Investments in Affiliates	289,702
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,192
Over the counter	2,103
Cash	1
Deposits with counterparty	1,779
Foreign currency, at value	1,166
Receivable for investments sold	64,995
Receivable for Portfolio shares sold	10,416
Interest and dividends receivable	2,766
Dividends receivable from Affiliates	44
Reimbursement receivable from PIMCO	58
1,165,119

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$511,192
Payable for short sales	7,493
Financial Derivative Instruments
Exchange-traded or centrally cleared	821
Over the counter	5,505
Payable for investments purchased	2,546
Payable for investments in Affiliates purchased	44
Deposits from counterparty	6,429
Payable for Portfolio shares redeemed	351
Accrued investment advisory fees	306
Accrued supervisory and administrative fees	151
Accrued distribution fees	30
Accrued servicing fees	61
Other liabilities	33
534,962

Net Assets	$630,157

Net Assets Consist of:
Paid in capital	$644,132
Undistributed net investment income	4,017
Accumulated undistributed net realized (loss)	(14,714)
Net unrealized (depreciation)	(3,278)
$630,157

Net Assets:
Institutional Class	$1,252
Administrative Class	487,230
Advisor Class	141,675

Shares Issued and Outstanding:
Institutional Class	210
Administrative Class	81,435
Advisor Class	23,417

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$5.96
Administrative Class	5.98
Advisor Class	6.05

Cost of Investments in Securities	$793,505
Cost of Investments in Affiliates	$289,719
Cost of Foreign Currency Held	$1,171
Proceeds Received on Short Sales	$7,452
Cost or Premiums of Financial Derivative Instruments, net	$(736)

* Includes repurchase agreements of:	$62,188

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	9

Consolidated Statement of Operations PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands)	Year Ended December 31, 2013

Investment Income:
Interest	$10,022
Dividends from Investments in Affiliates	220
Total Income	10,242

Expenses:
Investment advisory fees	3,904
Supervisory and administrative fees	1,931
Servicing fees - Administrative Class	797
Distribution and/or servicing fees - Advisor Class	359
Trustees’ fees	13
Interest expense	567
Total Expenses	7,571
Waiver and/or Reimbursement by PIMCO	(836)
Net Expenses	6,735

Net Investment Income	3,507

Net Realized Gain (Loss):
Investments in securities	(10,364)
Investments in Affiliates	5
Exchange-traded or centrally cleared financial derivative instruments	(770)
Over the counter financial derivative instruments	(70,673)
Foreign currency	(188)
Net Realized (Loss)	(81,990)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(33,793)
Investments in Affiliates	12
Exchange-traded or centrally cleared financial derivative instruments	1,549
Over the counter financial derivative instruments	3,907
Foreign currency assets and liabilities	5
Net Change in Unrealized (Depreciation)	(28,320)
Net (Loss)	(110,310)

Net (Decrease) in Net Assets Resulting from Operations	$(106,803)

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands)	Year Ended December 31, 2013	Year Ended December 31, 2012

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$3,507	$14,241
Net realized gain (loss)	(81,990)	5,951
Net change in unrealized appreciation (depreciation)	(28,320)	22,332
Net increase (decrease) resulting from operations	(106,803)	42,524

Distributions to Shareholders:
From net investment income
Institutional Class	(8)	(2)
Administrative Class	(9,149)	(16,415)
Advisor Class	(2,343)	(3,544)
From net realized capital gains
Institutional Class	0	(5)
Administrative Class	0	(18,742)
Advisor Class	0	(4,939)

Total Distributions	(11,500)	(43,647)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	27,236	18,284
Net increase (decrease) in capital	(91,067)	17,161

Net Assets:
Beginning of year	721,224	704,063
End of year*	$630,157	$721,224

* Including undistributed net investment income of:	$4,017	$14,171

**	See note 13 in the Notes to Financial Statements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	11

Consolidated Statement of Cash Flows PIMCO CommodityRealReturn® Strategy Portfolio

Year Ended December 31, 2013
(Amounts in thousands)	PIMCO CommodityRealReturn® Strategy Portfolio

Cash flows provided by operating activities:

Net (decrease) in net assets resulting from operations	$(106,803)

Adjustments to reconcile net (decrease) in net assets from operations to net cash provided by operating activities:
Purchases of long-term securities	(472,980)
Proceeds from sales of long-term securities	638,642
Proceeds from sales of short-term portfolio investments, net	(32,530)
(Increase) in deposits with counterparty	(1,685)
Decrease in receivable for investments sold	2,318
Decrease in interest and dividends receivable	810
Decrease in reimbursement receivable from PIMCO	28
Decrease in exchange-traded or centrally cleared derivatives	736
(Increase) in over the counter derivatives	(71,084)
(Decrease) in payable for investments purchased	(3,966)
Increase in deposits from counterparty	5,794
(Decrease) in accrued investment advisory fees	(41)
(Decrease) in accrued supervisory and administrative fees	(20)
(Decrease) in accrued distribution fee	(1)
(Decrease) in accrued servicing fee	(8)
Payments on short sales transactions, net	(5,574)
Payments on currency transactions	(185)
Net Realized (Gain) Loss
Investments in securities	10,364
Investments in Affiliates	(5)
Exchange-traded or centrally cleared financial derivative instruments	770
Over the counter financial derivative instruments	70,673
Foreign currency	188
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	33,793
Investments in Affiliates	(12)
Exchange-traded or centrally cleared financial derivative instruments	(1,549)
Over the counter financial derivative instruments	(3,907)
Foreign currency assets and liabilities	(5)
Net amortization (accretion) on investments	6,714
Net cash provided by operating activities	70,475

Cash flows (used for) financing activities:
Proceeds from shares sold	188,221
Payments on shares redeemed	(170,447)
Cash dividend paid*	0
(Decrease) in overdraft due to custodian	(19)
Proceeds from reverse repurchase agreements	507,989
Payments on reverse repurchase agreements	(507,989)
Proceeds from sale-buyback transactions	3,010,042
Payments on sale-buyback transactions	(3,097,187)
Proceeds from deposits from counterparty	3,122
Payments on deposits from counterparty	(3,122)
Net cash (used for) financing activities	(69,390)

Net Increase in Cash and Foreign Currency	1,085

Cash and Foreign Currency:
Beginning of year	82
End of year	$1,167

* Reinvestment of dividends	$11,500

Supplemental disclosure of cash flow information:
Interest expense paid during the year	$823

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio

December 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 125.5%

CORPORATE BONDS & NOTES 4.5%

BANKING & FINANCE 3.7%
Achmea Hypotheekbank NV
3.200% due 11/03/2014		$730	$747
Ally Financial, Inc.
3.645% due 06/20/2014		3,100	3,154
ANZ New Zealand International Ltd.
0.678% due 08/19/2014		1,000	1,002
Commonwealth Bank of Australia
0.524% due 09/17/2014		15,800	15,835
Eksportfinans ASA
2.375% due 05/25/2016		800	789
Turkiye Garanti Bankasi A/S
2.742% due 04/20/2016		100	97
Westpac Banking Corp.
3.585% due 08/14/2014		1,500	1,530

			23,154

INDUSTRIALS 0.2%
Cardinal Health, Inc.
6.000% due 06/15/2017		400	448
RPM International, Inc.
6.500% due 02/15/2018		1,000	1,134

			1,582

UTILITIES 0.6%
Tokyo Electric Power Co., Inc.
4.500% due 03/24/2014	EUR	2,700	3,736

Total Corporate Bonds & Notes (Cost $27,912)			28,472

U.S. GOVERNMENT AGENCIES 2.3%
Fannie Mae
0.515% due 05/25/2042		$8	8
0.845% due 02/25/2041		1,208	1,211
1.344% due 10/01/2044		10	10
2.369% due 05/25/2035		78	81
2.485% due 11/01/2034		59	63
5.083% due 07/01/2035		49	53
5.208% due 11/01/2035		62	64
5.291% due 01/01/2036		208	224
Freddie Mac
0.397% due 02/15/2019		293	293
0.425% due 08/25/2031		2	2
0.617% due 08/15/2033 - 09/15/2042		3,498	3,477
1.342% due 02/25/2045		112	114
2.087% due 07/01/2036 †		290	307
2.141% due 09/01/2036 †		295	312
2.245% due 10/01/2036 †		172	184
2.368% due 01/01/2034		10	11
2.500% due 10/02/2019 (f)		3,700	3,726
Ginnie Mae
0.467% due 03/20/2037		1,523	1,528
NCUA Guaranteed Notes
0.619% due 10/07/2020		829	834
0.729% due 12/08/2020		1,360	1,374
Small Business Administration
5.510% due 11/01/2027		491	539

Total U.S. Government Agencies (Cost $14,342)			14,415

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 88.3%
U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2016 (d)	$78,102	$80,249
0.125% due 04/15/2017 (d)	7,400	7,611
0.125% due 04/15/2018 (d)	71,107	72,551
0.125% due 01/15/2022 (d)	20,629	19,822
0.125% due 01/15/2023 (d)	2,023	1,910
0.375% due 07/15/2023 (d)	12,139	11,701
0.500% due 04/15/2015 (d)(f)(h)	23,700	24,240
0.625% due 07/15/2021 (d)	69,762	70,822
1.125% due 01/15/2021 (d)	22,998	24,170
1.250% due 04/15/2014 †(f)	27,589	27,784
1.250% due 07/15/2020 (d)	52,667	56,358
1.375% due 01/15/2020 (d)	5,997	6,442
1.625% due 01/15/2015 (d)(f)(h)	20,296	20,922
1.750% due 01/15/2028 (d)	1,003	1,073
1.875% due 07/15/2019 (d)	26,183	29,113
2.000% due 07/15/2014 (d)(f)(h)	9,661	9,880
2.000% due 01/15/2016	13,821	14,740
2.000% due 01/15/2016 †	12,944	13,805
2.000% due 01/15/2026 (d)	1,176	1,303
2.125% due 01/15/2019 (d)	2,283	2,551
2.375% due 01/15/2017	9,493	10,453
2.375% due 01/15/2017 †	11,581	12,752
2.375% due 01/15/2025 (d)	619	712
2.375% due 01/15/2027 (d)	3,572	4,115
2.625% due 07/15/2017 †(f)	16,903	19,025
3.875% due 04/15/2029 †	142	195
U.S. Treasury Notes
0.250% due 01/31/2015 †	2,100	2,102
1.000% due 01/15/2014 †	209	209
2.750% due 11/15/2023	10,000	9,766

Total U.S. Treasury Obligations (Cost $562,643)		556,376

MORTGAGE-BACKED SECURITIES 5.3%
American General Mortgage Loan Trust
5.150% due 03/25/2058	274	277
Banc of America Commercial Mortgage Trust
0.340% due 06/10/2049	11	11
5.649% due 06/10/2049	11	11
Banc of America Mortgage Trust
2.794% due 06/25/2035	221	208
4.442% due 11/25/2034	113	111
Banc of America Re-REMIC Trust
5.611% due 06/24/2050	300	329
BCAP LLC Trust
5.222% due 03/26/2037	550	508
5.250% due 08/26/2037	1,607	1,631
Bear Stearns Adjustable Rate Mortgage Trust
2.210% due 08/25/2035	41	41
2.600% due 03/25/2035	134	135
2.686% due 01/25/2035	493	480
2.767% due 03/25/2035	152	148
2.793% due 03/25/2035	34	34
2.848% due 01/25/2035	557	553
Citigroup Mortgage Loan Trust, Inc.
2.200% due 09/25/2035	85	84
2.290% due 09/25/2035	96	94
2.510% due 10/25/2035	792	776
2.845% due 09/25/2037 ^	711	588
Countrywide Alternative Loan Trust
0.335% due 05/25/2047	2,527	2,165
0.362% due 12/20/2046	2,202	1,575
6.000% due 02/25/2037 ^	319	233
Countrywide Home Loan Mortgage Pass-Through Trust
2.645% due 11/19/2033	6	6
2.826% due 08/25/2034	60	53

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse Mortgage Capital Certificates
0.397% due 10/15/2021		$1,391	$1,388
5.383% due 02/15/2040		386	414
5.467% due 09/18/2039		912	993
DBUBS Mortgage Trust
3.386% due 07/10/2044		5,800	6,054
First Horizon Alternative Mortgage Securities
2.207% due 06/25/2034		25	24
Granite Mortgages PLC
0.904% due 09/20/2044	GBP	220	361
Greenpoint Mortgage Funding Trust
0.435% due 11/25/2045		$13	10
GS Mortgage Securities Trust
3.849% due 12/10/2043		3,321	3,504
GSR Mortgage Loan Trust
2.765% due 01/25/2035		127	127
HarborView Mortgage Loan Trust
0.406% due 03/19/2036		74	55
Holmes Master Issuer PLC
1.577% due 10/15/2054	EUR	2,331	3,221
IndyMac Mortgage Loan Trust
2.695% due 11/25/2035 ^		$279	246
JPMorgan Chase Commercial Mortgage Securities Trust
4.654% due 01/12/2037		66	66
JPMorgan Mortgage Trust
2.756% due 08/25/2035		137	138
2.774% due 07/25/2035		103	103
3.554% due 02/25/2035		229	230
LB-UBS Commercial Mortgage Trust
5.866% due 09/15/2045		152	169
MASTR Adjustable Rate Mortgages Trust
2.623% due 11/21/2034		81	83
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.907% due 09/15/2030		272	266
Merrill Lynch Mortgage Investors Trust
1.596% due 10/25/2035		287	279
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049		100	111
Morgan Stanley Capital Trust
5.910% due 06/11/2049		25	28
Morgan Stanley Mortgage Loan Trust
5.500% due 08/25/2035		294	296
Permanent Master Issuer PLC
1.527% due 07/15/2042	EUR	400	551
Residential Accredit Loans, Inc. Trust
1.503% due 09/25/2045		$223	180
Royal Bank of Scotland Capital Funding Trust
6.007% due 12/16/2049		600	656
Sequoia Mortgage Trust
0.367% due 07/20/2036		567	514
Structured Adjustable Rate Mortgage Loan Trust
1.534% due 01/25/2035		22	17
2.906% due 02/25/2034		34	34
5.500% due 12/25/2034		153	149
Structured Asset Mortgage Investments Trust
0.826% due 10/19/2034		32	31
Vornado DP LLC Trust
4.004% due 09/13/2028		1,500	1,568
Wachovia Bank Commercial Mortgage Trust
0.247% due 06/15/2020		200	199
5.088% due 08/15/2041		218	221
WaMu Mortgage Pass-Through Certificates
0.909% due 05/25/2047		355	309
2.482% due 12/25/2035		290	268
5.158% due 08/25/2035		69	67

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	13

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo Mortgage-Backed Securities Trust
2.498% due 06/25/2033		$128	$128
2.619% due 03/25/2036		319	313

Total Mortgage-Backed Securities (Cost $31,767)			33,422

ASSET-BACKED SECURITIES 5.0%
Aquilae CLO PLC
0.572% due 01/17/2023	EUR	563	766
Ares CLO Ltd.
0.469% due 03/12/2018		$237	237
Carrington Mortgage Loan Trust
0.485% due 10/25/2035		39	39
Citibank Omni Master Trust
2.917% due 08/15/2018		6,100	6,193
Commercial Industrial Finance Corp.
0.499% due 03/01/2021		859	849
0.499% due 05/10/2021		4,600	4,500
Countrywide Asset-Backed Certificates
0.345% due 07/25/2036		1,125	1,098
0.415% due 04/25/2036		134	131
4.756% due 04/25/2036		1,066	1,080
Credit-Based Asset Servicing and Securitization LLC
0.285% due 07/25/2037		22	13
First Franklin Mortgage Loan Trust
0.505% due 11/25/2035		3,696	3,589
0.545% due 09/25/2035		1,293	1,285
GSAMP Trust
0.235% due 12/25/2036		78	39
LCM Ltd.
0.476% due 03/21/2019		1,500	1,478
Magi Funding PLC
0.591% due 04/11/2021	EUR	240	326
Morgan Stanley Mortgage Loan Trust
6.000% due 07/25/2047 ^		$167	133
Nelnet Student Loan Trust
0.938% due 07/25/2018		70	70
North Carolina State Education Assistance Authority
0.688% due 10/26/2020		693	693
Penta CLO S.A.
0.551% due 06/04/2024	EUR	1,162	1,540

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SLM Student Loan Trust
0.278% due 04/25/2019		$2,200	$2,173
1.738% due 04/25/2023		3,591	3,703
1.817% due 12/15/2017		18	18
2.350% due 04/15/2039		209	209
Specialty Underwriting & Residential Finance Trust
0.225% due 01/25/2038		11	11
Structured Asset Securities Corp.
1.669% due 04/25/2035		517	495
Symphony CLO Ltd.
0.481% due 05/15/2019		683	677
Wood Street CLO BV
0.587% due 03/29/2021	EUR	140	189

Total Asset-Backed Securities (Cost $30,346)			31,534

SOVEREIGN ISSUES 6.0%
Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (b)		2,219	3,066
2.100% due 09/15/2016 (b)		2,990	4,245
2.100% due 09/15/2017 (b)		2,551	3,615
2.100% due 09/15/2021 (b)		216	290
3.100% due 09/15/2026 (b)		106	148
New South Wales Treasury Corp. CPI Linked Bond
2.500% due 11/20/2035	AUD	1,200	1,254
2.750% due 11/20/2025		3,700	4,138
Republic of Germany
0.750% due 04/15/2018 (b)	EUR	7,421	10,628
Slovenia Government International Bond
4.700% due 11/01/2016		1,100	1,571
United Kingdom Inflation Linked Gilt
2.500% due 07/26/2016	GBP	1,600	8,976

Total Sovereign Issues (Cost $37,752)			37,931

SHORT-TERM INSTRUMENTS 14.1%

REPURCHASE AGREEMENTS (c) 9.9%
			62,188

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 1.3%
Federal Home Loan Bank
0.104% due 05/07/2014 †	$3,900	$3,899
Freddie Mac
0.112% due 07/11/2014 †	2,900	2,899
0.122% due 07/01/2014 †	1,200	1,199

		7,997

U.S. TREASURY BILLS 2.9%
0.104% due 01/02/2014 - 12/11/2014 †(a)(d)(f)(h)	18,570	18,562

Total Short-Term Instruments (Cost $88,743)		88,747

Total Investments in Securities (Cost $793,505)		790,897

	SHARES
INVESTMENTS IN AFFILIATES 46.0%

SHORT-TERM INSTRUMENTS 46.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 46.0%
PIMCO Short-Term Floating NAV Portfolio	28,952,011	289,665
PIMCO Short-Term Floating NAV Portfolio III	3,677	37

Total Short-Term Instruments (Cost $289,719)		289,702

Total Investments in Affiliates (Cost $289,719)		289,702

Total Investments 171.5% (Cost $1,083,224)		$1,080,599

Financial Derivative Instruments (e)(g) (0.5%) (Cost or Premiums, net $(736))		(3,031)

Other Assets and Liabilities, net (71.0%)		(447,411)

Net Assets 100.0%		$630,157

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.010%†	12/31/2013	01/02/2014	$9,000	U.S. Treasury Notes 0.625% due 08/31/2017	$(3,059)	$9,000	$9,000
					U.S. Treasury Notes 2.375% due 12/31/2020	(6,121)
BOS	0.010%†	12/31/2013	01/02/2014	1,100	U.S. Treasury Notes 0.375% due 01/15/2016	(716)	1,100	1,100
					U.S. Treasury Notes 0.375% due 01/15/2016	(410)
FOB	0.010%	12/31/2013	01/02/2014	20,800	U.S. Treasury Notes 1.000% due 08/31/2016	(21,256)	20,800	20,800
JPS	0.030%	12/31/2013	01/02/2014	5,400	U.S. Treasury Notes 2.500% due 03/31/2015	(5,512)	5,400	5,400
	0.050%†	12/31/2013	01/02/2014	4,000	Freddie Mac 2.205% due 12/05/2022	(2,060)	4,000	4,000
					Freddie Mac 2.255% due 12/05/2022	(2,055)

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
MSC	0.020% †	12/31/2013	01/02/2014	$21,600	U.S. Treasury Notes 2.125% due 08/31/2020	$(7,648)	$21,600	$21,600
					U.S. Treasury Notes 2.125% due 08/31/2020	(14,378)
SSB	0.000% †	12/31/2013	01/02/2014	288	Freddie Mac 2.080% due 10/17/2022	(298)	288	288

Total Repurchase Agreements						$(63,513)	$62,188	$62,188

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
MSC	0.170%	12/05/2013	01/08/2014	$(94,808)	$(94,776)
TDM	0.140%	11/06/2013	01/06/2014	(48,440)	(48,444)
	0.180%	12/09/2013	01/07/2014	(356,863)	(356,786)
	0.190%	12/12/2013	01/10/2014	(11,187)	(11,186)

Total Sale-Buyback Transactions					$(511,192)

(2)

As of December 31, 2013, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended December 31, 2013 was $306,922 at a weighted average interest rate of 0.180%.

(3)	Payable for sale-buyback transactions includes $(186) of deferred price drop on sale-buyback transactions.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales (4)
Fannie Mae	5.500%	01/01/2044	$6,000	$(6,559)	$(6,602)
U.S. Treasury Inflation Protected Securities	0.125%	01/15/2022	929	(893)	(891)

Total Short Sales				$(7,452)	$(7,493)

(4)	Market value includes $1 of interest payable for short sales.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2013:

(d)	Securities with an aggregate market value of $509,209 have been pledged as collateral under the terms of the following master agreements as of December 31, 2013.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (5)
PIMCO CommodityRealReturn® Strategy Portfolio Global/Master Repurchase Agreement
BCY	$6,000	$0	$0	$0	$6,000	$(6,121)	$(121)
BOS	700	0	0	0	700	(716)	(16)
FOB	20,800	0	0	0	20,800	(21,256)	(456)
JPS	7,400	0	0	0	7,400	(7,572)	(172)
MSC	7,500	0	0	0	7,500	(7,648)	(148)
SSB	154	0	0	0	154	(158)	(4)

Master Securities Forward Transaction Agreement
BCY	0	0	0	(6,602)	(6,602)	0	(6,602)
MSC	0	0	(94,776)	0	(94,776)	94,690	(86)
SGY	0	0	0	(891)	(891)	0	(891)
TDM	0	0	(416,416)	0	(416,416)	414,518	(1,898)

PIMCO Cayman Commodity Portfolio I, Ltd. (Subsidiary) Global/Master Repurchase Agreement
BCY	3,000	0	0	0	3,000	(3,059)	(59)
BOS	400	0	0	0	400	(410)	(10)
JPS	2,000	0	0	0	2,000	(2,055)	(55)
MSC	14,100	0	0	0	14,100	(14,378)	(278)
SSB	134	0	0	0	134	(140)	(6)

Total Borrowings and Other Financing Transactions	$62,188	$0	$(511,192)	$(7,493)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	15

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - COMEX Gold 100 oz. February Futures †	$1,175.000	01/28/2014	7	$(7)	$(11)
Call - COMEX Gold 100 oz. February Futures †	1,260.000	01/28/2014	7	(5)	(4)
Put - NYMEX WTI Brent Crude Spread December Futures †	1.000	01/15/2014	1	(1)	0
Call - NYMEX WTI Brent Crude Spread December Futures †	1.100	01/15/2014	1	(1)	0
Call - NYMEX WTI Brent Crude Spread December Futures †	7.000	01/15/2014	1	(1)	0
Call - NYMEX WTI Brent Crude Spread December Futures †	8.000	01/15/2014	4	(4)	(1)
Put - NYMEX WTI Brent Crude Spread December Futures †	13.000	01/15/2014	1	(1)	(1)
Put - NYMEX WTI Brent Crude Spread December Futures †	14.000	01/15/2014	4	(4)	(3)
Call - NYMEX WTI Brent Crude Spread December Futures †	(6.000)	05/14/2014	17	(30)	(16)
Put - NYMEX WTI Crude February Futures †	93.000	01/15/2014	2	(1)	0
Call - NYMEX WTI Crude February Futures †	102.000	01/15/2014	4	(1)	(1)

				$(56)	$(37)

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CME 3-Year Mid-Curve on Eurodollar March Futures	$97.375	03/14/2014	47	$(16)	$(23)

Total Written Options				$(72)	$(60)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3.5% Fuel Oil NWE Crack Spread February Futures †	Short	02/2014	1	$(4)	$0	$0
3.5% Fuel Oil NWE Crack Spread January Futures †	Short	01/2014	1	(5)	0	0
3.5% Fuel Oil NWE Crack Spread March Futures †	Short	03/2014	1	(4)	0	0
90-Day Eurodollar December Futures	Long	12/2015	187	(3)	0	(10)
90-Day Eurodollar June Futures	Long	06/2016	33	(22)	0	(2)
90-Day Eurodollar March Futures	Long	03/2016	213	(165)	0	(11)
90-Day Eurodollar March Futures	Long	03/2017	62	3	0	(6)
90-Day Eurodollar September Futures	Long	09/2014	82	29	0	(1)
90-Day Eurodollar September Futures	Long	09/2015	103	1	0	(5)
Brent Crude April Futures †	Long	03/2014	15	23	0	(6)
Brent Crude August Futures †	Short	07/2014	45	(57)	19	0
Brent Crude December Futures †	Short	11/2014	8	(3)	4	0
Brent Crude July Futures †	Short	06/2014	15	(20)	6	0
Brent Crude June Futures †	Long	05/2014	19	(2)	0	(8)
Brent Crude March Futures †	Long	02/2014	3	4	0	(1)
Brent Crude March Futures †	Short	02/2015	19	(90)	11	0
Brent Crude September Futures †	Short	08/2014	38	(66)	17	0
Cotton No.2 March Futures †	Short	03/2014	1	0	0	0
Cotton No.2 May Futures †	Long	05/2014	1	(0)	0	0
Gas Oil Crack Spread Swap February Futures †	Long	02/2014	1	(0)	0	0
Gas Oil Crack Spread Swap January Futures †	Long	01/2014	1	(0)	0	0
Gas Oil Crack Spread Swap March Futures †	Long	03/2014	1	(0)	0	0
Gold 100 oz. February Futures †	Long	02/2014	2	(10)	2	0
Hard Red Spring Wheat March Futures †	Long	03/2014	10	(32)	3	0
Henry Hub Natural Gas April Futures †	Short	03/2014	366	195	498	0
Henry Hub Natural Gas April Futures †	Short	03/2015	26	5	17	0
Henry Hub Natural Gas August Futures †	Long	07/2015	26	4	0	(13)
Henry Hub Natural Gas December Futures †	Long	11/2014	75	(56)	0	(86)
Henry Hub Natural Gas March Futures †	Short	02/2014	11	0	21	0
Henry Hub Natural Gas May Futures †	Long	04/2014	26	4	0	(33)
Henry Hub Natural Gas May Futures †	Long	04/2015	26	(4)	0	(15)
Henry Hub Natural Gas October Futures †	Long	09/2014	276	(236)	0	(343)
Henry Hub Natural Gas October Futures †	Short	09/2015	26	(2)	13	0
Henry Hub Natural Gas Swap April Futures †	Short	03/2014	4	3	2	0
Henry Hub Natural Gas Swap April Futures †	Long	03/2016	15	(5)	0	0
Henry Hub Natural Gas Swap August Futures †	Short	07/2014	4	2	1	0
Henry Hub Natural Gas Swap August Futures †	Long	07/2016	15	(4)	0	0
Henry Hub Natural Gas Swap December Futures †	Short	11/2014	4	1	1	0
Henry Hub Natural Gas Swap December Futures †	Long	11/2016	15	0	0	0

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Henry Hub Natural Gas Swap February Futures †	Short	01/2014	8	$2	$4	$0
Henry Hub Natural Gas Swap February Futures †	Long	01/2016	15	2	0	(2)
Henry Hub Natural Gas Swap January Futures †	Long	12/2015	15	3	0	(2)
Henry Hub Natural Gas Swap July Futures †	Short	06/2014	4	2	1	0
Henry Hub Natural Gas Swap July Futures †	Long	06/2016	15	(4)	0	0
Henry Hub Natural Gas Swap June Futures †	Short	05/2014	4	3	1	0
Henry Hub Natural Gas Swap June Futures †	Long	05/2016	15	(4)	0	0
Henry Hub Natural Gas Swap March Futures †	Short	02/2014	4	2	2	0
Henry Hub Natural Gas Swap March Futures †	Long	02/2016	15	1	0	(1)
Henry Hub Natural Gas Swap May Futures †	Short	04/2014	4	3	1	0
Henry Hub Natural Gas Swap May Futures †	Long	04/2016	15	(5)	0	0
Henry Hub Natural Gas Swap November Futures †	Short	10/2014	4	2	1	0
Henry Hub Natural Gas Swap November Futures †	Long	10/2016	15	(2)	0	0
Henry Hub Natural Gas Swap October Futures †	Short	09/2014	4	2	1	0
Henry Hub Natural Gas Swap October Futures †	Long	09/2016	15	(3)	0	0
Henry Hub Natural Gas Swap September Futures †	Short	08/2014	4	2	1	0
Henry Hub Natural Gas Swap September Futures †	Long	08/2016	15	(4)	0	0
RBOB Gasoline June Futures †	Long	05/2014	6	43	0	(2)
RBOB Gasoline March Futures †	Short	02/2014	3	(10)	0	0
Soybean March Futures †	Short	03/2014	64	100	52	0
Soybean May Futures †	Long	05/2014	51	42	0	(38)
Soybean Meal March Futures †	Short	03/2014	10	15	10	0
Sugar No. 11 May Futures †	Short	04/2014	2	(0)	0	0
U.S. Treasury 5-Year Note March Futures	Long	03/2014	424	(557)	0	(40)
U.S. Treasury 10-Year Note March Futures	Long	03/2014	82	(152)	0	(42)
Wheat July Futures †	Short	07/2014	2	8	0	0
Wheat March Futures †	Short	03/2014	14	42	0	(4)
Wheat September Futures †	Long	09/2014	2	(8)	1	0
White Sugar May Futures †	Long	04/2014	2	0	0	0
WTI Crude December Futures †	Long	11/2014	73	42	0	(24)
WTI Crude December Futures †	Short	11/2015	7	1	0	0
WTI Crude June Futures †	Short	05/2014	85	(60)	47	0
WTI Crude June Futures †	Short	05/2015	12	3	1	0
WTI Crude March Futures †	Long	02/2015	19	(6)	0	(4)
WTI Crude September Futures †	Long	08/2014	83	103	0	(36)
WTI Crude September Futures †	Long	08/2015	14	(10)	0	(1)

Total Futures Contracts				$(918)	$738	$(736)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin (1)
								Asset	Liability
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	$	15,500	$3,373	$2,444	$178	$0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		17,900	1,421	660	228	0
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	1,340,000	(142)	(42)	43	0

						$4,652	$3,062	$449	$0

Total Swap Agreements						$4,652	$3,062	$449	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2013:

(f)	Securities with an aggregate market value of $2,798 and cash of $1,779 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (1)			Market Value	Variation Margin Liability (1)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
PIMCO CommodityRealReturn® Strategy Portfolio (2)	$0	$5	$449	$454	$(23)	$(137)	$0	$(160)
PIMCO Cayman Commodity Portfolio I, Ltd. (Subsidiary) (2)	0	738	0	738	(37)	(624)	0	(661)

Total Exchange-Traded or Centrally Cleared	$0	$743	$449	$1,192	$(60)	$(761)	$0	$(821)

(1)	Unsettled variation margin asset of $5 and liability of $(25) for closed futures is outstanding at period end.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	17

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

(2)

The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received		Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2014			EUR	23,457	$	32,366	$96	$0
	01/2014		$		7,302	AUD	8,239	53	0
	02/2014			AUD	8,239	$	7,288	0	(54)

BRC	03/2014			GBP	5,815		9,514	0	(111)

CBK	01/2014			AUD	8,239		7,519	164	0
	01/2014		$		32,293	EUR	23,457	0	(23)
	02/2014			EUR	23,457	$	32,293	23	0
	03/2014			CAD	738		695	2	0
	03/2014	†	$		422	EUR	306	0	(1)

DUB	01/2014			ZAR	3,561	$	364	25	0

HUS	02/2014			JPY	37,100		374	21	0

MSC	01/2014			BRL	4,784		2,048	20	0
	01/2014		$		2,029	BRL	4,784	0	(1)
	02/2014				2,032		4,784	0	(20)
	03/2014				1,491	MXN	19,694	10	0

UAG	02/2014			EUR	1,574	$	2,168	3	0

Total Forward Foreign Currency Contracts								$417	$(210)

PURCHASED OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description		Strike Price	Expiration Date	Notional Amount	Cost	Market Value
MYC	Call - OTC WTI Crude December Futures †	$	150.000	11/17/2015	$8,200	$517	$11

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.875%	04/14/2014	$	4,200	$213	$164

Total Purchased Options								$730	$175

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description		Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Call - OTC NRCAL 16 Index †	$	4.250	01/29/2014	$6,000	$(4)	$(2)

MAC	Put - OTC Soybean No. 2 March Futures †		1,100.000	02/21/2014	15	(1)	0

MYC	Call - OTC Brent Crude December Futures †		160.000	11/10/2015	8,200	(517)	(20)
	Call - OTC Cotton No. 2 May Futures †		110.000	04/11/2014	700	(1)	0

						$(523)	$(22)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.850%	04/14/2014	$	17,600	$(211)	$(19)

GLM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.300%	03/17/2014		3,300	(4)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.900%	03/17/2014		3,300	(14)	(25)

RYL	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	01/27/2014		33,400	(199)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500%	01/27/2014		26,900	(292)	(14)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	03/03/2014		7,000	(26)	(1)

								$(746)	$(59)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BPS	Put - OTC GOLDLNPM versus PLTMLNPM Index Spread †	0.000	10/01/2014	$ 40	$(21)	$(6)

DUB	Put - OTC GOLDLNPM versus PLTMLNPM Index Spread †	0.000	03/04/2014	20	(17)	0
	Put - OTC GOLDLNPM versus PLTMLNPM Index Spread †	0.000	10/02/2014	10	(5)	(1)

GST	Put - OTC GOLDLNPM versus PLTMLNPM Index Spread †	(3.000)	03/03/2014	45	(38)	(1)

					$(81)	$(8)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount	Premiums (Received)	Market Value
BPS	Floor - OTC YOY CPURNSA Index	0.000	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/01/2018	$700	$(6)	$(4)

CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	12,100	(108)	(13)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	1,000	(13)	(1)

DUB	Floor - OTC CPURNSA Index	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	1,300	(10)	(1)
	Floor -OTC YOY CPURNSA Index	0.000	Maximum of [(1 + 0.000%) - (Final Index/Initial Index)] or 0	01/22/2018	900	(8)	(5)

						$(145)	$(24)

Total Written Options						$(1,495)	$(113)

(1)	YOY options may have a series of expirations.

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2013:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in JPY		Premiums
Balance at 12/31/2012	40	$156,560	EUR	2,700	JPY	0	$(2,712)
Sales	1,418	321,630		55,500		580,000	(2,415)
Closing Buys	(477)	(35,410)		0		0	910
Expirations	(543)	(213,450)		(58,200)		(580,000)	1,984
Exercised	(342)	(106,800)		0		0	666

Balance at 12/31/2013	96	$122,530	EUR	0	JPY	0	$(1,567)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
CBK	Pay	GOCO CAL14 Index †	$17.760	12/31/2014	2,400	$0	$3	$3	$0
	Pay	GOCO CAL14 Index †	17.880	12/31/2014	1,800	0	3	3	0
	Pay	HSFOCO CAL14 Index †	10.750	12/31/2014	2,400	0	14	14	0
	Pay	HSFOCO CAL14 Index †	10.100	12/31/2014	1,800	0	12	12	0
	Pay	JETNWE CAL14 Index †	960.000	12/31/2014	6,204	0	(264)	0	(264)
	Receive	ULSDNWE CAL14 Index †	901.750	12/31/2014	6,600	0	300	300	0

DUB	Receive	GOCO CAL14 Index †	17.000	12/31/2014	10,800	0	(6)	0	(6)
	Pay	GOCO CAL14 Index †	17.180	12/31/2014	6,000	0	5	5	0
	Receive	HSFOCO CAL14 Index †	13.650	12/31/2014	10,800	0	(33)	0	(33)
	Pay	HSFOCO CAL14 Index †	9.880	12/31/2014	6,000	0	41	41	0
	Receive	LLSBRT CAL14 Index †	10.250	12/31/2014	60,000	0	71	71	0
	Receive	NGCAL19 Index †	7.200	12/31/2019	84,000	0	(220)	0	(220)
	Pay	Wheat December Futures †	7.110	11/21/2014	10,000	0	7	7	0
	Pay	Wheat July Futures †	6.965	06/20/2014	5,000	0	4	4	0
		Wheat March Futures †	7.145	02/19/2015	15,000	0	(10)	0	(10)

GST	Pay	GOCO CAL14 Index †	17.100	12/31/2014	6,000	0	4	4	0
	Pay	GOCO CAL14 Index †	17.700	12/31/2014	1,800	0	2	2	0
	Pay	GOCO CAL14 Index †	18.000	12/31/2014	4,800	0	8	8	0
	Pay	HSFOCO CAL14 Index †	11.000	12/31/2014	4,800	0	27	27	0
	Pay	HSFOCO CAL14 Index †	10.100	12/31/2014	1,800	0	12	12	0
	Pay	HSFOCO CAL14 Index †	9.900	12/31/2014	6,000	0	41	41	0

						$0	$21	$554	$(533)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	19

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2013 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Cardinal Health, Inc.	(0.590%	)	06/20/2017	0.185%	$400	$0	$(6)	$0	$(6)

GST	RPM International, Inc.	(1.500%	)	03/20/2018	0.558%	1,000	0	(40)	0	(40)

							$0	$(46)	$0	$(46)

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2021	EUR	2,500	$(4)	$77	$73	$0

BPS	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021		1,000	4	56	60	0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2021		1,500	2	42	44	0
	Pay	1-Month EUR-FRCPXTOB Index	2.100%	07/25/2021		1,800	(17)	138	121	0
	Pay	1-Month EUR-FRCPXTOB Index	2.108%	10/08/2023		4,300	17	125	142	0
	Receive	3-Month USD-CPURNSA Index	1.825%	11/29/2016	$	1,700	0	0	0	(0)
	Receive	3-Month USD-CPURNSA Index	2.250%	07/15/2017		8,700	20	(230)	0	(210)
	Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022		2,600	18	(71)	0	(53)

BRC	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2021	EUR	3,500	(24)	125	101	0
	Pay	1-Year BRL-CDI	10.910%	01/02/2017	BRL	1,500	2	(13)	0	(11)

CBK	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	500	8	22	30	0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2023		100	1	0	1	0
	Pay	1-Month EUR-FRCPXTOB Index	2.108%	10/08/2023		400	5	8	13	0

DUB	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021		100	2	4	6	0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2023		700	7	3	10	0
	Pay	1-Month EUR-FRCPXTOB Index	2.108%	10/08/2023		500	6	10	16	0
	Pay	1-Year BRL-CDI	10.910%	01/02/2017	BRL	9,700	(5)	(70)	0	(75)
	Receive	3-Month USD-CPURNSA Index	1.728%	12/19/2015	$	5,100	0	0	0	0
	Receive	3-Month USD-CPURNSA Index	1.845%	11/29/2016		4,700	0	(3)	0	(3)
	Receive	3-Month USD-CPURNSA Index	1.825%	11/29/2016		1,200	0	0	0	0
	Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022		1,200	10	(35)	0	(25)
	Receive	3-Month USD-CPURNSA Index	2.560%	05/08/2023		13,100	0	(204)	0	(204)

FBF	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	300	0	18	18	0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2023		200	1	1	2	0

GLM	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021		2,700	30	133	163	0
	Pay	1-Year BRL-CDI	8.150%	01/02/2015	BRL	100	0	(1)	0	(1)
	Pay	1-Year BRL-CDI	8.300%	01/02/2017		10,300	13	(362)	0	(349)
	Pay	1-Year BRL-CDI	10.910%	01/02/2017		15,400	(2)	(117)	0	(119)
	Receive	3-Month USD-CPURNSA Index	2.415%	02/12/2017	$	2,900	0	(75)	0	(75)

JPM	Pay	1-Month EUR-FRCPXTOB Index	2.100%	07/25/2021	EUR	500	(5)	39	34	0
	Pay	1-Year BRL-CDI	7.900%	01/02/2015	BRL	100	0	(1)	0	(1)

MYC	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2023	EUR	500	6	2	8	0
	Pay	1-Year BRL-CDI	8.220%	01/02/2017	BRL	800	(1)	(27)	0	(28)

RYL	Pay	1-Month EUR-FRCPXTOB Index	2.100%	07/25/2021	EUR	500	(5)	38	33	0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2023		100	1	0	1	0

UAG	Pay	1-Year BRL-CDI	10.410%	01/02/2015	BRL	3,300	2	1	3	0
	Pay	1-Year BRL-CDI	8.150%	01/02/2017		13,100	0	(475)	0	(475)
	Pay	1-Year BRL-CDI	10.910%	01/02/2017		7,300	9	(65)	0	(56)

							$101	$(907)	$879	$(1,685)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (5)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Receive	DJUBSTR Index †	164,860	3-Month U.S. Treasury Bill rate plus a specified spread	02/18/2014	$41,934	$(197)	$0	$(197)
	Receive	ENHGD84T Index †	90,983	3-Month U.S. Treasury Bill rate plus a specified spread	02/18/2014	20,890	(98)	0	(98)

CBK	Receive	CVICSTR3 Index †	42,789	3-Month U.S. Treasury Bill rate plus a specified spread	02/18/2014	11,720	(58)	0	(58)

DUB	Receive	DJUBSTR Index †	180,267	3-Month U.S. Treasury Bill rate plus a specified spread	02/18/2014	45,853	(216)	0	(216)

FBF	Receive	DJUBSTR Index †	128,716	3-Month U.S. Treasury Bill rate plus a specified spread	02/18/2014	32,740	(154)	0	(154)

GLM	Receive	ENHGD84T Index †	185,666	3-Month U.S. Treasury Bill rate plus a specified spread	02/18/2014	60,549	(285)	0	(285)

JPM	Receive	DJUBSTR Index †	311,792	3-Month U.S. Treasury Bill rate plus a specified spread	02/18/2014	79,308	(373)	0	(373)
	Receive	JMABNIC0 Index †	5,035	3-Month U.S. Treasury Bill rate plus a specified spread	02/18/2014	3,536	(13)	0	(13)
	Receive	JMABNICP Index †	15,324	3-Month U.S. Treasury Bill rate plus a specified spread	02/18/2014	10,457	(22)	0	(22)

MAC	Receive	DJUBSTR Index †	28,600	3-Month U.S. Treasury Bill rate plus a specified spread	02/18/2014	7,275	(34)	0	(34)

MYC	Receive	DJUBSTR Index †	241,799	3-Month U.S. Treasury Bill rate plus a specified spread	02/18/2014	61,504	(290)	0	(290)
	Receive	MOTT3001 Index †	234,163	3-Month U.S. Treasury Bill rate plus a specified spread	02/18/2014	64,368	(304)	0	(304)
	Receive	MOTT3002 Index †	412,422	3-Month U.S. Treasury Bill rate plus a specified spread	02/18/2014	112,306	(559)	0	(559)

SOG	Receive	DJUBSF3T Index †	58,980	3-Month U.S. Treasury Bill rate plus a specified spread	02/18/2014	32,666	(107)	0	(107)
	Receive	DJUBSTR Index †	149,425	3-Month U.S. Treasury Bill rate plus a specified spread	02/18/2014	38,008	(179)	0	(179)

							$(2,889)	$0	$(2,889)

(5)

Receive represents that the Portfolio receives monthly payments for any positive monthly return on the underlying reference. The Portfolio makes payments for any negative monthly return on such underlying reference. Pay represents that the Portfolio receives monthly payments for any negative monthly return on the underlying reference. The Portfolio makes payments for any positive monthly return on such underlying reference.

VARIANCE SWAPS

Counterparty	Pay/Receive Variance	Reference Entity	Variance Strike Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
CBK	Pay	Natural Gas February Futures †	18.706%	01/28/2014	$31	$0	$1	$1	$0

DUB	Receive	Copper March Futures †	4.840%	03/04/2014	291	0	(8)	0	(8)
	Receive	Copper March Futures †	5.063%	03/04/2014	200	0	(6)	0	(6)
	Pay	Primary Aluminum March Futures †	3.803%	03/04/2014	327	0	6	6	0
	Pay	Primary Aluminum March Futures †	4.000%	03/04/2014	200	0	4	4	0

GST	Pay	Brent Crude February Futures †	3.028%	01/13/2014	290	0	3	3	0
	Pay	GOLDLNPM Index †	5.881%	01/09/2014	370	0	9	9	0
	Pay	GOLDLNPM Index †	5.176%	08/06/2014	670	0	5	5	0
	Pay	GOLDLNPM Index †	6.126%	11/25/2015	170	0	(1)	0	(1)
	Pay	PLTMLNPM Index †	4.840%	01/24/2014	130	0	3	3	0
	Pay	S&P 500 Index †	4.020%	10/17/2014	1,030	0	5	5	0
	Receive	SLVRLND Index †	10.890%	11/25/2015	130	0	2	2	0
	Receive	WTI Crude February Futures †	2.890%	01/15/2014	290	0	(2)	0	(2)

JPM	Pay	GOLDLNPM Index †	7.563%	09/30/2014	570	0	16	16	0
	Pay	Natural Gas February Futures †	17.640%	01/28/2014	63	0	3	3	0

MYC	Pay	GOLDLNPM Index †	4.796%	06/04/2014	230	0	0	0	0
	Pay	GOLDLNPM Index †	4.840%	06/04/2014	680	0	1	1	0
	Pay	GOLDLNPM Index †	5.406%	04/21/2016	910	0	(12)	0	(12)
	Pay	Natural Gas February Futures †	15.210%	01/28/2014	34	0	0	0	0
	Pay	Natural Gas February Futures †	18.276%	01/28/2014	31	0	1	1	0
	Pay	Natural Gas March Futures †	15.603%	02/25/2014	103	0	2	2	0
	Receive	SLVRLND Index †	9.151%	04/21/2016	700	0	17	17	0

						$0	$49	$78	$(29)

Total Swap Agreements						$101	$(3,772)	$1,511	$(5,182)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	21

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2013:

(h)	Securities with an aggregate market value of $1,183 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
PIMCO CommodityRealReturn® Strategy Portfolio
BOA	$151	$0	$73	$224	$(53)	$0	$0	$(53)	$171	$(270)	$(99)
BPS	0	0	367	367	0	(4)	(263)	(267)	100	0	100
BRC	0	0	101	101	(111)	0	(12)	(123)	(22)	0	(22)
CBK	189	0	44	233	(24)	(14)	0	(38)	195	(270)	(75)
DUB	25	164	32	221	0	(25)	(312)	(337)	(116)	299	183
FBF	0	0	20	20	0	0	0	0	20	0	20
GLM	0	0	163	163	0	(25)	(544)	(569)	(406)	454	48
GST	0	0	0	0	0	0	(40)	(40)	(40)	0	(40)
HUS	21	0	0	21	0	0	0	0	21	0	21
JPM	0	0	34	34	0	0	(1)	(1)	33	0	33
MSC	30	0	0	30	(21)	0	0	(21)	9	(140)	(131)
MYC	0	0	8	8	0	0	(28)	(28)	(20)	(19)	(39)
RYL	0	0	34	34	0	(15)	0	(15)	19	0	19
UAG	1	0	3	4	0	0	(531)	(531)	(527)	430	(97)

PIMCO Cayman Commodity Portfolio I, Ltd. (Subsidiary)
BOA	0	0	0	0	0	(2)	(295)	(297)	(297)	(620)	(917)
BPS	0	0	0	0	0	(6)	0	(6)	(6)	0	(6)
CBK	0	0	333	333	(1)	0	(323)	(324)	9	(280)	(271)
DUB	0	0	138	138	0	(1)	(499)	(500)	(362)	(310)	(672)
FBF	0	0	0	0	0	0	(154)	(154)	(154)	(330)	(484)
GLM	0	0	0	0	0	0	(285)	(285)	(285)	(600)	(885)
GST	0	0	121	121	0	(1)	(3)	(4)	117	(260)	(143)
JPM	0	0	19	19	0	0	(408)	(408)	(389)	(620)	(1,009)
MAC	0	0	0	0	0	0	(34)	(34)	(34)	0	(34)
MYC	0	11	21	32	0	(20)	(1,165)	(1,185)	(1,153)	(8,345)	(9,498)
SOG	0	0	0	0	0	0	(285)	(285)	(285)	(480)	(765)

Total Over the Counter	$417	$175	$1,511	$2,103	$(210)	$(113)	$(5,182)	$(5,505)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default . Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk(1) exposure:

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of December 31, 2013:

	Derivatives not accounted for as hedging instruments

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$738	$0	$0	$0	$5	$743
Swap Agreements	0	0	0	0	449	449

	$738	$0	$0	$0	$454	$1,192

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$417	$0	$417
Purchased Options	11	0	0	0	164	175
Swap Agreements	626	0	5	0	880	1,511

	$637	$0	$5	$417	$1,044	$2,103

	$1,375	$0	$5	$417	$1,498	$3,295

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

	Derivatives not accounted for as hedging instruments

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$37	$0	$0	$0	$23	$60
Futures	624	0	0	0	137	761

	$661	$0	$0	$0	$160	$821

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$210	$0	$210
Written Options	30	0	0	0	83	113
Swap Agreements	3,451	45	0	0	1,686	5,182

	$3,481	$45	$0	$210	$1,769	$5,505

	$4,142	$45	$0	$210	$1,929	$6,326

The Effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the Period Ended December 31, 2013:

	Derivatives not accounted for as hedging instruments

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(130)	$0	$0	$0	$(2)	$(132)
Written Options	449	0	0	0	8	457
Futures	(511)	0	0	0	547	36
Swap Agreements	0	(197)	0	0	(934)	(1,131)

	$(192)	$(197)	$0	$0	$(381)	$(770)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(319)	$0	$(319)
Purchased Options	(403)	0	0	48	(7)	(362)
Written Options	371	0	0	74	782	1,227
Swap Agreements	(71,272)	(41)	257	0	(163)	(71,219)

	$(71,304)	$(41)	$257	$(197)	$612	$(70,673)

	$(71,496)	$(238)	$257	$(197)	$231	$(71,443)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$65	$0	$0	$0	$0	$65
Written Options	(28)	0	0	0	(7)	(35)
Futures	(111)	0	0	0	(950)	(1,061)
Swap Agreements	0	0	0	0	2,580	2,580

	$(74)	$0	$0	$0	$1,623	$1,549

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$737	$0	$737
Purchased Options	274	0	0	0	85	359
Written Options	(208)	0	0	0	578	370
Swap Agreements	3,648	(72)	(127)	0	(1,008)	2,441

	$3,714	$(72)	$(127)	$737	$(345)	$3,907

	$3,640	$(72)	$(127)	$737	$1,278	$5,456

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	23

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

December 31, 2013

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$23,154	$0	$23,154
Industrials	0	1,582	0	1,582
Utilities	0	3,736	0	3,736
U.S. Government Agencies	0	12,207	2,208	14,415
U.S. Treasury Obligations	0	556,376	0	556,376
Mortgage-Backed Securities	0	33,422	0	33,422
Asset-Backed Securities	0	31,534	0	31,534
Sovereign Issues	0	37,931	0	37,931
Short-Term Instruments
Repurchase Agreements	0	62,188	0	62,188
Short-Term Notes	0	7,997	0	7,997
U.S. Treasury Bills	0	18,562	0	18,562
	$0	$788,689	$2,208	$790,897

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$289,702	$0	$0	$289,702

Total Investments	$289,702	$788,689	$2,208	$1,080,599

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(6,602)	$0	$(6,602)
U.S. Treasury Obligations	0	(891)	0	(891)
	$0	$(7,493)	$0	$(7,493)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	738	449	0	1,187
Over the counter	0	2,103	0	2,103
	$738	$2,552	$0	$3,290

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(796)	0	0	(796)
Over the counter	0	(5,473)	(32)	(5,505)
	$(796)	$(5,473)	$(32)	$(6,301)

Totals	$289,644	$778,275	$2,176	$1,070,095

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2013:

Category and Subcategory	Beginning Balance at 12/31/2012	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2013 (2)
Investments in Securities, at Value
U.S. Government Agencies	$2,501	$0	$(301)	$0	$0	$8	$0	$0	$2,208	$9
Mortgage-Backed Securities	2,772	0	(732)	4	12	83	0	(2,139)	0	0

	$5,273	$0	$(1,033)	$4	$12	$91	$0	$(2,139)	$2,208	$9

Financial Derivative Instruments - Liabilities
Over the counter	$(28)	$0	$(99)	$0	$0	$95	$0	$0	$(32)	$94

Totals	$5,245	$0	$(1,132)	$4	$12	$186	$0	$(2,139)	$2,176	$103

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
U.S. Government Agencies	$2,208	Third Party Vendor	Broker Quote	100.54-101.04

Financial Derivative Instruments - Liabilities
Over the counter	(32)	Indicative Market Quotation	Broker Quote	0.03-14.99

Total	$2,176

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

†	All or a portion of this security is owned by PIMCO Cayman Commodity Portfolio I, Ltd., which is a 100% owned subsidiary of the Portfolio.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2013

1. ORGANIZATION

The PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Consolidated Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Consolidated Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid and are included in net realized gain or loss on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period and are included in net change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies on the Consolidated Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class

ANNUAL REPORT	DECEMBER 31, 2013	25

Notes to Financial Statements (Cont.)

specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Consolidated Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a Consolidated Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions or short sale transactions, have been determined to be at a level requiring a Consolidated Statement of Cash Flows. The Consolidated Statement of Cash Flows has been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Consolidated Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Consolidated Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

Valuation Committee, or Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of

ANNUAL REPORT	DECEMBER 31, 2013	27

Notes to Financial Statements (Cont.)

significant unobservable inputs, if any, have been included in the Notes to Consolidated Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S.

dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that

ANNUAL REPORT	DECEMBER 31, 2013	29

Notes to Financial Statements (Cont.)

may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises   The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a

government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2013 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
$148,147	$1,236,484	$(1,094,983)	$5	$12	$289,665	$183	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
$0	$200,037	$(200,000)	$0	$0	$37	$37	$0

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates.

ANNUAL REPORT	DECEMBER 31, 2013	31

Notes to Financial Statements (Cont.)

Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Consolidated Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Commodity Futures Contracts  The Portfolio may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise for a Commodity Option will not include physical delivery of the underlying commodity but will rather settle the amount of the difference between the current market value of the underlying futures

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

contract and the strike price directly into the Portfolio’s custody account. For an option that is in-the-money, the Portfolio will normally offset its position rather than exercise the option to retain any remaining time value.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Indices  The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns for the Portfolio or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will rather settle the amount of the difference between the settlement price of the underlier and the strike price directly into the Portfolio’s custody account.

Options on Securities  The Portfolio may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns for the Portfolio or to hedge an existing position or future investment.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Commodity Forward Swap Agreements  The Portfolio may invest in commodity forward swap agreements (“Commodity Forwards”) to gain or mitigate exposure to the underlying reference commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying reference commodity exceeds or falls

ANNUAL REPORT	DECEMBER 31, 2013	33

Notes to Financial Statements (Cont.)

short of the offsetting payment obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2013 for which the Portfolio is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements to gain or mitigate exposure to the underlying reference securities. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance, the

Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements. As mentioned earlier in this report, the U.S. is currently experiencing historically low interest rates. This combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, the fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair the performance of the Portfolio.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in

ANNUAL REPORT	DECEMBER 31, 2013	35

Notes to Financial Statements (Cont.)

financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in Consolidated the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

8. BASIS FOR CONSOLIDATION OF THE PIMCO COMMODITYREALRETURN® STRATEGY PORTFOLIO

PIMCO Cayman Commodity Portfolio I Ltd. (the “Commodity Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of December 31, 2013 of the Commodity Subsidiary to the Portfolio (amounts in thousands).

ANNUAL REPORT	DECEMBER 31, 2013	37

Notes to Financial Statements (Cont.)

Date of Incorporation	07/21/2006
Subscription Agreement	08/01/2006
Portfolio Net Assets	$630,157
Subsidiary % of Portfolio Net Assets	17.7%

Subsidiary Financial Statement Information
Total assets	$121,981
Total liabilities	10,475
Net assets	$111,506
Total income	313
Net investment income (loss)	(530)
Net realized gain (loss)	(64,818)
Net change in unrealized appreciation (depreciation)	(4,331)
Increase (decrease) in net assets resulting from operations	$(69,679)

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.49%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Commodity Subsidiary has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity

38	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver by PIMCO. For the period ended December 31, 2013, the amount was $835,912.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2013, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$35,173	$24,620

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2013, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$428,113	$496,544	$39,949	$125,414

ANNUAL REPORT	DECEMBER 31, 2013	39

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2013		Year Ended 12/31/2012
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	206	$1,332	22	$170
Administrative Class	22,767	145,818	19,674	144,866
Advisor Class	6,020	39,184	5,589	42,406
Issued as reinvestment of distributions
Institutional Class	1	8	1	7
Administrative Class	1,382	9,149	4,867	35,157
Advisor Class	350	2,343	1,162	8,482
Cost of shares redeemed
Institutional Class	(20)	(134)	0	0
Administrative Class	(23,024)	(147,293)	(23,634)	(179,907)
Advisor Class	(3,558)	(23,171)	(4,349)	(32,897)
Net increase resulting from Portfolio share transactions	4,124	$27,236	3,332	$18,284

As of December 31, 2013, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 44% of the Portfolio. One shareholder is a related party to the portfolio and comprises 19% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2013, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2010-2012, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is

40	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2013, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$2,035	$—	$252	$(957)	$(15,305)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through December 31, 2013 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2013 through December 31, 2013, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2013, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$—	$—	$—	$—

Under the recently enacted Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2013, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$9,481	$ 5,823

As of December 31, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$1,083,371	$6,805	$(9,577)	$(2,772)

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

ANNUAL REPORT	DECEMBER 31, 2013	41

Notes to Financial Statements (Cont.)

For the fiscal years ended December 31, 2013 and December 31, 2012, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2013	$11,370	$130	$—
12/31/2012	$41,098	$2,547	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

42	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO CommodityRealReturn® Strategy Portfolio:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations, of changes in net assets and of cash flows and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO CommodityRealReturn® Strategy Portfolio and its wholly owned subsidiary (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2013, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2014

ANNUAL REPORT	DECEMBER 31, 2013	43

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FOB	Credit Suisse Securities (USA) LLC	MYC	Morgan Stanley Capital Services, Inc.
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RYL	Royal Bank of Scotland Group PLC
BOS	Banc of America Securities LLC	GST	Goldman Sachs International	SGY	Societe Generale, New York
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	JPS	JPMorgan Securities, Inc.	TDM	TD Securities (USA) LLC
DUB	Deutsche Bank AG	MAC	Macquarie Bank Limited	UAG	UBS AG Stamford
FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	MXN	Mexican Peso
BRL	Brazilian Real	GBP	British Pound	USD (or $)	United States Dollar
CAD	Canadian Dollar	JPY	Japanese Yen	ZAR	South African Rand

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	NYMEX	New York Mercantile Exchange	OTC	Over-the-Counter
COMEX	Commodity Exchange, Inc.

Index Abbreviations:
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	GOLDLNPM	London Gold Market Fixing Ltd. PM	MOTT3001	Modified Pre-Roll Dow Jones-UBS Commodity IndexSM Total Return
CVICSTR3	Dow Jones-UBS Customized Post Roll Index	HSFOCO CAL14	2014 High Sulfur Fuel Oil-Brent Spread Calendar Swap	MOTT3002	Modified Post-Roll Dow Jones-UBS Commodity IndexSM Total Return
DJUBSF3T	Dow Jones-UBS 3-Month Forward Total Return Commodity	JETNWE CAL14	2014 Calendar NWE CIF Jet Fuel	NGCAL19	Natural Gas Calendar 2019
DJUBSTR	Dow Jones-UBS Commodity Index Total Return	JMABNIC0	JPMorgan Nic 0 Custom Index	PLTMLNPM	London Platinum & Palladium Market PM Fix
ENHGD84T	Dow Jones-AIG E84 Total Return	JMABNICP	JPMorgan Nic P Custom Index	SLVRLND	London Silver Market Fixing Ltd.
FRCPXTOB	France Consumer Price ex-Tobacco Index	LLSBRT CAL14	2014 lis-Brent Spread Calendar Swap	ULSDNWE CAL14	2014 Calendar Ultra-Low Sulfur Diesel NWE
GOCO CAL14	2014 Gasoil Crack Calendar Swap

Other Abbreviations:
CDI	Brazil Interbank Deposit Rate	NCUA	National Credit Union Administration	WTI	West Texas Intermediate
CLO	Collateralized Loan Obligation	oz.	Ounce	YOY	Year-Over-Year
LIBOR	London Interbank Offered Rate	RBOB	Reformulated Blendstock for Oxygenate Blending

44	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2013	45

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	172	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian* (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Vice President	11/2013 to Present Treasurer 08/1997 to 11/2013	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

* Effective February 3, 2014, Dr. El-Erian no longer serves as a Senior Vice President of the Trust.

ANNUAL REPORT	DECEMBER 31, 2013	47

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

48	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 12-13, 2013, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2014. The Board also considered and approved for an additional one-year term through August 31, 2014, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2014.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreement are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust and the independent Trustees.

The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 12-13, 2013 meeting. The independent Trustees also met with counsel to the Trust and the independent Trustees on August 2, 2013 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

ANNUAL REPORT	DECEMBER 31, 2013	49

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2012, including, but not limited to, undertaking significant technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2013. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2013 and other performance data, as available, for the periods ended June 30, 2013 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2013 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 12-13, 2013 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2013.

50	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Board noted that, for periods ending May 31, 2013, the Administrative Class of 71%, 92% and 100% of the Portfolios outperformed their Lipper category median in the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 86% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2013 (based on the performance of the Administrative Class). The Board also noted that ten of 13 Portfolios, representing 93% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2013, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $23 billion as of May 31, 2013.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expense ratios in their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the size of the assets under management with PIMCO, the manner in which similar portfolios may be managed, different requirements with

ANNUAL REPORT	DECEMBER 31, 2013	51

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to

52	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively; had been reduced for some Portfolios over time; had been held steady for most Portfolios as assets grew, or declined in the case of some Portfolios; and continued to be competitive compared with peers. The Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. The Trustees noted that the benefits of the unified fee were apparent during the recent financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC supported the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and in return for the fees paid to RALLC by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2013	53

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT09AR_123113

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2013

PIMCO CommodityRealReturn® Strategy Portfolio

Share Class

■	Institutional

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	7
Financial Highlights	8
Consolidated Statement of Assets and Liabilities	9
Consolidated Statement of Operations	10
Consolidated Statements of Changes in Net Assets	11
Consolidated Statement of Cash Flows	12
Consolidated Schedule of Investments	13
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	43
Glossary	44
Federal Income Tax Information	45
Management of the Trust	46
Privacy Policy	48
Approval of the Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	49

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2013. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

The past twelve months were marked by ongoing periods of heightened bond market volatility brought on by uncertainty around central bank monetary and fiscal policy, geopolitical concerns, and a slower than hoped for rebound in the global economy. Following a particularly bumpy third quarter, however, all financial markets completed the year along a relatively smoother path. Federal Reserve (“Fed”) Chairman Ben Bernanke laid the groundwork in September, when he clarified the Fed’s commitment to maintain its quantitative easing (“QE”) bond purchase program of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero-bound range. The nomination of Janet Yellen to the Chairmanship further helped to reassure investors that the Fed would be committed to the continuation of their accommodative policies.

As investors were made particularly aware, beginning in mid-May conditions in financial markets deteriorated rapidly as markets reacted to signals by the Fed that it might begin to slow the pace of its asset purchases. This shift in tone fueled a broad-based sell-off within fixed income assets throughout the summer, undermining market liquidity and sending yields higher across the risk spectrum.

By mid-September, however, the Fed announced its intent to delay any tapering until more convincing indicators of economic growth become apparent and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore higher) and a rally across most equity markets. The Fed also maintained the Federal Funds Rate within a narrow range of zero to 25 basis points. Into October, investors were once again kept on edge by the uncertain fiscal policy and political landscape—namely the partial shutdown of the U.S. government that began during the first week of October, the ongoing debt ceiling negotiations between the White House and Congress, and confirmation proceedings for the next Fed Chairman. Investors were relieved by the last-minute deal announced on October 17 that reached an agreement to reopen the U.S. government and raise the debt ceiling.

In November, relative calm prevailed across most fixed income markets, and equity markets continued to rally. The European Central Bank (“ECB”) reduced their main policy rate (or the interest rate at which it lends money to banks) by 25 basis points to 0.25%, likely due to their concern over lower than expected inflation and a weak global growth outlook. The Bank of England (“BOE”) unanimously voted to leave its main policy rate unchanged amid a pickup in economic growth and expectations that this would lead to an eventual decline in the U.K. unemployment rate.

Towards the latter part of December, the Fed announced that beginning in January 2014 it intends to gradually exit its bond-buying program, by reducing it from $85 billion to $75 billion spread equally across mortgage and U.S. Treasury purchases. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee (“FOMC”) provided even greater assurances that the policy rate would remain near a zero-bound range until signs of sustainable growth are more broadly evident in the U.S. economy. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

U.S. Treasuries underperformed most other developed sovereign bond markets on a hedged basis as investors reacted to the various Fed announcements regarding the tapering of their QE bond purchase program. In particular, U.S. Treasury yields rose to their highest level in late December as investors reacted to the Fed’s announcement that it would begin the reduction of its asset purchases starting in January 2014. This decision was made on the back of improving economic data, which included a lower unemployment rate, respectable monthly job reports, and improving housing fundamentals. The benchmark ten-year U.S. Treasury note yielded 3.03% at the end of the reporting period, as compared to 1.76% on December 31, 2012. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 2.02% for the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 8.61% over the period, underperforming nominal U.S. Treasuries. U.S. TIPS sold off, particularly during the second quarter of the reporting period, as the market began to price in the inevitable Fed tapering decision, which was officially announced in December. The decision by the Fed to initiate the tapering of asset purchases was validated via stronger jobs and GDP data, with continual weaker inflation data adding further pressure to U.S. TIPS valuations towards the latter part of the period. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 9.52% over the period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries even with the Fed’s announcement that it would begin to reduce its asset purchases in January 2014. The announcement, however, did lead to differentiated performance among coupons, with lower coupons underperforming, as these bonds have been the largest beneficiaries of Fed purchases. Prices for non-Agency mortgages rose on limited outstanding supply, improving risk appetite and ongoing signs of recovery in the housing sector. Commercial MBS also outperformed amid strong investor demand and a continued rebound in property valuations.

■

The U.S. investment grade credit market, as measured by the Barclays U.S. Credit Index, declined 2.01% for the period, but outperformed like-duration U.S. Treasuries as spreads tightened, ending the year at the lowest level since the global financial crisis began. This positive performance was supported by improving global growth fundamentals and continued easy monetary policy. The high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 7.42% for the period. The sector was one of the best-performing fixed income sectors, benefiting from relatively sound fundamentals and investor demand for higher yielding assets with lower interest rate sensitivity.

■

Emerging markets (“EM”) external debt underperformed U.S. Treasuries during the year and was impacted by the second quarter sell-off. Country-specific stories and the risk-on market sentiment following the Fed tapering announcement supported lower spreads in the fourth quarter, particularly in December. EM local assets particularly underperformed U.S. Treasuries during the period, as weaker EM currencies and increases in local yields weighed on overall returns.

■

Developed market equities posted strong performance in 2013, despite a period marked by considerable volatility and uncertainty around central bank policy. U.S. equities, as measured by the S&P 500 Index, returned 32.39%. Global equities, as represented by the MSCI All Country World Index Net USD and MSCI World Index, returned 22.80% and 26.68%, respectively. Emerging market equities (“EM”), as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.60%. EM equities underperformed developed market equities due to declining earnings growth and rising interest rates in the U.S. which placed pressure on local EM currencies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2014

ANNUAL REPORT	DECEMBER 31, 2013	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, tax risk, subsidiary risk, operational risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments as part of an investment strategy, as described below, or for hedging purposes. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Portfolio is intended for long-term investors and an investment in the Portfolio should be no more than a small part of a typical diversified portfolio. The Portfolio’s share price is expected to be more volatile than that of other funds.

4	PIMCO VARIABLE INSURANCE TRUST

The Portfolio will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the PIMCO Cayman Commodity Portfolio I Ltd. (the “Subsidiary”), a wholly-owned subsidiary (as discussed below). The Portfolio may also invest in commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodity futures contracts, or a subset of commodities or commodity futures contracts. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the notes. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investments. These notes expose the Portfolio economically to movements in commodity prices. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at maturity of the note, the Portfolio may receive more or less principal than it originally invested. The Portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments. The Portfolio may also gain exposure to the commodity markets indirectly by investing in its Subsidiary, which will primarily invest in different commodity-linked derivative instruments than the Portfolio, including swap agreements, commodity options, futures and options on futures.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Return chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2013 to December 31, 2013.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

ANNUAL REPORT	DECEMBER 31, 2013	5

Important Information About the Portfolio (Cont.)

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO CommodityRealReturn® Strategy Portfolio

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	51.5%
Short-Term Instruments	35.0%
Sovereign Issues	3.5%
Mortgage-Backed Securities	3.1%
Asset-Backed Securities	2.9%
Other	4.0%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	1 Year	Class Inception (04/30/2012)
PIMCO CommodityRealReturn® Strategy Portfolio Institutional Class	-14.55%	-8.03%
Dow Jones-UBS Commodity Index Total Return±	-9.52%	-6.67%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 0.99% for Institutional Class shares.

± Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/13)	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,011.90	$1,021.07
Expenses Paid During Period†	$4.16	$4.18
Net Annualized Expense Ratio††	0.82%	0.82%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 9 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO CommodityRealReturn® Strategy Portfolio seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments, such as bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities. Commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures, provide exposure to the investment returns of the commodities markets without investing directly in physical commodities.

»	Exposure to commodities, which declined in value during the reporting period, detracted from absolute returns.

»

The Portfolio’s construction, which uses U.S. Treasury Inflation-Protected Securities (“TIPS”) as collateral, detracted from relative performance as U.S. TIPS underperformed the assumed U.S. Treasury Bill collateral rate embedded in the Dow Jones-UBS Commodity Index Total Return.

»

Active commodity strategies designed to combat the effects of contango, by holding futures contracts further out on the commodities futures curves, benefited relative performance as the deferred contract exposure indexes held within the Portfolio outperformed the Dow Jones-UBS Commodity Index Total Return, which implies front-month futures contracts.

»	An overweight to Australian real duration (or sensitivity to changes in real interest rates) detracted from relative performance as Australian real yields increased during the reporting period.

»	Short exposure to inflation-linked bonds (“ILBs”) in France benefited relative performance as the inflation rate in France fell during the reporting period.

»	Tactical exposure to U.K. ILBs at the beginning of the reporting period benefited relative performance as UK real yields fell.

ANNUAL REPORT	DECEMBER 31, 2013	7

Financial Highlights PIMCO CommodityRealReturn® Strategy Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2013	04/30/2012-12/31/2012

Institutional Class
Net asset value beginning of year or period	$7.10	$7.40
Net investment income (a)	0.06	0.14
Net realized/unrealized (loss)	(1.08)	(0.01)
Total income (loss) from investment operations	(1.02)	0.13
Dividends from net investment income	(0.12)	(0.18)
Distributions from net realized capital gains	0.00	(0.25)
Total distributions	(0.12)	(0.43)
Net asset value end of year or period	$5.96	$7.10
Total return	(14.55)%	1.75%
Net assets end of year or period (000s)	$1,252	$166
Ratio of expenses to average net assets	0.82%	0.85	%*
Ratio of expenses to average net assets excluding waivers	0.94%	0.99	%*
Ratio of expenses to average net assets excluding interest expense	0.74%	0.74	%*
Ratio of expenses to average net assets excluding interest expense and waivers	0.86%	0.88	%*
Ratio of net investment income to average net assets	0.92%	2.92	%*
Portfolio turnover rate	57%**	77	%**

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Assets and Liabilities PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2013

Assets:
Investments, at value
Investments in securities*	$790,897
Investments in Affiliates	289,702
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,192
Over the counter	2,103
Cash	1
Deposits with counterparty	1,779
Foreign currency, at value	1,166
Receivable for investments sold	64,995
Receivable for Portfolio shares sold	10,416
Interest and dividends receivable	2,766
Dividends receivable from Affiliates	44
Reimbursement receivable from PIMCO	58
1,165,119

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$511,192
Payable for short sales	7,493
Financial Derivative Instruments
Exchange-traded or centrally cleared	821
Over the counter	5,505
Payable for investments purchased	2,546
Payable for investments in Affiliates purchased	44
Deposits from counterparty	6,429
Payable for Portfolio shares redeemed	351
Accrued investment advisory fees	306
Accrued supervisory and administrative fees	151
Accrued distribution fees	30
Accrued servicing fees	61
Other liabilities	33
534,962

Net Assets	$630,157

Net Assets Consist of:
Paid in capital	$644,132
Undistributed net investment income	4,017
Accumulated undistributed net realized (loss)	(14,714)
Net unrealized (depreciation)	(3,278)
$630,157

Net Assets:
Institutional Class	$1,252
Administrative Class	487,230
Advisor Class	141,675

Shares Issued and Outstanding:
Institutional Class	210
Administrative Class	81,435
Advisor Class	23,417

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$5.96
Administrative Class	5.98
Advisor Class	6.05

Cost of Investments in Securities	$793,505
Cost of Investments in Affiliates	$289,719
Cost of Foreign Currency Held	$1,171
Proceeds Received on Short Sales	$7,452
Cost or Premiums of Financial Derivative Instruments, net	$(736)

* Includes repurchase agreements of:	$62,188

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	9

Consolidated Statement of Operations PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands)	Year Ended December 31, 2013

Investment Income:
Interest	$10,022
Dividends from Investments in Affiliates	220
Total Income	10,242

Expenses:
Investment advisory fees	3,904
Supervisory and administrative fees	1,931
Servicing fees - Administrative Class	797
Distribution and/or servicing fees - Advisor Class	359
Trustees’ fees	13
Interest expense	567
Total Expenses	7,571
Waiver and/or Reimbursement by PIMCO	(836)
Net Expenses	6,735

Net Investment Income	3,507

Net Realized Gain (Loss):
Investments in securities	(10,364)
Investments in Affiliates	5
Exchange-traded or centrally cleared financial derivative instruments	(770)
Over the counter financial derivative instruments	(70,673)
Foreign currency	(188)
Net Realized (Loss)	(81,990)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(33,793)
Investments in Affiliates	12
Exchange-traded or centrally cleared financial derivative instruments	1,549
Over the counter financial derivative instruments	3,907
Foreign currency assets and liabilities	5
Net Change in Unrealized (Depreciation)	(28,320)
Net (Loss)	(110,310)

Net (Decrease) in Net Assets Resulting from Operations	$(106,803)

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands)	Year Ended December 31, 2013	Year Ended December 31, 2012

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$3,507	$14,241
Net realized gain (loss)	(81,990)	5,951
Net change in unrealized appreciation (depreciation)	(28,320)	22,332
Net increase (decrease) resulting from operations	(106,803)	42,524

Distributions to Shareholders:
From net investment income
Institutional Class	(8)	(2)
Administrative Class	(9,149)	(16,415)
Advisor Class	(2,343)	(3,544)
From net realized capital gains
Institutional Class	0	(5)
Administrative Class	0	(18,742)
Advisor Class	0	(4,939)

Total Distributions	(11,500)	(43,647)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	27,236	18,284
Net increase (decrease) in capital	(91,067)	17,161

Net Assets:
Beginning of year	721,224	704,063
End of year*	$630,157	$721,224

* Including undistributed net investment income of:	$4,017	$14,171

**	See note 13 in the Notes to Financial Statements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	11

Consolidated Statement of Cash Flows PIMCO CommodityRealReturn® Strategy Portfolio

Year Ended December 31, 2013
(Amounts in thousands)	PIMCO CommodityRealReturn® Strategy Portfolio

Cash flows provided by operating activities:

Net (decrease) in net assets resulting from operations	$(106,803)

Adjustments to reconcile net (decrease) in net assets from operations to net cash provided by operating activities:
Purchases of long-term securities	(472,980)
Proceeds from sales of long-term securities	638,642
Proceeds from sales of short-term portfolio investments, net	(32,530)
(Increase) in deposits with counterparty	(1,685)
Decrease in receivable for investments sold	2,318
Decrease in interest and dividends receivable	810
Decrease in reimbursement receivable from PIMCO	28
Decrease in exchange-traded or centrally cleared derivatives	736
(Increase) in over the counter derivatives	(71,084)
(Decrease) in payable for investments purchased	(3,966)
Increase in deposits from counterparty	5,794
(Decrease) in accrued investment advisory fees	(41)
(Decrease) in accrued supervisory and administrative fees	(20)
(Decrease) in accrued distribution fee	(1)
(Decrease) in accrued servicing fee	(8)
Payments on short sales transactions, net	(5,574)
Payments on currency transactions	(185)
Net Realized (Gain) Loss
Investments in securities	10,364
Investments in Affiliates	(5)
Exchange-traded or centrally cleared financial derivative instruments	770
Over the counter financial derivative instruments	70,673
Foreign currency	188
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	33,793
Investments in Affiliates	(12)
Exchange-traded or centrally cleared financial derivative instruments	(1,549)
Over the counter financial derivative instruments	(3,907)
Foreign currency assets and liabilities	(5)
Net amortization (accretion) on investments	6,714
Net cash provided by operating activities	70,475

Cash flows (used for) financing activities:
Proceeds from shares sold	188,221
Payments on shares redeemed	(170,447)
Cash dividend paid*	0
(Decrease) in overdraft due to custodian	(19)
Proceeds from reverse repurchase agreements	507,989
Payments on reverse repurchase agreements	(507,989)
Proceeds from sale-buyback transactions	3,010,042
Payments on sale-buyback transactions	(3,097,187)
Proceeds from deposits from counterparty	3,122
Payments on deposits from counterparty	(3,122)
Net cash (used for) financing activities	(69,390)

Net Increase in Cash and Foreign Currency	1,085

Cash and Foreign Currency:
Beginning of year	82
End of year	$1,167

* Reinvestment of dividends	$11,500

Supplemental disclosure of cash flow information:
Interest expense paid during the year	$823

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio

December 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 125.5%

CORPORATE BONDS & NOTES 4.5%

BANKING & FINANCE 3.7%
Achmea Hypotheekbank NV
3.200% due 11/03/2014		$730	$747
Ally Financial, Inc.
3.645% due 06/20/2014		3,100	3,154
ANZ New Zealand International Ltd.
0.678% due 08/19/2014		1,000	1,002
Commonwealth Bank of Australia
0.524% due 09/17/2014		15,800	15,835
Eksportfinans ASA
2.375% due 05/25/2016		800	789
Turkiye Garanti Bankasi A/S
2.742% due 04/20/2016		100	97
Westpac Banking Corp.
3.585% due 08/14/2014		1,500	1,530

			23,154

INDUSTRIALS 0.2%
Cardinal Health, Inc.
6.000% due 06/15/2017		400	448
RPM International, Inc.
6.500% due 02/15/2018		1,000	1,134

			1,582

UTILITIES 0.6%
Tokyo Electric Power Co., Inc.
4.500% due 03/24/2014	EUR	2,700	3,736

Total Corporate Bonds & Notes (Cost $27,912)			28,472

U.S. GOVERNMENT AGENCIES 2.3%
Fannie Mae
0.515% due 05/25/2042		$8	8
0.845% due 02/25/2041		1,208	1,211
1.344% due 10/01/2044		10	10
2.369% due 05/25/2035		78	81
2.485% due 11/01/2034		59	63
5.083% due 07/01/2035		49	53
5.208% due 11/01/2035		62	64
5.291% due 01/01/2036		208	224
Freddie Mac
0.397% due 02/15/2019		293	293
0.425% due 08/25/2031		2	2
0.617% due 08/15/2033 - 09/15/2042		3,498	3,477
1.342% due 02/25/2045		112	114
2.087% due 07/01/2036 †		290	307
2.141% due 09/01/2036 †		295	312
2.245% due 10/01/2036 †		172	184
2.368% due 01/01/2034		10	11
2.500% due 10/02/2019 (f)		3,700	3,726
Ginnie Mae
0.467% due 03/20/2037		1,523	1,528
NCUA Guaranteed Notes
0.619% due 10/07/2020		829	834
0.729% due 12/08/2020		1,360	1,374
Small Business Administration
5.510% due 11/01/2027		491	539

Total U.S. Government Agencies (Cost $14,342)			14,415

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 88.3%
U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2016 (d)	$78,102	$80,249
0.125% due 04/15/2017 (d)	7,400	7,611
0.125% due 04/15/2018 (d)	71,107	72,551
0.125% due 01/15/2022 (d)	20,629	19,822
0.125% due 01/15/2023 (d)	2,023	1,910
0.375% due 07/15/2023 (d)	12,139	11,701
0.500% due 04/15/2015 (d)(f)(h)	23,700	24,240
0.625% due 07/15/2021 (d)	69,762	70,822
1.125% due 01/15/2021 (d)	22,998	24,170
1.250% due 04/15/2014 †(f)	27,589	27,784
1.250% due 07/15/2020 (d)	52,667	56,358
1.375% due 01/15/2020 (d)	5,997	6,442
1.625% due 01/15/2015 (d)(f)(h)	20,296	20,922
1.750% due 01/15/2028 (d)	1,003	1,073
1.875% due 07/15/2019 (d)	26,183	29,113
2.000% due 07/15/2014 (d)(f)(h)	9,661	9,880
2.000% due 01/15/2016	13,821	14,740
2.000% due 01/15/2016 †	12,944	13,805
2.000% due 01/15/2026 (d)	1,176	1,303
2.125% due 01/15/2019 (d)	2,283	2,551
2.375% due 01/15/2017	9,493	10,453
2.375% due 01/15/2017 †	11,581	12,752
2.375% due 01/15/2025 (d)	619	712
2.375% due 01/15/2027 (d)	3,572	4,115
2.625% due 07/15/2017 †(f)	16,903	19,025
3.875% due 04/15/2029 †	142	195
U.S. Treasury Notes
0.250% due 01/31/2015 †	2,100	2,102
1.000% due 01/15/2014 †	209	209
2.750% due 11/15/2023	10,000	9,766

Total U.S. Treasury Obligations (Cost $562,643)		556,376

MORTGAGE-BACKED SECURITIES 5.3%
American General Mortgage Loan Trust
5.150% due 03/25/2058	274	277
Banc of America Commercial Mortgage Trust
0.340% due 06/10/2049	11	11
5.649% due 06/10/2049	11	11
Banc of America Mortgage Trust
2.794% due 06/25/2035	221	208
4.442% due 11/25/2034	113	111
Banc of America Re-REMIC Trust
5.611% due 06/24/2050	300	329
BCAP LLC Trust
5.222% due 03/26/2037	550	508
5.250% due 08/26/2037	1,607	1,631
Bear Stearns Adjustable Rate Mortgage Trust
2.210% due 08/25/2035	41	41
2.600% due 03/25/2035	134	135
2.686% due 01/25/2035	493	480
2.767% due 03/25/2035	152	148
2.793% due 03/25/2035	34	34
2.848% due 01/25/2035	557	553
Citigroup Mortgage Loan Trust, Inc.
2.200% due 09/25/2035	85	84
2.290% due 09/25/2035	96	94
2.510% due 10/25/2035	792	776
2.845% due 09/25/2037 ^	711	588
Countrywide Alternative Loan Trust
0.335% due 05/25/2047	2,527	2,165
0.362% due 12/20/2046	2,202	1,575
6.000% due 02/25/2037 ^	319	233
Countrywide Home Loan Mortgage Pass-Through Trust
2.645% due 11/19/2033	6	6
2.826% due 08/25/2034	60	53

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse Mortgage Capital Certificates
0.397% due 10/15/2021		$1,391	$1,388
5.383% due 02/15/2040		386	414
5.467% due 09/18/2039		912	993
DBUBS Mortgage Trust
3.386% due 07/10/2044		5,800	6,054
First Horizon Alternative Mortgage Securities
2.207% due 06/25/2034		25	24
Granite Mortgages PLC
0.904% due 09/20/2044	GBP	220	361
Greenpoint Mortgage Funding Trust
0.435% due 11/25/2045		$13	10
GS Mortgage Securities Trust
3.849% due 12/10/2043		3,321	3,504
GSR Mortgage Loan Trust
2.765% due 01/25/2035		127	127
HarborView Mortgage Loan Trust
0.406% due 03/19/2036		74	55
Holmes Master Issuer PLC
1.577% due 10/15/2054	EUR	2,331	3,221
IndyMac Mortgage Loan Trust
2.695% due 11/25/2035 ^		$279	246
JPMorgan Chase Commercial Mortgage Securities Trust
4.654% due 01/12/2037		66	66
JPMorgan Mortgage Trust
2.756% due 08/25/2035		137	138
2.774% due 07/25/2035		103	103
3.554% due 02/25/2035		229	230
LB-UBS Commercial Mortgage Trust
5.866% due 09/15/2045		152	169
MASTR Adjustable Rate Mortgages Trust
2.623% due 11/21/2034		81	83
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.907% due 09/15/2030		272	266
Merrill Lynch Mortgage Investors Trust
1.596% due 10/25/2035		287	279
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049		100	111
Morgan Stanley Capital Trust
5.910% due 06/11/2049		25	28
Morgan Stanley Mortgage Loan Trust
5.500% due 08/25/2035		294	296
Permanent Master Issuer PLC
1.527% due 07/15/2042	EUR	400	551
Residential Accredit Loans, Inc. Trust
1.503% due 09/25/2045		$223	180
Royal Bank of Scotland Capital Funding Trust
6.007% due 12/16/2049		600	656
Sequoia Mortgage Trust
0.367% due 07/20/2036		567	514
Structured Adjustable Rate Mortgage Loan Trust
1.534% due 01/25/2035		22	17
2.906% due 02/25/2034		34	34
5.500% due 12/25/2034		153	149
Structured Asset Mortgage Investments Trust
0.826% due 10/19/2034		32	31
Vornado DP LLC Trust
4.004% due 09/13/2028		1,500	1,568
Wachovia Bank Commercial Mortgage Trust
0.247% due 06/15/2020		200	199
5.088% due 08/15/2041		218	221
WaMu Mortgage Pass-Through Certificates
0.909% due 05/25/2047		355	309
2.482% due 12/25/2035		290	268
5.158% due 08/25/2035		69	67

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	13

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo Mortgage-Backed Securities Trust
2.498% due 06/25/2033		$128	$128
2.619% due 03/25/2036		319	313

Total Mortgage-Backed Securities (Cost $31,767)			33,422

ASSET-BACKED SECURITIES 5.0%
Aquilae CLO PLC
0.572% due 01/17/2023	EUR	563	766
Ares CLO Ltd.
0.469% due 03/12/2018		$237	237
Carrington Mortgage Loan Trust
0.485% due 10/25/2035		39	39
Citibank Omni Master Trust
2.917% due 08/15/2018		6,100	6,193
Commercial Industrial Finance Corp.
0.499% due 03/01/2021		859	849
0.499% due 05/10/2021		4,600	4,500
Countrywide Asset-Backed Certificates
0.345% due 07/25/2036		1,125	1,098
0.415% due 04/25/2036		134	131
4.756% due 04/25/2036		1,066	1,080
Credit-Based Asset Servicing and Securitization LLC
0.285% due 07/25/2037		22	13
First Franklin Mortgage Loan Trust
0.505% due 11/25/2035		3,696	3,589
0.545% due 09/25/2035		1,293	1,285
GSAMP Trust
0.235% due 12/25/2036		78	39
LCM Ltd.
0.476% due 03/21/2019		1,500	1,478
Magi Funding PLC
0.591% due 04/11/2021	EUR	240	326
Morgan Stanley Mortgage Loan Trust
6.000% due 07/25/2047 ^		$167	133
Nelnet Student Loan Trust
0.938% due 07/25/2018		70	70
North Carolina State Education Assistance Authority
0.688% due 10/26/2020		693	693
Penta CLO S.A.
0.551% due 06/04/2024	EUR	1,162	1,540

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SLM Student Loan Trust
0.278% due 04/25/2019		$2,200	$2,173
1.738% due 04/25/2023		3,591	3,703
1.817% due 12/15/2017		18	18
2.350% due 04/15/2039		209	209
Specialty Underwriting & Residential Finance Trust
0.225% due 01/25/2038		11	11
Structured Asset Securities Corp.
1.669% due 04/25/2035		517	495
Symphony CLO Ltd.
0.481% due 05/15/2019		683	677
Wood Street CLO BV
0.587% due 03/29/2021	EUR	140	189

Total Asset-Backed Securities (Cost $30,346)			31,534

SOVEREIGN ISSUES 6.0%
Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (b)		2,219	3,066
2.100% due 09/15/2016 (b)		2,990	4,245
2.100% due 09/15/2017 (b)		2,551	3,615
2.100% due 09/15/2021 (b)		216	290
3.100% due 09/15/2026 (b)		106	148
New South Wales Treasury Corp. CPI Linked Bond
2.500% due 11/20/2035	AUD	1,200	1,254
2.750% due 11/20/2025		3,700	4,138
Republic of Germany
0.750% due 04/15/2018 (b)	EUR	7,421	10,628
Slovenia Government International Bond
4.700% due 11/01/2016		1,100	1,571
United Kingdom Inflation Linked Gilt
2.500% due 07/26/2016	GBP	1,600	8,976

Total Sovereign Issues (Cost $37,752)			37,931

SHORT-TERM INSTRUMENTS 14.1%

REPURCHASE AGREEMENTS (c) 9.9%
			62,188

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 1.3%
Federal Home Loan Bank
0.104% due 05/07/2014 †	$3,900	$3,899
Freddie Mac
0.112% due 07/11/2014 †	2,900	2,899
0.122% due 07/01/2014 †	1,200	1,199

		7,997

U.S. TREASURY BILLS 2.9%
0.104% due 01/02/2014 - 12/11/2014 †(a)(d)(f)(h)	18,570	18,562

Total Short-Term Instruments (Cost $88,743)		88,747

Total Investments in Securities (Cost $793,505)		790,897

	SHARES
INVESTMENTS IN AFFILIATES 46.0%

SHORT-TERM INSTRUMENTS 46.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 46.0%
PIMCO Short-Term Floating NAV Portfolio	28,952,011	289,665
PIMCO Short-Term Floating NAV Portfolio III	3,677	37

Total Short-Term Instruments (Cost $289,719)		289,702

Total Investments in Affiliates (Cost $289,719)		289,702

Total Investments 171.5% (Cost $1,083,224)		$1,080,599

Financial Derivative Instruments (e)(g) (0.5%) (Cost or Premiums, net $(736))		(3,031)

Other Assets and Liabilities, net (71.0%)		(447,411)

Net Assets 100.0%		$630,157

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.010%†	12/31/2013	01/02/2014	$9,000	U.S. Treasury Notes 0.625% due 08/31/2017	$(3,059)	$9,000	$9,000
					U.S. Treasury Notes 2.375% due 12/31/2020	(6,121)
BOS	0.010%†	12/31/2013	01/02/2014	1,100	U.S. Treasury Notes 0.375% due 01/15/2016	(716)	1,100	1,100
					U.S. Treasury Notes 0.375% due 01/15/2016	(410)
FOB	0.010%	12/31/2013	01/02/2014	20,800	U.S. Treasury Notes 1.000% due 08/31/2016	(21,256)	20,800	20,800
JPS	0.030%	12/31/2013	01/02/2014	5,400	U.S. Treasury Notes 2.500% due 03/31/2015	(5,512)	5,400	5,400
	0.050%†	12/31/2013	01/02/2014	4,000	Freddie Mac 2.205% due 12/05/2022	(2,060)	4,000	4,000
					Freddie Mac 2.255% due 12/05/2022	(2,055)

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
MSC	0.020% †	12/31/2013	01/02/2014	$21,600	U.S. Treasury Notes 2.125% due 08/31/2020	$(7,648)	$21,600	$21,600
					U.S. Treasury Notes 2.125% due 08/31/2020	(14,378)
SSB	0.000% †	12/31/2013	01/02/2014	288	Freddie Mac 2.080% due 10/17/2022	(298)	288	288

Total Repurchase Agreements						$(63,513)	$62,188	$62,188

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
MSC	0.170%	12/05/2013	01/08/2014	$(94,808)	$(94,776)
TDM	0.140%	11/06/2013	01/06/2014	(48,440)	(48,444)
	0.180%	12/09/2013	01/07/2014	(356,863)	(356,786)
	0.190%	12/12/2013	01/10/2014	(11,187)	(11,186)

Total Sale-Buyback Transactions					$(511,192)

(2)

As of December 31, 2013, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended December 31, 2013 was $306,922 at a weighted average interest rate of 0.180%.

(3)	Payable for sale-buyback transactions includes $(186) of deferred price drop on sale-buyback transactions.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales (4)
Fannie Mae	5.500%	01/01/2044	$6,000	$(6,559)	$(6,602)
U.S. Treasury Inflation Protected Securities	0.125%	01/15/2022	929	(893)	(891)

Total Short Sales				$(7,452)	$(7,493)

(4)	Market value includes $1 of interest payable for short sales.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2013:

(d)	Securities with an aggregate market value of $509,209 have been pledged as collateral under the terms of the following master agreements as of December 31, 2013.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (5)
PIMCO CommodityRealReturn® Strategy Portfolio Global/Master Repurchase Agreement
BCY	$6,000	$0	$0	$0	$6,000	$(6,121)	$(121)
BOS	700	0	0	0	700	(716)	(16)
FOB	20,800	0	0	0	20,800	(21,256)	(456)
JPS	7,400	0	0	0	7,400	(7,572)	(172)
MSC	7,500	0	0	0	7,500	(7,648)	(148)
SSB	154	0	0	0	154	(158)	(4)

Master Securities Forward Transaction Agreement
BCY	0	0	0	(6,602)	(6,602)	0	(6,602)
MSC	0	0	(94,776)	0	(94,776)	94,690	(86)
SGY	0	0	0	(891)	(891)	0	(891)
TDM	0	0	(416,416)	0	(416,416)	414,518	(1,898)

PIMCO Cayman Commodity Portfolio I, Ltd. (Subsidiary) Global/Master Repurchase Agreement
BCY	3,000	0	0	0	3,000	(3,059)	(59)
BOS	400	0	0	0	400	(410)	(10)
JPS	2,000	0	0	0	2,000	(2,055)	(55)
MSC	14,100	0	0	0	14,100	(14,378)	(278)
SSB	134	0	0	0	134	(140)	(6)

Total Borrowings and Other Financing Transactions	$62,188	$0	$(511,192)	$(7,493)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	15

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - COMEX Gold 100 oz. February Futures †	$1,175.000	01/28/2014	7	$(7)	$(11)
Call - COMEX Gold 100 oz. February Futures †	1,260.000	01/28/2014	7	(5)	(4)
Put - NYMEX WTI Brent Crude Spread December Futures †	1.000	01/15/2014	1	(1)	0
Call - NYMEX WTI Brent Crude Spread December Futures †	1.100	01/15/2014	1	(1)	0
Call - NYMEX WTI Brent Crude Spread December Futures †	7.000	01/15/2014	1	(1)	0
Call - NYMEX WTI Brent Crude Spread December Futures †	8.000	01/15/2014	4	(4)	(1)
Put - NYMEX WTI Brent Crude Spread December Futures †	13.000	01/15/2014	1	(1)	(1)
Put - NYMEX WTI Brent Crude Spread December Futures †	14.000	01/15/2014	4	(4)	(3)
Call - NYMEX WTI Brent Crude Spread December Futures †	(6.000)	05/14/2014	17	(30)	(16)
Put - NYMEX WTI Crude February Futures †	93.000	01/15/2014	2	(1)	0
Call - NYMEX WTI Crude February Futures †	102.000	01/15/2014	4	(1)	(1)

				$(56)	$(37)

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CME 3-Year Mid-Curve on Eurodollar March Futures	$97.375	03/14/2014	47	$(16)	$(23)

Total Written Options				$(72)	$(60)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3.5% Fuel Oil NWE Crack Spread February Futures †	Short	02/2014	1	$(4)	$0	$0
3.5% Fuel Oil NWE Crack Spread January Futures †	Short	01/2014	1	(5)	0	0
3.5% Fuel Oil NWE Crack Spread March Futures †	Short	03/2014	1	(4)	0	0
90-Day Eurodollar December Futures	Long	12/2015	187	(3)	0	(10)
90-Day Eurodollar June Futures	Long	06/2016	33	(22)	0	(2)
90-Day Eurodollar March Futures	Long	03/2016	213	(165)	0	(11)
90-Day Eurodollar March Futures	Long	03/2017	62	3	0	(6)
90-Day Eurodollar September Futures	Long	09/2014	82	29	0	(1)
90-Day Eurodollar September Futures	Long	09/2015	103	1	0	(5)
Brent Crude April Futures †	Long	03/2014	15	23	0	(6)
Brent Crude August Futures †	Short	07/2014	45	(57)	19	0
Brent Crude December Futures †	Short	11/2014	8	(3)	4	0
Brent Crude July Futures †	Short	06/2014	15	(20)	6	0
Brent Crude June Futures †	Long	05/2014	19	(2)	0	(8)
Brent Crude March Futures †	Long	02/2014	3	4	0	(1)
Brent Crude March Futures †	Short	02/2015	19	(90)	11	0
Brent Crude September Futures †	Short	08/2014	38	(66)	17	0
Cotton No.2 March Futures †	Short	03/2014	1	0	0	0
Cotton No.2 May Futures †	Long	05/2014	1	(0)	0	0
Gas Oil Crack Spread Swap February Futures †	Long	02/2014	1	(0)	0	0
Gas Oil Crack Spread Swap January Futures †	Long	01/2014	1	(0)	0	0
Gas Oil Crack Spread Swap March Futures †	Long	03/2014	1	(0)	0	0
Gold 100 oz. February Futures †	Long	02/2014	2	(10)	2	0
Hard Red Spring Wheat March Futures †	Long	03/2014	10	(32)	3	0
Henry Hub Natural Gas April Futures †	Short	03/2014	366	195	498	0
Henry Hub Natural Gas April Futures †	Short	03/2015	26	5	17	0
Henry Hub Natural Gas August Futures †	Long	07/2015	26	4	0	(13)
Henry Hub Natural Gas December Futures †	Long	11/2014	75	(56)	0	(86)
Henry Hub Natural Gas March Futures †	Short	02/2014	11	0	21	0
Henry Hub Natural Gas May Futures †	Long	04/2014	26	4	0	(33)
Henry Hub Natural Gas May Futures †	Long	04/2015	26	(4)	0	(15)
Henry Hub Natural Gas October Futures †	Long	09/2014	276	(236)	0	(343)
Henry Hub Natural Gas October Futures †	Short	09/2015	26	(2)	13	0
Henry Hub Natural Gas Swap April Futures †	Short	03/2014	4	3	2	0
Henry Hub Natural Gas Swap April Futures †	Long	03/2016	15	(5)	0	0
Henry Hub Natural Gas Swap August Futures †	Short	07/2014	4	2	1	0
Henry Hub Natural Gas Swap August Futures †	Long	07/2016	15	(4)	0	0
Henry Hub Natural Gas Swap December Futures †	Short	11/2014	4	1	1	0
Henry Hub Natural Gas Swap December Futures †	Long	11/2016	15	0	0	0

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Henry Hub Natural Gas Swap February Futures †	Short	01/2014	8	$2	$4	$0
Henry Hub Natural Gas Swap February Futures †	Long	01/2016	15	2	0	(2)
Henry Hub Natural Gas Swap January Futures †	Long	12/2015	15	3	0	(2)
Henry Hub Natural Gas Swap July Futures †	Short	06/2014	4	2	1	0
Henry Hub Natural Gas Swap July Futures †	Long	06/2016	15	(4)	0	0
Henry Hub Natural Gas Swap June Futures †	Short	05/2014	4	3	1	0
Henry Hub Natural Gas Swap June Futures †	Long	05/2016	15	(4)	0	0
Henry Hub Natural Gas Swap March Futures †	Short	02/2014	4	2	2	0
Henry Hub Natural Gas Swap March Futures †	Long	02/2016	15	1	0	(1)
Henry Hub Natural Gas Swap May Futures †	Short	04/2014	4	3	1	0
Henry Hub Natural Gas Swap May Futures †	Long	04/2016	15	(5)	0	0
Henry Hub Natural Gas Swap November Futures †	Short	10/2014	4	2	1	0
Henry Hub Natural Gas Swap November Futures †	Long	10/2016	15	(2)	0	0
Henry Hub Natural Gas Swap October Futures †	Short	09/2014	4	2	1	0
Henry Hub Natural Gas Swap October Futures †	Long	09/2016	15	(3)	0	0
Henry Hub Natural Gas Swap September Futures †	Short	08/2014	4	2	1	0
Henry Hub Natural Gas Swap September Futures †	Long	08/2016	15	(4)	0	0
RBOB Gasoline June Futures †	Long	05/2014	6	43	0	(2)
RBOB Gasoline March Futures †	Short	02/2014	3	(10)	0	0
Soybean March Futures †	Short	03/2014	64	100	52	0
Soybean May Futures †	Long	05/2014	51	42	0	(38)
Soybean Meal March Futures †	Short	03/2014	10	15	10	0
Sugar No. 11 May Futures †	Short	04/2014	2	(0)	0	0
U.S. Treasury 5-Year Note March Futures	Long	03/2014	424	(557)	0	(40)
U.S. Treasury 10-Year Note March Futures	Long	03/2014	82	(152)	0	(42)
Wheat July Futures †	Short	07/2014	2	8	0	0
Wheat March Futures †	Short	03/2014	14	42	0	(4)
Wheat September Futures †	Long	09/2014	2	(8)	1	0
White Sugar May Futures †	Long	04/2014	2	0	0	0
WTI Crude December Futures †	Long	11/2014	73	42	0	(24)
WTI Crude December Futures †	Short	11/2015	7	1	0	0
WTI Crude June Futures †	Short	05/2014	85	(60)	47	0
WTI Crude June Futures †	Short	05/2015	12	3	1	0
WTI Crude March Futures †	Long	02/2015	19	(6)	0	(4)
WTI Crude September Futures †	Long	08/2014	83	103	0	(36)
WTI Crude September Futures †	Long	08/2015	14	(10)	0	(1)

Total Futures Contracts				$(918)	$738	$(736)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin (1)
								Asset	Liability
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	$	15,500	$3,373	$2,444	$178	$0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		17,900	1,421	660	228	0
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	1,340,000	(142)	(42)	43	0

						$4,652	$3,062	$449	$0

Total Swap Agreements						$4,652	$3,062	$449	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2013:

(f)	Securities with an aggregate market value of $2,798 and cash of $1,779 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (1)			Market Value	Variation Margin Liability (1)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
PIMCO CommodityRealReturn® Strategy Portfolio (2)	$0	$5	$449	$454	$(23)	$(137)	$0	$(160)
PIMCO Cayman Commodity Portfolio I, Ltd. (Subsidiary) (2)	0	738	0	738	(37)	(624)	0	(661)

Total Exchange-Traded or Centrally Cleared	$0	$743	$449	$1,192	$(60)	$(761)	$0	$(821)

(1)	Unsettled variation margin asset of $5 and liability of $(25) for closed futures is outstanding at period end.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	17

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

(2)

The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received		Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2014			EUR	23,457	$	32,366	$96	$0
	01/2014		$		7,302	AUD	8,239	53	0
	02/2014			AUD	8,239	$	7,288	0	(54)

BRC	03/2014			GBP	5,815		9,514	0	(111)

CBK	01/2014			AUD	8,239		7,519	164	0
	01/2014		$		32,293	EUR	23,457	0	(23)
	02/2014			EUR	23,457	$	32,293	23	0
	03/2014			CAD	738		695	2	0
	03/2014	†	$		422	EUR	306	0	(1)

DUB	01/2014			ZAR	3,561	$	364	25	0

HUS	02/2014			JPY	37,100		374	21	0

MSC	01/2014			BRL	4,784		2,048	20	0
	01/2014		$		2,029	BRL	4,784	0	(1)
	02/2014				2,032		4,784	0	(20)
	03/2014				1,491	MXN	19,694	10	0

UAG	02/2014			EUR	1,574	$	2,168	3	0

Total Forward Foreign Currency Contracts								$417	$(210)

PURCHASED OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description		Strike Price	Expiration Date	Notional Amount	Cost	Market Value
MYC	Call - OTC WTI Crude December Futures †	$	150.000	11/17/2015	$8,200	$517	$11

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.875%	04/14/2014	$	4,200	$213	$164

Total Purchased Options								$730	$175

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description		Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Call - OTC NRCAL 16 Index †	$	4.250	01/29/2014	$6,000	$(4)	$(2)

MAC	Put - OTC Soybean No. 2 March Futures †		1,100.000	02/21/2014	15	(1)	0

MYC	Call - OTC Brent Crude December Futures †		160.000	11/10/2015	8,200	(517)	(20)
	Call - OTC Cotton No. 2 May Futures †		110.000	04/11/2014	700	(1)	0

						$(523)	$(22)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.850%	04/14/2014	$	17,600	$(211)	$(19)

GLM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.300%	03/17/2014		3,300	(4)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.900%	03/17/2014		3,300	(14)	(25)

RYL	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	01/27/2014		33,400	(199)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500%	01/27/2014		26,900	(292)	(14)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	03/03/2014		7,000	(26)	(1)

								$(746)	$(59)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BPS	Put - OTC GOLDLNPM versus PLTMLNPM Index Spread †	0.000	10/01/2014	$ 40	$(21)	$(6)

DUB	Put - OTC GOLDLNPM versus PLTMLNPM Index Spread †	0.000	03/04/2014	20	(17)	0
	Put - OTC GOLDLNPM versus PLTMLNPM Index Spread †	0.000	10/02/2014	10	(5)	(1)

GST	Put - OTC GOLDLNPM versus PLTMLNPM Index Spread †	(3.000)	03/03/2014	45	(38)	(1)

					$(81)	$(8)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount	Premiums (Received)	Market Value
BPS	Floor - OTC YOY CPURNSA Index	0.000	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/01/2018	$700	$(6)	$(4)

CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	12,100	(108)	(13)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	1,000	(13)	(1)

DUB	Floor - OTC CPURNSA Index	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	1,300	(10)	(1)
	Floor -OTC YOY CPURNSA Index	0.000	Maximum of [(1 + 0.000%) - (Final Index/Initial Index)] or 0	01/22/2018	900	(8)	(5)

						$(145)	$(24)

Total Written Options						$(1,495)	$(113)

(1)	YOY options may have a series of expirations.

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2013:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in JPY		Premiums
Balance at 12/31/2012	40	$156,560	EUR	2,700	JPY	0	$(2,712)
Sales	1,418	321,630		55,500		580,000	(2,415)
Closing Buys	(477)	(35,410)		0		0	910
Expirations	(543)	(213,450)		(58,200)		(580,000)	1,984
Exercised	(342)	(106,800)		0		0	666

Balance at 12/31/2013	96	$122,530	EUR	0	JPY	0	$(1,567)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
CBK	Pay	GOCO CAL14 Index †	$17.760	12/31/2014	2,400	$0	$3	$3	$0
	Pay	GOCO CAL14 Index †	17.880	12/31/2014	1,800	0	3	3	0
	Pay	HSFOCO CAL14 Index †	10.750	12/31/2014	2,400	0	14	14	0
	Pay	HSFOCO CAL14 Index †	10.100	12/31/2014	1,800	0	12	12	0
	Pay	JETNWE CAL14 Index †	960.000	12/31/2014	6,204	0	(264)	0	(264)
	Receive	ULSDNWE CAL14 Index †	901.750	12/31/2014	6,600	0	300	300	0

DUB	Receive	GOCO CAL14 Index †	17.000	12/31/2014	10,800	0	(6)	0	(6)
	Pay	GOCO CAL14 Index †	17.180	12/31/2014	6,000	0	5	5	0
	Receive	HSFOCO CAL14 Index †	13.650	12/31/2014	10,800	0	(33)	0	(33)
	Pay	HSFOCO CAL14 Index †	9.880	12/31/2014	6,000	0	41	41	0
	Receive	LLSBRT CAL14 Index †	10.250	12/31/2014	60,000	0	71	71	0
	Receive	NGCAL19 Index †	7.200	12/31/2019	84,000	0	(220)	0	(220)
	Pay	Wheat December Futures †	7.110	11/21/2014	10,000	0	7	7	0
	Pay	Wheat July Futures †	6.965	06/20/2014	5,000	0	4	4	0
		Wheat March Futures †	7.145	02/19/2015	15,000	0	(10)	0	(10)

GST	Pay	GOCO CAL14 Index †	17.100	12/31/2014	6,000	0	4	4	0
	Pay	GOCO CAL14 Index †	17.700	12/31/2014	1,800	0	2	2	0
	Pay	GOCO CAL14 Index †	18.000	12/31/2014	4,800	0	8	8	0
	Pay	HSFOCO CAL14 Index †	11.000	12/31/2014	4,800	0	27	27	0
	Pay	HSFOCO CAL14 Index †	10.100	12/31/2014	1,800	0	12	12	0
	Pay	HSFOCO CAL14 Index †	9.900	12/31/2014	6,000	0	41	41	0

						$0	$21	$554	$(533)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	19

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2013 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Cardinal Health, Inc.	(0.590%	)	06/20/2017	0.185%	$400	$0	$(6)	$0	$(6)

GST	RPM International, Inc.	(1.500%	)	03/20/2018	0.558%	1,000	0	(40)	0	(40)

							$0	$(46)	$0	$(46)

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2021	EUR	2,500	$(4)	$77	$73	$0

BPS	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021		1,000	4	56	60	0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2021		1,500	2	42	44	0
	Pay	1-Month EUR-FRCPXTOB Index	2.100%	07/25/2021		1,800	(17)	138	121	0
	Pay	1-Month EUR-FRCPXTOB Index	2.108%	10/08/2023		4,300	17	125	142	0
	Receive	3-Month USD-CPURNSA Index	1.825%	11/29/2016	$	1,700	0	0	0	(0)
	Receive	3-Month USD-CPURNSA Index	2.250%	07/15/2017		8,700	20	(230)	0	(210)
	Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022		2,600	18	(71)	0	(53)

BRC	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2021	EUR	3,500	(24)	125	101	0
	Pay	1-Year BRL-CDI	10.910%	01/02/2017	BRL	1,500	2	(13)	0	(11)

CBK	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	500	8	22	30	0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2023		100	1	0	1	0
	Pay	1-Month EUR-FRCPXTOB Index	2.108%	10/08/2023		400	5	8	13	0

DUB	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021		100	2	4	6	0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2023		700	7	3	10	0
	Pay	1-Month EUR-FRCPXTOB Index	2.108%	10/08/2023		500	6	10	16	0
	Pay	1-Year BRL-CDI	10.910%	01/02/2017	BRL	9,700	(5)	(70)	0	(75)
	Receive	3-Month USD-CPURNSA Index	1.728%	12/19/2015	$	5,100	0	0	0	0
	Receive	3-Month USD-CPURNSA Index	1.845%	11/29/2016		4,700	0	(3)	0	(3)
	Receive	3-Month USD-CPURNSA Index	1.825%	11/29/2016		1,200	0	0	0	0
	Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022		1,200	10	(35)	0	(25)
	Receive	3-Month USD-CPURNSA Index	2.560%	05/08/2023		13,100	0	(204)	0	(204)

FBF	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	300	0	18	18	0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2023		200	1	1	2	0

GLM	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021		2,700	30	133	163	0
	Pay	1-Year BRL-CDI	8.150%	01/02/2015	BRL	100	0	(1)	0	(1)
	Pay	1-Year BRL-CDI	8.300%	01/02/2017		10,300	13	(362)	0	(349)
	Pay	1-Year BRL-CDI	10.910%	01/02/2017		15,400	(2)	(117)	0	(119)
	Receive	3-Month USD-CPURNSA Index	2.415%	02/12/2017	$	2,900	0	(75)	0	(75)

JPM	Pay	1-Month EUR-FRCPXTOB Index	2.100%	07/25/2021	EUR	500	(5)	39	34	0
	Pay	1-Year BRL-CDI	7.900%	01/02/2015	BRL	100	0	(1)	0	(1)

MYC	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2023	EUR	500	6	2	8	0
	Pay	1-Year BRL-CDI	8.220%	01/02/2017	BRL	800	(1)	(27)	0	(28)

RYL	Pay	1-Month EUR-FRCPXTOB Index	2.100%	07/25/2021	EUR	500	(5)	38	33	0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2023		100	1	0	1	0

UAG	Pay	1-Year BRL-CDI	10.410%	01/02/2015	BRL	3,300	2	1	3	0
	Pay	1-Year BRL-CDI	8.150%	01/02/2017		13,100	0	(475)	0	(475)
	Pay	1-Year BRL-CDI	10.910%	01/02/2017		7,300	9	(65)	0	(56)

							$101	$(907)	$879	$(1,685)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (5)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Receive	DJUBSTR Index †	164,860	3-Month U.S. Treasury Bill rate plus a specified spread	02/18/2014	$41,934	$(197)	$0	$(197)
	Receive	ENHGD84T Index †	90,983	3-Month U.S. Treasury Bill rate plus a specified spread	02/18/2014	20,890	(98)	0	(98)

CBK	Receive	CVICSTR3 Index †	42,789	3-Month U.S. Treasury Bill rate plus a specified spread	02/18/2014	11,720	(58)	0	(58)

DUB	Receive	DJUBSTR Index †	180,267	3-Month U.S. Treasury Bill rate plus a specified spread	02/18/2014	45,853	(216)	0	(216)

FBF	Receive	DJUBSTR Index †	128,716	3-Month U.S. Treasury Bill rate plus a specified spread	02/18/2014	32,740	(154)	0	(154)

GLM	Receive	ENHGD84T Index †	185,666	3-Month U.S. Treasury Bill rate plus a specified spread	02/18/2014	60,549	(285)	0	(285)

JPM	Receive	DJUBSTR Index †	311,792	3-Month U.S. Treasury Bill rate plus a specified spread	02/18/2014	79,308	(373)	0	(373)
	Receive	JMABNIC0 Index †	5,035	3-Month U.S. Treasury Bill rate plus a specified spread	02/18/2014	3,536	(13)	0	(13)
	Receive	JMABNICP Index †	15,324	3-Month U.S. Treasury Bill rate plus a specified spread	02/18/2014	10,457	(22)	0	(22)

MAC	Receive	DJUBSTR Index †	28,600	3-Month U.S. Treasury Bill rate plus a specified spread	02/18/2014	7,275	(34)	0	(34)

MYC	Receive	DJUBSTR Index †	241,799	3-Month U.S. Treasury Bill rate plus a specified spread	02/18/2014	61,504	(290)	0	(290)
	Receive	MOTT3001 Index †	234,163	3-Month U.S. Treasury Bill rate plus a specified spread	02/18/2014	64,368	(304)	0	(304)
	Receive	MOTT3002 Index †	412,422	3-Month U.S. Treasury Bill rate plus a specified spread	02/18/2014	112,306	(559)	0	(559)

SOG	Receive	DJUBSF3T Index †	58,980	3-Month U.S. Treasury Bill rate plus a specified spread	02/18/2014	32,666	(107)	0	(107)
	Receive	DJUBSTR Index †	149,425	3-Month U.S. Treasury Bill rate plus a specified spread	02/18/2014	38,008	(179)	0	(179)

							$(2,889)	$0	$(2,889)

(5)

Receive represents that the Portfolio receives monthly payments for any positive monthly return on the underlying reference. The Portfolio makes payments for any negative monthly return on such underlying reference. Pay represents that the Portfolio receives monthly payments for any negative monthly return on the underlying reference. The Portfolio makes payments for any positive monthly return on such underlying reference.

VARIANCE SWAPS

Counterparty	Pay/Receive Variance	Reference Entity	Variance Strike Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
CBK	Pay	Natural Gas February Futures †	18.706%	01/28/2014	$31	$0	$1	$1	$0

DUB	Receive	Copper March Futures †	4.840%	03/04/2014	291	0	(8)	0	(8)
	Receive	Copper March Futures †	5.063%	03/04/2014	200	0	(6)	0	(6)
	Pay	Primary Aluminum March Futures †	3.803%	03/04/2014	327	0	6	6	0
	Pay	Primary Aluminum March Futures †	4.000%	03/04/2014	200	0	4	4	0

GST	Pay	Brent Crude February Futures †	3.028%	01/13/2014	290	0	3	3	0
	Pay	GOLDLNPM Index †	5.881%	01/09/2014	370	0	9	9	0
	Pay	GOLDLNPM Index †	5.176%	08/06/2014	670	0	5	5	0
	Pay	GOLDLNPM Index †	6.126%	11/25/2015	170	0	(1)	0	(1)
	Pay	PLTMLNPM Index †	4.840%	01/24/2014	130	0	3	3	0
	Pay	S&P 500 Index †	4.020%	10/17/2014	1,030	0	5	5	0
	Receive	SLVRLND Index †	10.890%	11/25/2015	130	0	2	2	0
	Receive	WTI Crude February Futures †	2.890%	01/15/2014	290	0	(2)	0	(2)

JPM	Pay	GOLDLNPM Index †	7.563%	09/30/2014	570	0	16	16	0
	Pay	Natural Gas February Futures †	17.640%	01/28/2014	63	0	3	3	0

MYC	Pay	GOLDLNPM Index †	4.796%	06/04/2014	230	0	0	0	0
	Pay	GOLDLNPM Index †	4.840%	06/04/2014	680	0	1	1	0
	Pay	GOLDLNPM Index †	5.406%	04/21/2016	910	0	(12)	0	(12)
	Pay	Natural Gas February Futures †	15.210%	01/28/2014	34	0	0	0	0
	Pay	Natural Gas February Futures †	18.276%	01/28/2014	31	0	1	1	0
	Pay	Natural Gas March Futures †	15.603%	02/25/2014	103	0	2	2	0
	Receive	SLVRLND Index †	9.151%	04/21/2016	700	0	17	17	0

						$0	$49	$78	$(29)

Total Swap Agreements						$101	$(3,772)	$1,511	$(5,182)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	21

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2013:

(h)	Securities with an aggregate market value of $1,183 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
PIMCO CommodityRealReturn® Strategy Portfolio
BOA	$151	$0	$73	$224	$(53)	$0	$0	$(53)	$171	$(270)	$(99)
BPS	0	0	367	367	0	(4)	(263)	(267)	100	0	100
BRC	0	0	101	101	(111)	0	(12)	(123)	(22)	0	(22)
CBK	189	0	44	233	(24)	(14)	0	(38)	195	(270)	(75)
DUB	25	164	32	221	0	(25)	(312)	(337)	(116)	299	183
FBF	0	0	20	20	0	0	0	0	20	0	20
GLM	0	0	163	163	0	(25)	(544)	(569)	(406)	454	48
GST	0	0	0	0	0	0	(40)	(40)	(40)	0	(40)
HUS	21	0	0	21	0	0	0	0	21	0	21
JPM	0	0	34	34	0	0	(1)	(1)	33	0	33
MSC	30	0	0	30	(21)	0	0	(21)	9	(140)	(131)
MYC	0	0	8	8	0	0	(28)	(28)	(20)	(19)	(39)
RYL	0	0	34	34	0	(15)	0	(15)	19	0	19
UAG	1	0	3	4	0	0	(531)	(531)	(527)	430	(97)

PIMCO Cayman Commodity Portfolio I, Ltd. (Subsidiary)
BOA	0	0	0	0	0	(2)	(295)	(297)	(297)	(620)	(917)
BPS	0	0	0	0	0	(6)	0	(6)	(6)	0	(6)
CBK	0	0	333	333	(1)	0	(323)	(324)	9	(280)	(271)
DUB	0	0	138	138	0	(1)	(499)	(500)	(362)	(310)	(672)
FBF	0	0	0	0	0	0	(154)	(154)	(154)	(330)	(484)
GLM	0	0	0	0	0	0	(285)	(285)	(285)	(600)	(885)
GST	0	0	121	121	0	(1)	(3)	(4)	117	(260)	(143)
JPM	0	0	19	19	0	0	(408)	(408)	(389)	(620)	(1,009)
MAC	0	0	0	0	0	0	(34)	(34)	(34)	0	(34)
MYC	0	11	21	32	0	(20)	(1,165)	(1,185)	(1,153)	(8,345)	(9,498)
SOG	0	0	0	0	0	0	(285)	(285)	(285)	(480)	(765)

Total Over the Counter	$417	$175	$1,511	$2,103	$(210)	$(113)	$(5,182)	$(5,505)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default . Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk(1) exposure:

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of December 31, 2013:

	Derivatives not accounted for as hedging instruments

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$738	$0	$0	$0	$5	$743
Swap Agreements	0	0	0	0	449	449

	$738	$0	$0	$0	$454	$1,192

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$417	$0	$417
Purchased Options	11	0	0	0	164	175
Swap Agreements	626	0	5	0	880	1,511

	$637	$0	$5	$417	$1,044	$2,103

	$1,375	$0	$5	$417	$1,498	$3,295

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

	Derivatives not accounted for as hedging instruments

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$37	$0	$0	$0	$23	$60
Futures	624	0	0	0	137	761

	$661	$0	$0	$0	$160	$821

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$210	$0	$210
Written Options	30	0	0	0	83	113
Swap Agreements	3,451	45	0	0	1,686	5,182

	$3,481	$45	$0	$210	$1,769	$5,505

	$4,142	$45	$0	$210	$1,929	$6,326

The Effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the Period Ended December 31, 2013:

	Derivatives not accounted for as hedging instruments

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(130)	$0	$0	$0	$(2)	$(132)
Written Options	449	0	0	0	8	457
Futures	(511)	0	0	0	547	36
Swap Agreements	0	(197)	0	0	(934)	(1,131)

	$(192)	$(197)	$0	$0	$(381)	$(770)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(319)	$0	$(319)
Purchased Options	(403)	0	0	48	(7)	(362)
Written Options	371	0	0	74	782	1,227
Swap Agreements	(71,272)	(41)	257	0	(163)	(71,219)

	$(71,304)	$(41)	$257	$(197)	$612	$(70,673)

	$(71,496)	$(238)	$257	$(197)	$231	$(71,443)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$65	$0	$0	$0	$0	$65
Written Options	(28)	0	0	0	(7)	(35)
Futures	(111)	0	0	0	(950)	(1,061)
Swap Agreements	0	0	0	0	2,580	2,580

	$(74)	$0	$0	$0	$1,623	$1,549

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$737	$0	$737
Purchased Options	274	0	0	0	85	359
Written Options	(208)	0	0	0	578	370
Swap Agreements	3,648	(72)	(127)	0	(1,008)	2,441

	$3,714	$(72)	$(127)	$737	$(345)	$3,907

	$3,640	$(72)	$(127)	$737	$1,278	$5,456

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	23

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

December 31, 2013

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$23,154	$0	$23,154
Industrials	0	1,582	0	1,582
Utilities	0	3,736	0	3,736
U.S. Government Agencies	0	12,207	2,208	14,415
U.S. Treasury Obligations	0	556,376	0	556,376
Mortgage-Backed Securities	0	33,422	0	33,422
Asset-Backed Securities	0	31,534	0	31,534
Sovereign Issues	0	37,931	0	37,931
Short-Term Instruments
Repurchase Agreements	0	62,188	0	62,188
Short-Term Notes	0	7,997	0	7,997
U.S. Treasury Bills	0	18,562	0	18,562
	$0	$788,689	$2,208	$790,897

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$289,702	$0	$0	$289,702

Total Investments	$289,702	$788,689	$2,208	$1,080,599

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(6,602)	$0	$(6,602)
U.S. Treasury Obligations	0	(891)	0	(891)
	$0	$(7,493)	$0	$(7,493)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	738	449	0	1,187
Over the counter	0	2,103	0	2,103
	$738	$2,552	$0	$3,290

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(796)	0	0	(796)
Over the counter	0	(5,473)	(32)	(5,505)
	$(796)	$(5,473)	$(32)	$(6,301)

Totals	$289,644	$778,275	$2,176	$1,070,095

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2013:

Category and Subcategory	Beginning Balance at 12/31/2012	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2013 (2)
Investments in Securities, at Value
U.S. Government Agencies	$2,501	$0	$(301)	$0	$0	$8	$0	$0	$2,208	$9
Mortgage-Backed Securities	2,772	0	(732)	4	12	83	0	(2,139)	0	0

	$5,273	$0	$(1,033)	$4	$12	$91	$0	$(2,139)	$2,208	$9

Financial Derivative Instruments - Liabilities
Over the counter	$(28)	$0	$(99)	$0	$0	$95	$0	$0	$(32)	$94

Totals	$5,245	$0	$(1,132)	$4	$12	$186	$0	$(2,139)	$2,176	$103

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
U.S. Government Agencies	$2,208	Third Party Vendor	Broker Quote	100.54-101.04

Financial Derivative Instruments - Liabilities
Over the counter	(32)	Indicative Market Quotation	Broker Quote	0.03-14.99

Total	$2,176

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

†	All or a portion of this security is owned by PIMCO Cayman Commodity Portfolio I, Ltd., which is a 100% owned subsidiary of the Portfolio.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2013

1. ORGANIZATION

The PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Consolidated Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Consolidated Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid and are included in net realized gain or loss on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period and are included in net change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies on the Consolidated Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class

ANNUAL REPORT	DECEMBER 31, 2013	25

Notes to Financial Statements (Cont.)

specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Consolidated Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a Consolidated Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions or short sale transactions, have been determined to be at a level requiring a Consolidated Statement of Cash Flows. The Consolidated Statement of Cash Flows has been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Consolidated Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Consolidated Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

Valuation Committee, or Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of

ANNUAL REPORT	DECEMBER 31, 2013	27

Notes to Financial Statements (Cont.)

significant unobservable inputs, if any, have been included in the Notes to Consolidated Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S.

dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that

ANNUAL REPORT	DECEMBER 31, 2013	29

Notes to Financial Statements (Cont.)

may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises   The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a

government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2013 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
$148,147	$1,236,484	$(1,094,983)	$5	$12	$289,665	$183	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
$0	$200,037	$(200,000)	$0	$0	$37	$37	$0

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates.

ANNUAL REPORT	DECEMBER 31, 2013	31

Notes to Financial Statements (Cont.)

Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Consolidated Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Commodity Futures Contracts  The Portfolio may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise for a Commodity Option will not include physical delivery of the underlying commodity but will rather settle the amount of the difference between the current market value of the underlying futures

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

contract and the strike price directly into the Portfolio’s custody account. For an option that is in-the-money, the Portfolio will normally offset its position rather than exercise the option to retain any remaining time value.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Indices  The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns for the Portfolio or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will rather settle the amount of the difference between the settlement price of the underlier and the strike price directly into the Portfolio’s custody account.

Options on Securities  The Portfolio may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns for the Portfolio or to hedge an existing position or future investment.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Commodity Forward Swap Agreements  The Portfolio may invest in commodity forward swap agreements (“Commodity Forwards”) to gain or mitigate exposure to the underlying reference commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying reference commodity exceeds or falls

ANNUAL REPORT	DECEMBER 31, 2013	33

Notes to Financial Statements (Cont.)

short of the offsetting payment obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2013 for which the Portfolio is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements to gain or mitigate exposure to the underlying reference securities. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance, the

Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements. As mentioned earlier in this report, the U.S. is currently experiencing historically low interest rates. This combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, the fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair the performance of the Portfolio.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in

ANNUAL REPORT	DECEMBER 31, 2013	35

Notes to Financial Statements (Cont.)

financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in Consolidated the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

8. BASIS FOR CONSOLIDATION OF THE PIMCO COMMODITYREALRETURN® STRATEGY PORTFOLIO

PIMCO Cayman Commodity Portfolio I Ltd. (the “Commodity Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of December 31, 2013 of the Commodity Subsidiary to the Portfolio (amounts in thousands).

ANNUAL REPORT	DECEMBER 31, 2013	37

Notes to Financial Statements (Cont.)

Date of Incorporation	07/21/2006
Subscription Agreement	08/01/2006
Portfolio Net Assets	$630,157
Subsidiary % of Portfolio Net Assets	17.7%

Subsidiary Financial Statement Information
Total assets	$121,981
Total liabilities	10,475
Net assets	$111,506
Total income	313
Net investment income (loss)	(530)
Net realized gain (loss)	(64,818)
Net change in unrealized appreciation (depreciation)	(4,331)
Increase (decrease) in net assets resulting from operations	$(69,679)

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.49%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Commodity Subsidiary has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity

38	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver by PIMCO. For the period ended December 31, 2013, the amount was $835,912.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2013, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$35,173	$24,620

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2013, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$428,113	$496,544	$39,949	$125,414

ANNUAL REPORT	DECEMBER 31, 2013	39

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2013		Year Ended 12/31/2012
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	206	$1,332	22	$170
Administrative Class	22,767	145,818	19,674	144,866
Advisor Class	6,020	39,184	5,589	42,406
Issued as reinvestment of distributions
Institutional Class	1	8	1	7
Administrative Class	1,382	9,149	4,867	35,157
Advisor Class	350	2,343	1,162	8,482
Cost of shares redeemed
Institutional Class	(20)	(134)	0	0
Administrative Class	(23,024)	(147,293)	(23,634)	(179,907)
Advisor Class	(3,558)	(23,171)	(4,349)	(32,897)
Net increase resulting from Portfolio share transactions	4,124	$27,236	3,332	$18,284

As of December 31, 2013, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 44% of the Portfolio. One shareholder is a related party to the portfolio and comprises 19% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2013, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2010-2012, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is

40	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2013, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$2,035	$—	$252	$(957)	$(15,305)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through December 31, 2013 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2013 through December 31, 2013, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2013, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$—	$—	$—	$—

Under the recently enacted Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2013, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$9,481	$5,823

As of December 31, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$1,083,371	$6,805	$(9,577)	$(2,772)

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

ANNUAL REPORT	DECEMBER 31, 2013	41

Notes to Financial Statements (Cont.)

December 31, 2013

For the fiscal years ended December 31, 2013 and December 31, 2012, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2013	$11,370	$130	$—
12/31/2012	$41,098	$2,547	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

42	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO CommodityRealReturn® Strategy Portfolio:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations, of changes in net assets and of cash flows and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO CommodityRealReturn® Strategy Portfolio and its wholly owned subsidiary (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2013, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2014

ANNUAL REPORT	DECEMBER 31, 2013	43

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FOB	Credit Suisse Securities (USA) LLC	MYC	Morgan Stanley Capital Services, Inc.
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RYL	Royal Bank of Scotland Group PLC
BOS	Banc of America Securities LLC	GST	Goldman Sachs International	SGY	Societe Generale, New York
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	JPS	JPMorgan Securities, Inc.	TDM	TD Securities (USA) LLC
DUB	Deutsche Bank AG	MAC	Macquarie Bank Limited	UAG	UBS AG Stamford
FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	MXN	Mexican Peso
BRL	Brazilian Real	GBP	British Pound	USD (or $)	United States Dollar
CAD	Canadian Dollar	JPY	Japanese Yen	ZAR	South African Rand

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	NYMEX	New York Mercantile Exchange	OTC	Over-the-Counter
COMEX	Commodity Exchange, Inc.

Index Abbreviations:
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	GOLDLNPM	London Gold Market Fixing Ltd. PM	MOTT3001	Modified Pre-Roll Dow Jones-UBS Commodity IndexSM Total Return
CVICSTR3	Dow Jones-UBS Customized Post Roll Index	HSFOCO CAL14	2014 High Sulfur Fuel Oil-Brent Spread Calendar Swap	MOTT3002	Modified Post-Roll Dow Jones-UBS Commodity IndexSM Total Return
DJUBSF3T	Dow Jones-UBS 3-Month Forward Total Return Commodity	JETNWE CAL14	2014 Calendar NWE CIF Jet Fuel	NGCAL19	Natural Gas Calendar 2019
DJUBSTR	Dow Jones-UBS Commodity Index Total Return	JMABNIC0	JPMorgan Nic 0 Custom Index	PLTMLNPM	London Platinum & Palladium Market PM Fix
ENHGD84T	Dow Jones-AIG E84 Total Return	JMABNICP	JPMorgan Nic P Custom Index	SLVRLND	London Silver Market Fixing Ltd.
FRCPXTOB	France Consumer Price ex-Tobacco Index	LLSBRT CAL14	2014 lis-Brent Spread Calendar Swap	ULSDNWE CAL14	2014 Calendar Ultra-Low Sulfur Diesel NWE
GOCO CAL14	2014 Gasoil Crack Calendar Swap

Other Abbreviations:
CDI	Brazil Interbank Deposit Rate	NCUA	National Credit Union Administration	WTI	West Texas Intermediate
CLO	Collateralized Loan Obligation	oz.	Ounce	YOY	Year-Over-Year
LIBOR	London Interbank Offered Rate	RBOB	Reformulated Blendstock for Oxygenate Blending

44	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2013	45

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	172	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian* (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Vice President	11/2013 to Present Treasurer 08/1997 to 11/2013	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

* Effective February 3, 2014, Dr. El-Erian no longer serves as a Senior Vice President of the Trust.

ANNUAL REPORT	DECEMBER 31, 2013	47

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

48	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 12-13, 2013, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2014. The Board also considered and approved for an additional one-year term through August 31, 2014, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2014.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreement are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust and the independent Trustees.

The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 12-13, 2013 meeting. The independent Trustees also met with counsel to the Trust and the independent Trustees on August 2, 2013 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

ANNUAL REPORT	DECEMBER 31, 2013	49

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2012, including, but not limited to, undertaking significant technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2013. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2013 and other performance data, as available, for the periods ended June 30, 2013 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2013 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 12-13, 2013 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2013.

50	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Board noted that, for periods ending May 31, 2013, the Administrative Class of 71%, 92% and 100% of the Portfolios outperformed their Lipper category median in the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 86% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2013 (based on the performance of the Administrative Class). The Board also noted that ten of 13 Portfolios, representing 93% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2013, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $23 billion as of May 31, 2013.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expense ratios in their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the size of the assets under management with PIMCO, the manner in which similar portfolios may be managed, different requirements with

ANNUAL REPORT	DECEMBER 31, 2013	51

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to

52	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively; had been reduced for some Portfolios over time; had been held steady for most Portfolios as assets grew, or declined in the case of some Portfolios; and continued to be competitive compared with peers. The Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. The Trustees noted that the benefits of the unified fee were apparent during the recent financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC supported the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and in return for the fees paid to RALLC by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2013	53

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT12AR_123113

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2013

PIMCO CommodityRealReturn® Strategy Portfolio

Share Class

■	Advisor

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	7
Financial Highlights	8
Consolidated Statement of Assets and Liabilities	9
Consolidated Statement of Operations	10
Consolidated Statements of Changes in Net Assets	11
Consolidated Statement of Cash Flows	12
Consolidated Schedule of Investments	13
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	42
Glossary	43
Federal Income Tax Information	44
Management of the Trust	45
Privacy Policy	47
Approval of the Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	48

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2013. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

The past twelve months were marked by ongoing periods of heightened bond market volatility brought on by uncertainty around central bank monetary and fiscal policy, geopolitical concerns, and a slower than hoped for rebound in the global economy. Following a particularly bumpy third quarter, however, all financial markets completed the year along a relatively smoother path. Federal Reserve (“Fed”) Chairman Ben Bernanke laid the groundwork in September, when he clarified the Fed’s commitment to maintain its quantitative easing (“QE”) bond purchase program of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero-bound range. The nomination of Janet Yellen to the Chairmanship further helped to reassure investors that the Fed would be committed to the continuation of their accommodative policies.

As investors were made particularly aware, beginning in mid-May conditions in financial markets deteriorated rapidly as markets reacted to signals by the Fed that it might begin to slow the pace of its asset purchases. This shift in tone fueled a broad-based sell-off within fixed income assets throughout the summer, undermining market liquidity and sending yields higher across the risk spectrum.

By mid-September, however, the Fed announced its intent to delay any tapering until more convincing indicators of economic growth become apparent and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore higher) and a rally across most equity markets. The Fed also maintained the Federal Funds Rate within a narrow range of zero to 25 basis points. Into October, investors were once again kept on edge by the uncertain fiscal policy and political landscape—namely the partial shutdown of the U.S. government that began during the first week of October, the ongoing debt ceiling negotiations between the White House and Congress, and confirmation proceedings for the next Fed Chairman. Investors were relieved by the last-minute deal announced on October 17 that reached an agreement to reopen the U.S. government and raise the debt ceiling.

In November, relative calm prevailed across most fixed income markets, and equity markets continued to rally. The European Central Bank (“ECB”) reduced their main policy rate (or the interest rate at which it lends money to banks) by 25 basis points to 0.25%, likely due to their concern over lower than expected inflation and a weak global growth outlook. The Bank of England (“BOE”) unanimously voted to leave its main policy rate unchanged amid a pickup in economic growth and expectations that this would lead to an eventual decline in the U.K. unemployment rate.

Towards the latter part of December, the Fed announced that beginning in January 2014 it intends to gradually exit its bond-buying program, by reducing it from $85 billion to $75 billion spread equally across mortgage and U.S. Treasury purchases. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee (“FOMC”) provided even greater assurances that the policy rate would remain near a zero-bound range until signs of sustainable growth are more broadly evident in the U.S. economy. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

U.S. Treasuries underperformed most other developed sovereign bond markets on a hedged basis as investors reacted to the various Fed announcements regarding the tapering of their QE bond purchase program. In particular, U.S. Treasury yields rose to their highest level in late December as investors reacted to the Fed’s announcement that it would begin the reduction of its asset purchases starting in January 2014. This decision was made on the back of improving economic data, which included a lower unemployment rate, respectable monthly job reports, and improving housing fundamentals. The benchmark ten-year U.S. Treasury note yielded 3.03% at the end of the reporting period, as compared to 1.76% on December 31, 2012. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 2.02% for the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 8.61% over the period, underperforming nominal U.S. Treasuries. U.S. TIPS sold off, particularly during the second quarter of the reporting period, as the market began to price in the inevitable Fed tapering decision, which was officially announced in December. The decision by the Fed to initiate the tapering of asset purchases was validated via stronger jobs and GDP data, with continual weaker inflation data adding further pressure to U.S. TIPS valuations towards the latter part of the period. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 9.52% over the period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries even with the Fed’s announcement that it would begin to reduce its asset purchases in January 2014. The announcement, however, did lead to differentiated performance among coupons, with lower coupons underperforming, as these bonds have been the largest beneficiaries of Fed purchases. Prices for non-Agency mortgages rose on limited outstanding supply, improving risk appetite and ongoing signs of recovery in the housing sector. Commercial MBS also outperformed amid strong investor demand and a continued rebound in property valuations.

■

The U.S. investment grade credit market, as measured by the Barclays U.S. Credit Index, declined 2.01% for the period, but outperformed like-duration U.S. Treasuries as spreads tightened, ending the year at the lowest level since the global financial crisis began. This positive performance was supported by improving global growth fundamentals and continued easy monetary policy. The high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 7.42% for the period. The sector was one of the best-performing fixed income sectors, benefiting from relatively sound fundamentals and investor demand for higher yielding assets with lower interest rate sensitivity.

■

Emerging markets (“EM”) external debt underperformed U.S. Treasuries during the year and was impacted by the second quarter sell-off. Country-specific stories and the risk-on market sentiment following the Fed tapering announcement supported lower spreads in the fourth quarter, particularly in December. EM local assets particularly underperformed U.S. Treasuries during the period, as weaker EM currencies and increases in local yields weighed on overall returns.

■

Developed market equities posted strong performance in 2013, despite a period marked by considerable volatility and uncertainty around central bank policy. U.S. equities, as measured by the S&P 500 Index, returned 32.39%. Global equities, as represented by the MSCI All Country World Index Net USD and MSCI World Index, returned 22.80% and 26.68%, respectively. Emerging market equities (“EM”), as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.60%. EM equities underperformed developed market equities due to declining earnings growth and rising interest rates in the U.S. which placed pressure on local EM currencies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2014

ANNUAL REPORT	DECEMBER 31, 2013	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, tax risk, subsidiary risk, operational risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments as part of an investment strategy, as described below, or for hedging purposes. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Portfolio is intended for long-term investors and an investment in the Portfolio should be no more than a small part of a typical diversified portfolio. The Portfolio’s share price is expected to be more volatile than that of other funds.

4	PIMCO VARIABLE INSURANCE TRUST

The Portfolio will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the PIMCO Cayman Commodity Portfolio I Ltd. (the “Subsidiary”), a wholly-owned subsidiary (as discussed below). The Portfolio may also invest in commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodity futures contracts, or a subset of commodities or commodity futures contracts. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the notes. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investments. These notes expose the Portfolio economically to movements in commodity prices. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at maturity of the note, the Portfolio may receive more or less principal than it originally invested. The Portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments. The Portfolio may also gain exposure to the commodity markets indirectly by investing in its Subsidiary, which will primarily invest in different commodity-linked derivative instruments than the Portfolio, including swap agreements, commodity options, futures and options on futures.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Return chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2013 to December 31, 2013.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

ANNUAL REPORT	DECEMBER 31, 2013	5

Important Information About the Portfolio (Cont.)

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO CommodityRealReturn® Strategy Portfolio

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	51.5%
Short-Term Instruments	35.0%
Sovereign Issues	3.5%
Mortgage-Backed Securities	3.1%
Asset-Backed Securities	2.9%
Other	4.0%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	1 Year	5 Years	Class Inception (02/28/2006)
PIMCO CommodityRealReturn® Strategy Portfolio Advisor Class	-14.71%	7.84%	0.30%
Dow Jones-UBS Commodity Index Total Return±	-9.52%	1.51%	-1.88%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.24% for Advisor Class shares.

± Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/13)	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,010.00	$1,019.81
Expenses Paid During Period†	$5.42	$5.45
Net Annualized Expense Ratio††	1.07%	1.07%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 9 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO CommodityRealReturn® Strategy Portfolio seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments, such as bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities. Commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures, provide exposure to the investment returns of the commodities markets without investing directly in physical commodities.

»	Exposure to commodities, which declined in value during the reporting period, detracted from absolute returns.

»

The Portfolio’s construction, which uses U.S. Treasury Inflation-Protected Securities (“TIPS”) as collateral, detracted from relative performance as U.S. TIPS underperformed the assumed U.S. Treasury Bill collateral rate embedded in the Dow Jones-UBS Commodity Index Total Return.

»

Active commodity strategies designed to combat the effects of contango, by holding futures contracts further out on the commodities futures curves, benefited relative performance as the deferred contract exposure indexes held within the Portfolio outperformed the Dow Jones-UBS Commodity Index Total Return, which implies front-month futures contracts.

»	An overweight to Australian real duration (or sensitivity to changes in real interest rates) detracted from relative performance as Australian real yields increased during the reporting period.

»	Short exposure to inflation-linked bonds (“ILBs”) in France benefited relative performance as the inflation rate in France fell during the reporting period.

»	Tactical exposure to U.K. ILBs at the beginning of the reporting period benefited relative performance as UK real yields fell.

ANNUAL REPORT	DECEMBER 31, 2013	7

Financial Highlights PIMCO CommodityRealReturn® Strategy Portfolio

Selected Per Share Data for the Year Ended:	12/31/2013	12/31/2012	12/31/2011	12/31/2010	12/31/2009

Advisor Class
Net asset value beginning of year	$7.21	$7.27	$9.06	$8.64	$7.01
Net investment income (a)	0.03	0.14	0.12	0.10	0.20
Net realized/unrealized gain (loss)	(1.08)	0.23	(0.70)	1.72	2.64
Total income (loss) from investment operations	(1.05)	0.37	(0.58)	1.82	2.84
Dividends from net investment income	(0.11)	(0.18)	(1.21)	(1.25)	(0.44)
Distributions from net realized capital gains	0.00	(0.25)	0.00	(0.15)	(0.77)
Total distributions	(0.11)	(0.43)	(1.21)	(1.40)	(1.21)
Net asset value end of year	$6.05	$7.21	$7.27	$9.06	$8.64
Total return	(14.71)%	5.12%	(7.54)%	24.25%	41.62%
Net assets end of year (000s)	$141,675	$148,581	$132,255	$133,279	$87,037
Ratio of expenses to average net assets	1.07%	1.10%	1.01%	1.03%	1.08%
Ratio of expenses to average net assets excluding waivers	1.19%	1.24%	1.15%	1.15%	1.21%
Ratio of expenses to average net assets excluding interest expense	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of expenses to average net assets excluding interest expense and waivers	1.11%	1.13%	1.13%	1.11%	1.12%
Ratio of net investment income to average net assets	0.44%	1.84%	1.42%	1.21%	2.43%
Portfolio turnover rate	57%*	77%*	523%*	536%*	742%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Assets and Liabilities PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2013

Assets:
Investments, at value
Investments in securities*	$790,897
Investments in Affiliates	289,702
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,192
Over the counter	2,103
Cash	1
Deposits with counterparty	1,779
Foreign currency, at value	1,166
Receivable for investments sold	64,995
Receivable for Portfolio shares sold	10,416
Interest and dividends receivable	2,766
Dividends receivable from Affiliates	44
Reimbursement receivable from PIMCO	58
1,165,119

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$511,192
Payable for short sales	7,493
Financial Derivative Instruments
Exchange-traded or centrally cleared	821
Over the counter	5,505
Payable for investments purchased	2,546
Payable for investments in Affiliates purchased	44
Deposits from counterparty	6,429
Payable for Portfolio shares redeemed	351
Accrued investment advisory fees	306
Accrued supervisory and administrative fees	151
Accrued distribution fees	30
Accrued servicing fees	61
Other liabilities	33
534,962

Net Assets	$630,157

Net Assets Consist of:
Paid in capital	$644,132
Undistributed net investment income	4,017
Accumulated undistributed net realized (loss)	(14,714)
Net unrealized (depreciation)	(3,278)
$630,157

Net Assets:
Institutional Class	$1,252
Administrative Class	487,230
Advisor Class	141,675

Shares Issued and Outstanding:
Institutional Class	210
Administrative Class	81,435
Advisor Class	23,417

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$5.96
Administrative Class	5.98
Advisor Class	6.05

Cost of Investments in Securities	$793,505
Cost of Investments in Affiliates	$289,719
Cost of Foreign Currency Held	$1,171
Proceeds Received on Short Sales	$7,452
Cost or Premiums of Financial Derivative Instruments, net	$(736)

* Includes repurchase agreements of:	$62,188

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	9

Consolidated Statement of Operations PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands)	Year Ended December 31, 2013

Investment Income:
Interest	$10,022
Dividends from Investments in Affiliates	220
Total Income	10,242

Expenses:
Investment advisory fees	3,904
Supervisory and administrative fees	1,931
Servicing fees - Administrative Class	797
Distribution and/or servicing fees - Advisor Class	359
Trustees’ fees	13
Interest expense	567
Total Expenses	7,571
Waiver and/or Reimbursement by PIMCO	(836)
Net Expenses	6,735

Net Investment Income	3,507

Net Realized Gain (Loss):
Investments in securities	(10,364)
Investments in Affiliates	5
Exchange-traded or centrally cleared financial derivative instruments	(770)
Over the counter financial derivative instruments	(70,673)
Foreign currency	(188)
Net Realized (Loss)	(81,990)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(33,793)
Investments in Affiliates	12
Exchange-traded or centrally cleared financial derivative instruments	1,549
Over the counter financial derivative instruments	3,907
Foreign currency assets and liabilities	5
Net Change in Unrealized (Depreciation)	(28,320)
Net (Loss)	(110,310)

Net (Decrease) in Net Assets Resulting from Operations	$(106,803)

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands)	Year Ended December 31, 2013	Year Ended December 31, 2012

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$3,507	$14,241
Net realized gain (loss)	(81,990)	5,951
Net change in unrealized appreciation (depreciation)	(28,320)	22,332
Net increase (decrease) resulting from operations	(106,803)	42,524

Distributions to Shareholders:
From net investment income
Institutional Class	(8)	(2)
Administrative Class	(9,149)	(16,415)
Advisor Class	(2,343)	(3,544)
From net realized capital gains
Institutional Class	0	(5)
Administrative Class	0	(18,742)
Advisor Class	0	(4,939)

Total Distributions	(11,500)	(43,647)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	27,236	18,284
Net increase (decrease) in capital	(91,067)	17,161

Net Assets:
Beginning of year	721,224	704,063
End of year*	$630,157	$721,224

* Including undistributed net investment income of:	$4,017	$14,171

**	See note 13 in the Notes to Financial Statements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	11

Consolidated Statement of Cash Flows PIMCO CommodityRealReturn® Strategy Portfolio

Year Ended December 31, 2013
(Amounts in thousands)	PIMCO CommodityRealReturn® Strategy Portfolio

Cash flows provided by operating activities:

Net (decrease) in net assets resulting from operations	$(106,803)

Adjustments to reconcile net (decrease) in net assets from operations to net cash provided by operating activities:
Purchases of long-term securities	(472,980)
Proceeds from sales of long-term securities	638,642
Proceeds from sales of short-term portfolio investments, net	(32,530)
(Increase) in deposits with counterparty	(1,685)
Decrease in receivable for investments sold	2,318
Decrease in interest and dividends receivable	810
Decrease in reimbursement receivable from PIMCO	28
Decrease in exchange-traded or centrally cleared derivatives	736
(Increase) in over the counter derivatives	(71,084)
(Decrease) in payable for investments purchased	(3,966)
Increase in deposits from counterparty	5,794
(Decrease) in accrued investment advisory fees	(41)
(Decrease) in accrued supervisory and administrative fees	(20)
(Decrease) in accrued distribution fee	(1)
(Decrease) in accrued servicing fee	(8)
Payments on short sales transactions, net	(5,574)
Payments on currency transactions	(185)
Net Realized (Gain) Loss
Investments in securities	10,364
Investments in Affiliates	(5)
Exchange-traded or centrally cleared financial derivative instruments	770
Over the counter financial derivative instruments	70,673
Foreign currency	188
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	33,793
Investments in Affiliates	(12)
Exchange-traded or centrally cleared financial derivative instruments	(1,549)
Over the counter financial derivative instruments	(3,907)
Foreign currency assets and liabilities	(5)
Net amortization (accretion) on investments	6,714
Net cash provided by operating activities	70,475

Cash flows (used for) financing activities:
Proceeds from shares sold	188,221
Payments on shares redeemed	(170,447)
Cash dividend paid*	0
(Decrease) in overdraft due to custodian	(19)
Proceeds from reverse repurchase agreements	507,989
Payments on reverse repurchase agreements	(507,989)
Proceeds from sale-buyback transactions	3,010,042
Payments on sale-buyback transactions	(3,097,187)
Proceeds from deposits from counterparty	3,122
Payments on deposits from counterparty	(3,122)
Net cash (used for) financing activities	(69,390)

Net Increase in Cash and Foreign Currency	1,085

Cash and Foreign Currency:
Beginning of year	82
End of year	$1,167

* Reinvestment of dividends	$11,500

Supplemental disclosure of cash flow information:
Interest expense paid during the year	$823

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio

December 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 125.5%

CORPORATE BONDS & NOTES 4.5%

BANKING & FINANCE 3.7%
Achmea Hypotheekbank NV
3.200% due 11/03/2014		$730	$747
Ally Financial, Inc.
3.645% due 06/20/2014		3,100	3,154
ANZ New Zealand International Ltd.
0.678% due 08/19/2014		1,000	1,002
Commonwealth Bank of Australia
0.524% due 09/17/2014		15,800	15,835
Eksportfinans ASA
2.375% due 05/25/2016		800	789
Turkiye Garanti Bankasi A/S
2.742% due 04/20/2016		100	97
Westpac Banking Corp.
3.585% due 08/14/2014		1,500	1,530

			23,154

INDUSTRIALS 0.2%
Cardinal Health, Inc.
6.000% due 06/15/2017		400	448
RPM International, Inc.
6.500% due 02/15/2018		1,000	1,134

			1,582

UTILITIES 0.6%
Tokyo Electric Power Co., Inc.
4.500% due 03/24/2014	EUR	2,700	3,736

Total Corporate Bonds & Notes (Cost $27,912)			28,472

U.S. GOVERNMENT AGENCIES 2.3%
Fannie Mae
0.515% due 05/25/2042		$8	8
0.845% due 02/25/2041		1,208	1,211
1.344% due 10/01/2044		10	10
2.369% due 05/25/2035		78	81
2.485% due 11/01/2034		59	63
5.083% due 07/01/2035		49	53
5.208% due 11/01/2035		62	64
5.291% due 01/01/2036		208	224
Freddie Mac
0.397% due 02/15/2019		293	293
0.425% due 08/25/2031		2	2
0.617% due 08/15/2033 - 09/15/2042		3,498	3,477
1.342% due 02/25/2045		112	114
2.087% due 07/01/2036 †		290	307
2.141% due 09/01/2036 †		295	312
2.245% due 10/01/2036 †		172	184
2.368% due 01/01/2034		10	11
2.500% due 10/02/2019 (f)		3,700	3,726
Ginnie Mae
0.467% due 03/20/2037		1,523	1,528
NCUA Guaranteed Notes
0.619% due 10/07/2020		829	834
0.729% due 12/08/2020		1,360	1,374
Small Business Administration
5.510% due 11/01/2027		491	539

Total U.S. Government Agencies (Cost $14,342)			14,415

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 88.3%
U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2016 (d)	$78,102	$80,249
0.125% due 04/15/2017 (d)	7,400	7,611
0.125% due 04/15/2018 (d)	71,107	72,551
0.125% due 01/15/2022 (d)	20,629	19,822
0.125% due 01/15/2023 (d)	2,023	1,910
0.375% due 07/15/2023 (d)	12,139	11,701
0.500% due 04/15/2015 (d)(f)(h)	23,700	24,240
0.625% due 07/15/2021 (d)	69,762	70,822
1.125% due 01/15/2021 (d)	22,998	24,170
1.250% due 04/15/2014 †(f)	27,589	27,784
1.250% due 07/15/2020 (d)	52,667	56,358
1.375% due 01/15/2020 (d)	5,997	6,442
1.625% due 01/15/2015 (d)(f)(h)	20,296	20,922
1.750% due 01/15/2028 (d)	1,003	1,073
1.875% due 07/15/2019 (d)	26,183	29,113
2.000% due 07/15/2014 (d)(f)(h)	9,661	9,880
2.000% due 01/15/2016	13,821	14,740
2.000% due 01/15/2016 †	12,944	13,805
2.000% due 01/15/2026 (d)	1,176	1,303
2.125% due 01/15/2019 (d)	2,283	2,551
2.375% due 01/15/2017	9,493	10,453
2.375% due 01/15/2017 †	11,581	12,752
2.375% due 01/15/2025 (d)	619	712
2.375% due 01/15/2027 (d)	3,572	4,115
2.625% due 07/15/2017 †(f)	16,903	19,025
3.875% due 04/15/2029 †	142	195
U.S. Treasury Notes
0.250% due 01/31/2015 †	2,100	2,102
1.000% due 01/15/2014 †	209	209
2.750% due 11/15/2023	10,000	9,766

Total U.S. Treasury Obligations (Cost $562,643)		556,376

MORTGAGE-BACKED SECURITIES 5.3%
American General Mortgage Loan Trust
5.150% due 03/25/2058	274	277
Banc of America Commercial Mortgage Trust
0.340% due 06/10/2049	11	11
5.649% due 06/10/2049	11	11
Banc of America Mortgage Trust
2.794% due 06/25/2035	221	208
4.442% due 11/25/2034	113	111
Banc of America Re-REMIC Trust
5.611% due 06/24/2050	300	329
BCAP LLC Trust
5.222% due 03/26/2037	550	508
5.250% due 08/26/2037	1,607	1,631
Bear Stearns Adjustable Rate Mortgage Trust
2.210% due 08/25/2035	41	41
2.600% due 03/25/2035	134	135
2.686% due 01/25/2035	493	480
2.767% due 03/25/2035	152	148
2.793% due 03/25/2035	34	34
2.848% due 01/25/2035	557	553
Citigroup Mortgage Loan Trust, Inc.
2.200% due 09/25/2035	85	84
2.290% due 09/25/2035	96	94
2.510% due 10/25/2035	792	776
2.845% due 09/25/2037 ^	711	588
Countrywide Alternative Loan Trust
0.335% due 05/25/2047	2,527	2,165
0.362% due 12/20/2046	2,202	1,575
6.000% due 02/25/2037 ^	319	233
Countrywide Home Loan Mortgage Pass-Through Trust
2.645% due 11/19/2033	6	6
2.826% due 08/25/2034	60	53

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse Mortgage Capital Certificates
0.397% due 10/15/2021		$1,391	$1,388
5.383% due 02/15/2040		386	414
5.467% due 09/18/2039		912	993
DBUBS Mortgage Trust
3.386% due 07/10/2044		5,800	6,054
First Horizon Alternative Mortgage Securities
2.207% due 06/25/2034		25	24
Granite Mortgages PLC
0.904% due 09/20/2044	GBP	220	361
Greenpoint Mortgage Funding Trust
0.435% due 11/25/2045		$13	10
GS Mortgage Securities Trust
3.849% due 12/10/2043		3,321	3,504
GSR Mortgage Loan Trust
2.765% due 01/25/2035		127	127
HarborView Mortgage Loan Trust
0.406% due 03/19/2036		74	55
Holmes Master Issuer PLC
1.577% due 10/15/2054	EUR	2,331	3,221
IndyMac Mortgage Loan Trust
2.695% due 11/25/2035 ^		$279	246
JPMorgan Chase Commercial Mortgage Securities Trust
4.654% due 01/12/2037		66	66
JPMorgan Mortgage Trust
2.756% due 08/25/2035		137	138
2.774% due 07/25/2035		103	103
3.554% due 02/25/2035		229	230
LB-UBS Commercial Mortgage Trust
5.866% due 09/15/2045		152	169
MASTR Adjustable Rate Mortgages Trust
2.623% due 11/21/2034		81	83
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.907% due 09/15/2030		272	266
Merrill Lynch Mortgage Investors Trust
1.596% due 10/25/2035		287	279
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049		100	111
Morgan Stanley Capital Trust
5.910% due 06/11/2049		25	28
Morgan Stanley Mortgage Loan Trust
5.500% due 08/25/2035		294	296
Permanent Master Issuer PLC
1.527% due 07/15/2042	EUR	400	551
Residential Accredit Loans, Inc. Trust
1.503% due 09/25/2045		$223	180
Royal Bank of Scotland Capital Funding Trust
6.007% due 12/16/2049		600	656
Sequoia Mortgage Trust
0.367% due 07/20/2036		567	514
Structured Adjustable Rate Mortgage Loan Trust
1.534% due 01/25/2035		22	17
2.906% due 02/25/2034		34	34
5.500% due 12/25/2034		153	149
Structured Asset Mortgage Investments Trust
0.826% due 10/19/2034		32	31
Vornado DP LLC Trust
4.004% due 09/13/2028		1,500	1,568
Wachovia Bank Commercial Mortgage Trust
0.247% due 06/15/2020		200	199
5.088% due 08/15/2041		218	221
WaMu Mortgage Pass-Through Certificates
0.909% due 05/25/2047		355	309
2.482% due 12/25/2035		290	268
5.158% due 08/25/2035		69	67

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	13

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo Mortgage-Backed Securities Trust
2.498% due 06/25/2033		$128	$128
2.619% due 03/25/2036		319	313

Total Mortgage-Backed Securities (Cost $31,767)			33,422

ASSET-BACKED SECURITIES 5.0%
Aquilae CLO PLC
0.572% due 01/17/2023	EUR	563	766
Ares CLO Ltd.
0.469% due 03/12/2018		$237	237
Carrington Mortgage Loan Trust
0.485% due 10/25/2035		39	39
Citibank Omni Master Trust
2.917% due 08/15/2018		6,100	6,193
Commercial Industrial Finance Corp.
0.499% due 03/01/2021		859	849
0.499% due 05/10/2021		4,600	4,500
Countrywide Asset-Backed Certificates
0.345% due 07/25/2036		1,125	1,098
0.415% due 04/25/2036		134	131
4.756% due 04/25/2036		1,066	1,080
Credit-Based Asset Servicing and Securitization LLC
0.285% due 07/25/2037		22	13
First Franklin Mortgage Loan Trust
0.505% due 11/25/2035		3,696	3,589
0.545% due 09/25/2035		1,293	1,285
GSAMP Trust
0.235% due 12/25/2036		78	39
LCM Ltd.
0.476% due 03/21/2019		1,500	1,478
Magi Funding PLC
0.591% due 04/11/2021	EUR	240	326
Morgan Stanley Mortgage Loan Trust
6.000% due 07/25/2047 ^		$167	133
Nelnet Student Loan Trust
0.938% due 07/25/2018		70	70
North Carolina State Education Assistance Authority
0.688% due 10/26/2020		693	693
Penta CLO S.A.
0.551% due 06/04/2024	EUR	1,162	1,540

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SLM Student Loan Trust
0.278% due 04/25/2019		$2,200	$2,173
1.738% due 04/25/2023		3,591	3,703
1.817% due 12/15/2017		18	18
2.350% due 04/15/2039		209	209
Specialty Underwriting & Residential Finance Trust
0.225% due 01/25/2038		11	11
Structured Asset Securities Corp.
1.669% due 04/25/2035		517	495
Symphony CLO Ltd.
0.481% due 05/15/2019		683	677
Wood Street CLO BV
0.587% due 03/29/2021	EUR	140	189

Total Asset-Backed Securities (Cost $30,346)			31,534

SOVEREIGN ISSUES 6.0%
Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (b)		2,219	3,066
2.100% due 09/15/2016 (b)		2,990	4,245
2.100% due 09/15/2017 (b)		2,551	3,615
2.100% due 09/15/2021 (b)		216	290
3.100% due 09/15/2026 (b)		106	148
New South Wales Treasury Corp. CPI Linked Bond
2.500% due 11/20/2035	AUD	1,200	1,254
2.750% due 11/20/2025		3,700	4,138
Republic of Germany
0.750% due 04/15/2018 (b)	EUR	7,421	10,628
Slovenia Government International Bond
4.700% due 11/01/2016		1,100	1,571
United Kingdom Inflation Linked Gilt
2.500% due 07/26/2016	GBP	1,600	8,976

Total Sovereign Issues (Cost $37,752)			37,931

SHORT-TERM INSTRUMENTS 14.1%

REPURCHASE AGREEMENTS (c) 9.9%
			62,188

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 1.3%
Federal Home Loan Bank
0.104% due 05/07/2014 †	$3,900	$3,899
Freddie Mac
0.112% due 07/11/2014 †	2,900	2,899
0.122% due 07/01/2014 †	1,200	1,199

		7,997

U.S. TREASURY BILLS 2.9%
0.104% due 01/02/2014 - 12/11/2014 †(a)(d)(f)(h)	18,570	18,562

Total Short-Term Instruments (Cost $88,743)		88,747

Total Investments in Securities (Cost $793,505)		790,897

	SHARES
INVESTMENTS IN AFFILIATES 46.0%

SHORT-TERM INSTRUMENTS 46.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 46.0%
PIMCO Short-Term Floating NAV Portfolio	28,952,011	289,665
PIMCO Short-Term Floating NAV Portfolio III	3,677	37

Total Short-Term Instruments (Cost $289,719)		289,702

Total Investments in Affiliates (Cost $289,719)		289,702

Total Investments 171.5% (Cost $1,083,224)		$1,080,599

Financial Derivative Instruments (e)(g) (0.5%) (Cost or Premiums, net $(736))		(3,031)

Other Assets and Liabilities, net (71.0%)		(447,411)

Net Assets 100.0%		$630,157

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.010%†	12/31/2013	01/02/2014	$9,000	U.S. Treasury Notes 0.625% due 08/31/2017	$(3,059)	$9,000	$9,000
					U.S. Treasury Notes 2.375% due 12/31/2020	(6,121)
BOS	0.010%†	12/31/2013	01/02/2014	1,100	U.S. Treasury Notes 0.375% due 01/15/2016	(716)	1,100	1,100
					U.S. Treasury Notes 0.375% due 01/15/2016	(410)
FOB	0.010%	12/31/2013	01/02/2014	20,800	U.S. Treasury Notes 1.000% due 08/31/2016	(21,256)	20,800	20,800
JPS	0.030%	12/31/2013	01/02/2014	5,400	U.S. Treasury Notes 2.500% due 03/31/2015	(5,512)	5,400	5,400
	0.050%†	12/31/2013	01/02/2014	4,000	Freddie Mac 2.205% due 12/05/2022	(2,060)	4,000	4,000
					Freddie Mac 2.255% due 12/05/2022	(2,055)

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
MSC	0.020% †	12/31/2013	01/02/2014	$21,600	U.S. Treasury Notes 2.125% due 08/31/2020	$(7,648)	$21,600	$21,600
					U.S. Treasury Notes 2.125% due 08/31/2020	(14,378)
SSB	0.000% †	12/31/2013	01/02/2014	288	Freddie Mac 2.080% due 10/17/2022	(298)	288	288

Total Repurchase Agreements						$(63,513)	$62,188	$62,188

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
MSC	0.170%	12/05/2013	01/08/2014	$(94,808)	$(94,776)
TDM	0.140%	11/06/2013	01/06/2014	(48,440)	(48,444)
	0.180%	12/09/2013	01/07/2014	(356,863)	(356,786)
	0.190%	12/12/2013	01/10/2014	(11,187)	(11,186)

Total Sale-Buyback Transactions					$(511,192)

(2)

As of December 31, 2013, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended December 31, 2013 was $306,922 at a weighted average interest rate of 0.180%.

(3)	Payable for sale-buyback transactions includes $(186) of deferred price drop on sale-buyback transactions.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales (4)
Fannie Mae	5.500%	01/01/2044	$6,000	$(6,559)	$(6,602)
U.S. Treasury Inflation Protected Securities	0.125%	01/15/2022	929	(893)	(891)

Total Short Sales				$(7,452)	$(7,493)

(4)	Market value includes $1 of interest payable for short sales.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2013:

(d)	Securities with an aggregate market value of $509,209 have been pledged as collateral under the terms of the following master agreements as of December 31, 2013.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (5)
PIMCO CommodityRealReturn® Strategy Portfolio Global/Master Repurchase Agreement
BCY	$6,000	$0	$0	$0	$6,000	$(6,121)	$(121)
BOS	700	0	0	0	700	(716)	(16)
FOB	20,800	0	0	0	20,800	(21,256)	(456)
JPS	7,400	0	0	0	7,400	(7,572)	(172)
MSC	7,500	0	0	0	7,500	(7,648)	(148)
SSB	154	0	0	0	154	(158)	(4)

Master Securities Forward Transaction Agreement
BCY	0	0	0	(6,602)	(6,602)	0	(6,602)
MSC	0	0	(94,776)	0	(94,776)	94,690	(86)
SGY	0	0	0	(891)	(891)	0	(891)
TDM	0	0	(416,416)	0	(416,416)	414,518	(1,898)

PIMCO Cayman Commodity Portfolio I, Ltd. (Subsidiary) Global/Master Repurchase Agreement
BCY	3,000	0	0	0	3,000	(3,059)	(59)
BOS	400	0	0	0	400	(410)	(10)
JPS	2,000	0	0	0	2,000	(2,055)	(55)
MSC	14,100	0	0	0	14,100	(14,378)	(278)
SSB	134	0	0	0	134	(140)	(6)

Total Borrowings and Other Financing Transactions	$62,188	$0	$(511,192)	$(7,493)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	15

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - COMEX Gold 100 oz. February Futures †	$1,175.000	01/28/2014	7	$(7)	$(11)
Call - COMEX Gold 100 oz. February Futures †	1,260.000	01/28/2014	7	(5)	(4)
Put - NYMEX WTI Brent Crude Spread December Futures †	1.000	01/15/2014	1	(1)	0
Call - NYMEX WTI Brent Crude Spread December Futures †	1.100	01/15/2014	1	(1)	0
Call - NYMEX WTI Brent Crude Spread December Futures †	7.000	01/15/2014	1	(1)	0
Call - NYMEX WTI Brent Crude Spread December Futures †	8.000	01/15/2014	4	(4)	(1)
Put - NYMEX WTI Brent Crude Spread December Futures †	13.000	01/15/2014	1	(1)	(1)
Put - NYMEX WTI Brent Crude Spread December Futures †	14.000	01/15/2014	4	(4)	(3)
Call - NYMEX WTI Brent Crude Spread December Futures †	(6.000)	05/14/2014	17	(30)	(16)
Put - NYMEX WTI Crude February Futures †	93.000	01/15/2014	2	(1)	0
Call - NYMEX WTI Crude February Futures †	102.000	01/15/2014	4	(1)	(1)

				$(56)	$(37)

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CME 3-Year Mid-Curve on Eurodollar March Futures	$97.375	03/14/2014	47	$(16)	$(23)

Total Written Options				$(72)	$(60)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3.5% Fuel Oil NWE Crack Spread February Futures †	Short	02/2014	1	$(4)	$0	$0
3.5% Fuel Oil NWE Crack Spread January Futures †	Short	01/2014	1	(5)	0	0
3.5% Fuel Oil NWE Crack Spread March Futures †	Short	03/2014	1	(4)	0	0
90-Day Eurodollar December Futures	Long	12/2015	187	(3)	0	(10)
90-Day Eurodollar June Futures	Long	06/2016	33	(22)	0	(2)
90-Day Eurodollar March Futures	Long	03/2016	213	(165)	0	(11)
90-Day Eurodollar March Futures	Long	03/2017	62	3	0	(6)
90-Day Eurodollar September Futures	Long	09/2014	82	29	0	(1)
90-Day Eurodollar September Futures	Long	09/2015	103	1	0	(5)
Brent Crude April Futures †	Long	03/2014	15	23	0	(6)
Brent Crude August Futures †	Short	07/2014	45	(57)	19	0
Brent Crude December Futures †	Short	11/2014	8	(3)	4	0
Brent Crude July Futures †	Short	06/2014	15	(20)	6	0
Brent Crude June Futures †	Long	05/2014	19	(2)	0	(8)
Brent Crude March Futures †	Long	02/2014	3	4	0	(1)
Brent Crude March Futures †	Short	02/2015	19	(90)	11	0
Brent Crude September Futures †	Short	08/2014	38	(66)	17	0
Cotton No.2 March Futures †	Short	03/2014	1	0	0	0
Cotton No.2 May Futures †	Long	05/2014	1	(0)	0	0
Gas Oil Crack Spread Swap February Futures †	Long	02/2014	1	(0)	0	0
Gas Oil Crack Spread Swap January Futures †	Long	01/2014	1	(0)	0	0
Gas Oil Crack Spread Swap March Futures †	Long	03/2014	1	(0)	0	0
Gold 100 oz. February Futures †	Long	02/2014	2	(10)	2	0
Hard Red Spring Wheat March Futures †	Long	03/2014	10	(32)	3	0
Henry Hub Natural Gas April Futures †	Short	03/2014	366	195	498	0
Henry Hub Natural Gas April Futures †	Short	03/2015	26	5	17	0
Henry Hub Natural Gas August Futures †	Long	07/2015	26	4	0	(13)
Henry Hub Natural Gas December Futures †	Long	11/2014	75	(56)	0	(86)
Henry Hub Natural Gas March Futures †	Short	02/2014	11	0	21	0
Henry Hub Natural Gas May Futures †	Long	04/2014	26	4	0	(33)
Henry Hub Natural Gas May Futures †	Long	04/2015	26	(4)	0	(15)
Henry Hub Natural Gas October Futures †	Long	09/2014	276	(236)	0	(343)
Henry Hub Natural Gas October Futures †	Short	09/2015	26	(2)	13	0
Henry Hub Natural Gas Swap April Futures †	Short	03/2014	4	3	2	0
Henry Hub Natural Gas Swap April Futures †	Long	03/2016	15	(5)	0	0
Henry Hub Natural Gas Swap August Futures †	Short	07/2014	4	2	1	0
Henry Hub Natural Gas Swap August Futures †	Long	07/2016	15	(4)	0	0
Henry Hub Natural Gas Swap December Futures †	Short	11/2014	4	1	1	0
Henry Hub Natural Gas Swap December Futures †	Long	11/2016	15	0	0	0

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Henry Hub Natural Gas Swap February Futures †	Short	01/2014	8	$2	$4	$0
Henry Hub Natural Gas Swap February Futures †	Long	01/2016	15	2	0	(2)
Henry Hub Natural Gas Swap January Futures †	Long	12/2015	15	3	0	(2)
Henry Hub Natural Gas Swap July Futures †	Short	06/2014	4	2	1	0
Henry Hub Natural Gas Swap July Futures †	Long	06/2016	15	(4)	0	0
Henry Hub Natural Gas Swap June Futures †	Short	05/2014	4	3	1	0
Henry Hub Natural Gas Swap June Futures †	Long	05/2016	15	(4)	0	0
Henry Hub Natural Gas Swap March Futures †	Short	02/2014	4	2	2	0
Henry Hub Natural Gas Swap March Futures †	Long	02/2016	15	1	0	(1)
Henry Hub Natural Gas Swap May Futures †	Short	04/2014	4	3	1	0
Henry Hub Natural Gas Swap May Futures †	Long	04/2016	15	(5)	0	0
Henry Hub Natural Gas Swap November Futures †	Short	10/2014	4	2	1	0
Henry Hub Natural Gas Swap November Futures †	Long	10/2016	15	(2)	0	0
Henry Hub Natural Gas Swap October Futures †	Short	09/2014	4	2	1	0
Henry Hub Natural Gas Swap October Futures †	Long	09/2016	15	(3)	0	0
Henry Hub Natural Gas Swap September Futures †	Short	08/2014	4	2	1	0
Henry Hub Natural Gas Swap September Futures †	Long	08/2016	15	(4)	0	0
RBOB Gasoline June Futures †	Long	05/2014	6	43	0	(2)
RBOB Gasoline March Futures †	Short	02/2014	3	(10)	0	0
Soybean March Futures †	Short	03/2014	64	100	52	0
Soybean May Futures †	Long	05/2014	51	42	0	(38)
Soybean Meal March Futures †	Short	03/2014	10	15	10	0
Sugar No. 11 May Futures †	Short	04/2014	2	(0)	0	0
U.S. Treasury 5-Year Note March Futures	Long	03/2014	424	(557)	0	(40)
U.S. Treasury 10-Year Note March Futures	Long	03/2014	82	(152)	0	(42)
Wheat July Futures †	Short	07/2014	2	8	0	0
Wheat March Futures †	Short	03/2014	14	42	0	(4)
Wheat September Futures †	Long	09/2014	2	(8)	1	0
White Sugar May Futures †	Long	04/2014	2	0	0	0
WTI Crude December Futures †	Long	11/2014	73	42	0	(24)
WTI Crude December Futures †	Short	11/2015	7	1	0	0
WTI Crude June Futures †	Short	05/2014	85	(60)	47	0
WTI Crude June Futures †	Short	05/2015	12	3	1	0
WTI Crude March Futures †	Long	02/2015	19	(6)	0	(4)
WTI Crude September Futures †	Long	08/2014	83	103	0	(36)
WTI Crude September Futures †	Long	08/2015	14	(10)	0	(1)

Total Futures Contracts				$(918)	$738	$(736)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin (1)
								Asset	Liability
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	$	15,500	$3,373	$2,444	$178	$0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		17,900	1,421	660	228	0
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	1,340,000	(142)	(42)	43	0

						$4,652	$3,062	$449	$0

Total Swap Agreements						$4,652	$3,062	$449	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2013:

(f)	Securities with an aggregate market value of $2,798 and cash of $1,779 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (1)			Market Value	Variation Margin Liability (1)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
PIMCO CommodityRealReturn® Strategy Portfolio (2)	$0	$5	$449	$454	$(23)	$(137)	$0	$(160)
PIMCO Cayman Commodity Portfolio I, Ltd. (Subsidiary) (2)	0	738	0	738	(37)	(624)	0	(661)

Total Exchange-Traded or Centrally Cleared	$0	$743	$449	$1,192	$(60)	$(761)	$0	$(821)

(1)	Unsettled variation margin asset of $5 and liability of $(25) for closed futures is outstanding at period end.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	17

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

(2)

The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received		Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2014			EUR	23,457	$	32,366	$96	$0
	01/2014		$		7,302	AUD	8,239	53	0
	02/2014			AUD	8,239	$	7,288	0	(54)

BRC	03/2014			GBP	5,815		9,514	0	(111)

CBK	01/2014			AUD	8,239		7,519	164	0
	01/2014		$		32,293	EUR	23,457	0	(23)
	02/2014			EUR	23,457	$	32,293	23	0
	03/2014			CAD	738		695	2	0
	03/2014	†	$		422	EUR	306	0	(1)

DUB	01/2014			ZAR	3,561	$	364	25	0

HUS	02/2014			JPY	37,100		374	21	0

MSC	01/2014			BRL	4,784		2,048	20	0
	01/2014		$		2,029	BRL	4,784	0	(1)
	02/2014				2,032		4,784	0	(20)
	03/2014				1,491	MXN	19,694	10	0

UAG	02/2014			EUR	1,574	$	2,168	3	0

Total Forward Foreign Currency Contracts								$417	$(210)

PURCHASED OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description		Strike Price	Expiration Date	Notional Amount	Cost	Market Value
MYC	Call - OTC WTI Crude December Futures †	$	150.000	11/17/2015	$8,200	$517	$11

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.875%	04/14/2014	$	4,200	$213	$164

Total Purchased Options								$730	$175

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description		Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Call - OTC NRCAL 16 Index †	$	4.250	01/29/2014	$6,000	$(4)	$(2)

MAC	Put - OTC Soybean No. 2 March Futures †		1,100.000	02/21/2014	15	(1)	0

MYC	Call - OTC Brent Crude December Futures †		160.000	11/10/2015	8,200	(517)	(20)
	Call - OTC Cotton No. 2 May Futures †		110.000	04/11/2014	700	(1)	0

						$(523)	$(22)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.850%	04/14/2014	$	17,600	$(211)	$(19)

GLM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.300%	03/17/2014		3,300	(4)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.900%	03/17/2014		3,300	(14)	(25)

RYL	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	01/27/2014		33,400	(199)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500%	01/27/2014		26,900	(292)	(14)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	03/03/2014		7,000	(26)	(1)

								$(746)	$(59)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BPS	Put - OTC GOLDLNPM versus PLTMLNPM Index Spread †	0.000	10/01/2014	$ 40	$(21)	$(6)

DUB	Put - OTC GOLDLNPM versus PLTMLNPM Index Spread †	0.000	03/04/2014	20	(17)	0
	Put - OTC GOLDLNPM versus PLTMLNPM Index Spread †	0.000	10/02/2014	10	(5)	(1)

GST	Put - OTC GOLDLNPM versus PLTMLNPM Index Spread †	(3.000)	03/03/2014	45	(38)	(1)

					$(81)	$(8)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount	Premiums (Received)	Market Value
BPS	Floor - OTC YOY CPURNSA Index	0.000	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/01/2018	$700	$(6)	$(4)

CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	12,100	(108)	(13)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	1,000	(13)	(1)

DUB	Floor - OTC CPURNSA Index	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	1,300	(10)	(1)
	Floor -OTC YOY CPURNSA Index	0.000	Maximum of [(1 + 0.000%) - (Final Index/Initial Index)] or 0	01/22/2018	900	(8)	(5)

						$(145)	$(24)

Total Written Options						$(1,495)	$(113)

(1)	YOY options may have a series of expirations.

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2013:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in JPY		Premiums
Balance at 12/31/2012	40	$156,560	EUR	2,700	JPY	0	$(2,712)
Sales	1,418	321,630		55,500		580,000	(2,415)
Closing Buys	(477)	(35,410)		0		0	910
Expirations	(543)	(213,450)		(58,200)		(580,000)	1,984
Exercised	(342)	(106,800)		0		0	666

Balance at 12/31/2013	96	$122,530	EUR	0	JPY	0	$(1,567)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
CBK	Pay	GOCO CAL14 Index †	$17.760	12/31/2014	2,400	$0	$3	$3	$0
	Pay	GOCO CAL14 Index †	17.880	12/31/2014	1,800	0	3	3	0
	Pay	HSFOCO CAL14 Index †	10.750	12/31/2014	2,400	0	14	14	0
	Pay	HSFOCO CAL14 Index †	10.100	12/31/2014	1,800	0	12	12	0
	Pay	JETNWE CAL14 Index †	960.000	12/31/2014	6,204	0	(264)	0	(264)
	Receive	ULSDNWE CAL14 Index †	901.750	12/31/2014	6,600	0	300	300	0

DUB	Receive	GOCO CAL14 Index †	17.000	12/31/2014	10,800	0	(6)	0	(6)
	Pay	GOCO CAL14 Index †	17.180	12/31/2014	6,000	0	5	5	0
	Receive	HSFOCO CAL14 Index †	13.650	12/31/2014	10,800	0	(33)	0	(33)
	Pay	HSFOCO CAL14 Index †	9.880	12/31/2014	6,000	0	41	41	0
	Receive	LLSBRT CAL14 Index †	10.250	12/31/2014	60,000	0	71	71	0
	Receive	NGCAL19 Index †	7.200	12/31/2019	84,000	0	(220)	0	(220)
	Pay	Wheat December Futures †	7.110	11/21/2014	10,000	0	7	7	0
	Pay	Wheat July Futures †	6.965	06/20/2014	5,000	0	4	4	0
		Wheat March Futures †	7.145	02/19/2015	15,000	0	(10)	0	(10)

GST	Pay	GOCO CAL14 Index †	17.100	12/31/2014	6,000	0	4	4	0
	Pay	GOCO CAL14 Index †	17.700	12/31/2014	1,800	0	2	2	0
	Pay	GOCO CAL14 Index †	18.000	12/31/2014	4,800	0	8	8	0
	Pay	HSFOCO CAL14 Index †	11.000	12/31/2014	4,800	0	27	27	0
	Pay	HSFOCO CAL14 Index †	10.100	12/31/2014	1,800	0	12	12	0
	Pay	HSFOCO CAL14 Index †	9.900	12/31/2014	6,000	0	41	41	0

						$0	$21	$554	$(533)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	19

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2013 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Cardinal Health, Inc.	(0.590%	)	06/20/2017	0.185%	$400	$0	$(6)	$0	$(6)

GST	RPM International, Inc.	(1.500%	)	03/20/2018	0.558%	1,000	0	(40)	0	(40)

							$0	$(46)	$0	$(46)

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2021	EUR	2,500	$(4)	$77	$73	$0

BPS	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021		1,000	4	56	60	0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2021		1,500	2	42	44	0
	Pay	1-Month EUR-FRCPXTOB Index	2.100%	07/25/2021		1,800	(17)	138	121	0
	Pay	1-Month EUR-FRCPXTOB Index	2.108%	10/08/2023		4,300	17	125	142	0
	Receive	3-Month USD-CPURNSA Index	1.825%	11/29/2016	$	1,700	0	0	0	(0)
	Receive	3-Month USD-CPURNSA Index	2.250%	07/15/2017		8,700	20	(230)	0	(210)
	Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022		2,600	18	(71)	0	(53)

BRC	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2021	EUR	3,500	(24)	125	101	0
	Pay	1-Year BRL-CDI	10.910%	01/02/2017	BRL	1,500	2	(13)	0	(11)

CBK	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	500	8	22	30	0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2023		100	1	0	1	0
	Pay	1-Month EUR-FRCPXTOB Index	2.108%	10/08/2023		400	5	8	13	0

DUB	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021		100	2	4	6	0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2023		700	7	3	10	0
	Pay	1-Month EUR-FRCPXTOB Index	2.108%	10/08/2023		500	6	10	16	0
	Pay	1-Year BRL-CDI	10.910%	01/02/2017	BRL	9,700	(5)	(70)	0	(75)
	Receive	3-Month USD-CPURNSA Index	1.728%	12/19/2015	$	5,100	0	0	0	0
	Receive	3-Month USD-CPURNSA Index	1.845%	11/29/2016		4,700	0	(3)	0	(3)
	Receive	3-Month USD-CPURNSA Index	1.825%	11/29/2016		1,200	0	0	0	0
	Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022		1,200	10	(35)	0	(25)
	Receive	3-Month USD-CPURNSA Index	2.560%	05/08/2023		13,100	0	(204)	0	(204)

FBF	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	300	0	18	18	0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2023		200	1	1	2	0

GLM	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021		2,700	30	133	163	0
	Pay	1-Year BRL-CDI	8.150%	01/02/2015	BRL	100	0	(1)	0	(1)
	Pay	1-Year BRL-CDI	8.300%	01/02/2017		10,300	13	(362)	0	(349)
	Pay	1-Year BRL-CDI	10.910%	01/02/2017		15,400	(2)	(117)	0	(119)
	Receive	3-Month USD-CPURNSA Index	2.415%	02/12/2017	$	2,900	0	(75)	0	(75)

JPM	Pay	1-Month EUR-FRCPXTOB Index	2.100%	07/25/2021	EUR	500	(5)	39	34	0
	Pay	1-Year BRL-CDI	7.900%	01/02/2015	BRL	100	0	(1)	0	(1)

MYC	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2023	EUR	500	6	2	8	0
	Pay	1-Year BRL-CDI	8.220%	01/02/2017	BRL	800	(1)	(27)	0	(28)

RYL	Pay	1-Month EUR-FRCPXTOB Index	2.100%	07/25/2021	EUR	500	(5)	38	33	0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2023		100	1	0	1	0

UAG	Pay	1-Year BRL-CDI	10.410%	01/02/2015	BRL	3,300	2	1	3	0
	Pay	1-Year BRL-CDI	8.150%	01/02/2017		13,100	0	(475)	0	(475)
	Pay	1-Year BRL-CDI	10.910%	01/02/2017		7,300	9	(65)	0	(56)

							$101	$(907)	$879	$(1,685)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (5)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Receive	DJUBSTR Index †	164,860	3-Month U.S. Treasury Bill rate plus a specified spread	02/18/2014	$41,934	$(197)	$0	$(197)
	Receive	ENHGD84T Index †	90,983	3-Month U.S. Treasury Bill rate plus a specified spread	02/18/2014	20,890	(98)	0	(98)

CBK	Receive	CVICSTR3 Index †	42,789	3-Month U.S. Treasury Bill rate plus a specified spread	02/18/2014	11,720	(58)	0	(58)

DUB	Receive	DJUBSTR Index †	180,267	3-Month U.S. Treasury Bill rate plus a specified spread	02/18/2014	45,853	(216)	0	(216)

FBF	Receive	DJUBSTR Index †	128,716	3-Month U.S. Treasury Bill rate plus a specified spread	02/18/2014	32,740	(154)	0	(154)

GLM	Receive	ENHGD84T Index †	185,666	3-Month U.S. Treasury Bill rate plus a specified spread	02/18/2014	60,549	(285)	0	(285)

JPM	Receive	DJUBSTR Index †	311,792	3-Month U.S. Treasury Bill rate plus a specified spread	02/18/2014	79,308	(373)	0	(373)
	Receive	JMABNIC0 Index †	5,035	3-Month U.S. Treasury Bill rate plus a specified spread	02/18/2014	3,536	(13)	0	(13)
	Receive	JMABNICP Index †	15,324	3-Month U.S. Treasury Bill rate plus a specified spread	02/18/2014	10,457	(22)	0	(22)

MAC	Receive	DJUBSTR Index †	28,600	3-Month U.S. Treasury Bill rate plus a specified spread	02/18/2014	7,275	(34)	0	(34)

MYC	Receive	DJUBSTR Index †	241,799	3-Month U.S. Treasury Bill rate plus a specified spread	02/18/2014	61,504	(290)	0	(290)
	Receive	MOTT3001 Index †	234,163	3-Month U.S. Treasury Bill rate plus a specified spread	02/18/2014	64,368	(304)	0	(304)
	Receive	MOTT3002 Index †	412,422	3-Month U.S. Treasury Bill rate plus a specified spread	02/18/2014	112,306	(559)	0	(559)

SOG	Receive	DJUBSF3T Index †	58,980	3-Month U.S. Treasury Bill rate plus a specified spread	02/18/2014	32,666	(107)	0	(107)
	Receive	DJUBSTR Index †	149,425	3-Month U.S. Treasury Bill rate plus a specified spread	02/18/2014	38,008	(179)	0	(179)

							$(2,889)	$0	$(2,889)

(5)

Receive represents that the Portfolio receives monthly payments for any positive monthly return on the underlying reference. The Portfolio makes payments for any negative monthly return on such underlying reference. Pay represents that the Portfolio receives monthly payments for any negative monthly return on the underlying reference. The Portfolio makes payments for any positive monthly return on such underlying reference.

VARIANCE SWAPS

Counterparty	Pay/Receive Variance	Reference Entity	Variance Strike Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
CBK	Pay	Natural Gas February Futures †	18.706%	01/28/2014	$31	$0	$1	$1	$0

DUB	Receive	Copper March Futures †	4.840%	03/04/2014	291	0	(8)	0	(8)
	Receive	Copper March Futures †	5.063%	03/04/2014	200	0	(6)	0	(6)
	Pay	Primary Aluminum March Futures †	3.803%	03/04/2014	327	0	6	6	0
	Pay	Primary Aluminum March Futures †	4.000%	03/04/2014	200	0	4	4	0

GST	Pay	Brent Crude February Futures †	3.028%	01/13/2014	290	0	3	3	0
	Pay	GOLDLNPM Index †	5.881%	01/09/2014	370	0	9	9	0
	Pay	GOLDLNPM Index †	5.176%	08/06/2014	670	0	5	5	0
	Pay	GOLDLNPM Index †	6.126%	11/25/2015	170	0	(1)	0	(1)
	Pay	PLTMLNPM Index †	4.840%	01/24/2014	130	0	3	3	0
	Pay	S&P 500 Index †	4.020%	10/17/2014	1,030	0	5	5	0
	Receive	SLVRLND Index †	10.890%	11/25/2015	130	0	2	2	0
	Receive	WTI Crude February Futures †	2.890%	01/15/2014	290	0	(2)	0	(2)

JPM	Pay	GOLDLNPM Index †	7.563%	09/30/2014	570	0	16	16	0
	Pay	Natural Gas February Futures †	17.640%	01/28/2014	63	0	3	3	0

MYC	Pay	GOLDLNPM Index †	4.796%	06/04/2014	230	0	0	0	0
	Pay	GOLDLNPM Index †	4.840%	06/04/2014	680	0	1	1	0
	Pay	GOLDLNPM Index †	5.406%	04/21/2016	910	0	(12)	0	(12)
	Pay	Natural Gas February Futures †	15.210%	01/28/2014	34	0	0	0	0
	Pay	Natural Gas February Futures †	18.276%	01/28/2014	31	0	1	1	0
	Pay	Natural Gas March Futures †	15.603%	02/25/2014	103	0	2	2	0
	Receive	SLVRLND Index †	9.151%	04/21/2016	700	0	17	17	0

						$0	$49	$78	$(29)

Total Swap Agreements						$101	$(3,772)	$1,511	$(5,182)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	21

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2013:

(h)	Securities with an aggregate market value of $1,183 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
PIMCO CommodityRealReturn® Strategy Portfolio
BOA	$151	$0	$73	$224	$(53)	$0	$0	$(53)	$171	$(270)	$(99)
BPS	0	0	367	367	0	(4)	(263)	(267)	100	0	100
BRC	0	0	101	101	(111)	0	(12)	(123)	(22)	0	(22)
CBK	189	0	44	233	(24)	(14)	0	(38)	195	(270)	(75)
DUB	25	164	32	221	0	(25)	(312)	(337)	(116)	299	183
FBF	0	0	20	20	0	0	0	0	20	0	20
GLM	0	0	163	163	0	(25)	(544)	(569)	(406)	454	48
GST	0	0	0	0	0	0	(40)	(40)	(40)	0	(40)
HUS	21	0	0	21	0	0	0	0	21	0	21
JPM	0	0	34	34	0	0	(1)	(1)	33	0	33
MSC	30	0	0	30	(21)	0	0	(21)	9	(140)	(131)
MYC	0	0	8	8	0	0	(28)	(28)	(20)	(19)	(39)
RYL	0	0	34	34	0	(15)	0	(15)	19	0	19
UAG	1	0	3	4	0	0	(531)	(531)	(527)	430	(97)

PIMCO Cayman Commodity Portfolio I, Ltd. (Subsidiary)
BOA	0	0	0	0	0	(2)	(295)	(297)	(297)	(620)	(917)
BPS	0	0	0	0	0	(6)	0	(6)	(6)	0	(6)
CBK	0	0	333	333	(1)	0	(323)	(324)	9	(280)	(271)
DUB	0	0	138	138	0	(1)	(499)	(500)	(362)	(310)	(672)
FBF	0	0	0	0	0	0	(154)	(154)	(154)	(330)	(484)
GLM	0	0	0	0	0	0	(285)	(285)	(285)	(600)	(885)
GST	0	0	121	121	0	(1)	(3)	(4)	117	(260)	(143)
JPM	0	0	19	19	0	0	(408)	(408)	(389)	(620)	(1,009)
MAC	0	0	0	0	0	0	(34)	(34)	(34)	0	(34)
MYC	0	11	21	32	0	(20)	(1,165)	(1,185)	(1,153)	(8,345)	(9,498)
SOG	0	0	0	0	0	0	(285)	(285)	(285)	(480)	(765)

Total Over the Counter	$417	$175	$1,511	$2,103	$(210)	$(113)	$(5,182)	$(5,505)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default . Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk(1) exposure:

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of December 31, 2013:

	Derivatives not accounted for as hedging instruments

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$738	$0	$0	$0	$5	$743
Swap Agreements	0	0	0	0	449	449

	$738	$0	$0	$0	$454	$1,192

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$417	$0	$417
Purchased Options	11	0	0	0	164	175
Swap Agreements	626	0	5	0	880	1,511

	$637	$0	$5	$417	$1,044	$2,103

	$1,375	$0	$5	$417	$1,498	$3,295

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

	Derivatives not accounted for as hedging instruments

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$37	$0	$0	$0	$23	$60
Futures	624	0	0	0	137	761

	$661	$0	$0	$0	$160	$821

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$210	$0	$210
Written Options	30	0	0	0	83	113
Swap Agreements	3,451	45	0	0	1,686	5,182

	$3,481	$45	$0	$210	$1,769	$5,505

	$4,142	$45	$0	$210	$1,929	$6,326

The Effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the Period Ended December 31, 2013:

	Derivatives not accounted for as hedging instruments

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(130)	$0	$0	$0	$(2)	$(132)
Written Options	449	0	0	0	8	457
Futures	(511)	0	0	0	547	36
Swap Agreements	0	(197)	0	0	(934)	(1,131)

	$(192)	$(197)	$0	$0	$(381)	$(770)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(319)	$0	$(319)
Purchased Options	(403)	0	0	48	(7)	(362)
Written Options	371	0	0	74	782	1,227
Swap Agreements	(71,272)	(41)	257	0	(163)	(71,219)

	$(71,304)	$(41)	$257	$(197)	$612	$(70,673)

	$(71,496)	$(238)	$257	$(197)	$231	$(71,443)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$65	$0	$0	$0	$0	$65
Written Options	(28)	0	0	0	(7)	(35)
Futures	(111)	0	0	0	(950)	(1,061)
Swap Agreements	0	0	0	0	2,580	2,580

	$(74)	$0	$0	$0	$1,623	$1,549

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$737	$0	$737
Purchased Options	274	0	0	0	85	359
Written Options	(208)	0	0	0	578	370
Swap Agreements	3,648	(72)	(127)	0	(1,008)	2,441

	$3,714	$(72)	$(127)	$737	$(345)	$3,907

	$3,640	$(72)	$(127)	$737	$1,278	$5,456

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	23

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

December 31, 2013

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$23,154	$0	$23,154
Industrials	0	1,582	0	1,582
Utilities	0	3,736	0	3,736
U.S. Government Agencies	0	12,207	2,208	14,415
U.S. Treasury Obligations	0	556,376	0	556,376
Mortgage-Backed Securities	0	33,422	0	33,422
Asset-Backed Securities	0	31,534	0	31,534
Sovereign Issues	0	37,931	0	37,931
Short-Term Instruments
Repurchase Agreements	0	62,188	0	62,188
Short-Term Notes	0	7,997	0	7,997
U.S. Treasury Bills	0	18,562	0	18,562
	$0	$788,689	$2,208	$790,897

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$289,702	$0	$0	$289,702

Total Investments	$289,702	$788,689	$2,208	$1,080,599

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(6,602)	$0	$(6,602)
U.S. Treasury Obligations	0	(891)	0	(891)
	$0	$(7,493)	$0	$(7,493)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	738	449	0	1,187
Over the counter	0	2,103	0	2,103
	$738	$2,552	$0	$3,290

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(796)	0	0	(796)
Over the counter	0	(5,473)	(32)	(5,505)
	$(796)	$(5,473)	$(32)	$(6,301)

Totals	$289,644	$778,275	$2,176	$1,070,095

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2013:

Category and Subcategory	Beginning Balance at 12/31/2012	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2013 (2)
Investments in Securities, at Value
U.S. Government Agencies	$2,501	$0	$(301)	$0	$0	$8	$0	$0	$2,208	$9
Mortgage-Backed Securities	2,772	0	(732)	4	12	83	0	(2,139)	0	0

	$5,273	$0	$(1,033)	$4	$12	$91	$0	$(2,139)	$2,208	$9

Financial Derivative Instruments - Liabilities
Over the counter	$(28)	$0	$(99)	$0	$0	$95	$0	$0	$(32)	$94

Totals	$5,245	$0	$(1,132)	$4	$12	$186	$0	$(2,139)	$2,176	$103

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
U.S. Government Agencies	$2,208	Third Party Vendor	Broker Quote	100.54-101.04

Financial Derivative Instruments - Liabilities
Over the counter	(32)	Indicative Market Quotation	Broker Quote	0.03-14.99

Total	$2,176

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

†	All or a portion of this security is owned by PIMCO Cayman Commodity Portfolio I, Ltd., which is a 100% owned subsidiary of the Portfolio.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2013

1. ORGANIZATION

The PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Consolidated Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Consolidated Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid and are included in net realized gain or loss on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period and are included in net change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies on the Consolidated Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class

ANNUAL REPORT	DECEMBER 31, 2013	25

Notes to Financial Statements (Cont.)

specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Consolidated Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a Consolidated Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions or short sale transactions, have been determined to be at a level requiring a Consolidated Statement of Cash Flows. The Consolidated Statement of Cash Flows has been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Consolidated Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Consolidated Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

Valuation Committee, or Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of

ANNUAL REPORT	DECEMBER 31, 2013	27

Notes to Financial Statements (Cont.)

significant unobservable inputs, if any, have been included in the Notes to Consolidated Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S.

dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that

ANNUAL REPORT	DECEMBER 31, 2013	29

Notes to Financial Statements (Cont.)

may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises   The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a

government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2013 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
$148,147	$1,236,484	$(1,094,983)	$5	$12	$289,665	$183	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
$0	$200,037	$(200,000)	$0	$0	$37	$37	$0

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates.

ANNUAL REPORT	DECEMBER 31, 2013	31

Notes to Financial Statements (Cont.)

Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Consolidated Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Commodity Futures Contracts  The Portfolio may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise for a Commodity Option will not include physical delivery of the underlying commodity but will rather settle the amount of the difference between the current market value of the underlying futures

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

contract and the strike price directly into the Portfolio’s custody account. For an option that is in-the-money, the Portfolio will normally offset its position rather than exercise the option to retain any remaining time value.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Indices  The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns for the Portfolio or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will rather settle the amount of the difference between the settlement price of the underlier and the strike price directly into the Portfolio’s custody account.

Options on Securities  The Portfolio may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns for the Portfolio or to hedge an existing position or future investment.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Commodity Forward Swap Agreements  The Portfolio may invest in commodity forward swap agreements (“Commodity Forwards”) to gain or mitigate exposure to the underlying reference commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying reference commodity exceeds or falls

ANNUAL REPORT	DECEMBER 31, 2013	33

Notes to Financial Statements (Cont.)

short of the offsetting payment obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2013 for which the Portfolio is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements to gain or mitigate exposure to the underlying reference securities. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance, the

Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements. As mentioned earlier in this report, the U.S. is currently experiencing historically low interest rates. This combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, the fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair the performance of the Portfolio.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in

ANNUAL REPORT	DECEMBER 31, 2013	35

Notes to Financial Statements (Cont.)

financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in Consolidated the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

8. BASIS FOR CONSOLIDATION OF THE PIMCO COMMODITYREALRETURN® STRATEGY PORTFOLIO

PIMCO Cayman Commodity Portfolio I Ltd. (the “Commodity Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of December 31, 2013 of the Commodity Subsidiary to the Portfolio (amounts in thousands).

ANNUAL REPORT	DECEMBER 31, 2013	37

Notes to Financial Statements (Cont.)

Date of Incorporation	07/21/2006
Subscription Agreement	08/01/2006
Portfolio Net Assets	$630,157
Subsidiary % of Portfolio Net Assets	17.7%

Subsidiary Financial Statement Information
Total assets	$121,981
Total liabilities	10,475
Net assets	$111,506
Total income	313
Net investment income (loss)	(530)
Net realized gain (loss)	(64,818)
Net change in unrealized appreciation (depreciation)	(4,331)
Increase (decrease) in net assets resulting from operations	$(69,679)

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.49%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Commodity Subsidiary has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity

38	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver by PIMCO. For the period ended December 31, 2013, the amount was $835,912.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2013, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$35,173	$24,620

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2013, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$428,113	$496,544	$39,949	$125,414

ANNUAL REPORT	DECEMBER 31, 2013	39

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2013		Year Ended 12/31/2012
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	206	$1,332	22	$170
Administrative Class	22,767	145,818	19,674	144,866
Advisor Class	6,020	39,184	5,589	42,406
Issued as reinvestment of distributions
Institutional Class	1	8	1	7
Administrative Class	1,382	9,149	4,867	35,157
Advisor Class	350	2,343	1,162	8,482
Cost of shares redeemed
Institutional Class	(20)	(134)	0	0
Administrative Class	(23,024)	(147,293)	(23,634)	(179,907)
Advisor Class	(3,558)	(23,171)	(4,349)	(32,897)
Net increase resulting from Portfolio share transactions	4,124	$27,236	3,332	$18,284

As of December 31, 2013, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 44% of the Portfolio. One shareholder is a related party to the portfolio and comprises 19% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2013, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2010-2012, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is

40	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2013, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$2,035	$—	$252	$(957)	$(15,305)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through December 31, 2013 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2013 through December 31, 2013, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2013, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$—	$—	$—	$—

Under the recently enacted Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2013, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$9,481	$5,823

As of December 31, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$1,803,371	$6,805	$(9,577)	$(2,772)

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2013 and December 31, 2012, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2013	$11,370	$130	$—
12/31/2012	$41,098	$2,547	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2013	41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO CommodityRealReturn® Strategy Portfolio:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations, of changes in net assets and of cash flows and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO CommodityRealReturn® Strategy Portfolio and its wholly owned subsidiary (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2013, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2014

42	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FOB	Credit Suisse Securities (USA) LLC	MYC	Morgan Stanley Capital Services, Inc.
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RYL	Royal Bank of Scotland Group PLC
BOS	Banc of America Securities LLC	GST	Goldman Sachs International	SGY	Societe Generale, New York
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	JPS	JPMorgan Securities, Inc.	TDM	TD Securities (USA) LLC
DUB	Deutsche Bank AG	MAC	Macquarie Bank Limited	UAG	UBS AG Stamford
FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	MXN	Mexican Peso
BRL	Brazilian Real	GBP	British Pound	USD (or $)	United States Dollar
CAD	Canadian Dollar	JPY	Japanese Yen	ZAR	South African Rand

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	NYMEX	New York Mercantile Exchange	OTC	Over-the-Counter
COMEX	Commodity Exchange, Inc.

Index Abbreviations:
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	GOLDLNPM	London Gold Market Fixing Ltd. PM	MOTT3001	Modified Pre-Roll Dow Jones-UBS Commodity IndexSM Total Return
CVICSTR3	Dow Jones-UBS Customized Post Roll Index	HSFOCO CAL14	2014 High Sulfur Fuel Oil-Brent Spread Calendar Swap	MOTT3002	Modified Post-Roll Dow Jones-UBS Commodity IndexSM Total Return
DJUBSF3T	Dow Jones-UBS 3-Month Forward Total Return Commodity	JETNWE CAL14	2014 Calendar NWE CIF Jet Fuel	NGCAL19	Natural Gas Calendar 2019
DJUBSTR	Dow Jones-UBS Commodity Index Total Return	JMABNIC0	JPMorgan Nic 0 Custom Index	PLTMLNPM	London Platinum & Palladium Market PM Fix
ENHGD84T	Dow Jones-AIG E84 Total Return	JMABNICP	JPMorgan Nic P Custom Index	SLVRLND	London Silver Market Fixing Ltd.
FRCPXTOB	France Consumer Price ex-Tobacco Index	LLSBRT CAL14	2014 lis-Brent Spread Calendar Swap	ULSDNWE CAL14	2014 Calendar Ultra-Low Sulfur Diesel NWE
GOCO CAL14	2014 Gasoil Crack Calendar Swap

Other Abbreviations:
CDI	Brazil Interbank Deposit Rate	NCUA	National Credit Union Administration	WTI	West Texas Intermediate
CLO	Collateralized Loan Obligation	oz.	Ounce	YOY	Year-Over-Year
LIBOR	London Interbank Offered Rate	RBOB	Reformulated Blendstock for Oxygenate Blending

ANNUAL REPORT	DECEMBER 31, 2013	43

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

44	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	172	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2013	45

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian* (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Vice President	11/2013 to Present Treasurer 08/1997 to 11/2013	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

* Effective February 3, 2014, Dr. El-Erian no longer serves as a Senior Vice President of the Trust.

46	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2013	47

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 12-13, 2013, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2014. The Board also considered and approved for an additional one-year term through August 31, 2014, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2014.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreement are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust and the independent Trustees.

The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 12-13, 2013 meeting. The independent Trustees also met with counsel to the Trust and the independent Trustees on August 2, 2013 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2012, including, but not limited to, undertaking significant technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2013. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2013 and other performance data, as available, for the periods ended June 30, 2013 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2013 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 12-13, 2013 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2013.

ANNUAL REPORT	DECEMBER 31, 2013	49

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Board noted that, for periods ending May 31, 2013, the Administrative Class of 71%, 92% and 100% of the Portfolios outperformed their Lipper category median in the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 86% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2013 (based on the performance of the Administrative Class). The Board also noted that ten of 13 Portfolios, representing 93% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2013, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $23 billion as of May 31, 2013.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expense ratios in their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the size of the assets under management with PIMCO, the manner in which similar portfolios may be managed, different requirements with

50	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to

ANNUAL REPORT	DECEMBER 31, 2013	51

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively; had been reduced for some Portfolios over time; had been held steady for most Portfolios as assets grew, or declined in the case of some Portfolios; and continued to be competitive compared with peers. The Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. The Trustees noted that the benefits of the unified fee were apparent during the recent financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC supported the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and in return for the fees paid to RALLC by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

52	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT11AR_123113

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2013

PIMCO Emerging Markets Bond Portfolio

Share Class

■	Administrative

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	37
Glossary	38
Federal Income Tax Information	39
Management of the Trust	40
Privacy Policy	42
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	43

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2013. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

The past twelve months were marked by ongoing periods of heightened bond market volatility brought on by uncertainty around central bank monetary and fiscal policy, geopolitical concerns, and a slower than hoped for rebound in the global economy. Following a particularly bumpy third quarter, however, all financial markets completed the year along a relatively smoother path. Federal Reserve (“Fed”) Chairman Ben Bernanke laid the groundwork in September, when he clarified the Fed’s commitment to maintain its quantitative easing (“QE”) bond purchase program of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero-bound range. The nomination of Janet Yellen to the Chairmanship further helped to reassure investors that the Fed would be committed to the continuation of their accommodative policies.

As investors were made particularly aware, beginning in mid-May conditions in financial markets deteriorated rapidly as markets reacted to signals by the Fed that it might begin to slow the pace of its asset purchases. This shift in tone fueled a broad-based sell-off within fixed income assets throughout the summer, undermining market liquidity and sending yields higher across the risk spectrum.

By mid-September, however, the Fed announced its intent to delay any tapering until more convincing indicators of economic growth become apparent and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore higher) and a rally across most equity markets. The Fed also maintained the Federal Funds Rate within a narrow range of zero to 25 basis points. Into October, investors were once again kept on edge by the uncertain fiscal policy and political landscape—namely the partial shutdown of the U.S. government that began during the first week of October, the ongoing debt ceiling negotiations between the White House and Congress, and confirmation proceedings for the next Fed Chairman. Investors were relieved by the last-minute deal announced on October 17 that reached an agreement to reopen the U.S. government and raise the debt ceiling.

In November, relative calm prevailed across most fixed income markets, and equity markets continued to rally. The European Central Bank (“ECB”) reduced their main policy rate (or the interest rate at which it lends money to banks) by 25 basis points to 0.25%, likely due to their concern over lower than expected inflation and a weak global growth outlook. The Bank of England (“BOE”) unanimously voted to leave its main policy rate unchanged amid a pickup in economic growth and expectations that this would lead to an eventual decline in the U.K. unemployment rate.

Towards the latter part of December, the Fed announced that beginning in January 2014 it intends to gradually exit its bond-buying program, by reducing it from $85 billion to $75 billion spread equally across mortgage and U.S. Treasury purchases. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee (“FOMC”) provided even greater assurances that the policy rate would remain near a zero-bound range until signs of sustainable growth are more broadly evident in the U.S. economy. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

U.S. Treasuries underperformed most other developed sovereign bond markets on a hedged basis as investors reacted to the various Fed announcements regarding the tapering of their QE bond purchase program. In particular, U.S. Treasury yields rose to their highest level in late December as investors reacted to the Fed’s announcement that it would begin the reduction of its asset purchases starting in January 2014. This decision was made on the back of improving economic data, which included a lower unemployment rate, respectable monthly job reports, and improving housing fundamentals. The benchmark ten-year U.S. Treasury note yielded 3.03% at the end of the reporting period, as compared to 1.76% on December 31, 2012. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 2.02% for the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 8.61% over the period, underperforming nominal U.S. Treasuries. U.S. TIPS sold off, particularly during the second quarter of the reporting period, as the market began to price in the inevitable Fed tapering decision, which was officially announced in December. The decision by the Fed to initiate the tapering of asset purchases was validated via stronger jobs and GDP data, with continual weaker inflation data adding further pressure to U.S. TIPS valuations towards the latter part of the period. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 9.52% over the period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries even with the Fed’s announcement that it would begin to reduce its asset purchases in January 2014. The announcement, however, did lead to differentiated performance among coupons, with lower coupons underperforming, as these bonds have been the largest beneficiaries of Fed purchases. Prices for non-Agency mortgages rose on limited outstanding supply, improving risk appetite and ongoing signs of recovery in the housing sector. Commercial MBS also outperformed amid strong investor demand and a continued rebound in property valuations.

■

The U.S. investment grade credit market, as measured by the Barclays U.S. Credit Index, declined 2.01% for the period, but outperformed like-duration U.S. Treasuries as spreads tightened, ending the year at the lowest level since the global financial crisis began. This positive performance was supported by improving global growth fundamentals and continued easy monetary policy. The high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 7.42% for the period. The sector was one of the best-performing fixed income sectors, benefiting from relatively sound fundamentals and investor demand for higher yielding assets with lower interest rate sensitivity.

■

Emerging markets (“EM”) external debt underperformed U.S. Treasuries during the year and was impacted by the second quarter sell-off. Country-specific stories and the risk-on market sentiment following the Fed tapering announcement supported lower spreads in the fourth quarter, particularly in December. EM local assets particularly underperformed U.S. Treasuries during the period, as weaker EM currencies and increases in local yields weighed on overall returns.

■

Developed market equities posted strong performance in 2013, despite a period marked by considerable volatility and uncertainty around central bank policy. U.S. equities, as measured by the S&P 500 Index, returned 32.39%. Global equities, as represented by the MSCI All Country World Index Net USD and MSCI World Index, returned 22.80% and 26.68%, respectively. Emerging market equities (“EM”), as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.60%. EM equities underperformed developed market equities due to declining earnings growth and rising interest rates in the U.S. which placed pressure on local EM currencies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2014

ANNUAL REPORT	DECEMBER 31, 2013	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Emerging Markets Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, operational risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

4	PIMCO VARIABLE INSURANCE TRUST

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2013 to December 31, 2013.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2013	5

PIMCO Emerging Markets Bond Portfolio

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

Brazil	13.4%
Mexico	11.1%
Luxembourg	10.0%
Venezuela	9.2%
Short-Term Instruments	6.4%
Ireland	5.6%
Other	44.3%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	1 Year	5 Years	10 Years	Class Inception (09/30/2002)
PIMCO Emerging Markets Bond Portfolio Administrative Class	-6.95%	11.29%	7.66%	10.93%
JPMorgan Emerging Markets Bond Index (EMBI) Global±	-6.58%	11.52%	8.30%	10.69%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.00% for Administrative Class shares.

± JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/13)	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,010.60	$1,020.16
Expenses Paid During Period†	$5.07	$5.09
Net Annualized Expense Ratio	1.00%	1.00%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Emerging Markets Bond Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities, and may be denominated in non-U.S. currencies and the U.S. dollar.

»

The Portfolio’s substitution of Brazilian corporate and quasi-sovereign debt versus sovereign debt was positive for performance as Brazilian corporate and quasi-sovereign debt outperformed sovereign debt over the reporting period.

»

A tactical allocation to Mexican local rates was positive for performance as Mexican local currency debt (local currency returns) outperformed the Portfolio’s benchmark index over the reporting period.

»	An underweight to Hungarian external sovereign debt detracted from performance as Hungary outperformed the Portfolio’s benchmark index over the reporting period.

»	An underweight to Lebanese external sovereign debt detracted from performance as Lebanon outperformed the Portfolio’s benchmark index over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Emerging Markets Bond Portfolio

Selected Per Share Data for the Year Ended:	12/31/2013	12/31/2012	12/31/2011	12/31/2010	12/31/2009

Administrative Class
Net asset value beginning of year	$15.32	$13.65	$13.54	$12.68	$10.32
Net investment income (a)	0.67	0.66	0.65	0.60	0.62
Net realized/unrealized gain (loss)	(1.72)	1.73	0.19	0.91	2.44
Total income (loss) from investment operations	(1.05)	2.39	0.84	1.51	3.06
Dividends from net investment income	(0.71)	(0.72)	(0.73)	(0.65)	(0.70)
Distributions from net realized capital gains	(0.12)	0.00	0.00	0.00	0.00
Total distributions	(0.83)	(0.72)	(0.73)	(0.65)	(0.70)
Net asset value end of year	$13.44	$15.32	$13.65	$13.54	$12.68
Total return	(6.95)%	17.87%	6.32%	12.15%	30.51%
Net assets end of year (000s)	$271,266	$337,210	$287,309	$295,917	$183,934
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.01%
Ratio of expenses to average net assets excluding interest expense	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	4.67%	4.51%	4.79%	4.47%	5.39%
Portfolio turnover rate	24%*	20%*	15%*	197%*	234%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	7

Statement of Assets and Liabilities PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2013

Assets:
Investments, at value
Investments in securities	$281,859
Investments in Affiliates	18,134
Financial Derivative Instruments
Exchange-traded or centrally cleared	59
Over the counter	1,420
Cash	58
Deposits with counterparty	559
Foreign currency, at value	352
Receivable for investments sold	409
Receivable for Portfolio shares sold	30
Interest and dividends receivable	4,787
Dividends receivable from Affiliates	5
307,672

Liabilities:
Financial Derivative Instruments
Exchange-traded or centrally cleared	$16
Over the counter	3,024
Payable for investments purchased	401
Payable for investments in Affiliates purchased	5
Deposits from counterparty	815
Payable for Portfolio shares redeemed	238
Accrued investment advisory fees	117
Accrued supervisory and administrative fees	104
Accrued distribution fees	7
Accrued servicing fees	35
Reimbursement to PIMCO	4
4,766

Net Assets	$302,906

Net Assets Consist of:
Paid in capital	$294,372
Undistributed net investment income	6,078
Accumulated undistributed net realized gain	5,844
Net unrealized (depreciation)	(3,388)
$302,906

Net Assets:
Institutional Class	$370
Administrative Class	271,266
Advisor Class	31,270

Shares Issued and Outstanding:
Institutional Class	28
Administrative Class	20,182
Advisor Class	2,326

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$13.44
Administrative Class	13.44
Advisor Class	13.44

Cost of Investments in Securities	$284,373
Cost of Investments in Affiliates	$18,137
Cost of Foreign Currency Held	$356
Cost or Premiums of Financial Derivative Instruments, net	$(371)

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands)	Year Ended December 31, 2013

Investment Income:
Interest	$19,754
Dividends from Investments in Affiliates	37
Total Income	19,791

Expenses:
Investment advisory fees	1,571
Supervisory and administrative fees	1,397
Servicing fees - Administrative Class	463
Distribution and/or servicing fees - Advisor Class	101
Trustees’ fees	7
Interest expense	8
Total Expenses	3,547

Net Investment Income	16,244

Net Realized Gain (Loss):
Investments in securities	7,061
Investments in Affiliates	(2)
Exchange-traded or centrally cleared financial derivative instruments	(1,412)
Over the counter financial derivative instruments	5,054
Foreign currency	324
Net Realized Gain	11,025

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(47,730)
Investments in Affiliates	(4)
Exchange-traded or centrally cleared financial derivative instruments	893
Over the counter financial derivative instruments	(7,464)
Foreign currency assets and liabilities	(11)
Net Change in Unrealized (Depreciation)	(54,316)
Net (Loss)	(43,291)

Net (Decrease) in Net Assets Resulting from Operations	$(27,047)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	9

Statements of Changes in Net Assets PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands)	Year Ended December 31, 2013	Year Ended December 31, 2012

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$16,244	$16,006
Net realized gain	11,025	9,141
Net change in unrealized appreciation (depreciation)	(54,316)	32,584
Net increase (decrease) resulting from operations	(27,047)	57,731

Distributions to Shareholders:
From net investment income
Institutional Class	(14)	(2)
Administrative Class	(15,419)	(15,675)
Advisor Class	(1,973)	(1,791)
From net realized capital gains
Institutional Class	(2)	0
Administrative Class	(2,369)	0
Advisor Class	(270)	0

Total Distributions	(20,047)	(17,468)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(40,036)	34,575
Net increase (decrease) in capital	(87,130)	74,838

Net Assets:
Beginning of year	390,036	315,198
End of year*	$302,906	$390,036

* Including undistributed net investment income of:	$6,078	$1,838

**	See note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Emerging Markets Bond Portfolio

December 31, 2013

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 93.0%

ARMENIA 0.2%

SOVEREIGN ISSUES 0.2%
Republic of Armenia
6.000% due 09/30/2020		$500	$	499

Total Armenia (Cost $493)				499

AUSTRIA 0.0%

CORPORATE BONDS & NOTES 0.0%
OGX Austria GmbH
8.375% due 04/01/2022 ^		$1,000		85

Total Austria (Cost $1,000)				85

BAHRAIN 0.3%

SOVEREIGN ISSUES 0.3%
Bahrain Government International Bond
5.500% due 03/31/2020		$1,000		1,034

Total Bahrain (Cost $1,014)				1,034

BERMUDA 0.7%

CORPORATE BONDS & NOTES 0.7%
Digicel Group Ltd.
8.250% due 09/30/2020		$300		312
Qtel International Finance Ltd.
4.500% due 01/31/2043		500		428
4.750% due 02/16/2021		1,400		1,473

Total Bermuda (Cost $2,142)				2,213

BRAZIL 13.3%

CORPORATE BONDS & NOTES 11.5%
Banco BTG Pactual S.A.
5.750% due 09/28/2022		$300		261
Banco do Brasil S.A.
3.875% due 10/10/2022		2,530		2,207
4.500% due 01/22/2015		400		411
4.500% due 01/20/2016	EUR	800		1,147
6.000% due 01/22/2020		$2,620		2,790
Banco do Nordeste do Brasil S.A.
4.375% due 05/03/2019		450		441
Banco Santander Brasil S.A.
4.250% due 01/14/2016		1,300		1,347
4.625% due 02/13/2017		1,400		1,463
Banco Votorantim S.A.
5.250% due 02/11/2016		800		830
BM&FBovespa S.A.
5.500% due 07/16/2020		500		529
Braskem America Finance Co.
7.125% due 07/22/2041		1,300		1,183
Braskem Finance Ltd.
5.750% due 04/15/2021		600		591
7.000% due 05/07/2020		1,000		1,072
BRF S.A.
5.875% due 06/06/2022		200		200
Caixa Economica Federal
2.375% due 11/06/2017		600		559
3.500% due 11/07/2022		600		489
4.500% due 10/03/2018		500		498
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		3,250		3,494
CSN Islands Corp.
6.875% due 09/21/2019		1,450		1,512

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
CSN Resources S.A.
6.500% due 07/21/2020		$380	$	386
Itau Unibanco Holding S.A.
5.125% due 05/13/2023		400		371
Petrobras International Finance Co.
5.750% due 01/20/2020		9,750		10,070
7.875% due 03/15/2019		1,600		1,820
QGOG Constellation S.A.
6.250% due 11/09/2019		800		766
Samarco Mineracao S.A.
5.750% due 10/24/2023		400		397

				34,834

SOVEREIGN ISSUES 1.8%
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		600		607
5.750% due 09/26/2023		700		694
6.369% due 06/16/2018		840		916
6.500% due 06/10/2019		1,700		1,853
Brazil Government International Bond
5.625% due 01/07/2041		50		49
7.125% due 01/20/2037		600		690
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2014	BRL	113		48
10.000% due 01/01/2017		1,538		618
10.000% due 01/01/2023		65		23

				5,498

Total Brazil (Cost $41,531)				40,332

CANADA 0.2%

CORPORATE BONDS & NOTES 0.2%
Harvest Operations Corp.
2.125% due 05/14/2018		$200		195
Pacific Rubiales Energy Corp.
5.125% due 03/28/2023		600		554

Total Canada (Cost $799)				749

CAYMAN ISLANDS 1.7%

CORPORATE BONDS & NOTES 1.7%
AES Andres Dominicana Ltd.
9.500% due 11/12/2020		$800		856
Baidu, Inc.
3.500% due 11/28/2022		800		738
Banco Continental S.A. via Continental Senior Trustees Cayman Ltd.
5.500% due 11/18/2020		600		625
ENN Energy Holdings Ltd.
6.000% due 05/13/2021		400		427
Interoceanica Finance Ltd.
0.000% due 11/30/2018		113		100
0.000% due 11/30/2025		405		276
0.000% due 05/15/2030		800		374
IPIC GMTN Ltd.
3.125% due 11/15/2015		250		260
Mongolian Mining Corp.
8.875% due 03/29/2017		900		715
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021		720		742
Peru Enhanced Pass-Through Finance Ltd.
0.000% due 05/31/2018		121		112

Total Cayman Islands (Cost $5,254)				5,225

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
CHILE 2.0%

CORPORATE BONDS & NOTES 2.0%
Banco del Estado de Chile
2.000% due 11/09/2017		$300	$	295
4.125% due 10/07/2020		700		714
Banco Santander Chile
3.750% due 09/22/2015		1,300		1,347
3.875% due 09/20/2022		500		473
Celulosa Arauco y Constitucion S.A.
7.250% due 07/29/2019		1,000		1,160
Corp. Nacional del Cobre de Chile
4.250% due 07/17/2042		400		321
E.CL S.A.
5.625% due 01/15/2021		800		847
ENTEL Chile S.A.
4.875% due 10/30/2024		900		880

				6,037

SOVEREIGN ISSUES 0.0%
Chile Government International Bond
3.625% due 10/30/2042		150		119

Total Chile (Cost $6,009)				6,156

CHINA 0.4%

CORPORATE BONDS & NOTES 0.4%
CNOOC Curtis Funding Pty. Ltd.
4.500% due 10/03/2023		$600		596
Sinopec Group Overseas Development Ltd.
4.875% due 05/17/2042		500		469

Total China (Cost $1,098)				1,065

COLOMBIA 2.0%

CORPORATE BONDS & NOTES 1.6%
Ecopetrol S.A.
5.875% due 09/18/2023		$400		423
7.375% due 09/18/2043		300		326
7.625% due 07/23/2019		3,390		4,034

				4,783

SOVEREIGN ISSUES 0.4%
Colombia Government International Bond
6.125% due 01/18/2041		150		161
8.125% due 05/21/2024		300		387
10.375% due 01/28/2033		225		333
12.000% due 10/22/2015	COP	457,000		268

				1,149

Total Colombia (Cost $5,273)				5,932

COSTA RICA 0.4%

SOVEREIGN ISSUES 0.4%
Costa Rica Government International Bond
4.250% due 01/26/2023		$600		553
4.375% due 04/30/2025		200		178
5.625% due 04/30/2043		400		342

Total Costa Rica (Cost $1,200)				1,073

CROATIA 0.1%

CORPORATE BONDS & NOTES 0.1%
Hrvatska Elektroprivreda
6.000% due 11/09/2017		$260		266

Total Croatia (Cost $260)				266

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	11

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
DOMINICAN REPUBLIC 0.2%

CORPORATE BONDS & NOTES 0.2%
Aeropuertos Dominicanos Siglo S.A.
9.250% due 11/13/2019	$500	$	495

Total Dominican Republic (Cost $500)			495

EL SALVADOR 1.4%

SOVEREIGN ISSUES 1.4%
El Salvador Government International Bond
5.875% due 01/30/2025	$3,300		3,135
7.625% due 02/01/2041	160		156
7.650% due 06/15/2035	845		827

Total El Salvador (Cost $4,628)			4,118

GABON 0.1%

SOVEREIGN ISSUES 0.1%
Gabonese Republic
6.375% due 12/12/2024	$402		405

Total Gabon (Cost $403)			405

GUATEMALA 0.4%

SOVEREIGN ISSUES 0.4%
Guatemala Government Bond
4.875% due 02/13/2028	$210		193
5.750% due 06/06/2022	860		895

Total Guatemala (Cost $1,080)			1,088

HONG KONG 0.5%

CORPORATE BONDS & NOTES 0.5%
CNOOC Finance Ltd.
3.875% due 05/02/2022	$1,000		963
Nexen Energy ULC
6.400% due 05/15/2037	50		57
7.500% due 07/30/2039	450		574

Total Hong Kong (Cost $1,626)			1,594

HUNGARY 0.2%

CORPORATE BONDS & NOTES 0.2%
MFB Magyar Fejlesztesi Bank Zrt
6.250% due 10/21/2020	$500		517

SOVEREIGN ISSUES 0.0%
Hungary Government International Bond
5.375% due 02/21/2023	100		99

Total Hungary (Cost $596)			616

INDIA 1.0%

CORPORATE BONDS & NOTES 1.0%
ICICI Bank Ltd.
4.750% due 11/25/2016	$500		523
Indian Oil Corp. Ltd.
4.750% due 01/22/2015	1,100		1,129
ONGC Videsh Ltd.
2.500% due 05/07/2018	200		189
3.750% due 05/07/2023	200		170
State Bank of India
4.500% due 10/23/2014	850		869
4.500% due 07/27/2015	200		206

Total India (Cost $3,036)			3,086

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INDONESIA 4.6%

CORPORATE BONDS & NOTES 1.8%
Majapahit Holding BV
7.250% due 06/28/2017	$700	$	770
7.750% due 01/20/2020	1,540		1,698
7.875% due 06/29/2037	700		735
Pertamina Persero PT
4.300% due 05/20/2023	800		700
6.000% due 05/03/2042	1,500		1,243
Perusahaan Listrik Negara PT
5.500% due 11/22/2021	300		290

			5,436

SOVEREIGN ISSUES 2.8%
Indonesia Government International Bond
4.625% due 04/15/2043	1,700		1,371
6.625% due 02/17/2037	100		102
6.875% due 03/09/2017	3,200		3,564
6.875% due 01/17/2018	2,600		2,921
7.500% due 01/15/2016	100		110
7.750% due 01/17/2038	100		113
11.625% due 03/04/2019	300		403

			8,584

Total Indonesia (Cost $13,952)			14,020

IRELAND 5.5%

CORPORATE BONDS & NOTES 5.5%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018	$1,800		2,198
Borets Finance Ltd.
7.625% due 09/26/2018	700		696
Brunswick Rail Finance Ltd.
6.500% due 11/01/2017	600		614
Metalloinvest Finance Ltd.
5.625% due 04/17/2020	800		780
MMC Norilsk Nickel OJSC via MMC Finance Ltd.
5.550% due 10/28/2020	800		799
Novatek OAO via Novatek Finance Ltd.
4.422% due 12/13/2022	300		277
6.604% due 02/03/2021	1,300		1,430
OJSC Novolipetsk Steel via Steel Funding Ltd.
4.450% due 02/19/2018	1,400		1,403
Phosagro OAO via Phosagro Bond Funding Ltd.
4.204% due 02/13/2018	400		397
Russian Railways via RZD Capital PLC
5.739% due 04/03/2017	240		261
SCF Capital Ltd.
5.375% due 10/27/2017	700		707
Sibur Securities Ltd.
3.914% due 01/31/2018	1,000		981
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
6.493% due 02/02/2016	300		322
7.748% due 02/02/2021	500		545
9.125% due 04/30/2018	500		589
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017	500		534
5.450% due 11/22/2017	700		752
6.025% due 07/05/2022	2,580		2,644
6.800% due 11/22/2025	500		525
6.902% due 07/09/2020	200		221

Total Ireland (Cost $15,935)			16,675

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
ISRAEL 0.3%

CORPORATE BONDS & NOTES 0.1%
Israel Electric Corp. Ltd.
7.250% due 01/15/2019	$300	$	334

SOVEREIGN ISSUES 0.2%
Israel Government International Bond
4.500% due 01/30/2043	800		709

Total Israel (Cost $1,108)			1,043

KAZAKHSTAN 4.3%

CORPORATE BONDS & NOTES 4.3%
Intergas Finance BV
6.375% due 05/14/2017	$300		324
KazMunayGas National Co. JSC
4.400% due 04/30/2023	700		651
5.750% due 04/30/2043	1,000		867
7.000% due 05/05/2020	5,200		5,863
9.125% due 07/02/2018	2,500		3,041
11.750% due 01/23/2015	500		550
Samruk-Energy JSC
3.750% due 12/20/2017	1,000		1,000
Tengizchevroil Finance Co. SARL
6.124% due 11/15/2014	431		440
Zhaikmunai LLP
7.125% due 11/13/2019	300		315

Total Kazakhstan (Cost $12,550)			13,051

LUXEMBOURG 9.9%

CORPORATE BONDS & NOTES 9.9%
ALROSA Finance S.A.
7.750% due 11/03/2020	$1,100		1,225
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022	1,800		1,658
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015	1,800		1,919
5.999% due 01/23/2021	2,580		2,735
6.212% due 11/22/2016	330		365
6.510% due 03/07/2022	750		809
8.625% due 04/28/2034	1,210		1,434
9.250% due 04/23/2019	2,300		2,840
Rosneft Finance S.A.
6.625% due 03/20/2017	1,700		1,887
7.500% due 07/18/2016	3,300		3,720
7.875% due 03/13/2018	600		696
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
5.298% due 12/27/2017	1,920		1,982
6.299% due 05/15/2017	1,640		1,753
Sberbank of Russia Via SB Capital S.A.
5.400% due 03/24/2017	1,200		1,289
5.499% due 07/07/2015	700		742
5.717% due 06/16/2021	600		628
6.125% due 02/07/2022	2,900		3,067
Severstal OAO Via Steel Capital S.A.
6.700% due 10/25/2017	1,200		1,298

Total Luxembourg (Cost $29,077)			30,047

	SHARES
MEXICO 11.0%

COMMON STOCKS 0.0%
Hipotecaria Su Casita S.A. de C.V. (a)	5,259		0

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
CORPORATE BONDS & NOTES 7.9%
America Movil S.A.B. de C.V.
6.450% due 12/05/2022	MXN	6,000	$	426
BBVA Bancomer S.A.
4.500% due 03/10/2016		$600		639
6.500% due 03/10/2021		1,400		1,484
6.750% due 09/30/2022		900		961
Comision Federal de Electricidad
4.875% due 05/26/2021		900		934
4.875% due 01/15/2024		800		796
Corp. GEO S.A.B. de C.V.
8.875% due 09/25/2014 ^		700		105
Desarrolladora Homex S.A.B. de C.V.
7.500% due 09/28/2015 ^		70		9
9.750% due 03/25/2020 ^		125		15
Hipotecaria Su Casita S.A. de C.V.
7.500% due 06/29/2018 ^		44		4
Petroleos Mexicanos
4.875% due 01/24/2022		3,100		3,193
5.500% due 01/21/2021		1,050		1,134
5.500% due 06/27/2044		1,440		1,321
6.500% due 06/02/2041		8,920		9,366
8.000% due 05/03/2019		3,000		3,645
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.500% due 01/21/2020 ^		100		15

				24,047

SOVEREIGN ISSUES 3.1%
Mexico Government International Bond
2.750% due 04/22/2023	EUR	2,490		3,321
4.750% due 03/08/2044		$100		91
5.750% due 10/12/2110		700		651
6.050% due 01/11/2040		850		929
6.750% due 09/27/2034		1,644		1,948
7.250% due 12/15/2016	MXN	8,600		710
7.500% due 04/08/2033		$940		1,191
9.500% due 12/18/2014	MXN	6,436		520

				9,361

Total Mexico (Cost $34,385)				33,408

MONGOLIA 0.5%

SOVEREIGN ISSUES 0.5%
Mongolia Government International Bond
4.125% due 01/05/2018		$1,000		910
5.125% due 12/05/2022		730		615

Total Mongolia (Cost $1,720)				1,525

MOROCCO 0.7%

SOVEREIGN ISSUES 0.7%
Morocco Government International Bond
4.250% due 12/11/2022		$2,200		2,046

Total Morocco (Cost $2,236)				2,046

NETHERLANDS 0.9%

CORPORATE BONDS & NOTES 0.9%
Kazakhstan Temir Zholy Finance BV
6.375% due 10/06/2020		$300		329
6.950% due 07/10/2042		500		499
7.000% due 05/11/2016		1,000		1,103
VimpelCom Holdings BV
5.200% due 02/13/2019		800		804

Total Netherlands (Cost $2,738)				2,735

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
PANAMA 1.2%

SOVEREIGN ISSUES 1.2%
Panama Government International Bond
4.300% due 04/29/2053	$600	$	462
8.875% due 09/30/2027	780		1,045
9.375% due 04/01/2029	1,553		2,163

Total Panama (Cost $3,543)			3,670

PERU 0.7%

CORPORATE BONDS & NOTES 0.1%
BBVA Banco Continental S.A.
3.250% due 04/08/2018	$200		201

SOVEREIGN ISSUES 0.6%
Fondo MIVIVIENDA S.A.
3.500% due 01/31/2023	400		359
Peru Government International Bond
8.750% due 11/21/2033	1,094		1,562

			1,921

Total Peru (Cost $2,004)			2,122

PHILIPPINES 1.2%

CORPORATE BONDS & NOTES 0.5%
Power Sector Assets & Liabilities Management Corp.
7.390% due 12/02/2024	$1,300		1,593

SOVEREIGN ISSUES 0.7%
Philippines Government International Bond
6.375% due 10/23/2034	100		119
7.500% due 09/25/2024	350		438
7.750% due 01/14/2031	400		528
8.375% due 06/17/2019	300		384
9.500% due 02/02/2030	400		600
9.875% due 01/15/2019	100		133

			2,202

Total Philippines (Cost $3,731)			3,795

POLAND 0.1%

SOVEREIGN ISSUES 0.1%
Poland Government International Bond
6.375% due 07/15/2019	$200		234

Total Poland (Cost $200)			234

QATAR 1.1%

CORPORATE BONDS & NOTES 1.1%
Nakilat, Inc.
6.067% due 12/31/2033	$100		106
Qatari Diar Finance Co.
3.500% due 07/21/2015	1,300		1,353
5.000% due 07/21/2020	100		110
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020	1,065		1,148
5.838% due 09/30/2027	350		374
6.332% due 09/30/2027	250		275

Total Qatar (Cost $3,113)			3,366

RUSSIA 4.6%

SOVEREIGN ISSUES 4.6%
Russia Government International Bond
3.250% due 04/04/2017	$400		418

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
4.500% due 04/04/2022		$2,200	$	2,233
4.875% due 09/16/2023		400		405
5.625% due 04/04/2042		1,800		1,795
5.875% due 09/16/2043		200		204
7.500% due 03/31/2030		7,607		8,879

Total Russia (Cost $13,363)				13,934

SENEGAL 0.1%

SOVEREIGN ISSUES 0.1%
Senegal Government International Bond
8.750% due 05/13/2021		$200		224

Total Senegal (Cost $215)				224

SERBIA 0.2%

SOVEREIGN ISSUES 0.2%
Republic of Serbia
5.250% due 11/21/2017		$600		605

Total Serbia (Cost $596)				605

SLOVENIA 0.8%

SOVEREIGN ISSUES 0.8%
Slovenia Government International Bond
4.375% due 02/06/2019	EUR	700		981
4.700% due 11/01/2016		600		857
4.750% due 05/10/2018		$700		721

Total Slovenia (Cost $2,487)				2,559

SOUTH AFRICA 1.1%

CORPORATE BONDS & NOTES 0.8%
AngloGold Ashanti Holdings PLC
5.375% due 04/15/2020		$500		470
6.500% due 04/15/2040		100		78
Eskom Holdings SOC Ltd.
6.750% due 08/06/2023		700		719
Transnet SOC Ltd.
4.000% due 07/26/2022		1,400		1,239

				2,506

SOVEREIGN ISSUES 0.3%
South Africa Government International Bond
4.665% due 01/17/2024		100		96
6.875% due 05/27/2019		500		574
7.250% due 01/15/2020	ZAR	300		28
8.250% due 09/15/2017		1,000		100

				798

Total South Africa (Cost $3,489)				3,304

SOUTH KOREA 0.5%

CORPORATE BONDS & NOTES 0.5%
Export-Import Bank of Korea
5.125% due 06/29/2020		$100		110
Hyundai Capital Services, Inc.
4.375% due 07/27/2016		900		958
Korea Exchange Bank
4.875% due 01/14/2016		100		107
Korea Hydro & Nuclear Power Co. Ltd.
2.875% due 10/02/2018		300		299
3.000% due 09/19/2022		200		184

Total South Korea (Cost $1,596)				1,658

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	13

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
SPAIN 0.2%

SOVEREIGN ISSUES 0.2%
Autonomous Community of Madrid
4.200% due 09/24/2014	EUR	250	$	352
4.305% due 03/06/2014		245		339

Total Spain (Cost $636)				691

SRI LANKA 0.2%

SOVEREIGN ISSUES 0.2%
Sri Lanka Government International Bond
6.250% due 07/27/2021		$568		558

Total Sri Lanka (Cost $568)				558

SWEDEN 0.1%

CORPORATE BONDS & NOTES 0.1%
Ciech Group Financing AB
9.500% due 11/30/2019	EUR	200		315

Total Sweden (Cost $256)				315

THAILAND 0.3%

CORPORATE BONDS & NOTES 0.3%
Thai Oil PCL
3.625% due 01/23/2023		$430		384
4.875% due 01/23/2043		670		543

Total Thailand (Cost $1,078)				927

TRINIDAD AND TOBAGO 0.6%

CORPORATE BONDS & NOTES 0.6%
Petroleum Co. of Trinidad & Tobago Ltd.
6.000% due 05/08/2022		$1,204		1,282
9.750% due 08/14/2019		500		630

Total Trinidad and Tobago (Cost $1,757)				1,912

TURKEY 2.5%

CORPORATE BONDS & NOTES 0.3%
Export Credit Bank of Turkey
5.875% due 04/24/2019		$400		406
Turkiye Garanti Bankasi A/S
2.742% due 04/20/2016		400		389

				795

SOVEREIGN ISSUES 2.2%
Turkey Government International Bond
4.875% due 04/16/2043		1,100		848
6.000% due 01/14/2041		800		705
6.750% due 05/30/2040		1,700		1,650
7.250% due 03/05/2038		700		722
7.500% due 11/07/2019		1,400		1,569
8.000% due 02/14/2034		1,100		1,227

				6,721

Total Turkey (Cost $8,104)				7,516

UKRAINE 0.4%

SOVEREIGN ISSUES 0.4%
Ukraine Government International Bond
9.250% due 07/24/2017		$1,130		1,132

Total Ukraine (Cost $1,234)				1,132

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
UNITED ARAB EMIRATES 0.7%

CORPORATE BONDS & NOTES 0.3%
Dolphin Energy Ltd.
5.888% due 06/15/2019	$199	$	218
DP World Ltd.
6.850% due 07/02/2037	600		593

			811

SOVEREIGN ISSUES 0.4%
Emirate of Abu Dhabi Government International Bond
6.750% due 04/08/2019	900		1,096

Total United Arab Emirates (Cost $1,615)			1,907

UNITED KINGDOM 0.1%

CORPORATE BONDS & NOTES 0.1%
HBOS PLC
6.750% due 05/21/2018	$400		454

Total United Kingdom (Cost $399)			454

UNITED STATES 2.2%

CORPORATE BONDS & NOTES 1.7%
El Paso Pipeline Partners Operating Co. LLC
6.500% due 04/01/2020	$400		461
Gerdau Holdings, Inc.
7.000% due 01/20/2020	600		657
Pemex Project Funding Master Trust
5.750% due 03/01/2018	3,000		3,360
6.625% due 06/15/2038	700		724

			5,202

MORTGAGE-BACKED SECURITIES 0.2%
American Home Mortgage Investment Trust
1.849% due 09/25/2045	17		16
Banc of America Commercial Mortgage Trust
5.649% due 06/10/2049	200		221
5.746% due 02/10/2051	200		221
Banc of America Mortgage Trust
2.932% due 02/25/2036 ^	6		6
Bear Stearns Adjustable Rate Mortgage Trust
2.547% due 01/25/2035	6		6
2.861% due 05/25/2047 ^	43		36
Citigroup Mortgage Loan Trust, Inc.
2.845% due 09/25/2037 ^	84		69
GSR Mortgage Loan Trust
2.627% due 01/25/2036 ^	17		16
Morgan Stanley Mortgage Loan Trust
2.184% due 06/25/2036	8		7
WaMu Mortgage Pass-Through Certificates
2.517% due 02/25/2037 ^	55		49
Wells Fargo Mortgage-Backed Securities Trust
2.612% due 07/25/2036 ^	19		18

			665

U.S. GOVERNMENT AGENCIES 0.1%
Freddie Mac
5.534% due 03/01/2036	76		79
Israel Government AID Bond
5.500% due 04/26/2024	100		115

			194

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 0.2%
U.S. Treasury Bonds
9.875% due 11/15/2015 (e)	$189	$	223
U.S. Treasury Notes
1.875% due 06/30/2015 (e)	120		123
2.375% due 08/31/2014 (e)	100		101

			447

Total United States (Cost $5,735)			6,508

URUGUAY 0.6%

SOVEREIGN ISSUES 0.6%
Uruguay Government International Bond
4.500% due 08/14/2024	$1,182		1,185
7.625% due 03/21/2036	400		487

Total Uruguay (Cost $1,589)			1,672

VENEZUELA 9.1%

CORPORATE BONDS & NOTES 3.8%
Petroleos de Venezuela S.A.
5.000% due 10/28/2015	$960		797
5.250% due 04/12/2017	4,500		3,341
5.375% due 04/12/2027	5,500		2,956
5.500% due 04/12/2037	3,050		1,579
8.500% due 11/02/2017	3,350		2,797
9.750% due 05/17/2035	250		176

			11,646

SOVEREIGN ISSUES 5.3%
Venezuela Government International Bond
7.000% due 03/31/2038	300		189
7.650% due 04/21/2025	2,310		1,571
7.750% due 10/13/2019	6,720		5,040
8.250% due 10/13/2024	5,900		4,183
9.000% due 05/07/2023	1,500		1,123
9.250% due 05/07/2028	3,380		2,518
9.375% due 01/13/2034	1,710		1,277

			15,901

Total Venezuela (Cost $30,440)			27,547

VIRGIN ISLANDS (BRITISH) 1.0%

CORPORATE BONDS & NOTES 1.0%
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020	$2,150		1,748
GTL Trade Finance, Inc.
7.250% due 10/20/2017	1,200		1,355

Total Virgin Islands (British) (Cost $3,360)			3,103

ZAMBIA 0.1%

SOVEREIGN ISSUES 0.1%
Zambia Government International Bond
5.375% due 09/20/2022	$500		435

Total Zambia (Cost $492)			435

SHORT-TERM INSTRUMENTS 0.4%

U.S. TREASURY BILLS 0.4%
0.114% due 05/29/2014 - 12/11/2014 (b)(e)	$1,131		1,130

Total Short-Term Instruments (Cost $1,130)			1,130

Total Investments in Securities (Cost $284,373)			281,859

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

	SHARES		MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 6.0%

SHORT-TERM INSTRUMENTS 6.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.0%
PIMCO Short-Term Floating NAV Portfolio	1,812,522	$	18,134

Total Short-Term Instruments (Cost $18,137)			18,134

Total Investments in Affiliates (Cost $18,137)			18,134

Total Investments 99.0% (Cost $302,510)		$	299,993

Financial Derivative Instruments (c)(d) (0.5%) (Cost or Premiums, net $(371))			(1,561)

Other Assets and Liabilities, net 1.5%			4,474

Net Assets 100.0%		$	302,906

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

As of December 31, 2013, there were no open sale-buyback transactions. The average amount of borrowing while outstanding during the period ended December 31, 2013 was $7,134 at a weighted average interest rate of 0.246%.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
5-Year Deliverable Interest Rate Swap March Futures	Short	03/2014	4	$4	$1	$0
10-Year Deliverable Interest Rate Swap March Futures	Short	03/2014	7	13	2	0
U.S. Treasury 10-Year Note March Futures	Long	03/2014	91	(205)	0	(16)

Total Futures Contracts				$(188)	$3	$(16)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	06/19/2023	$7,300	$627	$508	$38	$0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	1,600	348	43	18	0

					$975	$551	$56	$0

Total Swap Agreements					$975	$551	$56	$0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	15

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2013:

Cash of $559 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2013. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures		Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$3	$56	$59	$0		$(16)	$0	$ (16)

(d) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
Counterparty								Asset	Liability
BOA	01/2014		INR	27,394	$		438	$0	$(4)
	04/2014	$		428		INR	27,394	5	0

BPS	01/2014		COP	566,080	$		296	3	0
	01/2014	$		294		COP	566,080	0	(1)
	03/2014		COP	566,080	$		293	0	0

BRC	01/2014		BRL	449			203	13	0
	01/2014		KRW	37,324			35	0	0
	01/2014	$		192		BRL	449	0	(1)
	02/2014		EUR	726	$		1,000	2	0
	02/2014		JPY	54,800			548	28	0

CBK	01/2014	$		423		INR	27,394	19	0

DUB	01/2014		BRL	5,082	$		2,161	7	0
	01/2014	$		2,169		BRL	5,082	0	(15)
	01/2014			222		KRW	236,469	3	0
	01/2014		ZAR	1,735	$		177	12	0
	02/2014	$		2,127		BRL	5,044	0	(6)
	03/2014			193		MXN	2,519	0	(1)

FBF	01/2014		KRW	44,772	$		42	0	(1)
	01/2014	$		567		KRW	604,905	6	0

HUS	01/2014			61		RUB	2,012	0	0
	02/2014		EUR	4,557	$		6,284	15	0

JPM	01/2014		RUB	2,012			61	0	0
	04/2014	$		60		RUB	2,012	0	0

MSC	01/2014		BRL	6,779	$		2,903	30	0
	01/2014	$		2,906		BRL	6,779	0	(33)
	02/2014		BRL	1,734	$		737	7	0
	03/2014		MXN	11,322			857	0	(6)
	03/2014	$		155		MXN	2,018	0	(1)

RBC	02/2014		JPY	70,200	$		682	15	0

UAG	01/2014		KRW	759,279			720	0	0
	04/2014	$		717		KRW	759,279	1	0

Total Forward Foreign Currency Contracts								$166	$(69)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
BRC	Call - OTC USD versus JPY	JPY	105.000	11/20/2014	$1,580	$38	$65

Total Purchased Options						$38	$65

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BRC	Put - OTC USD versus JPY	JPY	95.000	11/20/2014	$1,580	$(39)	$(18)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	$800	$(10)	$(1)
DUB	Floor - OTC CPURNSA Index	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	800	(8)	(1)

						$(18)	$(2)

Total Written Options						$(57)	$(20)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2013

	Notional Amount	Premiums
Balance at 12/31/2012	$16,400	$(53)
Sales	70,980	(289)
Closing Buys	(900)	1
Expirations	(76,900)	264
Exercised	(6,400)	20

Balance at 12/31/2013	$3,180	$(57)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2013 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Qatar Government International Bond	1.000%	03/20/2016	0.194%	$ 500	$0	$9	$9	$0
	South Africa Government International Bond	1.000%	09/20/2014	0.610%	1,300	(1)	5	4	0

BPS	Brazil Government International Bond	1.000%	03/20/2015	0.607%	900	4	0	4	0

BRC	Export-Import Bank of China	1.000%	09/20/2017	0.635%	550	(19)	27	8	0
	Indonesia Government International Bond	2.320%	12/20/2016	1.426%	1,000	0	27	27	0
	Mexico Government International Bond	1.000%	12/20/2014	0.215%	300	(10)	12	2	0

CBK	Brazil Government International Bond	1.000%	03/20/2016	1.051%	200	(1)	1	0	0
	Brazil Government International Bond	1.000%	03/20/2021	2.218%	1,300	(58)	(42)	0	(100)
	China Government International Bond	1.000%	12/20/2016	0.391%	100	(5)	7	2	0
	Rosneft Oil Co. via Rosneft International Finance Ltd.	1.000%	06/20/2014	0.990%	500	(2)	2	0	0
	Rosneft Oil Co. via Rosneft International Finance Ltd.	1.000%	09/20/2014	0.990%	500	0	0	0	0
	Rosneft Oil Co. via Rosneft International Finance Ltd.	1.000%	03/20/2015	0.998%	1,000	(26)	26	0	0
	Sberbank of Russia	1.000%	09/20/2014	0.712%	500	0	1	1	0
	Turkey Government International Bond	1.000%	09/20/2014	1.216%	400	0	0	0	0

DUB	Brazil Government International Bond	1.000%	06/20/2015	0.776%	300	1	1	2	0
	Brazil Government International Bond	1.000%	03/20/2018	1.631%	7,200	(97)	(84)	0	(181)
	China Government International Bond	1.000%	12/20/2016	0.391%	500	(23)	32	9	0
	Emirate of Abu Dhabi Government International Bond	1.000%	03/20/2016	0.122%	100	(1)	3	2	0
	Petrobras International Finance Co.	1.000%	09/20/2014	0.913%	1,500	(11)	12	1	0
	Qatar Government International Bond	1.000%	03/20/2016	0.194%	100	(1)	3	2	0
	Turkey Government International Bond	1.000%	06/20/2021	2.702%	100	(9)	(1)	0	(10)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	17

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2013 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
FBF	China Government International Bond	1.000%	12/20/2016	0.391%	$ 300	$(15)	$20	$5	$0
	Export-Import Bank of China	1.000%	12/20/2016	0.486%	200	(19)	23	4	0
	Indonesia Government International Bond	1.000%	06/20/2021	2.818%	2,900	(188)	(139)	0	(327)

GST	Brazil Government International Bond	1.000%	03/20/2015	0.607%	400	2	0	2	0
	Brazil Government International Bond	1.000%	12/20/2018	1.859%	600	(28)	4	0	(24)

HUS	Mexico Government International Bond	1.000%	03/20/2021	1.214%	800	(37)	26	0	(11)
	Petrobras International Finance Co.	1.000%	09/20/2014	0.913%	200	0	0	0	0
	Petrobras International Finance Co.	1.000%	09/20/2015	1.554%	300	(10)	7	0	(3)
	South Africa Government International Bond	1.000%	03/20/2023	2.532%	2,430	(214)	(64)	0	(278)

JPM	Brazil Government International Bond	1.000%	09/20/2015	0.895%	300	(4)	5	1	0
	Brazil Government International Bond	1.000%	12/20/2019	2.057%	1,000	(37)	(20)	0	(57)
	China Government International Bond	1.000%	12/20/2016	0.391%	400	(20)	27	7	0
	Indonesia Government International Bond	1.000%	03/20/2015	0.663%	2,375	(93)	104	11	0
	Petrobras International Finance Co.	1.000%	09/20/2015	1.554%	300	(9)	6	0	(3)
	Russia Government International Bond	1.000%	09/20/2018	1.536%	300	(9)	2	0	(7)
	Russia Government International Bond	1.000%	06/20/2023	2.121%	1,900	(146)	(20)	0	(166)

MYC	Brazil Government International Bond	1.000%	03/20/2016	1.051%	3,800	(38)	35	0	(3)
	Brazil Government International Bond	2.100%	08/20/2016	1.231%	250	0	8	8	0
	China Government International Bond	1.000%	12/20/2016	0.391%	1,200	(56)	78	22	0
	Emirate of Abu Dhabi Government International Bond	1.000%	03/20/2016	0.122%	100	(1)	3	2	0
	Petrobras International Finance Co.	1.000%	09/20/2015	1.554%	1,000	(34)	25	0	(9)

RYL	China Government International Bond	1.000%	06/20/2016	0.328%	600	6	4	10	0

UAG	Emirate of Abu Dhabi Government International Bond	1.000%	03/20/2016	0.122%	400	0	8	8	0
	Indonesia Government International Bond	1.000%	03/20/2015	0.663%	375	(15)	17	2	0
	Indonesia Government International Bond	1.000%	06/20/2021	2.818%	100	(7)	(5)	0	(12)

						$(1,231)	$195	$155	$(1,191)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
							Asset	Liability
BOA	CDX.EM-20 5-Year Index	5.000%	12/20/2018	$1,600	$ 179	$(13)	$166	$0

BRC	CDX.EM ex-Europe-18 5-Year Index	5.000%	12/20/2017	100	12	(4)	8	0

CBK	CDX.EM-20 5-Year Index	5.000%	12/20/2018	140	15	0	15	0

DUB	CDX.EM-20 5-Year Index	5.000%	12/20/2018	3,600	409	(37)	372	0

GST	CDX.EM-19 5-Year Index	5.000%	06/20/2018	100	10	(1)	9	0
	CDX.EM-20 5-Year Index	5.000%	12/20/2018	200	22	(1)	21	0

HUS	CDX.EM-13 5-Year Index	5.000%	06/20/2015	1,000	83	(52)	31	0

UAG	CDX.EM-15 5-Year Index	5.000%	06/20/2016	2,500	230	(96)	134	0

					$ 960	$(204)	$756	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BRC	Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MXN	41,100	$45	$39	$84	$0

DUB	Pay	1-Year BRL-CDI	8.600%	01/02/2017	BRL	10,100	9	(323)	0	(314)

HUS	Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MXN	31,322	3	61	64	0

JPM	Pay	1-Year BRL-CDI	8.650%	01/02/2017	BRL	6,000	10	(193)	0	(183)
	Pay	28-Day MXN-TIIE	8.950%	02/19/2019	MXN	11,000	0	130	130	0
	Pay	28-Day MXN-TIIE	5.250%	09/06/2019		70,000	(68)	(76)	0	(144)

UAG	Pay	1-Year BRL-CDI	8.200%	01/02/2017	BRL	31,000	(80)	(1,023)	0	(1,103)

							$(81)	$(1,385)	$278	$(1,744)

Total Swap Agreements							$(352)	$(1,394)	$1,189	$(2,935)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2013:

(e)	Securities with an aggregate market value of $1,577 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$5	$0	$179	$184	$(4)	$0	$0	$(4)	$180	$(260)	$(80)
BPS	3	0	4	7	(1)	0	0	(1)	6	0	6
BRC	43	65	129	237	(1)	(18)	0	(19)	218	(230)	(12)
CBK	19	0	18	37	0	(1)	(100)	(101)	(64)	40	(24)
DUB	22	0	388	410	(22)	(1)	(505)	(528)	(118)	0	(118)
FBF	6	0	9	15	(1)	0	(327)	(328)	(313)	217	(96)
GST	0	0	32	32	0	0	(24)	(24)	8	0	8
HUS	15	0	95	110	0	0	(292)	(292)	(182)	0	(182)
JPM	0	0	149	149	0	0	(560)	(560)	(411)	331	(80)
MSC	37	0	0	37	(40)	0	0	(40)	(3)	(80)	(83)
MYC	0	0	32	32	0	0	(12)	(12)	20	(245)	(225)
RBC	15	0	0	15	0	0	0	0	15	0	15
RYL	0	0	10	10	0	0	0	0	10	0	10
UAG	1	0	144	145	0	0	(1,115)	(1,115)	(970)	989	19

Total Over the Counter	$166	$65	$1,189	$1,420	$(69)	$(20)	$(2,935)	$(3,024)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	19

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3	$3
Swap Agreements	0	0	0	0	56	56

	$0	$0	$0	$0	$59	$59

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$166	$0	$166
Purchased Options	0	0	0	65	0	65
Swap Agreements	0	911	0	0	278	1,189

	$0	$911	$0	$231	$278	$1,420

	$0	$911	$0	$231	$337	$1,479

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$16	$16

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$69	$0	$69
Written Options	0	0	0	18	2	20
Swap Agreements	0	1,191	0	0	1,744	2,935

	$0	$1,191	$0	$87	$1,746	$3,024

	$0	$1,191	$0	$87	$1,762	$3,040

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(858)	$(858)
Swap Agreements	0	0	0	0	(554)	(554)

	$0	$0	$0	$0	$(1,412)	$(1,412)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,079)	$0	$(1,079)
Written Options	0	0	0	0	250	250
Swap Agreements	0	1,240	0	0	4,643	5,883

	$0	$1,240	$0	$(1,079)	$4,893	$5,054

	$0	$1,240	$0	$(1,079)	$3,481	$3,642

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(158)	$(158)
Swap Agreements	0	0	0	0	1,051	1,051

	$0	$0	$0	$0	$893	$893

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$628	$0	$628
Purchased Options	0	0	0	27	0	27
Written Options	0	0	0	20	(24)	(4)
Swap Agreements	0	(1,692)	0	0	(6,423)	(8,115)

	$0	$(1,692)	$0	$675	$(6,447)	$(7,464)

	$0	$(1,692)	$0	$675	$(5,554)	$(6,571)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Armenia
Sovereign Issues	$0	$499	$0	$499
Austria
Corporate Bonds & Notes	0	85	0	85
Bahrain
Sovereign Issues	0	1,034	0	1,034
Bermuda
Corporate Bonds & Notes	0	2,213	0	2,213
Brazil
Corporate Bonds & Notes	0	34,834	0	34,834
Sovereign Issues	0	5,498	0	5,498
Canada
Corporate Bonds & Notes	0	749	0	749
Cayman Islands
Corporate Bonds & Notes	0	4,475	750	5,225
Chile
Corporate Bonds & Notes	0	6,037	0	6,037
Sovereign Issues	0	119	0	119
China
Corporate Bonds & Notes	0	1,065	0	1,065
Colombia
Corporate Bonds & Notes	0	4,783	0	4,783
Sovereign Issues	0	1,149	0	1,149
Costa Rica
Sovereign Issues	0	1,073	0	1,073
Croatia
Corporate Bonds & Notes	0	266	0	266
Dominican Republic
Corporate Bonds & Notes	0	495	0	495
El Salvador
Sovereign Issues	0	4,118	0	4,118
Gabon
Sovereign Issues	0	405	0	405
Guatemala
Sovereign Issues	0	1,088	0	1,088
Hong Kong
Corporate Bonds & Notes	0	1,594	0	1,594
Hungary
Corporate Bonds & Notes	0	517	0	517
Sovereign Issues	0	99	0	99
India
Corporate Bonds & Notes	0	3,086	0	3,086
Indonesia
Corporate Bonds & Notes	0	5,436	0	5,436
Sovereign Issues	0	8,584	0	8,584
Ireland
Corporate Bonds & Notes	0	16,675	0	16,675
Israel
Corporate Bonds & Notes	0	334	0	334
Sovereign Issues	0	709	0	709
Kazakhstan
Corporate Bonds & Notes	0	13,051	0	13,051
Luxembourg
Corporate Bonds & Notes	0	30,047	0	30,047
Mexico
Corporate Bonds & Notes	0	24,047	0	24,047
Sovereign Issues	0	9,361	0	9,361
Mongolia
Sovereign Issues	0	1,525	0	1,525
Morocco
Sovereign Issues	0	2,046	0	2,046
Netherlands
Corporate Bonds & Notes	0	2,735	0	2,735
Panama
Sovereign Issues	0	3,670	0	3,670

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Peru
Corporate Bonds & Notes	$0	$201	$0	$201
Sovereign Issues	0	1,921	0	1,921
Philippines
Corporate Bonds & Notes	0	1,593	0	1,593
Sovereign Issues	0	2,202	0	2,202
Poland
Sovereign Issues	0	234	0	234
Qatar
Corporate Bonds & Notes	0	3,366	0	3,366
Russia
Sovereign Issues	0	13,934	0	13,934
Senegal
Sovereign Issues	0	224	0	224
Serbia
Sovereign Issues	0	605	0	605
Slovenia
Sovereign Issues	0	2,559	0	2,559
South Africa
Corporate Bonds & Notes	0	2,506	0	2,506
Sovereign Issues	0	798	0	798
South Korea
Corporate Bonds & Notes	0	1,658	0	1,658
Spain
Sovereign Issues	0	691	0	691
Sri Lanka
Sovereign Issues	0	558	0	558
Sweden
Corporate Bonds & Notes	0	315	0	315
Thailand
Corporate Bonds & Notes	0	927	0	927
Trinidad and Tobago
Corporate Bonds & Notes	0	1,912	0	1,912
Turkey
Corporate Bonds & Notes	0	795	0	795
Sovereign Issues	0	6,721	0	6,721
Ukraine
Sovereign Issues	0	1,132	0	1,132
United Arab Emirates
Corporate Bonds & Notes	0	811	0	811
Sovereign Issues	0	1,096	0	1,096
United Kingdom
Corporate Bonds & Notes	0	454	0	454
United States
Corporate Bonds & Notes	0	5,202	0	5,202
Mortgage-Backed Securities	0	665	0	665
U.S. Government Agencies	0	194	0	194
U.S. Treasury Obligations	0	447	0	447
Uruguay
Sovereign Issues	0	1,672	0	1,672
Venezuela
Corporate Bonds & Notes	0	11,646	0	11,646
Sovereign Issues	0	15,901	0	15,901
Virgin Islands (British)
Corporate Bonds & Notes	0	3,103	0	3,103
Zambia
Sovereign Issues	0	435	0	435
Short-Term Instruments
U.S. Treasury Bills	0	1,130	0	1,130
	$0	$281,109	$750	$281,859

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$18,134	$0	$0	$18,134

Total Investments	$18,134	$281,109	$750	$299,993

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	21

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

December 31, 2013

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$3	$56	$0	$59
Over the counter	0	1,420	0	1,420
	$3	$1,476	$0	$1,479

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(16)	$0	$0	$(16)
Over the counter	0	(3,022)	(2)	(3,024)
	$(16)	$(3,022)	$(2)	$(3,040)

Totals	$18,121	$279,563	$748	$298,432

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2013:

Category and Subcategory	Beginning Balance at 12/31/2012	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2013 (2)
Investments in Securities, at Value
Cayman Islands
Corporate Bonds & Notes	$882	$0	$(66)	$34	$14	$(2)	$0	$(112)	$750	$1

Financial Derivative Instruments - Liabilities
Over the counter	$(42)	$243	$0	$0	$(231)	$28	$0	$0	$(2)	$2

Totals	$840	$243	$(66)	$34	$(217)	$26	$0	$(112)	$748	$3

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Cayman Islands
Corporate Bonds & Notes	$750	Benchmark Pricing	Base Price	47.50-88.50

Financial Derivative Instruments - Liabilities
Over the counter	(2)	Indicative Market Quotation	Broker Quote	0.09-0.10

Total	$748

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2013

1. ORGANIZATION

The PIMCO Emerging Markets Bond Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the

Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid and are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period and are included in net change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective

ANNUAL REPORT	DECEMBER 31, 2013	23

Notes to Financial Statements (Cont.)

Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■	Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy   Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from

ANNUAL REPORT	DECEMBER 31, 2013	25

Notes to Financial Statements (Cont.)

their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

ANNUAL REPORT	DECEMBER 31, 2013	27

Notes to Financial Statements (Cont.)

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2013 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
$4,932	$140,638	$(127,430)	$(2)	$(4)	$18,134	$37	$0

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(b) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date.

The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

ANNUAL REPORT	DECEMBER 31, 2013	29

Notes to Financial Statements (Cont.)

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2013 for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

ANNUAL REPORT	DECEMBER 31, 2013	31

Notes to Financial Statements (Cont.)

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements. As mentioned earlier in this report, the U.S. is currently experiencing historically low interest rates. This combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, the fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair the performance of the Portfolio.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination

ANNUAL REPORT	DECEMBER 31, 2013	33

Notes to Financial Statements (Cont.)

include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.45%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.40%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the

Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2013, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$274	$79,804	$136,206

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2013		Year Ended 12/31/2012
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	28	$388	28	$424
Administrative Class	4,420	64,231	5,183	75,076
Advisor Class	943	13,856	2,378	34,926
Issued as reinvestment of distributions
Institutional Class	1	16	0	2
Administrative Class	1,260	17,788	1,072	15,674
Advisor Class	158	2,243	122	1,791
Cost of shares redeemed
Institutional Class	(29)	(425)	0	0
Administrative Class	(7,503)	(106,453)	(5,293)	(76,969)
Advisor Class	(2,194)	(31,680)	(1,124)	(16,349)
Net (decrease) resulting from Portfolio share transactions	(2,916)	$(40,036)	2,366	$34,575

As of December 31, 2013, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 75% of the Portfolio. One shareholder is a related party to the Portfolio and comprises 61% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2013, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

ANNUAL REPORT	DECEMBER 31, 2013	35

Notes to Financial Statements (Cont.)

December 31, 2013

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2010-2012, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2013, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$6,511	$5,645	$(3,314)	$(309)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through December 31, 2013 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2013 through December 31, 2013, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2013, the Portfolio had no accumulated capital losses.

As of December 31, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$302,531	$10,764	$(13,303)	$(2,539)

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2013 and December 31, 2012, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2013	$17,406	$2,641	$—
12/31/2012	$17,468	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

36	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO Emerging Markets Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Emerging Markets Bond Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2014

ANNUAL REPORT	DECEMBER 31, 2013	37

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.

Currency Abbreviations:
BRL	Brazilian Real	JPY	Japanese Yen	RUB	Russian Ruble
COP	Colombian Peso	KRW	South Korean Won	USD (or $)	United States Dollar
EUR	Euro	MXN	Mexican Peso	ZAR	South African Rand
INR	Indian Rupee

Exchange Abbreviations:
OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Other Abbreviations:
AID	Agency International Development	JSC	Joint Stock Company	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate

38	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2013	39

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	172	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian* (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Vice President	11/2013 to Present Treasurer 08/1997 to 11/2013	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

* Effective February 3, 2014, Dr. El-Erian no longer serves as a Senior Vice President of the Trust.

ANNUAL REPORT	DECEMBER 31, 2013	41

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

42	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 12-13, 2013, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2014. The Board also considered and approved for an additional one-year term through August 31, 2014, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2014.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreement are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust and the independent Trustees.

The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 12-13, 2013 meeting. The independent Trustees also met with counsel to the Trust and the independent Trustees on August 2, 2013 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

ANNUAL REPORT	DECEMBER 31, 2013	43

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2012, including, but not limited to, undertaking significant technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2013. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2013 and other performance data, as available, for the periods ended June 30, 2013 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2013 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 12-13, 2013 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2013.

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Board noted that, for periods ending May 31, 2013, the Administrative Class of 71%, 92% and 100% of the Portfolios outperformed their Lipper category median in the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 86% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2013 (based on the performance of the Administrative Class). The Board also noted that ten of 13 Portfolios, representing 93% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2013, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $23 billion as of May 31, 2013.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expense ratios in their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the size of the assets under management with PIMCO, the manner in which similar portfolios may be managed, different requirements with

ANNUAL REPORT	DECEMBER 31, 2013	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively; had been reduced for some Portfolios over time; had been held steady for most Portfolios as assets grew, or declined in the case of some Portfolios; and continued to be competitive compared with peers. The Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. The Trustees noted that the benefits of the unified fee were apparent during the recent financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC supported the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and in return for the fees paid to RALLC by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2013	47

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT13AR_123113

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2013

PIMCO Emerging Markets Bond Portfolio

Share Class

■	Institutional

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	37
Glossary	38
Federal Income Tax Information	39
Management of the Trust	40
Privacy Policy	42
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	43

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2013. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

The past twelve months were marked by ongoing periods of heightened bond market volatility brought on by uncertainty around central bank monetary and fiscal policy, geopolitical concerns, and a slower than hoped for rebound in the global economy. Following a particularly bumpy third quarter, however, all financial markets completed the year along a relatively smoother path. Federal Reserve (“Fed”) Chairman Ben Bernanke laid the groundwork in September, when he clarified the Fed’s commitment to maintain its quantitative easing (“QE”) bond purchase program of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero-bound range. The nomination of Janet Yellen to the Chairmanship further helped to reassure investors that the Fed would be committed to the continuation of their accommodative policies.

As investors were made particularly aware, beginning in mid-May conditions in financial markets deteriorated rapidly as markets reacted to signals by the Fed that it might begin to slow the pace of its asset purchases. This shift in tone fueled a broad-based sell-off within fixed income assets throughout the summer, undermining market liquidity and sending yields higher across the risk spectrum.

By mid-September, however, the Fed announced its intent to delay any tapering until more convincing indicators of economic growth become apparent and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore higher) and a rally across most equity markets. The Fed also maintained the Federal Funds Rate within a narrow range of zero to 25 basis points. Into October, investors were once again kept on edge by the uncertain fiscal policy and political landscape—namely the partial shutdown of the U.S. government that began during the first week of October, the ongoing debt ceiling negotiations between the White House and Congress, and confirmation proceedings for the next Fed Chairman. Investors were relieved by the last-minute deal announced on October 17 that reached an agreement to reopen the U.S. government and raise the debt ceiling.

In November, relative calm prevailed across most fixed income markets, and equity markets continued to rally. The European Central Bank (“ECB”) reduced their main policy rate (or the interest rate at which it lends money to banks) by 25 basis points to 0.25%, likely due to their concern over lower than expected inflation and a weak global growth outlook. The Bank of England (“BOE”) unanimously voted to leave its main policy rate unchanged amid a pickup in economic growth and expectations that this would lead to an eventual decline in the U.K. unemployment rate.

Towards the latter part of December, the Fed announced that beginning in January 2014 it intends to gradually exit its bond-buying program, by reducing it from $85 billion to $75 billion spread equally across mortgage and U.S. Treasury purchases. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee (“FOMC”) provided even greater assurances that the policy rate would remain near a zero-bound range until signs of sustainable growth are more broadly evident in the U.S. economy. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

U.S. Treasuries underperformed most other developed sovereign bond markets on a hedged basis as investors reacted to the various Fed announcements regarding the tapering of their QE bond purchase program. In particular, U.S. Treasury yields rose to their highest level in late December as investors reacted to the Fed’s announcement that it would begin the reduction of its asset purchases starting in January 2014. This decision was made on the back of improving economic data, which included a lower unemployment rate, respectable monthly job reports, and improving housing fundamentals. The benchmark ten-year U.S. Treasury note yielded 3.03% at the end of the reporting period, as compared to 1.76% on December 31, 2012. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 2.02% for the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 8.61% over the period, underperforming nominal U.S. Treasuries. U.S. TIPS sold off, particularly during the second quarter of the reporting period, as the market began to price in the inevitable Fed tapering decision, which was officially announced in December. The decision by the Fed to initiate the tapering of asset purchases was validated via stronger jobs and GDP data, with continual weaker inflation data adding further pressure to U.S. TIPS valuations towards the latter part of the period. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 9.52% over the period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries even with the Fed’s announcement that it would begin to reduce its asset purchases in January 2014. The announcement, however, did lead to differentiated performance among coupons, with lower coupons underperforming, as these bonds have been the largest beneficiaries of Fed purchases. Prices for non-Agency mortgages rose on limited outstanding supply, improving risk appetite and ongoing signs of recovery in the housing sector. Commercial MBS also outperformed amid strong investor demand and a continued rebound in property valuations.

■

The U.S. investment grade credit market, as measured by the Barclays U.S. Credit Index, declined 2.01% for the period, but outperformed like-duration U.S. Treasuries as spreads tightened, ending the year at the lowest level since the global financial crisis began. This positive performance was supported by improving global growth fundamentals and continued easy monetary policy. The high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 7.42% for the period. The sector was one of the best-performing fixed income sectors, benefiting from relatively sound fundamentals and investor demand for higher yielding assets with lower interest rate sensitivity.

■

Emerging markets (“EM”) external debt underperformed U.S. Treasuries during the year and was impacted by the second quarter sell-off. Country-specific stories and the risk-on market sentiment following the Fed tapering announcement supported lower spreads in the fourth quarter, particularly in December. EM local assets particularly underperformed U.S. Treasuries during the period, as weaker EM currencies and increases in local yields weighed on overall returns.

■

Developed market equities posted strong performance in 2013, despite a period marked by considerable volatility and uncertainty around central bank policy. U.S. equities, as measured by the S&P 500 Index, returned 32.39%. Global equities, as represented by the MSCI All Country World Index Net USD and MSCI World Index, returned 22.80% and 26.68%, respectively. Emerging market equities (“EM”), as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.60%. EM equities underperformed developed market equities due to declining earnings growth and rising interest rates in the U.S. which placed pressure on local EM currencies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2014

ANNUAL REPORT	DECEMBER 31, 2013	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Emerging Markets Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, operational risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

4	PIMCO VARIABLE INSURANCE TRUST

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2013 to December 31, 2013.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2013	5

PIMCO Emerging Markets Bond Portfolio

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown‡

Brazil	13.4%
Mexico	11.1%
Luxembourg	10.0%
Venezuela	9.2%
Short-Term Instruments	6.4%
Ireland	5.6%
Other	44.3%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	1 Year	Class Inception (04/30/2012)
PIMCO Emerging Markets Bond Portfolio Institutional Class	-6.81%	1.45%
JPMorgan Emerging Markets Bond Index (EMBI) Global±	-6.58%	2.24%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.85% for Institutional Class shares.

± JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/13)	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,011.40	$1,020.92
Expenses Paid During Period†	$4.31	$4.33
Net Annualized Expense Ratio	0.85%	0.85%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Emerging Markets Bond Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities, and may be denominated in non-U.S. currencies and the U.S. dollar.

»

The Portfolio’s substitution of Brazilian corporate and quasi-sovereign debt versus sovereign debt was positive for performance as Brazilian corporate and quasi-sovereign debt outperformed sovereign debt over the reporting period.

»

A tactical allocation to Mexican local rates was positive for performance as Mexican local currency debt (local currency returns) outperformed the Portfolio’s benchmark index over the reporting period.

»	An underweight to Hungarian external sovereign debt detracted from performance as Hungary outperformed the Portfolio’s benchmark index over the reporting period.

»	An underweight to Lebanese external sovereign debt detracted from performance as Lebanon outperformed the Portfolio’s benchmark index over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Emerging Markets Bond Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2013	04/30/2012-12/31/2012

Institutional Class
Net asset value beginning of year or period	$15.32	$14.42
Net investment income (a)	0.69	0.48
Net realized/unrealized gain (loss)	(1.71)	0.92
Total income (loss) from investment operations	(1.02)	1.40
Dividends from net investment income	(0.74)	(0.50)
Distributions from net realized capital gains	(0.12)	0.00
Total distributions	(0.86)	(0.50)
Net asset value end of year or period	$13.44	$15.32
Total return	(6.81)%	9.91%
Net assets end of year or period (000s)	$370	$428
Ratio of expenses to average net assets	0.85%	0.85	%*
Ratio of expenses to average net assets excluding interest expense	0.85%	0.85	%*
Ratio of net investment income to average net assets	4.82%	4.77	%*
Portfolio turnover rate	24%**	20	%**

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	7

Statement of Assets and Liabilities PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2013

Assets:
Investments, at value
Investments in securities	$281,859
Investments in Affiliates	18,134
Financial Derivative Instruments
Exchange-traded or centrally cleared	59
Over the counter	1,420
Cash	58
Deposits with counterparty	559
Foreign currency, at value	352
Receivable for investments sold	409
Receivable for Portfolio shares sold	30
Interest and dividends receivable	4,787
Dividends receivable from Affiliates	5
307,672

Liabilities:
Financial Derivative Instruments
Exchange-traded or centrally cleared	$16
Over the counter	3,024
Payable for investments purchased	401
Payable for investments in Affiliates purchased	5
Deposits from counterparty	815
Payable for Portfolio shares redeemed	238
Accrued investment advisory fees	117
Accrued supervisory and administrative fees	104
Accrued distribution fees	7
Accrued servicing fees	35
Reimbursement to PIMCO	4
4,766

Net Assets	$302,906

Net Assets Consist of:
Paid in capital	$294,372
Undistributed net investment income	6,078
Accumulated undistributed net realized gain	5,844
Net unrealized (depreciation)	(3,388)
$302,906

Net Assets:
Institutional Class	$370
Administrative Class	271,266
Advisor Class	31,270

Shares Issued and Outstanding:
Institutional Class	28
Administrative Class	20,182
Advisor Class	2,326

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$13.44
Administrative Class	13.44
Advisor Class	13.44

Cost of Investments in Securities	$284,373
Cost of Investments in Affiliates	$18,137
Cost of Foreign Currency Held	$356
Cost or Premiums of Financial Derivative Instruments, net	$(371)

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands)	Year Ended December 31, 2013

Investment Income:
Interest	$19,754
Dividends from Investments in Affiliates	37
Total Income	19,791

Expenses:
Investment advisory fees	1,571
Supervisory and administrative fees	1,397
Servicing fees - Administrative Class	463
Distribution and/or servicing fees - Advisor Class	101
Trustees’ fees	7
Interest expense	8
Total Expenses	3,547

Net Investment Income	16,244

Net Realized Gain (Loss):
Investments in securities	7,061
Investments in Affiliates	(2)
Exchange-traded or centrally cleared financial derivative instruments	(1,412)
Over the counter financial derivative instruments	5,054
Foreign currency	324
Net Realized Gain	11,025

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(47,730)
Investments in Affiliates	(4)
Exchange-traded or centrally cleared financial derivative instruments	893
Over the counter financial derivative instruments	(7,464)
Foreign currency assets and liabilities	(11)
Net Change in Unrealized (Depreciation)	(54,316)
Net (Loss)	(43,291)

Net (Decrease) in Net Assets Resulting from Operations	$(27,047)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	9

Statements of Changes in Net Assets PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands)	Year Ended December 31, 2013	Year Ended December 31, 2012

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$16,244	$16,006
Net realized gain	11,025	9,141
Net change in unrealized appreciation (depreciation)	(54,316)	32,584
Net increase (decrease) resulting from operations	(27,047)	57,731

Distributions to Shareholders:
From net investment income
Institutional Class	(14)	(2)
Administrative Class	(15,419)	(15,675)
Advisor Class	(1,973)	(1,791)
From net realized capital gains
Institutional Class	(2)	0
Administrative Class	(2,369)	0
Advisor Class	(270)	0

Total Distributions	(20,047)	(17,468)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(40,036)	34,575
Net increase (decrease) in capital	(87,130)	74,838

Net Assets:
Beginning of year	390,036	315,198
End of year*	$302,906	$390,036

* Including undistributed net investment income of:	$6,078	$1,838

**	See note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Emerging Markets Bond Portfolio

December 31, 2013

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 93.0%

ARMENIA 0.2%

SOVEREIGN ISSUES 0.2%
Republic of Armenia
6.000% due 09/30/2020		$500	$	499

Total Armenia (Cost $493)				499

AUSTRIA 0.0%

CORPORATE BONDS & NOTES 0.0%
OGX Austria GmbH
8.375% due 04/01/2022 ^		$1,000		85

Total Austria (Cost $1,000)				85

BAHRAIN 0.3%

SOVEREIGN ISSUES 0.3%
Bahrain Government International Bond
5.500% due 03/31/2020		$1,000		1,034

Total Bahrain (Cost $1,014)				1,034

BERMUDA 0.7%

CORPORATE BONDS & NOTES 0.7%
Digicel Group Ltd.
8.250% due 09/30/2020		$300		312
Qtel International Finance Ltd.
4.500% due 01/31/2043		500		428
4.750% due 02/16/2021		1,400		1,473

Total Bermuda (Cost $2,142)				2,213

BRAZIL 13.3%

CORPORATE BONDS & NOTES 11.5%
Banco BTG Pactual S.A.
5.750% due 09/28/2022		$300		261
Banco do Brasil S.A.
3.875% due 10/10/2022		2,530		2,207
4.500% due 01/22/2015		400		411
4.500% due 01/20/2016	EUR	800		1,147
6.000% due 01/22/2020		$2,620		2,790
Banco do Nordeste do Brasil S.A.
4.375% due 05/03/2019		450		441
Banco Santander Brasil S.A.
4.250% due 01/14/2016		1,300		1,347
4.625% due 02/13/2017		1,400		1,463
Banco Votorantim S.A.
5.250% due 02/11/2016		800		830
BM&FBovespa S.A.
5.500% due 07/16/2020		500		529
Braskem America Finance Co.
7.125% due 07/22/2041		1,300		1,183
Braskem Finance Ltd.
5.750% due 04/15/2021		600		591
7.000% due 05/07/2020		1,000		1,072
BRF S.A.
5.875% due 06/06/2022		200		200
Caixa Economica Federal
2.375% due 11/06/2017		600		559
3.500% due 11/07/2022		600		489
4.500% due 10/03/2018		500		498
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		3,250		3,494
CSN Islands Corp.
6.875% due 09/21/2019		1,450		1,512

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
CSN Resources S.A.
6.500% due 07/21/2020		$380	$	386
Itau Unibanco Holding S.A.
5.125% due 05/13/2023		400		371
Petrobras International Finance Co.
5.750% due 01/20/2020		9,750		10,070
7.875% due 03/15/2019		1,600		1,820
QGOG Constellation S.A.
6.250% due 11/09/2019		800		766
Samarco Mineracao S.A.
5.750% due 10/24/2023		400		397

				34,834

SOVEREIGN ISSUES 1.8%
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		600		607
5.750% due 09/26/2023		700		694
6.369% due 06/16/2018		840		916
6.500% due 06/10/2019		1,700		1,853
Brazil Government International Bond
5.625% due 01/07/2041		50		49
7.125% due 01/20/2037		600		690
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2014	BRL	113		48
10.000% due 01/01/2017		1,538		618
10.000% due 01/01/2023		65		23

				5,498

Total Brazil (Cost $41,531)				40,332

CANADA 0.2%

CORPORATE BONDS & NOTES 0.2%
Harvest Operations Corp.
2.125% due 05/14/2018		$200		195
Pacific Rubiales Energy Corp.
5.125% due 03/28/2023		600		554

Total Canada (Cost $799)				749

CAYMAN ISLANDS 1.7%

CORPORATE BONDS & NOTES 1.7%
AES Andres Dominicana Ltd.
9.500% due 11/12/2020		$800		856
Baidu, Inc.
3.500% due 11/28/2022		800		738
Banco Continental S.A. via Continental Senior Trustees Cayman Ltd.
5.500% due 11/18/2020		600		625
ENN Energy Holdings Ltd.
6.000% due 05/13/2021		400		427
Interoceanica Finance Ltd.
0.000% due 11/30/2018		113		100
0.000% due 11/30/2025		405		276
0.000% due 05/15/2030		800		374
IPIC GMTN Ltd.
3.125% due 11/15/2015		250		260
Mongolian Mining Corp.
8.875% due 03/29/2017		900		715
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021		720		742
Peru Enhanced Pass-Through Finance Ltd.
0.000% due 05/31/2018		121		112

Total Cayman Islands (Cost $5,254)				5,225

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
CHILE 2.0%

CORPORATE BONDS & NOTES 2.0%
Banco del Estado de Chile
2.000% due 11/09/2017		$300	$	295
4.125% due 10/07/2020		700		714
Banco Santander Chile
3.750% due 09/22/2015		1,300		1,347
3.875% due 09/20/2022		500		473
Celulosa Arauco y Constitucion S.A.
7.250% due 07/29/2019		1,000		1,160
Corp. Nacional del Cobre de Chile
4.250% due 07/17/2042		400		321
E.CL S.A.
5.625% due 01/15/2021		800		847
ENTEL Chile S.A.
4.875% due 10/30/2024		900		880

				6,037

SOVEREIGN ISSUES 0.0%
Chile Government International Bond
3.625% due 10/30/2042		150		119

Total Chile (Cost $6,009)				6,156

CHINA 0.4%

CORPORATE BONDS & NOTES 0.4%
CNOOC Curtis Funding Pty. Ltd.
4.500% due 10/03/2023		$600		596
Sinopec Group Overseas Development Ltd.
4.875% due 05/17/2042		500		469

Total China (Cost $1,098)				1,065

COLOMBIA 2.0%

CORPORATE BONDS & NOTES 1.6%
Ecopetrol S.A.
5.875% due 09/18/2023		$400		423
7.375% due 09/18/2043		300		326
7.625% due 07/23/2019		3,390		4,034

				4,783

SOVEREIGN ISSUES 0.4%
Colombia Government International Bond
6.125% due 01/18/2041		150		161
8.125% due 05/21/2024		300		387
10.375% due 01/28/2033		225		333
12.000% due 10/22/2015	COP	457,000		268

				1,149

Total Colombia (Cost $5,273)				5,932

COSTA RICA 0.4%

SOVEREIGN ISSUES 0.4%
Costa Rica Government International Bond
4.250% due 01/26/2023		$600		553
4.375% due 04/30/2025		200		178
5.625% due 04/30/2043		400		342

Total Costa Rica (Cost $1,200)				1,073

CROATIA 0.1%

CORPORATE BONDS & NOTES 0.1%
Hrvatska Elektroprivreda
6.000% due 11/09/2017		$260		266

Total Croatia (Cost $260)				266

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	11

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
DOMINICAN REPUBLIC 0.2%

CORPORATE BONDS & NOTES 0.2%
Aeropuertos Dominicanos Siglo S.A.
9.250% due 11/13/2019	$500	$	495

Total Dominican Republic (Cost $500)			495

EL SALVADOR 1.4%

SOVEREIGN ISSUES 1.4%
El Salvador Government International Bond
5.875% due 01/30/2025	$3,300		3,135
7.625% due 02/01/2041	160		156
7.650% due 06/15/2035	845		827

Total El Salvador (Cost $4,628)			4,118

GABON 0.1%

SOVEREIGN ISSUES 0.1%
Gabonese Republic
6.375% due 12/12/2024	$402		405

Total Gabon (Cost $403)			405

GUATEMALA 0.4%

SOVEREIGN ISSUES 0.4%
Guatemala Government Bond
4.875% due 02/13/2028	$210		193
5.750% due 06/06/2022	860		895

Total Guatemala (Cost $1,080)			1,088

HONG KONG 0.5%

CORPORATE BONDS & NOTES 0.5%
CNOOC Finance Ltd.
3.875% due 05/02/2022	$1,000		963
Nexen Energy ULC
6.400% due 05/15/2037	50		57
7.500% due 07/30/2039	450		574

Total Hong Kong (Cost $1,626)			1,594

HUNGARY 0.2%

CORPORATE BONDS & NOTES 0.2%
MFB Magyar Fejlesztesi Bank Zrt
6.250% due 10/21/2020	$500		517

SOVEREIGN ISSUES 0.0%
Hungary Government International Bond
5.375% due 02/21/2023	100		99

Total Hungary (Cost $596)			616

INDIA 1.0%

CORPORATE BONDS & NOTES 1.0%
ICICI Bank Ltd.
4.750% due 11/25/2016	$500		523
Indian Oil Corp. Ltd.
4.750% due 01/22/2015	1,100		1,129
ONGC Videsh Ltd.
2.500% due 05/07/2018	200		189
3.750% due 05/07/2023	200		170
State Bank of India
4.500% due 10/23/2014	850		869
4.500% due 07/27/2015	200		206

Total India (Cost $3,036)			3,086

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INDONESIA 4.6%

CORPORATE BONDS & NOTES 1.8%
Majapahit Holding BV
7.250% due 06/28/2017	$700	$	770
7.750% due 01/20/2020	1,540		1,698
7.875% due 06/29/2037	700		735
Pertamina Persero PT
4.300% due 05/20/2023	800		700
6.000% due 05/03/2042	1,500		1,243
Perusahaan Listrik Negara PT
5.500% due 11/22/2021	300		290

			5,436

SOVEREIGN ISSUES 2.8%
Indonesia Government International Bond
4.625% due 04/15/2043	1,700		1,371
6.625% due 02/17/2037	100		102
6.875% due 03/09/2017	3,200		3,564
6.875% due 01/17/2018	2,600		2,921
7.500% due 01/15/2016	100		110
7.750% due 01/17/2038	100		113
11.625% due 03/04/2019	300		403

			8,584

Total Indonesia (Cost $13,952)			14,020

IRELAND 5.5%

CORPORATE BONDS & NOTES 5.5%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018	$1,800		2,198
Borets Finance Ltd.
7.625% due 09/26/2018	700		696
Brunswick Rail Finance Ltd.
6.500% due 11/01/2017	600		614
Metalloinvest Finance Ltd.
5.625% due 04/17/2020	800		780
MMC Norilsk Nickel OJSC via MMC Finance Ltd.
5.550% due 10/28/2020	800		799
Novatek OAO via Novatek Finance Ltd.
4.422% due 12/13/2022	300		277
6.604% due 02/03/2021	1,300		1,430
OJSC Novolipetsk Steel via Steel Funding Ltd.
4.450% due 02/19/2018	1,400		1,403
Phosagro OAO via Phosagro Bond Funding Ltd.
4.204% due 02/13/2018	400		397
Russian Railways via RZD Capital PLC
5.739% due 04/03/2017	240		261
SCF Capital Ltd.
5.375% due 10/27/2017	700		707
Sibur Securities Ltd.
3.914% due 01/31/2018	1,000		981
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
6.493% due 02/02/2016	300		322
7.748% due 02/02/2021	500		545
9.125% due 04/30/2018	500		589
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017	500		534
5.450% due 11/22/2017	700		752
6.025% due 07/05/2022	2,580		2,644
6.800% due 11/22/2025	500		525
6.902% due 07/09/2020	200		221

Total Ireland (Cost $15,935)			16,675

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
ISRAEL 0.3%

CORPORATE BONDS & NOTES 0.1%
Israel Electric Corp. Ltd.
7.250% due 01/15/2019	$300	$	334

SOVEREIGN ISSUES 0.2%
Israel Government International Bond
4.500% due 01/30/2043	800		709

Total Israel (Cost $1,108)			1,043

KAZAKHSTAN 4.3%

CORPORATE BONDS & NOTES 4.3%
Intergas Finance BV
6.375% due 05/14/2017	$300		324
KazMunayGas National Co. JSC
4.400% due 04/30/2023	700		651
5.750% due 04/30/2043	1,000		867
7.000% due 05/05/2020	5,200		5,863
9.125% due 07/02/2018	2,500		3,041
11.750% due 01/23/2015	500		550
Samruk-Energy JSC
3.750% due 12/20/2017	1,000		1,000
Tengizchevroil Finance Co. SARL
6.124% due 11/15/2014	431		440
Zhaikmunai LLP
7.125% due 11/13/2019	300		315

Total Kazakhstan (Cost $12,550)			13,051

LUXEMBOURG 9.9%

CORPORATE BONDS & NOTES 9.9%
ALROSA Finance S.A.
7.750% due 11/03/2020	$1,100		1,225
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022	1,800		1,658
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015	1,800		1,919
5.999% due 01/23/2021	2,580		2,735
6.212% due 11/22/2016	330		365
6.510% due 03/07/2022	750		809
8.625% due 04/28/2034	1,210		1,434
9.250% due 04/23/2019	2,300		2,840
Rosneft Finance S.A.
6.625% due 03/20/2017	1,700		1,887
7.500% due 07/18/2016	3,300		3,720
7.875% due 03/13/2018	600		696
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
5.298% due 12/27/2017	1,920		1,982
6.299% due 05/15/2017	1,640		1,753
Sberbank of Russia Via SB Capital S.A.
5.400% due 03/24/2017	1,200		1,289
5.499% due 07/07/2015	700		742
5.717% due 06/16/2021	600		628
6.125% due 02/07/2022	2,900		3,067
Severstal OAO Via Steel Capital S.A.
6.700% due 10/25/2017	1,200		1,298

Total Luxembourg (Cost $29,077)			30,047

	SHARES
MEXICO 11.0%

COMMON STOCKS 0.0%
Hipotecaria Su Casita S.A. de C.V. (a)	5,259		0

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
CORPORATE BONDS & NOTES 7.9%
America Movil S.A.B. de C.V.
6.450% due 12/05/2022	MXN	6,000	$	426
BBVA Bancomer S.A.
4.500% due 03/10/2016		$600		639
6.500% due 03/10/2021		1,400		1,484
6.750% due 09/30/2022		900		961
Comision Federal de Electricidad
4.875% due 05/26/2021		900		934
4.875% due 01/15/2024		800		796
Corp. GEO S.A.B. de C.V.
8.875% due 09/25/2014 ^		700		105
Desarrolladora Homex S.A.B. de C.V.
7.500% due 09/28/2015 ^		70		9
9.750% due 03/25/2020 ^		125		15
Hipotecaria Su Casita S.A. de C.V.
7.500% due 06/29/2018 ^		44		4
Petroleos Mexicanos
4.875% due 01/24/2022		3,100		3,193
5.500% due 01/21/2021		1,050		1,134
5.500% due 06/27/2044		1,440		1,321
6.500% due 06/02/2041		8,920		9,366
8.000% due 05/03/2019		3,000		3,645
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.500% due 01/21/2020 ^		100		15

				24,047

SOVEREIGN ISSUES 3.1%
Mexico Government International Bond
2.750% due 04/22/2023	EUR	2,490		3,321
4.750% due 03/08/2044		$100		91
5.750% due 10/12/2110		700		651
6.050% due 01/11/2040		850		929
6.750% due 09/27/2034		1,644		1,948
7.250% due 12/15/2016	MXN	8,600		710
7.500% due 04/08/2033		$940		1,191
9.500% due 12/18/2014	MXN	6,436		520

				9,361

Total Mexico (Cost $34,385)				33,408

MONGOLIA 0.5%

SOVEREIGN ISSUES 0.5%
Mongolia Government International Bond
4.125% due 01/05/2018		$1,000		910
5.125% due 12/05/2022		730		615

Total Mongolia (Cost $1,720)				1,525

MOROCCO 0.7%

SOVEREIGN ISSUES 0.7%
Morocco Government International Bond
4.250% due 12/11/2022		$2,200		2,046

Total Morocco (Cost $2,236)				2,046

NETHERLANDS 0.9%

CORPORATE BONDS & NOTES 0.9%
Kazakhstan Temir Zholy Finance BV
6.375% due 10/06/2020		$300		329
6.950% due 07/10/2042		500		499
7.000% due 05/11/2016		1,000		1,103
VimpelCom Holdings BV
5.200% due 02/13/2019		800		804

Total Netherlands (Cost $2,738)				2,735

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
PANAMA 1.2%

SOVEREIGN ISSUES 1.2%
Panama Government International Bond
4.300% due 04/29/2053	$600	$	462
8.875% due 09/30/2027	780		1,045
9.375% due 04/01/2029	1,553		2,163

Total Panama (Cost $3,543)			3,670

PERU 0.7%

CORPORATE BONDS & NOTES 0.1%
BBVA Banco Continental S.A.
3.250% due 04/08/2018	$200		201

SOVEREIGN ISSUES 0.6%
Fondo MIVIVIENDA S.A.
3.500% due 01/31/2023	400		359
Peru Government International Bond
8.750% due 11/21/2033	1,094		1,562

			1,921

Total Peru (Cost $2,004)			2,122

PHILIPPINES 1.2%

CORPORATE BONDS & NOTES 0.5%
Power Sector Assets & Liabilities Management Corp.
7.390% due 12/02/2024	$1,300		1,593

SOVEREIGN ISSUES 0.7%
Philippines Government International Bond
6.375% due 10/23/2034	100		119
7.500% due 09/25/2024	350		438
7.750% due 01/14/2031	400		528
8.375% due 06/17/2019	300		384
9.500% due 02/02/2030	400		600
9.875% due 01/15/2019	100		133

			2,202

Total Philippines (Cost $3,731)			3,795

POLAND 0.1%

SOVEREIGN ISSUES 0.1%
Poland Government International Bond
6.375% due 07/15/2019	$200		234

Total Poland (Cost $200)			234

QATAR 1.1%

CORPORATE BONDS & NOTES 1.1%
Nakilat, Inc.
6.067% due 12/31/2033	$100		106
Qatari Diar Finance Co.
3.500% due 07/21/2015	1,300		1,353
5.000% due 07/21/2020	100		110
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020	1,065		1,148
5.838% due 09/30/2027	350		374
6.332% due 09/30/2027	250		275

Total Qatar (Cost $3,113)			3,366

RUSSIA 4.6%

SOVEREIGN ISSUES 4.6%
Russia Government International Bond
3.250% due 04/04/2017	$400		418

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
4.500% due 04/04/2022		$2,200	$	2,233
4.875% due 09/16/2023		400		405
5.625% due 04/04/2042		1,800		1,795
5.875% due 09/16/2043		200		204
7.500% due 03/31/2030		7,607		8,879

Total Russia (Cost $13,363)				13,934

SENEGAL 0.1%

SOVEREIGN ISSUES 0.1%
Senegal Government International Bond
8.750% due 05/13/2021		$200		224

Total Senegal (Cost $215)				224

SERBIA 0.2%

SOVEREIGN ISSUES 0.2%
Republic of Serbia
5.250% due 11/21/2017		$600		605

Total Serbia (Cost $596)				605

SLOVENIA 0.8%

SOVEREIGN ISSUES 0.8%
Slovenia Government International Bond
4.375% due 02/06/2019	EUR	700		981
4.700% due 11/01/2016		600		857
4.750% due 05/10/2018		$700		721

Total Slovenia (Cost $2,487)				2,559

SOUTH AFRICA 1.1%

CORPORATE BONDS & NOTES 0.8%
AngloGold Ashanti Holdings PLC
5.375% due 04/15/2020		$500		470
6.500% due 04/15/2040		100		78
Eskom Holdings SOC Ltd.
6.750% due 08/06/2023		700		719
Transnet SOC Ltd.
4.000% due 07/26/2022		1,400		1,239

				2,506

SOVEREIGN ISSUES 0.3%
South Africa Government International Bond
4.665% due 01/17/2024		100		96
6.875% due 05/27/2019		500		574
7.250% due 01/15/2020	ZAR	300		28
8.250% due 09/15/2017		1,000		100

				798

Total South Africa (Cost $3,489)				3,304

SOUTH KOREA 0.5%

CORPORATE BONDS & NOTES 0.5%
Export-Import Bank of Korea
5.125% due 06/29/2020		$100		110
Hyundai Capital Services, Inc.
4.375% due 07/27/2016		900		958
Korea Exchange Bank
4.875% due 01/14/2016		100		107
Korea Hydro & Nuclear Power Co. Ltd.
2.875% due 10/02/2018		300		299
3.000% due 09/19/2022		200		184

Total South Korea (Cost $1,596)				1,658

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	13

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
SPAIN 0.2%

SOVEREIGN ISSUES 0.2%
Autonomous Community of Madrid
4.200% due 09/24/2014	EUR	250	$	352
4.305% due 03/06/2014		245		339

Total Spain (Cost $636)				691

SRI LANKA 0.2%

SOVEREIGN ISSUES 0.2%
Sri Lanka Government International Bond
6.250% due 07/27/2021		$568		558

Total Sri Lanka (Cost $568)				558

SWEDEN 0.1%

CORPORATE BONDS & NOTES 0.1%
Ciech Group Financing AB
9.500% due 11/30/2019	EUR	200		315

Total Sweden (Cost $256)				315

THAILAND 0.3%

CORPORATE BONDS & NOTES 0.3%
Thai Oil PCL
3.625% due 01/23/2023		$430		384
4.875% due 01/23/2043		670		543

Total Thailand (Cost $1,078)				927

TRINIDAD AND TOBAGO 0.6%

CORPORATE BONDS & NOTES 0.6%
Petroleum Co. of Trinidad & Tobago Ltd.
6.000% due 05/08/2022		$1,204		1,282
9.750% due 08/14/2019		500		630

Total Trinidad and Tobago (Cost $1,757)				1,912

TURKEY 2.5%

CORPORATE BONDS & NOTES 0.3%
Export Credit Bank of Turkey
5.875% due 04/24/2019		$400		406
Turkiye Garanti Bankasi A/S
2.742% due 04/20/2016		400		389

				795

SOVEREIGN ISSUES 2.2%
Turkey Government International Bond
4.875% due 04/16/2043		1,100		848
6.000% due 01/14/2041		800		705
6.750% due 05/30/2040		1,700		1,650
7.250% due 03/05/2038		700		722
7.500% due 11/07/2019		1,400		1,569
8.000% due 02/14/2034		1,100		1,227

				6,721

Total Turkey (Cost $8,104)				7,516

UKRAINE 0.4%

SOVEREIGN ISSUES 0.4%
Ukraine Government International Bond
9.250% due 07/24/2017		$1,130		1,132

Total Ukraine (Cost $1,234)				1,132

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
UNITED ARAB EMIRATES 0.7%

CORPORATE BONDS & NOTES 0.3%
Dolphin Energy Ltd.
5.888% due 06/15/2019	$199	$	218
DP World Ltd.
6.850% due 07/02/2037	600		593

			811

SOVEREIGN ISSUES 0.4%
Emirate of Abu Dhabi Government International Bond
6.750% due 04/08/2019	900		1,096

Total United Arab Emirates (Cost $1,615)			1,907

UNITED KINGDOM 0.1%

CORPORATE BONDS & NOTES 0.1%
HBOS PLC
6.750% due 05/21/2018	$400		454

Total United Kingdom (Cost $399)			454

UNITED STATES 2.2%

CORPORATE BONDS & NOTES 1.7%
El Paso Pipeline Partners Operating Co. LLC
6.500% due 04/01/2020	$400		461
Gerdau Holdings, Inc.
7.000% due 01/20/2020	600		657
Pemex Project Funding Master Trust
5.750% due 03/01/2018	3,000		3,360
6.625% due 06/15/2038	700		724

			5,202

MORTGAGE-BACKED SECURITIES 0.2%
American Home Mortgage Investment Trust
1.849% due 09/25/2045	17		16
Banc of America Commercial Mortgage Trust
5.649% due 06/10/2049	200		221
5.746% due 02/10/2051	200		221
Banc of America Mortgage Trust
2.932% due 02/25/2036 ^	6		6
Bear Stearns Adjustable Rate Mortgage Trust
2.547% due 01/25/2035	6		6
2.861% due 05/25/2047 ^	43		36
Citigroup Mortgage Loan Trust, Inc.
2.845% due 09/25/2037 ^	84		69
GSR Mortgage Loan Trust
2.627% due 01/25/2036 ^	17		16
Morgan Stanley Mortgage Loan Trust
2.184% due 06/25/2036	8		7
WaMu Mortgage Pass-Through Certificates
2.517% due 02/25/2037 ^	55		49
Wells Fargo Mortgage-Backed Securities Trust
2.612% due 07/25/2036 ^	19		18

			665

U.S. GOVERNMENT AGENCIES 0.1%
Freddie Mac
5.534% due 03/01/2036	76		79
Israel Government AID Bond
5.500% due 04/26/2024	100		115

			194

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 0.2%
U.S. Treasury Bonds
9.875% due 11/15/2015 (e)	$189	$	223
U.S. Treasury Notes
1.875% due 06/30/2015 (e)	120		123
2.375% due 08/31/2014 (e)	100		101

			447

Total United States (Cost $5,735)			6,508

URUGUAY 0.6%

SOVEREIGN ISSUES 0.6%
Uruguay Government International Bond
4.500% due 08/14/2024	$1,182		1,185
7.625% due 03/21/2036	400		487

Total Uruguay (Cost $1,589)			1,672

VENEZUELA 9.1%

CORPORATE BONDS & NOTES 3.8%
Petroleos de Venezuela S.A.
5.000% due 10/28/2015	$960		797
5.250% due 04/12/2017	4,500		3,341
5.375% due 04/12/2027	5,500		2,956
5.500% due 04/12/2037	3,050		1,579
8.500% due 11/02/2017	3,350		2,797
9.750% due 05/17/2035	250		176

			11,646

SOVEREIGN ISSUES 5.3%
Venezuela Government International Bond
7.000% due 03/31/2038	300		189
7.650% due 04/21/2025	2,310		1,571
7.750% due 10/13/2019	6,720		5,040
8.250% due 10/13/2024	5,900		4,183
9.000% due 05/07/2023	1,500		1,123
9.250% due 05/07/2028	3,380		2,518
9.375% due 01/13/2034	1,710		1,277

			15,901

Total Venezuela (Cost $30,440)			27,547

VIRGIN ISLANDS (BRITISH) 1.0%

CORPORATE BONDS & NOTES 1.0%
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020	$2,150		1,748
GTL Trade Finance, Inc.
7.250% due 10/20/2017	1,200		1,355

Total Virgin Islands (British) (Cost $3,360)			3,103

ZAMBIA 0.1%

SOVEREIGN ISSUES 0.1%
Zambia Government International Bond
5.375% due 09/20/2022	$500		435

Total Zambia (Cost $492)			435

SHORT-TERM INSTRUMENTS 0.4%

U.S. TREASURY BILLS 0.4%
0.114% due 05/29/2014 - 12/11/2014 (b)(e)	$1,131		1,130

Total Short-Term Instruments (Cost $1,130)			1,130

Total Investments in Securities (Cost $284,373)			281,859

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

	SHARES		MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 6.0%

SHORT-TERM INSTRUMENTS 6.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.0%
PIMCO Short-Term Floating NAV Portfolio	1,812,522	$	18,134

Total Short-Term Instruments (Cost $18,137)			18,134

Total Investments in Affiliates (Cost $18,137)			18,134

Total Investments 99.0% (Cost $302,510)		$	299,993

Financial Derivative Instruments (c)(d) (0.5%) (Cost or Premiums, net $(371))			(1,561)

Other Assets and Liabilities, net 1.5%			4,474

Net Assets 100.0%		$	302,906

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

As of December 31, 2013, there were no open sale-buyback transactions. The average amount of borrowing while outstanding during the period ended December 31, 2013 was $7,134 at a weighted average interest rate of 0.246%.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
5-Year Deliverable Interest Rate Swap March Futures	Short	03/2014	4	$4	$1	$0
10-Year Deliverable Interest Rate Swap March Futures	Short	03/2014	7	13	2	0
U.S. Treasury 10-Year Note March Futures	Long	03/2014	91	(205)	0	(16)

Total Futures Contracts				$(188)	$3	$(16)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	06/19/2023	$7,300	$627	$508	$38	$0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	1,600	348	43	18	0

					$975	$551	$56	$0

Total Swap Agreements					$975	$551	$56	$0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	15

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2013:

Cash of $559 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2013. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures		Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$3	$56	$59	$0		$(16)	$0	$ (16)

(d) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
Counterparty								Asset	Liability
BOA	01/2014		INR	27,394	$		438	$0	$(4)
	04/2014	$		428		INR	27,394	5	0

BPS	01/2014		COP	566,080	$		296	3	0
	01/2014	$		294		COP	566,080	0	(1)
	03/2014		COP	566,080	$		293	0	0

BRC	01/2014		BRL	449			203	13	0
	01/2014		KRW	37,324			35	0	0
	01/2014	$		192		BRL	449	0	(1)
	02/2014		EUR	726	$		1,000	2	0
	02/2014		JPY	54,800			548	28	0

CBK	01/2014	$		423		INR	27,394	19	0

DUB	01/2014		BRL	5,082	$		2,161	7	0
	01/2014	$		2,169		BRL	5,082	0	(15)
	01/2014			222		KRW	236,469	3	0
	01/2014		ZAR	1,735	$		177	12	0
	02/2014	$		2,127		BRL	5,044	0	(6)
	03/2014			193		MXN	2,519	0	(1)

FBF	01/2014		KRW	44,772	$		42	0	(1)
	01/2014	$		567		KRW	604,905	6	0

HUS	01/2014			61		RUB	2,012	0	0
	02/2014		EUR	4,557	$		6,284	15	0

JPM	01/2014		RUB	2,012			61	0	0
	04/2014	$		60		RUB	2,012	0	0

MSC	01/2014		BRL	6,779	$		2,903	30	0
	01/2014	$		2,906		BRL	6,779	0	(33)
	02/2014		BRL	1,734	$		737	7	0
	03/2014		MXN	11,322			857	0	(6)
	03/2014	$		155		MXN	2,018	0	(1)

RBC	02/2014		JPY	70,200	$		682	15	0

UAG	01/2014		KRW	759,279			720	0	0
	04/2014	$		717		KRW	759,279	1	0

Total Forward Foreign Currency Contracts								$166	$(69)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
BRC	Call - OTC USD versus JPY	JPY	105.000	11/20/2014	$1,580	$38	$65

Total Purchased Options						$38	$65

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BRC	Put - OTC USD versus JPY	JPY	95.000	11/20/2014	$1,580	$(39)	$(18)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	$800	$(10)	$(1)
DUB	Floor - OTC CPURNSA Index	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	800	(8)	(1)

						$(18)	$(2)

Total Written Options						$(57)	$(20)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2013

	Notional Amount	Premiums
Balance at 12/31/2012	$16,400	$(53)
Sales	70,980	(289)
Closing Buys	(900)	1
Expirations	(76,900)	264
Exercised	(6,400)	20

Balance at 12/31/2013	$3,180	$(57)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2013 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Qatar Government International Bond	1.000%	03/20/2016	0.194%	$ 500	$0	$9	$9	$0
	South Africa Government International Bond	1.000%	09/20/2014	0.610%	1,300	(1)	5	4	0

BPS	Brazil Government International Bond	1.000%	03/20/2015	0.607%	900	4	0	4	0

BRC	Export-Import Bank of China	1.000%	09/20/2017	0.635%	550	(19)	27	8	0
	Indonesia Government International Bond	2.320%	12/20/2016	1.426%	1,000	0	27	27	0
	Mexico Government International Bond	1.000%	12/20/2014	0.215%	300	(10)	12	2	0

CBK	Brazil Government International Bond	1.000%	03/20/2016	1.051%	200	(1)	1	0	0
	Brazil Government International Bond	1.000%	03/20/2021	2.218%	1,300	(58)	(42)	0	(100)
	China Government International Bond	1.000%	12/20/2016	0.391%	100	(5)	7	2	0
	Rosneft Oil Co. via Rosneft International Finance Ltd.	1.000%	06/20/2014	0.990%	500	(2)	2	0	0
	Rosneft Oil Co. via Rosneft International Finance Ltd.	1.000%	09/20/2014	0.990%	500	0	0	0	0
	Rosneft Oil Co. via Rosneft International Finance Ltd.	1.000%	03/20/2015	0.998%	1,000	(26)	26	0	0
	Sberbank of Russia	1.000%	09/20/2014	0.712%	500	0	1	1	0
	Turkey Government International Bond	1.000%	09/20/2014	1.216%	400	0	0	0	0

DUB	Brazil Government International Bond	1.000%	06/20/2015	0.776%	300	1	1	2	0
	Brazil Government International Bond	1.000%	03/20/2018	1.631%	7,200	(97)	(84)	0	(181)
	China Government International Bond	1.000%	12/20/2016	0.391%	500	(23)	32	9	0
	Emirate of Abu Dhabi Government International Bond	1.000%	03/20/2016	0.122%	100	(1)	3	2	0
	Petrobras International Finance Co.	1.000%	09/20/2014	0.913%	1,500	(11)	12	1	0
	Qatar Government International Bond	1.000%	03/20/2016	0.194%	100	(1)	3	2	0
	Turkey Government International Bond	1.000%	06/20/2021	2.702%	100	(9)	(1)	0	(10)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	17

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2013 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
FBF	China Government International Bond	1.000%	12/20/2016	0.391%	$ 300	$(15)	$20	$5	$0
	Export-Import Bank of China	1.000%	12/20/2016	0.486%	200	(19)	23	4	0
	Indonesia Government International Bond	1.000%	06/20/2021	2.818%	2,900	(188)	(139)	0	(327)

GST	Brazil Government International Bond	1.000%	03/20/2015	0.607%	400	2	0	2	0
	Brazil Government International Bond	1.000%	12/20/2018	1.859%	600	(28)	4	0	(24)

HUS	Mexico Government International Bond	1.000%	03/20/2021	1.214%	800	(37)	26	0	(11)
	Petrobras International Finance Co.	1.000%	09/20/2014	0.913%	200	0	0	0	0
	Petrobras International Finance Co.	1.000%	09/20/2015	1.554%	300	(10)	7	0	(3)
	South Africa Government International Bond	1.000%	03/20/2023	2.532%	2,430	(214)	(64)	0	(278)

JPM	Brazil Government International Bond	1.000%	09/20/2015	0.895%	300	(4)	5	1	0
	Brazil Government International Bond	1.000%	12/20/2019	2.057%	1,000	(37)	(20)	0	(57)
	China Government International Bond	1.000%	12/20/2016	0.391%	400	(20)	27	7	0
	Indonesia Government International Bond	1.000%	03/20/2015	0.663%	2,375	(93)	104	11	0
	Petrobras International Finance Co.	1.000%	09/20/2015	1.554%	300	(9)	6	0	(3)
	Russia Government International Bond	1.000%	09/20/2018	1.536%	300	(9)	2	0	(7)
	Russia Government International Bond	1.000%	06/20/2023	2.121%	1,900	(146)	(20)	0	(166)

MYC	Brazil Government International Bond	1.000%	03/20/2016	1.051%	3,800	(38)	35	0	(3)
	Brazil Government International Bond	2.100%	08/20/2016	1.231%	250	0	8	8	0
	China Government International Bond	1.000%	12/20/2016	0.391%	1,200	(56)	78	22	0
	Emirate of Abu Dhabi Government International Bond	1.000%	03/20/2016	0.122%	100	(1)	3	2	0
	Petrobras International Finance Co.	1.000%	09/20/2015	1.554%	1,000	(34)	25	0	(9)

RYL	China Government International Bond	1.000%	06/20/2016	0.328%	600	6	4	10	0

UAG	Emirate of Abu Dhabi Government International Bond	1.000%	03/20/2016	0.122%	400	0	8	8	0
	Indonesia Government International Bond	1.000%	03/20/2015	0.663%	375	(15)	17	2	0
	Indonesia Government International Bond	1.000%	06/20/2021	2.818%	100	(7)	(5)	0	(12)

						$(1,231)	$195	$155	$(1,191)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
							Asset	Liability
BOA	CDX.EM-20 5-Year Index	5.000%	12/20/2018	$1,600	$ 179	$(13)	$166	$0

BRC	CDX.EM ex-Europe-18 5-Year Index	5.000%	12/20/2017	100	12	(4)	8	0

CBK	CDX.EM-20 5-Year Index	5.000%	12/20/2018	140	15	0	15	0

DUB	CDX.EM-20 5-Year Index	5.000%	12/20/2018	3,600	409	(37)	372	0

GST	CDX.EM-19 5-Year Index	5.000%	06/20/2018	100	10	(1)	9	0
	CDX.EM-20 5-Year Index	5.000%	12/20/2018	200	22	(1)	21	0

HUS	CDX.EM-13 5-Year Index	5.000%	06/20/2015	1,000	83	(52)	31	0

UAG	CDX.EM-15 5-Year Index	5.000%	06/20/2016	2,500	230	(96)	134	0

					$ 960	$(204)	$756	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BRC	Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MXN	41,100	$45	$39	$84	$0

DUB	Pay	1-Year BRL-CDI	8.600%	01/02/2017	BRL	10,100	9	(323)	0	(314)

HUS	Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MXN	31,322	3	61	64	0

JPM	Pay	1-Year BRL-CDI	8.650%	01/02/2017	BRL	6,000	10	(193)	0	(183)
	Pay	28-Day MXN-TIIE	8.950%	02/19/2019	MXN	11,000	0	130	130	0
	Pay	28-Day MXN-TIIE	5.250%	09/06/2019		70,000	(68)	(76)	0	(144)

UAG	Pay	1-Year BRL-CDI	8.200%	01/02/2017	BRL	31,000	(80)	(1,023)	0	(1,103)

							$(81)	$(1,385)	$278	$(1,744)

Total Swap Agreements							$(352)	$(1,394)	$1,189	$(2,935)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2013:

(e)	Securities with an aggregate market value of $1,577 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$5	$0	$179	$184	$(4)	$0	$0	$(4)	$180	$(260)	$(80)
BPS	3	0	4	7	(1)	0	0	(1)	6	0	6
BRC	43	65	129	237	(1)	(18)	0	(19)	218	(230)	(12)
CBK	19	0	18	37	0	(1)	(100)	(101)	(64)	40	(24)
DUB	22	0	388	410	(22)	(1)	(505)	(528)	(118)	0	(118)
FBF	6	0	9	15	(1)	0	(327)	(328)	(313)	217	(96)
GST	0	0	32	32	0	0	(24)	(24)	8	0	8
HUS	15	0	95	110	0	0	(292)	(292)	(182)	0	(182)
JPM	0	0	149	149	0	0	(560)	(560)	(411)	331	(80)
MSC	37	0	0	37	(40)	0	0	(40)	(3)	(80)	(83)
MYC	0	0	32	32	0	0	(12)	(12)	20	(245)	(225)
RBC	15	0	0	15	0	0	0	0	15	0	15
RYL	0	0	10	10	0	0	0	0	10	0	10
UAG	1	0	144	145	0	0	(1,115)	(1,115)	(970)	989	19

Total Over the Counter	$166	$65	$1,189	$1,420	$(69)	$(20)	$(2,935)	$(3,024)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	19

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3	$3
Swap Agreements	0	0	0	0	56	56

	$0	$0	$0	$0	$59	$59

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$166	$0	$166
Purchased Options	0	0	0	65	0	65
Swap Agreements	0	911	0	0	278	1,189

	$0	$911	$0	$231	$278	$1,420

	$0	$911	$0	$231	$337	$1,479

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$16	$16

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$69	$0	$69
Written Options	0	0	0	18	2	20
Swap Agreements	0	1,191	0	0	1,744	2,935

	$0	$1,191	$0	$87	$1,746	$3,024

	$0	$1,191	$0	$87	$1,762	$3,040

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(858)	$(858)
Swap Agreements	0	0	0	0	(554)	(554)

	$0	$0	$0	$0	$(1,412)	$(1,412)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,079)	$0	$(1,079)
Written Options	0	0	0	0	250	250
Swap Agreements	0	1,240	0	0	4,643	5,883

	$0	$1,240	$0	$(1,079)	$4,893	$5,054

	$0	$1,240	$0	$(1,079)	$3,481	$3,642

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(158)	$(158)
Swap Agreements	0	0	0	0	1,051	1,051

	$0	$0	$0	$0	$893	$893

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$628	$0	$628
Purchased Options	0	0	0	27	0	27
Written Options	0	0	0	20	(24)	(4)
Swap Agreements	0	(1,692)	0	0	(6,423)	(8,115)

	$0	$(1,692)	$0	$675	$(6,447)	$(7,464)

	$0	$(1,692)	$0	$675	$(5,554)	$(6,571)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Armenia
Sovereign Issues	$0	$499	$0	$499
Austria
Corporate Bonds & Notes	0	85	0	85
Bahrain
Sovereign Issues	0	1,034	0	1,034
Bermuda
Corporate Bonds & Notes	0	2,213	0	2,213
Brazil
Corporate Bonds & Notes	0	34,834	0	34,834
Sovereign Issues	0	5,498	0	5,498
Canada
Corporate Bonds & Notes	0	749	0	749
Cayman Islands
Corporate Bonds & Notes	0	4,475	750	5,225
Chile
Corporate Bonds & Notes	0	6,037	0	6,037
Sovereign Issues	0	119	0	119
China
Corporate Bonds & Notes	0	1,065	0	1,065
Colombia
Corporate Bonds & Notes	0	4,783	0	4,783
Sovereign Issues	0	1,149	0	1,149
Costa Rica
Sovereign Issues	0	1,073	0	1,073
Croatia
Corporate Bonds & Notes	0	266	0	266
Dominican Republic
Corporate Bonds & Notes	0	495	0	495
El Salvador
Sovereign Issues	0	4,118	0	4,118
Gabon
Sovereign Issues	0	405	0	405
Guatemala
Sovereign Issues	0	1,088	0	1,088
Hong Kong
Corporate Bonds & Notes	0	1,594	0	1,594
Hungary
Corporate Bonds & Notes	0	517	0	517
Sovereign Issues	0	99	0	99
India
Corporate Bonds & Notes	0	3,086	0	3,086
Indonesia
Corporate Bonds & Notes	0	5,436	0	5,436
Sovereign Issues	0	8,584	0	8,584
Ireland
Corporate Bonds & Notes	0	16,675	0	16,675
Israel
Corporate Bonds & Notes	0	334	0	334
Sovereign Issues	0	709	0	709
Kazakhstan
Corporate Bonds & Notes	0	13,051	0	13,051
Luxembourg
Corporate Bonds & Notes	0	30,047	0	30,047
Mexico
Corporate Bonds & Notes	0	24,047	0	24,047
Sovereign Issues	0	9,361	0	9,361
Mongolia
Sovereign Issues	0	1,525	0	1,525
Morocco
Sovereign Issues	0	2,046	0	2,046
Netherlands
Corporate Bonds & Notes	0	2,735	0	2,735
Panama
Sovereign Issues	0	3,670	0	3,670

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Peru
Corporate Bonds & Notes	$0	$201	$0	$201
Sovereign Issues	0	1,921	0	1,921
Philippines
Corporate Bonds & Notes	0	1,593	0	1,593
Sovereign Issues	0	2,202	0	2,202
Poland
Sovereign Issues	0	234	0	234
Qatar
Corporate Bonds & Notes	0	3,366	0	3,366
Russia
Sovereign Issues	0	13,934	0	13,934
Senegal
Sovereign Issues	0	224	0	224
Serbia
Sovereign Issues	0	605	0	605
Slovenia
Sovereign Issues	0	2,559	0	2,559
South Africa
Corporate Bonds & Notes	0	2,506	0	2,506
Sovereign Issues	0	798	0	798
South Korea
Corporate Bonds & Notes	0	1,658	0	1,658
Spain
Sovereign Issues	0	691	0	691
Sri Lanka
Sovereign Issues	0	558	0	558
Sweden
Corporate Bonds & Notes	0	315	0	315
Thailand
Corporate Bonds & Notes	0	927	0	927
Trinidad and Tobago
Corporate Bonds & Notes	0	1,912	0	1,912
Turkey
Corporate Bonds & Notes	0	795	0	795
Sovereign Issues	0	6,721	0	6,721
Ukraine
Sovereign Issues	0	1,132	0	1,132
United Arab Emirates
Corporate Bonds & Notes	0	811	0	811
Sovereign Issues	0	1,096	0	1,096
United Kingdom
Corporate Bonds & Notes	0	454	0	454
United States
Corporate Bonds & Notes	0	5,202	0	5,202
Mortgage-Backed Securities	0	665	0	665
U.S. Government Agencies	0	194	0	194
U.S. Treasury Obligations	0	447	0	447
Uruguay
Sovereign Issues	0	1,672	0	1,672
Venezuela
Corporate Bonds & Notes	0	11,646	0	11,646
Sovereign Issues	0	15,901	0	15,901
Virgin Islands (British)
Corporate Bonds & Notes	0	3,103	0	3,103
Zambia
Sovereign Issues	0	435	0	435
Short-Term Instruments
U.S. Treasury Bills	0	1,130	0	1,130
	$0	$281,109	$750	$281,859

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$18,134	$0	$0	$18,134

Total Investments	$18,134	$281,109	$750	$299,993

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	21

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

December 31, 2013

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$3	$56	$0	$59
Over the counter	0	1,420	0	1,420
	$3	$1,476	$0	$1,479

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(16)	$0	$0	$(16)
Over the counter	0	(3,022)	(2)	(3,024)
	$(16)	$(3,022)	$(2)	$(3,040)

Totals	$18,121	$279,563	$748	$298,432

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2013:

Category and Subcategory	Beginning Balance at 12/31/2012	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2013 (2)
Investments in Securities, at Value
Cayman Islands
Corporate Bonds & Notes	$882	$0	$(66)	$34	$14	$(2)	$0	$(112)	$750	$1

Financial Derivative Instruments - Liabilities
Over the counter	$(42)	$243	$0	$0	$(231)	$28	$0	$0	$(2)	$2

Totals	$840	$243	$(66)	$34	$(217)	$26	$0	$(112)	$748	$3

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Cayman Islands
Corporate Bonds & Notes	$750	Benchmark Pricing	Base Price	47.50-88.50

Financial Derivative Instruments - Liabilities
Over the counter	(2)	Indicative Market Quotation	Broker Quote	0.09-0.10

Total	$748

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2013

1. ORGANIZATION

The PIMCO Emerging Markets Bond Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the

Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid and are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period and are included in net change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective

ANNUAL REPORT	DECEMBER 31, 2013	23

Notes to Financial Statements (Cont.)

Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■	Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy   Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from

ANNUAL REPORT	DECEMBER 31, 2013	25

Notes to Financial Statements (Cont.)

their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

ANNUAL REPORT	DECEMBER 31, 2013	27

Notes to Financial Statements (Cont.)

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2013 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
$4,932	$140,638	$(127,430)	$(2)	$(4)	$18,134	$37	$0

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(b) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date.

The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

ANNUAL REPORT	DECEMBER 31, 2013	29

Notes to Financial Statements (Cont.)

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2013 for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

ANNUAL REPORT	DECEMBER 31, 2013	31

Notes to Financial Statements (Cont.)

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements. As mentioned earlier in this report, the U.S. is currently experiencing historically low interest rates. This combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, the fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair the performance of the Portfolio.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination

ANNUAL REPORT	DECEMBER 31, 2013	33

Notes to Financial Statements (Cont.)

include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.45%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.40%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the

Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2013, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$274	$79,804	$136,206

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2013		Year Ended 12/31/2012
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	28	$388	28	$424
Administrative Class	4,420	64,231	5,183	75,076
Advisor Class	943	13,856	2,378	34,926
Issued as reinvestment of distributions
Institutional Class	1	16	0	2
Administrative Class	1,260	17,788	1,072	15,674
Advisor Class	158	2,243	122	1,791
Cost of shares redeemed
Institutional Class	(29)	(425)	0	0
Administrative Class	(7,503)	(106,453)	(5,293)	(76,969)
Advisor Class	(2,194)	(31,680)	(1,124)	(16,349)
Net (decrease) resulting from Portfolio share transactions	(2,916)	$(40,036)	2,366	$34,575

As of December 31, 2013, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 75% of the Portfolio. One shareholder is a related party to the Portfolio and comprises 61% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2013, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

ANNUAL REPORT	DECEMBER 31, 2013	35

Notes to Financial Statements (Cont.)

December 31, 2013

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2010-2012, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2013, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$6,511	$5,645	$(3,314)	$(309)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through December 31, 2013 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2013 through December 31, 2013, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2013, the Portfolio had no accumulated capital losses.

As of December 31, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$302,531	$10,764	$(13,303)	$(2,539)

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2013 and December 31, 2012, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2013	$17,406	$2,641	$—
12/31/2012	$17,468	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

36	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO Emerging Markets Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO Emerging Markets Bond Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2014

ANNUAL REPORT	DECEMBER 31, 2013	37

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.

Currency Abbreviations:
BRL	Brazilian Real	JPY	Japanese Yen	RUB	Russian Ruble
COP	Colombian Peso	KRW	South Korean Won	USD (or $)	United States Dollar
EUR	Euro	MXN	Mexican Peso	ZAR	South African Rand
INR	Indian Rupee

Exchange Abbreviations:
OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Other Abbreviations:
AID	Agency International Development	JSC	Joint Stock Company	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate

38	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2013	39

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	172	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian* (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Vice President	11/2013 to Present Treasurer 08/1997 to 11/2013	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

* Effective February 3, 2014, Dr. El-Erian no longer serves as a Senior Vice President of the Trust.

ANNUAL REPORT	DECEMBER 31, 2013	41

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

42	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 12-13, 2013, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2014. The Board also considered and approved for an additional one-year term through August 31, 2014, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2014.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreement are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust and the independent Trustees.

The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 12-13, 2013 meeting. The independent Trustees also met with counsel to the Trust and the independent Trustees on August 2, 2013 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

ANNUAL REPORT	DECEMBER 31, 2013	43

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2012, including, but not limited to, undertaking significant technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2013. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2013 and other performance data, as available, for the periods ended June 30, 2013 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2013 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 12-13, 2013 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2013.

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Board noted that, for periods ending May 31, 2013, the Administrative Class of 71%, 92% and 100% of the Portfolios outperformed their Lipper category median in the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 86% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2013 (based on the performance of the Administrative Class). The Board also noted that ten of 13 Portfolios, representing 93% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2013, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $23 billion as of May 31, 2013.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expense ratios in their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the size of the assets under management with PIMCO, the manner in which similar portfolios may be managed, different requirements with

ANNUAL REPORT	DECEMBER 31, 2013	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively; had been reduced for some Portfolios over time; had been held steady for most Portfolios as assets grew, or declined in the case of some Portfolios; and continued to be competitive compared with peers. The Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. The Trustees noted that the benefits of the unified fee were apparent during the recent financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC supported the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and in return for the fees paid to RALLC by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2013	47

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT16AR_123113

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2013

PIMCO Emerging Markets Bond Portfolio

Share Class

■	Advisor

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	37
Glossary	38
Federal Income Tax Information	39
Management of the Trust	40
Privacy Policy	42
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	43

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2013. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

The past twelve months were marked by ongoing periods of heightened bond market volatility brought on by uncertainty around central bank monetary and fiscal policy, geopolitical concerns, and a slower than hoped for rebound in the global economy. Following a particularly bumpy third quarter, however, all financial markets completed the year along a relatively smoother path. Federal Reserve (“Fed”) Chairman Ben Bernanke laid the groundwork in September, when he clarified the Fed’s commitment to maintain its quantitative easing (“QE”) bond purchase program of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero-bound range. The nomination of Janet Yellen to the Chairmanship further helped to reassure investors that the Fed would be committed to the continuation of their accommodative policies.

As investors were made particularly aware, beginning in mid-May conditions in financial markets deteriorated rapidly as markets reacted to signals by the Fed that it might begin to slow the pace of its asset purchases. This shift in tone fueled a broad-based sell-off within fixed income assets throughout the summer, undermining market liquidity and sending yields higher across the risk spectrum.

By mid-September, however, the Fed announced its intent to delay any tapering until more convincing indicators of economic growth become apparent and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore higher) and a rally across most equity markets. The Fed also maintained the Federal Funds Rate within a narrow range of zero to 25 basis points. Into October, investors were once again kept on edge by the uncertain fiscal policy and political landscape—namely the partial shutdown of the U.S. government that began during the first week of October, the ongoing debt ceiling negotiations between the White House and Congress, and confirmation proceedings for the next Fed Chairman. Investors were relieved by the last-minute deal announced on October 17 that reached an agreement to reopen the U.S. government and raise the debt ceiling.

In November, relative calm prevailed across most fixed income markets, and equity markets continued to rally. The European Central Bank (“ECB”) reduced their main policy rate (or the interest rate at which it lends money to banks) by 25 basis points to 0.25%, likely due to their concern over lower than expected inflation and a weak global growth outlook. The Bank of England (“BOE”) unanimously voted to leave its main policy rate unchanged amid a pickup in economic growth and expectations that this would lead to an eventual decline in the U.K. unemployment rate.

Towards the latter part of December, the Fed announced that beginning in January 2014 it intends to gradually exit its bond-buying program, by reducing it from $85 billion to $75 billion spread equally across mortgage and U.S. Treasury purchases. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee (“FOMC”) provided even greater assurances that the policy rate would remain near a zero-bound range until signs of sustainable growth are more broadly evident in the U.S. economy. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

U.S. Treasuries underperformed most other developed sovereign bond markets on a hedged basis as investors reacted to the various Fed announcements regarding the tapering of their QE bond purchase program. In particular, U.S. Treasury yields rose to their highest level in late December as investors reacted to the Fed’s announcement that it would begin the reduction of its asset purchases starting in January 2014. This decision was made on the back of improving economic data, which included a lower unemployment rate, respectable monthly job reports, and improving housing fundamentals. The benchmark ten-year U.S. Treasury note yielded 3.03% at the end of the reporting period, as compared to 1.76% on December 31, 2012. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 2.02% for the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 8.61% over the period, underperforming nominal U.S. Treasuries. U.S. TIPS sold off, particularly during the second quarter of the reporting period, as the market began to price in the inevitable Fed tapering decision, which was officially announced in December. The decision by the Fed to initiate the tapering of asset purchases was validated via stronger jobs and GDP data, with continual weaker inflation data adding further pressure to U.S. TIPS valuations towards the latter part of the period. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 9.52% over the period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries even with the Fed’s announcement that it would begin to reduce its asset purchases in January 2014. The announcement, however, did lead to differentiated performance among coupons, with lower coupons underperforming, as these bonds have been the largest beneficiaries of Fed purchases. Prices for non-Agency mortgages rose on limited outstanding supply, improving risk appetite and ongoing signs of recovery in the housing sector. Commercial MBS also outperformed amid strong investor demand and a continued rebound in property valuations.

■

The U.S. investment grade credit market, as measured by the Barclays U.S. Credit Index, declined 2.01% for the period, but outperformed like-duration U.S. Treasuries as spreads tightened, ending the year at the lowest level since the global financial crisis began. This positive performance was supported by improving global growth fundamentals and continued easy monetary policy. The high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 7.42% for the period. The sector was one of the best-performing fixed income sectors, benefiting from relatively sound fundamentals and investor demand for higher yielding assets with lower interest rate sensitivity.

■

Emerging markets (“EM”) external debt underperformed U.S. Treasuries during the year and was impacted by the second quarter sell-off. Country-specific stories and the risk-on market sentiment following the Fed tapering announcement supported lower spreads in the fourth quarter, particularly in December. EM local assets particularly underperformed U.S. Treasuries during the period, as weaker EM currencies and increases in local yields weighed on overall returns.

■

Developed market equities posted strong performance in 2013, despite a period marked by considerable volatility and uncertainty around central bank policy. U.S. equities, as measured by the S&P 500 Index, returned 32.39%. Global equities, as represented by the MSCI All Country World Index Net USD and MSCI World Index, returned 22.80% and 26.68%, respectively. Emerging market equities (“EM”), as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.60%. EM equities underperformed developed market equities due to declining earnings growth and rising interest rates in the U.S. which placed pressure on local EM currencies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2014

ANNUAL REPORT	DECEMBER 31, 2013	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Emerging Markets Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, operational risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

4	PIMCO VARIABLE INSURANCE TRUST

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2013 to December 31, 2013.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2013	5

PIMCO Emerging Markets Bond Portfolio

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown‡

Brazil	13.4%
Mexico	11.1%
Luxembourg	10.0%
Venezuela	9.2%
Short-Term Instruments	6.4%
Ireland	5.6%
Other	44.3%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	1 Year	5 Years	Class Inception (03/31/2006)
PIMCO Emerging Markets Bond Portfolio Advisor Class	-7.04%	11.17%	6.75%
JPMorgan Emerging Markets Bond Index (EMBI) Global±	-6.58%	11.52%	7.62%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.10% for Advisor Class shares.

± JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/13)	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,010.10	$1,019.66
Expenses Paid During Period†	$5.57	$5.60
Net Annualized Expense Ratio	1.10%	1.10%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Emerging Markets Bond Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities, and may be denominated in non-U.S. currencies and the U.S. dollar.

»

The Portfolio’s substitution of Brazilian corporate and quasi-sovereign debt versus sovereign debt was positive for performance as Brazilian corporate and quasi-sovereign debt outperformed sovereign debt over the reporting period.

»

A tactical allocation to Mexican local rates was positive for performance as Mexican local currency debt (local currency returns) outperformed the Portfolio’s benchmark index over the reporting period.

»	An underweight to Hungarian external sovereign debt detracted from performance as Hungary outperformed the Portfolio’s benchmark index over the reporting period.

»	An underweight to Lebanese external sovereign debt detracted from performance as Lebanon outperformed the Portfolio’s benchmark index over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Emerging Markets Bond Portfolio

Selected Per Share Data for the Year Ended:	12/31/2013	12/31/2012	12/31/2011	12/31/2010	12/31/2009

Advisor Class
Net asset value beginning of year	$15.32	$13.65	$13.54	$12.68	$10.32
Net investment income (a)	0.66	0.65	0.64	0.58	0.61
Net realized/unrealized gain (loss)	(1.72)	1.72	0.18	0.92	2.44
Total income (loss) from investment operations	(1.06)	2.37	0.82	1.50	3.05
Dividends from net investment income	(0.70)	(0.70)	(0.71)	(0.64)	(0.69)
Distributions from net realized capital gains	(0.12)	0.00	0.00	0.00	0.00
Total distributions	(0.82)	(0.70)	(0.71)	(0.64)	(0.69)
Net asset value end of year	$13.44	$15.32	$13.65	$13.54	$12.68
Total return	(7.04)%	17.75%	6.21%	12.03%	30.39%
Net assets end of year (000s)	$31,270	$52,398	$27,889	$25,832	$11,135
Ratio of expenses to average net assets	1.10%	1.10%	1.10%	1.10%	1.11%
Ratio of expenses to average net assets excluding interest expense	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income to average net assets	4.56%	4.42%	4.70%	4.33%	5.15%
Portfolio turnover rate	24%*	20%*	15%*	197%*	234%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	7

Statement of Assets and Liabilities PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2013

Assets:
Investments, at value
Investments in securities	$281,859
Investments in Affiliates	18,134
Financial Derivative Instruments
Exchange-traded or centrally cleared	59
Over the counter	1,420
Cash	58
Deposits with counterparty	559
Foreign currency, at value	352
Receivable for investments sold	409
Receivable for Portfolio shares sold	30
Interest and dividends receivable	4,787
Dividends receivable from Affiliates	5
307,672

Liabilities:
Financial Derivative Instruments
Exchange-traded or centrally cleared	$16
Over the counter	3,024
Payable for investments purchased	401
Payable for investments in Affiliates purchased	5
Deposits from counterparty	815
Payable for Portfolio shares redeemed	238
Accrued investment advisory fees	117
Accrued supervisory and administrative fees	104
Accrued distribution fees	7
Accrued servicing fees	35
Reimbursement to PIMCO	4
4,766

Net Assets	$302,906

Net Assets Consist of:
Paid in capital	$294,372
Undistributed net investment income	6,078
Accumulated undistributed net realized gain	5,844
Net unrealized (depreciation)	(3,388)
$302,906

Net Assets:
Institutional Class	$370
Administrative Class	271,266
Advisor Class	31,270

Shares Issued and Outstanding:
Institutional Class	28
Administrative Class	20,182
Advisor Class	2,326

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$13.44
Administrative Class	13.44
Advisor Class	13.44

Cost of Investments in Securities	$284,373
Cost of Investments in Affiliates	$18,137
Cost of Foreign Currency Held	$356
Cost or Premiums of Financial Derivative Instruments, net	$(371)

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands)	Year Ended December 31, 2013

Investment Income:
Interest	$19,754
Dividends from Investments in Affiliates	37
Total Income	19,791

Expenses:
Investment advisory fees	1,571
Supervisory and administrative fees	1,397
Servicing fees - Administrative Class	463
Distribution and/or servicing fees - Advisor Class	101
Trustees’ fees	7
Interest expense	8
Total Expenses	3,547

Net Investment Income	16,244

Net Realized Gain (Loss):
Investments in securities	7,061
Investments in Affiliates	(2)
Exchange-traded or centrally cleared financial derivative instruments	(1,412)
Over the counter financial derivative instruments	5,054
Foreign currency	324
Net Realized Gain	11,025

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(47,730)
Investments in Affiliates	(4)
Exchange-traded or centrally cleared financial derivative instruments	893
Over the counter financial derivative instruments	(7,464)
Foreign currency assets and liabilities	(11)
Net Change in Unrealized (Depreciation)	(54,316)
Net (Loss)	(43,291)

Net (Decrease) in Net Assets Resulting from Operations	$(27,047)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	9

Statements of Changes in Net Assets PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands)	Year Ended December 31, 2013	Year Ended December 31, 2012

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$16,244	$16,006
Net realized gain	11,025	9,141
Net change in unrealized appreciation (depreciation)	(54,316)	32,584
Net increase (decrease) resulting from operations	(27,047)	57,731

Distributions to Shareholders:
From net investment income
Institutional Class	(14)	(2)
Administrative Class	(15,419)	(15,675)
Advisor Class	(1,973)	(1,791)
From net realized capital gains
Institutional Class	(2)	0
Administrative Class	(2,369)	0
Advisor Class	(270)	0

Total Distributions	(20,047)	(17,468)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(40,036)	34,575
Net increase (decrease) in capital	(87,130)	74,838

Net Assets:
Beginning of year	390,036	315,198
End of year*	$302,906	$390,036

* Including undistributed net investment income of:	$6,078	$1,838

**	See note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Emerging Markets Bond Portfolio

December 31, 2013

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 93.0%

ARMENIA 0.2%

SOVEREIGN ISSUES 0.2%
Republic of Armenia
6.000% due 09/30/2020		$500	$	499

Total Armenia (Cost $493)				499

AUSTRIA 0.0%

CORPORATE BONDS & NOTES 0.0%
OGX Austria GmbH
8.375% due 04/01/2022 ^		$1,000		85

Total Austria (Cost $1,000)				85

BAHRAIN 0.3%

SOVEREIGN ISSUES 0.3%
Bahrain Government International Bond
5.500% due 03/31/2020		$1,000		1,034

Total Bahrain (Cost $1,014)				1,034

BERMUDA 0.7%

CORPORATE BONDS & NOTES 0.7%
Digicel Group Ltd.
8.250% due 09/30/2020		$300		312
Qtel International Finance Ltd.
4.500% due 01/31/2043		500		428
4.750% due 02/16/2021		1,400		1,473

Total Bermuda (Cost $2,142)				2,213

BRAZIL 13.3%

CORPORATE BONDS & NOTES 11.5%
Banco BTG Pactual S.A.
5.750% due 09/28/2022		$300		261
Banco do Brasil S.A.
3.875% due 10/10/2022		2,530		2,207
4.500% due 01/22/2015		400		411
4.500% due 01/20/2016	EUR	800		1,147
6.000% due 01/22/2020		$2,620		2,790
Banco do Nordeste do Brasil S.A.
4.375% due 05/03/2019		450		441
Banco Santander Brasil S.A.
4.250% due 01/14/2016		1,300		1,347
4.625% due 02/13/2017		1,400		1,463
Banco Votorantim S.A.
5.250% due 02/11/2016		800		830
BM&FBovespa S.A.
5.500% due 07/16/2020		500		529
Braskem America Finance Co.
7.125% due 07/22/2041		1,300		1,183
Braskem Finance Ltd.
5.750% due 04/15/2021		600		591
7.000% due 05/07/2020		1,000		1,072
BRF S.A.
5.875% due 06/06/2022		200		200
Caixa Economica Federal
2.375% due 11/06/2017		600		559
3.500% due 11/07/2022		600		489
4.500% due 10/03/2018		500		498
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		3,250		3,494
CSN Islands Corp.
6.875% due 09/21/2019		1,450		1,512

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
CSN Resources S.A.
6.500% due 07/21/2020		$380	$	386
Itau Unibanco Holding S.A.
5.125% due 05/13/2023		400		371
Petrobras International Finance Co.
5.750% due 01/20/2020		9,750		10,070
7.875% due 03/15/2019		1,600		1,820
QGOG Constellation S.A.
6.250% due 11/09/2019		800		766
Samarco Mineracao S.A.
5.750% due 10/24/2023		400		397

				34,834

SOVEREIGN ISSUES 1.8%
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		600		607
5.750% due 09/26/2023		700		694
6.369% due 06/16/2018		840		916
6.500% due 06/10/2019		1,700		1,853
Brazil Government International Bond
5.625% due 01/07/2041		50		49
7.125% due 01/20/2037		600		690
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2014	BRL	113		48
10.000% due 01/01/2017		1,538		618
10.000% due 01/01/2023		65		23

				5,498

Total Brazil (Cost $41,531)				40,332

CANADA 0.2%

CORPORATE BONDS & NOTES 0.2%
Harvest Operations Corp.
2.125% due 05/14/2018		$200		195
Pacific Rubiales Energy Corp.
5.125% due 03/28/2023		600		554

Total Canada (Cost $799)				749

CAYMAN ISLANDS 1.7%

CORPORATE BONDS & NOTES 1.7%
AES Andres Dominicana Ltd.
9.500% due 11/12/2020		$800		856
Baidu, Inc.
3.500% due 11/28/2022		800		738
Banco Continental S.A. via Continental Senior Trustees Cayman Ltd.
5.500% due 11/18/2020		600		625
ENN Energy Holdings Ltd.
6.000% due 05/13/2021		400		427
Interoceanica Finance Ltd.
0.000% due 11/30/2018		113		100
0.000% due 11/30/2025		405		276
0.000% due 05/15/2030		800		374
IPIC GMTN Ltd.
3.125% due 11/15/2015		250		260
Mongolian Mining Corp.
8.875% due 03/29/2017		900		715
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021		720		742
Peru Enhanced Pass-Through Finance Ltd.
0.000% due 05/31/2018		121		112

Total Cayman Islands (Cost $5,254)				5,225

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
CHILE 2.0%

CORPORATE BONDS & NOTES 2.0%
Banco del Estado de Chile
2.000% due 11/09/2017		$300	$	295
4.125% due 10/07/2020		700		714
Banco Santander Chile
3.750% due 09/22/2015		1,300		1,347
3.875% due 09/20/2022		500		473
Celulosa Arauco y Constitucion S.A.
7.250% due 07/29/2019		1,000		1,160
Corp. Nacional del Cobre de Chile
4.250% due 07/17/2042		400		321
E.CL S.A.
5.625% due 01/15/2021		800		847
ENTEL Chile S.A.
4.875% due 10/30/2024		900		880

				6,037

SOVEREIGN ISSUES 0.0%
Chile Government International Bond
3.625% due 10/30/2042		150		119

Total Chile (Cost $6,009)				6,156

CHINA 0.4%

CORPORATE BONDS & NOTES 0.4%
CNOOC Curtis Funding Pty. Ltd.
4.500% due 10/03/2023		$600		596
Sinopec Group Overseas Development Ltd.
4.875% due 05/17/2042		500		469

Total China (Cost $1,098)				1,065

COLOMBIA 2.0%

CORPORATE BONDS & NOTES 1.6%
Ecopetrol S.A.
5.875% due 09/18/2023		$400		423
7.375% due 09/18/2043		300		326
7.625% due 07/23/2019		3,390		4,034

				4,783

SOVEREIGN ISSUES 0.4%
Colombia Government International Bond
6.125% due 01/18/2041		150		161
8.125% due 05/21/2024		300		387
10.375% due 01/28/2033		225		333
12.000% due 10/22/2015	COP	457,000		268

				1,149

Total Colombia (Cost $5,273)				5,932

COSTA RICA 0.4%

SOVEREIGN ISSUES 0.4%
Costa Rica Government International Bond
4.250% due 01/26/2023		$600		553
4.375% due 04/30/2025		200		178
5.625% due 04/30/2043		400		342

Total Costa Rica (Cost $1,200)				1,073

CROATIA 0.1%

CORPORATE BONDS & NOTES 0.1%
Hrvatska Elektroprivreda
6.000% due 11/09/2017		$260		266

Total Croatia (Cost $260)				266

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	11

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
DOMINICAN REPUBLIC 0.2%

CORPORATE BONDS & NOTES 0.2%
Aeropuertos Dominicanos Siglo S.A.
9.250% due 11/13/2019	$500	$	495

Total Dominican Republic (Cost $500)			495

EL SALVADOR 1.4%

SOVEREIGN ISSUES 1.4%
El Salvador Government International Bond
5.875% due 01/30/2025	$3,300		3,135
7.625% due 02/01/2041	160		156
7.650% due 06/15/2035	845		827

Total El Salvador (Cost $4,628)			4,118

GABON 0.1%

SOVEREIGN ISSUES 0.1%
Gabonese Republic
6.375% due 12/12/2024	$402		405

Total Gabon (Cost $403)			405

GUATEMALA 0.4%

SOVEREIGN ISSUES 0.4%
Guatemala Government Bond
4.875% due 02/13/2028	$210		193
5.750% due 06/06/2022	860		895

Total Guatemala (Cost $1,080)			1,088

HONG KONG 0.5%

CORPORATE BONDS & NOTES 0.5%
CNOOC Finance Ltd.
3.875% due 05/02/2022	$1,000		963
Nexen Energy ULC
6.400% due 05/15/2037	50		57
7.500% due 07/30/2039	450		574

Total Hong Kong (Cost $1,626)			1,594

HUNGARY 0.2%

CORPORATE BONDS & NOTES 0.2%
MFB Magyar Fejlesztesi Bank Zrt
6.250% due 10/21/2020	$500		517

SOVEREIGN ISSUES 0.0%
Hungary Government International Bond
5.375% due 02/21/2023	100		99

Total Hungary (Cost $596)			616

INDIA 1.0%

CORPORATE BONDS & NOTES 1.0%
ICICI Bank Ltd.
4.750% due 11/25/2016	$500		523
Indian Oil Corp. Ltd.
4.750% due 01/22/2015	1,100		1,129
ONGC Videsh Ltd.
2.500% due 05/07/2018	200		189
3.750% due 05/07/2023	200		170
State Bank of India
4.500% due 10/23/2014	850		869
4.500% due 07/27/2015	200		206

Total India (Cost $3,036)			3,086

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INDONESIA 4.6%

CORPORATE BONDS & NOTES 1.8%
Majapahit Holding BV
7.250% due 06/28/2017	$700	$	770
7.750% due 01/20/2020	1,540		1,698
7.875% due 06/29/2037	700		735
Pertamina Persero PT
4.300% due 05/20/2023	800		700
6.000% due 05/03/2042	1,500		1,243
Perusahaan Listrik Negara PT
5.500% due 11/22/2021	300		290

			5,436

SOVEREIGN ISSUES 2.8%
Indonesia Government International Bond
4.625% due 04/15/2043	1,700		1,371
6.625% due 02/17/2037	100		102
6.875% due 03/09/2017	3,200		3,564
6.875% due 01/17/2018	2,600		2,921
7.500% due 01/15/2016	100		110
7.750% due 01/17/2038	100		113
11.625% due 03/04/2019	300		403

			8,584

Total Indonesia (Cost $13,952)			14,020

IRELAND 5.5%

CORPORATE BONDS & NOTES 5.5%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018	$1,800		2,198
Borets Finance Ltd.
7.625% due 09/26/2018	700		696
Brunswick Rail Finance Ltd.
6.500% due 11/01/2017	600		614
Metalloinvest Finance Ltd.
5.625% due 04/17/2020	800		780
MMC Norilsk Nickel OJSC via MMC Finance Ltd.
5.550% due 10/28/2020	800		799
Novatek OAO via Novatek Finance Ltd.
4.422% due 12/13/2022	300		277
6.604% due 02/03/2021	1,300		1,430
OJSC Novolipetsk Steel via Steel Funding Ltd.
4.450% due 02/19/2018	1,400		1,403
Phosagro OAO via Phosagro Bond Funding Ltd.
4.204% due 02/13/2018	400		397
Russian Railways via RZD Capital PLC
5.739% due 04/03/2017	240		261
SCF Capital Ltd.
5.375% due 10/27/2017	700		707
Sibur Securities Ltd.
3.914% due 01/31/2018	1,000		981
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
6.493% due 02/02/2016	300		322
7.748% due 02/02/2021	500		545
9.125% due 04/30/2018	500		589
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017	500		534
5.450% due 11/22/2017	700		752
6.025% due 07/05/2022	2,580		2,644
6.800% due 11/22/2025	500		525
6.902% due 07/09/2020	200		221

Total Ireland (Cost $15,935)			16,675

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
ISRAEL 0.3%

CORPORATE BONDS & NOTES 0.1%
Israel Electric Corp. Ltd.
7.250% due 01/15/2019	$300	$	334

SOVEREIGN ISSUES 0.2%
Israel Government International Bond
4.500% due 01/30/2043	800		709

Total Israel (Cost $1,108)			1,043

KAZAKHSTAN 4.3%

CORPORATE BONDS & NOTES 4.3%
Intergas Finance BV
6.375% due 05/14/2017	$300		324
KazMunayGas National Co. JSC
4.400% due 04/30/2023	700		651
5.750% due 04/30/2043	1,000		867
7.000% due 05/05/2020	5,200		5,863
9.125% due 07/02/2018	2,500		3,041
11.750% due 01/23/2015	500		550
Samruk-Energy JSC
3.750% due 12/20/2017	1,000		1,000
Tengizchevroil Finance Co. SARL
6.124% due 11/15/2014	431		440
Zhaikmunai LLP
7.125% due 11/13/2019	300		315

Total Kazakhstan (Cost $12,550)			13,051

LUXEMBOURG 9.9%

CORPORATE BONDS & NOTES 9.9%
ALROSA Finance S.A.
7.750% due 11/03/2020	$1,100		1,225
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022	1,800		1,658
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015	1,800		1,919
5.999% due 01/23/2021	2,580		2,735
6.212% due 11/22/2016	330		365
6.510% due 03/07/2022	750		809
8.625% due 04/28/2034	1,210		1,434
9.250% due 04/23/2019	2,300		2,840
Rosneft Finance S.A.
6.625% due 03/20/2017	1,700		1,887
7.500% due 07/18/2016	3,300		3,720
7.875% due 03/13/2018	600		696
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
5.298% due 12/27/2017	1,920		1,982
6.299% due 05/15/2017	1,640		1,753
Sberbank of Russia Via SB Capital S.A.
5.400% due 03/24/2017	1,200		1,289
5.499% due 07/07/2015	700		742
5.717% due 06/16/2021	600		628
6.125% due 02/07/2022	2,900		3,067
Severstal OAO Via Steel Capital S.A.
6.700% due 10/25/2017	1,200		1,298

Total Luxembourg (Cost $29,077)			30,047

	SHARES
MEXICO 11.0%

COMMON STOCKS 0.0%
Hipotecaria Su Casita S.A. de C.V. (a)	5,259		0

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
CORPORATE BONDS & NOTES 7.9%
America Movil S.A.B. de C.V.
6.450% due 12/05/2022	MXN	6,000	$	426
BBVA Bancomer S.A.
4.500% due 03/10/2016		$600		639
6.500% due 03/10/2021		1,400		1,484
6.750% due 09/30/2022		900		961
Comision Federal de Electricidad
4.875% due 05/26/2021		900		934
4.875% due 01/15/2024		800		796
Corp. GEO S.A.B. de C.V.
8.875% due 09/25/2014 ^		700		105
Desarrolladora Homex S.A.B. de C.V.
7.500% due 09/28/2015 ^		70		9
9.750% due 03/25/2020 ^		125		15
Hipotecaria Su Casita S.A. de C.V.
7.500% due 06/29/2018 ^		44		4
Petroleos Mexicanos
4.875% due 01/24/2022		3,100		3,193
5.500% due 01/21/2021		1,050		1,134
5.500% due 06/27/2044		1,440		1,321
6.500% due 06/02/2041		8,920		9,366
8.000% due 05/03/2019		3,000		3,645
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.500% due 01/21/2020 ^		100		15

				24,047

SOVEREIGN ISSUES 3.1%
Mexico Government International Bond
2.750% due 04/22/2023	EUR	2,490		3,321
4.750% due 03/08/2044		$100		91
5.750% due 10/12/2110		700		651
6.050% due 01/11/2040		850		929
6.750% due 09/27/2034		1,644		1,948
7.250% due 12/15/2016	MXN	8,600		710
7.500% due 04/08/2033		$940		1,191
9.500% due 12/18/2014	MXN	6,436		520

				9,361

Total Mexico (Cost $34,385)				33,408

MONGOLIA 0.5%

SOVEREIGN ISSUES 0.5%
Mongolia Government International Bond
4.125% due 01/05/2018		$1,000		910
5.125% due 12/05/2022		730		615

Total Mongolia (Cost $1,720)				1,525

MOROCCO 0.7%

SOVEREIGN ISSUES 0.7%
Morocco Government International Bond
4.250% due 12/11/2022		$2,200		2,046

Total Morocco (Cost $2,236)				2,046

NETHERLANDS 0.9%

CORPORATE BONDS & NOTES 0.9%
Kazakhstan Temir Zholy Finance BV
6.375% due 10/06/2020		$300		329
6.950% due 07/10/2042		500		499
7.000% due 05/11/2016		1,000		1,103
VimpelCom Holdings BV
5.200% due 02/13/2019		800		804

Total Netherlands (Cost $2,738)				2,735

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
PANAMA 1.2%

SOVEREIGN ISSUES 1.2%
Panama Government International Bond
4.300% due 04/29/2053	$600	$	462
8.875% due 09/30/2027	780		1,045
9.375% due 04/01/2029	1,553		2,163

Total Panama (Cost $3,543)			3,670

PERU 0.7%

CORPORATE BONDS & NOTES 0.1%
BBVA Banco Continental S.A.
3.250% due 04/08/2018	$200		201

SOVEREIGN ISSUES 0.6%
Fondo MIVIVIENDA S.A.
3.500% due 01/31/2023	400		359
Peru Government International Bond
8.750% due 11/21/2033	1,094		1,562

			1,921

Total Peru (Cost $2,004)			2,122

PHILIPPINES 1.2%

CORPORATE BONDS & NOTES 0.5%
Power Sector Assets & Liabilities Management Corp.
7.390% due 12/02/2024	$1,300		1,593

SOVEREIGN ISSUES 0.7%
Philippines Government International Bond
6.375% due 10/23/2034	100		119
7.500% due 09/25/2024	350		438
7.750% due 01/14/2031	400		528
8.375% due 06/17/2019	300		384
9.500% due 02/02/2030	400		600
9.875% due 01/15/2019	100		133

			2,202

Total Philippines (Cost $3,731)			3,795

POLAND 0.1%

SOVEREIGN ISSUES 0.1%
Poland Government International Bond
6.375% due 07/15/2019	$200		234

Total Poland (Cost $200)			234

QATAR 1.1%

CORPORATE BONDS & NOTES 1.1%
Nakilat, Inc.
6.067% due 12/31/2033	$100		106
Qatari Diar Finance Co.
3.500% due 07/21/2015	1,300		1,353
5.000% due 07/21/2020	100		110
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020	1,065		1,148
5.838% due 09/30/2027	350		374
6.332% due 09/30/2027	250		275

Total Qatar (Cost $3,113)			3,366

RUSSIA 4.6%

SOVEREIGN ISSUES 4.6%
Russia Government International Bond
3.250% due 04/04/2017	$400		418

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
4.500% due 04/04/2022		$2,200	$	2,233
4.875% due 09/16/2023		400		405
5.625% due 04/04/2042		1,800		1,795
5.875% due 09/16/2043		200		204
7.500% due 03/31/2030		7,607		8,879

Total Russia (Cost $13,363)				13,934

SENEGAL 0.1%

SOVEREIGN ISSUES 0.1%
Senegal Government International Bond
8.750% due 05/13/2021		$200		224

Total Senegal (Cost $215)				224

SERBIA 0.2%

SOVEREIGN ISSUES 0.2%
Republic of Serbia
5.250% due 11/21/2017		$600		605

Total Serbia (Cost $596)				605

SLOVENIA 0.8%

SOVEREIGN ISSUES 0.8%
Slovenia Government International Bond
4.375% due 02/06/2019	EUR	700		981
4.700% due 11/01/2016		600		857
4.750% due 05/10/2018		$700		721

Total Slovenia (Cost $2,487)				2,559

SOUTH AFRICA 1.1%

CORPORATE BONDS & NOTES 0.8%
AngloGold Ashanti Holdings PLC
5.375% due 04/15/2020		$500		470
6.500% due 04/15/2040		100		78
Eskom Holdings SOC Ltd.
6.750% due 08/06/2023		700		719
Transnet SOC Ltd.
4.000% due 07/26/2022		1,400		1,239

				2,506

SOVEREIGN ISSUES 0.3%
South Africa Government International Bond
4.665% due 01/17/2024		100		96
6.875% due 05/27/2019		500		574
7.250% due 01/15/2020	ZAR	300		28
8.250% due 09/15/2017		1,000		100

				798

Total South Africa (Cost $3,489)				3,304

SOUTH KOREA 0.5%

CORPORATE BONDS & NOTES 0.5%
Export-Import Bank of Korea
5.125% due 06/29/2020		$100		110
Hyundai Capital Services, Inc.
4.375% due 07/27/2016		900		958
Korea Exchange Bank
4.875% due 01/14/2016		100		107
Korea Hydro & Nuclear Power Co. Ltd.
2.875% due 10/02/2018		300		299
3.000% due 09/19/2022		200		184

Total South Korea (Cost $1,596)				1,658

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	13

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
SPAIN 0.2%

SOVEREIGN ISSUES 0.2%
Autonomous Community of Madrid
4.200% due 09/24/2014	EUR	250	$	352
4.305% due 03/06/2014		245		339

Total Spain (Cost $636)				691

SRI LANKA 0.2%

SOVEREIGN ISSUES 0.2%
Sri Lanka Government International Bond
6.250% due 07/27/2021		$568		558

Total Sri Lanka (Cost $568)				558

SWEDEN 0.1%

CORPORATE BONDS & NOTES 0.1%
Ciech Group Financing AB
9.500% due 11/30/2019	EUR	200		315

Total Sweden (Cost $256)				315

THAILAND 0.3%

CORPORATE BONDS & NOTES 0.3%
Thai Oil PCL
3.625% due 01/23/2023		$430		384
4.875% due 01/23/2043		670		543

Total Thailand (Cost $1,078)				927

TRINIDAD AND TOBAGO 0.6%

CORPORATE BONDS & NOTES 0.6%
Petroleum Co. of Trinidad & Tobago Ltd.
6.000% due 05/08/2022		$1,204		1,282
9.750% due 08/14/2019		500		630

Total Trinidad and Tobago (Cost $1,757)				1,912

TURKEY 2.5%

CORPORATE BONDS & NOTES 0.3%
Export Credit Bank of Turkey
5.875% due 04/24/2019		$400		406
Turkiye Garanti Bankasi A/S
2.742% due 04/20/2016		400		389

				795

SOVEREIGN ISSUES 2.2%
Turkey Government International Bond
4.875% due 04/16/2043		1,100		848
6.000% due 01/14/2041		800		705
6.750% due 05/30/2040		1,700		1,650
7.250% due 03/05/2038		700		722
7.500% due 11/07/2019		1,400		1,569
8.000% due 02/14/2034		1,100		1,227

				6,721

Total Turkey (Cost $8,104)				7,516

UKRAINE 0.4%

SOVEREIGN ISSUES 0.4%
Ukraine Government International Bond
9.250% due 07/24/2017		$1,130		1,132

Total Ukraine (Cost $1,234)				1,132

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
UNITED ARAB EMIRATES 0.7%

CORPORATE BONDS & NOTES 0.3%
Dolphin Energy Ltd.
5.888% due 06/15/2019	$199	$	218
DP World Ltd.
6.850% due 07/02/2037	600		593

			811

SOVEREIGN ISSUES 0.4%
Emirate of Abu Dhabi Government International Bond
6.750% due 04/08/2019	900		1,096

Total United Arab Emirates (Cost $1,615)			1,907

UNITED KINGDOM 0.1%

CORPORATE BONDS & NOTES 0.1%
HBOS PLC
6.750% due 05/21/2018	$400		454

Total United Kingdom (Cost $399)			454

UNITED STATES 2.2%

CORPORATE BONDS & NOTES 1.7%
El Paso Pipeline Partners Operating Co. LLC
6.500% due 04/01/2020	$400		461
Gerdau Holdings, Inc.
7.000% due 01/20/2020	600		657
Pemex Project Funding Master Trust
5.750% due 03/01/2018	3,000		3,360
6.625% due 06/15/2038	700		724

			5,202

MORTGAGE-BACKED SECURITIES 0.2%
American Home Mortgage Investment Trust
1.849% due 09/25/2045	17		16
Banc of America Commercial Mortgage Trust
5.649% due 06/10/2049	200		221
5.746% due 02/10/2051	200		221
Banc of America Mortgage Trust
2.932% due 02/25/2036 ^	6		6
Bear Stearns Adjustable Rate Mortgage Trust
2.547% due 01/25/2035	6		6
2.861% due 05/25/2047 ^	43		36
Citigroup Mortgage Loan Trust, Inc.
2.845% due 09/25/2037 ^	84		69
GSR Mortgage Loan Trust
2.627% due 01/25/2036 ^	17		16
Morgan Stanley Mortgage Loan Trust
2.184% due 06/25/2036	8		7
WaMu Mortgage Pass-Through Certificates
2.517% due 02/25/2037 ^	55		49
Wells Fargo Mortgage-Backed Securities Trust
2.612% due 07/25/2036 ^	19		18

			665

U.S. GOVERNMENT AGENCIES 0.1%
Freddie Mac
5.534% due 03/01/2036	76		79
Israel Government AID Bond
5.500% due 04/26/2024	100		115

			194

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 0.2%
U.S. Treasury Bonds
9.875% due 11/15/2015 (e)	$189	$	223
U.S. Treasury Notes
1.875% due 06/30/2015 (e)	120		123
2.375% due 08/31/2014 (e)	100		101

			447

Total United States (Cost $5,735)			6,508

URUGUAY 0.6%

SOVEREIGN ISSUES 0.6%
Uruguay Government International Bond
4.500% due 08/14/2024	$1,182		1,185
7.625% due 03/21/2036	400		487

Total Uruguay (Cost $1,589)			1,672

VENEZUELA 9.1%

CORPORATE BONDS & NOTES 3.8%
Petroleos de Venezuela S.A.
5.000% due 10/28/2015	$960		797
5.250% due 04/12/2017	4,500		3,341
5.375% due 04/12/2027	5,500		2,956
5.500% due 04/12/2037	3,050		1,579
8.500% due 11/02/2017	3,350		2,797
9.750% due 05/17/2035	250		176

			11,646

SOVEREIGN ISSUES 5.3%
Venezuela Government International Bond
7.000% due 03/31/2038	300		189
7.650% due 04/21/2025	2,310		1,571
7.750% due 10/13/2019	6,720		5,040
8.250% due 10/13/2024	5,900		4,183
9.000% due 05/07/2023	1,500		1,123
9.250% due 05/07/2028	3,380		2,518
9.375% due 01/13/2034	1,710		1,277

			15,901

Total Venezuela (Cost $30,440)			27,547

VIRGIN ISLANDS (BRITISH) 1.0%

CORPORATE BONDS & NOTES 1.0%
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020	$2,150		1,748
GTL Trade Finance, Inc.
7.250% due 10/20/2017	1,200		1,355

Total Virgin Islands (British) (Cost $3,360)			3,103

ZAMBIA 0.1%

SOVEREIGN ISSUES 0.1%
Zambia Government International Bond
5.375% due 09/20/2022	$500		435

Total Zambia (Cost $492)			435

SHORT-TERM INSTRUMENTS 0.4%

U.S. TREASURY BILLS 0.4%
0.114% due 05/29/2014 - 12/11/2014 (b)(e)	$1,131		1,130

Total Short-Term Instruments (Cost $1,130)			1,130

Total Investments in Securities (Cost $284,373)			281,859

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

	SHARES		MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 6.0%

SHORT-TERM INSTRUMENTS 6.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.0%
PIMCO Short-Term Floating NAV Portfolio	1,812,522	$	18,134

Total Short-Term Instruments (Cost $18,137)			18,134

Total Investments in Affiliates (Cost $18,137)			18,134

Total Investments 99.0% (Cost $302,510)		$	299,993

Financial Derivative Instruments (c)(d) (0.5%) (Cost or Premiums, net $(371))			(1,561)

Other Assets and Liabilities, net 1.5%			4,474

Net Assets 100.0%		$	302,906

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

As of December 31, 2013, there were no open sale-buyback transactions. The average amount of borrowing while outstanding during the period ended December 31, 2013 was $7,134 at a weighted average interest rate of 0.246%.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
5-Year Deliverable Interest Rate Swap March Futures	Short	03/2014	4	$4	$1	$0
10-Year Deliverable Interest Rate Swap March Futures	Short	03/2014	7	13	2	0
U.S. Treasury 10-Year Note March Futures	Long	03/2014	91	(205)	0	(16)

Total Futures Contracts				$(188)	$3	$(16)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	06/19/2023	$7,300	$627	$508	$38	$0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	1,600	348	43	18	0

					$975	$551	$56	$0

Total Swap Agreements					$975	$551	$56	$0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	15

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2013:

Cash of $559 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2013. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures		Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$3	$56	$59	$0		$(16)	$0	$ (16)

(d) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
Counterparty								Asset	Liability
BOA	01/2014		INR	27,394	$		438	$0	$(4)
	04/2014	$		428		INR	27,394	5	0

BPS	01/2014		COP	566,080	$		296	3	0
	01/2014	$		294		COP	566,080	0	(1)
	03/2014		COP	566,080	$		293	0	0

BRC	01/2014		BRL	449			203	13	0
	01/2014		KRW	37,324			35	0	0
	01/2014	$		192		BRL	449	0	(1)
	02/2014		EUR	726	$		1,000	2	0
	02/2014		JPY	54,800			548	28	0

CBK	01/2014	$		423		INR	27,394	19	0

DUB	01/2014		BRL	5,082	$		2,161	7	0
	01/2014	$		2,169		BRL	5,082	0	(15)
	01/2014			222		KRW	236,469	3	0
	01/2014		ZAR	1,735	$		177	12	0
	02/2014	$		2,127		BRL	5,044	0	(6)
	03/2014			193		MXN	2,519	0	(1)

FBF	01/2014		KRW	44,772	$		42	0	(1)
	01/2014	$		567		KRW	604,905	6	0

HUS	01/2014			61		RUB	2,012	0	0
	02/2014		EUR	4,557	$		6,284	15	0

JPM	01/2014		RUB	2,012			61	0	0
	04/2014	$		60		RUB	2,012	0	0

MSC	01/2014		BRL	6,779	$		2,903	30	0
	01/2014	$		2,906		BRL	6,779	0	(33)
	02/2014		BRL	1,734	$		737	7	0
	03/2014		MXN	11,322			857	0	(6)
	03/2014	$		155		MXN	2,018	0	(1)

RBC	02/2014		JPY	70,200	$		682	15	0

UAG	01/2014		KRW	759,279			720	0	0
	04/2014	$		717		KRW	759,279	1	0

Total Forward Foreign Currency Contracts								$166	$(69)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
BRC	Call - OTC USD versus JPY	JPY	105.000	11/20/2014	$1,580	$38	$65

Total Purchased Options						$38	$65

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BRC	Put - OTC USD versus JPY	JPY	95.000	11/20/2014	$1,580	$(39)	$(18)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	$800	$(10)	$(1)
DUB	Floor - OTC CPURNSA Index	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	800	(8)	(1)

						$(18)	$(2)

Total Written Options						$(57)	$(20)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2013

	Notional Amount	Premiums
Balance at 12/31/2012	$16,400	$(53)
Sales	70,980	(289)
Closing Buys	(900)	1
Expirations	(76,900)	264
Exercised	(6,400)	20

Balance at 12/31/2013	$3,180	$(57)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2013 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Qatar Government International Bond	1.000%	03/20/2016	0.194%	$ 500	$0	$9	$9	$0
	South Africa Government International Bond	1.000%	09/20/2014	0.610%	1,300	(1)	5	4	0

BPS	Brazil Government International Bond	1.000%	03/20/2015	0.607%	900	4	0	4	0

BRC	Export-Import Bank of China	1.000%	09/20/2017	0.635%	550	(19)	27	8	0
	Indonesia Government International Bond	2.320%	12/20/2016	1.426%	1,000	0	27	27	0
	Mexico Government International Bond	1.000%	12/20/2014	0.215%	300	(10)	12	2	0

CBK	Brazil Government International Bond	1.000%	03/20/2016	1.051%	200	(1)	1	0	0
	Brazil Government International Bond	1.000%	03/20/2021	2.218%	1,300	(58)	(42)	0	(100)
	China Government International Bond	1.000%	12/20/2016	0.391%	100	(5)	7	2	0
	Rosneft Oil Co. via Rosneft International Finance Ltd.	1.000%	06/20/2014	0.990%	500	(2)	2	0	0
	Rosneft Oil Co. via Rosneft International Finance Ltd.	1.000%	09/20/2014	0.990%	500	0	0	0	0
	Rosneft Oil Co. via Rosneft International Finance Ltd.	1.000%	03/20/2015	0.998%	1,000	(26)	26	0	0
	Sberbank of Russia	1.000%	09/20/2014	0.712%	500	0	1	1	0
	Turkey Government International Bond	1.000%	09/20/2014	1.216%	400	0	0	0	0

DUB	Brazil Government International Bond	1.000%	06/20/2015	0.776%	300	1	1	2	0
	Brazil Government International Bond	1.000%	03/20/2018	1.631%	7,200	(97)	(84)	0	(181)
	China Government International Bond	1.000%	12/20/2016	0.391%	500	(23)	32	9	0
	Emirate of Abu Dhabi Government International Bond	1.000%	03/20/2016	0.122%	100	(1)	3	2	0
	Petrobras International Finance Co.	1.000%	09/20/2014	0.913%	1,500	(11)	12	1	0
	Qatar Government International Bond	1.000%	03/20/2016	0.194%	100	(1)	3	2	0
	Turkey Government International Bond	1.000%	06/20/2021	2.702%	100	(9)	(1)	0	(10)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	17

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2013 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
FBF	China Government International Bond	1.000%	12/20/2016	0.391%	$ 300	$(15)	$20	$5	$0
	Export-Import Bank of China	1.000%	12/20/2016	0.486%	200	(19)	23	4	0
	Indonesia Government International Bond	1.000%	06/20/2021	2.818%	2,900	(188)	(139)	0	(327)

GST	Brazil Government International Bond	1.000%	03/20/2015	0.607%	400	2	0	2	0
	Brazil Government International Bond	1.000%	12/20/2018	1.859%	600	(28)	4	0	(24)

HUS	Mexico Government International Bond	1.000%	03/20/2021	1.214%	800	(37)	26	0	(11)
	Petrobras International Finance Co.	1.000%	09/20/2014	0.913%	200	0	0	0	0
	Petrobras International Finance Co.	1.000%	09/20/2015	1.554%	300	(10)	7	0	(3)
	South Africa Government International Bond	1.000%	03/20/2023	2.532%	2,430	(214)	(64)	0	(278)

JPM	Brazil Government International Bond	1.000%	09/20/2015	0.895%	300	(4)	5	1	0
	Brazil Government International Bond	1.000%	12/20/2019	2.057%	1,000	(37)	(20)	0	(57)
	China Government International Bond	1.000%	12/20/2016	0.391%	400	(20)	27	7	0
	Indonesia Government International Bond	1.000%	03/20/2015	0.663%	2,375	(93)	104	11	0
	Petrobras International Finance Co.	1.000%	09/20/2015	1.554%	300	(9)	6	0	(3)
	Russia Government International Bond	1.000%	09/20/2018	1.536%	300	(9)	2	0	(7)
	Russia Government International Bond	1.000%	06/20/2023	2.121%	1,900	(146)	(20)	0	(166)

MYC	Brazil Government International Bond	1.000%	03/20/2016	1.051%	3,800	(38)	35	0	(3)
	Brazil Government International Bond	2.100%	08/20/2016	1.231%	250	0	8	8	0
	China Government International Bond	1.000%	12/20/2016	0.391%	1,200	(56)	78	22	0
	Emirate of Abu Dhabi Government International Bond	1.000%	03/20/2016	0.122%	100	(1)	3	2	0
	Petrobras International Finance Co.	1.000%	09/20/2015	1.554%	1,000	(34)	25	0	(9)

RYL	China Government International Bond	1.000%	06/20/2016	0.328%	600	6	4	10	0

UAG	Emirate of Abu Dhabi Government International Bond	1.000%	03/20/2016	0.122%	400	0	8	8	0
	Indonesia Government International Bond	1.000%	03/20/2015	0.663%	375	(15)	17	2	0
	Indonesia Government International Bond	1.000%	06/20/2021	2.818%	100	(7)	(5)	0	(12)

						$(1,231)	$195	$155	$(1,191)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
							Asset	Liability
BOA	CDX.EM-20 5-Year Index	5.000%	12/20/2018	$1,600	$ 179	$(13)	$166	$0

BRC	CDX.EM ex-Europe-18 5-Year Index	5.000%	12/20/2017	100	12	(4)	8	0

CBK	CDX.EM-20 5-Year Index	5.000%	12/20/2018	140	15	0	15	0

DUB	CDX.EM-20 5-Year Index	5.000%	12/20/2018	3,600	409	(37)	372	0

GST	CDX.EM-19 5-Year Index	5.000%	06/20/2018	100	10	(1)	9	0
	CDX.EM-20 5-Year Index	5.000%	12/20/2018	200	22	(1)	21	0

HUS	CDX.EM-13 5-Year Index	5.000%	06/20/2015	1,000	83	(52)	31	0

UAG	CDX.EM-15 5-Year Index	5.000%	06/20/2016	2,500	230	(96)	134	0

					$ 960	$(204)	$756	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BRC	Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MXN	41,100	$45	$39	$84	$0

DUB	Pay	1-Year BRL-CDI	8.600%	01/02/2017	BRL	10,100	9	(323)	0	(314)

HUS	Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MXN	31,322	3	61	64	0

JPM	Pay	1-Year BRL-CDI	8.650%	01/02/2017	BRL	6,000	10	(193)	0	(183)
	Pay	28-Day MXN-TIIE	8.950%	02/19/2019	MXN	11,000	0	130	130	0
	Pay	28-Day MXN-TIIE	5.250%	09/06/2019		70,000	(68)	(76)	0	(144)

UAG	Pay	1-Year BRL-CDI	8.200%	01/02/2017	BRL	31,000	(80)	(1,023)	0	(1,103)

							$(81)	$(1,385)	$278	$(1,744)

Total Swap Agreements							$(352)	$(1,394)	$1,189	$(2,935)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2013:

(e)	Securities with an aggregate market value of $1,577 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$5	$0	$179	$184	$(4)	$0	$0	$(4)	$180	$(260)	$(80)
BPS	3	0	4	7	(1)	0	0	(1)	6	0	6
BRC	43	65	129	237	(1)	(18)	0	(19)	218	(230)	(12)
CBK	19	0	18	37	0	(1)	(100)	(101)	(64)	40	(24)
DUB	22	0	388	410	(22)	(1)	(505)	(528)	(118)	0	(118)
FBF	6	0	9	15	(1)	0	(327)	(328)	(313)	217	(96)
GST	0	0	32	32	0	0	(24)	(24)	8	0	8
HUS	15	0	95	110	0	0	(292)	(292)	(182)	0	(182)
JPM	0	0	149	149	0	0	(560)	(560)	(411)	331	(80)
MSC	37	0	0	37	(40)	0	0	(40)	(3)	(80)	(83)
MYC	0	0	32	32	0	0	(12)	(12)	20	(245)	(225)
RBC	15	0	0	15	0	0	0	0	15	0	15
RYL	0	0	10	10	0	0	0	0	10	0	10
UAG	1	0	144	145	0	0	(1,115)	(1,115)	(970)	989	19

Total Over the Counter	$166	$65	$1,189	$1,420	$(69)	$(20)	$(2,935)	$(3,024)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	19

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3	$3
Swap Agreements	0	0	0	0	56	56

	$0	$0	$0	$0	$59	$59

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$166	$0	$166
Purchased Options	0	0	0	65	0	65
Swap Agreements	0	911	0	0	278	1,189

	$0	$911	$0	$231	$278	$1,420

	$0	$911	$0	$231	$337	$1,479

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$16	$16

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$69	$0	$69
Written Options	0	0	0	18	2	20
Swap Agreements	0	1,191	0	0	1,744	2,935

	$0	$1,191	$0	$87	$1,746	$3,024

	$0	$1,191	$0	$87	$1,762	$3,040

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(858)	$(858)
Swap Agreements	0	0	0	0	(554)	(554)

	$0	$0	$0	$0	$(1,412)	$(1,412)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,079)	$0	$(1,079)
Written Options	0	0	0	0	250	250
Swap Agreements	0	1,240	0	0	4,643	5,883

	$0	$1,240	$0	$(1,079)	$4,893	$5,054

	$0	$1,240	$0	$(1,079)	$3,481	$3,642

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(158)	$(158)
Swap Agreements	0	0	0	0	1,051	1,051

	$0	$0	$0	$0	$893	$893

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$628	$0	$628
Purchased Options	0	0	0	27	0	27
Written Options	0	0	0	20	(24)	(4)
Swap Agreements	0	(1,692)	0	0	(6,423)	(8,115)

	$0	$(1,692)	$0	$675	$(6,447)	$(7,464)

	$0	$(1,692)	$0	$675	$(5,554)	$(6,571)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Armenia
Sovereign Issues	$0	$499	$0	$499
Austria
Corporate Bonds & Notes	0	85	0	85
Bahrain
Sovereign Issues	0	1,034	0	1,034
Bermuda
Corporate Bonds & Notes	0	2,213	0	2,213
Brazil
Corporate Bonds & Notes	0	34,834	0	34,834
Sovereign Issues	0	5,498	0	5,498
Canada
Corporate Bonds & Notes	0	749	0	749
Cayman Islands
Corporate Bonds & Notes	0	4,475	750	5,225
Chile
Corporate Bonds & Notes	0	6,037	0	6,037
Sovereign Issues	0	119	0	119
China
Corporate Bonds & Notes	0	1,065	0	1,065
Colombia
Corporate Bonds & Notes	0	4,783	0	4,783
Sovereign Issues	0	1,149	0	1,149
Costa Rica
Sovereign Issues	0	1,073	0	1,073
Croatia
Corporate Bonds & Notes	0	266	0	266
Dominican Republic
Corporate Bonds & Notes	0	495	0	495
El Salvador
Sovereign Issues	0	4,118	0	4,118
Gabon
Sovereign Issues	0	405	0	405
Guatemala
Sovereign Issues	0	1,088	0	1,088
Hong Kong
Corporate Bonds & Notes	0	1,594	0	1,594
Hungary
Corporate Bonds & Notes	0	517	0	517
Sovereign Issues	0	99	0	99
India
Corporate Bonds & Notes	0	3,086	0	3,086
Indonesia
Corporate Bonds & Notes	0	5,436	0	5,436
Sovereign Issues	0	8,584	0	8,584
Ireland
Corporate Bonds & Notes	0	16,675	0	16,675
Israel
Corporate Bonds & Notes	0	334	0	334
Sovereign Issues	0	709	0	709
Kazakhstan
Corporate Bonds & Notes	0	13,051	0	13,051
Luxembourg
Corporate Bonds & Notes	0	30,047	0	30,047
Mexico
Corporate Bonds & Notes	0	24,047	0	24,047
Sovereign Issues	0	9,361	0	9,361
Mongolia
Sovereign Issues	0	1,525	0	1,525
Morocco
Sovereign Issues	0	2,046	0	2,046
Netherlands
Corporate Bonds & Notes	0	2,735	0	2,735
Panama
Sovereign Issues	0	3,670	0	3,670

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Peru
Corporate Bonds & Notes	$0	$201	$0	$201
Sovereign Issues	0	1,921	0	1,921
Philippines
Corporate Bonds & Notes	0	1,593	0	1,593
Sovereign Issues	0	2,202	0	2,202
Poland
Sovereign Issues	0	234	0	234
Qatar
Corporate Bonds & Notes	0	3,366	0	3,366
Russia
Sovereign Issues	0	13,934	0	13,934
Senegal
Sovereign Issues	0	224	0	224
Serbia
Sovereign Issues	0	605	0	605
Slovenia
Sovereign Issues	0	2,559	0	2,559
South Africa
Corporate Bonds & Notes	0	2,506	0	2,506
Sovereign Issues	0	798	0	798
South Korea
Corporate Bonds & Notes	0	1,658	0	1,658
Spain
Sovereign Issues	0	691	0	691
Sri Lanka
Sovereign Issues	0	558	0	558
Sweden
Corporate Bonds & Notes	0	315	0	315
Thailand
Corporate Bonds & Notes	0	927	0	927
Trinidad and Tobago
Corporate Bonds & Notes	0	1,912	0	1,912
Turkey
Corporate Bonds & Notes	0	795	0	795
Sovereign Issues	0	6,721	0	6,721
Ukraine
Sovereign Issues	0	1,132	0	1,132
United Arab Emirates
Corporate Bonds & Notes	0	811	0	811
Sovereign Issues	0	1,096	0	1,096
United Kingdom
Corporate Bonds & Notes	0	454	0	454
United States
Corporate Bonds & Notes	0	5,202	0	5,202
Mortgage-Backed Securities	0	665	0	665
U.S. Government Agencies	0	194	0	194
U.S. Treasury Obligations	0	447	0	447
Uruguay
Sovereign Issues	0	1,672	0	1,672
Venezuela
Corporate Bonds & Notes	0	11,646	0	11,646
Sovereign Issues	0	15,901	0	15,901
Virgin Islands (British)
Corporate Bonds & Notes	0	3,103	0	3,103
Zambia
Sovereign Issues	0	435	0	435
Short-Term Instruments
U.S. Treasury Bills	0	1,130	0	1,130
	$0	$281,109	$750	$281,859

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$18,134	$0	$0	$18,134

Total Investments	$18,134	$281,109	$750	$299,993

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	21

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

December 31, 2013

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$3	$56	$0	$59
Over the counter	0	1,420	0	1,420
	$3	$1,476	$0	$1,479

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(16)	$0	$0	$(16)
Over the counter	0	(3,022)	(2)	(3,024)
	$(16)	$(3,022)	$(2)	$(3,040)

Totals	$18,121	$279,563	$748	$298,432

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2013:

Category and Subcategory	Beginning Balance at 12/31/2012	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2013 (2)
Investments in Securities, at Value
Cayman Islands
Corporate Bonds & Notes	$882	$0	$(66)	$34	$14	$(2)	$0	$(112)	$750	$1

Financial Derivative Instruments - Liabilities
Over the counter	$(42)	$243	$0	$0	$(231)	$28	$0	$0	$(2)	$2

Totals	$840	$243	$(66)	$34	$(217)	$26	$0	$(112)	$748	$3

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Cayman Islands
Corporate Bonds & Notes	$750	Benchmark Pricing	Base Price	47.50-88.50

Financial Derivative Instruments - Liabilities
Over the counter	(2)	Indicative Market Quotation	Broker Quote	0.09-0.10

Total	$748

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2013

1. ORGANIZATION

The PIMCO Emerging Markets Bond Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the

Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid and are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period and are included in net change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective

ANNUAL REPORT	DECEMBER 31, 2013	23

Notes to Financial Statements (Cont.)

Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■	Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy   Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from

ANNUAL REPORT	DECEMBER 31, 2013	25

Notes to Financial Statements (Cont.)

their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

ANNUAL REPORT	DECEMBER 31, 2013	27

Notes to Financial Statements (Cont.)

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2013 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
$4,932	$140,638	$(127,430)	$(2)	$(4)	$18,134	$37	$0

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(b) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date.

The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

ANNUAL REPORT	DECEMBER 31, 2013	29

Notes to Financial Statements (Cont.)

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2013 for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

ANNUAL REPORT	DECEMBER 31, 2013	31

Notes to Financial Statements (Cont.)

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements. As mentioned earlier in this report, the U.S. is currently experiencing historically low interest rates. This combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, the fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair the performance of the Portfolio.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination

ANNUAL REPORT	DECEMBER 31, 2013	33

Notes to Financial Statements (Cont.)

include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.45%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.40%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the

Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2013, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$274	$79,804	$136,206

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2013		Year Ended 12/31/2012
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	28	$388	28	$424
Administrative Class	4,420	64,231	5,183	75,076
Advisor Class	943	13,856	2,378	34,926
Issued as reinvestment of distributions
Institutional Class	1	16	0	2
Administrative Class	1,260	17,788	1,072	15,674
Advisor Class	158	2,243	122	1,791
Cost of shares redeemed
Institutional Class	(29)	(425)	0	0
Administrative Class	(7,503)	(106,453)	(5,293)	(76,969)
Advisor Class	(2,194)	(31,680)	(1,124)	(16,349)
Net (decrease) resulting from Portfolio share transactions	(2,916)	$(40,036)	2,366	$34,575

As of December 31, 2013, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 75% of the Portfolio. One shareholder is a related party to the Portfolio and comprises 61% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2013, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

ANNUAL REPORT	DECEMBER 31, 2013	35

Notes to Financial Statements (Cont.)

December 31, 2013

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2010-2012, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2013, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$6,511	$5,645	$(3,314)	$(309)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through December 31, 2013 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2013 through December 31, 2013, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2013, the Portfolio had no accumulated capital losses.

As of December 31, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$302,531	$10,764	$(13,303)	$(2,539)

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2013 and December 31, 2012, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2013	$17,406	$2,641	$—
12/31/2012	$17,468	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

36	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO Emerging Markets Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO Emerging Markets Bond Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2013 the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2014

ANNUAL REPORT	DECEMBER 31, 2013	37

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.

Currency Abbreviations:
BRL	Brazilian Real	JPY	Japanese Yen	RUB	Russian Ruble
COP	Colombian Peso	KRW	South Korean Won	USD (or $)	United States Dollar
EUR	Euro	MXN	Mexican Peso	ZAR	South African Rand
INR	Indian Rupee

Exchange Abbreviations:
OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Other Abbreviations:
AID	Agency International Development	JSC	Joint Stock Company	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate

38	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2013	39

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	172	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian* (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Vice President	11/2013 to Present Treasurer 08/1997 to 11/2013	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

* Effective February 3, 2014, Dr. El-Erian no longer serves as a Senior Vice President of the Trust.

ANNUAL REPORT	DECEMBER 31, 2013	41

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

42	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 12-13, 2013, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2014. The Board also considered and approved for an additional one-year term through August 31, 2014, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2014.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreement are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust and the independent Trustees.

The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 12-13, 2013 meeting. The independent Trustees also met with counsel to the Trust and the independent Trustees on August 2, 2013 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

ANNUAL REPORT	DECEMBER 31, 2013	43

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2012, including, but not limited to, undertaking significant technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2013. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2013 and other performance data, as available, for the periods ended June 30, 2013 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2013 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 12-13, 2013 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2013.

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Board noted that, for periods ending May 31, 2013, the Administrative Class of 71%, 92% and 100% of the Portfolios outperformed their Lipper category median in the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 86% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2013 (based on the performance of the Administrative Class). The Board also noted that ten of 13 Portfolios, representing 93% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2013, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $23 billion as of May 31, 2013.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expense ratios in their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the size of the assets under management with PIMCO, the manner in which similar portfolios may be managed, different requirements with

ANNUAL REPORT	DECEMBER 31, 2013	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively; had been reduced for some Portfolios over time; had been held steady for most Portfolios as assets grew, or declined in the case of some Portfolios; and continued to be competitive compared with peers. The Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. The Trustees noted that the benefits of the unified fee were apparent during the recent financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC supported the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and in return for the fees paid to RALLC by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2013	47

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT15AR_123113

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2013

PIMCO Foreign Bond Portfolio (Unhedged)

Share Class

■	Administrative

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	37
Glossary	38
Federal Income Tax Information	39
Management of the Trust	40
Privacy Policy	42
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	43

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2013. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

The past twelve months were marked by ongoing periods of heightened bond market volatility brought on by uncertainty around central bank monetary and fiscal policy, geopolitical concerns, and a slower than hoped for rebound in the global economy. Following a particularly bumpy third quarter, however, all financial markets completed the year along a relatively smoother path. Federal Reserve (“Fed”) Chairman Ben Bernanke laid the groundwork in September, when he clarified the Fed’s commitment to maintain its quantitative easing (“QE”) bond purchase program of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero-bound range. The nomination of Janet Yellen to the Chairmanship further helped to reassure investors that the Fed would be committed to the continuation of their accommodative policies.

As investors were made particularly aware, beginning in mid-May conditions in financial markets deteriorated rapidly as markets reacted to signals by the Fed that it might begin to slow the pace of its asset purchases. This shift in tone fueled a broad-based sell-off within fixed income assets throughout the summer, undermining market liquidity and sending yields higher across the risk spectrum.

By mid-September, however, the Fed announced its intent to delay any tapering until more convincing indicators of economic growth become apparent and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore higher) and a rally across most equity markets. The Fed also maintained the Federal Funds Rate within a narrow range of zero to 25 basis points. Into October, investors were once again kept on edge by the uncertain fiscal policy and political landscape—namely the partial shutdown of the U.S. government that began during the first week of October, the ongoing debt ceiling negotiations between the White House and Congress, and confirmation proceedings for the next Fed Chairman. Investors were relieved by the last-minute deal announced on October 17 that reached an agreement to reopen the U.S. government and raise the debt ceiling.

In November, relative calm prevailed across most fixed income markets, and equity markets continued to rally. The European Central Bank (“ECB”) reduced their main policy rate (or the interest rate at which it lends money to banks) by 25 basis points to 0.25%, likely due to their concern over lower than expected inflation and a weak global growth outlook. The Bank of England (“BOE”) unanimously voted to leave its main policy rate unchanged amid a pickup in economic growth and expectations that this would lead to an eventual decline in the U.K. unemployment rate.

Towards the latter part of December, the Fed announced that beginning in January 2014 it intends to gradually exit its bond-buying program, by reducing it from $85 billion to $75 billion spread equally across mortgage and U.S. Treasury purchases. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee (“FOMC”) provided even greater assurances that the policy rate would remain near a zero-bound range until signs of sustainable growth are more broadly evident in the U.S. economy. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

U.S. Treasuries underperformed most other developed sovereign bond markets on a hedged basis as investors reacted to the various Fed announcements regarding the tapering of their QE bond purchase program. In particular, U.S. Treasury yields rose to their highest level in late December as investors reacted to the Fed’s announcement that it would begin the reduction of its asset purchases starting in January 2014. This decision was made on the back of improving economic data, which included a lower unemployment rate, respectable monthly job reports, and improving housing fundamentals. The benchmark ten-year U.S. Treasury note yielded 3.03% at the end of the reporting period, as compared to 1.76% on December 31, 2012. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 2.02% for the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 8.61% over the period, underperforming nominal U.S. Treasuries. U.S. TIPS sold off, particularly during the second quarter of the reporting period, as the market began to price in the inevitable Fed tapering decision, which was officially announced in December. The decision by the Fed to initiate the tapering of asset purchases was validated via stronger jobs and GDP data, with continual weaker inflation data adding further pressure to U.S. TIPS valuations towards the latter part of the period. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 9.52% over the period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries even with the Fed’s announcement that it would begin to reduce its asset purchases in January 2014. The announcement, however, did lead to differentiated performance among coupons, with lower coupons underperforming, as these bonds have been the largest beneficiaries of Fed purchases. Prices for non-Agency mortgages rose on limited outstanding supply, improving risk appetite and ongoing signs of recovery in the housing sector. Commercial MBS also outperformed amid strong investor demand and a continued rebound in property valuations.

■

The U.S. investment grade credit market, as measured by the Barclays U.S. Credit Index, declined 2.01% for the period, but outperformed like-duration U.S. Treasuries as spreads tightened, ending the year at the lowest level since the global financial crisis began. This positive performance was supported by improving global growth fundamentals and continued easy monetary policy. The high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 7.42% for the period. The sector was one of the best-performing fixed income sectors, benefiting from relatively sound fundamentals and investor demand for higher yielding assets with lower interest rate sensitivity.

■

Emerging markets (“EM”) external debt underperformed U.S. Treasuries during the year and was impacted by the second quarter sell-off. Country-specific stories and the risk-on market sentiment following the Fed tapering announcement supported lower spreads in the fourth quarter, particularly in December. EM local assets particularly underperformed U.S. Treasuries during the period, as weaker EM currencies and increases in local yields weighed on overall returns.

■

Developed market equities posted strong performance in 2013, despite a period marked by considerable volatility and uncertainty around central bank policy. U.S. equities, as measured by the S&P 500 Index, returned 32.39%. Global equities, as represented by the MSCI All Country World Index Net USD and MSCI World Index, returned 22.80% and 26.68%, respectively. Emerging market equities (“EM”), as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.60%. EM equities underperformed developed market equities due to declining earnings growth and rising interest rates in the U.S. which placed pressure on local EM currencies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2014

ANNUAL REPORT	DECEMBER 31, 2013	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Foreign Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, operational risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

4	PIMCO VARIABLE INSURANCE TRUST

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2013 to December 31, 2013.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2013	5

PIMCO Foreign Bond Portfolio (Unhedged)

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

France	19.4%
Short-Term Instruments	16.5%
Spain	13.0%
United States	11.5%
United Kingdom	11.5%
Italy	6.4%
Germany	5.2%
Other	16.5%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	1 Year	5 Years	Class Inception (04/30/2008)
PIMCO Foreign Bond Portfolio (Unhedged) Administrative Class	-6.47%	4.06%	4.61%
JPMorgan GBI Global ex-US FX NY Index Unhedged in USD±	-5.25%	2.18%	2.76%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.94% for Administrative Class shares.

± JPMorgan GBI Global ex-US FX NY Index Unhedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars on an unhedged basis of major non-U.S. bond markets. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/13)	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,025.60	$1,020.42
Expenses Paid During Period†	$4.85	$4.84
Net Annualized Expense Ratio	0.95%	0.95%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Foreign Bond Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

Positions in non-Agency mortgage-backed securities (“MBS”), European residential MBS (“RMBS”) and high yield debt contributed to performance as spreads on these securities tightened over the reporting period.

»

An underweight to duration (or sensitivity to changes in market interest rates) in the U.S. during the first and fourth quarters of the reporting period contributed to performance as U.S. dollar-swap rates rose during these periods.

»	An underweight to the Japanese yen contributed to performance as the currency depreciated versus the U.S. dollar over the reporting period.

»	An underweight to duration in Japan, particularly during the first quarter of the reporting period, detracted from performance as Japanese sovereign yields fell.

»	Underweight positions to duration in Italy and Spain detracted from performance as the spread over EUR-swaps for these countries’ sovereign debt tightened.

»

An overweight to the Brazilian real and the Mexican peso during the second quarter of the reporting period detracted from performance as both currencies depreciated relative to the U.S. dollar during this period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Foreign Bond Portfolio (Unhedged)

Selected Per Share Data for the Year Ended:	12/31/2013	12/31/2012	12/31/2011	12/31/2010	12/31/2009

Administrative Class
Net asset value beginning of year	$11.81	$12.09	$11.40	$10.64	$10.53
Net investment income (a)	0.23	0.32	0.25	0.15	0.16
Net realized/unrealized gain (loss)	(0.99)	0.32	0.72	0.85	0.27
Total income (loss) from investment operations	(0.76)	0.64	0.97	1.00	0.43
Dividends from net investment income	(0.20)	(0.65)	(0.24)	(0.15)	(0.15)
Distributions from net realized capital gains	(0.11)	(0.27)	(0.04)	(0.09)	(0.17)
Total distributions	(0.31)	(0.92)	(0.28)	(0.24)	(0.32)
Net asset value end of year	$10.74	$11.81	$12.09	$11.40	$10.64
Total return	(6.47)%	5.50%	8.53%	9.47%	4.09%
Net assets end of year (000s)	$12,314	$9,943	$8,472	$9,956	$6,277
Ratio of expenses to average net assets	0.93%	0.94%	0.90%	0.91%	0.90%
Ratio of expenses to average net assets excluding interest expense	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets	2.05%	2.69%	2.08%	1.33%	1.50%
Portfolio turnover rate	174%*	309%*	166%*	304%*	683%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	7

Statement of Assets and Liabilities PIMCO Foreign Bond Portfolio (Unhedged)

(Amounts in thousands, except per share amounts)	December 31, 2013

Assets:
Investments, at value
Investments in securities	$48,211
Investments in Affiliates	2,024
Financial Derivative Instruments
Exchange-traded or centrally cleared	66
Over the counter	428
Cash	56
Deposits with counterparty	781
Foreign currency, at value	235
Receivable for investments sold	3,420
Receivable for investments sold on a delayed-delivery basis	184
Receivable for Portfolio shares sold	48
Interest and dividends receivable	458
Dividends receivable from Affiliates	1
Other assets	4
55,916

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$2,690
Payable for short sales	1,130
Financial Derivative Instruments
Exchange-traded or centrally cleared	89
Over the counter	825
Payable for investments purchased	1,022
Payable for investments in Affiliates purchased	1
Payable for investments purchased on a delayed-delivery basis	188
Deposits from counterparty	35
Payable for Portfolio shares redeemed	38
Accrued investment advisory fees	11
Accrued supervisory and administrative fees	21
Accrued distribution fees	8
Accrued servicing fees	1
Reimbursement to PIMCO	1
6,060

Net Assets	$49,856

Net Assets Consist of:
Paid in capital	$49,969
(Overdistributed) net investment income	(793)
Accumulated undistributed net realized (loss)	(4)
Net unrealized appreciation	684
$49,856

Net Assets:
Institutional Class	$10
Administrative Class	12,314
Advisor Class	37,532

Shares Issued and Outstanding:
Institutional Class	1
Administrative Class	1,147
Advisor Class	3,496

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.74
Administrative Class	10.74
Advisor Class	10.74

Cost of Investments in Securities	$46,983
Cost of Investments in Affiliates	$2,024
Cost of Foreign Currency Held	$236
Proceeds Received on Short Sales	$1,133
Cost or Premiums of Financial Derivative Instruments, net	$16

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Foreign Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2013

Investment Income:
Interest	$1,465
Dividends from Investments in Affiliates	10
Total Income	1,475

Expenses:
Investment advisory fees	124
Supervisory and administrative fees	248
Servicing fees - Administrative Class	18
Distribution and/or servicing fees - Advisor Class	93
Trustees’ fees	1
Interest expense	14
Total Expenses	498

Net Investment Income	977

Net Realized Gain (Loss):
Investments in securities	523
Exchange-traded or centrally cleared financial derivative instruments	(187)
Over the counter financial derivative instruments	(3,709)
Foreign currency	(172)
Net Realized (Loss)	(3,545)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(1,280)
Exchange-traded or centrally cleared financial derivative instruments	112
Over the counter financial derivative instruments	421
Foreign currency assets and liabilities	34
Net Change in Unrealized (Depreciation)	(713)
Net (Loss)	(4,258)

Net (Decrease) in Net Assets Resulting from Operations	$(3,281)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	9

Statements of Changes in Net Assets PIMCO Foreign Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2013	Year Ended December 31, 2012

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$977	$1,133
Net realized gain (loss)	(3,545)	69
Net change in unrealized appreciation (depreciation)	(713)	1,024
Net increase (decrease) resulting from operations	(3,281)	2,226

Distributions to Shareholders:
From net investment income
Institutional Class	(0)^	(0)^
Administrative Class	(219)	(443)
Advisor Class	(638)	(1,916)
From net realized capital gains
Institutional Class	(0)^	(0)^
Administrative Class	(123)	(225)
Advisor Class	(377)	(771)

Total Distributions	(1,357)	(3,355)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	10,697	(3,540)

Net Increase (Decrease) in Capital	6,059	(4,669)

Net Assets:
Beginning of year	43,797	48,466
End of year*	$49,856	$43,797

* Including (overdistributed) net investment income of:	$(793)	$(832)

**	See note 12 in the Notes to Financial Statements.
^	Amount is less than $500.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged)

December 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 96.7%

AUSTRALIA 1.6%

CORPORATE BONDS & NOTES 1.4%
GE Capital Australia Funding Pty. Ltd.
7.000% due 07/16/2015	AUD	400	$375
Westpac Banking Corp.
1.850% due 11/26/2019		$200	197
2.700% due 12/09/2014		100	102

			674

SOVEREIGN ISSUES 0.2%
New South Wales Treasury Corp. CPI Linked Bond
2.750% due 11/20/2025	AUD	100	112

Total Australia (Cost $817)			786

BRAZIL 0.1%

SOVEREIGN ISSUES 0.1%
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2023	BRL	120	43

Total Brazil (Cost $55)			43

CANADA 1.7%

SOVEREIGN ISSUES 1.7%
Province of Ontario
3.150% due 06/02/2022	CAD	200	185
4.000% due 12/03/2019	EUR	100	157
4.000% due 06/02/2021	CAD	100	100
6.200% due 06/02/2031		100	119
Province of Quebec
3.000% due 09/01/2023		100	89
3.500% due 12/01/2022		100	94
4.250% due 12/01/2021		100	101

Total Canada (Cost $896)			845

DENMARK 0.4%

CORPORATE BONDS & NOTES 0.4%
Nykredit Realkredit A/S
2.000% due 01/01/2015	DKK	600	113
Realkredit Danmark A/S
2.000% due 01/01/2015		400	75

Total Denmark (Cost $184)			188

FRANCE 19.5%

CORPORATE BONDS & NOTES 3.4%
BNP Paribas Home Loan SFH
2.200% due 11/02/2015		$200	205
Cie de Financement Foncier S.A.
2.500% due 09/16/2015		200	206
Dexia Credit Local S.A.
0.717% due 04/29/2014		600	601
2.750% due 01/10/2014		400	400
2.750% due 04/29/2014		300	303

			1,715

SOVEREIGN ISSUES 16.1%
France Government Bond
1.000% due 05/25/2018	EUR	2,200	3,021
1.000% due 11/25/2018		1,300	1,770
3.250% due 05/25/2045		100	133
3.750% due 04/25/2017		500	757
4.000% due 04/25/2018		400	620

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 10/25/2038	EUR	400	$614
4.500% due 04/25/2041		500	827
France Treasury Notes
2.500% due 07/25/2016		200	290

			8,032

Total France (Cost $9,536)			9,747

GERMANY 5.3%

CORPORATE BONDS & NOTES 4.0%
FMS Wertmanagement AoeR
2.750% due 06/03/2016	EUR	300	435
3.375% due 06/17/2021		200	307
KFW
5.500% due 02/09/2022	AUD	500	466
6.000% due 08/20/2020		100	97
6.250% due 05/19/2021		700	683

			1,988

SOVEREIGN ISSUES 1.3%
Republic of Germany
1.500% due 05/15/2023	EUR	100	133
State of North Rhine-Westphalia
3.250% due 05/28/2014	NOK	3,000	497

			630

Total Germany (Cost $2,810)			2,618

GUERNSEY, CHANNEL ISLANDS 0.3%

CORPORATE BONDS & NOTES 0.3%
HSH N Finance Guernsey Ltd.
0.743% due 12/21/2015	EUR	100	138

Total Guernsey, Channel Islands (Cost $134)			138

IRELAND 3.0%

ASSET-BACKED SECURITIES 0.5%
Mercator CLO PLC
0.452% due 02/18/2024	EUR	180	244

CORPORATE BONDS & NOTES 2.0%
German Postal Pensions Securitisation PLC
3.375% due 01/18/2016		700	1,018

MORTGAGE-BACKED SECURITIES 0.5%
Opera Germany PLC
0.444% due 10/20/2014		168	227

Total Ireland (Cost $1,412)			1,489

ITALY 6.5%

ASSET-BACKED SECURITIES 0.2%
Berica Asset-Backed Security SRL
0.593% due 12/30/2055	EUR	67	89

CORPORATE BONDS & NOTES 0.8%
Intesa Sanpaolo SpA
3.625% due 08/12/2015		$400	412

MORTGAGE-BACKED SECURITIES 0.3%
Berica Residential MBS SRL
0.537% due 03/31/2048	EUR	105	135

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 5.2%
Italy Buoni Poliennali Del Tesoro
3.500% due 11/01/2017	EUR	100	$144
4.750% due 05/01/2017		100	149
4.750% due 06/01/2017		700	1,044
5.250% due 08/01/2017		700	1,063
Italy Government International Bond
6.000% due 08/04/2028	GBP	100	172

			2,572

Total Italy (Cost $3,000)			3,208

LUXEMBOURG 0.3%

CORPORATE BONDS & NOTES 0.3%
Fiat Finance & Trade S.A.
6.125% due 07/08/2014	EUR	100	140

Total Luxembourg (Cost $132)			140

MEXICO 0.3%

SOVEREIGN ISSUES 0.3%
Mexico Government International Bond
6.250% due 06/16/2016	MXN	1,100	89
10.000% due 12/05/2024		600	59

Total Mexico (Cost $153)			148

NETHERLANDS 0.7%

ASSET-BACKED SECURITIES 0.3%
Euro-Galaxy CLO BV
0.463% due 10/23/2021	EUR	126	170

CORPORATE BONDS & NOTES 0.4%
Nederlandse Waterschapsbank NV
2.125% due 06/16/2016		$200	206

Total Netherlands (Cost $360)			376

NEW ZEALAND 3.8%

SOVEREIGN ISSUES 3.8%
New Zealand Government Bond
5.000% due 03/15/2019	NZD	900	767
5.500% due 04/15/2023		600	523
6.000% due 05/15/2021		500	449
New Zealand Government CPI Linked Bond
2.000% due 09/20/2025		200	154

Total New Zealand (Cost $1,780)			1,893

NORWAY 0.6%

CORPORATE BONDS & NOTES 0.6%
Eksportfinans ASA
3.000% due 11/17/2014		$300	302

Total Norway (Cost $294)			302

SLOVENIA 0.9%

SOVEREIGN ISSUES 0.9%
Slovenia Government International Bond
4.700% due 11/01/2016	EUR	300	428

Total Slovenia (Cost $403)			428

SPAIN 13.1%

CORPORATE BONDS & NOTES 1.9%
Banco Bilbao Vizcaya Argentaria S.A.
4.125% due 01/13/2014	EUR	100	138

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	11

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.250% due 03/30/2015	EUR	200	$286
Bankia S.A.
3.500% due 12/14/2015		300	425
Santander U.S. Debt S.A.U.
3.724% due 01/20/2015		$100	102

			951

SOVEREIGN ISSUES 11.2%
Autonomous Community of Catalonia
4.950% due 02/11/2020	EUR	200	275
Instituto de Credito Oficial
2.044% due 03/25/2014		400	552
4.500% due 07/08/2014		100	140
4.530% due 03/17/2016	CAD	100	96
Spain Government International Bond
3.750% due 10/31/2018	EUR	1,600	2,304
4.500% due 01/31/2018		900	1,334
4.850% due 10/31/2020		300	445
5.500% due 07/30/2017		200	306
Xunta de Galicia
5.763% due 04/03/2017		100	151

			5,603

Total Spain (Cost $6,389)			6,554

SUPRANATIONAL 2.3%

CORPORATE BONDS & NOTES 2.3%
EUROFIMA
5.625% due 10/24/2016	AUD	100	94
European Union
2.750% due 06/03/2016	EUR	200	291
3.250% due 04/04/2018		500	756

Total Supranational (Cost $1,110)			1,141

SWEDEN 0.8%

CORPORATE BONDS & NOTES 0.5%
Skandinaviska Enskilda Banken AB
3.000% due 06/20/2018	SEK	1,000	159
Swedbank Hypotek AB
3.750% due 12/20/2017		600	99

			258

SOVEREIGN ISSUES 0.3%
Sweden Government International Bond
4.250% due 03/12/2019		900	157

Total Sweden (Cost $408)			415

UNITED KINGDOM 11.5%

CORPORATE BONDS & NOTES 1.4%
Abbey National Treasury Services PLC
3.125% due 06/30/2015	EUR	300	418
LBG Capital PLC
8.500% due 12/17/2021 (d)		$200	214
Royal Bank of Scotland PLC
3.485% due 10/27/2014	AUD	100	89

			721

MORTGAGE-BACKED SECURITIES 6.4%
Darrowby PLC
2.224% due 02/20/2044	GBP	136	230
Eurosail PLC
0.408% due 12/10/2044	EUR	75	98
0.427% due 03/13/2045		81	105

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.684% due 03/13/2045	GBP	162	$254
Fosse Master Issuer PLC
2.617% due 10/18/2054		100	168
Granite Master Issuer PLC
0.307% due 12/20/2054		$126	122
0.507% due 12/20/2054		100	96
0.545% due 12/17/2054	EUR	100	132
Granite Mortgages PLC
0.844% due 06/20/2044	GBP	46	76
Great Hall Mortgages PLC
0.373% due 06/18/2039		$60	57
Hercules Eclipse PLC
0.755% due 10/25/2018	GBP	188	295
Holmes Master Issuer PLC
1.627% due 10/15/2054	EUR	78	108
Kensington Mortgage Securities PLC
0.447% due 06/14/2040		60	78
Leek Finance Ltd.
0.506% due 09/21/2038		$261	268
Mansard Mortgages PLC
1.175% due 12/15/2049	GBP	193	309
Newgate Funding PLC
1.525% due 12/15/2050		200	310
RMAC Securities PLC
0.410% due 06/12/2044	EUR	164	203
0.694% due 06/12/2044	GBP	179	276

			3,185

SOVEREIGN ISSUES 3.7%
United Kingdom Gilt
3.250% due 01/22/2044 (e)		500	766
4.250% due 06/07/2032 (e)		200	364
4.250% due 12/07/2040 (e)		400	734

			1,864

Total United Kingdom (Cost $5,228)			5,770

UNITED STATES 11.5%

ASSET-BACKED SECURITIES 0.5%
HSBC Home Equity Loan Trust
0.317% due 03/20/2036		$42	41
Panhandle-Plains Higher Education Authority, Inc.
1.377% due 10/01/2035		59	60
SLM Student Loan Trust
0.537% due 12/15/2023	EUR	126	171

			272

CORPORATE BONDS & NOTES 2.6%
Ally Financial, Inc.
3.645% due 06/20/2014		$200	203
Hawk Acquisition Sub, Inc.
4.250% due 10/15/2020		300	291
International Lease Finance Corp.
6.500% due 09/01/2014		100	104
6.750% due 09/01/2016		100	112
Jones Group, Inc.
5.125% due 11/15/2014		100	103
Merrill Lynch & Co., Inc.
4.875% due 05/30/2014	EUR	100	140
PulteGroup, Inc.
5.200% due 02/15/2015		$100	104
WM Covered Bond Program
4.000% due 11/26/2016	EUR	100	149
4.375% due 09/16/2014		50	70

			1,276

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 4.2%
Citigroup Mortgage Loan Trust, Inc.
2.290% due 09/25/2035	$24	$24
Commercial Mortgage Trust
2.339% due 07/10/2046 (a)	1,903	76
2.421% due 07/10/2046 (a)	1,583	98
Credit Suisse Mortgage Capital Certificates
5.758% due 12/16/2049	186	203
DBUBS Mortgage Trust
0.246% due 11/10/2046 (a)	200	4
1.382% due 11/10/2046 (a)	475	17
First Horizon Mortgage Pass-Through Trust
2.632% due 05/25/2037 ^	57	46
HarborView Mortgage Loan Trust
0.446% due 02/19/2036	433	326
Impac CMB Trust
0.885% due 10/25/2034	119	102
IndyMac Mortgage Loan Trust
0.405% due 07/25/2035	39	35
JPMorgan Chase Commercial Mortgage Securities Trust
4.070% due 11/15/2043	200	209
JPMorgan Mortgage Trust
2.701% due 02/25/2036 ^	41	36
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.027% due 08/15/2032	79	77
Merrill Lynch Mortgage Investors Trust
2.532% due 02/25/2035	24	24
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.894% due 08/12/2049	100	112
Morgan Stanley Bank of America Merrill Lynch Trust
1.510% due 12/15/2048 (a)	396	28
Royal Bank of Scotland Capital Funding Trust
6.007% due 12/16/2049	100	109
Structured Asset Securities Corp.
2.625% due 10/28/2035	101	96
Thornburg Mortgage Securities Trust
5.750% due 06/25/2047	30	28
WaMu Commercial Mortgage Securities Trust
5.787% due 03/23/2045	371	380
Wells Fargo Mortgage-Backed Securities Trust
2.629% due 10/25/2035	57	56

		2,086

U.S. GOVERNMENT AGENCIES 2.5%
Fannie Mae
0.595% due 11/25/2040	99	99
0.615% due 11/25/2040	119	119
Freddie Mac
0.767% due 12/15/2037	31	31
NCUA Guaranteed Notes
0.539% due 11/06/2017	517	518
0.729% due 12/08/2020	151	153
Small Business Administration
5.980% due 05/01/2022	84	91
Tennessee Valley Authority
6.250% due 12/15/2017	200	237

		1,248

U.S. TREASURY OBLIGATIONS 1.7%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 07/15/2022	102	97
0.125% due 01/15/2023	809	764
		861

Total United States (Cost $5,640)		5,743

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 12.5%

COMMERCIAL PAPER 1.0%
Entergy Corp.
0.950% due 04/07/2014		$500	$499

MEXICO TREASURY BILLS 11.0%
3.621% due 03/06/2014 - 06/26/2014 (b)	MXN	72,000	5,465

U.S. TREASURY BILLS 0.5%
0.114% due 11/13/2014 (b)(h)		$275	275

Total Short-Term Instruments (Cost $6,242)			6,239

Total Investments in Securities (Cost $46,983)			48,211

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 4.1%

SHORT-TERM INSTRUMENTS 4.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.1%
PIMCO Short-Term Floating NAV Portfolio	202,292	$2,024

Total Short-Term Instruments (Cost $2,024)		2,024

Total Investments in Affiliates (Cost $2,024)		2,024

Total Investments 100.8% (Cost $49,007)		$50,235

Financial Derivative Instruments (f)(g) (0.8%) (Cost or Premiums, net $16)		(420)

Other Assets and Liabilities, net 0.0%		41

Net Assets 100.0%		$49,856

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity, date shown represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Sale-Buyback Transactions (2)
BPS	0.489%	11/14/2013	02/20/2014	GBP (341)	$(557)
	0.503%	10/10/2013	01/23/2014	(749)	(1,235)
MYI	0.559%	11/14/2013	02/20/2014	(94)	(154)
	0.560%	11/14/2013	02/20/2014	(455)	(744)

Total Sale-Buyback Transactions					$(2,690)

(1)

As of December 31, 2013, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended December 31, 2013 was $2,155 at a weighted average interest rate of 0.449%.

(2)	Payable for sale-buyback transactions includes $9 of deferred price drop on sale-buyback transactions.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	4.000%	01/01/2044	$100	(104)	(103)
Fannie Mae	4.000%	02/01/2044	1,000	$(1,029)	$(1,027)

Total Short Sales				$(1,133)	$(1,130)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	13

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2013:

(e)	Securities with an aggregate market value of $2,644 have been pledged as collateral under the terms of the following master agreements as of December 31, 2013.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Master Securities Forward Transaction Agreement
BOA	$0	$0	$0	$(103)	$(103)	$0	$(103)
BPS	0	0	(1,792)	0	(1,792)	1,757	(35)
GSC	0	0	0	(1,027)	(1,027)	0	(1,027)
MYI	0	0	(898)	0	(898)	887	(11)

Total Borrowings and Other Financing Transactions	$0	$0	$(2,690)	$(1,130)

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note February Futures	$124.000	01/24/2014	3	$(1)	$(1)
Call - CBOT U.S. Treasury 10-Year Note February Futures	124.500	01/24/2014	3	(1)	0

				$(2)	$(1)

Total Written Options				$(2)	$(1)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor December Futures	Long	12/2014	7	$(1)	$0	$(1)
3-Month Euribor September Futures	Long	09/2014	11	(1)	0	(1)
10-Year Deliverable Interest Rate Swap March Futures	Short	03/2014	30	37	10	0
90-Day Eurodollar December Futures	Long	12/2014	17	(1)	0	0
90-Day Eurodollar June Futures	Long	06/2014	15	0	0	0
90-Day Eurodollar June Futures	Long	06/2015	1	0	0	0
90-Day Eurodollar March Futures	Long	03/2015	3	0	0	0
90-Day Eurodollar September Futures	Long	09/2014	46	(1)	0	(1)
Australia Government 3-Year Bond March Futures	Long	03/2014	10	2	1	0
Australia Government 10-Year Bond March Futures	Long	03/2014	4	4	1	0
Call Options Strike @ EUR 97.125 on 3-Month Euribor December Futures	Short	12/2014	6	0	0	0
Canada Government 10-Year Bond March Futures	Short	03/2014	9	6	3	(4)
Euro-Bobl March Futures	Short	03/2014	4	7	0	(1)
Euro-BTP Italy Government Bond March Futures	Long	03/2014	19	7	25	0
Euro-Bund 10-Year Bond March Futures	Long	03/2014	4	(7)	1	0
Put Options Strike @ EUR 94.250 on 3-Month Euribor December Futures	Short	12/2014	6	3	0	0
U.S. Treasury 10-Year Note March Futures	Short	03/2014	4	4	1	0
U.S. Treasury 30-Year Bond March Futures	Short	03/2014	12	14	6	0
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2014	58	(3)	7	(4)
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2014	16	(1)	1	0
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2014	36	(4)	4	(2)
United Kingdom Government 10-Year Gilt March Futures	Short	03/2014	17	42	0	(12)

Total Futures Contracts				$107	$60	$(26)

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	1.700%	03/20/2018	$ 500	$(7)	$(1)	$1	$0
Pay	3-Month USD-LIBOR	3.000%	06/20/2023	2,100	(134)	(16)	0	(8)
Pay	3-Month USD-LIBOR	3.000%	12/18/2023	200	(1)	(2)	0	(1)
Pay	6-Month EUR-EURIBOR	2.250%	03/19/2024	EUR 500	2	0	1	0
Pay	6-Month GBP-LIBOR	3.000%	03/19/2024	GBP 500	(5)	(15)	4	0
Receive	6-Month GBP-LIBOR	3.500%	03/19/2044	300	(4)	3	0	(4)
Pay	6-Month JPY-LIBOR	1.500%	06/19/2033	JPY 860,000	(239)	(179)	0	(49)

					$(388)	$(210)	$6	$(62)

Total Swap Agreements					$(388)	$(210)	$6	$(62)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2013:

Cash of $781 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2013. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$60	$6	$66	$(1)	$(26)	$(62)	$(89)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
Counterparty								Asset	Liability
BOA	01/2014		AUD	215	$		195	$3	$0
	01/2014		BRL	348			150	2	0
	01/2014		DKK	1,215			225	1	0
	01/2014		NZD	2,272			1,861	0	(7)
	01/2014	$		1,518		AUD	1,713	11	0
	01/2014			149		BRL	348	0	(1)
	01/2014			1,250		CHF	1,108	0	(8)
	01/2014			5,053		JPY	520,629	0	(109)
	02/2014		AUD	1,713	$		1,515	0	(11)
	02/2014	$		1,335		NOK	8,134	4	0
	02/2014			1,100		SEK	7,074	0	(1)
	04/2014		DKK	1,020	$		189	1	0
	04/2014	$		1,300		KRW	1,376,700	2	0
	09/2015			20		CNY	123	0	0

BPS	01/2014		AUD	176	$		160	3	0
	01/2014		BRL	213			91	1	0
	01/2014	$		95		BRL	213	0	(5)
	01/2014			3,262		JPY	335,629	0	(75)
	03/2014		MXN	36,640	$		2,793	4	0

BRC	01/2014		AUD	139			124	0	0
	01/2014		DKK	1,217			225	1	0
	01/2014		EUR	4,280			5,906	18	0
	01/2014	$		2,100		AUD	2,358	5	0
	01/2014			480		EUR	351	3	0
	01/2014			1,250		NZD	1,524	3	0
	02/2014		EUR	351	$		480	0	(3)
	03/2014	$		1,930		CAD	2,057	3	0
	03/2014			2,818		GBP	1,722	33	0
	04/2014			42		CNY	256	0	0
	09/2015			71			430	0	(1)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	15

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
Counterparty								Asset	Liability
CBK	01/2014		AUD	1,676	$		1,529	$33	$0
	01/2014		BRL	486			208	2	0
	01/2014		JPY	525,507			5,000	10	0
	01/2014	$		207		BRL	486	0	(1)
	01/2014			109		JPY	11,200	0	(2)
	02/2014		EUR	4,300	$		5,925	10	0
	02/2014		GBP	390			646	0	0
	02/2014	$		2,098		AUD	2,350	0	(4)
	02/2014			1,881		CAD	2,000	0	0
	02/2014			1,250		CHF	1,111	0	(4)
	02/2014			1,250		NOK	7,593	0	0
	02/2014			1,248		NZD	1,520	0	(1)
	02/2014			1,250		SEK	8,032	0	(2)
	02/2014			1,300		SGD	1,647	5	0
	03/2014		EUR	853	$		1,176	2	0
	03/2014	$		303		CAD	322	0	(1)
	04/2014			59		CNY	359	0	0
	09/2015			274			1,656	0	(5)

DUB	01/2014		AUD	387	$		343	0	(3)
	01/2014		BRL	79			35	1	0
	01/2014		EUR	351			484	1	0
	01/2014	$		34		BRL	79	0	0
	02/2014			535		EUR	388	0	(1)

FBF	01/2014		JPY	60,906	$		583	4	0
	04/2014	$		1,250		KRW	1,325,813	4	0

GLM	01/2014			400		JPY	41,400	0	(7)
	03/2014		MXN	10,801	$		823	1	0

GST	04/2014	$		15		CNY	91	0	0

HUS	01/2014		AUD	80	$		71	0	(1)
	01/2014		BRL	348			150	3	0
	01/2014		NZD	59			48	0	0
	01/2014	$		181		AUD	203	1	0
	01/2014			148		BRL	348	0	(1)
	01/2014			8,150		JPY	831,366	0	(256)
	01/2014			7		RUB	217	0	0
	02/2014		JPY	42,500	$		428	24	0
	04/2014	$		27		CNY	164	0	0

JPM	01/2014		AUD	132	$		120	2	0
	01/2014		BRL	1,208			516	4	0
	01/2014		JPY	210,400			2,045	47	0
	01/2014		RUB	131			4	0	0
	01/2014	$		545		BRL	1,208	0	(33)
	01/2014			803		JPY	82,500	0	(20)
	04/2014		MXN	9,804	$		739	0	(6)
	04/2014	$		26		CNY	158	0	0

MSC	01/2014		BRL	589	$		255	5	0
	01/2014	$		251		BRL	589	0	(2)
	01/2014		ZAR	358	$		35	1	0
	02/2014		BRL	153			65	1	0
	02/2014	$		1,250		SGD	1,584	6	0
	03/2014		MXN	6,740	$		510	0	(3)
	09/2015	$		20		CNY	123	0	0

RBC	01/2014			803		AUD	889	0	(9)
	02/2014			66		EUR	48	0	0
	02/2014			134		NOK	830	2	0

RYL	04/2014			25		CNY	153	0	0

SCX	01/2014		CNY	3,695	$		599	0	(10)
	01/2014		JPY	88,300			848	9	0

UAG	01/2014		BRL	213			91	1	0
	01/2014		DKK	355			65	0	(1)
	01/2014	$		96		BRL	213	0	(6)
	01/2014			605		CNY	3,695	4	0
	01/2014			485		DKK	2,707	14	0
	01/2014			1,903		NZD	2,331	14	0
	02/2014		EUR	350	$		484	2	0
	02/2014		NOK	3,028			490	0	(8)
	02/2014		NZD	2,331			1,899	0	(15)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
Counterparty								Asset	Liability
	02/2014		SEK	676	$		102	$0	$(3)
	04/2014		CNY	3,695			604	0	0
	04/2014	$		56		CNY	341	0	0
	06/2014		MXN	9,720	$		728	0	(7)

WST	01/2014	$		3,272		JPY	335,630	0	(84)

Total Forward Foreign Currency Contracts								$311	$(717)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	09/21/2015	$	500	$41	$83

Total Purchased Options								$41	$83

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015	$	2,100	$(40)	$(85)

DUB	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	600	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		600	(1)	0

GLM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400%	01/27/2014	$	2,100	(4)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	01/27/2014		2,100	(11)	(3)

RYL	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	600	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		600	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	01/27/2014	$	900	(3)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	03/03/2014		500	(2)	0

								$(64)	$(90)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BRC	Call - OTC USD versus JPY	JPY	105.500	01/10/2014	$300	$(1)	$(1)

DUB	Put - OTC USD versus JPY		103.000	01/23/2014	300	(2)	(1)

						$(3)	$(2)

Total Written Options						$(67)	$(92)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2013

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in JPY		Premiums
Balance at 12/31/2012	0	$10,100	AUD	0	EUR	0	GBP	0	JPY	0	$(165)
Sales	73	38,276		2,398		6,028		500		70,000	(252)
Closing Buys	0	(14,143)		(700)		0		0		0	88
Expirations	(24)	(19,210)		(1,698)		(3,324)		(500)		(40,000)	190
Exercised	(43)	(6,723)		0		(304)		0		(30,000)	70

Balance at 12/31/2013	6	$8,300	AUD	0	EUR	2,400	GBP	0	JPY	0	$(69)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	17

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2013 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Jones Group, Inc.	(5.000%	)	12/20/2014	0.391%	$ 100	$(6)	$1	$0	$(5)

BRC	PulteGroup, Inc.	(5.000%	)	03/20/2015	0.213%	100	0	(6)	0	(6)

CBK	Santander International Debt S.A.	(1.000%	)	03/20/2015	0.258%	100	6	(7)	0	(1)

DUB	Bank of America Corp.	(1.000%	)	06/20/2018	0.667%	200	30	(33)	0	(3)
	Embarq Corp.	(1.000%	)	06/20/2016	0.684%	100	(2)	1	0	(1)

							$28	$(44)	$0	$(16)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2013 (3)	Notional Amount (4)	Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BOA	Japan Government International Bond	1.000%	06/20/2018	0.326%	$ 100	$2	$1	$3	$0

BRC	Japan Government International Bond	1.000%	06/20/2018	0.326%	100	2	1	3	0

DUB	Japan Government International Bond	1.000%	06/20/2018	0.326%	300	6	3	9	0

GST	Japan Government International Bond	1.000%	06/20/2018	0.326%	200	4	2	6	0

MYC	Japan Government International Bond	1.000%	06/20/2018	0.326%	200	4	2	6	0

						$18	$9	$27	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	28-Day MXN-TIIE	5.510%	09/11/2018	MXN	5,100	$0	$2	$2	$0

BRC	Pay	28-Day MXN-TIIE	5.520%	09/11/2018		700	0	0	0	0

JPM	Pay	28-Day MXN-TIIE	5.750%	02/22/2023		100	0	0	0	0

MYC	Pay	28-Day MXN-TIIE	6.590%	12/08/2015		1,300	(2)	7	5	0

							$(2)	$9	$7	$0

Total Swap Agreements							$44	$(26)	$34	$(16)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2013:

(h)	Securities with an aggregate market value of $275 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$24	$0	$5	$29	$(137)	$0	$(5)	$(142)	$(113)	$260	$147
BPS	8	0	0	8	(80)	0	0	(80)	(72)	0	(72)
BRC	66	0	3	69	(4)	(1)	(6)	(11)	58	0	58
CBK	62	83	0	145	(20)	(85)	(1)	(106)	39	0	39
DUB	2	0	9	11	(4)	(2)	(4)	(10)	1	0	1
FBF	8	0	0	8	0	0	0	0	8	0	8
GLM	1	0	0	1	(7)	(3)	0	(10)	(9)	15	6
GST	0	0	6	6	0	0	0	0	6	0	6
HUS	28	0	0	28	(258)	0	0	(258)	(230)	0	(230)
JPM	53	0	0	53	(59)	0	0	(59)	(6)	0	(6)
MSC	13	0	0	13	(5)	0	0	(5)	8	(35)	(27)
MYC	0	0	11	11	0	0	0	0	11	0	11
RBC	2	0	0	2	(9)	0	0	(9)	(7)	0	(7)
RYL	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
SCX	9	0	0	9	(10)	0	0	(10)	(1)	0	(1)
UAG	35	0	0	35	(40)	0	0	(40)	(5)	0	(5)
WST	0	0	0	0	(84)	0	0	(84)	(84)	0	(84)

Total Over the Counter	$311	$83	$34	$428	$(717)	$(92)	$(16)	$(825)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$60	$60
Swap Agreements	0	0	0	0	6	6

	$0	$0	$0	$0	$66	$66

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$311	$0	$311
Purchased Options	0	0	0	0	83	83
Swap Agreements	0	27	0	0	7	34

	$0	$27	$0	$311	$90	$428

	$0	$27	$0	$311	$156	$494

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	26	26
Swap Agreements	0	0	0	0	62	62

	$0	$0	$0	$0	$89	$89

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$717	$0	$717
Written Options	0	0	0	2	90	92
Swap Agreements	0	16	0	0	0	16

	$0	$16	$0	$719	$90	$825

	$0	$16	$0	$719	$179	$914

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	19

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$9	$9
Futures	0	0	0	0	275	275
Swap Agreements	0	0	0	0	(471)	(471)

	$0	$0	$0	$0	$(187)	$(187)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,050)	$0	$(4,050)
Purchased Options	0	0	0	(10)	0	(10)
Written Options	0	0	0	19	143	162
Swap Agreements	0	37	0	90	62	189

	$0	$37	$0	$(3,951)	$205	$(3,709)

	$0	$37	$0	$(3,951)	$18	$(3,896)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$2	$2
Futures	0	0	0	0	91	91
Swap Agreements	0	0	0	0	19	19

	$0	$0	$0	$0	$112	$112

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$498	$0	$498
Purchased Options	0	0	0	0	44	44
Written Options	0	0	0	1	(24)	(23)
Swap Agreements	0	(15)	0	(35)	(48)	(98)

	$0	$(15)	$0	$464	$(28)	$421

	$0	$(15)	$0	$464	$84	$533

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Australia
Corporate Bonds & Notes	$0	$674	$0	$674
Sovereign Issues	0	112	0	112
Brazil
Sovereign Issues	0	43	0	43
Canada
Sovereign Issues	0	845	0	845
Denmark
Corporate Bonds & Notes	0	188	0	188
France
Corporate Bonds & Notes	0	1,715	0	1,715
Sovereign Issues	0	8,032	0	8,032
Germany
Corporate Bonds & Notes	0	1,988	0	1,988
Sovereign Issues	0	630	0	630
Guernsey, Channel Islands
Corporate Bonds & Notes	0	138	0	138
Ireland
Asset-Backed Securities	0	244	0	244
Corporate Bonds & Notes	0	1,018	0	1,018
Mortgage-Backed Securities	0	227	0	227
Italy
Asset-Backed Securities	0	89	0	89
Corporate Bonds & Notes	0	412	0	412
Mortgage-Backed Securities	0	135	0	135
Sovereign Issues	0	2,572	0	2,572

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Luxembourg
Corporate Bonds & Notes	$0	$140	$0	$140
Mexico
Sovereign Issues	0	148	0	148
Netherlands
Asset-Backed Securities	0	170	0	170
Corporate Bonds & Notes	0	206	0	206
New Zealand
Sovereign Issues	0	1,893	0	1,893
Norway
Corporate Bonds & Notes	0	302	0	302
Slovenia
Sovereign Issues	0	428	0	428
Spain
Corporate Bonds & Notes	0	951	0	951
Sovereign Issues	0	5,603	0	5,603
Supranational
Corporate Bonds & Notes	0	1,141	0	1,141
Sweden
Corporate Bonds & Notes	0	258	0	258
Sovereign Issues	0	157	0	157
United Kingdom
Corporate Bonds & Notes	0	721	0	721
Mortgage-Backed Securities	0	3,185	0	3,185
Sovereign Issues	0	1,864	0	1,864
United States
Asset-Backed Securities	0	272	0	272

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Corporate Bonds & Notes	$0	$1,276	$0	$1,276
Mortgage-Backed Securities	0	2,086	0	2,086
U.S. Government Agencies	0	577	671	1,248
U.S. Treasury Obligations	0	861	0	861
Short-Term Instruments
Commercial Paper	0	499	0	499
Mexico Treasury Bills	0	5,465	0	5,465
U.S. Treasury Bills	0	275	0	275
	$0	$47,540	$671	$48,211

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$2,024	$0	$0	$2,024
Total Investments	$2,024	$47,540	$671	$50,235

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(1,130)	$0	$(1,130)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	60	6	0	66
Over the counter	0	428	0	428
	$60	$434	$0	$494

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(26)	(63)	0	(89)
Over the counter	0	(825)	0	(825)
	$(26)	$(888)	$0	$(914)

Totals	$2,058	$45,956	$671	$48,685

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2013:

Category and Subcategory	Beginning Balance at 12/31/2012	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2013 (1)
Investments in Securities, at Value
United States
U.S. Government Agencies	$822	$0	$(151)	$0	$0	$0	$0	$0	$671	$0

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
United States
U.S. Government Agencies	$671	Third Party Vendor	Broker Quote	100.13-101.04

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	21

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Foreign Bond Portfolio (Unhedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the

Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid and are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period and are included in net change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the

ANNUAL REPORT	DECEMBER 31, 2013	23

Notes to Financial Statements (Cont.)

value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■	Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative

ANNUAL REPORT	DECEMBER 31, 2013	25

Notes to Financial Statements (Cont.)

market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into which may result in a realized gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2013 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
$1,514	$54,610	$(54,100)	$0	$0	$2,024	$10	$0

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

ANNUAL REPORT	DECEMBER 31, 2013	27

Notes to Financial Statements (Cont.)

(b) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(c) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises.

The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or

ANNUAL REPORT	DECEMBER 31, 2013	29

Notes to Financial Statements (Cont.)

made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or

(ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

agreement outstanding as of December 31, 2013 for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements. As mentioned earlier in this report, the U.S. is currently experiencing historically low interest rates. This combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, the fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair the performance of the Portfolio.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased

ANNUAL REPORT	DECEMBER 31, 2013	31

Notes to Financial Statements (Cont.)

production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

ANNUAL REPORT	DECEMBER 31, 2013	33

Notes to Financial Statements (Cont.)

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2013, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$1,533	$2,020

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2013, were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$34,287	$35,015	$41,640	$45,206

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2013		Year Ended 12/31/2012
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1	$17	1	$10
Administrative Class	765	8,564	423	5,104
Advisor Class	1,549	17,324	522	6,264
Issued as reinvestment of distributions
Institutional Class	0	0	0	0
Administrative Class	31	342	56	668
Advisor Class	93	1,015	227	2,687
Cost of shares redeemed
Institutional Class	(1)	(15)	0	0
Administrative Class	(491)	(5,424)	(338)	(4,026)
Advisor Class	(1,011)	(11,126)	(1,192)	(14,247)
Net increase resulting from Portfolio share transactions	936	$10,697	(301)	$(3,540)

As of December 31, 2013, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 70% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2013, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2010-2012, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2013, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$—	$110	$964	$(1,188)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through December 31, 2013 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

ANNUAL REPORT	DECEMBER 31, 2013	35

Notes to Financial Statements (Cont.)

December 31, 2013

(5)	Specified losses realized during the period November 1, 2013 through December 31, 2013, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2013, the Portfolio had no accumulated capital losses.

As of December 31, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$49,056	$1,671	$(492)	$1,179

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and sale/buyback transactions.

For the fiscal years ended December 31, 2013 and December 31, 2012, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2013	$983	$374	$—
12/31/2012	$3,308	$47	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

36	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and PIMCO Administrative Class Shareholders of the Foreign Bond Portfolio (Unhedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Foreign Bond Portfolio (Unhedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2014

ANNUAL REPORT	DECEMBER 31, 2013	37

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.	WST	Westpac Banking Corp.
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.
GLM	Goldman Sachs Bank USA	MYI	Morgan Stanley & Co. International PLC

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	NZD	New Zealand Dollar
BRL	Brazilian Real	GBP	British Pound	RUB	Russian Ruble
CAD	Canadian Dollar	JPY	Japanese Yen	SEK	Swedish Krona
CHF	Swiss Franc	KRW	South Korean Won	SGD	Singapore Dollar
CNY	Chinese Renminbi	MXN	Mexican Peso	USD (or $)	United States Dollar
DKK	Danish Krone	NOK	Norwegian Krone	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over-the-Counter

Other Abbreviations:
CLO	Collateralized Loan Obligation	LIBOR	London Interbank Offered Rate	NCUA	National Credit Union Administration
EURIBOR	Euro Interbank Offered Rate	MBS	Mortgage-Backed Security	TIIE	Tasa de Interés Interbancaria de Equilibrio

38	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2013	39

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	172	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian* (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Vice President	11/2013 to Present Treasurer 08/1997 to 11/2013	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

* Effective February 3, 2014, Dr. El-Erian no longer serves as a Senior Vice President of the Trust.

ANNUAL REPORT	DECEMBER 31, 2013	41

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

42	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 12-13, 2013, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2014. The Board also considered and approved for an additional one-year term through August 31, 2014, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2014.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreement are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust and the independent Trustees.

The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 12-13, 2013 meeting. The independent Trustees also met with counsel to the Trust and the independent Trustees on August 2, 2013 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

ANNUAL REPORT	DECEMBER 31, 2013	43

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2012, including, but not limited to, undertaking significant technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2013. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2013 and other performance data, as available, for the periods ended June 30, 2013 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2013 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 12-13, 2013 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2013.

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Board noted that, for periods ending May 31, 2013, the Administrative Class of 71%, 92% and 100% of the Portfolios outperformed their Lipper category median in the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 86% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2013 (based on the performance of the Administrative Class). The Board also noted that ten of 13 Portfolios, representing 93% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2013, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $23 billion as of May 31, 2013.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expense ratios in their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the size of the assets under management with PIMCO, the manner in which similar portfolios may be managed, different requirements with

ANNUAL REPORT	DECEMBER 31, 2013	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively; had been reduced for some Portfolios over time; had been held steady for most Portfolios as assets grew, or declined in the case of some Portfolios; and continued to be competitive compared with peers. The Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. The Trustees noted that the benefits of the unified fee were apparent during the recent financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC supported the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and in return for the fees paid to RALLC by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2013	47

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT17AR_123113

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2013

PIMCO Foreign Bond Portfolio (Unhedged)

Share Class

■	Institutional

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	37
Glossary	38
Federal Income Tax Information	39
Management of the Trust	40
Privacy Policy	42
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	43

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2013. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

The past twelve months were marked by ongoing periods of heightened bond market volatility brought on by uncertainty around central bank monetary and fiscal policy, geopolitical concerns, and a slower than hoped for rebound in the global economy. Following a particularly bumpy third quarter, however, all financial markets completed the year along a relatively smoother path. Federal Reserve (“Fed”) Chairman Ben Bernanke laid the groundwork in September, when he clarified the Fed’s commitment to maintain its quantitative easing (“QE”) bond purchase program of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero-bound range. The nomination of Janet Yellen to the Chairmanship further helped to reassure investors that the Fed would be committed to the continuation of their accommodative policies.

As investors were made particularly aware, beginning in mid-May conditions in financial markets deteriorated rapidly as markets reacted to signals by the Fed that it might begin to slow the pace of its asset purchases. This shift in tone fueled a broad-based sell-off within fixed income assets throughout the summer, undermining market liquidity and sending yields higher across the risk spectrum.

By mid-September, however, the Fed announced its intent to delay any tapering until more convincing indicators of economic growth become apparent and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore higher) and a rally across most equity markets. The Fed also maintained the Federal Funds Rate within a narrow range of zero to 25 basis points. Into October, investors were once again kept on edge by the uncertain fiscal policy and political landscape—namely the partial shutdown of the U.S. government that began during the first week of October, the ongoing debt ceiling negotiations between the White House and Congress, and confirmation proceedings for the next Fed Chairman. Investors were relieved by the last-minute deal announced on October 17 that reached an agreement to reopen the U.S. government and raise the debt ceiling.

In November, relative calm prevailed across most fixed income markets, and equity markets continued to rally. The European Central Bank (“ECB”) reduced their main policy rate (or the interest rate at which it lends money to banks) by 25 basis points to 0.25%, likely due to their concern over lower than expected inflation and a weak global growth outlook. The Bank of England (“BOE”) unanimously voted to leave its main policy rate unchanged amid a pickup in economic growth and expectations that this would lead to an eventual decline in the U.K. unemployment rate.

Towards the latter part of December, the Fed announced that beginning in January 2014 it intends to gradually exit its bond-buying program, by reducing it from $85 billion to $75 billion spread equally across mortgage and U.S. Treasury purchases. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee (“FOMC”) provided even greater assurances that the policy rate would remain near a zero-bound range until signs of sustainable growth are more broadly evident in the U.S. economy. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

U.S. Treasuries underperformed most other developed sovereign bond markets on a hedged basis as investors reacted to the various Fed announcements regarding the tapering of their QE bond purchase program. In particular, U.S. Treasury yields rose to their highest level in late December as investors reacted to the Fed’s announcement that it would begin the reduction of its asset purchases starting in January 2014. This decision was made on the back of improving economic data, which included a lower unemployment rate, respectable monthly job reports, and improving housing fundamentals. The benchmark ten-year U.S. Treasury note yielded 3.03% at the end of the reporting period, as compared to 1.76% on December 31, 2012. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 2.02% for the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 8.61% over the period, underperforming nominal U.S. Treasuries. U.S. TIPS sold off, particularly during the second quarter of the reporting period, as the market began to price in the inevitable Fed tapering decision, which was officially announced in December. The decision by the Fed to initiate the tapering of asset purchases was validated via stronger jobs and GDP data, with continual weaker inflation data adding further pressure to U.S. TIPS valuations towards the latter part of the period. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 9.52% over the period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries even with the Fed’s announcement that it would begin to reduce its asset purchases in January 2014. The announcement, however, did lead to differentiated performance among coupons, with lower coupons underperforming, as these bonds have been the largest beneficiaries of Fed purchases. Prices for non-Agency mortgages rose on limited outstanding supply, improving risk appetite and ongoing signs of recovery in the housing sector. Commercial MBS also outperformed amid strong investor demand and a continued rebound in property valuations.

■

The U.S. investment grade credit market, as measured by the Barclays U.S. Credit Index, declined 2.01% for the period, but outperformed like-duration U.S. Treasuries as spreads tightened, ending the year at the lowest level since the global financial crisis began. This positive performance was supported by improving global growth fundamentals and continued easy monetary policy. The high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 7.42% for the period. The sector was one of the best-performing fixed income sectors, benefiting from relatively sound fundamentals and investor demand for higher yielding assets with lower interest rate sensitivity.

■

Emerging markets (“EM”) external debt underperformed U.S. Treasuries during the year and was impacted by the second quarter sell-off. Country-specific stories and the risk-on market sentiment following the Fed tapering announcement supported lower spreads in the fourth quarter, particularly in December. EM local assets particularly underperformed U.S. Treasuries during the period, as weaker EM currencies and increases in local yields weighed on overall returns.

■

Developed market equities posted strong performance in 2013, despite a period marked by considerable volatility and uncertainty around central bank policy. U.S. equities, as measured by the S&P 500 Index, returned 32.39%. Global equities, as represented by the MSCI All Country World Index Net USD and MSCI World Index, returned 22.80% and 26.68%, respectively. Emerging market equities (“EM”), as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.60%. EM equities underperformed developed market equities due to declining earnings growth and rising interest rates in the U.S. which placed pressure on local EM currencies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2014

ANNUAL REPORT	DECEMBER 31, 2013	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Foreign Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, operational risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

4	PIMCO VARIABLE INSURANCE TRUST

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2013 to December 31, 2013.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2013	5

PIMCO Foreign Bond Portfolio (Unhedged)

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown‡

France	19.4%
Short-Term Instruments	16.5%
Spain	13.0%
United States	11.5%
United Kingdom	11.5%
Italy	6.4%
Germany	5.2%
Other	16.5%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	1 Year	Class Inception (04/30/2012)
PIMCO Foreign Bond Portfolio (Unhedged) Institutional Class	-6.31%	-2.05%
JPMorgan GBI Global ex-US FX NY Index Unhedged in USD±	-5.25%	-3.22%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.79% for Institutional Class shares.

± JPMorgan GBI Global ex-US FX NY Index Unhedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars on an unhedged basis of major non-U.S. bond markets. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/13)	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,026.60	$1,021.17
Expenses Paid During Period†	$4.09	$4.08
Net Annualized Expense Ratio	0.80%	0.80%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Foreign Bond Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

Positions in non-Agency mortgage-backed securities (“MBS”), European residential MBS (“RMBS”) and high yield debt contributed to performance as spreads on these securities tightened over the reporting period.

»

An underweight to duration (or sensitivity to changes in market interest rates) in the U.S. during the first and fourth quarters of the reporting period contributed to performance as U.S. dollar-swap rates rose during these periods.

»	An underweight to the Japanese yen contributed to performance as the currency depreciated versus the U.S. dollar over the reporting period.

»	An underweight to duration in Japan, particularly during the first quarter of the reporting period, detracted from performance as Japanese sovereign yields fell.

»	Underweight positions to duration in Italy and Spain detracted from performance as the spread over EUR-swaps for these countries’ sovereign debt tightened.

»

An overweight to the Brazilian real and the Mexican peso during the second quarter of the reporting period detracted from performance as both currencies depreciated relative to the U.S. dollar during this period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Foreign Bond Portfolio (Unhedged)

Selected Per Share Data for the Year or Period Ended:	12/31/2013	04/30/2012-12/31/2012

Institutional Class
Net asset value beginning of year or period	$11.81	$11.90
Net investment income (a)	0.24	0.23
Net realized/unrealized gain (loss)	(0.98)	0.14
Total income (loss) from investment operations	(0.74)	0.37
Dividends from net investment income	(0.22)	(0.19)
Distributions from net realized capital gains	(0.11)	(0.27)
Total distributions	(0.33)	(0.46)
Net asset value end of year or period	$10.74	$11.81
Total return	(6.31)%	3.10%
Net assets end of year or period (000s)	$10	$10
Ratio of expenses to average net assets	0.78%	0.79	%*
Ratio of expenses to average net assets excluding interest expense	0.75%	0.75	%*
Ratio of net investment income to average net assets	2.18%	2.85	%*
Portfolio turnover rate	174%**	309	%**

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	7

Statement of Assets and Liabilities PIMCO Foreign Bond Portfolio (Unhedged)

(Amounts in thousands, except per share amounts)	December 31, 2013

Assets:
Investments, at value
Investments in securities	$48,211
Investments in Affiliates	2,024
Financial Derivative Instruments
Exchange-traded or centrally cleared	66
Over the counter	428
Cash	56
Deposits with counterparty	781
Foreign currency, at value	235
Receivable for investments sold	3,420
Receivable for investments sold on a delayed-delivery basis	184
Receivable for Portfolio shares sold	48
Interest and dividends receivable	458
Dividends receivable from Affiliates	1
Other assets	4
55,916

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$2,690
Payable for short sales	1,130
Financial Derivative Instruments
Exchange-traded or centrally cleared	89
Over the counter	825
Payable for investments purchased	1,022
Payable for investments in Affiliates purchased	1
Payable for investments purchased on a delayed-delivery basis	188
Deposits from counterparty	35
Payable for Portfolio shares redeemed	38
Accrued investment advisory fees	11
Accrued supervisory and administrative fees	21
Accrued distribution fees	8
Accrued servicing fees	1
Reimbursement to PIMCO	1
6,060

Net Assets	$49,856

Net Assets Consist of:
Paid in capital	$49,969
(Overdistributed) net investment income	(793)
Accumulated undistributed net realized (loss)	(4)
Net unrealized appreciation	684
$49,856

Net Assets:
Institutional Class	$10
Administrative Class	12,314
Advisor Class	37,532

Shares Issued and Outstanding:
Institutional Class	1
Administrative Class	1,147
Advisor Class	3,496

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.74
Administrative Class	10.74
Advisor Class	10.74

Cost of Investments in Securities	$46,983
Cost of Investments in Affiliates	$2,024
Cost of Foreign Currency Held	$236
Proceeds Received on Short Sales	$1,133
Cost or Premiums of Financial Derivative Instruments, net	$16

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Foreign Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2013

Investment Income:
Interest	$1,465
Dividends from Investments in Affiliates	10
Total Income	1,475

Expenses:
Investment advisory fees	124
Supervisory and administrative fees	248
Servicing fees - Administrative Class	18
Distribution and/or servicing fees - Advisor Class	93
Trustees’ fees	1
Interest expense	14
Total Expenses	498

Net Investment Income	977

Net Realized Gain (Loss):
Investments in securities	523
Exchange-traded or centrally cleared financial derivative instruments	(187)
Over the counter financial derivative instruments	(3,709)
Foreign currency	(172)
Net Realized (Loss)	(3,545)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(1,280)
Exchange-traded or centrally cleared financial derivative instruments	112
Over the counter financial derivative instruments	421
Foreign currency assets and liabilities	34
Net Change in Unrealized (Depreciation)	(713)
Net (Loss)	(4,258)

Net (Decrease) in Net Assets Resulting from Operations	$(3,281)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	9

Statements of Changes in Net Assets PIMCO Foreign Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2013	Year Ended December 31, 2012

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$977	$1,133
Net realized gain (loss)	(3,545)	69
Net change in unrealized appreciation (depreciation)	(713)	1,024
Net increase (decrease) resulting from operations	(3,281)	2,226

Distributions to Shareholders:
From net investment income
Institutional Class	(0)^	(0)^
Administrative Class	(219)	(443)
Advisor Class	(638)	(1,916)
From net realized capital gains
Institutional Class	(0)^	(0)^
Administrative Class	(123)	(225)
Advisor Class	(377)	(771)

Total Distributions	(1,357)	(3,355)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	10,697	(3,540)

Net Increase (Decrease) in Capital	6,059	(4,669)

Net Assets:
Beginning of year	43,797	48,466
End of year*	$49,856	$43,797

* Including (overdistributed) net investment income of:	$(793)	$(832)

**	See note 12 in the Notes to Financial Statements.
^	Amount is less than $500.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged)

December 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 96.7%

AUSTRALIA 1.6%

CORPORATE BONDS & NOTES 1.4%
GE Capital Australia Funding Pty. Ltd.
7.000% due 07/16/2015	AUD	400	$375
Westpac Banking Corp.
1.850% due 11/26/2019		$200	197
2.700% due 12/09/2014		100	102

			674

SOVEREIGN ISSUES 0.2%
New South Wales Treasury Corp. CPI Linked Bond
2.750% due 11/20/2025	AUD	100	112

Total Australia (Cost $817)			786

BRAZIL 0.1%

SOVEREIGN ISSUES 0.1%
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2023	BRL	120	43

Total Brazil (Cost $55)			43

CANADA 1.7%

SOVEREIGN ISSUES 1.7%
Province of Ontario
3.150% due 06/02/2022	CAD	200	185
4.000% due 12/03/2019	EUR	100	157
4.000% due 06/02/2021	CAD	100	100
6.200% due 06/02/2031		100	119
Province of Quebec
3.000% due 09/01/2023		100	89
3.500% due 12/01/2022		100	94
4.250% due 12/01/2021		100	101

Total Canada (Cost $896)			845

DENMARK 0.4%

CORPORATE BONDS & NOTES 0.4%
Nykredit Realkredit A/S
2.000% due 01/01/2015	DKK	600	113
Realkredit Danmark A/S
2.000% due 01/01/2015		400	75

Total Denmark (Cost $184)			188

FRANCE 19.5%

CORPORATE BONDS & NOTES 3.4%
BNP Paribas Home Loan SFH
2.200% due 11/02/2015		$200	205
Cie de Financement Foncier S.A.
2.500% due 09/16/2015		200	206
Dexia Credit Local S.A.
0.717% due 04/29/2014		600	601
2.750% due 01/10/2014		400	400
2.750% due 04/29/2014		300	303

			1,715

SOVEREIGN ISSUES 16.1%
France Government Bond
1.000% due 05/25/2018	EUR	2,200	3,021
1.000% due 11/25/2018		1,300	1,770
3.250% due 05/25/2045		100	133
3.750% due 04/25/2017		500	757
4.000% due 04/25/2018		400	620

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 10/25/2038	EUR	400	$614
4.500% due 04/25/2041		500	827
France Treasury Notes
2.500% due 07/25/2016		200	290

			8,032

Total France (Cost $9,536)			9,747

GERMANY 5.3%

CORPORATE BONDS & NOTES 4.0%
FMS Wertmanagement AoeR
2.750% due 06/03/2016	EUR	300	435
3.375% due 06/17/2021		200	307
KFW
5.500% due 02/09/2022	AUD	500	466
6.000% due 08/20/2020		100	97
6.250% due 05/19/2021		700	683

			1,988

SOVEREIGN ISSUES 1.3%
Republic of Germany
1.500% due 05/15/2023	EUR	100	133
State of North Rhine-Westphalia
3.250% due 05/28/2014	NOK	3,000	497

			630

Total Germany (Cost $2,810)			2,618

GUERNSEY, CHANNEL ISLANDS 0.3%

CORPORATE BONDS & NOTES 0.3%
HSH N Finance Guernsey Ltd.
0.743% due 12/21/2015	EUR	100	138

Total Guernsey, Channel Islands (Cost $134)			138

IRELAND 3.0%

ASSET-BACKED SECURITIES 0.5%
Mercator CLO PLC
0.452% due 02/18/2024	EUR	180	244

CORPORATE BONDS & NOTES 2.0%
German Postal Pensions Securitisation PLC
3.375% due 01/18/2016		700	1,018

MORTGAGE-BACKED SECURITIES 0.5%
Opera Germany PLC
0.444% due 10/20/2014		168	227

Total Ireland (Cost $1,412)			1,489

ITALY 6.5%

ASSET-BACKED SECURITIES 0.2%
Berica Asset-Backed Security SRL
0.593% due 12/30/2055	EUR	67	89

CORPORATE BONDS & NOTES 0.8%
Intesa Sanpaolo SpA
3.625% due 08/12/2015		$400	412

MORTGAGE-BACKED SECURITIES 0.3%
Berica Residential MBS SRL
0.537% due 03/31/2048	EUR	105	135

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 5.2%
Italy Buoni Poliennali Del Tesoro
3.500% due 11/01/2017	EUR	100	$144
4.750% due 05/01/2017		100	149
4.750% due 06/01/2017		700	1,044
5.250% due 08/01/2017		700	1,063
Italy Government International Bond
6.000% due 08/04/2028	GBP	100	172

			2,572

Total Italy (Cost $3,000)			3,208

LUXEMBOURG 0.3%

CORPORATE BONDS & NOTES 0.3%
Fiat Finance & Trade S.A.
6.125% due 07/08/2014	EUR	100	140

Total Luxembourg (Cost $132)			140

MEXICO 0.3%

SOVEREIGN ISSUES 0.3%
Mexico Government International Bond
6.250% due 06/16/2016	MXN	1,100	89
10.000% due 12/05/2024		600	59

Total Mexico (Cost $153)			148

NETHERLANDS 0.7%

ASSET-BACKED SECURITIES 0.3%
Euro-Galaxy CLO BV
0.463% due 10/23/2021	EUR	126	170

CORPORATE BONDS & NOTES 0.4%
Nederlandse Waterschapsbank NV
2.125% due 06/16/2016		$200	206

Total Netherlands (Cost $360)			376

NEW ZEALAND 3.8%

SOVEREIGN ISSUES 3.8%
New Zealand Government Bond
5.000% due 03/15/2019	NZD	900	767
5.500% due 04/15/2023		600	523
6.000% due 05/15/2021		500	449
New Zealand Government CPI Linked Bond
2.000% due 09/20/2025		200	154

Total New Zealand (Cost $1,780)			1,893

NORWAY 0.6%

CORPORATE BONDS & NOTES 0.6%
Eksportfinans ASA
3.000% due 11/17/2014		$300	302

Total Norway (Cost $294)			302

SLOVENIA 0.9%

SOVEREIGN ISSUES 0.9%
Slovenia Government International Bond
4.700% due 11/01/2016	EUR	300	428

Total Slovenia (Cost $403)			428

SPAIN 13.1%

CORPORATE BONDS & NOTES 1.9%
Banco Bilbao Vizcaya Argentaria S.A.
4.125% due 01/13/2014	EUR	100	138

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	11

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.250% due 03/30/2015	EUR	200	$286
Bankia S.A.
3.500% due 12/14/2015		300	425
Santander U.S. Debt S.A.U.
3.724% due 01/20/2015		$100	102

			951

SOVEREIGN ISSUES 11.2%
Autonomous Community of Catalonia
4.950% due 02/11/2020	EUR	200	275
Instituto de Credito Oficial
2.044% due 03/25/2014		400	552
4.500% due 07/08/2014		100	140
4.530% due 03/17/2016	CAD	100	96
Spain Government International Bond
3.750% due 10/31/2018	EUR	1,600	2,304
4.500% due 01/31/2018		900	1,334
4.850% due 10/31/2020		300	445
5.500% due 07/30/2017		200	306
Xunta de Galicia
5.763% due 04/03/2017		100	151

			5,603

Total Spain (Cost $6,389)			6,554

SUPRANATIONAL 2.3%

CORPORATE BONDS & NOTES 2.3%
EUROFIMA
5.625% due 10/24/2016	AUD	100	94
European Union
2.750% due 06/03/2016	EUR	200	291
3.250% due 04/04/2018		500	756

Total Supranational (Cost $1,110)			1,141

SWEDEN 0.8%

CORPORATE BONDS & NOTES 0.5%
Skandinaviska Enskilda Banken AB
3.000% due 06/20/2018	SEK	1,000	159
Swedbank Hypotek AB
3.750% due 12/20/2017		600	99

			258

SOVEREIGN ISSUES 0.3%
Sweden Government International Bond
4.250% due 03/12/2019		900	157

Total Sweden (Cost $408)			415

UNITED KINGDOM 11.5%

CORPORATE BONDS & NOTES 1.4%
Abbey National Treasury Services PLC
3.125% due 06/30/2015	EUR	300	418
LBG Capital PLC
8.500% due 12/17/2021 (d)		$200	214
Royal Bank of Scotland PLC
3.485% due 10/27/2014	AUD	100	89

			721

MORTGAGE-BACKED SECURITIES 6.4%
Darrowby PLC
2.224% due 02/20/2044	GBP	136	230
Eurosail PLC
0.408% due 12/10/2044	EUR	75	98
0.427% due 03/13/2045		81	105

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.684% due 03/13/2045	GBP	162	$254
Fosse Master Issuer PLC
2.617% due 10/18/2054		100	168
Granite Master Issuer PLC
0.307% due 12/20/2054		$126	122
0.507% due 12/20/2054		100	96
0.545% due 12/17/2054	EUR	100	132
Granite Mortgages PLC
0.844% due 06/20/2044	GBP	46	76
Great Hall Mortgages PLC
0.373% due 06/18/2039		$60	57
Hercules Eclipse PLC
0.755% due 10/25/2018	GBP	188	295
Holmes Master Issuer PLC
1.627% due 10/15/2054	EUR	78	108
Kensington Mortgage Securities PLC
0.447% due 06/14/2040		60	78
Leek Finance Ltd.
0.506% due 09/21/2038		$261	268
Mansard Mortgages PLC
1.175% due 12/15/2049	GBP	193	309
Newgate Funding PLC
1.525% due 12/15/2050		200	310
RMAC Securities PLC
0.410% due 06/12/2044	EUR	164	203
0.694% due 06/12/2044	GBP	179	276

			3,185

SOVEREIGN ISSUES 3.7%
United Kingdom Gilt
3.250% due 01/22/2044 (e)		500	766
4.250% due 06/07/2032 (e)		200	364
4.250% due 12/07/2040 (e)		400	734

			1,864

Total United Kingdom (Cost $5,228)			5,770

UNITED STATES 11.5%

ASSET-BACKED SECURITIES 0.5%
HSBC Home Equity Loan Trust
0.317% due 03/20/2036		$42	41
Panhandle-Plains Higher Education Authority, Inc.
1.377% due 10/01/2035		59	60
SLM Student Loan Trust
0.537% due 12/15/2023	EUR	126	171

			272

CORPORATE BONDS & NOTES 2.6%
Ally Financial, Inc.
3.645% due 06/20/2014		$200	203
Hawk Acquisition Sub, Inc.
4.250% due 10/15/2020		300	291
International Lease Finance Corp.
6.500% due 09/01/2014		100	104
6.750% due 09/01/2016		100	112
Jones Group, Inc.
5.125% due 11/15/2014		100	103
Merrill Lynch & Co., Inc.
4.875% due 05/30/2014	EUR	100	140
PulteGroup, Inc.
5.200% due 02/15/2015		$100	104
WM Covered Bond Program
4.000% due 11/26/2016	EUR	100	149
4.375% due 09/16/2014		50	70

			1,276

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 4.2%
Citigroup Mortgage Loan Trust, Inc.
2.290% due 09/25/2035	$24	$24
Commercial Mortgage Trust
2.339% due 07/10/2046 (a)	1,903	76
2.421% due 07/10/2046 (a)	1,583	98
Credit Suisse Mortgage Capital Certificates
5.758% due 12/16/2049	186	203
DBUBS Mortgage Trust
0.246% due 11/10/2046 (a)	200	4
1.382% due 11/10/2046 (a)	475	17
First Horizon Mortgage Pass-Through Trust
2.632% due 05/25/2037 ^	57	46
HarborView Mortgage Loan Trust
0.446% due 02/19/2036	433	326
Impac CMB Trust
0.885% due 10/25/2034	119	102
IndyMac Mortgage Loan Trust
0.405% due 07/25/2035	39	35
JPMorgan Chase Commercial Mortgage Securities Trust
4.070% due 11/15/2043	200	209
JPMorgan Mortgage Trust
2.701% due 02/25/2036 ^	41	36
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.027% due 08/15/2032	79	77
Merrill Lynch Mortgage Investors Trust
2.532% due 02/25/2035	24	24
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.894% due 08/12/2049	100	112
Morgan Stanley Bank of America Merrill Lynch Trust
1.510% due 12/15/2048 (a)	396	28
Royal Bank of Scotland Capital Funding Trust
6.007% due 12/16/2049	100	109
Structured Asset Securities Corp.
2.625% due 10/28/2035	101	96
Thornburg Mortgage Securities Trust
5.750% due 06/25/2047	30	28
WaMu Commercial Mortgage Securities Trust
5.787% due 03/23/2045	371	380
Wells Fargo Mortgage-Backed Securities Trust
2.629% due 10/25/2035	57	56

		2,086

U.S. GOVERNMENT AGENCIES 2.5%
Fannie Mae
0.595% due 11/25/2040	99	99
0.615% due 11/25/2040	119	119
Freddie Mac
0.767% due 12/15/2037	31	31
NCUA Guaranteed Notes
0.539% due 11/06/2017	517	518
0.729% due 12/08/2020	151	153
Small Business Administration
5.980% due 05/01/2022	84	91
Tennessee Valley Authority
6.250% due 12/15/2017	200	237

		1,248

U.S. TREASURY OBLIGATIONS 1.7%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 07/15/2022	102	97
0.125% due 01/15/2023	809	764
		861

Total United States (Cost $5,640)		5,743

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 12.5%

COMMERCIAL PAPER 1.0%
Entergy Corp.
0.950% due 04/07/2014		$500	$499

MEXICO TREASURY BILLS 11.0%
3.621% due 03/06/2014 - 06/26/2014 (b)	MXN	72,000	5,465

U.S. TREASURY BILLS 0.5%
0.114% due 11/13/2014 (b)(h)		$275	275

Total Short-Term Instruments (Cost $6,242)			6,239

Total Investments in Securities (Cost $46,983)			48,211

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 4.1%

SHORT-TERM INSTRUMENTS 4.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.1%
PIMCO Short-Term Floating NAV Portfolio	202,292	$2,024

Total Short-Term Instruments (Cost $2,024)		2,024

Total Investments in Affiliates (Cost $2,024)		2,024

Total Investments 100.8% (Cost $49,007)		$50,235

Financial Derivative Instruments (f)(g) (0.8%) (Cost or Premiums, net $16)		(420)

Other Assets and Liabilities, net 0.0%		41

Net Assets 100.0%		$49,856

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity, date shown represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Sale-Buyback Transactions (2)
BPS	0.489%	11/14/2013	02/20/2014	GBP (341)	$(557)
	0.503%	10/10/2013	01/23/2014	(749)	(1,235)
MYI	0.559%	11/14/2013	02/20/2014	(94)	(154)
	0.560%	11/14/2013	02/20/2014	(455)	(744)

Total Sale-Buyback Transactions					$(2,690)

(1)

As of December 31, 2013, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended December 31, 2013 was $2,155 at a weighted average interest rate of 0.449%.

(2)	Payable for sale-buyback transactions includes $9 of deferred price drop on sale-buyback transactions.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	4.000%	01/01/2044	$100	$(104)	$(103)
Fannie Mae	4.000%	02/01/2044	1,000	(1,029)	(1,027)

Total Short Sales				$(1,133)	$(1,130)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	13

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2013:

(e)	Securities with an aggregate market value of $2,644 have been pledged as collateral under the terms of the following master agreements as of December 31, 2013.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Master Securities Forward Transaction Agreement
BOA	$0	$0	$0	$(103)	$(103)	$0	$(103)
BPS	0	0	(1,792)	0	(1,792)	1,757	(35)
GSC	0	0	0	(1,027)	(1,027)	0	(1,027)
MYI	0	0	(898)	0	(898)	887	(11)

Total Borrowings and Other Financing Transactions	$0	$0	$(2,690)	$(1,130)

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note February Futures	$124.000	01/24/2014	3	$(1)	$(1)
Call - CBOT U.S. Treasury 10-Year Note February Futures	124.500	01/24/2014	3	(1)	0

				$(2)	$(1)

Total Written Options				$(2)	$(1)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor December Futures	Long	12/2014	7	$(1)	$0	$(1)
3-Month Euribor September Futures	Long	09/2014	11	(1)	0	(1)
10-Year Deliverable Interest Rate Swap March Futures	Short	03/2014	30	37	10	0
90-Day Eurodollar December Futures	Long	12/2014	17	(1)	0	0
90-Day Eurodollar June Futures	Long	06/2014	15	0	0	0
90-Day Eurodollar June Futures	Long	06/2015	1	0	0	0
90-Day Eurodollar March Futures	Long	03/2015	3	0	0	0
90-Day Eurodollar September Futures	Long	09/2014	46	(1)	0	(1)
Australia Government 3-Year Bond March Futures	Long	03/2014	10	2	1	0
Australia Government 10-Year Bond March Futures	Long	03/2014	4	4	1	0
Call Options Strike @ EUR 97.125 on 3-Month Euribor December Futures	Short	12/2014	6	0	0	0
Canada Government 10-Year Bond March Futures	Short	03/2014	9	6	3	(4)
Euro-Bobl March Futures	Short	03/2014	4	7	0	(1)
Euro-BTP Italy Government Bond March Futures	Long	03/2014	19	7	25	0
Euro-Bund 10-Year Bond March Futures	Long	03/2014	4	(7)	1	0
Put Options Strike @ EUR 94.250 on 3-Month Euribor December Futures	Short	12/2014	6	3	0	0
U.S. Treasury 10-Year Note March Futures	Short	03/2014	4	4	1	0
U.S. Treasury 30-Year Bond March Futures	Short	03/2014	12	14	6	0
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2014	58	(3)	7	(4)
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2014	16	(1)	1	0
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2014	36	(4)	4	(2)
United Kingdom Government 10-Year Gilt March Futures	Short	03/2014	17	42	0	(12)

Total Futures Contracts				$107	$60	$(26)

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	1.700%	03/20/2018	$ 500	$(7)	$(1)	$1	$0
Pay	3-Month USD-LIBOR	3.000%	06/20/2023	2,100	(134)	(16)	0	(8)
Pay	3-Month USD-LIBOR	3.000%	12/18/2023	200	(1)	(2)	0	(1)
Pay	6-Month EUR-EURIBOR	2.250%	03/19/2024	EUR 500	2	0	1	0
Pay	6-Month GBP-LIBOR	3.000%	03/19/2024	GBP 500	(5)	(15)	4	0
Receive	6-Month GBP-LIBOR	3.500%	03/19/2044	300	(4)	3	0	(4)
Pay	6-Month JPY-LIBOR	1.500%	06/19/2033	JPY 860,000	(239)	(179)	0	(49)

					$(388)	$(210)	$6	$(62)

Total Swap Agreements					$(388)	$(210)	$6	$(62)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2013:

Cash of $781 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2013. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$60	$6	$66	$(1)	$(26)	$(62)	$(89)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
Counterparty								Asset	Liability
BOA	01/2014		AUD	215	$		195	$3	$0
	01/2014		BRL	348			150	2	0
	01/2014		DKK	1,215			225	1	0
	01/2014		NZD	2,272			1,861	0	(7)
	01/2014	$		1,518		AUD	1,713	11	0
	01/2014			149		BRL	348	0	(1)
	01/2014			1,250		CHF	1,108	0	(8)
	01/2014			5,053		JPY	520,629	0	(109)
	02/2014		AUD	1,713	$		1,515	0	(11)
	02/2014	$		1,335		NOK	8,134	4	0
	02/2014			1,100		SEK	7,074	0	(1)
	04/2014		DKK	1,020	$		189	1	0
	04/2014	$		1,300		KRW	1,376,700	2	0
	09/2015			20		CNY	123	0	0

BPS	01/2014		AUD	176	$		160	3	0
	01/2014		BRL	213			91	1	0
	01/2014	$		95		BRL	213	0	(5)
	01/2014			3,262		JPY	335,629	0	(75)
	03/2014		MXN	36,640	$		2,793	4	0

BRC	01/2014		AUD	139			124	0	0
	01/2014		DKK	1,217			225	1	0
	01/2014		EUR	4,280			5,906	18	0
	01/2014	$		2,100		AUD	2,358	5	0
	01/2014			480		EUR	351	3	0
	01/2014			1,250		NZD	1,524	3	0
	02/2014		EUR	351	$		480	0	(3)
	03/2014	$		1,930		CAD	2,057	3	0
	03/2014			2,818		GBP	1,722	33	0
	04/2014			42		CNY	256	0	0
	09/2015			71			430	0	(1)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	15

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
Counterparty								Asset	Liability
CBK	01/2014		AUD	1,676	$		1,529	$33	$0
	01/2014		BRL	486			208	2	0
	01/2014		JPY	525,507			5,000	10	0
	01/2014	$		207		BRL	486	0	(1)
	01/2014			109		JPY	11,200	0	(2)
	02/2014		EUR	4,300	$		5,925	10	0
	02/2014		GBP	390			646	0	0
	02/2014	$		2,098		AUD	2,350	0	(4)
	02/2014			1,881		CAD	2,000	0	0
	02/2014			1,250		CHF	1,111	0	(4)
	02/2014			1,250		NOK	7,593	0	0
	02/2014			1,248		NZD	1,520	0	(1)
	02/2014			1,250		SEK	8,032	0	(2)
	02/2014			1,300		SGD	1,647	5	0
	03/2014		EUR	853	$		1,176	2	0
	03/2014	$		303		CAD	322	0	(1)
	04/2014			59		CNY	359	0	0
	09/2015			274			1,656	0	(5)

DUB	01/2014		AUD	387	$		343	0	(3)
	01/2014		BRL	79			35	1	0
	01/2014		EUR	351			484	1	0
	01/2014	$		34		BRL	79	0	0
	02/2014			535		EUR	388	0	(1)

FBF	01/2014		JPY	60,906	$		583	4	0
	04/2014	$		1,250		KRW	1,325,813	4	0

GLM	01/2014			400		JPY	41,400	0	(7)
	03/2014		MXN	10,801	$		823	1	0

GST	04/2014	$		15		CNY	91	0	0

HUS	01/2014		AUD	80	$		71	0	(1)
	01/2014		BRL	348			150	3	0
	01/2014		NZD	59			48	0	0
	01/2014	$		181		AUD	203	1	0
	01/2014			148		BRL	348	0	(1)
	01/2014			8,150		JPY	831,366	0	(256)
	01/2014			7		RUB	217	0	0
	02/2014		JPY	42,500	$		428	24	0
	04/2014	$		27		CNY	164	0	0

JPM	01/2014		AUD	132	$		120	2	0
	01/2014		BRL	1,208			516	4	0
	01/2014		JPY	210,400			2,045	47	0
	01/2014		RUB	131			4	0	0
	01/2014	$		545		BRL	1,208	0	(33)
	01/2014			803		JPY	82,500	0	(20)
	04/2014		MXN	9,804	$		739	0	(6)
	04/2014	$		26		CNY	158	0	0

MSC	01/2014		BRL	589	$		255	5	0
	01/2014	$		251		BRL	589	0	(2)
	01/2014		ZAR	358	$		35	1	0
	02/2014		BRL	153			65	1	0
	02/2014	$		1,250		SGD	1,584	6	0
	03/2014		MXN	6,740	$		510	0	(3)
	09/2015	$		20		CNY	123	0	0

RBC	01/2014			803		AUD	889	0	(9)
	02/2014			66		EUR	48	0	0
	02/2014			134		NOK	830	2	0

RYL	04/2014			25		CNY	153	0	0

SCX	01/2014		CNY	3,695	$		599	0	(10)
	01/2014		JPY	88,300			848	9	0

UAG	01/2014		BRL	213			91	1	0
	01/2014		DKK	355			65	0	(1)
	01/2014	$		96		BRL	213	0	(6)
	01/2014			605		CNY	3,695	4	0
	01/2014			485		DKK	2,707	14	0
	01/2014			1,903		NZD	2,331	14	0
	02/2014		EUR	350	$		484	2	0
	02/2014		NOK	3,028			490	0	(8)
	02/2014		NZD	2,331			1,899	0	(15)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
Counterparty								Asset	Liability
	02/2014		SEK	676	$		102	$0	$(3)
	04/2014		CNY	3,695			604	0	0
	04/2014	$		56		CNY	341	0	0
	06/2014		MXN	9,720	$		728	0	(7)

WST	01/2014	$		3,272		JPY	335,630	0	(84)

Total Forward Foreign Currency Contracts								$311	$(717)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	09/21/2015	$	500	$41	$83

Total Purchased Options								$41	$83

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015	$	2,100	$(40)	$(85)

DUB	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	600	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		600	(1)	0

GLM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400%	01/27/2014	$	2,100	(4)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	01/27/2014		2,100	(11)	(3)

RYL	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	600	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		600	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	01/27/2014	$	900	(3)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	03/03/2014		500	(2)	0

								$(64)	$(90)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BRC	Call - OTC USD versus JPY	JPY	105.500	01/10/2014	$300	$(1)	$(1)

DUB	Put - OTC USD versus JPY		103.000	01/23/2014	300	(2)	(1)

						$(3)	$(2)

Total Written Options						$(67)	$(92)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2013

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in JPY		Premiums
Balance at 12/31/2012	0	$10,100	AUD	0	EUR	0	GBP	0	JPY	0	$(165)
Sales	73	38,276		2,398		6,028		500		70,000	(252)
Closing Buys	0	(14,143)		(700)		0		0		0	88
Expirations	(24)	(19,210)		(1,698)		(3,324)		(500)		(40,000)	190
Exercised	(43)	(6,723)		0		(304)		0		(30,000)	70

Balance at 12/31/2013	6	$8,300	AUD	0	EUR	2,400	GBP	0	JPY	0	$(69)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	17

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2013 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Jones Group, Inc.	(5.000%	)	12/20/2014	0.391%	$ 100	$(6)	$1	$0	$(5)

BRC	PulteGroup, Inc.	(5.000%	)	03/20/2015	0.213%	100	0	(6)	0	(6)

CBK	Santander International Debt S.A.	(1.000%	)	03/20/2015	0.258%	100	6	(7)	0	(1)

DUB	Bank of America Corp.	(1.000%	)	06/20/2018	0.667%	200	30	(33)	0	(3)
	Embarq Corp.	(1.000%	)	06/20/2016	0.684%	100	(2)	1	0	(1)

							$28	$(44)	$0	$(16)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2013 (3)	Notional Amount (4)	Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BOA	Japan Government International Bond	1.000%	06/20/2018	0.326%	$ 100	$2	$1	$3	$0

BRC	Japan Government International Bond	1.000%	06/20/2018	0.326%	100	2	1	3	0

DUB	Japan Government International Bond	1.000%	06/20/2018	0.326%	300	6	3	9	0

GST	Japan Government International Bond	1.000%	06/20/2018	0.326%	200	4	2	6	0

MYC	Japan Government International Bond	1.000%	06/20/2018	0.326%	200	4	2	6	0

						$18	$9	$27	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	28-Day MXN-TIIE	5.510%	09/11/2018	MXN	5,100	$0	$2	$2	$0

BRC	Pay	28-Day MXN-TIIE	5.520%	09/11/2018		700	0	0	0	0

JPM	Pay	28-Day MXN-TIIE	5.750%	02/22/2023		100	0	0	0	0

MYC	Pay	28-Day MXN-TIIE	6.590%	12/08/2015		1,300	(2)	7	5	0

							$(2)	$9	$7	$0

Total Swap Agreements							$44	$(26)	$34	$(16)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2013:

(h)	Securities with an aggregate market value of $275 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$24	$0	$5	$29	$(137)	$0	$(5)	$(142)	$(113)	$260	$147
BPS	8	0	0	8	(80)	0	0	(80)	(72)	0	(72)
BRC	66	0	3	69	(4)	(1)	(6)	(11)	58	0	58
CBK	62	83	0	145	(20)	(85)	(1)	(106)	39	0	39
DUB	2	0	9	11	(4)	(2)	(4)	(10)	1	0	1
FBF	8	0	0	8	0	0	0	0	8	0	8
GLM	1	0	0	1	(7)	(3)	0	(10)	(9)	15	6
GST	0	0	6	6	0	0	0	0	6	0	6
HUS	28	0	0	28	(258)	0	0	(258)	(230)	0	(230)
JPM	53	0	0	53	(59)	0	0	(59)	(6)	0	(6)
MSC	13	0	0	13	(5)	0	0	(5)	8	(35)	(27)
MYC	0	0	11	11	0	0	0	0	11	0	11
RBC	2	0	0	2	(9)	0	0	(9)	(7)	0	(7)
RYL	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
SCX	9	0	0	9	(10)	0	0	(10)	(1)	0	(1)
UAG	35	0	0	35	(40)	0	0	(40)	(5)	0	(5)
WST	0	0	0	0	(84)	0	0	(84)	(84)	0	(84)

Total Over the Counter	$311	$83	$34	$428	$(717)	$(92)	$(16)	$(825)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$60	$60
Swap Agreements	0	0	0	0	6	6

	$0	$0	$0	$0	$66	$66

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$311	$0	$311
Purchased Options	0	0	0	0	83	83
Swap Agreements	0	27	0	0	7	34

	$0	$27	$0	$311	$90	$428

	$0	$27	$0	$311	$156	$494

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	26	26
Swap Agreements	0	0	0	0	62	62

	$0	$0	$0	$0	$89	$89

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$717	$0	$717
Written Options	0	0	0	2	90	92
Swap Agreements	0	16	0	0	0	16

	$0	$16	$0	$719	$90	$825

	$0	$16	$0	$719	$179	$914

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	19

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$9	$9
Futures	0	0	0	0	275	275
Swap Agreements	0	0	0	0	(471)	(471)

	$0	$0	$0	$0	$(187)	$(187)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,050)	$0	$(4,050)
Purchased Options	0	0	0	(10)	0	(10)
Written Options	0	0	0	19	143	162
Swap Agreements	0	37	0	90	62	189

	$0	$37	$0	$(3,951)	$205	$(3,709)

	$0	$37	$0	$(3,951)	$18	$(3,896)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$2	$2
Futures	0	0	0	0	91	91
Swap Agreements	0	0	0	0	19	19

	$0	$0	$0	$0	$112	$112

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$498	$0	$498
Purchased Options	0	0	0	0	44	44
Written Options	0	0	0	1	(24)	(23)
Swap Agreements	0	(15)	0	(35)	(48)	(98)

	$0	$(15)	$0	$464	$(28)	$421

	$0	$(15)	$0	$464	$84	$533

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Australia
Corporate Bonds & Notes	$0	$674	$0	$674
Sovereign Issues	0	112	0	112
Brazil
Sovereign Issues	0	43	0	43
Canada
Sovereign Issues	0	845	0	845
Denmark
Corporate Bonds & Notes	0	188	0	188
France
Corporate Bonds & Notes	0	1,715	0	1,715
Sovereign Issues	0	8,032	0	8,032
Germany
Corporate Bonds & Notes	0	1,988	0	1,988
Sovereign Issues	0	630	0	630
Guernsey, Channel Islands
Corporate Bonds & Notes	0	138	0	138
Ireland
Asset-Backed Securities	0	244	0	244
Corporate Bonds & Notes	0	1,018	0	1,018
Mortgage-Backed Securities	0	227	0	227
Italy
Asset-Backed Securities	0	89	0	89
Corporate Bonds & Notes	0	412	0	412
Mortgage-Backed Securities	0	135	0	135
Sovereign Issues	0	2,572	0	2,572

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Luxembourg
Corporate Bonds & Notes	$0	$140	$0	$140
Mexico
Sovereign Issues	0	148	0	148
Netherlands
Asset-Backed Securities	0	170	0	170
Corporate Bonds & Notes	0	206	0	206
New Zealand
Sovereign Issues	0	1,893	0	1,893
Norway
Corporate Bonds & Notes	0	302	0	302
Slovenia
Sovereign Issues	0	428	0	428
Spain
Corporate Bonds & Notes	0	951	0	951
Sovereign Issues	0	5,603	0	5,603
Supranational
Corporate Bonds & Notes	0	1,141	0	1,141
Sweden
Corporate Bonds & Notes	0	258	0	258
Sovereign Issues	0	157	0	157
United Kingdom
Corporate Bonds & Notes	0	721	0	721
Mortgage-Backed Securities	0	3,185	0	3,185
Sovereign Issues	0	1,864	0	1,864
United States
Asset-Backed Securities	0	272	0	272

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Corporate Bonds & Notes	$0	$1,276	$0	$1,276
Mortgage-Backed Securities	0	2,086	0	2,086
U.S. Government Agencies	0	577	671	1,248
U.S. Treasury Obligations	0	861	0	861
Short-Term Instruments
Commercial Paper	0	499	0	499
Mexico Treasury Bills	0	5,465	0	5,465
U.S. Treasury Bills	0	275	0	275
	$0	$47,540	$671	$48,211

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$2,024	$0	$0	$2,024
Total Investments	$2,024	$47,540	$671	$50,235

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(1,130)	$0	$(1,130)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	60	6	0	66
Over the counter	0	428	0	428
	$60	$434	$0	$494

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(26)	(63)	0	(89)
Over the counter	0	(825)	0	(825)
	$(26)	$(888)	$0	$(914)

Totals	$2,058	$45,956	$671	$48,685

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2013:

Category and Subcategory	Beginning Balance at 12/31/2012	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2013 (1)
Investments in Securities, at Value
United States
U.S. Government Agencies	$822	$0	$(151)	$0	$0	$0	$0	$0	$671	$0

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
United States
U.S. Government Agencies	$671	Third Party Vendor	Broker Quote	100.13-101.04

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	21

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Foreign Bond Portfolio (Unhedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the

Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid and are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period and are included in net change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the

ANNUAL REPORT	DECEMBER 31, 2013	23

Notes to Financial Statements (Cont.)

value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■	Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative

ANNUAL REPORT	DECEMBER 31, 2013	25

Notes to Financial Statements (Cont.)

market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into which may result in a realized gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2013 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
$1,514	$54,610	$(54,100)	$0	$0	$2,024	$10	$0

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

ANNUAL REPORT	DECEMBER 31, 2013	27

Notes to Financial Statements (Cont.)

(b) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(c) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises.

The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or

ANNUAL REPORT	DECEMBER 31, 2013	29

Notes to Financial Statements (Cont.)

made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or

(ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

agreement outstanding as of December 31, 2013 for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements. As mentioned earlier in this report, the U.S. is currently experiencing historically low interest rates. This combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, the fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair the performance of the Portfolio.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased

ANNUAL REPORT	DECEMBER 31, 2013	31

Notes to Financial Statements (Cont.)

production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

ANNUAL REPORT	DECEMBER 31, 2013	33

Notes to Financial Statements (Cont.)

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2013, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$1,533	$2,020

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2013, were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$34,287	$35,015	$41,640	$45,206

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2013		Year Ended 12/31/2012
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1	$17	1	$10
Administrative Class	765	8,564	423	5,104
Advisor Class	1,549	17,324	522	6,264
Issued as reinvestment of distributions
Institutional Class	0	0	0	0
Administrative Class	31	342	56	668
Advisor Class	93	1,015	227	2,687
Cost of shares redeemed
Institutional Class	(1)	(15)	0	0
Administrative Class	(491)	(5,424)	(338)	(4,026)
Advisor Class	(1,011)	(11,126)	(1,192)	(14,247)
Net increase resulting from Portfolio share transactions	936	$10,697	(301)	$(3,540)

As of December 31, 2013, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 70% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2013, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2010-2012, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2013, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$—	$110	$964	$(1,188)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through December 31, 2013 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

ANNUAL REPORT	DECEMBER 31, 2013	35

Notes to Financial Statements (Cont.)

December 31, 2013

(5)	Specified losses realized during the period November 1, 2013 through December 31, 2013, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2013, the Portfolio had no accumulated capital losses.

As of December 31, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$49,056	$1,671	$(492)	$1,179

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and sale/buyback transactions.

For the fiscal years ended December 31, 2013 and December 31, 2012, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2013	$983	$374	$—
12/31/2012	$3,308	$47	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

36	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

PIMCO Institutional Class Shareholders of the Foreign Bond Portfolio (Unhedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO Foreign Bond Portfolio (Unhedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2014

ANNUAL REPORT	DECEMBER 31, 2013	37

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.	WST	Westpac Banking Corp.
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.
GLM	Goldman Sachs Bank USA	MYI	Morgan Stanley & Co. International PLC

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	NZD	New Zealand Dollar
BRL	Brazilian Real	GBP	British Pound	RUB	Russian Ruble
CAD	Canadian Dollar	JPY	Japanese Yen	SEK	Swedish Krona
CHF	Swiss Franc	KRW	South Korean Won	SGD	Singapore Dollar
CNY	Chinese Renminbi	MXN	Mexican Peso	USD (or $)	United States Dollar
DKK	Danish Krone	NOK	Norwegian Krone	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over-the-Counter

Other Abbreviations:
CLO	Collateralized Loan Obligation	LIBOR	London Interbank Offered Rate	NCUA	National Credit Union Administration
EURIBOR	Euro Interbank Offered Rate	MBS	Mortgage-Backed Security	TIIE	Tasa de Interés Interbancaria de Equilibrio

38	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2013	39

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	172	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian* (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Vice President	11/2013 to Present Treasurer 08/1997 to 11/2013	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

* Effective February 3, 2014, Dr. El-Erian no longer serves as a Senior Vice President of the Trust.

ANNUAL REPORT	DECEMBER 31, 2013	41

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

42	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 12-13, 2013, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2014. The Board also considered and approved for an additional one-year term through August 31, 2014, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2014.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreement are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust and the independent Trustees.

The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 12-13, 2013 meeting. The independent Trustees also met with counsel to the Trust and the independent Trustees on August 2, 2013 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

ANNUAL REPORT	DECEMBER 31, 2013	43

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2012, including, but not limited to, undertaking significant technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2013. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2013 and other performance data, as available, for the periods ended June 30, 2013 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2013 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 12-13, 2013 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2013.

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Board noted that, for periods ending May 31, 2013, the Administrative Class of 71%, 92% and 100% of the Portfolios outperformed their Lipper category median in the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 86% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2013 (based on the performance of the Administrative Class). The Board also noted that ten of 13 Portfolios, representing 93% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2013, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $23 billion as of May 31, 2013.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expense ratios in their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the size of the assets under management with PIMCO, the manner in which similar portfolios may be managed, different requirements with

ANNUAL REPORT	DECEMBER 31, 2013	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively; had been reduced for some Portfolios over time; had been held steady for most Portfolios as assets grew, or declined in the case of some Portfolios; and continued to be competitive compared with peers. The Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. The Trustees noted that the benefits of the unified fee were apparent during the recent financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC supported the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and in return for the fees paid to RALLC by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2013	47

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT20AR_123113

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2013

PIMCO Foreign Bond Portfolio (Unhedged)

Share Class

■	Advisor

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	37
Glossary	38
Federal Income Tax Information	39
Management of the Trust	40
Privacy Policy	42
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	43

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2013. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

The past twelve months were marked by ongoing periods of heightened bond market volatility brought on by uncertainty around central bank monetary and fiscal policy, geopolitical concerns, and a slower than hoped for rebound in the global economy. Following a particularly bumpy third quarter, however, all financial markets completed the year along a relatively smoother path. Federal Reserve (“Fed”) Chairman Ben Bernanke laid the groundwork in September, when he clarified the Fed’s commitment to maintain its quantitative easing (“QE”) bond purchase program of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero-bound range. The nomination of Janet Yellen to the Chairmanship further helped to reassure investors that the Fed would be committed to the continuation of their accommodative policies.

As investors were made particularly aware, beginning in mid-May conditions in financial markets deteriorated rapidly as markets reacted to signals by the Fed that it might begin to slow the pace of its asset purchases. This shift in tone fueled a broad-based sell-off within fixed income assets throughout the summer, undermining market liquidity and sending yields higher across the risk spectrum.

By mid-September, however, the Fed announced its intent to delay any tapering until more convincing indicators of economic growth become apparent and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore higher) and a rally across most equity markets. The Fed also maintained the Federal Funds Rate within a narrow range of zero to 25 basis points. Into October, investors were once again kept on edge by the uncertain fiscal policy and political landscape—namely the partial shutdown of the U.S. government that began during the first week of October, the ongoing debt ceiling negotiations between the White House and Congress, and confirmation proceedings for the next Fed Chairman. Investors were relieved by the last-minute deal announced on October 17 that reached an agreement to reopen the U.S. government and raise the debt ceiling.

In November, relative calm prevailed across most fixed income markets, and equity markets continued to rally. The European Central Bank (“ECB”) reduced their main policy rate (or the interest rate at which it lends money to banks) by 25 basis points to 0.25%, likely due to their concern over lower than expected inflation and a weak global growth outlook. The Bank of England (“BOE”) unanimously voted to leave its main policy rate unchanged amid a pickup in economic growth and expectations that this would lead to an eventual decline in the U.K. unemployment rate.

Towards the latter part of December, the Fed announced that beginning in January 2014 it intends to gradually exit its bond-buying program, by reducing it from $85 billion to $75 billion spread equally across mortgage and U.S. Treasury purchases. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee (“FOMC”) provided even greater assurances that the policy rate would remain near a zero-bound range until signs of sustainable growth are more broadly evident in the U.S. economy. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

U.S. Treasuries underperformed most other developed sovereign bond markets on a hedged basis as investors reacted to the various Fed announcements regarding the tapering of their QE bond purchase program. In particular, U.S. Treasury yields rose to their highest level in late December as investors reacted to the Fed’s announcement that it would begin the reduction of its asset purchases starting in January 2014. This decision was made on the back of improving economic data, which included a lower unemployment rate, respectable monthly job reports, and improving housing fundamentals. The benchmark ten-year U.S. Treasury note yielded 3.03% at the end of the reporting period, as compared to 1.76% on December 31, 2012. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 2.02% for the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 8.61% over the period, underperforming nominal U.S. Treasuries. U.S. TIPS sold off, particularly during the second quarter of the reporting period, as the market began to price in the inevitable Fed tapering decision, which was officially announced in December. The decision by the Fed to initiate the tapering of asset purchases was validated via stronger jobs and GDP data, with continual weaker inflation data adding further pressure to U.S. TIPS valuations towards the latter part of the period. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 9.52% over the period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries even with the Fed’s announcement that it would begin to reduce its asset purchases in January 2014. The announcement, however, did lead to differentiated performance among coupons, with lower coupons underperforming, as these bonds have been the largest beneficiaries of Fed purchases. Prices for non-Agency mortgages rose on limited outstanding supply, improving risk appetite and ongoing signs of recovery in the housing sector. Commercial MBS also outperformed amid strong investor demand and a continued rebound in property valuations.

■

The U.S. investment grade credit market, as measured by the Barclays U.S. Credit Index, declined 2.01% for the period, but outperformed like-duration U.S. Treasuries as spreads tightened, ending the year at the lowest level since the global financial crisis began. This positive performance was supported by improving global growth fundamentals and continued easy monetary policy. The high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 7.42% for the period. The sector was one of the best-performing fixed income sectors, benefiting from relatively sound fundamentals and investor demand for higher yielding assets with lower interest rate sensitivity.

■

Emerging markets (“EM”) external debt underperformed U.S. Treasuries during the year and was impacted by the second quarter sell-off. Country-specific stories and the risk-on market sentiment following the Fed tapering announcement supported lower spreads in the fourth quarter, particularly in December. EM local assets particularly underperformed U.S. Treasuries during the period, as weaker EM currencies and increases in local yields weighed on overall returns.

■

Developed market equities posted strong performance in 2013, despite a period marked by considerable volatility and uncertainty around central bank policy. U.S. equities, as measured by the S&P 500 Index, returned 32.39%. Global equities, as represented by the MSCI All Country World Index Net USD and MSCI World Index, returned 22.80% and 26.68%, respectively. Emerging market equities (“EM”), as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.60%. EM equities underperformed developed market equities due to declining earnings growth and rising interest rates in the U.S. which placed pressure on local EM currencies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2014

ANNUAL REPORT	DECEMBER 31, 2013	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Foreign Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, operational risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

4	PIMCO VARIABLE INSURANCE TRUST

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2013 to December 31, 2013.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2013	5

PIMCO Foreign Bond Portfolio (Unhedged)

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown‡

France	19.4%
Short-Term Instruments	16.5%
Spain	13.0%
United States	11.5%
United Kingdom	11.5%
Italy	6.4%
Germany	5.2%
Other	16.5%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	1 Year	Class Inception (03/31/2009)
PIMCO Foreign Bond Portfolio (Unhedged) Advisor Class	-6.57%	5.25%
JPMorgan GBI Global ex-US FX NY Index Unhedged in USD±	-5.25%	3.77%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.04% for Advisor Class shares.

± JPMorgan GBI Global ex-US FX NY Index Unhedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars on an unhedged basis of major non-U.S. bond markets. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/13)	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,025.10	$1,019.91
Expenses Paid During Period†	$5.36	$5.35
Net Annualized Expense Ratio	1.05%	1.05%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Foreign Bond Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

Positions in non-Agency mortgage-backed securities (“MBS”), European residential MBS (“RMBS”) and high yield debt contributed to performance as spreads on these securities tightened over the reporting period.

»

An underweight to duration (or sensitivity to changes in market interest rates) in the U.S. during the first and fourth quarters of the reporting period contributed to performance as U.S. dollar-swap rates rose during these periods.

»	An underweight to the Japanese yen contributed to performance as the currency depreciated versus the U.S. dollar over the reporting period.

»	An underweight to duration in Japan, particularly during the first quarter of the reporting period, detracted from performance as Japanese sovereign yields fell.

»	Underweight positions to duration in Italy and Spain detracted from performance as the spread over EUR-swaps for these countries’ sovereign debt tightened.

»

An overweight to the Brazilian real and the Mexican peso during the second quarter of the reporting period detracted from performance as both currencies depreciated relative to the U.S. dollar during this period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Foreign Bond Portfolio (Unhedged)

Selected Per Share Data for the Year or Period Ended:	12/31/2013	12/31/2012	12/31/2011	12/31/2010	03/31/2009-12/31/2009

Advisor Class
Net asset value beginning of year or period	$11.81	$12.09	$11.40	$10.64	$10.01
Net investment income (a)	0.22	0.30	0.24	0.14	0.12
Net realized/unrealized gain (loss)	(0.99)	0.31	0.72	0.85	0.83
Total income (loss) from investment operations	(0.77)	0.61	0.96	0.99	0.95
Dividends from net investment income	(0.19)	(0.62)	(0.23)	(0.14)	(0.15)
Distributions from net realized capital gains	(0.11)	(0.27)	(0.04)	(0.09)	(0.17)
Total distributions	(0.30)	(0.89)	(0.27)	(0.23)	(0.32)
Net asset value end of year or period	$10.74	$11.81	$12.09	$11.40	$10.64
Total return	(6.57)%	5.23%	8.42%	9.36%	9.41%
Net assets end of year or period (000s)	$37,532	$33,844	$39,994	$27,373	$11,076
Ratio of expenses to average net assets	1.03%	1.04%	1.00%	1.01%	1.00%*
Ratio of expenses to average net assets excluding interest expense	1.00%	1.00%	1.00%	1.00%	1.00%*
Ratio of net investment income to average net assets	1.95%	2.48%	2.00%	1.27%	1.52%*
Portfolio turnover rate	174%**	309%**	166%**	304%**	683%

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	7

Statement of Assets and Liabilities PIMCO Foreign Bond Portfolio (Unhedged)

(Amounts in thousands, except per share amounts)	December 31, 2013

Assets:
Investments, at value
Investments in securities	$48,211
Investments in Affiliates	2,024
Financial Derivative Instruments
Exchange-traded or centrally cleared	66
Over the counter	428
Cash	56
Deposits with counterparty	781
Foreign currency, at value	235
Receivable for investments sold	3,420
Receivable for investments sold on a delayed-delivery basis	184
Receivable for Portfolio shares sold	48
Interest and dividends receivable	458
Dividends receivable from Affiliates	1
Other assets	4
55,916

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$2,690
Payable for short sales	1,130
Financial Derivative Instruments
Exchange-traded or centrally cleared	89
Over the counter	825
Payable for investments purchased	1,022
Payable for investments in Affiliates purchased	1
Payable for investments purchased on a delayed-delivery basis	188
Deposits from counterparty	35
Payable for Portfolio shares redeemed	38
Accrued investment advisory fees	11
Accrued supervisory and administrative fees	21
Accrued distribution fees	8
Accrued servicing fees	1
Reimbursement to PIMCO	1
6,060

Net Assets	$49,856

Net Assets Consist of:
Paid in capital	$49,969
(Overdistributed) net investment income	(793)
Accumulated undistributed net realized (loss)	(4)
Net unrealized appreciation	684
$49,856

Net Assets:
Institutional Class	$10
Administrative Class	12,314
Advisor Class	37,532

Shares Issued and Outstanding:
Institutional Class	1
Administrative Class	1,147
Advisor Class	3,496

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.74
Administrative Class	10.74
Advisor Class	10.74

Cost of Investments in Securities	$46,983
Cost of Investments in Affiliates	$2,024
Cost of Foreign Currency Held	$236
Proceeds Received on Short Sales	$1,133
Cost or Premiums of Financial Derivative Instruments, net	$16

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Foreign Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2013

Investment Income:
Interest	$1,465
Dividends from Investments in Affiliates	10
Total Income	1,475

Expenses:
Investment advisory fees	124
Supervisory and administrative fees	248
Servicing fees - Administrative Class	18
Distribution and/or servicing fees - Advisor Class	93
Trustees’ fees	1
Interest expense	14
Total Expenses	498

Net Investment Income	977

Net Realized Gain (Loss):
Investments in securities	523
Exchange-traded or centrally cleared financial derivative instruments	(187)
Over the counter financial derivative instruments	(3,709)
Foreign currency	(172)
Net Realized (Loss)	(3,545)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(1,280)
Exchange-traded or centrally cleared financial derivative instruments	112
Over the counter financial derivative instruments	421
Foreign currency assets and liabilities	34
Net Change in Unrealized (Depreciation)	(713)
Net (Loss)	(4,258)

Net (Decrease) in Net Assets Resulting from Operations	$(3,281)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	9

Statements of Changes in Net Assets PIMCO Foreign Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2013	Year Ended December 31, 2012

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$977	$1,133
Net realized gain (loss)	(3,545)	69
Net change in unrealized appreciation (depreciation)	(713)	1,024
Net increase (decrease) resulting from operations	(3,281)	2,226

Distributions to Shareholders:
From net investment income
Institutional Class	(0)^	(0)^
Administrative Class	(219)	(443)
Advisor Class	(638)	(1,916)
From net realized capital gains
Institutional Class	(0)^	(0)^
Administrative Class	(123)	(225)
Advisor Class	(377)	(771)

Total Distributions	(1,357)	(3,355)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	10,697	(3,540)

Net Increase (Decrease) in Capital	6,059	(4,669)

Net Assets:
Beginning of year	43,797	48,466
End of year*	$49,856	$43,797

* Including (overdistributed) net investment income of:	$(793)	$(832)

**	See note 12 in the Notes to Financial Statements.
^	Amount is less than $500.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged)

December 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 96.7%

AUSTRALIA 1.6%

CORPORATE BONDS & NOTES 1.4%
GE Capital Australia Funding Pty. Ltd.
7.000% due 07/16/2015	AUD	400	$375
Westpac Banking Corp.
1.850% due 11/26/2019		$200	197
2.700% due 12/09/2014		100	102

			674

SOVEREIGN ISSUES 0.2%
New South Wales Treasury Corp. CPI Linked Bond
2.750% due 11/20/2025	AUD	100	112

Total Australia (Cost $817)			786

BRAZIL 0.1%

SOVEREIGN ISSUES 0.1%
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2023	BRL	120	43

Total Brazil (Cost $55)			43

CANADA 1.7%

SOVEREIGN ISSUES 1.7%
Province of Ontario
3.150% due 06/02/2022	CAD	200	185
4.000% due 12/03/2019	EUR	100	157
4.000% due 06/02/2021	CAD	100	100
6.200% due 06/02/2031		100	119
Province of Quebec
3.000% due 09/01/2023		100	89
3.500% due 12/01/2022		100	94
4.250% due 12/01/2021		100	101

Total Canada (Cost $896)			845

DENMARK 0.4%

CORPORATE BONDS & NOTES 0.4%
Nykredit Realkredit A/S
2.000% due 01/01/2015	DKK	600	113
Realkredit Danmark A/S
2.000% due 01/01/2015		400	75

Total Denmark (Cost $184)			188

FRANCE 19.5%

CORPORATE BONDS & NOTES 3.4%
BNP Paribas Home Loan SFH
2.200% due 11/02/2015		$200	205
Cie de Financement Foncier S.A.
2.500% due 09/16/2015		200	206
Dexia Credit Local S.A.
0.717% due 04/29/2014		600	601
2.750% due 01/10/2014		400	400
2.750% due 04/29/2014		300	303

			1,715

SOVEREIGN ISSUES 16.1%
France Government Bond
1.000% due 05/25/2018	EUR	2,200	3,021
1.000% due 11/25/2018		1,300	1,770
3.250% due 05/25/2045		100	133
3.750% due 04/25/2017		500	757
4.000% due 04/25/2018		400	620

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 10/25/2038	EUR	400	$614
4.500% due 04/25/2041		500	827
France Treasury Notes
2.500% due 07/25/2016		200	290

			8,032

Total France (Cost $9,536)			9,747

GERMANY 5.3%

CORPORATE BONDS & NOTES 4.0%
FMS Wertmanagement AoeR
2.750% due 06/03/2016	EUR	300	435
3.375% due 06/17/2021		200	307
KFW
5.500% due 02/09/2022	AUD	500	466
6.000% due 08/20/2020		100	97
6.250% due 05/19/2021		700	683

			1,988

SOVEREIGN ISSUES 1.3%
Republic of Germany
1.500% due 05/15/2023	EUR	100	133
State of North Rhine-Westphalia
3.250% due 05/28/2014	NOK	3,000	497

			630

Total Germany (Cost $2,810)			2,618

GUERNSEY, CHANNEL ISLANDS 0.3%

CORPORATE BONDS & NOTES 0.3%
HSH N Finance Guernsey Ltd.
0.743% due 12/21/2015	EUR	100	138

Total Guernsey, Channel Islands (Cost $134)			138

IRELAND 3.0%

ASSET-BACKED SECURITIES 0.5%
Mercator CLO PLC
0.452% due 02/18/2024	EUR	180	244

CORPORATE BONDS & NOTES 2.0%
German Postal Pensions Securitisation PLC
3.375% due 01/18/2016		700	1,018

MORTGAGE-BACKED SECURITIES 0.5%
Opera Germany PLC
0.444% due 10/20/2014		168	227

Total Ireland (Cost $1,412)			1,489

ITALY 6.5%

ASSET-BACKED SECURITIES 0.2%
Berica Asset-Backed Security SRL
0.593% due 12/30/2055	EUR	67	89

CORPORATE BONDS & NOTES 0.8%
Intesa Sanpaolo SpA
3.625% due 08/12/2015		$400	412

MORTGAGE-BACKED SECURITIES 0.3%
Berica Residential MBS SRL
0.537% due 03/31/2048	EUR	105	135

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 5.2%
Italy Buoni Poliennali Del Tesoro
3.500% due 11/01/2017	EUR	100	$144
4.750% due 05/01/2017		100	149
4.750% due 06/01/2017		700	1,044
5.250% due 08/01/2017		700	1,063
Italy Government International Bond
6.000% due 08/04/2028	GBP	100	172

			2,572

Total Italy (Cost $3,000)			3,208

LUXEMBOURG 0.3%

CORPORATE BONDS & NOTES 0.3%
Fiat Finance & Trade S.A.
6.125% due 07/08/2014	EUR	100	140

Total Luxembourg (Cost $132)			140

MEXICO 0.3%

SOVEREIGN ISSUES 0.3%
Mexico Government International Bond
6.250% due 06/16/2016	MXN	1,100	89
10.000% due 12/05/2024		600	59

Total Mexico (Cost $153)			148

NETHERLANDS 0.7%

ASSET-BACKED SECURITIES 0.3%
Euro-Galaxy CLO BV
0.463% due 10/23/2021	EUR	126	170

CORPORATE BONDS & NOTES 0.4%
Nederlandse Waterschapsbank NV
2.125% due 06/16/2016		$200	206

Total Netherlands (Cost $360)			376

NEW ZEALAND 3.8%

SOVEREIGN ISSUES 3.8%
New Zealand Government Bond
5.000% due 03/15/2019	NZD	900	767
5.500% due 04/15/2023		600	523
6.000% due 05/15/2021		500	449
New Zealand Government CPI Linked Bond
2.000% due 09/20/2025		200	154

Total New Zealand (Cost $1,780)			1,893

NORWAY 0.6%

CORPORATE BONDS & NOTES 0.6%
Eksportfinans ASA
3.000% due 11/17/2014		$300	302

Total Norway (Cost $294)			302

SLOVENIA 0.9%

SOVEREIGN ISSUES 0.9%
Slovenia Government International Bond
4.700% due 11/01/2016	EUR	300	428

Total Slovenia (Cost $403)			428

SPAIN 13.1%

CORPORATE BONDS & NOTES 1.9%
Banco Bilbao Vizcaya Argentaria S.A.
4.125% due 01/13/2014	EUR	100	138

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	11

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.250% due 03/30/2015	EUR	200	$286
Bankia S.A.
3.500% due 12/14/2015		300	425
Santander U.S. Debt S.A.U.
3.724% due 01/20/2015		$100	102

			951

SOVEREIGN ISSUES 11.2%
Autonomous Community of Catalonia
4.950% due 02/11/2020	EUR	200	275
Instituto de Credito Oficial
2.044% due 03/25/2014		400	552
4.500% due 07/08/2014		100	140
4.530% due 03/17/2016	CAD	100	96
Spain Government International Bond
3.750% due 10/31/2018	EUR	1,600	2,304
4.500% due 01/31/2018		900	1,334
4.850% due 10/31/2020		300	445
5.500% due 07/30/2017		200	306
Xunta de Galicia
5.763% due 04/03/2017		100	151

			5,603

Total Spain (Cost $6,389)			6,554

SUPRANATIONAL 2.3%

CORPORATE BONDS & NOTES 2.3%
EUROFIMA
5.625% due 10/24/2016	AUD	100	94
European Union
2.750% due 06/03/2016	EUR	200	291
3.250% due 04/04/2018		500	756

Total Supranational (Cost $1,110)			1,141

SWEDEN 0.8%

CORPORATE BONDS & NOTES 0.5%
Skandinaviska Enskilda Banken AB
3.000% due 06/20/2018	SEK	1,000	159
Swedbank Hypotek AB
3.750% due 12/20/2017		600	99

			258

SOVEREIGN ISSUES 0.3%
Sweden Government International Bond
4.250% due 03/12/2019		900	157

Total Sweden (Cost $408)			415

UNITED KINGDOM 11.5%

CORPORATE BONDS & NOTES 1.4%
Abbey National Treasury Services PLC
3.125% due 06/30/2015	EUR	300	418
LBG Capital PLC
8.500% due 12/17/2021 (d)		$200	214
Royal Bank of Scotland PLC
3.485% due 10/27/2014	AUD	100	89

			721

MORTGAGE-BACKED SECURITIES 6.4%
Darrowby PLC
2.224% due 02/20/2044	GBP	136	230
Eurosail PLC
0.408% due 12/10/2044	EUR	75	98
0.427% due 03/13/2045		81	105

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.684% due 03/13/2045	GBP	162	$254
Fosse Master Issuer PLC
2.617% due 10/18/2054		100	168
Granite Master Issuer PLC
0.307% due 12/20/2054		$126	122
0.507% due 12/20/2054		100	96
0.545% due 12/17/2054	EUR	100	132
Granite Mortgages PLC
0.844% due 06/20/2044	GBP	46	76
Great Hall Mortgages PLC
0.373% due 06/18/2039		$60	57
Hercules Eclipse PLC
0.755% due 10/25/2018	GBP	188	295
Holmes Master Issuer PLC
1.627% due 10/15/2054	EUR	78	108
Kensington Mortgage Securities PLC
0.447% due 06/14/2040		60	78
Leek Finance Ltd.
0.506% due 09/21/2038		$261	268
Mansard Mortgages PLC
1.175% due 12/15/2049	GBP	193	309
Newgate Funding PLC
1.525% due 12/15/2050		200	310
RMAC Securities PLC
0.410% due 06/12/2044	EUR	164	203
0.694% due 06/12/2044	GBP	179	276

			3,185

SOVEREIGN ISSUES 3.7%
United Kingdom Gilt
3.250% due 01/22/2044 (e)		500	766
4.250% due 06/07/2032 (e)		200	364
4.250% due 12/07/2040 (e)		400	734

			1,864

Total United Kingdom (Cost $5,228)			5,770

UNITED STATES 11.5%

ASSET-BACKED SECURITIES 0.5%
HSBC Home Equity Loan Trust
0.317% due 03/20/2036		$42	41
Panhandle-Plains Higher Education Authority, Inc.
1.377% due 10/01/2035		59	60
SLM Student Loan Trust
0.537% due 12/15/2023	EUR	126	171

			272

CORPORATE BONDS & NOTES 2.6%
Ally Financial, Inc.
3.645% due 06/20/2014		$200	203
Hawk Acquisition Sub, Inc.
4.250% due 10/15/2020		300	291
International Lease Finance Corp.
6.500% due 09/01/2014		100	104
6.750% due 09/01/2016		100	112
Jones Group, Inc.
5.125% due 11/15/2014		100	103
Merrill Lynch & Co., Inc.
4.875% due 05/30/2014	EUR	100	140
PulteGroup, Inc.
5.200% due 02/15/2015		$100	104
WM Covered Bond Program
4.000% due 11/26/2016	EUR	100	149
4.375% due 09/16/2014		50	70

			1,276

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 4.2%
Citigroup Mortgage Loan Trust, Inc.
2.290% due 09/25/2035	$24	$24
Commercial Mortgage Trust
2.339% due 07/10/2046 (a)	1,903	76
2.421% due 07/10/2046 (a)	1,583	98
Credit Suisse Mortgage Capital Certificates
5.758% due 12/16/2049	186	203
DBUBS Mortgage Trust
0.246% due 11/10/2046 (a)	200	4
1.382% due 11/10/2046 (a)	475	17
First Horizon Mortgage Pass-Through Trust
2.632% due 05/25/2037 ^	57	46
HarborView Mortgage Loan Trust
0.446% due 02/19/2036	433	326
Impac CMB Trust
0.885% due 10/25/2034	119	102
IndyMac Mortgage Loan Trust
0.405% due 07/25/2035	39	35
JPMorgan Chase Commercial Mortgage Securities Trust
4.070% due 11/15/2043	200	209
JPMorgan Mortgage Trust
2.701% due 02/25/2036 ^	41	36
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.027% due 08/15/2032	79	77
Merrill Lynch Mortgage Investors Trust
2.532% due 02/25/2035	24	24
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.894% due 08/12/2049	100	112
Morgan Stanley Bank of America Merrill Lynch Trust
1.510% due 12/15/2048 (a)	396	28
Royal Bank of Scotland Capital Funding Trust
6.007% due 12/16/2049	100	109
Structured Asset Securities Corp.
2.625% due 10/28/2035	101	96
Thornburg Mortgage Securities Trust
5.750% due 06/25/2047	30	28
WaMu Commercial Mortgage Securities Trust
5.787% due 03/23/2045	371	380
Wells Fargo Mortgage-Backed Securities Trust
2.629% due 10/25/2035	57	56

		2,086

U.S. GOVERNMENT AGENCIES 2.5%
Fannie Mae
0.595% due 11/25/2040	99	99
0.615% due 11/25/2040	119	119
Freddie Mac
0.767% due 12/15/2037	31	31
NCUA Guaranteed Notes
0.539% due 11/06/2017	517	518
0.729% due 12/08/2020	151	153
Small Business Administration
5.980% due 05/01/2022	84	91
Tennessee Valley Authority
6.250% due 12/15/2017	200	237

		1,248

U.S. TREASURY OBLIGATIONS 1.7%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 07/15/2022	102	97
0.125% due 01/15/2023	809	764
		861

Total United States (Cost $5,640)		5,743

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 12.5%

COMMERCIAL PAPER 1.0%
Entergy Corp.
0.950% due 04/07/2014		$500	$499

MEXICO TREASURY BILLS 11.0%
3.621% due 03/06/2014 - 06/26/2014 (b)	MXN	72,000	5,465

U.S. TREASURY BILLS 0.5%
0.114% due 11/13/2014 (b)(h)		$275	275

Total Short-Term Instruments (Cost $6,242)			6,239

Total Investments in Securities (Cost $46,983)			48,211

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 4.1%

SHORT-TERM INSTRUMENTS 4.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.1%
PIMCO Short-Term Floating NAV Portfolio	202,292	$2,024

Total Short-Term Instruments (Cost $2,024)		2,024

Total Investments in Affiliates (Cost $2,024)		2,024

Total Investments 100.8% (Cost $49,007)		$50,235

Financial Derivative Instruments (f)(g) (0.8%) (Cost or Premiums, net $16)		(420)

Other Assets and Liabilities, net 0.0%		41

Net Assets 100.0%		$49,856

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity, date shown represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Sale-Buyback Transactions (2)
BPS	0.489%	11/14/2013	02/20/2014	GBP (341)	$(557)
	0.503%	10/10/2013	01/23/2014	(749)	(1,235)
MYI	0.559%	11/14/2013	02/20/2014	(94)	(154)
	0.560%	11/14/2013	02/20/2014	(455)	(744)

Total Sale-Buyback Transactions					$(2,690)

(1)

As of December 31, 2013, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended December 31, 2013 was $2,155 at a weighted average interest rate of 0.449%.

(2)	Payable for sale-buyback transactions includes $9 of deferred price drop on sale-buyback transactions.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	4.000%	01/01/2044	$100	$(104)	$(103)
Fannie Mae	4.000%	02/01/2044	1,000	(1,029)	(1,027)

Total Short Sales				$(1,133)	$(1,130)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	13

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2013:

(e)	Securities with an aggregate market value of $2,644 have been pledged as collateral under the terms of the following master agreements as of December 31, 2013.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Master Securities Forward Transaction Agreement
BOA	$0	$0	$0	$(103)	$(103)	$0	$(103)
BPS	0	0	(1,792)	0	(1,792)	1,757	(35)
GSC	0	0	0	(1,027)	(1,027)	0	(1,027)
MYI	0	0	(898)	0	(898)	887	(11)

Total Borrowings and Other Financing Transactions	$0	$0	$(2,690)	$(1,130)

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note February Futures	$124.000	01/24/2014	3	$(1)	$(1)
Call - CBOT U.S. Treasury 10-Year Note February Futures	124.500	01/24/2014	3	(1)	0

				$(2)	$(1)

Total Written Options				$(2)	$(1)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor December Futures	Long	12/2014	7	$(1)	$0	$(1)
3-Month Euribor September Futures	Long	09/2014	11	(1)	0	(1)
10-Year Deliverable Interest Rate Swap March Futures	Short	03/2014	30	37	10	0
90-Day Eurodollar December Futures	Long	12/2014	17	(1)	0	0
90-Day Eurodollar June Futures	Long	06/2014	15	0	0	0
90-Day Eurodollar June Futures	Long	06/2015	1	0	0	0
90-Day Eurodollar March Futures	Long	03/2015	3	0	0	0
90-Day Eurodollar September Futures	Long	09/2014	46	(1)	0	(1)
Australia Government 3-Year Bond March Futures	Long	03/2014	10	2	1	0
Australia Government 10-Year Bond March Futures	Long	03/2014	4	4	1	0
Call Options Strike @ EUR 97.125 on 3-Month Euribor December Futures	Short	12/2014	6	0	0	0
Canada Government 10-Year Bond March Futures	Short	03/2014	9	6	3	(4)
Euro-Bobl March Futures	Short	03/2014	4	7	0	(1)
Euro-BTP Italy Government Bond March Futures	Long	03/2014	19	7	25	0
Euro-Bund 10-Year Bond March Futures	Long	03/2014	4	(7)	1	0
Put Options Strike @ EUR 94.250 on 3-Month Euribor December Futures	Short	12/2014	6	3	0	0
U.S. Treasury 10-Year Note March Futures	Short	03/2014	4	4	1	0
U.S. Treasury 30-Year Bond March Futures	Short	03/2014	12	14	6	0
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2014	58	(3)	7	(4)
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2014	16	(1)	1	0
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2014	36	(4)	4	(2)
United Kingdom Government 10-Year Gilt March Futures	Short	03/2014	17	42	0	(12)

Total Futures Contracts				$107	$60	$(26)

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	1.700%	03/20/2018	$ 500	$(7)	$(1)	$1	$0
Pay	3-Month USD-LIBOR	3.000%	06/20/2023	2,100	(134)	(16)	0	(8)
Pay	3-Month USD-LIBOR	3.000%	12/18/2023	200	(1)	(2)	0	(1)
Pay	6-Month EUR-EURIBOR	2.250%	03/19/2024	EUR 500	2	0	1	0
Pay	6-Month GBP-LIBOR	3.000%	03/19/2024	GBP 500	(5)	(15)	4	0
Receive	6-Month GBP-LIBOR	3.500%	03/19/2044	300	(4)	3	0	(4)
Pay	6-Month JPY-LIBOR	1.500%	06/19/2033	JPY 860,000	(239)	(179)	0	(49)

					$(388)	$(210)	$6	$(62)

Total Swap Agreements					$(388)	$(210)	$6	$(62)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2013:

Cash of $781 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2013. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$60	$6	$66	$(1)	$(26)	$(62)	$(89)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
Counterparty								Asset	Liability
BOA	01/2014		AUD	215	$		195	$3	$0
	01/2014		BRL	348			150	2	0
	01/2014		DKK	1,215			225	1	0
	01/2014		NZD	2,272			1,861	0	(7)
	01/2014	$		1,518		AUD	1,713	11	0
	01/2014			149		BRL	348	0	(1)
	01/2014			1,250		CHF	1,108	0	(8)
	01/2014			5,053		JPY	520,629	0	(109)
	02/2014		AUD	1,713	$		1,515	0	(11)
	02/2014	$		1,335		NOK	8,134	4	0
	02/2014			1,100		SEK	7,074	0	(1)
	04/2014		DKK	1,020	$		189	1	0
	04/2014	$		1,300		KRW	1,376,700	2	0
	09/2015			20		CNY	123	0	0

BPS	01/2014		AUD	176	$		160	3	0
	01/2014		BRL	213			91	1	0
	01/2014	$		95		BRL	213	0	(5)
	01/2014			3,262		JPY	335,629	0	(75)
	03/2014		MXN	36,640	$		2,793	4	0

BRC	01/2014		AUD	139			124	0	0
	01/2014		DKK	1,217			225	1	0
	01/2014		EUR	4,280			5,906	18	0
	01/2014	$		2,100		AUD	2,358	5	0
	01/2014			480		EUR	351	3	0
	01/2014			1,250		NZD	1,524	3	0
	02/2014		EUR	351	$		480	0	(3)
	03/2014	$		1,930		CAD	2,057	3	0
	03/2014			2,818		GBP	1,722	33	0
	04/2014			42		CNY	256	0	0
	09/2015			71			430	0	(1)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	15

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
Counterparty								Asset	Liability
CBK	01/2014		AUD	1,676	$		1,529	$33	$0
	01/2014		BRL	486			208	2	0
	01/2014		JPY	525,507			5,000	10	0
	01/2014	$		207		BRL	486	0	(1)
	01/2014			109		JPY	11,200	0	(2)
	02/2014		EUR	4,300	$		5,925	10	0
	02/2014		GBP	390			646	0	0
	02/2014	$		2,098		AUD	2,350	0	(4)
	02/2014			1,881		CAD	2,000	0	0
	02/2014			1,250		CHF	1,111	0	(4)
	02/2014			1,250		NOK	7,593	0	0
	02/2014			1,248		NZD	1,520	0	(1)
	02/2014			1,250		SEK	8,032	0	(2)
	02/2014			1,300		SGD	1,647	5	0
	03/2014		EUR	853	$		1,176	2	0
	03/2014	$		303		CAD	322	0	(1)
	04/2014			59		CNY	359	0	0
	09/2015			274			1,656	0	(5)

DUB	01/2014		AUD	387	$		343	0	(3)
	01/2014		BRL	79			35	1	0
	01/2014		EUR	351			484	1	0
	01/2014	$		34		BRL	79	0	0
	02/2014			535		EUR	388	0	(1)

FBF	01/2014		JPY	60,906	$		583	4	0
	04/2014	$		1,250		KRW	1,325,813	4	0

GLM	01/2014			400		JPY	41,400	0	(7)
	03/2014		MXN	10,801	$		823	1	0

GST	04/2014	$		15		CNY	91	0	0

HUS	01/2014		AUD	80	$		71	0	(1)
	01/2014		BRL	348			150	3	0
	01/2014		NZD	59			48	0	0
	01/2014	$		181		AUD	203	1	0
	01/2014			148		BRL	348	0	(1)
	01/2014			8,150		JPY	831,366	0	(256)
	01/2014			7		RUB	217	0	0
	02/2014		JPY	42,500	$		428	24	0
	04/2014	$		27		CNY	164	0	0

JPM	01/2014		AUD	132	$		120	2	0
	01/2014		BRL	1,208			516	4	0
	01/2014		JPY	210,400			2,045	47	0
	01/2014		RUB	131			4	0	0
	01/2014	$		545		BRL	1,208	0	(33)
	01/2014			803		JPY	82,500	0	(20)
	04/2014		MXN	9,804	$		739	0	(6)
	04/2014	$		26		CNY	158	0	0

MSC	01/2014		BRL	589	$		255	5	0
	01/2014	$		251		BRL	589	0	(2)
	01/2014		ZAR	358	$		35	1	0
	02/2014		BRL	153			65	1	0
	02/2014	$		1,250		SGD	1,584	6	0
	03/2014		MXN	6,740	$		510	0	(3)
	09/2015	$		20		CNY	123	0	0

RBC	01/2014			803		AUD	889	0	(9)
	02/2014			66		EUR	48	0	0
	02/2014			134		NOK	830	2	0

RYL	04/2014			25		CNY	153	0	0

SCX	01/2014		CNY	3,695	$		599	0	(10)
	01/2014		JPY	88,300			848	9	0

UAG	01/2014		BRL	213			91	1	0
	01/2014		DKK	355			65	0	(1)
	01/2014	$		96		BRL	213	0	(6)
	01/2014			605		CNY	3,695	4	0
	01/2014			485		DKK	2,707	14	0
	01/2014			1,903		NZD	2,331	14	0
	02/2014		EUR	350	$		484	2	0
	02/2014		NOK	3,028			490	0	(8)
	02/2014		NZD	2,331			1,899	0	(15)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
Counterparty								Asset	Liability
	02/2014		SEK	676	$		102	$0	$(3)
	04/2014		CNY	3,695			604	0	0
	04/2014	$		56		CNY	341	0	0
	06/2014		MXN	9,720	$		728	0	(7)

WST	01/2014	$		3,272		JPY	335,630	0	(84)

Total Forward Foreign Currency Contracts								$311	$(717)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	09/21/2015	$	500	$41	$83

Total Purchased Options								$41	$83

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015	$	2,100	$(40)	$(85)

DUB	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	600	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		600	(1)	0

GLM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400%	01/27/2014	$	2,100	(4)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	01/27/2014		2,100	(11)	(3)

RYL	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	600	(1)	(1)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		600	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	01/27/2014	$	900	(3)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	03/03/2014		500	(2)	0

								$(64)	$(90)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BRC	Call - OTC USD versus JPY	JPY	105.500	01/10/2014	$300	$(1)	$(1)

DUB	Put - OTC USD versus JPY		103.000	01/23/2014	300	(2)	(1)

						$(3)	$(2)

Total Written Options						$(67)	$(92)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2013

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in JPY		Premiums
Balance at 12/31/2012	0	$10,100	AUD	0	EUR	0	GBP	0	JPY	0	$(165)
Sales	73	38,276		2,398		6,028		500		70,000	(252)
Closing Buys	0	(14,143)		(700)		0		0		0	88
Expirations	(24)	(19,210)		(1,698)		(3,324)		(500)		(40,000)	190
Exercised	(43)	(6,723)		0		(304)		0		(30,000)	70

Balance at 12/31/2013	6	$8,300	AUD	0	EUR	2,400	GBP	0	JPY	0	$(69)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	17

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2013 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Jones Group, Inc.	(5.000%	)	12/20/2014	0.391%	$ 100	$(6)	$1	$0	$(5)

BRC	PulteGroup, Inc.	(5.000%	)	03/20/2015	0.213%	100	0	(6)	0	(6)

CBK	Santander International Debt S.A.	(1.000%	)	03/20/2015	0.258%	100	6	(7)	0	(1)

DUB	Bank of America Corp.	(1.000%	)	06/20/2018	0.667%	200	30	(33)	0	(3)
	Embarq Corp.	(1.000%	)	06/20/2016	0.684%	100	(2)	1	0	(1)

							$28	$(44)	$0	$(16)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2013 (3)	Notional Amount (4)	Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BOA	Japan Government International Bond	1.000%	06/20/2018	0.326%	$ 100	$2	$1	$3	$0

BRC	Japan Government International Bond	1.000%	06/20/2018	0.326%	100	2	1	3	0

DUB	Japan Government International Bond	1.000%	06/20/2018	0.326%	300	6	3	9	0

GST	Japan Government International Bond	1.000%	06/20/2018	0.326%	200	4	2	6	0

MYC	Japan Government International Bond	1.000%	06/20/2018	0.326%	200	4	2	6	0

						$18	$9	$27	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	28-Day MXN-TIIE	5.510%	09/11/2018	MXN	5,100	$0	$2	$2	$0

BRC	Pay	28-Day MXN-TIIE	5.520%	09/11/2018		700	0	0	0	0

JPM	Pay	28-Day MXN-TIIE	5.750%	02/22/2023		100	0	0	0	0

MYC	Pay	28-Day MXN-TIIE	6.590%	12/08/2015		1,300	(2)	7	5	0

							$(2)	$9	$7	$0

Total Swap Agreements							$44	$(26)	$34	$(16)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2013:

(h)	Securities with an aggregate market value of $275 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$24	$0	$5	$29	$(137)	$0	$(5)	$(142)	$(113)	$260	$147
BPS	8	0	0	8	(80)	0	0	(80)	(72)	0	(72)
BRC	66	0	3	69	(4)	(1)	(6)	(11)	58	0	58
CBK	62	83	0	145	(20)	(85)	(1)	(106)	39	0	39
DUB	2	0	9	11	(4)	(2)	(4)	(10)	1	0	1
FBF	8	0	0	8	0	0	0	0	8	0	8
GLM	1	0	0	1	(7)	(3)	0	(10)	(9)	15	6
GST	0	0	6	6	0	0	0	0	6	0	6
HUS	28	0	0	28	(258)	0	0	(258)	(230)	0	(230)
JPM	53	0	0	53	(59)	0	0	(59)	(6)	0	(6)
MSC	13	0	0	13	(5)	0	0	(5)	8	(35)	(27)
MYC	0	0	11	11	0	0	0	0	11	0	11
RBC	2	0	0	2	(9)	0	0	(9)	(7)	0	(7)
RYL	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
SCX	9	0	0	9	(10)	0	0	(10)	(1)	0	(1)
UAG	35	0	0	35	(40)	0	0	(40)	(5)	0	(5)
WST	0	0	0	0	(84)	0	0	(84)	(84)	0	(84)

Total Over the Counter	$311	$83	$34	$428	$(717)	$(92)	$(16)	$(825)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$60	$60
Swap Agreements	0	0	0	0	6	6

	$0	$0	$0	$0	$66	$66

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$311	$0	$311
Purchased Options	0	0	0	0	83	83
Swap Agreements	0	27	0	0	7	34

	$0	$27	$0	$311	$90	$428

	$0	$27	$0	$311	$156	$494

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	26	26
Swap Agreements	0	0	0	0	62	62

	$0	$0	$0	$0	$89	$89

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$717	$0	$717
Written Options	0	0	0	2	90	92
Swap Agreements	0	16	0	0	0	16

	$0	$16	$0	$719	$90	$825

	$0	$16	$0	$719	$179	$914

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	19

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$9	$9
Futures	0	0	0	0	275	275
Swap Agreements	0	0	0	0	(471)	(471)

	$0	$0	$0	$0	$(187)	$(187)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,050)	$0	$(4,050)
Purchased Options	0	0	0	(10)	0	(10)
Written Options	0	0	0	19	143	162
Swap Agreements	0	37	0	90	62	189

	$0	$37	$0	$(3,951)	$205	$(3,709)

	$0	$37	$0	$(3,951)	$18	$(3,896)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$2	$2
Futures	0	0	0	0	91	91
Swap Agreements	0	0	0	0	19	19

	$0	$0	$0	$0	$112	$112

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$498	$0	$498
Purchased Options	0	0	0	0	44	44
Written Options	0	0	0	1	(24)	(23)
Swap Agreements	0	(15)	0	(35)	(48)	(98)

	$0	$(15)	$0	$464	$(28)	$421

	$0	$(15)	$0	$464	$84	$533

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Australia
Corporate Bonds & Notes	$0	$674	$0	$674
Sovereign Issues	0	112	0	112
Brazil
Sovereign Issues	0	43	0	43
Canada
Sovereign Issues	0	845	0	845
Denmark
Corporate Bonds & Notes	0	188	0	188
France
Corporate Bonds & Notes	0	1,715	0	1,715
Sovereign Issues	0	8,032	0	8,032
Germany
Corporate Bonds & Notes	0	1,988	0	1,988
Sovereign Issues	0	630	0	630
Guernsey, Channel Islands
Corporate Bonds & Notes	0	138	0	138
Ireland
Asset-Backed Securities	0	244	0	244
Corporate Bonds & Notes	0	1,018	0	1,018
Mortgage-Backed Securities	0	227	0	227
Italy
Asset-Backed Securities	0	89	0	89
Corporate Bonds & Notes	0	412	0	412
Mortgage-Backed Securities	0	135	0	135
Sovereign Issues	0	2,572	0	2,572

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Luxembourg
Corporate Bonds & Notes	$0	$140	$0	$140
Mexico
Sovereign Issues	0	148	0	148
Netherlands
Asset-Backed Securities	0	170	0	170
Corporate Bonds & Notes	0	206	0	206
New Zealand
Sovereign Issues	0	1,893	0	1,893
Norway
Corporate Bonds & Notes	0	302	0	302
Slovenia
Sovereign Issues	0	428	0	428
Spain
Corporate Bonds & Notes	0	951	0	951
Sovereign Issues	0	5,603	0	5,603
Supranational
Corporate Bonds & Notes	0	1,141	0	1,141
Sweden
Corporate Bonds & Notes	0	258	0	258
Sovereign Issues	0	157	0	157
United Kingdom
Corporate Bonds & Notes	0	721	0	721
Mortgage-Backed Securities	0	3,185	0	3,185
Sovereign Issues	0	1,864	0	1,864
United States
Asset-Backed Securities	0	272	0	272

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Corporate Bonds & Notes	$0	$1,276	$0	$1,276
Mortgage-Backed Securities	0	2,086	0	2,086
U.S. Government Agencies	0	577	671	1,248
U.S. Treasury Obligations	0	861	0	861
Short-Term Instruments
Commercial Paper	0	499	0	499
Mexico Treasury Bills	0	5,465	0	5,465
U.S. Treasury Bills	0	275	0	275
	$0	$47,540	$671	$48,211

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$2,024	$0	$0	$2,024
Total Investments	$2,024	$47,540	$671	$50,235

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(1,130)	$0	$(1,130)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	60	6	0	66
Over the counter	0	428	0	428
	$60	$434	$0	$494

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(26)	(63)	0	(89)
Over the counter	0	(825)	0	(825)
	$(26)	$(888)	$0	$(914)

Totals	$2,058	$45,956	$671	$48,685

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2013:

Category and Subcategory	Beginning Balance at 12/31/2012	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2013 (1)
Investments in Securities, at Value
United States
U.S. Government Agencies	$822	$0	$(151)	$0	$0	$0	$0	$0	$671	$0

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
United States
U.S. Government Agencies	$671	Third Party Vendor	Broker Quote	100.13-101.04

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	21

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Foreign Bond Portfolio (Unhedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the

Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid and are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period and are included in net change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the

ANNUAL REPORT	DECEMBER 31, 2013	23

Notes to Financial Statements (Cont.)

value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■	Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative

ANNUAL REPORT	DECEMBER 31, 2013	25

Notes to Financial Statements (Cont.)

market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into which may result in a realized gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2013 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
$1,514	$54,610	$(54,100)	$0	$0	$2,024	$10	$0

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

ANNUAL REPORT	DECEMBER 31, 2013	27

Notes to Financial Statements (Cont.)

(b) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(c) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises.

The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or

ANNUAL REPORT	DECEMBER 31, 2013	29

Notes to Financial Statements (Cont.)

made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or

(ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

agreement outstanding as of December 31, 2013 for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements. As mentioned earlier in this report, the U.S. is currently experiencing historically low interest rates. This combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, the fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair the performance of the Portfolio.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased

ANNUAL REPORT	DECEMBER 31, 2013	31

Notes to Financial Statements (Cont.)

production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

ANNUAL REPORT	DECEMBER 31, 2013	33

Notes to Financial Statements (Cont.)

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2013, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$1,533	$2,020

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2013, were as follows (amounts in thousands):

U.S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$34,287	$35,015	$41,640	$45,206

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2013		Year Ended 12/31/2012
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1	$17	1	$10
Administrative Class	765	8,564	423	5,104
Advisor Class	1,549	17,324	522	6,264
Issued as reinvestment of distributions
Institutional Class	0	0	0	0
Administrative Class	31	342	56	668
Advisor Class	93	1,015	227	2,687
Cost of shares redeemed
Institutional Class	(1)	(15)	0	0
Administrative Class	(491)	(5,424)	(338)	(4,026)
Advisor Class	(1,011)	(11,126)	(1,192)	(14,247)
Net increase resulting from Portfolio share transactions	936	$10,697	(301)	$(3,540)

As of December 31, 2013, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 70% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2013, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2010-2012, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2013, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$—	$110	$964	$(1,188)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through December 31, 2013 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

ANNUAL REPORT	DECEMBER 31, 2013	35

Notes to Financial Statements (Cont.)

December 31, 2013

(5)	Specified losses realized during the period November 1, 2013 through December 31, 2013, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2013, the Portfolio had no accumulated capital losses.

As of December 31, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$49,056	$1,671	$(492)	$1,179

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and sale/buyback transactions.

For the fiscal years ended December 31, 2013 and December 31, 2012, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2013	$983	$374	$—
12/31/2012	$3,308	$47	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

36	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO Foreign Bond Portfolio (Unhedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO Foreign Bond Portfolio (Unhedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2014

ANNUAL REPORT	DECEMBER 31, 2013	37

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.	WST	Westpac Banking Corp.
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.
GLM	Goldman Sachs Bank USA	MYI	Morgan Stanley & Co. International PLC

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	NZD	New Zealand Dollar
BRL	Brazilian Real	GBP	British Pound	RUB	Russian Ruble
CAD	Canadian Dollar	JPY	Japanese Yen	SEK	Swedish Krona
CHF	Swiss Franc	KRW	South Korean Won	SGD	Singapore Dollar
CNY	Chinese Renminbi	MXN	Mexican Peso	USD (or $)	United States Dollar
DKK	Danish Krone	NOK	Norwegian Krone	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over-the-Counter

Other Abbreviations:
CLO	Collateralized Loan Obligation	LIBOR	London Interbank Offered Rate	NCUA	National Credit Union Administration
EURIBOR	Euro Interbank Offered Rate	MBS	Mortgage-Backed Security	TIIE	Tasa de Interés Interbancaria de Equilibrio

38	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2013	39

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	172	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian* (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Vice President	11/2013 to Present Treasurer 08/1997 to 11/2013	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

* Effective February 3, 2014, Dr. El-Erian no longer serves as a Senior Vice President of the Trust.

ANNUAL REPORT	DECEMBER 31, 2013	41

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

42	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 12-13, 2013, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2014. The Board also considered and approved for an additional one-year term through August 31, 2014, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2014.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreement are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust and the independent Trustees.

The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 12-13, 2013 meeting. The independent Trustees also met with counsel to the Trust and the independent Trustees on August 2, 2013 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

ANNUAL REPORT	DECEMBER 31, 2013	43

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2012, including, but not limited to, undertaking significant technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2013. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2013 and other performance data, as available, for the periods ended June 30, 2013 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2013 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 12-13, 2013 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2013.

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Board noted that, for periods ending May 31, 2013, the Administrative Class of 71%, 92% and 100% of the Portfolios outperformed their Lipper category median in the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 86% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2013 (based on the performance of the Administrative Class). The Board also noted that ten of 13 Portfolios, representing 93% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2013, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $23 billion as of May 31, 2013.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expense ratios in their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the size of the assets under management with PIMCO, the manner in which similar portfolios may be managed, different requirements with

ANNUAL REPORT	DECEMBER 31, 2013	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively; had been reduced for some Portfolios over time; had been held steady for most Portfolios as assets grew, or declined in the case of some Portfolios; and continued to be competitive compared with peers. The Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. The Trustees noted that the benefits of the unified fee were apparent during the recent financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC supported the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and in return for the fees paid to RALLC by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2013	47

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT19AR_123113

Your Global Investment Authority

PIMCO Variable Insurance Trust

-

Annual Report

December 31, 2013

PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Share Class

■	Administrative

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	37
Glossary	38
Federal Income Tax Information	39
Management of the Trust	40
Privacy Policy	42
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	43

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2013. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

The past twelve months were marked by ongoing periods of heightened bond market volatility brought on by uncertainty around central bank monetary and fiscal policy, geopolitical concerns, and a slower than hoped for rebound in the global economy. Following a particularly bumpy third quarter, however, all financial markets completed the year along a relatively smoother path. Federal Reserve (“Fed”) Chairman Ben Bernanke laid the groundwork in September, when he clarified the Fed’s commitment to maintain its quantitative easing (“QE”) bond purchase program of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero-bound range. The nomination of Janet Yellen to the Chairmanship further helped to reassure investors that the Fed would be committed to the continuation of their accommodative policies.

As investors were made particularly aware, beginning in mid-May conditions in financial markets deteriorated rapidly as markets reacted to signals by the Fed that it might begin to slow the pace of its asset purchases. This shift in tone fueled a broad-based sell-off within fixed income assets throughout the summer, undermining market liquidity and sending yields higher across the risk spectrum.

By mid-September, however, the Fed announced its intent to delay any tapering until more convincing indicators of economic growth become apparent and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore higher) and a rally across most equity markets. The Fed also maintained the Federal Funds Rate within a narrow range of zero to 25 basis points. Into October, investors were once again kept on edge by the uncertain fiscal policy and political landscape—namely the partial shutdown of the U.S. government that began during the first week of October, the ongoing debt ceiling negotiations between the White House and Congress, and confirmation proceedings for the next Fed Chairman. Investors were relieved by the last-minute deal announced on October 17 that reached an agreement to reopen the U.S. government and raise the debt ceiling.

In November, relative calm prevailed across most fixed income markets, and equity markets continued to rally. The European Central Bank (“ECB”) reduced their main policy rate (or the interest rate at which it lends money to banks) by 25 basis points to 0.25%, likely due to their concern over lower than expected inflation and a weak global growth outlook. The Bank of England (“BOE”) unanimously voted to leave its main policy rate unchanged amid a pickup in economic growth and expectations that this would lead to an eventual decline in the U.K. unemployment rate.

Towards the latter part of December, the Fed announced that beginning in January 2014 it intends to gradually exit its bond-buying program, by reducing it from $85 billion to $75 billion spread equally across mortgage and U.S. Treasury purchases. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee (“FOMC”) provided even greater assurances that the policy rate would remain near a zero-bound range until signs of sustainable growth are more broadly evident in the U.S. economy. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

U.S. Treasuries underperformed most other developed sovereign bond markets on a hedged basis as investors reacted to the various Fed announcements regarding the tapering of their QE bond purchase program. In particular, U.S. Treasury yields rose to their highest level in late December as investors reacted to the Fed’s announcement that it would begin the reduction of its asset purchases starting in January 2014. This decision was made on the back of improving economic data, which included a lower unemployment rate, respectable monthly job reports, and improving housing fundamentals. The benchmark ten-year U.S. Treasury note yielded 3.03% at the end of the reporting period, as compared to 1.76% on December 31, 2012. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 2.02% for the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 8.61% over the period, underperforming nominal U.S. Treasuries. U.S. TIPS sold off, particularly during the second quarter of the reporting period, as the market began to price in the inevitable Fed tapering decision, which was officially announced in December. The decision by the Fed to initiate the tapering of asset purchases was validated via stronger jobs and GDP data, with continual weaker inflation data adding further pressure to U.S. TIPS valuations towards the latter part of the period. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 9.52% over the period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries even with the Fed’s announcement that it would begin to reduce its asset purchases in January 2014. The announcement, however, did lead to differentiated performance among coupons, with lower coupons underperforming, as these bonds have been the largest beneficiaries of Fed purchases. Prices for non-Agency mortgages rose on limited outstanding supply, improving risk appetite and ongoing signs of recovery in the housing sector. Commercial MBS also outperformed amid strong investor demand and a continued rebound in property valuations.

■

The U.S. investment grade credit market, as measured by the Barclays U.S. Credit Index, declined 2.01% for the period, but outperformed like-duration U.S. Treasuries as spreads tightened, ending the year at the lowest level since the global financial crisis began. This positive performance was supported by improving global growth fundamentals and continued easy monetary policy. The high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 7.42% for the period. The sector was one of the best-performing fixed income sectors, benefiting from relatively sound fundamentals and investor demand for higher yielding assets with lower interest rate sensitivity.

■

Emerging markets (“EM”) external debt underperformed U.S. Treasuries during the year and was impacted by the second quarter sell-off. Country-specific stories and the risk-on market sentiment following the Fed tapering announcement supported lower spreads in the fourth quarter, particularly in December. EM local assets particularly underperformed U.S. Treasuries during the period, as weaker EM currencies and increases in local yields weighed on overall returns.

■

Developed market equities posted strong performance in 2013, despite a period marked by considerable volatility and uncertainty around central bank policy. U.S. equities, as measured by the S&P 500 Index, returned 32.39%. Global equities, as represented by the MSCI All Country World Index Net USD and MSCI World Index, returned 22.80% and 26.68%, respectively. Emerging market equities (“EM”), as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.60%. EM equities underperformed developed market equities due to declining earnings growth and rising interest rates in the U.S. which placed pressure on local EM currencies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2014

ANNUAL REPORT	DECEMBER 31, 2013	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, operational risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

4	PIMCO VARIABLE INSURANCE TRUST

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2013 to December 31, 2013.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2013	5

PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

United States	19.4%
France	17.6%
Short-Term Instruments	17.0%
Spain	11.2%
Italy	7.1%
United Kingdom	7.1%
New Zealand	5.6%
Other	15.0%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	1 Year	5 Years	10 Years	Class Inception (02/16/1999)
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) Administrative Class	0.50%	8.33%	5.52%	5.41%
JPMorgan GBI Global ex-US Index Hedged in USD±	1.39%	3.35%	4.36%	4.71%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.94% for Administrative Class shares.

± JPMorgan GBI Global ex-US Index Hedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars of major non-U.S. bond markets. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/13)	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,019.40	$1,020.47
Expenses Paid During Period†	$4.78	$4.79
Net Annualized Expense Ratio	0.94%	0.94%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

Portfolios managed to U.S. dollar-hedged benchmarks are hedged to the U.S. dollar. On a total return basis, portfolios that were hedged to the U.S. dollar generally outperformed unhedged portfolios over the reporting period, as the U.S. dollar outperformed most major currencies.

»

Positions in non-Agency mortgage-backed securities (“MBS”), European residential MBS (“RMBS”) and high yield debt contributed to performance as spreads on these securities tightened over the reporting period.

»

An underweight to duration (or sensitivity to changes in market interest rates) in the U.S. during the first and fourth quarters of the reporting period contributed to performance as U.S. dollar-swap rates rose during these periods.

»	An underweight to the Japanese yen contributed to performance as the currency depreciated versus the U.S. dollar over the reporting period.

»	An underweight to duration in Japan, particularly during the first quarter of the reporting period, detracted from performance as Japanese sovereign yields fell.

»	Underweight positions to duration in Italy and Spain detracted from performance as the spread over EUR-swaps for these countries’ sovereign debt tightened.

»

An overweight to the Brazilian real and the Mexican peso during the second quarter of the reporting period detracted from performance as both currencies depreciated relative to the U.S. dollar during this period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Selected Per Share Data for the Year Ended:	12/31/2013	12/31/2012	12/31/2011	12/31/2010	12/31/2009

Administrative Class
Net asset value beginning of year	$10.80	$10.33	$9.98	$9.64	$9.58
Net investment income (a)	0.22	0.26	0.23	0.21	0.37
Net realized/unrealized gain (loss)	(0.17)	0.84	0.43	0.60	1.10
Total income from investment operations	0.05	1.10	0.66	0.81	1.47
Dividends from net investment income	(0.20)	(0.24)	(0.21)	(0.19)	(0.32)
Distributions from net realized capital gains	(0.60)	(0.39)	(0.10)	(0.28)	(1.07)
Tax basis return of capital	0.00	0.00	0.00	0.00	(0.02)
Total distributions	(0.80)	(0.63)	(0.31)	(0.47)	(1.41)
Net asset value end of year	$10.05	$10.80	$10.33	$9.98	$9.64
Total return	0.50%	10.85%	6.76%	8.49%	15.60%
Net assets end of year (000s)	$66,176	$78,497	$78,493	$79,591	$69,356
Ratio of expenses to average net assets	0.92%	0.94%	0.91%	0.90%	0.91%
Ratio of expenses to average net assets excluding interest expense	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets	2.03%	2.40%	2.30%	2.06%	3.67%
Portfolio turnover rate	127%*	356%*	218%*	130%*	459%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	7

Statement of Assets and Liabilities PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands, except per share amounts)	December 31, 2013

Assets:
Investments, at value
Investments in securities*	$63,382
Investments in Affiliates	4,935
Financial Derivative Instruments
Exchange-traded or centrally cleared	88
Over the counter	741
Deposits with counterparty	945
Foreign currency, at value	434
Receivable for investments sold	1,488
Receivable for investments sold on a delayed-delivery basis	4,142
Receivable for Portfolio shares sold	29
Interest and dividends receivable	509
Dividends receivable from Affiliates	1
Other assets	8
76,702

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$6,227
Financial Derivative Instruments
Exchange-traded or centrally cleared	120
Over the counter	1,165
Payable for investments purchased	2,447
Payable for investments in Affiliates purchased	1
Deposits from counterparty	380
Payable for Portfolio shares redeemed	112
Accrued investment advisory fees	14
Accrued supervisory and administrative fees	28
Accrued servicing fees	9
Reimbursement to PIMCO	1
10,504

Net Assets	$66,198

Net Assets Consist of:
Paid in capital	$66,190
(Overdistributed) net investment income	(491)
Accumulated undistributed net realized gain	535
Net unrealized (depreciation)	(36)
$66,198

Net Assets:
Institutional Class	$22
Administrative Class	66,176

Shares Issued and Outstanding:
Institutional Class	2
Administrative Class	6,584

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.05
Administrative Class	10.05

Cost of Investments in Securities	$62,855
Cost of Investments in Affiliates	$4,935
Cost of Foreign Currency Held	$433
Cost or Premiums of Financial Derivative Instruments, net	$(29)

* Includes repurchase agreements of:	$545

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands)	Year Ended December 31, 2013

Investment Income:
Interest	$2,066
Dividends	18
Dividends from Investments in Affiliates	15
Total Income	2,099

Expenses:
Investment advisory fees	178
Supervisory and administrative fees	355
Servicing fees - Administrative Class	107
Trustees’ fees	1
Interest expense	13
Total Expenses	654

Net Investment Income	1,445

Net Realized Gain (Loss):
Investments in securities	973
Investments in Affiliates	2
Exchange-traded or centrally cleared financial derivative instruments	(251)
Over the counter financial derivative instruments	1,395
Foreign currency	(1,181)
Net Realized Gain	938

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(2,366)
Exchange-traded or centrally cleared financial derivative instruments	224
Over the counter financial derivative instruments	(363)
Foreign currency assets and liabilities	460
Net Change in Unrealized (Depreciation)	(2,045)
Net (Loss)	(1,107)

Net Increase in Net Assets Resulting from Operations	$338

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	9

Statements of Changes in Net Assets PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands)	Year Ended December 31, 2013	Year Ended December 31, 2012

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$1,445	$1,796
Net realized gain	938	3,444
Net change in unrealized appreciation (depreciation)	(2,045)	2,427
Net increase resulting from operations	338	7,667

Distributions to Shareholders:
From net investment income
Institutional Class	(0)^	(0)^
Administrative Class	(1,328)	(1,693)
From net realized capital gains
Institutional Class	(1)	(1)
Administrative Class	(3,817)	(2,775)

Total Distributions	(5,146)	(4,469)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(7,512)	(3,192)

Net Increase (Decrease) in Capital	(12,320)	6

Net Assets:
Beginning of year	78,518	78,512
End of year*	$66,198	$78,518

* Including undistributed (overdistributed) net investment income of:	$(491)	$565

**	See note 12 in the Notes to Financial Statements.
^	Amount is less than $500.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

December 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 95.7%

AUSTRALIA 3.4%

CORPORATE BONDS & NOTES 3.0%
Australia & New Zealand Banking Group Ltd.
1.000% due 10/06/2016		$700	$705
Commonwealth Bank of Australia
3.492% due 08/13/2014		500	510
Westpac Banking Corp.
1.250% due 12/14/2018		800	788

			2,003

MORTGAGE-BACKED SECURITIES 0.2%
Puma Finance Ltd.
3.015% due 08/22/2037	AUD	60	53
Torrens Trust
3.035% due 10/19/2038		76	66

			119

SOVEREIGN ISSUES 0.2%
New South Wales Treasury Corp. CPI Linked Bond
2.750% due 11/20/2025		100	112

Total Australia (Cost $2,257)			2,234

CANADA 1.0%

SOVEREIGN ISSUES 1.0%
Province of British Columbia
4.300% due 06/18/2042	CAD	100	99
Province of Ontario
1.900% due 09/08/2017		500	470
6.200% due 06/02/2031		100	119

Total Canada (Cost $707)			688

CAYMAN ISLANDS 0.2%

ASSET-BACKED SECURITIES 0.2%
Kingsland Ltd.
0.494% due 06/13/2019		$41	41
Stanfield Bristol CLO Ltd.
0.501% due 10/15/2019		68	67

Total Cayman Islands (Cost $107)			108

DENMARK 0.0%

CORPORATE BONDS & NOTES 0.0%
Nykredit Realkredit A/S
6.000% due 10/01/2029	DKK	17	4

Total Denmark (Cost $2)			4

FRANCE 18.2%

CORPORATE BONDS & NOTES 4.4%
Dexia Credit Local S.A.
0.717% due 04/29/2014		$400	401
2.750% due 01/10/2014		1,800	1,801
2.750% due 04/29/2014		700	705

			2,907

SOVEREIGN ISSUES 13.8%
Caisse d’Amortissement de la Dette Sociale
3.500% due 07/01/2014		300	304
France Government Bond
1.000% due 05/25/2018	EUR	3,000	4,119

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.000% due 11/25/2018	EUR	1,200	$1,634
3.250% due 05/25/2045		200	265
3.750% due 04/25/2017		800	1,212
4.000% due 10/25/2038		400	614
4.500% due 04/25/2041		600	993

			9,141

Total France (Cost $11,738)			12,048

GERMANY 3.6%

CORPORATE BONDS & NOTES 1.1%
KFW
6.250% due 05/19/2021	AUD	400	390
Landwirtschaftliche Rentenbank
4.250% due 01/24/2023		400	338

			728

SOVEREIGN ISSUES 2.5%
Republic of Germany
0.100% due 04/15/2023 (c)	EUR	103	139
1.500% due 05/15/2023		100	133
2.000% due 08/15/2023		100	138
2.500% due 07/04/2044		200	261
4.000% due 01/04/2037		600	999

			1,670

Total Germany (Cost $2,483)			2,398

IRELAND 0.4%

ASSET-BACKED SECURITIES 0.4%
Race Point CLO Ltd.
0.504% due 04/15/2020		$242	240

Total Ireland (Cost $238)			240

ITALY 7.4%

ASSET-BACKED SECURITIES 0.3%
Berica Asset-Backed Security SRL
0.593% due 12/30/2055	EUR	134	178

MORTGAGE-BACKED SECURITIES 0.5%
Berica Residential MBS SRL
0.537% due 03/31/2048		262	338

SOVEREIGN ISSUES 6.6%
Italy Buoni Poliennali Del Tesoro
3.500% due 11/01/2017		400	574
3.500% due 06/01/2018		500	716
4.500% due 02/01/2018		100	149
4.500% due 03/01/2024		100	143
4.750% due 06/01/2017		800	1,193
5.250% due 08/01/2017		800	1,215
Italy Government International Bond
6.000% due 08/04/2028	GBP	200	345

			4,335

Total Italy (Cost $4,580)			4,851

LUXEMBOURG 0.2%

CORPORATE BONDS & NOTES 0.2%
Fiat Finance & Trade S.A.
6.125% due 07/08/2014	EUR	100	140

Total Luxembourg (Cost $132)			140

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MEXICO 0.5%

SOVEREIGN ISSUES 0.5%
Mexico Government International Bond
8.000% due 06/11/2020	MXN	2,500	$215
10.000% due 12/05/2024		1,000	98

Total Mexico (Cost $326)			313

NETHERLANDS 0.5%

ASSET-BACKED SECURITIES 0.5%
Cadogan Square CLO BV
0.562% due 01/17/2023	EUR	251	338

Total Netherlands (Cost $328)			338

NEW ZEALAND 5.7%

SOVEREIGN ISSUES 5.7%
New Zealand Government Bond
5.000% due 03/15/2019	NZD	1,700	1,449
5.500% due 04/15/2023		1,000	871
6.000% due 05/15/2021		1,300	1,167
New Zealand Government CPI Linked Bond
2.000% due 09/20/2025		400	308

Total New Zealand (Cost $3,793)			3,795

NORWAY 0.6%

SOVEREIGN ISSUES 0.6%
Kommunalbanken A/S
0.626% due 03/27/2017		$400	403

Total Norway (Cost $400)			403

SLOVENIA 0.9%

SOVEREIGN ISSUES 0.9%
Slovenia Government International Bond
4.700% due 11/01/2016	EUR	400	571

Total Slovenia (Cost $538)			571

SPAIN 11.6%

CORPORATE BONDS & NOTES 0.9%
Banco Bilbao Vizcaya Argentaria S.A.
3.000% due 10/09/2014	EUR	200	280
Banco Espanol de Credito S.A.
4.250% due 09/16/2014		200	282

			562

SOVEREIGN ISSUES 10.7%
Autonomous Community of Madrid
4.305% due 03/06/2014		400	554
Instituto de Credito Oficial
2.044% due 03/25/2014		100	138
6.125% due 02/27/2014	AUD	200	178
Spain Government International Bond
3.750% due 10/31/2018	EUR	3,500	5,042
4.400% due 10/31/2023		400	561
4.500% due 01/31/2018		100	148
Xunta de Galicia
6.131% due 04/03/2018		300	464

			7,085

Total Spain (Cost $7,410)			7,647

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	11

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SUPRANATIONAL 3.3%

CORPORATE BONDS & NOTES 3.3%
Council of Europe Development Bank
5.625% due 12/14/2015	AUD	800	$747
EUROFIMA
5.625% due 10/24/2016		200	188
European Investment Bank
6.000% due 08/06/2020		700	671
Inter-American Development Bank
6.000% due 02/26/2021		600	581

Total Supranational (Cost $2,562)			2,187

SWEDEN 0.9%

CORPORATE BONDS & NOTES 0.6%
Skandinaviska Enskilda Banken AB
3.000% due 06/20/2018	SEK	1,500	238
Swedbank Hypotek AB
3.750% due 12/20/2017		1,100	182

			420

SOVEREIGN ISSUES 0.3%
Sweden Government International Bond
4.250% due 03/12/2019		1,200	209

Total Sweden (Cost $619)			629

UNITED KINGDOM 7.3%

MORTGAGE-BACKED SECURITIES 2.5%
Eurosail PLC
0.683% due 06/10/2044	GBP	64	102
Fosse Master Issuer PLC
2.617% due 10/18/2054		200	337
Granite Master Issuer PLC
0.507% due 12/20/2054		$100	96
Mansard Mortgages PLC
1.175% due 12/15/2049	GBP	321	515
Newgate Funding PLC
1.525% due 12/15/2050		400	619

			1,669

SOVEREIGN ISSUES 4.8%
United Kingdom Gilt
3.250% due 01/22/2044		400	613
4.250% due 06/07/2032 (f)		500	911
4.250% due 03/07/2036		100	182
4.250% due 12/07/2040 (f)		400	734
4.500% due 09/07/2034 (f)		300	565
4.500% due 12/07/2042		100	192

			3,197

Total United Kingdom (Cost $4,418)			4,866

UNITED STATES 20.0%

ASSET-BACKED SECURITIES 1.6%
Amortizing Residential Collateral Trust
0.745% due 07/25/2032		$1	1
0.865% due 10/25/2031		2	2
Amresco Residential Securities Mortgage Loan Trust
1.105% due 06/25/2029		1	1
Bear Stearns Asset-Backed Securities Trust
0.235% due 12/25/2036		15	15
Credit Suisse First Boston Mortgage Securities Corp.
0.785% due 01/25/2032		1	1

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
First Alliance Mortgage Loan Trust
0.168% due 12/20/2027		$1	$1
Home Equity Mortgage Loan Asset-Backed Trust
0.615% due 08/25/2035		200	196
Long Beach Mortgage Loan Trust
0.725% due 10/25/2034		12	12
Morgan Stanley Mortgage Loan Trust
5.919% due 09/25/2046 ^		227	139
Residential Asset Securities Corp. Trust
0.665% due 07/25/2032 ^		2	2
SLM Student Loan Trust
0.738% due 10/25/2017		183	184
1.738% due 04/25/2023		513	529
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
0.745% due 01/25/2033		2	2

			1,085

CORPORATE BONDS & NOTES 4.2%
Ally Financial, Inc.
3.645% due 06/20/2014		200	204
4.625% due 06/26/2015		100	104
BA Covered Bond Issuer
4.250% due 08/03/2017	EUR	200	303
CIT Group, Inc.
5.250% due 04/01/2014		$300	304
International Lease Finance Corp.
6.750% due 09/01/2016		200	224
Jones Group, Inc.
5.125% due 11/15/2014		200	206
Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 ^		200	44
Universal Health Services, Inc.
7.125% due 06/30/2016		1,000	1,131
WM Covered Bond Program
4.375% due 09/16/2014	EUR	200	279

			2,799

MORTGAGE-BACKED SECURITIES 5.9%
American Home Mortgage Investment Trust
1.849% due 09/25/2045		$90	83
Banc of America Mortgage Trust
2.932% due 02/25/2036 ^		77	66
Bear Stearns Adjustable Rate Mortgage Trust
2.548% due 08/25/2033		5	4
2.600% due 03/25/2035		78	78
2.793% due 03/25/2035		8	8
5.145% due 08/25/2035		23	23
Bear Stearns Alt-A Trust
0.325% due 02/25/2034		93	87
2.550% due 11/25/2035 ^		56	43
2.700% due 03/25/2036 ^		117	81
2.708% due 09/25/2035		62	55
2.801% due 08/25/2036 ^		70	50
Bear Stearns Structured Products, Inc.
2.591% due 12/26/2046		51	31
Citigroup Mortgage Loan Trust, Inc.
2.200% due 09/25/2035		14	14
2.290% due 09/25/2035		24	24
Countrywide Alternative Loan Trust
0.377% due 03/20/2046		118	85
0.445% due 02/25/2037		101	76
1.071% due 12/25/2035		144	110
1.485% due 11/25/2035		25	19
5.250% due 06/25/2035 ^		19	16

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Home Loan Mortgage Pass-Through Trust
0.395% due 05/25/2035	$48	$42
0.485% due 03/25/2035	104	80
0.495% due 02/25/2035	12	11
2.504% due 11/25/2034	16	15
2.826% due 08/25/2034	50	44
Credit Suisse First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	2	2
CSMC Mortgage-Backed Trust
5.863% due 02/25/2037 ^	238	135
DBUBS Mortgage Trust
0.246% due 11/10/2046 (a)	400	7
1.382% due 11/10/2046 (a)	950	35
GSR Mortgage Loan Trust
2.627% due 01/25/2036 ^	138	130
HarborView Mortgage Loan Trust
2.530% due 05/19/2033	8	8
IndyMac Mortgage Loan Trust
0.405% due 07/25/2035	42	38
JPMorgan Mortgage Trust
2.430% due 07/27/2037	187	161
2.701% due 02/25/2036 ^	82	73
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.607% due 12/15/2030	12	12
Merrill Lynch Floating Trust
0.706% due 07/09/2021	125	125
Merrill Lynch Mortgage Investors Trust
1.596% due 10/25/2035	22	21
Morgan Stanley Bank of America Merrill Lynch Trust
1.510% due 12/15/2048 (a)	1,286	92
Morgan Stanley Mortgage Loan Trust
2.184% due 06/25/2036	90	84
Residential Accredit Loans, Inc. Trust
0.315% due 02/25/2047	51	29
0.345% due 06/25/2046	411	192
0.375% due 04/25/2046	113	57
Structured Adjustable Rate Mortgage Loan Trust
2.495% due 04/25/2034	15	15
Structured Asset Mortgage Investments Trust
0.375% due 05/25/2046	20	16
0.385% due 05/25/2036	142	104
0.385% due 09/25/2047	200	152
0.395% due 05/25/2045	36	32
0.746% due 07/19/2034	6	6
0.826% due 09/19/2032	4	4
0.866% due 03/19/2034	11	11
1.628% due 08/25/2047	63	55
TBW Mortgage-Backed Trust
5.970% due 09/25/2036	189	41
Thornburg Mortgage Securities Trust
1.415% due 06/25/2047	29	25
5.750% due 06/25/2047	88	84
Wachovia Mortgage Loan Trust LLC
2.597% due 10/20/2035 ^	272	240
WaMu Mortgage Pass-Through Certificates
0.475% due 01/25/2045	12	11
1.123% due 06/25/2046	70	65
1.143% due 02/25/2046	154	145
2.206% due 03/25/2033	21	21
2.207% due 02/27/2034	10	10
2.488% due 03/25/2035	130	129
Washington Mutual MSC Mortgage Pass-Through Certificates
1.079% due 07/25/2046 ^	43	24
Wells Fargo Mortgage-Backed Securities Trust
2.612% due 07/25/2036 ^	115	110

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.619% due 03/25/2036	$159	$157
2.633% due 04/25/2036	16	16
2.636% due 06/25/2035	56	56

		3,875

MUNICIPAL BONDS & NOTES 0.5%
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	200	238
Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	100	112

		350

	SHARES
PREFERRED SECURITIES 0.7%
DG Funding Trust
0.554% due 01/30/2014 (d)	65	460
SLM Corp. CPI Linked Security
3.235% due 01/16/2018	900	21

		481

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 5.7%
Fannie Mae
0.285% due 03/25/2034	$13	13
0.315% due 08/25/2034	8	8
0.515% due 09/25/2042	28	28
0.595% due 11/25/2040	198	198
0.615% due 11/25/2040	238	238
1.344% due 10/01/2044	29	30
2.006% due 12/01/2034	9	10
2.369% due 05/25/2035	26	27

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.485% due 11/01/2034	$74	$79
3.500% due 11/01/2021	97	99
5.480% due 07/01/2018	200	222
6.000% due 07/25/2044	18	20
Freddie Mac
0.667% due 12/15/2032	18	18
0.767% due 12/15/2037	62	63
1.344% due 10/25/2044	80	81
2.345% due 02/01/2029	8	8
2.500% due 03/01/2035	25	25
2.568% due 04/01/2035	157	166
Ginnie Mae
1.625% due 04/20/2028 - 06/20/2030	3	3
2.000% due 04/20/2030 - 05/20/2030	2	2
NCUA Guaranteed Notes
0.639% due 11/05/2020	1,552	1,561
0.729% due 12/08/2020	378	381
Tennessee Valley Authority
6.250% due 12/15/2017	400	474

		3,754

U.S. TREASURY OBLIGATIONS 1.4%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 01/15/2023	809	764
2.375% due 01/15/2025	124	143

		907

Total United States (Cost $13,530)		13,251

SHORT-TERM INSTRUMENTS 10.0%

REPURCHASE AGREEMENTS (e) 0.8%
		545

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MEXICO TREASURY BILLS 8.8%
3.693% due 03/06/2014 -06/26/2014 (b)	MXN	77,000	$5,836

U.S. TREASURY BILLS 0.4%
0.132% due 12/11/2014 (i)		$290	290

Total Short-Term Instruments (Cost $6,687)			6,671

Total Investments in Securities (Cost $62,855)			63,382

		SHARES
INVESTMENTS IN AFFILIATES 7.5%

SHORT-TERM INSTRUMENTS 7.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.5%
PIMCO Short-Term Floating NAV Portfolio		493,243	4,935

Total Short-Term Instruments (Cost $4,935)			4,935

Total Investments in Affiliates (Cost $4,935)			4,935

Total Investments 103.2% (Cost $67,790)			$68,317

Financial Derivative Instruments (g)(h) (0.7%) (Cost or Premiums, net $(29))			(456)

Other Assets and Liabilities, net (2.5%)			(1,663)

Net Assets 100.0%			$66,198

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity, date shown represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2013	01/02/2014	$545	Freddie Mac 2.080% due 10/17/2022	$(557)	$545	$545

Total Repurchase Agreements						$(557)	$545	$545

(1)	Includes accrued interest.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	13

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BPS	0.489%	11/14/2013	02/20/2014	GBP (455)	$(743)
MYI	0.549%	11/14/2013	02/20/2014	(348)	(580)
	0.560%	11/14/2013	02/20/2014	(455)	(744)
ULW	0.509%	10/25/2013	01/23/2014	(545)	(905)
	0.513%	10/25/2013	01/23/2014	(913)	(1,504)
	0.529%	11/12/2013	02/20/2014	(1,053)	(1,751)

Total Sale-Buyback Transactions					$(6,227)

(2)

As of December 31, 2013, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended December 31, 2013 was $4,529 at a weighted average interest rate of 0.455%.

(3)	Payable for sale-buyback transactions includes $17 of deferred price drop on sale-buyback transactions.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2013:

(f)	Securities with an aggregate market value of $5,335 have been pledged as collateral under the terms of the following master agreements as of December 31, 2013.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
SSB	$545	$0	$0	$0	$545	$(557)	$(12)

Master Securities Forward Transaction Agreement
BPS	0	0	(743)	0	(743)	729	(14)
MYI	0	0	(1,324)	0	(1,324)	1,299	(25)
ULW	0	0	(4,160)	0	(4,160)	3,307	(853)

Total Borrowings and Other Financing Transactions	$545	$0	$(6,227)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note February Futures	$124.000	01/24/2014	4	$(2)	$(1)
Call - CBOT U.S. Treasury 10-Year Note February Futures	124.500	01/24/2014	5	(1)	0

				$(3)	$(1)

Total Written Options				$(3)	$(1)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor December Futures	Long	12/2014	9	$(1)	$0	$(1)
3-Month Euribor September Futures	Long	09/2014	8	(1)	0	(1)
10-Year Deliverable Interest Rate Swap March Futures	Short	03/2014	55	50	19	0
90-Day Eurodollar December Futures	Long	12/2014	49	(2)	0	(1)
90-Day Eurodollar June Futures	Long	06/2014	20	0	0	0
90-Day Eurodollar June Futures	Long	06/2015	1	0	0	0
90-Day Eurodollar March Futures	Long	03/2015	4	(1)	0	0
90-Day Eurodollar September Futures	Long	09/2014	35	0	0	0
Australia Government 3-Year Bond March Futures	Long	03/2014	4	1	0	0
Call Options Strike @ EUR 97.125 on 3-Month Euribor December Futures	Short	12/2014	8	(1)	1	0

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Canada Government 10-Year Bond March Futures	Short	03/2014	9	$5	$3	$(4)
Euro-BTP Italy Government Bond March Futures	Long	03/2014	24	9	31	0
Euro-Bund 10-Year Bond March Futures	Short	03/2014	5	5	0	(2)
Put Options Strike @ EUR 94.250 on 3-Month Euribor December Futures	Short	12/2014	8	5	0	0
U.S. Treasury 10-Year Note March Futures	Short	03/2014	23	24	4	0
U.S. Treasury 30-Year Bond March Futures	Short	03/2014	10	26	5	0
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2014	82	(4)	11	(6)
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2014	8	0	0	0
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2014	54	(6)	6	(3)
United Kingdom Government 10-Year Gilt March Futures	Short	03/2014	25	70	0	(18)

Total Futures Contracts				$179	$80	$(36)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR	3.000%	06/20/2023	$	2,800	$(178)	$(22)	$0	$(10)
Receive	3-Month USD-LIBOR	3.000%	12/18/2023		200	1	3	1	0
Pay	6-Month EUR-EURIBOR	2.250%	03/19/2024	EUR	1,000	4	0	3	0
Pay	6-Month GBP-LIBOR	3.000%	03/19/2024	GBP	500	(5)	(14)	4	0
Receive	6-Month GBP-LIBOR	3.500%	03/19/2044		500	(6)	4	0	(7)
Pay	6-Month JPY-LIBOR	1.500%	06/19/2033	JPY	1,150,000	(319)	(257)	0	(66)

						$(503)	$(286)	$8	$(83)

Total Swap Agreements						$(503)	$(286)	$8	$(83)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2013:

Cash of $945 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2013. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$80	$8	$88	$(1)	$(36)	$(83)	$(120)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2014		AUD	277	$		251	$4	$0
	01/2014		GBP	403			658	0	(9)
	01/2014		JPY	49,297			478	10	0
	01/2014	$		4,506		AUD	5,084	33	0
	01/2014			349		EUR	258	6	0
	02/2014		AUD	5,084	$		4,497	0	(33)
	02/2014		JPY	53,300			534	28	0
	02/2014	$		478		JPY	49,297	0	(10)
	09/2015			70		CNY	430	0	0

BPS	01/2014		AUD	267	$		243	5	0
	01/2014	$		19,073		EUR	13,871	10	0
	01/2014			737		GBP	451	9	0
	02/2014		DKK	125	$		23	0	0
	02/2014		EUR	13,872			19,073	0	(10)
	02/2014	$		1,035		AUD	1,148	0	(12)
	02/2014			113		NOK	700	2	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	15

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	03/2014	$		80		MXN	1,038	$0	$(1)

BRC	01/2014		AUD	4,188	$		3,825	86	0
	01/2014		EUR	73			99	0	(1)
	01/2014		NZD	2,624			2,149	0	(9)
	01/2014	$		3,150		GBP	1,935	54	0
	02/2014		GBP	1,935	$		3,149	0	(54)
	02/2014	$		83		JPY	8,600	0	(2)
	04/2014			72		CNY	438	0	0
	09/2015			154			941	0	(1)

CBK	01/2014		AUD	93	$		84	1	0
	01/2014		CAD	427			404	2	0
	01/2014		EUR	284			387	0	(4)
	01/2014		JPY	3,674			36	1	0
	01/2014	$		359		CAD	378	0	(3)
	01/2014			6,760		EUR	4,910	0	(5)
	01/2014			1,530		JPY	157,412	0	(35)
	02/2014		EUR	4,910	$		6,760	5	0
	02/2014	$		311		AUD	350	1	0
	04/2014			104		CNY	633	0	(1)
	09/2015			577			3,492	0	(9)

DUB	01/2014		BRL	333	$		147	6	0
	01/2014	$		142		BRL	333	0	(1)
	01/2014		ZAR	76	$		8	0	0
	02/2014	$		385		EUR	280	0	0
	03/2014		CAD	769	$		722	0	(1)

FBF	01/2014		EUR	6,001			8,117	0	(140)
	01/2014		GBP	2,575			4,170	0	(94)
	01/2014		JPY	21,551			210	6	0

GLM	01/2014	$		500		JPY	51,750	0	(9)
	01/2014			12		RUB	383	0	0
	03/2014		MXN	51,043	$		3,875	3	(14)

GST	04/2014	$		27		CNY	164	0	0

HUS	01/2014		DKK	125	$		23	0	0
	01/2014		NZD	2,009			1,648	0	(4)
	01/2014	$		122		EUR	89	0	0
	01/2014			959		GBP	592	21	0
	02/2014		AUD	630	$		557	0	(4)
	02/2014		JPY	196,351			1,938	73	0
	02/2014	$		72		NOK	440	0	0
	04/2014			48		CNY	292	0	0

JPM	01/2014		AUD	162	$		148	3	0
	01/2014		BRL	67			28	0	0
	01/2014		EUR	12,378			16,656	0	(372)
	01/2014		JPY	40,400			394	10	0
	01/2014		RUB	426			13	0	0
	01/2014	$		30		BRL	67	0	(2)
	02/2014		AUD	133	$		119	0	0
	02/2014		JPY	165,800			1,613	39	0
	02/2014	$		1,057		JPY	109,000	0	(21)
	02/2014			120		NOK	745	2	0
	04/2014			46		CNY	280	0	0
	09/2015			106			640	0	(2)

MSC	01/2014		BRL	263	$		112	1	0
	01/2014	$		112		BRL	263	0	0
	01/2014		ZAR	338	$		33	1	0
	03/2014		MXN	6,128			464	0	(3)
	06/2014			24,577			1,856	0	(1)
	09/2015	$		70		CNY	431	0	0

RBC	01/2014		CAD	140	$		131	0	0
	01/2014		JPY	50,800			504	21	0
	02/2014		CAD	174			163	0	0

RYL	04/2014	$		45		CNY	275	0	0

SCX	01/2014		CNY	8,253	$		1,337	0	(22)

UAG	01/2014		AUD	97			88	2	0
	01/2014	$		1,351		CNY	8,253	9	0
	01/2014			3,781		NZD	4,633	29	0
	02/2014		JPY	230,800	$		2,236	44	0

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	02/2014		NZD	4,633	$		3,774	$0	$(29)
	02/2014		SEK	4,120			623	0	(18)
	04/2014		CNY	8,253			1,350	0	0
	04/2014	$		96		CNY	584	0	(1)

WST	01/2014		EUR	393	$		529	0	(12)
	02/2014	$		170		CAD	181	0	0

Total Forward Foreign Currency Contracts								$527	$(949)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	09/21/2015	$	1,000	$81	$167

Total Purchased Options								$81	$167

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015	$	4,000	$(76)	$(162)

DUB	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	900	(2)	(2)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		900	(2)	0

GLM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400%	01/27/2014	$	2,900	(6)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	01/27/2014		2,900	(15)	(4)

RYL	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	900	(2)	(1)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		900	(2)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	01/27/2014	$	1,200	(4)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	03/03/2014		600	(2)	0

								$(111)	$(169)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BRC	Call - OTC USD versus JPY	JPY	105.500	01/10/2014	$400	$(1)	$(2)

DUB	Put - OTC USD versus JPY		103.000	01/23/2014	300	(2)	(1)

						$(3)	$(3)

Total Written Options						$(114)	$(172)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2013

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in JPY		Premiums
Balance at 12/31/2012	0	$17,200	AUD	0	EUR	0	GBP	0	JPY	0	$(283)
Sales	98	61,561		2,861		9,255		700		100,000	(420)
Closing Buys	0	(25,071)		(700)		0		0		0	183
Expirations	(37)	(31,069)		(2,161)		(5,265)		(700)		(50,000)	300
Exercised	(52)	(10,321)		0		(390)		0		(50,000)	103

Balance at 12/31/2013	9	$12,300	AUD	0	EUR	3,600	GBP	0	JPY	0	$(117)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	17

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2013 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Jones Group, Inc.	(5.000%	)	12/20/2014	0.391%	$ 200	$(13)	$3	$0	$(10)
	Universal Health Services, Inc.	(1.250%	)	06/20/2016	0.323%	1,000	0	(23)	0	(23)
	Viacom, Inc.	(1.110%	)	12/20/2017	0.303%	200	0	(6)	0	(6)

BRC	Marsh & McLennan Cos., Inc.	(1.160%	)	09/20/2014	0.042%	200	0	(2)	0	(2)

							$(13)	$(28)	$0	$(41)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2013 (3)	Notional Amount (4)	Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BOA	Japan Government International Bond	1.000%	06/20/2018	0.326%	$ 200	$3	$3	$6	$0

BRC	Japan Government International Bond	1.000%	06/20/2018	0.326%	200	4	2	6	0

DUB	Japan Government International Bond	1.000%	06/20/2018	0.326%	400	8	4	12	0

GST	Japan Government International Bond	1.000%	06/20/2018	0.326%	400	8	4	12	0

MYC	Japan Government International Bond	1.000%	06/20/2018	0.326%	200	3	3	6	0

						$26	$16	$42	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	28-Day MXN-TIIE	5.520%	09/07/2018	MXN	2,000	$0	$1	$1	$0

HUS	Pay	28-Day MXN-TIIE	5.000%	06/11/2018		3,500	(5)	2	0	(3)

JPM	Pay	28-Day MXN-TIIE	5.530%	09/11/2018		1,300	0	0	0	0

MYC	Pay	28-Day MXN-TIIE	6.590%	12/08/2015		1,100	(1)	5	4	0

							$(6)	$8	$5	$(3)

Total Swap Agreements							$7	$(4)	$47	$(44)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2013:

(i)	Securities with an aggregate market value of $290 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Foward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$81	$167	$7	$255	$(52)	$(162)	$(39)	$(253)	$2	$0	$2
BPS	26	0	0	26	(23)	0	0	(23)	3	0	3
BRC	140	0	6	146	(67)	(2)	(2)	(71)	75	0	75
CBK	10	0	0	10	(57)	0	0	(57)	(47)	0	(47)
DUB	6	0	12	18	(2)	(3)	0	(5)	13	0	13
FBF	6	0	0	6	(234)	0	0	(234)	(228)	0	(228)
GLM	3	0	0	3	(23)	(4)	0	(27)	(24)	0	(24)
GST	0	0	12	12	0	0	0	0	12	0	12
HUS	94	0	0	94	(8)	0	(3)	(11)	83	0	83
JPM	54	0	0	54	(397)	0	0	(397)	(343)	290	(53)
MSC	2	0	0	2	(4)	0	0	(4)	(2)	(350)	(352)
MYC	0	0	10	10	0	0	0	0	10	(30)	(20)
RBC	21	0	0	21	0	0	0	0	21	0	21
RYL	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
SCX	0	0	0	0	(22)	0	0	(22)	(22)	0	(22)
UAG	84	0	0	84	(48)	0	0	(48)	36	0	36
WST	0	0	0	0	(12)	0	0	(12)	(12)	0	(12)

Total Over the Counter	$527	$167	$47	$741	$(949)	$(172)	$(44)	$(1,165)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$80	$80
Swap Agreements	0	0	0	0	8	8

	$0	$0	$0	$0	$88	$88

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$527	$0	$527
Purchased Options	0	0	0	0	167	167
Swap Agreements	0	42	0	0	5	47

	$0	$42	$0	$527	$172	$741

	$0	$42	$0	$527	$260	$829

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	36	36
Swap Agreements	0	0	0	0	83	83

	$0	$0	$0	$0	$120	$120

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$949	$0	$949
Written Options	0	0	0	3	169	172
Swap Agreements	0	41	0	0	3	44

	$0	$41	$0	$952	$172	$1,165

	$0	$41	$0	$952	$292	$1,285

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	19

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$14	$14
Futures	0	0	0	0	278	278
Swap Agreements	0	0	0	0	(543)	(543)

	$0	$0	$0	$0	$(251)	$(251)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(855)	$0	$(855)
Written Options	0	0	0	14	229	243
Swap Agreements	0	100	0	1,392	515	2,007

	$0	$100	$0	$551	$744	$1,395

	$0	$100	$0	$551	$493	$1,144

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$2	$2
Futures	0	0	0	0	164	164
Swap Agreements	0	0	0	0	58	58

	$0	$0	$0	$0	$224	$224

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$686	$0	$686
Purchased Options	0	0	0	0	88	88
Written Options	0	0	0	1	(58)	(57)
Swap Agreements	0	(75)	0	(592)	(413)	(1,080)

	$0	$(75)	$0	$95	$(383)	$(363)

	$0	$(75)	$0	$95	$(159)	$(139)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Australia
Corporate Bonds & Notes	$0	$2,003	$0	$2,003
Mortgage-Backed Securities	0	119	0	119
Sovereign Issues	0	112	0	112
Canada
Sovereign Issues	0	688	0	688
Cayman Islands
Asset-Backed Securities	0	108	0	108
Denmark
Corporate Bonds & Notes	0	4	0	4
France
Corporate Bonds & Notes	0	2,907	0	2,907
Sovereign Issues	0	9,141	0	9,141
Germany
Corporate Bonds & Notes	0	728	0	728
Sovereign Issues	0	1,670	0	1,670
Ireland
Asset-Backed Securities	0	240	0	240
Italy
Asset-Backed Securities	0	178	0	178
Mortgage-Backed Securities	0	338	0	338
Sovereign Issues	0	4,335	0	4,335
Luxembourg
Corporate Bonds & Notes	0	140	0	140
Mexico
Sovereign Issues	0	313	0	313

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Netherlands
Asset-Backed Securities	$0	$338	$0	$338
New Zealand
Sovereign Issues	0	3,795	0	3,795
Norway
Sovereign Issues	0	403	0	403
Slovenia
Sovereign Issues	0	571	0	571
Spain
Corporate Bonds & Notes	0	562	0	562
Sovereign Issues	0	7,085	0	7,085
Supranational
Corporate Bonds & Notes	0	2,187	0	2,187
Sweden
Corporate Bonds & Notes	0	420	0	420
Sovereign Issues	0	209	0	209
United Kingdom
Mortgage-Backed Securities	0	1,669	0	1,669
Sovereign Issues	0	3,197	0	3,197
United States
Asset-Backed Securities	0	1,085	0	1,085
Corporate Bonds & Notes	0	2,799	0	2,799
Mortgage-Backed Securities	0	3,714	161	3,875
Municipal Bonds & Notes	0	350	0	350
Preferred Securities	0	21	460	481
U.S. Government Agencies	0	1,812	1,942	3,754
U.S. Treasury Obligations	0	907	0	907

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Short-Term Instruments
Repurchase Agreements	$0	$545	$0	$545
Mexico Treasury Bills	0	5,836	0	5,836
U.S. Treasury Bills	0	290	0	290
	$0	$60,819	$2,563	$63,382

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$4,935	$0	$0	$4,935

Total Investments	$4,935	$60,819	$2,563	$68,317

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$80	$8	$0	$88
Over the counter	0	741	0	741
	$80	$749	$0	$829

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(36)	(84)	0	(120)
Over the counter	0	(1,165)	0	(1,165)
	$(36)	$(1,249)	$0	$(1,285)

Totals	$4,979	$60,319	$2,563	$67,861

Assets and liabilities valued at $21 transferred from Level 1 to Level 2 during the period ended December 31, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2013:

Category and Subcategory	Beginning Balance at 12/31/2012	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2013 (1)
Investments in Securities, at Value
United States
Mortgage-Backed Securities	$0	$0	$0	$0	$0	$0	$161	$0	$161	$0
Preferred Securities	477	0	0	0	0	(17)	0	0	460	(17)
U.S. Government Agencies	2,181	0	(242)	0	0	3	0	0	1,942	4

Totals	$2,658	$0	$(242)	$0	$0	$(14)	$161	$0	$2,563	$(13)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
United States
Mortgage-Backed Securities	$161	Third Party Vendor	Broker Quote	86.00
Preferred Securities	460	Benchmark Pricing	Base Price	$7,081.90
U.S. Government Agencies	1,942	Third Party Vendor	Broker Quote	100.52-101.04

Total	$2,563

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	21

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the

Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid and are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period and are included in net change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the

ANNUAL REPORT	DECEMBER 31, 2013	23

Notes to Financial Statements (Cont.)

value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■	Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 1 or 2 as of period end have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are a result of a change, in the normal course of business, from the use of an exchange traded price or a trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and

ANNUAL REPORT	DECEMBER 31, 2013	25

Notes to Financial Statements (Cont.)

are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into which may result in a realized gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

(“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA”

or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2013 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
$1,919	$65,114	$(62,100)	$2	$0	$4,935	$15	$0

As of December 31, 2013, three shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 60% of the Portfolio.

ANNUAL REPORT	DECEMBER 31, 2013	27

Notes to Financial Statements (Cont.)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the

ANNUAL REPORT	DECEMBER 31, 2013	29

Notes to Financial Statements (Cont.)

Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2013 for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or

“cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements. As mentioned earlier in this report, the U.S. is currently experiencing historically low interest rates. This combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, the fixed income securities are currently facing

ANNUAL REPORT	DECEMBER 31, 2013	31

Notes to Financial Statements (Cont.)

increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair the performance of the Portfolio.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative,

ANNUAL REPORT	DECEMBER 31, 2013	33

Notes to Financial Statements (Cont.)

recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2013, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$84	$2,009

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2013, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$21,231	$27,942	$55,727	$71,062

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2013		Year Ended 12/31/2012
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	0	$0
Administrative Class	1,848	19,667	1,601	17,277
Issued as reinvestment of distributions
Institutional Class	0	2	0	1
Administrative Class	503	5,145	415	4,469
Cost of shares redeemed
Institutional Class	0	0	0	0
Administrative Class	(3,037)	(32,326)	(2,348)	(24,939)
Net (decrease) resulting from Portfolio share transactions	(686)	$(7,512)	(332)	$(3,192)

As of December 31, 2013, three shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 60% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2013, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2010-2012, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2013, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$1,136	$264	$(38)	$(1,353)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through December 31, 2013 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2013 through December 31, 2013, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

ANNUAL REPORT	DECEMBER 31, 2013	35

Notes to Financial Statements (Cont.)

December 31, 2013

As of December 31, 2013, the Portfolio had no accumulated capital losses.

As of December 31, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$68,026	$1,910	$(1,618)	$291

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2013 and December 31, 2012, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2013	$4,879	$267	$—
12/31/2012	$4,195	$274	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

36	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2014

ANNUAL REPORT	DECEMBER 31, 2013	37

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	MSC	Morgan Stanley & Co., Inc.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.	ULW	UBS Ltd.
FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC	WST	Westpac Banking Corp.
GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	NZD	New Zealand Dollar
BRL	Brazilian Real	GBP	British Pound	RUB	Russian Ruble
CAD	Canadian Dollar	JPY	Japanese Yen	SEK	Swedish Krona
CNY	Chinese Renminbi	MXN	Mexican Peso	USD (or $)	United States Dollar
DKK	Danish Krone	NOK	Norwegian Krone	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over-the-Counter

Other Abbreviations:
ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	NCUA	National Credit Union Administration
BABs	Build America Bonds	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CLO	Collateralized Loan Obligation	MBS	Mortgage-Backed Security

38	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.27%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2013	39

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	172	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian* (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Vice President	11/2013 to Present Treasurer 08/1997 to 11/2013	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

* Effective February 3, 2014, Dr. El-Erian no longer serves as a Senior Vice President of the Trust.

ANNUAL REPORT	DECEMBER 31, 2013	41

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

42	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 12-13, 2013, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2014. The Board also considered and approved for an additional one-year term through August 31, 2014, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2014.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreement are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust and the independent Trustees.

The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 12-13, 2013 meeting. The independent Trustees also met with counsel to the Trust and the independent Trustees on August 2, 2013 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

ANNUAL REPORT	DECEMBER 31, 2013	43

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2012, including, but not limited to, undertaking significant technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2013. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2013 and other performance data, as available, for the periods ended June 30, 2013 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2013 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 12-13, 2013 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2013.

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Board noted that, for periods ending May 31, 2013, the Administrative Class of 71%, 92% and 100% of the Portfolios outperformed their Lipper category median in the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 86% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2013 (based on the performance of the Administrative Class). The Board also noted that ten of 13 Portfolios, representing 93% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2013, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $23 billion as of May 31, 2013.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expense ratios in their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the size of the assets under management with PIMCO, the manner in which similar portfolios may be managed, different requirements with

ANNUAL REPORT	DECEMBER 31, 2013	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively; had been reduced for some Portfolios over time; had been held steady for most Portfolios as assets grew, or declined in the case of some Portfolios; and continued to be competitive compared with peers. The Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. The Trustees noted that the benefits of the unified fee were apparent during the recent financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC supported the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and in return for the fees paid to RALLC by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2013	47

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT21AR_123113

Your Global Investment Authority

PIMCO Variable Insurance Trust

-

Annual Report

December 31, 2013

PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Share Class

■	Institutional

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	37
Glossary	38
Federal Income Tax Information	39
Management of the Trust	40
Privacy Policy	42
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	43

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2013. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

The past twelve months were marked by ongoing periods of heightened bond market volatility brought on by uncertainty around central bank monetary and fiscal policy, geopolitical concerns, and a slower than hoped for rebound in the global economy. Following a particularly bumpy third quarter, however, all financial markets completed the year along a relatively smoother path. Federal Reserve (“Fed”) Chairman Ben Bernanke laid the groundwork in September, when he clarified the Fed’s commitment to maintain its quantitative easing (“QE”) bond purchase program of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero-bound range. The nomination of Janet Yellen to the Chairmanship further helped to reassure investors that the Fed would be committed to the continuation of their accommodative policies.

As investors were made particularly aware, beginning in mid-May conditions in financial markets deteriorated rapidly as markets reacted to signals by the Fed that it might begin to slow the pace of its asset purchases. This shift in tone fueled a broad-based sell-off within fixed income assets throughout the summer, undermining market liquidity and sending yields higher across the risk spectrum.

By mid-September, however, the Fed announced its intent to delay any tapering until more convincing indicators of economic growth become apparent and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore higher) and a rally across most equity markets. The Fed also maintained the Federal Funds Rate within a narrow range of zero to 25 basis points. Into October, investors were once again kept on edge by the uncertain fiscal policy and political landscape—namely the partial shutdown of the U.S. government that began during the first week of October, the ongoing debt ceiling negotiations between the White House and Congress, and confirmation proceedings for the next Fed Chairman. Investors were relieved by the last-minute deal announced on October 17 that reached an agreement to reopen the U.S. government and raise the debt ceiling.

In November, relative calm prevailed across most fixed income markets, and equity markets continued to rally. The European Central Bank (“ECB”) reduced their main policy rate (or the interest rate at which it lends money to banks) by 25 basis points to 0.25%, likely due to their concern over lower than expected inflation and a weak global growth outlook. The Bank of England (“BOE”) unanimously voted to leave its main policy rate unchanged amid a pickup in economic growth and expectations that this would lead to an eventual decline in the U.K. unemployment rate.

Towards the latter part of December, the Fed announced that beginning in January 2014 it intends to gradually exit its bond-buying program, by reducing it from $85 billion to $75 billion spread equally across mortgage and U.S. Treasury purchases. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee (“FOMC”) provided even greater assurances that the policy rate would remain near a zero-bound range until signs of sustainable growth are more broadly evident in the U.S. economy. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

U.S. Treasuries underperformed most other developed sovereign bond markets on a hedged basis as investors reacted to the various Fed announcements regarding the tapering of their QE bond purchase program. In particular, U.S. Treasury yields rose to their highest level in late December as investors reacted to the Fed’s announcement that it would begin the reduction of its asset purchases starting in January 2014. This decision was made on the back of improving economic data, which included a lower unemployment rate, respectable monthly job reports, and improving housing fundamentals. The benchmark ten-year U.S. Treasury note yielded 3.03% at the end of the reporting period, as compared to 1.76% on December 31, 2012. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 2.02% for the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 8.61% over the period, underperforming nominal U.S. Treasuries. U.S. TIPS sold off, particularly during the second quarter of the reporting period, as the market began to price in the inevitable Fed tapering decision, which was officially announced in December. The decision by the Fed to initiate the tapering of asset purchases was validated via stronger jobs and GDP data, with continual weaker inflation data adding further pressure to U.S. TIPS valuations towards the latter part of the period. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 9.52% over the period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries even with the Fed’s announcement that it would begin to reduce its asset purchases in January 2014. The announcement, however, did lead to differentiated performance among coupons, with lower coupons underperforming, as these bonds have been the largest beneficiaries of Fed purchases. Prices for non-Agency mortgages rose on limited outstanding supply, improving risk appetite and ongoing signs of recovery in the housing sector. Commercial MBS also outperformed amid strong investor demand and a continued rebound in property valuations.

■

The U.S. investment grade credit market, as measured by the Barclays U.S. Credit Index, declined 2.01% for the period, but outperformed like-duration U.S. Treasuries as spreads tightened, ending the year at the lowest level since the global financial crisis began. This positive performance was supported by improving global growth fundamentals and continued easy monetary policy. The high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 7.42% for the period. The sector was one of the best-performing fixed income sectors, benefiting from relatively sound fundamentals and investor demand for higher yielding assets with lower interest rate sensitivity.

■

Emerging markets (“EM”) external debt underperformed U.S. Treasuries during the year and was impacted by the second quarter sell-off. Country-specific stories and the risk-on market sentiment following the Fed tapering announcement supported lower spreads in the fourth quarter, particularly in December. EM local assets particularly underperformed U.S. Treasuries during the period, as weaker EM currencies and increases in local yields weighed on overall returns.

■

Developed market equities posted strong performance in 2013, despite a period marked by considerable volatility and uncertainty around central bank policy. U.S. equities, as measured by the S&P 500 Index, returned 32.39%. Global equities, as represented by the MSCI All Country World Index Net USD and MSCI World Index, returned 22.80% and 26.68%, respectively. Emerging market equities (“EM”), as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.60%. EM equities underperformed developed market equities due to declining earnings growth and rising interest rates in the U.S. which placed pressure on local EM currencies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2014

ANNUAL REPORT	DECEMBER 31, 2013	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, operational risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

4	PIMCO VARIABLE INSURANCE TRUST

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2013 to December 31, 2013.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2013	5

PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown‡

United States	19.4%
France	17.6%
Short-Term Instruments	17.0%
Spain	11.2%
Italy	7.1%
United Kingdom	7.1%
New Zealand	5.6%
Other	15.0%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	1 Year	5 Years	10 Years	Class Inception (04/10/2000)
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) Institutional Class	0.65%	8.48%	5.66%	5.92%
JPMorgan GBI Global ex-US Index Hedged in USD±	1.39%	3.35%	4.36%	4.76%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.79% for Institutional Class shares.

± JPMorgan GBI Global ex-US Index Hedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars of major non-U.S. bond markets. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/13)	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,020.20	$1,021.22
Expenses Paid During Period†	$4.02	$4.02
Net Annualized Expense Ratio	0.79%	0.79%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

Portfolios managed to U.S. dollar-hedged benchmarks are hedged to the U.S. dollar. On a total return basis, portfolios that were hedged to the U.S. dollar generally outperformed unhedged portfolios over the reporting period, as the U.S. dollar outperformed most major currencies.

»

Positions in non-Agency mortgage-backed securities (“MBS”), European residential MBS (“RMBS”) and high yield debt contributed to performance as spreads on these securities tightened over the reporting period.

»

An underweight to duration (or sensitivity to changes in market interest rates) in the U.S. during the first and fourth quarters of the reporting period contributed to performance as U.S. dollar-swap rates rose during these periods.

»	An underweight to the Japanese yen contributed to performance as the currency depreciated versus the U.S. dollar over the reporting period.

»	An underweight to duration in Japan, particularly during the first quarter of the reporting period, detracted from performance as Japanese sovereign yields fell.

»	Underweight positions to duration in Italy and Spain detracted from performance as the spread over EUR-swaps for these countries’ sovereign debt tightened.

»

An overweight to the Brazilian real and the Mexican peso during the second quarter of the reporting period detracted from performance as both currencies depreciated relative to the U.S. dollar during this period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Selected Per Share Data for the Year Ended:	12/31/2013	12/31/2012	12/31/2011	12/31/2010	12/31/2009

Institutional Class
Net asset value beginning of year	$10.80	$10.33	$9.98	$9.64	$9.58
Net investment income (a)	0.23	0.27	0.25	0.22	0.38
Net realized/unrealized gain (loss)	(0.16)	0.85	0.43	0.60	1.11
Total income from investment operations	0.07	1.12	0.68	0.82	1.49
Dividends from net investment income	(0.22)	(0.26)	(0.23)	(0.20)	(0.34)
Distributions from net realized capital gains	(0.60)	(0.39)	(0.10)	(0.28)	(1.07)
Tax basis return of capital	0.00	0.00	0.00	0.00	(0.02)
Total distributions	(0.82)	(0.65)	(0.33)	(0.48)	(1.43)
Net asset value end of year	$10.05	$10.80	$10.33	$9.98	$9.64
Total return	0.65%	11.00%	6.91%	8.64%	15.77%
Net assets end of year (000s)	$22	$21	$19	$18	$16
Ratio of expenses to average net assets	0.77%	0.79%	0.76%	0.75%	0.76%
Ratio of expenses to average net assets excluding interest expense	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	2.18%	2.54%	2.45%	2.21%	3.82%
Portfolio turnover rate	127%*	356%*	218%*	130%*	459%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	7

Statement of Assets and Liabilities PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands, except per share amounts)	December 31, 2013

Assets:
Investments, at value
Investments in securities*	$63,382
Investments in Affiliates	4,935
Financial Derivative Instruments
Exchange-traded or centrally cleared	88
Over the counter	741
Deposits with counterparty	945
Foreign currency, at value	434
Receivable for investments sold	1,488
Receivable for investments sold on a delayed-delivery basis	4,142
Receivable for Portfolio shares sold	29
Interest and dividends receivable	509
Dividends receivable from Affiliates	1
Other assets	8
76,702

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$6,227
Financial Derivative Instruments
Exchange-traded or centrally cleared	120
Over the counter	1,165
Payable for investments purchased	2,447
Payable for investments in Affiliates purchased	1
Deposits from counterparty	380
Payable for Portfolio shares redeemed	112
Accrued investment advisory fees	14
Accrued supervisory and administrative fees	28
Accrued servicing fees	9
Reimbursement to PIMCO	1
10,504

Net Assets	$66,198

Net Assets Consist of:
Paid in capital	$66,190
(Overdistributed) net investment income	(491)
Accumulated undistributed net realized gain	535
Net unrealized (depreciation)	(36)
$66,198

Net Assets:
Institutional Class	$22
Administrative Class	66,176

Shares Issued and Outstanding:
Institutional Class	2
Administrative Class	6,584

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.05
Administrative Class	10.05

Cost of Investments in Securities	$62,855
Cost of Investments in Affiliates	$4,935
Cost of Foreign Currency Held	$433
Cost or Premiums of Financial Derivative Instruments, net	$(29)

* Includes repurchase agreements of:	$545

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands)	Year Ended December 31, 2013

Investment Income:
Interest	$2,066
Dividends	18
Dividends from Investments in Affiliates	15
Total Income	2,099

Expenses:
Investment advisory fees	178
Supervisory and administrative fees	355
Servicing fees - Administrative Class	107
Trustees’ fees	1
Interest expense	13
Total Expenses	654

Net Investment Income	1,445

Net Realized Gain (Loss):
Investments in securities	973
Investments in Affiliates	2
Exchange-traded or centrally cleared financial derivative instruments	(251)
Over the counter financial derivative instruments	1,395
Foreign currency	(1,181)
Net Realized Gain	938

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(2,366)
Exchange-traded or centrally cleared financial derivative instruments	224
Over the counter financial derivative instruments	(363)
Foreign currency assets and liabilities	460
Net Change in Unrealized (Depreciation)	(2,045)
Net (Loss)	(1,107)

Net Increase in Net Assets Resulting from Operations	$338

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	9

Statements of Changes in Net Assets PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands)	Year Ended December 31, 2013	Year Ended December 31, 2012

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$1,445	$1,796
Net realized gain	938	3,444
Net change in unrealized appreciation (depreciation)	(2,045)	2,427
Net increase resulting from operations	338	7,667

Distributions to Shareholders:
From net investment income
Institutional Class	(0)^	(0)^
Administrative Class	(1,328)	(1,693)
From net realized capital gains
Institutional Class	(1)	(1)
Administrative Class	(3,817)	(2,775)

Total Distributions	(5,146)	(4,469)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(7,512)	(3,192)

Net Increase (Decrease) in Capital	(12,320)	6

Net Assets:
Beginning of year	78,518	78,512
End of year*	$66,198	$78,518

* Including undistributed (overdistributed) net investment income of:	$(491)	$565

**	See note 12 in the Notes to Financial Statements.
^	Amount is less than $500.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

December 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 95.7%

AUSTRALIA 3.4%

CORPORATE BONDS & NOTES 3.0%
Australia & New Zealand Banking Group Ltd.
1.000% due 10/06/2016		$700	$705
Commonwealth Bank of Australia
3.492% due 08/13/2014		500	510
Westpac Banking Corp.
1.250% due 12/14/2018		800	788

			2,003

MORTGAGE-BACKED SECURITIES 0.2%
Puma Finance Ltd.
3.015% due 08/22/2037	AUD	60	53
Torrens Trust
3.035% due 10/19/2038		76	66

			119

SOVEREIGN ISSUES 0.2%
New South Wales Treasury Corp. CPI Linked Bond
2.750% due 11/20/2025		100	112

Total Australia (Cost $2,257)			2,234

CANADA 1.0%

SOVEREIGN ISSUES 1.0%
Province of British Columbia
4.300% due 06/18/2042	CAD	100	99
Province of Ontario
1.900% due 09/08/2017		500	470
6.200% due 06/02/2031		100	119

Total Canada (Cost $707)			688

CAYMAN ISLANDS 0.2%

ASSET-BACKED SECURITIES 0.2%
Kingsland Ltd.
0.494% due 06/13/2019		$41	41
Stanfield Bristol CLO Ltd.
0.501% due 10/15/2019		68	67

Total Cayman Islands (Cost $107)			108

DENMARK 0.0%

CORPORATE BONDS & NOTES 0.0%
Nykredit Realkredit A/S
6.000% due 10/01/2029	DKK	17	4

Total Denmark (Cost $2)			4

FRANCE 18.2%

CORPORATE BONDS & NOTES 4.4%
Dexia Credit Local S.A.
0.717% due 04/29/2014		$400	401
2.750% due 01/10/2014		1,800	1,801
2.750% due 04/29/2014		700	705

			2,907

SOVEREIGN ISSUES 13.8%
Caisse d’Amortissement de la Dette Sociale
3.500% due 07/01/2014		300	304
France Government Bond
1.000% due 05/25/2018	EUR	3,000	4,119

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.000% due 11/25/2018	EUR	1,200	$1,634
3.250% due 05/25/2045		200	265
3.750% due 04/25/2017		800	1,212
4.000% due 10/25/2038		400	614
4.500% due 04/25/2041		600	993

			9,141

Total France (Cost $11,738)			12,048

GERMANY 3.6%

CORPORATE BONDS & NOTES 1.1%
KFW
6.250% due 05/19/2021	AUD	400	390
Landwirtschaftliche Rentenbank
4.250% due 01/24/2023		400	338

			728

SOVEREIGN ISSUES 2.5%
Republic of Germany
0.100% due 04/15/2023 (c)	EUR	103	139
1.500% due 05/15/2023		100	133
2.000% due 08/15/2023		100	138
2.500% due 07/04/2044		200	261
4.000% due 01/04/2037		600	999

			1,670

Total Germany (Cost $2,483)			2,398

IRELAND 0.4%

ASSET-BACKED SECURITIES 0.4%
Race Point CLO Ltd.
0.504% due 04/15/2020		$242	240

Total Ireland (Cost $238)			240

ITALY 7.4%

ASSET-BACKED SECURITIES 0.3%
Berica Asset-Backed Security SRL
0.593% due 12/30/2055	EUR	134	178

MORTGAGE-BACKED SECURITIES 0.5%
Berica Residential MBS SRL
0.537% due 03/31/2048		262	338

SOVEREIGN ISSUES 6.6%
Italy Buoni Poliennali Del Tesoro
3.500% due 11/01/2017		400	574
3.500% due 06/01/2018		500	716
4.500% due 02/01/2018		100	149
4.500% due 03/01/2024		100	143
4.750% due 06/01/2017		800	1,193
5.250% due 08/01/2017		800	1,215
Italy Government International Bond
6.000% due 08/04/2028	GBP	200	345

			4,335

Total Italy (Cost $4,580)			4,851

LUXEMBOURG 0.2%

CORPORATE BONDS & NOTES 0.2%
Fiat Finance & Trade S.A.
6.125% due 07/08/2014	EUR	100	140

Total Luxembourg (Cost $132)			140

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MEXICO 0.5%

SOVEREIGN ISSUES 0.5%
Mexico Government International Bond
8.000% due 06/11/2020	MXN	2,500	$215
10.000% due 12/05/2024		1,000	98

Total Mexico (Cost $326)			313

NETHERLANDS 0.5%

ASSET-BACKED SECURITIES 0.5%
Cadogan Square CLO BV
0.562% due 01/17/2023	EUR	251	338

Total Netherlands (Cost $328)			338

NEW ZEALAND 5.7%

SOVEREIGN ISSUES 5.7%
New Zealand Government Bond
5.000% due 03/15/2019	NZD	1,700	1,449
5.500% due 04/15/2023		1,000	871
6.000% due 05/15/2021		1,300	1,167
New Zealand Government CPI Linked Bond
2.000% due 09/20/2025		400	308

Total New Zealand (Cost $3,793)			3,795

NORWAY 0.6%

SOVEREIGN ISSUES 0.6%
Kommunalbanken A/S
0.626% due 03/27/2017		$400	403

Total Norway (Cost $400)			403

SLOVENIA 0.9%

SOVEREIGN ISSUES 0.9%
Slovenia Government International Bond
4.700% due 11/01/2016	EUR	400	571

Total Slovenia (Cost $538)			571

SPAIN 11.6%

CORPORATE BONDS & NOTES 0.9%
Banco Bilbao Vizcaya Argentaria S.A.
3.000% due 10/09/2014	EUR	200	280
Banco Espanol de Credito S.A.
4.250% due 09/16/2014		200	282

			562

SOVEREIGN ISSUES 10.7%
Autonomous Community of Madrid
4.305% due 03/06/2014		400	554
Instituto de Credito Oficial
2.044% due 03/25/2014		100	138
6.125% due 02/27/2014	AUD	200	178
Spain Government International Bond
3.750% due 10/31/2018	EUR	3,500	5,042
4.400% due 10/31/2023		400	561
4.500% due 01/31/2018		100	148
Xunta de Galicia
6.131% due 04/03/2018		300	464

			7,085

Total Spain (Cost $7,410)			7,647

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	11

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SUPRANATIONAL 3.3%

CORPORATE BONDS & NOTES 3.3%
Council of Europe Development Bank
5.625% due 12/14/2015	AUD	800	$747
EUROFIMA
5.625% due 10/24/2016		200	188
European Investment Bank
6.000% due 08/06/2020		700	671
Inter-American Development Bank
6.000% due 02/26/2021		600	581

Total Supranational (Cost $2,562)			2,187

SWEDEN 0.9%

CORPORATE BONDS & NOTES 0.6%
Skandinaviska Enskilda Banken AB
3.000% due 06/20/2018	SEK	1,500	238
Swedbank Hypotek AB
3.750% due 12/20/2017		1,100	182

			420

SOVEREIGN ISSUES 0.3%
Sweden Government International Bond
4.250% due 03/12/2019		1,200	209

Total Sweden (Cost $619)			629

UNITED KINGDOM 7.3%

MORTGAGE-BACKED SECURITIES 2.5%
Eurosail PLC
0.683% due 06/10/2044	GBP	64	102
Fosse Master Issuer PLC
2.617% due 10/18/2054		200	337
Granite Master Issuer PLC
0.507% due 12/20/2054		$100	96
Mansard Mortgages PLC
1.175% due 12/15/2049	GBP	321	515
Newgate Funding PLC
1.525% due 12/15/2050		400	619

			1,669

SOVEREIGN ISSUES 4.8%
United Kingdom Gilt
3.250% due 01/22/2044		400	613
4.250% due 06/07/2032 (f)		500	911
4.250% due 03/07/2036		100	182
4.250% due 12/07/2040 (f)		400	734
4.500% due 09/07/2034 (f)		300	565
4.500% due 12/07/2042		100	192

			3,197

Total United Kingdom (Cost $4,418)			4,866

UNITED STATES 20.0%

ASSET-BACKED SECURITIES 1.6%
Amortizing Residential Collateral Trust
0.745% due 07/25/2032		$1	1
0.865% due 10/25/2031		2	2
Amresco Residential Securities Mortgage Loan Trust
1.105% due 06/25/2029		1	1
Bear Stearns Asset-Backed Securities Trust
0.235% due 12/25/2036		15	15
Credit Suisse First Boston Mortgage Securities Corp.
0.785% due 01/25/2032		1	1

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
First Alliance Mortgage Loan Trust
0.168% due 12/20/2027		$1	$1
Home Equity Mortgage Loan Asset-Backed Trust
0.615% due 08/25/2035		200	196
Long Beach Mortgage Loan Trust
0.725% due 10/25/2034		12	12
Morgan Stanley Mortgage Loan Trust
5.919% due 09/25/2046 ^		227	139
Residential Asset Securities Corp. Trust
0.665% due 07/25/2032 ^		2	2
SLM Student Loan Trust
0.738% due 10/25/2017		183	184
1.738% due 04/25/2023		513	529
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
0.745% due 01/25/2033		2	2

			1,085

CORPORATE BONDS & NOTES 4.2%
Ally Financial, Inc.
3.645% due 06/20/2014		200	204
4.625% due 06/26/2015		100	104
BA Covered Bond Issuer
4.250% due 08/03/2017	EUR	200	303
CIT Group, Inc.
5.250% due 04/01/2014		$300	304
International Lease Finance Corp.
6.750% due 09/01/2016		200	224
Jones Group, Inc.
5.125% due 11/15/2014		200	206
Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 ^		200	44
Universal Health Services, Inc.
7.125% due 06/30/2016		1,000	1,131
WM Covered Bond Program
4.375% due 09/16/2014	EUR	200	279

			2,799

MORTGAGE-BACKED SECURITIES 5.9%
American Home Mortgage Investment Trust
1.849% due 09/25/2045		$90	83
Banc of America Mortgage Trust
2.932% due 02/25/2036 ^		77	66
Bear Stearns Adjustable Rate Mortgage Trust
2.548% due 08/25/2033		5	4
2.600% due 03/25/2035		78	78
2.793% due 03/25/2035		8	8
5.145% due 08/25/2035		23	23
Bear Stearns Alt-A Trust
0.325% due 02/25/2034		93	87
2.550% due 11/25/2035 ^		56	43
2.700% due 03/25/2036 ^		117	81
2.708% due 09/25/2035		62	55
2.801% due 08/25/2036 ^		70	50
Bear Stearns Structured Products, Inc.
2.591% due 12/26/2046		51	31
Citigroup Mortgage Loan Trust, Inc.
2.200% due 09/25/2035		14	14
2.290% due 09/25/2035		24	24
Countrywide Alternative Loan Trust
0.377% due 03/20/2046		118	85
0.445% due 02/25/2037		101	76
1.071% due 12/25/2035		144	110
1.485% due 11/25/2035		25	19
5.250% due 06/25/2035 ^		19	16

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Home Loan Mortgage Pass-Through Trust
0.395% due 05/25/2035	$48	$42
0.485% due 03/25/2035	104	80
0.495% due 02/25/2035	12	11
2.504% due 11/25/2034	16	15
2.826% due 08/25/2034	50	44
Credit Suisse First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	2	2
CSMC Mortgage-Backed Trust
5.863% due 02/25/2037 ^	238	135
DBUBS Mortgage Trust
0.246% due 11/10/2046 (a)	400	7
1.382% due 11/10/2046 (a)	950	35
GSR Mortgage Loan Trust
2.627% due 01/25/2036 ^	138	130
HarborView Mortgage Loan Trust
2.530% due 05/19/2033	8	8
IndyMac Mortgage Loan Trust
0.405% due 07/25/2035	42	38
JPMorgan Mortgage Trust
2.430% due 07/27/2037	187	161
2.701% due 02/25/2036 ^	82	73
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.607% due 12/15/2030	12	12
Merrill Lynch Floating Trust
0.706% due 07/09/2021	125	125
Merrill Lynch Mortgage Investors Trust
1.596% due 10/25/2035	22	21
Morgan Stanley Bank of America Merrill Lynch Trust
1.510% due 12/15/2048 (a)	1,286	92
Morgan Stanley Mortgage Loan Trust
2.184% due 06/25/2036	90	84
Residential Accredit Loans, Inc. Trust
0.315% due 02/25/2047	51	29
0.345% due 06/25/2046	411	192
0.375% due 04/25/2046	113	57
Structured Adjustable Rate Mortgage Loan Trust
2.495% due 04/25/2034	15	15
Structured Asset Mortgage Investments Trust
0.375% due 05/25/2046	20	16
0.385% due 05/25/2036	142	104
0.385% due 09/25/2047	200	152
0.395% due 05/25/2045	36	32
0.746% due 07/19/2034	6	6
0.826% due 09/19/2032	4	4
0.866% due 03/19/2034	11	11
1.628% due 08/25/2047	63	55
TBW Mortgage-Backed Trust
5.970% due 09/25/2036	189	41
Thornburg Mortgage Securities Trust
1.415% due 06/25/2047	29	25
5.750% due 06/25/2047	88	84
Wachovia Mortgage Loan Trust LLC
2.597% due 10/20/2035 ^	272	240
WaMu Mortgage Pass-Through Certificates
0.475% due 01/25/2045	12	11
1.123% due 06/25/2046	70	65
1.143% due 02/25/2046	154	145
2.206% due 03/25/2033	21	21
2.207% due 02/27/2034	10	10
2.488% due 03/25/2035	130	129
Washington Mutual MSC Mortgage Pass-Through Certificates
1.079% due 07/25/2046 ^	43	24
Wells Fargo Mortgage-Backed Securities Trust
2.612% due 07/25/2036 ^	115	110

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.619% due 03/25/2036	$159	$157
2.633% due 04/25/2036	16	16
2.636% due 06/25/2035	56	56

		3,875

MUNICIPAL BONDS & NOTES 0.5%
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	200	238
Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	100	112

		350

	SHARES
PREFERRED SECURITIES 0.7%
DG Funding Trust
0.554% due 01/30/2014 (d)	65	460
SLM Corp. CPI Linked Security
3.235% due 01/16/2018	900	21

		481

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 5.7%
Fannie Mae
0.285% due 03/25/2034	$13	13
0.315% due 08/25/2034	8	8
0.515% due 09/25/2042	28	28
0.595% due 11/25/2040	198	198
0.615% due 11/25/2040	238	238
1.344% due 10/01/2044	29	30
2.006% due 12/01/2034	9	10
2.369% due 05/25/2035	26	27

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.485% due 11/01/2034	$74	$79
3.500% due 11/01/2021	97	99
5.480% due 07/01/2018	200	222
6.000% due 07/25/2044	18	20
Freddie Mac
0.667% due 12/15/2032	18	18
0.767% due 12/15/2037	62	63
1.344% due 10/25/2044	80	81
2.345% due 02/01/2029	8	8
2.500% due 03/01/2035	25	25
2.568% due 04/01/2035	157	166
Ginnie Mae
1.625% due 04/20/2028 - 06/20/2030	3	3
2.000% due 04/20/2030 - 05/20/2030	2	2
NCUA Guaranteed Notes
0.639% due 11/05/2020	1,552	1,561
0.729% due 12/08/2020	378	381
Tennessee Valley Authority
6.250% due 12/15/2017	400	474

		3,754

U.S. TREASURY OBLIGATIONS 1.4%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 01/15/2023	809	764
2.375% due 01/15/2025	124	143

		907

Total United States (Cost $13,530)		13,251

SHORT-TERM INSTRUMENTS 10.0%

REPURCHASE AGREEMENTS (e) 0.8%
		545

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MEXICO TREASURY BILLS 8.8%
3.693% due 03/06/2014 -06/26/2014 (b)	MXN	77,000	$5,836

U.S. TREASURY BILLS 0.4%
0.132% due 12/11/2014 (i)		$290	290

Total Short-Term Instruments (Cost $6,687)			6,671

Total Investments in Securities (Cost $62,855)			63,382

		SHARES
INVESTMENTS IN AFFILIATES 7.5%

SHORT-TERM INSTRUMENTS 7.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.5%
PIMCO Short-Term Floating NAV Portfolio		493,243	4,935

Total Short-Term Instruments (Cost $4,935)			4,935

Total Investments in Affiliates (Cost $4,935)			4,935

Total Investments 103.2% (Cost $67,790)			$68,317

Financial Derivative Instruments (g)(h) (0.7%) (Cost or Premiums, net $(29))			(456)

Other Assets and Liabilities, net (2.5%)			(1,663)

Net Assets 100.0%			$66,198

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity, date shown represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2013	01/02/2014	$545	Freddie Mac 2.080% due 10/17/2022	$(557)	$545	$545

Total Repurchase Agreements						$(557)	$545	$545

(1)	Includes accrued interest.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	13

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BPS	0.489%	11/14/2013	02/20/2014	GBP (455)	$(743)
MYI	0.549%	11/14/2013	02/20/2014	(348)	(580)
	0.560%	11/14/2013	02/20/2014	(455)	(744)
ULW	0.509%	10/25/2013	01/23/2014	(545)	(905)
	0.513%	10/25/2013	01/23/2014	(913)	(1,504)
	0.529%	11/12/2013	02/20/2014	(1,053)	(1,751)

Total Sale-Buyback Transactions					$(6,227)

(2)

As of December 31, 2013, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended December 31, 2013 was $4,529 at a weighted average interest rate of 0.455%.

(3)	Payable for sale-buyback transactions includes $17 of deferred price drop on sale-buyback transactions.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2013:

(f)	Securities with an aggregate market value of $5,335 have been pledged as collateral under the terms of the following master agreements as of December 31, 2013.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
SSB	$545	$0	$0	$0	$545	$(557)	$(12)

Master Securities Forward Transaction Agreement
BPS	0	0	(743)	0	(743)	729	(14)
MYI	0	0	(1,324)	0	(1,324)	1,299	(25)
ULW	0	0	(4,160)	0	(4,160)	3,307	(853)

Total Borrowings and Other Financing Transactions	$545	$0	$(6,227)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note February Futures	$124.000	01/24/2014	4	$(2)	$(1)
Call - CBOT U.S. Treasury 10-Year Note February Futures	124.500	01/24/2014	5	(1)	0

				$(3)	$(1)

Total Written Options				$(3)	$(1)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor December Futures	Long	12/2014	9	$(1)	$0	$(1)
3-Month Euribor September Futures	Long	09/2014	8	(1)	0	(1)
10-Year Deliverable Interest Rate Swap March Futures	Short	03/2014	55	50	19	0
90-Day Eurodollar December Futures	Long	12/2014	49	(2)	0	(1)
90-Day Eurodollar June Futures	Long	06/2014	20	0	0	0
90-Day Eurodollar June Futures	Long	06/2015	1	0	0	0
90-Day Eurodollar March Futures	Long	03/2015	4	(1)	0	0
90-Day Eurodollar September Futures	Long	09/2014	35	0	0	0
Australia Government 3-Year Bond March Futures	Long	03/2014	4	1	0	0
Call Options Strike @ EUR 97.125 on 3-Month Euribor December Futures	Short	12/2014	8	(1)	1	0

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Canada Government 10-Year Bond March Futures	Short	03/2014	9	$5	$3	$(4)
Euro-BTP Italy Government Bond March Futures	Long	03/2014	24	9	31	0
Euro-Bund 10-Year Bond March Futures	Short	03/2014	5	5	0	(2)
Put Options Strike @ EUR 94.250 on 3-Month Euribor December Futures	Short	12/2014	8	5	0	0
U.S. Treasury 10-Year Note March Futures	Short	03/2014	23	24	4	0
U.S. Treasury 30-Year Bond March Futures	Short	03/2014	10	26	5	0
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2014	82	(4)	11	(6)
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2014	8	0	0	0
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2014	54	(6)	6	(3)
United Kingdom Government 10-Year Gilt March Futures	Short	03/2014	25	70	0	(18)

Total Futures Contracts				$179	$80	$(36)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR	3.000%	06/20/2023	$	2,800	$(178)	$(22)	$0	$(10)
Receive	3-Month USD-LIBOR	3.000%	12/18/2023		200	1	3	1	0
Pay	6-Month EUR-EURIBOR	2.250%	03/19/2024	EUR	1,000	4	0	3	0
Pay	6-Month GBP-LIBOR	3.000%	03/19/2024	GBP	500	(5)	(14)	4	0
Receive	6-Month GBP-LIBOR	3.500%	03/19/2044		500	(6)	4	0	(7)
Pay	6-Month JPY-LIBOR	1.500%	06/19/2033	JPY	1,150,000	(319)	(257)	0	(66)

						$(503)	$(286)	$8	$(83)

Total Swap Agreements						$(503)	$(286)	$8	$(83)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2013:

Cash of $945 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2013. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$80	$8	$88	$(1)	$(36)	$(83)	$(120)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2014		AUD	277	$		251	$4	$0
	01/2014		GBP	403			658	0	(9)
	01/2014		JPY	49,297			478	10	0
	01/2014	$		4,506		AUD	5,084	33	0
	01/2014			349		EUR	258	6	0
	02/2014		AUD	5,084	$		4,497	0	(33)
	02/2014		JPY	53,300			534	28	0
	02/2014	$		478		JPY	49,297	0	(10)
	09/2015			70		CNY	430	0	0

BPS	01/2014		AUD	267	$		243	5	0
	01/2014	$		19,073		EUR	13,871	10	0
	01/2014			737		GBP	451	9	0
	02/2014		DKK	125	$		23	0	0
	02/2014		EUR	13,872			19,073	0	(10)
	02/2014	$		1,035		AUD	1,148	0	(12)
	02/2014			113		NOK	700	2	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	15

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	03/2014	$		80		MXN	1,038	$0	$(1)

BRC	01/2014		AUD	4,188	$		3,825	86	0
	01/2014		EUR	73			99	0	(1)
	01/2014		NZD	2,624			2,149	0	(9)
	01/2014	$		3,150		GBP	1,935	54	0
	02/2014		GBP	1,935	$		3,149	0	(54)
	02/2014	$		83		JPY	8,600	0	(2)
	04/2014			72		CNY	438	0	0
	09/2015			154			941	0	(1)

CBK	01/2014		AUD	93	$		84	1	0
	01/2014		CAD	427			404	2	0
	01/2014		EUR	284			387	0	(4)
	01/2014		JPY	3,674			36	1	0
	01/2014	$		359		CAD	378	0	(3)
	01/2014			6,760		EUR	4,910	0	(5)
	01/2014			1,530		JPY	157,412	0	(35)
	02/2014		EUR	4,910	$		6,760	5	0
	02/2014	$		311		AUD	350	1	0
	04/2014			104		CNY	633	0	(1)
	09/2015			577			3,492	0	(9)

DUB	01/2014		BRL	333	$		147	6	0
	01/2014	$		142		BRL	333	0	(1)
	01/2014		ZAR	76	$		8	0	0
	02/2014	$		385		EUR	280	0	0
	03/2014		CAD	769	$		722	0	(1)

FBF	01/2014		EUR	6,001			8,117	0	(140)
	01/2014		GBP	2,575			4,170	0	(94)
	01/2014		JPY	21,551			210	6	0

GLM	01/2014	$		500		JPY	51,750	0	(9)
	01/2014			12		RUB	383	0	0
	03/2014		MXN	51,043	$		3,875	3	(14)

GST	04/2014	$		27		CNY	164	0	0

HUS	01/2014		DKK	125	$		23	0	0
	01/2014		NZD	2,009			1,648	0	(4)
	01/2014	$		122		EUR	89	0	0
	01/2014			959		GBP	592	21	0
	02/2014		AUD	630	$		557	0	(4)
	02/2014		JPY	196,351			1,938	73	0
	02/2014	$		72		NOK	440	0	0
	04/2014			48		CNY	292	0	0

JPM	01/2014		AUD	162	$		148	3	0
	01/2014		BRL	67			28	0	0
	01/2014		EUR	12,378			16,656	0	(372)
	01/2014		JPY	40,400			394	10	0
	01/2014		RUB	426			13	0	0
	01/2014	$		30		BRL	67	0	(2)
	02/2014		AUD	133	$		119	0	0
	02/2014		JPY	165,800			1,613	39	0
	02/2014	$		1,057		JPY	109,000	0	(21)
	02/2014			120		NOK	745	2	0
	04/2014			46		CNY	280	0	0
	09/2015			106			640	0	(2)

MSC	01/2014		BRL	263	$		112	1	0
	01/2014	$		112		BRL	263	0	0
	01/2014		ZAR	338	$		33	1	0
	03/2014		MXN	6,128			464	0	(3)
	06/2014			24,577			1,856	0	(1)
	09/2015	$		70		CNY	431	0	0

RBC	01/2014		CAD	140	$		131	0	0
	01/2014		JPY	50,800			504	21	0
	02/2014		CAD	174			163	0	0

RYL	04/2014	$		45		CNY	275	0	0

SCX	01/2014		CNY	8,253	$		1,337	0	(22)

UAG	01/2014		AUD	97			88	2	0
	01/2014	$		1,351		CNY	8,253	9	0
	01/2014			3,781		NZD	4,633	29	0
	02/2014		JPY	230,800	$		2,236	44	0

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	02/2014		NZD	4,633	$		3,774	$0	$(29)
	02/2014		SEK	4,120			623	0	(18)
	04/2014		CNY	8,253			1,350	0	0
	04/2014	$		96		CNY	584	0	(1)

WST	01/2014		EUR	393	$		529	0	(12)
	02/2014	$		170		CAD	181	0	0

Total Forward Foreign Currency Contracts								$527	$(949)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	09/21/2015	$	1,000	$81	$167

Total Purchased Options								$81	$167

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015	$	4,000	$(76)	$(162)

DUB	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	900	(2)	(2)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		900	(2)	0

GLM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400%	01/27/2014	$	2,900	(6)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	01/27/2014		2,900	(15)	(4)

RYL	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	900	(2)	(1)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		900	(2)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	01/27/2014	$	1,200	(4)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	03/03/2014		600	(2)	0

								$(111)	$(169)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BRC	Call - OTC USD versus JPY	JPY	105.500	01/10/2014	$400	$(1)	$(2)

DUB	Put - OTC USD versus JPY		103.000	01/23/2014	300	(2)	(1)

						$(3)	$(3)

Total Written Options						$(114)	$(172)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2013

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in JPY		Premiums
Balance at 12/31/2012	0	$17,200	AUD	0	EUR	0	GBP	0	JPY	0	$(283)
Sales	98	61,561		2,861		9,255		700		100,000	(420)
Closing Buys	0	(25,071)		(700)		0		0		0	183
Expirations	(37)	(31,069)		(2,161)		(5,265)		(700)		(50,000)	300
Exercised	(52)	(10,321)		0		(390)		0		(50,000)	103

Balance at 12/31/2013	9	$12,300	AUD	0	EUR	3,600	GBP	0	JPY	0	$(117)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	17

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2013 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Jones Group, Inc.	(5.000%	)	12/20/2014	0.391%	$ 200	$(13)	$3	$0	$(10)
	Universal Health Services, Inc.	(1.250%	)	06/20/2016	0.323%	1,000	0	(23)	0	(23)
	Viacom, Inc.	(1.110%	)	12/20/2017	0.303%	200	0	(6)	0	(6)

BRC	Marsh & McLennan Cos., Inc.	(1.160%	)	09/20/2014	0.042%	200	0	(2)	0	(2)

							$(13)	$(28)	$0	$(41)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2013 (3)	Notional Amount (4)	Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BOA	Japan Government International Bond	1.000%	06/20/2018	0.326%	$ 200	$3	$3	$6	$0

BRC	Japan Government International Bond	1.000%	06/20/2018	0.326%	200	4	2	6	0

DUB	Japan Government International Bond	1.000%	06/20/2018	0.326%	400	8	4	12	0

GST	Japan Government International Bond	1.000%	06/20/2018	0.326%	400	8	4	12	0

MYC	Japan Government International Bond	1.000%	06/20/2018	0.326%	200	3	3	6	0

						$26	$16	$42	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	28-Day MXN-TIIE	5.520%	09/07/2018	MXN	2,000	$0	$1	$1	$0

HUS	Pay	28-Day MXN-TIIE	5.000%	06/11/2018		3,500	(5)	2	0	(3)

JPM	Pay	28-Day MXN-TIIE	5.530%	09/11/2018		1,300	0	0	0	0

MYC	Pay	28-Day MXN-TIIE	6.590%	12/08/2015		1,100	(1)	5	4	0

							$(6)	$8	$5	$(3)

Total Swap Agreements							$7	$(4)	$47	$(44)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2013:

(i)	Securities with an aggregate market value of $290 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Foward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$81	$167	$7	$255	$(52)	$(162)	$(39)	$(253)	$2	$0	$2
BPS	26	0	0	26	(23)	0	0	(23)	3	0	3
BRC	140	0	6	146	(67)	(2)	(2)	(71)	75	0	75
CBK	10	0	0	10	(57)	0	0	(57)	(47)	0	(47)
DUB	6	0	12	18	(2)	(3)	0	(5)	13	0	13
FBF	6	0	0	6	(234)	0	0	(234)	(228)	0	(228)
GLM	3	0	0	3	(23)	(4)	0	(27)	(24)	0	(24)
GST	0	0	12	12	0	0	0	0	12	0	12
HUS	94	0	0	94	(8)	0	(3)	(11)	83	0	83
JPM	54	0	0	54	(397)	0	0	(397)	(343)	290	(53)
MSC	2	0	0	2	(4)	0	0	(4)	(2)	(350)	(352)
MYC	0	0	10	10	0	0	0	0	10	(30)	(20)
RBC	21	0	0	21	0	0	0	0	21	0	21
RYL	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
SCX	0	0	0	0	(22)	0	0	(22)	(22)	0	(22)
UAG	84	0	0	84	(48)	0	0	(48)	36	0	36
WST	0	0	0	0	(12)	0	0	(12)	(12)	0	(12)

Total Over the Counter	$527	$167	$47	$741	$(949)	$(172)	$(44)	$(1,165)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$80	$80
Swap Agreements	0	0	0	0	8	8

	$0	$0	$0	$0	$88	$88

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$527	$0	$527
Purchased Options	0	0	0	0	167	167
Swap Agreements	0	42	0	0	5	47

	$0	$42	$0	$527	$172	$741

	$0	$42	$0	$527	$260	$829

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	36	36
Swap Agreements	0	0	0	0	83	83

	$0	$0	$0	$0	$120	$120

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$949	$0	$949
Written Options	0	0	0	3	169	172
Swap Agreements	0	41	0	0	3	44

	$0	$41	$0	$952	$172	$1,165

	$0	$41	$0	$952	$292	$1,285

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	19

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$14	$14
Futures	0	0	0	0	278	278
Swap Agreements	0	0	0	0	(543)	(543)

	$0	$0	$0	$0	$(251)	$(251)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(855)	$0	$(855)
Written Options	0	0	0	14	229	243
Swap Agreements	0	100	0	1,392	515	2,007

	$0	$100	$0	$551	$744	$1,395

	$0	$100	$0	$551	$493	$1,144

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$2	$2
Futures	0	0	0	0	164	164
Swap Agreements	0	0	0	0	58	58

	$0	$0	$0	$0	$224	$224

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$686	$0	$686
Purchased Options	0	0	0	0	88	88
Written Options	0	0	0	1	(58)	(57)
Swap Agreements	0	(75)	0	(592)	(413)	(1,080)

	$0	$(75)	$0	$95	$(383)	$(363)

	$0	$(75)	$0	$95	$(159)	$(139)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Australia
Corporate Bonds & Notes	$0	$2,003	$0	$2,003
Mortgage-Backed Securities	0	119	0	119
Sovereign Issues	0	112	0	112
Canada
Sovereign Issues	0	688	0	688
Cayman Islands
Asset-Backed Securities	0	108	0	108
Denmark
Corporate Bonds & Notes	0	4	0	4
France
Corporate Bonds & Notes	0	2,907	0	2,907
Sovereign Issues	0	9,141	0	9,141
Germany
Corporate Bonds & Notes	0	728	0	728
Sovereign Issues	0	1,670	0	1,670
Ireland
Asset-Backed Securities	0	240	0	240
Italy
Asset-Backed Securities	0	178	0	178
Mortgage-Backed Securities	0	338	0	338
Sovereign Issues	0	4,335	0	4,335
Luxembourg
Corporate Bonds & Notes	0	140	0	140
Mexico
Sovereign Issues	0	313	0	313

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Netherlands
Asset-Backed Securities	$0	$338	$0	$338
New Zealand
Sovereign Issues	0	3,795	0	3,795
Norway
Sovereign Issues	0	403	0	403
Slovenia
Sovereign Issues	0	571	0	571
Spain
Corporate Bonds & Notes	0	562	0	562
Sovereign Issues	0	7,085	0	7,085
Supranational
Corporate Bonds & Notes	0	2,187	0	2,187
Sweden
Corporate Bonds & Notes	0	420	0	420
Sovereign Issues	0	209	0	209
United Kingdom
Mortgage-Backed Securities	0	1,669	0	1,669
Sovereign Issues	0	3,197	0	3,197
United States
Asset-Backed Securities	0	1,085	0	1,085
Corporate Bonds & Notes	0	2,799	0	2,799
Mortgage-Backed Securities	0	3,714	161	3,875
Municipal Bonds & Notes	0	350	0	350
Preferred Securities	0	21	460	481
U.S. Government Agencies	0	1,812	1,942	3,754
U.S. Treasury Obligations	0	907	0	907

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Short-Term Instruments
Repurchase Agreements	$0	$545	$0	$545
Mexico Treasury Bills	0	5,836	0	5,836
U.S. Treasury Bills	0	290	0	290
	$0	$60,819	$2,563	$63,382

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$4,935	$0	$0	$4,935

Total Investments	$4,935	$60,819	$2,563	$68,317

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$80	$8	$0	$88
Over the counter	0	741	0	741
	$80	$749	$0	$829

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(36)	(84)	0	(120)
Over the counter	0	(1,165)	0	(1,165)
	$(36)	$(1,249)	$0	$(1,285)

Totals	$4,979	$60,319	$2,563	$67,861

Assets and liabilities valued at $21 transferred from Level 1 to Level 2 during the period ended December 31, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2013:

Category and Subcategory	Beginning Balance at 12/31/2012	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2013 (1)
Investments in Securities, at Value
United States
Mortgage-Backed Securities	$0	$0	$0	$0	$0	$0	$161	$0	$161	$0
Preferred Securities	477	0	0	0	0	(17)	0	0	460	(17)
U.S. Government Agencies	2,181	0	(242)	0	0	3	0	0	1,942	4

Totals	$2,658	$0	$(242)	$0	$0	$(14)	$161	$0	$2,563	$(13)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
United States
Mortgage-Backed Securities	$161	Third Party Vendor	Broker Quote	86.00
Preferred Securities	460	Benchmark Pricing	Base Price	$7,081.90
U.S. Government Agencies	1,942	Third Party Vendor	Broker Quote	100.52-101.04

Total	$2,563

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	21

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the

Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid and are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period and are included in net change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the

ANNUAL REPORT	DECEMBER 31, 2013	23

Notes to Financial Statements (Cont.)

value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■	Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 1 or 2 as of period end have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are a result of a change, in the normal course of business, from the use of an exchange traded price or a trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and

ANNUAL REPORT	DECEMBER 31, 2013	25

Notes to Financial Statements (Cont.)

are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into which may result in a realized gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

(“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA”

or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2013 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
$1,919	$65,114	$(62,100)	$2	$0	$4,935	$15	$0

As of December 31, 2013, three shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 60% of the Portfolio.

ANNUAL REPORT	DECEMBER 31, 2013	27

Notes to Financial Statements (Cont.)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the

ANNUAL REPORT	DECEMBER 31, 2013	29

Notes to Financial Statements (Cont.)

Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2013 for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or

“cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements. As mentioned earlier in this report, the U.S. is currently experiencing historically low interest rates. This combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, the fixed income securities are currently facing

ANNUAL REPORT	DECEMBER 31, 2013	31

Notes to Financial Statements (Cont.)

increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair the performance of the Portfolio.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative,

ANNUAL REPORT	DECEMBER 31, 2013	33

Notes to Financial Statements (Cont.)

recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2013, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$84	$2,009

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2013, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$21,231	$27,942	$55,727	$71,062

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2013		Year Ended 12/31/2012
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	0	$0
Administrative Class	1,848	19,667	1,601	17,277
Issued as reinvestment of distributions
Institutional Class	0	2	0	1
Administrative Class	503	5,145	415	4,469
Cost of shares redeemed
Institutional Class	0	0	0	0
Administrative Class	(3,037)	(32,326)	(2,348)	(24,939)
Net (decrease) resulting from Portfolio share transactions	(686)	$(7,512)	(332)	$(3,192)

As of December 31, 2013, three shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 60% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2013, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2010-2012, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2013, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$1,136	$264	$(38)	$(1,353)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through December 31, 2013 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2013 through December 31, 2013, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

ANNUAL REPORT	DECEMBER 31, 2013	35

Notes to Financial Statements (Cont.)

December 31, 2013

As of December 31, 2013, the Portfolio had no accumulated capital losses.

As of December 31, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$68,026	$1,910	$(1,618)	$291

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2013 and December 31, 2012, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2013	$4,879	$267	$—
12/31/2012	$4,195	$274	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

36	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2014

ANNUAL REPORT	DECEMBER 31, 2013	37

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	MSC	Morgan Stanley & Co., Inc.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.	ULW	UBS Ltd.
FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC	WST	Westpac Banking Corp.
GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	NZD	New Zealand Dollar
BRL	Brazilian Real	GBP	British Pound	RUB	Russian Ruble
CAD	Canadian Dollar	JPY	Japanese Yen	SEK	Swedish Krona
CNY	Chinese Renminbi	MXN	Mexican Peso	USD (or $)	United States Dollar
DKK	Danish Krone	NOK	Norwegian Krone	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over-the-Counter

Other Abbreviations:
ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	NCUA	National Credit Union Administration
BABs	Build America Bonds	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CLO	Collateralized Loan Obligation	MBS	Mortgage-Backed Security

38	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.27%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2013	39

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	172	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian* (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Vice President	11/2013 to Present Treasurer 08/1997 to 11/2013	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

* Effective February 3, 2014, Dr. El-Erian no longer serves as a Senior Vice President of the Trust.

ANNUAL REPORT	DECEMBER 31, 2013	41

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

42	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 12-13, 2013, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2014. The Board also considered and approved for an additional one-year term through August 31, 2014, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2014.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreement are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust and the independent Trustees.

The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 12-13, 2013 meeting. The independent Trustees also met with counsel to the Trust and the independent Trustees on August 2, 2013 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

ANNUAL REPORT	DECEMBER 31, 2013	43

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2012, including, but not limited to, undertaking significant technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2013. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2013 and other performance data, as available, for the periods ended June 30, 2013 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2013 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 12-13, 2013 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2013.

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Board noted that, for periods ending May 31, 2013, the Administrative Class of 71%, 92% and 100% of the Portfolios outperformed their Lipper category median in the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 86% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2013 (based on the performance of the Administrative Class). The Board also noted that ten of 13 Portfolios, representing 93% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2013, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $23 billion as of May 31, 2013.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expense ratios in their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the size of the assets under management with PIMCO, the manner in which similar portfolios may be managed, different requirements with

ANNUAL REPORT	DECEMBER 31, 2013	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively; had been reduced for some Portfolios over time; had been held steady for most Portfolios as assets grew, or declined in the case of some Portfolios; and continued to be competitive compared with peers. The Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. The Trustees noted that the benefits of the unified fee were apparent during the recent financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC supported the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and in return for the fees paid to RALLC by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2013	47

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT23AR_123113

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2013

PIMCO Global Advantage® Strategy Bond Portfolio

Share Class

■	Administrative

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	38
Glossary	39
Federal Income Tax Information	40
Management of the Trust	41
Privacy Policy	43
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	44

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2013. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

The past twelve months were marked by ongoing periods of heightened bond market volatility brought on by uncertainty around central bank monetary and fiscal policy, geopolitical concerns, and a slower than hoped for rebound in the global economy. Following a particularly bumpy third quarter, however, all financial markets completed the year along a relatively smoother path. Federal Reserve (“Fed”) Chairman Ben Bernanke laid the groundwork in September, when he clarified the Fed’s commitment to maintain its quantitative easing (“QE”) bond purchase program of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero-bound range. The nomination of Janet Yellen to the Chairmanship further helped to reassure investors that the Fed would be committed to the continuation of their accommodative policies.

As investors were made particularly aware, beginning in mid-May conditions in financial markets deteriorated rapidly as markets reacted to signals by the Fed that it might begin to slow the pace of its asset purchases. This shift in tone fueled a broad-based sell-off within fixed income assets throughout the summer, undermining market liquidity and sending yields higher across the risk spectrum.

By mid-September, however, the Fed announced its intent to delay any tapering until more convincing indicators of economic growth become apparent and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore higher) and a rally across most equity markets. The Fed also maintained the Federal Funds Rate within a narrow range of zero to 25 basis points. Into October, investors were once again kept on edge by the uncertain fiscal policy and political landscape—namely the partial shutdown of the U.S. government that began during the first week of October, the ongoing debt ceiling negotiations between the White House and Congress, and confirmation proceedings for the next Fed Chairman. Investors were relieved by the last-minute deal announced on October 17 that reached an agreement to reopen the U.S. government and raise the debt ceiling.

In November, relative calm prevailed across most fixed income markets, and equity markets continued to rally. The European Central Bank (“ECB”) reduced their main policy rate (or the interest rate at which it lends money to banks) by 25 basis points to 0.25%, likely due to their concern over lower than expected inflation and a weak global growth outlook. The Bank of England (“BOE”) unanimously voted to leave its main policy rate unchanged amid a pickup in economic growth and expectations that this would lead to an eventual decline in the U.K. unemployment rate.

Towards the latter part of December, the Fed announced that beginning in January 2014 it intends to gradually exit its bond-buying program, by reducing it from $85 billion to $75 billion spread equally across mortgage and U.S. Treasury purchases. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee (“FOMC”) provided even greater assurances that the policy rate would remain near a zero-bound range until signs of sustainable growth are more broadly evident in the U.S. economy. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

U.S. Treasuries underperformed most other developed sovereign bond markets on a hedged basis as investors reacted to the various Fed announcements regarding the tapering of their QE bond purchase program. In particular, U.S. Treasury yields rose to their highest level in late December as investors reacted to the Fed’s announcement that it would begin the reduction of its asset purchases starting in January 2014. This decision was made on the back of improving economic data, which included a lower unemployment rate, respectable monthly job reports, and improving housing fundamentals. The benchmark ten-year U.S. Treasury note yielded 3.03% at the end of the reporting period, as compared to 1.76% on December 31, 2012. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 2.02% for the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 8.61% over the period, underperforming nominal U.S. Treasuries. U.S. TIPS sold off, particularly during the second quarter of the reporting period, as the market began to price in the inevitable Fed tapering decision, which was officially announced in December. The decision by the Fed to initiate the tapering of asset purchases was validated via stronger jobs and GDP data, with continual weaker inflation data adding further pressure to U.S. TIPS valuations towards the latter part of the period. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 9.52% over the period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries even with the Fed’s announcement that it would begin to reduce its asset purchases in January 2014. The announcement, however, did lead to differentiated performance among coupons, with lower coupons underperforming, as these bonds have been the largest beneficiaries of Fed purchases. Prices for non-Agency mortgages rose on limited outstanding supply, improving risk appetite and ongoing signs of recovery in the housing sector. Commercial MBS also outperformed amid strong investor demand and a continued rebound in property valuations.

■

The U.S. investment grade credit market, as measured by the Barclays U.S. Credit Index, declined 2.01% for the period, but outperformed like-duration U.S. Treasuries as spreads tightened, ending the year at the lowest level since the global financial crisis began. This positive performance was supported by improving global growth fundamentals and continued easy monetary policy. The high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 7.42% for the period. The sector was one of the best-performing fixed income sectors, benefiting from relatively sound fundamentals and investor demand for higher yielding assets with lower interest rate sensitivity.

■

Emerging markets (“EM”) external debt underperformed U.S. Treasuries during the year and was impacted by the second quarter sell-off. Country-specific stories and the risk-on market sentiment following the Fed tapering announcement supported lower spreads in the fourth quarter, particularly in December. EM local assets particularly underperformed U.S. Treasuries during the period, as weaker EM currencies and increases in local yields weighed on overall returns.

■

Developed market equities posted strong performance in 2013, despite a period marked by considerable volatility and uncertainty around central bank policy. U.S. equities, as measured by the S&P 500 Index, returned 32.39%. Global equities, as represented by the MSCI All Country World Index Net USD and MSCI World Index, returned 22.80% and 26.68%, respectively. Emerging market equities (“EM”), as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.60%. EM equities underperformed developed market equities due to declining earnings growth and rising interest rates in the U.S. which placed pressure on local EM currencies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2014

ANNUAL REPORT	DECEMBER 31, 2013	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Global Advantage® Strategy Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, issuer non-diversification risk, currency risk, leveraging risk, management risk, operational risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

4	PIMCO VARIABLE INSURANCE TRUST

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2013 to December 31, 2013.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2013	5

PIMCO Global Advantage® Strategy Bond Portfolio

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

United States	16.7%
United Kingdom	14.6%
Denmark	10.5%
Germany	7.3%
Short-Term Instruments	6.9%
Italy	6.0%
Mexico	5.4%
Other	32.6%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	1 Year	Class Inception (05/02/2011)
PIMCO Global Advantage® Strategy Bond Portfolio Administrative Class	-3.14%	0.70%
Barclays U.S. Aggregate Index±	-2.02%	3.01%
PIMCO Global Advantage Bond Index® (GLADI) (NY Close)±±	-2.70%	1.32%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.90% for Administrative Class shares.

± Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

±± PIMCO Global Advantage Bond Index® (GLADI) (NY Close) is a diversified global index that covers a wide spectrum of global fixed income opportunities and sectors, from developed to emerging markets, nominal to real assets, and cash to derivative instruments. Unlike traditional indices, which are frequently comprised of bonds weighted according to their market capitalization, GLADI uses GDP-weighting which puts an emphasis on faster-growing areas of the world and thus makes the index forward-looking in nature. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/13)	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,022.10	$1,020.67
Expenses Paid During Period†	$4.59	$4.58
Net Annualized Expense Ratio	0.90%	0.90%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Global Advantage® Strategy Bond Portfolio seeks total return which exceeds that of its benchmarks, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	Positions in government-related debt in Europe contributed to performance as spreads for the sector tightened during the reporting period.

»	Positions in non-Agency mortgage-backed securities (“MBS”) contributed to performance as spreads for the securities tightened over the reporting period.

»	Positions in high yield debt contributed to performance as spreads for the sector tightened over the reporting period.

»

An overweight to duration (or sensitivity to changes in market interest rates) in the U.S., U.K. and Australia detracted from performance as local rates in these countries rose over the reporting period.

»	An overweight to local duration in Brazil detracted from performance as BRL-swap rates rose over the reporting period.

»	An underweight to covered bonds in Europe during the first and second quarters of the reporting period, particularly Spanish cedulas, detracted from performance as spreads for the sector tightened.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Global Advantage® Strategy Bond Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2013	12/31/2012	05/02/2011-12/31/2011

Administrative Class
Net asset value beginning of year or period	$10.25	$9.84	$10.00
Net investment income (a)	0.14	0.10	0.06
Net realized/unrealized gain (loss)	(0.46)	0.51	(0.15)
Total income (loss) from investment operations	(0.32)	0.61	(0.09)
Dividends from net investment income	(0.15)	(0.12)	(0.07)
Distributions from net realized capital gains	(0.03)	(0.08)	0.00
Total distributions	(0.18)	(0.20)	(0.07)
Net asset value end of year or period	$9.75	$10.25	$9.84
Total return	(3.14)%	6.19%	(0.93)%
Net assets end of year or period (000s)	$236,780	$201,022	$147,048
Ratio of expenses to average net assets	0.90%	0.90%	0.90%*
Ratio of expenses to average net assets excluding interest expense	0.90%	0.90%	0.93%*
Ratio of net investment income to average net assets	1.43%	1.02%	0.84%*
Portfolio turnover rate	156%**	179%**	24%**

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	7

Statement of Assets and Liabilities PIMCO Global Advantage® Strategy Bond Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2013

Assets:
Investments, at value
Investments in securities*	$221,109
Investments in Affiliates	12,048
Financial Derivative Instruments
Exchange-traded or centrally cleared	93
Over the counter	2,062
Deposits with counterparty	2,676
Foreign currency, at value	1,066
Receivable for investments sold	19,491
Receivable for Portfolio shares sold	133
Interest and dividends receivable	2,758
Dividends receivable from Affiliates	2
261,438

Liabilities:
Financial Derivative Instruments
Exchange-traded or centrally cleared	$123
Over the counter	3,400
Payable for investments purchased	20,800
Payable for investments in Affiliates purchased	2
Deposits from counterparty	140
Accrued investment advisory fees	80
Accrued supervisory and administrative fees	70
Accrued servicing fees	30
Reimbursement to PIMCO	10
Other liabilities	3
24,658

Net Assets	$236,780

Net Assets Consist of:
Paid in capital	$240,930
(Overdistributed) net investment income	(2,259)
Accumulated undistributed net realized gain	1,137
Net unrealized (depreciation)	(3,028)
$236,780

Net Assets:
Administrative Class	$236,780

Shares Issued and Outstanding:
Administrative Class	24,284

Net Asset Value and Redemption Price Per Share Outstanding:
Administrative Class	$9.75

Cost of Investments in Securities	$220,926
Cost of Investments in Affiliates	$12,049
Cost of Foreign Currency Held	$1,071
Cost or Premiums of Financial Derivative Instruments, net	$(1)

* Includes repurchase agreements of:	$605

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Global Advantage® Strategy Bond Portfolio

(Amounts in thousands)	Year Ended December 31, 2013

Investment Income:
Interest, net of foreign taxes*	$5,012
Dividends from Investments in Affiliates	132
Total Income	5,144

Expenses:
Investment advisory fees	880
Supervisory and administrative fees	770
Servicing fees - Administrative Class	330
Trustees’ fees	5
Interest expense	1
Miscellaneous expense	6
Total Expenses	1,992

Net Investment Income	3,152

Net Realized Gain (Loss):
Investments in securities	(2,671)
Investments in Affiliates	(41)
Exchange-traded or centrally cleared financial derivative instruments	655
Over the counter financial derivative instruments	1,107
Foreign currency	(585)
Net Realized (Loss)	(1,535)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(1,013)
Investments in Affiliates	38
Exchange-traded or centrally cleared financial derivative instruments	(1,275)
Over the counter financial derivative instruments	(5,520)
Foreign currency assets and liabilities	(708)
Net Change in Unrealized (Depreciation)	(8,478)
Net (Loss)	(10,013)

Net (Decrease) in Net Assets Resulting from Operations	$(6,861)

* Foreign tax withholdings	$18

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	9

Statements of Changes in Net Assets PIMCO Global Advantage® Strategy Bond Portfolio

(Amounts in thousands)	Year Ended December 31, 2013	Year Ended December 31, 2012

Increase in Net Assets from:

Operations:
Net investment income	$3,152	$1,857
Net realized gain (loss)	(1,535)	713
Net change in unrealized appreciation (depreciation)	(8,478)	8,225
Net increase (decrease) resulting from operations	(6,861)	10,795

Distributions to Shareholders:
From net investment income
Administrative Class	(3,368)	(2,157)
From net realized capital gains
Administrative Class	(635)	(1,503)

Total Distributions	(4,003)	(3,660)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	46,622	46,839

Total Increase in Net Assets	35,758	53,974

Net Assets:
Beginning of year	201,022	147,048
End of year*	$236,780	$201,022

* Including (overdistributed) net investment income of:	$(2,259)	$(1,455)

**	See note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Global Advantage® Strategy Bond Portfolio

December 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 93.4%

AUSTRALIA 0.4%

SOVEREIGN ISSUES 0.4%
Australia Government CPI Linked Bond
3.000% due 09/20/2025	AUD	850	$962

Total Australia (Cost $1,222)			962

BELGIUM 1.0%

CORPORATE BONDS & NOTES 1.0%
KBC Bank NV
8.000% due 01/25/2023		$2,200	2,437

Total Belgium (Cost $2,372)			2,437

BRAZIL 0.9%

CORPORATE BONDS & NOTES 0.6%
Banco do Brasil S.A.
6.000% due 01/22/2020		$700	745
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		625	672

			1,417

SOVEREIGN ISSUES 0.3%
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2017	BRL	2,600	776

Total Brazil (Cost $2,260)			2,193

CANADA 2.9%

CORPORATE BONDS & NOTES 0.7%
Bank of Montreal
2.850% due 06/09/2015		$1,500	1,551

SOVEREIGN ISSUES 2.2%
Canada Housing Trust
2.400% due 12/15/2022	CAD	5,700	5,082

Total Canada (Cost $7,275)			6,633

DENMARK 10.3%

CORPORATE BONDS & NOTES 10.3%
Nykredit Realkredit A/S
2.000% due 01/01/2014	EUR	900	1,238
2.000% due 01/01/2014	DKK	51,000	9,405
2.000% due 04/01/2014		46,000	8,526
Realkredit Danmark A/S
2.000% due 04/01/2014		28,100	5,202

Total Denmark (Cost $23,785)			24,371

FRANCE 4.6%

CORPORATE BONDS & NOTES 2.9%
Banque PSA Finance S.A.
4.000% due 06/24/2015	EUR	100	142
4.250% due 02/25/2016		700	1,006
4.875% due 09/25/2015		100	144
6.000% due 07/16/2014		100	141
Caisse Francaise de Financement Local
5.250% due 02/16/2017		$800	891
Credit Agricole S.A.
8.125% due 09/19/2033		600	664
Dexia Credit Local S.A.
1.250% due 10/18/2016		2,600	2,602

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Electricite de France
5.250% due 01/29/2023 (c)		$700	$697
Renault S.A.
4.625% due 09/18/2017	EUR	400	591

			6,878

SOVEREIGN ISSUES 1.7%
France Government Bond
1.000% due 11/25/2018		1,280	1,743
Unédic
1.750% due 02/27/2015		1,600	2,247

			3,990

Total France (Cost $10,613)			10,868

GERMANY 7.1%

CORPORATE BONDS & NOTES 4.0%
Bayerische Landesbank
4.375% due 01/22/2014	EUR	800	1,103
EnBW Energie Baden-Wuerttemberg AG
7.375% due 04/02/2072		300	462
Erste Abwicklungsanstalt
3.125% due 03/29/2016		400	582
FMS Wertmanagement AoeR
1.875% due 05/09/2019		500	710
Hypothekenbank Frankfurt AG
4.375% due 07/02/2019		400	635
KFW
0.875% due 06/25/2018		800	1,094
Norddeutsche Landesbank Girozentrale
0.875% due 10/16/2015		$1,000	1,004
2.000% due 02/05/2019		1,600	1,578
NRW Bank
2.500% due 03/02/2015	EUR	1,700	2,398

			9,566

SOVEREIGN ISSUES 3.1%
State of Hesse
2.000% due 06/16/2015		800	1,128
3.125% due 05/13/2014		800	1,112
3.250% due 10/14/2015		300	434
4.000% due 01/05/2015		1,200	1,714
State of Lower Saxony
2.125% due 06/08/2015		800	1,130
State of Saxony-Anhalt
3.375% due 06/01/2015		1,300	1,867

			7,385

Total Germany (Cost $16,711)			16,951

INDIA 0.4%

CORPORATE BONDS & NOTES 0.4%
ICICI Bank Ltd.
4.750% due 11/25/2016		$300	314
Reliance Holdings USA, Inc.
4.500% due 10/19/2020		600	593

Total India (Cost $896)			907

INDONESIA 0.2%

SOVEREIGN ISSUES 0.2%
Indonesia Government International Bond
5.625% due 05/15/2023	IDR	1,924,000	131
6.625% due 05/15/2033		805,000	52

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.250% due 06/15/2032	IDR	4,699,000	$360

Total Indonesia (Cost $869)			543

IRELAND 2.8%

ASSET-BACKED SECURITIES 0.1%
LightPoint Pan-European CLO PLC
0.478% due 01/31/2022	EUR	214	289

CORPORATE BONDS & NOTES 2.2%
Depfa ACS Bank
3.875% due 11/14/2016		1,300	1,880
3.905% due 04/15/2014		$700	704
4.375% due 01/15/2015	EUR	1,400	1,990
EDC Finance Ltd.
4.875% due 04/17/2020		$600	584

			5,158

MORTGAGE-BACKED SECURITIES 0.5%
Epic Opera Arlington Ltd.
0.764% due 07/28/2016	GBP	146	242
German Residential Funding PLC
1.377% due 08/27/2024	EUR	398	553
Opera Germany PLC
0.444% due 10/20/2014		336	455

			1,250

Total Ireland (Cost $6,562)			6,697

ITALY 6.0%

CORPORATE BONDS & NOTES 1.5%
Indesit Co. SpA
4.500% due 04/26/2018	EUR	600	835
Intesa Sanpaolo SpA
3.750% due 11/23/2016		1,800	2,600

			3,435

SOVEREIGN ISSUES 4.5%
Italy Buoni Poliennali Del Tesoro
4.500% due 03/01/2024		1,900	2,713
4.750% due 09/15/2016		5,300	7,872

			10,585

Total Italy (Cost $13,632)			14,020

JAPAN 0.7%

CORPORATE BONDS & NOTES 0.7%
Bank of Tokyo-Mitsubishi UFJ Ltd.
2.700% due 09/09/2018		$1,700	1,720

Total Japan (Cost $1,699)			1,720

JERSEY, CHANNEL ISLANDS 0.3%

MORTGAGE-BACKED SECURITIES 0.3%
Alba PLC
1.739% due 03/24/2049	GBP	383	632

Total Jersey, Channel Islands (Cost $629)			632

LUXEMBOURG 1.4%

CORPORATE BONDS & NOTES 1.4%
Gazprom OAO Via Gaz Capital S.A.
9.250% due 04/23/2019		$560	692

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	11

Schedule of Investments PIMCO Global Advantage® Strategy Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Nord/LB S.A.
3.500% due 02/18/2014	EUR	1,000	$1,381
Sberbank of Russia Via SB Capital S.A.
4.950% due 02/07/2017		$400	426
5.400% due 03/24/2017		800	859

Total Luxembourg (Cost $3,377)			3,358

MALAYSIA 0.3%

SOVEREIGN ISSUES 0.3%
Malaysia Government Bond
3.418% due 08/15/2022	MYR	350	101
3.492% due 03/31/2020		50	15
3.502% due 05/31/2027		200	55
3.580% due 09/28/2018		600	182
3.835% due 08/12/2015		200	62
4.012% due 09/15/2017		800	247

Total Malaysia (Cost $722)			662

MEXICO 5.3%

CORPORATE BONDS & NOTES 0.2%
Petroleos Mexicanos
6.500% due 06/02/2041		$400	420

SOVEREIGN ISSUES 5.1%
Mexico Government International Bond
5.000% due 06/15/2017	MXN	43,840	3,388
6.000% due 06/18/2015		26,300	2,084
6.500% due 06/09/2022		18,510	1,437
7.500% due 06/03/2027		5,340	437
8.000% due 06/11/2020		31,790	2,733
10.000% due 12/05/2024		20,950	2,053

			12,132

Total Mexico (Cost $13,199)			12,552

MONGOLIA 0.3%

SOVEREIGN ISSUES 0.3%
Development Bank of Mongolia LLC
5.750% due 03/21/2017		$800	756

Total Mongolia (Cost $809)			756

NETHERLANDS 2.6%

ASSET-BACKED SECURITIES 0.4%
Cadogan Square CLO BV
0.562% due 01/17/2023	EUR	418	563
Eurocredit CDO BV
0.824% due 10/20/2016		267	366
Harbourmaster CLO BV
0.537% due 06/15/2020		11	16

			945

CORPORATE BONDS & NOTES 2.2%
Bank Nederlandse Gemeenten
3.000% due 03/30/2017		200	295
Deutsche Annington Finance BV
3.200% due 10/02/2017		$900	912
ING Bank NV
2.625% due 12/05/2022		500	461
Nederlandse Waterschapsbank NV
1.625% due 08/23/2019	EUR	200	277
3.375% due 01/19/2016		300	438
Rabobank Group
6.875% due 03/19/2020		1,450	2,266

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VimpelCom Holdings BV
7.504% due 03/01/2022		$600	$628

			5,277

Total Netherlands (Cost $6,002)			6,222

RUSSIA 1.3%

SOVEREIGN ISSUES 1.3%
Russia Government International Bond
7.500% due 03/31/2030		$2,717	3,171

Total Russia (Cost $3,145)			3,171

SLOVENIA 2.9%

SOVEREIGN ISSUES 2.9%
Slovenia Government International Bond
4.375% due 01/18/2021	EUR	150	205
4.625% due 09/09/2024		100	134
4.700% due 11/01/2016		2,000	2,856
4.750% due 05/10/2018		$850	876
5.500% due 10/26/2022		1,700	1,702
5.850% due 05/10/2023		1,100	1,122

Total Slovenia (Cost $6,632)			6,895

SOUTH AFRICA 0.7%

SOVEREIGN ISSUES 0.7%
South Africa Government International Bond
8.000% due 12/21/2018	ZAR	11,900	1,174
8.250% due 09/15/2017		5,200	517

Total South Africa (Cost $2,211)			1,691

SOUTH KOREA 0.9%

SOVEREIGN ISSUES 0.9%
Korea Treasury Bond
3.250% due 06/10/2015	KRW	451,500	431
3.500% due 03/10/2017		564,400	544
3.750% due 06/10/2022		366,900	353
4.000% due 12/10/2031		127,000	124
5.750% due 09/10/2018		529,100	556

Total South Korea (Cost $1,921)			2,008

SPAIN 4.9%

CORPORATE BONDS & NOTES 1.6%
Bankia S.A.
3.500% due 11/13/2014	EUR	250	350
3.500% due 12/14/2015		200	284
3.625% due 10/05/2016		500	713
4.250% due 07/05/2016		300	434
4.375% due 02/14/2017		100	143
5.750% due 06/29/2016		1,200	1,794

			3,718

SOVEREIGN ISSUES 3.3%
Autonomous Community of Catalonia
3.875% due 04/07/2015		600	841
4.950% due 02/11/2020		600	826
Autonomous Community of Valencia
4.750% due 03/20/2014		100	139
Junta de Castilla y Leon
6.505% due 03/01/2019		300	474
Spain Government International Bond
3.750% due 10/31/2015		200	287
3.750% due 10/31/2018		2,000	2,881

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.400% due 01/31/2023	EUR	200	$302
5.850% due 01/31/2022		800	1,250
Xunta de Galicia
5.763% due 04/03/2017		600	904

			7,904

Total Spain (Cost $11,071)			11,622

SUPRANATIONAL 0.8%

CORPORATE BONDS & NOTES 0.8%
European Financial Stability Facility
3.375% due 07/05/2021	EUR	1,200	1,825

Total Supranational (Cost $1,654)			1,825

SWEDEN 0.4%

CORPORATE BONDS & NOTES 0.4%
Swedbank Hypotek AB
2.950% due 03/28/2016		$1,000	1,048

Total Sweden (Cost $1,045)			1,048

SWITZERLAND 0.9%

CORPORATE BONDS & NOTES 0.9%
Credit Suisse Group AG
7.500% due 12/11/2023 (c)		$200	211
UBS AG
4.750% due 05/22/2023		400	401
7.250% due 02/22/2022		800	879
7.625% due 08/17/2022		650	745

Total Switzerland (Cost $2,211)			2,236

UNITED ARAB EMIRATES 0.5%

CORPORATE BONDS & NOTES 0.5%
National Bank of Abu Dhabi PJSC
3.250% due 03/27/2017		$1,100	1,156

Total United Arab Emirates (Cost $1,145)			1,156

UNITED KINGDOM 14.4%

BANK LOAN OBLIGATIONS 0.2%
Alliance Boots Holdings Limited
3.471% due 07/10/2017	EUR	400	551

CORPORATE BONDS & NOTES 4.7%
Barclays Bank PLC
7.625% due 11/21/2022		$1,800	1,921
Co-operative Group Holdings
6.875% due 07/08/2020	GBP	300	512
FCE Bank PLC
5.125% due 11/16/2015		100	176
HBOS PLC
5.374% due 06/30/2021	EUR	300	431
LBG Capital PLC
3.360% due 03/12/2020		100	126
15.000% due 12/21/2019		1,250	2,588
Lloyds Bank PLC
4.875% due 03/30/2027	GBP	1,700	3,051
Royal Bank of Scotland PLC
1.023% due 10/14/2016		$1,200	1,161
1.075% due 01/28/2016	EUR	200	269
5.125% due 01/13/2024	GBP	100	185
6.934% due 04/09/2018	EUR	400	627
9.500% due 03/16/2022		$100	117

			11,164

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 6.0%
Aggregator of Loans Backed by Assets PLC
2.989% due 05/25/2051	GBP	315	$531
Alba PLC
0.713% due 11/25/2042		528	792
Auburn Securities PLC
0.809% due 12/01/2041		903	1,397
Bluestone Securities PLC
0.724% due 06/09/2044		410	646
Darrowby PLC
2.224% due 02/20/2044		272	459
DECO Series
0.674% due 01/27/2020		1,674	2,702
Eurohome UK Mortgages PLC
0.675% due 06/15/2044		1,223	1,849
Gemgarto
3.474% due 05/14/2045		281	485
Gosforth Funding PLC
1.324% due 11/18/2049		500	835
Great Hall Mortgages PLC
0.373% due 06/18/2039		$362	340
Leek Finance Ltd.
0.807% due 12/21/2037	GBP	521	890
Leofric PLC
2.223% due 05/26/2050		295	496
Newgate Funding PLC
0.655% due 12/15/2050		695	1,112
RMAC PLC
0.944% due 12/12/2036		376	584
Southern Pacific Financing PLC
0.703% due 06/10/2043		613	976

			14,094

SOVEREIGN ISSUES 3.5%
United Kingdom Gilt
0.125% due 03/22/2024 (b)		1,455	2,436
1.750% due 09/07/2022		3,450	5,230
3.250% due 01/22/2044		350	536

			8,202

Total United Kingdom (Cost $33,270)			34,011

UNITED STATES 16.4%

ASSET-BACKED SECURITIES 2.7%
Accredited Mortgage Loan Trust
0.295% due 02/25/2037		$152	141
0.445% due 04/25/2036		300	212
Argent Securities Trust
0.315% due 07/25/2036		468	190
0.325% due 05/25/2036		793	287
Bear Stearns Asset-Backed Securities Trust
0.485% due 01/25/2047		300	263
Countrywide Asset-Backed Certificates
0.265% due 08/25/2037		201	199
0.305% due 07/25/2037		500	352
0.550% due 11/25/2035		151	142
0.885% due 07/25/2034		400	361
4.756% due 04/25/2036		200	192
5.430% due 07/25/2036		271	270
Credit-Based Asset Servicing and Securitization LLC
4.340% due 03/25/2037 ^		367	203
First Franklin Mortgage Loan Trust
1.440% due 07/25/2034		300	250
GSAA Home Equity Trust
0.615% due 08/25/2037		157	130

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GSAMP Trust
0.555% due 01/25/2036		$500	$378
Home Equity Mortgage Loan Asset-Backed Trust
0.405% due 04/25/2047		400	233
MASTR Asset-Backed Securities Trust
0.375% due 05/25/2037		500	308
Morgan Stanley ABS Capital, Inc. Trust
0.395% due 10/25/2036		800	412
Morgan Stanley Mortgage Loan Trust
6.000% due 07/25/2047 ^		73	64
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.995% due 01/25/2036		200	168
People’s Choice Home Loan Securities Trust
1.110% due 05/25/2035 ^		600	344
Residential Asset Securities Corp. Trust
0.415% due 04/25/2037		400	346
0.565% due 12/25/2035		700	625
Structured Asset Securities Corp.
0.325% due 03/25/2036		176	168
Wachovia Mortgage Loan Trust LLC
0.825% due 10/25/2035		200	175

			6,413

BANK LOAN OBLIGATIONS 0.3%
H.J. Heinz Co.
3.500% due 06/05/2020		597	602

CORPORATE BONDS & NOTES 4.0%
Amgen, Inc.
3.875% due 11/15/2021		400	411
Bank of America N.A.
0.543% due 06/15/2017		1,000	982
JPMorgan Chase Bank N.A.
5.375% due 09/28/2016	GBP	1,400	2,523
6.000% due 10/01/2017		$250	286
Pioneer Natural Resources Co.
5.875% due 07/15/2016		700	777
SLM Corp.
5.050% due 11/14/2014		100	103
Time Warner Cable, Inc.
5.850% due 05/01/2017		100	109
5.875% due 11/15/2040		100	87
8.750% due 02/14/2019		100	119
WM Covered Bond Program
4.000% due 11/26/2016	EUR	350	522
4.375% due 09/16/2014		2,600	3,629

			9,548

MORTGAGE-BACKED SECURITIES 1.6%
Banc of America Funding Corp.
0.377% due 04/20/2047		$375	290
6.000% due 07/25/2037 ^		227	169
Chase Mortgage Finance Trust
3.715% due 03/25/2037		198	168
Citigroup Mortgage Loan Trust, Inc.
5.531% due 04/25/2037		228	200
Countrywide Home Loan Mortgage Pass-Through Trust
6.250% due 09/25/2036		182	158
Credit Suisse Mortgage Capital Certificates
2.481% due 02/26/2036		171	165
CSMC Mortgage-Backed Trust
6.750% due 08/25/2036 ^		253	192
Deutsche ALT-B Securities, Inc.
5.945% due 02/25/2036		202	162

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IndyMac Mortgage Loan Trust
2.378% due 11/25/2035		$263	$214
JPMorgan Alternative Loan Trust
3.253% due 12/25/2036		188	169
Merrill Lynch Mortgage Investors Trust
2.948% due 03/25/2036 ^		334	233
Morgan Stanley Mortgage Loan Trust
2.913% due 09/25/2035		234	192
4.979% due 05/25/2036		228	175
PHH Alternative Mortgage Trust
6.000% due 05/25/2037		208	172
Prime Mortgage Trust
6.000% due 06/25/2036		188	161
Residential Accredit Loans, Inc. Trust
0.295% due 02/25/2037		215	178
Residential Funding Mortgage Securities, Inc. Trust
6.000% due 10/25/2036		184	165
6.000% due 06/25/2037		168	150
Structured Adjustable Rate Mortgage Loan Trust
0.385% due 06/25/2037		216	185
Structured Asset Mortgage Investments Trust
0.395% due 02/25/2036		76	58
Wells Fargo Mortgage-Backed Securities Trust
2.615% due 01/25/2035		253	251

			3,807

U.S. GOVERNMENT AGENCIES 2.8%
Fannie Mae
2.500% due 06/01/2028		771	765
3.000% due 08/01/2042		262	249
3.500% due 12/01/2042 - 02/01/2044		4,378	4,358
4.500% due 04/01/2039		1,148	1,218

			6,590

U.S. TREASURY OBLIGATIONS 5.0%
U.S. Treasury Inflation Protected Securities (b)
0.125% due 01/15/2022		2,270	2,181
0.125% due 07/15/2022		7,871	7,538
0.125% due 01/15/2023		1,315	1,242
U.S. Treasury Notes
1.625% due 08/15/2022 (f)(h)		30	27
2.500% due 08/15/2023 (f)(h)		900	863

			11,851

Total United States (Cost $39,825)			38,811

SHORT-TERM INSTRUMENTS 1.8%

REPURCHASE AGREEMENTS (d) 0.3%
			605

MEXICO TREASURY BILLS 0.8%
3.508% due 02/13/2014	MXN	25,000	1,907

U.S. TREASURY BILLS 0.7%
0.118% due 11/13/2014 - 12/11/2014 (a)(h)		$1,640	1,639

Total Short-Term Instruments (Cost $4,162)			4,151

Total Investments in Securities (Cost $220,926)			221,109

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	13

Schedule of Investments PIMCO Global Advantage® Strategy Bond Portfolio (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 5.1%

SHORT-TERM INSTRUMENTS 5.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.1%
PIMCO Short-Term Floating NAV Portfolio	1,204,199	$12,048

Total Short-Term Instruments (Cost $12,049)		12,048

Total Investments in Affiliates (Cost $12,049)		12,048

Total Investments 98.5% (Cost $232,975)		$233,157

Financial Derivative Instruments (e)(g) (0.6%) (Cost or Premiums, net $(1))		(1,368)

Other Assets and Liabilities, net 2.1%		4,991

Net Assets 100.0%		$236,780

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity, date shown represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2013	01/02/2014	$605	Freddie Mac 2.080% due 10/17/2022	$(620)	$605	$605

Total Repurchase Agreements						$(620)	$605	$605

(1)	Includes accrued interest.

As of December 31, 2013, there were no open sale-buyback transactions. The average amount of borrowing while outstanding during the period ended December 31, 2013 was $4,612 at a weighted average interest rate of (0.200%).

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$605	$0	$0	$0	$605	$(620)	$(15)

Total Borrowings and Other Financing Transactions	$605	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor December Futures	Long	12/2015	37	$(22)	$3	$(6)
3-Month Euribor June Futures	Short	06/2014	39	(11)	2	(1)
3-Month Euribor March Futures	Short	03/2014	39	(8)	1	(1)
10-Year Deliverable Interest Rate Swap March Futures	Short	03/2014	40	49	14	0
90-Day Eurodollar December Futures	Long	12/2016	256	(308)	0	(19)
90-Day Eurodollar June Futures	Long	06/2016	227	(232)	0	(11)
90-Day Eurodollar September Futures	Long	09/2016	256	(291)	0	(16)
Call Options Strike @ EUR 97.125 on 3-Month Euribor December Futures	Short	12/2014	4	0	0	0
Euro-Bund 10-Year Bond March Futures	Long	03/2014	19	(60)	5	0
Euro-Buxl 30-Year Bond March Futures	Short	03/2014	9	25	0	(4)
Put Options Strike @ EUR 94.250 on 3-Month Euribor December Futures	Short	12/2014	4	2	0	0
U.S. Treasury 10-Year Note March Futures	Long	03/2014	71	(139)	0	(12)
U.S. Treasury Ultra Long-Term Bond March Futures	Short	03/2014	1	3	1	0
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2015	82	(73)	14	(7)
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2015	170	(56)	28	(14)

Total Futures Contracts				$(1,121)	$68	$(91)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized/ (Depreciation)	Variation Margin
							Asset	Liability
iTraxx Europe 20 Index	(1.000%	)	12/20/2023	EUR 13,300	$279	$(111)	$0	$(5)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.EM-20 5-Year Index	5.000%	12/20/2018	$8,900	$920	$52	$2	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	1-Day EUR-EONIA Compounded-OIS	0.125%	09/18/2014	EUR	38,500	$(9)	$(4)	$13	$0
Receive	3-Month USD-LIBOR	0.800%	07/15/2014	$	2,400	(13)	(5)	0	0
Receive	3-Month USD-LIBOR	1.200%	07/15/2015		300	(5)	(3)	0	0
Pay	6-Month AUD-BBR-BBSW	4.250%	12/11/2023	AUD	600	(14)	(20)	2	0
Pay	6-Month EUR-EURIBOR	1.500%	03/19/2019	EUR	4,900	50	27	6	0
Receive	6-Month EUR-EURIBOR	2.750%	03/19/2044		1,500	3	(3)	0	(10)
Receive	6-Month GBP-LIBOR	3.000%	03/19/2024	GBP	300	3	12	0	(2)
Receive	6-Month GBP-LIBOR	3.500%	03/19/2044		1,100	(13)	19	0	(15)
Receive	6-Month JPY-LIBOR	0.500%	09/18/2020	JPY	140,000	6	(24)	2	0

						$8	$(1)	$23	$(27)

Total Swap Agreements						$1,207	$(60)	$25	$(32)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	15

Schedule of Investments PIMCO Global Advantage® Strategy Bond Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2013:

(f)	Securities with an aggregate market value of $774 and cash of $2,676 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2013. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures		Swap Agreements		Total
Total Exchange-Traded or Centrally Cleared	$0	$68	$25	$93	$0		$(91)		$(32)	$ (123)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2014		AUD	2,520	$		2,233	$0	$(16)
	01/2014		HKD	11,461			1,478	0	0
	01/2014		INR	187,655			3,000	0	(27)
	01/2014		MYR	2,658			828	17	0
	02/2014	$		2,229		AUD	2,520	16	0
	02/2014			80		NOK	490	1	0
	04/2014			1,478		HKD	11,461	0	0
	04/2014			2,931		INR	187,655	33	0
	04/2014			824		MYR	2,658	0	(17)

BPS	01/2014		BRL	347	$		148	1	0
	01/2014		COP	3,566,535			1,850	3	0
	01/2014		RUB	2,435			74	0	0
	01/2014	$		147		BRL	347	0	0
	01/2014			1,648		COP	3,148,095	0	(17)
	02/2014		GBP	14,397	$		23,160	0	(673)
	02/2014		JPY	19,600			190	4	0
	02/2014		MXN	24,795			1,889	0	(4)
	03/2014			22,039			1,682	2	0
	03/2014	$		3,341		CAD	3,590	32	0
	03/2014			1,843		COP	3,566,535	0	(2)
	03/2014			198		MXN	2,582	0	(1)

BRC	01/2014		PLN	292	$		94	0	(3)
	01/2014	$		220		COP	418,440	0	(3)
	01/2014			409		IDR	4,568,530	0	(35)
	01/2014			816		KRW	872,630	12	0
	01/2014			3,239		PLN	10,119	104	0
	01/2014			132		RON	430	0	0
	01/2014			537		TRY	1,092	0	(30)
	01/2014			354		ZAR	3,665	0	(5)
	01/2014		ZAR	807	$		78	1	0
	02/2014		EUR	199			272	0	(2)
	02/2014		SGD	78			62	0	0
	02/2014	$		2,491		EUR	1,807	0	(5)
	02/2014			19,697		JPY	1,969,733	0	(989)
	03/2014		GBP	316	$		518	0	(5)
	03/2014	$		555		GBP	339	6	0
	03/2014			1,356		ILS	4,805	27	0

CBK	01/2014			2,300		AUD	2,520	0	(50)
	01/2014			2,473		INR	160,289	113	0
	01/2014			512		PLN	1,584	11	0
	01/2014			134		RON	444	2	0
	01/2014			82		TWD	2,413	0	(1)
	02/2014		JPY	119,511	$		1,163	28	0
	02/2014	$		2,809		CHF	2,575	79	0
	02/2014			79		DKK	430	0	0
	02/2014			385		JPY	39,500	0	(10)
	03/2014		COP	289,950	$		150	0	0

DUB	01/2014		DKK	52,015			9,613	21	0
	01/2014	$		1,385		CZK	26,502	0	(50)
	01/2014			122		GBP	74	0	0

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	01/2014	$		5,540		RUB	181,114	$0	$(42)
	01/2014			66		ZAR	646	0	(5)
	02/2014			4,792		EUR	3,483	0	(1)
	03/2014			1,819		GBP	1,112	21	0
	04/2014		DKK	58,383	$		10,571	0	(203)
	04/2014	$		343		CLP	183,415	3	0

FBF	01/2014		BRL	6,520	$		2,783	20	0
	01/2014	$		2,776		BRL	6,520	0	(13)
	01/2014			22		KRW	23,711	1	0

GLM	01/2014			233		INR	14,639	3	0
	01/2014			636		PHP	27,373	0	(18)
	01/2014			142		THB	4,555	0	(4)
	02/2014		JPY	243,262	$		2,356	45	0
	04/2014	$		642		CLP	346,107	10	0

HUS	02/2014		EUR	18,819	$		25,950	61	0
	02/2014	$		561		TRY	1,147	0	(32)

JPM	01/2014		IDR	2,864,415	$		239	5	0
	01/2014		TWD	3,631			123	1	0
	01/2014	$		284		CNY	1,743	3	0
	01/2014			234		IDR	2,784,344	0	(6)
	01/2014			197		INR	12,726	8	0
	01/2014			89		KRW	97,789	4	0
	01/2014			323		PHP	14,175	0	(3)
	01/2014			2,478		RUB	81,099	8	(24)
	02/2014			155		BRL	368	0	0
	03/2014			230		IDR	2,784,344	0	(5)
	04/2014		TWD	3,804	$		128	0	0
	04/2014	$		597		RUB	19,922	0	(1)

MSC	01/2014		BRL	12,326	$		5,282	58	0
	01/2014	$		5,246		BRL	12,326	0	(21)
	01/2014			121		MYR	400	1	0
	02/2014			5,241		BRL	12,326	0	(58)
	03/2014		MXN	46,722	$		3,537	0	(23)
	04/2014	$		257		PEN	725	0	(1)

RBC	01/2014		IDR	1,914,615	$		157	0	0
	02/2014	$		281		NOK	1,730	3	0

RYL	02/2014		EUR	391	$		537	0	(1)
	04/2014		DKK	11,205			2,002	0	(66)

SCX	01/2014	$		2,690		CNY	16,599	44	0
	01/2014			1,478		HKD	11,461	0	0
	01/2014			677		MYR	2,259	12	0
	01/2014			1,698		THB	55,620	0	(6)
	02/2014			231		IDR	2,784,344	0	(6)

UAG	01/2014		CNY	18,342	$		3,002	0	(19)
	01/2014		KRW	4,471,259			4,243	2	0
	01/2014		PHP	34,261			774	1	0
	01/2014		THB	60,175			1,872	42	0
	01/2014		TWD	79,534			2,687	19	0
	01/2014	$		725		IDR	8,353,032	0	(41)
	01/2014			3,153		KRW	3,477,129	145	0
	01/2014			2,728		TWD	80,751	0	(20)
	02/2014			1,340		EUR	973	0	(2)
	02/2014			212		IDR	2,352,726	0	(21)
	02/2014			1,871		SEK	12,470	67	0
	02/2014			1,475		SGD	1,837	0	(19)
	04/2014			3,001		CNY	18,342	1	0
	04/2014			4,221		KRW	4,471,259	7	0
	04/2014			776		PHP	34,261	1	0
	04/2014			1,859		THB	60,175	0	(37)
	04/2014			2,702		TWD	79,534	0	(28)

WST	01/2014		CZK	2,006	$		101	0	0
	01/2014		PLN	429			142	0	0
	01/2014		ZAR	976			93	0	0
	03/2014		MXN	3,107			236	0	(1)
	04/2014		HKD	729			94	0	0
	04/2014	$		601		TRY	1,319	0	(1)

Total Forward Foreign Currency Contracts								$1,109	$(2,673)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	17

Schedule of Investments PIMCO Global Advantage® Strategy Bond Portfolio (Cont.)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC 10-Year Interest Rate Swap	3-Month JPY-LIBOR	Receive	1.250%	09/30/2015	JPY	490,000	$108	$115

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BRC	Call - OTC USD versus JPY	JPY	115.000	05/21/2014	$	5,520	$77	$16

Total Purchased Options							$185	$131

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.410%	03/14/2014	EUR	1,300	$(3)	$(2)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.410%	03/14/2014		1,300	(3)	0

BRC	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.410%	03/14/2014		8,200	(16)	(13)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.410%	03/14/2014		8,200	(16)	(3)

CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.650%	03/03/2014	$	9,100	(41)	(3)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.100%	03/03/2014		9,100	(91)	(136)

DUB	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.410%	03/14/2014	EUR	3,400	(7)	(5)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.410%	03/14/2014		3,400	(7)	(1)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.500%	03/17/2014		3,500	(10)	(13)
	Put - OTC 10-Year Interest Rate Swap	3-Month JPY-LIBOR	Pay	2.250%	09/30/2015	JPY	490,000	(38)	(38)

FBF	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.750%	03/24/2014	EUR	1,800	(6)	(1)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.300%	03/24/2014		1,800	(17)	(20)

GLM	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	03/31/2014	$	32,000	(28)	(59)

JPM	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.410%	03/14/2014	EUR	1,100	(2)	(2)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.410%	03/14/2014		1,100	(2)	0

RYL	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	01/27/2014	$	2,200	(17)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500%	01/27/2014		2,200	(20)	(1)

UAG	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.410%	03/14/2014	EUR	800	(2)	(1)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.410%	03/14/2014		800	(2)	0

								$(328)	$(298)

Total Written Options								$(328)	$(298)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2013:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Notional Amount in JPY		Premiums
Balance at 12/31/2012	0	$25,300	EUR	3,200	GBP	0	JPY	0	$(266)
Sales	2	103,450		68,500		12,800		490,000	(775)
Closing Buys	0	(6,600)		0		0		0	63
Expirations	(1)	(61,350)		(27,300)		(12,800)		0	577
Exercised	(1)	(6,200)		(7,700)		0		0	73

Balance at 12/31/2013	0	$54,600	EUR	36,700	GBP	0	JPY	490,000	$(328)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2013 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Royal Bank of Scotland Group PLC	(5.000%	)	06/20/2018	1.532%	EUR 200	$(38)	$(4)	$0	$(42)

BRC	SLM Corp.	(5.000%	)	12/20/2014	0.444%	$ 100	(5)	0	0	(5)
	Time Warner Cable, Inc.	(1.000%	)	03/20/2019	1.784%	100	6	(2)	4	0

DUB	Royal Bank of Scotland Group PLC	(5.000%	)	06/20/2018	1.532%	EUR 100	(19)	(1)	0	(20)

MYC	Royal Bank of Scotland Group PLC	(5.000%	)	06/20/2018	1.532%	100	(19)	(2)	0	(21)

							$(75)	$(9)	$4	$(88)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2013 (3)	Notional Amount (4)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
CBK	Mexico Government International Bond	1.000%	06/20/2021	1.235%	$ 3,550	$(109)	$54	$0	$(55)

FBF	China Government International Bond	1.000%	12/20/2016	0.391%	100	(5)	7	2	0
	Export-Import Bank of China	1.000%	12/20/2016	0.486%	100	(10)	11	1	0

JPM	China Government International Bond	1.000%	12/20/2016	0.391%	400	(20)	27	7	0

MYC	China Government International Bond	1.000%	12/20/2016	0.391%	100	(5)	7	2	0
	Export-Import Bank of China	1.000%	09/20/2016	0.450%	100	(3)	4	1	0

UAG	Export-Import Bank of China	1.000%	06/20/2016	0.407%	200	(4)	7	3	0

						$(156)	$117	$16	$(55)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value (5)
							Asset	Liability
BRC	CDX.EM-15 5-Year Index	5.000%	06/20/2016	$ 2,500	$344	$(209)	$135	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date (6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
										Asset	Liability
DUB	Floating rate equal to 3-Month EUR-EURIBOR less 0.238% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	03/18/2016	EUR	14,935	$	19,833	$(31)	$682	$651	$0

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BRC	Pay	1-Year BRL-CDI	10.910%	01/02/2017	BRL	24,000	$54	$(240)	$0	$(186)

DUB	Pay	1-Year BRL-CDI	8.285%	01/02/2017		500	0	(18)	0	(18)

HUS	Pay	1-Year BRL-CDI	8.645%	01/02/2017		2,700	5	(87)	0	(82)
	Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MXN	7,527	1	15	16	0

							$60	$(330)	$16	$(286)

Total Swap Agreements							$142	$251	$822	$(429)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	19

Schedule of Investments PIMCO Global Advantage® Strategy Bond Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2013:

(h)	Securities with an aggregate market value of $1,697 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
BOA	$67	$0	$0	$67	$(60)	$(2)	$0	$(62)	$5	$0	$5
BPS	42	0	0	42	(697)	0	(42)	(739)	(697)	620	(77)
BRC	150	16	139	305	(1,077)	(16)	(191)	(1,284)	(979)	763	(216)
CBK	233	0	0	233	(61)	(139)	(55)	(255)	(22)	0	(22)
DUB	45	115	651	811	(301)	(57)	(38)	(396)	415	280	695
FBF	21	0	3	24	(13)	(21)	0	(34)	(10)	0	(10)
GLM	58	0	0	58	(22)	(59)	0	(81)	(23)	0	(23)
HUS	61	0	16	77	(32)	0	(82)	(114)	(37)	0	(37)
JPM	29	0	7	36	(39)	(2)	0	(41)	(5)	0	(5)
MSC	59	0	0	59	(103)	0	0	(103)	(44)	(115)	(159)
MYC	0	0	3	3	0	0	(21)	(21)	(18)	(25)	(43)
RBC	3	0	0	3	0	0	0	0	3	0	3
RYL	0	0	0	0	(67)	(1)	0	(68)	(68)	33	(35)
SCX	56	0	0	56	(12)	0	0	(12)	44	0	44
UAG	285	0	3	288	(187)	(1)	0	(188)	100	0	100
WST	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)

Total Over the Counter	$1,109	$131	$822	$2,062	$(2,673)	$(298)	$(429)	$(3,400)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$68	$68
Swap Agreements	0	2	0	0	23	25

	$0	$2	$0	$0	$91	$93

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,109	$0	$1,109
Purchased Options	0	0	0	16	115	131
Swap Agreements	0	155	0	651	16	822

	$0	$155	$0	$1,776	$131	$2,062

	$0	$157	$0	$1,776	$222	$2,155

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$91	$91
Swap Agreements	0	5	0	0	27	32

	$0	$5	$0	$0	$118	$123

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,673	$0	$2,673
Written Options	0	0	0	0	298	298
Swap Agreements	0	143	0	0	286	429

	$0	$143	$0	$2,673	$584	$3,400

	$0	$148	$0	$2,673	$702	$3,523

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	1,061	1,061
Swap Agreements	0	182	0	0	(589)	(407)

	$0	$182	$0	$0	$473	$655

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,152)	$0	$(1,152)
Purchased Options	0	0	0	(1)	(51)	(52)
Written Options	0	0	0	71	455	526
Swap Agreements	0	121	0	649	1,015	1,785

	$0	$121	$0	$(433)	$1,419	$1,107

	$0	$303	$0	$(433)	$1,892	$1,762

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1,141)	$(1,141)
Swap Agreements	0	(102)	0	0	(32)	(134)

	$0	$(102)	$0	$0	$(1,173)	$(1,275)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,014)	$0	$(4,014)
Purchased Options	0	0	0	(61)	48	(13)
Written Options	0	0	0	(7)	(43)	(50)
Swap Agreements	0	(151)	0	681	(1,973)	(1,443)

	$0	$(151)	$0	$(3,401)	$(1,968)	$(5,520)

	$0	$(253)	$0	$(3,401)	$(3,141)	$(6,795)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Australia
Sovereign Issues	$0	$962	$0	$962
Belgium
Corporate Bonds & Notes	0	2,437	0	2,437
Brazil
Corporate Bonds & Notes	0	1,417	0	1,417
Sovereign Issues	0	776	0	776
Canada
Corporate Bonds & Notes	0	1,551	0	1,551
Sovereign Issues	0	5,082	0	5,082
Denmark
Corporate Bonds & Notes	0	24,371	0	24,371
France
Corporate Bonds & Notes	0	6,878	0	6,878
Sovereign Issues	0	3,990	0	3,990
Germany
Corporate Bonds & Notes	0	9,566	0	9,566
Sovereign Issues	0	7,385	0	7,385
India
Corporate Bonds & Notes	0	907	0	907
Indonesia
Sovereign Issues	0	543	0	543
Ireland
Asset-Backed Securities	0	289	0	289
Corporate Bonds & Notes	0	5,158	0	5,158
Mortgage-Backed Securities	0	1,250	0	1,250

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Italy
Corporate Bonds & Notes	$0	$3,435	$0	$3,435
Sovereign Issues	0	10,585	0	10,585
Japan
Corporate Bonds & Notes	0	1,720	0	1,720
Jersey, Channel Islands
Mortgage-Backed Securities	0	632	0	632
Luxembourg
Corporate Bonds & Notes	0	3,358	0	3,358
Malaysia
Sovereign Issues	0	662	0	662
Mexico
Corporate Bonds & Notes	0	420	0	420
Sovereign Issues	0	12,132	0	12,132
Mongolia
Sovereign Issues	0	756	0	756
Netherlands
Asset-Backed Securities	0	945	0	945
Corporate Bonds & Notes	0	5,277	0	5,277
Russia
Sovereign Issues	0	3,171	0	3,171
Slovenia
Sovereign Issues	0	6,895	0	6,895
South Africa
Sovereign Issues	0	1,691	0	1,691
South Korea
Sovereign Issues	0	2,008	0	2,008

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	21

Schedule of Investments PIMCO Global Advantage® Strategy Bond Portfolio (Cont.)

December 31, 2013

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Spain
Corporate Bonds & Notes	$0	$3,718	$0	$3,718
Sovereign Issues	0	7,904	0	7,904
Supranational
Corporate Bonds & Notes	0	1,825	0	1,825
Sweden
Corporate Bonds & Notes	0	1,048	0	1,048
Switzerland
Corporate Bonds & Notes	0	2,236	0	2,236
United Arab Emirates
Corporate Bonds & Notes	0	1,156	0	1,156
United Kingdom
Bank Loan Obligations	0	551	0	551
Corporate Bonds & Notes	0	11,164	0	11,164
Mortgage-Backed Securities	0	14,094	0	14,094
Sovereign Issues	0	8,202	0	8,202
United States
Asset-Backed Securities	0	6,413	0	6,413
Bank Loan Obligations	0	602	0	602
Corporate Bonds & Notes	0	9,548	0	9,548
Mortgage-Backed Securities	0	3,807	0	3,807
U.S. Government Agencies	0	6,590	0	6,590
U.S. Treasury Obligations	0	11,851	0	11,851
Short-Term Instruments
Repurchase Agreements	0	605	0	605
Mexico Treasury Bills	0	1,907	0	1,907

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
U.S. Treasury Bills	$0	$1,639	$0	$1,639
	$0	$221,109	$0	$221,109

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	12,048	0	0	12,048

Total Investments	$12,048	$221,109	$0	$233,157

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	68	25	0	93
Over the counter	0	2,062	0	2,062
	$68	$2,087	$0	$2,155

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(91)	(32)	0	(123)
Over the counter	0	(3,400)	0	(3,400)
	$(91)	$(3,432)	$0	$(3,523)

Totals	$12,025	$219,764	$0	$231,789

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2013

1. ORGANIZATION

The PIMCO Global Advantage® Strategy Bond Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers one class of shares: Administrative. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid and are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period and are included in net change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

ANNUAL REPORT	DECEMBER 31, 2013	23

Notes to Financial Statements (Cont.)

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally
4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	DECEMBER 31, 2013	25

Notes to Financial Statements (Cont.)

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers.

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding.

Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2013, the Portfolio had no unfunded loan commitments.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the

ANNUAL REPORT	DECEMBER 31, 2013	27

Notes to Financial Statements (Cont.)

security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2013 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
$28,418	$158,033	$(174,400)	$(41)	$38	$12,048	$132	$0

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

ANNUAL REPORT	DECEMBER 31, 2013	29

Notes to Financial Statements (Cont.)

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the

ANNUAL REPORT	DECEMBER 31, 2013	31

Notes to Financial Statements (Cont.)

current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2013 for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  The Portfolio may enter into cross-currency swap agreements to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements. As mentioned earlier in this report, the U.S.

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

is currently experiencing historically low interest rates. This combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, the fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair the performance of the Portfolio.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under

ANNUAL REPORT	DECEMBER 31, 2013	33

Notes to Financial Statements (Cont.)

the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account.

Additionally, portability of exposure in the event of default further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for the Administrative Class is charged at an annual rate of 0.40%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for the Administrative Class is charged at the annual rate of 0.35%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Portfolio by waiving a portion of its Supervisory and Administrative Fee or reimbursing the Portfolio, to the extent that they would exceed, due to the payment of organizational expenses and pro rata Trustees’ Fees, the sum of such Portfolio’s Investment Advisory Fee, service fees, Supervisory and Administrative Fees and other expenses borne by the Portfolio not covered by the Supervisory and Administrative Fee as described above (other than organizational expenses and pro rata Trustees’ Fees), plus 0.49 basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of December 31, 2013, the remaining recoverable amount to PIMCO was $8,841.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

ANNUAL REPORT	DECEMBER 31, 2013	35

Notes to Financial Statements (Cont.)

December 31, 2013

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2013, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$105,198	$115,582	$203,557	$129,713

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2013		Year Ended 12/31/2012
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	5,705	$56,675	6,235	$62,602
Issued as reinvestment of distributions
Administrative Class	404	4,003	359	3,661
Cost of shares redeemed
Administrative Class	(1,438)	(14,056)	(1,925)	(19,424)
Net increase resulting from Portfolio share transactions	4,671	$46,622	4,669	$46,839

As of December 31, 2013, four shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 91% of the Portfolio. One shareholder is a related party to the Portfolio and comprises 32% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2013, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2011-2012, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2013, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$—	$—	$(641)	$(3,395)	$—	$(117)	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

(4)	Capital losses realized during the period November 1, 2013 through December 31, 2013 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2013 through December 31, 2013, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2013, the Portfolio had no accumulated capital losses.

As of December 31, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$232,988	$4,677	$(4,507)	$169

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2013 and December 31, 2012, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2013	$2,765	$1,238	$—
12/31/2012	$2,886	$774	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2013	37

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO Global Advantage Strategy Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Global Advantage Strategy Bond Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2014

38	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	MSC	Morgan Stanley & Co., Inc.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.	WST	Westpac Banking Corp.
FBF	Credit Suisse International	RBC	Royal Bank of Canada

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	PLN	Polish Zloty
BRL	Brazilian Real	IDR	Indonesian Rupiah	RON	Romanian New Leu
CAD	Canadian Dollar	ILS	Israeli Shekel	RUB	Russian Ruble
CHF	Swiss Franc	INR	Indian Rupee	SEK	Swedish Krona
CLP	Chilean Peso	JPY	Japanese Yen	SGD	Singapore Dollar
CNY	Chinese Renminbi	KRW	South Korean Won	THB	Thai Baht
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	USD (or $)	United States Dollar
EUR	Euro	PEN	Peruvian New Sol	ZAR	South African Rand
GBP	British Pound	PHP	Philippine Peso

Exchange Abbreviations:
OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets

Other Abbreviations:
ABS	Asset-Backed Security	CDI	Brazil Interbank Deposit Rate	EURIBOR	Euro Interbank Offered Rate
ALT	Alternate Loan Trust	CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate
BBR	Bank Bill Rate	CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap
BBSW	Bank Bill Swap Reference Rate	EONIA	Euro OverNight Index Average	TIIE	Tasa de Interés Interbancaria de Equilibrio

ANNUAL REPORT	DECEMBER 31, 2013	39

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

40	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	172	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2013	41

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian* (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Vice President	11/2013 to Present Treasurer 08/1997 to 11/2013	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

* Effective February 3, 2014, Dr. El-Erian no longer serves as a Senior Vice President of the Trust.

42	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2013	43

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 12-13, 2013, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2014. The Board also considered and approved for an additional one-year term through August 31, 2014, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2014.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreement are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust and the independent Trustees.

The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 12-13, 2013 meeting. The independent Trustees also met with counsel to the Trust and the independent Trustees on August 2, 2013 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2012, including, but not limited to, undertaking significant technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2013. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2013 and other performance data, as available, for the periods ended June 30, 2013 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2013 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 12-13, 2013 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2013.

ANNUAL REPORT	DECEMBER 31, 2013	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Board noted that, for periods ending May 31, 2013, the Administrative Class of 71%, 92% and 100% of the Portfolios outperformed their Lipper category median in the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 86% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2013 (based on the performance of the Administrative Class). The Board also noted that ten of 13 Portfolios, representing 93% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2013, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $23 billion as of May 31, 2013.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expense ratios in their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the size of the assets under management with PIMCO, the manner in which similar portfolios may be managed, different requirements with

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to

ANNUAL REPORT	DECEMBER 31, 2013	47

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively; had been reduced for some Portfolios over time; had been held steady for most Portfolios as assets grew, or declined in the case of some Portfolios; and continued to be competitive compared with peers. The Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. The Trustees noted that the benefits of the unified fee were apparent during the recent financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC supported the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and in return for the fees paid to RALLC by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

48	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT24AR_123113

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2013

PIMCO Global Bond Portfolio (Unhedged)

Share Class

■	Administrative

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	37
Glossary	38
Federal Income Tax Information	39
Management of the Trust	40
Privacy Policy	42
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	43

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2013. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

The past twelve months were marked by ongoing periods of heightened bond market volatility brought on by uncertainty around central bank monetary and fiscal policy, geopolitical concerns, and a slower than hoped for rebound in the global economy. Following a particularly bumpy third quarter, however, all financial markets completed the year along a relatively smoother path. Federal Reserve (“Fed”) Chairman Ben Bernanke laid the groundwork in September, when he clarified the Fed’s commitment to maintain its quantitative easing (“QE”) bond purchase program of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero-bound range. The nomination of Janet Yellen to the Chairmanship further helped to reassure investors that the Fed would be committed to the continuation of their accommodative policies.

As investors were made particularly aware, beginning in mid-May conditions in financial markets deteriorated rapidly as markets reacted to signals by the Fed that it might begin to slow the pace of its asset purchases. This shift in tone fueled a broad-based sell-off within fixed income assets throughout the summer, undermining market liquidity and sending yields higher across the risk spectrum.

By mid-September, however, the Fed announced its intent to delay any tapering until more convincing indicators of economic growth become apparent and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore higher) and a rally across most equity markets. The Fed also maintained the Federal Funds Rate within a narrow range of zero to 25 basis points. Into October, investors were once again kept on edge by the uncertain fiscal policy and political landscape—namely the partial shutdown of the U.S. government that began during the first week of October, the ongoing debt ceiling negotiations between the White House and Congress, and confirmation proceedings for the next Fed Chairman. Investors were relieved by the last-minute deal announced on October 17 that reached an agreement to reopen the U.S. government and raise the debt ceiling.

In November, relative calm prevailed across most fixed income markets, and equity markets continued to rally. The European Central Bank (“ECB”) reduced their main policy rate (or the interest rate at which it lends money to banks) by 25 basis points to 0.25%, likely due to their concern over lower than expected inflation and a weak global growth outlook. The Bank of England (“BOE”) unanimously voted to leave its main policy rate unchanged amid a pickup in economic growth and expectations that this would lead to an eventual decline in the U.K. unemployment rate.

Towards the latter part of December, the Fed announced that beginning in January 2014 it intends to gradually exit its bond-buying program, by reducing it from $85 billion to $75 billion spread equally across mortgage and U.S. Treasury purchases. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee (“FOMC”) provided even greater assurances that the policy rate would remain near a zero-bound range until signs of sustainable growth are more broadly evident in the U.S. economy. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

U.S. Treasuries underperformed most other developed sovereign bond markets on a hedged basis as investors reacted to the various Fed announcements regarding the tapering of their QE bond purchase program. In particular, U.S. Treasury yields rose to their highest level in late December as investors reacted to the Fed’s announcement that it would begin the reduction of its asset purchases starting in January 2014. This decision was made on the back of improving economic data, which included a lower unemployment rate, respectable monthly job reports, and improving housing fundamentals. The benchmark ten-year U.S. Treasury note yielded 3.03% at the end of the reporting period, as compared to 1.76% on December 31, 2012. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 2.02% for the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 8.61% over the period, underperforming nominal U.S. Treasuries. U.S. TIPS sold off, particularly during the second quarter of the reporting period, as the market began to price in the inevitable Fed tapering decision, which was officially announced in December. The decision by the Fed to initiate the tapering of asset purchases was validated via stronger jobs and GDP data, with continual weaker inflation data adding further pressure to U.S. TIPS valuations towards the latter part of the period. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 9.52% over the period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries even with the Fed’s announcement that it would begin to reduce its asset purchases in January 2014. The announcement, however, did lead to differentiated performance among coupons, with lower coupons underperforming, as these bonds have been the largest beneficiaries of Fed purchases. Prices for non-Agency mortgages rose on limited outstanding supply, improving risk appetite and ongoing signs of recovery in the housing sector. Commercial MBS also outperformed amid strong investor demand and a continued rebound in property valuations.

■

The U.S. investment grade credit market, as measured by the Barclays U.S. Credit Index, declined 2.01% for the period, but outperformed like-duration U.S. Treasuries as spreads tightened, ending the year at the lowest level since the global financial crisis began. This positive performance was supported by improving global growth fundamentals and continued easy monetary policy. The high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 7.42% for the period. The sector was one of the best-performing fixed income sectors, benefiting from relatively sound fundamentals and investor demand for higher yielding assets with lower interest rate sensitivity.

■

Emerging markets (“EM”) external debt underperformed U.S. Treasuries during the year and was impacted by the second quarter sell-off. Country-specific stories and the risk-on market sentiment following the Fed tapering announcement supported lower spreads in the fourth quarter, particularly in December. EM local assets particularly underperformed U.S. Treasuries during the period, as weaker EM currencies and increases in local yields weighed on overall returns.

■

Developed market equities posted strong performance in 2013, despite a period marked by considerable volatility and uncertainty around central bank policy. U.S. equities, as measured by the S&P 500 Index, returned 32.39%. Global equities, as represented by the MSCI All Country World Index Net USD and MSCI World Index, returned 22.80% and 26.68%, respectively. Emerging market equities (“EM”), as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.60%. EM equities underperformed developed market equities due to declining earnings growth and rising interest rates in the U.S. which placed pressure on local EM currencies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2014

ANNUAL REPORT	DECEMBER 31, 2013	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Global Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, operational risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

4	PIMCO VARIABLE INSURANCE TRUST

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2013 to December 31, 2013.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2013	5

PIMCO Global Bond Portfolio (Unhedged)

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

United States	40.3%
Short-Term Instruments	34.3%
United Kingdom	7.8%
Germany	4.4%
Brazil	2.9%
Other	10.3%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	1 Year	5 Years	10 Years	Class Inception (01/10/2002)
PIMCO Global Bond Portfolio (Unhedged) Administrative Class	-8.48%	6.55%	4.91%	6.90%
JPMorgan GBI Global FX NY Index Unhedged in USD±	-4.61%	2.23%	4.27%	6.26%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.91% for Administrative Class shares.

± JPMorgan GBI Global FX NY Index Unhedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars on an unhedged basis of major world bond markets. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/13)	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$994.60	$1,020.52
Expenses Paid During Period†	$4.68	$4.74
Net Annualized Expense Ratio	0.93%	0.93%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Global Bond Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	Positions in non-Agency mortgage-backed securities (“MBS”) contributed to performance as spreads on these securities tightened over the reporting period.

»	Positions in investment-grade corporates contributed to performance as spreads for the sector tightened over the reporting period.

»

Positions in credit-default swaps on European high yield debt (Buy Protection) detracted from performance as the cost to protect against default of the underlying debt fell during the reporting period.

»

Overweight positions to duration (or sensitivity to changes in market interest rates) in Australia and the U.K. detracted from relative performance as local interest rates in these countries rose during the reporting period.

»	Exposure to local duration in Brazil detracted from performance as BRL-swap rates rose during the reporting period.

»	An overweight to real duration (or sensitivity to changes in real interest rates) in the U.S. detracted from performance as the breakeven inflation rate fell during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Global Bond Portfolio (Unhedged)

Selected Per Share Data for the Year Ended:	12/31/2013	12/31/2012	12/31/2011	12/31/2010	12/31/2009

Administrative Class
Net asset value beginning of year	$13.72	$13.83	$13.49	$12.72	$12.25
Net investment income (a)	0.35	0.43	0.49	0.45	0.47
Net realized/unrealized gain (loss)	(1.50)	0.52	0.52	1.01	1.59
Total income (loss) from investment operations	(1.15)	0.95	1.01	1.46	2.06
Dividends from net investment income	(0.14)	(0.23)	(0.36)	(0.36)	(0.40)
Distributions from net realized capital gains	(0.09)	(0.83)	(0.31)	(0.33)	(1.19)
Total distributions	(0.23)	(1.06)	(0.67)	(0.69)	(1.59)
Net asset value end of year	$12.34	$13.72	$13.83	$13.49	$12.72
Total return	(8.48)%	6.94%	7.56%	11.64%	16.83%
Net assets end of year (000s)	$281,002	$456,831	$435,246	$479,848	$532,730
Ratio of expenses to average net assets	0.93%	0.91%	0.90%	0.91%	0.90%
Ratio of expenses to average net assets excluding interest expense	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets	2.72%	2.99%	3.49%	3.37%	3.68%
Portfolio turnover rate	335%*	362%*	506%*	849%*	624%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	7

Statement of Assets and Liabilities PIMCO Global Bond Portfolio (Unhedged)

(Amounts in thousands, except per share amounts)	December 31, 2013

Assets:
Investments, at value
Investments in securities*	$377,512
Financial Derivative Instruments
Exchange-traded or centrally cleared	379
Over the counter	2,643
Cash	2
Deposits with counterparty	3,788
Foreign currency, at value	1,321
Receivable for investments sold	90,289
Receivable for Portfolio shares sold	1,497
Interest and dividends receivable	1,950
Other assets	1
479,382

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$11,633
Payable for short sales	41,804
Financial Derivative Instruments
Exchange-traded or centrally cleared	264
Over the counter	6,345
Payable for investments purchased	90,821
Deposits from counterparty	4,250
Payable for Portfolio shares redeemed	291
Accrued investment advisory fees	69
Accrued supervisory and administrative fees	138
Accrued distribution fees	8
Accrued servicing fees	36
Reimbursement to PIMCO	5
155,664

Net Assets	$323,718

Net Assets Consist of:
Paid in capital	$318,511
(Overdistributed) net investment income	(973)
Accumulated undistributed net realized gain	8,275
Net unrealized (depreciation)	(2,095)
$323,718

Net Assets:
Institutional Class	$6,037
Administrative Class	281,002
Advisor Class	36,679

Shares Issued and Outstanding:
Institutional Class	489
Administrative Class	22,767
Advisor Class	2,972

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$12.34
Administrative Class	12.34
Advisor Class	12.34

Cost of Investments in Securities	$373,273
Cost of Foreign Currency Held	$1,323
Proceeds Received on Short Sales	$41,682
Cost or Premiums of Financial Derivative Instruments, net	$(1,590)

* Includes repurchase agreements of:	$49,995

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Global Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2013

Investment Income:
Interest	$15,894
Dividends	18
Total Income	15,912

Expenses:
Investment advisory fees	1,094
Supervisory and administrative fees	2,187
Servicing fees - Administrative Class	591
Distribution and/or servicing fees - Advisor Class	93
Trustees’ fees	7
Interest expense	120
Total Expenses	4,092

Net Investment Income	11,820

Net Realized Gain/(Loss):
Investments in securities	8,885
Exchange-traded or centrally cleared financial derivative instruments	(2,999)
Over the counter financial derivative instruments	(26,088)
Foreign currency	2,026
Net Realized (Loss)	(18,176)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(27,311)
Exchange-traded or centrally cleared financial derivative instruments	(5,300)
Over the counter financial derivative instruments	212
Foreign currency assets and liabilities	(411)
Net Change in Unrealized (Depreciation)	(32,810)
Net (Loss)	(50,986)

Net (Decrease) in Net Assets Resulting from Operations	$(39,166)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	9

Statements of Changes in Net Assets PIMCO Global Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2013	Year Ended December 31, 2012

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$11,820	$14,975
Net realized (loss)	(18,176)	(5,945)
Net change in unrealized appreciation (depreciation)	(32,810)	24,793
Net increase (decrease) resulting from operations	(39,166)	33,823

Distributions to Shareholders:
From net investment income
Institutional Class	(76)	(117)
Administrative Class	(4,338)	(7,399)
Advisor Class	(352)	(633)
From net realized capital gains
Institutional Class	(42)	(377)
Administrative Class	(1,983)	(25,931)
Advisor Class	(257)	(2,268)

Total Distributions	(7,048)	(36,725)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(132,815)	20,738

Net increase (decrease) in capital	(179,029)	17,836

Net Assets:
Beginning of year	502,747	484,911
End of year*	$323,718	$502,747

* Including undistributed (overdistributed) net investment income of:	$(973)	$152

**	See note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged)

December 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 116.6%

AUSTRALIA 0.3%

MORTGAGE-BACKED SECURITIES 0.3%
Puma Finance Ltd.
0.379% due 02/21/2038		$140	$139
3.015% due 08/22/2037	AUD	191	170
Swan Trust
0.298% due 05/12/2037		$177	177
2.870% due 05/12/2037	AUD	243	217
Torrens Trust
3.035% due 10/19/2038		227	199

Total Australia (Cost $937)			902

BRAZIL 3.3%

CORPORATE BONDS & NOTES 2.2%
Banco Santander Brasil S.A.
2.343% due 03/18/2014		$700	700
4.250% due 01/14/2016		200	207
4.500% due 04/06/2015		1,100	1,136
Banco Votorantim Ltd.
3.247% due 03/28/2014		1,800	1,800
Banco Votorantim S.A.
5.250% due 02/11/2016		100	104
BM&FBovespa S.A.
5.500% due 07/16/2020		300	317
BRF S.A.
5.875% due 06/06/2022		2,700	2,701
CSN Islands Corp.
6.875% due 09/21/2019		200	209

			7,174

SOVEREIGN ISSUES 1.1%
Brazil Government International Bond
8.250% due 01/20/2034		2,800	3,591

Total Brazil (Cost $11,041)			10,765

CAYMAN ISLANDS 0.1%

ASSET-BACKED SECURITIES 0.1%
Black Diamond CLO Delaware Corp.
0.495% due 06/20/2017		$10	10
BlueMountain CLO Ltd.
0.478% due 11/15/2017		131	131
Kingsland Ltd.
0.494% due 06/13/2019		253	254

Total Cayman Islands (Cost $391)			395

GERMANY 5.1%

CORPORATE BONDS & NOTES 1.1%
KFW
4.250% due 07/04/2014	EUR	1,600	2,245
6.250% due 05/19/2021	AUD	1,400	1,367

			3,612

SOVEREIGN ISSUES 4.0%
Free State of Bavaria
3.500% due 01/27/2016	EUR	749	1,098
Republic of Germany
1.500% due 02/15/2023		8,800	11,747

			12,845

Total Germany (Cost $16,380)			16,457

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GUERNSEY, CHANNEL ISLANDS 0.1%

CORPORATE BONDS & NOTES 0.1%
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		$375	$381

Total Guernsey, Channel Islands (Cost $375)			381

ITALY 0.9%

ASSET-BACKED SECURITIES 0.0%
Locat Securitisation Vehicle SRL
0.420% due 12/12/2028	EUR	72	99

SOVEREIGN ISSUES 0.9%
Italy Buoni Poliennali Del Tesoro
2.100% due 09/15/2021 (b)		2,053	2,760

Total Italy (Cost $2,974)			2,859

JERSEY, CHANNEL ISLANDS 0.6%

CORPORATE BONDS & NOTES 0.6%
WPP PLC
6.000% due 04/04/2017	GBP	1,000	1,841

Total Jersey, Channel Islands (Cost $1,300)			1,841

LUXEMBOURG 0.1%

CORPORATE BONDS & NOTES 0.1%
Gazprom OAO Via Gaz Capital S.A.
8.146% due 04/11/2018		$300	355

Total Luxembourg (Cost $300)			355

MEXICO 2.4%

CORPORATE BONDS & NOTES 0.7%
America Movil S.A.B. de C.V.
3.625% due 03/30/2015		$1,500	1,556
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		800	840

			2,396

SOVEREIGN ISSUES 1.7%
Mexico Government International Bond
10.000% due 12/05/2024	MXN	54,400	5,331

Total Mexico (Cost $8,022)			7,727

NETHERLANDS 2.7%

CORPORATE BONDS & NOTES 2.7%
Fortis Bank Nederland NV
3.375% due 05/19/2014	EUR	5,700	7,932
Gazprom OAO Via White Nights Finance BV
10.500% due 03/25/2014		$500	512
Waha Aerospace BV
3.925% due 07/28/2020		350	369

Total Netherlands (Cost $8,599)			8,813

NORWAY 1.1%

CORPORATE BONDS & NOTES 1.1%
DNB Bank ASA
3.200% due 04/03/2017		$1,000	1,046
Eksportfinans ASA
1.600% due 03/20/2014	JPY	1,000	9
2.000% due 09/15/2015		$800	790

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.375% due 05/25/2016		$200	$197
3.000% due 11/17/2014		200	201
5.500% due 05/25/2016		500	529
5.500% due 06/26/2017		600	635

Total Norway (Cost $3,268)			3,407

QATAR 1.3%

CORPORATE BONDS & NOTES 0.5%
Qatari Diar Finance Co.
3.500% due 07/21/2015		$1,600	1,666

SOVEREIGN ISSUES 0.8%
Qatar Government International Bond
4.000% due 01/20/2015		2,400	2,487

Total Qatar (Cost $4,046)			4,153

SLOVENIA 0.8%

SOVEREIGN ISSUES 0.8%
Slovenia Government International Bond
4.700% due 11/01/2016	EUR	1,900	2,713

Total Slovenia (Cost $2,553)			2,713

SOUTH KOREA 1.2%

CORPORATE BONDS & NOTES 0.8%
Export-Import Bank of Korea
4.125% due 09/09/2015		$500	528
5.875% due 01/14/2015		1,900	1,999

			2,527

SOVEREIGN ISSUES 0.4%
Republic of Korea
4.875% due 09/22/2014		200	206
5.750% due 04/16/2014		200	203
7.125% due 04/16/2019		700	855

			1,264

Total South Korea (Cost $3,650)			3,791

UNITED ARAB EMIRATES 0.5%

SOVEREIGN ISSUES 0.5%
Emirate of Abu Dhabi Government International Bond
6.750% due 04/08/2019		$1,400	1,704

Total United Arab Emirates (Cost $1,498)			1,704

UNITED KINGDOM 9.1%

CORPORATE BONDS & NOTES 0.6%
Bradford & Bingley PLC
4.250% due 05/04/2016	EUR	1,400	2,083

SOVEREIGN ISSUES 8.5%
United Kingdom Gilt
1.750% due 09/07/2022 (e)	GBP	7,800	11,825
4.000% due 03/07/2022		8,600	15,581

			27,406

Total United Kingdom (Cost $29,999)			29,489

UNITED STATES 47.1%

ASSET-BACKED SECURITIES 2.6%
Amortizing Residential Collateral Trust
0.745% due 07/25/2032		$1	1

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	11

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.865% due 10/25/2031		$2	$1
Carrington Mortgage Loan Trust
0.215% due 12/25/2036		53	52
Conseco Finance Securitizations Corp.
7.490% due 07/01/2031		1,774	1,898
Countrywide Asset-Backed Certificates
0.565% due 08/25/2034		156	149
0.615% due 04/25/2036		1,000	787
Credit Suisse First Boston Mortgage Securities Corp.
0.785% due 01/25/2032		1	1
Credit-Based Asset Servicing and Securitization LLC
0.225% due 11/25/2036		26	14
Denver Arena Trust
6.940% due 11/15/2019		21	22
EMC Mortgage Loan Trust
0.615% due 05/25/2043		469	434
Home Equity Mortgage Trust
6.000% due 01/25/2037 ^		181	35
JPMorgan Mortgage Acquisition Trust
0.445% due 03/25/2047		1,632	913
Morgan Stanley ABS Capital, Inc. Trust
0.275% due 03/25/2037		1,390	717
0.415% due 08/25/2036		3,250	1,739
0.965% due 07/25/2037		1,521	1,418
SACO, Inc.
0.565% due 04/25/2035		9	8
Securitized Asset-Backed Receivables LLC Trust
0.215% due 12/25/2036		10	5
SLC Student Loan Trust
0.693% due 06/15/2017		135	135
SLM Student Loan Trust
0.443% due 12/17/2018		35	35
Structured Asset Securities Corp.
1.669% due 04/25/2035		22	21
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
0.565% due 05/25/2034		2	2
Washington Mutual Asset-Backed Certificates Trust
0.225% due 10/25/2036		52	21

			8,408

BANK LOAN OBLIGATIONS 0.8%
H.J. Heinz Co.
3.500% due 06/05/2020		1,791	1,807
HCA, Inc.
2.669% due 05/02/2016		863	863

			2,670

CORPORATE BONDS & NOTES 9.3%
Ally Financial, Inc.
3.645% due 06/20/2014		800	814
6.750% due 12/01/2014		800	839
American International Group, Inc.
6.765% due 11/15/2017	GBP	488	935
8.175% due 05/15/2068		$200	243
Bank of America Corp.
7.625% due 06/01/2019		1,400	1,738
Bear Stearns Cos. LLC
7.250% due 02/01/2018		1,000	1,198
Boston Scientific Corp.
6.400% due 06/15/2016		200	223
CIT Group, Inc.
5.250% due 04/01/2014		400	405
Citigroup, Inc.
1.500% due 11/30/2017	EUR	200	271
Cleveland Electric Illuminating Co.
5.700% due 04/01/2017		$520	564

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Continental Airlines Pass-Through Trust
9.000% due 01/08/2018		$803	$915
D.R. Horton, Inc.
6.500% due 04/15/2016		4,500	4,939
Denali Borrower LLC
5.625% due 10/15/2020		700	696
El Paso Pipeline Partners Operating Co. LLC
6.500% due 04/01/2020		100	115
Ford Motor Credit Co. LLC
8.000% due 06/01/2014		1,300	1,340
8.700% due 10/01/2014		200	212
Goldman Sachs Group, Inc.
0.641% due 07/22/2015		500	499
0.744% due 01/12/2015		700	700
0.847% due 09/29/2014		800	802
6.250% due 09/01/2017		500	573
International Lease Finance Corp.
7.125% due 09/01/2018		400	465
JPMorgan Chase & Co.
5.058% due 02/22/2021	CAD	200	196
JPMorgan Chase Bank N.A.
0.994% due 05/31/2017	EUR	400	545
Kraft Foods Group, Inc.
6.125% due 08/23/2018		$500	583
Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 ^		800	175
Mohawk Industries, Inc.
6.125% due 01/15/2016		1,000	1,099
Morgan Stanley
0.627% due 04/13/2016	EUR	700	955
0.724% due 10/15/2015		$1,000	998
Penske Truck Leasing Co. LP
3.125% due 05/11/2015		800	823
3.750% due 05/11/2017		1,300	1,368
Puget Energy, Inc.
6.500% due 12/15/2020		900	1,024
Southwestern Energy Co.
4.100% due 03/15/2022		300	297
7.500% due 02/01/2018		100	119
UAL Pass-Through Trust
10.400% due 05/01/2018		648	735
UST LLC
5.750% due 03/01/2018		1,000	1,132
Verizon Communications, Inc.
1.773% due 09/15/2016		400	412
1.993% due 09/14/2018		100	105
2.500% due 09/15/2016		300	310
3.650% due 09/14/2018		400	424
4.500% due 09/15/2020		400	428

			30,214

MORTGAGE-BACKED SECURITIES 8.7%
Adjustable Rate Mortgage Trust
2.801% due 09/25/2035		30	27
American Home Mortgage Assets Trust
0.355% due 05/25/2046		411	304
0.375% due 10/25/2046		533	348
Banc of America Funding Corp.
2.631% due 02/20/2036		508	503
2.722% due 10/20/2046 ^		171	137
5.500% due 01/25/2036		626	637
BCAP LLC Trust
0.335% due 01/25/2037 ^		381	278
5.250% due 04/26/2037		2,191	2,078
Bear Stearns Adjustable Rate Mortgage Trust
2.210% due 08/25/2035		134	134
2.523% due 10/25/2033		19	18
2.548% due 08/25/2033		20	20

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.730% due 05/25/2034	$18	$17
2.793% due 03/25/2035	46	46
2.817% due 05/25/2034	56	54
2.861% due 05/25/2047 ^	519	436
3.082% due 11/25/2034	14	14
Bear Stearns Alt-A Trust
2.550% due 11/25/2035 ^	224	174
2.708% due 09/25/2035	187	165
2.801% due 08/25/2036 ^	281	199
Bear Stearns Structured Products, Inc.
2.591% due 12/26/2046	152	92
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.345% due 07/25/2036	119	104
Citigroup Commercial Mortgage Trust
5.705% due 12/10/2049	400	412
Citigroup Mortgage Loan Trust, Inc.
2.290% due 09/25/2035	72	71
2.550% due 10/25/2035	1,702	1,652
Countrywide Alternative Loan Trust
0.335% due 01/25/2037 ^	758	614
0.347% due 02/20/2047	332	220
0.362% due 12/20/2046	661	473
0.377% due 03/20/2046	196	142
0.377% due 07/20/2046 ^	424	255
0.445% due 02/25/2037	252	191
0.515% due 05/25/2037 ^	109	72
1.485% due 11/25/2035	51	38
2.025% due 11/25/2035	51	40
5.250% due 06/25/2035 ^	38	33
5.350% due 11/25/2035 ^	434	332
6.000% due 04/25/2037 ^	94	68
6.000% due 02/25/2047	911	714
6.250% due 08/25/2037 ^	50	40
6.500% due 06/25/2036 ^	246	183
Countrywide Home Loan Mortgage Pass-Through Trust
0.395% due 05/25/2035	112	98
0.455% due 04/25/2035	33	27
0.465% due 03/25/2035	735	663
0.485% due 03/25/2035	142	108
0.495% due 02/25/2035	12	11
0.925% due 09/25/2034	13	13
2.376% due 02/20/2036	592	458
2.504% due 11/25/2034	32	30
2.650% due 05/25/2047	167	111
2.675% due 11/19/2033	27	26
2.826% due 08/25/2034	10	9
5.500% due 10/25/2035	197	188
Credit Suisse First Boston Mortgage Securities Corp.
2.438% due 08/25/2033	34	33
6.500% due 04/25/2033	2	2
Credit Suisse Mortgage Capital Certificates
6.500% due 07/26/2036	162	86
Deutsche ALT-B Securities, Inc.
5.886% due 10/25/2036 ^	496	369
First Horizon Mortgage Pass-Through Trust
6.250% due 08/25/2017	6	6
Greenpoint Mortgage Funding Trust
0.435% due 11/25/2045	13	10
GSR Mortgage Loan Trust
1.860% due 03/25/2033	15	14
2.457% due 06/25/2034	9	9
2.648% due 09/25/2035	410	409
HarborView Mortgage Loan Trust
0.906% due 02/19/2034	2	2
0.993% due 12/19/2036 ^	204	162
2.530% due 05/19/2033	36	36
IndyMac Mortgage Loan Trust
4.644% due 09/25/2035	383	339

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Mortgage Trust
1.990% due 11/25/2033	$16	$16
2.530% due 01/25/2037	447	397
2.753% due 07/25/2035	199	203
2.813% due 07/25/2035	229	231
3.554% due 02/25/2035	15	15
Luminent Mortgage Trust
0.405% due 04/25/2036	711	485
MASTR Adjustable Rate Mortgages Trust
2.401% due 05/25/2034	947	932
MASTR Alternative Loan Trust
0.565% due 03/25/2036	60	14
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.607% due 12/15/2030	12	12
Merrill Lynch Floating Trust
0.706% due 07/09/2021	500	499
Merrill Lynch Mortgage Investors Trust
0.375% due 02/25/2036	171	157
0.415% due 08/25/2036	28	27
2.229% due 02/25/2033	20	19
2.480% due 02/25/2036	114	107
Merrill Lynch Mortgage-Backed Securities Trust
4.627% due 04/25/2037 ^	16	13
Nomura Asset Acceptance Corp.
2.507% due 10/25/2035	29	26
Residential Accredit Loans, Inc. Trust
0.315% due 02/25/2047	202	115
0.345% due 06/25/2046	529	248
0.375% due 04/25/2046	226	113
6.000% due 12/25/2036 ^	781	604
Residential Funding Mortgage Securities, Inc. Trust
5.500% due 11/25/2035 ^	259	240
RiverView HECM Trust
0.225% due 07/25/2047	1,746	1,606
Structured Adjustable Rate Mortgage Loan Trust
2.495% due 04/25/2034	59	59
2.576% due 09/25/2034	57	57
2.906% due 02/25/2034	23	23
Structured Asset Mortgage Investments Trust
0.355% due 07/25/2046	613	508
0.375% due 05/25/2046	138	109
0.385% due 05/25/2036	614	452
0.385% due 09/25/2047	600	456
0.416% due 07/19/2035	465	448
0.445% due 02/25/2036	716	556
0.746% due 07/19/2034	6	6
0.866% due 03/19/2034	11	11
Suntrust Alternative Loan Trust
0.815% due 12/25/2035 ^	1,643	1,275
WaMu Mortgage Pass-Through Certificates
0.435% due 12/25/2045	76	70
0.475% due 01/25/2045	12	11
0.485% due 01/25/2045	12	12
0.839% due 02/25/2047	573	456
1.543% due 08/25/2042	8	7
2.016% due 01/25/2037 ^	45	37
2.086% due 12/25/2036 ^	9	8
2.374% due 12/25/2036 ^	69	61
2.454% due 06/25/2033	17	17
2.463% due 07/25/2046	265	250
2.487% due 02/25/2033	161	159
2.530% due 03/25/2034	52	52
4.402% due 06/25/2037	118	102
Washington Mutual MSC Mortgage Pass-Through Certificates
1.079% due 07/25/2046 ^	86	49
6.000% due 06/25/2037 ^	1,753	1,454

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037	$740	$666
Wells Fargo Mortgage-Backed Securities Trust
2.633% due 04/25/2036	32	32

		28,036

MUNICIPAL BONDS & NOTES 3.4%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	400	297
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	1,000	1,114
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.300% due 06/01/2037	600	433
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
5.600% due 06/01/2034	1,000	827
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.814% due 11/15/2040	1,900	2,257
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	1,600	2,039
New York City, New York Water & Sewer System Revenue Bonds, Series 2011
5.375% due 06/15/2043	2,000	2,111
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	2,245	1,746

		10,824

	SHARES
PREFERRED SECURITIES 0.2%
DG Funding Trust
0.554% due 01/30/2014 (c)	58	410
SLM Corp. CPI Linked Security
3.185% due 03/15/2017	500	12
3.235% due 01/16/2018	3,100	73

		495

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 17.0%
Fannie Mae
0.285% due 03/25/2034	$13	13
0.315% due 08/25/2034	8	8
1.921% due 10/01/2034	4	4
2.006% due 12/01/2034	9	10
2.485% due 11/01/2034	74	79
3.000% due 08/01/2042 - 11/01/2043	11,959	11,387
3.500% due 02/01/2044	5,000	4,954
4.000% due 02/01/2044	25,000	25,664
4.500% due 02/01/2044	10,000	10,566
5.000% due 02/01/2044	1,000	1,083
5.500% due 05/01/2047	27	29
6.000% due 07/25/2044	36	40
Freddie Mac
0.445% due 09/25/2031	32	30
1.344% due 10/25/2044	66	67
2.345% due 02/01/2029	8	8
2.640% due 04/01/2037	78	84
6.000% due 04/15/2036	852	932
Ginnie Mae
1.625% due 11/20/2024	3	3

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 09/20/2038		$57	$60

			55,021

U.S. TREASURY OBLIGATIONS 5.1%
U.S. Treasury Inflation Protected Securities (b)
0.625% due 02/15/2043		3,423	2,632
1.750% due 01/15/2028		2,564	2,744
2.000% due 01/15/2026		1,424	1,577
2.375% due 01/15/2025		496	570
2.375% due 01/15/2027		1,506	1,734
2.500% due 01/15/2029		1,621	1,903
3.875% due 04/15/2029		369	506
U.S. Treasury Notes
1.500% due 08/31/2018 (i)		4,900	4,873

			16,539

Total United States (Cost $148,508)			152,207

VIRGIN ISLANDS (BRITISH) 0.0%

CORPORATE BONDS & NOTES 0.0%
GTL Trade Finance, Inc.
7.250% due 10/20/2017		$100	113

Total Virgin Islands (British) (Cost $106)			113

SHORT-TERM INSTRUMENTS 39.9%

CERTIFICATES OF DEPOSIT 1.2%
Banco do Brasil S.A.
0.000% due 03/27/2014		$2,000	1,997
2.265% due 02/14/2014		2,000	2,000

			3,997

REPURCHASE AGREEMENTS (d) 15.4%
			49,995

SHORT-TERM NOTES 2.6%
Federal Home Loan Bank
0.068% due 01/17/2014		8,400	8,400

CANADA TREASURY BILLS 16.8%
0.918% due 03/13/2014	CAD	58,000	54,508

MEXICO TREASURY BILLS 0.8%
3.456% due 01/16/2014 - 06/26/2014 (a)	MXN	34,300	2,598

U.S. TREASURY BILLS 3.1%
0.053% due 01/02/2014 - 11/13/2014 (a)(e)(g)(i)		$9,945	9,942

Total Short-Term Instruments (Cost $129,326)			129,440

Total Investments in Securities (Cost $373,273)			377,512

Total Investments 116.6% (Cost $373,273)			$377,512

Financial Derivative Instruments (f)(h) (1.1%)
(Cost or Premiums, net $(1,590))			(3,587)

Other Assets and Liabilities, net (15.5%)			(50,207)

Net Assets 100.0%			$323,718

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	13

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity, date shown represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.010%	12/31/2013	01/02/2014	$6,000	U.S. Treasury Notes 2.375% due 12/31/2020	$(6,121)	$6,000	$6,000
FOB	0.010%	12/31/2013	01/02/2014	28,800	U.S. Treasury Notes 1.000% due 08/31/2016	(29,432)	28,800	28,800
JPS	0.050%	12/31/2013	01/02/2014	2,000	Freddie Mac 2.255% due 12/05/2022	(2,055)	2,000	2,000
	0.030%	12/31/2013	01/02/2014	5,400	U.S. Treasury Notes 2.500% due 03/31/2015	(5,513)	5,400	5,400
MSC	0.020%	12/31/2013	01/02/2014	7,500	U.S. Treasury Notes 2.125% due 08/31/2020	(7,648)	7,500	7,500
SSB	0.000%	12/31/2013	01/02/2014	295	Freddie Mac 2.080% due 10/17/2022	(303)	295	295

Total Repurchase Agreements						$(51,072)	$49,995	$49,995

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
ULW	0.549%	11/14/2013	02/20/2014	GBP (7,002)	$(11,633)

Total Sale-Buyback Transactions					$(11,633)

(2)

As of December 31, 2013, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended December 31, 2013 was $33,772 at a weighted average interest rate of 0.252%.

(3)	Payable for sale-buyback transactions includes $21 of deferred price drop on sale-buyback transactions.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	5.500%	01/01/2044	$38,000	$(41,682)	$(41,804)

Total Short Sales				$(41,682)	$(41,804)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2013:

(e)	Securities with an aggregate market value of $11,381 have been pledged as collateral under the terms of the following master agreements as of December 31, 2013.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BCY	$6,000	$0	$0	$0	$6,000	$(6,121)	$(121)
FOB	28,800	0	0	0	28,800	(29,432)	(632)
JPS	7,400	0	0	0	7,400	(7,568)	(168)
MSC	7,500	0	0	0	7,500	(7,648)	(148)
SSB	295	0	0	0	295	(303)	(8)

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Master Securities Forward Transaction Agreement
FOB	$0	$0	$0	$(30,803)	$(30,803)	$0	$(30,803)
GSC	0	0	0	0	0	11	11
MSC	0	0	0	0	0	(100)	(100)
SAL	0	0	0	0	0	(56)	(56)
ULW	0	0	(11,633)	0	(11,633)	11,370	(263)
WFS	0	0	0	(11,001)	(11,001)	0	(11,001)

Total Borrowings and Other Financing Transactions	$49,995	$0	$(11,633)	$(41,804)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - CME 90-Day Eurodollar December Futures	$99.750	12/15/2014	179	$16	$9

Total Purchased Options				$16	$9

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CME 90-Day Eurodollar December Futures	$99.000	12/15/2014	179	$(19)	$(18)

Total Written Options				$(19)	$(18)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)	Variation Margin
					Asset	Liability
90- Day Eurodollar June Futures	Long	06/2016	259	$(131)	$0	$(13)
90- Day Eurodollar September Futures	Long	09/2016	131	(150)	0	(8)
Japan Government 10-Year Bond March Futures	Long	03/2014	13	(108)	0	(42)

Total Futures Contracts				$(389)	$0	$(63)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (3)		Market Value (4)	Unrealized (Depreciation)	Variation Margin
								Asset	Liability
iTraxx Europe Crossover 17 Index	(5.000%	)	06/20/2017	EUR	11,074	$(1,707)	$(836)	$14	$0
iTraxx Europe Crossover 18 Index	(5.000%	)	12/20/2017		40,719	(6,347)	(4,483)	58	0

						$(8,054)	$(5,319)	$72	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.IG-21 5-Year Index	1.000%	12/20/2018	$5,000	$91	$16	$3	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	15

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	2.750%	06/19/2033	$	700	$105	$99	$7	$0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043		12,200	2,655	1,924	140	0
Receive	3-Month USD-LIBOR	3.250%	12/18/2043		1,100	139	83	13	0
Pay	6-Month AUD-BBR-BBSW	4.000%	06/18/2019	AUD	21,000	(13)	13	52	0
Pay	6-Month AUD-BBR-BBSW	4.500%	06/15/2022		12,900	83	(3)	35	0
Pay	6-Month EUR-EURIBOR	1.500%	03/19/2019	EUR	12,000	123	193	14	0
Pay	6-Month EUR-EURIBOR	3.250%	09/21/2021		3,800	193	137	7	0
Pay	6-Month EUR-EURIBOR	2.500%	03/21/2023		16,100	(459)	(339)	27	0
Pay	6-Month JPY-LIBOR	1.500%	12/20/2022	JPY	7,030,000	794	(145)	0	(179)
Pay	6-Month JPY-LIBOR	1.000%	09/18/2023		120,000	13	(1)	0	(4)

						$3,633	$1,961	$295	$(183)

Total Swap Agreements						$(4,330)	$(3,342)	$370	$(183)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2013:

(g)	Securities with an aggregate market value of $325 and cash of $3,788 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2013. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$9	$0	$370	$379	$(18)	$(63)	$(183)	$(264)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2014		AUD	1,060	$		939	$0	$(7)
	01/2014		EUR	675			929	0	0
	01/2014	$		16,636		EUR	12,291	273	0
	01/2014			19,676		JPY	2,023,045	0	(464)
	02/2014			938		AUD	1,060	7	0

BPS	01/2014		JPY	52,700	$		512	11	0
	01/2014		MXN	712			55	0	0
	01/2014	$		19,661		JPY	2,023,045	0	(449)
	03/2014		MXN	23,728	$		1,812	4	0
	03/2014	$		246		MXN	3,215	0	(1)

BRC	01/2014		EUR	309	$		420	0	(5)
	03/2014	$		5,013		GBP	3,064	58	0

CBK	01/2014		EUR	43,713	$		60,179	44	0
	01/2014		JPY	637,900			6,194	136	0
	01/2014	$		967		AUD	1,060	0	(21)
	02/2014			60,178		EUR	43,713	0	(43)
	03/2014		CAD	54,825	$		51,658	143	0
	03/2014		MXN	12,014			920	6	0

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
DUB	01/2014		BRL	2,152	$		917	$5	$0
	01/2014	$		919		BRL	2,152	0	(6)
	01/2014			379		JPY	39,000	0	(8)
	02/2014		EUR	834	$		1,141	0	(6)
	03/2014		MXN	1,898			146	2	0
	05/2014			1,663			127	1	0
	01/2015	$		1,600		CNY	9,648	0	(25)
	04/2016			500			2,965	0	(19)

FBF	09/2015		CNY	27,062	$		4,228	0	(174)

GLM	06/2014		MXN	14,643			1,116	9	0
	01/2015		CNY	9,648			1,515	0	(60)

HUS	02/2014	$		30,461		JPY	3,024,805	0	(1,732)

JPM	01/2014			46,263		EUR	34,380	1,034	0
	09/2015		CNY	2,378	$		400	13	0
	04/2016			13,826			2,150	0	(91)
	04/2016	$		1,830		CNY	10,861	0	(69)

MSC	01/2014		BRL	5,802	$		2,481	22	0
	01/2014	$		2,460		BRL	5,802	0	(1)
	02/2014			1,551			3,651	0	(16)
	03/2014		MXN	65,320	$		4,945	0	(33)

RYL	09/2015	$		4,600		CNY	29,440	188	0

UAG	01/2014			2,191		DKK	12,238	65	0
	02/2014			1,367		SEK	9,047	38	0

WST	01/2014		EUR	1,975	$		2,657	0	(60)
	01/2014	$		19,720		JPY	2,023,046	0	(509)

Total Forward Foreign Currency Contracts								$2,059	$(3,799)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BRC	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	10.000%	07/01/2014	EUR	17,100	$(131)	$0

CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.650%	03/03/2014	$	2,600	(11)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.100%	03/03/2014		2,600	(29)	(38)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.300%	01/27/2014		7,100	(8)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800%	01/27/2014		7,100	(23)	(34)

								$(202)	$(73)

Total Written Options								$(202)	$(73)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2013:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premiums
Balance at 12/31/2012	0	$182,200	EUR	17,100	$(984)
Sales	247	170,662		0	(1,207)
Closing Buys	0	(36,850)		0	224
Expirations	(34)	(275,212)		0	1,648
Exercised	(34)	(21,400)		0	98

Balance at 12/31/2013	179	$19,400	EUR	17,100	$(221)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2013 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Lafarge S.A.	(1.690%	)	09/20/2016	0.868%	$	2,000	$0	$(46)	$0	$(46)
	Springleaf Finance Corp.	(1.370%	)	12/20/2017	2.474%		100	0	5	5	0
	UBS AG	(2.280%	)	06/20/2018	0.557%		1,300	0	(99)	0	(99)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	17

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2013 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	UBS AG	(2.250%	)	03/20/2014	0.063%	EUR	600	$0	$(5)	$0	$(5)
	WPP Ltd.	(3.750%	)	06/20/2017	0.356%	GBP	1,000	0	(194)	0	(194)

CBK	Credit Agricole S.A.	(1.000%	)	12/20/2016	0.521%	EUR	1,000	98	(118)	0	(20)

DUB	D.R. Horton, Inc.	(1.000%	)	06/20/2016	0.598%	$	4,500	472	(518)	0	(46)
	Marsh & McLennan Cos., Inc.	(0.670%	)	09/20/2014	0.042%		1,000	0	(5)	0	(5)
	Marsh & McLennan Cos., Inc.	(0.590%	)	09/20/2014	0.042%		1,000	0	(4)	0	(4)
	UBS AG	(1.000%	)	12/20/2017	0.487%		3,061	15	(78)	0	(63)

GST	Credit Agricole S.A.	(1.000%	)	12/20/2016	0.521%	EUR	600	61	(73)	0	(12)
	UST, Inc.	(0.720%	)	03/20/2018	0.133%	$	1,000	0	(25)	0	(25)

JPM	L Brands, Inc.	(2.850%	)	09/20/2017	0.934%		190	0	(14)	0	(14)

MYC	Boston Scientific Corp.	(1.000%	)	06/20/2014	0.065%		1,500	7	(14)	0	(7)

RYL	Cleveland Electric Illuminating Co.	(0.940%	)	06/20/2017	1.011%		1,000	0	2	2	0

UAG	Boston Scientific Corp.	(2.060%	)	06/20/2016	0.248%		200	0	(9)	0	(9)
	Mohawk Industries, Inc.	(1.550%	)	03/20/2016	0.217%		1,000	0	(30)	0	(30)

								$653	$(1,225)	$7	$(579)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2013 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Italy Government International Bond	1.000%	06/20/2017	1.084%	EUR	16,400	$(3,164)	$3,108	$0	$(56)

BRC	BP Capital Markets America, Inc.	1.000%	06/20/2015	0.066%		100	(15)	17	2	0
	Brazil Government International Bond	1.000%	03/20/2023	2.361%	$	800	(43)	(39)	0	(82)
	China Government International Bond	0.850%	12/20/2014	0.157%		1,200	0	9	9	0
	Citigroup, Inc.	1.000%	06/20/2018	0.603%		2,700	(4)	52	48	0
	Italy Government International Bond	1.000%	06/20/2017	1.084%	EUR	5,000	(950)	933	0	(17)

CBK	Brazil Government International Bond	1.000%	03/20/2016	1.051%	$	3,100	(30)	27	0	(3)

DUB	Lloyds Bank PLC	3.000%	09/20/2017	0.576%	EUR	600	6	68	74	0

FBF	BP Capital Markets America, Inc.	5.000%	06/20/2015	0.066%	$	500	8	30	38	0

GST	BP Capital Markets America, Inc.	5.000%	06/20/2015	0.066%		1,100	9	73	82	0
	BP Capital Markets America, Inc.	5.000%	09/20/2015	0.077%		200	3	14	17	0

JPM	BP Capital Markets America, Inc.	5.000%	06/20/2015	0.066%		300	2	21	23	0
	China Government International Bond	0.820%	12/20/2014	0.157%		200	0	1	1	0

MYC	Lloyds Bank PLC	3.000%	09/20/2017	0.576%	EUR	1,500	13	173	186	0

RYL	China Government International Bond	0.810%	12/20/2014	0.157%	$	1,800	0	12	12	0
	China Government International Bond	0.815%	12/20/2014	0.157%		700	0	5	5	0

							$(4,165)	$4,504	$497	$(158)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value (5)
								Asset	Liability
MYC	iTraxx Europe 15 5-Year Index 9-12%	(1.000%	)	06/20/2016	EUR 10,800	$ 2,108	$(2,329)	$0	$(221)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	8.600%	01/02/2017	BRL	25,000	$0	$(777)	$0	$(777)
BRC	Pay	1-Month GBP-United Kingdom RPI Index	3.275%	05/19/2016	GBP	3,800	0	80	80	0
HUS	Pay	1-Year BRL-CDI	8.645%	01/02/2017	BRL	24,200	19	(757)	0	(738)

							$19	$(1,454)	$80	$(1,515)

Total Swap Agreements							$(1,385)	$(504)	$584	$(2,473)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2013:

(i)	Securities with an aggregate market value of $4,638 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$280	$0	$5	$285	$(471)	$0	$(978)	$(1,449)	$(1,164)	$1,076	$(88)
BPS	15	0	0	15	(450)	0	0	(450)	(435)	261	(174)
BRC	58	0	139	197	(5)	0	(298)	(303)	(106)	347	241
CBK	329	0	0	329	(64)	(39)	(23)	(126)	203	(529)	(326)
DUB	8	0	74	82	(64)	0	(118)	(182)	(100)	0	(100)
FBF	0	0	38	38	(174)	0	0	(174)	(136)	285	149
GLM	9	0	0	9	(60)	0	0	(60)	(51)	271	220
GST	0	0	99	99	0	0	(37)	(37)	62	(130)	(68)
HUS	0	0	0	0	(1,732)	0	(738)	(2,470)	(2,470)	2,398	(72)
JPM	1,047	0	24	1,071	(160)	0	(14)	(174)	897	(1,060)	(163)
MSC	22	0	0	22	(50)	0	0	(50)	(28)	(3,140)	(3,168)
MYC	0	0	186	186	0	(34)	(228)	(262)	(76)	(55)	(131)
RYL	188	0	19	207	0	0	0	0	207	(270)	(63)
UAG	103	0	0	103	0	0	(39)	(39)	64	0	64
WST	0	0	0	0	(569)	0	0	(569)	(569)	0	(569)

Total Over the Counter	$2,059	$0	$584	$2,643	$(3,799)	$(73)	$(2,473)	$(6,345)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk(1) exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$9	$9
Swap Agreements	0	75	0	0	295	370

	$0	$75	$0	$0	$304	$379

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,059	$0	$2,059
Swap Agreements	0	504	0	0	80	584

	$0	$504	$0	$2,059	$80	$2,643

	$0	$579	$0	$2,059	$384	$3,022

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	19

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$18	$18
Futures	0	0	0	0	63	63
Swap Agreements	0	0	0	0	183	183

	$0	$0	$0	$0	$264	$264

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,799	$0	$3,799
Written Options	0	0	0	0	73	73
Swap Agreements	0	958	0	0	1,515	2,473

	$0	$958	$0	$3,799	$1,588	$6,345

	$0	$958	$0	$3,799	$1,852	$6,609

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$9	$9
Futures	0	0	0	0	1,731	1,731
Swap Agreements	0	(4,183)	0	0	(556)	(4,739)

	$0	$(4,183)	$0	$0	$1,184	$(2,999)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(22,969)	$0	$(22,969)
Purchased Options	0	0	0	0	(621)	(621)
Written Options	0	0	0	155	1,190	1,345
Swap Agreements	0	(9,353)	0	0	5,510	(3,843)

	$0	$(9,353)	$0	$(22,814)	$6,079	$(26,088)

	$0	$(13,536)	$0	$(22,814)	$7,263	$(29,087)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(7)	$(7)
Written Options	0	0	0	0	2	2
Futures	0	0	0	0	(387)	(387)
Swap Agreements	0	(5,070)	0	0	162	(4,908)

	$0	$(5,070)	$0	$0	$(230)	$(5,300)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,345	$0	$3,345
Purchased Options	0	0	0	0	568	568
Written Options	0	0	0	0	(695)	(695)
Swap Agreements	0	5,478	0	0	(8,484)	(3,006)

	$0	$5,478	$0	$3,345	$(8,611)	$212

	$0	$408	$0	$3,345	$(8,841)	$(5,088)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Australia
Mortgage-Backed Securities	$0	$902	$0	$902
Brazil
Corporate Bonds & Notes	0	7,174	0	7,174
Sovereign Issues	0	3,591	0	3,591
Cayman Islands
Asset-Backed Securities	0	395	0	395

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Germany
Corporate Bonds & Notes	$0	$3,612	$0	$3,612
Sovereign Issues	0	12,845	0	12,845
Guernsey, Channel Islands
Corporate Bonds & Notes	0	0	381	381
Italy
Asset-Backed Securities	0	99	0	99
Sovereign Issues	0	2,760	0	2,760

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Jersey, Channel Islands
Corporate Bonds & Notes	$0	$1,841	$0	$1,841
Luxembourg
Corporate Bonds & Notes	0	355	0	355
Mexico
Corporate Bonds & Notes	0	2,396	0	2,396
Sovereign Issues	0	5,331	0	5,331
Netherlands
Corporate Bonds & Notes	0	8,813	0	8,813
Norway
Corporate Bonds & Notes	0	3,407	0	3,407
Qatar
Corporate Bonds & Notes	0	1,666	0	1,666
Sovereign Issues	0	2,487	0	2,487
Slovenia
Sovereign Issues	0	2,713	0	2,713
South Korea
Corporate Bonds & Notes	0	2,527	0	2,527
Sovereign Issues	0	1,264	0	1,264
United Arab Emirates
Sovereign Issues	0	1,704	0	1,704
United Kingdom
Corporate Bonds & Notes	0	2,083	0	2,083
Sovereign Issues	0	27,406	0	27,406
United States
Asset-Backed Securities	0	8,408	0	8,408
Bank Loan Obligations	0	2,670	0	2,670
Corporate Bonds & Notes	0	28,564	1,650	30,214
Mortgage-Backed Securities	0	24,352	3,684	28,036
Municipal Bonds & Notes	0	10,824	0	10,824
Preferred Securities	12	73	410	495

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
U.S. Government Agencies	$0	$55,021	$0	$55,021
U.S. Treasury Obligations	0	16,539	0	16,539
Virgin Islands (British)
Corporate Bonds & Notes	0	113	0	113
Short-Term Instruments
Certificates of Deposit	0	3,997	0	3,997
Repurchase Agreements	0	49,995	0	49,995
Short-Term Notes	0	8,400	0	8,400
Canada Treasury Bills	0	54,508	0	54,508
Mexico Treasury Bills	0	2,598	0	2,598
U.S. Treasury Bills	0	9,942	0	9,942
Total Investments	$12	$371,375	$6,125	$377,512

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(41,804)	$0	$(41,804)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	9	370	0	379
Over the counter	0	2,643	0	2,643
	$9	$3,013	$0	$3,022

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(81)	(183)	0	(264)
Over the counter	0	(6,345)	0	(6,345)
	$(81)	$(6,528)	$0	$(6,609)

Totals	$(60)	$326,056	$6,125	$332,121

Assets and liabilities valued at $73 transferred from Level 1 to Level 2 during the period ended December 31, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2013:

Category and Subcategory	Beginning Balance at 12/31/2012	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2013 (1)
Investments in Securities, at Value
Guernsey, Channel Islands
Corporate Bonds & Notes	$418	$0	$(25)	$0	$0	$(12)	$0	$0	$381	$(11)
Jersey, Channel Islands
Asset-Backed Securities	537	0	(542)	0	(1)	6	0	0	0	0
Norway
Corporate Bonds & Notes	103	0	(103)	0	(1)	1	0	0	0	0
United States
Corporate Bonds & Notes	2,315	0	(589)	(9)	20	(87)	0	0	1,650	(16)
Mortgage-Backed Securities	4,300	0	(783)	4	46	117	0	0	3,684	98
Preferred Securities	426	0	0	0	0	(16)	0	0	410	(16)

Totals	$8,099	$0	$(2,042)	$(5)	$64	$9	$0	$0	$6,125	$55

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Guernsey, Channel Islands
Corporate Bonds & Notes	$381	Third Party Vendor	Broker Quote	101.50
United States
Corporate Bonds & Notes	1,650	Third Party Vendor	Broker Quote	113.50-114.00
Mortgage-Backed Securities	3,684	Third Party Vendor	Broker Quote	92.00-94.85
Preferred Securities	410	Benchmark Pricing	Base Price	$7,081.90

Total	$6,125

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	21

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Global Bond Portfolio (Unhedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid and are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period and are included in net change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New

York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if

ANNUAL REPORT	DECEMBER 31, 2013	23

Notes to Financial Statements (Cont.)

adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■	Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 1 or 2 as of period end have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are a result of a change, in the normal course of business, from the use of an exchange traded price or a trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of

ANNUAL REPORT	DECEMBER 31, 2013	25

Notes to Financial Statements (Cont.)

issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement.

When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding.

Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2013, the Portfolio had no unfunded loan commitments.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal

Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral,

ANNUAL REPORT	DECEMBER 31, 2013	27

Notes to Financial Statements (Cont.)

the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in

ANNUAL REPORT	DECEMBER 31, 2013	29

Notes to Financial Statements (Cont.)

unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the

Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2013 for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest

ANNUAL REPORT	DECEMBER 31, 2013	31

Notes to Financial Statements (Cont.)

rate (i.e. yield) movements. As mentioned earlier in this report, the U.S. is currently experiencing historically low interest rates. This combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, the fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair the performance of the Portfolio.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account.

Additionally, portability of exposure in the event of default further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class

ANNUAL REPORT	DECEMBER 31, 2013	33

Notes to Financial Statements (Cont.)

shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2013, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$1,438,574	$1,450,899	$106,250	$367,778

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2013		Year Ended 12/31/2012
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	116	$1,512	148	$2,084
Administrative Class	5,777	74,773	7,454	105,565
Advisor Class	553	7,097	690	9,885
Issued as reinvestment of distributions
Institutional Class	9	118	36	494
Administrative Class	492	6,320	2,400	33,330
Advisor Class	48	609	209	2,901
Cost of shares redeemed
Institutional Class	(121)	(1,562)	(260)	(3,636)
Administrative Class	(16,789)	(215,370)	(8,036)	(114,581)
Advisor Class	(490)	(6,312)	(1,067)	(15,304)
Net (decrease) resulting from Portfolio share transactions	(10,405)	$(132,815)	1,574	$20,738

As of December 31, 2013, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 76% of the Portfolio. One shareholder is a related party to the Portfolio and comprises 34% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2013, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2010-2012, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2013, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$—	$8,970	$(1,481)	$(2,282)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through December 31, 2013 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

ANNUAL REPORT	DECEMBER 31, 2013	35

Notes to Financial Statements (Cont.)

December 31, 2013

(5)	Specified losses realized during the period November 1, 2013 through December 31, 2013, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2013, the Portfolio had no accumulated capital losses.

As of December 31, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$374,528	$9,362	$(6,378)	$2,984

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2013 and December 31, 2012, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2013	$2,277	$4,771	$—
12/31/2012	$28,764	$7,961	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

36	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO Global Bond Portfolio (Unhedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Global Bond Portfolio (Unhedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2014

ANNUAL REPORT	DECEMBER 31, 2013	37

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA	RYL	Royal Bank of Scotland Group PLC
BOA	Bank of America N.A.	GSC	Goldman Sachs & Co.	SAL	Citigroup Global Markets, Inc.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SSB	State Street Bank and Trust Co.
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	ULW	UBS Ltd.
DUB	Deutsche Bank AG	JPS	JPMorgan Securities, Inc.	WFS	Wells Fargo Securities, LLC
FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.	WST	Westpac Banking Corp.
FOB	Credit Suisse Securities (USA) LLC	MYC	Morgan Stanley Capital Services, Inc.

Currency Abbreviations:
AUD	Australian Dollar	DKK	Danish Krone	MXN	Mexican Peso
BRL	Brazilian Real	EUR	Euro	SEK	Swedish Krona
CAD	Canadian Dollar	GBP	British Pound	USD (or $)	United States Dollar
CNY	Chinese Renminbi	JPY	Japanese Yen

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Index Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade	RPI	Retail Price Index

Other Abbreviations:
ABS	Asset-Backed Security	BBR	Bank Bill Rate	CLO	Collateralized Loan Obligation
ALT	Alternate Loan Trust	BBSW	Bank Bill Swap Reference Rate	EURIBOR	Euro Interbank Offered Rate
BABs	Build America Bonds	CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate

38	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013:

0.30%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.30%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2013	39

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	172	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian* (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Vice President	11/2013 to Present Treasurer 08/1997 to 11/2013	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

* Effective February 3, 2014, Dr. El-Erian no longer serves as a Senior Vice President of the Trust.

ANNUAL REPORT	DECEMBER 31, 2013	41

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

42	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 12-13, 2013, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2014. The Board also considered and approved for an additional one-year term through August 31, 2014, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2014.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreement are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust and the independent Trustees.

The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 12-13, 2013 meeting. The independent Trustees also met with counsel to the Trust and the independent Trustees on August 2, 2013 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

ANNUAL REPORT	DECEMBER 31, 2013	43

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2012, including, but not limited to, undertaking significant technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2013. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2013 and other performance data, as available, for the periods ended June 30, 2013 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2013 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 12-13, 2013 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2013.

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Board noted that, for periods ending May 31, 2013, the Administrative Class of 71%, 92% and 100% of the Portfolios outperformed their Lipper category median in the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 86% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2013 (based on the performance of the Administrative Class). The Board also noted that ten of 13 Portfolios, representing 93% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2013, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $23 billion as of May 31, 2013.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expense ratios in their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the size of the assets under management with PIMCO, the manner in which similar portfolios may be managed, different requirements with

ANNUAL REPORT	DECEMBER 31, 2013	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively; had been reduced for some Portfolios over time; had been held steady for most Portfolios as assets grew, or declined in the case of some Portfolios; and continued to be competitive compared with peers. The Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. The Trustees noted that the benefits of the unified fee were apparent during the recent financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC supported the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and in return for the fees paid to RALLC by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2013	47

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT25AR_123113

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2013

PIMCO Global Bond Portfolio (Unhedged)

Share Class

■	Institutional

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	37
Glossary	38
Federal Income Tax Information	39
Management of the Trust	40
Privacy Policy	42
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	43

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2013. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

The past twelve months were marked by ongoing periods of heightened bond market volatility brought on by uncertainty around central bank monetary and fiscal policy, geopolitical concerns, and a slower than hoped for rebound in the global economy. Following a particularly bumpy third quarter, however, all financial markets completed the year along a relatively smoother path. Federal Reserve (“Fed”) Chairman Ben Bernanke laid the groundwork in September, when he clarified the Fed’s commitment to maintain its quantitative easing (“QE”) bond purchase program of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero-bound range. The nomination of Janet Yellen to the Chairmanship further helped to reassure investors that the Fed would be committed to the continuation of their accommodative policies.

As investors were made particularly aware, beginning in mid-May conditions in financial markets deteriorated rapidly as markets reacted to signals by the Fed that it might begin to slow the pace of its asset purchases. This shift in tone fueled a broad-based sell-off within fixed income assets throughout the summer, undermining market liquidity and sending yields higher across the risk spectrum.

By mid-September, however, the Fed announced its intent to delay any tapering until more convincing indicators of economic growth become apparent and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore higher) and a rally across most equity markets. The Fed also maintained the Federal Funds Rate within a narrow range of zero to 25 basis points. Into October, investors were once again kept on edge by the uncertain fiscal policy and political landscape—namely the partial shutdown of the U.S. government that began during the first week of October, the ongoing debt ceiling negotiations between the White House and Congress, and confirmation proceedings for the next Fed Chairman. Investors were relieved by the last-minute deal announced on October 17 that reached an agreement to reopen the U.S. government and raise the debt ceiling.

In November, relative calm prevailed across most fixed income markets, and equity markets continued to rally. The European Central Bank (“ECB”) reduced their main policy rate (or the interest rate at which it lends money to banks) by 25 basis points to 0.25%, likely due to their concern over lower than expected inflation and a weak global growth outlook. The Bank of England (“BOE”) unanimously voted to leave its main policy rate unchanged amid a pickup in economic growth and expectations that this would lead to an eventual decline in the U.K. unemployment rate.

Towards the latter part of December, the Fed announced that beginning in January 2014 it intends to gradually exit its bond-buying program, by reducing it from $85 billion to $75 billion spread equally across mortgage and U.S. Treasury purchases. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee (“FOMC”) provided even greater assurances that the policy rate would remain near a zero-bound range until signs of sustainable growth are more broadly evident in the U.S. economy. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

U.S. Treasuries underperformed most other developed sovereign bond markets on a hedged basis as investors reacted to the various Fed announcements regarding the tapering of their QE bond purchase program. In particular, U.S. Treasury yields rose to their highest level in late December as investors reacted to the Fed’s announcement that it would begin the reduction of its asset purchases starting in January 2014. This decision was made on the back of improving economic data, which included a lower unemployment rate, respectable monthly job reports, and improving housing fundamentals. The benchmark ten-year U.S. Treasury note yielded 3.03% at the end of the reporting period, as compared to 1.76% on December 31, 2012. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 2.02% for the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 8.61% over the period, underperforming nominal U.S. Treasuries. U.S. TIPS sold off, particularly during the second quarter of the reporting period, as the market began to price in the inevitable Fed tapering decision, which was officially announced in December. The decision by the Fed to initiate the tapering of asset purchases was validated via stronger jobs and GDP data, with continual weaker inflation data adding further pressure to U.S. TIPS valuations towards the latter part of the period. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 9.52% over the period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries even with the Fed’s announcement that it would begin to reduce its asset purchases in January 2014. The announcement, however, did lead to differentiated performance among coupons, with lower coupons underperforming, as these bonds have been the largest beneficiaries of Fed purchases. Prices for non-Agency mortgages rose on limited outstanding supply, improving risk appetite and ongoing signs of recovery in the housing sector. Commercial MBS also outperformed amid strong investor demand and a continued rebound in property valuations.

■

The U.S. investment grade credit market, as measured by the Barclays U.S. Credit Index, declined 2.01% for the period, but outperformed like-duration U.S. Treasuries as spreads tightened, ending the year at the lowest level since the global financial crisis began. This positive performance was supported by improving global growth fundamentals and continued easy monetary policy. The high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 7.42% for the period. The sector was one of the best-performing fixed income sectors, benefiting from relatively sound fundamentals and investor demand for higher yielding assets with lower interest rate sensitivity.

■

Emerging markets (“EM”) external debt underperformed U.S. Treasuries during the year and was impacted by the second quarter sell-off. Country-specific stories and the risk-on market sentiment following the Fed tapering announcement supported lower spreads in the fourth quarter, particularly in December. EM local assets particularly underperformed U.S. Treasuries during the period, as weaker EM currencies and increases in local yields weighed on overall returns.

■

Developed market equities posted strong performance in 2013, despite a period marked by considerable volatility and uncertainty around central bank policy. U.S. equities, as measured by the S&P 500 Index, returned 32.39%. Global equities, as represented by the MSCI All Country World Index Net USD and MSCI World Index, returned 22.80% and 26.68%, respectively. Emerging market equities (“EM”), as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.60%. EM equities underperformed developed market equities due to declining earnings growth and rising interest rates in the U.S. which placed pressure on local EM currencies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2014

ANNUAL REPORT	DECEMBER 31, 2013	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Global Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, operational risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

4	PIMCO VARIABLE INSURANCE TRUST

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2013 to December 31, 2013.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2013	5

PIMCO Global Bond Portfolio (Unhedged)

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown‡

United States	40.3%
Short-Term Instruments	34.3%
United Kingdom	7.8%
Germany	4.4%
Brazil	2.9%
Other	10.3%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	1 Year	5 Years	Class Inception (01/31/2006)
PIMCO Global Bond Portfolio (Unhedged) Institutional Class	-8.34%	6.71%	5.84%
JPMorgan GBI Global FX NY Index Unhedged in USD±	-4.61%	2.23%	4.89%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.76% for Institutional Class shares.

± JPMorgan GBI Global FX NY Index Unhedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars on an unhedged basis of major world bond markets. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/13)	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$995.40	$1,021.27
Expenses Paid During Period†	$3.92	$3.97
Net Annualized Expense Ratio	0.78%	0.78%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Global Bond Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	Positions in non-Agency mortgage-backed securities (“MBS”) contributed to performance as spreads on these securities tightened over the reporting period.

»	Positions in investment-grade corporates contributed to performance as spreads for the sector tightened over the reporting period.

»

Positions in credit-default swaps on European high yield debt (Buy Protection) detracted from performance as the cost to protect against default of the underlying debt fell during the reporting period.

»

Overweight positions to duration (or sensitivity to changes in market interest rates) in Australia and the U.K. detracted from relative performance as local interest rates in these countries rose during the reporting period.

»	Exposure to local duration in Brazil detracted from performance as BRL-swap rates rose during the reporting period.

»	An overweight to real duration (or sensitivity to changes in real interest rates) in the U.S. detracted from performance as the breakeven inflation rate fell during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Global Bond Portfolio (Unhedged)

Selected Per Share Data for the Year Ended:	12/31/2013	12/31/2012	12/31/2011	12/31/2010	12/31/2009

Institutional Class
Net asset value beginning of year	$13.72	$13.83	$13.49	$12.72	$12.25
Net investment income (a)	0.36	0.45	0.51	0.47	0.49
Net realized/unrealized gain (loss)	(1.50)	0.52	0.52	1.01	1.59
Total income (loss) from investment operations	(1.14)	0.97	1.03	1.48	2.08
Dividends from net investment income	(0.15)	(0.25)	(0.38)	(0.38)	(0.42)
Distributions from net realized capital gains	(0.09)	(0.83)	(0.31)	(0.33)	(1.19)
Total distributions	(0.24)	(1.08)	(0.69)	(0.71)	(1.61)
Net asset value end of year	$12.34	$13.72	$13.83	$13.49	$12.72
Total return	(8.34)%	7.10%	7.72%	11.81%	17.01%
Net assets end of year (000s)	$6,037	$6,647	$7,766	$5,156	$3,143
Ratio of expenses to average net assets	0.78%	0.76%	0.75%	0.76%	0.75%
Ratio of expenses to average net assets excluding interest expense	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	2.82%	3.14%	3.64%	3.55%	3.83%
Portfolio turnover rate	335%*	362%*	506%*	849%*	624%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	7

Statement of Assets and Liabilities PIMCO Global Bond Portfolio (Unhedged)

(Amounts in thousands, except per share amounts)	December 31, 2013

Assets:
Investments, at value
Investments in securities*	$377,512
Financial Derivative Instruments
Exchange-traded or centrally cleared	379
Over the counter	2,643
Cash	2
Deposits with counterparty	3,788
Foreign currency, at value	1,321
Receivable for investments sold	90,289
Receivable for Portfolio shares sold	1,497
Interest and dividends receivable	1,950
Other assets	1
479,382

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$11,633
Payable for short sales	41,804
Financial Derivative Instruments
Exchange-traded or centrally cleared	264
Over the counter	6,345
Payable for investments purchased	90,821
Deposits from counterparty	4,250
Payable for Portfolio shares redeemed	291
Accrued investment advisory fees	69
Accrued supervisory and administrative fees	138
Accrued distribution fees	8
Accrued servicing fees	36
Reimbursement to PIMCO	5
155,664

Net Assets	$323,718

Net Assets Consist of:
Paid in capital	$318,511
(Overdistributed) net investment income	(973)
Accumulated undistributed net realized gain	8,275
Net unrealized (depreciation)	(2,095)
$323,718

Net Assets:
Institutional Class	$6,037
Administrative Class	281,002
Advisor Class	36,679

Shares Issued and Outstanding:
Institutional Class	489
Administrative Class	22,767
Advisor Class	2,972

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$12.34
Administrative Class	12.34
Advisor Class	12.34

Cost of Investments in Securities	$373,273
Cost of Foreign Currency Held	$1,323
Proceeds Received on Short Sales	$41,682
Cost or Premiums of Financial Derivative Instruments, net	$(1,590)

* Includes repurchase agreements of:	$49,995

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Global Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2013

Investment Income:
Interest	$15,894
Dividends	18
Total Income	15,912

Expenses:
Investment advisory fees	1,094
Supervisory and administrative fees	2,187
Servicing fees - Administrative Class	591
Distribution and/or servicing fees - Advisor Class	93
Trustees’ fees	7
Interest expense	120
Total Expenses	4,092

Net Investment Income	11,820

Net Realized Gain/(Loss):
Investments in securities	8,885
Exchange-traded or centrally cleared financial derivative instruments	(2,999)
Over the counter financial derivative instruments	(26,088)
Foreign currency	2,026
Net Realized (Loss)	(18,176)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(27,311)
Exchange-traded or centrally cleared financial derivative instruments	(5,300)
Over the counter financial derivative instruments	212
Foreign currency assets and liabilities	(411)
Net Change in Unrealized (Depreciation)	(32,810)
Net (Loss)	(50,986)

Net (Decrease) in Net Assets Resulting from Operations	$(39,166)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	9

Statements of Changes in Net Assets PIMCO Global Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2013	Year Ended December 31, 2012

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$11,820	$14,975
Net realized (loss)	(18,176)	(5,945)
Net change in unrealized appreciation (depreciation)	(32,810)	24,793
Net increase (decrease) resulting from operations	(39,166)	33,823

Distributions to Shareholders:
From net investment income
Institutional Class	(76)	(117)
Administrative Class	(4,338)	(7,399)
Advisor Class	(352)	(633)
From net realized capital gains
Institutional Class	(42)	(377)
Administrative Class	(1,983)	(25,931)
Advisor Class	(257)	(2,268)

Total Distributions	(7,048)	(36,725)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(132,815)	20,738

Net increase (decrease) in capital	(179,029)	17,836

Net Assets:
Beginning of year	502,747	484,911
End of year*	$323,718	$502,747

* Including undistributed (overdistributed) net investment income of:	$(973)	$152

**	See note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged)

December 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 116.6%

AUSTRALIA 0.3%

MORTGAGE-BACKED SECURITIES 0.3%
Puma Finance Ltd.
0.379% due 02/21/2038		$140	$139
3.015% due 08/22/2037	AUD	191	170
Swan Trust
0.298% due 05/12/2037		$177	177
2.870% due 05/12/2037	AUD	243	217
Torrens Trust
3.035% due 10/19/2038		227	199

Total Australia (Cost $937)			902

BRAZIL 3.3%

CORPORATE BONDS & NOTES 2.2%
Banco Santander Brasil S.A.
2.343% due 03/18/2014		$700	700
4.250% due 01/14/2016		200	207
4.500% due 04/06/2015		1,100	1,136
Banco Votorantim Ltd.
3.247% due 03/28/2014		1,800	1,800
Banco Votorantim S.A.
5.250% due 02/11/2016		100	104
BM&FBovespa S.A.
5.500% due 07/16/2020		300	317
BRF S.A.
5.875% due 06/06/2022		2,700	2,701
CSN Islands Corp.
6.875% due 09/21/2019		200	209

			7,174

SOVEREIGN ISSUES 1.1%
Brazil Government International Bond
8.250% due 01/20/2034		2,800	3,591

Total Brazil (Cost $11,041)			10,765

CAYMAN ISLANDS 0.1%

ASSET-BACKED SECURITIES 0.1%
Black Diamond CLO Delaware Corp.
0.495% due 06/20/2017		$10	10
BlueMountain CLO Ltd.
0.478% due 11/15/2017		131	131
Kingsland Ltd.
0.494% due 06/13/2019		253	254

Total Cayman Islands (Cost $391)			395

GERMANY 5.1%

CORPORATE BONDS & NOTES 1.1%
KFW
4.250% due 07/04/2014	EUR	1,600	2,245
6.250% due 05/19/2021	AUD	1,400	1,367

			3,612

SOVEREIGN ISSUES 4.0%
Free State of Bavaria
3.500% due 01/27/2016	EUR	749	1,098
Republic of Germany
1.500% due 02/15/2023		8,800	11,747

			12,845

Total Germany (Cost $16,380)			16,457

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GUERNSEY, CHANNEL ISLANDS 0.1%

CORPORATE BONDS & NOTES 0.1%
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		$375	$381

Total Guernsey, Channel Islands (Cost $375)			381

ITALY 0.9%

ASSET-BACKED SECURITIES 0.0%
Locat Securitisation Vehicle SRL
0.420% due 12/12/2028	EUR	72	99

SOVEREIGN ISSUES 0.9%
Italy Buoni Poliennali Del Tesoro
2.100% due 09/15/2021 (b)		2,053	2,760

Total Italy (Cost $2,974)			2,859

JERSEY, CHANNEL ISLANDS 0.6%

CORPORATE BONDS & NOTES 0.6%
WPP PLC
6.000% due 04/04/2017	GBP	1,000	1,841

Total Jersey, Channel Islands (Cost $1,300)			1,841

LUXEMBOURG 0.1%

CORPORATE BONDS & NOTES 0.1%
Gazprom OAO Via Gaz Capital S.A.
8.146% due 04/11/2018		$300	355

Total Luxembourg (Cost $300)			355

MEXICO 2.4%

CORPORATE BONDS & NOTES 0.7%
America Movil S.A.B. de C.V.
3.625% due 03/30/2015		$1,500	1,556
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		800	840

			2,396

SOVEREIGN ISSUES 1.7%
Mexico Government International Bond
10.000% due 12/05/2024	MXN	54,400	5,331

Total Mexico (Cost $8,022)			7,727

NETHERLANDS 2.7%

CORPORATE BONDS & NOTES 2.7%
Fortis Bank Nederland NV
3.375% due 05/19/2014	EUR	5,700	7,932
Gazprom OAO Via White Nights Finance BV
10.500% due 03/25/2014		$500	512
Waha Aerospace BV
3.925% due 07/28/2020		350	369

Total Netherlands (Cost $8,599)			8,813

NORWAY 1.1%

CORPORATE BONDS & NOTES 1.1%
DNB Bank ASA
3.200% due 04/03/2017		$1,000	1,046
Eksportfinans ASA
1.600% due 03/20/2014	JPY	1,000	9
2.000% due 09/15/2015		$800	790

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.375% due 05/25/2016		$200	$197
3.000% due 11/17/2014		200	201
5.500% due 05/25/2016		500	529
5.500% due 06/26/2017		600	635

Total Norway (Cost $3,268)			3,407

QATAR 1.3%

CORPORATE BONDS & NOTES 0.5%
Qatari Diar Finance Co.
3.500% due 07/21/2015		$1,600	1,666

SOVEREIGN ISSUES 0.8%
Qatar Government International Bond
4.000% due 01/20/2015		2,400	2,487

Total Qatar (Cost $4,046)			4,153

SLOVENIA 0.8%

SOVEREIGN ISSUES 0.8%
Slovenia Government International Bond
4.700% due 11/01/2016	EUR	1,900	2,713

Total Slovenia (Cost $2,553)			2,713

SOUTH KOREA 1.2%

CORPORATE BONDS & NOTES 0.8%
Export-Import Bank of Korea
4.125% due 09/09/2015		$500	528
5.875% due 01/14/2015		1,900	1,999

			2,527

SOVEREIGN ISSUES 0.4%
Republic of Korea
4.875% due 09/22/2014		200	206
5.750% due 04/16/2014		200	203
7.125% due 04/16/2019		700	855

			1,264

Total South Korea (Cost $3,650)			3,791

UNITED ARAB EMIRATES 0.5%

SOVEREIGN ISSUES 0.5%
Emirate of Abu Dhabi Government International Bond
6.750% due 04/08/2019		$1,400	1,704

Total United Arab Emirates (Cost $1,498)			1,704

UNITED KINGDOM 9.1%

CORPORATE BONDS & NOTES 0.6%
Bradford & Bingley PLC
4.250% due 05/04/2016	EUR	1,400	2,083

SOVEREIGN ISSUES 8.5%
United Kingdom Gilt
1.750% due 09/07/2022 (e)	GBP	7,800	11,825
4.000% due 03/07/2022		8,600	15,581

			27,406

Total United Kingdom (Cost $29,999)			29,489

UNITED STATES 47.1%

ASSET-BACKED SECURITIES 2.6%
Amortizing Residential Collateral Trust
0.745% due 07/25/2032		$1	1

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	11

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.865% due 10/25/2031		$2	$1
Carrington Mortgage Loan Trust
0.215% due 12/25/2036		53	52
Conseco Finance Securitizations Corp.
7.490% due 07/01/2031		1,774	1,898
Countrywide Asset-Backed Certificates
0.565% due 08/25/2034		156	149
0.615% due 04/25/2036		1,000	787
Credit Suisse First Boston Mortgage Securities Corp.
0.785% due 01/25/2032		1	1
Credit-Based Asset Servicing and Securitization LLC
0.225% due 11/25/2036		26	14
Denver Arena Trust
6.940% due 11/15/2019		21	22
EMC Mortgage Loan Trust
0.615% due 05/25/2043		469	434
Home Equity Mortgage Trust
6.000% due 01/25/2037 ^		181	35
JPMorgan Mortgage Acquisition Trust
0.445% due 03/25/2047		1,632	913
Morgan Stanley ABS Capital, Inc. Trust
0.275% due 03/25/2037		1,390	717
0.415% due 08/25/2036		3,250	1,739
0.965% due 07/25/2037		1,521	1,418
SACO, Inc.
0.565% due 04/25/2035		9	8
Securitized Asset-Backed Receivables LLC Trust
0.215% due 12/25/2036		10	5
SLC Student Loan Trust
0.693% due 06/15/2017		135	135
SLM Student Loan Trust
0.443% due 12/17/2018		35	35
Structured Asset Securities Corp.
1.669% due 04/25/2035		22	21
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
0.565% due 05/25/2034		2	2
Washington Mutual Asset-Backed Certificates Trust
0.225% due 10/25/2036		52	21

			8,408

BANK LOAN OBLIGATIONS 0.8%
H.J. Heinz Co.
3.500% due 06/05/2020		1,791	1,807
HCA, Inc.
2.669% due 05/02/2016		863	863

			2,670

CORPORATE BONDS & NOTES 9.3%
Ally Financial, Inc.
3.645% due 06/20/2014		800	814
6.750% due 12/01/2014		800	839
American International Group, Inc.
6.765% due 11/15/2017	GBP	488	935
8.175% due 05/15/2068		$200	243
Bank of America Corp.
7.625% due 06/01/2019		1,400	1,738
Bear Stearns Cos. LLC
7.250% due 02/01/2018		1,000	1,198
Boston Scientific Corp.
6.400% due 06/15/2016		200	223
CIT Group, Inc.
5.250% due 04/01/2014		400	405
Citigroup, Inc.
1.500% due 11/30/2017	EUR	200	271
Cleveland Electric Illuminating Co.
5.700% due 04/01/2017		$520	564

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Continental Airlines Pass-Through Trust
9.000% due 01/08/2018		$803	$915
D.R. Horton, Inc.
6.500% due 04/15/2016		4,500	4,939
Denali Borrower LLC
5.625% due 10/15/2020		700	696
El Paso Pipeline Partners Operating Co. LLC
6.500% due 04/01/2020		100	115
Ford Motor Credit Co. LLC
8.000% due 06/01/2014		1,300	1,340
8.700% due 10/01/2014		200	212
Goldman Sachs Group, Inc.
0.641% due 07/22/2015		500	499
0.744% due 01/12/2015		700	700
0.847% due 09/29/2014		800	802
6.250% due 09/01/2017		500	573
International Lease Finance Corp.
7.125% due 09/01/2018		400	465
JPMorgan Chase & Co.
5.058% due 02/22/2021	CAD	200	196
JPMorgan Chase Bank N.A.
0.994% due 05/31/2017	EUR	400	545
Kraft Foods Group, Inc.
6.125% due 08/23/2018		$500	583
Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 ^		800	175
Mohawk Industries, Inc.
6.125% due 01/15/2016		1,000	1,099
Morgan Stanley
0.627% due 04/13/2016	EUR	700	955
0.724% due 10/15/2015		$1,000	998
Penske Truck Leasing Co. LP
3.125% due 05/11/2015		800	823
3.750% due 05/11/2017		1,300	1,368
Puget Energy, Inc.
6.500% due 12/15/2020		900	1,024
Southwestern Energy Co.
4.100% due 03/15/2022		300	297
7.500% due 02/01/2018		100	119
UAL Pass-Through Trust
10.400% due 05/01/2018		648	735
UST LLC
5.750% due 03/01/2018		1,000	1,132
Verizon Communications, Inc.
1.773% due 09/15/2016		400	412
1.993% due 09/14/2018		100	105
2.500% due 09/15/2016		300	310
3.650% due 09/14/2018		400	424
4.500% due 09/15/2020		400	428

			30,214

MORTGAGE-BACKED SECURITIES 8.7%
Adjustable Rate Mortgage Trust
2.801% due 09/25/2035		30	27
American Home Mortgage Assets Trust
0.355% due 05/25/2046		411	304
0.375% due 10/25/2046		533	348
Banc of America Funding Corp.
2.631% due 02/20/2036		508	503
2.722% due 10/20/2046 ^		171	137
5.500% due 01/25/2036		626	637
BCAP LLC Trust
0.335% due 01/25/2037 ^		381	278
5.250% due 04/26/2037		2,191	2,078
Bear Stearns Adjustable Rate Mortgage Trust
2.210% due 08/25/2035		134	134
2.523% due 10/25/2033		19	18
2.548% due 08/25/2033		20	20

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.730% due 05/25/2034	$18	$17
2.793% due 03/25/2035	46	46
2.817% due 05/25/2034	56	54
2.861% due 05/25/2047 ^	519	436
3.082% due 11/25/2034	14	14
Bear Stearns Alt-A Trust
2.550% due 11/25/2035 ^	224	174
2.708% due 09/25/2035	187	165
2.801% due 08/25/2036 ^	281	199
Bear Stearns Structured Products, Inc.
2.591% due 12/26/2046	152	92
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.345% due 07/25/2036	119	104
Citigroup Commercial Mortgage Trust
5.705% due 12/10/2049	400	412
Citigroup Mortgage Loan Trust, Inc.
2.290% due 09/25/2035	72	71
2.550% due 10/25/2035	1,702	1,652
Countrywide Alternative Loan Trust
0.335% due 01/25/2037 ^	758	614
0.347% due 02/20/2047	332	220
0.362% due 12/20/2046	661	473
0.377% due 03/20/2046	196	142
0.377% due 07/20/2046 ^	424	255
0.445% due 02/25/2037	252	191
0.515% due 05/25/2037 ^	109	72
1.485% due 11/25/2035	51	38
2.025% due 11/25/2035	51	40
5.250% due 06/25/2035 ^	38	33
5.350% due 11/25/2035 ^	434	332
6.000% due 04/25/2037 ^	94	68
6.000% due 02/25/2047	911	714
6.250% due 08/25/2037 ^	50	40
6.500% due 06/25/2036 ^	246	183
Countrywide Home Loan Mortgage Pass-Through Trust
0.395% due 05/25/2035	112	98
0.455% due 04/25/2035	33	27
0.465% due 03/25/2035	735	663
0.485% due 03/25/2035	142	108
0.495% due 02/25/2035	12	11
0.925% due 09/25/2034	13	13
2.376% due 02/20/2036	592	458
2.504% due 11/25/2034	32	30
2.650% due 05/25/2047	167	111
2.675% due 11/19/2033	27	26
2.826% due 08/25/2034	10	9
5.500% due 10/25/2035	197	188
Credit Suisse First Boston Mortgage Securities Corp.
2.438% due 08/25/2033	34	33
6.500% due 04/25/2033	2	2
Credit Suisse Mortgage Capital Certificates
6.500% due 07/26/2036	162	86
Deutsche ALT-B Securities, Inc.
5.886% due 10/25/2036 ^	496	369
First Horizon Mortgage Pass-Through Trust
6.250% due 08/25/2017	6	6
Greenpoint Mortgage Funding Trust
0.435% due 11/25/2045	13	10
GSR Mortgage Loan Trust
1.860% due 03/25/2033	15	14
2.457% due 06/25/2034	9	9
2.648% due 09/25/2035	410	409
HarborView Mortgage Loan Trust
0.906% due 02/19/2034	2	2
0.993% due 12/19/2036 ^	204	162
2.530% due 05/19/2033	36	36
IndyMac Mortgage Loan Trust
4.644% due 09/25/2035	383	339

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Mortgage Trust
1.990% due 11/25/2033	$16	$16
2.530% due 01/25/2037	447	397
2.753% due 07/25/2035	199	203
2.813% due 07/25/2035	229	231
3.554% due 02/25/2035	15	15
Luminent Mortgage Trust
0.405% due 04/25/2036	711	485
MASTR Adjustable Rate Mortgages Trust
2.401% due 05/25/2034	947	932
MASTR Alternative Loan Trust
0.565% due 03/25/2036	60	14
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.607% due 12/15/2030	12	12
Merrill Lynch Floating Trust
0.706% due 07/09/2021	500	499
Merrill Lynch Mortgage Investors Trust
0.375% due 02/25/2036	171	157
0.415% due 08/25/2036	28	27
2.229% due 02/25/2033	20	19
2.480% due 02/25/2036	114	107
Merrill Lynch Mortgage-Backed Securities Trust
4.627% due 04/25/2037 ^	16	13
Nomura Asset Acceptance Corp.
2.507% due 10/25/2035	29	26
Residential Accredit Loans, Inc. Trust
0.315% due 02/25/2047	202	115
0.345% due 06/25/2046	529	248
0.375% due 04/25/2046	226	113
6.000% due 12/25/2036 ^	781	604
Residential Funding Mortgage Securities, Inc. Trust
5.500% due 11/25/2035 ^	259	240
RiverView HECM Trust
0.225% due 07/25/2047	1,746	1,606
Structured Adjustable Rate Mortgage Loan Trust
2.495% due 04/25/2034	59	59
2.576% due 09/25/2034	57	57
2.906% due 02/25/2034	23	23
Structured Asset Mortgage Investments Trust
0.355% due 07/25/2046	613	508
0.375% due 05/25/2046	138	109
0.385% due 05/25/2036	614	452
0.385% due 09/25/2047	600	456
0.416% due 07/19/2035	465	448
0.445% due 02/25/2036	716	556
0.746% due 07/19/2034	6	6
0.866% due 03/19/2034	11	11
Suntrust Alternative Loan Trust
0.815% due 12/25/2035 ^	1,643	1,275
WaMu Mortgage Pass-Through Certificates
0.435% due 12/25/2045	76	70
0.475% due 01/25/2045	12	11
0.485% due 01/25/2045	12	12
0.839% due 02/25/2047	573	456
1.543% due 08/25/2042	8	7
2.016% due 01/25/2037 ^	45	37
2.086% due 12/25/2036 ^	9	8
2.374% due 12/25/2036 ^	69	61
2.454% due 06/25/2033	17	17
2.463% due 07/25/2046	265	250
2.487% due 02/25/2033	161	159
2.530% due 03/25/2034	52	52
4.402% due 06/25/2037	118	102
Washington Mutual MSC Mortgage Pass-Through Certificates
1.079% due 07/25/2046 ^	86	49
6.000% due 06/25/2037 ^	1,753	1,454

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037	$740	$666
Wells Fargo Mortgage-Backed Securities Trust
2.633% due 04/25/2036	32	32

		28,036

MUNICIPAL BONDS & NOTES 3.4%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	400	297
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	1,000	1,114
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.300% due 06/01/2037	600	433
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
5.600% due 06/01/2034	1,000	827
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.814% due 11/15/2040	1,900	2,257
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	1,600	2,039
New York City, New York Water & Sewer System Revenue Bonds, Series 2011
5.375% due 06/15/2043	2,000	2,111
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	2,245	1,746

		10,824

	SHARES
PREFERRED SECURITIES 0.2%
DG Funding Trust
0.554% due 01/30/2014 (c)	58	410
SLM Corp. CPI Linked Security
3.185% due 03/15/2017	500	12
3.235% due 01/16/2018	3,100	73

		495

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 17.0%
Fannie Mae
0.285% due 03/25/2034	$13	13
0.315% due 08/25/2034	8	8
1.921% due 10/01/2034	4	4
2.006% due 12/01/2034	9	10
2.485% due 11/01/2034	74	79
3.000% due 08/01/2042 - 11/01/2043	11,959	11,387
3.500% due 02/01/2044	5,000	4,954
4.000% due 02/01/2044	25,000	25,664
4.500% due 02/01/2044	10,000	10,566
5.000% due 02/01/2044	1,000	1,083
5.500% due 05/01/2047	27	29
6.000% due 07/25/2044	36	40
Freddie Mac
0.445% due 09/25/2031	32	30
1.344% due 10/25/2044	66	67
2.345% due 02/01/2029	8	8
2.640% due 04/01/2037	78	84
6.000% due 04/15/2036	852	932
Ginnie Mae
1.625% due 11/20/2024	3	3

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 09/20/2038		$57	$60

			55,021

U.S. TREASURY OBLIGATIONS 5.1%
U.S. Treasury Inflation Protected Securities (b)
0.625% due 02/15/2043		3,423	2,632
1.750% due 01/15/2028		2,564	2,744
2.000% due 01/15/2026		1,424	1,577
2.375% due 01/15/2025		496	570
2.375% due 01/15/2027		1,506	1,734
2.500% due 01/15/2029		1,621	1,903
3.875% due 04/15/2029		369	506
U.S. Treasury Notes
1.500% due 08/31/2018 (i)		4,900	4,873

			16,539

Total United States (Cost $148,508)			152,207

VIRGIN ISLANDS (BRITISH) 0.0%

CORPORATE BONDS & NOTES 0.0%
GTL Trade Finance, Inc.
7.250% due 10/20/2017		$100	113

Total Virgin Islands (British) (Cost $106)			113

SHORT-TERM INSTRUMENTS 39.9%

CERTIFICATES OF DEPOSIT 1.2%
Banco do Brasil S.A.
0.000% due 03/27/2014		$2,000	1,997
2.265% due 02/14/2014		2,000	2,000

			3,997

REPURCHASE AGREEMENTS (d) 15.4%
			49,995

SHORT-TERM NOTES 2.6%
Federal Home Loan Bank
0.068% due 01/17/2014		8,400	8,400

CANADA TREASURY BILLS 16.8%
0.918% due 03/13/2014	CAD	58,000	54,508

MEXICO TREASURY BILLS 0.8%
3.456% due 01/16/2014 - 06/26/2014 (a)	MXN	34,300	2,598

U.S. TREASURY BILLS 3.1%
0.053% due 01/02/2014 - 11/13/2014 (a)(e)(g)(i)		$9,945	9,942

Total Short-Term Instruments (Cost $129,326)			129,440

Total Investments in Securities (Cost $373,273)			377,512

Total Investments 116.6% (Cost $373,273)			$377,512

Financial Derivative Instruments (f)(h) (1.1%)
(Cost or Premiums, net $(1,590))			(3,587)

Other Assets and Liabilities, net (15.5%)			(50,207)

Net Assets 100.0%			$323,718

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	13

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity, date shown represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.010%	12/31/2013	01/02/2014	$6,000	U.S. Treasury Notes 2.375% due 12/31/2020	$(6,121)	$6,000	$6,000
FOB	0.010%	12/31/2013	01/02/2014	28,800	U.S. Treasury Notes 1.000% due 08/31/2016	(29,432)	28,800	28,800
JPS	0.050%	12/31/2013	01/02/2014	2,000	Freddie Mac 2.255% due 12/05/2022	(2,055)	2,000	2,000
	0.030%	12/31/2013	01/02/2014	5,400	U.S. Treasury Notes 2.500% due 03/31/2015	(5,513)	5,400	5,400
MSC	0.020%	12/31/2013	01/02/2014	7,500	U.S. Treasury Notes 2.125% due 08/31/2020	(7,648)	7,500	7,500
SSB	0.000%	12/31/2013	01/02/2014	295	Freddie Mac 2.080% due 10/17/2022	(303)	295	295

Total Repurchase Agreements						$(51,072)	$49,995	$49,995

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
ULW	0.549%	11/14/2013	02/20/2014	GBP (7,002)	$(11,633)

Total Sale-Buyback Transactions					$(11,633)

(2)

As of December 31, 2013, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended December 31, 2013 was $33,772 at a weighted average interest rate of 0.252%.

(3)	Payable for sale-buyback transactions includes $21 of deferred price drop on sale-buyback transactions.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	5.500%	01/01/2044	$38,000	$(41,682)	$(41,804)

Total Short Sales				$(41,682)	$(41,804)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2013:

(e)	Securities with an aggregate market value of $11,381 have been pledged as collateral under the terms of the following master agreements as of December 31, 2013.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BCY	$6,000	$0	$0	$0	$6,000	$(6,121)	$(121)
FOB	28,800	0	0	0	28,800	(29,432)	(632)
JPS	7,400	0	0	0	7,400	(7,568)	(168)
MSC	7,500	0	0	0	7,500	(7,648)	(148)
SSB	295	0	0	0	295	(303)	(8)

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Master Securities Forward Transaction Agreement
FOB	$0	$0	$0	$(30,803)	$(30,803)	$0	$(30,803)
GSC	0	0	0	0	0	11	11
MSC	0	0	0	0	0	(100)	(100)
SAL	0	0	0	0	0	(56)	(56)
ULW	0	0	(11,633)	0	(11,633)	11,370	(263)
WFS	0	0	0	(11,001)	(11,001)	0	(11,001)

Total Borrowings and Other Financing Transactions	$49,995	$0	$(11,633)	$(41,804)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - CME 90-Day Eurodollar December Futures	$99.750	12/15/2014	179	$16	$9

Total Purchased Options				$16	$9

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CME 90-Day Eurodollar December Futures	$99.000	12/15/2014	179	$(19)	$(18)

Total Written Options				$(19)	$(18)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)	Variation Margin
					Asset	Liability
90- Day Eurodollar June Futures	Long	06/2016	259	$(131)	$0	$(13)
90- Day Eurodollar September Futures	Long	09/2016	131	(150)	0	(8)
Japan Government 10-Year Bond March Futures	Long	03/2014	13	(108)	0	(42)

Total Futures Contracts				$(389)	$0	$(63)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (3)		Market Value (4)	Unrealized (Depreciation)	Variation Margin
								Asset	Liability
iTraxx Europe Crossover 17 Index	(5.000%	)	06/20/2017	EUR	11,074	$(1,707)	$(836)	$14	$0
iTraxx Europe Crossover 18 Index	(5.000%	)	12/20/2017		40,719	(6,347)	(4,483)	58	0

						$(8,054)	$(5,319)	$72	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.IG-21 5-Year Index	1.000%	12/20/2018	$5,000	$91	$16	$3	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	15

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	2.750%	06/19/2033	$	700	$105	$99	$7	$0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043		12,200	2,655	1,924	140	0
Receive	3-Month USD-LIBOR	3.250%	12/18/2043		1,100	139	83	13	0
Pay	6-Month AUD-BBR-BBSW	4.000%	06/18/2019	AUD	21,000	(13)	13	52	0
Pay	6-Month AUD-BBR-BBSW	4.500%	06/15/2022		12,900	83	(3)	35	0
Pay	6-Month EUR-EURIBOR	1.500%	03/19/2019	EUR	12,000	123	193	14	0
Pay	6-Month EUR-EURIBOR	3.250%	09/21/2021		3,800	193	137	7	0
Pay	6-Month EUR-EURIBOR	2.500%	03/21/2023		16,100	(459)	(339)	27	0
Pay	6-Month JPY-LIBOR	1.500%	12/20/2022	JPY	7,030,000	794	(145)	0	(179)
Pay	6-Month JPY-LIBOR	1.000%	09/18/2023		120,000	13	(1)	0	(4)

						$3,633	$1,961	$295	$(183)

Total Swap Agreements						$(4,330)	$(3,342)	$370	$(183)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2013:

(g)	Securities with an aggregate market value of $325 and cash of $3,788 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2013. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$9	$0	$370	$379	$(18)	$(63)	$(183)	$(264)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2014		AUD	1,060	$		939	$0	$(7)
	01/2014		EUR	675			929	0	0
	01/2014	$		16,636		EUR	12,291	273	0
	01/2014			19,676		JPY	2,023,045	0	(464)
	02/2014			938		AUD	1,060	7	0

BPS	01/2014		JPY	52,700	$		512	11	0
	01/2014		MXN	712			55	0	0
	01/2014	$		19,661		JPY	2,023,045	0	(449)
	03/2014		MXN	23,728	$		1,812	4	0
	03/2014	$		246		MXN	3,215	0	(1)

BRC	01/2014		EUR	309	$		420	0	(5)
	03/2014	$		5,013		GBP	3,064	58	0

CBK	01/2014		EUR	43,713	$		60,179	44	0
	01/2014		JPY	637,900			6,194	136	0
	01/2014	$		967		AUD	1,060	0	(21)
	02/2014			60,178		EUR	43,713	0	(43)
	03/2014		CAD	54,825	$		51,658	143	0
	03/2014		MXN	12,014			920	6	0

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
DUB	01/2014		BRL	2,152	$		917	$5	$0
	01/2014	$		919		BRL	2,152	0	(6)
	01/2014			379		JPY	39,000	0	(8)
	02/2014		EUR	834	$		1,141	0	(6)
	03/2014		MXN	1,898			146	2	0
	05/2014			1,663			127	1	0
	01/2015	$		1,600		CNY	9,648	0	(25)
	04/2016			500			2,965	0	(19)

FBF	09/2015		CNY	27,062	$		4,228	0	(174)

GLM	06/2014		MXN	14,643			1,116	9	0
	01/2015		CNY	9,648			1,515	0	(60)

HUS	02/2014	$		30,461		JPY	3,024,805	0	(1,732)

JPM	01/2014			46,263		EUR	34,380	1,034	0
	09/2015		CNY	2,378	$		400	13	0
	04/2016			13,826			2,150	0	(91)
	04/2016	$		1,830		CNY	10,861	0	(69)

MSC	01/2014		BRL	5,802	$		2,481	22	0
	01/2014	$		2,460		BRL	5,802	0	(1)
	02/2014			1,551			3,651	0	(16)
	03/2014		MXN	65,320	$		4,945	0	(33)

RYL	09/2015	$		4,600		CNY	29,440	188	0

UAG	01/2014			2,191		DKK	12,238	65	0
	02/2014			1,367		SEK	9,047	38	0

WST	01/2014		EUR	1,975	$		2,657	0	(60)
	01/2014	$		19,720		JPY	2,023,046	0	(509)

Total Forward Foreign Currency Contracts								$2,059	$(3,799)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BRC	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	10.000%	07/01/2014	EUR	17,100	$(131)	$0

CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.650%	03/03/2014	$	2,600	(11)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.100%	03/03/2014		2,600	(29)	(38)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.300%	01/27/2014		7,100	(8)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800%	01/27/2014		7,100	(23)	(34)

								$(202)	$(73)

Total Written Options								$(202)	$(73)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2013:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premiums
Balance at 12/31/2012	0	$182,200	EUR	17,100	$(984)
Sales	247	170,662		0	(1,207)
Closing Buys	0	(36,850)		0	224
Expirations	(34)	(275,212)		0	1,648
Exercised	(34)	(21,400)		0	98

Balance at 12/31/2013	179	$19,400	EUR	17,100	$(221)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2013 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Lafarge S.A.	(1.690%	)	09/20/2016	0.868%	$	2,000	$0	$(46)	$0	$(46)
	Springleaf Finance Corp.	(1.370%	)	12/20/2017	2.474%		100	0	5	5	0
	UBS AG	(2.280%	)	06/20/2018	0.557%		1,300	0	(99)	0	(99)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	17

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2013 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	UBS AG	(2.250%	)	03/20/2014	0.063%	EUR	600	$0	$(5)	$0	$(5)
	WPP Ltd.	(3.750%	)	06/20/2017	0.356%	GBP	1,000	0	(194)	0	(194)

CBK	Credit Agricole S.A.	(1.000%	)	12/20/2016	0.521%	EUR	1,000	98	(118)	0	(20)

DUB	D.R. Horton, Inc.	(1.000%	)	06/20/2016	0.598%	$	4,500	472	(518)	0	(46)
	Marsh & McLennan Cos., Inc.	(0.670%	)	09/20/2014	0.042%		1,000	0	(5)	0	(5)
	Marsh & McLennan Cos., Inc.	(0.590%	)	09/20/2014	0.042%		1,000	0	(4)	0	(4)
	UBS AG	(1.000%	)	12/20/2017	0.487%		3,061	15	(78)	0	(63)

GST	Credit Agricole S.A.	(1.000%	)	12/20/2016	0.521%	EUR	600	61	(73)	0	(12)
	UST, Inc.	(0.720%	)	03/20/2018	0.133%	$	1,000	0	(25)	0	(25)

JPM	L Brands, Inc.	(2.850%	)	09/20/2017	0.934%		190	0	(14)	0	(14)

MYC	Boston Scientific Corp.	(1.000%	)	06/20/2014	0.065%		1,500	7	(14)	0	(7)

RYL	Cleveland Electric Illuminating Co.	(0.940%	)	06/20/2017	1.011%		1,000	0	2	2	0

UAG	Boston Scientific Corp.	(2.060%	)	06/20/2016	0.248%		200	0	(9)	0	(9)
	Mohawk Industries, Inc.	(1.550%	)	03/20/2016	0.217%		1,000	0	(30)	0	(30)

								$653	$(1,225)	$7	$(579)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2013 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Italy Government International Bond	1.000%	06/20/2017	1.084%	EUR	16,400	$(3,164)	$3,108	$0	$(56)

BRC	BP Capital Markets America, Inc.	1.000%	06/20/2015	0.066%		100	(15)	17	2	0
	Brazil Government International Bond	1.000%	03/20/2023	2.361%	$	800	(43)	(39)	0	(82)
	China Government International Bond	0.850%	12/20/2014	0.157%		1,200	0	9	9	0
	Citigroup, Inc.	1.000%	06/20/2018	0.603%		2,700	(4)	52	48	0
	Italy Government International Bond	1.000%	06/20/2017	1.084%	EUR	5,000	(950)	933	0	(17)

CBK	Brazil Government International Bond	1.000%	03/20/2016	1.051%	$	3,100	(30)	27	0	(3)

DUB	Lloyds Bank PLC	3.000%	09/20/2017	0.576%	EUR	600	6	68	74	0

FBF	BP Capital Markets America, Inc.	5.000%	06/20/2015	0.066%	$	500	8	30	38	0

GST	BP Capital Markets America, Inc.	5.000%	06/20/2015	0.066%		1,100	9	73	82	0
	BP Capital Markets America, Inc.	5.000%	09/20/2015	0.077%		200	3	14	17	0

JPM	BP Capital Markets America, Inc.	5.000%	06/20/2015	0.066%		300	2	21	23	0
	China Government International Bond	0.820%	12/20/2014	0.157%		200	0	1	1	0

MYC	Lloyds Bank PLC	3.000%	09/20/2017	0.576%	EUR	1,500	13	173	186	0

RYL	China Government International Bond	0.810%	12/20/2014	0.157%	$	1,800	0	12	12	0
	China Government International Bond	0.815%	12/20/2014	0.157%		700	0	5	5	0

							$(4,165)	$4,504	$497	$(158)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value (5)
								Asset	Liability
MYC	iTraxx Europe 15 5-Year Index 9-12%	(1.000%	)	06/20/2016	EUR 10,800	$ 2,108	$(2,329)	$0	$(221)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	8.600%	01/02/2017	BRL	25,000	$0	$(777)	$0	$(777)
BRC	Pay	1-Month GBP-United Kingdom RPI Index	3.275%	05/19/2016	GBP	3,800	0	80	80	0
HUS	Pay	1-Year BRL-CDI	8.645%	01/02/2017	BRL	24,200	19	(757)	0	(738)

							$19	$(1,454)	$80	$(1,515)

Total Swap Agreements							$(1,385)	$(504)	$584	$(2,473)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2013:

(i)	Securities with an aggregate market value of $4,638 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$280	$0	$5	$285	$(471)	$0	$(978)	$(1,449)	$(1,164)	$1,076	$(88)
BPS	15	0	0	15	(450)	0	0	(450)	(435)	261	(174)
BRC	58	0	139	197	(5)	0	(298)	(303)	(106)	347	241
CBK	329	0	0	329	(64)	(39)	(23)	(126)	203	(529)	(326)
DUB	8	0	74	82	(64)	0	(118)	(182)	(100)	0	(100)
FBF	0	0	38	38	(174)	0	0	(174)	(136)	285	149
GLM	9	0	0	9	(60)	0	0	(60)	(51)	271	220
GST	0	0	99	99	0	0	(37)	(37)	62	(130)	(68)
HUS	0	0	0	0	(1,732)	0	(738)	(2,470)	(2,470)	2,398	(72)
JPM	1,047	0	24	1,071	(160)	0	(14)	(174)	897	(1,060)	(163)
MSC	22	0	0	22	(50)	0	0	(50)	(28)	(3,140)	(3,168)
MYC	0	0	186	186	0	(34)	(228)	(262)	(76)	(55)	(131)
RYL	188	0	19	207	0	0	0	0	207	(270)	(63)
UAG	103	0	0	103	0	0	(39)	(39)	64	0	64
WST	0	0	0	0	(569)	0	0	(569)	(569)	0	(569)

Total Over the Counter	$2,059	$0	$584	$2,643	$(3,799)	$(73)	$(2,473)	$(6,345)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk(1) exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$9	$9
Swap Agreements	0	75	0	0	295	370

	$0	$75	$0	$0	$304	$379

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,059	$0	$2,059
Swap Agreements	0	504	0	0	80	584

	$0	$504	$0	$2,059	$80	$2,643

	$0	$579	$0	$2,059	$384	$3,022

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	19

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$18	$18
Futures	0	0	0	0	63	63
Swap Agreements	0	0	0	0	183	183

	$0	$0	$0	$0	$264	$264

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,799	$0	$3,799
Written Options	0	0	0	0	73	73
Swap Agreements	0	958	0	0	1,515	2,473

	$0	$958	$0	$3,799	$1,588	$6,345

	$0	$958	$0	$3,799	$1,852	$6,609

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$9	$9
Futures	0	0	0	0	1,731	1,731
Swap Agreements	0	(4,183)	0	0	(556)	(4,739)

	$0	$(4,183)	$0	$0	$1,184	$(2,999)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(22,969)	$0	$(22,969)
Purchased Options	0	0	0	0	(621)	(621)
Written Options	0	0	0	155	1,190	1,345
Swap Agreements	0	(9,353)	0	0	5,510	(3,843)

	$0	$(9,353)	$0	$(22,814)	$6,079	$(26,088)

	$0	$(13,536)	$0	$(22,814)	$7,263	$(29,087)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(7)	$(7)
Written Options	0	0	0	0	2	2
Futures	0	0	0	0	(387)	(387)
Swap Agreements	0	(5,070)	0	0	162	(4,908)

	$0	$(5,070)	$0	$0	$(230)	$(5,300)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,345	$0	$3,345
Purchased Options	0	0	0	0	568	568
Written Options	0	0	0	0	(695)	(695)
Swap Agreements	0	5,478	0	0	(8,484)	(3,006)

	$0	$5,478	$0	$3,345	$(8,611)	$212

	$0	$408	$0	$3,345	$(8,841)	$(5,088)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Australia
Mortgage-Backed Securities	$0	$902	$0	$902
Brazil
Corporate Bonds & Notes	0	7,174	0	7,174
Sovereign Issues	0	3,591	0	3,591
Cayman Islands
Asset-Backed Securities	0	395	0	395

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Germany
Corporate Bonds & Notes	$0	$3,612	$0	$3,612
Sovereign Issues	0	12,845	0	12,845
Guernsey, Channel Islands
Corporate Bonds & Notes	0	0	381	381
Italy
Asset-Backed Securities	0	99	0	99
Sovereign Issues	0	2,760	0	2,760

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Jersey, Channel Islands
Corporate Bonds & Notes	$0	$1,841	$0	$1,841
Luxembourg
Corporate Bonds & Notes	0	355	0	355
Mexico
Corporate Bonds & Notes	0	2,396	0	2,396
Sovereign Issues	0	5,331	0	5,331
Netherlands
Corporate Bonds & Notes	0	8,813	0	8,813
Norway
Corporate Bonds & Notes	0	3,407	0	3,407
Qatar
Corporate Bonds & Notes	0	1,666	0	1,666
Sovereign Issues	0	2,487	0	2,487
Slovenia
Sovereign Issues	0	2,713	0	2,713
South Korea
Corporate Bonds & Notes	0	2,527	0	2,527
Sovereign Issues	0	1,264	0	1,264
United Arab Emirates
Sovereign Issues	0	1,704	0	1,704
United Kingdom
Corporate Bonds & Notes	0	2,083	0	2,083
Sovereign Issues	0	27,406	0	27,406
United States
Asset-Backed Securities	0	8,408	0	8,408
Bank Loan Obligations	0	2,670	0	2,670
Corporate Bonds & Notes	0	28,564	1,650	30,214
Mortgage-Backed Securities	0	24,352	3,684	28,036
Municipal Bonds & Notes	0	10,824	0	10,824
Preferred Securities	12	73	410	495

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
U.S. Government Agencies	$0	$55,021	$0	$55,021
U.S. Treasury Obligations	0	16,539	0	16,539
Virgin Islands (British)
Corporate Bonds & Notes	0	113	0	113
Short-Term Instruments
Certificates of Deposit	0	3,997	0	3,997
Repurchase Agreements	0	49,995	0	49,995
Short-Term Notes	0	8,400	0	8,400
Canada Treasury Bills	0	54,508	0	54,508
Mexico Treasury Bills	0	2,598	0	2,598
U.S. Treasury Bills	0	9,942	0	9,942
Total Investments	$12	$371,375	$6,125	$377,512

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(41,804)	$0	$(41,804)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	9	370	0	379
Over the counter	0	2,643	0	2,643
	$9	$3,013	$0	$3,022

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(81)	(183)	0	(264)
Over the counter	0	(6,345)	0	(6,345)
	$(81)	$(6,528)	$0	$(6,609)

Totals	$(60)	$326,056	$6,125	$332,121

Assets and liabilities valued at $73 transferred from Level 1 to Level 2 during the period ended December 31, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2013:

Category and Subcategory	Beginning Balance at 12/31/2012	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2013 (1)
Investments in Securities, at Value
Guernsey, Channel Islands
Corporate Bonds & Notes	$418	$0	$(25)	$0	$0	$(12)	$0	$0	$381	$(11)
Jersey, Channel Islands
Asset-Backed Securities	537	0	(542)	0	(1)	6	0	0	0	0
Norway
Corporate Bonds & Notes	103	0	(103)	0	(1)	1	0	0	0	0
United States
Corporate Bonds & Notes	2,315	0	(589)	(9)	20	(87)	0	0	1,650	(16)
Mortgage-Backed Securities	4,300	0	(783)	4	46	117	0	0	3,684	98
Preferred Securities	426	0	0	0	0	(16)	0	0	410	(16)

Totals	$8,099	$0	$(2,042)	$(5)	$64	$9	$0	$0	$6,125	$55

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Guernsey, Channel Islands
Corporate Bonds & Notes	$381	Third Party Vendor	Broker Quote	101.50
United States
Corporate Bonds & Notes	1,650	Third Party Vendor	Broker Quote	113.50-114.00
Mortgage-Backed Securities	3,684	Third Party Vendor	Broker Quote	92.00-94.85
Preferred Securities	410	Benchmark Pricing	Base Price	$7,081.90

Total	$6,125

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	21

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Global Bond Portfolio (Unhedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid and are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period and are included in net change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New

York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if

ANNUAL REPORT	DECEMBER 31, 2013	23

Notes to Financial Statements (Cont.)

adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■	Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 1 or 2 as of period end have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are a result of a change, in the normal course of business, from the use of an exchange traded price or a trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of

ANNUAL REPORT	DECEMBER 31, 2013	25

Notes to Financial Statements (Cont.)

issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement.

When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding.

Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2013, the Portfolio had no unfunded loan commitments.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal

Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral,

ANNUAL REPORT	DECEMBER 31, 2013	27

Notes to Financial Statements (Cont.)

the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in

ANNUAL REPORT	DECEMBER 31, 2013	29

Notes to Financial Statements (Cont.)

unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the

Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2013 for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest

ANNUAL REPORT	DECEMBER 31, 2013	31

Notes to Financial Statements (Cont.)

rate (i.e. yield) movements. As mentioned earlier in this report, the U.S. is currently experiencing historically low interest rates. This combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, the fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair the performance of the Portfolio.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account.

Additionally, portability of exposure in the event of default further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class

ANNUAL REPORT	DECEMBER 31, 2013	33

Notes to Financial Statements (Cont.)

shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2013, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$1,438,574	$1,450,899	$106,250	$367,778

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2013		Year Ended 12/31/2012
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	116	$1,512	148	$2,084
Administrative Class	5,777	74,773	7,454	105,565
Advisor Class	553	7,097	690	9,885
Issued as reinvestment of distributions
Institutional Class	9	118	36	494
Administrative Class	492	6,320	2,400	33,330
Advisor Class	48	609	209	2,901
Cost of shares redeemed
Institutional Class	(121)	(1,562)	(260)	(3,636)
Administrative Class	(16,789)	(215,370)	(8,036)	(114,581)
Advisor Class	(490)	(6,312)	(1,067)	(15,304)
Net (decrease) resulting from Portfolio share transactions	(10,405)	$(132,815)	1,574	$20,738

As of December 31, 2013, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 76% of the Portfolio. One shareholder is a related party to the Portfolio and comprises 34% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2013, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2010-2012, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2013, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$—	$8,970	$(1,481)	$(2,282)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through December 31, 2013 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

ANNUAL REPORT	DECEMBER 31, 2013	35

Notes to Financial Statements (Cont.)

December 31, 2013

(5)	Specified losses realized during the period November 1, 2013 through December 31, 2013, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2013, the Portfolio had no accumulated capital losses.

As of December 31, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$374,528	$9,362	$(6,378)	$2,984

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2013 and December 31, 2012, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2013	$2,277	$4,771	$—
12/31/2012	$28,764	$7,961	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

36	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO Global Bond Portfolio (Unhedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO Global Bond Portfolio (Unhedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2014

ANNUAL REPORT	DECEMBER 31, 2013	37

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA	RYL	Royal Bank of Scotland Group PLC
BOA	Bank of America N.A.	GSC	Goldman Sachs & Co.	SAL	Citigroup Global Markets, Inc.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SSB	State Street Bank and Trust Co.
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	ULW	UBS Ltd.
DUB	Deutsche Bank AG	JPS	JPMorgan Securities, Inc.	WFS	Wells Fargo Securities, LLC
FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.	WST	Westpac Banking Corp.
FOB	Credit Suisse Securities (USA) LLC	MYC	Morgan Stanley Capital Services, Inc.

Currency Abbreviations:
AUD	Australian Dollar	DKK	Danish Krone	MXN	Mexican Peso
BRL	Brazilian Real	EUR	Euro	SEK	Swedish Krona
CAD	Canadian Dollar	GBP	British Pound	USD (or $)	United States Dollar
CNY	Chinese Renminbi	JPY	Japanese Yen

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Index Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade	RPI	Retail Price Index

Other Abbreviations:
ABS	Asset-Backed Security	BBR	Bank Bill Rate	CLO	Collateralized Loan Obligation
ALT	Alternate Loan Trust	BBSW	Bank Bill Swap Reference Rate	EURIBOR	Euro Interbank Offered Rate
BABs	Build America Bonds	CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate

38	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013:

0.30%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.30%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2013	39

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	172	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian* (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Vice President	11/2013 to Present Treasurer 08/1997 to 11/2013	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

* Effective February 3, 2014, Dr. El-Erian no longer serves as a Senior Vice President of the Trust.

ANNUAL REPORT	DECEMBER 31, 2013	41

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

42	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 12-13, 2013, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2014. The Board also considered and approved for an additional one-year term through August 31, 2014, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2014.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreement are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust and the independent Trustees.

The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 12-13, 2013 meeting. The independent Trustees also met with counsel to the Trust and the independent Trustees on August 2, 2013 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

ANNUAL REPORT	DECEMBER 31, 2013	43

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2012, including, but not limited to, undertaking significant technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2013. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2013 and other performance data, as available, for the periods ended June 30, 2013 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2013 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 12-13, 2013 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2013.

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Board noted that, for periods ending May 31, 2013, the Administrative Class of 71%, 92% and 100% of the Portfolios outperformed their Lipper category median in the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 86% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2013 (based on the performance of the Administrative Class). The Board also noted that ten of 13 Portfolios, representing 93% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2013, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $23 billion as of May 31, 2013.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expense ratios in their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the size of the assets under management with PIMCO, the manner in which similar portfolios may be managed, different requirements with

ANNUAL REPORT	DECEMBER 31, 2013	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively; had been reduced for some Portfolios over time; had been held steady for most Portfolios as assets grew, or declined in the case of some Portfolios; and continued to be competitive compared with peers. The Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. The Trustees noted that the benefits of the unified fee were apparent during the recent financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC supported the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and in return for the fees paid to RALLC by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2013	47

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT28AR_123113

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2013

PIMCO Global Bond Portfolio (Unhedged)

Share Class

■	Advisor

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	37
Glossary	38
Federal Income Tax Information	39
Management of the Trust	40
Privacy Policy	42
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	43

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2013. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

The past twelve months were marked by ongoing periods of heightened bond market volatility brought on by uncertainty around central bank monetary and fiscal policy, geopolitical concerns, and a slower than hoped for rebound in the global economy. Following a particularly bumpy third quarter, however, all financial markets completed the year along a relatively smoother path. Federal Reserve (“Fed”) Chairman Ben Bernanke laid the groundwork in September, when he clarified the Fed’s commitment to maintain its quantitative easing (“QE”) bond purchase program of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero-bound range. The nomination of Janet Yellen to the Chairmanship further helped to reassure investors that the Fed would be committed to the continuation of their accommodative policies.

As investors were made particularly aware, beginning in mid-May conditions in financial markets deteriorated rapidly as markets reacted to signals by the Fed that it might begin to slow the pace of its asset purchases. This shift in tone fueled a broad-based sell-off within fixed income assets throughout the summer, undermining market liquidity and sending yields higher across the risk spectrum.

By mid-September, however, the Fed announced its intent to delay any tapering until more convincing indicators of economic growth become apparent and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore higher) and a rally across most equity markets. The Fed also maintained the Federal Funds Rate within a narrow range of zero to 25 basis points. Into October, investors were once again kept on edge by the uncertain fiscal policy and political landscape—namely the partial shutdown of the U.S. government that began during the first week of October, the ongoing debt ceiling negotiations between the White House and Congress, and confirmation proceedings for the next Fed Chairman. Investors were relieved by the last-minute deal announced on October 17 that reached an agreement to reopen the U.S. government and raise the debt ceiling.

In November, relative calm prevailed across most fixed income markets, and equity markets continued to rally. The European Central Bank (“ECB”) reduced their main policy rate (or the interest rate at which it lends money to banks) by 25 basis points to 0.25%, likely due to their concern over lower than expected inflation and a weak global growth outlook. The Bank of England (“BOE”) unanimously voted to leave its main policy rate unchanged amid a pickup in economic growth and expectations that this would lead to an eventual decline in the U.K. unemployment rate.

Towards the latter part of December, the Fed announced that beginning in January 2014 it intends to gradually exit its bond-buying program, by reducing it from $85 billion to $75 billion spread equally across mortgage and U.S. Treasury purchases. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee (“FOMC”) provided even greater assurances that the policy rate would remain near a zero-bound range until signs of sustainable growth are more broadly evident in the U.S. economy. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

U.S. Treasuries underperformed most other developed sovereign bond markets on a hedged basis as investors reacted to the various Fed announcements regarding the tapering of their QE bond purchase program. In particular, U.S. Treasury yields rose to their highest level in late December as investors reacted to the Fed’s announcement that it would begin the reduction of its asset purchases starting in January 2014. This decision was made on the back of improving economic data, which included a lower unemployment rate, respectable monthly job reports, and improving housing fundamentals. The benchmark ten-year U.S. Treasury note yielded 3.03% at the end of the reporting period, as compared to 1.76% on December 31, 2012. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 2.02% for the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 8.61% over the period, underperforming nominal U.S. Treasuries. U.S. TIPS sold off, particularly during the second quarter of the reporting period, as the market began to price in the inevitable Fed tapering decision, which was officially announced in December. The decision by the Fed to initiate the tapering of asset purchases was validated via stronger jobs and GDP data, with continual weaker inflation data adding further pressure to U.S. TIPS valuations towards the latter part of the period. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 9.52% over the period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries even with the Fed’s announcement that it would begin to reduce its asset purchases in January 2014. The announcement, however, did lead to differentiated performance among coupons, with lower coupons underperforming, as these bonds have been the largest beneficiaries of Fed purchases. Prices for non-Agency mortgages rose on limited outstanding supply, improving risk appetite and ongoing signs of recovery in the housing sector. Commercial MBS also outperformed amid strong investor demand and a continued rebound in property valuations.

■

The U.S. investment grade credit market, as measured by the Barclays U.S. Credit Index, declined 2.01% for the period, but outperformed like-duration U.S. Treasuries as spreads tightened, ending the year at the lowest level since the global financial crisis began. This positive performance was supported by improving global growth fundamentals and continued easy monetary policy. The high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 7.42% for the period. The sector was one of the best-performing fixed income sectors, benefiting from relatively sound fundamentals and investor demand for higher yielding assets with lower interest rate sensitivity.

■

Emerging markets (“EM”) external debt underperformed U.S. Treasuries during the year and was impacted by the second quarter sell-off. Country-specific stories and the risk-on market sentiment following the Fed tapering announcement supported lower spreads in the fourth quarter, particularly in December. EM local assets particularly underperformed U.S. Treasuries during the period, as weaker EM currencies and increases in local yields weighed on overall returns.

■

Developed market equities posted strong performance in 2013, despite a period marked by considerable volatility and uncertainty around central bank policy. U.S. equities, as measured by the S&P 500 Index, returned 32.39%. Global equities, as represented by the MSCI All Country World Index Net USD and MSCI World Index, returned 22.80% and 26.68%, respectively. Emerging market equities (“EM”), as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.60%. EM equities underperformed developed market equities due to declining earnings growth and rising interest rates in the U.S. which placed pressure on local EM currencies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2014

ANNUAL REPORT	DECEMBER 31, 2013	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Global Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, operational risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

4	PIMCO VARIABLE INSURANCE TRUST

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is also available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2013 to December 31, 2013.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2013	5

PIMCO Global Bond Portfolio (Unhedged)

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown‡

United States	40.3%
Short-Term Instruments	34.3%
United Kingdom	7.8%
Germany	4.4%
Brazil	2.9%
Other	10.3%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	1 Year	5 Years	Class Inception (10/31/2006)
PIMCO Global Bond Portfolio (Unhedged) Advisor Class	-8.57%	6.45%	5.70%
JPMorgan GBI Global FX NY Index Unhedged in USD±	-4.61%	2.23%	4.85%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.01% for Advisor Class shares.

± JPMorgan GBI Global FX NY Index Unhedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars on an unhedged basis of major world bond markets. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/13)	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$994.10	$1,020.01
Expenses Paid During Period†	$5.18	$5.24
Net Annualized Expense Ratio	1.03%	1.03%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Global Bond Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	Positions in non-Agency mortgage-backed securities (“MBS”) contributed to performance as spreads on these securities tightened over the reporting period.

»	Positions in investment-grade corporates contributed to performance as spreads for the sector tightened over the reporting period.

»

Positions in credit-default swaps on European high yield debt (Buy Protection) detracted from performance as the cost to protect against default of the underlying debt fell during the reporting period.

»

Overweight positions to duration (or sensitivity to changes in market interest rates) in Australia and the U.K. detracted from relative performance as local interest rates in these countries rose during the reporting period.

»	Exposure to local duration in Brazil detracted from performance as BRL-swap rates rose during the reporting period.

»	An overweight to real duration (or sensitivity to changes in real interest rates) in the U.S. detracted from performance as the breakeven inflation rate fell during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Global Bond Portfolio (Unhedged)

Selected Per Share Data for the Year Ended:	12/31/2013	12/31/2012	12/31/2011	12/31/2010	12/31/2009

Advisor Class
Net asset value beginning of year	$13.72	$13.83	$13.49	$12.72	$12.25
Net investment income (a)	0.33	0.41	0.47	0.44	0.46
Net realized/unrealized gain (loss)	(1.50)	0.53	0.53	1.01	1.59
Total income (loss) from investment operations	(1.17)	0.94	1.00	1.45	2.05
Dividends from net investment income	(0.12)	(0.22)	(0.35)	(0.35)	(0.39)
Distributions from net realized capital gains	(0.09)	(0.83)	(0.31)	(0.33)	(1.19)
Total distributions	(0.21)	(1.05)	(0.66)	(0.68)	(1.58)
Net asset value end of year	$12.34	$13.72	$13.83	$13.49	$12.72
Total return	(8.57)%	6.85%	7.45%	11.53%	16.72%
Net assets end of year (000s)	$36,679	$39,269	$41,899	$34,823	$15,149
Ratio of expenses to average net assets	1.03%	1.01%	1.00%	1.01%	1.00%
Ratio of expenses to average net assets excluding interest expense	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	2.55%	2.91%	3.38%	3.33%	3.55%
Portfolio turnover rate	335%*	362%*	506%*	849%*	624%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	7

Statement of Assets and Liabilities PIMCO Global Bond Portfolio (Unhedged)

(Amounts in thousands, except per share amounts)	December 31, 2013

Assets:
Investments, at value
Investments in securities*	$377,512
Financial Derivative Instruments
Exchange-traded or centrally cleared	379
Over the counter	2,643
Cash	2
Deposits with counterparty	3,788
Foreign currency, at value	1,321
Receivable for investments sold	90,289
Receivable for Portfolio shares sold	1,497
Interest and dividends receivable	1,950
Other assets	1
479,382

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$11,633
Payable for short sales	41,804
Financial Derivative Instruments
Exchange-traded or centrally cleared	264
Over the counter	6,345
Payable for investments purchased	90,821
Deposits from counterparty	4,250
Payable for Portfolio shares redeemed	291
Accrued investment advisory fees	69
Accrued supervisory and administrative fees	138
Accrued distribution fees	8
Accrued servicing fees	36
Reimbursement to PIMCO	5
155,664

Net Assets	$323,718

Net Assets Consist of:
Paid in capital	$318,511
(Overdistributed) net investment income	(973)
Accumulated undistributed net realized gain	8,275
Net unrealized (depreciation)	(2,095)
$323,718

Net Assets:
Institutional Class	$6,037
Administrative Class	281,002
Advisor Class	36,679

Shares Issued and Outstanding:
Institutional Class	489
Administrative Class	22,767
Advisor Class	2,972

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$12.34
Administrative Class	12.34
Advisor Class	12.34

Cost of Investments in Securities	$373,273
Cost of Foreign Currency Held	$1,323
Proceeds Received on Short Sales	$41,682
Cost or Premiums of Financial Derivative Instruments, net	$(1,590)

* Includes repurchase agreements of:	$49,995

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Global Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2013

Investment Income:
Interest	$15,894
Dividends	18
Total Income	15,912

Expenses:
Investment advisory fees	1,094
Supervisory and administrative fees	2,187
Servicing fees - Administrative Class	591
Distribution and/or servicing fees - Advisor Class	93
Trustees’ fees	7
Interest expense	120
Total Expenses	4,092

Net Investment Income	11,820

Net Realized Gain/(Loss):
Investments in securities	8,885
Exchange-traded or centrally cleared financial derivative instruments	(2,999)
Over the counter financial derivative instruments	(26,088)
Foreign currency	2,026
Net Realized (Loss)	(18,176)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(27,311)
Exchange-traded or centrally cleared financial derivative instruments	(5,300)
Over the counter financial derivative instruments	212
Foreign currency assets and liabilities	(411)
Net Change in Unrealized (Depreciation)	(32,810)
Net (Loss)	(50,986)

Net (Decrease) in Net Assets Resulting from Operations	$(39,166)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	9

Statements of Changes in Net Assets PIMCO Global Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2013	Year Ended December 31, 2012

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$11,820	$14,975
Net realized (loss)	(18,176)	(5,945)
Net change in unrealized appreciation (depreciation)	(32,810)	24,793
Net increase (decrease) resulting from operations	(39,166)	33,823

Distributions to Shareholders:
From net investment income
Institutional Class	(76)	(117)
Administrative Class	(4,338)	(7,399)
Advisor Class	(352)	(633)
From net realized capital gains
Institutional Class	(42)	(377)
Administrative Class	(1,983)	(25,931)
Advisor Class	(257)	(2,268)

Total Distributions	(7,048)	(36,725)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(132,815)	20,738

Net increase (decrease) in capital	(179,029)	17,836

Net Assets:
Beginning of year	502,747	484,911
End of year*	$323,718	$502,747

* Including undistributed (overdistributed) net investment income of:	$(973)	$152

**	See note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged)

December 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 116.6%

AUSTRALIA 0.3%

MORTGAGE-BACKED SECURITIES 0.3%
Puma Finance Ltd.
0.379% due 02/21/2038		$140	$139
3.015% due 08/22/2037	AUD	191	170
Swan Trust
0.298% due 05/12/2037		$177	177
2.870% due 05/12/2037	AUD	243	217
Torrens Trust
3.035% due 10/19/2038		227	199

Total Australia (Cost $937)			902

BRAZIL 3.3%

CORPORATE BONDS & NOTES 2.2%
Banco Santander Brasil S.A.
2.343% due 03/18/2014		$700	700
4.250% due 01/14/2016		200	207
4.500% due 04/06/2015		1,100	1,136
Banco Votorantim Ltd.
3.247% due 03/28/2014		1,800	1,800
Banco Votorantim S.A.
5.250% due 02/11/2016		100	104
BM&FBovespa S.A.
5.500% due 07/16/2020		300	317
BRF S.A.
5.875% due 06/06/2022		2,700	2,701
CSN Islands Corp.
6.875% due 09/21/2019		200	209

			7,174

SOVEREIGN ISSUES 1.1%
Brazil Government International Bond
8.250% due 01/20/2034		2,800	3,591

Total Brazil (Cost $11,041)			10,765

CAYMAN ISLANDS 0.1%

ASSET-BACKED SECURITIES 0.1%
Black Diamond CLO Delaware Corp.
0.495% due 06/20/2017		$10	10
BlueMountain CLO Ltd.
0.478% due 11/15/2017		131	131
Kingsland Ltd.
0.494% due 06/13/2019		253	254

Total Cayman Islands (Cost $391)			395

GERMANY 5.1%

CORPORATE BONDS & NOTES 1.1%
KFW
4.250% due 07/04/2014	EUR	1,600	2,245
6.250% due 05/19/2021	AUD	1,400	1,367

			3,612

SOVEREIGN ISSUES 4.0%
Free State of Bavaria
3.500% due 01/27/2016	EUR	749	1,098
Republic of Germany
1.500% due 02/15/2023		8,800	11,747

			12,845

Total Germany (Cost $16,380)			16,457

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GUERNSEY, CHANNEL ISLANDS 0.1%

CORPORATE BONDS & NOTES 0.1%
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		$375	$381

Total Guernsey, Channel Islands (Cost $375)			381

ITALY 0.9%

ASSET-BACKED SECURITIES 0.0%
Locat Securitisation Vehicle SRL
0.420% due 12/12/2028	EUR	72	99

SOVEREIGN ISSUES 0.9%
Italy Buoni Poliennali Del Tesoro
2.100% due 09/15/2021 (b)		2,053	2,760

Total Italy (Cost $2,974)			2,859

JERSEY, CHANNEL ISLANDS 0.6%

CORPORATE BONDS & NOTES 0.6%
WPP PLC
6.000% due 04/04/2017	GBP	1,000	1,841

Total Jersey, Channel Islands (Cost $1,300)			1,841

LUXEMBOURG 0.1%

CORPORATE BONDS & NOTES 0.1%
Gazprom OAO Via Gaz Capital S.A.
8.146% due 04/11/2018		$300	355

Total Luxembourg (Cost $300)			355

MEXICO 2.4%

CORPORATE BONDS & NOTES 0.7%
America Movil S.A.B. de C.V.
3.625% due 03/30/2015		$1,500	1,556
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		800	840

			2,396

SOVEREIGN ISSUES 1.7%
Mexico Government International Bond
10.000% due 12/05/2024	MXN	54,400	5,331

Total Mexico (Cost $8,022)			7,727

NETHERLANDS 2.7%

CORPORATE BONDS & NOTES 2.7%
Fortis Bank Nederland NV
3.375% due 05/19/2014	EUR	5,700	7,932
Gazprom OAO Via White Nights Finance BV
10.500% due 03/25/2014		$500	512
Waha Aerospace BV
3.925% due 07/28/2020		350	369

Total Netherlands (Cost $8,599)			8,813

NORWAY 1.1%

CORPORATE BONDS & NOTES 1.1%
DNB Bank ASA
3.200% due 04/03/2017		$1,000	1,046
Eksportfinans ASA
1.600% due 03/20/2014	JPY	1,000	9
2.000% due 09/15/2015		$800	790

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.375% due 05/25/2016		$200	$197
3.000% due 11/17/2014		200	201
5.500% due 05/25/2016		500	529
5.500% due 06/26/2017		600	635

Total Norway (Cost $3,268)			3,407

QATAR 1.3%

CORPORATE BONDS & NOTES 0.5%
Qatari Diar Finance Co.
3.500% due 07/21/2015		$1,600	1,666

SOVEREIGN ISSUES 0.8%
Qatar Government International Bond
4.000% due 01/20/2015		2,400	2,487

Total Qatar (Cost $4,046)			4,153

SLOVENIA 0.8%

SOVEREIGN ISSUES 0.8%
Slovenia Government International Bond
4.700% due 11/01/2016	EUR	1,900	2,713

Total Slovenia (Cost $2,553)			2,713

SOUTH KOREA 1.2%

CORPORATE BONDS & NOTES 0.8%
Export-Import Bank of Korea
4.125% due 09/09/2015		$500	528
5.875% due 01/14/2015		1,900	1,999

			2,527

SOVEREIGN ISSUES 0.4%
Republic of Korea
4.875% due 09/22/2014		200	206
5.750% due 04/16/2014		200	203
7.125% due 04/16/2019		700	855

			1,264

Total South Korea (Cost $3,650)			3,791

UNITED ARAB EMIRATES 0.5%

SOVEREIGN ISSUES 0.5%
Emirate of Abu Dhabi Government International Bond
6.750% due 04/08/2019		$1,400	1,704

Total United Arab Emirates (Cost $1,498)			1,704

UNITED KINGDOM 9.1%

CORPORATE BONDS & NOTES 0.6%
Bradford & Bingley PLC
4.250% due 05/04/2016	EUR	1,400	2,083

SOVEREIGN ISSUES 8.5%
United Kingdom Gilt
1.750% due 09/07/2022 (e)	GBP	7,800	11,825
4.000% due 03/07/2022		8,600	15,581

			27,406

Total United Kingdom (Cost $29,999)			29,489

UNITED STATES 47.1%

ASSET-BACKED SECURITIES 2.6%
Amortizing Residential Collateral Trust
0.745% due 07/25/2032		$1	1

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	11

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.865% due 10/25/2031		$2	$1
Carrington Mortgage Loan Trust
0.215% due 12/25/2036		53	52
Conseco Finance Securitizations Corp.
7.490% due 07/01/2031		1,774	1,898
Countrywide Asset-Backed Certificates
0.565% due 08/25/2034		156	149
0.615% due 04/25/2036		1,000	787
Credit Suisse First Boston Mortgage Securities Corp.
0.785% due 01/25/2032		1	1
Credit-Based Asset Servicing and Securitization LLC
0.225% due 11/25/2036		26	14
Denver Arena Trust
6.940% due 11/15/2019		21	22
EMC Mortgage Loan Trust
0.615% due 05/25/2043		469	434
Home Equity Mortgage Trust
6.000% due 01/25/2037 ^		181	35
JPMorgan Mortgage Acquisition Trust
0.445% due 03/25/2047		1,632	913
Morgan Stanley ABS Capital, Inc. Trust
0.275% due 03/25/2037		1,390	717
0.415% due 08/25/2036		3,250	1,739
0.965% due 07/25/2037		1,521	1,418
SACO, Inc.
0.565% due 04/25/2035		9	8
Securitized Asset-Backed Receivables LLC Trust
0.215% due 12/25/2036		10	5
SLC Student Loan Trust
0.693% due 06/15/2017		135	135
SLM Student Loan Trust
0.443% due 12/17/2018		35	35
Structured Asset Securities Corp.
1.669% due 04/25/2035		22	21
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
0.565% due 05/25/2034		2	2
Washington Mutual Asset-Backed Certificates Trust
0.225% due 10/25/2036		52	21

			8,408

BANK LOAN OBLIGATIONS 0.8%
H.J. Heinz Co.
3.500% due 06/05/2020		1,791	1,807
HCA, Inc.
2.669% due 05/02/2016		863	863

			2,670

CORPORATE BONDS & NOTES 9.3%
Ally Financial, Inc.
3.645% due 06/20/2014		800	814
6.750% due 12/01/2014		800	839
American International Group, Inc.
6.765% due 11/15/2017	GBP	488	935
8.175% due 05/15/2068		$200	243
Bank of America Corp.
7.625% due 06/01/2019		1,400	1,738
Bear Stearns Cos. LLC
7.250% due 02/01/2018		1,000	1,198
Boston Scientific Corp.
6.400% due 06/15/2016		200	223
CIT Group, Inc.
5.250% due 04/01/2014		400	405
Citigroup, Inc.
1.500% due 11/30/2017	EUR	200	271
Cleveland Electric Illuminating Co.
5.700% due 04/01/2017		$520	564

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Continental Airlines Pass-Through Trust
9.000% due 01/08/2018		$803	$915
D.R. Horton, Inc.
6.500% due 04/15/2016		4,500	4,939
Denali Borrower LLC
5.625% due 10/15/2020		700	696
El Paso Pipeline Partners Operating Co. LLC
6.500% due 04/01/2020		100	115
Ford Motor Credit Co. LLC
8.000% due 06/01/2014		1,300	1,340
8.700% due 10/01/2014		200	212
Goldman Sachs Group, Inc.
0.641% due 07/22/2015		500	499
0.744% due 01/12/2015		700	700
0.847% due 09/29/2014		800	802
6.250% due 09/01/2017		500	573
International Lease Finance Corp.
7.125% due 09/01/2018		400	465
JPMorgan Chase & Co.
5.058% due 02/22/2021	CAD	200	196
JPMorgan Chase Bank N.A.
0.994% due 05/31/2017	EUR	400	545
Kraft Foods Group, Inc.
6.125% due 08/23/2018		$500	583
Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 ^		800	175
Mohawk Industries, Inc.
6.125% due 01/15/2016		1,000	1,099
Morgan Stanley
0.627% due 04/13/2016	EUR	700	955
0.724% due 10/15/2015		$1,000	998
Penske Truck Leasing Co. LP
3.125% due 05/11/2015		800	823
3.750% due 05/11/2017		1,300	1,368
Puget Energy, Inc.
6.500% due 12/15/2020		900	1,024
Southwestern Energy Co.
4.100% due 03/15/2022		300	297
7.500% due 02/01/2018		100	119
UAL Pass-Through Trust
10.400% due 05/01/2018		648	735
UST LLC
5.750% due 03/01/2018		1,000	1,132
Verizon Communications, Inc.
1.773% due 09/15/2016		400	412
1.993% due 09/14/2018		100	105
2.500% due 09/15/2016		300	310
3.650% due 09/14/2018		400	424
4.500% due 09/15/2020		400	428

			30,214

MORTGAGE-BACKED SECURITIES 8.7%
Adjustable Rate Mortgage Trust
2.801% due 09/25/2035		30	27
American Home Mortgage Assets Trust
0.355% due 05/25/2046		411	304
0.375% due 10/25/2046		533	348
Banc of America Funding Corp.
2.631% due 02/20/2036		508	503
2.722% due 10/20/2046 ^		171	137
5.500% due 01/25/2036		626	637
BCAP LLC Trust
0.335% due 01/25/2037 ^		381	278
5.250% due 04/26/2037		2,191	2,078
Bear Stearns Adjustable Rate Mortgage Trust
2.210% due 08/25/2035		134	134
2.523% due 10/25/2033		19	18
2.548% due 08/25/2033		20	20

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.730% due 05/25/2034	$18	$17
2.793% due 03/25/2035	46	46
2.817% due 05/25/2034	56	54
2.861% due 05/25/2047 ^	519	436
3.082% due 11/25/2034	14	14
Bear Stearns Alt-A Trust
2.550% due 11/25/2035 ^	224	174
2.708% due 09/25/2035	187	165
2.801% due 08/25/2036 ^	281	199
Bear Stearns Structured Products, Inc.
2.591% due 12/26/2046	152	92
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.345% due 07/25/2036	119	104
Citigroup Commercial Mortgage Trust
5.705% due 12/10/2049	400	412
Citigroup Mortgage Loan Trust, Inc.
2.290% due 09/25/2035	72	71
2.550% due 10/25/2035	1,702	1,652
Countrywide Alternative Loan Trust
0.335% due 01/25/2037 ^	758	614
0.347% due 02/20/2047	332	220
0.362% due 12/20/2046	661	473
0.377% due 03/20/2046	196	142
0.377% due 07/20/2046 ^	424	255
0.445% due 02/25/2037	252	191
0.515% due 05/25/2037 ^	109	72
1.485% due 11/25/2035	51	38
2.025% due 11/25/2035	51	40
5.250% due 06/25/2035 ^	38	33
5.350% due 11/25/2035 ^	434	332
6.000% due 04/25/2037 ^	94	68
6.000% due 02/25/2047	911	714
6.250% due 08/25/2037 ^	50	40
6.500% due 06/25/2036 ^	246	183
Countrywide Home Loan Mortgage Pass-Through Trust
0.395% due 05/25/2035	112	98
0.455% due 04/25/2035	33	27
0.465% due 03/25/2035	735	663
0.485% due 03/25/2035	142	108
0.495% due 02/25/2035	12	11
0.925% due 09/25/2034	13	13
2.376% due 02/20/2036	592	458
2.504% due 11/25/2034	32	30
2.650% due 05/25/2047	167	111
2.675% due 11/19/2033	27	26
2.826% due 08/25/2034	10	9
5.500% due 10/25/2035	197	188
Credit Suisse First Boston Mortgage Securities Corp.
2.438% due 08/25/2033	34	33
6.500% due 04/25/2033	2	2
Credit Suisse Mortgage Capital Certificates
6.500% due 07/26/2036	162	86
Deutsche ALT-B Securities, Inc.
5.886% due 10/25/2036 ^	496	369
First Horizon Mortgage Pass-Through Trust
6.250% due 08/25/2017	6	6
Greenpoint Mortgage Funding Trust
0.435% due 11/25/2045	13	10
GSR Mortgage Loan Trust
1.860% due 03/25/2033	15	14
2.457% due 06/25/2034	9	9
2.648% due 09/25/2035	410	409
HarborView Mortgage Loan Trust
0.906% due 02/19/2034	2	2
0.993% due 12/19/2036 ^	204	162
2.530% due 05/19/2033	36	36
IndyMac Mortgage Loan Trust
4.644% due 09/25/2035	383	339

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Mortgage Trust
1.990% due 11/25/2033	$16	$16
2.530% due 01/25/2037	447	397
2.753% due 07/25/2035	199	203
2.813% due 07/25/2035	229	231
3.554% due 02/25/2035	15	15
Luminent Mortgage Trust
0.405% due 04/25/2036	711	485
MASTR Adjustable Rate Mortgages Trust
2.401% due 05/25/2034	947	932
MASTR Alternative Loan Trust
0.565% due 03/25/2036	60	14
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.607% due 12/15/2030	12	12
Merrill Lynch Floating Trust
0.706% due 07/09/2021	500	499
Merrill Lynch Mortgage Investors Trust
0.375% due 02/25/2036	171	157
0.415% due 08/25/2036	28	27
2.229% due 02/25/2033	20	19
2.480% due 02/25/2036	114	107
Merrill Lynch Mortgage-Backed Securities Trust
4.627% due 04/25/2037 ^	16	13
Nomura Asset Acceptance Corp.
2.507% due 10/25/2035	29	26
Residential Accredit Loans, Inc. Trust
0.315% due 02/25/2047	202	115
0.345% due 06/25/2046	529	248
0.375% due 04/25/2046	226	113
6.000% due 12/25/2036 ^	781	604
Residential Funding Mortgage Securities, Inc. Trust
5.500% due 11/25/2035 ^	259	240
RiverView HECM Trust
0.225% due 07/25/2047	1,746	1,606
Structured Adjustable Rate Mortgage Loan Trust
2.495% due 04/25/2034	59	59
2.576% due 09/25/2034	57	57
2.906% due 02/25/2034	23	23
Structured Asset Mortgage Investments Trust
0.355% due 07/25/2046	613	508
0.375% due 05/25/2046	138	109
0.385% due 05/25/2036	614	452
0.385% due 09/25/2047	600	456
0.416% due 07/19/2035	465	448
0.445% due 02/25/2036	716	556
0.746% due 07/19/2034	6	6
0.866% due 03/19/2034	11	11
Suntrust Alternative Loan Trust
0.815% due 12/25/2035 ^	1,643	1,275
WaMu Mortgage Pass-Through Certificates
0.435% due 12/25/2045	76	70
0.475% due 01/25/2045	12	11
0.485% due 01/25/2045	12	12
0.839% due 02/25/2047	573	456
1.543% due 08/25/2042	8	7
2.016% due 01/25/2037 ^	45	37
2.086% due 12/25/2036 ^	9	8
2.374% due 12/25/2036 ^	69	61
2.454% due 06/25/2033	17	17
2.463% due 07/25/2046	265	250
2.487% due 02/25/2033	161	159
2.530% due 03/25/2034	52	52
4.402% due 06/25/2037	118	102
Washington Mutual MSC Mortgage Pass-Through Certificates
1.079% due 07/25/2046 ^	86	49
6.000% due 06/25/2037 ^	1,753	1,454

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037	$740	$666
Wells Fargo Mortgage-Backed Securities Trust
2.633% due 04/25/2036	32	32

		28,036

MUNICIPAL BONDS & NOTES 3.4%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	400	297
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	1,000	1,114
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.300% due 06/01/2037	600	433
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
5.600% due 06/01/2034	1,000	827
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.814% due 11/15/2040	1,900	2,257
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	1,600	2,039
New York City, New York Water & Sewer System Revenue Bonds, Series 2011
5.375% due 06/15/2043	2,000	2,111
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	2,245	1,746

		10,824

	SHARES
PREFERRED SECURITIES 0.2%
DG Funding Trust
0.554% due 01/30/2014 (c)	58	410
SLM Corp. CPI Linked Security
3.185% due 03/15/2017	500	12
3.235% due 01/16/2018	3,100	73

		495

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 17.0%
Fannie Mae
0.285% due 03/25/2034	$13	13
0.315% due 08/25/2034	8	8
1.921% due 10/01/2034	4	4
2.006% due 12/01/2034	9	10
2.485% due 11/01/2034	74	79
3.000% due 08/01/2042 - 11/01/2043	11,959	11,387
3.500% due 02/01/2044	5,000	4,954
4.000% due 02/01/2044	25,000	25,664
4.500% due 02/01/2044	10,000	10,566
5.000% due 02/01/2044	1,000	1,083
5.500% due 05/01/2047	27	29
6.000% due 07/25/2044	36	40
Freddie Mac
0.445% due 09/25/2031	32	30
1.344% due 10/25/2044	66	67
2.345% due 02/01/2029	8	8
2.640% due 04/01/2037	78	84
6.000% due 04/15/2036	852	932
Ginnie Mae
1.625% due 11/20/2024	3	3

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 09/20/2038		$57	$60

			55,021

U.S. TREASURY OBLIGATIONS 5.1%
U.S. Treasury Inflation Protected Securities (b)
0.625% due 02/15/2043		3,423	2,632
1.750% due 01/15/2028		2,564	2,744
2.000% due 01/15/2026		1,424	1,577
2.375% due 01/15/2025		496	570
2.375% due 01/15/2027		1,506	1,734
2.500% due 01/15/2029		1,621	1,903
3.875% due 04/15/2029		369	506
U.S. Treasury Notes
1.500% due 08/31/2018 (i)		4,900	4,873

			16,539

Total United States (Cost $148,508)			152,207

VIRGIN ISLANDS (BRITISH) 0.0%

CORPORATE BONDS & NOTES 0.0%
GTL Trade Finance, Inc.
7.250% due 10/20/2017		$100	113

Total Virgin Islands (British) (Cost $106)			113

SHORT-TERM INSTRUMENTS 39.9%

CERTIFICATES OF DEPOSIT 1.2%
Banco do Brasil S.A.
0.000% due 03/27/2014		$2,000	1,997
2.265% due 02/14/2014		2,000	2,000

			3,997

REPURCHASE AGREEMENTS (d) 15.4%
			49,995

SHORT-TERM NOTES 2.6%
Federal Home Loan Bank
0.068% due 01/17/2014		8,400	8,400

CANADA TREASURY BILLS 16.8%
0.918% due 03/13/2014	CAD	58,000	54,508

MEXICO TREASURY BILLS 0.8%
3.456% due 01/16/2014 - 06/26/2014 (a)	MXN	34,300	2,598

U.S. TREASURY BILLS 3.1%
0.053% due 01/02/2014 - 11/13/2014 (a)(e)(g)(i)		$9,945	9,942

Total Short-Term Instruments (Cost $129,326)			129,440

Total Investments in Securities (Cost $373,273)			377,512

Total Investments 116.6% (Cost $373,273)			$377,512

Financial Derivative Instruments (f)(h) (1.1%)
(Cost or Premiums, net $(1,590))			(3,587)

Other Assets and Liabilities, net (15.5%)			(50,207)

Net Assets 100.0%			$323,718

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	13

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity, date shown represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.010%	12/31/2013	01/02/2014	$6,000	U.S. Treasury Notes 2.375% due 12/31/2020	$(6,121)	$6,000	$6,000
FOB	0.010%	12/31/2013	01/02/2014	28,800	U.S. Treasury Notes 1.000% due 08/31/2016	(29,432)	28,800	28,800
JPS	0.050%	12/31/2013	01/02/2014	2,000	Freddie Mac 2.255% due 12/05/2022	(2,055)	2,000	2,000
	0.030%	12/31/2013	01/02/2014	5,400	U.S. Treasury Notes 2.500% due 03/31/2015	(5,513)	5,400	5,400
MSC	0.020%	12/31/2013	01/02/2014	7,500	U.S. Treasury Notes 2.125% due 08/31/2020	(7,648)	7,500	7,500
SSB	0.000%	12/31/2013	01/02/2014	295	Freddie Mac 2.080% due 10/17/2022	(303)	295	295

Total Repurchase Agreements						$(51,072)	$49,995	$49,995

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
ULW	0.549%	11/14/2013	02/20/2014	GBP (7,002)	$(11,633)

Total Sale-Buyback Transactions					$(11,633)

(2)

As of December 31, 2013, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended December 31, 2013 was $33,772 at a weighted average interest rate of 0.252%.

(3)	Payable for sale-buyback transactions includes $21 of deferred price drop on sale-buyback transactions.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	5.500%	01/01/2044	$38,000	$(41,682)	$(41,804)

Total Short Sales				$(41,682)	$(41,804)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2013:

(e)	Securities with an aggregate market value of $11,381 have been pledged as collateral under the terms of the following master agreements as of December 31, 2013.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BCY	$6,000	$0	$0	$0	$6,000	$(6,121)	$(121)
FOB	28,800	0	0	0	28,800	(29,432)	(632)
JPS	7,400	0	0	0	7,400	(7,568)	(168)
MSC	7,500	0	0	0	7,500	(7,648)	(148)
SSB	295	0	0	0	295	(303)	(8)

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Master Securities Forward Transaction Agreement
FOB	$0	$0	$0	$(30,803)	$(30,803)	$0	$(30,803)
GSC	0	0	0	0	0	11	11
MSC	0	0	0	0	0	(100)	(100)
SAL	0	0	0	0	0	(56)	(56)
ULW	0	0	(11,633)	0	(11,633)	11,370	(263)
WFS	0	0	0	(11,001)	(11,001)	0	(11,001)

Total Borrowings and Other Financing Transactions	$49,995	$0	$(11,633)	$(41,804)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - CME 90-Day Eurodollar December Futures	$99.750	12/15/2014	179	$16	$9

Total Purchased Options				$16	$9

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CME 90-Day Eurodollar December Futures	$99.000	12/15/2014	179	$(19)	$(18)

Total Written Options				$(19)	$(18)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)	Variation Margin
					Asset	Liability
90- Day Eurodollar June Futures	Long	06/2016	259	$(131)	$0	$(13)
90- Day Eurodollar September Futures	Long	09/2016	131	(150)	0	(8)
Japan Government 10-Year Bond March Futures	Long	03/2014	13	(108)	0	(42)

Total Futures Contracts				$(389)	$0	$(63)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (3)		Market Value (4)	Unrealized (Depreciation)	Variation Margin
								Asset	Liability
iTraxx Europe Crossover 17 Index	(5.000%	)	06/20/2017	EUR	11,074	$(1,707)	$(836)	$14	$0
iTraxx Europe Crossover 18 Index	(5.000%	)	12/20/2017		40,719	(6,347)	(4,483)	58	0

						$(8,054)	$(5,319)	$72	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.IG-21 5-Year Index	1.000%	12/20/2018	$5,000	$91	$16	$3	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	15

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	2.750%	06/19/2033	$	700	$105	$99	$7	$0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043		12,200	2,655	1,924	140	0
Receive	3-Month USD-LIBOR	3.250%	12/18/2043		1,100	139	83	13	0
Pay	6-Month AUD-BBR-BBSW	4.000%	06/18/2019	AUD	21,000	(13)	13	52	0
Pay	6-Month AUD-BBR-BBSW	4.500%	06/15/2022		12,900	83	(3)	35	0
Pay	6-Month EUR-EURIBOR	1.500%	03/19/2019	EUR	12,000	123	193	14	0
Pay	6-Month EUR-EURIBOR	3.250%	09/21/2021		3,800	193	137	7	0
Pay	6-Month EUR-EURIBOR	2.500%	03/21/2023		16,100	(459)	(339)	27	0
Pay	6-Month JPY-LIBOR	1.500%	12/20/2022	JPY	7,030,000	794	(145)	0	(179)
Pay	6-Month JPY-LIBOR	1.000%	09/18/2023		120,000	13	(1)	0	(4)

						$3,633	$1,961	$295	$(183)

Total Swap Agreements						$(4,330)	$(3,342)	$370	$(183)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2013:

(g)	Securities with an aggregate market value of $325 and cash of $3,788 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2013. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$9	$0	$370	$379	$(18)	$(63)	$(183)	$(264)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2014		AUD	1,060	$		939	$0	$(7)
	01/2014		EUR	675			929	0	0
	01/2014	$		16,636		EUR	12,291	273	0
	01/2014			19,676		JPY	2,023,045	0	(464)
	02/2014			938		AUD	1,060	7	0

BPS	01/2014		JPY	52,700	$		512	11	0
	01/2014		MXN	712			55	0	0
	01/2014	$		19,661		JPY	2,023,045	0	(449)
	03/2014		MXN	23,728	$		1,812	4	0
	03/2014	$		246		MXN	3,215	0	(1)

BRC	01/2014		EUR	309	$		420	0	(5)
	03/2014	$		5,013		GBP	3,064	58	0

CBK	01/2014		EUR	43,713	$		60,179	44	0
	01/2014		JPY	637,900			6,194	136	0
	01/2014	$		967		AUD	1,060	0	(21)
	02/2014			60,178		EUR	43,713	0	(43)
	03/2014		CAD	54,825	$		51,658	143	0
	03/2014		MXN	12,014			920	6	0

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
DUB	01/2014		BRL	2,152	$		917	$5	$0
	01/2014	$		919		BRL	2,152	0	(6)
	01/2014			379		JPY	39,000	0	(8)
	02/2014		EUR	834	$		1,141	0	(6)
	03/2014		MXN	1,898			146	2	0
	05/2014			1,663			127	1	0
	01/2015	$		1,600		CNY	9,648	0	(25)
	04/2016			500			2,965	0	(19)

FBF	09/2015		CNY	27,062	$		4,228	0	(174)

GLM	06/2014		MXN	14,643			1,116	9	0
	01/2015		CNY	9,648			1,515	0	(60)

HUS	02/2014	$		30,461		JPY	3,024,805	0	(1,732)

JPM	01/2014			46,263		EUR	34,380	1,034	0
	09/2015		CNY	2,378	$		400	13	0
	04/2016			13,826			2,150	0	(91)
	04/2016	$		1,830		CNY	10,861	0	(69)

MSC	01/2014		BRL	5,802	$		2,481	22	0
	01/2014	$		2,460		BRL	5,802	0	(1)
	02/2014			1,551			3,651	0	(16)
	03/2014		MXN	65,320	$		4,945	0	(33)

RYL	09/2015	$		4,600		CNY	29,440	188	0

UAG	01/2014			2,191		DKK	12,238	65	0
	02/2014			1,367		SEK	9,047	38	0

WST	01/2014		EUR	1,975	$		2,657	0	(60)
	01/2014	$		19,720		JPY	2,023,046	0	(509)

Total Forward Foreign Currency Contracts								$2,059	$(3,799)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BRC	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	10.000%	07/01/2014	EUR	17,100	$(131)	$0

CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.650%	03/03/2014	$	2,600	(11)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.100%	03/03/2014		2,600	(29)	(38)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.300%	01/27/2014		7,100	(8)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800%	01/27/2014		7,100	(23)	(34)

								$(202)	$(73)

Total Written Options								$(202)	$(73)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2013:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premiums
Balance at 12/31/2012	0	$182,200	EUR	17,100	$(984)
Sales	247	170,662		0	(1,207)
Closing Buys	0	(36,850)		0	224
Expirations	(34)	(275,212)		0	1,648
Exercised	(34)	(21,400)		0	98

Balance at 12/31/2013	179	$19,400	EUR	17,100	$(221)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2013 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Lafarge S.A.	(1.690%	)	09/20/2016	0.868%	$	2,000	$0	$(46)	$0	$(46)
	Springleaf Finance Corp.	(1.370%	)	12/20/2017	2.474%		100	0	5	5	0
	UBS AG	(2.280%	)	06/20/2018	0.557%		1,300	0	(99)	0	(99)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	17

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2013 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	UBS AG	(2.250%	)	03/20/2014	0.063%	EUR	600	$0	$(5)	$0	$(5)
	WPP Ltd.	(3.750%	)	06/20/2017	0.356%	GBP	1,000	0	(194)	0	(194)

CBK	Credit Agricole S.A.	(1.000%	)	12/20/2016	0.521%	EUR	1,000	98	(118)	0	(20)

DUB	D.R. Horton, Inc.	(1.000%	)	06/20/2016	0.598%	$	4,500	472	(518)	0	(46)
	Marsh & McLennan Cos., Inc.	(0.670%	)	09/20/2014	0.042%		1,000	0	(5)	0	(5)
	Marsh & McLennan Cos., Inc.	(0.590%	)	09/20/2014	0.042%		1,000	0	(4)	0	(4)
	UBS AG	(1.000%	)	12/20/2017	0.487%		3,061	15	(78)	0	(63)

GST	Credit Agricole S.A.	(1.000%	)	12/20/2016	0.521%	EUR	600	61	(73)	0	(12)
	UST, Inc.	(0.720%	)	03/20/2018	0.133%	$	1,000	0	(25)	0	(25)

JPM	L Brands, Inc.	(2.850%	)	09/20/2017	0.934%		190	0	(14)	0	(14)

MYC	Boston Scientific Corp.	(1.000%	)	06/20/2014	0.065%		1,500	7	(14)	0	(7)

RYL	Cleveland Electric Illuminating Co.	(0.940%	)	06/20/2017	1.011%		1,000	0	2	2	0

UAG	Boston Scientific Corp.	(2.060%	)	06/20/2016	0.248%		200	0	(9)	0	(9)
	Mohawk Industries, Inc.	(1.550%	)	03/20/2016	0.217%		1,000	0	(30)	0	(30)

								$653	$(1,225)	$7	$(579)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2013 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Italy Government International Bond	1.000%	06/20/2017	1.084%	EUR	16,400	$(3,164)	$3,108	$0	$(56)

BRC	BP Capital Markets America, Inc.	1.000%	06/20/2015	0.066%		100	(15)	17	2	0
	Brazil Government International Bond	1.000%	03/20/2023	2.361%	$	800	(43)	(39)	0	(82)
	China Government International Bond	0.850%	12/20/2014	0.157%		1,200	0	9	9	0
	Citigroup, Inc.	1.000%	06/20/2018	0.603%		2,700	(4)	52	48	0
	Italy Government International Bond	1.000%	06/20/2017	1.084%	EUR	5,000	(950)	933	0	(17)

CBK	Brazil Government International Bond	1.000%	03/20/2016	1.051%	$	3,100	(30)	27	0	(3)

DUB	Lloyds Bank PLC	3.000%	09/20/2017	0.576%	EUR	600	6	68	74	0

FBF	BP Capital Markets America, Inc.	5.000%	06/20/2015	0.066%	$	500	8	30	38	0

GST	BP Capital Markets America, Inc.	5.000%	06/20/2015	0.066%		1,100	9	73	82	0
	BP Capital Markets America, Inc.	5.000%	09/20/2015	0.077%		200	3	14	17	0

JPM	BP Capital Markets America, Inc.	5.000%	06/20/2015	0.066%		300	2	21	23	0
	China Government International Bond	0.820%	12/20/2014	0.157%		200	0	1	1	0

MYC	Lloyds Bank PLC	3.000%	09/20/2017	0.576%	EUR	1,500	13	173	186	0

RYL	China Government International Bond	0.810%	12/20/2014	0.157%	$	1,800	0	12	12	0
	China Government International Bond	0.815%	12/20/2014	0.157%		700	0	5	5	0

							$(4,165)	$4,504	$497	$(158)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value (5)
								Asset	Liability
MYC	iTraxx Europe 15 5-Year Index 9-12%	(1.000%	)	06/20/2016	EUR 10,800	$ 2,108	$(2,329)	$0	$(221)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	8.600%	01/02/2017	BRL	25,000	$0	$(777)	$0	$(777)
BRC	Pay	1-Month GBP-United Kingdom RPI Index	3.275%	05/19/2016	GBP	3,800	0	80	80	0
HUS	Pay	1-Year BRL-CDI	8.645%	01/02/2017	BRL	24,200	19	(757)	0	(738)

							$19	$(1,454)	$80	$(1,515)

Total Swap Agreements							$(1,385)	$(504)	$584	$(2,473)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2013:

(i)	Securities with an aggregate market value of $4,638 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$280	$0	$5	$285	$(471)	$0	$(978)	$(1,449)	$(1,164)	$1,076	$(88)
BPS	15	0	0	15	(450)	0	0	(450)	(435)	261	(174)
BRC	58	0	139	197	(5)	0	(298)	(303)	(106)	347	241
CBK	329	0	0	329	(64)	(39)	(23)	(126)	203	(529)	(326)
DUB	8	0	74	82	(64)	0	(118)	(182)	(100)	0	(100)
FBF	0	0	38	38	(174)	0	0	(174)	(136)	285	149
GLM	9	0	0	9	(60)	0	0	(60)	(51)	271	220
GST	0	0	99	99	0	0	(37)	(37)	62	(130)	(68)
HUS	0	0	0	0	(1,732)	0	(738)	(2,470)	(2,470)	2,398	(72)
JPM	1,047	0	24	1,071	(160)	0	(14)	(174)	897	(1,060)	(163)
MSC	22	0	0	22	(50)	0	0	(50)	(28)	(3,140)	(3,168)
MYC	0	0	186	186	0	(34)	(228)	(262)	(76)	(55)	(131)
RYL	188	0	19	207	0	0	0	0	207	(270)	(63)
UAG	103	0	0	103	0	0	(39)	(39)	64	0	64
WST	0	0	0	0	(569)	0	0	(569)	(569)	0	(569)

Total Over the Counter	$2,059	$0	$584	$2,643	$(3,799)	$(73)	$(2,473)	$(6,345)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk(1) exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$9	$9
Swap Agreements	0	75	0	0	295	370

	$0	$75	$0	$0	$304	$379

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,059	$0	$2,059
Swap Agreements	0	504	0	0	80	584

	$0	$504	$0	$2,059	$80	$2,643

	$0	$579	$0	$2,059	$384	$3,022

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	19

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$18	$18
Futures	0	0	0	0	63	63
Swap Agreements	0	0	0	0	183	183

	$0	$0	$0	$0	$264	$264

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,799	$0	$3,799
Written Options	0	0	0	0	73	73
Swap Agreements	0	958	0	0	1,515	2,473

	$0	$958	$0	$3,799	$1,588	$6,345

	$0	$958	$0	$3,799	$1,852	$6,609

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$9	$9
Futures	0	0	0	0	1,731	1,731
Swap Agreements	0	(4,183)	0	0	(556)	(4,739)

	$0	$(4,183)	$0	$0	$1,184	$(2,999)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(22,969)	$0	$(22,969)
Purchased Options	0	0	0	0	(621)	(621)
Written Options	0	0	0	155	1,190	1,345
Swap Agreements	0	(9,353)	0	0	5,510	(3,843)

	$0	$(9,353)	$0	$(22,814)	$6,079	$(26,088)

	$0	$(13,536)	$0	$(22,814)	$7,263	$(29,087)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(7)	$(7)
Written Options	0	0	0	0	2	2
Futures	0	0	0	0	(387)	(387)
Swap Agreements	0	(5,070)	0	0	162	(4,908)

	$0	$(5,070)	$0	$0	$(230)	$(5,300)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,345	$0	$3,345
Purchased Options	0	0	0	0	568	568
Written Options	0	0	0	0	(695)	(695)
Swap Agreements	0	5,478	0	0	(8,484)	(3,006)

	$0	$5,478	$0	$3,345	$(8,611)	$212

	$0	$408	$0	$3,345	$(8,841)	$(5,088)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Australia
Mortgage-Backed Securities	$0	$902	$0	$902
Brazil
Corporate Bonds & Notes	0	7,174	0	7,174
Sovereign Issues	0	3,591	0	3,591
Cayman Islands
Asset-Backed Securities	0	395	0	395

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Germany
Corporate Bonds & Notes	$0	$3,612	$0	$3,612
Sovereign Issues	0	12,845	0	12,845
Guernsey, Channel Islands
Corporate Bonds & Notes	0	0	381	381
Italy
Asset-Backed Securities	0	99	0	99
Sovereign Issues	0	2,760	0	2,760

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Jersey, Channel Islands
Corporate Bonds & Notes	$0	$1,841	$0	$1,841
Luxembourg
Corporate Bonds & Notes	0	355	0	355
Mexico
Corporate Bonds & Notes	0	2,396	0	2,396
Sovereign Issues	0	5,331	0	5,331
Netherlands
Corporate Bonds & Notes	0	8,813	0	8,813
Norway
Corporate Bonds & Notes	0	3,407	0	3,407
Qatar
Corporate Bonds & Notes	0	1,666	0	1,666
Sovereign Issues	0	2,487	0	2,487
Slovenia
Sovereign Issues	0	2,713	0	2,713
South Korea
Corporate Bonds & Notes	0	2,527	0	2,527
Sovereign Issues	0	1,264	0	1,264
United Arab Emirates
Sovereign Issues	0	1,704	0	1,704
United Kingdom
Corporate Bonds & Notes	0	2,083	0	2,083
Sovereign Issues	0	27,406	0	27,406
United States
Asset-Backed Securities	0	8,408	0	8,408
Bank Loan Obligations	0	2,670	0	2,670
Corporate Bonds & Notes	0	28,564	1,650	30,214
Mortgage-Backed Securities	0	24,352	3,684	28,036
Municipal Bonds & Notes	0	10,824	0	10,824
Preferred Securities	12	73	410	495

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
U.S. Government Agencies	$0	$55,021	$0	$55,021
U.S. Treasury Obligations	0	16,539	0	16,539
Virgin Islands (British)
Corporate Bonds & Notes	0	113	0	113
Short-Term Instruments
Certificates of Deposit	0	3,997	0	3,997
Repurchase Agreements	0	49,995	0	49,995
Short-Term Notes	0	8,400	0	8,400
Canada Treasury Bills	0	54,508	0	54,508
Mexico Treasury Bills	0	2,598	0	2,598
U.S. Treasury Bills	0	9,942	0	9,942
Total Investments	$12	$371,375	$6,125	$377,512

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(41,804)	$0	$(41,804)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	9	370	0	379
Over the counter	0	2,643	0	2,643
	$9	$3,013	$0	$3,022

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(81)	(183)	0	(264)
Over the counter	0	(6,345)	0	(6,345)
	$(81)	$(6,528)	$0	$(6,609)

Totals	$(60)	$326,056	$6,125	$332,121

Assets and liabilities valued at $73 transferred from Level 1 to Level 2 during the period ended December 31, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2013:

Category and Subcategory	Beginning Balance at 12/31/2012	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2013 (1)
Investments in Securities, at Value
Guernsey, Channel Islands
Corporate Bonds & Notes	$418	$0	$(25)	$0	$0	$(12)	$0	$0	$381	$(11)
Jersey, Channel Islands
Asset-Backed Securities	537	0	(542)	0	(1)	6	0	0	0	0
Norway
Corporate Bonds & Notes	103	0	(103)	0	(1)	1	0	0	0	0
United States
Corporate Bonds & Notes	2,315	0	(589)	(9)	20	(87)	0	0	1,650	(16)
Mortgage-Backed Securities	4,300	0	(783)	4	46	117	0	0	3,684	98
Preferred Securities	426	0	0	0	0	(16)	0	0	410	(16)

Totals	$8,099	$0	$(2,042)	$(5)	$64	$9	$0	$0	$6,125	$55

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Guernsey, Channel Islands
Corporate Bonds & Notes	$381	Third Party Vendor	Broker Quote	101.50
United States
Corporate Bonds & Notes	1,650	Third Party Vendor	Broker Quote	113.50-114.00
Mortgage-Backed Securities	3,684	Third Party Vendor	Broker Quote	92.00-94.85
Preferred Securities	410	Benchmark Pricing	Base Price	$7,081.90

Total	$6,125

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	21

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Global Bond Portfolio (Unhedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid and are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period and are included in net change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New

York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if

ANNUAL REPORT	DECEMBER 31, 2013	23

Notes to Financial Statements (Cont.)

adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■	Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 1 or 2 as of period end have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are a result of a change, in the normal course of business, from the use of an exchange traded price or a trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of

ANNUAL REPORT	DECEMBER 31, 2013	25

Notes to Financial Statements (Cont.)

issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement.

When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding.

Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2013, the Portfolio had no unfunded loan commitments.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal

Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral,

ANNUAL REPORT	DECEMBER 31, 2013	27

Notes to Financial Statements (Cont.)

the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in

ANNUAL REPORT	DECEMBER 31, 2013	29

Notes to Financial Statements (Cont.)

unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the

Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2013 for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest

ANNUAL REPORT	DECEMBER 31, 2013	31

Notes to Financial Statements (Cont.)

rate (i.e. yield) movements. As mentioned earlier in this report, the U.S. is currently experiencing historically low interest rates. This combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, the fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair the performance of the Portfolio.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account.

Additionally, portability of exposure in the event of default further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class

ANNUAL REPORT	DECEMBER 31, 2013	33

Notes to Financial Statements (Cont.)

shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2013, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$1,438,574	$1,450,899	$106,250	$367,778

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2013		Year Ended 12/31/2012
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	116	$1,512	148	$2,084
Administrative Class	5,777	74,773	7,454	105,565
Advisor Class	553	7,097	690	9,885
Issued as reinvestment of distributions
Institutional Class	9	118	36	494
Administrative Class	492	6,320	2,400	33,330
Advisor Class	48	609	209	2,901
Cost of shares redeemed
Institutional Class	(121)	(1,562)	(260)	(3,636)
Administrative Class	(16,789)	(215,370)	(8,036)	(114,581)
Advisor Class	(490)	(6,312)	(1,067)	(15,304)
Net (decrease) resulting from Portfolio share transactions	(10,405)	$(132,815)	1,574	$20,738

As of December 31, 2013, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 76% of the Portfolio. One shareholder is a related party to the Portfolio and comprises 34% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2013, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2010-2012, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2013, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$—	$8,970	$(1,481)	$(2,282)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through December 31, 2013 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

ANNUAL REPORT	DECEMBER 31, 2013	35

Notes to Financial Statements (Cont.)

December 31, 2013

(5)	Specified losses realized during the period November 1, 2013 through December 31, 2013, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2013, the Portfolio had no accumulated capital losses.

As of December 31, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$374,528	$9,362	$(6,378)	$2,984

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2013 and December 31, 2012, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2013	$2,277	$4,771	$—
12/31/2012	$28,764	$7,961	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

36	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO Global Bond Portfolio (Unhedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO Global Bond Portfolio (Unhedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2014

ANNUAL REPORT	DECEMBER 31, 2013	37

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA	RYL	Royal Bank of Scotland Group PLC
BOA	Bank of America N.A.	GSC	Goldman Sachs & Co.	SAL	Citigroup Global Markets, Inc.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SSB	State Street Bank and Trust Co.
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	ULW	UBS Ltd.
DUB	Deutsche Bank AG	JPS	JPMorgan Securities, Inc.	WFS	Wells Fargo Securities, LLC
FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.	WST	Westpac Banking Corp.
FOB	Credit Suisse Securities (USA) LLC	MYC	Morgan Stanley Capital Services, Inc.

Currency Abbreviations:
AUD	Australian Dollar	DKK	Danish Krone	MXN	Mexican Peso
BRL	Brazilian Real	EUR	Euro	SEK	Swedish Krona
CAD	Canadian Dollar	GBP	British Pound	USD (or $)	United States Dollar
CNY	Chinese Renminbi	JPY	Japanese Yen

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Index Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade	RPI	Retail Price Index

Other Abbreviations:
ABS	Asset-Backed Security	BBR	Bank Bill Rate	CLO	Collateralized Loan Obligation
ALT	Alternate Loan Trust	BBSW	Bank Bill Swap Reference Rate	EURIBOR	Euro Interbank Offered Rate
BABs	Build America Bonds	CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate

38	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013:

0.30%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.30%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2013	39

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	172	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian* (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Vice President	11/2013 to Present Treasurer 08/1997 to 11/2013	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

* Effective February 3, 2014, Dr. El-Erian no longer serves as a Senior Vice President of the Trust.

ANNUAL REPORT	DECEMBER 31, 2013	41

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

42	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 12-13, 2013, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2014. The Board also considered and approved for an additional one-year term through August 31, 2014, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2014.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreement are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust and the independent Trustees.

The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 12-13, 2013 meeting. The independent Trustees also met with counsel to the Trust and the independent Trustees on August 2, 2013 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

ANNUAL REPORT	DECEMBER 31, 2013	43

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2012, including, but not limited to, undertaking significant technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2013. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2013 and other performance data, as available, for the periods ended June 30, 2013 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2013 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 12-13, 2013 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2013.

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Board noted that, for periods ending May 31, 2013, the Administrative Class of 71%, 92% and 100% of the Portfolios outperformed their Lipper category median in the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 86% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2013 (based on the performance of the Administrative Class). The Board also noted that ten of 13 Portfolios, representing 93% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2013, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $23 billion as of May 31, 2013.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expense ratios in their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the size of the assets under management with PIMCO, the manner in which similar portfolios may be managed, different requirements with

ANNUAL REPORT	DECEMBER 31, 2013	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively; had been reduced for some Portfolios over time; had been held steady for most Portfolios as assets grew, or declined in the case of some Portfolios; and continued to be competitive compared with peers. The Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. The Trustees noted that the benefits of the unified fee were apparent during the recent financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC supported the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and in return for the fees paid to RALLC by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2013	47

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT27AR_123113

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2013

PIMCO Global Diversified Allocation Portfolio

Share Class

■	Administrative

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2013. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

The past twelve months were marked by ongoing periods of heightened bond market volatility brought on by uncertainty around central bank monetary and fiscal policy, geopolitical concerns, and a slower than hoped for rebound in the global economy. Following a particularly bumpy third quarter, however, all financial markets completed the year along a relatively smoother path. Federal Reserve (“Fed”) Chairman Ben Bernanke laid the groundwork in September, when he clarified the Fed’s commitment to maintain its quantitative easing (“QE”) bond purchase program of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero-bound range. The nomination of Janet Yellen to the Chairmanship further helped to reassure investors that the Fed would be committed to the continuation of their accommodative policies.

As investors were made particularly aware, beginning in mid-May conditions in financial markets deteriorated rapidly as markets reacted to signals by the Fed that it might begin to slow the pace of its asset purchases. This shift in tone fueled a broad-based sell-off within fixed income assets throughout the summer, undermining market liquidity and sending yields higher across the risk spectrum.

By mid-September, however, the Fed announced its intent to delay any tapering until more convincing indicators of economic growth become apparent and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore higher) and a rally across most equity markets. The Fed also maintained the Federal Funds Rate within a narrow range of zero to 25 basis points. Into October, investors were once again kept on edge by the uncertain fiscal policy and political landscape—namely the partial shutdown of the U.S. government that began during the first week of October, the ongoing debt ceiling negotiations between the White House and Congress, and confirmation proceedings for the next Fed Chairman. Investors were relieved by the last-minute deal announced on October 17 that reached an agreement to reopen the U.S. government and raise the debt ceiling.

In November, relative calm prevailed across most fixed income markets, and equity markets continued to rally. The European Central Bank (“ECB”) reduced their main policy rate (or the interest rate at which it lends money to banks) by 25 basis points to 0.25%, likely due to their concern over lower than expected inflation and a weak global growth outlook. The Bank of England (“BOE”) unanimously voted to leave its main policy rate unchanged amid a pickup in economic growth and expectations that this would lead to an eventual decline in the U.K. unemployment rate.

Towards the latter part of December, the Fed announced that beginning in January 2014 it intends to gradually exit its bond-buying program, by reducing it from $85 billion to $75 billion spread equally across mortgage and U.S. Treasury purchases. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee (“FOMC”) provided even greater assurances that the policy rate would remain near a zero-bound range until signs of sustainable growth are more broadly evident in the U.S. economy. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

U.S. Treasuries underperformed most other developed sovereign bond markets on a hedged basis as investors reacted to the various Fed announcements regarding the tapering of their QE bond purchase program. In particular, U.S. Treasury yields rose to their highest level in late December as investors reacted to the Fed’s announcement that it would begin the reduction of its asset purchases starting in January 2014. This decision was made on the back of improving economic data, which included a lower unemployment rate, respectable monthly job reports, and improving housing fundamentals. The benchmark ten-year U.S. Treasury note yielded 3.03% at the end of the reporting period, as compared to 1.76% on December 31, 2012. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 2.02% for the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 8.61% over the period, underperforming nominal U.S. Treasuries. U.S. TIPS sold off, particularly during the second quarter of the reporting period, as the market began to price in the inevitable Fed tapering decision, which was officially announced in December. The decision by the Fed to initiate the tapering of asset purchases was validated via stronger jobs and GDP data, with continual weaker inflation data adding further pressure to U.S. TIPS valuations towards the latter part of the period. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 9.52% over the period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries even with the Fed’s announcement that it would begin to reduce its asset purchases in January 2014. The announcement, however, did lead to differentiated performance among coupons, with lower coupons underperforming, as these bonds have been the largest beneficiaries of Fed purchases. Prices for non-Agency mortgages rose on limited outstanding supply, improving risk appetite and ongoing signs of recovery in the housing sector. Commercial MBS also outperformed amid strong investor demand and a continued rebound in property valuations.

■

The U.S. investment grade credit market, as measured by the Barclays U.S. Credit Index, declined 2.01% for the period, but outperformed like-duration U.S. Treasuries as spreads tightened, ending the year at the lowest level since the global financial crisis began. This positive performance was supported by improving global growth fundamentals and continued easy monetary policy. The high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 7.42% for the period. The sector was one of the best-performing fixed income sectors, benefiting from relatively sound fundamentals and investor demand for higher yielding assets with lower interest rate sensitivity.

■

Emerging markets (“EM”) external debt underperformed U.S. Treasuries during the year and was impacted by the second quarter sell-off. Country-specific stories and the risk-on market sentiment following the Fed tapering announcement supported lower spreads in the fourth quarter, particularly in December. EM local assets particularly underperformed U.S. Treasuries during the period, as weaker EM currencies and increases in local yields weighed on overall returns.

■

Developed market equities posted strong performance in 2013, despite a period marked by considerable volatility and uncertainty around central bank policy. U.S. equities, as measured by the S&P 500 Index, returned 32.39%. Global equities, as represented by the MSCI All Country World Index Net USD and MSCI World Index, returned 22.80% and 26.68%, respectively. Emerging market equities (“EM”), as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.60%. EM equities underperformed developed market equities due to declining earnings growth and rising interest rates in the U.S. which placed pressure on local EM currencies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2014

ANNUAL REPORT	DECEMBER 31, 2013	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Global Diversified Allocation Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in Institutional Class or Class M shares of any of the funds of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, the “Acquired Funds”). The Portfolio may invest in a combination of affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom.

A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The principal risks of investing in the Portfolio include risks from direct investments and/or indirect exposure through investment in Acquired Funds. Among the principal risks of investing in the Portfolio are allocation risk, Acquired Fund risk, interest rate risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, leveraging risk, smaller company risk, management risk, short sale risk, tax risk, subsidiary risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio or an Acquired Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio or an Acquired Fund. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s or Acquired Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio or Acquired Fund. The Portfolio or Acquired Fund may engage in such transactions regardless of whether the Portfolio or Acquired Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio or an Acquired Fund may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s or Acquired Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio or an Acquired Fund invests in emerging market debt, both may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

4	PIMCO VARIABLE INSURANCE TRUST

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Acquired Funds, which includes the Underlying PIMCO Funds and other funds, in addition to the Portfolio’s direct fees and expenses.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2013 to December 31, 2013.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2013	5

PIMCO Global Diversified Allocation Portfolio

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

PIMCO Short-Term Fund	14.9%
PIMCO Total Return Fund IV	14.9%
PIMCO Short-Term Floating NAV Portfolio	8.7%
PIMCO EqS® Dividend Fund	7.0%
Other	54.5%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	1 Year	Class Inception (04/30/2012)
PIMCO Global Diversified Allocation Portfolio Administrative Class	11.38%	7.51%
MSCI World Index±	26.68%	18.62%
60% MSCI World Index/40% Barclays U.S. Aggregate Index±±	14.46%	11.17%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.49% for Administrative Class shares.

± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 24 developed market country indices. It is not possible to invest directly in an unmanaged index.

±± 60% MSCI World Index/40% Barclays U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/13)	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,088.10	$1,022.84
Expenses Paid During Period†	$2.47	$2.40
Net Annualized Expense Ratio††	0.47%	0.47%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 8 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Global Diversified Allocation Portfolio seeks to maximize risk-adjusted total return relative to a blend of 60% MSCI World Index/40% Barclays U.S. Aggregate Index, by investing in a combination of Acquired Funds and/or direct investments and utilizing hedging techniques to manage downside risks and total portfolio volatility. The Portfolio will invest under normal circumstances in a combination of affiliated funds registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments, forwards and derivatives. The Portfolio may invest in Institutional Class or Class M shares of any funds (except funds of funds) of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies (“Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”).

»

The Portfolio adjusted its position in S&P 500 futures contracts throughout the reporting period in seeking to manage total portfolio volatility. Exposure to S&P 500 futures contributed positively to returns and also boosted relative performance, as the S&P 500 Index outperformed the MSCI World Index over the reporting period.

»	Put options on the S&P 500 Index, used for tail risk hedging purposes, detracted from performance as the S&P 500 Index rallied during the reporting period.

»	An allocation to emerging market equity funds detracted from performance as the MSCI Emerging Markets Index declined during the reporting period.

»

An allocation to the PIMCO EqS® Pathfinder Fund contributed positively to returns but detracted from relative performance as this Underlying PIMCO Fund posted positive performance but underperformed the MSCI World Index.

»

Allocations to the PIMCO Fundamental IndexPLUS® AR Strategy Fund and PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund benefited both absolute and relative returns, as these Underlying PIMCO Funds posted positive performance and outperformed the MSCI World Index.

»

An allocation to U.S. Treasury Inflation-Protected Securities (“TIPS”), through the PIMCO Real Return Fund, detracted from performance as this Underlying PIMCO Fund posted negative returns and underperformed the Barclays U.S. Aggregate Index.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Global Diversified Allocation Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2013	04/30/2012-12/31/2012

Administrative Class
Net asset value beginning of year or period	$10.00	$10.00
Net investment income (a)	0.49	0.41
Net realized/unrealized gain (loss)	0.64	(0.28)
Total income from investment operations	1.13	0.13
Dividends from net investment income	(0.37)	(0.13)
Distributions from net realized capital gains	(0.33)	0.00
Total distributions	(0.70)	(0.13)
Net asset value end of year or period	$10.43	$10.00
Total return	11.38%	1.33%
Net assets end of year or period (000s)	$285,997	$90,099
Ratio of expenses to average net assets	0.47%	0.55	%*
Ratio of expenses to average net assets excluding waivers	1.00%	1.17	%*
Ratio of expenses to average net assets excluding interest expense	0.47%	0.53	%*
Ratio of expenses to average net assets excluding interest expense and waivers	1.00%	1.15	%*
Ratio of net investment income to average net assets	4.70%	6.08	%*
Portfolio turnover rate	43%**	0	%**

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	7

Statement of Assets and Liabilities PIMCO Global Diversified Allocation Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2013

Assets:
Investments, at value
Investments in securities*	$5,165
Investments in Affiliates	293,088
Financial Derivative Instruments
Exchange-traded or centrally cleared	4,831
Cash	1
Deposits with counterparty	6,007
Receivable for Portfolio shares sold	1,184
Dividends receivable from Affiliates	463
310,739

Liabilities:
Payable for investments in Affiliates purchased	$12,521
Payable for Portfolio shares redeemed	152
Accrued supervisory and administrative fees	63
Accrued distribution fees	3
Accrued servicing fees	35
Reimbursement to PIMCO	10
12,784

Net Assets	$297,955

Net Assets Consist of:
Paid in capital	$294,982
(Overdistributed) net investment income	(1)
Accumulated undistributed net realized gain	3,063
Net unrealized (depreciation)	(89)
$297,955

Net Assets:
Administrative Class	$285,997
Advisor Class	11,958

Shares Issued and Outstanding:
Administrative Class	27,425
Advisor Class	1,150

Net Asset Value and Redemption Price Per Share Outstanding:
Administrative Class	$10.43
Advisor Class	10.40

Cost of Investments in Securities	$5,165
Cost of Investments in Affiliates	$296,973
Cost or Premiums of Financial Derivative Instruments, net	$4,905

* Includes repurchase agreements of:	$5,165

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Global Diversified Allocation Portfolio

(Amounts in thousands)	Year Ended December 31, 2013

Investment Income:
Interest	$7
Dividends from Investments in Affiliates	10,410
Total Income	10,417

Expenses:
Investment advisory fees	890
Supervisory and administrative fees	799
Servicing fees - Administrative Class	291
Distribution and/or servicing fees - Advisor Class	9
Trustees’ fees	4
Miscellaneous expense	6
Total Expenses	1,999
Waiver and/or Reimbursement by PIMCO	(1,052)
Net Expenses	947

Net Investment Income	9,470

Net Realized Gain:
Investments in securities	2
Investments in Affiliates	921
Net capital gain distributions received from Affiliate investments	1,643
Exchange-traded or centrally cleared financial derivative instruments	9,207
Net Realized Gain	11,773

Net Change in Unrealized Appreciation (Depreciation):
Investments in Affiliates	(3,658)
Exchange-traded or centrally cleared financial derivative instruments	3,847
Net Change in Unrealized Appreciation	189
Net Gain	11,962

Net Increase in Net Assets Resulting from Operations	$21,432

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	9

Statements of Changes in Net Assets PIMCO Global Diversified Allocation Portfolio

(Amounts in thousands)	Year Ended December 31, 2013	Period from April 30, 2012 to December 31, 2012

Increase in Net Assets from:

Operations:
Net investment income	$9,470	$1,285
Net realized gain	11,773	187
Net change in unrealized appreciation (depreciation)	189	(278)
Net increase resulting from operations	21,432	1,194

Distributions to Shareholders:
From net investment income
Administrative Class	(9,419)	(1,143)
Advisor Class	(381)	0
From net realized capital gains
Administrative Class	(8,354)	0
Advisor Class	(336)	0

Total Distributions	(18,490)	(1,143)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	204,914	90,048

Total Increase in Net Assets	207,856	90,099

Net Assets:
Beginning of year or period	90,099	0
End of year or period*	$297,955	$90,099

* Including undistributed (overdistributed) net investment income of:	$(1)	$142

**	See note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Global Diversified Allocation Portfolio

December 31, 2013

			MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 1.7%

SHORT-TERM INSTRUMENTS 1.7%

REPURCHASE AGREEMENTS (b) 1.7%
		$	5,165

Total Short-Term Instruments (Cost $5,165)			5,165

Total Investments in Securities (Cost $5,165)			5,165

	SHARES
INVESTMENTS IN AFFILIATES 98.4%

MUTUAL FUNDS (a) 89.7%
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	611,949		5,924
PIMCO Emerging Markets Full Spectrum Bond Fund	1,003,285		8,939
PIMCO EqS® Dividend Fund	1,705,681		20,963
PIMCO EqS® Emerging Markets Fund	1,014,165		8,925
PIMCO EqS Pathfinder Fund®	1,241,231		14,858

	SHARES		MARKET VALUE (000S)
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	846,563	$	8,906
PIMCO Fundamental IndexPLUS® AR Fund	2,181,794		14,858
PIMCO Global Advantage® Strategy Bond Fund	1,072,674		11,842
PIMCO Income Fund	1,211,977		14,859
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	731,020		8,889
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	1,851,492		14,868
PIMCO Investment Grade Corporate Bond Fund	1,445,743		14,804
PIMCO Real Return Fund	1,347,163		14,778
PIMCO Short-Term Fund	4,511,819		44,441
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	1,224,588		14,830
PIMCO Total Return Fund IV	4,262,508		44,415

Total Mutual Funds (Cost $270,981)			267,099

	SHARES			MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 8.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.7%
PIMCO Short-Term Floating NAV Portfolio	2,597,576		$	25,989

Total Short-Term Instruments (Cost $25,992)				25,989

Total Investments in Affiliates (Cost $296,973)				293,088

Total Investments 100.1% (Cost $302,138)		$		298,253

Financial Derivative Instruments (c) 1.6% (Cost or Premiums, net $4,905)				4,831

Other Assets and Liabilities, net (1.7%)				(5,129)

Net Assets 100.0%		$		297,955

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.010%	12/31/2013	01/02/2014	$4,700	U.S. Treasury Notes 0.375% due 01/15/2016	$(4,803)	$4,700	$4,700
SSB	0.000%	12/31/2013	01/02/2014	465	Freddie Mac 2.080% due 10/17/2022	(475)	465	465

Total Repurchase Agreements						$(5,278)	$5,165	$5,165

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
BOS	$4,700	$0	$0	$0	$4,700	$(4,803)	$(103)
SSB	465	0	0	0	465	(475)	(10)

Total Borrowings and Other Financing Transactions	$5,165	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,550.000	12/20/2014	1,159	$4,905	$4,362

Total Purchased Options				$4,905	$4,362

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	11

Schedule of Investments PIMCO Global Diversified Allocation Portfolio (Cont.)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation	Variation Margin
					Asset	Liability
E-mini S&P 500 Index March Futures	Long	03/2014	1,465	$4,339	$469	$0

Total Futures Contracts				$4,339	$469	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2013:

Cash of $6,007 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2013. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$4,362	$469	$0	$4,831	$0	$0	$0	$0

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$4,362	$0	$0	$4,362
Futures	0	0	469	0	0	469

	$0	$0	$4,831	$0	$0	$4,831

	$0	$0	$4,831	$0	$0	$4,831

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(4,851)	$0	$0	$(4,851)
Futures	0	0	14,058	0	0	14,058

	$0	$0	$9,207	$0	$0	$9,207

	$0	$0	$9,207	$0	$0	$9,207

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(565)	$0	$0	$(565)
Futures	0	0	4,412	0	0	4,412

	$0	$0	$3,847	$0	$0	$3,847

	$0	$0	$3,847	$0	$0	$3,847

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$5,165	$0	$5,165

Investments in Affiliates, at Value
Mutual Funds	267,099	0	0	267,099
Short-Term Instruments
Central Funds Used for Cash Management Purposes	25,989	0	0	25,989
	$293,088	$0	$0	$293,088

Total Investments	$293,088	$5,165	$0	$298,253

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$469	$4,362	$0	$4,831

Totals	$293,557	$9,527	$0	$303,084

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	13

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Global Diversified Allocation Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

The Portfolio seeks to achieve its investment objective by investing in a combination of acquired funds and/or direct investments and utilizing hedging techniques to manage downside risks and total portfolio volatility. The Portfolio will invest under normal circumstances in a combination of affiliated funds registered under the Act, equity securities, fixed income instruments, forwards and derivatives. “Fixed income instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”). The Portfolio will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. The Portfolio may invest, without limitation, in any of the Underlying PIMCO Funds (except commodity-related Underlying PIMCO Funds). The Portfolio may invest up to 10% of its total assets in commodity-related investments (including investment in commodity-related Underlying PIMCO Funds).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(b) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets

14	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at

ANNUAL REPORT	DECEMBER 31, 2013	15

Notes to Financial Statements (Cont.)

their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

16	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds, PIMCO Equity Series and PIMCO ETF Trust, affiliated open-end investment companies. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2013 (amounts in thousands):

Underlying PIMCO Funds	Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	$8,723	$6,284	$(15,111)	$95	$9	$0	$0	$0
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	0	6,004	0	0	(80)	5,924	6	18
PIMCO Emerging Markets Full Spectrum Bond Fund	0	9,669	0	0	(730)	8,939	225	0
PIMCO EqS Pathfinder Fund®	22,179	20,238	(30,359)	1,104	1,696	14,858	217	257
PIMCO EqS® Dividend Fund	0	20,702	0	0	261	20,963	782	648
PIMCO EqS® Emerging Markets Fund	4,454	6,883	(2,455)	(38)	81	8,925	0	0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0	9,141	0	0	(235)	8,906	177	25
PIMCO Fundamental IndexPLUS® AR Fund	0	14,792	0	0	66	14,858	1,725	0
PIMCO Global Advantage® Strategy Bond Fund	8,781	11,948	(8,548)	43	(382)	11,842	224	109
PIMCO Income Fund	0	15,199	0	0	(340)	14,859	405	18
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	0	9,310	(480)	18	41	8,889	987	0
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	0	14,446	0	0	422	14,868	666	0
PIMCO Investment Grade Corporate Bond Fund	0	15,863	0	0	(1,059)	14,804	345	313
PIMCO Real Return Fund	0	16,500	(560)	(52)	(1,110)	14,778	87	79
PIMCO Short-Term Floating NAV Portfolio	21,817	108,271	(104,100)	(24)	25	25,989	71	0
PIMCO Short-Term Fund	0	44,574	0	0	(133)	44,441	240	28
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	0	16,406	(380)	4	(1,200)	14,830	3,651	7
PIMCO Total Return Fund	0	2,040	(2,048)	8	0	0	1	0
PIMCO Total Return Fund IV	17,555	35,529	(7,442)	(237)	(990)	44,415	601	141
Totals	$83,509	$383,799	$(171,483)	$921	$(3,658)	$293,088	$10,410	$1,643

ANNUAL REPORT	DECEMBER 31, 2013	17

Notes to Financial Statements (Cont.)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(b) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put

18	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Options on Indices  The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns for the Portfolio or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will rather settle the amount of the difference between the settlement price of the underlier and the strike price directly into the Portfolio’s custody account.

7. PRINCIPAL RISKS

In the normal course of business the Underlying PIMCO Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Investments in Mutual Funds  To the extent that the Portfolio invests substantially all of its assets in certain series of PIMCO Funds and certain series of PIMCO Equity Series, each an affiliated investment company also managed by PIMCO, (“Underlying PIMCO Funds”), the risks associated with investing in this Portfolio will be closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds. The ability of the Portfolio to achieve its investment objective may depend upon the ability of the Underlying PIMCO Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund will be achieved. The net asset value of each Portfolio will fluctuate in response to changes in the respective net asset values of the Underlying PIMCO Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular Underlying PIMCO Fund will depend upon the extent to which the assets of the Portfolio are allocated from time to time for investment in the Underlying PIMCO Funds, which will vary. Investing in Underlying PIMCO Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds.

The investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in the Portfolio is that the Portfolio’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results.

In the normal course of business the Underlying PIMCO Funds trade financial instruments, and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk).

Market Risks  The Portfolio’s (or Underlying PIMCO Fund’s) investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Portfolio (or Underlying PIMCO Fund) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements. As mentioned earlier in this report, the U.S. is currently experiencing historically low interest rates. This combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, the fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair the performance of the Portfolio.

If the Portfolio (or Underlying PIMCO Fund) invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline

ANNUAL REPORT	DECEMBER 31, 2013	19

Notes to Financial Statements (Cont.)

in value relative to the base currency of the Portfolio (or Underlying PIMCO Fund), or, in the case of hedging positions, that the Portfolio’s (or Underlying PIMCO Fund’s) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s (or Underlying PIMCO Fund’s) investments in foreign currency denominated securities may reduce the returns of the Portfolio (or Underlying PIMCO Fund).

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Underlying PIMCO Funds will be exposed to credit risk to parties with whom they trade and will also bear the risk of settlement default. The Underlying PIMCO Funds minimize concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Underlying PIMCO Funds could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Underlying PIMCO Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Underlying PIMCO Funds have unsettled or open transactions will default. Financial assets, which potentially expose the Underlying PIMCO Funds to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Underlying PIMCO Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Underlying PIMCO Funds exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Underlying PIMCO Funds in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Underlying PIMCO Funds. The Underlying PIMCO Funds may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Underlying PIMCO Funds subsequently decreases, the Underlying PIMCO Funds would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Underlying PIMCO Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio is subject to various netting arrangements, with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.45%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.40%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted

ANNUAL REPORT	DECEMBER 31, 2013	21

Notes to Financial Statements (Cont.)

pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has contractually agreed, through May 1, 2014, to reduce total annual portfolio operating expenses for the Portfolio by waiving a portion of its Supervisory and Administrative

Fee or reimbursing the Portfolio, to the extent that they would exceed, due to the payment of organizational expenses and pro rata Trustees’ Fees, the sum of such Portfolio’s Investment Advisory Fee, service fees, Supervisory and Administrative Fees and other expenses borne by the Portfolio not covered by the Supervisory and Administrative Fee as described above (other than organizational expenses and pro rata Trustees’ Fees), plus 0.49 basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of December 31, 2013, the remaining recoverable amount to PIMCO was $26,658.

(f) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2014, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the expenses attributable to the Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Portfolio’s Investment Advisory and Supervisory and Administrative Fees are greater than or equal to the Investment Advisory and Supervisory and Administrative Fees of the Underlying PIMCO Funds. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2013, the amount was $1,052,388.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2013, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$2,917	$2,913	$275,528	$67,383

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2013		Period From 04/30/2012 to 12/31/2012
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	20,835	$218,273	9,555	$95,465
Advisor Class	1,138	11,988	0	0
Issued as reinvestment of distributions
Administrative Class	1,694	17,773	115	1,143
Advisor Class	69	717	0	0
Cost of shares redeemed
Administrative Class	(4,118)	(43,227)	(656)	(6,560)
Advisor Class	(57)	(610)	0	0
Net increase resulting from Portfolio share transactions	19,561	$204,914	9,014	$90,048

As of December 31, 2013, one shareholder owned 10% or more of the total Portfolio’s outstanding shares comprising 93% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years.

As of December 31, 2013, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal year ending in 2012, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

ANNUAL REPORT	DECEMBER 31, 2013	23

Notes to Financial Statements (Cont.)

December 31, 2013

As of December 31, 2013, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$2,065	$5,019	$(4,110)	$(1)	$—	$—	$—

(1)	Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and options contracts for federal income tax purposes.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through December 31, 2013 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2013 through December 31, 2013, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2013, the Portfolio had no accumulated capital losses.

As of December 31, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$302,363	$2,711	$(6,821)	$(4,110)

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2013 and December 31, 2012, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2013	$13,955	$4,535	$—
12/31/2012	$1,143	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

24	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of PIMCO Global Diversified Allocation Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Global Diversified Allocation Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the Administrative Class for the period April 30, 2012 (commencement of operations) through December 31, 2012 and for the year ended December 31, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2014

ANNUAL REPORT	DECEMBER 31, 2013	25

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOS	Banc of America Securities LLC	SSB	State Street Bank and Trust Co.

Currency Abbreviations:
USD (or $)	United States Dollar

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange

26	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013:

5.69%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

1.62%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2013	27

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	172	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

28	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian* (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Vice President	11/2013 to Present Treasurer 08/1997 to 11/2013	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

* Effective February 3, 2014, Dr. El-Erian no longer serves as a Senior Vice President of the Trust.

ANNUAL REPORT	DECEMBER 31, 2013	29

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

30	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 12-13, 2013, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2014. The Board also considered and approved for an additional one-year term through August 31, 2014, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2014.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreement are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust and the independent Trustees.

The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 12-13, 2013 meeting. The independent Trustees also met with counsel to the Trust and the independent Trustees on August 2, 2013 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

ANNUAL REPORT	DECEMBER 31, 2013	31

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2012, including, but not limited to, undertaking significant technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2013. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2013 and other performance data, as available, for the periods ended June 30, 2013 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2013 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 12-13, 2013 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2013.

32	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Board noted that, for periods ending May 31, 2013, the Administrative Class of 71%, 92% and 100% of the Portfolios outperformed their Lipper category median in the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 86% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2013 (based on the performance of the Administrative Class). The Board also noted that ten of 13 Portfolios, representing 93% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2013, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $23 billion as of May 31, 2013.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expense ratios in their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the size of the assets under management with PIMCO, the manner in which similar portfolios may be managed, different requirements with

ANNUAL REPORT	DECEMBER 31, 2013	33

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to

34	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively; had been reduced for some Portfolios over time; had been held steady for most Portfolios as assets grew, or declined in the case of some Portfolios; and continued to be competitive compared with peers. The Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. The Trustees noted that the benefits of the unified fee were apparent during the recent financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC supported the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and in return for the fees paid to RALLC by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2013	35

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT29AR_123113

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2013

PIMCO Global Diversified Allocation Portfolio

Share Class

■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2013. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

The past twelve months were marked by ongoing periods of heightened bond market volatility brought on by uncertainty around central bank monetary and fiscal policy, geopolitical concerns, and a slower than hoped for rebound in the global economy. Following a particularly bumpy third quarter, however, all financial markets completed the year along a relatively smoother path. Federal Reserve (“Fed”) Chairman Ben Bernanke laid the groundwork in September, when he clarified the Fed’s commitment to maintain its quantitative easing (“QE”) bond purchase program of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero-bound range. The nomination of Janet Yellen to the Chairmanship further helped to reassure investors that the Fed would be committed to the continuation of their accommodative policies.

As investors were made particularly aware, beginning in mid-May conditions in financial markets deteriorated rapidly as markets reacted to signals by the Fed that it might begin to slow the pace of its asset purchases. This shift in tone fueled a broad-based sell-off within fixed income assets throughout the summer, undermining market liquidity and sending yields higher across the risk spectrum.

By mid-September, however, the Fed announced its intent to delay any tapering until more convincing indicators of economic growth become apparent and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore higher) and a rally across most equity markets. The Fed also maintained the Federal Funds Rate within a narrow range of zero to 25 basis points. Into October, investors were once again kept on edge by the uncertain fiscal policy and political landscape—namely the partial shutdown of the U.S. government that began during the first week of October, the ongoing debt ceiling negotiations between the White House and Congress, and confirmation proceedings for the next Fed Chairman. Investors were relieved by the last-minute deal announced on October 17 that reached an agreement to reopen the U.S. government and raise the debt ceiling.

In November, relative calm prevailed across most fixed income markets, and equity markets continued to rally. The European Central Bank (“ECB”) reduced their main policy rate (or the interest rate at which it lends money to banks) by 25 basis points to 0.25%, likely due to their concern over lower than expected inflation and a weak global growth outlook. The Bank of England (“BOE”) unanimously voted to leave its main policy rate unchanged amid a pickup in economic growth and expectations that this would lead to an eventual decline in the U.K. unemployment rate.

Towards the latter part of December, the Fed announced that beginning in January 2014 it intends to gradually exit its bond-buying program, by reducing it from $85 billion to $75 billion spread equally across mortgage and U.S. Treasury purchases. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee (“FOMC”) provided even greater assurances that the policy rate would remain near a zero-bound range until signs of sustainable growth are more broadly evident in the U.S. economy. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

U.S. Treasuries underperformed most other developed sovereign bond markets on a hedged basis as investors reacted to the various Fed announcements regarding the tapering of their QE bond purchase program. In particular, U.S. Treasury yields rose to their highest level in late December as investors reacted to the Fed’s announcement that it would begin the reduction of its asset purchases starting in January 2014. This decision was made on the back of improving economic data, which included a lower unemployment rate, respectable monthly job reports, and improving housing fundamentals. The benchmark ten-year U.S. Treasury note yielded 3.03% at the end of the reporting period, as compared to 1.76% on December 31, 2012. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 2.02% for the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 8.61% over the period, underperforming nominal U.S. Treasuries. U.S. TIPS sold off, particularly during the second quarter of the reporting period, as the market began to price in the inevitable Fed tapering decision, which was officially announced in December. The decision by the Fed to initiate the tapering of asset purchases was validated via stronger jobs and GDP data, with continual weaker inflation data adding further pressure to U.S. TIPS valuations towards the latter part of the period. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 9.52% over the period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries even with the Fed’s announcement that it would begin to reduce its asset purchases in January 2014. The announcement, however, did lead to differentiated performance among coupons, with lower coupons underperforming, as these bonds have been the largest beneficiaries of Fed purchases. Prices for non-Agency mortgages rose on limited outstanding supply, improving risk appetite and ongoing signs of recovery in the housing sector. Commercial MBS also outperformed amid strong investor demand and a continued rebound in property valuations.

■

The U.S. investment grade credit market, as measured by the Barclays U.S. Credit Index, declined 2.01% for the period, but outperformed like-duration U.S. Treasuries as spreads tightened, ending the year at the lowest level since the global financial crisis began. This positive performance was supported by improving global growth fundamentals and continued easy monetary policy. The high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 7.42% for the period. The sector was one of the best-performing fixed income sectors, benefiting from relatively sound fundamentals and investor demand for higher yielding assets with lower interest rate sensitivity.

■

Emerging markets (“EM”) external debt underperformed U.S. Treasuries during the year and was impacted by the second quarter sell-off. Country-specific stories and the risk-on market sentiment following the Fed tapering announcement supported lower spreads in the fourth quarter, particularly in December. EM local assets particularly underperformed U.S. Treasuries during the period, as weaker EM currencies and increases in local yields weighed on overall returns.

■

Developed market equities posted strong performance in 2013, despite a period marked by considerable volatility and uncertainty around central bank policy. U.S. equities, as measured by the S&P 500 Index, returned 32.39%. Global equities, as represented by the MSCI All Country World Index Net USD and MSCI World Index, returned 22.80% and 26.68%, respectively. Emerging market equities (“EM”), as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.60%. EM equities underperformed developed market equities due to declining earnings growth and rising interest rates in the U.S. which placed pressure on local EM currencies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2014

ANNUAL REPORT	DECEMBER 31, 2013	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Global Diversified Allocation Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in Institutional Class or Class M shares of any of the funds of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, the “Acquired Funds”). The Portfolio may invest in a combination of affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom.

A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The principal risks of investing in the Portfolio include risks from direct investments and/or indirect exposure through investment in Acquired Funds. Among the principal risks of investing in the Portfolio are allocation risk, Acquired Fund risk, interest rate risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, leveraging risk, smaller company risk, management risk, short sale risk, tax risk, subsidiary risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio or an Acquired Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio or an Acquired Fund. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s or Acquired Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio or Acquired Fund. The Portfolio or Acquired Fund may engage in such transactions regardless of whether the Portfolio or Acquired Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio or an Acquired Fund may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s or Acquired Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio or an Acquired Fund invests in emerging market debt, both may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

4	PIMCO VARIABLE INSURANCE TRUST

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Acquired Funds, which includes the Underlying PIMCO Funds and other funds, in addition to the Portfolio’s direct fees and expenses.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2013 to December 31, 2013.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2013	5

PIMCO Global Diversified Allocation Portfolio

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown‡

PIMCO Short-Term Fund	14.9%
PIMCO Total Return Fund IV	14.9%
PIMCO Short-Term Floating NAV Portfolio	8.7%
PIMCO EqS® Dividend Fund	7.0%
Other	54.5%
‡	% of Total Investments as of 12/31/13

Cumulative Total Return for the period ended December 31, 2013
Class Inception (04/30/2013)
PIMCO Global Diversified Allocation Portfolio Advisor Class	4.75%
MSCI World Index±	13.99%
60% MSCI World Index/40% Barclays U.S. Aggregate Index±±	7.00%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.59% for Advisor Class shares.

± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 24 developed market country indices. It is not possible to invest directly in an unmanaged index.

±± 60% MSCI World Index/40% Barclays U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/13)	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,087.00	$1,022.33
Expenses Paid During Period†	$3.00	$2.91
Net Annualized Expense Ratio††	0.57%	0.57%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 8 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Global Diversified Allocation Portfolio seeks to maximize risk-adjusted total return relative to a blend of 60% MSCI World Index/40% Barclays U.S. Aggregate Index, by investing in a combination of Acquired Funds and/or direct investments and utilizing hedging techniques to manage downside risks and total portfolio volatility. The Portfolio will invest under normal circumstances in a combination of affiliated funds registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments, forwards and derivatives. The Portfolio may invest in Institutional Class or Class M shares of any funds (except funds of funds) of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies (“Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”).

»

The Portfolio adjusted its position in S&P 500 futures contracts throughout the reporting period in seeking to manage total portfolio volatility. Exposure to S&P 500 futures contributed positively to returns and also boosted relative performance, as the S&P 500 Index outperformed the MSCI World Index over the reporting period.

»	Put options on the S&P 500 Index, used for tail risk hedging purposes, detracted from performance as the S&P 500 Index rallied during the reporting period.

»	An allocation to emerging market equity funds detracted from performance as the MSCI Emerging Markets Index declined during the reporting period.

»

An allocation to the PIMCO EqS® Pathfinder Fund contributed positively to returns but detracted from relative performance as this Underlying PIMCO Fund posted positive performance but underperformed the MSCI World Index.

»

Allocations to the PIMCO Fundamental IndexPLUS® AR Strategy Fund and PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund benefited both absolute and relative returns, as these Underlying PIMCO Funds posted positive performance and outperformed the MSCI World Index.

»

An allocation to U.S. Treasury Inflation-Protected Securities (“TIPS”), through the PIMCO Real Return Fund, detracted from performance as this Underlying PIMCO Fund posted negative returns and underperformed the Barclays U.S. Aggregate Index.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Global Diversified Allocation Portfolio

Selected Per Share Data for the Period Ended:	04/30/2013-12/31/2013

Advisor Class
Net asset value beginning of period	$10.64
Net investment income (a)	0.65
Net realized/unrealized (loss)	(0.16)
Total income from investment operations	0.49
Dividends from net investment income	(0.40)
Distributions from net realized capital gains	(0.33)
Total distributions	(0.73)
Net asset value end of period	$10.40
Total return	4.75%
Net assets end of period (000s)	$11,958
Ratio of expenses to average net assets	0.57	%*
Ratio of expenses to average net assets excluding waivers	1.10	%*
Ratio of expenses to average net assets excluding interest expense	0.57	%*
Ratio of expenses to average net assets excluding interest expense and waivers	1.10	%*
Ratio of net investment income to average net assets	9.15	%*
Portfolio turnover rate	43	%**

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	7

Statement of Assets and Liabilities PIMCO Global Diversified Allocation Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2013

Assets:
Investments, at value
Investments in securities*	$5,165
Investments in Affiliates	293,088
Financial Derivative Instruments
Exchange-traded or centrally cleared	4,831
Cash	1
Deposits with counterparty	6,007
Receivable for Portfolio shares sold	1,184
Dividends receivable from Affiliates	463
310,739

Liabilities:
Payable for investments in Affiliates purchased	$12,521
Payable for Portfolio shares redeemed	152
Accrued supervisory and administrative fees	63
Accrued distribution fees	3
Accrued servicing fees	35
Reimbursement to PIMCO	10
12,784

Net Assets	$297,955

Net Assets Consist of:
Paid in capital	$294,982
(Overdistributed) net investment income	(1)
Accumulated undistributed net realized gain	3,063
Net unrealized (depreciation)	(89)
$297,955

Net Assets:
Administrative Class	$285,997
Advisor Class	11,958

Shares Issued and Outstanding:
Administrative Class	27,425
Advisor Class	1,150

Net Asset Value and Redemption Price Per Share Outstanding:
Administrative Class	$10.43
Advisor Class	10.40

Cost of Investments in Securities	$5,165
Cost of Investments in Affiliates	$296,973
Cost or Premiums of Financial Derivative Instruments, net	$4,905

* Includes repurchase agreements of:	$5,165

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Global Diversified Allocation Portfolio

(Amounts in thousands)	Year Ended December 31, 2013

Investment Income:
Interest	$7
Dividends from Investments in Affiliates	10,410
Total Income	10,417

Expenses:
Investment advisory fees	890
Supervisory and administrative fees	799
Servicing fees - Administrative Class	291
Distribution and/or servicing fees - Advisor Class	9
Trustees’ fees	4
Miscellaneous expense	6
Total Expenses	1,999
Waiver and/or Reimbursement by PIMCO	(1,052)
Net Expenses	947

Net Investment Income	9,470

Net Realized Gain:
Investments in securities	2
Investments in Affiliates	921
Net capital gain distributions received from Affiliate investments	1,643
Exchange-traded or centrally cleared financial derivative instruments	9,207
Net Realized Gain	11,773

Net Change in Unrealized Appreciation (Depreciation):
Investments in Affiliates	(3,658)
Exchange-traded or centrally cleared financial derivative instruments	3,847
Net Change in Unrealized Appreciation	189
Net Gain	11,962

Net Increase in Net Assets Resulting from Operations	$21,432

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	9

Statements of Changes in Net Assets PIMCO Global Diversified Allocation Portfolio

(Amounts in thousands)	Year Ended December 31, 2013	Period from April 30, 2012 to December 31, 2012

Increase in Net Assets from:

Operations:
Net investment income	$9,470	$1,285
Net realized gain	11,773	187
Net change in unrealized appreciation (depreciation)	189	(278)
Net increase resulting from operations	21,432	1,194

Distributions to Shareholders:
From net investment income
Administrative Class	(9,419)	(1,143)
Advisor Class	(381)	0
From net realized capital gains
Administrative Class	(8,354)	0
Advisor Class	(336)	0

Total Distributions	(18,490)	(1,143)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	204,914	90,048

Total Increase in Net Assets	207,856	90,099

Net Assets:
Beginning of year or period	90,099	0
End of year or period*	$297,955	$90,099

* Including undistributed (overdistributed) net investment income of:	$(1)	$142

**	See note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Global Diversified Allocation Portfolio

December 31, 2013

			MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 1.7%

SHORT-TERM INSTRUMENTS 1.7%

REPURCHASE AGREEMENTS (b) 1.7%
		$	5,165

Total Short-Term Instruments (Cost $5,165)			5,165

Total Investments in Securities (Cost $5,165)			5,165

	SHARES
INVESTMENTS IN AFFILIATES 98.4%

MUTUAL FUNDS (a) 89.7%
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	611,949		5,924
PIMCO Emerging Markets Full Spectrum Bond Fund	1,003,285		8,939
PIMCO EqS® Dividend Fund	1,705,681		20,963
PIMCO EqS® Emerging Markets Fund	1,014,165		8,925
PIMCO EqS Pathfinder Fund®	1,241,231		14,858

	SHARES		MARKET VALUE (000S)
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	846,563	$	8,906
PIMCO Fundamental IndexPLUS® AR Fund	2,181,794		14,858
PIMCO Global Advantage® Strategy Bond Fund	1,072,674		11,842
PIMCO Income Fund	1,211,977		14,859
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	731,020		8,889
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	1,851,492		14,868
PIMCO Investment Grade Corporate Bond Fund	1,445,743		14,804
PIMCO Real Return Fund	1,347,163		14,778
PIMCO Short-Term Fund	4,511,819		44,441
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	1,224,588		14,830
PIMCO Total Return Fund IV	4,262,508		44,415

Total Mutual Funds (Cost $270,981)			267,099

	SHARES			MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 8.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.7%
PIMCO Short-Term Floating NAV Portfolio	2,597,576		$	25,989

Total Short-Term Instruments (Cost $25,992)				25,989

Total Investments in Affiliates (Cost $296,973)				293,088

Total Investments 100.1% (Cost $302,138)		$		298,253

Financial Derivative Instruments (c) 1.6% (Cost or Premiums, net $4,905)				4,831

Other Assets and Liabilities, net (1.7%)				(5,129)

Net Assets 100.0%		$		297,955

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.010%	12/31/2013	01/02/2014	$4,700	U.S. Treasury Notes 0.375% due 01/15/2016	$(4,803)	$4,700	$4,700
SSB	0.000%	12/31/2013	01/02/2014	465	Freddie Mac 2.080% due 10/17/2022	(475)	465	465

Total Repurchase Agreements						$(5,278)	$5,165	$5,165

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
BOS	$4,700	$0	$0	$0	$4,700	$(4,803)	$(103)
SSB	465	0	0	0	465	(475)	(10)

Total Borrowings and Other Financing Transactions	$5,165	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,550.000	12/20/2014	1,159	$4,905	$4,362

Total Purchased Options				$4,905	$4,362

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	11

Schedule of Investments PIMCO Global Diversified Allocation Portfolio (Cont.)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation	Variation Margin
					Asset	Liability
E-mini S&P 500 Index March Futures	Long	03/2014	1,465	$4,339	$469	$0

Total Futures Contracts				$4,339	$469	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2013:

Cash of $6,007 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2013. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$4,362	$469	$0	$4,831	$0	$0	$0	$0

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$4,362	$0	$0	$4,362
Futures	0	0	469	0	0	469

	$0	$0	$4,831	$0	$0	$4,831

	$0	$0	$4,831	$0	$0	$4,831

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(4,851)	$0	$0	$(4,851)
Futures	0	0	14,058	0	0	14,058

	$0	$0	$9,207	$0	$0	$9,207

	$0	$0	$9,207	$0	$0	$9,207

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(565)	$0	$0	$(565)
Futures	0	0	4,412	0	0	4,412

	$0	$0	$3,847	$0	$0	$3,847

	$0	$0	$3,847	$0	$0	$3,847

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$5,165	$0	$5,165

Investments in Affiliates, at Value
Mutual Funds	267,099	0	0	267,099
Short-Term Instruments
Central Funds Used for Cash Management Purposes	25,989	0	0	25,989
	$293,088	$0	$0	$293,088

Total Investments	$293,088	$5,165	$0	$298,253

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$469	$4,362	$0	$4,831

Totals	$293,557	$9,527	$0	$303,084

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	13

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Global Diversified Allocation Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

The Portfolio seeks to achieve its investment objective by investing in a combination of acquired funds and/or direct investments and utilizing hedging techniques to manage downside risks and total portfolio volatility. The Portfolio will invest under normal circumstances in a combination of affiliated funds registered under the Act, equity securities, fixed income instruments, forwards and derivatives. “Fixed income instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”). The Portfolio will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. The Portfolio may invest, without limitation, in any of the Underlying PIMCO Funds (except commodity-related Underlying PIMCO Funds). The Portfolio may invest up to 10% of its total assets in commodity-related investments (including investment in commodity-related Underlying PIMCO Funds).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(b) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets

14	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at

ANNUAL REPORT	DECEMBER 31, 2013	15

Notes to Financial Statements (Cont.)

their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

16	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds, PIMCO Equity Series and PIMCO ETF Trust, affiliated open-end investment companies. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2013 (amounts in thousands):

Underlying PIMCO Funds	Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	$8,723	$6,284	$(15,111)	$95	$9	$0	$0	$0
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	0	6,004	0	0	(80)	5,924	6	18
PIMCO Emerging Markets Full Spectrum Bond Fund	0	9,669	0	0	(730)	8,939	225	0
PIMCO EqS Pathfinder Fund®	22,179	20,238	(30,359)	1,104	1,696	14,858	217	257
PIMCO EqS® Dividend Fund	0	20,702	0	0	261	20,963	782	648
PIMCO EqS® Emerging Markets Fund	4,454	6,883	(2,455)	(38)	81	8,925	0	0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0	9,141	0	0	(235)	8,906	177	25
PIMCO Fundamental IndexPLUS® AR Fund	0	14,792	0	0	66	14,858	1,725	0
PIMCO Global Advantage® Strategy Bond Fund	8,781	11,948	(8,548)	43	(382)	11,842	224	109
PIMCO Income Fund	0	15,199	0	0	(340)	14,859	405	18
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	0	9,310	(480)	18	41	8,889	987	0
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	0	14,446	0	0	422	14,868	666	0
PIMCO Investment Grade Corporate Bond Fund	0	15,863	0	0	(1,059)	14,804	345	313
PIMCO Real Return Fund	0	16,500	(560)	(52)	(1,110)	14,778	87	79
PIMCO Short-Term Floating NAV Portfolio	21,817	108,271	(104,100)	(24)	25	25,989	71	0
PIMCO Short-Term Fund	0	44,574	0	0	(133)	44,441	240	28
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	0	16,406	(380)	4	(1,200)	14,830	3,651	7
PIMCO Total Return Fund	0	2,040	(2,048)	8	0	0	1	0
PIMCO Total Return Fund IV	17,555	35,529	(7,442)	(237)	(990)	44,415	601	141
Totals	$83,509	$383,799	$(171,483)	$921	$(3,658)	$293,088	$10,410	$1,643

ANNUAL REPORT	DECEMBER 31, 2013	17

Notes to Financial Statements (Cont.)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(b) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put

18	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Options on Indices  The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns for the Portfolio or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will rather settle the amount of the difference between the settlement price of the underlier and the strike price directly into the Portfolio’s custody account.

7. PRINCIPAL RISKS

In the normal course of business the Underlying PIMCO Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Investments in Mutual Funds  To the extent that the Portfolio invests substantially all of its assets in certain series of PIMCO Funds and certain series of PIMCO Equity Series, each an affiliated investment company also managed by PIMCO, (“Underlying PIMCO Funds”), the risks associated with investing in this Portfolio will be closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds. The ability of the Portfolio to achieve its investment objective may depend upon the ability of the Underlying PIMCO Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund will be achieved. The net asset value of each Portfolio will fluctuate in response to changes in the respective net asset values of the Underlying PIMCO Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular Underlying PIMCO Fund will depend upon the extent to which the assets of the Portfolio are allocated from time to time for investment in the Underlying PIMCO Funds, which will vary. Investing in Underlying PIMCO Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds.

The investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in the Portfolio is that the Portfolio’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results.

In the normal course of business the Underlying PIMCO Funds trade financial instruments, and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk).

Market Risks  The Portfolio’s (or Underlying PIMCO Fund’s) investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Portfolio (or Underlying PIMCO Fund) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements. As mentioned earlier in this report, the U.S. is currently experiencing historically low interest rates. This combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, the fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair the performance of the Portfolio.

If the Portfolio (or Underlying PIMCO Fund) invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline

ANNUAL REPORT	DECEMBER 31, 2013	19

Notes to Financial Statements (Cont.)

in value relative to the base currency of the Portfolio (or Underlying PIMCO Fund), or, in the case of hedging positions, that the Portfolio’s (or Underlying PIMCO Fund’s) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s (or Underlying PIMCO Fund’s) investments in foreign currency denominated securities may reduce the returns of the Portfolio (or Underlying PIMCO Fund).

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Underlying PIMCO Funds will be exposed to credit risk to parties with whom they trade and will also bear the risk of settlement default. The Underlying PIMCO Funds minimize concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Underlying PIMCO Funds could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Underlying PIMCO Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Underlying PIMCO Funds have unsettled or open transactions will default. Financial assets, which potentially expose the Underlying PIMCO Funds to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Underlying PIMCO Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Underlying PIMCO Funds exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Underlying PIMCO Funds in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Underlying PIMCO Funds. The Underlying PIMCO Funds may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Underlying PIMCO Funds subsequently decreases, the Underlying PIMCO Funds would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Underlying PIMCO Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio is subject to various netting arrangements, with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.45%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.40%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted

ANNUAL REPORT	DECEMBER 31, 2013	21

Notes to Financial Statements (Cont.)

pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has contractually agreed, through May 1, 2014, to reduce total annual portfolio operating expenses for the Portfolio by waiving a portion of its Supervisory and Administrative

Fee or reimbursing the Portfolio, to the extent that they would exceed, due to the payment of organizational expenses and pro rata Trustees’ Fees, the sum of such Portfolio’s Investment Advisory Fee, service fees, Supervisory and Administrative Fees and other expenses borne by the Portfolio not covered by the Supervisory and Administrative Fee as described above (other than organizational expenses and pro rata Trustees’ Fees), plus 0.49 basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of December 31, 2013, the remaining recoverable amount to PIMCO was $26,658.

(f) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2014, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the expenses attributable to the Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Portfolio’s Investment Advisory and Supervisory and Administrative Fees are greater than or equal to the Investment Advisory and Supervisory and Administrative Fees of the Underlying PIMCO Funds. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2013, the amount was $1,052,388.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2013, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$2,917	$2,913	$275,528	$67,383

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2013		Period From 04/30/2012 to 12/31/2012
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	20,835	$218,273	9,555	$95,465
Advisor Class	1,138	11,988	0	0
Issued as reinvestment of distributions
Administrative Class	1,694	17,773	115	1,143
Advisor Class	69	717	0	0
Cost of shares redeemed
Administrative Class	(4,118)	(43,227)	(656)	(6,560)
Advisor Class	(57)	(610)	0	0
Net increase resulting from Portfolio share transactions	19,561	$204,914	9,014	$90,048

As of December 31, 2013, one shareholder owned 10% or more of the total Portfolio’s outstanding shares comprising 93% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years.

As of December 31, 2013, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal year ending in 2012, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

ANNUAL REPORT	DECEMBER 31, 2013	23

Notes to Financial Statements (Cont.)

December 31, 2013

As of December 31, 2013, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$2,065	$5,019	$(4,110)	$(1)	$—	$—	$—

(1)	Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and options contracts for federal income tax purposes.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through December 31, 2013 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2013 through December 31, 2013, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2013, the Portfolio had no accumulated capital losses.

As of December 31, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$302,363	$2,711	$(6,821)	$(4,110)

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2013 and December 31, 2012, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2013	$13,955	$4,535	$—
12/31/2012	$1,143	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

24	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO Global Diversified Allocation Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO Global Diversified Allocation Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for the period April 30, 2012 (commencement of operations) through December 31, 2012 and for the year ended December 31, 2013, and the financial highlights for the Advisor Class for the period April 30, 2013 (commencement of Advisor Class operations) through December 31, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2014

ANNUAL REPORT	DECEMBER 31, 2013	25

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOS	Banc of America Securities LLC	SSB	State Street Bank and Trust Co.

Currency Abbreviations:
USD (or $)	United States Dollar

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange

26	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013:

5.69%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

1.62%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2013	27

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	172	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

28	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian* (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Vice President	11/2013 to Present Treasurer 08/1997 to 11/2013	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

* Effective February 3, 2014, Dr. El-Erian no longer serves as a Senior Vice President of the Trust.

ANNUAL REPORT	DECEMBER 31, 2013	29

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

30	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 12-13, 2013, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2014. The Board also considered and approved for an additional one-year term through August 31, 2014, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2014.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreement are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust and the independent Trustees.

The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 12-13, 2013 meeting. The independent Trustees also met with counsel to the Trust and the independent Trustees on August 2, 2013 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

ANNUAL REPORT	DECEMBER 31, 2013	31

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2012, including, but not limited to, undertaking significant technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2013. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2013 and other performance data, as available, for the periods ended June 30, 2013 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2013 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 12-13, 2013 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2013.

32	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Board noted that, for periods ending May 31, 2013, the Administrative Class of 71%, 92% and 100% of the Portfolios outperformed their Lipper category median in the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 86% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2013 (based on the performance of the Administrative Class). The Board also noted that ten of 13 Portfolios, representing 93% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2013, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $23 billion as of May 31, 2013.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expense ratios in their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the size of the assets under management with PIMCO, the manner in which similar portfolios may be managed, different requirements with

ANNUAL REPORT	DECEMBER 31, 2013	33

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to

34	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively; had been reduced for some Portfolios over time; had been held steady for most Portfolios as assets grew, or declined in the case of some Portfolios; and continued to be competitive compared with peers. The Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. The Trustees noted that the benefits of the unified fee were apparent during the recent financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC supported the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and in return for the fees paid to RALLC by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2013	35

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT30AR_123113

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2013

PIMCO Global Multi-Asset Portfolio

Share Class

■	Administrative

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Consolidated Statement of Assets and Liabilities	8
Consolidated Statement of Operations	9
Consolidated Statements of Changes in Net Assets	10
Consolidated Schedule of Investments	11
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	42
Glossary	43
Federal Income Tax Information	44
Management of the Trust	45
Privacy Policy	47
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	48

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2013. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

The past twelve months were marked by ongoing periods of heightened bond market volatility brought on by uncertainty around central bank monetary and fiscal policy, geopolitical concerns, and a slower than hoped for rebound in the global economy. Following a particularly bumpy third quarter, however, all financial markets completed the year along a relatively smoother path. Federal Reserve (“Fed”) Chairman Ben Bernanke laid the groundwork in September, when he clarified the Fed’s commitment to maintain its quantitative easing (“QE”) bond purchase program of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero-bound range. The nomination of Janet Yellen to the Chairmanship further helped to reassure investors that the Fed would be committed to the continuation of their accommodative policies.

As investors were made particularly aware, beginning in mid-May conditions in financial markets deteriorated rapidly as markets reacted to signals by the Fed that it might begin to slow the pace of its asset purchases. This shift in tone fueled a broad-based sell-off within fixed income assets throughout the summer, undermining market liquidity and sending yields higher across the risk spectrum.

By mid-September, however, the Fed announced its intent to delay any tapering until more convincing indicators of economic growth become apparent and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore higher) and a rally across most equity markets. The Fed also maintained the Federal Funds Rate within a narrow range of zero to 25 basis points. Into October, investors were once again kept on edge by the uncertain fiscal policy and political landscape—namely the partial shutdown of the U.S. government that began during the first week of October, the ongoing debt ceiling negotiations between the White House and Congress, and confirmation proceedings for the next Fed Chairman. Investors were relieved by the last-minute deal announced on October 17 that reached an agreement to reopen the U.S. government and raise the debt ceiling.

In November, relative calm prevailed across most fixed income markets, and equity markets continued to rally. The European Central Bank (“ECB”) reduced their main policy rate (or the interest rate at which it lends money to banks) by 25 basis points to 0.25%, likely due to their concern over lower than expected inflation and a weak global growth outlook. The Bank of England (“BOE”) unanimously voted to leave its main policy rate unchanged amid a pickup in economic growth and expectations that this would lead to an eventual decline in the U.K. unemployment rate.

Towards the latter part of December, the Fed announced that beginning in January 2014 it intends to gradually exit its bond-buying program, by reducing it from $85 billion to $75 billion spread equally across mortgage and U.S. Treasury purchases. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee (“FOMC”) provided even greater assurances that the policy rate would remain near a zero-bound range until signs of sustainable growth are more broadly evident in the U.S. economy. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

U.S. Treasuries underperformed most other developed sovereign bond markets on a hedged basis as investors reacted to the various Fed announcements regarding the tapering of their QE bond purchase program. In particular, U.S. Treasury yields rose to their highest level in late December as investors reacted to the Fed’s announcement that it would begin the reduction of its asset purchases starting in January 2014. This decision was made on the back of improving economic data, which included a lower unemployment rate, respectable monthly job reports, and improving housing fundamentals. The benchmark ten-year U.S. Treasury note yielded 3.03% at the end of the reporting period, as compared to 1.76% on December 31, 2012. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 2.02% for the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 8.61% over the period, underperforming nominal U.S. Treasuries. U.S. TIPS sold off, particularly during the second quarter of the reporting period, as the market began to price in the inevitable Fed tapering decision, which was officially announced in December. The decision by the Fed to initiate the tapering of asset purchases was validated via stronger jobs and GDP data, with continual weaker inflation data adding further pressure to U.S. TIPS valuations towards the latter part of the period. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 9.52% over the period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries even with the Fed’s announcement that it would begin to reduce its asset purchases in January 2014. The announcement, however, did lead to differentiated performance among coupons, with lower coupons underperforming, as these bonds have been the largest beneficiaries of Fed purchases. Prices for non-Agency mortgages rose on limited outstanding supply, improving risk appetite and ongoing signs of recovery in the housing sector. Commercial MBS also outperformed amid strong investor demand and a continued rebound in property valuations.

■

The U.S. investment grade credit market, as measured by the Barclays U.S. Credit Index, declined 2.01% for the period, but outperformed like-duration U.S. Treasuries as spreads tightened, ending the year at the lowest level since the global financial crisis began. This positive performance was supported by improving global growth fundamentals and continued easy monetary policy. The high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 7.42% for the period. The sector was one of the best-performing fixed income sectors, benefiting from relatively sound fundamentals and investor demand for higher yielding assets with lower interest rate sensitivity.

■

Emerging markets (“EM”) external debt underperformed U.S. Treasuries during the year and was impacted by the second quarter sell-off. Country-specific stories and the risk-on market sentiment following the Fed tapering announcement supported lower spreads in the fourth quarter, particularly in December. EM local assets particularly underperformed U.S. Treasuries during the period, as weaker EM currencies and increases in local yields weighed on overall returns.

■

Developed market equities posted strong performance in 2013, despite a period marked by considerable volatility and uncertainty around central bank policy. U.S. equities, as measured by the S&P 500 Index, returned 32.39%. Global equities, as represented by the MSCI All Country World Index Net USD and MSCI World Index, returned 22.80% and 26.68%, respectively. Emerging market equities (“EM”), as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.60%. EM equities underperformed developed market equities due to declining earnings growth and rising interest rates in the U.S. which placed pressure on local EM currencies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2014

ANNUAL REPORT	DECEMBER 31, 2013	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Global Multi-Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in Institutional Class or Class M shares of any of the funds of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, the “Acquired Funds”). The Portfolio may invest in a combination of affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom.

A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The principal risks of investing in the Portfolio include risks from direct investments and/or indirect exposure through investment in Acquired Funds. Among the principal risks of investing in the Portfolio are allocation risk, Acquired Fund risk, interest rate risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, short sales risk, tax risk, subsidiary risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio or an Acquired Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio or an Acquired Fund. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s or Acquired Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio or Acquired Fund may engage in such transactions regardless of whether the Portfolio or Acquired Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio or an Acquired Fund may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s or Acquired Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio or an Acquired Fund invests in emerging market debt, both may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

4	PIMCO VARIABLE INSURANCE TRUST

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Acquired Funds, which includes the Underlying PIMCO Funds and other funds, in addition to the Portfolio’s direct fees and expenses.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2013 to December 31, 2013.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2013	5

PIMCO Global Multi-Asset Portfolio

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

Mutual Funds	56.6%
Short-Term Instruments	17.0%
U.S. Treasury Obligations	12.2%
Exchange-Traded Funds	11.9%
Corporate Bonds & Notes	1.5%
Other	0.8%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	1 Year	Class Inception (04/15/2009)
PIMCO Global Multi-Asset Portfolio Administrative Class	-7.87%	5.88%
MSCI World Index±	26.68%	17.39%
1 Month USD LIBOR Index +5%±±	5.19%	5.24%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.65% for Administrative Class shares.

± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 24 developed market country indices. It is not possible to invest directly in an unmanaged index.

±± The 1 Month LIBOR +5% benchmark is created by adding 5% to the annual return of 1 Month LIBOR. The 1 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (1 month) in England’s Eurodollar market. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/13)	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,002.90	$1,021.73
Expenses Paid During Period†	$3.48	$3.52
Net Annualized Expense Ratio††	0.69%	0.69%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 9 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Global Multi-Asset Portfolio seeks maximum long-term absolute return, consistent with prudent management of portfolio volatility. PIMCO uses a three-step approach in seeking to achieve the return and volatility parameters of the Portfolio’s investment objective which consists of 1) developing a target asset allocation; 2) developing a series of relative value strategies designed to add value beyond the target allocation; and 3) utilizing hedging techniques to manage risks. PIMCO evaluates these three steps and uses varying combinations of Acquired Funds and/or direct investments to implement them within the Portfolio. The Portfolio may invest in Institutional Class or Class M shares of any funds (except funds of funds) of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies (“Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, “Acquired Funds”).

»	Holdings of developed markets equities benefited performance as the MSCI World Index gained 26.68% during the reporting period.

»	An allocation to emerging markets equities detracted from performance as the MSCI Emerging Markets Index declined during the reporting period.

»

Duration (or sensitivity to changes in market interest rates) positioning detracted from performance, driven by long positioning in the U.S. and Australia, as sovereign yields in both markets rose during the reporting period.

»	Exposure to emerging markets bonds, primarily through long exposure to interest rates in Brazil, detracted from performance as interest rates in Brazil rose during the reporting period.

»	Holdings of inflation-linked bonds focused on U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from performance as U.S. TIPS posted negative returns during the reporting period.

»

Tail-risk hedges, such as put options on U.S. equities (which seek to limit portfolio losses amid large market declines), modestly detracted from performance as the S&P 500 Index posted positive returns during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Global Multi-Asset Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2013	12/31/2012	12/31/2011	12/31/2010	04/15/2009-12/31/2009

Administrative Class
Net asset value beginning of year or period	$12.71	$12.15	$12.71	$11.80	$10.00
Net investment income (a)	0.29	0.29	0.38	0.68	0.21
Net realized/unrealized gain (loss)	(1.28)	0.77	(0.59)	0.64	1.72
Total income (loss) from investment operations	(0.99)	1.06	(0.21)	1.32	1.93
Dividends from net investment income	(0.29)	(0.45)	(0.24)	(0.38)	(0.09)
Distributions from net realized capital gains	0.00	(0.05)	(0.11)	(0.03)	(0.04)
Tax basis return of capital	(0.10)	0.00	0.00	0.00	0.00
Total distributions	(0.39)	(0.50)	(0.35)	(0.41)	(0.13)
Net asset value end of year or period	$11.33	$12.71	$12.15	$12.71	$11.80
Total return	(7.87)%	8.87%	(1.73)%	11.35%	19.25%
Net assets end of year or period (000s)	$304,038	$367,447	$317,925	$166,517	$11,715
Ratio of expenses to average net assets	0.68%	0.67%	0.68%	0.68%	0.86	%*
Ratio of expenses to average net assets excluding waivers	1.14%	1.17%	1.14%	1.12%	1.64	%*
Ratio of expenses to average net assets excluding interest expense	0.67%	0.67%	0.68%	0.68%	0.86	%*
Ratio of expenses to average net assets excluding interest expense and waivers	1.13%	1.17%	1.14%	1.12%	1.64	%*
Ratio of net investment income to average net assets	2.41%	2.30%	2.96%	5.57%	2.56	%*
Portfolio turnover rate	116%**	133%**	38%**	71%**	136%

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	7

Consolidated Statement of Assets and Liabilities PIMCO Global Multi-Asset Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2013

Assets:
Investments, at value
Investments in securities*	$375,348
Investments in Affiliates	1,043,080
Financial Derivative Instruments
Exchange-traded or centrally cleared	5,215
Over the counter	30,286
Cash	3
Deposits with counterparty	35,647
Foreign currency, at value	19,003
Receivable for investments sold	11
Receivable for Portfolio shares sold	23
Interest and dividends receivable	1,595
Dividends receivable from Affiliates	2,609
Reimbursement receivable from PIMCO	5
1,512,825

Liabilities:
Financial Derivative Instruments
Exchange-traded or centrally cleared	$2,847
Over the counter	14,054
Payable for investments purchased	14
Payable for investments in Affiliates purchased	2,639
Deposits from counterparty	15,760
Payable for Portfolio shares redeemed	2,130
Accrued investment advisory fees	621
Accrued supervisory and administrative fees	70
Accrued distribution fees	246
Accrued servicing fees	39
38,420

Net Assets	$1,474,405

Net Assets Consist of:
Paid in capital	$1,600,675
(Overdistributed) net investment income	(37,599)
Accumulated undistributed net realized (loss)	(58,070)
Net unrealized (depreciation)	(30,601)
$1,474,405

Net Assets:
Institutional Class	$1,737
Administrative Class	304,038
Advisor Class	1,168,630

Shares Issued and Outstanding:
Institutional Class	153
Administrative Class	26,826
Advisor Class	102,712

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$11.34
Administrative Class	11.33
Advisor Class	11.38

Cost of Investments in Securities	$419,856
Cost of Investments in Affiliates	$1,026,999
Cost of Foreign Currency Held	$19,009
Cost or Premiums of Financial Derivative Instruments, net	$16,940

* Includes repurchase agreements of:	$1,540

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Operations PIMCO Global Multi-Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2013

Investment Income:
Interest	$14,137
Dividends, net of foreign taxes*	6,385
Dividends from Investments in Affiliates	32,088
Miscellaneous income	13
Total Income	52,623

Expenses:
Investment advisory fees	15,833
Supervisory and administrative fees	1,007
Servicing fees - Administrative Class	518
Distribution and/or servicing fees - Advisor Class	3,431
Trustees’ fees	32
Interest expense	134
Total Expenses	20,955
Waiver and/or Reimbursement by PIMCO	(7,841)
Net Expenses	13,114

Net Investment Income	39,509

Net Realized Gain (Loss):
Investments in securities	(43,956)
Investments in Affiliates	21,434
Net capital gain distributions received from Affiliate investments	8,536
Exchange-traded or centrally cleared financial derivative instruments	(89,771)
Over the counter financial derivative instruments	(18,022)
Foreign currency	(1,577)
Net Realized (Loss)	(123,356)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(65,732)
Investments in Affiliates	(10,593)
Exchange-traded or centrally cleared financial derivative instruments	4,401
Over the counter financial derivative instruments	11,071
Foreign currency assets and liabilities	(23)
Net Change in Unrealized (Depreciation)	(60,876)
Net (Loss)	(184,232)

Net (Decrease) in Net Assets Resulting from Operations	$(144,723)

* Foreign tax withholdings - Dividends	$9

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	9

Consolidated Statements of Changes in Net Assets PIMCO Global Multi-Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2013	Year Ended December 31, 2012

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$39,509	$40,571
Net realized (loss)	(123,356)	(33,471)
Net change in unrealized appreciation (depreciation)	(60,876)	146,910
Net increase (decrease) resulting from operations	(144,723)	154,010

Distributions to Shareholders:
From net investment income
Institutional Class	(44)	(0)^
Administrative Class	(8,238)	(12,773)
Advisor Class	(31,226)	(47,620)
From net realized capital gains
Institutional Class	0	(0)^
Administrative Class	0	(1,451)
Advisor Class	0	(6,026)
Tax basis return of capital
Institutional Class	(13)	0
Administrative Class	(2,911)	0
Advisor Class	(11,567)	0

Total Distributions	(53,999)	(67,870)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(218,287)	72,476
Net increase (decrease) in capital	(417,009)	158,616

Net Assets:
Beginning of year	1,891,414	1,732,798
End of year*	$1,474,405	$1,891,414

* Including undistributed (overdistributed) net investment income of:	$(37,599)	$29,674

**	See note 13 in the Notes to Financial Statements.
^	Amount is less than $500.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Global Multi-Asset Portfolio

December 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 25.5%

CORPORATE BONDS & NOTES 1.4%

BANKING & FINANCE 1.1%
Banco Santander Brasil S.A.
2.343% due 03/18/2014		$1,900	$1,900
Barclays Bank PLC
7.625% due 11/21/2022		3,500	3,736
Credit Suisse AG
6.500% due 08/08/2023		3,400	3,625
KBC Bank NV
8.000% due 01/25/2023		3,400	3,766
Rabobank Group
6.875% due 03/19/2020	EUR	2,400	3,750

			16,777

INDUSTRIALS 0.2%
New York Times Co.
5.000% due 03/15/2015		$2,000	2,095
Time Warner Entertainment Co. LP
8.375% due 03/15/2023		300	345

			2,440

UTILITIES 0.1%
Tokyo Electric Power Co., Inc.
4.500% due 03/24/2014	EUR	1,200	1,661

Total Corporate Bonds & Notes (Cost $20,636)			20,878

U.S. GOVERNMENT AGENCIES 0.1%
Fannie Mae
2.440% due 08/01/2022		$196	186
2.850% due 06/01/2022		200	195
2.920% due 06/01/2022		600	582
3.000% due 01/01/2022		393	391

Total U.S. Government Agencies (Cost $1,433)			1,354

U.S. TREASURY OBLIGATIONS 11.8%
U.S. Treasury Inflation Protected Securities (c)
0.625% due 02/15/2043		14,648	11,259
0.750% due 02/15/2042		72,815	58,528
2.125% due 02/15/2040		4,430	4,974
2.125% due 02/15/2041		7,892	8,862
U.S. Treasury Notes
0.250% due 05/31/2014		300	300
0.250% due 05/31/2014 †		500	500
0.250% due 08/31/2014		287	287
0.250% due 08/31/2014 †		2,700	2,703
0.250% due 09/15/2014		400	400
0.250% due 09/15/2014 †		1,100	1,101
0.250% due 10/31/2014 †		5,000	5,005
0.250% due 11/30/2014 †		100	100
0.250% due 01/15/2015 †		2,300	2,302
0.375% due 11/15/2014 †		100	100
0.500% due 08/15/2014 †		200	201
0.500% due 10/15/2014		1,200	1,203
0.500% due 10/15/2014 †		1,300	1,304
0.625% due 07/15/2014		1,500	1,504
0.625% due 07/15/2014 †		200	201
0.750% due 06/15/2014 †		200	201
1.000% due 01/15/2014		300	300
1.000% due 05/15/2014		700	702
2.000% due 02/15/2023 (j)		76,800	71,124

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.250% due 05/31/2014		$300	$303

Total U.S. Treasury Obligations (Cost $207,427)			173,464

MORTGAGE-BACKED SECURITIES 0.2%
American Home Mortgage Assets Trust
0.355% due 09/25/2046		1,819	1,293
Structured Adjustable Rate Mortgage Loan Trust
5.089% due 01/25/2036 ^		1,584	1,241

Total Mortgage-Backed Securities (Cost $2,288)			2,534

ASSET-BACKED SECURITIES 0.1%
Residential Asset Securities Corp. Trust
0.315% due 07/25/2036		1,533	1,323

Total Asset-Backed Securities (Cost $1,200)			1,323

SOVEREIGN ISSUES 0.4%
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2014	BRL	2,854	1,210
Mexico Government International Bond
4.500% due 11/22/2035 (c)	MXN	24,743	2,090
New Zealand Government Bond
5.500% due 04/15/2023	NZD	250	218
New Zealand Government CPI Linked Bond
2.000% due 09/20/2025		3,600	2,776

Total Sovereign Issues (Cost $7,219)			6,294

		SHARES
COMMON STOCKS 0.0%

CONSUMER DISCRETIONARY 0.0%
SFX Entertainment, Inc. (a)		12,011	144

Total Common Stocks (Cost $156)			144

EXCHANGE-TRADED FUNDS 10.5%
iShares China Large Cap Index Fund		1,544,557	59,234
SPDR Gold Shares †		239,486	27,821
Vanguard FTSE Emerging Markets ETF		1,641,322	67,524

Total Exchange-Traded Funds (Cost $164,720)			154,579

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 1.0%

REPURCHASE AGREEMENTS (e) 0.1%
			1,540

SHORT-TERM NOTES 0.1%
Federal Home Loan Bank
0.073% due 03/28/2014		$100	100
Freddie Mac
0.101% due 07/01/2014 †		200	200
0.115% due 07/01/2014 †		300	300
0.122% due 07/11/2014 †		400	400
0.152% due 02/24/2014		300	300
0.162% due 02/04/2014		100	100

			1,400

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.8%
0.065% due 01/09/2014 - 12/11/2014 †(b)(g)(i)	$11,841	$11,838

Total Short-Term Instruments (Cost $14,777)		14,778

Total Investments in Securities (Cost $419,856)		375,348

	SHARES
INVESTMENTS IN AFFILIATES 70.7%

MUTUAL FUNDS (d) 54.4%
PIMCO Emerging Local Bond Fund	6,317,659	58,944
PIMCO Emerging Markets Corporate Bond Fund	2,560,332	28,906
PIMCO EqS Pathfinder Fund®	6,972,890	83,465
PIMCO EqS® Dividend Fund	8,663,298	106,472
PIMCO EqS® Emerging Markets Fund	10,889,964	95,832
PIMCO EqS® Long/Short Fund	1,204,894	14,386
PIMCO Income Fund	18,454,210	226,248
PIMCO Investment Grade Corporate Bond Fund	4,039,712	41,367
PIMCO Mortgage Opportunities Fund	1,276,757	13,968
PIMCO RealEstateRealReturn Strategy Fund	891,129	3,413
PIMCO StocksPLUS® Fund	2,316,477	22,678
PIMCO Total Return Fund	1,861,266	19,897
PIMCO Unconstrained Bond Fund	7,857,685	87,142

Total Mutual Funds (Cost $786,612)		802,718

EXCHANGE-TRADED FUNDS 1.0%
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	138,000	14,678

Total Exchange-Traded Funds (Cost $14,672)		14,678

SHORT-TERM INSTRUMENTS 15.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 15.3%
PIMCO Short-Term Floating NAV Portfolio	22,557,095	225,684

Total Short-Term Instruments (Cost $225,715)		225,684

Total Investments in Affiliates (Cost $1,026,999)		1,043,080

Total Investments 96.2% (Cost $1,446,855)		1,418,428

Financial Derivative Instruments (i) 1.3% (Cost or Premiums, net $16,940)		18,600

Other Assets and Liabilities, net 2.5%		37,377

Net Assets 100.0%		$1,474,405

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	11

Consolidated Schedule of Investments PIMCO Global Multi-Asset Portfolio (Cont.)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
JPS	0.050%	12/31/2013	01/02/2014	$600	Freddie Mac 2.255% due 12/05/2022	$(622)	$600	$600
SAL	0.010%†	12/31/2013	01/02/2014	400	U.S. Treasury Notes 0.750% due 12/31/2017	(409)	400	400
SSB	0.000%	12/31/2013	01/02/2014	540	Freddie Mac 2.080% due 10/17/2022	(557)	540	540

Total Repurchase Agreements						$(1,588)	$1,540	$1,540

(1)	Includes accrued interest.

As of December 31, 2013, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowing while outstanding during the period ended December 31, 2013 was $197,034 at a weighted average interest rate of 0.039%.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
PIMCO Global Multi-Asset Portfolio
Global/Master Repurchase Agreement
DEU	$0	$0	$0	$0	$0	$(352)	$(352)
JPS	600	0	0	0	600	(622)	(22)
SSB	540	0	0	0	540	(557)	(17)

PIMCO Cayman Commodity Portfolio II, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
SAL	400	0	0	0	400	(409)	(9)

Total Borrowings and Other Financing Transactions	$1,540	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOE S&P 500 Index	1,825.000	01/18/2014	249	$494	$868

Total Purchased Options				$494	$868

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Cocoa March Futures †	Long	03/2014	37	$(38)	$0	$(1)
Cocoa May Futures †	Long	05/2014	16	(13)	0	0
Copper March Futures †	Long	03/2014	39	64	14	0

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Corn March Futures †	Short	03/2014	41	$7	$3	$0
E-mini S&P 500 Index March Futures	Long	03/2014	696	1,007	223	0
Euro-OAT France Government Bond March Futures	Short	03/2014	344	820	0	(38)
Gold 100 oz. February Futures †	Short	02/2014	41	144	6	0
Hang Seng China Enterprises Index January Futures	Long	01/2014	212	266	102	(134)
Henry Hub Natural Gas February Futures †	Long	01/2014	12	(24)	0	(24)
IBEX 35 Index January Futures	Long	01/2014	118	930	47	(4)
Live Cattle February Futures †	Long	02/2014	45	10	0	(8)
New York Harbor ULSD February Futures †	Long	01/2014	19	(6)	7	0
OMX Stockholm 30 Index January Futures	Long	01/2014	367	344	0	(9)
Platinum April Futures †	Short	04/2014	72	(3)	0	(24)
RBOB Gasoline February Futures †	Long	01/2014	26	(45)	0	(1)
Russell 2000 Mini Index March Futures	Short	03/2014	390	(2,303)	0	(187)
S&P CNX Nifty Index January Futures	Long	01/2014	1,141	(41)	40	0
Silver March Futures †	Short	03/2014	33	99	40	0
Soybean March Futures †	Long	03/2014	35	(59)	0	(28)
Sugar No. 11 March Futures †	Short	02/2014	317	346	0	(11)
U.S. Treasury 5-Year Note March Futures	Long	03/2014	1,790	(1,419)	0	(168)
U.S. Treasury 10-Year Note March Futures	Long	03/2014	1,055	(2,375)	0	(181)
U.S. Treasury 30-Year Bond March Futures	Short	03/2014	26	31	12	0
United Kingdom Government 10-Year Gilt March Futures	Long	03/2014	197	(817)	157	0
Volatility S&P 500 Index January Futures	Short	01/2014	81	119	0	(4)
Wheat March Futures †	Short	03/2014	157	312	0	(37)
WTI Crude January Futures †	Long	01/2014	11	5	0	(10)

Total Futures Contracts				$(2,639)	$651	$(869)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
iTraxx Europe Crossover 18 Index	(5.000%	)	12/20/2017	EUR 12,730	$(1,984)	$(1,385)	$18	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	0.800%	07/15/2014	$	28,200	$(150)	$(53)	$0	$(0)
Receive	3-Month USD-LIBOR	1.200%	07/15/2015		3,800	(65)	(37)	1	0
Receive	3-Month USD-LIBOR	0.750%	06/19/2016		5,400	(14)	9	2	0
Pay	3-Month USD-LIBOR	2.500%	12/18/2020		109,800	331	(780)	0	(391)
Pay	3-Month USD-LIBOR	3.000%	03/21/2023		182,100	(11,183)	(10,571)	0	(661)
Receive	3-Month USD-LIBOR	3.000%	12/18/2023		73,100	488	(429)	413	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2033		44,200	6,653	6,255	431	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		64,800	5,145	2,913	826	0
Receive	3-Month USD-LIBOR	3.250%	12/18/2043		70,500	8,900	5,269	870	0
Pay	6-Month AUD-BBR-BBSW	3.250%	09/11/2015	AUD	15,400	41	36	9	0
Pay	6-Month AUD-BBR-BBSW	3.500%	12/11/2018		28,100	(292)	(366)	64	0
Pay	6-Month AUD-BBR-BBSW	3.750%	12/11/2018		64,500	(8)	(345)	147	0
Pay	6-Month AUD-BBR-BBSW	3.500%	03/15/2023		19,800	(1,317)	(1,180)	52	0
Pay	6-Month AUD-BBR-BBSW	3.750%	03/15/2023		16,700	(812)	(936)	45	0
Pay	6-Month AUD-BBR-BBSW	3.975%	03/15/2023		2,800	(91)	(91)	8	0
Pay	6-Month AUD-BBR-BBSW	4.000%	03/15/2023		4,350	(134)	(134)	12	0
Pay	6-Month AUD-BBR-BBSW	4.250%	03/15/2023		3,600	(47)	(73)	10	0
Pay	6-Month AUD-BBR-BBSW	4.000%	12/11/2023		5,700	(241)	(253)	16	0
Pay	6-Month AUD-BBR-BBSW	4.250%	12/11/2023		21,500	(513)	(667)	61	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	13

Consolidated Schedule of Investments PIMCO Global Multi-Asset Portfolio (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	6-Month EUR-EURIBOR	3.000%	09/18/2023	EUR	159,900	$825	$1,438	$0	$(292)
Pay	6-Month GBP-LIBOR	2.000%	03/19/2019	GBP	78,800	(1,662)	(1,880)	231	0
Receive	6-Month GBP-LIBOR	3.000%	03/21/2042		9,200	1,162	438	0	(117)
Receive	6-Month GBP-LIBOR	3.500%	03/19/2044		36,930	(434)	1,349	0	(517)
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	15,080,000	(1,598)	1,761	480	0

						$4,984	$1,673	$3,678	$(1,978)

Total Swap Agreements						$3,000	$288	$3,696	$(1,978)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2013:

(g)	Securities with an aggregate market value of $163 and cash of $35,647 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
PIMCO Global Multi-Asset Portfolio (4)	$868	$581	$3,696	$5,145	$0	$(725)	$(1,978)	$(2,703)
PIMCO Cayman Commodity Portfolio II, Ltd. (Subsidiary) (4)	0	70	0	70	0	(144)	0	(144)

Total Exchange-Traded or Centrally Cleared	$868	$651	$3,696	$5,215	$0	$(869)	$(1,978)	$(2,847)

(4)

The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
Counterparty								Asset	Liability
BOA	01/2014		BRL	9,097	$		3,866	$10	$0
	01/2014		EUR	16,921			23,283	5	0
	01/2014		GBP	500			818	0	(10)
	01/2014		JPY	56,737			550	11	0
	01/2014	$		3,883		BRL	9,097	0	(27)
	01/2014			1,600		CAD	1,701	1	0
	01/2014			9,035		CHF	8,000	0	(66)
	01/2014			15,849		INR	991,335	141	0
	01/2014			3,779		MXN	49,000	0	(30)
	01/2014			15,573		MYR	50,004	0	(317)
	01/2014			650		NOK	3,989	7	0
	01/2014			369		NZD	450	1	0
	04/2014		INR	991,335	$		15,485	0	(176)
	04/2014		MYR	50,004			15,500	325	0

BPS	01/2014		BRL	42,653			19,132	1,053	0
	01/2014		EUR	600			824	0	(1)
	01/2014		INR	12,562			203	0	0
	01/2014	$		682		AUD	750	0	(12)
	01/2014			18,208		BRL	42,653	0	(129)
	01/2014			3,174		COP	6,118,749	0	(5)
	01/2014			200		INR	12,562	3	0
	01/2014			369		NZD	450	1	0
	02/2014		JPY	52,539	$		500	1	0
	03/2014		COP	6,118,749			3,162	3	0

BRC	01/2014		BRL	22,765			9,718	69	0
	01/2014		CZK	32,190			1,686	64	0
	01/2014		EUR	1,500			2,010	0	(53)
	01/2014		GBP	900			1,477	0	(13)
	01/2014		NZD	3,580			2,932	0	(13)
	01/2014		PHP	163,405			3,746	57	0
	01/2014	$		799		AUD	900	3	0
	01/2014			9,809		BRL	22,765	0	(159)

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
Counterparty								Asset	Liability
	01/2014	$		16,964		GBP	10,418	$288	$0
	01/2014			550		NOK	3,383	8	0
	02/2014		GBP	8,606	$		14,007	0	(241)
	02/2014		JPY	52,539			500	1	0

CBK	01/2014		AUD	13,200			12,218	442	0
	01/2014		CHF	2,125			2,312	0	(70)
	01/2014		GBP	9,156			15,017	0	(145)
	01/2014		HUF	206,612			935	0	(20)
	01/2014		INR	991,335			15,466	0	(523)
	01/2014		TWD	128,048			4,371	76	0
	01/2014	$		4,797		AUD	5,272	0	(90)
	01/2014			2,114		CHF	1,875	0	(12)
	01/2014			23,295		EUR	16,921	0	(17)
	01/2014			2,729		GBP	1,688	66	0
	01/2014			200		RUB	6,584	0	(1)
	02/2014		EUR	16,921	$		23,295	17	0

DUB	01/2014		BRL	14,566			6,241	67	0
	01/2014		EUR	550			753	0	(3)
	01/2014		GBP	500			818	0	(10)
	01/2014		PLN	29,794			9,771	0	(74)
	01/2014	$		7,118		BRL	16,715	10	(44)
	01/2014			550		CAD	586	1	0
	01/2014			1,100		NOK	6,755	13	0
	01/2014			2,922		NZD	3,580	22	0
	01/2014			400		RUB	13,162	0	(1)
	01/2014			9,074		TRY	18,742	0	(376)
	02/2014		NZD	3,580	$		2,916	0	(22)
	02/2014	$		2,670		EUR	1,949	11	0
	03/2014		CAD	7,248	$		6,800	0	(10)
	04/2014		TRY	18,742			8,910	380	0
	09/2015	$		1,547		CNY	9,400	0	(18)

FBF	01/2014		BRL	51,639	$		22,036	149	0
	01/2014		EUR	550			753	0	(3)
	01/2014		GBP	500			818	0	(10)
	01/2014		IDR	49,610,009			4,240	178	0
	01/2014		JPY	225,000			2,254	117	0
	01/2014			$22,030		BRL	51,639	0	(143)
	01/2014			7,314		CHF	6,625	113	0
	01/2014			6,740		GBP	4,125	90	0
	02/2014		BRL	51,639	$		21,856	144	0
	02/2014		SGD	1,204			961	7	0
	04/2014		PEN	10,212			3,602	0	(3)
	04/2014			$1,867		PEN	5,305	6	0

GLM	01/2014		BRL	35,152	$		15,343	444	0
	01/2014		COP	6,118,749			3,219	49	0
	01/2014		EUR	1,250			1,710	1	(11)
	01/2014		JPY	762,819			7,463	219	0
	01/2014		THB	278,175			8,588	128	0
	01/2014			$1,518		AUD	1,700	0	(2)
	01/2014			15,005		BRL	35,152	0	(106)
	01/2014			550		CAD	584	0	0
	01/2014			4,759		EUR	3,500	56	0
	01/2014			900		MXN	11,726	0	(2)
	01/2014			1,100		NOK	6,727	9	0
	04/2014		CLP	2,364,375	$		4,386	0	(69)

HUS	01/2014		BRL	148,212			63,268	446	0
	01/2014		TWD	476,928			16,115	119	0
	01/2014			$63,893		BRL	149,159	0	(672)
	01/2014			250		MXN	3,265	0	0
	01/2014			650		NOK	3,989	7	0
	01/2014			200		RUB	6,607	0	0
	01/2014		ZAR	17,098	$		1,713	86	0
	02/2014		EUR	2,859			3,926	0	(7)
	02/2014		JPY	1,253,700			12,625	718	0
	02/2014			$74		SEK	475	0	0

JPM	01/2014		BRL	37,065	$		16,709	999	0
	01/2014		HKD	101,166			13,049	2	0
	01/2014		IDR	3,709,836			311	8	0
	01/2014		JPY	171,630			1,650	20	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	15

Consolidated Schedule of Investments PIMCO Global Multi-Asset Portfolio (Cont.)

	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
Counterparty								Asset	Liability
	01/2014		KRW	14,051,453	$		12,825	$0	$(501)
	01/2014		PLN	4,742			1,524	0	(42)
	01/2014		RUB	130,741			3,997	33	(5)
	01/2014		TRY	18,742			9,183	485	0
	01/2014	$		1,129		AUD	1,238	0	(24)
	01/2014			17,105		BRL	39,900	0	(198)
	01/2014			3,728		CNY	22,866	39	0
	01/2014			2,299		KRW	2,454,872	29	0
	01/2014			1,532		PHP	66,121	0	(40)
	01/2014			22,295		RUB	734,040	1	(13)
	02/2014		BRL	17,531	$		7,456	85	0
	03/2014		IDR	3,709,837			306	7	0
	04/2014		RUB	720,850			21,576	2	0

MSC	01/2014		BRL	53,343			22,733	122	0
	01/2014		EUR	600			827	2	0
	01/2014		IDR	18,800,175			1,713	174	0
	01/2014		JPY	56,263			550	16	0
	01/2014		KRW	13,234,464			12,094	0	(457)
	01/2014		MXN	24,000			1,824	0	(13)
	01/2014	$		23,667		BRL	55,232	0	(260)
	01/2014			550		CAD	587	3	0
	01/2014			1,100		JPY	114,532	0	(12)
	01/2014			2,994		MXN	39,022	2	(11)
	01/2014			550		NOK	3,372	6	0
	01/2014		ZAR	41,259	$		4,126	200	0
	03/2014		MXN	294,151			22,268	0	(148)

RBC	01/2014		GBP	550			898	0	(13)
	01/2014		JPY	56,557			550	13	0
	01/2014	$		682		AUD	750	0	(12)

RYL	01/2014		EUR	650	$		883	0	(11)
	01/2014		GBP	500			818	0	(10)
	01/2014		JPY	52,473			500	2	0
	01/2014	$		726		AUD	800	0	(12)

SCX	01/2014		HKD	746,018	$		96,212	4	0
	01/2014		MYR	42,139			12,630	0	(227)
	02/2014		IDR	3,709,836			308	7	0

SOG	01/2014		EUR	600			824	0	(1)
	01/2014	$		726		AUD	800	0	(12)

UAG	01/2014		BRL	103,864	$		45,919	1,895	0
	01/2014		CNY	25,855			4,215	0	(44)
	01/2014		DKK	6,527			1,169	0	(35)
	01/2014		HKD	69,410			8,955	4	0
	01/2014		IDR	16,536,669			1,500	146	0
	01/2014		JPY	52,473			500	2	0
	01/2014		KRW	2,261,850			2,125	0	(20)
	01/2014		MYR	7,865			2,492	93	0
	01/2014		RUB	590,109			17,883	0	(30)
	01/2014		TWD	310,173			10,549	146	0
	01/2014	$		1,032		AUD	1,133	0	(21)
	01/2014			44,408		BRL	103,864	0	(384)
	01/2014			550		CAD	587	3	0
	01/2014			1,192		CNY	7,350	19	0
	01/2014			118,213		HKD	916,595	0	(7)
	01/2014			800		INR	49,682	2	(1)
	01/2014			25,705		KRW	27,092,895	0	(11)
	01/2014			2,199		PHP	97,284	0	(3)
	01/2014			400		RUB	13,220	1	0
	01/2014			8,652		THB	278,175	0	(192)
	01/2014			30,931		TWD	915,149	0	(237)
	01/2014		ZAR	196,642	$		19,343	630	0
	02/2014		BRL	51,313			21,801	227	0
	02/2014		CHF	7,990			8,670	0	(290)
	02/2014		IDR	16,536,670			1,489	149	0
	02/2014		NOK	20,021			3,240	0	(56)
	02/2014		SEK	1,051			159	0	(4)
	04/2014		HKD	882,288			113,800	7	0
	04/2014		KRW	27,092,895			25,573	0	(45)
	04/2014		PHP	97,284			2,202	0	(3)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
UAG	04/2014	THB	278,175	$	8,594	$169	$0
	04/2014	TWD	870,208		29,564	311	0

Total Forward Foreign Currency Contracts						$12,308	$(7,121)

PURCHASED OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
MYC	Call - OTC WTI Crude December Futures †	$	150.000	11/17/2015	$600	$38	$1

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	02/28/2014	$	85,900	$1,525	$329
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.650%	02/28/2014		85,900	1,125	142
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020		78,100	1,353	1,824

CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.200%	07/29/2016		23,800	1,032	947

DUB	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.350%	02/28/2014		85,900	1,774	494
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.875%	04/14/2014		19,200	968	751

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	8.000%	04/16/2015		32,800	8	7

GST	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550%	02/28/2014		85,900	1,332	217

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021		79,700	3,155	3,791

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	8.000%	04/16/2015		38,700	5	8
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020		98,800	2,084	2,307
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021		101,000	4,298	4,805

								$18,659	$15,622

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC GBP versus USD	$	1.654	01/16/2014	GBP	1,000	$4	$11
	Put - OTC NZD versus USD		0.804	01/21/2014	NZD	900	3	2
	Call - OTC USD versus CAD	CAD	1.075	01/08/2014	$	1,100	3	1
	Call - OTC USD versus CAD		1.076	01/23/2014		500	2	1
	Put - OTC USD versus JPY	JPY	101.140	01/10/2014		1,100	5	0
	Call - OTC USD versus NOK	NOK	6.254	01/22/2014		1,300	7	3

BPS	Put - OTC EUR versus USD	$	1.000	05/22/2015	EUR	25,000	787	48
	Call - OTC USD versus CNY	CNY	6.310	03/28/2014	$	14,738	113	3

BRC	Put - OTC AUD versus USD	$	0.871	01/28/2014	AUD	900	3	3
	Call - OTC GBP versus USD		1.662	01/23/2014	GBP	900	4	9
	Put - OTC USD versus JPY	JPY	102.970	01/31/2014	$	1,000	4	4
	Call - OTC USD versus NOK	NOK	6.283	01/03/2014		1,100	5	0

DUB	Put - OTC EUR versus USD	$	1.000	05/22/2015	EUR	22,700	1,124	43
	Call - OTC USD versus BRL	BRL	2.458	01/02/2014	$	900	6	0
	Call - OTC USD versus CAD	CAD	1.078	01/15/2014		1,100	3	2
	Call - OTC USD versus RUB	RUB	33.440	01/09/2014		400	2	0
	Call - OTC USD versus RUB		33.400	01/27/2014		400	1	1

FBF	Call - OTC EUR versus USD	$	1.386	01/21/2014	EUR	1,100	4	7
	Call - OTC GBP versus USD		1.656	01/09/2014	GBP	1,000	4	6

GLM	Put - OTC AUD versus USD		0.876	01/13/2014	AUD	1,600	7	2
	Put - OTC AUD versus USD		0.876	01/21/2014		900	3	3
	Call - OTC USD versus MXN	MXN	13.379	01/02/2014	$	600	3	0
	Call - OTC USD versus MXN		13.304	01/16/2014		600	3	2
	Call - OTC USD versus NOK	NOK	6.234	01/15/2014		1,100	0	2

HUS	Call - OTC USD versus BRL	BRL	2.428	01/16/2014		800	5	3
	Call - OTC USD versus MXN	MXN	13.354	01/23/2014		500	2	3

JPM	Put - OTC USD versus JPY	JPY	102.720	01/17/2014		1,100	4	2

MSX	Call - OTC EUR versus USD	$	1.395	01/07/2014	EUR	1,200	4	0
	Call - OTC USD versus BRL	BRL	2.424	01/09/2014	$	800	5	1

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	17

Consolidated Schedule of Investments PIMCO Global Multi-Asset Portfolio (Cont.)

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
MSX	Call - OTC USD versus BRL	BRL	2.425	01/23/2014	$	800	$4	$5
	Call - OTC USD versus CAD	CAD	1.083	01/02/2014		1,100	3	0
	Call - OTC USD versus MXN	MXN	13.449	01/09/2014		600	4	0
	Call - OTC USD versus NOK	NOK	6.246	01/08/2014		1,100	5	0

RBC	Call - OTC GBP versus USD	$	1.656	01/02/2014	GBP	1,100	5	4

RYL	Call - OTC EUR versus USD		1.377	01/03/2014	EUR	1,300	5	4
	Put - OTC USD versus JPY	JPY	102.940	01/24/2014	$	1,000	4	3

SOG	Put - OTC AUD versus USD	$	0.890	01/06/2014	AUD	1,600	6	4
	Call - OTC EUR versus USD		1.392	01/14/2014	EUR	1,200	5	3

UAG	Call - OTC USD versus CNY	CNY	6.410	02/26/2014	$	14,817	54	0
	Call - OTC USD versus CNY		6.363	03/30/2015		4,918	73	22
	Call - OTC USD versus INR	INR	62.970	01/07/2014		200	1	0
	Call - OTC USD versus INR		63.750	01/15/2014		200	1	0
	Call - OTC USD versus INR		63.600	01/21/2014		200	1	0
	Call - OTC USD versus INR		63.680	01/28/2014		200	1	1
	Call - OTC USD versus RUB	RUB	33.600	01/13/2014		400	1	0
	Call - OTC USD versus RUB		33.520	01/21/2014		400	1	1

							$2,294	$209

Total Purchased Options							$20,991	$15,832

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
MYC	Call - OTC Brent Crude December Futures†	$160.000	11/10/2015	$600	$ (38)	$(1)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	5.200%	07/29/2016	$	90,900	$(1,138)	$(1,048)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.650%	03/03/2014		4,400	(20)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.100%	03/03/2014		4,400	(48)	(66)

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.850%	04/14/2014		80,600	(967)	(86)

GLM	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	03/31/2014		72,800	(88)	(135)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400%	01/27/2014		279,500	(598)	(2)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	01/27/2014		279,500	(1,465)	(395)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.300%	03/17/2014		19,500	(31)	(1)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.900%	03/17/2014		19,500	(88)	(150)

JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	01/27/2014		3,400	(15)	0

								$(4,458)	$(1,884)

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC iTraxx Europe 20 5-Year Index	Buy	0.700%	03/19/2014	EUR	51,900	$(61)	$(135)
	Put - OTC iTraxx Europe 20 5-Year Index	Sell	1.100%	03/19/2014		51,900	(98)	(24)

JPM	Call - OTC iTraxx Europe 20 5-Year Index	Buy	0.700%	03/19/2014		27,000	(33)	(70)
	Put - OTC iTraxx Europe 20 5-Year Index	Sell	1.100%	03/19/2014		27,000	(53)	(12)

							$(245)	$(241)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC GBP versus USD	$	1.617	01/16/2014	GBP	1,000	$ (4)	$ (1)
	Call - OTC NZD versus USD		0.834	01/21/2014	NZD	900	(3)	(3)
	Put - OTC USD versus CAD	CAD	1.051	01/08/2014	$	1,100	(3)	(1)
	Put - OTC USD versus CAD		1.052	01/23/2014		500	(1)	(2)
	Call - OTC USD versus JPY	JPY	105.150	01/10/2014		1,100	(5)	(7)
	Put - OTC USD versus NOK	NOK	6.028	01/22/2014		1,300	(7)	(10)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BRC	Call - OTC AUD versus USD	$	0.905	01/28/2014	AUD	900	$(3)	$(4)
	Put - OTC GBP versus USD		1.621	01/23/2014	GBP	900	(4)	(2)
	Call - OTC USD versus JPY	JPY	107.040	01/31/2014	$	1,000	(4)	(4)
	Put - OTC USD versus NOK	NOK	6.034	01/03/2014		1,100	(4)	(2)

DUB	Put - OTC USD versus BRL	BRL	2.329	01/02/2014		900	(5)	0
	Put - OTC USD versus CAD	CAD	1.054	01/15/2014		1,100	(2)	(2)
	Put - OTC USD versus RUB	RUB	32.440	01/09/2014		400	(1)	0
	Put - OTC USD versus RUB		32.510	01/27/2014		400	(1)	(1)

FBF	Put - OTC EUR versus USD	$	1.352	01/21/2014	EUR	1,100	(4)	(3)
	Put - OTC GBP versus USD		1.616	01/09/2014	GBP	1,000	(4)	0
	Put - OTC USD versus JPY	JPY	95.000	02/19/2014	$	33,000	(132)	(8)

GLM	Call - OTC AUD versus USD	$	0.911	01/13/2014	AUD	1,600	(6)	(1)
	Call - OTC AUD versus USD		0.907	01/21/2014		900	(3)	(3)
	Put - OTC USD versus MXN	MXN	12.772	01/02/2014	$	600	(3)	0
	Put - OTC USD versus MXN		12.748	01/16/2014		600	(2)	(1)
	Put - OTC USD versus NOK	NOK	6.009	01/15/2014		1,100	0	(5)

HUS	Put - OTC USD versus BRL	BRL	2.314	01/16/2014		800	(4)	(2)
	Put - OTC USD versus MXN	MXN	12.817	01/23/2014		500	(2)	(2)

JPM	Call - OTC USD versus JPY	JPY	106.120	01/17/2014		1,100	(4)	(5)

MSX	Put - OTC EUR versus USD	$	1.361	01/07/2014	EUR	1,200	(4)	(1)
	Put - OTC USD versus BRL	BRL	2.302	01/09/2014	$	800	(4)	0
	Put - OTC USD versus BRL		2.313	01/23/2014		800	(4)	(3)
	Put - OTC USD versus CAD	CAD	1.055	01/02/2014		1,100	(3)	0
	Put - OTC USD versus MXN	MXN	12.805	01/09/2014		600	(3)	0
	Put - OTC USD versus NOK	NOK	6.026	01/08/2014		1,100	(4)	(3)

RBC	Put - OTC GBP versus USD	$	1.611	01/02/2014	GBP	1,100	(5)	0

RYL	Put - OTC EUR versus USD		1.339	01/03/2014	EUR	1,300	(6)	0
	Call - OTC USD versus JPY	JPY	106.820	01/24/2014	$	1,000	(4)	(4)

SOG	Call - OTC AUD versus USD	$	0.924	01/06/2014	AUD	1,600	(5)	0
	Put - OTC EUR versus USD		1.356	01/14/2014	EUR	1,200	(5)	(3)

UAG	Put - OTC USD versus INR	INR	60.260	01/07/2014	$	200	(1)	0
	Put - OTC USD versus INR		60.980	01/15/2014		200	(1)	0
	Put - OTC USD versus INR		61.120	01/21/2014		200	(1)	(1)
	Put - OTC USD versus INR		61.340	01/28/2014		200	(1)	(1)
	Put - OTC USD versus RUB	RUB	32.620	01/13/2014		400	(1)	(1)
	Put - OTC USD versus RUB		32.610	01/21/2014		400	(1)	(1)

							$(264)	$(87)

Total Written Options							$(5,005)	$(2,213)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2013:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in JPY		Notional Amount in NZD		Premiums
Balance at 12/31/2012	6,445	$1,400,600	AUD	0	EUR	34,500	GBP	2,700	JPY	12,450	NZD	4,600	$(10,944)
Sales	249,762	2,495,252		38,300		319,100		99,800		0		115,000	(15,880)
Closing Buys	(254,165)	(424,653)		(9,300)		(5,600)		(4,800)		(12,450)		0	6,790
Expirations	(1,908)	(2,179,099)		(15,100)		(166,000)		(74,200)		0		(98,000)	12,895
Exercised	(134)	(383,400)		(8,900)		(19,400)		(19,500)		0		(20,700)	2,134

Balance at 12/31/2013	0	$908,700	AUD	5,000	EUR	162,600	GBP	4,000	JPY	0	NZD	900	$(5,005)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2013 (3)	Notional Amount (4)	Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BRC	New York Times Co.	(1.000%	)	03/20/2015	0.141%	$ 2,000	$115	$(137)	$0	$(22)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	19

Consolidated Schedule of Investments PIMCO Global Multi-Asset Portfolio (Cont.)

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2013 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Mexico Government International Bond	1.000%	12/20/2018	0.879%	$ 16,400	$(60)	$161	$101	$0

BPS	Venezuela Government International Bond	5.000%	03/20/2015	11.626%	200	(2)	(13)	0	(15)

BRC	Italy Government International Bond	1.000%	12/20/2016	1.145%	4,000	(21)	6	0	(15)

CBK	California State General Obligation Bonds, Series 2003	1.000%	12/20/2017	0.781%	7,200	(134)	196	62	0
	China Government International Bond	1.000%	12/20/2016	0.391%	3,200	(152)	210	58	0

DUB	China Government International Bond	1.000%	12/20/2016	0.391%	1,300	(66)	90	24	0
	Italy Government International Bond	1.000%	12/20/2016	1.145%	4,000	(20)	5	0	(15)
	Spain Government International Bond	1.000%	12/20/2016	1.058%	4,000	(4)	(2)	0	(6)
	Venezuela Government International Bond	5.000%	03/20/2015	11.626%	759	2	(57)	0	(55)

FBF	BP Capital Markets America, Inc.	5.000%	06/20/2015	0.066%	600	9	36	45	0
	China Government International Bond	1.000%	12/20/2016	0.391%	800	(38)	53	15	0
	Mexico Government International Bond	1.000%	12/20/2018	0.879%	6,200	(21)	59	38	0

GST	BP Capital Markets America, Inc.	5.000%	06/20/2015	0.066%	200	(7)	22	15	0
	Brazil Government International Bond	1.000%	12/20/2015	0.982%	3,900	(11)	14	3	0

MYC	Spain Government International Bond	1.000%	12/20/2016	1.058%	5,400	(2)	(5)	0	(7)

RYL	China Government International Bond	1.000%	12/20/2016	0.391%	3,400	(158)	221	63	0

						$(685)	$996	$424	$(113)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value (5)
									Asset	Liability
BOA	CDX.IG-9 10-Year Index 15-30%	(1.000%	)	12/20/2017	$	20,760	$ 196	$(802)	$0	$(606)
	CMBX.NA.AAA.3 Index	(0.080%	)	12/13/2049		1,473	92	(68)	24	0
	CMBX.NA.AAA.4 Index	(0.350%	)	02/17/2051		2,611	131	(90)	41	0

CBK	iTraxx Europe 9 10-Year Index 22-100%	(0.250%	)	06/20/2018	EUR	2,600	29	(30)	0	(1)

DUB	CDX.IG-9 10-Year Index 15-30%	(1.000%	)	12/20/2017	$	18,100	(202)	(326)	0	(528)

FBF	CMBX.NA.AAA.3 Index	(0.080%	)	12/13/2049		3,353	167	(112)	55	0
	CMBX.NA.AAA.4 Index	(0.350%	)	02/17/2051		2,611	121	(80)	41	0

GST	CDX.IG-9 10-Year Index 15-30%	(1.000%	)	12/20/2017		1,470	(32)	(11)	0	(43)

MYC	CMBX.NA.AAA.3 Index	(0.080%	)	12/13/2049		776	48	(35)	13	0
	iTraxx Europe 9 10-Year Index 22-100%	(0.250%	)	06/20/2018	EUR	25,400	258	(264)	0	(6)

							$808	$(1,818)	$174	$(1,184)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	8.600%	01/02/2017	BRL	900	$0	$(28)	$0	$(28)
	Pay	1-Year BRL-CDI	8.860%	01/02/2017		40,000	408	(1,423)	0	(1,015)
	Pay	1-Year BRL-CDI	8.940%	01/02/2017		2,700	5	(79)	0	(74)
	Pay	6-Month AUD-BBR-BBSW	4.000%	03/15/2023	AUD	300	2	(11)	0	(9)

BPS	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	1,600	(5)	101	96	0

DUB	Pay	6-Month AUD-BBR-BBSW	4.250%	12/11/2023	AUD	5,400	(93)	(29)	0	(122)

FBF	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	2,300	13	126	139	0
	Pay	1-Year BRL-CDI	8.935%	01/02/2017	BRL	8,800	(11)	(228)	0	(239)

GLM	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	6,100	64	303	367	0

MYC	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021		1,800	3	106	109	0
	Pay	1-Year BRL-CDI	8.640%	01/02/2017	BRL	63,800	(157)	(1,650)	0	(1,807)

UAG	Pay	1-Year BRL-CDI	8.900%	01/02/2017		3,900	(7)	(100)	0	(107)

							$222	$(2,912)	$711	$(3,401)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	KOSPI 200 Index	59,000,000	0.000%	03/13/2014	KRW	15,440,206	$212	$212	$0

(6)

Receive represents that the Portfolio receives monthly payments for any positive monthly return on the underlying reference. The Portfolio makes payments for any negative monthly return on such underlying reference. Pay represents that the Portfolio receives monthly payments for any negative monthly return on the underlying reference. The Portfolio makes payments for any positive monthly return on such underlying reference.

VARIANCE SWAPS

Counterparty	Pay/Receive Variance	Reference Entity	Variance Strike Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
GST	Pay	S&P 500 Index	7.156%	12/18/2015	$	15,424	$0	$625	$625	$0

Total Swap Agreements							$460	$(3,034)	$2,146	$(4,720)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2013:

(i)	Securities with an aggregate market value of $1,164 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
PIMCO Global Multi-Asset Portfolio
BOA	$501	$2,313	$378	$3,192	$(626)	$(24)	$(1,732)	$(2,382)	$810	$(630)	$180
BPS	1,061	51	96	1,208	(147)	(159)	(15)	(321)	887	(1,180)	(293)
BRC	490	16	0	506	(479)	(12)	(37)	(528)	(22)	273	251
CBK	601	947	120	1,668	(878)	(1,115)	(1)	(1,994)	(326)	0	(326)
DUB	504	1,291	24	1,819	(558)	(89)	(726)	(1,373)	446	(270)	176
FBF	804	13	333	1,150	(159)	(11)	(239)	(409)	741	(620)	121
GLM	906	16	367	1,289	(190)	(693)	0	(883)	406	(430)	(24)
GST	0	217	643	860	0	(0)	(43)	(43)	817	(1,640)	(823)
HUS	1,376	6	0	1,382	(679)	(4)	0	(683)	699	(310)	389
JPM	1,710	3,793	0	5,503	(823)	(87)	0	(910)	4,593	(4,370)	223
MSC	525	0	0	525	(901)	0	0	(901)	(376)	(1,373)	(1,749)
MSX	0	6	0	6	0	(7)	0	(7)	(1)	(230)	(231)
MYC	0	7,120	122	7,242	0	0	(1,820)	(1,820)	5,422	(6,155)	(733)
RBC	13	4	0	17	(25)	0	0	(25)	(8)	0	(8)
RYL	2	7	63	72	(33)	(4)	0	(37)	35	0	35
SCX	11	0	0	11	(227)	0	0	(227)	(216)	349	133
SOG	0	7	0	7	(13)	(3)	0	(16)	(9)	0	(9)
UAG	3,804	24	0	3,828	(1,383)	(4)	(107)	(1,494)	2,334	(2,380)	(46)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	21

Consolidated Schedule of Investments PIMCO Global Multi-Asset Portfolio (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
PIMCO Cayman Commodity Portfolio II, Ltd. (Subsidiary)
MYC	$0	$1	$0	$1	$0	$(1)	$0	$(1)	$0	$0	$0

Total Over the Counter	$12,308	$15,832	$2,146	$30,286	$(7,121)	$(2,213)	$(4,720)	$(14,054)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default . Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$868	$0	$0	$868
Futures	70	0	412	0	169	651
Swap Agreements	0	18	0	0	3,678	3,696

	$70	$18	$1,280	$0	$3,847	$5,215

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,308	$0	$12,308
Purchased Options	1	0	0	209	15,622	15,832
Swap Agreements	0	598	837	0	711	2,146

	$1	$598	$837	$12,517	$16,333	$30,286

	$71	$616	$2,117	$12,517	$20,180	$35,501

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$144	$0	$338	$0	$387	$869
Swap Agreements	0	0	0	0	1,978	1,978

	$144	$0	$338	$0	$2,365	$2,847

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,121	$0	$7,121
Written Options	1	241	0	87	1,884	2,213
Swap Agreements	0	1,319	0	0	3,401	4,720

	$1	$1,560	$0	$7,208	$5,285	$14,054

	$145	$1,560	$338	$7,208	$7,650	$16,901

The Effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the Period Ended December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(20,941)	$0	$(9)	$(20,950)
Written Options	91	0	2,046	0	471	2,608
Futures	5,174	0	(15,074)	0	5,823	(4,077)
Swap Agreements	0	(445)	0	0	(66,907)	(67,352)

	$5,265	$(445)	$(33,969)	$0	$(60,622)	$(89,771)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,260	$0	$4,260
Purchased Options	(2,849)	0	2,670	(3,208)	(3,384)	(6,771)
Written Options	2,991	443	864	3,626	3,101	11,025
Swap Agreements	(421)	(1,399)	0	0	(24,716)	(26,536)

	$(279)	$(956)	$3,534	$4,678	$(24,999)	$(18,022)

	$4,986	$(1,401)	$(30,435)	$4,678	$(85,621)	$(107,793)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$5,400	$0	$0	$5,400
Written Options	0	0	(1,322)	0	0	(1,322)
Futures	(791)	0	2,059	0	(3,997)	(2,729)
Swap Agreements	0	(1,385)	0	0	4,437	3,052

	$(791)	$(1,385)	$6,137	$0	$440	$4,401

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,180	$0	$11,180
Purchased Options	2,467	0	(362)	(235)	3,263	5,133
Written Options	(2,523)	4	(3)	207	794	(1,521)
Swap Agreements	568	(857)	723	0	(4,155)	(3,721)

	$512	$(853)	$358	$11,152	$(98)	$11,071

	$(279)	$(2,238)	$6,495	$11,152	$342	$15,472

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$16,777	$0	$16,777
Industrials	0	2,440	0	2,440
Utilities	0	1,661	0	1,661
U.S. Government Agencies	0	1,354	0	1,354
U.S. Treasury Obligations	0	173,464	0	173,464
Mortgage-Backed Securities	0	2,534	0	2,534
Asset-Backed Securities	0	1,323	0	1,323
Sovereign Issues	0	6,294	0	6,294
Common Stocks
Consumer Discretionary	144	0	0	144
Exchange-Traded Funds	154,579	0	0	154,579
Short-Term Instruments
Repurchase Agreements	0	1,540	0	1,540
Short-Term Notes	0	1,400	0	1,400
U.S. Treasury Bills	0	11,838	0	11,838
	$154,723	$220,625	$0	$375,348

Investments in Affiliates, at Value
Mutual Funds	802,718	0	0	802,718
Exchange-Traded Funds	14,678	0	0	14,678

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$225,684	$0	$0	$225,684
	$1,043,080	$0	$0	$1,043,080

Total Investments	$1,197,803	$220,625	$0	$1,418,428

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	651	4,564	0	5,215
Over the counter	0	30,286	0	30,286
	$651	$34,850	$0	$35,501

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(869)	(1,978)	0	(2,847)
Over the counter	0	(14,054)	0	(14,054)
	$(869)	$(16,032)	$0	$(16,901)

Totals	$1,197,585	$239,443	$0	$1,437,028

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

†	All or a portion of this security is owned by PIMCO Cayman Commodity Portfolio II, Ltd., which is a 100% owned subsidiary of the Portfolio.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	23

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Global Multi-Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Act, fixed income instruments, equity securities, forwards and derivatives. The Portfolio will invest in such funds, securities, instruments and other investments to the extent permitted under the Act, or any exemptive relief therefrom. The Portfolio may invest in Institutional Class or Class M shares of any of the funds of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, the “Acquired Funds”). The Portfolio will invest either directly or indirectly (through a fund) in instruments that are economically tied to at least three countries (one of which may be the United States).

The Portfolio seeks concurrent exposure to a broad spectrum of asset classes and other investments. The Portfolio will typically invest 20% to 80% of its total assets in equity-related investments (including investment in common stock, preferred securities, equity securities of real estate investment trusts and/or investment in the Domestic Equity-Related Underlying PIMCO Funds, the International Equity-Related Underlying PIMCO Funds and the PIMCO RealEstateRealReturn Strategy Fund, an Underlying PIMCO Fund, each as more fully described in the “Description of the Underlying PIMCO Funds” in the Portfolio’s prospectus, and in other equity-related Acquired Funds as defined under Important Information About the Portfolio). With respect to its direct or indirect (through a fund) investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Portfolio may invest. The Portfolio may invest up to 25% of its total assets in commodity-related investments (including investment in the PIMCO Cayman Commodity Portfolio II Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “GMA Subsidiary”), and the PIMCO CommoditiesPLUS® Short Strategy Fund, PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®, Underlying PIMCO Funds). The GMA Subsidiary is advised by PIMCO and primarily invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income instruments. The GMA Subsidiary (unlike the Portfolio) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Portfolio may invest up to 25% of its total assets in the GMA Subsidiary. The Underlying PIMCO Funds and other affiliated and unaffiliated funds in which the Portfolio may invest are collectively referred to as “Acquired Funds.” The Portfolio is classified as “non-diversified” for purposes of the Act because it may invest in a limited number of Acquired Funds and other investments. However, since certain of the Acquired Funds in which the Portfolio may invest are classified as diversified for purposes of the Act, the Portfolio may indirectly diversify its portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

component of net realized gain/loss on investments on the Consolidated Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Consolidated Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid and are included in net realized gain or loss on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period and are included in net change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies on the Consolidated Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Consolidated Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Consolidated Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

ANNUAL REPORT	DECEMBER 31, 2013	25

Notes to Financial Statements (Cont.)

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■	Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Consolidated Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated

ANNUAL REPORT	DECEMBER 31, 2013	27

Notes to Financial Statements (Cont.)

daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Exchange-Traded Funds  The Portfolio may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the

U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds, PIMCO Equity Series and PIMCO ETF Trust, affiliated open-end investment companies. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2013 (amounts in thousands):

Underlying PIMCO Funds	Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	$0	$14,672	$0	$0	$6	$14,678	$55	$0
PIMCO Emerging Local Bond Fund	79,195	3,269	(12,000)	(1,359)	(10,161)	58,944	3,269	0
PIMCO Emerging Markets Bond Fund	7,093	0	(7,105)	807	(795)	0	9	0
PIMCO Emerging Markets Corporate Bond Fund	81,365	2,069	(51,500)	2,011	(5,039)	28,906	1,854	216
PIMCO EqS Pathfinder Fund®	190,322	2,753	(127,300)	7,416	10,274	83,465	1,259	1,494
PIMCO EqS® Dividend Fund	60,294	91,345	(54,970)	2,187	7,616	106,472	6,240	3,584
PIMCO EqS® Emerging Markets Fund	97,573	20,170	(22,000)	(4,874)	4,963	95,832	0	0
PIMCO EqS® Long/Short Fund	0	15,008	0	0	(622)	14,386	509	260
PIMCO Global Advantage® Strategy Bond Fund	14,039	0	(14,034)	998	(1,003)	0	5	0
PIMCO Global Bond Fund (Unhedged)	6,990	0	(6,942)	163	(211)	0	4	0
PIMCO Income Fund	84,341	174,685	(29,500)	(831)	(2,447)	226,248	10,933	287
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	11,397	0	(11,380)	748	(765)	0	0	0
PIMCO Investment Grade Corporate Bond Fund	36,177	14,218	(5,199)	(34)	(3,795)	41,367	1,895	923
PIMCO Long-Term U.S. Government Fund	0	0	0	0	0	0	0	0

ANNUAL REPORT	DECEMBER 31, 2013	29

Notes to Financial Statements (Cont.)

Underlying PIMCO Funds	Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
PIMCO Mortgage Opportunities Fund	$0	$14,057	$0	$0	$(89)	$13,968	$57	$0
PIMCO Real Return Fund	29,413	165	(27,411)	(1,754)	(413)	0	182	0
PIMCO RealEstateRealReturn Strategy Fund	3,926	385	0	0	(898)	3,413	373	12
PIMCO Short-Term Floating NAV Portfolio	49,940	1,333,380	(1,157,600)	(2)	(34)	225,684	279	0
PIMCO StocksPLUS® Fund	143,702	4,567	(140,400)	18,880	(4,071)	22,678	2,993	1,574
PIMCO Total Return Fund	28,437	774	(8,000)	(246)	(1,068)	19,897	663	111
PIMCO Unconstrained Bond Fund	169,075	1,584	(78,800)	(2,676)	(2,041)	87,142	1,509	75
Totals	$1,093,279	$1,693,101	$(1,754,141)	$21,434	$(10,593)	$1,043,080	$32,088	$8,536

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Consolidated Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Options on Commodity Futures Contracts  The Portfolio may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity.

ANNUAL REPORT	DECEMBER 31, 2013	31

Notes to Financial Statements (Cont.)

The exercise for a Commodity Option will not include physical delivery of the underlying commodity but will rather settle the amount of the difference between the current market value of the underlying futures contract and the strike price directly into the Portfolio’s custody account. For an option that is in-the-money, the Portfolio will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Securities  The Portfolio may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns for the Portfolio or to hedge an existing position or future investment.

Options on Exchange-Traded Funds  The Portfolio may write or purchase options on exchange-traded funds (“ETF Option”). An ETF Option uses a specified exchange-traded fund as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

Options on Indices  The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns for the Portfolio or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will rather settle the amount of the difference between the settlement price of the underlier and the strike price directly into the Portfolio’s custody account.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate, sovereign or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit

ANNUAL REPORT	DECEMBER 31, 2013	33

Notes to Financial Statements (Cont.)

derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2013 for which the Portfolio is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements to gain or mitigate exposure to the underlying reference securities. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance, the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio may invest in shares of the Underlying PIMCO Funds or Acquired Funds, the risk of investing in the Portfolio may be closely related to the risks associated with the Underlying PIMCO Funds or Acquired Funds and their investments. The Portfolio may also invest its assets directly in stocks or bonds of other issuers and in other instruments such as forwards, options, futures contracts or swap agreements.

Investing in the Underlying PIMCO Funds or Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds or Acquired Funds.

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

The investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in each Portfolio is that the investment adviser will make less than optimal or poor asset allocation decisions. The investment adviser attempts to identify investment allocations for the Underlying PIMCO Funds or Acquired Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the investment adviser will focus on an Underlying PIMCO Funds or Acquired Funds that performs poorly or underperforms other Underlying PIMCO Funds or Acquired Funds under various market conditions.

The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements. As mentioned earlier in this report, the U.S. is currently experiencing historically low interest rates. This combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, the fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair the performance of the Portfolio.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by

ANNUAL REPORT	DECEMBER 31, 2013	35

Notes to Financial Statements (Cont.)

performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio is subject to various netting arrangements, with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties

(cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Consolidated Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

8. BASIS FOR CONSOLIDATION OF THE PIMCO GLOBAL MULTI-ASSET PORTFOLIO

The GMA Subsidiary, a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the GMA Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the GMA Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the GMA Subsidiary, comprising the entire issued share capital of the GMA Subsidiary, with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the GMA Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the GMA Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the GMA Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of December 31, 2013 of the GMA Subsidiary to the Portfolio (amounts in thousands).

Date of Incorporation	11/21/2008
Subscription Agreement	01/14/2009
Portfolio Net Assets	$1,474,405
Subsidiary % of Portfolio Net Assets	3.0%

Subsidiary Financial Statement Information
Total assets	$44,429
Total liabilities	172
Net assets	$44,257
Total income	31
Net investment income (loss)	(475)
Net realized gain (loss)	(5,095)
Net change in unrealized appreciation (depreciation)	(9,163)
Increase (decrease) in net assets resulting from operations	$(14,733)

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.90%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.05%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted

ANNUAL REPORT	DECEMBER 31, 2013	37

Notes to Financial Statements (Cont.)

pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Acquired Fund Fees and Expenses for the Portfolio are based upon an allocation of the

Portfolio’s assets among the Acquired Funds, which includes the total annual operating expenses of the Institutional Class shares of the Underlying PIMCO Funds and other funds. Acquired Fund Expenses will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2014, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the expenses attributable to Investment Advisory Fees and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Portfolio’s Investment Advisory Fees and Supervisory and Administrative Fees are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2013, the amount was $7,334,271.

The GMA Subsidiary has entered into a separate contract with PIMCO for the management of the GMA Subsidiary’s portfolio pursuant to which the GMA Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMA Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GMA Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2013, the amount was $506,364.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as

38	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2013, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$5,441	$7,039

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2013, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$1,263,578	$1,290,985	$707,503	$1,401,023

13. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2013		Year Ended 12/31/2012
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	166	$2,092	1	$13
Administrative Class	2,406	29,507	3,663	46,128
Advisor Class	10,662	127,248	8,213	103,030
Issued as reinvestment of distributions
Institutional Class	5	57	0	0
Administrative Class	953	11,149	1,138	14,224
Advisor Class	3,639	42,793	4,283	53,646
Cost of shares redeemed
Institutional Class	(19)	(219)	0	0
Administrative Class	(5,434)	(63,804)	(2,071)	(25,916)
Advisor Class	(30,984)	(367,110)	(9,465)	(118,649)
Net (decrease) resulting from Portfolio share transactions	(18,606)	$(218,287)	5,762	$72,476

As of December 31, 2013, three shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 89% of the Portfolio. One shareholder is a related party to the portfolio and comprises 18% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

ANNUAL REPORT	DECEMBER 31, 2013	39

Notes to Financial Statements (Cont.)

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2013, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2010-2012, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2013, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$—	$—	$(33,342)	$(46)	$(59,577)	$—	$(33,306)

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through December 31, 2013 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2013 through December 31, 2013, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

40	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

As of December 31, 2013, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$—	$—	$—	$—

Under the recently enacted Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2013, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$40,159	$19,417

As of December 31, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$1,449,485	$33,848	$(64,905)	$(31,057)

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2013 and December 31, 2012, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2013	$39,508	$—	$14,491
12/31/2012	$60,393	$7,477	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2013	41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of PIMCO Global Multi-Asset Portfolio:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the PIMCO Global Multi-Asset Portfolio and its wholly owned subsidiary (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2014

42	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SAL	Citigroup Global Markets, Inc.
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SCX	Standard Chartered Bank
CBK	Citibank N.A.	JPS	JPMorgan Securities, Inc.	SOG	Societe Generale
DEU	Deutsche Bank Securities, Inc.	MSC	Morgan Stanley & Co., Inc.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MSX	Morgan Stanley Capital Group, Inc.	UAG	UBS AG Stamford
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.
GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	PHP	Philippine Peso
BRL	Brazilian Real	HUF	Hungarian Forint	PLN	Polish Zloty
CAD	Canadian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
CHF	Swiss Franc	INR	Indian Rupee	SEK	Swedish Krona
CLP	Chilean Peso	JPY	Japanese Yen	SGD	Singapore Dollar
CNY	Chinese Renminbi	KRW	South Korean Won	THB	Thai Baht
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	USD (or $)	United States Dollar
EUR	Euro	NZD	New Zealand Dollar	ZAR	South African Rand
GBP	British Pound	PEN	Peruvian New Sol

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	OTC	Over-the-Counter

Index Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade	FRCPXTOB	France Consumer Price ex-Tobacco Index	KOSPI	Korea Composite Stock Price Index
CMBX	Commercial Mortgage-Backed Index

Other Abbreviations:
BBR	Bank Bill Rate	LIBOR	London Interbank Offered Rate	SPDR	Standard & Poor’s Depository Receipts
BBSW	Bank Bill Swap Reference Rate	oz.	Ounce	USLD	Ultra-Low Sulfur Diesel
CDI	Brazil Interbank Deposit Rate	RBOB	Reformulated Blendstock for Oxygenate Blending	WTI	West Texas Intermediate
EURIBOR	Euro Interbank Offered Rate

ANNUAL REPORT	DECEMBER 31, 2013	43

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013:

21.01%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

3.07%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

44	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	172	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2013	45

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian* (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Vice President	11/2013 to Present Treasurer 08/1997 to 11/2013	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

* Effective February 3, 2014, Dr. El-Erian no longer serves as a Senior Vice President of the Trust.

46	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2013	47

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 12-13, 2013, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2014. The Board also considered and approved for an additional one-year term through August 31, 2014, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2014.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreement are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust and the independent Trustees.

The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 12-13, 2013 meeting. The independent Trustees also met with counsel to the Trust and the independent Trustees on August 2, 2013 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2012, including, but not limited to, undertaking significant technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2013. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2013 and other performance data, as available, for the periods ended June 30, 2013 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2013 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 12-13, 2013 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2013.

ANNUAL REPORT	DECEMBER 31, 2013	49

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Board noted that, for periods ending May 31, 2013, the Administrative Class of 71%, 92% and 100% of the Portfolios outperformed their Lipper category median in the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 86% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2013 (based on the performance of the Administrative Class). The Board also noted that ten of 13 Portfolios, representing 93% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2013, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $23 billion as of May 31, 2013.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expense ratios in their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the size of the assets under management with PIMCO, the manner in which similar portfolios may be managed, different requirements with

50	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to

ANNUAL REPORT	DECEMBER 31, 2013	51

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively; had been reduced for some Portfolios over time; had been held steady for most Portfolios as assets grew, or declined in the case of some Portfolios; and continued to be competitive compared with peers. The Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. The Trustees noted that the benefits of the unified fee were apparent during the recent financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC supported the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and in return for the fees paid to RALLC by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

52	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT33AR_123113

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2013

PIMCO Global Multi-Asset Portfolio

Share Class

■	Institutional

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Consolidated Statement of Assets and Liabilities	8
Consolidated Statement of Operations	9
Consolidated Statements of Changes in Net Assets	10
Consolidated Schedule of Investments	11
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	42
Glossary	43
Federal Income Tax Information	44
Management of the Trust	45
Privacy Policy	47
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	48

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2013. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

The past twelve months were marked by ongoing periods of heightened bond market volatility brought on by uncertainty around central bank monetary and fiscal policy, geopolitical concerns, and a slower than hoped for rebound in the global economy. Following a particularly bumpy third quarter, however, all financial markets completed the year along a relatively smoother path. Federal Reserve (“Fed”) Chairman Ben Bernanke laid the groundwork in September, when he clarified the Fed’s commitment to maintain its quantitative easing (“QE”) bond purchase program of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero-bound range. The nomination of Janet Yellen to the Chairmanship further helped to reassure investors that the Fed would be committed to the continuation of their accommodative policies.

As investors were made particularly aware, beginning in mid-May conditions in financial markets deteriorated rapidly as markets reacted to signals by the Fed that it might begin to slow the pace of its asset purchases. This shift in tone fueled a broad-based sell-off within fixed income assets throughout the summer, undermining market liquidity and sending yields higher across the risk spectrum.

By mid-September, however, the Fed announced its intent to delay any tapering until more convincing indicators of economic growth become apparent and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore higher) and a rally across most equity markets. The Fed also maintained the Federal Funds Rate within a narrow range of zero to 25 basis points. Into October, investors were once again kept on edge by the uncertain fiscal policy and political landscape—namely the partial shutdown of the U.S. government that began during the first week of October, the ongoing debt ceiling negotiations between the White House and Congress, and confirmation proceedings for the next Fed Chairman. Investors were relieved by the last-minute deal announced on October 17 that reached an agreement to reopen the U.S. government and raise the debt ceiling.

In November, relative calm prevailed across most fixed income markets, and equity markets continued to rally. The European Central Bank (“ECB”) reduced their main policy rate (or the interest rate at which it lends money to banks) by 25 basis points to 0.25%, likely due to their concern over lower than expected inflation and a weak global growth outlook. The Bank of England (“BOE”) unanimously voted to leave its main policy rate unchanged amid a pickup in economic growth and expectations that this would lead to an eventual decline in the U.K. unemployment rate.

Towards the latter part of December, the Fed announced that beginning in January 2014 it intends to gradually exit its bond-buying program, by reducing it from $85 billion to $75 billion spread equally across mortgage and U.S. Treasury purchases. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee (“FOMC”) provided even greater assurances that the policy rate would remain near a zero-bound range until signs of sustainable growth are more broadly evident in the U.S. economy. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

U.S. Treasuries underperformed most other developed sovereign bond markets on a hedged basis as investors reacted to the various Fed announcements regarding the tapering of their QE bond purchase program. In particular, U.S. Treasury yields rose to their highest level in late December as investors reacted to the Fed’s announcement that it would begin the reduction of its asset purchases starting in January 2014. This decision was made on the back of improving economic data, which included a lower unemployment rate, respectable monthly job reports, and improving housing fundamentals. The benchmark ten-year U.S. Treasury note yielded 3.03% at the end of the reporting period, as compared to 1.76% on December 31, 2012. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 2.02% for the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 8.61% over the period, underperforming nominal U.S. Treasuries. U.S. TIPS sold off, particularly during the second quarter of the reporting period, as the market began to price in the inevitable Fed tapering decision, which was officially announced in December. The decision by the Fed to initiate the tapering of asset purchases was validated via stronger jobs and GDP data, with continual weaker inflation data adding further pressure to U.S. TIPS valuations towards the latter part of the period. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 9.52% over the period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries even with the Fed’s announcement that it would begin to reduce its asset purchases in January 2014. The announcement, however, did lead to differentiated performance among coupons, with lower coupons underperforming, as these bonds have been the largest beneficiaries of Fed purchases. Prices for non-Agency mortgages rose on limited outstanding supply, improving risk appetite and ongoing signs of recovery in the housing sector. Commercial MBS also outperformed amid strong investor demand and a continued rebound in property valuations.

■

The U.S. investment grade credit market, as measured by the Barclays U.S. Credit Index, declined 2.01% for the period, but outperformed like-duration U.S. Treasuries as spreads tightened, ending the year at the lowest level since the global financial crisis began. This positive performance was supported by improving global growth fundamentals and continued easy monetary policy. The high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 7.42% for the period. The sector was one of the best-performing fixed income sectors, benefiting from relatively sound fundamentals and investor demand for higher yielding assets with lower interest rate sensitivity.

■

Emerging markets (“EM”) external debt underperformed U.S. Treasuries during the year and was impacted by the second quarter sell-off. Country-specific stories and the risk-on market sentiment following the Fed tapering announcement supported lower spreads in the fourth quarter, particularly in December. EM local assets particularly underperformed U.S. Treasuries during the period, as weaker EM currencies and increases in local yields weighed on overall returns.

■

Developed market equities posted strong performance in 2013, despite a period marked by considerable volatility and uncertainty around central bank policy. U.S. equities, as measured by the S&P 500 Index, returned 32.39%. Global equities, as represented by the MSCI All Country World Index Net USD and MSCI World Index, returned 22.80% and 26.68%, respectively. Emerging market equities (“EM”), as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.60%. EM equities underperformed developed market equities due to declining earnings growth and rising interest rates in the U.S. which placed pressure on local EM currencies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2014

ANNUAL REPORT	DECEMBER 31, 2013	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Global Multi-Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in Institutional Class or Class M shares of any of the funds of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, the “Acquired Funds”). The Portfolio may invest in a combination of affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom.

A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The principal risks of investing in the Portfolio include risks from direct investments and/or indirect exposure through investment in Acquired Funds. Among the principal risks of investing in the Portfolio are allocation risk, Acquired Fund risk, interest rate risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, short sales risk, tax risk, subsidiary risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio or an Acquired Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio or an Acquired Fund. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s or Acquired Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio or Acquired Fund may engage in such transactions regardless of whether the Portfolio or Acquired Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio or an Acquired Fund may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s or Acquired Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio or an Acquired Fund invests in emerging market debt, both may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

4	PIMCO VARIABLE INSURANCE TRUST

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Acquired Funds, which includes the Underlying PIMCO Funds and other funds, in addition to the Portfolio’s direct fees and expenses.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2013 to December 31, 2013.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2013	5

PIMCO Global Multi-Asset Portfolio

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown‡

Mutual Funds	56.6%
Short-Term Instruments	17.0%
U.S. Treasury Obligations	12.2%
Exchange-Traded Funds	11.9%
Corporate Bonds & Notes	1.5%
Other	0.8%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	1 Year	Class Inception (04/30/2012)
PIMCO Global Multi-Asset Portfolio Institutional Class	-7.68%	-2.69%
MSCI World Index±	26.68%	18.62%
1 Month LIBOR +5%±±	5.19%	5.19%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.50% for Institutional Class shares.

± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 24 developed market country indices. It is not possible to invest directly in an unmanaged index.

±± The 1 Month LIBOR +5% benchmark is created by adding 5% to the annual return of 1 Month LIBOR. The 1 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (1 month) in England’s Eurodollar market. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/13)	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,005.00	$1,022.48
Expenses Paid During Period†	$2.73	$2.75
Net Annualized Expense Ratio††	0.54%	0.54%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 9 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Global Multi-Asset Portfolio seeks maximum long-term absolute return, consistent with prudent management of portfolio volatility. PIMCO uses a three-step approach in seeking to achieve the return and volatility parameters of the Portfolio’s investment objective which consists of 1) developing a target asset allocation; 2) developing a series of relative value strategies designed to add value beyond the target allocation; and 3) utilizing hedging techniques to manage risks. PIMCO evaluates these three steps and uses varying combinations of Acquired Funds and/or direct investments to implement them within the Portfolio. The Portfolio may invest in Institutional Class or Class M shares of any funds (except funds of funds) of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies (“Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, “Acquired Funds”).

»	Holdings of developed markets equities benefited performance as the MSCI World Index gained 26.68% during the reporting period.

»	An allocation to emerging markets equities detracted from performance as the MSCI Emerging Markets Index declined during the reporting period.

»

Duration (or sensitivity to changes in market interest rates) positioning detracted from performance, driven by long positioning in the U.S. and Australia, as sovereign yields in both markets rose during the reporting period.

»	Exposure to emerging markets bonds, primarily through long exposure to interest rates in Brazil, detracted from performance as interest rates in Brazil rose during the reporting period.

»	Holdings of inflation-linked bonds focused on U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from performance as U.S. TIPS posted negative returns during the reporting period.

»

Tail-risk hedges, such as put options on U.S. equities (which seek to limit portfolio losses amid large market declines), modestly detracted from performance as the S&P 500 Index posted positive returns during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Global Multi-Asset Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2013	04/30/2012-12/31/2012

Institutional Class
Net asset value beginning of year or period	$12.71	$12.68
Net investment income (a)	0.34	0.31
Net realized/unrealized gain (loss)	(1.31)	0.12
Total income (loss) from investment operations	(0.97)	0.43
Dividends from net investment income	(0.30)	(0.35)
Distributions from net realized capital gains	0.00	(0.05)
Tax basis return of capital	(0.10)	0.00
Total distributions	(0.40)	(0.40)
Net asset value end of year or period	$11.34	$12.71
Total return	(7.68)%	3.50%
Net assets end of year or period (000s)	$1,737	$13
Ratio of expenses to average net assets	0.53%	0.52	%*
Ratio of expenses to average net assets excluding waivers	0.99%	1.02	%*
Ratio of expenses to average net assets excluding interest expense	0.52%	0.52	%*
Ratio of expenses to average net assets excluding interest expense and waivers	0.98%	1.02	%*
Ratio of net investment income to average net assets	2.83%	3.66	%*
Portfolio turnover rate	116%**	133	%**

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	7

Consolidated Statement of Assets and Liabilities PIMCO Global Multi-Asset Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2013

Assets:
Investments, at value
Investments in securities*	$375,348
Investments in Affiliates	1,043,080
Financial Derivative Instruments
Exchange-traded or centrally cleared	5,215
Over the counter	30,286
Cash	3
Deposits with counterparty	35,647
Foreign currency, at value	19,003
Receivable for investments sold	11
Receivable for Portfolio shares sold	23
Interest and dividends receivable	1,595
Dividends receivable from Affiliates	2,609
Reimbursement receivable from PIMCO	5
1,512,825

Liabilities:
Financial Derivative Instruments
Exchange-traded or centrally cleared	$2,847
Over the counter	14,054
Payable for investments purchased	14
Payable for investments in Affiliates purchased	2,639
Deposits from counterparty	15,760
Payable for Portfolio shares redeemed	2,130
Accrued investment advisory fees	621
Accrued supervisory and administrative fees	70
Accrued distribution fees	246
Accrued servicing fees	39
38,420

Net Assets	$1,474,405

Net Assets Consist of:
Paid in capital	$1,600,675
(Overdistributed) net investment income	(37,599)
Accumulated undistributed net realized (loss)	(58,070)
Net unrealized (depreciation)	(30,601)
$1,474,405

Net Assets:
Institutional Class	$1,737
Administrative Class	304,038
Advisor Class	1,168,630

Shares Issued and Outstanding:
Institutional Class	153
Administrative Class	26,826
Advisor Class	102,712

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$11.34
Administrative Class	11.33
Advisor Class	11.38

Cost of Investments in Securities	$419,856
Cost of Investments in Affiliates	$1,026,999
Cost of Foreign Currency Held	$19,009
Cost or Premiums of Financial Derivative Instruments, net	$16,940

* Includes repurchase agreements of:	$1,540

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Operations PIMCO Global Multi-Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2013

Investment Income:
Interest	$14,137
Dividends, net of foreign taxes*	6,385
Dividends from Investments in Affiliates	32,088
Miscellaneous income	13
Total Income	52,623

Expenses:
Investment advisory fees	15,833
Supervisory and administrative fees	1,007
Servicing fees - Administrative Class	518
Distribution and/or servicing fees - Advisor Class	3,431
Trustees’ fees	32
Interest expense	134
Total Expenses	20,955
Waiver and/or Reimbursement by PIMCO	(7,841)
Net Expenses	13,114

Net Investment Income	39,509

Net Realized Gain (Loss):
Investments in securities	(43,956)
Investments in Affiliates	21,434
Net capital gain distributions received from Affiliate investments	8,536
Exchange-traded or centrally cleared financial derivative instruments	(89,771)
Over the counter financial derivative instruments	(18,022)
Foreign currency	(1,577)
Net Realized (Loss)	(123,356)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(65,732)
Investments in Affiliates	(10,593)
Exchange-traded or centrally cleared financial derivative instruments	4,401
Over the counter financial derivative instruments	11,071
Foreign currency assets and liabilities	(23)
Net Change in Unrealized (Depreciation)	(60,876)
Net (Loss)	(184,232)

Net (Decrease) in Net Assets Resulting from Operations	$(144,723)

* Foreign tax withholdings - Dividends	$9

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	9

Consolidated Statements of Changes in Net Assets PIMCO Global Multi-Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2013	Year Ended December 31, 2012

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$39,509	$40,571
Net realized (loss)	(123,356)	(33,471)
Net change in unrealized appreciation (depreciation)	(60,876)	146,910
Net increase (decrease) resulting from operations	(144,723)	154,010

Distributions to Shareholders:
From net investment income
Institutional Class	(44)	(0)^
Administrative Class	(8,238)	(12,773)
Advisor Class	(31,226)	(47,620)
From net realized capital gains
Institutional Class	0	(0)^
Administrative Class	0	(1,451)
Advisor Class	0	(6,026)
Tax basis return of capital
Institutional Class	(13)	0
Administrative Class	(2,911)	0
Advisor Class	(11,567)	0

Total Distributions	(53,999)	(67,870)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(218,287)	72,476
Net increase (decrease) in capital	(417,009)	158,616

Net Assets:
Beginning of year	1,891,414	1,732,798
End of year*	$1,474,405	$1,891,414

* Including undistributed (overdistributed) net investment income of:	$(37,599)	$29,674

**	See note 13 in the Notes to Financial Statements.
^	Amount is less than $500.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Global Multi-Asset Portfolio

December 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 25.5%

CORPORATE BONDS & NOTES 1.4%

BANKING & FINANCE 1.1%
Banco Santander Brasil S.A.
2.343% due 03/18/2014		$1,900	$1,900
Barclays Bank PLC
7.625% due 11/21/2022		3,500	3,736
Credit Suisse AG
6.500% due 08/08/2023		3,400	3,625
KBC Bank NV
8.000% due 01/25/2023		3,400	3,766
Rabobank Group
6.875% due 03/19/2020	EUR	2,400	3,750

			16,777

INDUSTRIALS 0.2%
New York Times Co.
5.000% due 03/15/2015		$2,000	2,095
Time Warner Entertainment Co. LP
8.375% due 03/15/2023		300	345

			2,440

UTILITIES 0.1%
Tokyo Electric Power Co., Inc.
4.500% due 03/24/2014	EUR	1,200	1,661

Total Corporate Bonds & Notes (Cost $20,636)			20,878

U.S. GOVERNMENT AGENCIES 0.1%
Fannie Mae
2.440% due 08/01/2022		$196	186
2.850% due 06/01/2022		200	195
2.920% due 06/01/2022		600	582
3.000% due 01/01/2022		393	391

Total U.S. Government Agencies (Cost $1,433)			1,354

U.S. TREASURY OBLIGATIONS 11.8%
U.S. Treasury Inflation Protected Securities (c)
0.625% due 02/15/2043		14,648	11,259
0.750% due 02/15/2042		72,815	58,528
2.125% due 02/15/2040		4,430	4,974
2.125% due 02/15/2041		7,892	8,862
U.S. Treasury Notes
0.250% due 05/31/2014		300	300
0.250% due 05/31/2014 †		500	500
0.250% due 08/31/2014		287	287
0.250% due 08/31/2014 †		2,700	2,703
0.250% due 09/15/2014		400	400
0.250% due 09/15/2014 †		1,100	1,101
0.250% due 10/31/2014 †		5,000	5,005
0.250% due 11/30/2014 †		100	100
0.250% due 01/15/2015 †		2,300	2,302
0.375% due 11/15/2014 †		100	100
0.500% due 08/15/2014 †		200	201
0.500% due 10/15/2014		1,200	1,203
0.500% due 10/15/2014 †		1,300	1,304
0.625% due 07/15/2014		1,500	1,504
0.625% due 07/15/2014 †		200	201
0.750% due 06/15/2014 †		200	201
1.000% due 01/15/2014		300	300
1.000% due 05/15/2014		700	702
2.000% due 02/15/2023 (j)		76,800	71,124

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.250% due 05/31/2014		$300	$303

Total U.S. Treasury Obligations (Cost $207,427)			173,464

MORTGAGE-BACKED SECURITIES 0.2%
American Home Mortgage Assets Trust
0.355% due 09/25/2046		1,819	1,293
Structured Adjustable Rate Mortgage Loan Trust
5.089% due 01/25/2036 ^		1,584	1,241

Total Mortgage-Backed Securities (Cost $2,288)			2,534

ASSET-BACKED SECURITIES 0.1%
Residential Asset Securities Corp. Trust
0.315% due 07/25/2036		1,533	1,323

Total Asset-Backed Securities (Cost $1,200)			1,323

SOVEREIGN ISSUES 0.4%
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2014	BRL	2,854	1,210
Mexico Government International Bond
4.500% due 11/22/2035 (c)	MXN	24,743	2,090
New Zealand Government Bond
5.500% due 04/15/2023	NZD	250	218
New Zealand Government CPI Linked Bond
2.000% due 09/20/2025		3,600	2,776

Total Sovereign Issues (Cost $7,219)			6,294

		SHARES
COMMON STOCKS 0.0%

CONSUMER DISCRETIONARY 0.0%
SFX Entertainment, Inc. (a)		12,011	144

Total Common Stocks (Cost $156)			144

EXCHANGE-TRADED FUNDS 10.5%
iShares China Large Cap Index Fund		1,544,557	59,234
SPDR Gold Shares †		239,486	27,821
Vanguard FTSE Emerging Markets ETF		1,641,322	67,524

Total Exchange-Traded Funds (Cost $164,720)			154,579

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 1.0%

REPURCHASE AGREEMENTS (e) 0.1%
			1,540

SHORT-TERM NOTES 0.1%
Federal Home Loan Bank
0.073% due 03/28/2014		$100	100
Freddie Mac
0.101% due 07/01/2014 †		200	200
0.115% due 07/01/2014 †		300	300
0.122% due 07/11/2014 †		400	400
0.152% due 02/24/2014		300	300
0.162% due 02/04/2014		100	100

			1,400

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.8%
0.065% due 01/09/2014 - 12/11/2014 †(b)(g)(i)	$11,841	$11,838

Total Short-Term Instruments (Cost $14,777)		14,778

Total Investments in Securities (Cost $419,856)		375,348

	SHARES
INVESTMENTS IN AFFILIATES 70.7%

MUTUAL FUNDS (d) 54.4%
PIMCO Emerging Local Bond Fund	6,317,659	58,944
PIMCO Emerging Markets Corporate Bond Fund	2,560,332	28,906
PIMCO EqS Pathfinder Fund®	6,972,890	83,465
PIMCO EqS® Dividend Fund	8,663,298	106,472
PIMCO EqS® Emerging Markets Fund	10,889,964	95,832
PIMCO EqS® Long/Short Fund	1,204,894	14,386
PIMCO Income Fund	18,454,210	226,248
PIMCO Investment Grade Corporate Bond Fund	4,039,712	41,367
PIMCO Mortgage Opportunities Fund	1,276,757	13,968
PIMCO RealEstateRealReturn Strategy Fund	891,129	3,413
PIMCO StocksPLUS® Fund	2,316,477	22,678
PIMCO Total Return Fund	1,861,266	19,897
PIMCO Unconstrained Bond Fund	7,857,685	87,142

Total Mutual Funds (Cost $786,612)		802,718

EXCHANGE-TRADED FUNDS 1.0%
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	138,000	14,678

Total Exchange-Traded Funds (Cost $14,672)		14,678

SHORT-TERM INSTRUMENTS 15.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 15.3%
PIMCO Short-Term Floating NAV Portfolio	22,557,095	225,684

Total Short-Term Instruments (Cost $225,715)		225,684

Total Investments in Affiliates (Cost $1,026,999)		1,043,080

Total Investments 96.2% (Cost $1,446,855)		1,418,428

Financial Derivative Instruments (i) 1.3% (Cost or Premiums, net $16,940)		18,600

Other Assets and Liabilities, net 2.5%		37,377

Net Assets 100.0%		$1,474,405

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	11

Consolidated Schedule of Investments PIMCO Global Multi-Asset Portfolio (Cont.)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
JPS	0.050%	12/31/2013	01/02/2014	$600	Freddie Mac 2.255% due 12/05/2022	$(622)	$600	$600
SAL	0.010%†	12/31/2013	01/02/2014	400	U.S. Treasury Notes 0.750% due 12/31/2017	(409)	400	400
SSB	0.000%	12/31/2013	01/02/2014	540	Freddie Mac 2.080% due 10/17/2022	(557)	540	540

Total Repurchase Agreements						$(1,588)	$1,540	$1,540

(1)	Includes accrued interest.

As of December 31, 2013, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowing while outstanding during the period ended December 31, 2013 was $197,034 at a weighted average interest rate of 0.039%.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
PIMCO Global Multi-Asset Portfolio
Global/Master Repurchase Agreement
DEU	$0	$0	$0	$0	$0	$(352)	$(352)
JPS	600	0	0	0	600	(622)	(22)
SSB	540	0	0	0	540	(557)	(17)

PIMCO Cayman Commodity Portfolio II, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
SAL	400	0	0	0	400	(409)	(9)

Total Borrowings and Other Financing Transactions	$1,540	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOE S&P 500 Index	1,825.000	01/18/2014	249	$494	$868

Total Purchased Options				$494	$868

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Cocoa March Futures †	Long	03/2014	37	$(38)	$0	$(1)
Cocoa May Futures †	Long	05/2014	16	(13)	0	0
Copper March Futures †	Long	03/2014	39	64	14	0

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Corn March Futures †	Short	03/2014	41	$7	$3	$0
E-mini S&P 500 Index March Futures	Long	03/2014	696	1,007	223	0
Euro-OAT France Government Bond March Futures	Short	03/2014	344	820	0	(38)
Gold 100 oz. February Futures †	Short	02/2014	41	144	6	0
Hang Seng China Enterprises Index January Futures	Long	01/2014	212	266	102	(134)
Henry Hub Natural Gas February Futures †	Long	01/2014	12	(24)	0	(24)
IBEX 35 Index January Futures	Long	01/2014	118	930	47	(4)
Live Cattle February Futures †	Long	02/2014	45	10	0	(8)
New York Harbor ULSD February Futures †	Long	01/2014	19	(6)	7	0
OMX Stockholm 30 Index January Futures	Long	01/2014	367	344	0	(9)
Platinum April Futures †	Short	04/2014	72	(3)	0	(24)
RBOB Gasoline February Futures †	Long	01/2014	26	(45)	0	(1)
Russell 2000 Mini Index March Futures	Short	03/2014	390	(2,303)	0	(187)
S&P CNX Nifty Index January Futures	Long	01/2014	1,141	(41)	40	0
Silver March Futures †	Short	03/2014	33	99	40	0
Soybean March Futures †	Long	03/2014	35	(59)	0	(28)
Sugar No. 11 March Futures †	Short	02/2014	317	346	0	(11)
U.S. Treasury 5-Year Note March Futures	Long	03/2014	1,790	(1,419)	0	(168)
U.S. Treasury 10-Year Note March Futures	Long	03/2014	1,055	(2,375)	0	(181)
U.S. Treasury 30-Year Bond March Futures	Short	03/2014	26	31	12	0
United Kingdom Government 10-Year Gilt March Futures	Long	03/2014	197	(817)	157	0
Volatility S&P 500 Index January Futures	Short	01/2014	81	119	0	(4)
Wheat March Futures †	Short	03/2014	157	312	0	(37)
WTI Crude January Futures †	Long	01/2014	11	5	0	(10)

Total Futures Contracts				$(2,639)	$651	$(869)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
iTraxx Europe Crossover 18 Index	(5.000%	)	12/20/2017	EUR 12,730	$(1,984)	$(1,385)	$18	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	0.800%	07/15/2014	$	28,200	$(150)	$(53)	$0	$(0)
Receive	3-Month USD-LIBOR	1.200%	07/15/2015		3,800	(65)	(37)	1	0
Receive	3-Month USD-LIBOR	0.750%	06/19/2016		5,400	(14)	9	2	0
Pay	3-Month USD-LIBOR	2.500%	12/18/2020		109,800	331	(780)	0	(391)
Pay	3-Month USD-LIBOR	3.000%	03/21/2023		182,100	(11,183)	(10,571)	0	(661)
Receive	3-Month USD-LIBOR	3.000%	12/18/2023		73,100	488	(429)	413	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2033		44,200	6,653	6,255	431	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		64,800	5,145	2,913	826	0
Receive	3-Month USD-LIBOR	3.250%	12/18/2043		70,500	8,900	5,269	870	0
Pay	6-Month AUD-BBR-BBSW	3.250%	09/11/2015	AUD	15,400	41	36	9	0
Pay	6-Month AUD-BBR-BBSW	3.500%	12/11/2018		28,100	(292)	(366)	64	0
Pay	6-Month AUD-BBR-BBSW	3.750%	12/11/2018		64,500	(8)	(345)	147	0
Pay	6-Month AUD-BBR-BBSW	3.500%	03/15/2023		19,800	(1,317)	(1,180)	52	0
Pay	6-Month AUD-BBR-BBSW	3.750%	03/15/2023		16,700	(812)	(936)	45	0
Pay	6-Month AUD-BBR-BBSW	3.975%	03/15/2023		2,800	(91)	(91)	8	0
Pay	6-Month AUD-BBR-BBSW	4.000%	03/15/2023		4,350	(134)	(134)	12	0
Pay	6-Month AUD-BBR-BBSW	4.250%	03/15/2023		3,600	(47)	(73)	10	0
Pay	6-Month AUD-BBR-BBSW	4.000%	12/11/2023		5,700	(241)	(253)	16	0
Pay	6-Month AUD-BBR-BBSW	4.250%	12/11/2023		21,500	(513)	(667)	61	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	13

Consolidated Schedule of Investments PIMCO Global Multi-Asset Portfolio (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	6-Month EUR-EURIBOR	3.000%	09/18/2023	EUR	159,900	$825	$1,438	$0	$(292)
Pay	6-Month GBP-LIBOR	2.000%	03/19/2019	GBP	78,800	(1,662)	(1,880)	231	0
Receive	6-Month GBP-LIBOR	3.000%	03/21/2042		9,200	1,162	438	0	(117)
Receive	6-Month GBP-LIBOR	3.500%	03/19/2044		36,930	(434)	1,349	0	(517)
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	15,080,000	(1,598)	1,761	480	0

						$4,984	$1,673	$3,678	$(1,978)

Total Swap Agreements						$3,000	$288	$3,696	$(1,978)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2013:

(g)	Securities with an aggregate market value of $163 and cash of $35,647 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
PIMCO Global Multi-Asset Portfolio (4)	$868	$581	$3,696	$5,145	$0	$(725)	$(1,978)	$(2,703)
PIMCO Cayman Commodity Portfolio II, Ltd. (Subsidiary) (4)	0	70	0	70	0	(144)	0	(144)

Total Exchange-Traded or Centrally Cleared	$868	$651	$3,696	$5,215	$0	$(869)	$(1,978)	$(2,847)

(4)

The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
Counterparty								Asset	Liability
BOA	01/2014		BRL	9,097	$		3,866	$10	$0
	01/2014		EUR	16,921			23,283	5	0
	01/2014		GBP	500			818	0	(10)
	01/2014		JPY	56,737			550	11	0
	01/2014	$		3,883		BRL	9,097	0	(27)
	01/2014			1,600		CAD	1,701	1	0
	01/2014			9,035		CHF	8,000	0	(66)
	01/2014			15,849		INR	991,335	141	0
	01/2014			3,779		MXN	49,000	0	(30)
	01/2014			15,573		MYR	50,004	0	(317)
	01/2014			650		NOK	3,989	7	0
	01/2014			369		NZD	450	1	0
	04/2014		INR	991,335	$		15,485	0	(176)
	04/2014		MYR	50,004			15,500	325	0

BPS	01/2014		BRL	42,653			19,132	1,053	0
	01/2014		EUR	600			824	0	(1)
	01/2014		INR	12,562			203	0	0
	01/2014	$		682		AUD	750	0	(12)
	01/2014			18,208		BRL	42,653	0	(129)
	01/2014			3,174		COP	6,118,749	0	(5)
	01/2014			200		INR	12,562	3	0
	01/2014			369		NZD	450	1	0
	02/2014		JPY	52,539	$		500	1	0
	03/2014		COP	6,118,749			3,162	3	0

BRC	01/2014		BRL	22,765			9,718	69	0
	01/2014		CZK	32,190			1,686	64	0
	01/2014		EUR	1,500			2,010	0	(53)
	01/2014		GBP	900			1,477	0	(13)
	01/2014		NZD	3,580			2,932	0	(13)
	01/2014		PHP	163,405			3,746	57	0
	01/2014	$		799		AUD	900	3	0
	01/2014			9,809		BRL	22,765	0	(159)

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
Counterparty								Asset	Liability
	01/2014	$		16,964		GBP	10,418	$288	$0
	01/2014			550		NOK	3,383	8	0
	02/2014		GBP	8,606	$		14,007	0	(241)
	02/2014		JPY	52,539			500	1	0

CBK	01/2014		AUD	13,200			12,218	442	0
	01/2014		CHF	2,125			2,312	0	(70)
	01/2014		GBP	9,156			15,017	0	(145)
	01/2014		HUF	206,612			935	0	(20)
	01/2014		INR	991,335			15,466	0	(523)
	01/2014		TWD	128,048			4,371	76	0
	01/2014	$		4,797		AUD	5,272	0	(90)
	01/2014			2,114		CHF	1,875	0	(12)
	01/2014			23,295		EUR	16,921	0	(17)
	01/2014			2,729		GBP	1,688	66	0
	01/2014			200		RUB	6,584	0	(1)
	02/2014		EUR	16,921	$		23,295	17	0

DUB	01/2014		BRL	14,566			6,241	67	0
	01/2014		EUR	550			753	0	(3)
	01/2014		GBP	500			818	0	(10)
	01/2014		PLN	29,794			9,771	0	(74)
	01/2014	$		7,118		BRL	16,715	10	(44)
	01/2014			550		CAD	586	1	0
	01/2014			1,100		NOK	6,755	13	0
	01/2014			2,922		NZD	3,580	22	0
	01/2014			400		RUB	13,162	0	(1)
	01/2014			9,074		TRY	18,742	0	(376)
	02/2014		NZD	3,580	$		2,916	0	(22)
	02/2014	$		2,670		EUR	1,949	11	0
	03/2014		CAD	7,248	$		6,800	0	(10)
	04/2014		TRY	18,742			8,910	380	0
	09/2015	$		1,547		CNY	9,400	0	(18)

FBF	01/2014		BRL	51,639	$		22,036	149	0
	01/2014		EUR	550			753	0	(3)
	01/2014		GBP	500			818	0	(10)
	01/2014		IDR	49,610,009			4,240	178	0
	01/2014		JPY	225,000			2,254	117	0
	01/2014			$22,030		BRL	51,639	0	(143)
	01/2014			7,314		CHF	6,625	113	0
	01/2014			6,740		GBP	4,125	90	0
	02/2014		BRL	51,639	$		21,856	144	0
	02/2014		SGD	1,204			961	7	0
	04/2014		PEN	10,212			3,602	0	(3)
	04/2014			$1,867		PEN	5,305	6	0

GLM	01/2014		BRL	35,152	$		15,343	444	0
	01/2014		COP	6,118,749			3,219	49	0
	01/2014		EUR	1,250			1,710	1	(11)
	01/2014		JPY	762,819			7,463	219	0
	01/2014		THB	278,175			8,588	128	0
	01/2014			$1,518		AUD	1,700	0	(2)
	01/2014			15,005		BRL	35,152	0	(106)
	01/2014			550		CAD	584	0	0
	01/2014			4,759		EUR	3,500	56	0
	01/2014			900		MXN	11,726	0	(2)
	01/2014			1,100		NOK	6,727	9	0
	04/2014		CLP	2,364,375	$		4,386	0	(69)

HUS	01/2014		BRL	148,212			63,268	446	0
	01/2014		TWD	476,928			16,115	119	0
	01/2014			$63,893		BRL	149,159	0	(672)
	01/2014			250		MXN	3,265	0	0
	01/2014			650		NOK	3,989	7	0
	01/2014			200		RUB	6,607	0	0
	01/2014		ZAR	17,098	$		1,713	86	0
	02/2014		EUR	2,859			3,926	0	(7)
	02/2014		JPY	1,253,700			12,625	718	0
	02/2014			$74		SEK	475	0	0

JPM	01/2014		BRL	37,065	$		16,709	999	0
	01/2014		HKD	101,166			13,049	2	0
	01/2014		IDR	3,709,836			311	8	0
	01/2014		JPY	171,630			1,650	20	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	15

Consolidated Schedule of Investments PIMCO Global Multi-Asset Portfolio (Cont.)

	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
Counterparty								Asset	Liability
	01/2014		KRW	14,051,453	$		12,825	$0	$(501)
	01/2014		PLN	4,742			1,524	0	(42)
	01/2014		RUB	130,741			3,997	33	(5)
	01/2014		TRY	18,742			9,183	485	0
	01/2014	$		1,129		AUD	1,238	0	(24)
	01/2014			17,105		BRL	39,900	0	(198)
	01/2014			3,728		CNY	22,866	39	0
	01/2014			2,299		KRW	2,454,872	29	0
	01/2014			1,532		PHP	66,121	0	(40)
	01/2014			22,295		RUB	734,040	1	(13)
	02/2014		BRL	17,531	$		7,456	85	0
	03/2014		IDR	3,709,837			306	7	0
	04/2014		RUB	720,850			21,576	2	0

MSC	01/2014		BRL	53,343			22,733	122	0
	01/2014		EUR	600			827	2	0
	01/2014		IDR	18,800,175			1,713	174	0
	01/2014		JPY	56,263			550	16	0
	01/2014		KRW	13,234,464			12,094	0	(457)
	01/2014		MXN	24,000			1,824	0	(13)
	01/2014	$		23,667		BRL	55,232	0	(260)
	01/2014			550		CAD	587	3	0
	01/2014			1,100		JPY	114,532	0	(12)
	01/2014			2,994		MXN	39,022	2	(11)
	01/2014			550		NOK	3,372	6	0
	01/2014		ZAR	41,259	$		4,126	200	0
	03/2014		MXN	294,151			22,268	0	(148)

RBC	01/2014		GBP	550			898	0	(13)
	01/2014		JPY	56,557			550	13	0
	01/2014	$		682		AUD	750	0	(12)

RYL	01/2014		EUR	650	$		883	0	(11)
	01/2014		GBP	500			818	0	(10)
	01/2014		JPY	52,473			500	2	0
	01/2014	$		726		AUD	800	0	(12)

SCX	01/2014		HKD	746,018	$		96,212	4	0
	01/2014		MYR	42,139			12,630	0	(227)
	02/2014		IDR	3,709,836			308	7	0

SOG	01/2014		EUR	600			824	0	(1)
	01/2014	$		726		AUD	800	0	(12)

UAG	01/2014		BRL	103,864	$		45,919	1,895	0
	01/2014		CNY	25,855			4,215	0	(44)
	01/2014		DKK	6,527			1,169	0	(35)
	01/2014		HKD	69,410			8,955	4	0
	01/2014		IDR	16,536,669			1,500	146	0
	01/2014		JPY	52,473			500	2	0
	01/2014		KRW	2,261,850			2,125	0	(20)
	01/2014		MYR	7,865			2,492	93	0
	01/2014		RUB	590,109			17,883	0	(30)
	01/2014		TWD	310,173			10,549	146	0
	01/2014	$		1,032		AUD	1,133	0	(21)
	01/2014			44,408		BRL	103,864	0	(384)
	01/2014			550		CAD	587	3	0
	01/2014			1,192		CNY	7,350	19	0
	01/2014			118,213		HKD	916,595	0	(7)
	01/2014			800		INR	49,682	2	(1)
	01/2014			25,705		KRW	27,092,895	0	(11)
	01/2014			2,199		PHP	97,284	0	(3)
	01/2014			400		RUB	13,220	1	0
	01/2014			8,652		THB	278,175	0	(192)
	01/2014			30,931		TWD	915,149	0	(237)
	01/2014		ZAR	196,642	$		19,343	630	0
	02/2014		BRL	51,313			21,801	227	0
	02/2014		CHF	7,990			8,670	0	(290)
	02/2014		IDR	16,536,670			1,489	149	0
	02/2014		NOK	20,021			3,240	0	(56)
	02/2014		SEK	1,051			159	0	(4)
	04/2014		HKD	882,288			113,800	7	0
	04/2014		KRW	27,092,895			25,573	0	(45)
	04/2014		PHP	97,284			2,202	0	(3)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
UAG	04/2014	THB	278,175	$	8,594	$169	$0
	04/2014	TWD	870,208		29,564	311	0

Total Forward Foreign Currency Contracts						$12,308	$(7,121)

PURCHASED OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
MYC	Call - OTC WTI Crude December Futures †	$	150.000	11/17/2015	$600	$38	$1

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	02/28/2014	$	85,900	$1,525	$329
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.650%	02/28/2014		85,900	1,125	142
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020		78,100	1,353	1,824

CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.200%	07/29/2016		23,800	1,032	947

DUB	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.350%	02/28/2014		85,900	1,774	494
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.875%	04/14/2014		19,200	968	751

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	8.000%	04/16/2015		32,800	8	7

GST	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550%	02/28/2014		85,900	1,332	217

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021		79,700	3,155	3,791

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	8.000%	04/16/2015		38,700	5	8
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020		98,800	2,084	2,307
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021		101,000	4,298	4,805

								$18,659	$15,622

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC GBP versus USD	$	1.654	01/16/2014	GBP	1,000	$4	$11
	Put - OTC NZD versus USD		0.804	01/21/2014	NZD	900	3	2
	Call - OTC USD versus CAD	CAD	1.075	01/08/2014	$	1,100	3	1
	Call - OTC USD versus CAD		1.076	01/23/2014		500	2	1
	Put - OTC USD versus JPY	JPY	101.140	01/10/2014		1,100	5	0
	Call - OTC USD versus NOK	NOK	6.254	01/22/2014		1,300	7	3

BPS	Put - OTC EUR versus USD	$	1.000	05/22/2015	EUR	25,000	787	48
	Call - OTC USD versus CNY	CNY	6.310	03/28/2014	$	14,738	113	3

BRC	Put - OTC AUD versus USD	$	0.871	01/28/2014	AUD	900	3	3
	Call - OTC GBP versus USD		1.662	01/23/2014	GBP	900	4	9
	Put - OTC USD versus JPY	JPY	102.970	01/31/2014	$	1,000	4	4
	Call - OTC USD versus NOK	NOK	6.283	01/03/2014		1,100	5	0

DUB	Put - OTC EUR versus USD	$	1.000	05/22/2015	EUR	22,700	1,124	43
	Call - OTC USD versus BRL	BRL	2.458	01/02/2014	$	900	6	0
	Call - OTC USD versus CAD	CAD	1.078	01/15/2014		1,100	3	2
	Call - OTC USD versus RUB	RUB	33.440	01/09/2014		400	2	0
	Call - OTC USD versus RUB		33.400	01/27/2014		400	1	1

FBF	Call - OTC EUR versus USD	$	1.386	01/21/2014	EUR	1,100	4	7
	Call - OTC GBP versus USD		1.656	01/09/2014	GBP	1,000	4	6

GLM	Put - OTC AUD versus USD		0.876	01/13/2014	AUD	1,600	7	2
	Put - OTC AUD versus USD		0.876	01/21/2014		900	3	3
	Call - OTC USD versus MXN	MXN	13.379	01/02/2014	$	600	3	0
	Call - OTC USD versus MXN		13.304	01/16/2014		600	3	2
	Call - OTC USD versus NOK	NOK	6.234	01/15/2014		1,100	0	2

HUS	Call - OTC USD versus BRL	BRL	2.428	01/16/2014		800	5	3
	Call - OTC USD versus MXN	MXN	13.354	01/23/2014		500	2	3

JPM	Put - OTC USD versus JPY	JPY	102.720	01/17/2014		1,100	4	2

MSX	Call - OTC EUR versus USD	$	1.395	01/07/2014	EUR	1,200	4	0
	Call - OTC USD versus BRL	BRL	2.424	01/09/2014	$	800	5	1

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	17

Consolidated Schedule of Investments PIMCO Global Multi-Asset Portfolio (Cont.)

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
MSX	Call - OTC USD versus BRL	BRL	2.425	01/23/2014	$	800	$4	$5
	Call - OTC USD versus CAD	CAD	1.083	01/02/2014		1,100	3	0
	Call - OTC USD versus MXN	MXN	13.449	01/09/2014		600	4	0
	Call - OTC USD versus NOK	NOK	6.246	01/08/2014		1,100	5	0

RBC	Call - OTC GBP versus USD	$	1.656	01/02/2014	GBP	1,100	5	4

RYL	Call - OTC EUR versus USD		1.377	01/03/2014	EUR	1,300	5	4
	Put - OTC USD versus JPY	JPY	102.940	01/24/2014	$	1,000	4	3

SOG	Put - OTC AUD versus USD	$	0.890	01/06/2014	AUD	1,600	6	4
	Call - OTC EUR versus USD		1.392	01/14/2014	EUR	1,200	5	3

UAG	Call - OTC USD versus CNY	CNY	6.410	02/26/2014	$	14,817	54	0
	Call - OTC USD versus CNY		6.363	03/30/2015		4,918	73	22
	Call - OTC USD versus INR	INR	62.970	01/07/2014		200	1	0
	Call - OTC USD versus INR		63.750	01/15/2014		200	1	0
	Call - OTC USD versus INR		63.600	01/21/2014		200	1	0
	Call - OTC USD versus INR		63.680	01/28/2014		200	1	1
	Call - OTC USD versus RUB	RUB	33.600	01/13/2014		400	1	0
	Call - OTC USD versus RUB		33.520	01/21/2014		400	1	1

							$2,294	$209

Total Purchased Options							$20,991	$15,832

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
MYC	Call - OTC Brent Crude December Futures†	$160.000	11/10/2015	$600	$ (38)	$(1)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	5.200%	07/29/2016	$	90,900	$(1,138)	$(1,048)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.650%	03/03/2014		4,400	(20)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.100%	03/03/2014		4,400	(48)	(66)

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.850%	04/14/2014		80,600	(967)	(86)

GLM	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	03/31/2014		72,800	(88)	(135)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400%	01/27/2014		279,500	(598)	(2)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	01/27/2014		279,500	(1,465)	(395)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.300%	03/17/2014		19,500	(31)	(1)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.900%	03/17/2014		19,500	(88)	(150)

JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	01/27/2014		3,400	(15)	0

								$(4,458)	$(1,884)

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC iTraxx Europe 20 5-Year Index	Buy	0.700%	03/19/2014	EUR	51,900	$(61)	$(135)
	Put - OTC iTraxx Europe 20 5-Year Index	Sell	1.100%	03/19/2014		51,900	(98)	(24)

JPM	Call - OTC iTraxx Europe 20 5-Year Index	Buy	0.700%	03/19/2014		27,000	(33)	(70)
	Put - OTC iTraxx Europe 20 5-Year Index	Sell	1.100%	03/19/2014		27,000	(53)	(12)

							$(245)	$(241)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC GBP versus USD	$	1.617	01/16/2014	GBP	1,000	$ (4)	$ (1)
	Call - OTC NZD versus USD		0.834	01/21/2014	NZD	900	(3)	(3)
	Put - OTC USD versus CAD	CAD	1.051	01/08/2014	$	1,100	(3)	(1)
	Put - OTC USD versus CAD		1.052	01/23/2014		500	(1)	(2)
	Call - OTC USD versus JPY	JPY	105.150	01/10/2014		1,100	(5)	(7)
	Put - OTC USD versus NOK	NOK	6.028	01/22/2014		1,300	(7)	(10)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BRC	Call - OTC AUD versus USD	$	0.905	01/28/2014	AUD	900	$(3)	$(4)
	Put - OTC GBP versus USD		1.621	01/23/2014	GBP	900	(4)	(2)
	Call - OTC USD versus JPY	JPY	107.040	01/31/2014	$	1,000	(4)	(4)
	Put - OTC USD versus NOK	NOK	6.034	01/03/2014		1,100	(4)	(2)

DUB	Put - OTC USD versus BRL	BRL	2.329	01/02/2014		900	(5)	0
	Put - OTC USD versus CAD	CAD	1.054	01/15/2014		1,100	(2)	(2)
	Put - OTC USD versus RUB	RUB	32.440	01/09/2014		400	(1)	0
	Put - OTC USD versus RUB		32.510	01/27/2014		400	(1)	(1)

FBF	Put - OTC EUR versus USD	$	1.352	01/21/2014	EUR	1,100	(4)	(3)
	Put - OTC GBP versus USD		1.616	01/09/2014	GBP	1,000	(4)	0
	Put - OTC USD versus JPY	JPY	95.000	02/19/2014	$	33,000	(132)	(8)

GLM	Call - OTC AUD versus USD	$	0.911	01/13/2014	AUD	1,600	(6)	(1)
	Call - OTC AUD versus USD		0.907	01/21/2014		900	(3)	(3)
	Put - OTC USD versus MXN	MXN	12.772	01/02/2014	$	600	(3)	0
	Put - OTC USD versus MXN		12.748	01/16/2014		600	(2)	(1)
	Put - OTC USD versus NOK	NOK	6.009	01/15/2014		1,100	0	(5)

HUS	Put - OTC USD versus BRL	BRL	2.314	01/16/2014		800	(4)	(2)
	Put - OTC USD versus MXN	MXN	12.817	01/23/2014		500	(2)	(2)

JPM	Call - OTC USD versus JPY	JPY	106.120	01/17/2014		1,100	(4)	(5)

MSX	Put - OTC EUR versus USD	$	1.361	01/07/2014	EUR	1,200	(4)	(1)
	Put - OTC USD versus BRL	BRL	2.302	01/09/2014	$	800	(4)	0
	Put - OTC USD versus BRL		2.313	01/23/2014		800	(4)	(3)
	Put - OTC USD versus CAD	CAD	1.055	01/02/2014		1,100	(3)	0
	Put - OTC USD versus MXN	MXN	12.805	01/09/2014		600	(3)	0
	Put - OTC USD versus NOK	NOK	6.026	01/08/2014		1,100	(4)	(3)

RBC	Put - OTC GBP versus USD	$	1.611	01/02/2014	GBP	1,100	(5)	0

RYL	Put - OTC EUR versus USD		1.339	01/03/2014	EUR	1,300	(6)	0
	Call - OTC USD versus JPY	JPY	106.820	01/24/2014	$	1,000	(4)	(4)

SOG	Call - OTC AUD versus USD	$	0.924	01/06/2014	AUD	1,600	(5)	0
	Put - OTC EUR versus USD		1.356	01/14/2014	EUR	1,200	(5)	(3)

UAG	Put - OTC USD versus INR	INR	60.260	01/07/2014	$	200	(1)	0
	Put - OTC USD versus INR		60.980	01/15/2014		200	(1)	0
	Put - OTC USD versus INR		61.120	01/21/2014		200	(1)	(1)
	Put - OTC USD versus INR		61.340	01/28/2014		200	(1)	(1)
	Put - OTC USD versus RUB	RUB	32.620	01/13/2014		400	(1)	(1)
	Put - OTC USD versus RUB		32.610	01/21/2014		400	(1)	(1)

							$(264)	$(87)

Total Written Options							$(5,005)	$(2,213)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2013:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in JPY		Notional Amount in NZD		Premiums
Balance at 12/31/2012	6,445	$1,400,600	AUD	0	EUR	34,500	GBP	2,700	JPY	12,450	NZD	4,600	$(10,944)
Sales	249,762	2,495,252		38,300		319,100		99,800		0		115,000	(15,880)
Closing Buys	(254,165)	(424,653)		(9,300)		(5,600)		(4,800)		(12,450)		0	6,790
Expirations	(1,908)	(2,179,099)		(15,100)		(166,000)		(74,200)		0		(98,000)	12,895
Exercised	(134)	(383,400)		(8,900)		(19,400)		(19,500)		0		(20,700)	2,134

Balance at 12/31/2013	0	$908,700	AUD	5,000	EUR	162,600	GBP	4,000	JPY	0	NZD	900	$(5,005)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2013 (3)	Notional Amount (4)	Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BRC	New York Times Co.	(1.000%	)	03/20/2015	0.141%	$ 2,000	$115	$(137)	$0	$(22)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	19

Consolidated Schedule of Investments PIMCO Global Multi-Asset Portfolio (Cont.)

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2013 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Mexico Government International Bond	1.000%	12/20/2018	0.879%	$ 16,400	$(60)	$161	$101	$0

BPS	Venezuela Government International Bond	5.000%	03/20/2015	11.626%	200	(2)	(13)	0	(15)

BRC	Italy Government International Bond	1.000%	12/20/2016	1.145%	4,000	(21)	6	0	(15)

CBK	California State General Obligation Bonds, Series 2003	1.000%	12/20/2017	0.781%	7,200	(134)	196	62	0
	China Government International Bond	1.000%	12/20/2016	0.391%	3,200	(152)	210	58	0

DUB	China Government International Bond	1.000%	12/20/2016	0.391%	1,300	(66)	90	24	0
	Italy Government International Bond	1.000%	12/20/2016	1.145%	4,000	(20)	5	0	(15)
	Spain Government International Bond	1.000%	12/20/2016	1.058%	4,000	(4)	(2)	0	(6)
	Venezuela Government International Bond	5.000%	03/20/2015	11.626%	759	2	(57)	0	(55)

FBF	BP Capital Markets America, Inc.	5.000%	06/20/2015	0.066%	600	9	36	45	0
	China Government International Bond	1.000%	12/20/2016	0.391%	800	(38)	53	15	0
	Mexico Government International Bond	1.000%	12/20/2018	0.879%	6,200	(21)	59	38	0

GST	BP Capital Markets America, Inc.	5.000%	06/20/2015	0.066%	200	(7)	22	15	0
	Brazil Government International Bond	1.000%	12/20/2015	0.982%	3,900	(11)	14	3	0

MYC	Spain Government International Bond	1.000%	12/20/2016	1.058%	5,400	(2)	(5)	0	(7)

RYL	China Government International Bond	1.000%	12/20/2016	0.391%	3,400	(158)	221	63	0

						$(685)	$996	$424	$(113)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value (5)
									Asset	Liability
BOA	CDX.IG-9 10-Year Index 15-30%	(1.000%	)	12/20/2017	$	20,760	$ 196	$(802)	$0	$(606)
	CMBX.NA.AAA.3 Index	(0.080%	)	12/13/2049		1,473	92	(68)	24	0
	CMBX.NA.AAA.4 Index	(0.350%	)	02/17/2051		2,611	131	(90)	41	0

CBK	iTraxx Europe 9 10-Year Index 22-100%	(0.250%	)	06/20/2018	EUR	2,600	29	(30)	0	(1)

DUB	CDX.IG-9 10-Year Index 15-30%	(1.000%	)	12/20/2017	$	18,100	(202)	(326)	0	(528)

FBF	CMBX.NA.AAA.3 Index	(0.080%	)	12/13/2049		3,353	167	(112)	55	0
	CMBX.NA.AAA.4 Index	(0.350%	)	02/17/2051		2,611	121	(80)	41	0

GST	CDX.IG-9 10-Year Index 15-30%	(1.000%	)	12/20/2017		1,470	(32)	(11)	0	(43)

MYC	CMBX.NA.AAA.3 Index	(0.080%	)	12/13/2049		776	48	(35)	13	0
	iTraxx Europe 9 10-Year Index 22-100%	(0.250%	)	06/20/2018	EUR	25,400	258	(264)	0	(6)

							$808	$(1,818)	$174	$(1,184)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	8.600%	01/02/2017	BRL	900	$0	$(28)	$0	$(28)
	Pay	1-Year BRL-CDI	8.860%	01/02/2017		40,000	408	(1,423)	0	(1,015)
	Pay	1-Year BRL-CDI	8.940%	01/02/2017		2,700	5	(79)	0	(74)
	Pay	6-Month AUD-BBR-BBSW	4.000%	03/15/2023	AUD	300	2	(11)	0	(9)

BPS	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	1,600	(5)	101	96	0

DUB	Pay	6-Month AUD-BBR-BBSW	4.250%	12/11/2023	AUD	5,400	(93)	(29)	0	(122)

FBF	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	2,300	13	126	139	0
	Pay	1-Year BRL-CDI	8.935%	01/02/2017	BRL	8,800	(11)	(228)	0	(239)

GLM	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	6,100	64	303	367	0

MYC	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021		1,800	3	106	109	0
	Pay	1-Year BRL-CDI	8.640%	01/02/2017	BRL	63,800	(157)	(1,650)	0	(1,807)

UAG	Pay	1-Year BRL-CDI	8.900%	01/02/2017		3,900	(7)	(100)	0	(107)

							$222	$(2,912)	$711	$(3,401)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	KOSPI 200 Index	59,000,000	0.000%	03/13/2014	KRW	15,440,206	$212	$212	$0

(6)

Receive represents that the Portfolio receives monthly payments for any positive monthly return on the underlying reference. The Portfolio makes payments for any negative monthly return on such underlying reference. Pay represents that the Portfolio receives monthly payments for any negative monthly return on the underlying reference. The Portfolio makes payments for any positive monthly return on such underlying reference.

VARIANCE SWAPS

Counterparty	Pay/Receive Variance	Reference Entity	Variance Strike Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
GST	Pay	S&P 500 Index	7.156%	12/18/2015	$	15,424	$0	$625	$625	$0

Total Swap Agreements							$460	$(3,034)	$2,146	$(4,720)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2013:

(i)	Securities with an aggregate market value of $1,164 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
PIMCO Global Multi-Asset Portfolio
BOA	$501	$2,313	$378	$3,192	$(626)	$(24)	$(1,732)	$(2,382)	$810	$(630)	$180
BPS	1,061	51	96	1,208	(147)	(159)	(15)	(321)	887	(1,180)	(293)
BRC	490	16	0	506	(479)	(12)	(37)	(528)	(22)	273	251
CBK	601	947	120	1,668	(878)	(1,115)	(1)	(1,994)	(326)	0	(326)
DUB	504	1,291	24	1,819	(558)	(89)	(726)	(1,373)	446	(270)	176
FBF	804	13	333	1,150	(159)	(11)	(239)	(409)	741	(620)	121
GLM	906	16	367	1,289	(190)	(693)	0	(883)	406	(430)	(24)
GST	0	217	643	860	0	(0)	(43)	(43)	817	(1,640)	(823)
HUS	1,376	6	0	1,382	(679)	(4)	0	(683)	699	(310)	389
JPM	1,710	3,793	0	5,503	(823)	(87)	0	(910)	4,593	(4,370)	223
MSC	525	0	0	525	(901)	0	0	(901)	(376)	(1,373)	(1,749)
MSX	0	6	0	6	0	(7)	0	(7)	(1)	(230)	(231)
MYC	0	7,120	122	7,242	0	0	(1,820)	(1,820)	5,422	(6,155)	(733)
RBC	13	4	0	17	(25)	0	0	(25)	(8)	0	(8)
RYL	2	7	63	72	(33)	(4)	0	(37)	35	0	35
SCX	11	0	0	11	(227)	0	0	(227)	(216)	349	133
SOG	0	7	0	7	(13)	(3)	0	(16)	(9)	0	(9)
UAG	3,804	24	0	3,828	(1,383)	(4)	(107)	(1,494)	2,334	(2,380)	(46)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	21

Consolidated Schedule of Investments PIMCO Global Multi-Asset Portfolio (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
PIMCO Cayman Commodity Portfolio II, Ltd. (Subsidiary)
MYC	$0	$1	$0	$1	$0	$(1)	$0	$(1)	$0	$0	$0

Total Over the Counter	$12,308	$15,832	$2,146	$30,286	$(7,121)	$(2,213)	$(4,720)	$(14,054)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default . Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$868	$0	$0	$868
Futures	70	0	412	0	169	651
Swap Agreements	0	18	0	0	3,678	3,696

	$70	$18	$1,280	$0	$3,847	$5,215

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,308	$0	$12,308
Purchased Options	1	0	0	209	15,622	15,832
Swap Agreements	0	598	837	0	711	2,146

	$1	$598	$837	$12,517	$16,333	$30,286

	$71	$616	$2,117	$12,517	$20,180	$35,501

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$144	$0	$338	$0	$387	$869
Swap Agreements	0	0	0	0	1,978	1,978

	$144	$0	$338	$0	$2,365	$2,847

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,121	$0	$7,121
Written Options	1	241	0	87	1,884	2,213
Swap Agreements	0	1,319	0	0	3,401	4,720

	$1	$1,560	$0	$7,208	$5,285	$14,054

	$145	$1,560	$338	$7,208	$7,650	$16,901

The Effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the Period Ended December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(20,941)	$0	$(9)	$(20,950)
Written Options	91	0	2,046	0	471	2,608
Futures	5,174	0	(15,074)	0	5,823	(4,077)
Swap Agreements	0	(445)	0	0	(66,907)	(67,352)

	$5,265	$(445)	$(33,969)	$0	$(60,622)	$(89,771)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,260	$0	$4,260
Purchased Options	(2,849)	0	2,670	(3,208)	(3,384)	(6,771)
Written Options	2,991	443	864	3,626	3,101	11,025
Swap Agreements	(421)	(1,399)	0	0	(24,716)	(26,536)

	$(279)	$(956)	$3,534	$4,678	$(24,999)	$(18,022)

	$4,986	$(1,401)	$(30,435)	$4,678	$(85,621)	$(107,793)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$5,400	$0	$0	$5,400
Written Options	0	0	(1,322)	0	0	(1,322)
Futures	(791)	0	2,059	0	(3,997)	(2,729)
Swap Agreements	0	(1,385)	0	0	4,437	3,052

	$(791)	$(1,385)	$6,137	$0	$440	$4,401

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,180	$0	$11,180
Purchased Options	2,467	0	(362)	(235)	3,263	5,133
Written Options	(2,523)	4	(3)	207	794	(1,521)
Swap Agreements	568	(857)	723	0	(4,155)	(3,721)

	$512	$(853)	$358	$11,152	$(98)	$11,071

	$(279)	$(2,238)	$6,495	$11,152	$342	$15,472

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$16,777	$0	$16,777
Industrials	0	2,440	0	2,440
Utilities	0	1,661	0	1,661
U.S. Government Agencies	0	1,354	0	1,354
U.S. Treasury Obligations	0	173,464	0	173,464
Mortgage-Backed Securities	0	2,534	0	2,534
Asset-Backed Securities	0	1,323	0	1,323
Sovereign Issues	0	6,294	0	6,294
Common Stocks
Consumer Discretionary	144	0	0	144
Exchange-Traded Funds	154,579	0	0	154,579
Short-Term Instruments
Repurchase Agreements	0	1,540	0	1,540
Short-Term Notes	0	1,400	0	1,400
U.S. Treasury Bills	0	11,838	0	11,838
	$154,723	$220,625	$0	$375,348

Investments in Affiliates, at Value
Mutual Funds	802,718	0	0	802,718
Exchange-Traded Funds	14,678	0	0	14,678

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$225,684	$0	$0	$225,684
	$1,043,080	$0	$0	$1,043,080

Total Investments	$1,197,803	$220,625	$0	$1,418,428

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	651	4,564	0	5,215
Over the counter	0	30,286	0	30,286
	$651	$34,850	$0	$35,501

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(869)	(1,978)	0	(2,847)
Over the counter	0	(14,054)	0	(14,054)
	$(869)	$(16,032)	$0	$(16,901)

Totals	$1,197,585	$239,443	$0	$1,437,028

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

†	All or a portion of this security is owned by PIMCO Cayman Commodity Portfolio II, Ltd., which is a 100% owned subsidiary of the Portfolio.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	23

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Global Multi-Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Act, fixed income instruments, equity securities, forwards and derivatives. The Portfolio will invest in such funds, securities, instruments and other investments to the extent permitted under the Act, or any exemptive relief therefrom. The Portfolio may invest in Institutional Class or Class M shares of any of the funds of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, the “Acquired Funds”). The Portfolio will invest either directly or indirectly (through a fund) in instruments that are economically tied to at least three countries (one of which may be the United States).

The Portfolio seeks concurrent exposure to a broad spectrum of asset classes and other investments. The Portfolio will typically invest 20% to 80% of its total assets in equity-related investments (including investment in common stock, preferred securities, equity securities of real estate investment trusts and/or investment in the Domestic Equity-Related Underlying PIMCO Funds, the International Equity-Related Underlying PIMCO Funds and the PIMCO RealEstateRealReturn Strategy Fund, an Underlying PIMCO Fund, each as more fully described in the “Description of the Underlying PIMCO Funds” in the Portfolio’s prospectus, and in other equity-related Acquired Funds as defined under Important Information About the Portfolio). With respect to its direct or indirect (through a fund) investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Portfolio may invest. The Portfolio may invest up to 25% of its total assets in commodity-related investments (including investment in the PIMCO Cayman Commodity Portfolio II Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “GMA Subsidiary”), and the PIMCO CommoditiesPLUS® Short Strategy Fund, PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®, Underlying PIMCO Funds). The GMA Subsidiary is advised by PIMCO and primarily invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income instruments. The GMA Subsidiary (unlike the Portfolio) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Portfolio may invest up to 25% of its total assets in the GMA Subsidiary. The Underlying PIMCO Funds and other affiliated and unaffiliated funds in which the Portfolio may invest are collectively referred to as “Acquired Funds.” The Portfolio is classified as “non-diversified” for purposes of the Act because it may invest in a limited number of Acquired Funds and other investments. However, since certain of the Acquired Funds in which the Portfolio may invest are classified as diversified for purposes of the Act, the Portfolio may indirectly diversify its portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

component of net realized gain/loss on investments on the Consolidated Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Consolidated Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid and are included in net realized gain or loss on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period and are included in net change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies on the Consolidated Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Consolidated Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Consolidated Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

ANNUAL REPORT	DECEMBER 31, 2013	25

Notes to Financial Statements (Cont.)

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■	Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Consolidated Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated

ANNUAL REPORT	DECEMBER 31, 2013	27

Notes to Financial Statements (Cont.)

daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Exchange-Traded Funds  The Portfolio may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the

U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds, PIMCO Equity Series and PIMCO ETF Trust, affiliated open-end investment companies. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2013 (amounts in thousands):

Underlying PIMCO Funds	Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	$0	$14,672	$0	$0	$6	$14,678	$55	$0
PIMCO Emerging Local Bond Fund	79,195	3,269	(12,000)	(1,359)	(10,161)	58,944	3,269	0
PIMCO Emerging Markets Bond Fund	7,093	0	(7,105)	807	(795)	0	9	0
PIMCO Emerging Markets Corporate Bond Fund	81,365	2,069	(51,500)	2,011	(5,039)	28,906	1,854	216
PIMCO EqS Pathfinder Fund®	190,322	2,753	(127,300)	7,416	10,274	83,465	1,259	1,494
PIMCO EqS® Dividend Fund	60,294	91,345	(54,970)	2,187	7,616	106,472	6,240	3,584
PIMCO EqS® Emerging Markets Fund	97,573	20,170	(22,000)	(4,874)	4,963	95,832	0	0
PIMCO EqS® Long/Short Fund	0	15,008	0	0	(622)	14,386	509	260
PIMCO Global Advantage® Strategy Bond Fund	14,039	0	(14,034)	998	(1,003)	0	5	0
PIMCO Global Bond Fund (Unhedged)	6,990	0	(6,942)	163	(211)	0	4	0
PIMCO Income Fund	84,341	174,685	(29,500)	(831)	(2,447)	226,248	10,933	287
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	11,397	0	(11,380)	748	(765)	0	0	0
PIMCO Investment Grade Corporate Bond Fund	36,177	14,218	(5,199)	(34)	(3,795)	41,367	1,895	923
PIMCO Long-Term U.S. Government Fund	0	0	0	0	0	0	0	0

ANNUAL REPORT	DECEMBER 31, 2013	29

Notes to Financial Statements (Cont.)

Underlying PIMCO Funds	Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
PIMCO Mortgage Opportunities Fund	$0	$14,057	$0	$0	$(89)	$13,968	$57	$0
PIMCO Real Return Fund	29,413	165	(27,411)	(1,754)	(413)	0	182	0
PIMCO RealEstateRealReturn Strategy Fund	3,926	385	0	0	(898)	3,413	373	12
PIMCO Short-Term Floating NAV Portfolio	49,940	1,333,380	(1,157,600)	(2)	(34)	225,684	279	0
PIMCO StocksPLUS® Fund	143,702	4,567	(140,400)	18,880	(4,071)	22,678	2,993	1,574
PIMCO Total Return Fund	28,437	774	(8,000)	(246)	(1,068)	19,897	663	111
PIMCO Unconstrained Bond Fund	169,075	1,584	(78,800)	(2,676)	(2,041)	87,142	1,509	75
Totals	$1,093,279	$1,693,101	$(1,754,141)	$21,434	$(10,593)	$1,043,080	$32,088	$8,536

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Consolidated Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Options on Commodity Futures Contracts  The Portfolio may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity.

ANNUAL REPORT	DECEMBER 31, 2013	31

Notes to Financial Statements (Cont.)

The exercise for a Commodity Option will not include physical delivery of the underlying commodity but will rather settle the amount of the difference between the current market value of the underlying futures contract and the strike price directly into the Portfolio’s custody account. For an option that is in-the-money, the Portfolio will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Securities  The Portfolio may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns for the Portfolio or to hedge an existing position or future investment.

Options on Exchange-Traded Funds  The Portfolio may write or purchase options on exchange-traded funds (“ETF Option”). An ETF Option uses a specified exchange-traded fund as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

Options on Indices  The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns for the Portfolio or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will rather settle the amount of the difference between the settlement price of the underlier and the strike price directly into the Portfolio’s custody account.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate, sovereign or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit

ANNUAL REPORT	DECEMBER 31, 2013	33

Notes to Financial Statements (Cont.)

derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2013 for which the Portfolio is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements to gain or mitigate exposure to the underlying reference securities. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance, the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio may invest in shares of the Underlying PIMCO Funds or Acquired Funds, the risk of investing in the Portfolio may be closely related to the risks associated with the Underlying PIMCO Funds or Acquired Funds and their investments. The Portfolio may also invest its assets directly in stocks or bonds of other issuers and in other instruments such as forwards, options, futures contracts or swap agreements.

Investing in the Underlying PIMCO Funds or Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds or Acquired Funds.

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

The investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in each Portfolio is that the investment adviser will make less than optimal or poor asset allocation decisions. The investment adviser attempts to identify investment allocations for the Underlying PIMCO Funds or Acquired Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the investment adviser will focus on an Underlying PIMCO Funds or Acquired Funds that performs poorly or underperforms other Underlying PIMCO Funds or Acquired Funds under various market conditions.

The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements. As mentioned earlier in this report, the U.S. is currently experiencing historically low interest rates. This combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, the fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair the performance of the Portfolio.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by

ANNUAL REPORT	DECEMBER 31, 2013	35

Notes to Financial Statements (Cont.)

performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio is subject to various netting arrangements, with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties

(cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Consolidated Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

8. BASIS FOR CONSOLIDATION OF THE PIMCO GLOBAL MULTI-ASSET PORTFOLIO

The GMA Subsidiary, a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the GMA Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the GMA Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the GMA Subsidiary, comprising the entire issued share capital of the GMA Subsidiary, with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the GMA Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the GMA Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the GMA Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of December 31, 2013 of the GMA Subsidiary to the Portfolio (amounts in thousands).

Date of Incorporation	11/21/2008
Subscription Agreement	01/14/2009
Portfolio Net Assets	$1,474,405
Subsidiary % of Portfolio Net Assets	3.0%

Subsidiary Financial Statement Information
Total assets	$44,429
Total liabilities	172
Net assets	$44,257
Total income	31
Net investment income (loss)	(475)
Net realized gain (loss)	(5,095)
Net change in unrealized appreciation (depreciation)	(9,163)
Increase (decrease) in net assets resulting from operations	$(14,733)

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.90%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.05%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted

ANNUAL REPORT	DECEMBER 31, 2013	37

Notes to Financial Statements (Cont.)

pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Acquired Fund Fees and Expenses for the Portfolio are based upon an allocation of the

Portfolio’s assets among the Acquired Funds, which includes the total annual operating expenses of the Institutional Class shares of the Underlying PIMCO Funds and other funds. Acquired Fund Expenses will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2014, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the expenses attributable to Investment Advisory Fees and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Portfolio’s Investment Advisory Fees and Supervisory and Administrative Fees are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2013, the amount was $7,334,271.

The GMA Subsidiary has entered into a separate contract with PIMCO for the management of the GMA Subsidiary’s portfolio pursuant to which the GMA Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMA Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GMA Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2013, the amount was $506,364.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as

38	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2013, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$5,441	$7,039

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2013, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$1,263,578	$1,290,985	$707,503	$1,401,023

13. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2013		Year Ended 12/31/2012
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	166	$2,092	1	$13
Administrative Class	2,406	29,507	3,663	46,128
Advisor Class	10,662	127,248	8,213	103,030
Issued as reinvestment of distributions
Institutional Class	5	57	0	0
Administrative Class	953	11,149	1,138	14,224
Advisor Class	3,639	42,793	4,283	53,646
Cost of shares redeemed
Institutional Class	(19)	(219)	0	0
Administrative Class	(5,434)	(63,804)	(2,071)	(25,916)
Advisor Class	(30,984)	(367,110)	(9,465)	(118,649)
Net (decrease) resulting from Portfolio share transactions	(18,606)	$(218,287)	5,762	$72,476

As of December 31, 2013, three shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 89% of the Portfolio. One shareholder is a related party to the portfolio and comprises 18% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

ANNUAL REPORT	DECEMBER 31, 2013	39

Notes to Financial Statements (Cont.)

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2013, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2010-2012, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2013, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$—	$—	$(33,342)	$(46)	$(59,577)	$—	$(33,306)

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through December 31, 2013 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2013 through December 31, 2013, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

40	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

As of December 31, 2013, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$—	$—	$—	$—

Under the recently enacted Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2013, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$40,159	$19,417

As of December 31, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$1,449,485	$33,848	$(64,905)	$(31,057)

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2013 and December 31, 2012, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2013	$39,508	$—	$14,491
12/31/2012	$60,393	$7,477	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2013	41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO Global Multi-Asset Portfolio:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of the PIMCO Global Multi-Asset Portfolio and its wholly owned subsidiary (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2014

42	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SAL	Citigroup Global Markets, Inc.
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SCX	Standard Chartered Bank
CBK	Citibank N.A.	JPS	JPMorgan Securities, Inc.	SOG	Societe Generale
DEU	Deutsche Bank Securities, Inc.	MSC	Morgan Stanley & Co., Inc.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MSX	Morgan Stanley Capital Group, Inc.	UAG	UBS AG Stamford
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.
GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	PHP	Philippine Peso
BRL	Brazilian Real	HUF	Hungarian Forint	PLN	Polish Zloty
CAD	Canadian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
CHF	Swiss Franc	INR	Indian Rupee	SEK	Swedish Krona
CLP	Chilean Peso	JPY	Japanese Yen	SGD	Singapore Dollar
CNY	Chinese Renminbi	KRW	South Korean Won	THB	Thai Baht
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	USD (or $)	United States Dollar
EUR	Euro	NZD	New Zealand Dollar	ZAR	South African Rand
GBP	British Pound	PEN	Peruvian New Sol

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	OTC	Over-the-Counter

Index Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade	FRCPXTOB	France Consumer Price ex-Tobacco Index	KOSPI	Korea Composite Stock Price Index
CMBX	Commercial Mortgage-Backed Index

Other Abbreviations:
BBR	Bank Bill Rate	LIBOR	London Interbank Offered Rate	SPDR	Standard & Poor’s Depository Receipts
BBSW	Bank Bill Swap Reference Rate	oz.	Ounce	USLD	Ultra-Low Sulfur Diesel
CDI	Brazil Interbank Deposit Rate	RBOB	Reformulated Blendstock for Oxygenate Blending	WTI	West Texas Intermediate
EURIBOR	Euro Interbank Offered Rate

ANNUAL REPORT	DECEMBER 31, 2013	43

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013:

21.01%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

3.07%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

44	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	172	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2013	45

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian* (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Vice President	11/2013 to Present Treasurer 08/1997 to 11/2013	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

* Effective February 3, 2014, Dr. El-Erian no longer serves as a Senior Vice President of the Trust.

46	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2013	47

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 12-13, 2013, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2014. The Board also considered and approved for an additional one-year term through August 31, 2014, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2014.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreement are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust and the independent Trustees.

The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 12-13, 2013 meeting. The independent Trustees also met with counsel to the Trust and the independent Trustees on August 2, 2013 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2012, including, but not limited to, undertaking significant technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2013. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2013 and other performance data, as available, for the periods ended June 30, 2013 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2013 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 12-13, 2013 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2013.

ANNUAL REPORT	DECEMBER 31, 2013	49

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Board noted that, for periods ending May 31, 2013, the Administrative Class of 71%, 92% and 100% of the Portfolios outperformed their Lipper category median in the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 86% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2013 (based on the performance of the Administrative Class). The Board also noted that ten of 13 Portfolios, representing 93% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2013, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $23 billion as of May 31, 2013.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expense ratios in their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the size of the assets under management with PIMCO, the manner in which similar portfolios may be managed, different requirements with

50	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to

ANNUAL REPORT	DECEMBER 31, 2013	51

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively; had been reduced for some Portfolios over time; had been held steady for most Portfolios as assets grew, or declined in the case of some Portfolios; and continued to be competitive compared with peers. The Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. The Trustees noted that the benefits of the unified fee were apparent during the recent financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC supported the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and in return for the fees paid to RALLC by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

52	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT35AR_123113

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2013

PIMCO Global Multi-Asset Portfolio

Share Class

■	Advisor

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Consolidated Statement of Assets and Liabilities	8
Consolidated Statement of Operations	9
Consolidated Statements of Changes in Net Assets	10
Consolidated Schedule of Investments	11
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	42
Glossary	43
Federal Income Tax Information	44
Management of the Trust	45
Privacy Policy	47
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	48

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2013. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

The past twelve months were marked by ongoing periods of heightened bond market volatility brought on by uncertainty around central bank monetary and fiscal policy, geopolitical concerns, and a slower than hoped for rebound in the global economy. Following a particularly bumpy third quarter, however, all financial markets completed the year along a relatively smoother path. Federal Reserve (“Fed”) Chairman Ben Bernanke laid the groundwork in September, when he clarified the Fed’s commitment to maintain its quantitative easing (“QE”) bond purchase program of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero-bound range. The nomination of Janet Yellen to the Chairmanship further helped to reassure investors that the Fed would be committed to the continuation of their accommodative policies.

As investors were made particularly aware, beginning in mid-May conditions in financial markets deteriorated rapidly as markets reacted to signals by the Fed that it might begin to slow the pace of its asset purchases. This shift in tone fueled a broad-based sell-off within fixed income assets throughout the summer, undermining market liquidity and sending yields higher across the risk spectrum.

By mid-September, however, the Fed announced its intent to delay any tapering until more convincing indicators of economic growth become apparent and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore higher) and a rally across most equity markets. The Fed also maintained the Federal Funds Rate within a narrow range of zero to 25 basis points. Into October, investors were once again kept on edge by the uncertain fiscal policy and political landscape—namely the partial shutdown of the U.S. government that began during the first week of October, the ongoing debt ceiling negotiations between the White House and Congress, and confirmation proceedings for the next Fed Chairman. Investors were relieved by the last-minute deal announced on October 17 that reached an agreement to reopen the U.S. government and raise the debt ceiling.

In November, relative calm prevailed across most fixed income markets, and equity markets continued to rally. The European Central Bank (“ECB”) reduced their main policy rate (or the interest rate at which it lends money to banks) by 25 basis points to 0.25%, likely due to their concern over lower than expected inflation and a weak global growth outlook. The Bank of England (“BOE”) unanimously voted to leave its main policy rate unchanged amid a pickup in economic growth and expectations that this would lead to an eventual decline in the U.K. unemployment rate.

Towards the latter part of December, the Fed announced that beginning in January 2014 it intends to gradually exit its bond-buying program, by reducing it from $85 billion to $75 billion spread equally across mortgage and U.S. Treasury purchases. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee (“FOMC”) provided even greater assurances that the policy rate would remain near a zero-bound range until signs of sustainable growth are more broadly evident in the U.S. economy. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

U.S. Treasuries underperformed most other developed sovereign bond markets on a hedged basis as investors reacted to the various Fed announcements regarding the tapering of their QE bond purchase program. In particular, U.S. Treasury yields rose to their highest level in late December as investors reacted to the Fed’s announcement that it would begin the reduction of its asset purchases starting in January 2014. This decision was made on the back of improving economic data, which included a lower unemployment rate, respectable monthly job reports, and improving housing fundamentals. The benchmark ten-year U.S. Treasury note yielded 3.03% at the end of the reporting period, as compared to 1.76% on December 31, 2012. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 2.02% for the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 8.61% over the period, underperforming nominal U.S. Treasuries. U.S. TIPS sold off, particularly during the second quarter of the reporting period, as the market began to price in the inevitable Fed tapering decision, which was officially announced in December. The decision by the Fed to initiate the tapering of asset purchases was validated via stronger jobs and GDP data, with continual weaker inflation data adding further pressure to U.S. TIPS valuations towards the latter part of the period. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 9.52% over the period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries even with the Fed’s announcement that it would begin to reduce its asset purchases in January 2014. The announcement, however, did lead to differentiated performance among coupons, with lower coupons underperforming, as these bonds have been the largest beneficiaries of Fed purchases. Prices for non-Agency mortgages rose on limited outstanding supply, improving risk appetite and ongoing signs of recovery in the housing sector. Commercial MBS also outperformed amid strong investor demand and a continued rebound in property valuations.

■

The U.S. investment grade credit market, as measured by the Barclays U.S. Credit Index, declined 2.01% for the period, but outperformed like-duration U.S. Treasuries as spreads tightened, ending the year at the lowest level since the global financial crisis began. This positive performance was supported by improving global growth fundamentals and continued easy monetary policy. The high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 7.42% for the period. The sector was one of the best-performing fixed income sectors, benefiting from relatively sound fundamentals and investor demand for higher yielding assets with lower interest rate sensitivity.

■

Emerging markets (“EM”) external debt underperformed U.S. Treasuries during the year and was impacted by the second quarter sell-off. Country-specific stories and the risk-on market sentiment following the Fed tapering announcement supported lower spreads in the fourth quarter, particularly in December. EM local assets particularly underperformed U.S. Treasuries during the period, as weaker EM currencies and increases in local yields weighed on overall returns.

■

Developed market equities posted strong performance in 2013, despite a period marked by considerable volatility and uncertainty around central bank policy. U.S. equities, as measured by the S&P 500 Index, returned 32.39%. Global equities, as represented by the MSCI All Country World Index Net USD and MSCI World Index, returned 22.80% and 26.68%, respectively. Emerging market equities (“EM”), as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.60%. EM equities underperformed developed market equities due to declining earnings growth and rising interest rates in the U.S. which placed pressure on local EM currencies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2014

ANNUAL REPORT	DECEMBER 31, 2013	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Global Multi-Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in Institutional Class or Class M shares of any of the funds of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, the “Acquired Funds”). The Portfolio may invest in a combination of affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom.

A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The principal risks of investing in the Portfolio include risks from direct investments and/or indirect exposure through investment in Acquired Funds. Among the principal risks of investing in the Portfolio are allocation risk, Acquired Fund risk, interest rate risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, short sales risk, tax risk, subsidiary risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio or an Acquired Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio or an Acquired Fund. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s or Acquired Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio or Acquired Fund may engage in such transactions regardless of whether the Portfolio or Acquired Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio or an Acquired Fund may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s or Acquired Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio or an Acquired Fund invests in emerging market debt, both may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

4	PIMCO VARIABLE INSURANCE TRUST

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Acquired Funds, which includes the Underlying PIMCO Funds and other funds, in addition to the Portfolio’s direct fees and expenses.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2013 to December 31, 2013.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2013	5

PIMCO Global Multi-Asset Portfolio

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown‡

Mutual Funds	56.6%
Short-Term Instruments	17.0%
U.S. Treasury Obligations	12.2%
Exchange-Traded Funds	11.9%
Corporate Bonds & Notes	1.5%
Other	0.8%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	1 Year	Class Inception (04/15/2009)
PIMCO Global Multi-Asset Portfolio Advisor Class	-7.91%	5.80%
MSCI World Index±	26.68%	17.39%
1 Month LIBOR +5%±±	5.19%	5.24%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.75% for Advisor Class shares.

± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 24 developed market country indices. It is not possible to invest directly in an unmanaged index.

±± The 1 Month LIBOR +5% benchmark is created by adding 5% to the annual return of 1 Month LIBOR. The 1 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (1 month) in England’s Eurodollar market. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/13)	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,003.40	$1,021.22
Expenses Paid During Period†	$3.99	$4.02
Net Annualized Expense Ratio††	0.79%	0.79%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 9 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Global Multi-Asset Portfolio seeks maximum long-term absolute return, consistent with prudent management of portfolio volatility. PIMCO uses a three-step approach in seeking to achieve the return and volatility parameters of the Portfolio’s investment objective which consists of 1) developing a target asset allocation; 2) developing a series of relative value strategies designed to add value beyond the target allocation; and 3) utilizing hedging techniques to manage risks. PIMCO evaluates these three steps and uses varying combinations of Acquired Funds and/or direct investments to implement them within the Portfolio. The Portfolio may invest in Institutional Class or Class M shares of any funds (except funds of funds) of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies (“Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, “Acquired Funds”).

»	Holdings of developed markets equities benefited performance as the MSCI World Index gained 26.68% during the reporting period.

»	An allocation to emerging markets equities detracted from performance as the MSCI Emerging Markets Index declined during the reporting period.

»

Duration (or sensitivity to changes in market interest rates) positioning detracted from performance, driven by long positioning in the U.S. and Australia, as sovereign yields in both markets rose during the reporting period.

»	Exposure to emerging markets bonds, primarily through long exposure to interest rates in Brazil, detracted from performance as interest rates in Brazil rose during the reporting period.

»	Holdings of inflation-linked bonds focused on U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from performance as U.S. TIPS posted negative returns during the reporting period.

»

Tail-risk hedges, such as put options on U.S. equities (which seek to limit portfolio losses amid large market declines), modestly detracted from performance as the S&P 500 Index posted positive returns during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Global Multi-Asset Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2013	12/31/2012	12/31/2011	12/31/2010	04/15/2009-12/31/2009

Advisor Class
Net asset value beginning of year or period	$12.76	$12.16	$12.72	$11.79	$10.00
Net investment income (a)	0.27	0.27	0.37	0.70	0.34
Net realized/unrealized gain (loss)	(1.27)	0.78	(0.59)	0.62	1.58
Total income (loss) from investment operations	(1.00)	1.05	(0.22)	1.32	1.92
Dividends from net investment income	(0.28)	(0.40)	(0.23)	(0.36)	(0.09)
Distributions from net realized capital gains	0.00	(0.05)	(0.11)	(0.03)	(0.04)
Tax basis return of capital	(0.10)	0.00	0.00	0.00	0.00
Total distributions	(0.38)	(0.45)	(0.34)	(0.39)	(0.13)
Net asset value end of year or period	$11.38	$12.76	$12.16	$12.72	$11.79
Total return	(7.91)%	8.77%	(1.80)%	11.34%	19.11%
Net assets end of year or period (000s)	$1,168,630	$1,523,954	$1,414,873	$757,048	$25,477
Ratio of expenses to average net assets	0.78%	0.77%	0.78%	0.78%	0.92	%*
Ratio of expenses to average net assets excluding waivers	1.24%	1.27%	1.24%	1.22%	2.15	%*
Ratio of expenses to average net assets excluding interest expense	0.77%	0.77%	0.78%	0.78%	0.92	%*
Ratio of expenses to average net assets excluding interest expense and waivers	1.23%	1.27%	1.24%	1.22%	2.15	%*
Ratio of net investment income to average net assets	2.27%	2.17%	2.88%	5.69%	4.01	%*
Portfolio turnover rate	116%**	133%**	38%**	71%**	136%

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	7

Consolidated Statement of Assets and Liabilities PIMCO Global Multi-Asset Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2013

Assets:
Investments, at value
Investments in securities*	$375,348
Investments in Affiliates	1,043,080
Financial Derivative Instruments
Exchange-traded or centrally cleared	5,215
Over the counter	30,286
Cash	3
Deposits with counterparty	35,647
Foreign currency, at value	19,003
Receivable for investments sold	11
Receivable for Portfolio shares sold	23
Interest and dividends receivable	1,595
Dividends receivable from Affiliates	2,609
Reimbursement receivable from PIMCO	5
1,512,825

Liabilities:
Financial Derivative Instruments
Exchange-traded or centrally cleared	$2,847
Over the counter	14,054
Payable for investments purchased	14
Payable for investments in Affiliates purchased	2,639
Deposits from counterparty	15,760
Payable for Portfolio shares redeemed	2,130
Accrued investment advisory fees	621
Accrued supervisory and administrative fees	70
Accrued distribution fees	246
Accrued servicing fees	39
38,420

Net Assets	$1,474,405

Net Assets Consist of:
Paid in capital	$1,600,675
(Overdistributed) net investment income	(37,599)
Accumulated undistributed net realized (loss)	(58,070)
Net unrealized (depreciation)	(30,601)
$1,474,405

Net Assets:
Institutional Class	$1,737
Administrative Class	304,038
Advisor Class	1,168,630

Shares Issued and Outstanding:
Institutional Class	153
Administrative Class	26,826
Advisor Class	102,712

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$11.34
Administrative Class	11.33
Advisor Class	11.38

Cost of Investments in Securities	$419,856
Cost of Investments in Affiliates	$1,026,999
Cost of Foreign Currency Held	$19,009
Cost or Premiums of Financial Derivative Instruments, net	$16,940

* Includes repurchase agreements of:	$1,540

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Operations PIMCO Global Multi-Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2013

Investment Income:
Interest	$14,137
Dividends, net of foreign taxes*	6,385
Dividends from Investments in Affiliates	32,088
Miscellaneous income	13
Total Income	52,623

Expenses:
Investment advisory fees	15,833
Supervisory and administrative fees	1,007
Servicing fees - Administrative Class	518
Distribution and/or servicing fees - Advisor Class	3,431
Trustees’ fees	32
Interest expense	134
Total Expenses	20,955
Waiver and/or Reimbursement by PIMCO	(7,841)
Net Expenses	13,114

Net Investment Income	39,509

Net Realized Gain (Loss):
Investments in securities	(43,956)
Investments in Affiliates	21,434
Net capital gain distributions received from Affiliate investments	8,536
Exchange-traded or centrally cleared financial derivative instruments	(89,771)
Over the counter financial derivative instruments	(18,022)
Foreign currency	(1,577)
Net Realized (Loss)	(123,356)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(65,732)
Investments in Affiliates	(10,593)
Exchange-traded or centrally cleared financial derivative instruments	4,401
Over the counter financial derivative instruments	11,071
Foreign currency assets and liabilities	(23)
Net Change in Unrealized (Depreciation)	(60,876)
Net (Loss)	(184,232)

Net (Decrease) in Net Assets Resulting from Operations	$(144,723)

* Foreign tax withholdings - Dividends	$9

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	9

Consolidated Statements of Changes in Net Assets PIMCO Global Multi-Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2013	Year Ended December 31, 2012

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$39,509	$40,571
Net realized (loss)	(123,356)	(33,471)
Net change in unrealized appreciation (depreciation)	(60,876)	146,910
Net increase (decrease) resulting from operations	(144,723)	154,010

Distributions to Shareholders:
From net investment income
Institutional Class	(44)	(0)^
Administrative Class	(8,238)	(12,773)
Advisor Class	(31,226)	(47,620)
From net realized capital gains
Institutional Class	0	(0)^
Administrative Class	0	(1,451)
Advisor Class	0	(6,026)
Tax basis return of capital
Institutional Class	(13)	0
Administrative Class	(2,911)	0
Advisor Class	(11,567)	0

Total Distributions	(53,999)	(67,870)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(218,287)	72,476
Net increase (decrease) in capital	(417,009)	158,616

Net Assets:
Beginning of year	1,891,414	1,732,798
End of year*	$1,474,405	$1,891,414

* Including undistributed (overdistributed) net investment income of:	$(37,599)	$29,674

**	See note 13 in the Notes to Financial Statements.
^	Amount is less than $500.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Global Multi-Asset Portfolio

December 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 25.5%

CORPORATE BONDS & NOTES 1.4%

BANKING & FINANCE 1.1%
Banco Santander Brasil S.A.
2.343% due 03/18/2014		$1,900	$1,900
Barclays Bank PLC
7.625% due 11/21/2022		3,500	3,736
Credit Suisse AG
6.500% due 08/08/2023		3,400	3,625
KBC Bank NV
8.000% due 01/25/2023		3,400	3,766
Rabobank Group
6.875% due 03/19/2020	EUR	2,400	3,750

			16,777

INDUSTRIALS 0.2%
New York Times Co.
5.000% due 03/15/2015		$2,000	2,095
Time Warner Entertainment Co. LP
8.375% due 03/15/2023		300	345

			2,440

UTILITIES 0.1%
Tokyo Electric Power Co., Inc.
4.500% due 03/24/2014	EUR	1,200	1,661

Total Corporate Bonds & Notes (Cost $20,636)			20,878

U.S. GOVERNMENT AGENCIES 0.1%
Fannie Mae
2.440% due 08/01/2022		$196	186
2.850% due 06/01/2022		200	195
2.920% due 06/01/2022		600	582
3.000% due 01/01/2022		393	391

Total U.S. Government Agencies (Cost $1,433)			1,354

U.S. TREASURY OBLIGATIONS 11.8%
U.S. Treasury Inflation Protected Securities (c)
0.625% due 02/15/2043		14,648	11,259
0.750% due 02/15/2042		72,815	58,528
2.125% due 02/15/2040		4,430	4,974
2.125% due 02/15/2041		7,892	8,862
U.S. Treasury Notes
0.250% due 05/31/2014		300	300
0.250% due 05/31/2014 †		500	500
0.250% due 08/31/2014		287	287
0.250% due 08/31/2014 †		2,700	2,703
0.250% due 09/15/2014		400	400
0.250% due 09/15/2014 †		1,100	1,101
0.250% due 10/31/2014 †		5,000	5,005
0.250% due 11/30/2014 †		100	100
0.250% due 01/15/2015 †		2,300	2,302
0.375% due 11/15/2014 †		100	100
0.500% due 08/15/2014 †		200	201
0.500% due 10/15/2014		1,200	1,203
0.500% due 10/15/2014 †		1,300	1,304
0.625% due 07/15/2014		1,500	1,504
0.625% due 07/15/2014 †		200	201
0.750% due 06/15/2014 †		200	201
1.000% due 01/15/2014		300	300
1.000% due 05/15/2014		700	702
2.000% due 02/15/2023 (j)		76,800	71,124

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.250% due 05/31/2014		$300	$303

Total U.S. Treasury Obligations (Cost $207,427)			173,464

MORTGAGE-BACKED SECURITIES 0.2%
American Home Mortgage Assets Trust
0.355% due 09/25/2046		1,819	1,293
Structured Adjustable Rate Mortgage Loan Trust
5.089% due 01/25/2036 ^		1,584	1,241

Total Mortgage-Backed Securities (Cost $2,288)			2,534

ASSET-BACKED SECURITIES 0.1%
Residential Asset Securities Corp. Trust
0.315% due 07/25/2036		1,533	1,323

Total Asset-Backed Securities (Cost $1,200)			1,323

SOVEREIGN ISSUES 0.4%
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2014	BRL	2,854	1,210
Mexico Government International Bond
4.500% due 11/22/2035 (c)	MXN	24,743	2,090
New Zealand Government Bond
5.500% due 04/15/2023	NZD	250	218
New Zealand Government CPI Linked Bond
2.000% due 09/20/2025		3,600	2,776

Total Sovereign Issues (Cost $7,219)			6,294

		SHARES
COMMON STOCKS 0.0%

CONSUMER DISCRETIONARY 0.0%
SFX Entertainment, Inc. (a)		12,011	144

Total Common Stocks (Cost $156)			144

EXCHANGE-TRADED FUNDS 10.5%
iShares China Large Cap Index Fund		1,544,557	59,234
SPDR Gold Shares †		239,486	27,821
Vanguard FTSE Emerging Markets ETF		1,641,322	67,524

Total Exchange-Traded Funds (Cost $164,720)			154,579

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 1.0%

REPURCHASE AGREEMENTS (e) 0.1%
			1,540

SHORT-TERM NOTES 0.1%
Federal Home Loan Bank
0.073% due 03/28/2014		$100	100
Freddie Mac
0.101% due 07/01/2014 †		200	200
0.115% due 07/01/2014 †		300	300
0.122% due 07/11/2014 †		400	400
0.152% due 02/24/2014		300	300
0.162% due 02/04/2014		100	100

			1,400

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.8%
0.065% due 01/09/2014 - 12/11/2014 †(b)(g)(i)	$11,841	$11,838

Total Short-Term Instruments (Cost $14,777)		14,778

Total Investments in Securities (Cost $419,856)		375,348

	SHARES
INVESTMENTS IN AFFILIATES 70.7%

MUTUAL FUNDS (d) 54.4%
PIMCO Emerging Local Bond Fund	6,317,659	58,944
PIMCO Emerging Markets Corporate Bond Fund	2,560,332	28,906
PIMCO EqS Pathfinder Fund®	6,972,890	83,465
PIMCO EqS® Dividend Fund	8,663,298	106,472
PIMCO EqS® Emerging Markets Fund	10,889,964	95,832
PIMCO EqS® Long/Short Fund	1,204,894	14,386
PIMCO Income Fund	18,454,210	226,248
PIMCO Investment Grade Corporate Bond Fund	4,039,712	41,367
PIMCO Mortgage Opportunities Fund	1,276,757	13,968
PIMCO RealEstateRealReturn Strategy Fund	891,129	3,413
PIMCO StocksPLUS® Fund	2,316,477	22,678
PIMCO Total Return Fund	1,861,266	19,897
PIMCO Unconstrained Bond Fund	7,857,685	87,142

Total Mutual Funds (Cost $786,612)		802,718

EXCHANGE-TRADED FUNDS 1.0%
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	138,000	14,678

Total Exchange-Traded Funds (Cost $14,672)		14,678

SHORT-TERM INSTRUMENTS 15.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 15.3%
PIMCO Short-Term Floating NAV Portfolio	22,557,095	225,684

Total Short-Term Instruments (Cost $225,715)		225,684

Total Investments in Affiliates (Cost $1,026,999)		1,043,080

Total Investments 96.2% (Cost $1,446,855)		1,418,428

Financial Derivative Instruments (i) 1.3% (Cost or Premiums, net $16,940)		18,600

Other Assets and Liabilities, net 2.5%		37,377

Net Assets 100.0%		$1,474,405

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	11

Consolidated Schedule of Investments PIMCO Global Multi-Asset Portfolio (Cont.)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
JPS	0.050%	12/31/2013	01/02/2014	$600	Freddie Mac 2.255% due 12/05/2022	$(622)	$600	$600
SAL	0.010%†	12/31/2013	01/02/2014	400	U.S. Treasury Notes 0.750% due 12/31/2017	(409)	400	400
SSB	0.000%	12/31/2013	01/02/2014	540	Freddie Mac 2.080% due 10/17/2022	(557)	540	540

Total Repurchase Agreements						$(1,588)	$1,540	$1,540

(1)	Includes accrued interest.

As of December 31, 2013, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowing while outstanding during the period ended December 31, 2013 was $197,034 at a weighted average interest rate of 0.039%.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
PIMCO Global Multi-Asset Portfolio
Global/Master Repurchase Agreement
DEU	$0	$0	$0	$0	$0	$(352)	$(352)
JPS	600	0	0	0	600	(622)	(22)
SSB	540	0	0	0	540	(557)	(17)

PIMCO Cayman Commodity Portfolio II, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
SAL	400	0	0	0	400	(409)	(9)

Total Borrowings and Other Financing Transactions	$1,540	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOE S&P 500 Index	1,825.000	01/18/2014	249	$494	$868

Total Purchased Options				$494	$868

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Cocoa March Futures †	Long	03/2014	37	$(38)	$0	$(1)
Cocoa May Futures †	Long	05/2014	16	(13)	0	0
Copper March Futures †	Long	03/2014	39	64	14	0

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Corn March Futures †	Short	03/2014	41	$7	$3	$0
E-mini S&P 500 Index March Futures	Long	03/2014	696	1,007	223	0
Euro-OAT France Government Bond March Futures	Short	03/2014	344	820	0	(38)
Gold 100 oz. February Futures †	Short	02/2014	41	144	6	0
Hang Seng China Enterprises Index January Futures	Long	01/2014	212	266	102	(134)
Henry Hub Natural Gas February Futures †	Long	01/2014	12	(24)	0	(24)
IBEX 35 Index January Futures	Long	01/2014	118	930	47	(4)
Live Cattle February Futures †	Long	02/2014	45	10	0	(8)
New York Harbor ULSD February Futures †	Long	01/2014	19	(6)	7	0
OMX Stockholm 30 Index January Futures	Long	01/2014	367	344	0	(9)
Platinum April Futures †	Short	04/2014	72	(3)	0	(24)
RBOB Gasoline February Futures †	Long	01/2014	26	(45)	0	(1)
Russell 2000 Mini Index March Futures	Short	03/2014	390	(2,303)	0	(187)
S&P CNX Nifty Index January Futures	Long	01/2014	1,141	(41)	40	0
Silver March Futures †	Short	03/2014	33	99	40	0
Soybean March Futures †	Long	03/2014	35	(59)	0	(28)
Sugar No. 11 March Futures †	Short	02/2014	317	346	0	(11)
U.S. Treasury 5-Year Note March Futures	Long	03/2014	1,790	(1,419)	0	(168)
U.S. Treasury 10-Year Note March Futures	Long	03/2014	1,055	(2,375)	0	(181)
U.S. Treasury 30-Year Bond March Futures	Short	03/2014	26	31	12	0
United Kingdom Government 10-Year Gilt March Futures	Long	03/2014	197	(817)	157	0
Volatility S&P 500 Index January Futures	Short	01/2014	81	119	0	(4)
Wheat March Futures †	Short	03/2014	157	312	0	(37)
WTI Crude January Futures †	Long	01/2014	11	5	0	(10)

Total Futures Contracts				$(2,639)	$651	$(869)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
iTraxx Europe Crossover 18 Index	(5.000%	)	12/20/2017	EUR 12,730	$(1,984)	$(1,385)	$18	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	0.800%	07/15/2014	$	28,200	$(150)	$(53)	$0	$(0)
Receive	3-Month USD-LIBOR	1.200%	07/15/2015		3,800	(65)	(37)	1	0
Receive	3-Month USD-LIBOR	0.750%	06/19/2016		5,400	(14)	9	2	0
Pay	3-Month USD-LIBOR	2.500%	12/18/2020		109,800	331	(780)	0	(391)
Pay	3-Month USD-LIBOR	3.000%	03/21/2023		182,100	(11,183)	(10,571)	0	(661)
Receive	3-Month USD-LIBOR	3.000%	12/18/2023		73,100	488	(429)	413	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2033		44,200	6,653	6,255	431	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		64,800	5,145	2,913	826	0
Receive	3-Month USD-LIBOR	3.250%	12/18/2043		70,500	8,900	5,269	870	0
Pay	6-Month AUD-BBR-BBSW	3.250%	09/11/2015	AUD	15,400	41	36	9	0
Pay	6-Month AUD-BBR-BBSW	3.500%	12/11/2018		28,100	(292)	(366)	64	0
Pay	6-Month AUD-BBR-BBSW	3.750%	12/11/2018		64,500	(8)	(345)	147	0
Pay	6-Month AUD-BBR-BBSW	3.500%	03/15/2023		19,800	(1,317)	(1,180)	52	0
Pay	6-Month AUD-BBR-BBSW	3.750%	03/15/2023		16,700	(812)	(936)	45	0
Pay	6-Month AUD-BBR-BBSW	3.975%	03/15/2023		2,800	(91)	(91)	8	0
Pay	6-Month AUD-BBR-BBSW	4.000%	03/15/2023		4,350	(134)	(134)	12	0
Pay	6-Month AUD-BBR-BBSW	4.250%	03/15/2023		3,600	(47)	(73)	10	0
Pay	6-Month AUD-BBR-BBSW	4.000%	12/11/2023		5,700	(241)	(253)	16	0
Pay	6-Month AUD-BBR-BBSW	4.250%	12/11/2023		21,500	(513)	(667)	61	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	13

Consolidated Schedule of Investments PIMCO Global Multi-Asset Portfolio (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	6-Month EUR-EURIBOR	3.000%	09/18/2023	EUR	159,900	$825	$1,438	$0	$(292)
Pay	6-Month GBP-LIBOR	2.000%	03/19/2019	GBP	78,800	(1,662)	(1,880)	231	0
Receive	6-Month GBP-LIBOR	3.000%	03/21/2042		9,200	1,162	438	0	(117)
Receive	6-Month GBP-LIBOR	3.500%	03/19/2044		36,930	(434)	1,349	0	(517)
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	15,080,000	(1,598)	1,761	480	0

						$4,984	$1,673	$3,678	$(1,978)

Total Swap Agreements						$3,000	$288	$3,696	$(1,978)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2013:

(g)	Securities with an aggregate market value of $163 and cash of $35,647 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
PIMCO Global Multi-Asset Portfolio (4)	$868	$581	$3,696	$5,145	$0	$(725)	$(1,978)	$(2,703)
PIMCO Cayman Commodity Portfolio II, Ltd. (Subsidiary) (4)	0	70	0	70	0	(144)	0	(144)

Total Exchange-Traded or Centrally Cleared	$868	$651	$3,696	$5,215	$0	$(869)	$(1,978)	$(2,847)

(4)

The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
Counterparty								Asset	Liability
BOA	01/2014		BRL	9,097	$		3,866	$10	$0
	01/2014		EUR	16,921			23,283	5	0
	01/2014		GBP	500			818	0	(10)
	01/2014		JPY	56,737			550	11	0
	01/2014	$		3,883		BRL	9,097	0	(27)
	01/2014			1,600		CAD	1,701	1	0
	01/2014			9,035		CHF	8,000	0	(66)
	01/2014			15,849		INR	991,335	141	0
	01/2014			3,779		MXN	49,000	0	(30)
	01/2014			15,573		MYR	50,004	0	(317)
	01/2014			650		NOK	3,989	7	0
	01/2014			369		NZD	450	1	0
	04/2014		INR	991,335	$		15,485	0	(176)
	04/2014		MYR	50,004			15,500	325	0

BPS	01/2014		BRL	42,653			19,132	1,053	0
	01/2014		EUR	600			824	0	(1)
	01/2014		INR	12,562			203	0	0
	01/2014	$		682		AUD	750	0	(12)
	01/2014			18,208		BRL	42,653	0	(129)
	01/2014			3,174		COP	6,118,749	0	(5)
	01/2014			200		INR	12,562	3	0
	01/2014			369		NZD	450	1	0
	02/2014		JPY	52,539	$		500	1	0
	03/2014		COP	6,118,749			3,162	3	0

BRC	01/2014		BRL	22,765			9,718	69	0
	01/2014		CZK	32,190			1,686	64	0
	01/2014		EUR	1,500			2,010	0	(53)
	01/2014		GBP	900			1,477	0	(13)
	01/2014		NZD	3,580			2,932	0	(13)
	01/2014		PHP	163,405			3,746	57	0
	01/2014	$		799		AUD	900	3	0
	01/2014			9,809		BRL	22,765	0	(159)

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
Counterparty								Asset	Liability
	01/2014	$		16,964		GBP	10,418	$288	$0
	01/2014			550		NOK	3,383	8	0
	02/2014		GBP	8,606	$		14,007	0	(241)
	02/2014		JPY	52,539			500	1	0

CBK	01/2014		AUD	13,200			12,218	442	0
	01/2014		CHF	2,125			2,312	0	(70)
	01/2014		GBP	9,156			15,017	0	(145)
	01/2014		HUF	206,612			935	0	(20)
	01/2014		INR	991,335			15,466	0	(523)
	01/2014		TWD	128,048			4,371	76	0
	01/2014	$		4,797		AUD	5,272	0	(90)
	01/2014			2,114		CHF	1,875	0	(12)
	01/2014			23,295		EUR	16,921	0	(17)
	01/2014			2,729		GBP	1,688	66	0
	01/2014			200		RUB	6,584	0	(1)
	02/2014		EUR	16,921	$		23,295	17	0

DUB	01/2014		BRL	14,566			6,241	67	0
	01/2014		EUR	550			753	0	(3)
	01/2014		GBP	500			818	0	(10)
	01/2014		PLN	29,794			9,771	0	(74)
	01/2014	$		7,118		BRL	16,715	10	(44)
	01/2014			550		CAD	586	1	0
	01/2014			1,100		NOK	6,755	13	0
	01/2014			2,922		NZD	3,580	22	0
	01/2014			400		RUB	13,162	0	(1)
	01/2014			9,074		TRY	18,742	0	(376)
	02/2014		NZD	3,580	$		2,916	0	(22)
	02/2014	$		2,670		EUR	1,949	11	0
	03/2014		CAD	7,248	$		6,800	0	(10)
	04/2014		TRY	18,742			8,910	380	0
	09/2015	$		1,547		CNY	9,400	0	(18)

FBF	01/2014		BRL	51,639	$		22,036	149	0
	01/2014		EUR	550			753	0	(3)
	01/2014		GBP	500			818	0	(10)
	01/2014		IDR	49,610,009			4,240	178	0
	01/2014		JPY	225,000			2,254	117	0
	01/2014			$22,030		BRL	51,639	0	(143)
	01/2014			7,314		CHF	6,625	113	0
	01/2014			6,740		GBP	4,125	90	0
	02/2014		BRL	51,639	$		21,856	144	0
	02/2014		SGD	1,204			961	7	0
	04/2014		PEN	10,212			3,602	0	(3)
	04/2014			$1,867		PEN	5,305	6	0

GLM	01/2014		BRL	35,152	$		15,343	444	0
	01/2014		COP	6,118,749			3,219	49	0
	01/2014		EUR	1,250			1,710	1	(11)
	01/2014		JPY	762,819			7,463	219	0
	01/2014		THB	278,175			8,588	128	0
	01/2014			$1,518		AUD	1,700	0	(2)
	01/2014			15,005		BRL	35,152	0	(106)
	01/2014			550		CAD	584	0	0
	01/2014			4,759		EUR	3,500	56	0
	01/2014			900		MXN	11,726	0	(2)
	01/2014			1,100		NOK	6,727	9	0
	04/2014		CLP	2,364,375	$		4,386	0	(69)

HUS	01/2014		BRL	148,212			63,268	446	0
	01/2014		TWD	476,928			16,115	119	0
	01/2014			$63,893		BRL	149,159	0	(672)
	01/2014			250		MXN	3,265	0	0
	01/2014			650		NOK	3,989	7	0
	01/2014			200		RUB	6,607	0	0
	01/2014		ZAR	17,098	$		1,713	86	0
	02/2014		EUR	2,859			3,926	0	(7)
	02/2014		JPY	1,253,700			12,625	718	0
	02/2014			$74		SEK	475	0	0

JPM	01/2014		BRL	37,065	$		16,709	999	0
	01/2014		HKD	101,166			13,049	2	0
	01/2014		IDR	3,709,836			311	8	0
	01/2014		JPY	171,630			1,650	20	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	15

Consolidated Schedule of Investments PIMCO Global Multi-Asset Portfolio (Cont.)

	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
Counterparty								Asset	Liability
	01/2014		KRW	14,051,453	$		12,825	$0	$(501)
	01/2014		PLN	4,742			1,524	0	(42)
	01/2014		RUB	130,741			3,997	33	(5)
	01/2014		TRY	18,742			9,183	485	0
	01/2014	$		1,129		AUD	1,238	0	(24)
	01/2014			17,105		BRL	39,900	0	(198)
	01/2014			3,728		CNY	22,866	39	0
	01/2014			2,299		KRW	2,454,872	29	0
	01/2014			1,532		PHP	66,121	0	(40)
	01/2014			22,295		RUB	734,040	1	(13)
	02/2014		BRL	17,531	$		7,456	85	0
	03/2014		IDR	3,709,837			306	7	0
	04/2014		RUB	720,850			21,576	2	0

MSC	01/2014		BRL	53,343			22,733	122	0
	01/2014		EUR	600			827	2	0
	01/2014		IDR	18,800,175			1,713	174	0
	01/2014		JPY	56,263			550	16	0
	01/2014		KRW	13,234,464			12,094	0	(457)
	01/2014		MXN	24,000			1,824	0	(13)
	01/2014	$		23,667		BRL	55,232	0	(260)
	01/2014			550		CAD	587	3	0
	01/2014			1,100		JPY	114,532	0	(12)
	01/2014			2,994		MXN	39,022	2	(11)
	01/2014			550		NOK	3,372	6	0
	01/2014		ZAR	41,259	$		4,126	200	0
	03/2014		MXN	294,151			22,268	0	(148)

RBC	01/2014		GBP	550			898	0	(13)
	01/2014		JPY	56,557			550	13	0
	01/2014	$		682		AUD	750	0	(12)

RYL	01/2014		EUR	650	$		883	0	(11)
	01/2014		GBP	500			818	0	(10)
	01/2014		JPY	52,473			500	2	0
	01/2014	$		726		AUD	800	0	(12)

SCX	01/2014		HKD	746,018	$		96,212	4	0
	01/2014		MYR	42,139			12,630	0	(227)
	02/2014		IDR	3,709,836			308	7	0

SOG	01/2014		EUR	600			824	0	(1)
	01/2014	$		726		AUD	800	0	(12)

UAG	01/2014		BRL	103,864	$		45,919	1,895	0
	01/2014		CNY	25,855			4,215	0	(44)
	01/2014		DKK	6,527			1,169	0	(35)
	01/2014		HKD	69,410			8,955	4	0
	01/2014		IDR	16,536,669			1,500	146	0
	01/2014		JPY	52,473			500	2	0
	01/2014		KRW	2,261,850			2,125	0	(20)
	01/2014		MYR	7,865			2,492	93	0
	01/2014		RUB	590,109			17,883	0	(30)
	01/2014		TWD	310,173			10,549	146	0
	01/2014	$		1,032		AUD	1,133	0	(21)
	01/2014			44,408		BRL	103,864	0	(384)
	01/2014			550		CAD	587	3	0
	01/2014			1,192		CNY	7,350	19	0
	01/2014			118,213		HKD	916,595	0	(7)
	01/2014			800		INR	49,682	2	(1)
	01/2014			25,705		KRW	27,092,895	0	(11)
	01/2014			2,199		PHP	97,284	0	(3)
	01/2014			400		RUB	13,220	1	0
	01/2014			8,652		THB	278,175	0	(192)
	01/2014			30,931		TWD	915,149	0	(237)
	01/2014		ZAR	196,642	$		19,343	630	0
	02/2014		BRL	51,313			21,801	227	0
	02/2014		CHF	7,990			8,670	0	(290)
	02/2014		IDR	16,536,670			1,489	149	0
	02/2014		NOK	20,021			3,240	0	(56)
	02/2014		SEK	1,051			159	0	(4)
	04/2014		HKD	882,288			113,800	7	0
	04/2014		KRW	27,092,895			25,573	0	(45)
	04/2014		PHP	97,284			2,202	0	(3)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
UAG	04/2014	THB	278,175	$	8,594	$169	$0
	04/2014	TWD	870,208		29,564	311	0

Total Forward Foreign Currency Contracts						$12,308	$(7,121)

PURCHASED OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
MYC	Call - OTC WTI Crude December Futures †	$	150.000	11/17/2015	$600	$38	$1

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	02/28/2014	$	85,900	$1,525	$329
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.650%	02/28/2014		85,900	1,125	142
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020		78,100	1,353	1,824

CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.200%	07/29/2016		23,800	1,032	947

DUB	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.350%	02/28/2014		85,900	1,774	494
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.875%	04/14/2014		19,200	968	751

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	8.000%	04/16/2015		32,800	8	7

GST	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550%	02/28/2014		85,900	1,332	217

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021		79,700	3,155	3,791

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	8.000%	04/16/2015		38,700	5	8
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020		98,800	2,084	2,307
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021		101,000	4,298	4,805

								$18,659	$15,622

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC GBP versus USD	$	1.654	01/16/2014	GBP	1,000	$4	$11
	Put - OTC NZD versus USD		0.804	01/21/2014	NZD	900	3	2
	Call - OTC USD versus CAD	CAD	1.075	01/08/2014	$	1,100	3	1
	Call - OTC USD versus CAD		1.076	01/23/2014		500	2	1
	Put - OTC USD versus JPY	JPY	101.140	01/10/2014		1,100	5	0
	Call - OTC USD versus NOK	NOK	6.254	01/22/2014		1,300	7	3

BPS	Put - OTC EUR versus USD	$	1.000	05/22/2015	EUR	25,000	787	48
	Call - OTC USD versus CNY	CNY	6.310	03/28/2014	$	14,738	113	3

BRC	Put - OTC AUD versus USD	$	0.871	01/28/2014	AUD	900	3	3
	Call - OTC GBP versus USD		1.662	01/23/2014	GBP	900	4	9
	Put - OTC USD versus JPY	JPY	102.970	01/31/2014	$	1,000	4	4
	Call - OTC USD versus NOK	NOK	6.283	01/03/2014		1,100	5	0

DUB	Put - OTC EUR versus USD	$	1.000	05/22/2015	EUR	22,700	1,124	43
	Call - OTC USD versus BRL	BRL	2.458	01/02/2014	$	900	6	0
	Call - OTC USD versus CAD	CAD	1.078	01/15/2014		1,100	3	2
	Call - OTC USD versus RUB	RUB	33.440	01/09/2014		400	2	0
	Call - OTC USD versus RUB		33.400	01/27/2014		400	1	1

FBF	Call - OTC EUR versus USD	$	1.386	01/21/2014	EUR	1,100	4	7
	Call - OTC GBP versus USD		1.656	01/09/2014	GBP	1,000	4	6

GLM	Put - OTC AUD versus USD		0.876	01/13/2014	AUD	1,600	7	2
	Put - OTC AUD versus USD		0.876	01/21/2014		900	3	3
	Call - OTC USD versus MXN	MXN	13.379	01/02/2014	$	600	3	0
	Call - OTC USD versus MXN		13.304	01/16/2014		600	3	2
	Call - OTC USD versus NOK	NOK	6.234	01/15/2014		1,100	0	2

HUS	Call - OTC USD versus BRL	BRL	2.428	01/16/2014		800	5	3
	Call - OTC USD versus MXN	MXN	13.354	01/23/2014		500	2	3

JPM	Put - OTC USD versus JPY	JPY	102.720	01/17/2014		1,100	4	2

MSX	Call - OTC EUR versus USD	$	1.395	01/07/2014	EUR	1,200	4	0
	Call - OTC USD versus BRL	BRL	2.424	01/09/2014	$	800	5	1

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	17

Consolidated Schedule of Investments PIMCO Global Multi-Asset Portfolio (Cont.)

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
MSX	Call - OTC USD versus BRL	BRL	2.425	01/23/2014	$	800	$4	$5
	Call - OTC USD versus CAD	CAD	1.083	01/02/2014		1,100	3	0
	Call - OTC USD versus MXN	MXN	13.449	01/09/2014		600	4	0
	Call - OTC USD versus NOK	NOK	6.246	01/08/2014		1,100	5	0

RBC	Call - OTC GBP versus USD	$	1.656	01/02/2014	GBP	1,100	5	4

RYL	Call - OTC EUR versus USD		1.377	01/03/2014	EUR	1,300	5	4
	Put - OTC USD versus JPY	JPY	102.940	01/24/2014	$	1,000	4	3

SOG	Put - OTC AUD versus USD	$	0.890	01/06/2014	AUD	1,600	6	4
	Call - OTC EUR versus USD		1.392	01/14/2014	EUR	1,200	5	3

UAG	Call - OTC USD versus CNY	CNY	6.410	02/26/2014	$	14,817	54	0
	Call - OTC USD versus CNY		6.363	03/30/2015		4,918	73	22
	Call - OTC USD versus INR	INR	62.970	01/07/2014		200	1	0
	Call - OTC USD versus INR		63.750	01/15/2014		200	1	0
	Call - OTC USD versus INR		63.600	01/21/2014		200	1	0
	Call - OTC USD versus INR		63.680	01/28/2014		200	1	1
	Call - OTC USD versus RUB	RUB	33.600	01/13/2014		400	1	0
	Call - OTC USD versus RUB		33.520	01/21/2014		400	1	1

							$2,294	$209

Total Purchased Options							$20,991	$15,832

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
MYC	Call - OTC Brent Crude December Futures†	$160.000	11/10/2015	$600	$ (38)	$(1)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	5.200%	07/29/2016	$	90,900	$(1,138)	$(1,048)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.650%	03/03/2014		4,400	(20)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.100%	03/03/2014		4,400	(48)	(66)

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.850%	04/14/2014		80,600	(967)	(86)

GLM	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	03/31/2014		72,800	(88)	(135)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400%	01/27/2014		279,500	(598)	(2)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	01/27/2014		279,500	(1,465)	(395)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.300%	03/17/2014		19,500	(31)	(1)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.900%	03/17/2014		19,500	(88)	(150)

JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	01/27/2014		3,400	(15)	0

								$(4,458)	$(1,884)

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC iTraxx Europe 20 5-Year Index	Buy	0.700%	03/19/2014	EUR	51,900	$(61)	$(135)
	Put - OTC iTraxx Europe 20 5-Year Index	Sell	1.100%	03/19/2014		51,900	(98)	(24)

JPM	Call - OTC iTraxx Europe 20 5-Year Index	Buy	0.700%	03/19/2014		27,000	(33)	(70)
	Put - OTC iTraxx Europe 20 5-Year Index	Sell	1.100%	03/19/2014		27,000	(53)	(12)

							$(245)	$(241)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC GBP versus USD	$	1.617	01/16/2014	GBP	1,000	$ (4)	$ (1)
	Call - OTC NZD versus USD		0.834	01/21/2014	NZD	900	(3)	(3)
	Put - OTC USD versus CAD	CAD	1.051	01/08/2014	$	1,100	(3)	(1)
	Put - OTC USD versus CAD		1.052	01/23/2014		500	(1)	(2)
	Call - OTC USD versus JPY	JPY	105.150	01/10/2014		1,100	(5)	(7)
	Put - OTC USD versus NOK	NOK	6.028	01/22/2014		1,300	(7)	(10)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BRC	Call - OTC AUD versus USD	$	0.905	01/28/2014	AUD	900	$(3)	$(4)
	Put - OTC GBP versus USD		1.621	01/23/2014	GBP	900	(4)	(2)
	Call - OTC USD versus JPY	JPY	107.040	01/31/2014	$	1,000	(4)	(4)
	Put - OTC USD versus NOK	NOK	6.034	01/03/2014		1,100	(4)	(2)

DUB	Put - OTC USD versus BRL	BRL	2.329	01/02/2014		900	(5)	0
	Put - OTC USD versus CAD	CAD	1.054	01/15/2014		1,100	(2)	(2)
	Put - OTC USD versus RUB	RUB	32.440	01/09/2014		400	(1)	0
	Put - OTC USD versus RUB		32.510	01/27/2014		400	(1)	(1)

FBF	Put - OTC EUR versus USD	$	1.352	01/21/2014	EUR	1,100	(4)	(3)
	Put - OTC GBP versus USD		1.616	01/09/2014	GBP	1,000	(4)	0
	Put - OTC USD versus JPY	JPY	95.000	02/19/2014	$	33,000	(132)	(8)

GLM	Call - OTC AUD versus USD	$	0.911	01/13/2014	AUD	1,600	(6)	(1)
	Call - OTC AUD versus USD		0.907	01/21/2014		900	(3)	(3)
	Put - OTC USD versus MXN	MXN	12.772	01/02/2014	$	600	(3)	0
	Put - OTC USD versus MXN		12.748	01/16/2014		600	(2)	(1)
	Put - OTC USD versus NOK	NOK	6.009	01/15/2014		1,100	0	(5)

HUS	Put - OTC USD versus BRL	BRL	2.314	01/16/2014		800	(4)	(2)
	Put - OTC USD versus MXN	MXN	12.817	01/23/2014		500	(2)	(2)

JPM	Call - OTC USD versus JPY	JPY	106.120	01/17/2014		1,100	(4)	(5)

MSX	Put - OTC EUR versus USD	$	1.361	01/07/2014	EUR	1,200	(4)	(1)
	Put - OTC USD versus BRL	BRL	2.302	01/09/2014	$	800	(4)	0
	Put - OTC USD versus BRL		2.313	01/23/2014		800	(4)	(3)
	Put - OTC USD versus CAD	CAD	1.055	01/02/2014		1,100	(3)	0
	Put - OTC USD versus MXN	MXN	12.805	01/09/2014		600	(3)	0
	Put - OTC USD versus NOK	NOK	6.026	01/08/2014		1,100	(4)	(3)

RBC	Put - OTC GBP versus USD	$	1.611	01/02/2014	GBP	1,100	(5)	0

RYL	Put - OTC EUR versus USD		1.339	01/03/2014	EUR	1,300	(6)	0
	Call - OTC USD versus JPY	JPY	106.820	01/24/2014	$	1,000	(4)	(4)

SOG	Call - OTC AUD versus USD	$	0.924	01/06/2014	AUD	1,600	(5)	0
	Put - OTC EUR versus USD		1.356	01/14/2014	EUR	1,200	(5)	(3)

UAG	Put - OTC USD versus INR	INR	60.260	01/07/2014	$	200	(1)	0
	Put - OTC USD versus INR		60.980	01/15/2014		200	(1)	0
	Put - OTC USD versus INR		61.120	01/21/2014		200	(1)	(1)
	Put - OTC USD versus INR		61.340	01/28/2014		200	(1)	(1)
	Put - OTC USD versus RUB	RUB	32.620	01/13/2014		400	(1)	(1)
	Put - OTC USD versus RUB		32.610	01/21/2014		400	(1)	(1)

							$(264)	$(87)

Total Written Options							$(5,005)	$(2,213)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2013:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in JPY		Notional Amount in NZD		Premiums
Balance at 12/31/2012	6,445	$1,400,600	AUD	0	EUR	34,500	GBP	2,700	JPY	12,450	NZD	4,600	$(10,944)
Sales	249,762	2,495,252		38,300		319,100		99,800		0		115,000	(15,880)
Closing Buys	(254,165)	(424,653)		(9,300)		(5,600)		(4,800)		(12,450)		0	6,790
Expirations	(1,908)	(2,179,099)		(15,100)		(166,000)		(74,200)		0		(98,000)	12,895
Exercised	(134)	(383,400)		(8,900)		(19,400)		(19,500)		0		(20,700)	2,134

Balance at 12/31/2013	0	$908,700	AUD	5,000	EUR	162,600	GBP	4,000	JPY	0	NZD	900	$(5,005)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2013 (3)	Notional Amount (4)	Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BRC	New York Times Co.	(1.000%	)	03/20/2015	0.141%	$ 2,000	$115	$(137)	$0	$(22)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	19

Consolidated Schedule of Investments PIMCO Global Multi-Asset Portfolio (Cont.)

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2013 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Mexico Government International Bond	1.000%	12/20/2018	0.879%	$ 16,400	$(60)	$161	$101	$0

BPS	Venezuela Government International Bond	5.000%	03/20/2015	11.626%	200	(2)	(13)	0	(15)

BRC	Italy Government International Bond	1.000%	12/20/2016	1.145%	4,000	(21)	6	0	(15)

CBK	California State General Obligation Bonds, Series 2003	1.000%	12/20/2017	0.781%	7,200	(134)	196	62	0
	China Government International Bond	1.000%	12/20/2016	0.391%	3,200	(152)	210	58	0

DUB	China Government International Bond	1.000%	12/20/2016	0.391%	1,300	(66)	90	24	0
	Italy Government International Bond	1.000%	12/20/2016	1.145%	4,000	(20)	5	0	(15)
	Spain Government International Bond	1.000%	12/20/2016	1.058%	4,000	(4)	(2)	0	(6)
	Venezuela Government International Bond	5.000%	03/20/2015	11.626%	759	2	(57)	0	(55)

FBF	BP Capital Markets America, Inc.	5.000%	06/20/2015	0.066%	600	9	36	45	0
	China Government International Bond	1.000%	12/20/2016	0.391%	800	(38)	53	15	0
	Mexico Government International Bond	1.000%	12/20/2018	0.879%	6,200	(21)	59	38	0

GST	BP Capital Markets America, Inc.	5.000%	06/20/2015	0.066%	200	(7)	22	15	0
	Brazil Government International Bond	1.000%	12/20/2015	0.982%	3,900	(11)	14	3	0

MYC	Spain Government International Bond	1.000%	12/20/2016	1.058%	5,400	(2)	(5)	0	(7)

RYL	China Government International Bond	1.000%	12/20/2016	0.391%	3,400	(158)	221	63	0

						$(685)	$996	$424	$(113)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value (5)
									Asset	Liability
BOA	CDX.IG-9 10-Year Index 15-30%	(1.000%	)	12/20/2017	$	20,760	$ 196	$(802)	$0	$(606)
	CMBX.NA.AAA.3 Index	(0.080%	)	12/13/2049		1,473	92	(68)	24	0
	CMBX.NA.AAA.4 Index	(0.350%	)	02/17/2051		2,611	131	(90)	41	0

CBK	iTraxx Europe 9 10-Year Index 22-100%	(0.250%	)	06/20/2018	EUR	2,600	29	(30)	0	(1)

DUB	CDX.IG-9 10-Year Index 15-30%	(1.000%	)	12/20/2017	$	18,100	(202)	(326)	0	(528)

FBF	CMBX.NA.AAA.3 Index	(0.080%	)	12/13/2049		3,353	167	(112)	55	0
	CMBX.NA.AAA.4 Index	(0.350%	)	02/17/2051		2,611	121	(80)	41	0

GST	CDX.IG-9 10-Year Index 15-30%	(1.000%	)	12/20/2017		1,470	(32)	(11)	0	(43)

MYC	CMBX.NA.AAA.3 Index	(0.080%	)	12/13/2049		776	48	(35)	13	0
	iTraxx Europe 9 10-Year Index 22-100%	(0.250%	)	06/20/2018	EUR	25,400	258	(264)	0	(6)

							$808	$(1,818)	$174	$(1,184)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	8.600%	01/02/2017	BRL	900	$0	$(28)	$0	$(28)
	Pay	1-Year BRL-CDI	8.860%	01/02/2017		40,000	408	(1,423)	0	(1,015)
	Pay	1-Year BRL-CDI	8.940%	01/02/2017		2,700	5	(79)	0	(74)
	Pay	6-Month AUD-BBR-BBSW	4.000%	03/15/2023	AUD	300	2	(11)	0	(9)

BPS	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	1,600	(5)	101	96	0

DUB	Pay	6-Month AUD-BBR-BBSW	4.250%	12/11/2023	AUD	5,400	(93)	(29)	0	(122)

FBF	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	2,300	13	126	139	0
	Pay	1-Year BRL-CDI	8.935%	01/02/2017	BRL	8,800	(11)	(228)	0	(239)

GLM	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	6,100	64	303	367	0

MYC	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021		1,800	3	106	109	0
	Pay	1-Year BRL-CDI	8.640%	01/02/2017	BRL	63,800	(157)	(1,650)	0	(1,807)

UAG	Pay	1-Year BRL-CDI	8.900%	01/02/2017		3,900	(7)	(100)	0	(107)

							$222	$(2,912)	$711	$(3,401)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	KOSPI 200 Index	59,000,000	0.000%	03/13/2014	KRW	15,440,206	$212	$212	$0

(6)

Receive represents that the Portfolio receives monthly payments for any positive monthly return on the underlying reference. The Portfolio makes payments for any negative monthly return on such underlying reference. Pay represents that the Portfolio receives monthly payments for any negative monthly return on the underlying reference. The Portfolio makes payments for any positive monthly return on such underlying reference.

VARIANCE SWAPS

Counterparty	Pay/Receive Variance	Reference Entity	Variance Strike Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
GST	Pay	S&P 500 Index	7.156%	12/18/2015	$	15,424	$0	$625	$625	$0

Total Swap Agreements							$460	$(3,034)	$2,146	$(4,720)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2013:

(i)	Securities with an aggregate market value of $1,164 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
PIMCO Global Multi-Asset Portfolio
BOA	$501	$2,313	$378	$3,192	$(626)	$(24)	$(1,732)	$(2,382)	$810	$(630)	$180
BPS	1,061	51	96	1,208	(147)	(159)	(15)	(321)	887	(1,180)	(293)
BRC	490	16	0	506	(479)	(12)	(37)	(528)	(22)	273	251
CBK	601	947	120	1,668	(878)	(1,115)	(1)	(1,994)	(326)	0	(326)
DUB	504	1,291	24	1,819	(558)	(89)	(726)	(1,373)	446	(270)	176
FBF	804	13	333	1,150	(159)	(11)	(239)	(409)	741	(620)	121
GLM	906	16	367	1,289	(190)	(693)	0	(883)	406	(430)	(24)
GST	0	217	643	860	0	(0)	(43)	(43)	817	(1,640)	(823)
HUS	1,376	6	0	1,382	(679)	(4)	0	(683)	699	(310)	389
JPM	1,710	3,793	0	5,503	(823)	(87)	0	(910)	4,593	(4,370)	223
MSC	525	0	0	525	(901)	0	0	(901)	(376)	(1,373)	(1,749)
MSX	0	6	0	6	0	(7)	0	(7)	(1)	(230)	(231)
MYC	0	7,120	122	7,242	0	0	(1,820)	(1,820)	5,422	(6,155)	(733)
RBC	13	4	0	17	(25)	0	0	(25)	(8)	0	(8)
RYL	2	7	63	72	(33)	(4)	0	(37)	35	0	35
SCX	11	0	0	11	(227)	0	0	(227)	(216)	349	133
SOG	0	7	0	7	(13)	(3)	0	(16)	(9)	0	(9)
UAG	3,804	24	0	3,828	(1,383)	(4)	(107)	(1,494)	2,334	(2,380)	(46)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	21

Consolidated Schedule of Investments PIMCO Global Multi-Asset Portfolio (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
PIMCO Cayman Commodity Portfolio II, Ltd. (Subsidiary)
MYC	$0	$1	$0	$1	$0	$(1)	$0	$(1)	$0	$0	$0

Total Over the Counter	$12,308	$15,832	$2,146	$30,286	$(7,121)	$(2,213)	$(4,720)	$(14,054)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default . Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$868	$0	$0	$868
Futures	70	0	412	0	169	651
Swap Agreements	0	18	0	0	3,678	3,696

	$70	$18	$1,280	$0	$3,847	$5,215

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,308	$0	$12,308
Purchased Options	1	0	0	209	15,622	15,832
Swap Agreements	0	598	837	0	711	2,146

	$1	$598	$837	$12,517	$16,333	$30,286

	$71	$616	$2,117	$12,517	$20,180	$35,501

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$144	$0	$338	$0	$387	$869
Swap Agreements	0	0	0	0	1,978	1,978

	$144	$0	$338	$0	$2,365	$2,847

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,121	$0	$7,121
Written Options	1	241	0	87	1,884	2,213
Swap Agreements	0	1,319	0	0	3,401	4,720

	$1	$1,560	$0	$7,208	$5,285	$14,054

	$145	$1,560	$338	$7,208	$7,650	$16,901

The Effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the Period Ended December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(20,941)	$0	$(9)	$(20,950)
Written Options	91	0	2,046	0	471	2,608
Futures	5,174	0	(15,074)	0	5,823	(4,077)
Swap Agreements	0	(445)	0	0	(66,907)	(67,352)

	$5,265	$(445)	$(33,969)	$0	$(60,622)	$(89,771)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,260	$0	$4,260
Purchased Options	(2,849)	0	2,670	(3,208)	(3,384)	(6,771)
Written Options	2,991	443	864	3,626	3,101	11,025
Swap Agreements	(421)	(1,399)	0	0	(24,716)	(26,536)

	$(279)	$(956)	$3,534	$4,678	$(24,999)	$(18,022)

	$4,986	$(1,401)	$(30,435)	$4,678	$(85,621)	$(107,793)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$5,400	$0	$0	$5,400
Written Options	0	0	(1,322)	0	0	(1,322)
Futures	(791)	0	2,059	0	(3,997)	(2,729)
Swap Agreements	0	(1,385)	0	0	4,437	3,052

	$(791)	$(1,385)	$6,137	$0	$440	$4,401

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,180	$0	$11,180
Purchased Options	2,467	0	(362)	(235)	3,263	5,133
Written Options	(2,523)	4	(3)	207	794	(1,521)
Swap Agreements	568	(857)	723	0	(4,155)	(3,721)

	$512	$(853)	$358	$11,152	$(98)	$11,071

	$(279)	$(2,238)	$6,495	$11,152	$342	$15,472

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$16,777	$0	$16,777
Industrials	0	2,440	0	2,440
Utilities	0	1,661	0	1,661
U.S. Government Agencies	0	1,354	0	1,354
U.S. Treasury Obligations	0	173,464	0	173,464
Mortgage-Backed Securities	0	2,534	0	2,534
Asset-Backed Securities	0	1,323	0	1,323
Sovereign Issues	0	6,294	0	6,294
Common Stocks
Consumer Discretionary	144	0	0	144
Exchange-Traded Funds	154,579	0	0	154,579
Short-Term Instruments
Repurchase Agreements	0	1,540	0	1,540
Short-Term Notes	0	1,400	0	1,400
U.S. Treasury Bills	0	11,838	0	11,838
	$154,723	$220,625	$0	$375,348

Investments in Affiliates, at Value
Mutual Funds	802,718	0	0	802,718
Exchange-Traded Funds	14,678	0	0	14,678

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$225,684	$0	$0	$225,684
	$1,043,080	$0	$0	$1,043,080

Total Investments	$1,197,803	$220,625	$0	$1,418,428

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	651	4,564	0	5,215
Over the counter	0	30,286	0	30,286
	$651	$34,850	$0	$35,501

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(869)	(1,978)	0	(2,847)
Over the counter	0	(14,054)	0	(14,054)
	$(869)	$(16,032)	$0	$(16,901)

Totals	$1,197,585	$239,443	$0	$1,437,028

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

†	All or a portion of this security is owned by PIMCO Cayman Commodity Portfolio II, Ltd., which is a 100% owned subsidiary of the Portfolio.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	23

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Global Multi-Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Act, fixed income instruments, equity securities, forwards and derivatives. The Portfolio will invest in such funds, securities, instruments and other investments to the extent permitted under the Act, or any exemptive relief therefrom. The Portfolio may invest in Institutional Class or Class M shares of any of the funds of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, the “Acquired Funds”). The Portfolio will invest either directly or indirectly (through a fund) in instruments that are economically tied to at least three countries (one of which may be the United States).

The Portfolio seeks concurrent exposure to a broad spectrum of asset classes and other investments. The Portfolio will typically invest 20% to 80% of its total assets in equity-related investments (including investment in common stock, preferred securities, equity securities of real estate investment trusts and/or investment in the Domestic Equity-Related Underlying PIMCO Funds, the International Equity-Related Underlying PIMCO Funds and the PIMCO RealEstateRealReturn Strategy Fund, an Underlying PIMCO Fund, each as more fully described in the “Description of the Underlying PIMCO Funds” in the Portfolio’s prospectus, and in other equity-related Acquired Funds as defined under Important Information About the Portfolio). With respect to its direct or indirect (through a fund) investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Portfolio may invest. The Portfolio may invest up to 25% of its total assets in commodity-related investments (including investment in the PIMCO Cayman Commodity Portfolio II Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “GMA Subsidiary”), and the PIMCO CommoditiesPLUS® Short Strategy Fund, PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®, Underlying PIMCO Funds). The GMA Subsidiary is advised by PIMCO and primarily invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income instruments. The GMA Subsidiary (unlike the Portfolio) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Portfolio may invest up to 25% of its total assets in the GMA Subsidiary. The Underlying PIMCO Funds and other affiliated and unaffiliated funds in which the Portfolio may invest are collectively referred to as “Acquired Funds.” The Portfolio is classified as “non-diversified” for purposes of the Act because it may invest in a limited number of Acquired Funds and other investments. However, since certain of the Acquired Funds in which the Portfolio may invest are classified as diversified for purposes of the Act, the Portfolio may indirectly diversify its portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

component of net realized gain/loss on investments on the Consolidated Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Consolidated Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid and are included in net realized gain or loss on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period and are included in net change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies on the Consolidated Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Consolidated Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Consolidated Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

ANNUAL REPORT	DECEMBER 31, 2013	25

Notes to Financial Statements (Cont.)

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■	Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Consolidated Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated

ANNUAL REPORT	DECEMBER 31, 2013	27

Notes to Financial Statements (Cont.)

daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Exchange-Traded Funds  The Portfolio may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the

U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds, PIMCO Equity Series and PIMCO ETF Trust, affiliated open-end investment companies. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2013 (amounts in thousands):

Underlying PIMCO Funds	Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	$0	$14,672	$0	$0	$6	$14,678	$55	$0
PIMCO Emerging Local Bond Fund	79,195	3,269	(12,000)	(1,359)	(10,161)	58,944	3,269	0
PIMCO Emerging Markets Bond Fund	7,093	0	(7,105)	807	(795)	0	9	0
PIMCO Emerging Markets Corporate Bond Fund	81,365	2,069	(51,500)	2,011	(5,039)	28,906	1,854	216
PIMCO EqS Pathfinder Fund®	190,322	2,753	(127,300)	7,416	10,274	83,465	1,259	1,494
PIMCO EqS® Dividend Fund	60,294	91,345	(54,970)	2,187	7,616	106,472	6,240	3,584
PIMCO EqS® Emerging Markets Fund	97,573	20,170	(22,000)	(4,874)	4,963	95,832	0	0
PIMCO EqS® Long/Short Fund	0	15,008	0	0	(622)	14,386	509	260
PIMCO Global Advantage® Strategy Bond Fund	14,039	0	(14,034)	998	(1,003)	0	5	0
PIMCO Global Bond Fund (Unhedged)	6,990	0	(6,942)	163	(211)	0	4	0
PIMCO Income Fund	84,341	174,685	(29,500)	(831)	(2,447)	226,248	10,933	287
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	11,397	0	(11,380)	748	(765)	0	0	0
PIMCO Investment Grade Corporate Bond Fund	36,177	14,218	(5,199)	(34)	(3,795)	41,367	1,895	923
PIMCO Long-Term U.S. Government Fund	0	0	0	0	0	0	0	0

ANNUAL REPORT	DECEMBER 31, 2013	29

Notes to Financial Statements (Cont.)

Underlying PIMCO Funds	Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
PIMCO Mortgage Opportunities Fund	$0	$14,057	$0	$0	$(89)	$13,968	$57	$0
PIMCO Real Return Fund	29,413	165	(27,411)	(1,754)	(413)	0	182	0
PIMCO RealEstateRealReturn Strategy Fund	3,926	385	0	0	(898)	3,413	373	12
PIMCO Short-Term Floating NAV Portfolio	49,940	1,333,380	(1,157,600)	(2)	(34)	225,684	279	0
PIMCO StocksPLUS® Fund	143,702	4,567	(140,400)	18,880	(4,071)	22,678	2,993	1,574
PIMCO Total Return Fund	28,437	774	(8,000)	(246)	(1,068)	19,897	663	111
PIMCO Unconstrained Bond Fund	169,075	1,584	(78,800)	(2,676)	(2,041)	87,142	1,509	75
Totals	$1,093,279	$1,693,101	$(1,754,141)	$21,434	$(10,593)	$1,043,080	$32,088	$8,536

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Consolidated Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Options on Commodity Futures Contracts  The Portfolio may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity.

ANNUAL REPORT	DECEMBER 31, 2013	31

Notes to Financial Statements (Cont.)

The exercise for a Commodity Option will not include physical delivery of the underlying commodity but will rather settle the amount of the difference between the current market value of the underlying futures contract and the strike price directly into the Portfolio’s custody account. For an option that is in-the-money, the Portfolio will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Securities  The Portfolio may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns for the Portfolio or to hedge an existing position or future investment.

Options on Exchange-Traded Funds  The Portfolio may write or purchase options on exchange-traded funds (“ETF Option”). An ETF Option uses a specified exchange-traded fund as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

Options on Indices  The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns for the Portfolio or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will rather settle the amount of the difference between the settlement price of the underlier and the strike price directly into the Portfolio’s custody account.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate, sovereign or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit

ANNUAL REPORT	DECEMBER 31, 2013	33

Notes to Financial Statements (Cont.)

derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2013 for which the Portfolio is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements to gain or mitigate exposure to the underlying reference securities. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance, the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio may invest in shares of the Underlying PIMCO Funds or Acquired Funds, the risk of investing in the Portfolio may be closely related to the risks associated with the Underlying PIMCO Funds or Acquired Funds and their investments. The Portfolio may also invest its assets directly in stocks or bonds of other issuers and in other instruments such as forwards, options, futures contracts or swap agreements.

Investing in the Underlying PIMCO Funds or Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds or Acquired Funds.

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

The investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in each Portfolio is that the investment adviser will make less than optimal or poor asset allocation decisions. The investment adviser attempts to identify investment allocations for the Underlying PIMCO Funds or Acquired Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the investment adviser will focus on an Underlying PIMCO Funds or Acquired Funds that performs poorly or underperforms other Underlying PIMCO Funds or Acquired Funds under various market conditions.

The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements. As mentioned earlier in this report, the U.S. is currently experiencing historically low interest rates. This combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, the fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair the performance of the Portfolio.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by

ANNUAL REPORT	DECEMBER 31, 2013	35

Notes to Financial Statements (Cont.)

performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio is subject to various netting arrangements, with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties

(cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Consolidated Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

8. BASIS FOR CONSOLIDATION OF THE PIMCO GLOBAL MULTI-ASSET PORTFOLIO

The GMA Subsidiary, a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the GMA Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the GMA Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the GMA Subsidiary, comprising the entire issued share capital of the GMA Subsidiary, with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the GMA Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the GMA Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the GMA Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of December 31, 2013 of the GMA Subsidiary to the Portfolio (amounts in thousands).

Date of Incorporation	11/21/2008
Subscription Agreement	01/14/2009
Portfolio Net Assets	$1,474,405
Subsidiary % of Portfolio Net Assets	3.0%

Subsidiary Financial Statement Information
Total assets	$44,429
Total liabilities	172
Net assets	$44,257
Total income	31
Net investment income (loss)	(475)
Net realized gain (loss)	(5,095)
Net change in unrealized appreciation (depreciation)	(9,163)
Increase (decrease) in net assets resulting from operations	$(14,733)

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.90%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.05%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted

ANNUAL REPORT	DECEMBER 31, 2013	37

Notes to Financial Statements (Cont.)

pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Acquired Fund Fees and Expenses for the Portfolio are based upon an allocation of the

Portfolio’s assets among the Acquired Funds, which includes the total annual operating expenses of the Institutional Class shares of the Underlying PIMCO Funds and other funds. Acquired Fund Expenses will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2014, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the expenses attributable to Investment Advisory Fees and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Portfolio’s Investment Advisory Fees and Supervisory and Administrative Fees are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2013, the amount was $7,334,271.

The GMA Subsidiary has entered into a separate contract with PIMCO for the management of the GMA Subsidiary’s portfolio pursuant to which the GMA Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMA Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GMA Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2013, the amount was $506,364.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as

38	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2013, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$5,441	$7,039

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2013, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$1,263,578	$1,290,985	$707,503	$1,401,023

13. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2013		Year Ended 12/31/2012
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	166	$2,092	1	$13
Administrative Class	2,406	29,507	3,663	46,128
Advisor Class	10,662	127,248	8,213	103,030
Issued as reinvestment of distributions
Institutional Class	5	57	0	0
Administrative Class	953	11,149	1,138	14,224
Advisor Class	3,639	42,793	4,283	53,646
Cost of shares redeemed
Institutional Class	(19)	(219)	0	0
Administrative Class	(5,434)	(63,804)	(2,071)	(25,916)
Advisor Class	(30,984)	(367,110)	(9,465)	(118,649)
Net (decrease) resulting from Portfolio share transactions	(18,606)	$(218,287)	5,762	$72,476

As of December 31, 2013, three shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 89% of the Portfolio. One shareholder is a related party to the portfolio and comprises 18% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

ANNUAL REPORT	DECEMBER 31, 2013	39

Notes to Financial Statements (Cont.)

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2013, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2010-2012, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2013, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$—	$—	$(33,342)	$(46)	$(59,577)	$—	$(33,306)

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through December 31, 2013 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2013 through December 31, 2013, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

40	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

As of December 31, 2013, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$—	$—	$—	$—

Under the recently enacted Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2013, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$40,159	$19,417

As of December 31, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$1,449,485	$33,848	$(64,905)	$(31,057)

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2013 and December 31, 2012, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2013	$39,508	$—	$14,491
12/31/2012	$60,393	$7,477	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2013	41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO Global Multi-Asset Portfolio:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of the PIMCO Global Multi-Asset Portfolio and its wholly owned subsidiary (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2014

42	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SAL	Citigroup Global Markets, Inc.
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SCX	Standard Chartered Bank
CBK	Citibank N.A.	JPS	JPMorgan Securities, Inc.	SOG	Societe Generale
DEU	Deutsche Bank Securities, Inc.	MSC	Morgan Stanley & Co., Inc.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MSX	Morgan Stanley Capital Group, Inc.	UAG	UBS AG Stamford
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.
GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	PHP	Philippine Peso
BRL	Brazilian Real	HUF	Hungarian Forint	PLN	Polish Zloty
CAD	Canadian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
CHF	Swiss Franc	INR	Indian Rupee	SEK	Swedish Krona
CLP	Chilean Peso	JPY	Japanese Yen	SGD	Singapore Dollar
CNY	Chinese Renminbi	KRW	South Korean Won	THB	Thai Baht
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
CZK	Czech Koruna	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	USD (or $)	United States Dollar
EUR	Euro	NZD	New Zealand Dollar	ZAR	South African Rand
GBP	British Pound	PEN	Peruvian New Sol

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	OTC	Over-the-Counter

Index Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade	FRCPXTOB	France Consumer Price ex-Tobacco Index	KOSPI	Korea Composite Stock Price Index
CMBX	Commercial Mortgage-Backed Index

Other Abbreviations:
BBR	Bank Bill Rate	LIBOR	London Interbank Offered Rate	SPDR	Standard & Poor’s Depository Receipts
BBSW	Bank Bill Swap Reference Rate	oz.	Ounce	USLD	Ultra-Low Sulfur Diesel
CDI	Brazil Interbank Deposit Rate	RBOB	Reformulated Blendstock for Oxygenate Blending	WTI	West Texas Intermediate
EURIBOR	Euro Interbank Offered Rate

ANNUAL REPORT	DECEMBER 31, 2013	43

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013:

21.01%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

3.07%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

44	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	172	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2013	45

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian* (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Vice President	11/2013 to Present Treasurer 08/1997 to 11/2013	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

* Effective February 3, 2014, Dr. El-Erian no longer serves as a Senior Vice President of the Trust.

46	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2013	47

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 12-13, 2013, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2014. The Board also considered and approved for an additional one-year term through August 31, 2014, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2014.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreement are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust and the independent Trustees.

The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 12-13, 2013 meeting. The independent Trustees also met with counsel to the Trust and the independent Trustees on August 2, 2013 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2012, including, but not limited to, undertaking significant technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2013. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2013 and other performance data, as available, for the periods ended June 30, 2013 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2013 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 12-13, 2013 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2013.

ANNUAL REPORT	DECEMBER 31, 2013	49

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Board noted that, for periods ending May 31, 2013, the Administrative Class of 71%, 92% and 100% of the Portfolios outperformed their Lipper category median in the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 86% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2013 (based on the performance of the Administrative Class). The Board also noted that ten of 13 Portfolios, representing 93% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2013, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $23 billion as of May 31, 2013.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expense ratios in their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the size of the assets under management with PIMCO, the manner in which similar portfolios may be managed, different requirements with

50	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to

ANNUAL REPORT	DECEMBER 31, 2013	51

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively; had been reduced for some Portfolios over time; had been held steady for most Portfolios as assets grew, or declined in the case of some Portfolios; and continued to be competitive compared with peers. The Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. The Trustees noted that the benefits of the unified fee were apparent during the recent financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC supported the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and in return for the fees paid to RALLC by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

52	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT34AR_123113

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2013

PIMCO Global Multi-Asset Managed Volatility Portfolio

Share Class

■	Administrative

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2013. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

The past twelve months were marked by ongoing periods of heightened bond market volatility brought on by uncertainty around central bank monetary and fiscal policy, geopolitical concerns, and a slower than hoped for rebound in the global economy. Following a particularly bumpy third quarter, however, all financial markets completed the year along a relatively smoother path. Federal Reserve (“Fed”) Chairman Ben Bernanke laid the groundwork in September, when he clarified the Fed’s commitment to maintain its quantitative easing (“QE”) bond purchase program of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero-bound range. The nomination of Janet Yellen to the Chairmanship further helped to reassure investors that the Fed would be committed to the continuation of their accommodative policies.

As investors were made particularly aware, beginning in mid-May conditions in financial markets deteriorated rapidly as markets reacted to signals by the Fed that it might begin to slow the pace of its asset purchases. This shift in tone fueled a broad-based sell-off within fixed income assets throughout the summer, undermining market liquidity and sending yields higher across the risk spectrum.

By mid-September, however, the Fed announced its intent to delay any tapering until more convincing indicators of economic growth become apparent and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore higher) and a rally across most equity markets. The Fed also maintained the Federal Funds Rate within a narrow range of zero to 25 basis points. Into October, investors were once again kept on edge by the uncertain fiscal policy and political landscape—namely the partial shutdown of the U.S. government that began during the first week of October, the ongoing debt ceiling negotiations between the White House and Congress, and confirmation proceedings for the next Fed Chairman. Investors were relieved by the last-minute deal announced on October 17 that reached an agreement to reopen the U.S. government and raise the debt ceiling.

In November, relative calm prevailed across most fixed income markets, and equity markets continued to rally. The European Central Bank (“ECB”) reduced their main policy rate (or the interest rate at which it lends money to banks) by 25 basis points to 0.25%, likely due to their concern over lower than expected inflation and a weak global growth outlook. The Bank of England (“BOE”) unanimously voted to leave its main policy rate unchanged amid a pickup in economic growth and expectations that this would lead to an eventual decline in the U.K. unemployment rate.

Towards the latter part of December, the Fed announced that beginning in January 2014 it intends to gradually exit its bond-buying program, by reducing it from $85 billion to $75 billion spread equally across mortgage and U.S. Treasury purchases. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee (“FOMC”) provided even greater assurances that the policy rate would remain near a zero-bound range until signs of sustainable growth are more broadly evident in the U.S. economy. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

U.S. Treasuries underperformed most other developed sovereign bond markets on a hedged basis as investors reacted to the various Fed announcements regarding the tapering of their QE bond purchase program. In particular, U.S. Treasury yields rose to their highest level in late December as investors reacted to the Fed’s announcement that it would begin the reduction of its asset purchases starting in January 2014. This decision was made on the back of improving economic data, which included a lower unemployment rate, respectable monthly job reports, and improving housing fundamentals. The benchmark ten-year U.S. Treasury note yielded 3.03% at the end of the reporting period, as compared to 1.76% on December 31, 2012. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 2.02% for the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 8.61% over the period, underperforming nominal U.S. Treasuries. U.S. TIPS sold off, particularly during the second quarter of the reporting period, as the market began to price in the inevitable Fed tapering decision, which was officially announced in December. The decision by the Fed to initiate the tapering of asset purchases was validated via stronger jobs and GDP data, with continual weaker inflation data adding further pressure to U.S. TIPS valuations towards the latter part of the period. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 9.52% over the period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries even with the Fed’s announcement that it would begin to reduce its asset purchases in January 2014. The announcement, however, did lead to differentiated performance among coupons, with lower coupons underperforming, as these bonds have been the largest beneficiaries of Fed purchases. Prices for non-Agency mortgages rose on limited outstanding supply, improving risk appetite and ongoing signs of recovery in the housing sector. Commercial MBS also outperformed amid strong investor demand and a continued rebound in property valuations.

■

The U.S. investment grade credit market, as measured by the Barclays U.S. Credit Index, declined 2.01% for the period, but outperformed like-duration U.S. Treasuries as spreads tightened, ending the year at the lowest level since the global financial crisis began. This positive performance was supported by improving global growth fundamentals and continued easy monetary policy. The high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 7.42% for the period. The sector was one of the best-performing fixed income sectors, benefiting from relatively sound fundamentals and investor demand for higher yielding assets with lower interest rate sensitivity.

■

Emerging markets (“EM”) external debt underperformed U.S. Treasuries during the year and was impacted by the second quarter sell-off. Country-specific stories and the risk-on market sentiment following the Fed tapering announcement supported lower spreads in the fourth quarter, particularly in December. EM local assets particularly underperformed U.S. Treasuries during the period, as weaker EM currencies and increases in local yields weighed on overall returns.

■

Developed market equities posted strong performance in 2013, despite a period marked by considerable volatility and uncertainty around central bank policy. U.S. equities, as measured by the S&P 500 Index, returned 32.39%. Global equities, as represented by the MSCI All Country World Index Net USD and MSCI World Index, returned 22.80% and 26.68%, respectively. Emerging market equities (“EM”), as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.60%. EM equities underperformed developed market equities due to declining earnings growth and rising interest rates in the U.S. which placed pressure on local EM currencies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2014

ANNUAL REPORT	DECEMBER 31, 2013	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Global Multi-Asset Managed Volatility Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in Institutional Class or Class M shares of any of the funds of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, the “Acquired Funds”). The Portfolio may invest in a combination of affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom.

A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The principal risks of investing in the Portfolio include risks from direct investments and/or indirect exposure through investment in Acquired Funds. Among the principal risks of investing in the Portfolio are allocation risk, Acquired Fund risk, interest rate risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, short sale risk, tax risk, subsidiary risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio or an Acquired Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio or an Acquired Fund. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s or Acquired Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio or Acquired Fund may engage in such transactions regardless of whether the Portfolio or Acquired Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio or an Acquired Fund may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s or Acquired Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio or an Acquired Fund invests in emerging market debt, both may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

4	PIMCO VARIABLE INSURANCE TRUST

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Acquired Funds, which includes the Underlying PIMCO Funds and other funds, in addition to the Portfolio’s direct fees and expenses.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2013 to December 31, 2013.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2013	5

PIMCO Global Multi-Asset Managed Volatility Portfolio

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

Mutual Funds	55.2%
U.S. Treasury Obligations	18.2%
Short-Term Instruments	13.7%
Exchange-Traded Funds	11.2%
Corporate Bonds & Notes	1.2%
Other	0.5%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	1 Year	Class Inception (04/27/2012)
PIMCO Global Multi-Asset Managed Volatility Portfolio Administrative Class	-6.12%	-1.78%
MSCI World Index±	26.68%	18.28%
1 Month USD LIBOR Index +5%±±	5.19%	5.19%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.73% for Administrative Class shares.

± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 24 developed market country indices. It is not possible to invest directly in an unmanaged index.

±± The 1 Month LIBOR +5% benchmark is created by adding 5% to the annual return of 1 Month LIBOR. The 1 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (1 month) in England’s Eurodollar market. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/13)	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,005.10	$1,021.17
Expenses Paid During Period†	$4.04	$4.08
Net Annualized Expense Ratio††	0.80%	0.80%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 9 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Global Multi-Asset Managed Volatility Portfolio seeks maximum long-term absolute return with explicit management of portfolio volatility. PIMCO uses a three-step approach in seeking to achieve the return and volatility parameters of the Portfolio’s investment objective which consists of 1) developing a target asset allocation; 2) developing a series of relative value strategies designed to add value beyond the target allocation; and 3) utilizing hedging techniques to manage downside risks and total portfolio volatility. PIMCO evaluates these three steps daily and uses varying combinations of Acquired Funds and/or direct investments to implement the three steps within the Portfolio. The Portfolio may invest in Institutional Class or Class M shares of any funds (except funds of funds) of the PIMCO Funds and PIMCO Equity Series, affiliated open end investment companies (“Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, “Acquired Funds”).

»	Holdings of developed markets equities benefited performance as the MSCI World Index gained 26.68% during the reporting period.

»	An allocation to emerging markets equities detracted from performance as the MSCI Emerging Markets Index declined during the reporting period.

»

Duration (or sensitivity to changes in market interest rates) positioning detracted from performance, driven by long positioning in the U.S. and Australia, as sovereign yields in both markets rose during the reporting period.

»	Exposure to emerging markets bonds, primarily through long exposure to interest rates in Brazil, detracted from performance as interest rates in Brazil rose during the reporting period.

»	Holdings of inflation-linked bonds focused on U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from performance as U.S. TIPS posted negative returns during the reporting period.

»

Tail-risk hedges, such as put options on U.S. equities (which seek to limit portfolio losses amid large market declines), modestly detracted from performance as the S&P 500 Index posted positive returns during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Global Multi-Asset Managed Volatility Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2013	04/27/2012-12/31/2012

Administrative Class
Net asset value beginning of year or period	$10.17	$10.00
Net investment income (a)	0.22	0.24
Net realized/unrealized gain (loss)	(0.84)	0.09
Total income (loss) from investment operations	(0.62)	0.33
Dividends from net investment income	(0.09)	(0.16)
Distributions from net realized capital gains	(0.06)	0.00
Tax basis return of capital	(0.07)	0.00
Total distributions	(0.22)	(0.16)
Net asset value end of year or period	$9.33	$10.17
Total return	(6.12)%	3.35%
Net assets end of year or period (000s)	$77,182	$36,008
Ratio of expenses to average net assets	0.80%	0.77	%*
Ratio of expenses to average net assets excluding waivers	1.23%	1.73	%*
Ratio of expenses to average net assets excluding interest expense	0.80%	0.77	%*
Ratio of expenses to average net assets excluding interest expense and waivers	1.23%	1.73	%*
Ratio of net investment income to average net assets	2.29%	3.48	%*
Portfolio turnover rate	79%**	76	%**

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	7

Consolidated Statement of Assets and Liabilities PIMCO Global Multi-Asset Managed Volatility Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2013

Assets:
Investments, at value
Investments in securities*	$23,526
Investments in Affiliates	50,545
Financial Derivative Instruments
Exchange-traded or centrally cleared	255
Over the counter	1,075
Deposits with counterparty	1,278
Foreign currency, at value	953
Receivable for investments sold	201
Receivable for Portfolio shares sold	71
Interest and dividends receivable	119
Dividends receivable from Affiliates	128
78,151

Liabilities:
Financial Derivative Instruments
Exchange-traded or centrally cleared	$113
Over the counter	550
Payable for investments in Affiliates purchased	128
Deposits from counterparty	115
Accrued investment advisory fees	39
Accrued supervisory and administrative fees	3
Accrued servicing fees	10
Reimbursement to PIMCO	2
960

Net Assets	$77,191

Net Assets Consist of:
Paid in capital	$81,383
(Overdistributed) net investment income	(899)
Accumulated undistributed net realized (loss)	(1,325)
Net unrealized (depreciation)	(1,968)
$77,191

Net Assets:
Administrative Class	$77,182
Advisor Class	9

Shares Issued and Outstanding:
Administrative Class	8,272
Advisor Class	1

Net Asset Value and Redemption Price Per Share Outstanding:
Administrative Class	$9.33
Advisor Class	9.33

Cost of Investments in Securities	$25,609
Cost of Investments in Affiliates	$50,276
Cost of Foreign Currency Held	$961
Cost or Premiums of Financial Derivative Instruments, net	$531

* Includes repurchase agreements of:	$745

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Operations PIMCO Global Multi-Asset Managed Volatility Portfolio

(Amounts in thousands)	Year Ended December 31, 2013

Investment Income:
Interest	$469
Dividends	225
Dividends from Investments in Affiliates	1,150
Total Income	1,844

Expenses:
Investment advisory fees	604
Supervisory and administrative fees	34
Servicing fees - Administrative Class	89
Trustees’ fees	2
Interest expense	1
Miscellaneous expense	2
Total Expenses	732
Waiver and/or Reimbursement by PIMCO	(252)
Net Expenses	480

Net Investment Income	1,364

Net Realized Gain (Loss):
Investments in securities	(1,287)
Investments in Affiliates	117
Net capital gain distributions received from Affiliate investments	403
Exchange-traded or centrally cleared financial derivative instruments	(1,835)
Over the counter financial derivative instruments	(74)
Foreign currency	(38)
Net Realized (Loss)	(2,714)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(2,527)
Investments in Affiliates	64
Exchange-traded or centrally cleared financial derivative instruments	(32)
Over the counter financial derivative instruments	(74)
Foreign currency assets and liabilities	(6)
Net Change in Unrealized (Depreciation)	(2,575)
Net (Loss)	(5,289)

Net (Decrease) in Net Assets Resulting from Operations	$(3,925)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	9

Consolidated Statements of Changes in Net Assets PIMCO Global Multi-Asset Managed Volatility Portfolio

(Amounts in thousands)	Year Ended December 31, 2013	Period from April 27, 2012 to December 31, 2012

Increase in Net Assets from:

Operations:
Net investment income	$1,364	$444
Net realized gain (loss)	(2,714)	346
Net change in unrealized appreciation (depreciation)	(2,575)	607
Net increase (decrease) resulting from operations	(3,925)	1,397

Distributions to Shareholders:
From net investment income
Administrative Class	(715)	(563)
Advisor Class	(0)^	0
From net realized capital gains
Administrative Class	(509)	0
Advisor Class	(0)^	0
Tax basis return of capital
Administrative Class	(435)	0
Advisor Class	(0)^	0

Total Distributions	(1,659)	(563)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	46,767	35,174

Total Increase in Net Assets	41,183	36,008

Net Assets:
Beginning of year or period	36,008	0
End of year or period*	$77,191	$36,008

* Including undistributed (overdistributed) net investment income of:	$(899)	$20

**	See note 13 in the Notes to Financial Statements.
^	Amount is less than $500.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Volatility Portfolio

December 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 30.5%

CORPORATE BONDS & NOTES 1.2%

BANKING & FINANCE 1.1%
Barclays Bank PLC
7.625% due 11/21/2022		$200	$214
Credit Suisse AG
6.500% due 08/08/2023		200	213
KBC Bank NV
8.000% due 01/25/2023		200	222
Rabobank Group
6.875% due 03/19/2020	EUR	100	156

			805

INDUSTRIALS 0.1%
Time Warner Cable, Inc.
5.850% due 05/01/2017		$100	109

Total Corporate Bonds & Notes (Cost $906)			914

U.S. TREASURY OBLIGATIONS 17.5%
U.S. Treasury Inflation Protected Securities (c)
0.625% due 02/15/2043		2,580	1,983
0.750% due 02/15/2042		1,471	1,182
2.125% due 02/15/2040		83	94
2.125% due 02/15/2041		145	163
U.S. Treasury Notes
2.000% due 02/15/2023		10,900	10,094

Total U.S. Treasury Obligations (Cost $15,350)			13,516

ASSET-BACKED SECURITIES 0.2%
Countrywide Asset-Backed Certificates
0.265% due 08/25/2037		50	50
Lehman XS Trust
0.565% due 10/25/2035		113	109

Total Asset-Backed Securities (Cost $147)			159

SOVEREIGN ISSUES 0.2%
Mexico Government International Bond
4.500% due 11/22/2035 (c)	MXN	961	81
New Zealand Government CPI Linked Bond
2.000% due 09/20/2025	NZD	45	35

Total Sovereign Issues (Cost $126)			116

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 0.1%

CONSUMER DISCRETIONARY 0.1%
SFX Entertainment, Inc. (a)	5,992	$72

Total Common Stocks (Cost $78)		72

EXCHANGE-TRADED FUNDS 9.7%
iShares China Large Cap Index Fund	74,529	2,858
SPDR Gold Shares †	10,208	1,186
Vanguard FTSE Emerging Markets ETF	84,115	3,460

Total Exchange-Traded Funds (Cost $7,757)		7,504

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 1.6%

REPURCHASE AGREEMENTS (e) 1.0%
		745

U.S. TREASURY BILLS 0.6%
0.088% due 01/09/2014 - 05/29/2014 †(b)	$500	500

Total Short-Term Instruments (Cost $1,245)		1,245

Total Investments in Securities (Cost $25,609)		23,526

	SHARES
INVESTMENTS IN AFFILIATES 65.5%

MUTUAL FUNDS (d) 52.9%
PIMCO Emerging Local Bond Fund	319,992	2,986
PIMCO Emerging Markets Corporate Bond Fund	128,302	1,448
PIMCO EqS® Dividend Fund	451,445	5,548
PIMCO EqS® Emerging Markets Fund	558,135	4,912

	SHARES	MARKET VALUE (000S)
PIMCO EqS® Long/Short Fund	64,306	$768
PIMCO EqS Pathfinder Fund®	356,844	4,271
PIMCO Income Fund	933,774	11,448
PIMCO Investment Grade Corporate Bond Fund	167,464	1,715
PIMCO Mortgage Opportunities Fund	69,310	758
PIMCO RealEstateRealReturn Strategy Fund	19,889	76
PIMCO StocksPLUS® Fund	117,548	1,151
PIMCO Total Return Fund	111,395	1,191
PIMCO Unconstrained Bond Fund	413,286	4,587

Total Mutual Funds (Cost $40,589)		40,859

EXCHANGE-TRADED FUNDS 1.0%
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	7,200	766

Total Exchange-Traded Funds (Cost $766)		766

SHORT-TERM INSTRUMENTS 11.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 11.6%
PIMCO Short-Term Floating NAV Portfolio	891,565	8,920

Total Short-Term Instruments (Cost $8,921)		8,920

Total Investments in Affiliates (Cost $50,276)		50,545

Total Investments 96.0% (Cost $75,885)		$74,071

Financial Derivative Instruments (f)(g) 0.9%
(Cost or Premiums, net $531)		667

Other Assets and Liabilities, net 3.1%		2,453

Net Assets 100.0%		$77,191

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Institutional Class Shares of each Fund.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	11

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Volatility Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%†	12/31/2013	01/02/2014	$745	Freddie Mac 2.080% due 10/17/2022	$(765)	$745	$745

Total Repurchase Agreements						$(765)	$745	$745

(1)	Includes accrued interest.

As of December 31, 2013, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowing while outstanding during the period ended December 31, 2013 was $6,033 at a weighted average interest rate of 0.007%.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (2)
PIMCO Global Multi-Asset Managed Volatility Portfolio
Global/Master Repurchase Agreement
SSB	$602	$0	$0	$0	$602	$(616)	$(14)

PIMCO Cayman Commodity Portfolio IV, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
SSB	143	0	0	0	143	(149)	(6)

Total Borrowings and Other Financing Transactions	$745	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOE S&P 500 Index	1,825.000	01/18/2014	13	$26	$45

Total Purchased Options				$26	$45

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index March Futures	Long	03/2014	34	$47	$11	$0
Euro-OAT France Government Bond March Futures	Short	03/2014	7	17	0	(1)
Hang Seng China Enterprises Index January Futures	Long	01/2014	11	14	5	(7)
IBEX 35 Index January Futures	Long	01/2014	6	47	3	0
OMX Stockholm 30 Index January Futures	Long	01/2014	19	18	0	0
Russell 2000 Mini Index March Futures	Short	03/2014	20	(118)	0	(10)
S&P CNX Nifty Index January Futures	Long	01/2014	60	(2)	2	0
U.S. Treasury 5-Year Note March Futures	Long	03/2014	73	(55)	0	(7)
U.S. Treasury 10-Year Note March Futures	Long	03/2014	29	(57)	0	(5)

Total Futures Contracts				$(89)	$21	$(30)

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)		Market Value (3)	Unrealized (Depreciation)	Variation Margin
								Asset	Liability
iTraxx Europe Crossover 18 Index	(5.000%	)	12/20/2017	EUR	186	$(29)	$(20)	$0	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount			Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
									Asset	Liability
Pay	3-Month USD-LIBOR	2.500%	12/18/2020	$		4,200	$13	$(30)	$0	$(15)
Pay	3-Month USD-LIBOR	3.000%	03/21/2023			8,400	(516)	(495)	0	(30)
Receive	3-Month USD-LIBOR	3.000%	12/18/2023			4,800	32	(13)	27	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2033			900	135	127	9	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043			4,900	389	215	62	0
Receive	3-Month USD-LIBOR	3.250%	12/18/2043			3,300	416	141	41	0
Pay	6-Month AUD-BBR-BBSW	3.250%	09/11/2015		AUD	400	1	1	0	0
Pay	6-Month AUD-BBR-BBSW	3.500%	12/11/2018			700	(7)	(9)	2	0
Pay	6-Month AUD-BBR-BBSW	3.750%	12/11/2018			1,600	0	(7)	4	0
Pay	6-Month AUD-BBR-BBSW	3.500%	03/15/2023			300	(20)	(18)	1	0
Pay	6-Month AUD-BBR-BBSW	3.750%	03/15/2023			200	(10)	(11)	0	0
Pay	6-Month AUD-BBR-BBSW	3.975%	03/15/2023			200	(7)	(7)	1	0
Pay	6-Month AUD-BBR-BBSW	4.000%	03/15/2023			80	(3)	(3)	0	0
Pay	6-Month AUD-BBR-BBSW	4.000%	12/11/2023			100	(4)	(4)	0	0
Pay	6-Month AUD-BBR-BBSW	4.250%	12/11/2023			2,700	(64)	(64)	8	0
Receive	6-Month EUR-EURIBOR	3.000%	09/18/2023		EUR	7,500	39	67	0	(14)
Pay	6-Month GBP-LIBOR	2.000%	03/19/2019		GBP	3,800	(80)	(90)	11	0
Receive	6-Month GBP-LIBOR	3.500%	03/19/2044			1,720	(20)	62	0	(24)
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023		JPY	720,000	(76)	59	23	0

							$218	$(79)	$189	$(83)

Total Swap Agreements							$189	$(99)	$189	$(83)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2013:

Cash of $1,278 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
PIMCO Global Multi-Asset Managed Volatility Portfolio (4)	$ 45	$21	$189	$255	$0	$(30)	$(83)	$(113)
PIMCO Cayman Commodity Portfolio IV, Ltd. (Subsidiary) (4)	0	0	0	0	0	0	0	0

Total Exchange-Traded or Centrally Cleared	$45	$21	$189	$255	$0	$(30)	$(83)	$(113)

(4)

The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	13

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Volatility Portfolio (Cont.)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2014		BRL	409	$		174	$0	$0
	01/2014		EUR	680			938	3	0
	01/2014	$		175		BRL	409	0	(1)
	01/2014			5,175		HKD	40,122	0	(1)
	01/2014			694		INR	43,398	6	0
	01/2014			682		MYR	2,191	0	(14)
	02/2014		GBP	47	$		77	0	(1)
	04/2014		HKD	40,122			5,176	1	0
	04/2014		INR	43,398			678	0	(8)
	04/2014		MYR	2,191			679	14	0

BPS	01/2014		COP	237,175			124	1	0
	01/2014	$		123		COP	237,175	0	0
	03/2014		COP	237,175	$		122	0	0

BRC	01/2014		BRL	2,648			1,130	8	0
	01/2014		CZK	401			21	1	0
	01/2014		PHP	5,590			128	2	0
	01/2014	$		1,112		BRL	2,648	15	(5)
	01/2014			855		GBP	525	15	0
	02/2014		GBP	525	$		854	0	(15)

CBK	01/2014		AUD	185			169	4	0
	01/2014		GBP	525			861	0	(8)
	01/2014		HUF	2,786			13	0	0
	01/2014		INR	43,398			678	0	(22)
	01/2014		TWD	6,416			219	4	0
	01/2014	$		936		EUR	680	0	(1)
	02/2014		EUR	680	$		936	1	0
	02/2014		IDR	748,779			62	1	0
	02/2014	$		75		AUD	85	0	0
	03/2014		CAD	206	$		194	1	0

DUB	01/2014		BRL	676			290	3	0
	01/2014	$		289		BRL	676	0	(2)
	01/2014			386		TRY	797	0	(16)
	01/2014		ZAR	8,033	$		821	57	0
	02/2014	$		125		EUR	91	0	0
	04/2014		TRY	797	$		379	16	0

FBF	01/2014		BRL	3,836			1,634	8	0
	01/2014		IDR	1,684,751			144	6	0
	01/2014		THB	14,290			436	2	0
	01/2014	$		1,637		BRL	3,836	0	(12)
	04/2014		PEN	77	$		27	0	0

GLM	01/2014		BRL	831			363	11	0
	01/2014	$		355		BRL	831	0	(3)
	04/2014		CLP	80,271	$		149	0	(2)

HUS	01/2014		BRL	4,853			2,072	15	0
	01/2014		HKD	32,665			4,213	0	0
	01/2014	$		2,079		BRL	4,853	0	(22)
	01/2014		ZAR	1,248	$		125	6	0
	02/2014		EUR	125			172	0	0
	02/2014		JPY	65,021			655	37	0
	02/2014	$		4		SEK	25	0	0

JPM	01/2014		BRL	3,792	$		1,710	102	0
	01/2014		HKD	4,202			542	0	0
	01/2014		IDR	748,779			63	2	0
	01/2014		PLN	1,514			487	0	(14)
	01/2014		RUB	8,480			260	3	0
	01/2014		TRY	797			390	21	0
	01/2014	$		1,619		BRL	3,792	0	(11)
	01/2014			938		RUB	30,882	0	(1)
	03/2014		IDR	748,778	$		62	1	0
	04/2014		RUB	30,882			924	0	0

MSC	01/2014		BRL	6,137			2,617	16	0
	01/2014		KRW	532,924			487	0	(18)
	01/2014	$		2,630		BRL	6,137	0	(29)

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	01/2014		ZAR	2,120	$		212	$10	$0
	02/2014		BRL	5,353			2,277	27	0
	03/2014		MXN	12,340			934	0	(6)
	04/2014		PEN	140			50	0	0

RBC	01/2014		BRL	133			57	0	0
	01/2014	$		58		BRL	133	0	(1)
	02/2014		BRL	133	$		57	1	0

UAG	01/2014			1,738			740	4	0
	01/2014		CNY	1,019			166	0	(2)
	01/2014		DKK	150			27	0	(1)
	01/2014		HKD	4,465			576	0	0
	01/2014		IDR	561,584			51	5	0
	01/2014		KRW	704,119			640	0	(27)
	01/2014		MYR	2,191			665	6	(9)
	01/2014		RUB	22,402			679	0	(1)
	01/2014		TWD	35,014			1,187	12	0
	01/2014	$		742		BRL	1,738	0	(5)
	01/2014			165		CNY	1,019	3	0
	01/2014			156		HKD	1,209	0	0
	01/2014			1,174		KRW	1,237,043	0	(1)
	01/2014			126		PHP	5,590	0	0
	01/2014			444		THB	14,290	0	(10)
	01/2014			1,400		TWD	41,430	0	(10)
	02/2014		CHF	253	$		275	0	(9)
	02/2014		IDR	561,584			51	5	0
	02/2014		NOK	165			27	0	(1)
	02/2014		SEK	455			69	0	(2)
	02/2014	$		80		JPY	8,400	0	0
	04/2014		KRW	1,237,043	$		1,168	0	(2)
	04/2014		PHP	5,590			127	0	0
	04/2014		THB	14,290			441	9	0
	04/2014		TWD	41,430			1,408	15	0
	04/2014	$		42		CNY	258	0	0

Total Forward Foreign Currency Contracts								$480	$(293)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	02/28/2014	$	3,600	$64	$14
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.650%	02/28/2014		3,600	47	6
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020		2,800	49	65

CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.200%	07/29/2016		1,000	44	40

DUB	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.350%	02/28/2014		3,600	74	21

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	8.000%	04/16/2015		1,200	0	0

GST	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550%	02/28/2014		3,600	56	9

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021		2,900	115	138

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	8.000%	04/16/2015		1,400	0	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020		3,600	76	84
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021		3,600	153	171

								$678	$548

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
BPS	Call - OTC USD versus CNY	CNY	6.310	03/28/2014	$395	$3	$0

UAG	Call - OTC USD versus CNY		6.410	02/26/2014	338	1	0
	Call - OTC USD versus CNY		6.363	03/30/2015	132	2	1

						$6	$1

Total Purchased Options						$684	$549

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	15

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Volatility Portfolio (Cont.)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	5.200%	07/29/2016	$	3,700	$(46)	$(43)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.650%	03/03/2014		200	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.100%	03/03/2014		200	(2)	(3)

GLM	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	03/31/2014		1,300	(2)	(2)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400%	01/27/2014		12,600	(27)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	01/27/2014		12,600	(66)	(18)

								$(144)	$(66)

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC iTraxx Europe 20 5-Year Index	Buy	0.700%	03/19/2014	EUR	2,600	$(3)	$(7)
	Put - OTC iTraxx Europe 20 5-Year Index	Sell	1.100%	03/19/2014		2,600	(5)	(1)

JPM	Call - OTC iTraxx Europe 20 5-Year Index	Buy	0.700%	03/19/2014		1,400	(2)	(3)
	Put - OTC iTraxx Europe 20 5-Year Index	Sell	1.100%	03/19/2014		1,400	(3)	(1)

							$(13)	$(12)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
FBF	Put - OTC USD versus JPY	JPY	95.000	02/19/2014	$1,500	$(6)	$(1)

Total Written Options						$(163)	$(79)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2013:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in JPY		Premiums
Balance at 12/31/2012	29	$18,400	EUR	400	JPY	200	$(66)
Sales	5,592	64,498		9,000		0	(378)
Closing Buys	(5,556)	(13,128)		0		(200)	134
Expirations	(61)	(30,699)		(1,400)		0	113
Exercised	(4)	(6,971)		0		0	34

Balance at 12/31/2013	0	$32,100	EUR	8,000	JPY	0	$(163)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2013 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Mexico Government International Bond	1.000%	12/20/2018	0.879%	$800	$(3)	$8	$5	$0

BRC	Italy Government International Bond	1.000%	12/20/2016	1.145%	200	(1)	0	0	(1)

CBK	California State General Obligation Bonds, Series 2003	1.000%	12/20/2017	0.781%	100	(2)	3	1	0

DUB	Italy Government International Bond	1.000%	12/20/2016	1.145%	200	(1)	0	0	(1)
	Spain Government International Bond	1.000%	12/20/2016	1.058%	200	0	0	0	0
	Venezuela Government International Bond	5.000%	03/20/2015	11.626%	5	0	(1)	0	(1)

FBF	Mexico Government International Bond	1.000%	12/20/2018	0.879%	300	(1)	3	2	0

GST	Brazil Government International Bond	1.000%	12/20/2015	0.982%	200	(1)	1	0	0

JPM	Brazil Government International Bond	1.000%	12/20/2016	1.335%	1,000	(10)	1	0	(9)

MYC	Spain Government International Bond	1.000%	12/20/2016	1.058%	200	0	0	0	0

						$(19)	$15	$8	$(12)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	8.860%	01/02/2017	BRL	1,500	$16	$(54)	$0	$(38)

DUB	Pay	6-Month AUD-BBR-BBSW	4.250%	12/11/2023	AUD	500	(9)	(3)	0	(12)

FBF	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	200	1	11	12	0
	Pay	1-Year BRL-CDI	8.935%	01/02/2017	BRL	1,800	(2)	(47)	0	(49)

GLM	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	100	1	5	6	0
UAG	Pay	1-Year BRL-CDI	8.200%	01/02/2017	BRL	500	(1)	(17)	0	(18)
	Pay	1-Year BRL-CDI	8.900%	01/02/2017		1,800	(3)	(46)	0	(49)

							$3	$(151)	$18	$(166)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (4)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	KOSPI 200 Index	3,000,000	0.000%	03/13/2014	KRW	785,095	$11	$11	$0

(4)

Receive represents that the Portfolio receives monthly payments for any positive monthly return on the underlying reference. The Portfolio makes payments for any negative monthly return on such underlying reference. Pay represents that the Portfolio receives monthly payments for any negative monthly return on the underlying reference. The Portfolio makes payments for any positive monthly return on such underlying reference.

VARIANCE SWAPS

Counterparty	Pay/Receive Variance	Reference Entity	Variance Strike Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
GST	Pay	S&P 500 Index	7.156%	12/18/2015	$ 224	$0	$9	$9	$0

Total Swap Agreements						$(16)	$(116)	$46	$(178)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of December 31, 2013:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$24	$85	$16	$125	$(25)	$0	$(38)	$(63)	$62	$0	$62
BPS	1	0	0	1	0	(8)	0	(8)	(7)	0	(7)
BRC	41	0	0	41	(20)	0	(1)	(21)	20	0	20
CBK	11	40	1	52	(31)	(46)	0	(77)	(25)	0	(25)
DUB	76	21	0	97	(18)	0	(14)	(32)	65	0	65
FBF	16	0	14	30	(12)	(1)	(49)	(62)	(32)	0	(32)
GLM	11	0	6	17	(5)	(20)	0	(25)	(8)	0	(8)
GST	0	9	9	18	0	0	0	0	18	0	18
HUS	58	0	0	58	(22)	0	0	(22)	36	0	36
JPM	129	138	0	267	(26)	(4)	(9)	(39)	228	(39)	189
MSC	53	0	0	53	(53)	0	0	(53)	0	(115)	(115)
MYC	0	255	0	255	0	0	0	0	255	0	255
RBC	1	0	0	1	(1)	0	0	(1)	0	0	0
UAG	59	1	0	60	(80)	0	(67)	(147)	(87)	0	(87)

Total Over the Counter	$480	$549	$46	$1,075	$(293)	$(79)	$(178)	$(550)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default . Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	17

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Volatility Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$45	$0	$0	$45
Futures	0	0	21	0	0	21
Swap Agreements	0	0	0	0	189	189

	$0	$0	$66	$0	$189	$255

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$480	$0	$480
Purchased Options	0	0	0	1	548	549
Swap Agreements	0	8	20	0	18	46

	$0	$8	$20	$481	$566	$1,075

	$0	$8	$86	$481	$755	$1,330

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$17	$0	$13	$30
Swap Agreements	0	0	0	0	83	83

	$0	$0	$17	$0	$96	$113

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$293	$0	$293
Written Options	0	12	0	1	66	79
Swap Agreements	0	12	0	0	166	178

	$0	$24	$0	$294	$232	$550

	$0	$24	$17	$294	$328	$663

The Effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the Period Ended December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(591)	$0	$(1)	$(592)
Written Options	2	0	26	0	21	49
Futures	60	0	(410)	0	486	136
Swap Agreements	0	(6)	0	0	(1,422)	(1,428)

	$62	$(6)	$(975)	$0	$(916)	$(1,835)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$271	$0	$271
Purchased Options	0	0	56	(6)	(17)	33
Written Options	0	10	18	22	56	106
Swap Agreements	0	(11)	181	0	(654)	(484)

	$0	$(1)	$255	$287	$(615)	$(74)

	$62	$(7)	$(720)	$287	$(1,531)	$(1,909)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$86	$0	$0	$86
Written Options	0	0	(16)	0	0	(16)
Futures	(12)	0	65	0	(94)	(41)
Swap Agreements	0	(20)	0	0	(41)	(61)

	$(12)	$(20)	$135	$0	$(135)	$(32)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$250	$0	$250
Purchased Options	0	0	(6)	0	(119)	(125)
Written Options	0	0	0	6	68	74
Swap Agreements	0	22	(149)	0	(146)	(273)

	$0	$22	$(155)	$256	$(197)	$(74)

	$(12)	$2	$(20)	$256	$(332)	$(106)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$805	$0	$805
Industrials	0	109	0	109
U.S. Treasury Obligations	0	13,516	0	13,516
Asset-Backed Securities	0	159	0	159
Sovereign Issues	0	116	0	116
Common Stocks
Consumer Discretionary	72	0	0	72
Exchange-Traded Funds	7,504	0	0	7,504
Short-Term Instruments
Repurchase Agreements	0	745	0	745
U.S. Treasury Bills	0	500	0	500
	$7,576	$15,950	$0	$23,526

Investments in Affiliates, at Value
Mutual Funds	40,859	0	0	40,859
Exchange-Traded Funds	766	0	0	766
Short-Term Instruments
Central Funds Used for Cash Management Purposes	8,920	0	0	8,920
	$50,545	$0	$0	$50,545

Total Investments	$58,121	$15,950	$0	$74,071

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$21	$234	$0	$255
Over the counter	0	1,075	0	1,075
	$21	$1,309	$0	$1,330

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(30)	(83)	0	(113)
Over the counter	0	(550)	0	(550)
	$(30)	$(633)	$0	$(663)

Totals	$58,112	$16,626	$0	$74,738

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

†	All or a portion of this security is owned by PIMCO Cayman Commodity Portfolio IV, Ltd., which is a 100% owned subsidiary of the Portfolio.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	19

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Global Multi-Asset Managed Volatility Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Act, equity securities, fixed income instruments, forwards and derivatives. The Portfolio will invest in such funds, securities, instruments and other investments to the extent permitted under the Act, or any exemptive relief therefrom. The Portfolio may invest, without limitation, in any of the funds of PIMCO Funds, an affiliated open-end investment company, except the PIMCO CommoditiesPLUS® Short Strategy Fund, PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®, as well as funds of PIMCO Equity Series and PIMCO ETF Trust, affiliated open-end investment companies (“Underlying PIMCO Funds”). The Portfolio will invest either directly or indirectly (through a fund) in instruments that are economically tied to at least three countries (one of which may be the United States).

The Portfolio seeks concurrent exposure to a broad spectrum of asset classes and other investments. The Portfolio will typically invest 20% to 80% of its total assets in equity-related investments (including investment in common stock, preferred securities, equity securities of real estate investment trusts and/or investment in the Domestic Equity-Related Underlying PIMCO Funds, the International Equity-Related Underlying PIMCO Funds and the PIMCO RealEstateRealReturn Strategy Fund, an Underlying PIMCO Fund, each as more fully described in the “Description of the Underlying PIMCO Funds” in the Portfolio’s prospectus, and in other equity-related Acquired Funds as defined under Important Information About the Portfolio). With respect to its direct or indirect (through a fund) investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Portfolio may invest. The Portfolio may invest up to 25% of its total assets in commodity-related investments (including investment in the PIMCO Cayman Commodity Portfolio IV Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “GMAMV Subsidiary”), and the PIMCO CommoditiesPLUS® Short Strategy Fund, PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®, Underlying PIMCO Funds). The GMAMV Subsidiary is advised by PIMCO and primarily invests in commodity-linked derivative instruments backed by a portfolio of fixed income instruments. The GMAMV Subsidiary (unlike the Portfolio) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Portfolio may invest up to 25% of its total assets in the GMAMV Subsidiary. The Underlying PIMCO Funds and other affiliated and unaffiliated funds in which the Portfolio may invest are collectively referred to as “Acquired Funds.” The Portfolio is classified as “non-diversified” for purposes of the Act because it may invest in a limited number of Acquired Funds and other investments. However, since certain of the Acquired Funds in which the Portfolio may invest are classified as diversified for purposes of the Act, the Portfolio may indirectly diversify its portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Consolidated Statement of Operations. Paydown gains and losses on

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

mortgage-related and other asset-backed securities are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Consolidated Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid and are included in net realized gain or loss on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period and are included in net change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies on the Consolidated Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Consolidated Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Consolidated Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the

ANNUAL REPORT	DECEMBER 31, 2013	21

Notes to Financial Statements (Cont.)

NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■	Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Consolidated Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	DECEMBER 31, 2013	23

Notes to Financial Statements (Cont.)

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Exchange-Traded Funds  The Portfolio may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding.

Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. As of December 31, 2013, the Portfolio had no unfunded loan commitments.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, commercial mortgage-backed securities, asset-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

U.S. Government Agencies or Government-Sponsored Enterprises   The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

(b) Investments in Affiliates

The Portfolio may invest assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds, PIMCO Equity Series and PIMCO ETF Trust, affiliated open-end investment companies. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2013 (amounts in thousands):

Underlying PIMCO Funds	Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	$0	$766	$0	$0	$0	$766	$3	$0
PIMCO Emerging Local Bond Fund	1,384	1,970	0	0	(368)	2,986	106	0
PIMCO Emerging Markets Bond Fund	125	0	(125)	5	(5)	0	0	0
PIMCO Emerging Markets Corporate Bond Fund	1,560	875	(900)	16	(103)	1,448	61	10
PIMCO EqS Pathfinder Fund®	3,431	1,938	(1,660)	108	454	4,271	64	76
PIMCO EqS® Dividend Fund	995	4,976	(685)	(1)	263	5,548	246	177
PIMCO EqS® Emerging Markets Fund	1,744	3,101	0	0	67	4,912	0	0
PIMCO EqS® Long/Short Fund	0	801	0	0	(33)	768	27	14
PIMCO Global Advantage® Strategy Bond Fund	246	0	(246)	5	(5)	0	0	0
PIMCO Global Bond Fund (Unhedged)	125	0	(124)	(4)	3	0	0	0
PIMCO Income Fund	1,554	10,025	0	0	(131)	11,448	388	14
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	178	0	(178)	2	(2)	0	0	0
PIMCO Investment Grade Corporate Bond Fund	649	1,170	0	0	(104)	1,715	58	38
PIMCO Mortgage Opportunities Fund	0	763	0	0	(5)	758	3	0
PIMCO Real Return Fund	495	518	(951)	(68)	6	0	5	0

ANNUAL REPORT	DECEMBER 31, 2013	25

Notes to Financial Statements (Cont.)

Underlying PIMCO Funds	Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
PIMCO RealEstateRealReturn Strategy Fund	$88	$8	$0	$0	$(20)	$76	$8	$0
PIMCO Short-Term Floating NAV Portfolio	5,408	57,713	(54,200)	(6)	5	8,920	13	0
PIMCO StocksPLUS® Fund	2,516	818	(2,500)	115	202	1,151	96	65
PIMCO Total Return Fund	519	713	0	0	(41)	1,191	20	5
PIMCO Unconstrained Bond Fund	3,106	3,315	(1,660)	(55)	(119)	4,587	52	4
Totals	$24,123	$89,470	$(63,229)	$117	$64	$50,545	$1,150	$403

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

of these instruments on the Consolidated Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Consolidated Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an

ANNUAL REPORT	DECEMBER 31, 2013	27

Notes to Financial Statements (Cont.)

investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Indices  The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns for the Portfolio or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will rather settle the amount of the difference between the settlement price of the underlier and the strike price directly into the Portfolio’s custody account.

Options on Exchange-Traded Funds  The Portfolio may write or purchase options on exchange-traded funds (“ETF Option”). An ETF Option uses a specified exchange-traded fund as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on sovereign or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on sovereign or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign or U.S. municipal issues as of period end are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2013 for which the Portfolio is the seller of protection are disclosed in the Notes to

ANNUAL REPORT	DECEMBER 31, 2013	29

Notes to Financial Statements (Cont.)

Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements to gain or mitigate exposure to the underlying reference securities. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance, the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio may invest in shares of the Underlying PIMCO Funds or Acquired Funds, the risk of investing in the Portfolio may be closely related to the risks associated with the Underlying PIMCO Funds or Acquired Funds and their investments. The Portfolio may also invest its assets directly in stocks or bonds of other issuers and in other instruments such as forwards, options, futures contracts or swap agreements.

Investing in the Underlying PIMCO Funds or Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds or Acquired Funds.

The investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in each Portfolio is that the investment adviser will make less than optimal or poor asset allocation decisions. The investment adviser attempts to identify investment allocations for the Underlying PIMCO Funds or Acquired Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the investment adviser will focus on an Underlying PIMCO Funds or Acquired Funds that performs poorly or underperforms other Underlying PIMCO Funds or Acquired Funds under various market conditions.

The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements. As mentioned earlier in this report, the U.S. is currently experiencing historically low interest rates. This combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, the fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair the performance of the Portfolio.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio is subject to various netting arrangements, with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of

ANNUAL REPORT	DECEMBER 31, 2013	31

Notes to Financial Statements (Cont.)

different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Consolidated Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

8. BASIS FOR CONSOLIDATION OF THE PIMCO GLOBAL MULTI-ASSET MANAGED VOLATILITY PORTFOLIO

The GMAMV Subsidiary, a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the GMAMV Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the GMAMV Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the GMAMV Subsidiary, comprising the entire issued share capital of the GMAMV Subsidiary, with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the GMAMV Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the GMAMV Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the GMAMV Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of December 31, 2013 of the GMAMV Subsidiary to the Portfolio (amounts in thousands).

Date of Incorporation	02/24/2012
Subscription Agreement	03/29/2012
Portfolio Net Assets	$77,191
Subsidiary % of Portfolio Net Assets	1.9%
Subsidiary Financial Statement Information
Total assets	$1,500
Total liabilities	1
Net assets	$1,499
Total income	1
Net investment income (loss)	(13)
Net realized gain (loss)	(95)
Net change in unrealized appreciation (depreciation)	(339)
Increase (decrease) in net assets resulting from operations	$(447)

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 1.00%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.05%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of

ANNUAL REPORT	DECEMBER 31, 2013	33

Notes to Financial Statements (Cont.)

expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has contractually agreed, through May 1, 2014, to reduce total annual portfolio operating expenses for the Portfolio by waiving a portion of its Supervisory and Administrative Fee or reimbursing the Portfolio, to the extent that they would exceed, due to the payment of organizational expenses and pro rata Trustees’ Fees, the sum of such Portfolio’s Investment Advisory Fee, service fees, Supervisory and Administrative Fees and other expenses borne by the Portfolio not covered by the Supervisory and Administrative Fee as described above (other than organizational expenses and pro rata Trustees’ Fees), plus 0.49 basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of December 31, 2013, the remaining recoverable amount to PIMCO was $57,601.

(f) Acquired Fund Fees and Expenses  The Acquired Fund Fees and Expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Acquired Funds, which includes the total annual operating expenses of the Institutional Class shares of the Underlying PIMCO Funds and other funds. Acquired Fund Expenses will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2014, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO

Funds, to the extent the Portfolio’s Investment Advisory and Supervisory and Administrative Fees are greater than or equal to the Investment Advisory and Supervisory and Administrative Fees of the Underlying PIMCO Funds. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2013, the amount was $238,417.

The GMAMV Subsidiary has entered into a separate contract with PIMCO for the management of the GMAMV Subsidiary’s portfolio pursuant to which the GMAMV Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMAMV Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GMAMV Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2013, the amount was $13,409.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio, including brokerage

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2013, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$26,628	$13,479	$55,098	$29,954

13. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2013		Period from 04/27/0212 to 12/31/2012
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	5,319	$52,583	3,502	$34,785
Advisor Class	1	10	0	0
Issued as reinvestment of distributions
Administrative Class	176	1,659	56	563
Advisor Class	0	0	0	0
Cost of shares redeemed
Administrative Class	(763)	(7,485)	(18)	(174)
Advisor Class	0	0	0	0
Net increase resulting from Portfolio share transactions	4,733	$46,767	3,540	$35,174

As of December 31, 2013, one shareholder owned 10% or more of the total Portfolio’s outstanding shares comprising 91% of the Portfolio, and the shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2013, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived

ANNUAL REPORT	DECEMBER 31, 2013	35

Notes to Financial Statements (Cont.)

December 31, 2013

from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal year ending in 2012, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2013, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$—	$—	$(2,244)	$(2)	$—	$(745)	$(1,201)

(1)	Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts and ETF Securities.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through December 31, 2013 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2013 through December 31, 2013, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2013, the Portfolio had no accumulated capital losses.

As of December 31, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$76,178	$1,275	$(3,382)	$(2,107)

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and ETF Securities.

For the fiscal years ended December 31, 2013 and December 31, 2012, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2013	$1,059	$165	$435
12/31/2012	$563	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

36	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of PIMCO Global Multi-Asset Managed Volatility Portfolio:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Global Multi-Asset Managed Volatility Portfolio and its wholly owned subsidiary (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2013, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for the Administrative Class for the period April 27, 2012 (commencement of operations) through December 31, 2012 and for the year ended December 31, 2013, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2014

ANNUAL REPORT	DECEMBER 31, 2013	37

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SSB	State Street Bank and Trust Co.
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	PHP	Philippine Peso
BRL	Brazilian Real	HUF	Hungarian Forint	PLN	Polish Zloty
CAD	Canadian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
CHF	Swiss Franc	INR	Indian Rupee	SEK	Swedish Krona
CLP	Chilean Peso	JPY	Japanese Yen	THB	Thai Baht
CNY	Chinese Renminbi	KRW	South Korean Won	TRY	Turkish New Lira
COP	Colombian Peso	MXN	Mexican Peso	TWD	Taiwanese Dollar
CZK	Czech Koruna	MYR	Malaysian Ringgit	USD (or $)	United States Dollar
DKK	Danish Krone	NOK	Norwegian Krone	ZAR	South African Rand
EUR	Euro	NZD	New Zealand Dollar
GBP	British Pound	PEN	Peruvian New Sol

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	OTC	Over-the-Counter

Index Abbreviations:
FRCPXTOB	France Consumer Price ex-Tobacco Index	KOSPI	Korea Composite Stock Price Index

Other Abbreviations:
BBR	Bank Bill Rate	CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate
BBSW	Bank Bill Swap Reference Rate	EURIBOR	Euro Interbank Offered Rate	SPDR	Standard & Poor’s Depository Receipts

38	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013:

18.20%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

4.52%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2013	39

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	172	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian* (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Vice President	11/2013 to Present Treasurer 08/1997 to 11/2013	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

* Effective February 3, 2014, Dr. El-Erian no longer serves as a Senior Vice President of the Trust.

ANNUAL REPORT	DECEMBER 31, 2013	41

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

42	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 12-13, 2013, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2014. The Board also considered and approved for an additional one-year term through August 31, 2014, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2014.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreement are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust and the independent Trustees.

The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 12-13, 2013 meeting. The independent Trustees also met with counsel to the Trust and the independent Trustees on August 2, 2013 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

ANNUAL REPORT	DECEMBER 31, 2013	43

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2012, including, but not limited to, undertaking significant technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2013. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2013 and other performance data, as available, for the periods ended June 30, 2013 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2013 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 12-13, 2013 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2013.

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Board noted that, for periods ending May 31, 2013, the Administrative Class of 71%, 92% and 100% of the Portfolios outperformed their Lipper category median in the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 86% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2013 (based on the performance of the Administrative Class). The Board also noted that ten of 13 Portfolios, representing 93% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2013, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $23 billion as of May 31, 2013.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expense ratios in their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the size of the assets under management with PIMCO, the manner in which similar portfolios may be managed, different requirements with

ANNUAL REPORT	DECEMBER 31, 2013	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively; had been reduced for some Portfolios over time; had been held steady for most Portfolios as assets grew, or declined in the case of some Portfolios; and continued to be competitive compared with peers. The Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. The Trustees noted that the benefits of the unified fee were apparent during the recent financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC supported the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and in return for the fees paid to RALLC by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2013	47

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT31AR_123113

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2013

PIMCO Global Multi-Asset Managed Volatility Portfolio

Share Class

■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2013. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

The past twelve months were marked by ongoing periods of heightened bond market volatility brought on by uncertainty around central bank monetary and fiscal policy, geopolitical concerns, and a slower than hoped for rebound in the global economy. Following a particularly bumpy third quarter, however, all financial markets completed the year along a relatively smoother path. Federal Reserve (“Fed”) Chairman Ben Bernanke laid the groundwork in September, when he clarified the Fed’s commitment to maintain its quantitative easing (“QE”) bond purchase program of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero-bound range. The nomination of Janet Yellen to the Chairmanship further helped to reassure investors that the Fed would be committed to the continuation of their accommodative policies.

As investors were made particularly aware, beginning in mid-May conditions in financial markets deteriorated rapidly as markets reacted to signals by the Fed that it might begin to slow the pace of its asset purchases. This shift in tone fueled a broad-based sell-off within fixed income assets throughout the summer, undermining market liquidity and sending yields higher across the risk spectrum.

By mid-September, however, the Fed announced its intent to delay any tapering until more convincing indicators of economic growth become apparent and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore higher) and a rally across most equity markets. The Fed also maintained the Federal Funds Rate within a narrow range of zero to 25 basis points. Into October, investors were once again kept on edge by the uncertain fiscal policy and political landscape—namely the partial shutdown of the U.S. government that began during the first week of October, the ongoing debt ceiling negotiations between the White House and Congress, and confirmation proceedings for the next Fed Chairman. Investors were relieved by the last-minute deal announced on October 17 that reached an agreement to reopen the U.S. government and raise the debt ceiling.

In November, relative calm prevailed across most fixed income markets, and equity markets continued to rally. The European Central Bank (“ECB”) reduced their main policy rate (or the interest rate at which it lends money to banks) by 25 basis points to 0.25%, likely due to their concern over lower than expected inflation and a weak global growth outlook. The Bank of England (“BOE”) unanimously voted to leave its main policy rate unchanged amid a pickup in economic growth and expectations that this would lead to an eventual decline in the U.K. unemployment rate.

Towards the latter part of December, the Fed announced that beginning in January 2014 it intends to gradually exit its bond-buying program, by reducing it from $85 billion to $75 billion spread equally across mortgage and U.S. Treasury purchases. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee (“FOMC”) provided even greater assurances that the policy rate would remain near a zero-bound range until signs of sustainable growth are more broadly evident in the U.S. economy. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

U.S. Treasuries underperformed most other developed sovereign bond markets on a hedged basis as investors reacted to the various Fed announcements regarding the tapering of their QE bond purchase program. In particular, U.S. Treasury yields rose to their highest level in late December as investors reacted to the Fed’s announcement that it would begin the reduction of its asset purchases starting in January 2014. This decision was made on the back of improving economic data, which included a lower unemployment rate, respectable monthly job reports, and improving housing fundamentals. The benchmark ten-year U.S. Treasury note yielded 3.03% at the end of the reporting period, as compared to 1.76% on December 31, 2012. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 2.02% for the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 8.61% over the period, underperforming nominal U.S. Treasuries. U.S. TIPS sold off, particularly during the second quarter of the reporting period, as the market began to price in the inevitable Fed tapering decision, which was officially announced in December. The decision by the Fed to initiate the tapering of asset purchases was validated via stronger jobs and GDP data, with continual weaker inflation data adding further pressure to U.S. TIPS valuations towards the latter part of the period. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 9.52% over the period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries even with the Fed’s announcement that it would begin to reduce its asset purchases in January 2014. The announcement, however, did lead to differentiated performance among coupons, with lower coupons underperforming, as these bonds have been the largest beneficiaries of Fed purchases. Prices for non-Agency mortgages rose on limited outstanding supply, improving risk appetite and ongoing signs of recovery in the housing sector. Commercial MBS also outperformed amid strong investor demand and a continued rebound in property valuations.

■

The U.S. investment grade credit market, as measured by the Barclays U.S. Credit Index, declined 2.01% for the period, but outperformed like-duration U.S. Treasuries as spreads tightened, ending the year at the lowest level since the global financial crisis began. This positive performance was supported by improving global growth fundamentals and continued easy monetary policy. The high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 7.42% for the period. The sector was one of the best-performing fixed income sectors, benefiting from relatively sound fundamentals and investor demand for higher yielding assets with lower interest rate sensitivity.

■

Emerging markets (“EM”) external debt underperformed U.S. Treasuries during the year and was impacted by the second quarter sell-off. Country-specific stories and the risk-on market sentiment following the Fed tapering announcement supported lower spreads in the fourth quarter, particularly in December. EM local assets particularly underperformed U.S. Treasuries during the period, as weaker EM currencies and increases in local yields weighed on overall returns.

■

Developed market equities posted strong performance in 2013, despite a period marked by considerable volatility and uncertainty around central bank policy. U.S. equities, as measured by the S&P 500 Index, returned 32.39%. Global equities, as represented by the MSCI All Country World Index Net USD and MSCI World Index, returned 22.80% and 26.68%, respectively. Emerging market equities (“EM”), as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.60%. EM equities underperformed developed market equities due to declining earnings growth and rising interest rates in the U.S. which placed pressure on local EM currencies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2014

ANNUAL REPORT	DECEMBER 31, 2013	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Global Multi-Asset Managed Volatility Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in Institutional Class or Class M shares of any of the funds of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, the “Acquired Funds”). The Portfolio may invest in a combination of affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom.

A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The principal risks of investing in the Portfolio include risks from direct investments and/or indirect exposure through investment in Acquired Funds. Among the principal risks of investing in the Portfolio are allocation risk, Acquired Fund risk, interest rate risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, short sale risk, tax risk, subsidiary risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio or an Acquired Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio or an Acquired Fund. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s or Acquired Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Portfolio. The Portfolio or Acquired Fund may engage in such transactions regardless of whether the Portfolio or Acquired Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio or an Acquired Fund may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s or Acquired Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio or an Acquired Fund invests in emerging market debt, both may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

4	PIMCO VARIABLE INSURANCE TRUST

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Acquired Funds, which includes the Underlying PIMCO Funds and other funds, in addition to the Portfolio’s direct fees and expenses.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measures performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2013 to December 31, 2013.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2013	5

PIMCO Global Multi-Asset Managed Volatility Portfolio

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown‡

Mutual Funds	55.2%
U.S. Treasury Obligations	18.2%
Short-Term Instruments	13.7%
Exchange-Traded Funds	11.2%
Corporate Bonds & Notes	1.2%
Other	0.5%
‡	% of Total Investments as of 12/31/13

Cumulative Total Return for the period ended December 31, 2013
Class Inception (04/30/2013)
PIMCO Global Multi-Asset Managed Volatility Portfolio Advisor Class	-8.65%
MSCI World Index±	13.99%
1 Month LIBOR +5%±±	3.43%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.83% for Advisor Class shares.

± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 24 developed market country indices. It is not possible to invest directly in an unmanaged index.

±± The 1 Month LIBOR +5% benchmark is created by adding 5% to the annual return of 1 Month LIBOR. The 1 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (1 month) in England’s Eurodollar market. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/13)	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,004.50	$1,020.67
Expenses Paid During Period†	$4.55	$4.58
Net Annualized Expense Ratio††	0.90%	0.90%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 9 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Global Multi-Asset Managed Volatility Portfolio seeks maximum long-term absolute return with explicit management of portfolio volatility. PIMCO uses a three-step approach in seeking to achieve the return and volatility parameters of the Portfolio’s investment objective which consists of 1) developing a target asset allocation; 2) developing a series of relative value strategies designed to add value beyond the target allocation; and 3) utilizing hedging techniques to manage downside risks and total portfolio volatility. PIMCO evaluates these three steps daily and uses varying combinations of Acquired Funds and/or direct investments to implement the three steps within the Portfolio. The Portfolio may invest in Institutional Class or Class M shares of any funds (except funds of funds) of the PIMCO Funds and PIMCO Equity Series, affiliated open end investment companies (“Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, “Acquired Funds”).

»	Holdings of developed markets equities benefited performance as the MSCI World Index gained 26.68% during the reporting period.

»	An allocation to emerging markets equities detracted from performance as the MSCI Emerging Markets Index declined during the reporting period.

»

Duration (or sensitivity to changes in market interest rates) positioning detracted from performance, driven by long positioning in the U.S. and Australia, as sovereign yields in both markets rose during the reporting period.

»	Exposure to emerging markets bonds, primarily through long exposure to interest rates in Brazil, detracted from performance as interest rates in Brazil rose during the reporting period.

»	Holdings of inflation-linked bonds focused on U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from performance as U.S. TIPS posted negative returns during the reporting period.

»

Tail-risk hedges, such as put options on U.S. equities (which seek to limit portfolio losses amid large market declines), modestly detracted from performance as the S&P 500 Index posted positive returns during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Global Multi-Asset Managed Volatility Portfolio

Selected Per Share Data for the Period Ended:	04/30/2013-12/31/2013

Advisor Class
Net asset value beginning of period (000s)	$10.44
Net investment income (a)	0.15
Net realized/unrealized (loss)	(1.06)
Total (loss) from investment operations	(0.91)
Dividends from net investment income	(0.07)
Distributions from net realized capital gains	(0.06)
Tax basis return of capital	(0.07)
Total distributions	(0.20)
Net asset value end of period	$9.33
Total return	(8.65)%
Net assets end of period (000s)	$9
Ratio of expenses to average net assets	0.90%*
Ratio of expenses to average net assets excluding waivers	1.33%*
Ratio of expenses to average net assets excluding interest expense	0.90%*
Ratio of expenses to average net assets excluding interest expense and waivers	1.33%*
Ratio of net investment income to average net assets	2.35%*
Portfolio turnover rate	79%**

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	7

Consolidated Statement of Assets and Liabilities PIMCO Global Multi-Asset Managed Volatility Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2013

Assets:
Investments, at value
Investments in securities*	$23,526
Investments in Affiliates	50,545
Financial Derivative Instruments
Exchange-traded or centrally cleared	255
Over the counter	1,075
Deposits with counterparty	1,278
Foreign currency, at value	953
Receivable for investments sold	201
Receivable for Portfolio shares sold	71
Interest and dividends receivable	119
Dividends receivable from Affiliates	128
78,151

Liabilities:
Financial Derivative Instruments
Exchange-traded or centrally cleared	$113
Over the counter	550
Payable for investments in Affiliates purchased	128
Deposits from counterparty	115
Accrued investment advisory fees	39
Accrued supervisory and administrative fees	3
Accrued servicing fees	10
Reimbursement to PIMCO	2
960

Net Assets	$77,191

Net Assets Consist of:
Paid in capital	$81,383
(Overdistributed) net investment income	(899)
Accumulated undistributed net realized (loss)	(1,325)
Net unrealized (depreciation)	(1,968)
$77,191

Net Assets:
Administrative Class	$77,182
Advisor Class	9

Shares Issued and Outstanding:
Administrative Class	8,272
Advisor Class	1

Net Asset Value and Redemption Price Per Share Outstanding:
Administrative Class	$9.33
Advisor Class	9.33

Cost of Investments in Securities	$25,609
Cost of Investments in Affiliates	$50,276
Cost of Foreign Currency Held	$961
Cost or Premiums of Financial Derivative Instruments, net	$531

* Includes repurchase agreements of:	$745

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Operations PIMCO Global Multi-Asset Managed Volatility Portfolio

(Amounts in thousands)	Year Ended December 31, 2013

Investment Income:
Interest	$469
Dividends	225
Dividends from Investments in Affiliates	1,150
Total Income	1,844

Expenses:
Investment advisory fees	604
Supervisory and administrative fees	34
Servicing fees - Administrative Class	89
Trustees’ fees	2
Interest expense	1
Miscellaneous expense	2
Total Expenses	732
Waiver and/or Reimbursement by PIMCO	(252)
Net Expenses	480

Net Investment Income	1,364

Net Realized Gain (Loss):
Investments in securities	(1,287)
Investments in Affiliates	117
Net capital gain distributions received from Affiliate investments	403
Exchange-traded or centrally cleared financial derivative instruments	(1,835)
Over the counter financial derivative instruments	(74)
Foreign currency	(38)
Net Realized (Loss)	(2,714)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(2,527)
Investments in Affiliates	64
Exchange-traded or centrally cleared financial derivative instruments	(32)
Over the counter financial derivative instruments	(74)
Foreign currency assets and liabilities	(6)
Net Change in Unrealized (Depreciation)	(2,575)
Net (Loss)	(5,289)

Net (Decrease) in Net Assets Resulting from Operations	$(3,925)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	9

Consolidated Statements of Changes in Net Assets PIMCO Global Multi-Asset Managed Volatility Portfolio

(Amounts in thousands)	Year Ended December 31, 2013	Period from April 27, 2012 to December 31, 2012

Increase in Net Assets from:

Operations:
Net investment income	$1,364	$444
Net realized gain (loss)	(2,714)	346
Net change in unrealized appreciation (depreciation)	(2,575)	607
Net increase (decrease) resulting from operations	(3,925)	1,397

Distributions to Shareholders:
From net investment income
Administrative Class	(715)	(563)
Advisor Class	(0)^	0
From net realized capital gains
Administrative Class	(509)	0
Advisor Class	(0)^	0
Tax basis return of capital
Administrative Class	(435)	0
Advisor Class	(0)^	0

Total Distributions	(1,659)	(563)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	46,767	35,174

Total Increase in Net Assets	41,183	36,008

Net Assets:
Beginning of year or period	36,008	0
End of year or period*	$77,191	$36,008

* Including undistributed (overdistributed) net investment income of:	$(899)	$20

**	See note 13 in the Notes to Financial Statements.
^	Amount is less than $500.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Volatility Portfolio

December 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 30.5%

CORPORATE BONDS & NOTES 1.2%

BANKING & FINANCE 1.1%
Barclays Bank PLC
7.625% due 11/21/2022		$200	$214
Credit Suisse AG
6.500% due 08/08/2023		200	213
KBC Bank NV
8.000% due 01/25/2023		200	222
Rabobank Group
6.875% due 03/19/2020	EUR	100	156

			805

INDUSTRIALS 0.1%
Time Warner Cable, Inc.
5.850% due 05/01/2017		$100	109

Total Corporate Bonds & Notes (Cost $906)			914

U.S. TREASURY OBLIGATIONS 17.5%
U.S. Treasury Inflation Protected Securities (c)
0.625% due 02/15/2043		2,580	1,983
0.750% due 02/15/2042		1,471	1,182
2.125% due 02/15/2040		83	94
2.125% due 02/15/2041		145	163
U.S. Treasury Notes
2.000% due 02/15/2023		10,900	10,094

Total U.S. Treasury Obligations (Cost $15,350)			13,516

ASSET-BACKED SECURITIES 0.2%
Countrywide Asset-Backed Certificates
0.265% due 08/25/2037		50	50
Lehman XS Trust
0.565% due 10/25/2035		113	109

Total Asset-Backed Securities (Cost $147)			159

SOVEREIGN ISSUES 0.2%
Mexico Government International Bond
4.500% due 11/22/2035 (c)	MXN	961	81
New Zealand Government CPI Linked Bond
2.000% due 09/20/2025	NZD	45	35

Total Sovereign Issues (Cost $126)			116

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 0.1%

CONSUMER DISCRETIONARY 0.1%
SFX Entertainment, Inc. (a)	5,992	$72

Total Common Stocks (Cost $78)		72

EXCHANGE-TRADED FUNDS 9.7%
iShares China Large Cap Index Fund	74,529	2,858
SPDR Gold Shares †	10,208	1,186
Vanguard FTSE Emerging Markets ETF	84,115	3,460

Total Exchange-Traded Funds (Cost $7,757)		7,504

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 1.6%

REPURCHASE AGREEMENTS (e) 1.0%
		745

U.S. TREASURY BILLS 0.6%
0.088% due 01/09/2014 - 05/29/2014 †(b)	$500	500

Total Short-Term Instruments (Cost $1,245)		1,245

Total Investments in Securities (Cost $25,609)		23,526

	SHARES
INVESTMENTS IN AFFILIATES 65.5%

MUTUAL FUNDS (d) 52.9%
PIMCO Emerging Local Bond Fund	319,992	2,986
PIMCO Emerging Markets Corporate Bond Fund	128,302	1,448
PIMCO EqS® Dividend Fund	451,445	5,548
PIMCO EqS® Emerging Markets Fund	558,135	4,912

	SHARES	MARKET VALUE (000S)
PIMCO EqS® Long/Short Fund	64,306	$768
PIMCO EqS Pathfinder Fund®	356,844	4,271
PIMCO Income Fund	933,774	11,448
PIMCO Investment Grade Corporate Bond Fund	167,464	1,715
PIMCO Mortgage Opportunities Fund	69,310	758
PIMCO RealEstateRealReturn Strategy Fund	19,889	76
PIMCO StocksPLUS® Fund	117,548	1,151
PIMCO Total Return Fund	111,395	1,191
PIMCO Unconstrained Bond Fund	413,286	4,587

Total Mutual Funds (Cost $40,589)		40,859

EXCHANGE-TRADED FUNDS 1.0%
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	7,200	766

Total Exchange-Traded Funds (Cost $766)		766

SHORT-TERM INSTRUMENTS 11.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 11.6%
PIMCO Short-Term Floating NAV Portfolio	891,565	8,920

Total Short-Term Instruments (Cost $8,921)		8,920

Total Investments in Affiliates (Cost $50,276)		50,545

Total Investments 96.0% (Cost $75,885)		$74,071

Financial Derivative Instruments (f)(g) 0.9%
(Cost or Premiums, net $531)		667

Other Assets and Liabilities, net 3.1%		2,453

Net Assets 100.0%		$77,191

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Institutional Class Shares of each Fund.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	11

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Volatility Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%†	12/31/2013	01/02/2014	$745	Freddie Mac 2.080% due 10/17/2022	$(765)	$745	$745

Total Repurchase Agreements						$(765)	$745	$745

(1)	Includes accrued interest.

As of December 31, 2013, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowing while outstanding during the period ended December 31, 2013 was $6,033 at a weighted average interest rate of 0.007%.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (2)
PIMCO Global Multi-Asset Managed Volatility Portfolio
Global/Master Repurchase Agreement
SSB	$602	$0	$0	$0	$602	$(616)	$(14)

PIMCO Cayman Commodity Portfolio IV, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
SSB	143	0	0	0	143	(149)	(6)

Total Borrowings and Other Financing Transactions	$745	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOE S&P 500 Index	1,825.000	01/18/2014	13	$26	$45

Total Purchased Options				$26	$45

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index March Futures	Long	03/2014	34	$47	$11	$0
Euro-OAT France Government Bond March Futures	Short	03/2014	7	17	0	(1)
Hang Seng China Enterprises Index January Futures	Long	01/2014	11	14	5	(7)
IBEX 35 Index January Futures	Long	01/2014	6	47	3	0
OMX Stockholm 30 Index January Futures	Long	01/2014	19	18	0	0
Russell 2000 Mini Index March Futures	Short	03/2014	20	(118)	0	(10)
S&P CNX Nifty Index January Futures	Long	01/2014	60	(2)	2	0
U.S. Treasury 5-Year Note March Futures	Long	03/2014	73	(55)	0	(7)
U.S. Treasury 10-Year Note March Futures	Long	03/2014	29	(57)	0	(5)

Total Futures Contracts				$(89)	$21	$(30)

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)		Market Value (3)	Unrealized (Depreciation)	Variation Margin
								Asset	Liability
iTraxx Europe Crossover 18 Index	(5.000%	)	12/20/2017	EUR	186	$(29)	$(20)	$0	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount			Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
									Asset	Liability
Pay	3-Month USD-LIBOR	2.500%	12/18/2020	$		4,200	$13	$(30)	$0	$(15)
Pay	3-Month USD-LIBOR	3.000%	03/21/2023			8,400	(516)	(495)	0	(30)
Receive	3-Month USD-LIBOR	3.000%	12/18/2023			4,800	32	(13)	27	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2033			900	135	127	9	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043			4,900	389	215	62	0
Receive	3-Month USD-LIBOR	3.250%	12/18/2043			3,300	416	141	41	0
Pay	6-Month AUD-BBR-BBSW	3.250%	09/11/2015		AUD	400	1	1	0	0
Pay	6-Month AUD-BBR-BBSW	3.500%	12/11/2018			700	(7)	(9)	2	0
Pay	6-Month AUD-BBR-BBSW	3.750%	12/11/2018			1,600	0	(7)	4	0
Pay	6-Month AUD-BBR-BBSW	3.500%	03/15/2023			300	(20)	(18)	1	0
Pay	6-Month AUD-BBR-BBSW	3.750%	03/15/2023			200	(10)	(11)	0	0
Pay	6-Month AUD-BBR-BBSW	3.975%	03/15/2023			200	(7)	(7)	1	0
Pay	6-Month AUD-BBR-BBSW	4.000%	03/15/2023			80	(3)	(3)	0	0
Pay	6-Month AUD-BBR-BBSW	4.000%	12/11/2023			100	(4)	(4)	0	0
Pay	6-Month AUD-BBR-BBSW	4.250%	12/11/2023			2,700	(64)	(64)	8	0
Receive	6-Month EUR-EURIBOR	3.000%	09/18/2023		EUR	7,500	39	67	0	(14)
Pay	6-Month GBP-LIBOR	2.000%	03/19/2019		GBP	3,800	(80)	(90)	11	0
Receive	6-Month GBP-LIBOR	3.500%	03/19/2044			1,720	(20)	62	0	(24)
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023		JPY	720,000	(76)	59	23	0

							$218	$(79)	$189	$(83)

Total Swap Agreements							$189	$(99)	$189	$(83)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2013:

Cash of $1,278 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
PIMCO Global Multi-Asset Managed Volatility Portfolio (4)	$ 45	$21	$189	$255	$0	$(30)	$(83)	$(113)
PIMCO Cayman Commodity Portfolio IV, Ltd. (Subsidiary) (4)	0	0	0	0	0	0	0	0

Total Exchange-Traded or Centrally Cleared	$45	$21	$189	$255	$0	$(30)	$(83)	$(113)

(4)

The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	13

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Volatility Portfolio (Cont.)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2014		BRL	409	$		174	$0	$0
	01/2014		EUR	680			938	3	0
	01/2014	$		175		BRL	409	0	(1)
	01/2014			5,175		HKD	40,122	0	(1)
	01/2014			694		INR	43,398	6	0
	01/2014			682		MYR	2,191	0	(14)
	02/2014		GBP	47	$		77	0	(1)
	04/2014		HKD	40,122			5,176	1	0
	04/2014		INR	43,398			678	0	(8)
	04/2014		MYR	2,191			679	14	0

BPS	01/2014		COP	237,175			124	1	0
	01/2014	$		123		COP	237,175	0	0
	03/2014		COP	237,175	$		122	0	0

BRC	01/2014		BRL	2,648			1,130	8	0
	01/2014		CZK	401			21	1	0
	01/2014		PHP	5,590			128	2	0
	01/2014	$		1,112		BRL	2,648	15	(5)
	01/2014			855		GBP	525	15	0
	02/2014		GBP	525	$		854	0	(15)

CBK	01/2014		AUD	185			169	4	0
	01/2014		GBP	525			861	0	(8)
	01/2014		HUF	2,786			13	0	0
	01/2014		INR	43,398			678	0	(22)
	01/2014		TWD	6,416			219	4	0
	01/2014	$		936		EUR	680	0	(1)
	02/2014		EUR	680	$		936	1	0
	02/2014		IDR	748,779			62	1	0
	02/2014	$		75		AUD	85	0	0
	03/2014		CAD	206	$		194	1	0

DUB	01/2014		BRL	676			290	3	0
	01/2014	$		289		BRL	676	0	(2)
	01/2014			386		TRY	797	0	(16)
	01/2014		ZAR	8,033	$		821	57	0
	02/2014	$		125		EUR	91	0	0
	04/2014		TRY	797	$		379	16	0

FBF	01/2014		BRL	3,836			1,634	8	0
	01/2014		IDR	1,684,751			144	6	0
	01/2014		THB	14,290			436	2	0
	01/2014	$		1,637		BRL	3,836	0	(12)
	04/2014		PEN	77	$		27	0	0

GLM	01/2014		BRL	831			363	11	0
	01/2014	$		355		BRL	831	0	(3)
	04/2014		CLP	80,271	$		149	0	(2)

HUS	01/2014		BRL	4,853			2,072	15	0
	01/2014		HKD	32,665			4,213	0	0
	01/2014	$		2,079		BRL	4,853	0	(22)
	01/2014		ZAR	1,248	$		125	6	0
	02/2014		EUR	125			172	0	0
	02/2014		JPY	65,021			655	37	0
	02/2014	$		4		SEK	25	0	0

JPM	01/2014		BRL	3,792	$		1,710	102	0
	01/2014		HKD	4,202			542	0	0
	01/2014		IDR	748,779			63	2	0
	01/2014		PLN	1,514			487	0	(14)
	01/2014		RUB	8,480			260	3	0
	01/2014		TRY	797			390	21	0
	01/2014	$		1,619		BRL	3,792	0	(11)
	01/2014			938		RUB	30,882	0	(1)
	03/2014		IDR	748,778	$		62	1	0
	04/2014		RUB	30,882			924	0	0

MSC	01/2014		BRL	6,137			2,617	16	0
	01/2014		KRW	532,924			487	0	(18)
	01/2014	$		2,630		BRL	6,137	0	(29)

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	01/2014		ZAR	2,120	$		212	$10	$0
	02/2014		BRL	5,353			2,277	27	0
	03/2014		MXN	12,340			934	0	(6)
	04/2014		PEN	140			50	0	0

RBC	01/2014		BRL	133			57	0	0
	01/2014	$		58		BRL	133	0	(1)
	02/2014		BRL	133	$		57	1	0

UAG	01/2014			1,738			740	4	0
	01/2014		CNY	1,019			166	0	(2)
	01/2014		DKK	150			27	0	(1)
	01/2014		HKD	4,465			576	0	0
	01/2014		IDR	561,584			51	5	0
	01/2014		KRW	704,119			640	0	(27)
	01/2014		MYR	2,191			665	6	(9)
	01/2014		RUB	22,402			679	0	(1)
	01/2014		TWD	35,014			1,187	12	0
	01/2014	$		742		BRL	1,738	0	(5)
	01/2014			165		CNY	1,019	3	0
	01/2014			156		HKD	1,209	0	0
	01/2014			1,174		KRW	1,237,043	0	(1)
	01/2014			126		PHP	5,590	0	0
	01/2014			444		THB	14,290	0	(10)
	01/2014			1,400		TWD	41,430	0	(10)
	02/2014		CHF	253	$		275	0	(9)
	02/2014		IDR	561,584			51	5	0
	02/2014		NOK	165			27	0	(1)
	02/2014		SEK	455			69	0	(2)
	02/2014	$		80		JPY	8,400	0	0
	04/2014		KRW	1,237,043	$		1,168	0	(2)
	04/2014		PHP	5,590			127	0	0
	04/2014		THB	14,290			441	9	0
	04/2014		TWD	41,430			1,408	15	0
	04/2014	$		42		CNY	258	0	0

Total Forward Foreign Currency Contracts								$480	$(293)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	02/28/2014	$	3,600	$64	$14
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.650%	02/28/2014		3,600	47	6
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020		2,800	49	65

CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.200%	07/29/2016		1,000	44	40

DUB	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.350%	02/28/2014		3,600	74	21

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	8.000%	04/16/2015		1,200	0	0

GST	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550%	02/28/2014		3,600	56	9

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021		2,900	115	138

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	8.000%	04/16/2015		1,400	0	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020		3,600	76	84
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021		3,600	153	171

								$678	$548

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
BPS	Call - OTC USD versus CNY	CNY	6.310	03/28/2014	$395	$3	$0

UAG	Call - OTC USD versus CNY		6.410	02/26/2014	338	1	0
	Call - OTC USD versus CNY		6.363	03/30/2015	132	2	1

						$6	$1

Total Purchased Options						$684	$549

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	15

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Volatility Portfolio (Cont.)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	5.200%	07/29/2016	$	3,700	$(46)	$(43)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.650%	03/03/2014		200	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.100%	03/03/2014		200	(2)	(3)

GLM	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	03/31/2014		1,300	(2)	(2)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400%	01/27/2014		12,600	(27)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	01/27/2014		12,600	(66)	(18)

								$(144)	$(66)

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC iTraxx Europe 20 5-Year Index	Buy	0.700%	03/19/2014	EUR	2,600	$(3)	$(7)
	Put - OTC iTraxx Europe 20 5-Year Index	Sell	1.100%	03/19/2014		2,600	(5)	(1)

JPM	Call - OTC iTraxx Europe 20 5-Year Index	Buy	0.700%	03/19/2014		1,400	(2)	(3)
	Put - OTC iTraxx Europe 20 5-Year Index	Sell	1.100%	03/19/2014		1,400	(3)	(1)

							$(13)	$(12)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
FBF	Put - OTC USD versus JPY	JPY	95.000	02/19/2014	$1,500	$(6)	$(1)

Total Written Options						$(163)	$(79)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2013:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in JPY		Premiums
Balance at 12/31/2012	29	$18,400	EUR	400	JPY	200	$(66)
Sales	5,592	64,498		9,000		0	(378)
Closing Buys	(5,556)	(13,128)		0		(200)	134
Expirations	(61)	(30,699)		(1,400)		0	113
Exercised	(4)	(6,971)		0		0	34

Balance at 12/31/2013	0	$32,100	EUR	8,000	JPY	0	$(163)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2013 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Mexico Government International Bond	1.000%	12/20/2018	0.879%	$800	$(3)	$8	$5	$0

BRC	Italy Government International Bond	1.000%	12/20/2016	1.145%	200	(1)	0	0	(1)

CBK	California State General Obligation Bonds, Series 2003	1.000%	12/20/2017	0.781%	100	(2)	3	1	0

DUB	Italy Government International Bond	1.000%	12/20/2016	1.145%	200	(1)	0	0	(1)
	Spain Government International Bond	1.000%	12/20/2016	1.058%	200	0	0	0	0
	Venezuela Government International Bond	5.000%	03/20/2015	11.626%	5	0	(1)	0	(1)

FBF	Mexico Government International Bond	1.000%	12/20/2018	0.879%	300	(1)	3	2	0

GST	Brazil Government International Bond	1.000%	12/20/2015	0.982%	200	(1)	1	0	0

JPM	Brazil Government International Bond	1.000%	12/20/2016	1.335%	1,000	(10)	1	0	(9)

MYC	Spain Government International Bond	1.000%	12/20/2016	1.058%	200	0	0	0	0

						$(19)	$15	$8	$(12)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	8.860%	01/02/2017	BRL	1,500	$16	$(54)	$0	$(38)

DUB	Pay	6-Month AUD-BBR-BBSW	4.250%	12/11/2023	AUD	500	(9)	(3)	0	(12)

FBF	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	200	1	11	12	0
	Pay	1-Year BRL-CDI	8.935%	01/02/2017	BRL	1,800	(2)	(47)	0	(49)

GLM	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	100	1	5	6	0
UAG	Pay	1-Year BRL-CDI	8.200%	01/02/2017	BRL	500	(1)	(17)	0	(18)
	Pay	1-Year BRL-CDI	8.900%	01/02/2017		1,800	(3)	(46)	0	(49)

							$3	$(151)	$18	$(166)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (4)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	KOSPI 200 Index	3,000,000	0.000%	03/13/2014	KRW	785,095	$11	$11	$0

(4)

Receive represents that the Portfolio receives monthly payments for any positive monthly return on the underlying reference. The Portfolio makes payments for any negative monthly return on such underlying reference. Pay represents that the Portfolio receives monthly payments for any negative monthly return on the underlying reference. The Portfolio makes payments for any positive monthly return on such underlying reference.

VARIANCE SWAPS

Counterparty	Pay/Receive Variance	Reference Entity	Variance Strike Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
GST	Pay	S&P 500 Index	7.156%	12/18/2015	$ 224	$0	$9	$9	$0

Total Swap Agreements						$(16)	$(116)	$46	$(178)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of December 31, 2013:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$24	$85	$16	$125	$(25)	$0	$(38)	$(63)	$62	$0	$62
BPS	1	0	0	1	0	(8)	0	(8)	(7)	0	(7)
BRC	41	0	0	41	(20)	0	(1)	(21)	20	0	20
CBK	11	40	1	52	(31)	(46)	0	(77)	(25)	0	(25)
DUB	76	21	0	97	(18)	0	(14)	(32)	65	0	65
FBF	16	0	14	30	(12)	(1)	(49)	(62)	(32)	0	(32)
GLM	11	0	6	17	(5)	(20)	0	(25)	(8)	0	(8)
GST	0	9	9	18	0	0	0	0	18	0	18
HUS	58	0	0	58	(22)	0	0	(22)	36	0	36
JPM	129	138	0	267	(26)	(4)	(9)	(39)	228	(39)	189
MSC	53	0	0	53	(53)	0	0	(53)	0	(115)	(115)
MYC	0	255	0	255	0	0	0	0	255	0	255
RBC	1	0	0	1	(1)	0	0	(1)	0	0	0
UAG	59	1	0	60	(80)	0	(67)	(147)	(87)	0	(87)

Total Over the Counter	$480	$549	$46	$1,075	$(293)	$(79)	$(178)	$(550)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default . Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	17

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Volatility Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$45	$0	$0	$45
Futures	0	0	21	0	0	21
Swap Agreements	0	0	0	0	189	189

	$0	$0	$66	$0	$189	$255

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$480	$0	$480
Purchased Options	0	0	0	1	548	549
Swap Agreements	0	8	20	0	18	46

	$0	$8	$20	$481	$566	$1,075

	$0	$8	$86	$481	$755	$1,330

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$17	$0	$13	$30
Swap Agreements	0	0	0	0	83	83

	$0	$0	$17	$0	$96	$113

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$293	$0	$293
Written Options	0	12	0	1	66	79
Swap Agreements	0	12	0	0	166	178

	$0	$24	$0	$294	$232	$550

	$0	$24	$17	$294	$328	$663

The Effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the Period Ended December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(591)	$0	$(1)	$(592)
Written Options	2	0	26	0	21	49
Futures	60	0	(410)	0	486	136
Swap Agreements	0	(6)	0	0	(1,422)	(1,428)

	$62	$(6)	$(975)	$0	$(916)	$(1,835)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$271	$0	$271
Purchased Options	0	0	56	(6)	(17)	33
Written Options	0	10	18	22	56	106
Swap Agreements	0	(11)	181	0	(654)	(484)

	$0	$(1)	$255	$287	$(615)	$(74)

	$62	$(7)	$(720)	$287	$(1,531)	$(1,909)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$86	$0	$0	$86
Written Options	0	0	(16)	0	0	(16)
Futures	(12)	0	65	0	(94)	(41)
Swap Agreements	0	(20)	0	0	(41)	(61)

	$(12)	$(20)	$135	$0	$(135)	$(32)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$250	$0	$250
Purchased Options	0	0	(6)	0	(119)	(125)
Written Options	0	0	0	6	68	74
Swap Agreements	0	22	(149)	0	(146)	(273)

	$0	$22	$(155)	$256	$(197)	$(74)

	$(12)	$2	$(20)	$256	$(332)	$(106)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$805	$0	$805
Industrials	0	109	0	109
U.S. Treasury Obligations	0	13,516	0	13,516
Asset-Backed Securities	0	159	0	159
Sovereign Issues	0	116	0	116
Common Stocks
Consumer Discretionary	72	0	0	72
Exchange-Traded Funds	7,504	0	0	7,504
Short-Term Instruments
Repurchase Agreements	0	745	0	745
U.S. Treasury Bills	0	500	0	500
	$7,576	$15,950	$0	$23,526

Investments in Affiliates, at Value
Mutual Funds	40,859	0	0	40,859
Exchange-Traded Funds	766	0	0	766
Short-Term Instruments
Central Funds Used for Cash Management Purposes	8,920	0	0	8,920
	$50,545	$0	$0	$50,545

Total Investments	$58,121	$15,950	$0	$74,071

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$21	$234	$0	$255
Over the counter	0	1,075	0	1,075
	$21	$1,309	$0	$1,330

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(30)	(83)	0	(113)
Over the counter	0	(550)	0	(550)
	$(30)	$(633)	$0	$(663)

Totals	$58,112	$16,626	$0	$74,738

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

†	All or a portion of this security is owned by PIMCO Cayman Commodity Portfolio IV, Ltd., which is a 100% owned subsidiary of the Portfolio.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	19

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Global Multi-Asset Managed Volatility Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Act, equity securities, fixed income instruments, forwards and derivatives. The Portfolio will invest in such funds, securities, instruments and other investments to the extent permitted under the Act, or any exemptive relief therefrom. The Portfolio may invest, without limitation, in any of the funds of PIMCO Funds, an affiliated open-end investment company, except the PIMCO CommoditiesPLUS® Short Strategy Fund, PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®, as well as funds of PIMCO Equity Series and PIMCO ETF Trust, affiliated open-end investment companies (“Underlying PIMCO Funds”). The Portfolio will invest either directly or indirectly (through a fund) in instruments that are economically tied to at least three countries (one of which may be the United States).

The Portfolio seeks concurrent exposure to a broad spectrum of asset classes and other investments. The Portfolio will typically invest 20% to 80% of its total assets in equity-related investments (including investment in common stock, preferred securities, equity securities of real estate investment trusts and/or investment in the Domestic Equity-Related Underlying PIMCO Funds, the International Equity-Related Underlying PIMCO Funds and the PIMCO RealEstateRealReturn Strategy Fund, an Underlying PIMCO Fund, each as more fully described in the “Description of the Underlying PIMCO Funds” in the Portfolio’s prospectus, and in other equity-related Acquired Funds as defined under Important Information About the Portfolio). With respect to its direct or indirect (through a fund) investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Portfolio may invest. The Portfolio may invest up to 25% of its total assets in commodity-related investments (including investment in the PIMCO Cayman Commodity Portfolio IV Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “GMAMV Subsidiary”), and the PIMCO CommoditiesPLUS® Short Strategy Fund, PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®, Underlying PIMCO Funds). The GMAMV Subsidiary is advised by PIMCO and primarily invests in commodity-linked derivative instruments backed by a portfolio of fixed income instruments. The GMAMV Subsidiary (unlike the Portfolio) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Portfolio may invest up to 25% of its total assets in the GMAMV Subsidiary. The Underlying PIMCO Funds and other affiliated and unaffiliated funds in which the Portfolio may invest are collectively referred to as “Acquired Funds.” The Portfolio is classified as “non-diversified” for purposes of the Act because it may invest in a limited number of Acquired Funds and other investments. However, since certain of the Acquired Funds in which the Portfolio may invest are classified as diversified for purposes of the Act, the Portfolio may indirectly diversify its portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Consolidated Statement of Operations. Paydown gains and losses on

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

mortgage-related and other asset-backed securities are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Consolidated Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid and are included in net realized gain or loss on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period and are included in net change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies on the Consolidated Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Consolidated Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Consolidated Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the

ANNUAL REPORT	DECEMBER 31, 2013	21

Notes to Financial Statements (Cont.)

NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■	Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Consolidated Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	DECEMBER 31, 2013	23

Notes to Financial Statements (Cont.)

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Exchange-Traded Funds  The Portfolio may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding.

Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. As of December 31, 2013, the Portfolio had no unfunded loan commitments.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, commercial mortgage-backed securities, asset-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

U.S. Government Agencies or Government-Sponsored Enterprises   The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

(b) Investments in Affiliates

The Portfolio may invest assets in Institutional Class or, as applicable, Class M shares of PIMCO Funds, PIMCO Equity Series and PIMCO ETF Trust, affiliated open-end investment companies. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2013 (amounts in thousands):

Underlying PIMCO Funds	Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	$0	$766	$0	$0	$0	$766	$3	$0
PIMCO Emerging Local Bond Fund	1,384	1,970	0	0	(368)	2,986	106	0
PIMCO Emerging Markets Bond Fund	125	0	(125)	5	(5)	0	0	0
PIMCO Emerging Markets Corporate Bond Fund	1,560	875	(900)	16	(103)	1,448	61	10
PIMCO EqS Pathfinder Fund®	3,431	1,938	(1,660)	108	454	4,271	64	76
PIMCO EqS® Dividend Fund	995	4,976	(685)	(1)	263	5,548	246	177
PIMCO EqS® Emerging Markets Fund	1,744	3,101	0	0	67	4,912	0	0
PIMCO EqS® Long/Short Fund	0	801	0	0	(33)	768	27	14
PIMCO Global Advantage® Strategy Bond Fund	246	0	(246)	5	(5)	0	0	0
PIMCO Global Bond Fund (Unhedged)	125	0	(124)	(4)	3	0	0	0
PIMCO Income Fund	1,554	10,025	0	0	(131)	11,448	388	14
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	178	0	(178)	2	(2)	0	0	0
PIMCO Investment Grade Corporate Bond Fund	649	1,170	0	0	(104)	1,715	58	38
PIMCO Mortgage Opportunities Fund	0	763	0	0	(5)	758	3	0
PIMCO Real Return Fund	495	518	(951)	(68)	6	0	5	0

ANNUAL REPORT	DECEMBER 31, 2013	25

Notes to Financial Statements (Cont.)

Underlying PIMCO Funds	Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
PIMCO RealEstateRealReturn Strategy Fund	$88	$8	$0	$0	$(20)	$76	$8	$0
PIMCO Short-Term Floating NAV Portfolio	5,408	57,713	(54,200)	(6)	5	8,920	13	0
PIMCO StocksPLUS® Fund	2,516	818	(2,500)	115	202	1,151	96	65
PIMCO Total Return Fund	519	713	0	0	(41)	1,191	20	5
PIMCO Unconstrained Bond Fund	3,106	3,315	(1,660)	(55)	(119)	4,587	52	4
Totals	$24,123	$89,470	$(63,229)	$117	$64	$50,545	$1,150	$403

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

of these instruments on the Consolidated Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Consolidated Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an

ANNUAL REPORT	DECEMBER 31, 2013	27

Notes to Financial Statements (Cont.)

investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Indices  The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns for the Portfolio or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will rather settle the amount of the difference between the settlement price of the underlier and the strike price directly into the Portfolio’s custody account.

Options on Exchange-Traded Funds  The Portfolio may write or purchase options on exchange-traded funds (“ETF Option”). An ETF Option uses a specified exchange-traded fund as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on sovereign or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on sovereign or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign or U.S. municipal issues as of period end are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2013 for which the Portfolio is the seller of protection are disclosed in the Notes to

ANNUAL REPORT	DECEMBER 31, 2013	29

Notes to Financial Statements (Cont.)

Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Variance Swap Agreements  The Portfolio may invest in variance swap agreements to gain or mitigate exposure to the underlying reference securities. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance, the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio may invest in shares of the Underlying PIMCO Funds or Acquired Funds, the risk of investing in the Portfolio may be closely related to the risks associated with the Underlying PIMCO Funds or Acquired Funds and their investments. The Portfolio may also invest its assets directly in stocks or bonds of other issuers and in other instruments such as forwards, options, futures contracts or swap agreements.

Investing in the Underlying PIMCO Funds or Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds or Acquired Funds.

The investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in each Portfolio is that the investment adviser will make less than optimal or poor asset allocation decisions. The investment adviser attempts to identify investment allocations for the Underlying PIMCO Funds or Acquired Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the investment adviser will focus on an Underlying PIMCO Funds or Acquired Funds that performs poorly or underperforms other Underlying PIMCO Funds or Acquired Funds under various market conditions.

The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements. As mentioned earlier in this report, the U.S. is currently experiencing historically low interest rates. This combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, the fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair the performance of the Portfolio.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio is subject to various netting arrangements, with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of

ANNUAL REPORT	DECEMBER 31, 2013	31

Notes to Financial Statements (Cont.)

different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Consolidated Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

8. BASIS FOR CONSOLIDATION OF THE PIMCO GLOBAL MULTI-ASSET MANAGED VOLATILITY PORTFOLIO

The GMAMV Subsidiary, a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the GMAMV Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the GMAMV Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the GMAMV Subsidiary, comprising the entire issued share capital of the GMAMV Subsidiary, with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the GMAMV Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the GMAMV Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the GMAMV Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of December 31, 2013 of the GMAMV Subsidiary to the Portfolio (amounts in thousands).

Date of Incorporation	02/24/2012
Subscription Agreement	03/29/2012
Portfolio Net Assets	$77,191
Subsidiary % of Portfolio Net Assets	1.9%
Subsidiary Financial Statement Information
Total assets	$1,500
Total liabilities	1
Net assets	$1,499
Total income	1
Net investment income (loss)	(13)
Net realized gain (loss)	(95)
Net change in unrealized appreciation (depreciation)	(339)
Increase (decrease) in net assets resulting from operations	$(447)

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 1.00%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.05%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of

ANNUAL REPORT	DECEMBER 31, 2013	33

Notes to Financial Statements (Cont.)

expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has contractually agreed, through May 1, 2014, to reduce total annual portfolio operating expenses for the Portfolio by waiving a portion of its Supervisory and Administrative Fee or reimbursing the Portfolio, to the extent that they would exceed, due to the payment of organizational expenses and pro rata Trustees’ Fees, the sum of such Portfolio’s Investment Advisory Fee, service fees, Supervisory and Administrative Fees and other expenses borne by the Portfolio not covered by the Supervisory and Administrative Fee as described above (other than organizational expenses and pro rata Trustees’ Fees), plus 0.49 basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of December 31, 2013, the remaining recoverable amount to PIMCO was $57,601.

(f) Acquired Fund Fees and Expenses  The Acquired Fund Fees and Expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Acquired Funds, which includes the total annual operating expenses of the Institutional Class shares of the Underlying PIMCO Funds and other funds. Acquired Fund Expenses will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2014, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO

Funds, to the extent the Portfolio’s Investment Advisory and Supervisory and Administrative Fees are greater than or equal to the Investment Advisory and Supervisory and Administrative Fees of the Underlying PIMCO Funds. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2013, the amount was $238,417.

The GMAMV Subsidiary has entered into a separate contract with PIMCO for the management of the GMAMV Subsidiary’s portfolio pursuant to which the GMAMV Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMAMV Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GMAMV Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2013, the amount was $13,409.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio, including brokerage

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2013, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$26,628	$13,479	$55,098	$29,954

13. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2013		Period from 04/27/0212 to 12/31/2012
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	5,319	$52,583	3,502	$34,785
Advisor Class	1	10	0	0
Issued as reinvestment of distributions
Administrative Class	176	1,659	56	563
Advisor Class	0	0	0	0
Cost of shares redeemed
Administrative Class	(763)	(7,485)	(18)	(174)
Advisor Class	0	0	0	0
Net increase resulting from Portfolio share transactions	4,733	$46,767	3,540	$35,174

As of December 31, 2013, one shareholder owned 10% or more of the total Portfolio’s outstanding shares comprising 91% of the Portfolio, and the shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2013, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived

ANNUAL REPORT	DECEMBER 31, 2013	35

Notes to Financial Statements (Cont.)

December 31, 2013

from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal year ending in 2012, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2013, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$—	$—	$(2,244)	$(2)	$—	$(745)	$(1,201)

(1)	Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts and ETF Securities.
(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through December 31, 2013 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2013 through December 31, 2013, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2013, the Portfolio had no accumulated capital losses.

As of December 31, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$76,178	$1,275	$(3,382)	$(2,107)

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and ETF Securities.

For the fiscal years ended December 31, 2013 and December 31, 2012, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2013	$1,059	$165	$435
12/31/2012	$563	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

36	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO Global Multi-Asset Managed Volatility Portfolio:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO Global Multi-Asset Managed Volatility Portfolio and its wholly owned subsidiary (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for the period April 27, 2012 (commencement of operations) through December 31, 2012 and for the year ended December 31, 2013, and the financial highlights for the Advisor Class for the period April 30, 2013 (commencement of Advisor Class operations) through December 31, 2013, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2014

ANNUAL REPORT	DECEMBER 31, 2013	37

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SSB	State Street Bank and Trust Co.
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	PHP	Philippine Peso
BRL	Brazilian Real	HUF	Hungarian Forint	PLN	Polish Zloty
CAD	Canadian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
CHF	Swiss Franc	INR	Indian Rupee	SEK	Swedish Krona
CLP	Chilean Peso	JPY	Japanese Yen	THB	Thai Baht
CNY	Chinese Renminbi	KRW	South Korean Won	TRY	Turkish New Lira
COP	Colombian Peso	MXN	Mexican Peso	TWD	Taiwanese Dollar
CZK	Czech Koruna	MYR	Malaysian Ringgit	USD (or $)	United States Dollar
DKK	Danish Krone	NOK	Norwegian Krone	ZAR	South African Rand
EUR	Euro	NZD	New Zealand Dollar
GBP	British Pound	PEN	Peruvian New Sol

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	OTC	Over-the-Counter

Index Abbreviations:
FRCPXTOB	France Consumer Price ex-Tobacco Index	KOSPI	Korea Composite Stock Price Index

Other Abbreviations:
BBR	Bank Bill Rate	CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate
BBSW	Bank Bill Swap Reference Rate	EURIBOR	Euro Interbank Offered Rate	SPDR	Standard & Poor’s Depository Receipts

38	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013:

18.20%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

4.52%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2013	39

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	172	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian* (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Vice President	11/2013 to Present Treasurer 08/1997 to 11/2013	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

* Effective February 3, 2014, Dr. El-Erian no longer serves as a Senior Vice President of the Trust.

ANNUAL REPORT	DECEMBER 31, 2013	41

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

42	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 12-13, 2013, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2014. The Board also considered and approved for an additional one-year term through August 31, 2014, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2014.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreement are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust and the independent Trustees.

The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 12-13, 2013 meeting. The independent Trustees also met with counsel to the Trust and the independent Trustees on August 2, 2013 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

ANNUAL REPORT	DECEMBER 31, 2013	43

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2012, including, but not limited to, undertaking significant technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2013. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2013 and other performance data, as available, for the periods ended June 30, 2013 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2013 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 12-13, 2013 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2013.

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Board noted that, for periods ending May 31, 2013, the Administrative Class of 71%, 92% and 100% of the Portfolios outperformed their Lipper category median in the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 86% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2013 (based on the performance of the Administrative Class). The Board also noted that ten of 13 Portfolios, representing 93% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2013, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $23 billion as of May 31, 2013.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expense ratios in their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the size of the assets under management with PIMCO, the manner in which similar portfolios may be managed, different requirements with

ANNUAL REPORT	DECEMBER 31, 2013	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively; had been reduced for some Portfolios over time; had been held steady for most Portfolios as assets grew, or declined in the case of some Portfolios; and continued to be competitive compared with peers. The Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. The Trustees noted that the benefits of the unified fee were apparent during the recent financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC supported the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and in return for the fees paid to RALLC by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2013	47

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT32AR_123113

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2013

PIMCO High Yield Portfolio

Share Class

■	Administrative

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	35
Glossary	36
Federal Income Tax Information	37
Management of the Trust	38
Privacy Policy	40
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	41

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2013. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

The past twelve months were marked by ongoing periods of heightened bond market volatility brought on by uncertainty around central bank monetary and fiscal policy, geopolitical concerns, and a slower than hoped for rebound in the global economy. Following a particularly bumpy third quarter, however, all financial markets completed the year along a relatively smoother path. Federal Reserve (“Fed”) Chairman Ben Bernanke laid the groundwork in September, when he clarified the Fed’s commitment to maintain its quantitative easing (“QE”) bond purchase program of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero-bound range. The nomination of Janet Yellen to the Chairmanship further helped to reassure investors that the Fed would be committed to the continuation of their accommodative policies.

As investors were made particularly aware, beginning in mid-May conditions in financial markets deteriorated rapidly as markets reacted to signals by the Fed that it might begin to slow the pace of its asset purchases. This shift in tone fueled a broad-based sell-off within fixed income assets throughout the summer, undermining market liquidity and sending yields higher across the risk spectrum.

By mid-September, however, the Fed announced its intent to delay any tapering until more convincing indicators of economic growth become apparent and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore higher) and a rally across most equity markets. The Fed also maintained the Federal Funds Rate within a narrow range of zero to 25 basis points. Into October, investors were once again kept on edge by the uncertain fiscal policy and political landscape—namely the partial shutdown of the U.S. government that began during the first week of October, the ongoing debt ceiling negotiations between the White House and Congress, and confirmation proceedings for the next Fed Chairman. Investors were relieved by the last-minute deal announced on October 17 that reached an agreement to reopen the U.S. government and raise the debt ceiling.

In November, relative calm prevailed across most fixed income markets, and equity markets continued to rally. The European Central Bank (“ECB”) reduced their main policy rate (or the interest rate at which it lends money to banks) by 25 basis points to 0.25%, likely due to their concern over lower than expected inflation and a weak global growth outlook. The Bank of England (“BOE”) unanimously voted to leave its main policy rate unchanged amid a pickup in economic growth and expectations that this would lead to an eventual decline in the U.K. unemployment rate.

Towards the latter part of December, the Fed announced that beginning in January 2014 it intends to gradually exit its bond-buying program, by reducing it from $85 billion to $75 billion spread equally across mortgage and U.S. Treasury purchases. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee (“FOMC”) provided even greater assurances that the policy rate would remain near a zero-bound range until signs of sustainable growth are more broadly evident in the U.S. economy. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

U.S. Treasuries underperformed most other developed sovereign bond markets on a hedged basis as investors reacted to the various Fed announcements regarding the tapering of their QE bond purchase program. In particular, U.S. Treasury yields rose to their highest level in late December as investors reacted to the Fed’s announcement that it would begin the reduction of its asset purchases starting in January 2014. This decision was made on the back of improving economic data, which included a lower unemployment rate, respectable monthly job reports, and improving housing fundamentals. The benchmark ten-year U.S. Treasury note yielded 3.03% at the end of the reporting period, as compared to 1.76% on December 31, 2012. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 2.02% for the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 8.61% over the period, underperforming nominal U.S. Treasuries. U.S. TIPS sold off, particularly during the second quarter of the reporting period, as the market began to price in the inevitable Fed tapering decision, which was officially announced in December. The decision by the Fed to initiate the tapering of asset purchases was validated via stronger jobs and GDP data, with continual weaker inflation data adding further pressure to U.S. TIPS valuations towards the latter part of the period. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 9.52% over the period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries even with the Fed’s announcement that it would begin to reduce its asset purchases in January 2014. The announcement, however, did lead to differentiated performance among coupons, with lower coupons underperforming, as these bonds have been the largest beneficiaries of Fed purchases. Prices for non-Agency mortgages rose on limited outstanding supply, improving risk appetite and ongoing signs of recovery in the housing sector. Commercial MBS also outperformed amid strong investor demand and a continued rebound in property valuations.

■

The U.S. investment grade credit market, as measured by the Barclays U.S. Credit Index, declined 2.01% for the period, but outperformed like-duration U.S. Treasuries as spreads tightened, ending the year at the lowest level since the global financial crisis began. This positive performance was supported by improving global growth fundamentals and continued easy monetary policy. The high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 7.42% for the period. The sector was one of the best-performing fixed income sectors, benefiting from relatively sound fundamentals and investor demand for higher yielding assets with lower interest rate sensitivity.

■

Emerging markets (“EM”) external debt underperformed U.S. Treasuries during the year and was impacted by the second quarter sell-off. Country-specific stories and the risk-on market sentiment following the Fed tapering announcement supported lower spreads in the fourth quarter, particularly in December. EM local assets particularly underperformed U.S. Treasuries during the period, as weaker EM currencies and increases in local yields weighed on overall returns.

■

Developed market equities posted strong performance in 2013, despite a period marked by considerable volatility and uncertainty around central bank policy. U.S. equities, as measured by the S&P 500 Index, returned 32.39%. Global equities, as represented by the MSCI All Country World Index Net USD and MSCI World Index, returned 22.80% and 26.68%, respectively. Emerging market equities (“EM”), as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.60%. EM equities underperformed developed market equities due to declining earnings growth and rising interest rates in the U.S. which placed pressure on local EM currencies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2014

ANNUAL REPORT	DECEMBER 31, 2013	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO High Yield Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk, operational risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

4	PIMCO VARIABLE INSURANCE TRUST

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2013 to December 31, 2013.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2013	5

PIMCO High Yield Portfolio

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

Corporate Bonds & Notes	90.3%
Short-Term Instruments	8.2%
Mortgage-Backed Securities	0.4%
U.S. Treasury Obligations	0.4%
Bank Loan Obligations	0.4%
Other	0.3%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	1 Year	5 Years	10 Years	Class Inception (04/30/1998)
PIMCO High Yield Portfolio Administrative Class	5.73%	14.93%	7.04%	6.16%
The BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index±	6.31%	16.46%	7.73%	6.62%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.75% for Administrative Class shares.

± The BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/13)	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,050.60	$1,021.42
Expenses Paid During Period†	$3.88	$3.82
Net Annualized Expense Ratio	0.75%	0.75%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO High Yield Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its total assets in securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

»	An overweight to European high yield securities added to returns as this cohort outperformed the U.S. high yield bond market over the reporting period.

»	Security selection in the chemicals sector added to returns, where certain lower quality global issuers outperformed the broader high yield bond market during the reporting period.

»	Security selection in the energy sector detracted from returns due to idiosyncratic events that led to the general underperformance of these securities during the reporting period.

»	An underweight to the banking sector detracted from returns as the industry outperformed the broader high yield bond market during the reporting period.

»	Elevated cash levels in the Portfolio detracted from returns as the high yield bond market posted strong total returns during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO High Yield Portfolio

Selected Per Share Data for the Year Ended:	12/31/2013	12/31/2012	12/31/2011	12/31/2010	12/31/2009

Administrative Class
Net asset value beginning of year	$8.06	$7.47	$7.75	$7.28	$5.66
Net investment income (a)	0.42	0.43	0.51	0.54	0.55
Net realized/unrealized gain (loss)	0.03	0.61	(0.26)	0.48	1.62
Total income from investment operations	0.45	1.04	0.25	1.02	2.17
Dividends from net investment income	(0.44)	(0.45)	(0.53)	(0.55)	(0.55)
Total distributions	(0.44)	(0.45)	(0.53)	(0.55)	(0.55)
Net asset value end of year	$8.07	$8.06	$7.47	$7.75	$7.28
Total return	5.73%	14.30%	3.34%	14.46%	40.26%
Net assets end of year (000s)	$1,155,248	$1,010,351	$748,448	$664,342	$531,066
Ratio of expenses to average net assets	0.75%	0.75%	0.75%	0.75%	0.76%
Ratio of expenses to average net assets excluding interest expense	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	5.22%	5.53%	6.68%	7.14%	8.56%
Portfolio turnover rate	41%*	43%*	68%*	64%*	181%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	7

Statement of Assets and Liabilities PIMCO High Yield Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2013

Assets:
Investments, at value
Investments in securities*	$1,096,168
Investments in Affiliates	95,903
Financial Derivative Instruments
Exchange-traded or centrally cleared	161
Over the counter	449
Deposits with counterparty	2,698
Foreign currency, at value	89
Receivable for investments sold	373
Receivable for Portfolio shares sold	593
Interest and dividends receivable	18,700
Dividends receivable from Affiliates	30
1,215,164

Liabilities:
Financial Derivative Instruments
Over the counter	$217
Payable for investments purchased	4,007
Payable for investments in Affiliates purchased	30
Deposits from counterparty	600
Payable for Portfolio shares redeemed	1,621
Overdraft due to custodian	43
Accrued investment advisory fees	255
Accrued supervisory and administrative fees	358
Accrued distribution fees	10
Accrued servicing fees	146
Reimbursement to PIMCO	17
7,304

Net Assets	$1,207,860

Net Assets Consist of:
Paid in capital	$1,156,626
Undistributed net investment income	2,793
Accumulated undistributed net realized (loss)	(2,396)
Net unrealized appreciation	50,837
$1,207,860

Net Assets:
Institutional Class	$4,848
Administrative Class	1,155,248
Advisor Class	47,764

Shares Issued and Outstanding:
Institutional Class	601
Administrative Class	143,215
Advisor Class	5,921

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$8.07
Administrative Class	8.07
Advisor Class	8.07

Cost of Investments in Securities	$1,049,712
Cost of Investments in Affiliates	$95,920
Cost of Foreign Currency Held	$89
Cost or Premiums of Financial Derivative Instruments, net	$(768)

* Includes repurchase agreements of:	$1,862

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO High Yield Portfolio

(Amounts in thousands)	Year Ended December 31, 2013

Investment Income:
Interest	$66,135
Dividends	224
Dividends from Investments in Affiliates	335
Total Income	66,694

Expenses:
Investment advisory fees	2,791
Supervisory and administrative fees	3,907
Servicing fees - Administrative Class	1,591
Distribution and/or servicing fees - Advisor Class	126
Trustees’ fees	23
Interest expense	2
Total Expenses	8,440

Net Investment Income	58,254

Net Realized Gain (Loss):
Investments in securities	11,409
Investments in Affiliates	(157)
Exchange-traded or centrally cleared financial derivative instruments	3,717
Over the counter financial derivative instruments	(1,140)
Foreign currency	209
Net Realized Gain	14,038

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(12,682)
Investments in Affiliates	124
Exchange-traded or centrally cleared financial derivative instruments	2,069
Over the counter financial derivative instruments	(171)
Net Change in Unrealized (Depreciation)	(10,660)
Net Gain	3,378

Net Increase in Net Assets Resulting from Operations	$61,632

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	9

Statements of Changes in Net Assets PIMCO High Yield Portfolio

(Amounts in thousands)	Year Ended December 31, 2013	Year Ended December 31, 2012

Increase in Net Assets from:

Operations:
Net investment income	$58,254	$53,087
Net realized gain	14,038	15,854
Net change in unrealized appreciation (depreciation)	(10,660)	55,370
Net increase resulting from operations	61,632	124,311

Distributions to Shareholders:
From net investment income
Institutional Class	(301)	(304)
Administrative Class	(57,829)	(51,949)
Advisor Class	(2,697)	(3,273)

Total Distributions	(60,827)	(55,526)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	125,117	194,833

Total Increase in Net Assets	125,922	263,618

Net Assets:
Beginning of year	1,081,938	818,320
End of year*	$1,207,860	$1,081,938

* Including undistributed net investment income of:	$2,793	$4,376

**	See note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO High Yield Portfolio

December 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 90.8%

BANK LOAN OBLIGATIONS 0.4%
Catalent Pharma Solutions, Inc.
3.669% due 09/15/2016		$982	$988
Community Health Systems, Inc.
2.419% due 07/25/2014		181	182
Darling International, Inc.
3.250% due 12/19/2020		250	253
7.250% due 04/09/2014		1,750	1,744
Gardner Denver, Inc.
4.250% due 07/30/2020		499	500
Silver II US Holdings LLC
4.000% due 12/13/2019		488	489
Sun Products Corp.
5.500% due 03/18/2020		496	471

Total Bank Loan Obligations (Cost $4,628)			4,627

CORPORATE BONDS & NOTES 89.1%

BANKING & FINANCE 9.1%
A-S Co-Issuer Subsidiary, Inc.
7.875% due 12/15/2020		1,000	1,055
Ally Financial, Inc.
3.125% due 01/15/2016		1,500	1,537
3.500% due 07/18/2016		1,000	1,034
5.500% due 02/15/2017		3,000	3,262
6.250% due 12/01/2017		3,500	3,916
6.750% due 12/01/2014		100	105
7.500% due 09/15/2020		3,500	4,091
8.000% due 03/15/2020		2,000	2,407
8.000% due 11/01/2031		1,500	1,792
8.300% due 02/12/2015		1,750	1,886
American International Group, Inc.
8.175% due 05/15/2068		1,000	1,215
Ausdrill Finance Pty. Ltd.
6.875% due 11/01/2019		500	459
Barclays Bank PLC
14.000% due 06/15/2019 (c)	GBP	1,000	2,211
Capsugel Finance Co. S.C.A.
9.875% due 08/01/2019	EUR	2,000	3,085
CBRE Services, Inc.
5.000% due 03/15/2023		$1,500	1,449
CIT Group, Inc.
4.250% due 08/15/2017		4,500	4,702
5.000% due 05/15/2017		1,000	1,073
5.000% due 08/15/2022		9,000	8,812
5.250% due 03/15/2018		2,500	2,691
5.500% due 02/15/2019		2,000	2,155
CNL Lifestyle Properties, Inc.
7.250% due 04/15/2019		1,500	1,552
Corrections Corp. of America
4.625% due 05/01/2023		2,500	2,369
Credit Agricole S.A.
8.375% due 10/13/2019 (c)		2,000	2,280
Credit Suisse AG
6.500% due 08/08/2023		750	800
Denali Borrower LLC
5.625% due 10/15/2020		3,000	2,981
E*TRADE Financial Corp.
6.000% due 11/15/2017		500	534
6.375% due 11/15/2019		2,000	2,157
6.750% due 06/01/2016		500	545
General Motors Financial Co., Inc.
2.750% due 05/15/2016		250	254
3.250% due 05/15/2018		2,000	2,005
4.250% due 05/15/2023		3,000	2,861

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HBOS PLC
6.750% due 05/21/2018		$1,000	$1,136
Hockey Merger Sub, Inc.
7.875% due 10/01/2021		1,500	1,549
International Lease Finance Corp.
6.250% due 05/15/2019		2,000	2,175
7.125% due 09/01/2018		1,750	2,034
8.625% due 09/15/2015		3,000	3,341
8.750% due 03/15/2017		2,000	2,365
Jefferies Finance LLC
7.375% due 04/01/2020		2,000	2,090
LBG Capital PLC
6.439% due 05/23/2020	EUR	500	729
7.588% due 05/12/2020	GBP	500	882
7.625% due 10/14/2020	EUR	250	371
7.867% due 12/17/2019	GBP	500	882
7.869% due 08/25/2020		1,000	1,769
7.875% due 11/01/2020		$2,500	2,716
8.000% due 06/15/2020 (c)		500	536
9.125% due 07/15/2020	GBP	500	900
11.040% due 03/19/2020		500	954
MPH Intermediate Holding Co.
8.375% due 08/01/2018		$1,000	1,044
PNK Finance Corp.
6.375% due 08/01/2021		1,000	1,028
Provident Funding Associates LP
6.750% due 06/15/2021		500	500
RBS Capital Trust
2.393% due 03/30/2014 (c)	EUR	350	439
Regions Financial Corp.
7.375% due 12/10/2037		$1,500	1,619
RHP Hotel Properties LP
5.000% due 04/15/2021		2,000	1,985
Royal Bank of Scotland Group PLC
7.640% due 09/30/2017 (c)		1,000	985
7.648% due 09/30/2031 (c)		250	264
SLM Corp.
4.875% due 06/17/2019		2,000	1,994
5.000% due 06/15/2018		450	443
8.000% due 03/25/2020		1,000	1,136
8.450% due 06/15/2018		2,000	2,337
Sophia Holding Finance LP
9.625% due 12/01/2018		250	259
Springleaf Finance Corp.
6.900% due 12/15/2017		1,000	1,098
Towergate Finance PLC
8.500% due 02/15/2018	GBP	200	352
UBS AG
7.152% due 12/21/2017 (c)	EUR	600	916
UBS Preferred Funding Trust
6.243% due 05/15/2016 (c)		$660	706
Virgin Media Secured Finance PLC
6.000% due 04/15/2021	GBP	1,000	1,710

			110,519

INDUSTRIALS 71.4%
Accudyne Industries Borrower
7.750% due 12/15/2020		$2,500	2,662
Activision Blizzard, Inc.
5.625% due 09/15/2021		1,000	1,038
6.125% due 09/15/2023		3,000	3,135
ADT Corp.
3.500% due 07/15/2022		3,000	2,612
4.875% due 07/15/2042		750	564
6.250% due 10/15/2021		2,000	2,102
Aguila S.A.
7.875% due 01/31/2018		2,500	2,662

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Air Medical Group Holdings, Inc.
9.250% due 11/01/2018		$1,800	$1,953
Albea Beauty Holdings S.A.
8.375% due 11/01/2019		1,000	1,045
Alere, Inc.
8.625% due 10/01/2018		2,500	2,712
Aleris International, Inc.
7.625% due 02/15/2018		3,000	3,191
7.875% due 11/01/2020		750	801
Algeco Scotsman Global Finance PLC
8.500% due 10/15/2018		2,250	2,447
Allegion U.S. Holding Co., Inc.
5.750% due 10/01/2021		1,000	1,045
Alliance Data Systems Corp.
6.375% due 04/01/2020		1,250	1,316
Allison Transmission, Inc.
7.125% due 05/15/2019		1,000	1,083
Alphabet Holding Co., Inc.
7.750% due 11/01/2017 (b)		1,000	1,033
AMC Networks, Inc.
4.750% due 12/15/2022		5,000	4,787
7.750% due 07/15/2021		600	678
American Builders & Contractors Supply Co., Inc.
5.625% due 04/15/2021		1,250	1,259
Antero Resources Finance Corp.
5.375% due 11/01/2021		750	758
6.000% due 12/01/2020		1,000	1,055
7.250% due 08/01/2019		650	702
ARAMARK Corp.
5.750% due 03/15/2020		2,000	2,100
ArcelorMittal
4.250% due 08/05/2015		2,000	2,077
Arch Coal, Inc.
7.000% due 06/15/2019		750	600
7.250% due 10/01/2020		250	196
7.250% due 06/15/2021		1,000	770
8.000% due 01/15/2019		500	500
ARD Finance S.A.
11.125% due 06/01/2018 (b)		658	707
Ardagh Packaging Finance PLC
4.875% due 11/15/2022		1,000	995
7.000% due 11/15/2020		500	508
7.375% due 10/15/2017		1,000	1,079
9.250% due 10/15/2020	EUR	2,000	3,002
Arqiva Broadcast Finance PLC
9.500% due 03/31/2020	GBP	1,000	1,846
Ashland, Inc.
3.875% due 04/15/2018		$750	763
4.750% due 08/15/2022		4,000	3,820
6.875% due 05/15/2043		750	713
Ashtead Capital, Inc.
6.500% due 07/15/2022		1,000	1,071
Associated Materials LLC
9.125% due 11/01/2017		1,500	1,609
Atwood Oceanics, Inc.
6.500% due 02/01/2020		250	268
Avaya, Inc.
7.000% due 04/01/2019		1,500	1,478
Avis Budget Car Rental LLC
2.996% due 12/01/2017		750	758
Axiall Corp.
4.875% due 05/15/2023		250	237
B&G Foods, Inc.
4.625% due 06/01/2021		2,000	1,925
B/E Aerospace, Inc.
5.250% due 04/01/2022		3,000	3,060
6.875% due 10/01/2020		1,000	1,103

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	11

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ball Corp.
4.000% due 11/15/2023		$2,500	$2,250
BC Mountain LLC
7.000% due 02/01/2021		1,000	1,015
Beazer Homes USA, Inc.
6.625% due 04/15/2018		1,000	1,078
Belden, Inc.
5.500% due 09/01/2022		2,000	1,970
Berry Plastics Corp.
9.500% due 05/15/2018		1,500	1,616
9.750% due 01/15/2021		2,000	2,325
Beverage Packaging Holdings Luxembourg S.A.
5.625% due 12/15/2016		1,500	1,534
BI-LO LLC
9.250% due 02/15/2019		1,000	1,110
Biomet, Inc.
6.500% due 08/01/2020		7,500	7,912
6.500% due 10/01/2020		5,000	5,175
BlueScope Steel Finance Ltd.
7.125% due 05/01/2018		1,000	1,053
BMC Software Finance, Inc.
8.125% due 07/15/2021		700	725
Boise Cascade Co.
6.375% due 11/01/2020		750	793
Bristow Group, Inc.
6.250% due 10/15/2022		400	424
Building Materials Corp. of America
6.750% due 05/01/2021		2,000	2,170
6.875% due 08/15/2018		250	267
7.000% due 02/15/2020		900	972
7.500% due 03/15/2020		500	543
Bumble Bee Holdings, Inc.
9.000% due 12/15/2017		1,394	1,533
Cablevision Systems Corp.
5.875% due 09/15/2022		2,000	1,925
8.000% due 04/15/2020		1,000	1,123
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020		1,500	1,448
Calcipar S.A.
6.875% due 05/01/2018		500	533
Capella Healthcare, Inc.
9.250% due 07/01/2017		1,750	1,868
Capsugel S.A.
7.000% due 05/15/2019		2,000	2,041
Carlson Wagonlit BV
6.875% due 06/15/2019		750	782
7.500% due 06/15/2019	EUR	250	373
Case New Holland, Inc.
7.875% due 12/01/2017		$1,250	1,481
Catalent Pharma Solutions, Inc.
7.875% due 10/15/2018		1,000	1,020
CCO Holdings LLC
5.125% due 02/15/2023		2,000	1,865
5.250% due 09/30/2022		5,000	4,694
5.750% due 09/01/2023		2,750	2,619
6.500% due 04/30/2021		1,000	1,033
6.625% due 01/31/2022		1,000	1,035
Celanese U.S. Holdings LLC
4.625% due 11/15/2022		1,000	961
Cemex S.A.B. de C.V.
9.000% due 01/11/2018		2,500	2,756
Cequel Communications Holdings LLC
5.125% due 12/15/2021		3,000	2,827
6.375% due 09/15/2020		1,650	1,699
Ceridian Corp.
8.875% due 07/15/2019		250	289

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CGG S.A.
6.500% due 06/01/2021		$1,000	$1,030
9.500% due 05/15/2016		851	900
CHC Helicopter S.A.
9.250% due 10/15/2020		2,500	2,706
Chemtura Corp.
5.750% due 07/15/2021		1,500	1,528
Chesapeake Energy Corp.
5.750% due 03/15/2023		5,000	5,175
9.500% due 02/15/2015		2,000	2,177
Churchill Downs, Inc.
5.375% due 12/15/2021		250	255
Cimarex Energy Co.
5.875% due 05/01/2022		500	533
Cinemark USA, Inc.
5.125% due 12/15/2022		1,000	973
Clean Harbors, Inc.
5.125% due 06/01/2021		1,500	1,522
5.250% due 08/01/2020		1,000	1,035
Clear Channel Communications, Inc.
9.000% due 03/01/2021		1,500	1,522
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		3,500	3,585
7.625% due 03/15/2020		4,000	4,225
CNH Capital LLC
3.625% due 04/15/2018		2,000	2,037
3.875% due 11/01/2015		1,000	1,038
Coeur Mining, Inc.
7.875% due 02/01/2021		1,000	1,020
Columbus McKinnon Corp.
7.875% due 02/01/2019		250	271
CommScope, Inc.
8.250% due 01/15/2019		2,200	2,423
Community Health Systems, Inc.
5.125% due 08/15/2018		1,000	1,035
7.125% due 07/15/2020		2,000	2,077
8.000% due 11/15/2019		3,500	3,815
Concho Resources, Inc.
5.500% due 04/01/2023		500	518
6.500% due 01/15/2022		1,750	1,903
7.000% due 01/15/2021		750	829
CONSOL Energy, Inc.
8.000% due 04/01/2017		1,000	1,058
8.250% due 04/01/2020		3,000	3,262
Constellation Brands, Inc.
4.250% due 05/01/2023		5,000	4,675
6.000% due 05/01/2022		1,000	1,073
7.250% due 05/15/2017		1,000	1,168
Continental Airlines Pass-Through Trust
7.373% due 06/15/2017		80	85
Continental Resources, Inc.
4.500% due 04/15/2023		1,500	1,522
5.000% due 09/15/2022		500	520
7.125% due 04/01/2021		400	456
7.375% due 10/01/2020		250	283
8.250% due 10/01/2019		50	55
ConvaTec Finance International S.A.
8.250% due 01/15/2019		4,000	4,105
ConvaTec Healthcare E S.A.
10.500% due 12/15/2018		3,000	3,379
Crown Americas LLC
4.500% due 01/15/2023		3,000	2,820
Crown Castle International Corp.
5.250% due 01/15/2023		5,000	4,925
7.125% due 11/01/2019		500	541
Crown European Holdings S.A.
7.125% due 08/15/2018	EUR	175	257

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CSC Holdings LLC
7.625% due 07/15/2018	$2,000	$2,297
7.875% due 02/15/2018	3,000	3,442
8.625% due 02/15/2019	1,000	1,178
CST Brands, Inc.
5.000% due 05/01/2023	1,250	1,213
Darling Escrow Corp.
5.375% due 01/15/2022 (a)	2,000	2,017
DaVita HealthCare Partners, Inc.
5.750% due 08/15/2022	5,000	5,087
6.375% due 11/01/2018	1,000	1,052
6.625% due 11/01/2020	2,000	2,155
Del Monte Corp.
7.625% due 02/15/2019	4,000	4,165
Denbury Resources, Inc.
4.625% due 07/15/2023	1,000	908
8.250% due 02/15/2020	2,000	2,212
Digicel Group Ltd.
8.250% due 09/30/2020	1,000	1,041
10.500% due 04/15/2018	1,000	1,075
Digicel Ltd.
6.000% due 04/15/2021	1,000	968
8.250% due 09/01/2017	3,000	3,135
DigitalGlobe, Inc.
5.250% due 02/01/2021	1,750	1,715
DineEquity, Inc.
9.500% due 10/30/2018	3,000	3,345
DISH DBS Corp.
5.000% due 03/15/2023	5,000	4,687
5.125% due 05/01/2020	500	503
5.875% due 07/15/2022	5,000	5,025
6.750% due 06/01/2021	1,000	1,065
7.125% due 02/01/2016	2,000	2,220
7.750% due 05/31/2015	1,000	1,088
7.875% due 09/01/2019	2,500	2,869
DJO Finance LLC
7.750% due 04/15/2018	3,500	3,579
9.750% due 10/15/2017	500	511
Dresser-Rand Group, Inc.
6.500% due 05/01/2021	750	803
Eagle Spinco, Inc.
4.625% due 02/15/2021	3,500	3,443
Easton-Bell Sports, Inc.
9.750% due 12/01/2016	1,000	1,049
El Paso LLC
7.250% due 06/01/2018	500	573
7.750% due 01/15/2032	500	509
7.800% due 08/01/2031	1,150	1,170
8.050% due 10/15/2030	780	793
Endo Finance Co.
5.750% due 01/15/2022	3,500	3,526
Endo Health Solutions, Inc.
7.000% due 07/15/2019	1,500	1,612
7.000% due 12/15/2020	1,500	1,612
7.250% due 01/15/2022	1,250	1,344
Enterprise Products Operating LLC
8.375% due 08/01/2066	1,000	1,109
Envision Healthcare Corp.
8.125% due 06/01/2019	975	1,062
Era Group, Inc.
7.750% due 12/15/2022	750	776
First Data Corp.
6.750% due 11/01/2020	3,500	3,657
8.250% due 01/15/2021	4,000	4,275
12.625% due 01/15/2021	500	589
First Quality Finance Co., Inc.
4.625% due 05/15/2021	2,500	2,387

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Florida East Coast Railway Corp.
8.125% due 02/01/2017	$600	$629
FMG Resources Pty. Ltd.
6.875% due 04/01/2022	2,000	2,190
8.250% due 11/01/2019	2,500	2,816
Ford Motor Co.
9.215% due 09/15/2021	200	255
Forest Laboratories, Inc.
5.000% due 12/15/2021	3,000	3,019
Forest Oil Corp.
7.250% due 06/15/2019	788	771
FQM Akubra, Inc.
7.500% due 06/01/2021	1,000	1,050
8.750% due 06/01/2020	1,500	1,635
Fresenius Medical Care U.S. Finance, Inc.
5.625% due 07/31/2019	1,250	1,356
5.875% due 01/31/2022	1,250	1,325
Fresenius U.S. Finance, Inc.
9.000% due 07/15/2015	775	860
Gardner Denver, Inc.
6.875% due 08/15/2021	5,000	5,012
GenCorp, Inc.
7.125% due 03/15/2021	1,000	1,075
General Cable Corp.
6.500% due 10/01/2022	1,250	1,231
Geo Group, Inc.
5.125% due 04/01/2023	500	465
Gibraltar Industries, Inc.
6.250% due 02/01/2021	750	774
GLP Capital LP
5.375% due 11/01/2023	1,000	988
Goodyear Tire & Rubber Co.
8.250% due 08/15/2020	1,000	1,123
Graphic Packaging International, Inc.
4.750% due 04/15/2021	2,500	2,481
7.875% due 10/01/2018	1,000	1,089
Griffey Intermediate, Inc.
7.000% due 10/15/2020	2,000	1,605
Griffon Corp.
7.125% due 04/01/2018	1,000	1,065
Grifols, Inc.
8.250% due 02/01/2018	1,500	1,601
H&E Equipment Services, Inc.
7.000% due 09/01/2022	750	821
Hawk Acquisition Sub, Inc.
4.250% due 10/15/2020	5,500	5,335
HCA Holdings, Inc.
6.250% due 02/15/2021	4,000	4,195
7.750% due 05/15/2021	1,500	1,642
HCA, Inc.
4.750% due 05/01/2023	5,000	4,712
5.875% due 05/01/2023	1,750	1,732
6.500% due 02/15/2020	2,500	2,753
7.190% due 11/15/2015	180	197
7.250% due 09/15/2020	2,975	3,250
7.500% due 02/15/2022	4,000	4,400
8.000% due 10/01/2018	3,500	4,143
8.500% due 04/15/2019	1,500	1,594
HD Supply, Inc.
7.500% due 07/15/2020	5,000	5,412
8.125% due 04/15/2019	3,000	3,356
11.000% due 04/15/2020	2,500	2,975
11.500% due 07/15/2020	1,250	1,495
Headwaters, Inc.
7.625% due 04/01/2019	2,000	2,165
Health Management Associates, Inc.
7.375% due 01/15/2020	2,500	2,809

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Healthcare Technology Intermediate, Inc.
7.375% due 09/01/2018		$1,000	$1,045
Hecla Mining Co.
6.875% due 05/01/2021		500	483
Hertz Corp.
5.875% due 10/15/2020		500	521
6.250% due 10/15/2022		500	519
6.750% due 04/15/2019		3,000	3,247
7.375% due 01/15/2021		1,500	1,654
Hexion U.S. Finance Corp.
6.625% due 04/15/2020		1,500	1,545
8.875% due 02/01/2018		2,500	2,609
9.000% due 11/15/2020		2,000	2,005
Hiland Partners LP
7.250% due 10/01/2020		500	539
Hilton Worldwide Finance LLC
5.625% due 10/15/2021		3,500	3,638
HJ Heinz Finance Co.
7.125% due 08/01/2039		1,500	1,549
Hologic, Inc.
6.250% due 08/01/2020		2,000	2,120
Hospira, Inc.
5.200% due 08/12/2020		500	519
5.800% due 08/12/2023		1,000	1,033
Host Hotels & Resorts LP
5.250% due 03/15/2022		1,000	1,043
6.000% due 10/01/2021		2,000	2,178
Hughes Satellite Systems Corp.
6.500% due 06/15/2019		500	544
7.625% due 06/15/2021		1,000	1,120
Huntington Ingalls Industries, Inc.
6.875% due 03/15/2018		1,000	1,085
Huntsman International LLC
4.875% due 11/15/2020		2,500	2,475
8.625% due 03/15/2021		4,000	4,540
IASIS Healthcare LLC
8.375% due 05/15/2019		4,000	4,260
Igloo Holdings Corp.
8.250% due 12/15/2017 (b)		600	612
Immucor, Inc.
11.125% due 08/15/2019		1,000	1,130
IMS Health, Inc.
6.000% due 11/01/2020		2,000	2,130
Ineos Finance PLC
7.500% due 05/01/2020		2,000	2,202
INEOS Group Holdings S.A.
6.125% due 08/15/2018		1,500	1,511
6.500% due 08/15/2018	EUR	1,500	2,120
Infor U.S., Inc.
9.375% due 04/01/2019		$250	283
Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023		4,000	3,820
6.625% due 12/15/2022		500	518
7.250% due 04/01/2019		1,500	1,627
7.250% due 10/15/2020		4,250	4,670
7.500% due 04/01/2021		3,500	3,876
Intelsat Luxembourg S.A.
6.750% due 06/01/2018		250	267
7.750% due 06/01/2021		1,500	1,614
8.125% due 06/01/2023		2,000	2,152
Interactive Data Corp.
10.250% due 08/01/2018		1,500	1,652
Interline Brands, Inc.
7.500% due 11/15/2018		500	531
10.000% due 11/15/2018 (b)		250	274
inVentiv Health, Inc.
11.000% due 08/15/2018		250	223

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Iron Mountain, Inc.
5.750% due 08/15/2024	$1,000	$933
Jaguar Holding Co.
9.375% due 10/15/2017 (b)	500	531
9.500% due 12/01/2019	1,000	1,130
Jaguar Land Rover Automotive PLC
4.125% due 12/15/2018	2,500	2,528
7.750% due 05/15/2018	750	811
8.125% due 05/15/2021	2,000	2,285
Jarden Corp.
7.500% due 05/01/2017	1,500	1,744
JMC Steel Group
8.250% due 03/15/2018	2,000	2,025
Kinetic Concepts, Inc.
10.500% due 11/01/2018	2,500	2,887
Kodiak Oil & Gas Corp.
5.500% due 01/15/2021	500	501
L Brands, Inc.
5.625% due 02/15/2022	1,000	1,028
Lamar Media Corp.
5.000% due 05/01/2023	1,000	955
5.875% due 02/01/2022	500	515
Land O’ Lakes, Inc.
6.000% due 11/15/2022	1,000	1,035
Laredo Petroleum, Inc.
9.500% due 02/15/2019	1,500	1,684
Lear Corp.
4.750% due 01/15/2023	1,000	943
Lender Processing Services, Inc.
5.750% due 04/15/2023	750	780
Levi Strauss & Co.
7.625% due 05/15/2020	1,000	1,103
Lightstream Resources Ltd.
8.625% due 02/01/2020	1,500	1,523
Live Nation Entertainment, Inc.
7.000% due 09/01/2020	1,000	1,090
LKQ Corp.
4.750% due 05/15/2023	1,000	933
Logan’s Roadhouse, Inc.
10.750% due 10/15/2017	1,000	748
Mallinckrodt International Finance S.A.
4.750% due 04/15/2023	2,000	1,846
Manitowoc Co., Inc.
5.875% due 10/15/2022	1,000	1,015
8.500% due 11/01/2020	3,000	3,420
9.500% due 02/15/2018	1,000	1,056
Masonite International Corp.
8.250% due 04/15/2021	2,500	2,762
McClatchy Co.
9.000% due 12/15/2022	1,500	1,657
MCE Finance Ltd.
5.000% due 02/15/2021	3,500	3,421
MGM Resorts International
6.625% due 12/15/2021	5,000	5,294
6.750% due 10/01/2020	3,000	3,217
6.875% due 04/01/2016	450	497
7.500% due 06/01/2016	1,500	1,687
7.625% due 01/15/2017	2,000	2,285
7.750% due 03/15/2022	2,000	2,245
8.625% due 02/01/2019	1,500	1,766
Michael Foods Group, Inc.
9.750% due 07/15/2018	2,000	2,185
Michaels Stores, Inc.
7.750% due 11/01/2018	1,500	1,635
Momentive Performance Materials, Inc.
8.875% due 10/15/2020	750	793

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	13

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mueller Water Products, Inc.
8.750% due 09/01/2020		$440	$495
MultiPlan, Inc.
9.875% due 09/01/2018		1,750	1,934
Murphy Oil USA, Inc.
6.000% due 08/15/2023		1,250	1,263
Nara Cable Funding Ltd.
8.875% due 12/01/2018	EUR	500	749
8.875% due 12/01/2018		$2,250	2,430
NBTY, Inc.
9.000% due 10/01/2018		1,500	1,652
NCR Corp.
4.625% due 02/15/2021		1,500	1,444
5.000% due 07/15/2022		2,000	1,912
NCR Escrow Corp.
5.875% due 12/15/2021		500	512
6.375% due 12/15/2023		500	513
NeuStar, Inc.
4.500% due 01/15/2023		400	363
Newfield Exploration Co.
6.875% due 02/01/2020		1,050	1,130
7.125% due 05/15/2018		1,075	1,119
Nielsen Co. Luxembourg SARL
5.500% due 10/01/2021		2,000	2,035
Nielsen Finance LLC
4.500% due 10/01/2020		2,500	2,444
7.750% due 10/15/2018		2,500	2,712
Nokia OYJ
5.375% due 05/15/2019		1,000	1,043
Nortek, Inc.
8.500% due 04/15/2021		1,000	1,113
Novelis, Inc.
8.375% due 12/15/2017		2,000	2,139
8.750% due 12/15/2020		4,500	5,029
NXP BV
5.750% due 03/15/2023		2,000	2,040
Oasis Petroleum, Inc.
6.500% due 11/01/2021		1,000	1,075
6.875% due 03/15/2022		1,000	1,065
6.875% due 01/15/2023		1,000	1,070
OGX Austria GmbH
8.500% due 06/01/2018 ^		3,000	255
Orion Engineered Carbons Bondco GmbH
9.625% due 06/15/2018		1,349	1,497
Orion Engineered Carbons Finance & Co. S.C.A.
9.250% due 08/01/2019 (b)		1,000	1,050
Oshkosh Corp.
8.250% due 03/01/2017		175	184
8.500% due 03/01/2020		175	194
Party City Holdings, Inc.
8.875% due 08/01/2020		1,500	1,687
Peabody Energy Corp.
6.000% due 11/15/2018		1,250	1,338
6.250% due 11/15/2021		2,500	2,537
Penn National Gaming, Inc.
5.875% due 11/01/2021		1,500	1,485
Penske Automotive Group, Inc.
5.750% due 10/01/2022		500	514
Perstorp Holding AB
8.750% due 05/15/2017		3,000	3,240
11.000% due 08/15/2017		1,250	1,338
Petco Animal Supplies, Inc.
9.250% due 12/01/2018		2,500	2,694
Petco Holdings, Inc.
8.500% due 10/15/2017 (b)		2,000	2,050
PHH Corp.
6.375% due 08/15/2021		750	754

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.250% due 03/01/2016	$500	$571
Pilgrim’s Pride Corp.
7.875% due 12/15/2018	1,000	1,095
Pinnacle Entertainment, Inc.
7.500% due 04/15/2021	3,000	3,270
7.750% due 04/01/2022	1,000	1,095
Pinnacle Foods Finance LLC
4.875% due 05/01/2021	3,000	2,850
Pinnacle Operating Corp.
9.000% due 11/15/2020	350	372
Plains Exploration & Production Co.
6.125% due 06/15/2019	2,000	2,188
6.750% due 02/01/2022	1,000	1,102
6.875% due 02/15/2023	750	840
Ply Gem Industries, Inc.
8.250% due 02/15/2018	2,238	2,395
Polymer Group, Inc.
7.750% due 02/01/2019	1,000	1,071
Polypore International, Inc.
7.500% due 11/15/2017	1,500	1,589
Post Holdings, Inc.
6.750% due 12/01/2021	2,500	2,594
7.375% due 02/15/2022	2,000	2,150
Precision Drilling Corp.
6.500% due 12/15/2021	1,000	1,070
Prestige Brands, Inc.
5.375% due 12/15/2021	1,250	1,269
8.125% due 02/01/2020	500	563
PVH Corp.
4.500% due 12/15/2022	3,000	2,857
7.375% due 05/15/2020	1,750	1,936
Quebecor Media, Inc.
7.750% due 03/15/2016	323	328
Radiation Therapy Services, Inc.
9.875% due 04/15/2017	750	664
Rain CII Carbon LLC
8.000% due 12/01/2018	1,000	1,040
8.250% due 01/15/2021	1,000	1,025
Range Resources Corp.
5.000% due 08/15/2022	1,500	1,481
5.000% due 03/15/2023	1,000	983
5.750% due 06/01/2021	500	533
6.750% due 08/01/2020	750	816
Regency Energy Partners LP
4.500% due 11/01/2023	1,000	915
5.500% due 04/15/2023	1,000	980
6.875% due 12/01/2018	1,125	1,212
Rexel S.A.
6.125% due 12/15/2019	1,000	1,050
Reynolds Group Issuer, Inc.
5.750% due 10/15/2020	5,000	5,125
6.875% due 02/15/2021	1,500	1,624
7.125% due 04/15/2019	1,250	1,338
7.875% due 08/15/2019	1,000	1,110
8.250% due 02/15/2021	3,000	3,217
8.500% due 05/15/2018	1,175	1,246
9.000% due 04/15/2019	2,000	2,155
9.875% due 08/15/2019	4,000	4,470
Rockies Express Pipeline LLC
5.625% due 04/15/2020	1,000	893
6.000% due 01/15/2019	750	698
Rockwood Specialties Group, Inc.
4.625% due 10/15/2020	2,500	2,566
Ryerson, Inc.
9.000% due 10/15/2017	750	796
Ryland Group, Inc.
5.375% due 10/01/2022	1,000	955

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		$750	$737
5.625% due 04/15/2023		1,500	1,410
Sable International Finance Ltd.
8.750% due 02/01/2020		1,000	1,130
Salix Pharmaceuticals Ltd.
6.000% due 01/15/2021		1,500	1,541
Sally Holdings LLC
5.750% due 06/01/2022		1,500	1,567
6.875% due 11/15/2019		550	611
Samson Investment Co.
10.500% due 02/15/2020		3,000	3,285
SandRidge Energy, Inc.
7.500% due 03/15/2021		1,500	1,579
7.500% due 02/15/2023		1,000	1,020
8.125% due 10/15/2022		1,000	1,065
Sappi Papier Holding GmbH
6.625% due 04/15/2021		1,000	990
7.750% due 07/15/2017		750	825
SBA Communications Corp.
5.625% due 10/01/2019		500	518
SBA Telecommunications, Inc.
5.750% due 07/15/2020		1,000	1,045
Schaeffler Finance BV
4.750% due 05/15/2021		3,000	3,007
7.750% due 02/15/2017		1,000	1,140
7.750% due 02/15/2017	EUR	2,500	3,992
8.500% due 02/15/2019		$2,500	2,825
8.750% due 02/15/2019	EUR	1,500	2,350
Schaeffler Holding Finance BV
6.875% due 08/15/2018		$3,500	3,727
Scientific Games International, Inc.
6.250% due 09/01/2020		1,250	1,288
Scotts Miracle-Gro Co.
6.625% due 12/15/2020		500	541
7.250% due 01/15/2018		150	157
Sealed Air Corp.
5.250% due 04/01/2023		1,000	978
8.125% due 09/15/2019		2,000	2,255
8.375% due 09/15/2021		2,000	2,280
Sensata Technologies BV
4.875% due 10/15/2023		1,500	1,418
6.500% due 05/15/2019		1,500	1,616
Serta Simmons Holdings LLC
8.125% due 10/01/2020		1,000	1,093
ServiceMaster Co.
7.000% due 08/15/2020		3,500	3,487
8.000% due 02/15/2020		1,000	1,025
Sinclair Television Group, Inc.
5.375% due 04/01/2021		1,000	990
6.125% due 10/01/2022		1,000	1,015
6.375% due 11/01/2021		500	520
SIWF Merger Sub, Inc.
6.250% due 06/01/2021		1,500	1,517
Smithfield Foods, Inc.
6.625% due 08/15/2022		4,000	4,260
Smurfit Kappa Treasury Funding Ltd.
7.500% due 11/20/2025		500	549
Softbank Corp.
4.500% due 04/15/2020		3,000	2,940
Sonat, Inc.
7.000% due 02/01/2018		500	545
Sophia LP
9.750% due 01/15/2019		2,000	2,225
Spectrum Brands Escrow Corp.
6.375% due 11/15/2020		500	535
6.625% due 11/15/2022		2,500	2,666

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SPX Corp.
6.875% due 09/01/2017		$750	$851
Starz LLC
5.000% due 09/15/2019		1,500	1,541
Steel Dynamics, Inc.
6.125% due 08/15/2019		500	544
6.375% due 08/15/2022		500	543
7.625% due 03/15/2020		1,500	1,633
STHI Holding Corp.
8.000% due 03/15/2018		2,000	2,150
Suburban Propane Partners LP
7.375% due 03/15/2020		275	296
7.375% due 08/01/2021		182	199
7.500% due 10/01/2018		844	909
Sun Products Corp.
7.750% due 03/15/2021		1,500	1,328
SunGard Data Systems, Inc.
6.625% due 11/01/2019		1,000	1,055
7.375% due 11/15/2018		1,500	1,592
7.625% due 11/15/2020		1,500	1,642
Sunrise Communications Holdings S.A.
8.500% due 12/31/2018	EUR	500	753
Sunrise Communications International S.A.
5.625% due 12/31/2017	CHF	500	586
7.000% due 12/31/2017	EUR	475	691
Syniverse Holdings, Inc.
9.125% due 01/15/2019		$1,000	1,098
T-Mobile USA, Inc.
6.731% due 04/28/2022		2,500	2,616
6.836% due 04/28/2023		2,000	2,082
Taminco Global Chemical Corp.
9.750% due 03/31/2020		1,500	1,710
Tempur Sealy International, Inc.
6.875% due 12/15/2020		1,000	1,095
Tenet Healthcare Corp.
4.375% due 10/01/2021		2,000	1,890
4.500% due 04/01/2021		6,000	5,707
6.000% due 10/01/2020		1,000	1,046
8.000% due 08/01/2020		2,500	2,722
8.125% due 04/01/2022		1,000	1,080
Terex Corp.
6.000% due 05/15/2021		1,100	1,143
Tesoro Logistics LP
5.875% due 10/01/2020		500	514
TMS International Corp.
7.625% due 10/15/2021		500	535
Tomkins LLC
9.000% due 10/01/2018		1,577	1,735
TransDigm, Inc.
5.500% due 10/15/2020		3,000	2,947
7.750% due 12/15/2018		3,000	3,232
TransUnion Holding Co., Inc.
8.125% due 06/15/2018 (b)		1,500	1,590
9.625% due 06/15/2018		500	540
TransUnion LLC
11.375% due 06/15/2018		2,000	2,190
TreeHouse Foods, Inc.
7.750% due 03/01/2018		750	788
Trinseo Materials Operating S.C.A.
8.750% due 02/01/2019		2,500	2,594
Triumph Group, Inc.
4.875% due 04/01/2021		1,000	975
Tronox Finance LLC
6.375% due 08/15/2020		1,000	1,025
TRW Automotive, Inc.
4.500% due 03/01/2021		1,000	1,015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. Coatings Acquisition, Inc.
7.375% due 05/01/2021		$1,000	$1,071
United Rentals North America, Inc.
6.125% due 06/15/2023		350	357
7.375% due 05/15/2020		1,000	1,114
7.625% due 04/15/2022		2,250	2,512
8.250% due 02/01/2021		1,500	1,699
8.375% due 09/15/2020		1,500	1,680
Unitymedia Hessen GmbH & Co. KG
5.500% due 09/15/2022	EUR	2,000	2,841
5.500% due 01/15/2023		$2,000	1,950
5.750% due 01/15/2023	EUR	1,500	2,136
7.500% due 03/15/2019		750	1,127
7.500% due 03/15/2019		$500	546
Unitymedia KabelBW GmbH
9.500% due 03/15/2021	EUR	300	481
Univision Communications, Inc.
5.125% due 05/15/2023		$1,000	1,004
6.750% due 09/15/2022		1,500	1,650
6.875% due 05/15/2019		3,000	3,221
7.875% due 11/01/2020		1,750	1,932
8.500% due 05/15/2021		2,500	2,762
UPC Holding BV
6.375% due 09/15/2022	EUR	2,000	2,841
6.750% due 03/15/2023		1,000	1,414
6.750% due 03/15/2023	CHF	1,000	1,150
8.375% due 08/15/2020	EUR	1,250	1,900
UPCB Finance Ltd.
7.250% due 11/15/2021		$2,500	2,725
USG Corp.
5.875% due 11/01/2021		2,500	2,603
8.375% due 10/15/2018		1,500	1,639
Valeant Pharmaceuticals International, Inc.
5.625% due 12/01/2021		2,500	2,519
6.375% due 10/15/2020		1,000	1,059
6.750% due 08/15/2021		2,000	2,130
6.875% due 12/01/2018		1,000	1,075
7.000% due 10/01/2020		2,500	2,706
7.250% due 07/15/2022		3,000	3,244
7.500% due 07/15/2021		2,000	2,205
VeriSign, Inc.
4.625% due 05/01/2023		2,000	1,920
Videotron Ltd.
9.125% due 04/15/2018		234	246
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
7.748% due 02/02/2021		1,250	1,361
VWR Funding, Inc.
7.250% due 09/15/2017		2,000	2,155
Warner Chilcott Co. LLC
7.750% due 09/15/2018		3,000	3,262
WESCO Distribution, Inc.
5.375% due 12/15/2021		500	501
Whiting Petroleum Corp.
5.750% due 03/15/2021		3,500	3,631
Wind Acquisition Finance S.A.
7.250% due 02/15/2018		3,000	3,172
Windstream Corp.
7.750% due 10/15/2020		1,000	1,066
7.750% due 10/01/2021		500	533
8.125% due 09/01/2018		1,000	1,080
Wise Metals Group LLC
8.750% due 12/15/2018		1,050	1,110
Wolverine World Wide, Inc.
6.125% due 10/15/2020		500	538
Wynn Las Vegas LLC
4.250% due 05/30/2023		500	469

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.375% due 03/15/2022	$2,500	$2,537
7.750% due 08/15/2020	1,500	1,691
Wynn Macau Ltd.
5.250% due 10/15/2021	1,250	1,255
Zayo Group LLC
8.125% due 01/01/2020	750	825

		862,482

UTILITIES 8.6%
Access Midstream Partners LP
4.875% due 05/15/2023	1,500	1,455
6.125% due 07/15/2022	500	538
AES Corp.
7.375% due 07/01/2021	3,000	3,397
8.000% due 10/15/2017	500	590
8.000% due 06/01/2020	1,500	1,762
9.750% due 04/15/2016	1,000	1,182
Athlon Holdings LP
7.375% due 04/15/2021	750	791
Atlas Pipeline Partners LP
5.875% due 08/01/2023	500	479
6.625% due 10/01/2020	1,000	1,050
Calpine Corp.
7.500% due 02/15/2021	2,399	2,630
7.875% due 07/31/2020	1,400	1,540
Covanta Holding Corp.
7.250% due 12/01/2020	500	548
Crestwood Midstream Partners LP
6.000% due 12/15/2020	750	776
Energy Future Intermediate Holding Co. LLC
6.875% due 08/15/2017	2,000	2,080
10.000% due 12/01/2020	5,000	5,330
EP Energy LLC
6.875% due 05/01/2019	500	541
9.375% due 05/01/2020	4,500	5,214
Expro Finance Luxembourg S.C.A.
8.500% due 12/15/2016	1,500	1,571
Exterran Partners LP
6.000% due 04/01/2021	1,000	998
Frontier Communications Corp.
7.125% due 03/15/2019	1,125	1,218
8.500% due 04/15/2020	500	563
9.000% due 08/15/2031	1,025	1,020
LBC Tank Terminals Holding Netherlands BV
6.875% due 05/15/2023	1,000	1,039
MarkWest Energy Partners LP
4.500% due 07/15/2023	2,000	1,885
5.500% due 02/15/2023	750	759
6.750% due 11/01/2020	450	491
MetroPCS Wireless, Inc.
6.250% due 04/01/2021	2,000	2,082
6.625% due 11/15/2020	2,500	2,659
6.625% due 04/01/2023	3,000	3,109
Midwest Generation LLC
8.560% due 01/02/2016 ^	636	729
NGPL PipeCo LLC
7.119% due 12/15/2017	750	683
9.625% due 06/01/2019	1,000	983
Northwestern Bell Telephone
7.750% due 05/01/2030	1,208	1,253
NRG Energy, Inc.
6.625% due 03/15/2023	1,500	1,519
7.625% due 01/15/2018	5,000	5,725
7.875% due 05/15/2021	1,000	1,113
8.250% due 09/01/2020	2,250	2,503
NSG Holdings LLC
7.750% due 12/15/2025	1,581	1,692

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	15

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Red Oak Power LLC
8.540% due 11/30/2019	$806	$862
Sabine Oil & Gas LLC
9.750% due 02/15/2017	2,000	2,090
Sprint Capital Corp.
6.875% due 11/15/2028	3,000	2,842
6.900% due 05/01/2019	4,500	4,939
8.750% due 03/15/2032	3,000	3,232
Sprint Communications, Inc.
6.000% due 11/15/2022	4,000	3,920
7.000% due 03/01/2020	1,500	1,680
8.375% due 08/15/2017	1,000	1,162
9.000% due 11/15/2018	2,500	3,019
Sprint Corp.
7.125% due 06/15/2024	2,000	2,035
7.250% due 09/15/2021	3,500	3,771
7.875% due 09/15/2023	1,500	1,616
Targa Resources Partners LP
4.250% due 11/15/2023	1,000	900
5.250% due 05/01/2023	1,500	1,461
6.375% due 08/01/2022	375	398
7.875% due 10/15/2018	1,000	1,080
Tenaska Alabama Partners LP
7.000% due 06/30/2021	1,449	1,557
tw telecom Holdings, Inc.
5.375% due 10/01/2022	500	493
VimpelCom Holdings BV
7.504% due 03/01/2022	750	785
Virgin Media Finance PLC
6.375% due 04/15/2023	2,000	2,045

		103,384

Total Corporate Bonds & Notes (Cost $1,031,447)		1,076,385

U.S. TREASURY OBLIGATIONS 0.4%
U.S. Treasury Notes
1.375% due 06/30/2018 (f)	5,000	4,961

Total U.S. Treasury Obligations (Cost $5,012)		4,961

MORTGAGE-BACKED SECURITIES 0.4%
Bear Stearns Alt-A Trust
4.387% due 11/25/2036 ^	841	645

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Mortgage Loan Trust, Inc.
2.591% due 07/25/2046 ^	$31	$24
2.825% due 03/25/2034	10	10
Countrywide Alternative Loan Trust
0.377% due 03/20/2046	118	85
0.397% due 05/20/2046 ^	143	87
Countrywide Home Loan Mortgage Pass-Through Trust
0.485% due 03/25/2035	87	65
2.638% due 05/20/2036	476	360
GSR Mortgage Loan Trust
2.598% due 04/25/2035	12	11
HarborView Mortgage Loan Trust
0.993% due 12/19/2036 ^	41	32
2.665% due 08/19/2036 ^	55	41
IndyMac Mortgage Loan Trust
3.021% due 03/25/2037 ^	1,584	1,441
6.000% due 07/25/2037	729	638
Luminent Mortgage Trust
0.345% due 12/25/2036	29	21
MASTR Adjustable Rate Mortgages Trust
0.375% due 04/25/2046	27	20
Residential Accredit Loans, Inc. Trust
3.079% due 03/25/2035 ^	45	37
Residential Asset Securitization Trust
0.565% due 01/25/2046 ^	362	193
Structured Asset Mortgage Investments Trust
0.385% due 09/25/2047	1,000	760
WaMu Mortgage Pass-Through Certificates
0.899% due 04/25/2047	48	42
0.959% due 12/25/2046	45	38
2.086% due 12/25/2036 ^	532	453
2.369% due 09/25/2036 ^	34	30
Washington Mutual MSC Mortgage Pass-Through Certificates
1.109% due 05/25/2046	41	30

Total Mortgage-Backed Securities (Cost $3,627)		5,063

ASSET-BACKED SECURITIES 0.0%
Credit-Based Asset Servicing and Securitization LLC
0.235% due 01/25/2037 ^	100	42
Structured Asset Securities Corp.
0.465% due 06/25/2035	244	211

Total Asset-Backed Securities (Cost $237)		253

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%
Ally Financial, Inc.
7.000% due 01/30/2014 (c)	1,750	$1,680
GMAC Capital Trust
8.125% due 02/15/2040	50,000	1,337

Total Preferred Securities (Cost $2,899)		3,017

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (d) 0.2%
		1,862

Total Short-Term Instruments (Cost $1,862)		1,862

Total Investments in Securities (Cost $1,049,712)		1,096,168

INVESTMENTS IN AFFILIATES 7.9%

SHORT-TERM INSTRUMENTS 7.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.9%
PIMCO Short-Term Floating NAV Portfolio	9,585,529	95,903

Total Short-Term Instruments (Cost $95,920)		95,903

Total Investments in Affiliates (Cost $95,920)		95,903

Total Investments 98.7% (Cost $1,145,632)		$1,192,071

Financial Derivative Instruments (e)(g) 0.0% (Cost or Premiums, net $(768))		393

Other Assets and Liabilities, net 1.3%		15,396

Net Assets 100.0%		$1,207,860

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Payment in-kind bond security.
(c)	Perpetual maturity, date shown represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.010%	12/31/2013	01/02/2014	$1,300	U.S. Treasury Notes 0.500% due 07/31/2017	$(1,329)	$1,300	$1,300
SSB	0.000%	12/31/2013	01/02/2014	562	Freddie Mac 2.080% due 10/17/2022	(575)	562	562

Total Repurchase Agreements						$(1,904)	$1,862	$1,862

(1)	Includes accrued interest.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

As of December 31, 2013, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowing while outstanding during the period ended December 31, 2013 was $1,621 at a weighted average interest rate of (1.632%).

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
BOS	$1,300	$0	$0	$0	$1,300	$(1,329)	$(29)
SSB	562	0	0	0	562	(575)	(13)

Total Borrowings and Other Financing Transactions	$1,862	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.HY-18 5-Year Index	5.000%	06/20/2017	$9,900	$980	$849	$20	$0
CDX.HY-19 5-Year Index	5.000%	12/20/2017	10,000	1,021	1,145	24	0
CDX.HY-20 5-Year Index	5.000%	06/20/2018	35,000	3,388	1,299	103	0
CDX.HY-21 5-Year Index	5.000%	12/20/2018	5,000	434	78	14	0

				$5,823	$3,371	$161	$0

Total Swap Agreements				$5,823	$3,371	$161	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2013:

(f)	Securities with an aggregate market value of $37 and cash of $2,698 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2013. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$161	$161	$0	$0	$0	$0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	17

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2014		EUR	26,271	$		36,249	$108	$0
	01/2014		GBP	74			121	0	(1)

BRC	01/2014		EUR	88			120	0	(1)
	03/2014		GBP	6,996			11,447	0	(133)

CBK	01/2014		EUR	177			242	0	(1)
	01/2014	$		36,272		EUR	26,347	0	(27)
	02/2014		EUR	26,347	$		36,271	26	0
	02/2014	$		1,471		EUR	1,072	4	0

DUB	02/2014			1,751			1,284	15	0

JPM	01/2014		EUR	88	$		121	0	0
	01/2014		GBP	30			50	0	0

UAG	02/2014		CHF	1,487			1,613	0	(54)

Total Forward Foreign Currency Contracts								$153	$(217)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND LOAN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2013 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BOA	HCA, Inc.	5.000%	03/20/2014	0.662%	$ 1,000	$(150)	$161	$11	$0
	SLM Corp.	5.000%	09/20/2014	0.329%	800	(112)	141	29	0

CBK	Community Health Systems, Inc.	5.000%	09/20/2014	0.385%	200	(18)	25	7	0

DUB	SLM Corp.	5.000%	09/20/2014	0.329%	300	(34)	44	10	0

FBF	AES Corp.	5.000%	03/20/2014	0.196%	1,000	(94)	107	13	0
	El Paso LLC	5.000%	12/20/2014	0.379%	2,500	(75)	192	117	0

GST	El Paso LLC	5.000%	09/20/2014	0.270%	3,000	(285)	394	109	0

Total Swap Agreements						$(768)	$1,064	$296	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or loan issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of December 31, 2013:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure (4)
BOA	$108	$0	$40	$148	$(1)	$0	$0	$(1)	$147	$(120)	$27
BRC	0	0	0	0	(134)	0	0	(134)	(134)	0	(134)
CBK	30	0	7	37	(28)	0	0	(28)	9	0	9
DUB	15	0	10	25	0	0	0	0	25	0	25
FBF	0	0	130	130	0	0	0	0	130	(170)	(40)
GST	0	0	109	109	0	0	0	0	109	(310)	(201)
UAG	0	0	0	0	(54)	0	0	(54)	(54)	0	(54)

Total Over the Counter	$153	$0	$296	$449	$(217)	$0	$0	$(217)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$161	$0	$0	$0	$161

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$153	$0	$153
Swap Agreements	0	296	0	0	0	296

	$0	$296	$0	$153	$0	$449

	$0	$457	$0	$153	$0	$610

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$217	$0	$217

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$3,717	$0	$0	$0	$3,717

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,456)	$0	$(2,456)
Swap Agreements	0	1,316	0	0	0	1,316

	$0	$1,316	$0	$(2,456)	$0	$(1,140)

	$0	$5,033	$0	$(2,456)	$0	$2,577

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$2,069	$0	$0	$0	$2,069

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$589	$0	$589
Swap Agreements	0	(760)	0	0	0	(760)

	$0	$(760)	$0	$589	$0	$(171)

	$0	$1,309	$0	$589	$0	$1,898

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Bank Loan Obligations	$0	$4,374	$253	$4,627
Corporate Bonds & Notes
Banking & Finance	0	110,519	0	110,519
Industrials	0	862,397	85	862,482
Utilities	0	102,655	729	103,384
U.S. Treasury Obligations	0	4,961	0	4,961
Mortgage-Backed Securities	0	5,063	0	5,063
Asset-Backed Securities	0	253	0	253
Preferred Securities
Banking & Finance	1,337	1,680	0	3,017
Short-Term Instruments
Repurchase Agreements	0	1,862	0	1,862
	$1,337	$1,093,764	$1,067	$1,096,168

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$95,903	$0	$0	$95,903

Total Investments	$97,240	$1,093,764	$1,067	$1,192,071

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	161	0	161
Over the counter	0	449	0	449
	$0	$610	$0	$610

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(217)	$0	$(217)

Totals	$97,240	$1,094,157	$1,067	$1,192,464

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	19

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

December 31, 2013

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2013:

Category and Subcategory	Beginning Balance at 12/31/2012	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2013 (1)
Investments in Securities, at Value
Bank Loan Obligations	$0	$250	$0	$0	$0	$3	$0	$0	$253	$3
Corporate Bonds & Notes
Industrials	113	0	(27)	0	0	(1)	0	0	85	0
Utilities	1,441	0	(833)	(5)	(20)	146	0	0	729	116

Totals	$1,554	$250	$(860)	$(5)	$(20)	$148	$0	$0	$1,067	$119

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$253	Indicative Market Quotation	Broker Quote	101.00
Corporate Bonds & Notes
Industrials	85	Third Party Vendor	Broker Quote	106.75
Utilities	729	Third Party Vendor	Broker Quote	114.50

Total	$1,067

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2013

1. ORGANIZATION

The PIMCO High Yield Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid and are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period and are included in net change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

ANNUAL REPORT	DECEMBER 31, 2013	21

Notes to Financial Statements (Cont.)

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the

New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These

ANNUAL REPORT	DECEMBER 31, 2013	23

Notes to Financial Statements (Cont.)

securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding.

Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2013, the Portfolio had $1,744,338 in unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  The Portfolio may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have

ANNUAL REPORT	DECEMBER 31, 2013	25

Notes to Financial Statements (Cont.)

the same term, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

When-Issued Transactions  The Portfolio may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2013 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
$ 105,401	$ 407,535	$ (417,000)	$ (157)	$ 124	$ 95,903	$ 335	$ 0

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the

Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any,

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined

ANNUAL REPORT	DECEMBER 31, 2013	27

Notes to Financial Statements (Cont.)

in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or loan issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or loan issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or loan issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2013 for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements. As mentioned earlier in this report, the U.S. is currently experiencing historically low interest rates. This combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, the fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair the performance of the Portfolio.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

ANNUAL REPORT	DECEMBER 31, 2013	29

Notes to Financial Statements (Cont.)

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.35%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

ANNUAL REPORT	DECEMBER 31, 2013	31

Notes to Financial Statements (Cont.)

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2013, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$7,440	$1,427	$530,217	$401,315

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2013		Year Ended 12/31/2012
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	55	$438	162	$1,266
Administrative Class	52,964	425,715	72,210	561,931
Advisor Class	10,717	86,099	20,433	158,780
Issued as reinvestment of distributions
Institutional Class	37	301	39	304
Administrative Class	7,179	57,822	6,639	51,949
Advisor Class	334	2,697	419	3,273
Cost of shares redeemed
Institutional Class	(201)	(1,601)	(116)	(901)
Administrative Class	(42,298)	(339,581)	(53,624)	(416,761)
Advisor Class	(13,303)	(106,773)	(21,403)	(165,008)
Net increase resulting from Portfolio share transactions	15,484	$125,117	24,759	$194,833

As of December 31, 2013, one shareholder owned 10% or more of the total Portfolio’s outstanding shares comprising 59% of the Portfolio, and the shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2013, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2010-2012, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2013, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$7,564	$—	$50,341	$(4,711)	$(1,959)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

ANNUAL REPORT	DECEMBER 31, 2013	33

Notes to Financial Statements (Cont.)

December 31, 2013

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through December 31, 2013 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2013 through December 31, 2013, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2013, the Portfolio had no accumulated capital losses.

As of December 31, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$1,145,523	$55,447	$(8,899)	$46,548

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and Lehman holdings.

For the fiscal years ended December 31, 2013 and December 31, 2012, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2013	$60,827	$—	$—
12/31/2012	$55,526	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

34	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of PIMCO High Yield Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO High Yield Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2014

ANNUAL REPORT	DECEMBER 31, 2013	35

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.
BOS	Banc of America Securities LLC	FBF	Credit Suisse International	SSB	State Street Bank and Trust Co.
BRC	Barclays Bank PLC	GST	Goldman Sachs International	UAG	UBS AG Stamford
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.

Currency Abbreviations:
CHF	Swiss Franc	GBP	British Pound	USD (or $)	United States Dollar
EUR	Euro

Index Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield

Other Abbreviations:
ALT	Alternate Loan Trust

36	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013:

0.42%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.37%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2013	37

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	172	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

38	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian* (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Vice President	11/2013 to Present Treasurer 08/1997 to 11/2013	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

* Effective February 3, 2014, Dr. El-Erian no longer serves as a Senior Vice President of the Trust.

ANNUAL REPORT	DECEMBER 31, 2013	39

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

40	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 12-13, 2013, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2014. The Board also considered and approved for an additional one-year term through August 31, 2014, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2014.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreement are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust and the independent Trustees.

The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 12-13, 2013 meeting. The independent Trustees also met with counsel to the Trust and the independent Trustees on August 2, 2013 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

ANNUAL REPORT	DECEMBER 31, 2013	41

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2012, including, but not limited to, undertaking significant technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2013. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2013 and other performance data, as available, for the periods ended June 30, 2013 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2013 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 12-13, 2013 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2013.

42	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Board noted that, for periods ending May 31, 2013, the Administrative Class of 71%, 92% and 100% of the Portfolios outperformed their Lipper category median in the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 86% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2013 (based on the performance of the Administrative Class). The Board also noted that ten of 13 Portfolios, representing 93% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2013, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $23 billion as of May 31, 2013.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expense ratios in their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the size of the assets under management with PIMCO, the manner in which similar portfolios may be managed, different requirements with

ANNUAL REPORT	DECEMBER 31, 2013	43

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively; had been reduced for some Portfolios over time; had been held steady for most Portfolios as assets grew, or declined in the case of some Portfolios; and continued to be competitive compared with peers. The Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. The Trustees noted that the benefits of the unified fee were apparent during the recent financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC supported the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and in return for the fees paid to RALLC by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2013	45

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT36AR_123113

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2013

PIMCO High Yield Portfolio

Share Class

■	Institutional

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	35
Glossary	36
Federal Income Tax Information	37
Management of the Trust	38
Privacy Policy	40
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	41

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2013. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

The past twelve months were marked by ongoing periods of heightened bond market volatility brought on by uncertainty around central bank monetary and fiscal policy, geopolitical concerns, and a slower than hoped for rebound in the global economy. Following a particularly bumpy third quarter, however, all financial markets completed the year along a relatively smoother path. Federal Reserve (“Fed”) Chairman Ben Bernanke laid the groundwork in September, when he clarified the Fed’s commitment to maintain its quantitative easing (“QE”) bond purchase program of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero-bound range. The nomination of Janet Yellen to the Chairmanship further helped to reassure investors that the Fed would be committed to the continuation of their accommodative policies.

As investors were made particularly aware, beginning in mid-May conditions in financial markets deteriorated rapidly as markets reacted to signals by the Fed that it might begin to slow the pace of its asset purchases. This shift in tone fueled a broad-based sell-off within fixed income assets throughout the summer, undermining market liquidity and sending yields higher across the risk spectrum.

By mid-September, however, the Fed announced its intent to delay any tapering until more convincing indicators of economic growth become apparent and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore higher) and a rally across most equity markets. The Fed also maintained the Federal Funds Rate within a narrow range of zero to 25 basis points. Into October, investors were once again kept on edge by the uncertain fiscal policy and political landscape—namely the partial shutdown of the U.S. government that began during the first week of October, the ongoing debt ceiling negotiations between the White House and Congress, and confirmation proceedings for the next Fed Chairman. Investors were relieved by the last-minute deal announced on October 17 that reached an agreement to reopen the U.S. government and raise the debt ceiling.

In November, relative calm prevailed across most fixed income markets, and equity markets continued to rally. The European Central Bank (“ECB”) reduced their main policy rate (or the interest rate at which it lends money to banks) by 25 basis points to 0.25%, likely due to their concern over lower than expected inflation and a weak global growth outlook. The Bank of England (“BOE”) unanimously voted to leave its main policy rate unchanged amid a pickup in economic growth and expectations that this would lead to an eventual decline in the U.K. unemployment rate.

Towards the latter part of December, the Fed announced that beginning in January 2014 it intends to gradually exit its bond-buying program, by reducing it from $85 billion to $75 billion spread equally across mortgage and U.S. Treasury purchases. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee (“FOMC”) provided even greater assurances that the policy rate would remain near a zero-bound range until signs of sustainable growth are more broadly evident in the U.S. economy. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

U.S. Treasuries underperformed most other developed sovereign bond markets on a hedged basis as investors reacted to the various Fed announcements regarding the tapering of their QE bond purchase program. In particular, U.S. Treasury yields rose to their highest level in late December as investors reacted to the Fed’s announcement that it would begin the reduction of its asset purchases starting in January 2014. This decision was made on the back of improving economic data, which included a lower unemployment rate, respectable monthly job reports, and improving housing fundamentals. The benchmark ten-year U.S. Treasury note yielded 3.03% at the end of the reporting period, as compared to 1.76% on December 31, 2012. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 2.02% for the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 8.61% over the period, underperforming nominal U.S. Treasuries. U.S. TIPS sold off, particularly during the second quarter of the reporting period, as the market began to price in the inevitable Fed tapering decision, which was officially announced in December. The decision by the Fed to initiate the tapering of asset purchases was validated via stronger jobs and GDP data, with continual weaker inflation data adding further pressure to U.S. TIPS valuations towards the latter part of the period. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 9.52% over the period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries even with the Fed’s announcement that it would begin to reduce its asset purchases in January 2014. The announcement, however, did lead to differentiated performance among coupons, with lower coupons underperforming, as these bonds have been the largest beneficiaries of Fed purchases. Prices for non-Agency mortgages rose on limited outstanding supply, improving risk appetite and ongoing signs of recovery in the housing sector. Commercial MBS also outperformed amid strong investor demand and a continued rebound in property valuations.

■

The U.S. investment grade credit market, as measured by the Barclays U.S. Credit Index, declined 2.01% for the period, but outperformed like-duration U.S. Treasuries as spreads tightened, ending the year at the lowest level since the global financial crisis began. This positive performance was supported by improving global growth fundamentals and continued easy monetary policy. The high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 7.42% for the period. The sector was one of the best-performing fixed income sectors, benefiting from relatively sound fundamentals and investor demand for higher yielding assets with lower interest rate sensitivity.

■

Emerging markets (“EM”) external debt underperformed U.S. Treasuries during the year and was impacted by the second quarter sell-off. Country-specific stories and the risk-on market sentiment following the Fed tapering announcement supported lower spreads in the fourth quarter, particularly in December. EM local assets particularly underperformed U.S. Treasuries during the period, as weaker EM currencies and increases in local yields weighed on overall returns.

■

Developed market equities posted strong performance in 2013, despite a period marked by considerable volatility and uncertainty around central bank policy. U.S. equities, as measured by the S&P 500 Index, returned 32.39%. Global equities, as represented by the MSCI All Country World Index Net USD and MSCI World Index, returned 22.80% and 26.68%, respectively. Emerging market equities (“EM”), as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.60%. EM equities underperformed developed market equities due to declining earnings growth and rising interest rates in the U.S. which placed pressure on local EM currencies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2014

ANNUAL REPORT	DECEMBER 31, 2013	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO High Yield Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk, operational risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

4	PIMCO VARIABLE INSURANCE TRUST

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2013 to December 31, 2013.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2013	5

PIMCO High Yield Portfolio

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown‡

Corporate Bonds & Notes	90.3%
Short-Term Instruments	8.2%
Mortgage-Backed Securities	0.4%
U.S. Treasury Obligations	0.4%
Bank Loan Obligations	0.4%
Other	0.3%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	1 Year	5 Years	10 Years	Class Inception (07/01/2002)
PIMCO High Yield Portfolio Institutional Class	5.89%	15.10%	7.20%	8.49%
The BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index±	6.31%	16.46%	7.73%	8.95%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.60% for Institutional Class shares.

± The BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/13)	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,051.40	$1,022.18
Expenses Paid During Period†	$3.10	$3.06
Net Annualized Expense Ratio	0.60%	0.60%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO High Yield Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its total assets in securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

»	An overweight to European high yield securities added to returns as this cohort outperformed the U.S. high yield bond market over the reporting period.

»	Security selection in the chemicals sector added to returns, where certain lower quality global issuers outperformed the broader high yield bond market during the reporting period.

»	Security selection in the energy sector detracted from returns due to idiosyncratic events that led to the general underperformance of these securities during the reporting period.

»	An underweight to the banking sector detracted from returns as the industry outperformed the broader high yield bond market during the reporting period.

»	Elevated cash levels in the Portfolio detracted from returns as the high yield bond market posted strong total returns during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO High Yield Portfolio

Selected Per Share Data for the Year Ended:	12/31/2013	12/31/2012	12/31/2011	12/31/2010	12/31/2009

Institutional Class
Net asset value beginning of year	$8.06	$7.47	$7.75	$7.28	$5.66
Net investment income (a)	0.43	0.44	0.52	0.55	0.56
Net realized/unrealized gain (loss)	0.03	0.61	(0.25)	0.48	1.62
Total income from investment operations	0.46	1.05	0.27	1.03	2.18
Dividends from net investment income	(0.45)	(0.46)	(0.55)	(0.56)	(0.56)
Total distributions	(0.45)	(0.46)	(0.55)	(0.56)	(0.56)
Net asset value end of year	$8.07	$8.06	$7.47	$7.75	$7.28
Total return	5.89%	14.47%	3.49%	14.63%	40.47%
Net assets end of year (000s)	$4,848	$5,724	$4,672	$4,087	$3,284
Ratio of expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.61%
Ratio of expenses to average net assets excluding interest expense	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	5.39%	5.69%	6.85%	7.30%	8.69%
Portfolio turnover rate	41%*	43%*	68%*	64%*	181%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	7

Statement of Assets and Liabilities PIMCO High Yield Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2013

Assets:
Investments, at value
Investments in securities*	$1,096,168
Investments in Affiliates	95,903
Financial Derivative Instruments
Exchange-traded or centrally cleared	161
Over the counter	449
Deposits with counterparty	2,698
Foreign currency, at value	89
Receivable for investments sold	373
Receivable for Portfolio shares sold	593
Interest and dividends receivable	18,700
Dividends receivable from Affiliates	30
1,215,164

Liabilities:
Financial Derivative Instruments
Over the counter	$217
Payable for investments purchased	4,007
Payable for investments in Affiliates purchased	30
Deposits from counterparty	600
Payable for Portfolio shares redeemed	1,621
Overdraft due to custodian	43
Accrued investment advisory fees	255
Accrued supervisory and administrative fees	358
Accrued distribution fees	10
Accrued servicing fees	146
Reimbursement to PIMCO	17
7,304

Net Assets	$1,207,860

Net Assets Consist of:
Paid in capital	$1,156,626
Undistributed net investment income	2,793
Accumulated undistributed net realized (loss)	(2,396)
Net unrealized appreciation	50,837
$1,207,860

Net Assets:
Institutional Class	$4,848
Administrative Class	1,155,248
Advisor Class	47,764

Shares Issued and Outstanding:
Institutional Class	601
Administrative Class	143,215
Advisor Class	5,921

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$8.07
Administrative Class	8.07
Advisor Class	8.07

Cost of Investments in Securities	$1,049,712
Cost of Investments in Affiliates	$95,920
Cost of Foreign Currency Held	$89
Cost or Premiums of Financial Derivative Instruments, net	$(768)

* Includes repurchase agreements of:	$1,862

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO High Yield Portfolio

(Amounts in thousands)	Year Ended December 31, 2013

Investment Income:
Interest	$66,135
Dividends	224
Dividends from Investments in Affiliates	335
Total Income	66,694

Expenses:
Investment advisory fees	2,791
Supervisory and administrative fees	3,907
Servicing fees - Administrative Class	1,591
Distribution and/or servicing fees - Advisor Class	126
Trustees’ fees	23
Interest expense	2
Total Expenses	8,440

Net Investment Income	58,254

Net Realized Gain (Loss):
Investments in securities	11,409
Investments in Affiliates	(157)
Exchange-traded or centrally cleared financial derivative instruments	3,717
Over the counter financial derivative instruments	(1,140)
Foreign currency	209
Net Realized Gain	14,038

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(12,682)
Investments in Affiliates	124
Exchange-traded or centrally cleared financial derivative instruments	2,069
Over the counter financial derivative instruments	(171)
Net Change in Unrealized (Depreciation)	(10,660)
Net Gain	3,378

Net Increase in Net Assets Resulting from Operations	$61,632

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	9

Statements of Changes in Net Assets PIMCO High Yield Portfolio

(Amounts in thousands)	Year Ended December 31, 2013	Year Ended December 31, 2012

Increase in Net Assets from:

Operations:
Net investment income	$58,254	$53,087
Net realized gain	14,038	15,854
Net change in unrealized appreciation (depreciation)	(10,660)	55,370
Net increase resulting from operations	61,632	124,311

Distributions to Shareholders:
From net investment income
Institutional Class	(301)	(304)
Administrative Class	(57,829)	(51,949)
Advisor Class	(2,697)	(3,273)

Total Distributions	(60,827)	(55,526)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	125,117	194,833

Total Increase in Net Assets	125,922	263,618

Net Assets:
Beginning of year	1,081,938	818,320
End of year*	$1,207,860	$1,081,938

* Including undistributed net investment income of:	$2,793	$4,376

**	See note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO High Yield Portfolio

December 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 90.8%

BANK LOAN OBLIGATIONS 0.4%
Catalent Pharma Solutions, Inc.
3.669% due 09/15/2016		$982	$988
Community Health Systems, Inc.
2.419% due 07/25/2014		181	182
Darling International, Inc.
3.250% due 12/19/2020		250	253
7.250% due 04/09/2014		1,750	1,744
Gardner Denver, Inc.
4.250% due 07/30/2020		499	500
Silver II US Holdings LLC
4.000% due 12/13/2019		488	489
Sun Products Corp.
5.500% due 03/18/2020		496	471

Total Bank Loan Obligations (Cost $4,628)			4,627

CORPORATE BONDS & NOTES 89.1%

BANKING & FINANCE 9.1%
A-S Co-Issuer Subsidiary, Inc.
7.875% due 12/15/2020		1,000	1,055
Ally Financial, Inc.
3.125% due 01/15/2016		1,500	1,537
3.500% due 07/18/2016		1,000	1,034
5.500% due 02/15/2017		3,000	3,262
6.250% due 12/01/2017		3,500	3,916
6.750% due 12/01/2014		100	105
7.500% due 09/15/2020		3,500	4,091
8.000% due 03/15/2020		2,000	2,407
8.000% due 11/01/2031		1,500	1,792
8.300% due 02/12/2015		1,750	1,886
American International Group, Inc.
8.175% due 05/15/2068		1,000	1,215
Ausdrill Finance Pty. Ltd.
6.875% due 11/01/2019		500	459
Barclays Bank PLC
14.000% due 06/15/2019 (c)	GBP	1,000	2,211
Capsugel Finance Co. S.C.A.
9.875% due 08/01/2019	EUR	2,000	3,085
CBRE Services, Inc.
5.000% due 03/15/2023		$1,500	1,449
CIT Group, Inc.
4.250% due 08/15/2017		4,500	4,702
5.000% due 05/15/2017		1,000	1,073
5.000% due 08/15/2022		9,000	8,812
5.250% due 03/15/2018		2,500	2,691
5.500% due 02/15/2019		2,000	2,155
CNL Lifestyle Properties, Inc.
7.250% due 04/15/2019		1,500	1,552
Corrections Corp. of America
4.625% due 05/01/2023		2,500	2,369
Credit Agricole S.A.
8.375% due 10/13/2019 (c)		2,000	2,280
Credit Suisse AG
6.500% due 08/08/2023		750	800
Denali Borrower LLC
5.625% due 10/15/2020		3,000	2,981
E*TRADE Financial Corp.
6.000% due 11/15/2017		500	534
6.375% due 11/15/2019		2,000	2,157
6.750% due 06/01/2016		500	545
General Motors Financial Co., Inc.
2.750% due 05/15/2016		250	254
3.250% due 05/15/2018		2,000	2,005
4.250% due 05/15/2023		3,000	2,861

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HBOS PLC
6.750% due 05/21/2018		$1,000	$1,136
Hockey Merger Sub, Inc.
7.875% due 10/01/2021		1,500	1,549
International Lease Finance Corp.
6.250% due 05/15/2019		2,000	2,175
7.125% due 09/01/2018		1,750	2,034
8.625% due 09/15/2015		3,000	3,341
8.750% due 03/15/2017		2,000	2,365
Jefferies Finance LLC
7.375% due 04/01/2020		2,000	2,090
LBG Capital PLC
6.439% due 05/23/2020	EUR	500	729
7.588% due 05/12/2020	GBP	500	882
7.625% due 10/14/2020	EUR	250	371
7.867% due 12/17/2019	GBP	500	882
7.869% due 08/25/2020		1,000	1,769
7.875% due 11/01/2020		$2,500	2,716
8.000% due 06/15/2020 (c)		500	536
9.125% due 07/15/2020	GBP	500	900
11.040% due 03/19/2020		500	954
MPH Intermediate Holding Co.
8.375% due 08/01/2018		$1,000	1,044
PNK Finance Corp.
6.375% due 08/01/2021		1,000	1,028
Provident Funding Associates LP
6.750% due 06/15/2021		500	500
RBS Capital Trust
2.393% due 03/30/2014 (c)	EUR	350	439
Regions Financial Corp.
7.375% due 12/10/2037		$1,500	1,619
RHP Hotel Properties LP
5.000% due 04/15/2021		2,000	1,985
Royal Bank of Scotland Group PLC
7.640% due 09/30/2017 (c)		1,000	985
7.648% due 09/30/2031 (c)		250	264
SLM Corp.
4.875% due 06/17/2019		2,000	1,994
5.000% due 06/15/2018		450	443
8.000% due 03/25/2020		1,000	1,136
8.450% due 06/15/2018		2,000	2,337
Sophia Holding Finance LP
9.625% due 12/01/2018		250	259
Springleaf Finance Corp.
6.900% due 12/15/2017		1,000	1,098
Towergate Finance PLC
8.500% due 02/15/2018	GBP	200	352
UBS AG
7.152% due 12/21/2017 (c)	EUR	600	916
UBS Preferred Funding Trust
6.243% due 05/15/2016 (c)		$660	706
Virgin Media Secured Finance PLC
6.000% due 04/15/2021	GBP	1,000	1,710

			110,519

INDUSTRIALS 71.4%
Accudyne Industries Borrower
7.750% due 12/15/2020		$2,500	2,662
Activision Blizzard, Inc.
5.625% due 09/15/2021		1,000	1,038
6.125% due 09/15/2023		3,000	3,135
ADT Corp.
3.500% due 07/15/2022		3,000	2,612
4.875% due 07/15/2042		750	564
6.250% due 10/15/2021		2,000	2,102
Aguila S.A.
7.875% due 01/31/2018		2,500	2,662

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Air Medical Group Holdings, Inc.
9.250% due 11/01/2018		$1,800	$1,953
Albea Beauty Holdings S.A.
8.375% due 11/01/2019		1,000	1,045
Alere, Inc.
8.625% due 10/01/2018		2,500	2,712
Aleris International, Inc.
7.625% due 02/15/2018		3,000	3,191
7.875% due 11/01/2020		750	801
Algeco Scotsman Global Finance PLC
8.500% due 10/15/2018		2,250	2,447
Allegion U.S. Holding Co., Inc.
5.750% due 10/01/2021		1,000	1,045
Alliance Data Systems Corp.
6.375% due 04/01/2020		1,250	1,316
Allison Transmission, Inc.
7.125% due 05/15/2019		1,000	1,083
Alphabet Holding Co., Inc.
7.750% due 11/01/2017 (b)		1,000	1,033
AMC Networks, Inc.
4.750% due 12/15/2022		5,000	4,787
7.750% due 07/15/2021		600	678
American Builders & Contractors Supply Co., Inc.
5.625% due 04/15/2021		1,250	1,259
Antero Resources Finance Corp.
5.375% due 11/01/2021		750	758
6.000% due 12/01/2020		1,000	1,055
7.250% due 08/01/2019		650	702
ARAMARK Corp.
5.750% due 03/15/2020		2,000	2,100
ArcelorMittal
4.250% due 08/05/2015		2,000	2,077
Arch Coal, Inc.
7.000% due 06/15/2019		750	600
7.250% due 10/01/2020		250	196
7.250% due 06/15/2021		1,000	770
8.000% due 01/15/2019		500	500
ARD Finance S.A.
11.125% due 06/01/2018 (b)		658	707
Ardagh Packaging Finance PLC
4.875% due 11/15/2022		1,000	995
7.000% due 11/15/2020		500	508
7.375% due 10/15/2017		1,000	1,079
9.250% due 10/15/2020	EUR	2,000	3,002
Arqiva Broadcast Finance PLC
9.500% due 03/31/2020	GBP	1,000	1,846
Ashland, Inc.
3.875% due 04/15/2018		$750	763
4.750% due 08/15/2022		4,000	3,820
6.875% due 05/15/2043		750	713
Ashtead Capital, Inc.
6.500% due 07/15/2022		1,000	1,071
Associated Materials LLC
9.125% due 11/01/2017		1,500	1,609
Atwood Oceanics, Inc.
6.500% due 02/01/2020		250	268
Avaya, Inc.
7.000% due 04/01/2019		1,500	1,478
Avis Budget Car Rental LLC
2.996% due 12/01/2017		750	758
Axiall Corp.
4.875% due 05/15/2023		250	237
B&G Foods, Inc.
4.625% due 06/01/2021		2,000	1,925
B/E Aerospace, Inc.
5.250% due 04/01/2022		3,000	3,060
6.875% due 10/01/2020		1,000	1,103

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	11

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ball Corp.
4.000% due 11/15/2023		$2,500	$2,250
BC Mountain LLC
7.000% due 02/01/2021		1,000	1,015
Beazer Homes USA, Inc.
6.625% due 04/15/2018		1,000	1,078
Belden, Inc.
5.500% due 09/01/2022		2,000	1,970
Berry Plastics Corp.
9.500% due 05/15/2018		1,500	1,616
9.750% due 01/15/2021		2,000	2,325
Beverage Packaging Holdings Luxembourg S.A.
5.625% due 12/15/2016		1,500	1,534
BI-LO LLC
9.250% due 02/15/2019		1,000	1,110
Biomet, Inc.
6.500% due 08/01/2020		7,500	7,912
6.500% due 10/01/2020		5,000	5,175
BlueScope Steel Finance Ltd.
7.125% due 05/01/2018		1,000	1,053
BMC Software Finance, Inc.
8.125% due 07/15/2021		700	725
Boise Cascade Co.
6.375% due 11/01/2020		750	793
Bristow Group, Inc.
6.250% due 10/15/2022		400	424
Building Materials Corp. of America
6.750% due 05/01/2021		2,000	2,170
6.875% due 08/15/2018		250	267
7.000% due 02/15/2020		900	972
7.500% due 03/15/2020		500	543
Bumble Bee Holdings, Inc.
9.000% due 12/15/2017		1,394	1,533
Cablevision Systems Corp.
5.875% due 09/15/2022		2,000	1,925
8.000% due 04/15/2020		1,000	1,123
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020		1,500	1,448
Calcipar S.A.
6.875% due 05/01/2018		500	533
Capella Healthcare, Inc.
9.250% due 07/01/2017		1,750	1,868
Capsugel S.A.
7.000% due 05/15/2019		2,000	2,041
Carlson Wagonlit BV
6.875% due 06/15/2019		750	782
7.500% due 06/15/2019	EUR	250	373
Case New Holland, Inc.
7.875% due 12/01/2017		$1,250	1,481
Catalent Pharma Solutions, Inc.
7.875% due 10/15/2018		1,000	1,020
CCO Holdings LLC
5.125% due 02/15/2023		2,000	1,865
5.250% due 09/30/2022		5,000	4,694
5.750% due 09/01/2023		2,750	2,619
6.500% due 04/30/2021		1,000	1,033
6.625% due 01/31/2022		1,000	1,035
Celanese U.S. Holdings LLC
4.625% due 11/15/2022		1,000	961
Cemex S.A.B. de C.V.
9.000% due 01/11/2018		2,500	2,756
Cequel Communications Holdings LLC
5.125% due 12/15/2021		3,000	2,827
6.375% due 09/15/2020		1,650	1,699
Ceridian Corp.
8.875% due 07/15/2019		250	289

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CGG S.A.
6.500% due 06/01/2021		$1,000	$1,030
9.500% due 05/15/2016		851	900
CHC Helicopter S.A.
9.250% due 10/15/2020		2,500	2,706
Chemtura Corp.
5.750% due 07/15/2021		1,500	1,528
Chesapeake Energy Corp.
5.750% due 03/15/2023		5,000	5,175
9.500% due 02/15/2015		2,000	2,177
Churchill Downs, Inc.
5.375% due 12/15/2021		250	255
Cimarex Energy Co.
5.875% due 05/01/2022		500	533
Cinemark USA, Inc.
5.125% due 12/15/2022		1,000	973
Clean Harbors, Inc.
5.125% due 06/01/2021		1,500	1,522
5.250% due 08/01/2020		1,000	1,035
Clear Channel Communications, Inc.
9.000% due 03/01/2021		1,500	1,522
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		3,500	3,585
7.625% due 03/15/2020		4,000	4,225
CNH Capital LLC
3.625% due 04/15/2018		2,000	2,037
3.875% due 11/01/2015		1,000	1,038
Coeur Mining, Inc.
7.875% due 02/01/2021		1,000	1,020
Columbus McKinnon Corp.
7.875% due 02/01/2019		250	271
CommScope, Inc.
8.250% due 01/15/2019		2,200	2,423
Community Health Systems, Inc.
5.125% due 08/15/2018		1,000	1,035
7.125% due 07/15/2020		2,000	2,077
8.000% due 11/15/2019		3,500	3,815
Concho Resources, Inc.
5.500% due 04/01/2023		500	518
6.500% due 01/15/2022		1,750	1,903
7.000% due 01/15/2021		750	829
CONSOL Energy, Inc.
8.000% due 04/01/2017		1,000	1,058
8.250% due 04/01/2020		3,000	3,262
Constellation Brands, Inc.
4.250% due 05/01/2023		5,000	4,675
6.000% due 05/01/2022		1,000	1,073
7.250% due 05/15/2017		1,000	1,168
Continental Airlines Pass-Through Trust
7.373% due 06/15/2017		80	85
Continental Resources, Inc.
4.500% due 04/15/2023		1,500	1,522
5.000% due 09/15/2022		500	520
7.125% due 04/01/2021		400	456
7.375% due 10/01/2020		250	283
8.250% due 10/01/2019		50	55
ConvaTec Finance International S.A.
8.250% due 01/15/2019		4,000	4,105
ConvaTec Healthcare E S.A.
10.500% due 12/15/2018		3,000	3,379
Crown Americas LLC
4.500% due 01/15/2023		3,000	2,820
Crown Castle International Corp.
5.250% due 01/15/2023		5,000	4,925
7.125% due 11/01/2019		500	541
Crown European Holdings S.A.
7.125% due 08/15/2018	EUR	175	257

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CSC Holdings LLC
7.625% due 07/15/2018	$2,000	$2,297
7.875% due 02/15/2018	3,000	3,442
8.625% due 02/15/2019	1,000	1,178
CST Brands, Inc.
5.000% due 05/01/2023	1,250	1,213
Darling Escrow Corp.
5.375% due 01/15/2022 (a)	2,000	2,017
DaVita HealthCare Partners, Inc.
5.750% due 08/15/2022	5,000	5,087
6.375% due 11/01/2018	1,000	1,052
6.625% due 11/01/2020	2,000	2,155
Del Monte Corp.
7.625% due 02/15/2019	4,000	4,165
Denbury Resources, Inc.
4.625% due 07/15/2023	1,000	908
8.250% due 02/15/2020	2,000	2,212
Digicel Group Ltd.
8.250% due 09/30/2020	1,000	1,041
10.500% due 04/15/2018	1,000	1,075
Digicel Ltd.
6.000% due 04/15/2021	1,000	968
8.250% due 09/01/2017	3,000	3,135
DigitalGlobe, Inc.
5.250% due 02/01/2021	1,750	1,715
DineEquity, Inc.
9.500% due 10/30/2018	3,000	3,345
DISH DBS Corp.
5.000% due 03/15/2023	5,000	4,687
5.125% due 05/01/2020	500	503
5.875% due 07/15/2022	5,000	5,025
6.750% due 06/01/2021	1,000	1,065
7.125% due 02/01/2016	2,000	2,220
7.750% due 05/31/2015	1,000	1,088
7.875% due 09/01/2019	2,500	2,869
DJO Finance LLC
7.750% due 04/15/2018	3,500	3,579
9.750% due 10/15/2017	500	511
Dresser-Rand Group, Inc.
6.500% due 05/01/2021	750	803
Eagle Spinco, Inc.
4.625% due 02/15/2021	3,500	3,443
Easton-Bell Sports, Inc.
9.750% due 12/01/2016	1,000	1,049
El Paso LLC
7.250% due 06/01/2018	500	573
7.750% due 01/15/2032	500	509
7.800% due 08/01/2031	1,150	1,170
8.050% due 10/15/2030	780	793
Endo Finance Co.
5.750% due 01/15/2022	3,500	3,526
Endo Health Solutions, Inc.
7.000% due 07/15/2019	1,500	1,612
7.000% due 12/15/2020	1,500	1,612
7.250% due 01/15/2022	1,250	1,344
Enterprise Products Operating LLC
8.375% due 08/01/2066	1,000	1,109
Envision Healthcare Corp.
8.125% due 06/01/2019	975	1,062
Era Group, Inc.
7.750% due 12/15/2022	750	776
First Data Corp.
6.750% due 11/01/2020	3,500	3,657
8.250% due 01/15/2021	4,000	4,275
12.625% due 01/15/2021	500	589
First Quality Finance Co., Inc.
4.625% due 05/15/2021	2,500	2,387

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Florida East Coast Railway Corp.
8.125% due 02/01/2017	$600	$629
FMG Resources Pty. Ltd.
6.875% due 04/01/2022	2,000	2,190
8.250% due 11/01/2019	2,500	2,816
Ford Motor Co.
9.215% due 09/15/2021	200	255
Forest Laboratories, Inc.
5.000% due 12/15/2021	3,000	3,019
Forest Oil Corp.
7.250% due 06/15/2019	788	771
FQM Akubra, Inc.
7.500% due 06/01/2021	1,000	1,050
8.750% due 06/01/2020	1,500	1,635
Fresenius Medical Care U.S. Finance, Inc.
5.625% due 07/31/2019	1,250	1,356
5.875% due 01/31/2022	1,250	1,325
Fresenius U.S. Finance, Inc.
9.000% due 07/15/2015	775	860
Gardner Denver, Inc.
6.875% due 08/15/2021	5,000	5,012
GenCorp, Inc.
7.125% due 03/15/2021	1,000	1,075
General Cable Corp.
6.500% due 10/01/2022	1,250	1,231
Geo Group, Inc.
5.125% due 04/01/2023	500	465
Gibraltar Industries, Inc.
6.250% due 02/01/2021	750	774
GLP Capital LP
5.375% due 11/01/2023	1,000	988
Goodyear Tire & Rubber Co.
8.250% due 08/15/2020	1,000	1,123
Graphic Packaging International, Inc.
4.750% due 04/15/2021	2,500	2,481
7.875% due 10/01/2018	1,000	1,089
Griffey Intermediate, Inc.
7.000% due 10/15/2020	2,000	1,605
Griffon Corp.
7.125% due 04/01/2018	1,000	1,065
Grifols, Inc.
8.250% due 02/01/2018	1,500	1,601
H&E Equipment Services, Inc.
7.000% due 09/01/2022	750	821
Hawk Acquisition Sub, Inc.
4.250% due 10/15/2020	5,500	5,335
HCA Holdings, Inc.
6.250% due 02/15/2021	4,000	4,195
7.750% due 05/15/2021	1,500	1,642
HCA, Inc.
4.750% due 05/01/2023	5,000	4,712
5.875% due 05/01/2023	1,750	1,732
6.500% due 02/15/2020	2,500	2,753
7.190% due 11/15/2015	180	197
7.250% due 09/15/2020	2,975	3,250
7.500% due 02/15/2022	4,000	4,400
8.000% due 10/01/2018	3,500	4,143
8.500% due 04/15/2019	1,500	1,594
HD Supply, Inc.
7.500% due 07/15/2020	5,000	5,412
8.125% due 04/15/2019	3,000	3,356
11.000% due 04/15/2020	2,500	2,975
11.500% due 07/15/2020	1,250	1,495
Headwaters, Inc.
7.625% due 04/01/2019	2,000	2,165
Health Management Associates, Inc.
7.375% due 01/15/2020	2,500	2,809

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Healthcare Technology Intermediate, Inc.
7.375% due 09/01/2018		$1,000	$1,045
Hecla Mining Co.
6.875% due 05/01/2021		500	483
Hertz Corp.
5.875% due 10/15/2020		500	521
6.250% due 10/15/2022		500	519
6.750% due 04/15/2019		3,000	3,247
7.375% due 01/15/2021		1,500	1,654
Hexion U.S. Finance Corp.
6.625% due 04/15/2020		1,500	1,545
8.875% due 02/01/2018		2,500	2,609
9.000% due 11/15/2020		2,000	2,005
Hiland Partners LP
7.250% due 10/01/2020		500	539
Hilton Worldwide Finance LLC
5.625% due 10/15/2021		3,500	3,638
HJ Heinz Finance Co.
7.125% due 08/01/2039		1,500	1,549
Hologic, Inc.
6.250% due 08/01/2020		2,000	2,120
Hospira, Inc.
5.200% due 08/12/2020		500	519
5.800% due 08/12/2023		1,000	1,033
Host Hotels & Resorts LP
5.250% due 03/15/2022		1,000	1,043
6.000% due 10/01/2021		2,000	2,178
Hughes Satellite Systems Corp.
6.500% due 06/15/2019		500	544
7.625% due 06/15/2021		1,000	1,120
Huntington Ingalls Industries, Inc.
6.875% due 03/15/2018		1,000	1,085
Huntsman International LLC
4.875% due 11/15/2020		2,500	2,475
8.625% due 03/15/2021		4,000	4,540
IASIS Healthcare LLC
8.375% due 05/15/2019		4,000	4,260
Igloo Holdings Corp.
8.250% due 12/15/2017 (b)		600	612
Immucor, Inc.
11.125% due 08/15/2019		1,000	1,130
IMS Health, Inc.
6.000% due 11/01/2020		2,000	2,130
Ineos Finance PLC
7.500% due 05/01/2020		2,000	2,202
INEOS Group Holdings S.A.
6.125% due 08/15/2018		1,500	1,511
6.500% due 08/15/2018	EUR	1,500	2,120
Infor U.S., Inc.
9.375% due 04/01/2019		$250	283
Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023		4,000	3,820
6.625% due 12/15/2022		500	518
7.250% due 04/01/2019		1,500	1,627
7.250% due 10/15/2020		4,250	4,670
7.500% due 04/01/2021		3,500	3,876
Intelsat Luxembourg S.A.
6.750% due 06/01/2018		250	267
7.750% due 06/01/2021		1,500	1,614
8.125% due 06/01/2023		2,000	2,152
Interactive Data Corp.
10.250% due 08/01/2018		1,500	1,652
Interline Brands, Inc.
7.500% due 11/15/2018		500	531
10.000% due 11/15/2018 (b)		250	274
inVentiv Health, Inc.
11.000% due 08/15/2018		250	223

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Iron Mountain, Inc.
5.750% due 08/15/2024	$1,000	$933
Jaguar Holding Co.
9.375% due 10/15/2017 (b)	500	531
9.500% due 12/01/2019	1,000	1,130
Jaguar Land Rover Automotive PLC
4.125% due 12/15/2018	2,500	2,528
7.750% due 05/15/2018	750	811
8.125% due 05/15/2021	2,000	2,285
Jarden Corp.
7.500% due 05/01/2017	1,500	1,744
JMC Steel Group
8.250% due 03/15/2018	2,000	2,025
Kinetic Concepts, Inc.
10.500% due 11/01/2018	2,500	2,887
Kodiak Oil & Gas Corp.
5.500% due 01/15/2021	500	501
L Brands, Inc.
5.625% due 02/15/2022	1,000	1,028
Lamar Media Corp.
5.000% due 05/01/2023	1,000	955
5.875% due 02/01/2022	500	515
Land O’ Lakes, Inc.
6.000% due 11/15/2022	1,000	1,035
Laredo Petroleum, Inc.
9.500% due 02/15/2019	1,500	1,684
Lear Corp.
4.750% due 01/15/2023	1,000	943
Lender Processing Services, Inc.
5.750% due 04/15/2023	750	780
Levi Strauss & Co.
7.625% due 05/15/2020	1,000	1,103
Lightstream Resources Ltd.
8.625% due 02/01/2020	1,500	1,523
Live Nation Entertainment, Inc.
7.000% due 09/01/2020	1,000	1,090
LKQ Corp.
4.750% due 05/15/2023	1,000	933
Logan’s Roadhouse, Inc.
10.750% due 10/15/2017	1,000	748
Mallinckrodt International Finance S.A.
4.750% due 04/15/2023	2,000	1,846
Manitowoc Co., Inc.
5.875% due 10/15/2022	1,000	1,015
8.500% due 11/01/2020	3,000	3,420
9.500% due 02/15/2018	1,000	1,056
Masonite International Corp.
8.250% due 04/15/2021	2,500	2,762
McClatchy Co.
9.000% due 12/15/2022	1,500	1,657
MCE Finance Ltd.
5.000% due 02/15/2021	3,500	3,421
MGM Resorts International
6.625% due 12/15/2021	5,000	5,294
6.750% due 10/01/2020	3,000	3,217
6.875% due 04/01/2016	450	497
7.500% due 06/01/2016	1,500	1,687
7.625% due 01/15/2017	2,000	2,285
7.750% due 03/15/2022	2,000	2,245
8.625% due 02/01/2019	1,500	1,766
Michael Foods Group, Inc.
9.750% due 07/15/2018	2,000	2,185
Michaels Stores, Inc.
7.750% due 11/01/2018	1,500	1,635
Momentive Performance Materials, Inc.
8.875% due 10/15/2020	750	793

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	13

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mueller Water Products, Inc.
8.750% due 09/01/2020		$440	$495
MultiPlan, Inc.
9.875% due 09/01/2018		1,750	1,934
Murphy Oil USA, Inc.
6.000% due 08/15/2023		1,250	1,263
Nara Cable Funding Ltd.
8.875% due 12/01/2018	EUR	500	749
8.875% due 12/01/2018		$2,250	2,430
NBTY, Inc.
9.000% due 10/01/2018		1,500	1,652
NCR Corp.
4.625% due 02/15/2021		1,500	1,444
5.000% due 07/15/2022		2,000	1,912
NCR Escrow Corp.
5.875% due 12/15/2021		500	512
6.375% due 12/15/2023		500	513
NeuStar, Inc.
4.500% due 01/15/2023		400	363
Newfield Exploration Co.
6.875% due 02/01/2020		1,050	1,130
7.125% due 05/15/2018		1,075	1,119
Nielsen Co. Luxembourg SARL
5.500% due 10/01/2021		2,000	2,035
Nielsen Finance LLC
4.500% due 10/01/2020		2,500	2,444
7.750% due 10/15/2018		2,500	2,712
Nokia OYJ
5.375% due 05/15/2019		1,000	1,043
Nortek, Inc.
8.500% due 04/15/2021		1,000	1,113
Novelis, Inc.
8.375% due 12/15/2017		2,000	2,139
8.750% due 12/15/2020		4,500	5,029
NXP BV
5.750% due 03/15/2023		2,000	2,040
Oasis Petroleum, Inc.
6.500% due 11/01/2021		1,000	1,075
6.875% due 03/15/2022		1,000	1,065
6.875% due 01/15/2023		1,000	1,070
OGX Austria GmbH
8.500% due 06/01/2018 ^		3,000	255
Orion Engineered Carbons Bondco GmbH
9.625% due 06/15/2018		1,349	1,497
Orion Engineered Carbons Finance & Co. S.C.A.
9.250% due 08/01/2019 (b)		1,000	1,050
Oshkosh Corp.
8.250% due 03/01/2017		175	184
8.500% due 03/01/2020		175	194
Party City Holdings, Inc.
8.875% due 08/01/2020		1,500	1,687
Peabody Energy Corp.
6.000% due 11/15/2018		1,250	1,338
6.250% due 11/15/2021		2,500	2,537
Penn National Gaming, Inc.
5.875% due 11/01/2021		1,500	1,485
Penske Automotive Group, Inc.
5.750% due 10/01/2022		500	514
Perstorp Holding AB
8.750% due 05/15/2017		3,000	3,240
11.000% due 08/15/2017		1,250	1,338
Petco Animal Supplies, Inc.
9.250% due 12/01/2018		2,500	2,694
Petco Holdings, Inc.
8.500% due 10/15/2017 (b)		2,000	2,050
PHH Corp.
6.375% due 08/15/2021		750	754

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.250% due 03/01/2016	$500	$571
Pilgrim’s Pride Corp.
7.875% due 12/15/2018	1,000	1,095
Pinnacle Entertainment, Inc.
7.500% due 04/15/2021	3,000	3,270
7.750% due 04/01/2022	1,000	1,095
Pinnacle Foods Finance LLC
4.875% due 05/01/2021	3,000	2,850
Pinnacle Operating Corp.
9.000% due 11/15/2020	350	372
Plains Exploration & Production Co.
6.125% due 06/15/2019	2,000	2,188
6.750% due 02/01/2022	1,000	1,102
6.875% due 02/15/2023	750	840
Ply Gem Industries, Inc.
8.250% due 02/15/2018	2,238	2,395
Polymer Group, Inc.
7.750% due 02/01/2019	1,000	1,071
Polypore International, Inc.
7.500% due 11/15/2017	1,500	1,589
Post Holdings, Inc.
6.750% due 12/01/2021	2,500	2,594
7.375% due 02/15/2022	2,000	2,150
Precision Drilling Corp.
6.500% due 12/15/2021	1,000	1,070
Prestige Brands, Inc.
5.375% due 12/15/2021	1,250	1,269
8.125% due 02/01/2020	500	563
PVH Corp.
4.500% due 12/15/2022	3,000	2,857
7.375% due 05/15/2020	1,750	1,936
Quebecor Media, Inc.
7.750% due 03/15/2016	323	328
Radiation Therapy Services, Inc.
9.875% due 04/15/2017	750	664
Rain CII Carbon LLC
8.000% due 12/01/2018	1,000	1,040
8.250% due 01/15/2021	1,000	1,025
Range Resources Corp.
5.000% due 08/15/2022	1,500	1,481
5.000% due 03/15/2023	1,000	983
5.750% due 06/01/2021	500	533
6.750% due 08/01/2020	750	816
Regency Energy Partners LP
4.500% due 11/01/2023	1,000	915
5.500% due 04/15/2023	1,000	980
6.875% due 12/01/2018	1,125	1,212
Rexel S.A.
6.125% due 12/15/2019	1,000	1,050
Reynolds Group Issuer, Inc.
5.750% due 10/15/2020	5,000	5,125
6.875% due 02/15/2021	1,500	1,624
7.125% due 04/15/2019	1,250	1,338
7.875% due 08/15/2019	1,000	1,110
8.250% due 02/15/2021	3,000	3,217
8.500% due 05/15/2018	1,175	1,246
9.000% due 04/15/2019	2,000	2,155
9.875% due 08/15/2019	4,000	4,470
Rockies Express Pipeline LLC
5.625% due 04/15/2020	1,000	893
6.000% due 01/15/2019	750	698
Rockwood Specialties Group, Inc.
4.625% due 10/15/2020	2,500	2,566
Ryerson, Inc.
9.000% due 10/15/2017	750	796
Ryland Group, Inc.
5.375% due 10/01/2022	1,000	955

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		$750	$737
5.625% due 04/15/2023		1,500	1,410
Sable International Finance Ltd.
8.750% due 02/01/2020		1,000	1,130
Salix Pharmaceuticals Ltd.
6.000% due 01/15/2021		1,500	1,541
Sally Holdings LLC
5.750% due 06/01/2022		1,500	1,567
6.875% due 11/15/2019		550	611
Samson Investment Co.
10.500% due 02/15/2020		3,000	3,285
SandRidge Energy, Inc.
7.500% due 03/15/2021		1,500	1,579
7.500% due 02/15/2023		1,000	1,020
8.125% due 10/15/2022		1,000	1,065
Sappi Papier Holding GmbH
6.625% due 04/15/2021		1,000	990
7.750% due 07/15/2017		750	825
SBA Communications Corp.
5.625% due 10/01/2019		500	518
SBA Telecommunications, Inc.
5.750% due 07/15/2020		1,000	1,045
Schaeffler Finance BV
4.750% due 05/15/2021		3,000	3,007
7.750% due 02/15/2017		1,000	1,140
7.750% due 02/15/2017	EUR	2,500	3,992
8.500% due 02/15/2019		$2,500	2,825
8.750% due 02/15/2019	EUR	1,500	2,350
Schaeffler Holding Finance BV
6.875% due 08/15/2018		$3,500	3,727
Scientific Games International, Inc.
6.250% due 09/01/2020		1,250	1,288
Scotts Miracle-Gro Co.
6.625% due 12/15/2020		500	541
7.250% due 01/15/2018		150	157
Sealed Air Corp.
5.250% due 04/01/2023		1,000	978
8.125% due 09/15/2019		2,000	2,255
8.375% due 09/15/2021		2,000	2,280
Sensata Technologies BV
4.875% due 10/15/2023		1,500	1,418
6.500% due 05/15/2019		1,500	1,616
Serta Simmons Holdings LLC
8.125% due 10/01/2020		1,000	1,093
ServiceMaster Co.
7.000% due 08/15/2020		3,500	3,487
8.000% due 02/15/2020		1,000	1,025
Sinclair Television Group, Inc.
5.375% due 04/01/2021		1,000	990
6.125% due 10/01/2022		1,000	1,015
6.375% due 11/01/2021		500	520
SIWF Merger Sub, Inc.
6.250% due 06/01/2021		1,500	1,517
Smithfield Foods, Inc.
6.625% due 08/15/2022		4,000	4,260
Smurfit Kappa Treasury Funding Ltd.
7.500% due 11/20/2025		500	549
Softbank Corp.
4.500% due 04/15/2020		3,000	2,940
Sonat, Inc.
7.000% due 02/01/2018		500	545
Sophia LP
9.750% due 01/15/2019		2,000	2,225
Spectrum Brands Escrow Corp.
6.375% due 11/15/2020		500	535
6.625% due 11/15/2022		2,500	2,666

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SPX Corp.
6.875% due 09/01/2017		$750	$851
Starz LLC
5.000% due 09/15/2019		1,500	1,541
Steel Dynamics, Inc.
6.125% due 08/15/2019		500	544
6.375% due 08/15/2022		500	543
7.625% due 03/15/2020		1,500	1,633
STHI Holding Corp.
8.000% due 03/15/2018		2,000	2,150
Suburban Propane Partners LP
7.375% due 03/15/2020		275	296
7.375% due 08/01/2021		182	199
7.500% due 10/01/2018		844	909
Sun Products Corp.
7.750% due 03/15/2021		1,500	1,328
SunGard Data Systems, Inc.
6.625% due 11/01/2019		1,000	1,055
7.375% due 11/15/2018		1,500	1,592
7.625% due 11/15/2020		1,500	1,642
Sunrise Communications Holdings S.A.
8.500% due 12/31/2018	EUR	500	753
Sunrise Communications International S.A.
5.625% due 12/31/2017	CHF	500	586
7.000% due 12/31/2017	EUR	475	691
Syniverse Holdings, Inc.
9.125% due 01/15/2019		$1,000	1,098
T-Mobile USA, Inc.
6.731% due 04/28/2022		2,500	2,616
6.836% due 04/28/2023		2,000	2,082
Taminco Global Chemical Corp.
9.750% due 03/31/2020		1,500	1,710
Tempur Sealy International, Inc.
6.875% due 12/15/2020		1,000	1,095
Tenet Healthcare Corp.
4.375% due 10/01/2021		2,000	1,890
4.500% due 04/01/2021		6,000	5,707
6.000% due 10/01/2020		1,000	1,046
8.000% due 08/01/2020		2,500	2,722
8.125% due 04/01/2022		1,000	1,080
Terex Corp.
6.000% due 05/15/2021		1,100	1,143
Tesoro Logistics LP
5.875% due 10/01/2020		500	514
TMS International Corp.
7.625% due 10/15/2021		500	535
Tomkins LLC
9.000% due 10/01/2018		1,577	1,735
TransDigm, Inc.
5.500% due 10/15/2020		3,000	2,947
7.750% due 12/15/2018		3,000	3,232
TransUnion Holding Co., Inc.
8.125% due 06/15/2018 (b)		1,500	1,590
9.625% due 06/15/2018		500	540
TransUnion LLC
11.375% due 06/15/2018		2,000	2,190
TreeHouse Foods, Inc.
7.750% due 03/01/2018		750	788
Trinseo Materials Operating S.C.A.
8.750% due 02/01/2019		2,500	2,594
Triumph Group, Inc.
4.875% due 04/01/2021		1,000	975
Tronox Finance LLC
6.375% due 08/15/2020		1,000	1,025
TRW Automotive, Inc.
4.500% due 03/01/2021		1,000	1,015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. Coatings Acquisition, Inc.
7.375% due 05/01/2021		$1,000	$1,071
United Rentals North America, Inc.
6.125% due 06/15/2023		350	357
7.375% due 05/15/2020		1,000	1,114
7.625% due 04/15/2022		2,250	2,512
8.250% due 02/01/2021		1,500	1,699
8.375% due 09/15/2020		1,500	1,680
Unitymedia Hessen GmbH & Co. KG
5.500% due 09/15/2022	EUR	2,000	2,841
5.500% due 01/15/2023		$2,000	1,950
5.750% due 01/15/2023	EUR	1,500	2,136
7.500% due 03/15/2019		750	1,127
7.500% due 03/15/2019		$500	546
Unitymedia KabelBW GmbH
9.500% due 03/15/2021	EUR	300	481
Univision Communications, Inc.
5.125% due 05/15/2023		$1,000	1,004
6.750% due 09/15/2022		1,500	1,650
6.875% due 05/15/2019		3,000	3,221
7.875% due 11/01/2020		1,750	1,932
8.500% due 05/15/2021		2,500	2,762
UPC Holding BV
6.375% due 09/15/2022	EUR	2,000	2,841
6.750% due 03/15/2023		1,000	1,414
6.750% due 03/15/2023	CHF	1,000	1,150
8.375% due 08/15/2020	EUR	1,250	1,900
UPCB Finance Ltd.
7.250% due 11/15/2021		$2,500	2,725
USG Corp.
5.875% due 11/01/2021		2,500	2,603
8.375% due 10/15/2018		1,500	1,639
Valeant Pharmaceuticals International, Inc.
5.625% due 12/01/2021		2,500	2,519
6.375% due 10/15/2020		1,000	1,059
6.750% due 08/15/2021		2,000	2,130
6.875% due 12/01/2018		1,000	1,075
7.000% due 10/01/2020		2,500	2,706
7.250% due 07/15/2022		3,000	3,244
7.500% due 07/15/2021		2,000	2,205
VeriSign, Inc.
4.625% due 05/01/2023		2,000	1,920
Videotron Ltd.
9.125% due 04/15/2018		234	246
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
7.748% due 02/02/2021		1,250	1,361
VWR Funding, Inc.
7.250% due 09/15/2017		2,000	2,155
Warner Chilcott Co. LLC
7.750% due 09/15/2018		3,000	3,262
WESCO Distribution, Inc.
5.375% due 12/15/2021		500	501
Whiting Petroleum Corp.
5.750% due 03/15/2021		3,500	3,631
Wind Acquisition Finance S.A.
7.250% due 02/15/2018		3,000	3,172
Windstream Corp.
7.750% due 10/15/2020		1,000	1,066
7.750% due 10/01/2021		500	533
8.125% due 09/01/2018		1,000	1,080
Wise Metals Group LLC
8.750% due 12/15/2018		1,050	1,110
Wolverine World Wide, Inc.
6.125% due 10/15/2020		500	538
Wynn Las Vegas LLC
4.250% due 05/30/2023		500	469

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.375% due 03/15/2022	$2,500	$2,537
7.750% due 08/15/2020	1,500	1,691
Wynn Macau Ltd.
5.250% due 10/15/2021	1,250	1,255
Zayo Group LLC
8.125% due 01/01/2020	750	825

		862,482

UTILITIES 8.6%
Access Midstream Partners LP
4.875% due 05/15/2023	1,500	1,455
6.125% due 07/15/2022	500	538
AES Corp.
7.375% due 07/01/2021	3,000	3,397
8.000% due 10/15/2017	500	590
8.000% due 06/01/2020	1,500	1,762
9.750% due 04/15/2016	1,000	1,182
Athlon Holdings LP
7.375% due 04/15/2021	750	791
Atlas Pipeline Partners LP
5.875% due 08/01/2023	500	479
6.625% due 10/01/2020	1,000	1,050
Calpine Corp.
7.500% due 02/15/2021	2,399	2,630
7.875% due 07/31/2020	1,400	1,540
Covanta Holding Corp.
7.250% due 12/01/2020	500	548
Crestwood Midstream Partners LP
6.000% due 12/15/2020	750	776
Energy Future Intermediate Holding Co. LLC
6.875% due 08/15/2017	2,000	2,080
10.000% due 12/01/2020	5,000	5,330
EP Energy LLC
6.875% due 05/01/2019	500	541
9.375% due 05/01/2020	4,500	5,214
Expro Finance Luxembourg S.C.A.
8.500% due 12/15/2016	1,500	1,571
Exterran Partners LP
6.000% due 04/01/2021	1,000	998
Frontier Communications Corp.
7.125% due 03/15/2019	1,125	1,218
8.500% due 04/15/2020	500	563
9.000% due 08/15/2031	1,025	1,020
LBC Tank Terminals Holding Netherlands BV
6.875% due 05/15/2023	1,000	1,039
MarkWest Energy Partners LP
4.500% due 07/15/2023	2,000	1,885
5.500% due 02/15/2023	750	759
6.750% due 11/01/2020	450	491
MetroPCS Wireless, Inc.
6.250% due 04/01/2021	2,000	2,082
6.625% due 11/15/2020	2,500	2,659
6.625% due 04/01/2023	3,000	3,109
Midwest Generation LLC
8.560% due 01/02/2016 ^	636	729
NGPL PipeCo LLC
7.119% due 12/15/2017	750	683
9.625% due 06/01/2019	1,000	983
Northwestern Bell Telephone
7.750% due 05/01/2030	1,208	1,253
NRG Energy, Inc.
6.625% due 03/15/2023	1,500	1,519
7.625% due 01/15/2018	5,000	5,725
7.875% due 05/15/2021	1,000	1,113
8.250% due 09/01/2020	2,250	2,503
NSG Holdings LLC
7.750% due 12/15/2025	1,581	1,692

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	15

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Red Oak Power LLC
8.540% due 11/30/2019	$806	$862
Sabine Oil & Gas LLC
9.750% due 02/15/2017	2,000	2,090
Sprint Capital Corp.
6.875% due 11/15/2028	3,000	2,842
6.900% due 05/01/2019	4,500	4,939
8.750% due 03/15/2032	3,000	3,232
Sprint Communications, Inc.
6.000% due 11/15/2022	4,000	3,920
7.000% due 03/01/2020	1,500	1,680
8.375% due 08/15/2017	1,000	1,162
9.000% due 11/15/2018	2,500	3,019
Sprint Corp.
7.125% due 06/15/2024	2,000	2,035
7.250% due 09/15/2021	3,500	3,771
7.875% due 09/15/2023	1,500	1,616
Targa Resources Partners LP
4.250% due 11/15/2023	1,000	900
5.250% due 05/01/2023	1,500	1,461
6.375% due 08/01/2022	375	398
7.875% due 10/15/2018	1,000	1,080
Tenaska Alabama Partners LP
7.000% due 06/30/2021	1,449	1,557
tw telecom Holdings, Inc.
5.375% due 10/01/2022	500	493
VimpelCom Holdings BV
7.504% due 03/01/2022	750	785
Virgin Media Finance PLC
6.375% due 04/15/2023	2,000	2,045

		103,384

Total Corporate Bonds & Notes (Cost $1,031,447)		1,076,385

U.S. TREASURY OBLIGATIONS 0.4%
U.S. Treasury Notes
1.375% due 06/30/2018 (f)	5,000	4,961

Total U.S. Treasury Obligations (Cost $5,012)		4,961

MORTGAGE-BACKED SECURITIES 0.4%
Bear Stearns Alt-A Trust
4.387% due 11/25/2036 ^	841	645

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Mortgage Loan Trust, Inc.
2.591% due 07/25/2046 ^	$31	$24
2.825% due 03/25/2034	10	10
Countrywide Alternative Loan Trust
0.377% due 03/20/2046	118	85
0.397% due 05/20/2046 ^	143	87
Countrywide Home Loan Mortgage Pass-Through Trust
0.485% due 03/25/2035	87	65
2.638% due 05/20/2036	476	360
GSR Mortgage Loan Trust
2.598% due 04/25/2035	12	11
HarborView Mortgage Loan Trust
0.993% due 12/19/2036 ^	41	32
2.665% due 08/19/2036 ^	55	41
IndyMac Mortgage Loan Trust
3.021% due 03/25/2037 ^	1,584	1,441
6.000% due 07/25/2037	729	638
Luminent Mortgage Trust
0.345% due 12/25/2036	29	21
MASTR Adjustable Rate Mortgages Trust
0.375% due 04/25/2046	27	20
Residential Accredit Loans, Inc. Trust
3.079% due 03/25/2035 ^	45	37
Residential Asset Securitization Trust
0.565% due 01/25/2046 ^	362	193
Structured Asset Mortgage Investments Trust
0.385% due 09/25/2047	1,000	760
WaMu Mortgage Pass-Through Certificates
0.899% due 04/25/2047	48	42
0.959% due 12/25/2046	45	38
2.086% due 12/25/2036 ^	532	453
2.369% due 09/25/2036 ^	34	30
Washington Mutual MSC Mortgage Pass-Through Certificates
1.109% due 05/25/2046	41	30

Total Mortgage-Backed Securities (Cost $3,627)		5,063

ASSET-BACKED SECURITIES 0.0%
Credit-Based Asset Servicing and Securitization LLC
0.235% due 01/25/2037 ^	100	42
Structured Asset Securities Corp.
0.465% due 06/25/2035	244	211

Total Asset-Backed Securities (Cost $237)		253

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%
Ally Financial, Inc.
7.000% due 01/30/2014 (c)	1,750	$1,680
GMAC Capital Trust
8.125% due 02/15/2040	50,000	1,337

Total Preferred Securities (Cost $2,899)		3,017

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (d) 0.2%
		1,862

Total Short-Term Instruments (Cost $1,862)		1,862

Total Investments in Securities (Cost $1,049,712)		1,096,168

INVESTMENTS IN AFFILIATES 7.9%

SHORT-TERM INSTRUMENTS 7.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.9%
PIMCO Short-Term Floating NAV Portfolio	9,585,529	95,903

Total Short-Term Instruments (Cost $95,920)		95,903

Total Investments in Affiliates (Cost $95,920)		95,903

Total Investments 98.7% (Cost $1,145,632)		$1,192,071

Financial Derivative Instruments (e)(g) 0.0% (Cost or Premiums, net $(768))		393

Other Assets and Liabilities, net 1.3%		15,396

Net Assets 100.0%		$1,207,860

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Payment in-kind bond security.
(c)	Perpetual maturity, date shown represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.010%	12/31/2013	01/02/2014	$1,300	U.S. Treasury Notes 0.500% due 07/31/2017	$(1,329)	$1,300	$1,300
SSB	0.000%	12/31/2013	01/02/2014	562	Freddie Mac 2.080% due 10/17/2022	(575)	562	562

Total Repurchase Agreements						$(1,904)	$1,862	$1,862

(1)	Includes accrued interest.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

As of December 31, 2013, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowing while outstanding during the period ended December 31, 2013 was $1,621 at a weighted average interest rate of (1.632%).

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
BOS	$1,300	$0	$0	$0	$1,300	$(1,329)	$(29)
SSB	562	0	0	0	562	(575)	(13)

Total Borrowings and Other Financing Transactions	$1,862	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.HY-18 5-Year Index	5.000%	06/20/2017	$9,900	$980	$849	$20	$0
CDX.HY-19 5-Year Index	5.000%	12/20/2017	10,000	1,021	1,145	24	0
CDX.HY-20 5-Year Index	5.000%	06/20/2018	35,000	3,388	1,299	103	0
CDX.HY-21 5-Year Index	5.000%	12/20/2018	5,000	434	78	14	0

				$5,823	$3,371	$161	$0

Total Swap Agreements				$5,823	$3,371	$161	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2013:

(f)	Securities with an aggregate market value of $37 and cash of $2,698 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2013. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$161	$161	$0	$0	$0	$0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	17

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2014		EUR	26,271	$		36,249	$108	$0
	01/2014		GBP	74			121	0	(1)

BRC	01/2014		EUR	88			120	0	(1)
	03/2014		GBP	6,996			11,447	0	(133)

CBK	01/2014		EUR	177			242	0	(1)
	01/2014	$		36,272		EUR	26,347	0	(27)
	02/2014		EUR	26,347	$		36,271	26	0
	02/2014	$		1,471		EUR	1,072	4	0

DUB	02/2014			1,751			1,284	15	0

JPM	01/2014		EUR	88	$		121	0	0
	01/2014		GBP	30			50	0	0

UAG	02/2014		CHF	1,487			1,613	0	(54)

Total Forward Foreign Currency Contracts								$153	$(217)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND LOAN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2013 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BOA	HCA, Inc.	5.000%	03/20/2014	0.662%	$ 1,000	$(150)	$161	$11	$0
	SLM Corp.	5.000%	09/20/2014	0.329%	800	(112)	141	29	0

CBK	Community Health Systems, Inc.	5.000%	09/20/2014	0.385%	200	(18)	25	7	0

DUB	SLM Corp.	5.000%	09/20/2014	0.329%	300	(34)	44	10	0

FBF	AES Corp.	5.000%	03/20/2014	0.196%	1,000	(94)	107	13	0
	El Paso LLC	5.000%	12/20/2014	0.379%	2,500	(75)	192	117	0

GST	El Paso LLC	5.000%	09/20/2014	0.270%	3,000	(285)	394	109	0

Total Swap Agreements						$(768)	$1,064	$296	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or loan issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of December 31, 2013:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure (4)
BOA	$108	$0	$40	$148	$(1)	$0	$0	$(1)	$147	$(120)	$27
BRC	0	0	0	0	(134)	0	0	(134)	(134)	0	(134)
CBK	30	0	7	37	(28)	0	0	(28)	9	0	9
DUB	15	0	10	25	0	0	0	0	25	0	25
FBF	0	0	130	130	0	0	0	0	130	(170)	(40)
GST	0	0	109	109	0	0	0	0	109	(310)	(201)
UAG	0	0	0	0	(54)	0	0	(54)	(54)	0	(54)

Total Over the Counter	$153	$0	$296	$449	$(217)	$0	$0	$(217)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$161	$0	$0	$0	$161

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$153	$0	$153
Swap Agreements	0	296	0	0	0	296

	$0	$296	$0	$153	$0	$449

	$0	$457	$0	$153	$0	$610

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$217	$0	$217

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$3,717	$0	$0	$0	$3,717

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,456)	$0	$(2,456)
Swap Agreements	0	1,316	0	0	0	1,316

	$0	$1,316	$0	$(2,456)	$0	$(1,140)

	$0	$5,033	$0	$(2,456)	$0	$2,577

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$2,069	$0	$0	$0	$2,069

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$589	$0	$589
Swap Agreements	0	(760)	0	0	0	(760)

	$0	$(760)	$0	$589	$0	$(171)

	$0	$1,309	$0	$589	$0	$1,898

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Bank Loan Obligations	$0	$4,374	$253	$4,627
Corporate Bonds & Notes
Banking & Finance	0	110,519	0	110,519
Industrials	0	862,397	85	862,482
Utilities	0	102,655	729	103,384
U.S. Treasury Obligations	0	4,961	0	4,961
Mortgage-Backed Securities	0	5,063	0	5,063
Asset-Backed Securities	0	253	0	253
Preferred Securities
Banking & Finance	1,337	1,680	0	3,017
Short-Term Instruments
Repurchase Agreements	0	1,862	0	1,862
	$1,337	$1,093,764	$1,067	$1,096,168

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$95,903	$0	$0	$95,903

Total Investments	$97,240	$1,093,764	$1,067	$1,192,071

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	161	0	161
Over the counter	0	449	0	449
	$0	$610	$0	$610

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(217)	$0	$(217)

Totals	$97,240	$1,094,157	$1,067	$1,192,464

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	19

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

December 31, 2013

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2013:

Category and Subcategory	Beginning Balance at 12/31/2012	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2013 (1)
Investments in Securities, at Value
Bank Loan Obligations	$0	$250	$0	$0	$0	$3	$0	$0	$253	$3
Corporate Bonds & Notes
Industrials	113	0	(27)	0	0	(1)	0	0	85	0
Utilities	1,441	0	(833)	(5)	(20)	146	0	0	729	116

Totals	$1,554	$250	$(860)	$(5)	$(20)	$148	$0	$0	$1,067	$119

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$253	Indicative Market Quotation	Broker Quote	101.00
Corporate Bonds & Notes
Industrials	85	Third Party Vendor	Broker Quote	106.75
Utilities	729	Third Party Vendor	Broker Quote	114.50

Total	$1,067

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2013

1. ORGANIZATION

The PIMCO High Yield Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid and are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period and are included in net change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

ANNUAL REPORT	DECEMBER 31, 2013	21

Notes to Financial Statements (Cont.)

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the

New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These

ANNUAL REPORT	DECEMBER 31, 2013	23

Notes to Financial Statements (Cont.)

securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding.

Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2013, the Portfolio had $1,744,338 in unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  The Portfolio may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have

ANNUAL REPORT	DECEMBER 31, 2013	25

Notes to Financial Statements (Cont.)

the same term, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

When-Issued Transactions  The Portfolio may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2013 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
$ 105,401	$ 407,535	$ (417,000)	$ (157)	$ 124	$ 95,903	$ 335	$ 0

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the

Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any,

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined

ANNUAL REPORT	DECEMBER 31, 2013	27

Notes to Financial Statements (Cont.)

in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or loan issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or loan issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or loan issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2013 for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements. As mentioned earlier in this report, the U.S. is currently experiencing historically low interest rates. This combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, the fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair the performance of the Portfolio.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

ANNUAL REPORT	DECEMBER 31, 2013	29

Notes to Financial Statements (Cont.)

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.35%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

ANNUAL REPORT	DECEMBER 31, 2013	31

Notes to Financial Statements (Cont.)

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2013, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$7,440	$1,427	$530,217	$401,315

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2013		Year Ended 12/31/2012
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	55	$438	162	$1,266
Administrative Class	52,964	425,715	72,210	561,931
Advisor Class	10,717	86,099	20,433	158,780
Issued as reinvestment of distributions
Institutional Class	37	301	39	304
Administrative Class	7,179	57,822	6,639	51,949
Advisor Class	334	2,697	419	3,273
Cost of shares redeemed
Institutional Class	(201)	(1,601)	(116)	(901)
Administrative Class	(42,298)	(339,581)	(53,624)	(416,761)
Advisor Class	(13,303)	(106,773)	(21,403)	(165,008)
Net increase resulting from Portfolio share transactions	15,484	$125,117	24,759	$194,833

As of December 31, 2013, one shareholder owned 10% or more of the total Portfolio’s outstanding shares comprising 59% of the Portfolio, and the shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2013, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2010-2012, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2013, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$7,564	$—	$50,341	$(4,711)	$(1,959)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

ANNUAL REPORT	DECEMBER 31, 2013	33

Notes to Financial Statements (Cont.)

December 31, 2013

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through December 31, 2013 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2013 through December 31, 2013, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2013, the Portfolio had no accumulated capital losses.

As of December 31, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$1,145,523	$55,447	$(8,899)	$46,548

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and Lehman holdings.

For the fiscal years ended December 31, 2013 and December 31, 2012, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2013	$60,827	$—	$—
12/31/2012	$55,526	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

34	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO High Yield Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO High Yield Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2014

ANNUAL REPORT	DECEMBER 31, 2013	35

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.
BOS	Banc of America Securities LLC	FBF	Credit Suisse International	SSB	State Street Bank and Trust Co.
BRC	Barclays Bank PLC	GST	Goldman Sachs International	UAG	UBS AG Stamford
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.

Currency Abbreviations:
CHF	Swiss Franc	GBP	British Pound	USD (or $)	United States Dollar
EUR	Euro

Index Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield

Other Abbreviations:
ALT	Alternate Loan Trust

36	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013:

0.42%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.37%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2013	37

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	172	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

38	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian* (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Vice President	11/2013 to Present Treasurer 08/1997 to 11/2013	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

* Effective February 3, 2014, Dr. El-Erian no longer serves as a Senior Vice President of the Trust.

ANNUAL REPORT	DECEMBER 31, 2013	39

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

40	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 12-13, 2013, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2014. The Board also considered and approved for an additional one-year term through August 31, 2014, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2014.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreement are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust and the independent Trustees.

The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 12-13, 2013 meeting. The independent Trustees also met with counsel to the Trust and the independent Trustees on August 2, 2013 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

ANNUAL REPORT	DECEMBER 31, 2013	41

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2012, including, but not limited to, undertaking significant technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2013. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2013 and other performance data, as available, for the periods ended June 30, 2013 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2013 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 12-13, 2013 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2013.

42	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Board noted that, for periods ending May 31, 2013, the Administrative Class of 71%, 92% and 100% of the Portfolios outperformed their Lipper category median in the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 86% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2013 (based on the performance of the Administrative Class). The Board also noted that ten of 13 Portfolios, representing 93% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2013, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $23 billion as of May 31, 2013.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expense ratios in their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the size of the assets under management with PIMCO, the manner in which similar portfolios may be managed, different requirements with

ANNUAL REPORT	DECEMBER 31, 2013	43

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively; had been reduced for some Portfolios over time; had been held steady for most Portfolios as assets grew, or declined in the case of some Portfolios; and continued to be competitive compared with peers. The Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. The Trustees noted that the benefits of the unified fee were apparent during the recent financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC supported the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and in return for the fees paid to RALLC by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2013	45

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT39AR_123113

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2013

PIMCO High Yield Portfolio

Share Class

■	Advisor

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	35
Glossary	36
Federal Income Tax Information	37
Management of the Trust	38
Privacy Policy	40
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	41

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2013. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

The past twelve months were marked by ongoing periods of heightened bond market volatility brought on by uncertainty around central bank monetary and fiscal policy, geopolitical concerns, and a slower than hoped for rebound in the global economy. Following a particularly bumpy third quarter, however, all financial markets completed the year along a relatively smoother path. Federal Reserve (“Fed”) Chairman Ben Bernanke laid the groundwork in September, when he clarified the Fed’s commitment to maintain its quantitative easing (“QE”) bond purchase program of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero-bound range. The nomination of Janet Yellen to the Chairmanship further helped to reassure investors that the Fed would be committed to the continuation of their accommodative policies.

As investors were made particularly aware, beginning in mid-May conditions in financial markets deteriorated rapidly as markets reacted to signals by the Fed that it might begin to slow the pace of its asset purchases. This shift in tone fueled a broad-based sell-off within fixed income assets throughout the summer, undermining market liquidity and sending yields higher across the risk spectrum.

By mid-September, however, the Fed announced its intent to delay any tapering until more convincing indicators of economic growth become apparent and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore higher) and a rally across most equity markets. The Fed also maintained the Federal Funds Rate within a narrow range of zero to 25 basis points. Into October, investors were once again kept on edge by the uncertain fiscal policy and political landscape—namely the partial shutdown of the U.S. government that began during the first week of October, the ongoing debt ceiling negotiations between the White House and Congress, and confirmation proceedings for the next Fed Chairman. Investors were relieved by the last-minute deal announced on October 17 that reached an agreement to reopen the U.S. government and raise the debt ceiling.

In November, relative calm prevailed across most fixed income markets, and equity markets continued to rally. The European Central Bank (“ECB”) reduced their main policy rate (or the interest rate at which it lends money to banks) by 25 basis points to 0.25%, likely due to their concern over lower than expected inflation and a weak global growth outlook. The Bank of England (“BOE”) unanimously voted to leave its main policy rate unchanged amid a pickup in economic growth and expectations that this would lead to an eventual decline in the U.K. unemployment rate.

Towards the latter part of December, the Fed announced that beginning in January 2014 it intends to gradually exit its bond-buying program, by reducing it from $85 billion to $75 billion spread equally across mortgage and U.S. Treasury purchases. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee (“FOMC”) provided even greater assurances that the policy rate would remain near a zero-bound range until signs of sustainable growth are more broadly evident in the U.S. economy. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

U.S. Treasuries underperformed most other developed sovereign bond markets on a hedged basis as investors reacted to the various Fed announcements regarding the tapering of their QE bond purchase program. In particular, U.S. Treasury yields rose to their highest level in late December as investors reacted to the Fed’s announcement that it would begin the reduction of its asset purchases starting in January 2014. This decision was made on the back of improving economic data, which included a lower unemployment rate, respectable monthly job reports, and improving housing fundamentals. The benchmark ten-year U.S. Treasury note yielded 3.03% at the end of the reporting period, as compared to 1.76% on December 31, 2012. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 2.02% for the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 8.61% over the period, underperforming nominal U.S. Treasuries. U.S. TIPS sold off, particularly during the second quarter of the reporting period, as the market began to price in the inevitable Fed tapering decision, which was officially announced in December. The decision by the Fed to initiate the tapering of asset purchases was validated via stronger jobs and GDP data, with continual weaker inflation data adding further pressure to U.S. TIPS valuations towards the latter part of the period. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 9.52% over the period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries even with the Fed’s announcement that it would begin to reduce its asset purchases in January 2014. The announcement, however, did lead to differentiated performance among coupons, with lower coupons underperforming, as these bonds have been the largest beneficiaries of Fed purchases. Prices for non-Agency mortgages rose on limited outstanding supply, improving risk appetite and ongoing signs of recovery in the housing sector. Commercial MBS also outperformed amid strong investor demand and a continued rebound in property valuations.

■

The U.S. investment grade credit market, as measured by the Barclays U.S. Credit Index, declined 2.01% for the period, but outperformed like-duration U.S. Treasuries as spreads tightened, ending the year at the lowest level since the global financial crisis began. This positive performance was supported by improving global growth fundamentals and continued easy monetary policy. The high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 7.42% for the period. The sector was one of the best-performing fixed income sectors, benefiting from relatively sound fundamentals and investor demand for higher yielding assets with lower interest rate sensitivity.

■

Emerging markets (“EM”) external debt underperformed U.S. Treasuries during the year and was impacted by the second quarter sell-off. Country-specific stories and the risk-on market sentiment following the Fed tapering announcement supported lower spreads in the fourth quarter, particularly in December. EM local assets particularly underperformed U.S. Treasuries during the period, as weaker EM currencies and increases in local yields weighed on overall returns.

■

Developed market equities posted strong performance in 2013, despite a period marked by considerable volatility and uncertainty around central bank policy. U.S. equities, as measured by the S&P 500 Index, returned 32.39%. Global equities, as represented by the MSCI All Country World Index Net USD and MSCI World Index, returned 22.80% and 26.68%, respectively. Emerging market equities (“EM”), as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.60%. EM equities underperformed developed market equities due to declining earnings growth and rising interest rates in the U.S. which placed pressure on local EM currencies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2014

ANNUAL REPORT	DECEMBER 31, 2013	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO High Yield Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk, operational risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

4	PIMCO VARIABLE INSURANCE TRUST

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2013 to December 31, 2013.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2013	5

PIMCO High Yield Portfolio

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown‡

Corporate Bonds & Notes	90.3%
Short-Term Instruments	8.2%
Mortgage-Backed Securities	0.4%
U.S. Treasury Obligations	0.4%
Bank Loan Obligations	0.4%
Other	0.3%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	1 Year	5 Years	Class Inception (03/31/2006)
PIMCO High Yield Portfolio Advisor Class	5.63%	14.81%	6.90%
The BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index±	6.31%	16.46%	7.97%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.85% for Advisor Class shares.

± The BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/13)	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,050.10	$1,020.92
Expenses Paid During Period†	$4.39	$4.33
Net Annualized Expense Ratio	0.85%	0.85%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO High Yield Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its total assets in securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

»	An overweight to European high yield securities added to returns as this cohort outperformed the U.S. high yield bond market over the reporting period.

»	Security selection in the chemicals sector added to returns, where certain lower quality global issuers outperformed the broader high yield bond market during the reporting period.

»	Security selection in the energy sector detracted from returns due to idiosyncratic events that led to the general underperformance of these securities during the reporting period.

»	An underweight to the banking sector detracted from returns as the industry outperformed the broader high yield bond market during the reporting period.

»	Elevated cash levels in the Portfolio detracted from returns as the high yield bond market posted strong total returns during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO High Yield Portfolio

Selected Per Share Data for the Year Ended:	12/31/2013	12/31/2012	12/31/2011	12/31/2010	12/31/2009

Advisor Class
Net asset value beginning of year	$8.06	$7.47	$7.75	$7.28	$5.66
Net investment income (a)	0.41	0.42	0.50	0.53	0.55
Net realized/unrealized gain (loss)	0.03	0.61	(0.25)	0.48	1.62
Total income from investment operations	0.44	1.03	0.25	1.01	2.17
Dividends from net investment income	(0.43)	(0.44)	(0.53)	(0.54)	(0.55)
Total distributions	(0.43)	(0.44)	(0.53)	(0.54)	(0.55)
Net asset value end of year	$8.07	$8.06	$7.47	$7.75	$7.28
Total return	5.63%	14.18%	3.24%	14.35%	40.12%
Net assets end of year (000s)	$47,764	$65,863	$65,200	$21,861	$7,764
Ratio of expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.86%
Ratio of expenses to average net assets excluding interest expense	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income to average net assets	5.13%	5.41%	6.49%	6.92%	8.33%
Portfolio turnover rate	41%*	43%*	68%*	64%*	181%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	7

Statement of Assets and Liabilities PIMCO High Yield Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2013

Assets:
Investments, at value
Investments in securities*	$1,096,168
Investments in Affiliates	95,903
Financial Derivative Instruments
Exchange-traded or centrally cleared	161
Over the counter	449
Deposits with counterparty	2,698
Foreign currency, at value	89
Receivable for investments sold	373
Receivable for Portfolio shares sold	593
Interest and dividends receivable	18,700
Dividends receivable from Affiliates	30
1,215,164

Liabilities:
Financial Derivative Instruments
Over the counter	$217
Payable for investments purchased	4,007
Payable for investments in Affiliates purchased	30
Deposits from counterparty	600
Payable for Portfolio shares redeemed	1,621
Overdraft due to custodian	43
Accrued investment advisory fees	255
Accrued supervisory and administrative fees	358
Accrued distribution fees	10
Accrued servicing fees	146
Reimbursement to PIMCO	17
7,304

Net Assets	$1,207,860

Net Assets Consist of:
Paid in capital	$1,156,626
Undistributed net investment income	2,793
Accumulated undistributed net realized (loss)	(2,396)
Net unrealized appreciation	50,837
$1,207,860

Net Assets:
Institutional Class	$4,848
Administrative Class	1,155,248
Advisor Class	47,764

Shares Issued and Outstanding:
Institutional Class	601
Administrative Class	143,215
Advisor Class	5,921

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$8.07
Administrative Class	8.07
Advisor Class	8.07

Cost of Investments in Securities	$1,049,712
Cost of Investments in Affiliates	$95,920
Cost of Foreign Currency Held	$89
Cost or Premiums of Financial Derivative Instruments, net	$(768)

* Includes repurchase agreements of:	$1,862

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO High Yield Portfolio

(Amounts in thousands)	Year Ended December 31, 2013

Investment Income:
Interest	$66,135
Dividends	224
Dividends from Investments in Affiliates	335
Total Income	66,694

Expenses:
Investment advisory fees	2,791
Supervisory and administrative fees	3,907
Servicing fees - Administrative Class	1,591
Distribution and/or servicing fees - Advisor Class	126
Trustees’ fees	23
Interest expense	2
Total Expenses	8,440

Net Investment Income	58,254

Net Realized Gain (Loss):
Investments in securities	11,409
Investments in Affiliates	(157)
Exchange-traded or centrally cleared financial derivative instruments	3,717
Over the counter financial derivative instruments	(1,140)
Foreign currency	209
Net Realized Gain	14,038

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(12,682)
Investments in Affiliates	124
Exchange-traded or centrally cleared financial derivative instruments	2,069
Over the counter financial derivative instruments	(171)
Net Change in Unrealized (Depreciation)	(10,660)
Net Gain	3,378

Net Increase in Net Assets Resulting from Operations	$61,632

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	9

Statements of Changes in Net Assets PIMCO High Yield Portfolio

(Amounts in thousands)	Year Ended December 31, 2013	Year Ended December 31, 2012

Increase in Net Assets from:

Operations:
Net investment income	$58,254	$53,087
Net realized gain	14,038	15,854
Net change in unrealized appreciation (depreciation)	(10,660)	55,370
Net increase resulting from operations	61,632	124,311

Distributions to Shareholders:
From net investment income
Institutional Class	(301)	(304)
Administrative Class	(57,829)	(51,949)
Advisor Class	(2,697)	(3,273)

Total Distributions	(60,827)	(55,526)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	125,117	194,833

Total Increase in Net Assets	125,922	263,618

Net Assets:
Beginning of year	1,081,938	818,320
End of year*	$1,207,860	$1,081,938

* Including undistributed net investment income of:	$2,793	$4,376

**	See note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO High Yield Portfolio

December 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 90.8%

BANK LOAN OBLIGATIONS 0.4%
Catalent Pharma Solutions, Inc.
3.669% due 09/15/2016		$982	$988
Community Health Systems, Inc.
2.419% due 07/25/2014		181	182
Darling International, Inc.
3.250% due 12/19/2020		250	253
7.250% due 04/09/2014		1,750	1,744
Gardner Denver, Inc.
4.250% due 07/30/2020		499	500
Silver II US Holdings LLC
4.000% due 12/13/2019		488	489
Sun Products Corp.
5.500% due 03/18/2020		496	471

Total Bank Loan Obligations (Cost $4,628)			4,627

CORPORATE BONDS & NOTES 89.1%

BANKING & FINANCE 9.1%
A-S Co-Issuer Subsidiary, Inc.
7.875% due 12/15/2020		1,000	1,055
Ally Financial, Inc.
3.125% due 01/15/2016		1,500	1,537
3.500% due 07/18/2016		1,000	1,034
5.500% due 02/15/2017		3,000	3,262
6.250% due 12/01/2017		3,500	3,916
6.750% due 12/01/2014		100	105
7.500% due 09/15/2020		3,500	4,091
8.000% due 03/15/2020		2,000	2,407
8.000% due 11/01/2031		1,500	1,792
8.300% due 02/12/2015		1,750	1,886
American International Group, Inc.
8.175% due 05/15/2068		1,000	1,215
Ausdrill Finance Pty. Ltd.
6.875% due 11/01/2019		500	459
Barclays Bank PLC
14.000% due 06/15/2019 (c)	GBP	1,000	2,211
Capsugel Finance Co. S.C.A.
9.875% due 08/01/2019	EUR	2,000	3,085
CBRE Services, Inc.
5.000% due 03/15/2023		$1,500	1,449
CIT Group, Inc.
4.250% due 08/15/2017		4,500	4,702
5.000% due 05/15/2017		1,000	1,073
5.000% due 08/15/2022		9,000	8,812
5.250% due 03/15/2018		2,500	2,691
5.500% due 02/15/2019		2,000	2,155
CNL Lifestyle Properties, Inc.
7.250% due 04/15/2019		1,500	1,552
Corrections Corp. of America
4.625% due 05/01/2023		2,500	2,369
Credit Agricole S.A.
8.375% due 10/13/2019 (c)		2,000	2,280
Credit Suisse AG
6.500% due 08/08/2023		750	800
Denali Borrower LLC
5.625% due 10/15/2020		3,000	2,981
E*TRADE Financial Corp.
6.000% due 11/15/2017		500	534
6.375% due 11/15/2019		2,000	2,157
6.750% due 06/01/2016		500	545
General Motors Financial Co., Inc.
2.750% due 05/15/2016		250	254
3.250% due 05/15/2018		2,000	2,005
4.250% due 05/15/2023		3,000	2,861

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HBOS PLC
6.750% due 05/21/2018		$1,000	$1,136
Hockey Merger Sub, Inc.
7.875% due 10/01/2021		1,500	1,549
International Lease Finance Corp.
6.250% due 05/15/2019		2,000	2,175
7.125% due 09/01/2018		1,750	2,034
8.625% due 09/15/2015		3,000	3,341
8.750% due 03/15/2017		2,000	2,365
Jefferies Finance LLC
7.375% due 04/01/2020		2,000	2,090
LBG Capital PLC
6.439% due 05/23/2020	EUR	500	729
7.588% due 05/12/2020	GBP	500	882
7.625% due 10/14/2020	EUR	250	371
7.867% due 12/17/2019	GBP	500	882
7.869% due 08/25/2020		1,000	1,769
7.875% due 11/01/2020		$2,500	2,716
8.000% due 06/15/2020 (c)		500	536
9.125% due 07/15/2020	GBP	500	900
11.040% due 03/19/2020		500	954
MPH Intermediate Holding Co.
8.375% due 08/01/2018		$1,000	1,044
PNK Finance Corp.
6.375% due 08/01/2021		1,000	1,028
Provident Funding Associates LP
6.750% due 06/15/2021		500	500
RBS Capital Trust
2.393% due 03/30/2014 (c)	EUR	350	439
Regions Financial Corp.
7.375% due 12/10/2037		$1,500	1,619
RHP Hotel Properties LP
5.000% due 04/15/2021		2,000	1,985
Royal Bank of Scotland Group PLC
7.640% due 09/30/2017 (c)		1,000	985
7.648% due 09/30/2031 (c)		250	264
SLM Corp.
4.875% due 06/17/2019		2,000	1,994
5.000% due 06/15/2018		450	443
8.000% due 03/25/2020		1,000	1,136
8.450% due 06/15/2018		2,000	2,337
Sophia Holding Finance LP
9.625% due 12/01/2018		250	259
Springleaf Finance Corp.
6.900% due 12/15/2017		1,000	1,098
Towergate Finance PLC
8.500% due 02/15/2018	GBP	200	352
UBS AG
7.152% due 12/21/2017 (c)	EUR	600	916
UBS Preferred Funding Trust
6.243% due 05/15/2016 (c)		$660	706
Virgin Media Secured Finance PLC
6.000% due 04/15/2021	GBP	1,000	1,710

			110,519

INDUSTRIALS 71.4%
Accudyne Industries Borrower
7.750% due 12/15/2020		$2,500	2,662
Activision Blizzard, Inc.
5.625% due 09/15/2021		1,000	1,038
6.125% due 09/15/2023		3,000	3,135
ADT Corp.
3.500% due 07/15/2022		3,000	2,612
4.875% due 07/15/2042		750	564
6.250% due 10/15/2021		2,000	2,102
Aguila S.A.
7.875% due 01/31/2018		2,500	2,662

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Air Medical Group Holdings, Inc.
9.250% due 11/01/2018		$1,800	$1,953
Albea Beauty Holdings S.A.
8.375% due 11/01/2019		1,000	1,045
Alere, Inc.
8.625% due 10/01/2018		2,500	2,712
Aleris International, Inc.
7.625% due 02/15/2018		3,000	3,191
7.875% due 11/01/2020		750	801
Algeco Scotsman Global Finance PLC
8.500% due 10/15/2018		2,250	2,447
Allegion U.S. Holding Co., Inc.
5.750% due 10/01/2021		1,000	1,045
Alliance Data Systems Corp.
6.375% due 04/01/2020		1,250	1,316
Allison Transmission, Inc.
7.125% due 05/15/2019		1,000	1,083
Alphabet Holding Co., Inc.
7.750% due 11/01/2017 (b)		1,000	1,033
AMC Networks, Inc.
4.750% due 12/15/2022		5,000	4,787
7.750% due 07/15/2021		600	678
American Builders & Contractors Supply Co., Inc.
5.625% due 04/15/2021		1,250	1,259
Antero Resources Finance Corp.
5.375% due 11/01/2021		750	758
6.000% due 12/01/2020		1,000	1,055
7.250% due 08/01/2019		650	702
ARAMARK Corp.
5.750% due 03/15/2020		2,000	2,100
ArcelorMittal
4.250% due 08/05/2015		2,000	2,077
Arch Coal, Inc.
7.000% due 06/15/2019		750	600
7.250% due 10/01/2020		250	196
7.250% due 06/15/2021		1,000	770
8.000% due 01/15/2019		500	500
ARD Finance S.A.
11.125% due 06/01/2018 (b)		658	707
Ardagh Packaging Finance PLC
4.875% due 11/15/2022		1,000	995
7.000% due 11/15/2020		500	508
7.375% due 10/15/2017		1,000	1,079
9.250% due 10/15/2020	EUR	2,000	3,002
Arqiva Broadcast Finance PLC
9.500% due 03/31/2020	GBP	1,000	1,846
Ashland, Inc.
3.875% due 04/15/2018		$750	763
4.750% due 08/15/2022		4,000	3,820
6.875% due 05/15/2043		750	713
Ashtead Capital, Inc.
6.500% due 07/15/2022		1,000	1,071
Associated Materials LLC
9.125% due 11/01/2017		1,500	1,609
Atwood Oceanics, Inc.
6.500% due 02/01/2020		250	268
Avaya, Inc.
7.000% due 04/01/2019		1,500	1,478
Avis Budget Car Rental LLC
2.996% due 12/01/2017		750	758
Axiall Corp.
4.875% due 05/15/2023		250	237
B&G Foods, Inc.
4.625% due 06/01/2021		2,000	1,925
B/E Aerospace, Inc.
5.250% due 04/01/2022		3,000	3,060
6.875% due 10/01/2020		1,000	1,103

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	11

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ball Corp.
4.000% due 11/15/2023		$2,500	$2,250
BC Mountain LLC
7.000% due 02/01/2021		1,000	1,015
Beazer Homes USA, Inc.
6.625% due 04/15/2018		1,000	1,078
Belden, Inc.
5.500% due 09/01/2022		2,000	1,970
Berry Plastics Corp.
9.500% due 05/15/2018		1,500	1,616
9.750% due 01/15/2021		2,000	2,325
Beverage Packaging Holdings Luxembourg S.A.
5.625% due 12/15/2016		1,500	1,534
BI-LO LLC
9.250% due 02/15/2019		1,000	1,110
Biomet, Inc.
6.500% due 08/01/2020		7,500	7,912
6.500% due 10/01/2020		5,000	5,175
BlueScope Steel Finance Ltd.
7.125% due 05/01/2018		1,000	1,053
BMC Software Finance, Inc.
8.125% due 07/15/2021		700	725
Boise Cascade Co.
6.375% due 11/01/2020		750	793
Bristow Group, Inc.
6.250% due 10/15/2022		400	424
Building Materials Corp. of America
6.750% due 05/01/2021		2,000	2,170
6.875% due 08/15/2018		250	267
7.000% due 02/15/2020		900	972
7.500% due 03/15/2020		500	543
Bumble Bee Holdings, Inc.
9.000% due 12/15/2017		1,394	1,533
Cablevision Systems Corp.
5.875% due 09/15/2022		2,000	1,925
8.000% due 04/15/2020		1,000	1,123
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020		1,500	1,448
Calcipar S.A.
6.875% due 05/01/2018		500	533
Capella Healthcare, Inc.
9.250% due 07/01/2017		1,750	1,868
Capsugel S.A.
7.000% due 05/15/2019		2,000	2,041
Carlson Wagonlit BV
6.875% due 06/15/2019		750	782
7.500% due 06/15/2019	EUR	250	373
Case New Holland, Inc.
7.875% due 12/01/2017		$1,250	1,481
Catalent Pharma Solutions, Inc.
7.875% due 10/15/2018		1,000	1,020
CCO Holdings LLC
5.125% due 02/15/2023		2,000	1,865
5.250% due 09/30/2022		5,000	4,694
5.750% due 09/01/2023		2,750	2,619
6.500% due 04/30/2021		1,000	1,033
6.625% due 01/31/2022		1,000	1,035
Celanese U.S. Holdings LLC
4.625% due 11/15/2022		1,000	961
Cemex S.A.B. de C.V.
9.000% due 01/11/2018		2,500	2,756
Cequel Communications Holdings LLC
5.125% due 12/15/2021		3,000	2,827
6.375% due 09/15/2020		1,650	1,699
Ceridian Corp.
8.875% due 07/15/2019		250	289

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CGG S.A.
6.500% due 06/01/2021		$1,000	$1,030
9.500% due 05/15/2016		851	900
CHC Helicopter S.A.
9.250% due 10/15/2020		2,500	2,706
Chemtura Corp.
5.750% due 07/15/2021		1,500	1,528
Chesapeake Energy Corp.
5.750% due 03/15/2023		5,000	5,175
9.500% due 02/15/2015		2,000	2,177
Churchill Downs, Inc.
5.375% due 12/15/2021		250	255
Cimarex Energy Co.
5.875% due 05/01/2022		500	533
Cinemark USA, Inc.
5.125% due 12/15/2022		1,000	973
Clean Harbors, Inc.
5.125% due 06/01/2021		1,500	1,522
5.250% due 08/01/2020		1,000	1,035
Clear Channel Communications, Inc.
9.000% due 03/01/2021		1,500	1,522
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		3,500	3,585
7.625% due 03/15/2020		4,000	4,225
CNH Capital LLC
3.625% due 04/15/2018		2,000	2,037
3.875% due 11/01/2015		1,000	1,038
Coeur Mining, Inc.
7.875% due 02/01/2021		1,000	1,020
Columbus McKinnon Corp.
7.875% due 02/01/2019		250	271
CommScope, Inc.
8.250% due 01/15/2019		2,200	2,423
Community Health Systems, Inc.
5.125% due 08/15/2018		1,000	1,035
7.125% due 07/15/2020		2,000	2,077
8.000% due 11/15/2019		3,500	3,815
Concho Resources, Inc.
5.500% due 04/01/2023		500	518
6.500% due 01/15/2022		1,750	1,903
7.000% due 01/15/2021		750	829
CONSOL Energy, Inc.
8.000% due 04/01/2017		1,000	1,058
8.250% due 04/01/2020		3,000	3,262
Constellation Brands, Inc.
4.250% due 05/01/2023		5,000	4,675
6.000% due 05/01/2022		1,000	1,073
7.250% due 05/15/2017		1,000	1,168
Continental Airlines Pass-Through Trust
7.373% due 06/15/2017		80	85
Continental Resources, Inc.
4.500% due 04/15/2023		1,500	1,522
5.000% due 09/15/2022		500	520
7.125% due 04/01/2021		400	456
7.375% due 10/01/2020		250	283
8.250% due 10/01/2019		50	55
ConvaTec Finance International S.A.
8.250% due 01/15/2019		4,000	4,105
ConvaTec Healthcare E S.A.
10.500% due 12/15/2018		3,000	3,379
Crown Americas LLC
4.500% due 01/15/2023		3,000	2,820
Crown Castle International Corp.
5.250% due 01/15/2023		5,000	4,925
7.125% due 11/01/2019		500	541
Crown European Holdings S.A.
7.125% due 08/15/2018	EUR	175	257

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CSC Holdings LLC
7.625% due 07/15/2018	$2,000	$2,297
7.875% due 02/15/2018	3,000	3,442
8.625% due 02/15/2019	1,000	1,178
CST Brands, Inc.
5.000% due 05/01/2023	1,250	1,213
Darling Escrow Corp.
5.375% due 01/15/2022 (a)	2,000	2,017
DaVita HealthCare Partners, Inc.
5.750% due 08/15/2022	5,000	5,087
6.375% due 11/01/2018	1,000	1,052
6.625% due 11/01/2020	2,000	2,155
Del Monte Corp.
7.625% due 02/15/2019	4,000	4,165
Denbury Resources, Inc.
4.625% due 07/15/2023	1,000	908
8.250% due 02/15/2020	2,000	2,212
Digicel Group Ltd.
8.250% due 09/30/2020	1,000	1,041
10.500% due 04/15/2018	1,000	1,075
Digicel Ltd.
6.000% due 04/15/2021	1,000	968
8.250% due 09/01/2017	3,000	3,135
DigitalGlobe, Inc.
5.250% due 02/01/2021	1,750	1,715
DineEquity, Inc.
9.500% due 10/30/2018	3,000	3,345
DISH DBS Corp.
5.000% due 03/15/2023	5,000	4,687
5.125% due 05/01/2020	500	503
5.875% due 07/15/2022	5,000	5,025
6.750% due 06/01/2021	1,000	1,065
7.125% due 02/01/2016	2,000	2,220
7.750% due 05/31/2015	1,000	1,088
7.875% due 09/01/2019	2,500	2,869
DJO Finance LLC
7.750% due 04/15/2018	3,500	3,579
9.750% due 10/15/2017	500	511
Dresser-Rand Group, Inc.
6.500% due 05/01/2021	750	803
Eagle Spinco, Inc.
4.625% due 02/15/2021	3,500	3,443
Easton-Bell Sports, Inc.
9.750% due 12/01/2016	1,000	1,049
El Paso LLC
7.250% due 06/01/2018	500	573
7.750% due 01/15/2032	500	509
7.800% due 08/01/2031	1,150	1,170
8.050% due 10/15/2030	780	793
Endo Finance Co.
5.750% due 01/15/2022	3,500	3,526
Endo Health Solutions, Inc.
7.000% due 07/15/2019	1,500	1,612
7.000% due 12/15/2020	1,500	1,612
7.250% due 01/15/2022	1,250	1,344
Enterprise Products Operating LLC
8.375% due 08/01/2066	1,000	1,109
Envision Healthcare Corp.
8.125% due 06/01/2019	975	1,062
Era Group, Inc.
7.750% due 12/15/2022	750	776
First Data Corp.
6.750% due 11/01/2020	3,500	3,657
8.250% due 01/15/2021	4,000	4,275
12.625% due 01/15/2021	500	589
First Quality Finance Co., Inc.
4.625% due 05/15/2021	2,500	2,387

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Florida East Coast Railway Corp.
8.125% due 02/01/2017	$600	$629
FMG Resources Pty. Ltd.
6.875% due 04/01/2022	2,000	2,190
8.250% due 11/01/2019	2,500	2,816
Ford Motor Co.
9.215% due 09/15/2021	200	255
Forest Laboratories, Inc.
5.000% due 12/15/2021	3,000	3,019
Forest Oil Corp.
7.250% due 06/15/2019	788	771
FQM Akubra, Inc.
7.500% due 06/01/2021	1,000	1,050
8.750% due 06/01/2020	1,500	1,635
Fresenius Medical Care U.S. Finance, Inc.
5.625% due 07/31/2019	1,250	1,356
5.875% due 01/31/2022	1,250	1,325
Fresenius U.S. Finance, Inc.
9.000% due 07/15/2015	775	860
Gardner Denver, Inc.
6.875% due 08/15/2021	5,000	5,012
GenCorp, Inc.
7.125% due 03/15/2021	1,000	1,075
General Cable Corp.
6.500% due 10/01/2022	1,250	1,231
Geo Group, Inc.
5.125% due 04/01/2023	500	465
Gibraltar Industries, Inc.
6.250% due 02/01/2021	750	774
GLP Capital LP
5.375% due 11/01/2023	1,000	988
Goodyear Tire & Rubber Co.
8.250% due 08/15/2020	1,000	1,123
Graphic Packaging International, Inc.
4.750% due 04/15/2021	2,500	2,481
7.875% due 10/01/2018	1,000	1,089
Griffey Intermediate, Inc.
7.000% due 10/15/2020	2,000	1,605
Griffon Corp.
7.125% due 04/01/2018	1,000	1,065
Grifols, Inc.
8.250% due 02/01/2018	1,500	1,601
H&E Equipment Services, Inc.
7.000% due 09/01/2022	750	821
Hawk Acquisition Sub, Inc.
4.250% due 10/15/2020	5,500	5,335
HCA Holdings, Inc.
6.250% due 02/15/2021	4,000	4,195
7.750% due 05/15/2021	1,500	1,642
HCA, Inc.
4.750% due 05/01/2023	5,000	4,712
5.875% due 05/01/2023	1,750	1,732
6.500% due 02/15/2020	2,500	2,753
7.190% due 11/15/2015	180	197
7.250% due 09/15/2020	2,975	3,250
7.500% due 02/15/2022	4,000	4,400
8.000% due 10/01/2018	3,500	4,143
8.500% due 04/15/2019	1,500	1,594
HD Supply, Inc.
7.500% due 07/15/2020	5,000	5,412
8.125% due 04/15/2019	3,000	3,356
11.000% due 04/15/2020	2,500	2,975
11.500% due 07/15/2020	1,250	1,495
Headwaters, Inc.
7.625% due 04/01/2019	2,000	2,165
Health Management Associates, Inc.
7.375% due 01/15/2020	2,500	2,809

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Healthcare Technology Intermediate, Inc.
7.375% due 09/01/2018		$1,000	$1,045
Hecla Mining Co.
6.875% due 05/01/2021		500	483
Hertz Corp.
5.875% due 10/15/2020		500	521
6.250% due 10/15/2022		500	519
6.750% due 04/15/2019		3,000	3,247
7.375% due 01/15/2021		1,500	1,654
Hexion U.S. Finance Corp.
6.625% due 04/15/2020		1,500	1,545
8.875% due 02/01/2018		2,500	2,609
9.000% due 11/15/2020		2,000	2,005
Hiland Partners LP
7.250% due 10/01/2020		500	539
Hilton Worldwide Finance LLC
5.625% due 10/15/2021		3,500	3,638
HJ Heinz Finance Co.
7.125% due 08/01/2039		1,500	1,549
Hologic, Inc.
6.250% due 08/01/2020		2,000	2,120
Hospira, Inc.
5.200% due 08/12/2020		500	519
5.800% due 08/12/2023		1,000	1,033
Host Hotels & Resorts LP
5.250% due 03/15/2022		1,000	1,043
6.000% due 10/01/2021		2,000	2,178
Hughes Satellite Systems Corp.
6.500% due 06/15/2019		500	544
7.625% due 06/15/2021		1,000	1,120
Huntington Ingalls Industries, Inc.
6.875% due 03/15/2018		1,000	1,085
Huntsman International LLC
4.875% due 11/15/2020		2,500	2,475
8.625% due 03/15/2021		4,000	4,540
IASIS Healthcare LLC
8.375% due 05/15/2019		4,000	4,260
Igloo Holdings Corp.
8.250% due 12/15/2017 (b)		600	612
Immucor, Inc.
11.125% due 08/15/2019		1,000	1,130
IMS Health, Inc.
6.000% due 11/01/2020		2,000	2,130
Ineos Finance PLC
7.500% due 05/01/2020		2,000	2,202
INEOS Group Holdings S.A.
6.125% due 08/15/2018		1,500	1,511
6.500% due 08/15/2018	EUR	1,500	2,120
Infor U.S., Inc.
9.375% due 04/01/2019		$250	283
Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023		4,000	3,820
6.625% due 12/15/2022		500	518
7.250% due 04/01/2019		1,500	1,627
7.250% due 10/15/2020		4,250	4,670
7.500% due 04/01/2021		3,500	3,876
Intelsat Luxembourg S.A.
6.750% due 06/01/2018		250	267
7.750% due 06/01/2021		1,500	1,614
8.125% due 06/01/2023		2,000	2,152
Interactive Data Corp.
10.250% due 08/01/2018		1,500	1,652
Interline Brands, Inc.
7.500% due 11/15/2018		500	531
10.000% due 11/15/2018 (b)		250	274
inVentiv Health, Inc.
11.000% due 08/15/2018		250	223

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Iron Mountain, Inc.
5.750% due 08/15/2024	$1,000	$933
Jaguar Holding Co.
9.375% due 10/15/2017 (b)	500	531
9.500% due 12/01/2019	1,000	1,130
Jaguar Land Rover Automotive PLC
4.125% due 12/15/2018	2,500	2,528
7.750% due 05/15/2018	750	811
8.125% due 05/15/2021	2,000	2,285
Jarden Corp.
7.500% due 05/01/2017	1,500	1,744
JMC Steel Group
8.250% due 03/15/2018	2,000	2,025
Kinetic Concepts, Inc.
10.500% due 11/01/2018	2,500	2,887
Kodiak Oil & Gas Corp.
5.500% due 01/15/2021	500	501
L Brands, Inc.
5.625% due 02/15/2022	1,000	1,028
Lamar Media Corp.
5.000% due 05/01/2023	1,000	955
5.875% due 02/01/2022	500	515
Land O’ Lakes, Inc.
6.000% due 11/15/2022	1,000	1,035
Laredo Petroleum, Inc.
9.500% due 02/15/2019	1,500	1,684
Lear Corp.
4.750% due 01/15/2023	1,000	943
Lender Processing Services, Inc.
5.750% due 04/15/2023	750	780
Levi Strauss & Co.
7.625% due 05/15/2020	1,000	1,103
Lightstream Resources Ltd.
8.625% due 02/01/2020	1,500	1,523
Live Nation Entertainment, Inc.
7.000% due 09/01/2020	1,000	1,090
LKQ Corp.
4.750% due 05/15/2023	1,000	933
Logan’s Roadhouse, Inc.
10.750% due 10/15/2017	1,000	748
Mallinckrodt International Finance S.A.
4.750% due 04/15/2023	2,000	1,846
Manitowoc Co., Inc.
5.875% due 10/15/2022	1,000	1,015
8.500% due 11/01/2020	3,000	3,420
9.500% due 02/15/2018	1,000	1,056
Masonite International Corp.
8.250% due 04/15/2021	2,500	2,762
McClatchy Co.
9.000% due 12/15/2022	1,500	1,657
MCE Finance Ltd.
5.000% due 02/15/2021	3,500	3,421
MGM Resorts International
6.625% due 12/15/2021	5,000	5,294
6.750% due 10/01/2020	3,000	3,217
6.875% due 04/01/2016	450	497
7.500% due 06/01/2016	1,500	1,687
7.625% due 01/15/2017	2,000	2,285
7.750% due 03/15/2022	2,000	2,245
8.625% due 02/01/2019	1,500	1,766
Michael Foods Group, Inc.
9.750% due 07/15/2018	2,000	2,185
Michaels Stores, Inc.
7.750% due 11/01/2018	1,500	1,635
Momentive Performance Materials, Inc.
8.875% due 10/15/2020	750	793

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	13

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mueller Water Products, Inc.
8.750% due 09/01/2020		$440	$495
MultiPlan, Inc.
9.875% due 09/01/2018		1,750	1,934
Murphy Oil USA, Inc.
6.000% due 08/15/2023		1,250	1,263
Nara Cable Funding Ltd.
8.875% due 12/01/2018	EUR	500	749
8.875% due 12/01/2018		$2,250	2,430
NBTY, Inc.
9.000% due 10/01/2018		1,500	1,652
NCR Corp.
4.625% due 02/15/2021		1,500	1,444
5.000% due 07/15/2022		2,000	1,912
NCR Escrow Corp.
5.875% due 12/15/2021		500	512
6.375% due 12/15/2023		500	513
NeuStar, Inc.
4.500% due 01/15/2023		400	363
Newfield Exploration Co.
6.875% due 02/01/2020		1,050	1,130
7.125% due 05/15/2018		1,075	1,119
Nielsen Co. Luxembourg SARL
5.500% due 10/01/2021		2,000	2,035
Nielsen Finance LLC
4.500% due 10/01/2020		2,500	2,444
7.750% due 10/15/2018		2,500	2,712
Nokia OYJ
5.375% due 05/15/2019		1,000	1,043
Nortek, Inc.
8.500% due 04/15/2021		1,000	1,113
Novelis, Inc.
8.375% due 12/15/2017		2,000	2,139
8.750% due 12/15/2020		4,500	5,029
NXP BV
5.750% due 03/15/2023		2,000	2,040
Oasis Petroleum, Inc.
6.500% due 11/01/2021		1,000	1,075
6.875% due 03/15/2022		1,000	1,065
6.875% due 01/15/2023		1,000	1,070
OGX Austria GmbH
8.500% due 06/01/2018 ^		3,000	255
Orion Engineered Carbons Bondco GmbH
9.625% due 06/15/2018		1,349	1,497
Orion Engineered Carbons Finance & Co. S.C.A.
9.250% due 08/01/2019 (b)		1,000	1,050
Oshkosh Corp.
8.250% due 03/01/2017		175	184
8.500% due 03/01/2020		175	194
Party City Holdings, Inc.
8.875% due 08/01/2020		1,500	1,687
Peabody Energy Corp.
6.000% due 11/15/2018		1,250	1,338
6.250% due 11/15/2021		2,500	2,537
Penn National Gaming, Inc.
5.875% due 11/01/2021		1,500	1,485
Penske Automotive Group, Inc.
5.750% due 10/01/2022		500	514
Perstorp Holding AB
8.750% due 05/15/2017		3,000	3,240
11.000% due 08/15/2017		1,250	1,338
Petco Animal Supplies, Inc.
9.250% due 12/01/2018		2,500	2,694
Petco Holdings, Inc.
8.500% due 10/15/2017 (b)		2,000	2,050
PHH Corp.
6.375% due 08/15/2021		750	754

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.250% due 03/01/2016	$500	$571
Pilgrim’s Pride Corp.
7.875% due 12/15/2018	1,000	1,095
Pinnacle Entertainment, Inc.
7.500% due 04/15/2021	3,000	3,270
7.750% due 04/01/2022	1,000	1,095
Pinnacle Foods Finance LLC
4.875% due 05/01/2021	3,000	2,850
Pinnacle Operating Corp.
9.000% due 11/15/2020	350	372
Plains Exploration & Production Co.
6.125% due 06/15/2019	2,000	2,188
6.750% due 02/01/2022	1,000	1,102
6.875% due 02/15/2023	750	840
Ply Gem Industries, Inc.
8.250% due 02/15/2018	2,238	2,395
Polymer Group, Inc.
7.750% due 02/01/2019	1,000	1,071
Polypore International, Inc.
7.500% due 11/15/2017	1,500	1,589
Post Holdings, Inc.
6.750% due 12/01/2021	2,500	2,594
7.375% due 02/15/2022	2,000	2,150
Precision Drilling Corp.
6.500% due 12/15/2021	1,000	1,070
Prestige Brands, Inc.
5.375% due 12/15/2021	1,250	1,269
8.125% due 02/01/2020	500	563
PVH Corp.
4.500% due 12/15/2022	3,000	2,857
7.375% due 05/15/2020	1,750	1,936
Quebecor Media, Inc.
7.750% due 03/15/2016	323	328
Radiation Therapy Services, Inc.
9.875% due 04/15/2017	750	664
Rain CII Carbon LLC
8.000% due 12/01/2018	1,000	1,040
8.250% due 01/15/2021	1,000	1,025
Range Resources Corp.
5.000% due 08/15/2022	1,500	1,481
5.000% due 03/15/2023	1,000	983
5.750% due 06/01/2021	500	533
6.750% due 08/01/2020	750	816
Regency Energy Partners LP
4.500% due 11/01/2023	1,000	915
5.500% due 04/15/2023	1,000	980
6.875% due 12/01/2018	1,125	1,212
Rexel S.A.
6.125% due 12/15/2019	1,000	1,050
Reynolds Group Issuer, Inc.
5.750% due 10/15/2020	5,000	5,125
6.875% due 02/15/2021	1,500	1,624
7.125% due 04/15/2019	1,250	1,338
7.875% due 08/15/2019	1,000	1,110
8.250% due 02/15/2021	3,000	3,217
8.500% due 05/15/2018	1,175	1,246
9.000% due 04/15/2019	2,000	2,155
9.875% due 08/15/2019	4,000	4,470
Rockies Express Pipeline LLC
5.625% due 04/15/2020	1,000	893
6.000% due 01/15/2019	750	698
Rockwood Specialties Group, Inc.
4.625% due 10/15/2020	2,500	2,566
Ryerson, Inc.
9.000% due 10/15/2017	750	796
Ryland Group, Inc.
5.375% due 10/01/2022	1,000	955

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		$750	$737
5.625% due 04/15/2023		1,500	1,410
Sable International Finance Ltd.
8.750% due 02/01/2020		1,000	1,130
Salix Pharmaceuticals Ltd.
6.000% due 01/15/2021		1,500	1,541
Sally Holdings LLC
5.750% due 06/01/2022		1,500	1,567
6.875% due 11/15/2019		550	611
Samson Investment Co.
10.500% due 02/15/2020		3,000	3,285
SandRidge Energy, Inc.
7.500% due 03/15/2021		1,500	1,579
7.500% due 02/15/2023		1,000	1,020
8.125% due 10/15/2022		1,000	1,065
Sappi Papier Holding GmbH
6.625% due 04/15/2021		1,000	990
7.750% due 07/15/2017		750	825
SBA Communications Corp.
5.625% due 10/01/2019		500	518
SBA Telecommunications, Inc.
5.750% due 07/15/2020		1,000	1,045
Schaeffler Finance BV
4.750% due 05/15/2021		3,000	3,007
7.750% due 02/15/2017		1,000	1,140
7.750% due 02/15/2017	EUR	2,500	3,992
8.500% due 02/15/2019		$2,500	2,825
8.750% due 02/15/2019	EUR	1,500	2,350
Schaeffler Holding Finance BV
6.875% due 08/15/2018		$3,500	3,727
Scientific Games International, Inc.
6.250% due 09/01/2020		1,250	1,288
Scotts Miracle-Gro Co.
6.625% due 12/15/2020		500	541
7.250% due 01/15/2018		150	157
Sealed Air Corp.
5.250% due 04/01/2023		1,000	978
8.125% due 09/15/2019		2,000	2,255
8.375% due 09/15/2021		2,000	2,280
Sensata Technologies BV
4.875% due 10/15/2023		1,500	1,418
6.500% due 05/15/2019		1,500	1,616
Serta Simmons Holdings LLC
8.125% due 10/01/2020		1,000	1,093
ServiceMaster Co.
7.000% due 08/15/2020		3,500	3,487
8.000% due 02/15/2020		1,000	1,025
Sinclair Television Group, Inc.
5.375% due 04/01/2021		1,000	990
6.125% due 10/01/2022		1,000	1,015
6.375% due 11/01/2021		500	520
SIWF Merger Sub, Inc.
6.250% due 06/01/2021		1,500	1,517
Smithfield Foods, Inc.
6.625% due 08/15/2022		4,000	4,260
Smurfit Kappa Treasury Funding Ltd.
7.500% due 11/20/2025		500	549
Softbank Corp.
4.500% due 04/15/2020		3,000	2,940
Sonat, Inc.
7.000% due 02/01/2018		500	545
Sophia LP
9.750% due 01/15/2019		2,000	2,225
Spectrum Brands Escrow Corp.
6.375% due 11/15/2020		500	535
6.625% due 11/15/2022		2,500	2,666

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SPX Corp.
6.875% due 09/01/2017		$750	$851
Starz LLC
5.000% due 09/15/2019		1,500	1,541
Steel Dynamics, Inc.
6.125% due 08/15/2019		500	544
6.375% due 08/15/2022		500	543
7.625% due 03/15/2020		1,500	1,633
STHI Holding Corp.
8.000% due 03/15/2018		2,000	2,150
Suburban Propane Partners LP
7.375% due 03/15/2020		275	296
7.375% due 08/01/2021		182	199
7.500% due 10/01/2018		844	909
Sun Products Corp.
7.750% due 03/15/2021		1,500	1,328
SunGard Data Systems, Inc.
6.625% due 11/01/2019		1,000	1,055
7.375% due 11/15/2018		1,500	1,592
7.625% due 11/15/2020		1,500	1,642
Sunrise Communications Holdings S.A.
8.500% due 12/31/2018	EUR	500	753
Sunrise Communications International S.A.
5.625% due 12/31/2017	CHF	500	586
7.000% due 12/31/2017	EUR	475	691
Syniverse Holdings, Inc.
9.125% due 01/15/2019		$1,000	1,098
T-Mobile USA, Inc.
6.731% due 04/28/2022		2,500	2,616
6.836% due 04/28/2023		2,000	2,082
Taminco Global Chemical Corp.
9.750% due 03/31/2020		1,500	1,710
Tempur Sealy International, Inc.
6.875% due 12/15/2020		1,000	1,095
Tenet Healthcare Corp.
4.375% due 10/01/2021		2,000	1,890
4.500% due 04/01/2021		6,000	5,707
6.000% due 10/01/2020		1,000	1,046
8.000% due 08/01/2020		2,500	2,722
8.125% due 04/01/2022		1,000	1,080
Terex Corp.
6.000% due 05/15/2021		1,100	1,143
Tesoro Logistics LP
5.875% due 10/01/2020		500	514
TMS International Corp.
7.625% due 10/15/2021		500	535
Tomkins LLC
9.000% due 10/01/2018		1,577	1,735
TransDigm, Inc.
5.500% due 10/15/2020		3,000	2,947
7.750% due 12/15/2018		3,000	3,232
TransUnion Holding Co., Inc.
8.125% due 06/15/2018 (b)		1,500	1,590
9.625% due 06/15/2018		500	540
TransUnion LLC
11.375% due 06/15/2018		2,000	2,190
TreeHouse Foods, Inc.
7.750% due 03/01/2018		750	788
Trinseo Materials Operating S.C.A.
8.750% due 02/01/2019		2,500	2,594
Triumph Group, Inc.
4.875% due 04/01/2021		1,000	975
Tronox Finance LLC
6.375% due 08/15/2020		1,000	1,025
TRW Automotive, Inc.
4.500% due 03/01/2021		1,000	1,015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. Coatings Acquisition, Inc.
7.375% due 05/01/2021		$1,000	$1,071
United Rentals North America, Inc.
6.125% due 06/15/2023		350	357
7.375% due 05/15/2020		1,000	1,114
7.625% due 04/15/2022		2,250	2,512
8.250% due 02/01/2021		1,500	1,699
8.375% due 09/15/2020		1,500	1,680
Unitymedia Hessen GmbH & Co. KG
5.500% due 09/15/2022	EUR	2,000	2,841
5.500% due 01/15/2023		$2,000	1,950
5.750% due 01/15/2023	EUR	1,500	2,136
7.500% due 03/15/2019		750	1,127
7.500% due 03/15/2019		$500	546
Unitymedia KabelBW GmbH
9.500% due 03/15/2021	EUR	300	481
Univision Communications, Inc.
5.125% due 05/15/2023		$1,000	1,004
6.750% due 09/15/2022		1,500	1,650
6.875% due 05/15/2019		3,000	3,221
7.875% due 11/01/2020		1,750	1,932
8.500% due 05/15/2021		2,500	2,762
UPC Holding BV
6.375% due 09/15/2022	EUR	2,000	2,841
6.750% due 03/15/2023		1,000	1,414
6.750% due 03/15/2023	CHF	1,000	1,150
8.375% due 08/15/2020	EUR	1,250	1,900
UPCB Finance Ltd.
7.250% due 11/15/2021		$2,500	2,725
USG Corp.
5.875% due 11/01/2021		2,500	2,603
8.375% due 10/15/2018		1,500	1,639
Valeant Pharmaceuticals International, Inc.
5.625% due 12/01/2021		2,500	2,519
6.375% due 10/15/2020		1,000	1,059
6.750% due 08/15/2021		2,000	2,130
6.875% due 12/01/2018		1,000	1,075
7.000% due 10/01/2020		2,500	2,706
7.250% due 07/15/2022		3,000	3,244
7.500% due 07/15/2021		2,000	2,205
VeriSign, Inc.
4.625% due 05/01/2023		2,000	1,920
Videotron Ltd.
9.125% due 04/15/2018		234	246
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
7.748% due 02/02/2021		1,250	1,361
VWR Funding, Inc.
7.250% due 09/15/2017		2,000	2,155
Warner Chilcott Co. LLC
7.750% due 09/15/2018		3,000	3,262
WESCO Distribution, Inc.
5.375% due 12/15/2021		500	501
Whiting Petroleum Corp.
5.750% due 03/15/2021		3,500	3,631
Wind Acquisition Finance S.A.
7.250% due 02/15/2018		3,000	3,172
Windstream Corp.
7.750% due 10/15/2020		1,000	1,066
7.750% due 10/01/2021		500	533
8.125% due 09/01/2018		1,000	1,080
Wise Metals Group LLC
8.750% due 12/15/2018		1,050	1,110
Wolverine World Wide, Inc.
6.125% due 10/15/2020		500	538
Wynn Las Vegas LLC
4.250% due 05/30/2023		500	469

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.375% due 03/15/2022	$2,500	$2,537
7.750% due 08/15/2020	1,500	1,691
Wynn Macau Ltd.
5.250% due 10/15/2021	1,250	1,255
Zayo Group LLC
8.125% due 01/01/2020	750	825

		862,482

UTILITIES 8.6%
Access Midstream Partners LP
4.875% due 05/15/2023	1,500	1,455
6.125% due 07/15/2022	500	538
AES Corp.
7.375% due 07/01/2021	3,000	3,397
8.000% due 10/15/2017	500	590
8.000% due 06/01/2020	1,500	1,762
9.750% due 04/15/2016	1,000	1,182
Athlon Holdings LP
7.375% due 04/15/2021	750	791
Atlas Pipeline Partners LP
5.875% due 08/01/2023	500	479
6.625% due 10/01/2020	1,000	1,050
Calpine Corp.
7.500% due 02/15/2021	2,399	2,630
7.875% due 07/31/2020	1,400	1,540
Covanta Holding Corp.
7.250% due 12/01/2020	500	548
Crestwood Midstream Partners LP
6.000% due 12/15/2020	750	776
Energy Future Intermediate Holding Co. LLC
6.875% due 08/15/2017	2,000	2,080
10.000% due 12/01/2020	5,000	5,330
EP Energy LLC
6.875% due 05/01/2019	500	541
9.375% due 05/01/2020	4,500	5,214
Expro Finance Luxembourg S.C.A.
8.500% due 12/15/2016	1,500	1,571
Exterran Partners LP
6.000% due 04/01/2021	1,000	998
Frontier Communications Corp.
7.125% due 03/15/2019	1,125	1,218
8.500% due 04/15/2020	500	563
9.000% due 08/15/2031	1,025	1,020
LBC Tank Terminals Holding Netherlands BV
6.875% due 05/15/2023	1,000	1,039
MarkWest Energy Partners LP
4.500% due 07/15/2023	2,000	1,885
5.500% due 02/15/2023	750	759
6.750% due 11/01/2020	450	491
MetroPCS Wireless, Inc.
6.250% due 04/01/2021	2,000	2,082
6.625% due 11/15/2020	2,500	2,659
6.625% due 04/01/2023	3,000	3,109
Midwest Generation LLC
8.560% due 01/02/2016 ^	636	729
NGPL PipeCo LLC
7.119% due 12/15/2017	750	683
9.625% due 06/01/2019	1,000	983
Northwestern Bell Telephone
7.750% due 05/01/2030	1,208	1,253
NRG Energy, Inc.
6.625% due 03/15/2023	1,500	1,519
7.625% due 01/15/2018	5,000	5,725
7.875% due 05/15/2021	1,000	1,113
8.250% due 09/01/2020	2,250	2,503
NSG Holdings LLC
7.750% due 12/15/2025	1,581	1,692

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	15

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Red Oak Power LLC
8.540% due 11/30/2019	$806	$862
Sabine Oil & Gas LLC
9.750% due 02/15/2017	2,000	2,090
Sprint Capital Corp.
6.875% due 11/15/2028	3,000	2,842
6.900% due 05/01/2019	4,500	4,939
8.750% due 03/15/2032	3,000	3,232
Sprint Communications, Inc.
6.000% due 11/15/2022	4,000	3,920
7.000% due 03/01/2020	1,500	1,680
8.375% due 08/15/2017	1,000	1,162
9.000% due 11/15/2018	2,500	3,019
Sprint Corp.
7.125% due 06/15/2024	2,000	2,035
7.250% due 09/15/2021	3,500	3,771
7.875% due 09/15/2023	1,500	1,616
Targa Resources Partners LP
4.250% due 11/15/2023	1,000	900
5.250% due 05/01/2023	1,500	1,461
6.375% due 08/01/2022	375	398
7.875% due 10/15/2018	1,000	1,080
Tenaska Alabama Partners LP
7.000% due 06/30/2021	1,449	1,557
tw telecom Holdings, Inc.
5.375% due 10/01/2022	500	493
VimpelCom Holdings BV
7.504% due 03/01/2022	750	785
Virgin Media Finance PLC
6.375% due 04/15/2023	2,000	2,045

		103,384

Total Corporate Bonds & Notes (Cost $1,031,447)		1,076,385

U.S. TREASURY OBLIGATIONS 0.4%
U.S. Treasury Notes
1.375% due 06/30/2018 (f)	5,000	4,961

Total U.S. Treasury Obligations (Cost $5,012)		4,961

MORTGAGE-BACKED SECURITIES 0.4%
Bear Stearns Alt-A Trust
4.387% due 11/25/2036 ^	841	645

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Mortgage Loan Trust, Inc.
2.591% due 07/25/2046 ^	$31	$24
2.825% due 03/25/2034	10	10
Countrywide Alternative Loan Trust
0.377% due 03/20/2046	118	85
0.397% due 05/20/2046 ^	143	87
Countrywide Home Loan Mortgage Pass-Through Trust
0.485% due 03/25/2035	87	65
2.638% due 05/20/2036	476	360
GSR Mortgage Loan Trust
2.598% due 04/25/2035	12	11
HarborView Mortgage Loan Trust
0.993% due 12/19/2036 ^	41	32
2.665% due 08/19/2036 ^	55	41
IndyMac Mortgage Loan Trust
3.021% due 03/25/2037 ^	1,584	1,441
6.000% due 07/25/2037	729	638
Luminent Mortgage Trust
0.345% due 12/25/2036	29	21
MASTR Adjustable Rate Mortgages Trust
0.375% due 04/25/2046	27	20
Residential Accredit Loans, Inc. Trust
3.079% due 03/25/2035 ^	45	37
Residential Asset Securitization Trust
0.565% due 01/25/2046 ^	362	193
Structured Asset Mortgage Investments Trust
0.385% due 09/25/2047	1,000	760
WaMu Mortgage Pass-Through Certificates
0.899% due 04/25/2047	48	42
0.959% due 12/25/2046	45	38
2.086% due 12/25/2036 ^	532	453
2.369% due 09/25/2036 ^	34	30
Washington Mutual MSC Mortgage Pass-Through Certificates
1.109% due 05/25/2046	41	30

Total Mortgage-Backed Securities (Cost $3,627)		5,063

ASSET-BACKED SECURITIES 0.0%
Credit-Based Asset Servicing and Securitization LLC
0.235% due 01/25/2037 ^	100	42
Structured Asset Securities Corp.
0.465% due 06/25/2035	244	211

Total Asset-Backed Securities (Cost $237)		253

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%
Ally Financial, Inc.
7.000% due 01/30/2014 (c)	1,750	$1,680
GMAC Capital Trust
8.125% due 02/15/2040	50,000	1,337

Total Preferred Securities (Cost $2,899)		3,017

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (d) 0.2%
		1,862

Total Short-Term Instruments (Cost $1,862)		1,862

Total Investments in Securities (Cost $1,049,712)		1,096,168

INVESTMENTS IN AFFILIATES 7.9%

SHORT-TERM INSTRUMENTS 7.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.9%
PIMCO Short-Term Floating NAV Portfolio	9,585,529	95,903

Total Short-Term Instruments (Cost $95,920)		95,903

Total Investments in Affiliates (Cost $95,920)		95,903

Total Investments 98.7% (Cost $1,145,632)		$1,192,071

Financial Derivative Instruments (e)(g) 0.0% (Cost or Premiums, net $(768))		393

Other Assets and Liabilities, net 1.3%		15,396

Net Assets 100.0%		$1,207,860

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Payment in-kind bond security.
(c)	Perpetual maturity, date shown represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.010%	12/31/2013	01/02/2014	$1,300	U.S. Treasury Notes 0.500% due 07/31/2017	$(1,329)	$1,300	$1,300
SSB	0.000%	12/31/2013	01/02/2014	562	Freddie Mac 2.080% due 10/17/2022	(575)	562	562

Total Repurchase Agreements						$(1,904)	$1,862	$1,862

(1)	Includes accrued interest.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

As of December 31, 2013, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowing while outstanding during the period ended December 31, 2013 was $1,621 at a weighted average interest rate of (1.632%).

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
BOS	$1,300	$0	$0	$0	$1,300	$(1,329)	$(29)
SSB	562	0	0	0	562	(575)	(13)

Total Borrowings and Other Financing Transactions	$1,862	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.HY-18 5-Year Index	5.000%	06/20/2017	$9,900	$980	$849	$20	$0
CDX.HY-19 5-Year Index	5.000%	12/20/2017	10,000	1,021	1,145	24	0
CDX.HY-20 5-Year Index	5.000%	06/20/2018	35,000	3,388	1,299	103	0
CDX.HY-21 5-Year Index	5.000%	12/20/2018	5,000	434	78	14	0

				$5,823	$3,371	$161	$0

Total Swap Agreements				$5,823	$3,371	$161	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2013:

(f)	Securities with an aggregate market value of $37 and cash of $2,698 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2013. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$161	$161	$0	$0	$0	$0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	17

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2014		EUR	26,271	$		36,249	$108	$0
	01/2014		GBP	74			121	0	(1)

BRC	01/2014		EUR	88			120	0	(1)
	03/2014		GBP	6,996			11,447	0	(133)

CBK	01/2014		EUR	177			242	0	(1)
	01/2014	$		36,272		EUR	26,347	0	(27)
	02/2014		EUR	26,347	$		36,271	26	0
	02/2014	$		1,471		EUR	1,072	4	0

DUB	02/2014			1,751			1,284	15	0

JPM	01/2014		EUR	88	$		121	0	0
	01/2014		GBP	30			50	0	0

UAG	02/2014		CHF	1,487			1,613	0	(54)

Total Forward Foreign Currency Contracts								$153	$(217)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND LOAN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2013 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BOA	HCA, Inc.	5.000%	03/20/2014	0.662%	$ 1,000	$(150)	$161	$11	$0
	SLM Corp.	5.000%	09/20/2014	0.329%	800	(112)	141	29	0

CBK	Community Health Systems, Inc.	5.000%	09/20/2014	0.385%	200	(18)	25	7	0

DUB	SLM Corp.	5.000%	09/20/2014	0.329%	300	(34)	44	10	0

FBF	AES Corp.	5.000%	03/20/2014	0.196%	1,000	(94)	107	13	0
	El Paso LLC	5.000%	12/20/2014	0.379%	2,500	(75)	192	117	0

GST	El Paso LLC	5.000%	09/20/2014	0.270%	3,000	(285)	394	109	0

Total Swap Agreements						$(768)	$1,064	$296	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or loan issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of December 31, 2013:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure (4)
BOA	$108	$0	$40	$148	$(1)	$0	$0	$(1)	$147	$(120)	$27
BRC	0	0	0	0	(134)	0	0	(134)	(134)	0	(134)
CBK	30	0	7	37	(28)	0	0	(28)	9	0	9
DUB	15	0	10	25	0	0	0	0	25	0	25
FBF	0	0	130	130	0	0	0	0	130	(170)	(40)
GST	0	0	109	109	0	0	0	0	109	(310)	(201)
UAG	0	0	0	0	(54)	0	0	(54)	(54)	0	(54)

Total Over the Counter	$153	$0	$296	$449	$(217)	$0	$0	$(217)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$161	$0	$0	$0	$161

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$153	$0	$153
Swap Agreements	0	296	0	0	0	296

	$0	$296	$0	$153	$0	$449

	$0	$457	$0	$153	$0	$610

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$217	$0	$217

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$3,717	$0	$0	$0	$3,717

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,456)	$0	$(2,456)
Swap Agreements	0	1,316	0	0	0	1,316

	$0	$1,316	$0	$(2,456)	$0	$(1,140)

	$0	$5,033	$0	$(2,456)	$0	$2,577

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$2,069	$0	$0	$0	$2,069

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$589	$0	$589
Swap Agreements	0	(760)	0	0	0	(760)

	$0	$(760)	$0	$589	$0	$(171)

	$0	$1,309	$0	$589	$0	$1,898

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Bank Loan Obligations	$0	$4,374	$253	$4,627
Corporate Bonds & Notes
Banking & Finance	0	110,519	0	110,519
Industrials	0	862,397	85	862,482
Utilities	0	102,655	729	103,384
U.S. Treasury Obligations	0	4,961	0	4,961
Mortgage-Backed Securities	0	5,063	0	5,063
Asset-Backed Securities	0	253	0	253
Preferred Securities
Banking & Finance	1,337	1,680	0	3,017
Short-Term Instruments
Repurchase Agreements	0	1,862	0	1,862
	$1,337	$1,093,764	$1,067	$1,096,168

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$95,903	$0	$0	$95,903

Total Investments	$97,240	$1,093,764	$1,067	$1,192,071

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	161	0	161
Over the counter	0	449	0	449
	$0	$610	$0	$610

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(217)	$0	$(217)

Totals	$97,240	$1,094,157	$1,067	$1,192,464

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	19

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

December 31, 2013

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2013:

Category and Subcategory	Beginning Balance at 12/31/2012	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2013 (1)
Investments in Securities, at Value
Bank Loan Obligations	$0	$250	$0	$0	$0	$3	$0	$0	$253	$3
Corporate Bonds & Notes
Industrials	113	0	(27)	0	0	(1)	0	0	85	0
Utilities	1,441	0	(833)	(5)	(20)	146	0	0	729	116

Totals	$1,554	$250	$(860)	$(5)	$(20)	$148	$0	$0	$1,067	$119

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$253	Indicative Market Quotation	Broker Quote	101.00
Corporate Bonds & Notes
Industrials	85	Third Party Vendor	Broker Quote	106.75
Utilities	729	Third Party Vendor	Broker Quote	114.50

Total	$1,067

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2013

1. ORGANIZATION

The PIMCO High Yield Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid and are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period and are included in net change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

ANNUAL REPORT	DECEMBER 31, 2013	21

Notes to Financial Statements (Cont.)

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the

New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These

ANNUAL REPORT	DECEMBER 31, 2013	23

Notes to Financial Statements (Cont.)

securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding.

Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2013, the Portfolio had $1,744,338 in unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  The Portfolio may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have

ANNUAL REPORT	DECEMBER 31, 2013	25

Notes to Financial Statements (Cont.)

the same term, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

When-Issued Transactions  The Portfolio may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by the Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2013 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
$ 105,401	$ 407,535	$ (417,000)	$ (157)	$ 124	$ 95,903	$ 335	$ 0

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the

Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any,

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined

ANNUAL REPORT	DECEMBER 31, 2013	27

Notes to Financial Statements (Cont.)

in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or loan issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or loan issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or loan issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2013 for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements. As mentioned earlier in this report, the U.S. is currently experiencing historically low interest rates. This combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, the fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair the performance of the Portfolio.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

ANNUAL REPORT	DECEMBER 31, 2013	29

Notes to Financial Statements (Cont.)

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.35%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

ANNUAL REPORT	DECEMBER 31, 2013	31

Notes to Financial Statements (Cont.)

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2013, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$7,440	$1,427	$530,217	$401,315

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2013		Year Ended 12/31/2012
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	55	$438	162	$1,266
Administrative Class	52,964	425,715	72,210	561,931
Advisor Class	10,717	86,099	20,433	158,780
Issued as reinvestment of distributions
Institutional Class	37	301	39	304
Administrative Class	7,179	57,822	6,639	51,949
Advisor Class	334	2,697	419	3,273
Cost of shares redeemed
Institutional Class	(201)	(1,601)	(116)	(901)
Administrative Class	(42,298)	(339,581)	(53,624)	(416,761)
Advisor Class	(13,303)	(106,773)	(21,403)	(165,008)
Net increase resulting from Portfolio share transactions	15,484	$125,117	24,759	$194,833

As of December 31, 2013, one shareholder owned 10% or more of the total Portfolio’s outstanding shares comprising 59% of the Portfolio, and the shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2013, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2010-2012, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2013, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$7,564	$—	$50,341	$(4,711)	$(1,959)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

ANNUAL REPORT	DECEMBER 31, 2013	33

Notes to Financial Statements (Cont.)

December 31, 2013

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through December 31, 2013 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2013 through December 31, 2013, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2013, the Portfolio had no accumulated capital losses.

As of December 31, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$1,145,523	$55,447	$(8,899)	$46,548

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and Lehman holdings.

For the fiscal years ended December 31, 2013 and December 31, 2012, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2013	$60,827	$—	$—
12/31/2012	$55,526	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

34	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO High Yield Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO High Yield Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2014

ANNUAL REPORT	DECEMBER 31, 2013	35

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.
BOS	Banc of America Securities LLC	FBF	Credit Suisse International	SSB	State Street Bank and Trust Co.
BRC	Barclays Bank PLC	GST	Goldman Sachs International	UAG	UBS AG Stamford
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.

Currency Abbreviations:
CHF	Swiss Franc	GBP	British Pound	USD (or $)	United States Dollar
EUR	Euro

Index Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield

Other Abbreviations:
ALT	Alternate Loan Trust

36	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013:

0.42%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.37%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2013	37

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	172	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

38	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian* (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Vice President	11/2013 to Present Treasurer 08/1997 to 11/2013	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

* Effective February 3, 2014, Dr. El-Erian no longer serves as a Senior Vice President of the Trust.

ANNUAL REPORT	DECEMBER 31, 2013	39

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

40	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 12-13, 2013, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2014. The Board also considered and approved for an additional one-year term through August 31, 2014, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2014.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreement are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust and the independent Trustees.

The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 12-13, 2013 meeting. The independent Trustees also met with counsel to the Trust and the independent Trustees on August 2, 2013 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

ANNUAL REPORT	DECEMBER 31, 2013	41

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2012, including, but not limited to, undertaking significant technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2013. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2013 and other performance data, as available, for the periods ended June 30, 2013 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2013 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 12-13, 2013 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2013.

42	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Board noted that, for periods ending May 31, 2013, the Administrative Class of 71%, 92% and 100% of the Portfolios outperformed their Lipper category median in the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 86% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2013 (based on the performance of the Administrative Class). The Board also noted that ten of 13 Portfolios, representing 93% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2013, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $23 billion as of May 31, 2013.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expense ratios in their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the size of the assets under management with PIMCO, the manner in which similar portfolios may be managed, different requirements with

ANNUAL REPORT	DECEMBER 31, 2013	43

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively; had been reduced for some Portfolios over time; had been held steady for most Portfolios as assets grew, or declined in the case of some Portfolios; and continued to be competitive compared with peers. The Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. The Trustees noted that the benefits of the unified fee were apparent during the recent financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC supported the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and in return for the fees paid to RALLC by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2013	45

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT37AR_123113

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2013

PIMCO Low Duration Portfolio

Share Class

■	Administrative

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	39
Glossary	40
Federal Income Tax Information	41
Management of the Trust	42
Privacy Policy	44
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	45

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2013. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

The past twelve months were marked by ongoing periods of heightened bond market volatility brought on by uncertainty around central bank monetary and fiscal policy, geopolitical concerns, and a slower than hoped for rebound in the global economy. Following a particularly bumpy third quarter, however, all financial markets completed the year along a relatively smoother path. Federal Reserve (“Fed”) Chairman Ben Bernanke laid the groundwork in September, when he clarified the Fed’s commitment to maintain its quantitative easing (“QE”) bond purchase program of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero-bound range. The nomination of Janet Yellen to the Chairmanship further helped to reassure investors that the Fed would be committed to the continuation of their accommodative policies.

As investors were made particularly aware, beginning in mid-May conditions in financial markets deteriorated rapidly as markets reacted to signals by the Fed that it might begin to slow the pace of its asset purchases. This shift in tone fueled a broad-based sell-off within fixed income assets throughout the summer, undermining market liquidity and sending yields higher across the risk spectrum.

By mid-September, however, the Fed announced its intent to delay any tapering until more convincing indicators of economic growth become apparent and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore higher) and a rally across most equity markets. The Fed also maintained the Federal Funds Rate within a narrow range of zero to 25 basis points. Into October, investors were once again kept on edge by the uncertain fiscal policy and political landscape—namely the partial shutdown of the U.S. government that began during the first week of October, the ongoing debt ceiling negotiations between the White House and Congress, and confirmation proceedings for the next Fed Chairman. Investors were relieved by the last-minute deal announced on October 17 that reached an agreement to reopen the U.S. government and raise the debt ceiling.

In November, relative calm prevailed across most fixed income markets, and equity markets continued to rally. The European Central Bank (“ECB”) reduced their main policy rate (or the interest rate at which it lends money to banks) by 25 basis points to 0.25%, likely due to their concern over lower than expected inflation and a weak global growth outlook. The Bank of England (“BOE”) unanimously voted to leave its main policy rate unchanged amid a pickup in economic growth and expectations that this would lead to an eventual decline in the U.K. unemployment rate.

Towards the latter part of December, the Fed announced that beginning in January 2014 it intends to gradually exit its bond-buying program, by reducing it from $85 billion to $75 billion spread equally across mortgage and U.S. Treasury purchases. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee (“FOMC”) provided even greater assurances that the policy rate would remain near a zero-bound range until signs of sustainable growth are more broadly evident in the U.S. economy. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

U.S. Treasuries underperformed most other developed sovereign bond markets on a hedged basis as investors reacted to the various Fed announcements regarding the tapering of their QE bond purchase program. In particular, U.S. Treasury yields rose to their highest level in late December as investors reacted to the Fed’s announcement that it would begin the reduction of its asset purchases starting in January 2014. This decision was made on the back of improving economic data, which included a lower unemployment rate, respectable monthly job reports, and improving housing fundamentals. The benchmark ten-year U.S. Treasury note yielded 3.03% at the end of the reporting period, as compared to 1.76% on December 31, 2012. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 2.02% for the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 8.61% over the period, underperforming nominal U.S. Treasuries. U.S. TIPS sold off, particularly during the second quarter of the reporting period, as the market began to price in the inevitable Fed tapering decision, which was officially announced in December. The decision by the Fed to initiate the tapering of asset purchases was validated via stronger jobs and GDP data, with continual weaker inflation data adding further pressure to U.S. TIPS valuations towards the latter part of the period. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 9.52% over the period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries even with the Fed’s announcement that it would begin to reduce its asset purchases in January 2014. The announcement, however, did lead to differentiated performance among coupons, with lower coupons underperforming, as these bonds have been the largest beneficiaries of Fed purchases. Prices for non-Agency mortgages rose on limited outstanding supply, improving risk appetite and ongoing signs of recovery in the housing sector. Commercial MBS also outperformed amid strong investor demand and a continued rebound in property valuations.

■

The U.S. investment grade credit market, as measured by the Barclays U.S. Credit Index, declined 2.01% for the period, but outperformed like-duration U.S. Treasuries as spreads tightened, ending the year at the lowest level since the global financial crisis began. This positive performance was supported by improving global growth fundamentals and continued easy monetary policy. The high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 7.42% for the period. The sector was one of the best-performing fixed income sectors, benefiting from relatively sound fundamentals and investor demand for higher yielding assets with lower interest rate sensitivity.

■

Emerging markets (“EM”) external debt underperformed U.S. Treasuries during the year and was impacted by the second quarter sell-off. Country-specific stories and the risk-on market sentiment following the Fed tapering announcement supported lower spreads in the fourth quarter, particularly in December. EM local assets particularly underperformed U.S. Treasuries during the period, as weaker EM currencies and increases in local yields weighed on overall returns.

■

Developed market equities posted strong performance in 2013, despite a period marked by considerable volatility and uncertainty around central bank policy. U.S. equities, as measured by the S&P 500 Index, returned 32.39%. Global equities, as represented by the MSCI All Country World Index Net USD and MSCI World Index, returned 22.80% and 26.68%, respectively. Emerging market equities (“EM”), as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.60%. EM equities underperformed developed market equities due to declining earnings growth and rising interest rates in the U.S. which placed pressure on local EM currencies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2014

ANNUAL REPORT	DECEMBER 31, 2013	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Low Duration Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk, operational risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Return chart measure performance assuming that all dividend and capital gain distributions were reinvested.

4	PIMCO VARIABLE INSURANCE TRUST

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2013 to December 31, 2013.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2013	5

PIMCO Low Duration Portfolio

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

U.S. Government Agencies	23.6%
Corporate Bonds & Notes	19.3%
U.S. Treasury Obligations	18.6%
Short-Term Instruments	17.6%
Sovereign Issues	7.0%
Mortgage-Backed Securities	6.8%
Asset-Backed Securities	6.1%
Other	1.0%

‡ % of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	1 Year	5 Years	10 Years	Class Inception (02/16/1999)
PIMCO Low Duration Portfolio Administrative Class	-0.14%	4.98%	3.84%	4.39%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index±	0.36%	1.09%	2.57%	3.52%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.65% for Administrative Class shares.

± The BofA Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/13)	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,014.50	$1,021.93
Expenses Paid During Period†	$3.30	$3.31
Net Annualized Expense Ratio	0.65%	0.65%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Low Duration Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	An above-benchmark U.S. duration (or sensitivity to changes in market interest rates) detracted from returns as interest rates rose during the reporting period.

»

An allocation to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from performance as U.S. TIPS posted negative returns due to decreased inflation expectations over the reporting period (as represented by the breakeven inflation rate).

»	Exposure to the investment grade corporate bond sector added to returns as these securities provided positive income over the reporting period.

»	An allocation to select high yield bonds added to performance as the sector experienced positive returns for the reporting period.

»	Exposure to Italian duration benefited performance as yields fell across the Italian yield curve during the reporting period.

»	Exposure to Brazilian duration detracted from performance as yields across the Brazilian yield curve increased over the reporting period.

»	Short exposure to the Japanese yen benefited performance as the Japanese yen depreciated versus the U.S. dollar during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Low Duration Portfolio

Selected Per Share Data for the Year Ended:	12/31/2013	12/31/2012	12/31/2011	12/31/2010	12/31/2009

Administrative Class
Net asset value beginning of year	$10.78	$10.38	$10.44	$10.11	$9.68
Net investment income (a)	0.08	0.14	0.14	0.14	0.31
Net realized/unrealized gain (loss)	(0.09)	0.46	(0.02)	0.39	0.95
Total income (loss) from investment operations	(0.01)	0.60	0.12	0.53	1.26
Dividends from net investment income	(0.16)	(0.20)	(0.18)	(0.17)	(0.36)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.03)	(0.47)
Total distributions	(0.16)	(0.20)	(0.18)	(0.20)	(0.83)
Net asset value end of year	$10.61	$10.78	$10.38	$10.44	$10.11
Total return	(0.14)%	5.85%	1.11%	5.29%	13.32%
Net assets end of year (000s)	$1,510,077	$1,527,088	$1,326,770	$1,238,086	$890,238
Ratio of expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.67%
Ratio of expenses to average net assets excluding interest expense	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	0.79%	1.29%	1.37%	1.33%	3.07%
Portfolio turnover rate	316%*	647%*	456%*	351%*	662%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	7

Statement of Assets and Liabilities PIMCO Low Duration Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2013

Assets:
Investments, at value
Investments in securities*	$2,159,008
Investments in Affiliates	328,935
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,395
Over the counter	4,115
Cash	3
Deposits with counterparty	4,277
Foreign currency, at value	769
Receivable for investments sold	146,676
Receivable for Portfolio shares sold	7,867
Interest and dividends receivable	8,047
Dividends receivable from Affiliates	262
2,661,354

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$1,224
Payable for short sales	72,858
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,649
Over the counter	5,576
Payable for investments purchased	385,317
Payable for investments in Affiliates purchased	262
Deposits from counterparty	5,125
Payable for Portfolio shares redeemed	1,987
Accrued investment advisory fees	463
Accrued supervisory and administrative fees	463
Accrued distribution fees	131
Accrued servicing fees	192
Reimbursement to PIMCO	31
Other liabilities	4
475,282

Net Assets	$2,186,072

Net Assets Consist of:
Paid in capital	$2,184,168
Undistributed net investment income	18,035
Accumulated undistributed net realized (loss)	(18,121)
Net unrealized appreciation	1,990
$2,186,072

Net Assets:
Institutional Class	$58,621
Administrative Class	1,510,077
Advisor Class	617,374

Shares Issued and Outstanding:
Institutional Class	5,523
Administrative Class	142,283
Advisor Class	58,171

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.61
Administrative Class	10.61
Advisor Class	10.61

Cost of Investments in Securities	$2,157,610
Cost of Investments in Affiliates	$329,133
Cost of Foreign Currency Held	$767
Proceeds Received on Short Sales	$73,071
Cost or Premiums of Financial Derivative Instruments, net	$1,446

* Includes repurchase agreements of:	$5,289

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Low Duration Portfolio

(Amounts in thousands)	Year Ended December 31, 2013

Investment Income:
Interest, net of foreign taxes*	$28,943
Dividends	549
Dividends from Investments in Affiliates	1,452
Total Income	30,944

Expenses:
Investment advisory fees	5,356
Supervisory and administrative fees	5,355
Servicing fees - Administrative Class	2,256
Distribution and/or servicing fees - Advisor Class	1,450
Trustees’ fees	44
Interest expense	14
Total Expenses	14,475

Net Investment Income	16,469

Net Realized Gain (Loss):
Investments in securities	5,985
Investments in Affiliates	110
Exchange-traded or centrally cleared financial derivative instruments	(1,505)
Over the counter financial derivative instruments	2,974
Foreign currency	(89)
Net Realized Gain	7,475

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(28,225)
Investments in Affiliates	(192)
Exchange-traded or centrally cleared financial derivative instruments	3,582
Over the counter financial derivative instruments	(2,712)
Foreign currency assets and liabilities	(12)
Net Change in Unrealized (Depreciation)	(27,559)
Net (Loss)	(20,084)

Net (Decrease) in Net Assets Resulting from Operations	$(3,615)

* Foreign tax withholdings	$2

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	9

Statements of Changes in Net Assets PIMCO Low Duration Portfolio

(Amounts in thousands)	Year Ended December 31, 2013	Year Ended December 31, 2012

Increase in Net Assets from:

Operations:
Net investment income	$16,469	$24,239
Net realized gain	7,475	46,124
Net change in unrealized appreciation (depreciation)	(27,559)	36,104
Net increase (decrease) resulting from operations	(3,615)	106,467

Distributions to Shareholders:
From net investment income
Institutional Class	(930)	(1,203)
Administrative Class	(21,881)	(26,464)
Advisor Class	(7,780)	(8,460)
Tax basis return of capital
Institutional Class	0	0
Administrative Class	0	0
Advisor Class	0	0

Total Distributions	(30,591)	(36,127)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	106,096	265,171

Total Increase in Net Assets	71,890	335,511

Net Assets:
Beginning of year	2,114,182	1,778,671
End of year*	$2,186,072	$2,114,182

* Including undistributed net investment income of:	$18,035	$16,539

**	See note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Low Duration Portfolio

December 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.7%

BANK LOAN OBLIGATIONS 1.2%
Community Health Systems, Inc.
2.419% due 07/25/2014		$100	$100
H.J. Heinz Co.
3.500% due 06/05/2020		17,811	17,969
Health Management Associates, Inc.
3.250% due 11/18/2016		4,346	4,348
Nielsen Finance LLC
2.168% due 02/02/2017		2,882	2,885

Total Bank Loan Obligations (Cost $25,098)			25,302

CORPORATE BONDS & NOTES 22.0%

BANKING & FINANCE 15.3%
Ally Financial, Inc.
2.439% due 12/01/2014		1,000	1,010
3.125% due 01/15/2016		300	307
3.439% due 02/11/2014		1,000	1,006
3.645% due 06/20/2014		1,200	1,221
4.500% due 02/11/2014		9,400	9,453
4.625% due 06/26/2015		2,300	2,399
6.750% due 12/01/2014		4,800	5,037
8.300% due 02/12/2015		2,700	2,909
Banco Bradesco S.A.
2.338% due 05/16/2014		7,100	7,107
Banco do Brasil S.A.
4.500% due 01/22/2015		600	617
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		1,600	1,680
Banco Santander Brasil S.A.
4.625% due 02/13/2017		300	314
Banco Santander Chile
3.750% due 09/22/2015		2,900	3,006
Bank of America Corp.
1.500% due 10/09/2015		1,800	1,819
4.500% due 04/01/2015		1,100	1,151
6.500% due 08/01/2016		6,500	7,343
7.375% due 05/15/2014		1,500	1,537
Bank of America N.A.
0.543% due 06/15/2017		18,900	18,559
Bank of Montreal
1.950% due 01/30/2018		3,100	3,180
Bankia S.A.
3.500% due 12/14/2015	EUR	1,000	1,418
Banque PSA Finance S.A.
2.146% due 04/04/2014		$2,500	2,499
BBVA U.S. Senior S.A.U.
4.664% due 10/09/2015		2,500	2,629
BPCE S.A.
1.988% due 02/07/2014		1,800	1,803
CIT Group, Inc.
4.750% due 02/15/2015		8,800	9,141
5.250% due 04/01/2014		1,100	1,114
Citigroup, Inc.
0.367% due 03/07/2014		20,800	20,797
1.198% due 07/25/2016		15,400	15,570
1.694% due 01/13/2014		2,600	2,601
5.000% due 09/15/2014		700	720
Commonwealth Bank of Australia
1.043% due 09/18/2015		1,900	1,921
Credit Agricole S.A.
1.692% due 01/21/2014		4,200	4,203
Dexia Credit Local S.A.
0.717% due 04/29/2014		4,200	4,206
2.750% due 04/29/2014		2,700	2,721

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Eksportfinans ASA
1.570% due 02/14/2018	JPY	500,000	$4,362
2.000% due 09/15/2015		$400	395
2.375% due 05/25/2016		4,200	4,142
5.500% due 06/26/2017		1,200	1,270
Export-Import Bank of Korea
1.250% due 11/20/2015		8,700	8,749
2.046% due 03/21/2015		8,400	8,411
First Horizon National Corp.
5.375% due 12/15/2015		900	968
Ford Motor Credit Co. LLC
0.992% due 01/17/2017		1,800	1,808
1.338% due 08/28/2014		2,300	2,311
2.750% due 05/15/2015		3,600	3,694
5.625% due 09/15/2015		1,600	1,726
7.000% due 04/15/2015		900	970
8.000% due 06/01/2014		100	103
8.000% due 12/15/2016		2,600	3,079
8.700% due 10/01/2014		400	424
HSBC Finance Corp.
0.669% due 06/01/2016		700	699
HSBC USA, Inc.
2.375% due 02/13/2015		800	817
Industrial Bank of Korea
2.375% due 07/17/2017		1,100	1,107
3.750% due 09/29/2016		2,200	2,337
ING Bank NV
1.642% due 06/09/2014		1,500	1,508
International Lease Finance Corp.
5.650% due 06/01/2014		5,000	5,100
6.500% due 09/01/2014		11,200	11,620
8.625% due 09/15/2015		500	557
Intesa Sanpaolo SpA
2.638% due 02/24/2014		2,300	2,307
JPMorgan Chase & Co.
1.295% due 03/20/2015		9,800	9,898
1.371% due 09/22/2015		5,800	5,874
3.150% due 07/05/2016		1,800	1,888
3.700% due 01/20/2015		1,700	1,754
JPMorgan Chase Bank N.A.
0.994% due 05/31/2017	EUR	2,400	3,270
6.000% due 10/01/2017		$1,000	1,145
Korea Development Bank
3.250% due 03/09/2016		5,300	5,531
8.000% due 01/23/2014		1,700	1,707
Merrill Lynch & Co., Inc.
1.003% due 09/15/2026		900	777
Morgan Stanley
0.543% due 01/09/2014		3,000	3,000
0.724% due 10/15/2015		2,600	2,596
1.838% due 01/24/2014		11,500	11,509
National Australia Bank Ltd.
0.966% due 04/11/2014		7,800	7,815
National Bank of Canada
1.500% due 06/26/2015		1,600	1,621
Pacific Life Global Funding CPI Linked Bond
3.357% due 06/02/2018		3,500	3,427
Petrobras Global Finance BV
1.857% due 05/20/2016		7,500	7,500
Prudential Covered Trust
2.997% due 09/30/2015		2,805	2,893
Qatari Diar Finance Co.
3.500% due 07/21/2015		4,300	4,476
Rabobank Group
4.200% due 05/13/2014		2,000	2,028
SLM Corp.
3.875% due 09/10/2015		3,848	3,997

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 04/15/2015	$1,200	$1,259
6.250% due 01/25/2016	13,765	14,918
Sumitomo Mitsui Banking Corp.
1.350% due 07/18/2015	12,300	12,404
UBS AG
1.238% due 01/28/2014	582	583
Union Bank N.A.
0.996% due 09/26/2016	3,700	3,736
Wachovia Corp.
0.614% due 10/15/2016	5,000	4,976
Wells Fargo & Co.
0.438% due 10/28/2015	4,500	4,501

		334,545

INDUSTRIALS 4.2%
AbbVie, Inc.
0.998% due 11/06/2015	3,715	3,755
Anheuser-Busch InBev Worldwide, Inc.
0.788% due 01/27/2014	6,100	6,102
CNPC General Capital Ltd.
1.450% due 04/16/2016	3,400	3,370
Daimler Finance North America LLC
0.843% due 01/09/2015	7,890	7,918
0.857% due 03/28/2014	100	100
DISH DBS Corp.
6.625% due 10/01/2014	2,900	3,023
7.125% due 02/01/2016	1,600	1,776
7.750% due 05/31/2015	1,500	1,631
EOG Resources, Inc.
0.992% due 02/03/2014	6,600	6,604
Florida Gas Transmission Co. LLC
4.000% due 07/15/2015	1,700	1,773
General Electric Co.
0.850% due 10/09/2015	7,700	7,739
General Mills, Inc.
0.537% due 01/29/2016	8,900	8,912
0.588% due 05/16/2014	900	901
HCA, Inc.
5.750% due 03/15/2014	100	101
6.375% due 01/15/2015	1,300	1,368
7.875% due 02/15/2020	6,000	6,458
8.500% due 04/15/2019	7,100	7,544
MGM Resorts International
6.625% due 07/15/2015	1,000	1,078
NBCUniversal Enterprise, Inc.
0.781% due 04/15/2016	100	101
PepsiCo, Inc.
0.750% due 03/05/2015	1,600	1,605
Sanofi
0.557% due 03/28/2014	800	801
Sinopec Group Overseas Development Ltd.
2.750% due 05/17/2017	6,000	6,148
Total Capital Canada Ltd.
0.624% due 01/15/2016	3,814	3,836
Volkswagen International Finance NV
0.837% due 11/20/2014	9,000	9,038

		91,682

UTILITIES 2.5%
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019	700	753
Dayton Power & Light Co.
1.875% due 09/15/2016	1,000	1,009
Enel Finance International NV
3.875% due 10/07/2014	2,000	2,044

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	11

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014	$5,250	$5,329
10.500% due 03/25/2014	2,000	2,049
Qtel International Finance Ltd.
3.375% due 10/14/2016	2,300	2,415
Rosneft Finance S.A.
7.500% due 07/18/2016	400	451
Sempra Energy
2.000% due 03/15/2014	4,000	4,013
Verizon Communications, Inc.
0.857% due 03/28/2014	1,005	1,006
1.773% due 09/15/2016	20,900	21,546
1.993% due 09/14/2018	800	842
2.500% due 09/15/2016	12,600	13,036
3.650% due 09/14/2018	1,000	1,059

		55,552

Total Corporate Bonds & Notes (Cost $476,121)		481,779

MUNICIPAL BONDS & NOTES 0.0%

TEXAS 0.0%
North Texas Higher Education Authority, Inc. Revenue Bonds, Series 2011
1.348% due 04/01/2040	439	446

Total Municipal Bonds & Notes (Cost $449)		446

U.S. GOVERNMENT AGENCIES 26.7%
Fannie Mae
0.225% due 12/25/2036 - 07/25/2037	806	764
0.475% due 04/25/2037	469	469
0.515% due 07/25/2037 - 03/25/2044	1,897	1,891
0.665% due 12/25/2022	82	82
0.905% due 03/25/2040	3,502	3,532
0.965% due 04/25/2023	90	90
1.000% due 01/25/2043	823	786
1.015% due 02/25/2023	4	4
1.064% due 06/17/2027	42	43
1.065% due 05/25/2022	11	11
1.344% due 07/01/2042 - 06/01/2043	420	430
1.394% due 09/01/2041	278	289
1.544% due 09/01/2040	1	1
1.992% due 11/01/2035	72	75
2.174% due 09/01/2035	435	460
2.401% due 07/01/2035	80	85
3.000% due 02/01/2021 - 04/01/2027	967	1,003
4.000% due 07/01/2019 - 01/01/2044	35,578	37,071
4.412% due 12/01/2036	27	29
4.500% due 10/01/2015 - 02/01/2044	80,971	85,842
4.595% due 09/01/2034	18	19
5.000% due 10/01/2025 - 02/01/2044	264,904	287,780
5.500% due 12/01/2027 - 01/01/2044	49,807	54,812
5.963% due 12/25/2042	10	12
6.000% due 03/01/2017 - 10/01/2040	13,792	15,292
6.500% due 04/01/2036 - 11/01/2036	304	342

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FDIC Structured Sale Guaranteed Notes
2.980% due 12/06/2020	$2,485	$2,565
Federal Housing Administration
7.430% due 10/01/2020	2	2
Freddie Mac
0.205% due 12/25/2036	1,163	1,158
0.317% due 07/15/2019 - 08/15/2019	1,234	1,233
0.425% due 08/25/2031	171	167
0.467% due 05/15/2036	456	456
0.567% due 06/15/2018	27	27
1.342% due 02/25/2045	352	357
2.000% due 11/15/2026	16,823	16,547
2.403% due 09/01/2035	474	502
2.514% due 07/01/2035	193	205
4.500% due 05/01/2039 - 05/01/2041	38,070	40,384
5.000% due 05/01/2024 - 12/01/2041	8,536	9,213
5.500% due 12/01/2022 - 07/01/2038	1,998	2,181
6.000% due 09/01/2016 - 03/01/2038	621	690
6.500% due 07/25/2043	73	81
Ginnie Mae
1.947% due 02/20/2041	1,980	1,968
5.000% due 04/15/2038 - 11/15/2039	10,557	11,471
6.000% due 09/15/2017	847	895
Small Business Administration
5.600% due 09/01/2028	593	662

Total U.S. Government Agencies (Cost $581,399)		581,978

U.S. TREASURY OBLIGATIONS 21.2%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2017	1,131	1,163
0.125% due 04/15/2018	606	619
0.125% due 07/15/2022	77,286	74,022
0.625% due 07/15/2021	11,606	11,782
1.125% due 01/15/2021	10,142	10,660
1.250% due 04/15/2014 (f)(j)	40,168	40,452
1.250% due 07/15/2020	12,101	12,949
1.375% due 01/15/2020	3,024	3,248
2.000% due 01/15/2014 (h)(j)	32,231	32,227
2.000% due 07/15/2014	17,594	17,993
U.S. Treasury Notes
0.250% due 11/30/2015 (j)	59,300	59,186
0.500% due 12/15/2016	27,500	27,387
0.625% due 10/15/2016 (j)	119,300	119,081
0.625% due 11/15/2016	52,200	52,041

Total U.S. Treasury Obligations (Cost $475,750)		462,810

MORTGAGE-BACKED SECURITIES 7.7%
Adjustable Rate Mortgage Trust
2.801% due 09/25/2035	1,240	1,101
American Home Mortgage Investment Trust
2.173% due 10/25/2034	366	361
2.355% due 02/25/2045	202	201
Banc of America Commercial Mortgage Trust
5.572% due 04/10/2049	3,264	3,555
5.633% due 04/10/2049	145	146
Banc of America Funding Corp.
0.445% due 07/25/2037	1,487	1,233
3.694% due 01/20/2047 ^	588	475

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America Mortgage Trust
2.623% due 07/25/2034		$994	$999
2.768% due 08/25/2034		3,285	3,259
2.875% due 05/25/2033		564	558
6.500% due 10/25/2031		9	10
BCAP LLC Trust
0.335% due 09/26/2035		814	802
Bear Stearns Adjustable Rate Mortgage Trust
2.250% due 08/25/2035		1,641	1,647
2.263% due 04/25/2033		8	7
2.572% due 04/25/2033		6	6
2.588% due 01/25/2035		235	228
2.733% due 08/25/2035 ^		456	391
2.761% due 01/25/2034		28	28
2.793% due 03/25/2035		1,943	1,942
2.838% due 02/25/2033		2	1
2.912% due 07/25/2034		411	396
5.095% due 01/25/2035		5,654	5,705
Bear Stearns Alt-A Trust
0.325% due 02/25/2034		586	553
Bear Stearns Commercial Mortgage Securities Trust
5.331% due 02/11/2044		400	435
Bear Stearns Structured Products, Inc.
2.502% due 01/26/2036		1,226	936
2.591% due 12/26/2046		657	398
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.445% due 01/25/2035		90	81
Citigroup Mortgage Loan Trust, Inc.
2.540% due 05/25/2035		223	217
2.613% due 08/25/2035		1,005	569
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.289% due 12/11/2049		16,304	17,576
5.305% due 01/15/2046		3,673	3,937
Commercial Mortgage Trust
0.347% due 06/15/2022		587	581
Countrywide Alternative Loan Trust
0.345% due 05/25/2047		669	543
6.000% due 10/25/2033		16	17
Countrywide Home Loan Mortgage Pass-Through Trust
2.376% due 02/20/2036		632	488
2.504% due 11/25/2034		794	736
2.526% due 02/20/2035		1,311	1,260
2.532% due 11/20/2034		1,599	1,505
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		3,815	4,107
5.448% due 01/15/2049		136	137
5.669% due 03/15/2039		14,793	16,089
5.791% due 06/15/2038		1,457	1,580
Credit Suisse First Boston Mortgage Securities Corp.
0.804% due 03/25/2032		1	1
Credit Suisse Mortgage Capital Certificates
2.584% due 09/26/2047		775	773
DBRR Trust
0.853% due 02/25/2045		2,504	2,492
Deutsche Mortgage Securities, Inc.
5.230% due 06/26/2035		1,000	1,008
Epic Opera Arlington Ltd.
0.764% due 07/28/2016	GBP	2,013	3,323
First Horizon Alternative Mortgage Securities
2.192% due 09/25/2034		$1,809	1,769
First Horizon Mortgage Pass-Through Trust
2.614% due 08/25/2035		504	479
2.625% due 02/25/2035		2,689	2,680
GMAC Mortgage Corp. Loan Trust
2.691% due 11/19/2035		289	270

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Granite Master Issuer PLC
0.307% due 12/20/2054		$3,813	$3,770
0.367% due 12/20/2054		593	587
0.809% due 12/20/2054	GBP	618	1,016
Granite Mortgages PLC
0.604% due 01/20/2044	EUR	103	141
0.897% due 01/20/2044	GBP	89	147
0.904% due 09/20/2044		639	1,051
Great Hall Mortgages PLC
0.373% due 06/18/2039		$1,628	1,530
Greenpoint Mortgage Pass-Through Certificates
2.792% due 10/25/2033		1,470	1,456
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042		200	205
5.444% due 03/10/2039		1,900	2,090
GSR Mortgage Loan Trust
2.648% due 09/25/2035		1,077	1,073
2.649% due 09/25/2034		197	186
HarborView Mortgage Loan Trust
0.386% due 05/19/2035		139	122
2.746% due 07/19/2035		759	657
Holmes Master Issuer PLC
1.577% due 10/15/2054	EUR	682	943
Impac CMB Trust
1.165% due 07/25/2033		$217	200
IndyMac Mortgage Loan Trust
2.503% due 12/25/2034		390	360
JPMorgan Chase Commercial Mortgage Securities Trust
0.617% due 07/15/2019		248	245
4.654% due 01/12/2037		2,111	2,117
5.257% due 05/15/2047		7,241	7,745
5.397% due 05/15/2045		2,369	2,589
5.420% due 01/15/2049		600	659
5.882% due 02/15/2051		1,300	1,457
JPMorgan Commercial Mortgage-Backed Securities Trust
5.683% due 03/18/2051		2,488	2,713
JPMorgan Mortgage Trust
3.554% due 02/25/2035		130	130
5.750% due 01/25/2036 ^		39	36
LB-UBS Commercial Mortgage Trust
5.342% due 09/15/2039		1,442	1,575
MASTR Asset Securitization Trust
5.500% due 09/25/2033		12	12
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.647% due 06/15/2030		153	149
Merrill Lynch Floating Trust
0.706% due 07/09/2021		13,494	13,468
Merrill Lynch Mortgage Investors Trust
0.375% due 02/25/2036		449	411
0.415% due 11/25/2035		377	359
1.165% due 10/25/2035		216	213
1.959% due 01/25/2029		17	17
2.380% due 10/25/2035		793	794
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		2,700	2,974
Morgan Stanley Capital Trust
5.417% due 03/12/2044		2,200	2,351
Prime Mortgage Trust
0.565% due 02/25/2034		13	13
Residential Funding Mortgage Securities, Inc. Trust
3.063% due 09/25/2035 ^		1,263	1,037
Salomon Brothers Mortgage Securities, Inc.
7.000% due 12/25/2018		27	29
Structured Adjustable Rate Mortgage Loan Trust
1.534% due 01/25/2035		346	273

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.482% due 08/25/2034		$648	$643
2.507% due 08/25/2035		353	326
2.906% due 02/25/2034		456	457
Structured Asset Mortgage Investments Trust
0.445% due 02/25/2036		199	154
0.826% due 09/19/2032		5	5
Structured Asset Securities Corp.
2.625% due 10/28/2035		232	220
Wachovia Bank Commercial Mortgage Trust
0.247% due 06/15/2020		1,002	993
0.307% due 06/15/2020		6,300	6,171
5.421% due 04/15/2047		640	641
5.749% due 07/15/2045		1,206	1,324
WaMu Mortgage Pass-Through Certificates
0.435% due 12/25/2045		170	158
0.505% due 01/25/2045		1,245	1,176
0.869% due 01/25/2047		415	390
1.340% due 05/25/2041		23	23
1.343% due 11/25/2042		74	70
1.543% due 06/25/2042		42	38
1.543% due 08/25/2042		174	162
2.207% due 02/27/2034		26	26
Wells Fargo Mortgage-Backed Securities Trust
2.615% due 12/25/2034		491	498
2.615% due 01/25/2035		636	631
2.617% due 09/25/2034		9,577	9,699
2.628% due 03/25/2036		559	559
2.658% due 03/25/2035		475	489

Total Mortgage-Backed Securities (Cost $167,729)			169,344

ASSET-BACKED SECURITIES 6.9%
ACE Securities Corp. Home Equity Loan Trust
0.225% due 10/25/2036		122	42
AIMCO CLO
0.492% due 10/20/2019		3,241	3,218
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.665% due 09/25/2035		7,100	6,148
Amortizing Residential Collateral Trust
0.745% due 07/25/2032		13	12
Apidos CDO Ltd.
0.498% due 07/27/2017		296	295
Asset-Backed Funding Certificates Trust
0.840% due 06/25/2035		10,799	9,625
Asset-Backed Securities Corp. Home Equity Loan Trust
0.440% due 09/25/2034		189	188
1.817% due 03/15/2032		147	140
Avenue CLO Ltd.
0.496% due 10/30/2017		725	725
0.502% due 07/20/2018		1,233	1,231
Avoca CLO PLC
0.541% due 01/16/2023	EUR	1,510	2,040
Bacchus Ltd.
0.482% due 01/20/2019		$4,565	4,492
Bear Stearns Asset-Backed Securities Trust
1.165% due 10/25/2037		2,646	2,500
Cadogan Square CLO BV
0.562% due 01/17/2023	EUR	3,263	4,393
Citibank Omni Master Trust
2.917% due 08/15/2018		$1,500	1,523
Citigroup Mortgage Loan Trust, Inc.
0.645% due 09/25/2035		6,200	5,136
Cougar CLO PLC
0.580% due 07/15/2020	EUR	6,520	8,929
Countrywide Asset-Backed Certificates
0.345% due 09/25/2036		$5,568	5,392

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.425% due 05/25/2036		$689	$688
0.645% due 12/25/2031		35	26
0.865% due 12/25/2033		2,102	1,947
0.965% due 03/25/2033		1,683	1,550
Credit Suisse First Boston Mortgage Securities Corp.
0.785% due 01/25/2032		9	8
Dryden Leveraged Loan CDO
0.488% due 05/22/2017		539	537
Dryden Leveraged Loan CDO LLC
1.794% due 10/17/2020		4,900	4,917
Educational Services of America, Inc.
1.315% due 09/25/2040		2,993	3,046
Equity One Mortgage Pass-Through Trust
0.725% due 11/25/2032		7	7
Eurocredit CDO BV
0.824% due 10/20/2016	EUR	374	513
First Franklin Mortgage Loan Trust
0.645% due 05/25/2035		$300	273
Four Corners CLO Ltd.
0.516% due 01/26/2020		2,281	2,266
Franklin CLO Ltd.
0.503% due 06/15/2018		3,969	3,921
GE-WMC Mortgage Securities Trust
0.205% due 08/25/2036		17	7
Goldentree Loan Opportunities Ltd.
0.941% due 10/18/2021		1,500	1,494
Gracechurch Card Funding PLC
1.069% due 01/15/2016	EUR	600	825
Gulf Stream Compass CLO Ltd.
0.498% due 01/24/2020		$2,466	2,466
HSBC Home Equity Loan Trust
0.457% due 01/20/2034		1,021	1,016
Hyde Park CDO BV
0.624% due 06/14/2022	EUR	2,426	3,282
Jubilee CDO BV
0.582% due 08/21/2021		1,100	1,485
Landmark CDO Ltd.
0.519% due 07/15/2018		$2,011	2,003
Leopard CLO BV
0.590% due 04/21/2020	EUR	335	457
Long Beach Mortgage Loan Trust
0.725% due 10/25/2034		$34	32
Massachusetts Educational Financing Authority
1.188% due 04/25/2038		850	856
Mercator CLO PLC
0.452% due 02/18/2024	EUR	1,443	1,949
Merrill Lynch Mortgage Investors Trust
0.365% due 08/25/2036		$932	908
0.455% due 08/25/2036		700	627
Morgan Stanley Investment Management Croton Ltd.
0.504% due 01/15/2018		430	428
MT Wilson CLO Ltd.
0.476% due 07/11/2020		3,862	3,825
NOB Hill CLO Ltd.
0.491% due 08/15/2018		2,710	2,692
Oak Hill Credit Partners Ltd.
0.488% due 05/17/2021		4,578	4,555
OCI Euro Fund BV
0.550% due 08/15/2024	EUR	2,700	3,607
Octagon Investment Partners Ltd.
0.479% due 04/23/2020		$4,632	4,575
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.445% due 12/25/2035		966	848
Pacifica CDO Corp.
0.498% due 01/26/2020		1,316	1,308

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	13

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Panhandle-Plains Higher Education Authority, Inc.
1.377% due 10/01/2035		$1,782	$1,810
RAAC Series
0.645% due 03/25/2037		900	829
Renaissance Home Equity Loan Trust
0.665% due 12/25/2033		4,400	4,297
Residential Asset Securities Corp. Trust
0.485% due 01/25/2036		6,300	5,953
SLC Student Loan Trust
0.321% due 11/15/2021		454	454
4.750% due 06/15/2033		1,884	1,709
SLM Student Loan Trust
0.318% due 10/25/2021		138	138
0.423% due 03/15/2024		2,000	1,931
0.917% due 10/16/2023		2,555	2,558
1.217% due 06/15/2023		3,121	3,134
1.267% due 12/15/2021		1,038	1,043
1.738% due 04/25/2023		690	711
1.817% due 12/15/2017		88	88
South Carolina Student Loan Corp.
0.989% due 03/02/2020		2,000	1,999
Specialty Underwriting & Residential Finance Trust
0.555% due 12/25/2036		4,800	3,746
Stanfield Bristol CLO Ltd.
0.501% due 10/15/2019		1,148	1,147
Structured Asset Investment Loan Trust
0.525% due 10/25/2035		541	523
0.870% due 03/25/2034		681	643
1.140% due 10/25/2033		1,588	1,524
Titrisocram
1.145% due 05/25/2020	EUR	13	18
Wells Fargo Home Equity Asset-Backed Securities Trust
0.425% due 05/25/2036		$1,100	957
Wood Street CLO BV
0.544% due 11/22/2021	EUR	1,085	1,471

Total Asset-Backed Securities (Cost $147,266)			151,656

SOVEREIGN ISSUES 8.0%
Autonomous Community of Catalonia
4.750% due 06/04/2018		2,700	3,826
Autonomous Community of Valencia
4.375% due 07/16/2015		2,000	2,819
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2017	BRL	13,000	3,882
Hydro-Quebec
2.000% due 06/30/2016		$12,800	13,150
Italy Buoni Poliennali Del Tesoro
2.750% due 12/01/2015	EUR	1,900	2,689
3.000% due 04/15/2015		1,700	2,398
3.000% due 11/01/2015		400	568
3.750% due 08/01/2015		10,800	15,444
3.750% due 04/15/2016		400	580
4.500% due 07/15/2015		19,000	27,457
Mexico Government International Bond
4.000% due 11/15/2040 (c)	MXN	3,036	238
5.000% due 06/16/2016 (c)		6,578	557

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Province of Ontario
0.950% due 05/26/2015		$13,900	$14,012
1.000% due 07/22/2016		2,800	2,811
1.100% due 10/25/2017		13,600	13,453
4.300% due 03/08/2017	CAD	1,300	1,323
Republic of Korea
4.875% due 09/22/2014		$600	619
5.750% due 04/16/2014		500	507
Spain Government International Bond
2.750% due 03/31/2015	EUR	2,100	2,946
3.150% due 01/31/2016		5,800	8,237
3.300% due 10/31/2014		100	140
3.750% due 10/31/2015		9,900	14,200
4.000% due 07/30/2015		29,600	42,275

Total Sovereign Issues (Cost $171,680)			174,131

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (a)		4,000	0

Total Convertible Preferred Securities (Cost $0)			0

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
DG Funding Trust
0.554% due 01/30/2014 (d)		420	2,974

Total Preferred Securities (Cost $4,462)			2,974

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 4.9%

CERTIFICATES OF DEPOSIT 0.9%
Itau Unibanco Holding S.A.
0.000% due 10/31/2014		$20,000	19,779

COMMERCIAL PAPER 1.3%
British Telecommunications PLC
0.750% due 04/08/2014		1,600	1,599
DCP Midstream LLC
1.100% due 01/14/2014		3,800	3,798
Ford Motor Credit Co.
0.840% due 06/02/2014		800	798
0.850% due 06/16/2014		900	898
0.850% due 06/18/2014		2,100	2,094
0.880% due 07/14/2014		2,000	1,994
0.900% due 07/01/2014		800	798
0.900% due 08/05/2014		2,000	1,993
0.900% due 09/16/2014		6,800	6,768
Santander S.A.
2.370% due 01/02/2014		3,700	3,700
Vodafone Group PLC
0.700% due 02/10/2014		5,000	4,996

			29,436

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS (e) 0.2%
			$5,289

SHORT-TERM NOTES 0.2%
Korea Development Bank
0.770% due 08/20/2014		$4,300	4,293

ITALY TREASURY BILLS 1.3%
1.041% due 08/14/2014 - 10/14/2014 (b)	EUR	20,700	28,303

MEXICO TREASURY BILLS 0.1%
3.605% due 01/09/2014 (b)	MXN	28,200	2,159

SPAIN TREASURY BILLS 0.8%
0.488% due 06/20/2014	EUR	12,500	17,137

U.S. TREASURY BILLS 0.1%
0.101% due 01/16/2014 - 11/13/2014 (b)(j)		$2,193	2,192

Total Short-Term Instruments (Cost $107,656)			108,588

Total Investments in Securities (Cost $2,157,610)			2,159,008

		SHARES
INVESTMENTS IN AFFILIATES 15.1%

SHORT-TERM INSTRUMENTS 15.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 15.1%
PIMCO Short-Term Floating NAV Portfolio		109	1
PIMCO Short-Term Floating NAV Portfolio III		32,929,569	328,934

Total Short-Term Instruments (Cost $329,133)			328,935

Total Investments in Affiliates (Cost $329,133)			328,935

Total Investments 113.8% (Cost $2,486,743)			$2,487,943

Financial Derivative Instruments (g)(i) (0.1%) (Cost or Premiums, net $1,446)			(1,715)

Other Assets and Liabilities, net (13.7%)			(300,156)

Net Assets 100.0%			$2,186,072

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity, date shown represents next contractual call date.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.010%	12/31/2013	01/02/2014	$2,400	U.S. Treasury Notes 0.500% due 07/31/2017	$(2,452)	$2,400	$2,400
SSB	0.000%	12/31/2013	01/02/2014	2,889	Freddie Mac 2.080% due 10/17/2022	(2,951)	2,889	2,889

Total Repurchase Agreements						$(5,403)	$5,289	$5,289

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions
TDM	0.140%	11/06/2013	01/06/2014	$(1,223)	$(1,224)

Total Sale-Buyback Transactions					$(1,224)

(2)

As of December 31, 2013, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended December 31, 2013 was $2,930 at a weighted average interest rate of (0.099%).

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	4.000%	01/01/2044	$6,000	$(6,225)	$(6,178)
Fannie Mae	4.000%	02/01/2044	15,000	(15,434)	(15,398)
Fannie Mae	6.000%	01/01/2044	9,000	(9,955)	(9,984)
Freddie Mac	4.500%	01/01/2044	38,000	(40,375)	(40,219)
Freddie Mac	5.000%	01/01/2044	1,000	(1,082)	(1,079)

Total Short Sales				$(73,071)	$(72,858)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2013:

(f)	Securities with an aggregate market value of $1,222 have been pledged as collateral under the terms of the following master agreements as of December 31, 2013.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BOS	$2,400	$0	$0	$0	$2,400	$(2,452)	$(52)
SSB	2,889	0	0	0	2,889	(2,951)	(62)

Master Securities Forward Transaction Agreement
BCY	0	0	0	0	0	(50)	(50)
BOA	0	0	0	(6,178)	(6,178)	(60)	(6,238)
FOB	0	0	0	(50,203)	(50,203)	(310)	(50,513)
GSC	0	0	0	(16,477)	(16,477)	0	(16,477)
MSC	0	0	0	0	0	(335)	(335)
SAL	0	0	0	0	0	(71)	(71)
TDM	0	0	(1,224)	0	(1,224)	1,222	(2)

Total Borrowings and Other Financing Transactions	$5,289	$0	$(1,224)	$(72,858)

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	15

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CME 3-Year Mid-Curve on Eurodollar March Futures	$97.375	03/14/2014	1,940	$(725)	$(970)

Total Written Options				$(725)	$(970)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	5,582	$(1,597)	$0	$(279)
90-Day Eurodollar December Futures	Long	12/2016	69	(53)	0	(5)
90-Day Eurodollar June Futures	Long	06/2015	595	(183)	0	(22)
90-Day Eurodollar June Futures	Long	06/2016	125	31	0	(6)
90-Day Eurodollar March Futures	Long	03/2016	271	(106)	0	(14)
90-Day Eurodollar September Futures	Long	09/2015	5,044	1,008	0	(252)
90-Day Eurodollar September Futures	Long	09/2016	69	(52)	0	(5)

Total Futures Contracts				$(952)	$0	$(583)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR	1.500%	03/18/2016	$	343,100	$2,272	$(179)	$0	$(90)
Pay	3-Month USD-LIBOR	3.000%	09/21/2017		10,000	49	33	0	(6)
Receive	3-Month USD-LIBOR	3.000%	12/18/2023		66,100	441	841	373	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043		12,300	2,677	1,940	141	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		69,100	5,486	2,741	881	0

						$10,925	$5,376	$1,395	$(96)

Total Swap Agreements						$10,925	$5,376	$1,395	$(96)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2013:

(h)	Securities with an aggregate market value of $9,517 and cash of $4,277 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2013. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$1,395	$1,395	$(970)	$(583)	$(96)	$(1,649)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2014	EUR	51,014	$	70,389	$209	$0

BPS	01/2014		6,800		8,584	0	(770)
	02/2014	JPY	472,600		4,588	100	0
	03/2014	EUR	8,807		11,607	0	(508)
	05/2014		6,700		8,472	0	(746)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BRC	03/2014		GBP	3,175	$		5,195	$0	$(60)

CBK	01/2014		MXN	1,288			97	0	(1)
	01/2014	$		70,231		EUR	51,014	0	(51)
	02/2014		EUR	68,861	$		94,722	52	(60)
	03/2014		CAD	1,528			1,440	4	0
	03/2014		EUR	1,098			1,510	0	0
	04/2014			300			380	0	(32)

DUB	02/2014		JPY	1,151,800			11,109	169	0
	02/2014	$		1,364		EUR	992	1	0

FBF	01/2014		JPY	146,866	$		1,400	5	0
	06/2014		EUR	500			634	0	(54)

GLM	03/2014			6,169			8,241	0	(246)

HUS	02/2014		JPY	661,429			6,661	379	0

JPM	02/2014		EUR	344			474	0	0

MSC	01/2014		BRL	9,013			3,822	1	0
	01/2014		MXN	26,634			2,039	0	0
	01/2014	$		3,858		BRL	9,013	0	(38)
	02/2014		BRL	9,013	$		3,828	39	0

RYL	02/2014		EUR	16,700			22,156	0	(818)
	03/2014			15,132			20,233	0	(584)

UAG	04/2014			19,000			25,694	0	(444)

Total Forward Foreign Currency Contracts								$959	$(4,412)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	11,000	$(21)	$(16)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		11,000	(24)	(3)
	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550%	01/15/2014		131,000	(160)	(120)
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.750%	01/15/2014		131,000	(205)	(1)

BRC	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		2,700	(5)	(4)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		2,700	(6)	(1)

GLM	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		2,700	(6)	(4)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		2,700	(6)	(1)
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	03/31/2014	$	19,800	(26)	(36)
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.600%	02/06/2014		66,200	(20)	(1)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000%	02/06/2014		66,200	(56)	(99)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400%	01/27/2014		64,900	(152)	(1)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	01/27/2014		64,900	(357)	(92)

								$(1,044)	$(379)

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC CDX.IG-21 5-Year Index	Buy	0.600%	03/19/2014	$	5,400	$(3)	$(5)
	Put - OTC CDX.IG-21 5-Year Index	Sell	0.900%	03/19/2014		5,400	(7)	(2)

JPM	Call - OTC CDX.IG-21 5-Year Index	Buy	0.650%	01/15/2014		27,000	(15)	(39)
	Put - OTC CDX.IG-21 5-Year Index	Sell	0.900%	01/15/2014		27,000	(86)	(1)

							$(111)	$(47)

Total Written Options							$(1,155)	$(426)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2013:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premiums
Balance at 12/31/2012	0	$719,500	EUR	44,200	$(2,465)
Sales	1,940	1,249,300		362,800	(4,680)
Closing Buys	0	(33,600)		0	182
Expirations	0	(1,322,900)		(112,200)	4,326
Exercised	0	(265,500)		0	757

Balance at 12/31/2013	1,940	$346,800	EUR	294,800	$(1,880)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	17

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. TREASURY OBLIGATION ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2013 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Berkshire Hathaway, Inc.	1.000%	03/20/2016	0.290%	$	1,100	$(14)	$32	$18	$0
	Brazil Government International Bond	1.000%	09/20/2015	0.895%		800	(4)	6	2	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.282%		700	7	2	9	0
	Mexico Government International Bond	1.000%	09/20/2015	0.318%		800	7	3	10	0
	Mexico Government International Bond	1.000%	12/20/2018	0.879%		1,000	(1)	7	6	0

BPS	SLM Corp.	5.000%	12/20/2018	2.419%		1,000	100	19	119	0
	U.S. Treasury Notes	0.250%	09/20/2016	0.291%	EUR	6,500	(124)	115	0	(9)

BRC	Berkshire Hathaway, Inc.	1.000%	12/20/2023	1.224%	$	1,000	(29)	11	0	(18)
	Brazil Government International Bond	1.000%	09/20/2015	0.895%		5,100	(39)	51	12	0
	China Government International Bond	1.000%	09/20/2015	0.245%		2,400	30	3	33	0
	China Government International Bond	1.000%	09/20/2016	0.363%		1,300	18	5	23	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.282%		10,000	112	16	128	0
	Mexico Government International Bond	1.000%	09/20/2015	0.318%		5,500	(36)	103	67	0
	Mexico Government International Bond	1.000%	03/20/2018	0.719%		4,300	(7)	59	52	0

CBK	Brazil Government International Bond	1.000%	09/20/2015	0.895%		1,600	(19)	23	4	0
	Brazil Government International Bond	1.000%	06/20/2016	1.166%		27,000	(52)	(48)	0	(100)
	MetLife, Inc.	1.000%	12/20/2014	0.135%		8,200	(217)	289	72	0
	Mexico Government International Bond	1.000%	09/20/2016	0.456%		1,000	5	10	15	0
	Mexico Government International Bond	1.000%	12/20/2018	0.879%		1,700	(2)	12	10	0

DUB	China Government International Bond	1.000%	12/20/2018	0.753%		1,400	18	(1)	17	0
	Export-Import Bank of China	1.000%	12/20/2016	0.486%		2,300	(186)	222	36	0
	Export-Import Bank of Korea	1.000%	12/20/2016	0.347%		1,000	(64)	84	20	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.282%		3,500	37	8	45	0
	General Electric Capital Corp.	1.000%	03/20/2016	0.314%		100	(6)	8	2	0
	HSBC Bank PLC	1.000%	12/20/2018	0.610%	EUR	3,400	38	52	90	0
	JPMorgan Chase & Co.	1.000%	09/20/2015	0.333%	$	10,000	110	9	119	0
	Mexico Government International Bond	1.000%	03/20/2016	0.359%		3,200	(18)	65	47	0
	Mexico Government International Bond	1.000%	06/20/2016	0.413%		7,900	19	98	117	0
	Mexico Government International Bond	1.000%	09/20/2016	0.456%		700	3	7	10	0

FBF	MetLife, Inc.	1.000%	12/20/2014	0.135%		1,300	(20)	31	11	0

GST	Mexico Government International Bond	1.000%	09/20/2016	0.456%		1,900	9	19	28	0

HUS	Brazil Government International Bond	1.000%	09/20/2015	0.895%		1,000	(10)	12	2	0
	Brazil Government International Bond	1.000%	03/20/2016	1.051%		1,200	(6)	5	0	(1)
	Mexico Government International Bond	1.000%	09/20/2015	0.318%		1,700	13	7	20	0
	Mexico Government International Bond	1.000%	09/20/2016	0.456%		700	4	7	11	0

JPM	Brazil Government International Bond	1.000%	09/20/2015	0.895%		400	(4)	5	1	0
	China Government International Bond	1.000%	12/20/2018	0.753%		5,800	57	14	71	0
	General Electric Capital Corp.	1.000%	03/20/2014	0.174%		1,000	(29)	31	2	0
	HSBC Bank PLC	1.000%	12/20/2018	0.610%	EUR	2,000	28	25	53	0
	Mexico Government International Bond	1.000%	09/20/2016	0.456%	$	800	5	7	12	0
	PSEG Power LLC	1.000%	12/20/2018	0.903%		1,700	11	(2)	9	0

MYC	Brazil Government International Bond	1.000%	09/20/2015	0.895%		400	(2)	3	1	0
	General Electric Capital Corp.	1.000%	06/20/2016	0.352%		200	(1)	4	3	0
	Mexico Government International Bond	1.000%	12/20/2018	0.879%		1,500	(3)	12	9	0

UAG	Brazil Government International Bond	1.000%	09/20/2015	0.895%		500	(5)	6	1	0

							$(267)	$1,456	$1,317	$(128)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
							Asset	Liability
BOA	CDX.HY-21 3-Year Index	5.000%	12/20/2016	$6,800	$552	$30	$582	$0

BRC	CDX.EM-12 5-Year Index	5.000%	12/20/2014	1,900	190	(146)	44	0
	CDX.EM-13 5-Year Index	5.000%	06/20/2015	8,900	1,032	(755)	277	0

GST	CDX.EM-13 5-Year Index	5.000%	06/20/2015	400	50	(38)	12	0
	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017	193	0	3	3	0

HUS	CDX.EM-13 5-Year Index	5.000%	06/20/2015	6,100	678	(489)	189	0

JPM	CDX.EM-13 5-Year Index	5.000%	06/20/2015	500	57	(41)	16	0
	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017	386	(1)	7	6	0

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
							Asset	Liability
MYC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	$8,300	$966	$(708)	$258	$0

UAG	CDX.EM-12 5-Year Index	5.000%	12/20/2014	1,000	100	(76)	24	0

					$3,624	$(2,213)	$1,411	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	10.630%	01/02/2017	BRL	3,000	$0	$(34)	$0	$(34)
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MXN	99,000	(29)	170	141	0

BPS	Pay	1-Year BRL-CDI	9.120%	01/02/2017	BRL	9,100	23	(258)	0	(235)

BRC	Pay	28-Day MXN-TIIE	4.120%	10/26/2015	MXN	220,000	(2)	(20)	0	(22)
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		2,500	0	1	1	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		54,000	(16)	93	77	0
	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		3,200	(2)	1	0	(1)
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		2,500	(1)	2	1	0

DUB	Pay	1-Year BRL-CDI	9.130%	01/02/2017	BRL	2,000	7	(58)	0	(51)
	Pay	1-Year BRL-CDI	10.630%	01/02/2017		1,000	0	(11)	0	(11)

GLM	Pay	1-Year BRL-CDI	10.630%	01/02/2017		1,100	1	(13)	0	(12)
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MXN	30,000	(6)	48	42	0
	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		5,700	(3)	2	0	(1)
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		7,900	(2)	6	4	0

HUS	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		7,500	(5)	5	0	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		80,300	(7)	121	114	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		2,700	0	2	2	0

JPM	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		2,500	(1)	1	0	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		1,300	0	1	1	0

MYC	Pay	1-Year BRL-CDI	9.140%	01/02/2017	BRL	4,500	12	(127)	0	(115)
	Pay	1-Year BRL-CDI	10.630%	01/02/2017		100	0	(1)	0	(1)
	Pay	28-Day MXN-TIIE	4.120%	10/26/2015	MXN	220,000	(1)	(20)	0	(21)
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		30,000	2	39	41	0
	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		3,900	(2)	1	0	(1)
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		7,100	(1)	5	4	0

UAG	Pay	1-Year BRL-CDI	8.900%	01/02/2017	BRL	3,800	2	(107)	0	(105)

							$(31)	$(151)	$428	$(610)

Total Swap Agreements							$3,326	$(908)	$3,156	$(738)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	19

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2013:

(j)	Securities with an aggregate market value of $4,671 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$209	$0	$768	$977	$0	$(140)	$(34)	$(174)	$803	$(730)	$73
BPS	100	0	119	219	(2,024)	(7)	(244)	(2,275)	(2,056)	2,192	136
BRC	0	0	715	715	(60)	(5)	(41)	(106)	609	(680)	(71)
CBK	56	0	101	157	(144)	0	(100)	(244)	(87)	0	(87)
DUB	170	0	503	673	0	0	(62)	(62)	611	(560)	51
FBF	5	0	11	16	(54)	0	0	(54)	(38)	0	(38)
GLM	0	0	46	46	(246)	(234)	(13)	(493)	(447)	340	(107)
GST	0	0	43	43	0	0	0	0	43	(180)	(137)
HUS	379	0	338	717	0	0	(1)	(1)	716	(720)	(4)
JPM	0	0	171	171	0	(40)	0	(40)	131	(270)	(139)
MSC	40	0	0	40	(38)	0	0	(38)	2	(700)	(698)
MYC	0	0	316	316	0	0	(138)	(138)	178	(530)	(352)
RYL	0	0	0	0	(1,402)	0	0	(1,402)	(1,402)	1,457	55
UAG	0	0	25	25	(444)	0	(105)	(549)	(524)	682	158

Total Over the Counter	$959	$0	$3,156	$4,115	$(4,412)	$(426)	$(738)	$(5,576)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$1,395	$1,395

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$959	$0	$959
Swap Agreements	0	2,728	0	0	428	3,156

	$0	$2,728	$0	$959	$428	$4,115

	$0	$2,728	$0	$959	$1,823	$5,510

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$970	$970
Futures	0	0	0	0	583	583
Swap Agreements	0	0	0	0	96	96

	$0	$0	$0	$0	$1,649	$1,649

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,412	$0	$4,412
Written Options	0	47	0	0	379	426
Swap Agreements	0	128	0	0	610	738

	$0	$175	$0	$4,412	$989	$5,576

	$0	$175	$0	$4,412	$2,638	$7,225

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4,057	$4,057
Swap Agreements	0	(782)	0	0	(4,780)	(5,562)

	$0	$(782)	$0	$0	$(723)	$(1,505)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(7,447)	$0	$(7,447)
Written Options	0	140	0	123	3,925	4,188
Swap Agreements	0	5,614	0	0	619	6,233

	$0	$5,754	$0	$(7,324)	$4,544	$2,974

	$0	$4,972	$0	$(7,324)	$3,821	$1,469

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(245)	$(245)
Futures	0	0	0	0	(1,024)	(1,024)
Swap Agreements	0	171	0	0	4,680	4,851

	$0	$171	$0	$0	$3,411	$3,582

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,586	$0	$2,586
Written Options	0	63	0	0	(822)	(759)
Swap Agreements	0	(4,116)	0	0	(423)	(4,539)

	$0	$(4,053)	$0	$2,586	$(1,245)	$(2,712)

	$0	$(3,882)	$0	$2,586	$2,166	$870

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Bank Loan Obligations	$0	$25,302	$0	$25,302
Corporate Bonds & Notes
Banking & Finance	0	331,118	3,427	334,545
Industrials	0	91,682	0	91,682
Utilities	0	55,552	0	55,552
Municipal Bonds & Notes
Texas	0	446	0	446
U.S. Government Agencies	0	581,976	2	581,978
U.S. Treasury Obligations	0	462,810	0	462,810
Mortgage-Backed Securities	0	169,344	0	169,344
Asset-Backed Securities	0	148,610	3,046	151,656
Sovereign Issues	0	174,131	0	174,131
Preferred Securities
Banking & Finance	0	0	2,974	2,974
Short-Term Instruments
Certificates of Deposit	0	19,779	0	19,779
Commercial Paper	0	29,436	0	29,436
Repurchase Agreements	0	5,289	0	5,289
Short-Term Notes	0	4,293	0	4,293
Italy Treasury Bills	0	28,303	0	28,303
Mexico Treasury Bills	0	2,159	0	2,159
Spain Treasury Bills	0	17,137	0	17,137
U.S. Treasury Bills	0	2,192	0	2,192
	$0	$2,149,559	$9,449	$2,159,008

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$328,935	$0	$0	$328,935

Total Investments	$328,935	$2,149,559	$9,449	$2,487,943

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(72,858)	$0	$(72,858)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,395	0	1,395
Over the counter	0	4,115	0	4,115
	$0	$5,510	$0	$5,510

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,553)	(96)	0	(1,649)
Over the counter	0	(5,576)	0	(5,576)
	$(1,553)	$(5,672)	$0	$(7,225)

Totals	$327,382	$2,076,539	$9,449	$2,413,370

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	21

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

December 31, 2013

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2013:

Category and Subcategory	Beginning Balance at 12/31/2012	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2013 (2)
Investments in Securities, at Value
Corporate Bonds & Notes Banking & Finance	$2,021	$3,463	$(1,981)	$4	$(19)	$(61)	$0	$0	$3,427	$(40)
U.S. Government Agencies	2	0	0	0	0	0	0	0	2	0
Asset-Backed Securities	3,732	0	(665)	0	0	(21)	0	0	3,046	(7)
Preferred Securities Banking & Finance	3,084	0	0	0	0	(110)	0	0	2,974	(110)

Totals	$8,839	$3,463	$(2,646)	$4	$(19)	$(192)	$0	$0	$9,449	$(157)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes Banking & Finance	$3,427	Third Party Vendor	Broker Quote	97.90
U.S. Government Agencies	2	Benchmark Pricing	Base Price	97.77
Asset-Backed Securities	3,046	Third Party Vendor	Broker Quote	101.75
Preferred Securities Banking & Finance	2,974	Benchmark Pricing	Base Price	$7,081.90

Total	$9,449

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Portfolio.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2013

1. ORGANIZATION

The PIMCO Low Duration Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid and are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period and are included in net change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

ANNUAL REPORT	DECEMBER 31, 2013	23

Notes to Financial Statements (Cont.)

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New

York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■	Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal

ANNUAL REPORT	DECEMBER 31, 2013	25

Notes to Financial Statements (Cont.)

pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding.

Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2013, the Portfolio had no unfunded loan commitments.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and

ANNUAL REPORT	DECEMBER 31, 2013	27

Notes to Financial Statements (Cont.)

entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2013 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
$1	$0	$0	$0	$0	$1	$0	$0

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
$109,664	$1,370,452	$(1,151,100)	$110	$(192)	$328,934	$1,452	$0

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value

ANNUAL REPORT	DECEMBER 31, 2013	29

Notes to Financial Statements (Cont.)

amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable

ANNUAL REPORT	DECEMBER 31, 2013	31

Notes to Financial Statements (Cont.)

obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate, sovereign or U.S. Treasury obligation issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2013 for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

“cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements. As mentioned earlier in this report, the U.S. is currently experiencing historically low interest rates. This combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, the fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair the performance of the Portfolio.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which

ANNUAL REPORT	DECEMBER 31, 2013	33

Notes to Financial Statements (Cont.)

potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used.

Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

ANNUAL REPORT	DECEMBER 31, 2013	35

Notes to Financial Statements (Cont.)

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2013, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$45,913	$31,875

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the

Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2013, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$5,306,750	$5,401,514	$650,906	$533,071

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2013		Year Ended 12/31/2012
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	861	$9,229	1,461	$15,525
Administrative Class	31,755	338,673	42,603	453,976
Advisor Class	19,839	211,059	22,060	233,999
Issued as reinvestment of distributions
Institutional Class	87	930	114	1,203
Administrative Class	2,052	21,881	2,487	26,451
Advisor Class	730	7,780	795	8,460
Cost of shares redeemed
Institutional Class	(452)	(4,849)	(2,620)	(27,778)
Administrative Class	(33,165)	(353,085)	(31,226)	(331,009)
Advisor Class	(11,826)	(125,522)	(10,877)	(115,656)
Net increase resulting from Portfolio share transactions	9,881	$106,096	24,797	$265,171

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

As of December 31, 2013, three shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 52% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2013, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2010-2012, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2013, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$19,853	$—	$6,871	$(5,290)	$(19,529)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), and sale/buyback transactions.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through December 31, 2013 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2013 through December 31, 2013, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2013, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$—	$—	$8,599	$—

Under the recently enacted Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2013, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$10,930	$—

ANNUAL REPORT	DECEMBER 31, 2013	37

Notes to Financial Statements (Cont.)

December 31, 2013

As of December 31, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$2,487,791	$20,993	$(20,841)	$152

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, treasury inflation=protected securities (TIPS), and sale/buyback transactions.

For the fiscal years ended December 31, 2013 and December 31, 2012, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2013	$30,591	$—	$—
12/31/2012	$36,127	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

38	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of PIMCO Low Duration Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Low Duration Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2014

ANNUAL REPORT	DECEMBER 31, 2013	39

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FOB	Credit Suisse Securities (USA) LLC	MSC	Morgan Stanley & Co., Inc.
BOS	Banc of America Securities LLC	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GSC	Goldman Sachs & Co.	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	GST	Goldman Sachs International	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	TDM	TD Securities (USA) LLC
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
FBF	Credit Suisse International

Currency Abbreviations:
BRL	Brazilian Real	GBP	British Pound	MXN	Mexican Peso
CAD	Canadian Dollar	JPY	Japanese Yen	USD (or $)	United States Dollar
EUR	Euro

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CDX.HY	Credit Derivatives Index - High Yield	CDX.IG	Credit Derivatives Index - Investment Grade

Other Abbreviations:
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	LIBOR	London Interbank Offered Rate
CDI	Brazil Interbank Deposit Rate	EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDO	Collateralized Debt Obligation	FDIC	Federal Deposit Insurance Corp.

40	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013:

4.33%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

1.70%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2013	41

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	172	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

42	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian* (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Vice President	11/2013 to Present Treasurer 08/1997 to 11/2013	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

* Effective February 3, 2014, Dr. El-Erian no longer serves as a Senior Vice President of the Trust.

ANNUAL REPORT	DECEMBER 31, 2013	43

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

44	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 12-13, 2013, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2014. The Board also considered and approved for an additional one-year term through August 31, 2014, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2014.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreement are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust and the independent Trustees.

The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 12-13, 2013 meeting. The independent Trustees also met with counsel to the Trust and the independent Trustees on August 2, 2013 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

ANNUAL REPORT	DECEMBER 31, 2013	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2012, including, but not limited to, undertaking significant technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2013. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2013 and other performance data, as available, for the periods ended June 30, 2013 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2013 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 12-13, 2013 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2013.

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Board noted that, for periods ending May 31, 2013, the Administrative Class of 71%, 92% and 100% of the Portfolios outperformed their Lipper category median in the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 86% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2013 (based on the performance of the Administrative Class). The Board also noted that ten of 13 Portfolios, representing 93% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2013, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $23 billion as of May 31, 2013.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expense ratios in their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the size of the assets under management with PIMCO, the manner in which similar portfolios may be managed, different requirements with

ANNUAL REPORT	DECEMBER 31, 2013	47

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively; had been reduced for some Portfolios over time; had been held steady for most Portfolios as assets grew, or declined in the case of some Portfolios; and continued to be competitive compared with peers. The Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. The Trustees noted that the benefits of the unified fee were apparent during the recent financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC supported the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and in return for the fees paid to RALLC by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2013	49

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT47AR_123113

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2013

PIMCO Low Duration Portfolio

Share Class

■	Institutional

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	39
Glossary	40
Federal Income Tax Information	41
Management of the Trust	42
Privacy Policy	44
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	45

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2013. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

The past twelve months were marked by ongoing periods of heightened bond market volatility brought on by uncertainty around central bank monetary and fiscal policy, geopolitical concerns, and a slower than hoped for rebound in the global economy. Following a particularly bumpy third quarter, however, all financial markets completed the year along a relatively smoother path. Federal Reserve (“Fed”) Chairman Ben Bernanke laid the groundwork in September, when he clarified the Fed’s commitment to maintain its quantitative easing (“QE”) bond purchase program of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero-bound range. The nomination of Janet Yellen to the Chairmanship further helped to reassure investors that the Fed would be committed to the continuation of their accommodative policies.

As investors were made particularly aware, beginning in mid-May conditions in financial markets deteriorated rapidly as markets reacted to signals by the Fed that it might begin to slow the pace of its asset purchases. This shift in tone fueled a broad-based sell-off within fixed income assets throughout the summer, undermining market liquidity and sending yields higher across the risk spectrum.

By mid-September, however, the Fed announced its intent to delay any tapering until more convincing indicators of economic growth become apparent and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore higher) and a rally across most equity markets. The Fed also maintained the Federal Funds Rate within a narrow range of zero to 25 basis points. Into October, investors were once again kept on edge by the uncertain fiscal policy and political landscape—namely the partial shutdown of the U.S. government that began during the first week of October, the ongoing debt ceiling negotiations between the White House and Congress, and confirmation proceedings for the next Fed Chairman. Investors were relieved by the last-minute deal announced on October 17 that reached an agreement to reopen the U.S. government and raise the debt ceiling.

In November, relative calm prevailed across most fixed income markets, and equity markets continued to rally. The European Central Bank (“ECB”) reduced their main policy rate (or the interest rate at which it lends money to banks) by 25 basis points to 0.25%, likely due to their concern over lower than expected inflation and a weak global growth outlook. The Bank of England (“BOE”) unanimously voted to leave its main policy rate unchanged amid a pickup in economic growth and expectations that this would lead to an eventual decline in the U.K. unemployment rate.

Towards the latter part of December, the Fed announced that beginning in January 2014 it intends to gradually exit its bond-buying program, by reducing it from $85 billion to $75 billion spread equally across mortgage and U.S. Treasury purchases. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee (“FOMC”) provided even greater assurances that the policy rate would remain near a zero-bound range until signs of sustainable growth are more broadly evident in the U.S. economy. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

U.S. Treasuries underperformed most other developed sovereign bond markets on a hedged basis as investors reacted to the various Fed announcements regarding the tapering of their QE bond purchase program. In particular, U.S. Treasury yields rose to their highest level in late December as investors reacted to the Fed’s announcement that it would begin the reduction of its asset purchases starting in January 2014. This decision was made on the back of improving economic data, which included a lower unemployment rate, respectable monthly job reports, and improving housing fundamentals. The benchmark ten-year U.S. Treasury note yielded 3.03% at the end of the reporting period, as compared to 1.76% on December 31, 2012. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 2.02% for the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 8.61% over the period, underperforming nominal U.S. Treasuries. U.S. TIPS sold off, particularly during the second quarter of the reporting period, as the market began to price in the inevitable Fed tapering decision, which was officially announced in December. The decision by the Fed to initiate the tapering of asset purchases was validated via stronger jobs and GDP data, with continual weaker inflation data adding further pressure to U.S. TIPS valuations towards the latter part of the period. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 9.52% over the period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries even with the Fed’s announcement that it would begin to reduce its asset purchases in January 2014. The announcement, however, did lead to differentiated performance among coupons, with lower coupons underperforming, as these bonds have been the largest beneficiaries of Fed purchases. Prices for non-Agency mortgages rose on limited outstanding supply, improving risk appetite and ongoing signs of recovery in the housing sector. Commercial MBS also outperformed amid strong investor demand and a continued rebound in property valuations.

■

The U.S. investment grade credit market, as measured by the Barclays U.S. Credit Index, declined 2.01% for the period, but outperformed like-duration U.S. Treasuries as spreads tightened, ending the year at the lowest level since the global financial crisis began. This positive performance was supported by improving global growth fundamentals and continued easy monetary policy. The high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 7.42% for the period. The sector was one of the best-performing fixed income sectors, benefiting from relatively sound fundamentals and investor demand for higher yielding assets with lower interest rate sensitivity.

■

Emerging markets (“EM”) external debt underperformed U.S. Treasuries during the year and was impacted by the second quarter sell-off. Country-specific stories and the risk-on market sentiment following the Fed tapering announcement supported lower spreads in the fourth quarter, particularly in December. EM local assets particularly underperformed U.S. Treasuries during the period, as weaker EM currencies and increases in local yields weighed on overall returns.

■

Developed market equities posted strong performance in 2013, despite a period marked by considerable volatility and uncertainty around central bank policy. U.S. equities, as measured by the S&P 500 Index, returned 32.39%. Global equities, as represented by the MSCI All Country World Index Net USD and MSCI World Index, returned 22.80% and 26.68%, respectively. Emerging market equities (“EM”), as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.60%. EM equities underperformed developed market equities due to declining earnings growth and rising interest rates in the U.S. which placed pressure on local EM currencies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2014

ANNUAL REPORT	DECEMBER 31, 2013	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Low Duration Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk, operational risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Return chart measure performance assuming that all dividend and capital gain distributions were reinvested.

4	PIMCO VARIABLE INSURANCE TRUST

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2013 to December 31, 2013.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2013	5

PIMCO Low Duration Portfolio

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown‡

U.S. Government Agencies	23.6%
Corporate Bonds & Notes	19.3%
U.S. Treasury Obligations	18.6%
Short-Term Instruments	17.6%
Sovereign Issues	7.0%
Mortgage-Backed Securities	6.8%
Asset-Backed Securities	6.1%
Other	1.0%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	1 Year	5 Years	10 Years	Class Inception (04/10/2000)
PIMCO Low Duration Portfolio Institutional Class	0.01%	5.14%	4.00%	4.63%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index±	0.36%	1.09%	2.57%	3.46%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.50% for Institutional Class shares.

± The BofA Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/13)	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,015.20	$1,022.68
Expenses Paid During Period†	$2.54	$2.55
Net Annualized Expense Ratio	0.50%	0.50%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Low Duration Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	An above-benchmark U.S. duration (or sensitivity to changes in market interest rates) detracted from returns as interest rates rose during the reporting period.

»

An allocation to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from performance as U.S. TIPS posted negative returns due to decreased inflation expectations over the reporting period (as represented by the breakeven inflation rate).

»	Exposure to the investment grade corporate bond sector added to returns as these securities provided positive income over the reporting period.

»	An allocation to select high yield bonds added to performance as the sector experienced positive returns for the reporting period.

»	Exposure to Italian duration benefited performance as yields fell across the Italian yield curve during the reporting period.

»	Exposure to Brazilian duration detracted from performance as yields across the Brazilian yield curve increased over the reporting period.

»	Short exposure to the Japanese yen benefited performance as the Japanese yen depreciated versus the U.S. dollar during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Low Duration Portfolio

Selected Per Share Data for the Year Ended:	12/31/2013	12/31/2012	12/31/2011	12/31/2010	12/31/2009

Institutional Class
Net asset value beginning of year	$10.78	$10.38	$10.44	$10.11	$9.68
Net investment income (a)	0.10	0.15	0.16	0.15	0.31
Net realized/unrealized gain (loss)	(0.10)	0.47	(0.03)	0.39	0.96
Total income from investment operations	0.00	0.62	0.13	0.54	1.27
Dividends from net investment income	(0.17)	(0.22)	(0.19)	(0.18)	(0.37)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.03)	(0.47)
Total distributions	(0.17)	(0.22)	(0.19)	(0.21)	(0.84)
Net asset value end of year	$10.61	$10.78	$10.38	$10.44	$10.11
Total return	0.01%	6.01%	1.26%	5.45%	13.49%
Net assets end of year (000s)	$58,621	$54,192	$63,047	$55,336	$59,060
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.51%
Ratio of expenses to average net assets excluding interest expense	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	0.95%	1.45%	1.52%	1.47%	3.07%
Portfolio turnover rate	316%*	647%*	456%*	351%*	662%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	7

Statement of Assets and Liabilities PIMCO Low Duration Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2013

Assets:
Investments, at value
Investments in securities*	$2,159,008
Investments in Affiliates	328,935
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,395
Over the counter	4,115
Cash	3
Deposits with counterparty	4,277
Foreign currency, at value	769
Receivable for investments sold	146,676
Receivable for Portfolio shares sold	7,867
Interest and dividends receivable	8,047
Dividends receivable from Affiliates	262
2,661,354

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$1,224
Payable for short sales	72,858
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,649
Over the counter	5,576
Payable for investments purchased	385,317
Payable for investments in Affiliates purchased	262
Deposits from counterparty	5,125
Payable for Portfolio shares redeemed	1,987
Accrued investment advisory fees	463
Accrued supervisory and administrative fees	463
Accrued distribution fees	131
Accrued servicing fees	192
Reimbursement to PIMCO	31
Other liabilities	4
475,282

Net Assets	$2,186,072

Net Assets Consist of:
Paid in capital	$2,184,168
Undistributed net investment income	18,035
Accumulated undistributed net realized (loss)	(18,121)
Net unrealized appreciation	1,990
$2,186,072

Net Assets:
Institutional Class	$58,621
Administrative Class	1,510,077
Advisor Class	617,374

Shares Issued and Outstanding:
Institutional Class	5,523
Administrative Class	142,283
Advisor Class	58,171

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.61
Administrative Class	10.61
Advisor Class	10.61

Cost of Investments in Securities	$2,157,610
Cost of Investments in Affiliates	$329,133
Cost of Foreign Currency Held	$767
Proceeds Received on Short Sales	$73,071
Cost or Premiums of Financial Derivative Instruments, net	$1,446

* Includes repurchase agreements of:	$5,289

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Low Duration Portfolio

(Amounts in thousands)	Year Ended December 31, 2013

Investment Income:
Interest, net of foreign taxes*	$28,943
Dividends	549
Dividends from Investments in Affiliates	1,452
Total Income	30,944

Expenses:
Investment advisory fees	5,356
Supervisory and administrative fees	5,355
Servicing fees - Administrative Class	2,256
Distribution and/or servicing fees - Advisor Class	1,450
Trustees’ fees	44
Interest expense	14
Total Expenses	14,475

Net Investment Income	16,469

Net Realized Gain (Loss):
Investments in securities	5,985
Investments in Affiliates	110
Exchange-traded or centrally cleared financial derivative instruments	(1,505)
Over the counter financial derivative instruments	2,974
Foreign currency	(89)
Net Realized Gain	7,475

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(28,225)
Investments in Affiliates	(192)
Exchange-traded or centrally cleared financial derivative instruments	3,582
Over the counter financial derivative instruments	(2,712)
Foreign currency assets and liabilities	(12)
Net Change in Unrealized (Depreciation)	(27,559)
Net (Loss)	(20,084)

Net (Decrease) in Net Assets Resulting from Operations	$(3,615)

* Foreign tax withholdings	$2

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	9

Statements of Changes in Net Assets PIMCO Low Duration Portfolio

(Amounts in thousands)	Year Ended December 31, 2013	Year Ended December 31, 2012

Increase in Net Assets from:

Operations:
Net investment income	$16,469	$24,239
Net realized gain	7,475	46,124
Net change in unrealized appreciation (depreciation)	(27,559)	36,104
Net increase (decrease) resulting from operations	(3,615)	106,467

Distributions to Shareholders:
From net investment income
Institutional Class	(930)	(1,203)
Administrative Class	(21,881)	(26,464)
Advisor Class	(7,780)	(8,460)
Tax basis return of capital
Institutional Class	0	0
Administrative Class	0	0
Advisor Class	0	0

Total Distributions	(30,591)	(36,127)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	106,096	265,171

Total Increase in Net Assets	71,890	335,511

Net Assets:
Beginning of year	2,114,182	1,778,671
End of year*	$2,186,072	$2,114,182

* Including undistributed net investment income of:	$18,035	$16,539

**	See note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Low Duration Portfolio

December 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.7%

BANK LOAN OBLIGATIONS 1.2%
Community Health Systems, Inc.
2.419% due 07/25/2014		$100	$100
H.J. Heinz Co.
3.500% due 06/05/2020		17,811	17,969
Health Management Associates, Inc.
3.250% due 11/18/2016		4,346	4,348
Nielsen Finance LLC
2.168% due 02/02/2017		2,882	2,885

Total Bank Loan Obligations (Cost $25,098)			25,302

CORPORATE BONDS & NOTES 22.0%

BANKING & FINANCE 15.3%
Ally Financial, Inc.
2.439% due 12/01/2014		1,000	1,010
3.125% due 01/15/2016		300	307
3.439% due 02/11/2014		1,000	1,006
3.645% due 06/20/2014		1,200	1,221
4.500% due 02/11/2014		9,400	9,453
4.625% due 06/26/2015		2,300	2,399
6.750% due 12/01/2014		4,800	5,037
8.300% due 02/12/2015		2,700	2,909
Banco Bradesco S.A.
2.338% due 05/16/2014		7,100	7,107
Banco do Brasil S.A.
4.500% due 01/22/2015		600	617
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		1,600	1,680
Banco Santander Brasil S.A.
4.625% due 02/13/2017		300	314
Banco Santander Chile
3.750% due 09/22/2015		2,900	3,006
Bank of America Corp.
1.500% due 10/09/2015		1,800	1,819
4.500% due 04/01/2015		1,100	1,151
6.500% due 08/01/2016		6,500	7,343
7.375% due 05/15/2014		1,500	1,537
Bank of America N.A.
0.543% due 06/15/2017		18,900	18,559
Bank of Montreal
1.950% due 01/30/2018		3,100	3,180
Bankia S.A.
3.500% due 12/14/2015	EUR	1,000	1,418
Banque PSA Finance S.A.
2.146% due 04/04/2014		$2,500	2,499
BBVA U.S. Senior S.A.U.
4.664% due 10/09/2015		2,500	2,629
BPCE S.A.
1.988% due 02/07/2014		1,800	1,803
CIT Group, Inc.
4.750% due 02/15/2015		8,800	9,141
5.250% due 04/01/2014		1,100	1,114
Citigroup, Inc.
0.367% due 03/07/2014		20,800	20,797
1.198% due 07/25/2016		15,400	15,570
1.694% due 01/13/2014		2,600	2,601
5.000% due 09/15/2014		700	720
Commonwealth Bank of Australia
1.043% due 09/18/2015		1,900	1,921
Credit Agricole S.A.
1.692% due 01/21/2014		4,200	4,203
Dexia Credit Local S.A.
0.717% due 04/29/2014		4,200	4,206
2.750% due 04/29/2014		2,700	2,721

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Eksportfinans ASA
1.570% due 02/14/2018	JPY	500,000	$4,362
2.000% due 09/15/2015		$400	395
2.375% due 05/25/2016		4,200	4,142
5.500% due 06/26/2017		1,200	1,270
Export-Import Bank of Korea
1.250% due 11/20/2015		8,700	8,749
2.046% due 03/21/2015		8,400	8,411
First Horizon National Corp.
5.375% due 12/15/2015		900	968
Ford Motor Credit Co. LLC
0.992% due 01/17/2017		1,800	1,808
1.338% due 08/28/2014		2,300	2,311
2.750% due 05/15/2015		3,600	3,694
5.625% due 09/15/2015		1,600	1,726
7.000% due 04/15/2015		900	970
8.000% due 06/01/2014		100	103
8.000% due 12/15/2016		2,600	3,079
8.700% due 10/01/2014		400	424
HSBC Finance Corp.
0.669% due 06/01/2016		700	699
HSBC USA, Inc.
2.375% due 02/13/2015		800	817
Industrial Bank of Korea
2.375% due 07/17/2017		1,100	1,107
3.750% due 09/29/2016		2,200	2,337
ING Bank NV
1.642% due 06/09/2014		1,500	1,508
International Lease Finance Corp.
5.650% due 06/01/2014		5,000	5,100
6.500% due 09/01/2014		11,200	11,620
8.625% due 09/15/2015		500	557
Intesa Sanpaolo SpA
2.638% due 02/24/2014		2,300	2,307
JPMorgan Chase & Co.
1.295% due 03/20/2015		9,800	9,898
1.371% due 09/22/2015		5,800	5,874
3.150% due 07/05/2016		1,800	1,888
3.700% due 01/20/2015		1,700	1,754
JPMorgan Chase Bank N.A.
0.994% due 05/31/2017	EUR	2,400	3,270
6.000% due 10/01/2017		$1,000	1,145
Korea Development Bank
3.250% due 03/09/2016		5,300	5,531
8.000% due 01/23/2014		1,700	1,707
Merrill Lynch & Co., Inc.
1.003% due 09/15/2026		900	777
Morgan Stanley
0.543% due 01/09/2014		3,000	3,000
0.724% due 10/15/2015		2,600	2,596
1.838% due 01/24/2014		11,500	11,509
National Australia Bank Ltd.
0.966% due 04/11/2014		7,800	7,815
National Bank of Canada
1.500% due 06/26/2015		1,600	1,621
Pacific Life Global Funding CPI Linked Bond
3.357% due 06/02/2018		3,500	3,427
Petrobras Global Finance BV
1.857% due 05/20/2016		7,500	7,500
Prudential Covered Trust
2.997% due 09/30/2015		2,805	2,893
Qatari Diar Finance Co.
3.500% due 07/21/2015		4,300	4,476
Rabobank Group
4.200% due 05/13/2014		2,000	2,028
SLM Corp.
3.875% due 09/10/2015		3,848	3,997

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 04/15/2015	$1,200	$1,259
6.250% due 01/25/2016	13,765	14,918
Sumitomo Mitsui Banking Corp.
1.350% due 07/18/2015	12,300	12,404
UBS AG
1.238% due 01/28/2014	582	583
Union Bank N.A.
0.996% due 09/26/2016	3,700	3,736
Wachovia Corp.
0.614% due 10/15/2016	5,000	4,976
Wells Fargo & Co.
0.438% due 10/28/2015	4,500	4,501

		334,545

INDUSTRIALS 4.2%
AbbVie, Inc.
0.998% due 11/06/2015	3,715	3,755
Anheuser-Busch InBev Worldwide, Inc.
0.788% due 01/27/2014	6,100	6,102
CNPC General Capital Ltd.
1.450% due 04/16/2016	3,400	3,370
Daimler Finance North America LLC
0.843% due 01/09/2015	7,890	7,918
0.857% due 03/28/2014	100	100
DISH DBS Corp.
6.625% due 10/01/2014	2,900	3,023
7.125% due 02/01/2016	1,600	1,776
7.750% due 05/31/2015	1,500	1,631
EOG Resources, Inc.
0.992% due 02/03/2014	6,600	6,604
Florida Gas Transmission Co. LLC
4.000% due 07/15/2015	1,700	1,773
General Electric Co.
0.850% due 10/09/2015	7,700	7,739
General Mills, Inc.
0.537% due 01/29/2016	8,900	8,912
0.588% due 05/16/2014	900	901
HCA, Inc.
5.750% due 03/15/2014	100	101
6.375% due 01/15/2015	1,300	1,368
7.875% due 02/15/2020	6,000	6,458
8.500% due 04/15/2019	7,100	7,544
MGM Resorts International
6.625% due 07/15/2015	1,000	1,078
NBCUniversal Enterprise, Inc.
0.781% due 04/15/2016	100	101
PepsiCo, Inc.
0.750% due 03/05/2015	1,600	1,605
Sanofi
0.557% due 03/28/2014	800	801
Sinopec Group Overseas Development Ltd.
2.750% due 05/17/2017	6,000	6,148
Total Capital Canada Ltd.
0.624% due 01/15/2016	3,814	3,836
Volkswagen International Finance NV
0.837% due 11/20/2014	9,000	9,038

		91,682

UTILITIES 2.5%
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019	700	753
Dayton Power & Light Co.
1.875% due 09/15/2016	1,000	1,009
Enel Finance International NV
3.875% due 10/07/2014	2,000	2,044

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	11

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014	$5,250	$5,329
10.500% due 03/25/2014	2,000	2,049
Qtel International Finance Ltd.
3.375% due 10/14/2016	2,300	2,415
Rosneft Finance S.A.
7.500% due 07/18/2016	400	451
Sempra Energy
2.000% due 03/15/2014	4,000	4,013
Verizon Communications, Inc.
0.857% due 03/28/2014	1,005	1,006
1.773% due 09/15/2016	20,900	21,546
1.993% due 09/14/2018	800	842
2.500% due 09/15/2016	12,600	13,036
3.650% due 09/14/2018	1,000	1,059

		55,552

Total Corporate Bonds & Notes (Cost $476,121)		481,779

MUNICIPAL BONDS & NOTES 0.0%

TEXAS 0.0%
North Texas Higher Education Authority, Inc. Revenue Bonds, Series 2011
1.348% due 04/01/2040	439	446

Total Municipal Bonds & Notes (Cost $449)		446

U.S. GOVERNMENT AGENCIES 26.7%
Fannie Mae
0.225% due 12/25/2036 - 07/25/2037	806	764
0.475% due 04/25/2037	469	469
0.515% due 07/25/2037 - 03/25/2044	1,897	1,891
0.665% due 12/25/2022	82	82
0.905% due 03/25/2040	3,502	3,532
0.965% due 04/25/2023	90	90
1.000% due 01/25/2043	823	786
1.015% due 02/25/2023	4	4
1.064% due 06/17/2027	42	43
1.065% due 05/25/2022	11	11
1.344% due 07/01/2042 - 06/01/2043	420	430
1.394% due 09/01/2041	278	289
1.544% due 09/01/2040	1	1
1.992% due 11/01/2035	72	75
2.174% due 09/01/2035	435	460
2.401% due 07/01/2035	80	85
3.000% due 02/01/2021 - 04/01/2027	967	1,003
4.000% due 07/01/2019 - 01/01/2044	35,578	37,071
4.412% due 12/01/2036	27	29
4.500% due 10/01/2015 - 02/01/2044	80,971	85,842
4.595% due 09/01/2034	18	19
5.000% due 10/01/2025 - 02/01/2044	264,904	287,780
5.500% due 12/01/2027 - 01/01/2044	49,807	54,812
5.963% due 12/25/2042	10	12
6.000% due 03/01/2017 - 10/01/2040	13,792	15,292
6.500% due 04/01/2036 - 11/01/2036	304	342

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FDIC Structured Sale Guaranteed Notes
2.980% due 12/06/2020	$2,485	$2,565
Federal Housing Administration
7.430% due 10/01/2020	2	2
Freddie Mac
0.205% due 12/25/2036	1,163	1,158
0.317% due 07/15/2019 - 08/15/2019	1,234	1,233
0.425% due 08/25/2031	171	167
0.467% due 05/15/2036	456	456
0.567% due 06/15/2018	27	27
1.342% due 02/25/2045	352	357
2.000% due 11/15/2026	16,823	16,547
2.403% due 09/01/2035	474	502
2.514% due 07/01/2035	193	205
4.500% due 05/01/2039 - 05/01/2041	38,070	40,384
5.000% due 05/01/2024 - 12/01/2041	8,536	9,213
5.500% due 12/01/2022 - 07/01/2038	1,998	2,181
6.000% due 09/01/2016 - 03/01/2038	621	690
6.500% due 07/25/2043	73	81
Ginnie Mae
1.947% due 02/20/2041	1,980	1,968
5.000% due 04/15/2038 - 11/15/2039	10,557	11,471
6.000% due 09/15/2017	847	895
Small Business Administration
5.600% due 09/01/2028	593	662

Total U.S. Government Agencies (Cost $581,399)		581,978

U.S. TREASURY OBLIGATIONS 21.2%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2017	1,131	1,163
0.125% due 04/15/2018	606	619
0.125% due 07/15/2022	77,286	74,022
0.625% due 07/15/2021	11,606	11,782
1.125% due 01/15/2021	10,142	10,660
1.250% due 04/15/2014 (f)(j)	40,168	40,452
1.250% due 07/15/2020	12,101	12,949
1.375% due 01/15/2020	3,024	3,248
2.000% due 01/15/2014 (h)(j)	32,231	32,227
2.000% due 07/15/2014	17,594	17,993
U.S. Treasury Notes
0.250% due 11/30/2015 (j)	59,300	59,186
0.500% due 12/15/2016	27,500	27,387
0.625% due 10/15/2016 (j)	119,300	119,081
0.625% due 11/15/2016	52,200	52,041

Total U.S. Treasury Obligations (Cost $475,750)		462,810

MORTGAGE-BACKED SECURITIES 7.7%
Adjustable Rate Mortgage Trust
2.801% due 09/25/2035	1,240	1,101
American Home Mortgage Investment Trust
2.173% due 10/25/2034	366	361
2.355% due 02/25/2045	202	201
Banc of America Commercial Mortgage Trust
5.572% due 04/10/2049	3,264	3,555
5.633% due 04/10/2049	145	146
Banc of America Funding Corp.
0.445% due 07/25/2037	1,487	1,233
3.694% due 01/20/2047 ^	588	475

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America Mortgage Trust
2.623% due 07/25/2034		$994	$999
2.768% due 08/25/2034		3,285	3,259
2.875% due 05/25/2033		564	558
6.500% due 10/25/2031		9	10
BCAP LLC Trust
0.335% due 09/26/2035		814	802
Bear Stearns Adjustable Rate Mortgage Trust
2.250% due 08/25/2035		1,641	1,647
2.263% due 04/25/2033		8	7
2.572% due 04/25/2033		6	6
2.588% due 01/25/2035		235	228
2.733% due 08/25/2035 ^		456	391
2.761% due 01/25/2034		28	28
2.793% due 03/25/2035		1,943	1,942
2.838% due 02/25/2033		2	1
2.912% due 07/25/2034		411	396
5.095% due 01/25/2035		5,654	5,705
Bear Stearns Alt-A Trust
0.325% due 02/25/2034		586	553
Bear Stearns Commercial Mortgage Securities Trust
5.331% due 02/11/2044		400	435
Bear Stearns Structured Products, Inc.
2.502% due 01/26/2036		1,226	936
2.591% due 12/26/2046		657	398
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.445% due 01/25/2035		90	81
Citigroup Mortgage Loan Trust, Inc.
2.540% due 05/25/2035		223	217
2.613% due 08/25/2035		1,005	569
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.289% due 12/11/2049		16,304	17,576
5.305% due 01/15/2046		3,673	3,937
Commercial Mortgage Trust
0.347% due 06/15/2022		587	581
Countrywide Alternative Loan Trust
0.345% due 05/25/2047		669	543
6.000% due 10/25/2033		16	17
Countrywide Home Loan Mortgage Pass-Through Trust
2.376% due 02/20/2036		632	488
2.504% due 11/25/2034		794	736
2.526% due 02/20/2035		1,311	1,260
2.532% due 11/20/2034		1,599	1,505
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		3,815	4,107
5.448% due 01/15/2049		136	137
5.669% due 03/15/2039		14,793	16,089
5.791% due 06/15/2038		1,457	1,580
Credit Suisse First Boston Mortgage Securities Corp.
0.804% due 03/25/2032		1	1
Credit Suisse Mortgage Capital Certificates
2.584% due 09/26/2047		775	773
DBRR Trust
0.853% due 02/25/2045		2,504	2,492
Deutsche Mortgage Securities, Inc.
5.230% due 06/26/2035		1,000	1,008
Epic Opera Arlington Ltd.
0.764% due 07/28/2016	GBP	2,013	3,323
First Horizon Alternative Mortgage Securities
2.192% due 09/25/2034		$1,809	1,769
First Horizon Mortgage Pass-Through Trust
2.614% due 08/25/2035		504	479
2.625% due 02/25/2035		2,689	2,680
GMAC Mortgage Corp. Loan Trust
2.691% due 11/19/2035		289	270

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Granite Master Issuer PLC
0.307% due 12/20/2054		$3,813	$3,770
0.367% due 12/20/2054		593	587
0.809% due 12/20/2054	GBP	618	1,016
Granite Mortgages PLC
0.604% due 01/20/2044	EUR	103	141
0.897% due 01/20/2044	GBP	89	147
0.904% due 09/20/2044		639	1,051
Great Hall Mortgages PLC
0.373% due 06/18/2039		$1,628	1,530
Greenpoint Mortgage Pass-Through Certificates
2.792% due 10/25/2033		1,470	1,456
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042		200	205
5.444% due 03/10/2039		1,900	2,090
GSR Mortgage Loan Trust
2.648% due 09/25/2035		1,077	1,073
2.649% due 09/25/2034		197	186
HarborView Mortgage Loan Trust
0.386% due 05/19/2035		139	122
2.746% due 07/19/2035		759	657
Holmes Master Issuer PLC
1.577% due 10/15/2054	EUR	682	943
Impac CMB Trust
1.165% due 07/25/2033		$217	200
IndyMac Mortgage Loan Trust
2.503% due 12/25/2034		390	360
JPMorgan Chase Commercial Mortgage Securities Trust
0.617% due 07/15/2019		248	245
4.654% due 01/12/2037		2,111	2,117
5.257% due 05/15/2047		7,241	7,745
5.397% due 05/15/2045		2,369	2,589
5.420% due 01/15/2049		600	659
5.882% due 02/15/2051		1,300	1,457
JPMorgan Commercial Mortgage-Backed Securities Trust
5.683% due 03/18/2051		2,488	2,713
JPMorgan Mortgage Trust
3.554% due 02/25/2035		130	130
5.750% due 01/25/2036 ^		39	36
LB-UBS Commercial Mortgage Trust
5.342% due 09/15/2039		1,442	1,575
MASTR Asset Securitization Trust
5.500% due 09/25/2033		12	12
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.647% due 06/15/2030		153	149
Merrill Lynch Floating Trust
0.706% due 07/09/2021		13,494	13,468
Merrill Lynch Mortgage Investors Trust
0.375% due 02/25/2036		449	411
0.415% due 11/25/2035		377	359
1.165% due 10/25/2035		216	213
1.959% due 01/25/2029		17	17
2.380% due 10/25/2035		793	794
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		2,700	2,974
Morgan Stanley Capital Trust
5.417% due 03/12/2044		2,200	2,351
Prime Mortgage Trust
0.565% due 02/25/2034		13	13
Residential Funding Mortgage Securities, Inc. Trust
3.063% due 09/25/2035 ^		1,263	1,037
Salomon Brothers Mortgage Securities, Inc.
7.000% due 12/25/2018		27	29
Structured Adjustable Rate Mortgage Loan Trust
1.534% due 01/25/2035		346	273

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.482% due 08/25/2034		$648	$643
2.507% due 08/25/2035		353	326
2.906% due 02/25/2034		456	457
Structured Asset Mortgage Investments Trust
0.445% due 02/25/2036		199	154
0.826% due 09/19/2032		5	5
Structured Asset Securities Corp.
2.625% due 10/28/2035		232	220
Wachovia Bank Commercial Mortgage Trust
0.247% due 06/15/2020		1,002	993
0.307% due 06/15/2020		6,300	6,171
5.421% due 04/15/2047		640	641
5.749% due 07/15/2045		1,206	1,324
WaMu Mortgage Pass-Through Certificates
0.435% due 12/25/2045		170	158
0.505% due 01/25/2045		1,245	1,176
0.869% due 01/25/2047		415	390
1.340% due 05/25/2041		23	23
1.343% due 11/25/2042		74	70
1.543% due 06/25/2042		42	38
1.543% due 08/25/2042		174	162
2.207% due 02/27/2034		26	26
Wells Fargo Mortgage-Backed Securities Trust
2.615% due 12/25/2034		491	498
2.615% due 01/25/2035		636	631
2.617% due 09/25/2034		9,577	9,699
2.628% due 03/25/2036		559	559
2.658% due 03/25/2035		475	489

Total Mortgage-Backed Securities (Cost $167,729)			169,344

ASSET-BACKED SECURITIES 6.9%
ACE Securities Corp. Home Equity Loan Trust
0.225% due 10/25/2036		122	42
AIMCO CLO
0.492% due 10/20/2019		3,241	3,218
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.665% due 09/25/2035		7,100	6,148
Amortizing Residential Collateral Trust
0.745% due 07/25/2032		13	12
Apidos CDO Ltd.
0.498% due 07/27/2017		296	295
Asset-Backed Funding Certificates Trust
0.840% due 06/25/2035		10,799	9,625
Asset-Backed Securities Corp. Home Equity Loan Trust
0.440% due 09/25/2034		189	188
1.817% due 03/15/2032		147	140
Avenue CLO Ltd.
0.496% due 10/30/2017		725	725
0.502% due 07/20/2018		1,233	1,231
Avoca CLO PLC
0.541% due 01/16/2023	EUR	1,510	2,040
Bacchus Ltd.
0.482% due 01/20/2019		$4,565	4,492
Bear Stearns Asset-Backed Securities Trust
1.165% due 10/25/2037		2,646	2,500
Cadogan Square CLO BV
0.562% due 01/17/2023	EUR	3,263	4,393
Citibank Omni Master Trust
2.917% due 08/15/2018		$1,500	1,523
Citigroup Mortgage Loan Trust, Inc.
0.645% due 09/25/2035		6,200	5,136
Cougar CLO PLC
0.580% due 07/15/2020	EUR	6,520	8,929
Countrywide Asset-Backed Certificates
0.345% due 09/25/2036		$5,568	5,392

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.425% due 05/25/2036		$689	$688
0.645% due 12/25/2031		35	26
0.865% due 12/25/2033		2,102	1,947
0.965% due 03/25/2033		1,683	1,550
Credit Suisse First Boston Mortgage Securities Corp.
0.785% due 01/25/2032		9	8
Dryden Leveraged Loan CDO
0.488% due 05/22/2017		539	537
Dryden Leveraged Loan CDO LLC
1.794% due 10/17/2020		4,900	4,917
Educational Services of America, Inc.
1.315% due 09/25/2040		2,993	3,046
Equity One Mortgage Pass-Through Trust
0.725% due 11/25/2032		7	7
Eurocredit CDO BV
0.824% due 10/20/2016	EUR	374	513
First Franklin Mortgage Loan Trust
0.645% due 05/25/2035		$300	273
Four Corners CLO Ltd.
0.516% due 01/26/2020		2,281	2,266
Franklin CLO Ltd.
0.503% due 06/15/2018		3,969	3,921
GE-WMC Mortgage Securities Trust
0.205% due 08/25/2036		17	7
Goldentree Loan Opportunities Ltd.
0.941% due 10/18/2021		1,500	1,494
Gracechurch Card Funding PLC
1.069% due 01/15/2016	EUR	600	825
Gulf Stream Compass CLO Ltd.
0.498% due 01/24/2020		$2,466	2,466
HSBC Home Equity Loan Trust
0.457% due 01/20/2034		1,021	1,016
Hyde Park CDO BV
0.624% due 06/14/2022	EUR	2,426	3,282
Jubilee CDO BV
0.582% due 08/21/2021		1,100	1,485
Landmark CDO Ltd.
0.519% due 07/15/2018		$2,011	2,003
Leopard CLO BV
0.590% due 04/21/2020	EUR	335	457
Long Beach Mortgage Loan Trust
0.725% due 10/25/2034		$34	32
Massachusetts Educational Financing Authority
1.188% due 04/25/2038		850	856
Mercator CLO PLC
0.452% due 02/18/2024	EUR	1,443	1,949
Merrill Lynch Mortgage Investors Trust
0.365% due 08/25/2036		$932	908
0.455% due 08/25/2036		700	627
Morgan Stanley Investment Management Croton Ltd.
0.504% due 01/15/2018		430	428
MT Wilson CLO Ltd.
0.476% due 07/11/2020		3,862	3,825
NOB Hill CLO Ltd.
0.491% due 08/15/2018		2,710	2,692
Oak Hill Credit Partners Ltd.
0.488% due 05/17/2021		4,578	4,555
OCI Euro Fund BV
0.550% due 08/15/2024	EUR	2,700	3,607
Octagon Investment Partners Ltd.
0.479% due 04/23/2020		$4,632	4,575
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.445% due 12/25/2035		966	848
Pacifica CDO Corp.
0.498% due 01/26/2020		1,316	1,308

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	13

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Panhandle-Plains Higher Education Authority, Inc.
1.377% due 10/01/2035		$1,782	$1,810
RAAC Series
0.645% due 03/25/2037		900	829
Renaissance Home Equity Loan Trust
0.665% due 12/25/2033		4,400	4,297
Residential Asset Securities Corp. Trust
0.485% due 01/25/2036		6,300	5,953
SLC Student Loan Trust
0.321% due 11/15/2021		454	454
4.750% due 06/15/2033		1,884	1,709
SLM Student Loan Trust
0.318% due 10/25/2021		138	138
0.423% due 03/15/2024		2,000	1,931
0.917% due 10/16/2023		2,555	2,558
1.217% due 06/15/2023		3,121	3,134
1.267% due 12/15/2021		1,038	1,043
1.738% due 04/25/2023		690	711
1.817% due 12/15/2017		88	88
South Carolina Student Loan Corp.
0.989% due 03/02/2020		2,000	1,999
Specialty Underwriting & Residential Finance Trust
0.555% due 12/25/2036		4,800	3,746
Stanfield Bristol CLO Ltd.
0.501% due 10/15/2019		1,148	1,147
Structured Asset Investment Loan Trust
0.525% due 10/25/2035		541	523
0.870% due 03/25/2034		681	643
1.140% due 10/25/2033		1,588	1,524
Titrisocram
1.145% due 05/25/2020	EUR	13	18
Wells Fargo Home Equity Asset-Backed Securities Trust
0.425% due 05/25/2036		$1,100	957
Wood Street CLO BV
0.544% due 11/22/2021	EUR	1,085	1,471

Total Asset-Backed Securities (Cost $147,266)			151,656

SOVEREIGN ISSUES 8.0%
Autonomous Community of Catalonia
4.750% due 06/04/2018		2,700	3,826
Autonomous Community of Valencia
4.375% due 07/16/2015		2,000	2,819
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2017	BRL	13,000	3,882
Hydro-Quebec
2.000% due 06/30/2016		$12,800	13,150
Italy Buoni Poliennali Del Tesoro
2.750% due 12/01/2015	EUR	1,900	2,689
3.000% due 04/15/2015		1,700	2,398
3.000% due 11/01/2015		400	568
3.750% due 08/01/2015		10,800	15,444
3.750% due 04/15/2016		400	580
4.500% due 07/15/2015		19,000	27,457
Mexico Government International Bond
4.000% due 11/15/2040 (c)	MXN	3,036	238
5.000% due 06/16/2016 (c)		6,578	557

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Province of Ontario
0.950% due 05/26/2015		$13,900	$14,012
1.000% due 07/22/2016		2,800	2,811
1.100% due 10/25/2017		13,600	13,453
4.300% due 03/08/2017	CAD	1,300	1,323
Republic of Korea
4.875% due 09/22/2014		$600	619
5.750% due 04/16/2014		500	507
Spain Government International Bond
2.750% due 03/31/2015	EUR	2,100	2,946
3.150% due 01/31/2016		5,800	8,237
3.300% due 10/31/2014		100	140
3.750% due 10/31/2015		9,900	14,200
4.000% due 07/30/2015		29,600	42,275

Total Sovereign Issues (Cost $171,680)			174,131

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (a)		4,000	0

Total Convertible Preferred Securities (Cost $0)			0

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
DG Funding Trust
0.554% due 01/30/2014 (d)		420	2,974

Total Preferred Securities (Cost $4,462)			2,974

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 4.9%

CERTIFICATES OF DEPOSIT 0.9%
Itau Unibanco Holding S.A.
0.000% due 10/31/2014		$20,000	19,779

COMMERCIAL PAPER 1.3%
British Telecommunications PLC
0.750% due 04/08/2014		1,600	1,599
DCP Midstream LLC
1.100% due 01/14/2014		3,800	3,798
Ford Motor Credit Co.
0.840% due 06/02/2014		800	798
0.850% due 06/16/2014		900	898
0.850% due 06/18/2014		2,100	2,094
0.880% due 07/14/2014		2,000	1,994
0.900% due 07/01/2014		800	798
0.900% due 08/05/2014		2,000	1,993
0.900% due 09/16/2014		6,800	6,768
Santander S.A.
2.370% due 01/02/2014		3,700	3,700
Vodafone Group PLC
0.700% due 02/10/2014		5,000	4,996

			29,436

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS (e) 0.2%
			$5,289

SHORT-TERM NOTES 0.2%
Korea Development Bank
0.770% due 08/20/2014		$4,300	4,293

ITALY TREASURY BILLS 1.3%
1.041% due 08/14/2014 - 10/14/2014 (b)	EUR	20,700	28,303

MEXICO TREASURY BILLS 0.1%
3.605% due 01/09/2014 (b)	MXN	28,200	2,159

SPAIN TREASURY BILLS 0.8%
0.488% due 06/20/2014	EUR	12,500	17,137

U.S. TREASURY BILLS 0.1%
0.101% due 01/16/2014 - 11/13/2014 (b)(j)		$2,193	2,192

Total Short-Term Instruments (Cost $107,656)			108,588

Total Investments in Securities (Cost $2,157,610)			2,159,008

		SHARES
INVESTMENTS IN AFFILIATES 15.1%

SHORT-TERM INSTRUMENTS 15.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 15.1%
PIMCO Short-Term Floating NAV Portfolio		109	1
PIMCO Short-Term Floating NAV Portfolio III		32,929,569	328,934

Total Short-Term Instruments (Cost $329,133)			328,935

Total Investments in Affiliates (Cost $329,133)			328,935

Total Investments 113.8% (Cost $2,486,743)			$2,487,943

Financial Derivative Instruments (g)(i) (0.1%) (Cost or Premiums, net $1,446)			(1,715)

Other Assets and Liabilities, net (13.7%)			(300,156)

Net Assets 100.0%			$2,186,072

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity, date shown represents next contractual call date.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.010%	12/31/2013	01/02/2014	$2,400	U.S. Treasury Notes 0.500% due 07/31/2017	$(2,452)	$2,400	$2,400
SSB	0.000%	12/31/2013	01/02/2014	2,889	Freddie Mac 2.080% due 10/17/2022	(2,951)	2,889	2,889

Total Repurchase Agreements						$(5,403)	$5,289	$5,289

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions
TDM	0.140%	11/06/2013	01/06/2014	$(1,223)	$(1,224)

Total Sale-Buyback Transactions					$(1,224)

(2)

As of December 31, 2013, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended December 31, 2013 was $2,930 at a weighted average interest rate of (0.099%).

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	4.000%	01/01/2044	$6,000	$(6,225)	$(6,178)
Fannie Mae	4.000%	02/01/2044	15,000	(15,434)	(15,398)
Fannie Mae	6.000%	01/01/2044	9,000	(9,955)	(9,984)
Freddie Mac	4.500%	01/01/2044	38,000	(40,375)	(40,219)
Freddie Mac	5.000%	01/01/2044	1,000	(1,082)	(1,079)

Total Short Sales				$(73,071)	$(72,858)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2013:

(f)	Securities with an aggregate market value of $1,222 have been pledged as collateral under the terms of the following master agreements as of December 31, 2013.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BOS	$2,400	$0	$0	$0	$2,400	$(2,452)	$(52)
SSB	2,889	0	0	0	2,889	(2,951)	(62)

Master Securities Forward Transaction Agreement
BCY	0	0	0	0	0	(50)	(50)
BOA	0	0	0	(6,178)	(6,178)	(60)	(6,238)
FOB	0	0	0	(50,203)	(50,203)	(310)	(50,513)
GSC	0	0	0	(16,477)	(16,477)	0	(16,477)
MSC	0	0	0	0	0	(335)	(335)
SAL	0	0	0	0	0	(71)	(71)
TDM	0	0	(1,224)	0	(1,224)	1,222	(2)

Total Borrowings and Other Financing Transactions	$5,289	$0	$(1,224)	$(72,858)

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	15

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CME 3-Year Mid-Curve on Eurodollar March Futures	$97.375	03/14/2014	1,940	$(725)	$(970)

Total Written Options				$(725)	$(970)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	5,582	$(1,597)	$0	$(279)
90-Day Eurodollar December Futures	Long	12/2016	69	(53)	0	(5)
90-Day Eurodollar June Futures	Long	06/2015	595	(183)	0	(22)
90-Day Eurodollar June Futures	Long	06/2016	125	31	0	(6)
90-Day Eurodollar March Futures	Long	03/2016	271	(106)	0	(14)
90-Day Eurodollar September Futures	Long	09/2015	5,044	1,008	0	(252)
90-Day Eurodollar September Futures	Long	09/2016	69	(52)	0	(5)

Total Futures Contracts				$(952)	$0	$(583)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR	1.500%	03/18/2016	$	343,100	$2,272	$(179)	$0	$(90)
Pay	3-Month USD-LIBOR	3.000%	09/21/2017		10,000	49	33	0	(6)
Receive	3-Month USD-LIBOR	3.000%	12/18/2023		66,100	441	841	373	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043		12,300	2,677	1,940	141	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		69,100	5,486	2,741	881	0

						$10,925	$5,376	$1,395	$(96)

Total Swap Agreements						$10,925	$5,376	$1,395	$(96)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2013:

(h)	Securities with an aggregate market value of $9,517 and cash of $4,277 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2013. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$1,395	$1,395	$(970)	$(583)	$(96)	$(1,649)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2014	EUR	51,014	$	70,389	$209	$0

BPS	01/2014		6,800		8,584	0	(770)
	02/2014	JPY	472,600		4,588	100	0
	03/2014	EUR	8,807		11,607	0	(508)
	05/2014		6,700		8,472	0	(746)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BRC	03/2014		GBP	3,175	$		5,195	$0	$(60)

CBK	01/2014		MXN	1,288			97	0	(1)
	01/2014	$		70,231		EUR	51,014	0	(51)
	02/2014		EUR	68,861	$		94,722	52	(60)
	03/2014		CAD	1,528			1,440	4	0
	03/2014		EUR	1,098			1,510	0	0
	04/2014			300			380	0	(32)

DUB	02/2014		JPY	1,151,800			11,109	169	0
	02/2014	$		1,364		EUR	992	1	0

FBF	01/2014		JPY	146,866	$		1,400	5	0
	06/2014		EUR	500			634	0	(54)

GLM	03/2014			6,169			8,241	0	(246)

HUS	02/2014		JPY	661,429			6,661	379	0

JPM	02/2014		EUR	344			474	0	0

MSC	01/2014		BRL	9,013			3,822	1	0
	01/2014		MXN	26,634			2,039	0	0
	01/2014	$		3,858		BRL	9,013	0	(38)
	02/2014		BRL	9,013	$		3,828	39	0

RYL	02/2014		EUR	16,700			22,156	0	(818)
	03/2014			15,132			20,233	0	(584)

UAG	04/2014			19,000			25,694	0	(444)

Total Forward Foreign Currency Contracts								$959	$(4,412)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	11,000	$(21)	$(16)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		11,000	(24)	(3)
	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550%	01/15/2014		131,000	(160)	(120)
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.750%	01/15/2014		131,000	(205)	(1)

BRC	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		2,700	(5)	(4)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		2,700	(6)	(1)

GLM	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		2,700	(6)	(4)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		2,700	(6)	(1)
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	03/31/2014	$	19,800	(26)	(36)
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.600%	02/06/2014		66,200	(20)	(1)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000%	02/06/2014		66,200	(56)	(99)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400%	01/27/2014		64,900	(152)	(1)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	01/27/2014		64,900	(357)	(92)

								$(1,044)	$(379)

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC CDX.IG-21 5-Year Index	Buy	0.600%	03/19/2014	$	5,400	$(3)	$(5)
	Put - OTC CDX.IG-21 5-Year Index	Sell	0.900%	03/19/2014		5,400	(7)	(2)

JPM	Call - OTC CDX.IG-21 5-Year Index	Buy	0.650%	01/15/2014		27,000	(15)	(39)
	Put - OTC CDX.IG-21 5-Year Index	Sell	0.900%	01/15/2014		27,000	(86)	(1)

							$(111)	$(47)

Total Written Options							$(1,155)	$(426)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2013:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premiums
Balance at 12/31/2012	0	$719,500	EUR	44,200	$(2,465)
Sales	1,940	1,249,300		362,800	(4,680)
Closing Buys	0	(33,600)		0	182
Expirations	0	(1,322,900)		(112,200)	4,326
Exercised	0	(265,500)		0	757

Balance at 12/31/2013	1,940	$346,800	EUR	294,800	$(1,880)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	17

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. TREASURY OBLIGATION ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2013 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Berkshire Hathaway, Inc.	1.000%	03/20/2016	0.290%	$	1,100	$(14)	$32	$18	$0
	Brazil Government International Bond	1.000%	09/20/2015	0.895%		800	(4)	6	2	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.282%		700	7	2	9	0
	Mexico Government International Bond	1.000%	09/20/2015	0.318%		800	7	3	10	0
	Mexico Government International Bond	1.000%	12/20/2018	0.879%		1,000	(1)	7	6	0

BPS	SLM Corp.	5.000%	12/20/2018	2.419%		1,000	100	19	119	0
	U.S. Treasury Notes	0.250%	09/20/2016	0.291%	EUR	6,500	(124)	115	0	(9)

BRC	Berkshire Hathaway, Inc.	1.000%	12/20/2023	1.224%	$	1,000	(29)	11	0	(18)
	Brazil Government International Bond	1.000%	09/20/2015	0.895%		5,100	(39)	51	12	0
	China Government International Bond	1.000%	09/20/2015	0.245%		2,400	30	3	33	0
	China Government International Bond	1.000%	09/20/2016	0.363%		1,300	18	5	23	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.282%		10,000	112	16	128	0
	Mexico Government International Bond	1.000%	09/20/2015	0.318%		5,500	(36)	103	67	0
	Mexico Government International Bond	1.000%	03/20/2018	0.719%		4,300	(7)	59	52	0

CBK	Brazil Government International Bond	1.000%	09/20/2015	0.895%		1,600	(19)	23	4	0
	Brazil Government International Bond	1.000%	06/20/2016	1.166%		27,000	(52)	(48)	0	(100)
	MetLife, Inc.	1.000%	12/20/2014	0.135%		8,200	(217)	289	72	0
	Mexico Government International Bond	1.000%	09/20/2016	0.456%		1,000	5	10	15	0
	Mexico Government International Bond	1.000%	12/20/2018	0.879%		1,700	(2)	12	10	0

DUB	China Government International Bond	1.000%	12/20/2018	0.753%		1,400	18	(1)	17	0
	Export-Import Bank of China	1.000%	12/20/2016	0.486%		2,300	(186)	222	36	0
	Export-Import Bank of Korea	1.000%	12/20/2016	0.347%		1,000	(64)	84	20	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.282%		3,500	37	8	45	0
	General Electric Capital Corp.	1.000%	03/20/2016	0.314%		100	(6)	8	2	0
	HSBC Bank PLC	1.000%	12/20/2018	0.610%	EUR	3,400	38	52	90	0
	JPMorgan Chase & Co.	1.000%	09/20/2015	0.333%	$	10,000	110	9	119	0
	Mexico Government International Bond	1.000%	03/20/2016	0.359%		3,200	(18)	65	47	0
	Mexico Government International Bond	1.000%	06/20/2016	0.413%		7,900	19	98	117	0
	Mexico Government International Bond	1.000%	09/20/2016	0.456%		700	3	7	10	0

FBF	MetLife, Inc.	1.000%	12/20/2014	0.135%		1,300	(20)	31	11	0

GST	Mexico Government International Bond	1.000%	09/20/2016	0.456%		1,900	9	19	28	0

HUS	Brazil Government International Bond	1.000%	09/20/2015	0.895%		1,000	(10)	12	2	0
	Brazil Government International Bond	1.000%	03/20/2016	1.051%		1,200	(6)	5	0	(1)
	Mexico Government International Bond	1.000%	09/20/2015	0.318%		1,700	13	7	20	0
	Mexico Government International Bond	1.000%	09/20/2016	0.456%		700	4	7	11	0

JPM	Brazil Government International Bond	1.000%	09/20/2015	0.895%		400	(4)	5	1	0
	China Government International Bond	1.000%	12/20/2018	0.753%		5,800	57	14	71	0
	General Electric Capital Corp.	1.000%	03/20/2014	0.174%		1,000	(29)	31	2	0
	HSBC Bank PLC	1.000%	12/20/2018	0.610%	EUR	2,000	28	25	53	0
	Mexico Government International Bond	1.000%	09/20/2016	0.456%	$	800	5	7	12	0
	PSEG Power LLC	1.000%	12/20/2018	0.903%		1,700	11	(2)	9	0

MYC	Brazil Government International Bond	1.000%	09/20/2015	0.895%		400	(2)	3	1	0
	General Electric Capital Corp.	1.000%	06/20/2016	0.352%		200	(1)	4	3	0
	Mexico Government International Bond	1.000%	12/20/2018	0.879%		1,500	(3)	12	9	0

UAG	Brazil Government International Bond	1.000%	09/20/2015	0.895%		500	(5)	6	1	0

							$(267)	$1,456	$1,317	$(128)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
							Asset	Liability
BOA	CDX.HY-21 3-Year Index	5.000%	12/20/2016	$6,800	$552	$30	$582	$0

BRC	CDX.EM-12 5-Year Index	5.000%	12/20/2014	1,900	190	(146)	44	0
	CDX.EM-13 5-Year Index	5.000%	06/20/2015	8,900	1,032	(755)	277	0

GST	CDX.EM-13 5-Year Index	5.000%	06/20/2015	400	50	(38)	12	0
	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017	193	0	3	3	0

HUS	CDX.EM-13 5-Year Index	5.000%	06/20/2015	6,100	678	(489)	189	0

JPM	CDX.EM-13 5-Year Index	5.000%	06/20/2015	500	57	(41)	16	0
	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017	386	(1)	7	6	0

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
							Asset	Liability
MYC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	$8,300	$966	$(708)	$258	$0

UAG	CDX.EM-12 5-Year Index	5.000%	12/20/2014	1,000	100	(76)	24	0

					$3,624	$(2,213)	$1,411	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	10.630%	01/02/2017	BRL	3,000	$0	$(34)	$0	$(34)
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MXN	99,000	(29)	170	141	0

BPS	Pay	1-Year BRL-CDI	9.120%	01/02/2017	BRL	9,100	23	(258)	0	(235)

BRC	Pay	28-Day MXN-TIIE	4.120%	10/26/2015	MXN	220,000	(2)	(20)	0	(22)
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		2,500	0	1	1	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		54,000	(16)	93	77	0
	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		3,200	(2)	1	0	(1)
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		2,500	(1)	2	1	0

DUB	Pay	1-Year BRL-CDI	9.130%	01/02/2017	BRL	2,000	7	(58)	0	(51)
	Pay	1-Year BRL-CDI	10.630%	01/02/2017		1,000	0	(11)	0	(11)

GLM	Pay	1-Year BRL-CDI	10.630%	01/02/2017		1,100	1	(13)	0	(12)
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MXN	30,000	(6)	48	42	0
	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		5,700	(3)	2	0	(1)
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		7,900	(2)	6	4	0

HUS	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		7,500	(5)	5	0	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		80,300	(7)	121	114	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		2,700	0	2	2	0

JPM	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		2,500	(1)	1	0	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		1,300	0	1	1	0

MYC	Pay	1-Year BRL-CDI	9.140%	01/02/2017	BRL	4,500	12	(127)	0	(115)
	Pay	1-Year BRL-CDI	10.630%	01/02/2017		100	0	(1)	0	(1)
	Pay	28-Day MXN-TIIE	4.120%	10/26/2015	MXN	220,000	(1)	(20)	0	(21)
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		30,000	2	39	41	0
	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		3,900	(2)	1	0	(1)
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		7,100	(1)	5	4	0

UAG	Pay	1-Year BRL-CDI	8.900%	01/02/2017	BRL	3,800	2	(107)	0	(105)

							$(31)	$(151)	$428	$(610)

Total Swap Agreements							$3,326	$(908)	$3,156	$(738)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	19

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2013:

(j)	Securities with an aggregate market value of $4,671 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$209	$0	$768	$977	$0	$(140)	$(34)	$(174)	$803	$(730)	$73
BPS	100	0	119	219	(2,024)	(7)	(244)	(2,275)	(2,056)	2,192	136
BRC	0	0	715	715	(60)	(5)	(41)	(106)	609	(680)	(71)
CBK	56	0	101	157	(144)	0	(100)	(244)	(87)	0	(87)
DUB	170	0	503	673	0	0	(62)	(62)	611	(560)	51
FBF	5	0	11	16	(54)	0	0	(54)	(38)	0	(38)
GLM	0	0	46	46	(246)	(234)	(13)	(493)	(447)	340	(107)
GST	0	0	43	43	0	0	0	0	43	(180)	(137)
HUS	379	0	338	717	0	0	(1)	(1)	716	(720)	(4)
JPM	0	0	171	171	0	(40)	0	(40)	131	(270)	(139)
MSC	40	0	0	40	(38)	0	0	(38)	2	(700)	(698)
MYC	0	0	316	316	0	0	(138)	(138)	178	(530)	(352)
RYL	0	0	0	0	(1,402)	0	0	(1,402)	(1,402)	1,457	55
UAG	0	0	25	25	(444)	0	(105)	(549)	(524)	682	158

Total Over the Counter	$959	$0	$3,156	$4,115	$(4,412)	$(426)	$(738)	$(5,576)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$1,395	$1,395

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$959	$0	$959
Swap Agreements	0	2,728	0	0	428	3,156

	$0	$2,728	$0	$959	$428	$4,115

	$0	$2,728	$0	$959	$1,823	$5,510

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$970	$970
Futures	0	0	0	0	583	583
Swap Agreements	0	0	0	0	96	96

	$0	$0	$0	$0	$1,649	$1,649

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,412	$0	$4,412
Written Options	0	47	0	0	379	426
Swap Agreements	0	128	0	0	610	738

	$0	$175	$0	$4,412	$989	$5,576

	$0	$175	$0	$4,412	$2,638	$7,225

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4,057	$4,057
Swap Agreements	0	(782)	0	0	(4,780)	(5,562)

	$0	$(782)	$0	$0	$(723)	$(1,505)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(7,447)	$0	$(7,447)
Written Options	0	140	0	123	3,925	4,188
Swap Agreements	0	5,614	0	0	619	6,233

	$0	$5,754	$0	$(7,324)	$4,544	$2,974

	$0	$4,972	$0	$(7,324)	$3,821	$1,469

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(245)	$(245)
Futures	0	0	0	0	(1,024)	(1,024)
Swap Agreements	0	171	0	0	4,680	4,851

	$0	$171	$0	$0	$3,411	$3,582

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,586	$0	$2,586
Written Options	0	63	0	0	(822)	(759)
Swap Agreements	0	(4,116)	0	0	(423)	(4,539)

	$0	$(4,053)	$0	$2,586	$(1,245)	$(2,712)

	$0	$(3,882)	$0	$2,586	$2,166	$870

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Bank Loan Obligations	$0	$25,302	$0	$25,302
Corporate Bonds & Notes
Banking & Finance	0	331,118	3,427	334,545
Industrials	0	91,682	0	91,682
Utilities	0	55,552	0	55,552
Municipal Bonds & Notes
Texas	0	446	0	446
U.S. Government Agencies	0	581,976	2	581,978
U.S. Treasury Obligations	0	462,810	0	462,810
Mortgage-Backed Securities	0	169,344	0	169,344
Asset-Backed Securities	0	148,610	3,046	151,656
Sovereign Issues	0	174,131	0	174,131
Preferred Securities
Banking & Finance	0	0	2,974	2,974
Short-Term Instruments
Certificates of Deposit	0	19,779	0	19,779
Commercial Paper	0	29,436	0	29,436
Repurchase Agreements	0	5,289	0	5,289
Short-Term Notes	0	4,293	0	4,293
Italy Treasury Bills	0	28,303	0	28,303
Mexico Treasury Bills	0	2,159	0	2,159
Spain Treasury Bills	0	17,137	0	17,137
U.S. Treasury Bills	0	2,192	0	2,192
	$0	$2,149,559	$9,449	$2,159,008

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$328,935	$0	$0	$328,935

Total Investments	$328,935	$2,149,559	$9,449	$2,487,943

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(72,858)	$0	$(72,858)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,395	0	1,395
Over the counter	0	4,115	0	4,115
	$0	$5,510	$0	$5,510

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,553)	(96)	0	(1,649)
Over the counter	0	(5,576)	0	(5,576)
	$(1,553)	$(5,672)	$0	$(7,225)

Totals	$327,382	$2,076,539	$9,449	$2,413,370

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	21

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

December 31, 2013

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2013:

Category and Subcategory	Beginning Balance at 12/31/2012	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2013 (2)
Investments in Securities, at Value
Corporate Bonds & Notes Banking & Finance	$2,021	$3,463	$(1,981)	$4	$(19)	$(61)	$0	$0	$3,427	$(40)
U.S. Government Agencies	2	0	0	0	0	0	0	0	2	0
Asset-Backed Securities	3,732	0	(665)	0	0	(21)	0	0	3,046	(7)
Preferred Securities Banking & Finance	3,084	0	0	0	0	(110)	0	0	2,974	(110)

Totals	$8,839	$3,463	$(2,646)	$4	$(19)	$(192)	$0	$0	$9,449	$(157)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes Banking & Finance	$3,427	Third Party Vendor	Broker Quote	97.90
U.S. Government Agencies	2	Benchmark Pricing	Base Price	97.77
Asset-Backed Securities	3,046	Third Party Vendor	Broker Quote	101.75
Preferred Securities Banking & Finance	2,974	Benchmark Pricing	Base Price	$7,081.90

Total	$9,449

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Portfolio.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2013

1. ORGANIZATION

The PIMCO Low Duration Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid and are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period and are included in net change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

ANNUAL REPORT	DECEMBER 31, 2013	23

Notes to Financial Statements (Cont.)

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New

York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■	Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal

ANNUAL REPORT	DECEMBER 31, 2013	25

Notes to Financial Statements (Cont.)

pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding.

Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2013, the Portfolio had no unfunded loan commitments.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and

ANNUAL REPORT	DECEMBER 31, 2013	27

Notes to Financial Statements (Cont.)

entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2013 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
$1	$0	$0	$0	$0	$1	$0	$0

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
$109,664	$1,370,452	$(1,151,100)	$110	$(192)	$328,934	$1,452	$0

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value

ANNUAL REPORT	DECEMBER 31, 2013	29

Notes to Financial Statements (Cont.)

amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable

ANNUAL REPORT	DECEMBER 31, 2013	31

Notes to Financial Statements (Cont.)

obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate, sovereign or U.S. Treasury obligation issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2013 for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

“cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements. As mentioned earlier in this report, the U.S. is currently experiencing historically low interest rates. This combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, the fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair the performance of the Portfolio.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which

ANNUAL REPORT	DECEMBER 31, 2013	33

Notes to Financial Statements (Cont.)

potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used.

Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

ANNUAL REPORT	DECEMBER 31, 2013	35

Notes to Financial Statements (Cont.)

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2013, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$45,913	$31,875

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the

Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2013, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$5,306,750	$5,401,514	$650,906	$533,071

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2013		Year Ended 12/31/2012
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	861	$9,229	1,461	$15,525
Administrative Class	31,755	338,673	42,603	453,976
Advisor Class	19,839	211,059	22,060	233,999
Issued as reinvestment of distributions
Institutional Class	87	930	114	1,203
Administrative Class	2,052	21,881	2,487	26,451
Advisor Class	730	7,780	795	8,460
Cost of shares redeemed
Institutional Class	(452)	(4,849)	(2,620)	(27,778)
Administrative Class	(33,165)	(353,085)	(31,226)	(331,009)
Advisor Class	(11,826)	(125,522)	(10,877)	(115,656)
Net increase resulting from Portfolio share transactions	9,881	$106,096	24,797	$265,171

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

As of December 31, 2013, three shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 52% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2013, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2010-2012, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2013, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$19,853	$—	$6,871	$(5,290)	$(19,529)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), and sale/buyback transactions.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through December 31, 2013 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2013 through December 31, 2013, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2013, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$—	$—	$8,599	$—

Under the recently enacted Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2013, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$10,930	$—

ANNUAL REPORT	DECEMBER 31, 2013	37

Notes to Financial Statements (Cont.)

December 31, 2013

As of December 31, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$2,487,791	$20,993	$(20,841)	$152

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, treasury inflation=protected securities (TIPS), and sale/buyback transactions.

For the fiscal years ended December 31, 2013 and December 31, 2012, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2013	$30,591	$—	$—
12/31/2012	$36,127	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

38	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO Low Duration Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO Low Duration Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2014

ANNUAL REPORT	DECEMBER 31, 2013	39

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FOB	Credit Suisse Securities (USA) LLC	MSC	Morgan Stanley & Co., Inc.
BOS	Banc of America Securities LLC	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GSC	Goldman Sachs & Co.	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	GST	Goldman Sachs International	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	TDM	TD Securities (USA) LLC
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
FBF	Credit Suisse International

Currency Abbreviations:
BRL	Brazilian Real	GBP	British Pound	MXN	Mexican Peso
CAD	Canadian Dollar	JPY	Japanese Yen	USD (or $)	United States Dollar
EUR	Euro

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CDX.HY	Credit Derivatives Index - High Yield	CDX.IG	Credit Derivatives Index - Investment Grade

Other Abbreviations:
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	LIBOR	London Interbank Offered Rate
CDI	Brazil Interbank Deposit Rate	EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDO	Collateralized Debt Obligation	FDIC	Federal Deposit Insurance Corp.

40	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013:

4.33%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

1.70%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2013	41

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	172	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

42	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian* (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Vice President	11/2013 to Present Treasurer 08/1997 to 11/2013	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

* Effective February 3, 2014, Dr. El-Erian no longer serves as a Senior Vice President of the Trust.

ANNUAL REPORT	DECEMBER 31, 2013	43

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

44	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 12-13, 2013, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2014. The Board also considered and approved for an additional one-year term through August 31, 2014, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2014.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreement are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust and the independent Trustees.

The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 12-13, 2013 meeting. The independent Trustees also met with counsel to the Trust and the independent Trustees on August 2, 2013 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

ANNUAL REPORT	DECEMBER 31, 2013	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2012, including, but not limited to, undertaking significant technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2013. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2013 and other performance data, as available, for the periods ended June 30, 2013 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2013 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 12-13, 2013 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2013.

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Board noted that, for periods ending May 31, 2013, the Administrative Class of 71%, 92% and 100% of the Portfolios outperformed their Lipper category median in the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 86% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2013 (based on the performance of the Administrative Class). The Board also noted that ten of 13 Portfolios, representing 93% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2013, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $23 billion as of May 31, 2013.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expense ratios in their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the size of the assets under management with PIMCO, the manner in which similar portfolios may be managed, different requirements with

ANNUAL REPORT	DECEMBER 31, 2013	47

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively; had been reduced for some Portfolios over time; had been held steady for most Portfolios as assets grew, or declined in the case of some Portfolios; and continued to be competitive compared with peers. The Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. The Trustees noted that the benefits of the unified fee were apparent during the recent financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC supported the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and in return for the fees paid to RALLC by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2013	49

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT51AR_123113

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2013

PIMCO Low Duration Portfolio

Share Class

■	Advisor

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	39
Glossary	40
Federal Income Tax Information	41
Management of the Trust	42
Privacy Policy	44
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	45

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2013. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

The past twelve months were marked by ongoing periods of heightened bond market volatility brought on by uncertainty around central bank monetary and fiscal policy, geopolitical concerns, and a slower than hoped for rebound in the global economy. Following a particularly bumpy third quarter, however, all financial markets completed the year along a relatively smoother path. Federal Reserve (“Fed”) Chairman Ben Bernanke laid the groundwork in September, when he clarified the Fed’s commitment to maintain its quantitative easing (“QE”) bond purchase program of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero-bound range. The nomination of Janet Yellen to the Chairmanship further helped to reassure investors that the Fed would be committed to the continuation of their accommodative policies.

As investors were made particularly aware, beginning in mid-May conditions in financial markets deteriorated rapidly as markets reacted to signals by the Fed that it might begin to slow the pace of its asset purchases. This shift in tone fueled a broad-based sell-off within fixed income assets throughout the summer, undermining market liquidity and sending yields higher across the risk spectrum.

By mid-September, however, the Fed announced its intent to delay any tapering until more convincing indicators of economic growth become apparent and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore higher) and a rally across most equity markets. The Fed also maintained the Federal Funds Rate within a narrow range of zero to 25 basis points. Into October, investors were once again kept on edge by the uncertain fiscal policy and political landscape—namely the partial shutdown of the U.S. government that began during the first week of October, the ongoing debt ceiling negotiations between the White House and Congress, and confirmation proceedings for the next Fed Chairman. Investors were relieved by the last-minute deal announced on October 17 that reached an agreement to reopen the U.S. government and raise the debt ceiling.

In November, relative calm prevailed across most fixed income markets, and equity markets continued to rally. The European Central Bank (“ECB”) reduced their main policy rate (or the interest rate at which it lends money to banks) by 25 basis points to 0.25%, likely due to their concern over lower than expected inflation and a weak global growth outlook. The Bank of England (“BOE”) unanimously voted to leave its main policy rate unchanged amid a pickup in economic growth and expectations that this would lead to an eventual decline in the U.K. unemployment rate.

Towards the latter part of December, the Fed announced that beginning in January 2014 it intends to gradually exit its bond-buying program, by reducing it from $85 billion to $75 billion spread equally across mortgage and U.S. Treasury purchases. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee (“FOMC”) provided even greater assurances that the policy rate would remain near a zero-bound range until signs of sustainable growth are more broadly evident in the U.S. economy. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

U.S. Treasuries underperformed most other developed sovereign bond markets on a hedged basis as investors reacted to the various Fed announcements regarding the tapering of their QE bond purchase program. In particular, U.S. Treasury yields rose to their highest level in late December as investors reacted to the Fed’s announcement that it would begin the reduction of its asset purchases starting in January 2014. This decision was made on the back of improving economic data, which included a lower unemployment rate, respectable monthly job reports, and improving housing fundamentals. The benchmark ten-year U.S. Treasury note yielded 3.03% at the end of the reporting period, as compared to 1.76% on December 31, 2012. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 2.02% for the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 8.61% over the period, underperforming nominal U.S. Treasuries. U.S. TIPS sold off, particularly during the second quarter of the reporting period, as the market began to price in the inevitable Fed tapering decision, which was officially announced in December. The decision by the Fed to initiate the tapering of asset purchases was validated via stronger jobs and GDP data, with continual weaker inflation data adding further pressure to U.S. TIPS valuations towards the latter part of the period. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 9.52% over the period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries even with the Fed’s announcement that it would begin to reduce its asset purchases in January 2014. The announcement, however, did lead to differentiated performance among coupons, with lower coupons underperforming, as these bonds have been the largest beneficiaries of Fed purchases. Prices for non-Agency mortgages rose on limited outstanding supply, improving risk appetite and ongoing signs of recovery in the housing sector. Commercial MBS also outperformed amid strong investor demand and a continued rebound in property valuations.

■

The U.S. investment grade credit market, as measured by the Barclays U.S. Credit Index, declined 2.01% for the period, but outperformed like-duration U.S. Treasuries as spreads tightened, ending the year at the lowest level since the global financial crisis began. This positive performance was supported by improving global growth fundamentals and continued easy monetary policy. The high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 7.42% for the period. The sector was one of the best-performing fixed income sectors, benefiting from relatively sound fundamentals and investor demand for higher yielding assets with lower interest rate sensitivity.

■

Emerging markets (“EM”) external debt underperformed U.S. Treasuries during the year and was impacted by the second quarter sell-off. Country-specific stories and the risk-on market sentiment following the Fed tapering announcement supported lower spreads in the fourth quarter, particularly in December. EM local assets particularly underperformed U.S. Treasuries during the period, as weaker EM currencies and increases in local yields weighed on overall returns.

■

Developed market equities posted strong performance in 2013, despite a period marked by considerable volatility and uncertainty around central bank policy. U.S. equities, as measured by the S&P 500 Index, returned 32.39%. Global equities, as represented by the MSCI All Country World Index Net USD and MSCI World Index, returned 22.80% and 26.68%, respectively. Emerging market equities (“EM”), as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.60%. EM equities underperformed developed market equities due to declining earnings growth and rising interest rates in the U.S. which placed pressure on local EM currencies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2014

ANNUAL REPORT	DECEMBER 31, 2013	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Low Duration Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk, operational risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Return chart measure performance assuming that all dividend and capital gain distributions were reinvested.

4	PIMCO VARIABLE INSURANCE TRUST

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2013 to December 31, 2013.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2013	5

PIMCO Low Duration Portfolio

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown‡

U.S. Government Agencies	23.6%
Corporate Bonds & Notes	19.3%
U.S. Treasury Obligations	18.6%
Short-Term Instruments	17.6%
Sovereign Issues	7.0%
Mortgage-Backed Securities	6.8%
Asset-Backed Securities	6.1%
Other	1.0%

‡ % of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	1 Year	5 Years	Class Inception (03/31/2006)
PIMCO Low Duration Portfolio Advisor Class	-0.23%	4.88%	4.49%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index±	0.36%	1.09%	2.93%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.75% for Advisor Class shares.

± The BofA Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/13)	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,013.90	$1,021.42
Expenses Paid During Period†	$3.81	$3.82
Net Annualized Expense Ratio	0.75%	0.75%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Low Duration Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	An above-benchmark U.S. duration (or sensitivity to changes in market interest rates) detracted from returns as interest rates rose during the reporting period.

»

An allocation to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from performance as U.S. TIPS posted negative returns due to decreased inflation expectations over the reporting period (as represented by the breakeven inflation rate).

»	Exposure to the investment grade corporate bond sector added to returns as these securities provided positive income over the reporting period.

»	An allocation to select high yield bonds added to performance as the sector experienced positive returns for the reporting period.

»	Exposure to Italian duration benefited performance as yields fell across the Italian yield curve during the reporting period.

»	Exposure to Brazilian duration detracted from performance as yields across the Brazilian yield curve increased over the reporting period.

»	Short exposure to the Japanese yen benefited performance as the Japanese yen depreciated versus the U.S. dollar during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Low Duration Portfolio

Selected Per Share Data for the Year Ended:	12/31/2013	12/31/2012	12/31/2011	12/31/2010	12/31/2009

Advisor Class
Net asset value beginning of year	$10.78	$10.38	$10.44	$10.11	$9.68
Net investment income (a)	0.07	0.13	0.13	0.13	0.22
Net realized/unrealized gain (loss)	(0.10)	0.46	(0.02)	0.39	1.03
Total income (loss) from investment operations	(0.03)	0.59	0.11	0.52	1.25
Dividends from net investment income	(0.14)	(0.19)	(0.17)	(0.16)	(0.35)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.03)	(0.47)
Total distributions	(0.14)	(0.19)	(0.17)	(0.19)	(0.82)
Net asset value end of year	$10.61	$10.78	$10.38	$10.44	$10.11
Total return	(0.23)%	5.75%	1.01%	5.18%	13.21%
Net assets end of year (000s)	$617,374	$532,901	$388,854	$279,176	$186,668
Ratio of expenses to average net assets	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of expenses to average net assets excluding interest expense	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	0.69%	1.18%	1.27%	1.23%	2.08%
Portfolio turnover rate	316%*	647%*	456%*	351%*	662%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	7

Statement of Assets and Liabilities PIMCO Low Duration Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2013

Assets:
Investments, at value
Investments in securities*	$2,159,008
Investments in Affiliates	328,935
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,395
Over the counter	4,115
Cash	3
Deposits with counterparty	4,277
Foreign currency, at value	769
Receivable for investments sold	146,676
Receivable for Portfolio shares sold	7,867
Interest and dividends receivable	8,047
Dividends receivable from Affiliates	262
2,661,354

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$1,224
Payable for short sales	72,858
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,649
Over the counter	5,576
Payable for investments purchased	385,317
Payable for investments in Affiliates purchased	262
Deposits from counterparty	5,125
Payable for Portfolio shares redeemed	1,987
Accrued investment advisory fees	463
Accrued supervisory and administrative fees	463
Accrued distribution fees	131
Accrued servicing fees	192
Reimbursement to PIMCO	31
Other liabilities	4
475,282

Net Assets	$2,186,072

Net Assets Consist of:
Paid in capital	$2,184,168
Undistributed net investment income	18,035
Accumulated undistributed net realized (loss)	(18,121)
Net unrealized appreciation	1,990
$2,186,072

Net Assets:
Institutional Class	$58,621
Administrative Class	1,510,077
Advisor Class	617,374

Shares Issued and Outstanding:
Institutional Class	5,523
Administrative Class	142,283
Advisor Class	58,171

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.61
Administrative Class	10.61
Advisor Class	10.61

Cost of Investments in Securities	$2,157,610
Cost of Investments in Affiliates	$329,133
Cost of Foreign Currency Held	$767
Proceeds Received on Short Sales	$73,071
Cost or Premiums of Financial Derivative Instruments, net	$1,446

* Includes repurchase agreements of:	$5,289

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Low Duration Portfolio

(Amounts in thousands)	Year Ended December 31, 2013

Investment Income:
Interest, net of foreign taxes*	$28,943
Dividends	549
Dividends from Investments in Affiliates	1,452
Total Income	30,944

Expenses:
Investment advisory fees	5,356
Supervisory and administrative fees	5,355
Servicing fees - Administrative Class	2,256
Distribution and/or servicing fees - Advisor Class	1,450
Trustees’ fees	44
Interest expense	14
Total Expenses	14,475

Net Investment Income	16,469

Net Realized Gain (Loss):
Investments in securities	5,985
Investments in Affiliates	110
Exchange-traded or centrally cleared financial derivative instruments	(1,505)
Over the counter financial derivative instruments	2,974
Foreign currency	(89)
Net Realized Gain	7,475

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(28,225)
Investments in Affiliates	(192)
Exchange-traded or centrally cleared financial derivative instruments	3,582
Over the counter financial derivative instruments	(2,712)
Foreign currency assets and liabilities	(12)
Net Change in Unrealized (Depreciation)	(27,559)
Net (Loss)	(20,084)

Net (Decrease) in Net Assets Resulting from Operations	$(3,615)

* Foreign tax withholdings	$2

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	9

Statements of Changes in Net Assets PIMCO Low Duration Portfolio

(Amounts in thousands)	Year Ended December 31, 2013	Year Ended December 31, 2012

Increase in Net Assets from:

Operations:
Net investment income	$16,469	$24,239
Net realized gain	7,475	46,124
Net change in unrealized appreciation (depreciation)	(27,559)	36,104
Net increase (decrease) resulting from operations	(3,615)	106,467

Distributions to Shareholders:
From net investment income
Institutional Class	(930)	(1,203)
Administrative Class	(21,881)	(26,464)
Advisor Class	(7,780)	(8,460)
Tax basis return of capital
Institutional Class	0	0
Administrative Class	0	0
Advisor Class	0	0

Total Distributions	(30,591)	(36,127)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	106,096	265,171

Total Increase in Net Assets	71,890	335,511

Net Assets:
Beginning of year	2,114,182	1,778,671
End of year*	$2,186,072	$2,114,182

* Including undistributed net investment income of:	$18,035	$16,539

**	See note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Low Duration Portfolio

December 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.7%

BANK LOAN OBLIGATIONS 1.2%
Community Health Systems, Inc.
2.419% due 07/25/2014		$100	$100
H.J. Heinz Co.
3.500% due 06/05/2020		17,811	17,969
Health Management Associates, Inc.
3.250% due 11/18/2016		4,346	4,348
Nielsen Finance LLC
2.168% due 02/02/2017		2,882	2,885

Total Bank Loan Obligations (Cost $25,098)			25,302

CORPORATE BONDS & NOTES 22.0%

BANKING & FINANCE 15.3%
Ally Financial, Inc.
2.439% due 12/01/2014		1,000	1,010
3.125% due 01/15/2016		300	307
3.439% due 02/11/2014		1,000	1,006
3.645% due 06/20/2014		1,200	1,221
4.500% due 02/11/2014		9,400	9,453
4.625% due 06/26/2015		2,300	2,399
6.750% due 12/01/2014		4,800	5,037
8.300% due 02/12/2015		2,700	2,909
Banco Bradesco S.A.
2.338% due 05/16/2014		7,100	7,107
Banco do Brasil S.A.
4.500% due 01/22/2015		600	617
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		1,600	1,680
Banco Santander Brasil S.A.
4.625% due 02/13/2017		300	314
Banco Santander Chile
3.750% due 09/22/2015		2,900	3,006
Bank of America Corp.
1.500% due 10/09/2015		1,800	1,819
4.500% due 04/01/2015		1,100	1,151
6.500% due 08/01/2016		6,500	7,343
7.375% due 05/15/2014		1,500	1,537
Bank of America N.A.
0.543% due 06/15/2017		18,900	18,559
Bank of Montreal
1.950% due 01/30/2018		3,100	3,180
Bankia S.A.
3.500% due 12/14/2015	EUR	1,000	1,418
Banque PSA Finance S.A.
2.146% due 04/04/2014		$2,500	2,499
BBVA U.S. Senior S.A.U.
4.664% due 10/09/2015		2,500	2,629
BPCE S.A.
1.988% due 02/07/2014		1,800	1,803
CIT Group, Inc.
4.750% due 02/15/2015		8,800	9,141
5.250% due 04/01/2014		1,100	1,114
Citigroup, Inc.
0.367% due 03/07/2014		20,800	20,797
1.198% due 07/25/2016		15,400	15,570
1.694% due 01/13/2014		2,600	2,601
5.000% due 09/15/2014		700	720
Commonwealth Bank of Australia
1.043% due 09/18/2015		1,900	1,921
Credit Agricole S.A.
1.692% due 01/21/2014		4,200	4,203
Dexia Credit Local S.A.
0.717% due 04/29/2014		4,200	4,206
2.750% due 04/29/2014		2,700	2,721

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Eksportfinans ASA
1.570% due 02/14/2018	JPY	500,000	$4,362
2.000% due 09/15/2015		$400	395
2.375% due 05/25/2016		4,200	4,142
5.500% due 06/26/2017		1,200	1,270
Export-Import Bank of Korea
1.250% due 11/20/2015		8,700	8,749
2.046% due 03/21/2015		8,400	8,411
First Horizon National Corp.
5.375% due 12/15/2015		900	968
Ford Motor Credit Co. LLC
0.992% due 01/17/2017		1,800	1,808
1.338% due 08/28/2014		2,300	2,311
2.750% due 05/15/2015		3,600	3,694
5.625% due 09/15/2015		1,600	1,726
7.000% due 04/15/2015		900	970
8.000% due 06/01/2014		100	103
8.000% due 12/15/2016		2,600	3,079
8.700% due 10/01/2014		400	424
HSBC Finance Corp.
0.669% due 06/01/2016		700	699
HSBC USA, Inc.
2.375% due 02/13/2015		800	817
Industrial Bank of Korea
2.375% due 07/17/2017		1,100	1,107
3.750% due 09/29/2016		2,200	2,337
ING Bank NV
1.642% due 06/09/2014		1,500	1,508
International Lease Finance Corp.
5.650% due 06/01/2014		5,000	5,100
6.500% due 09/01/2014		11,200	11,620
8.625% due 09/15/2015		500	557
Intesa Sanpaolo SpA
2.638% due 02/24/2014		2,300	2,307
JPMorgan Chase & Co.
1.295% due 03/20/2015		9,800	9,898
1.371% due 09/22/2015		5,800	5,874
3.150% due 07/05/2016		1,800	1,888
3.700% due 01/20/2015		1,700	1,754
JPMorgan Chase Bank N.A.
0.994% due 05/31/2017	EUR	2,400	3,270
6.000% due 10/01/2017		$1,000	1,145
Korea Development Bank
3.250% due 03/09/2016		5,300	5,531
8.000% due 01/23/2014		1,700	1,707
Merrill Lynch & Co., Inc.
1.003% due 09/15/2026		900	777
Morgan Stanley
0.543% due 01/09/2014		3,000	3,000
0.724% due 10/15/2015		2,600	2,596
1.838% due 01/24/2014		11,500	11,509
National Australia Bank Ltd.
0.966% due 04/11/2014		7,800	7,815
National Bank of Canada
1.500% due 06/26/2015		1,600	1,621
Pacific Life Global Funding CPI Linked Bond
3.357% due 06/02/2018		3,500	3,427
Petrobras Global Finance BV
1.857% due 05/20/2016		7,500	7,500
Prudential Covered Trust
2.997% due 09/30/2015		2,805	2,893
Qatari Diar Finance Co.
3.500% due 07/21/2015		4,300	4,476
Rabobank Group
4.200% due 05/13/2014		2,000	2,028
SLM Corp.
3.875% due 09/10/2015		3,848	3,997

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 04/15/2015	$1,200	$1,259
6.250% due 01/25/2016	13,765	14,918
Sumitomo Mitsui Banking Corp.
1.350% due 07/18/2015	12,300	12,404
UBS AG
1.238% due 01/28/2014	582	583
Union Bank N.A.
0.996% due 09/26/2016	3,700	3,736
Wachovia Corp.
0.614% due 10/15/2016	5,000	4,976
Wells Fargo & Co.
0.438% due 10/28/2015	4,500	4,501

		334,545

INDUSTRIALS 4.2%
AbbVie, Inc.
0.998% due 11/06/2015	3,715	3,755
Anheuser-Busch InBev Worldwide, Inc.
0.788% due 01/27/2014	6,100	6,102
CNPC General Capital Ltd.
1.450% due 04/16/2016	3,400	3,370
Daimler Finance North America LLC
0.843% due 01/09/2015	7,890	7,918
0.857% due 03/28/2014	100	100
DISH DBS Corp.
6.625% due 10/01/2014	2,900	3,023
7.125% due 02/01/2016	1,600	1,776
7.750% due 05/31/2015	1,500	1,631
EOG Resources, Inc.
0.992% due 02/03/2014	6,600	6,604
Florida Gas Transmission Co. LLC
4.000% due 07/15/2015	1,700	1,773
General Electric Co.
0.850% due 10/09/2015	7,700	7,739
General Mills, Inc.
0.537% due 01/29/2016	8,900	8,912
0.588% due 05/16/2014	900	901
HCA, Inc.
5.750% due 03/15/2014	100	101
6.375% due 01/15/2015	1,300	1,368
7.875% due 02/15/2020	6,000	6,458
8.500% due 04/15/2019	7,100	7,544
MGM Resorts International
6.625% due 07/15/2015	1,000	1,078
NBCUniversal Enterprise, Inc.
0.781% due 04/15/2016	100	101
PepsiCo, Inc.
0.750% due 03/05/2015	1,600	1,605
Sanofi
0.557% due 03/28/2014	800	801
Sinopec Group Overseas Development Ltd.
2.750% due 05/17/2017	6,000	6,148
Total Capital Canada Ltd.
0.624% due 01/15/2016	3,814	3,836
Volkswagen International Finance NV
0.837% due 11/20/2014	9,000	9,038

		91,682

UTILITIES 2.5%
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019	700	753
Dayton Power & Light Co.
1.875% due 09/15/2016	1,000	1,009
Enel Finance International NV
3.875% due 10/07/2014	2,000	2,044

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	11

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014	$5,250	$5,329
10.500% due 03/25/2014	2,000	2,049
Qtel International Finance Ltd.
3.375% due 10/14/2016	2,300	2,415
Rosneft Finance S.A.
7.500% due 07/18/2016	400	451
Sempra Energy
2.000% due 03/15/2014	4,000	4,013
Verizon Communications, Inc.
0.857% due 03/28/2014	1,005	1,006
1.773% due 09/15/2016	20,900	21,546
1.993% due 09/14/2018	800	842
2.500% due 09/15/2016	12,600	13,036
3.650% due 09/14/2018	1,000	1,059

		55,552

Total Corporate Bonds & Notes (Cost $476,121)		481,779

MUNICIPAL BONDS & NOTES 0.0%

TEXAS 0.0%
North Texas Higher Education Authority, Inc. Revenue Bonds, Series 2011
1.348% due 04/01/2040	439	446

Total Municipal Bonds & Notes (Cost $449)		446

U.S. GOVERNMENT AGENCIES 26.7%
Fannie Mae
0.225% due 12/25/2036 - 07/25/2037	806	764
0.475% due 04/25/2037	469	469
0.515% due 07/25/2037 - 03/25/2044	1,897	1,891
0.665% due 12/25/2022	82	82
0.905% due 03/25/2040	3,502	3,532
0.965% due 04/25/2023	90	90
1.000% due 01/25/2043	823	786
1.015% due 02/25/2023	4	4
1.064% due 06/17/2027	42	43
1.065% due 05/25/2022	11	11
1.344% due 07/01/2042 - 06/01/2043	420	430
1.394% due 09/01/2041	278	289
1.544% due 09/01/2040	1	1
1.992% due 11/01/2035	72	75
2.174% due 09/01/2035	435	460
2.401% due 07/01/2035	80	85
3.000% due 02/01/2021 - 04/01/2027	967	1,003
4.000% due 07/01/2019 - 01/01/2044	35,578	37,071
4.412% due 12/01/2036	27	29
4.500% due 10/01/2015 - 02/01/2044	80,971	85,842
4.595% due 09/01/2034	18	19
5.000% due 10/01/2025 - 02/01/2044	264,904	287,780
5.500% due 12/01/2027 - 01/01/2044	49,807	54,812
5.963% due 12/25/2042	10	12
6.000% due 03/01/2017 - 10/01/2040	13,792	15,292
6.500% due 04/01/2036 - 11/01/2036	304	342

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FDIC Structured Sale Guaranteed Notes
2.980% due 12/06/2020	$2,485	$2,565
Federal Housing Administration
7.430% due 10/01/2020	2	2
Freddie Mac
0.205% due 12/25/2036	1,163	1,158
0.317% due 07/15/2019 - 08/15/2019	1,234	1,233
0.425% due 08/25/2031	171	167
0.467% due 05/15/2036	456	456
0.567% due 06/15/2018	27	27
1.342% due 02/25/2045	352	357
2.000% due 11/15/2026	16,823	16,547
2.403% due 09/01/2035	474	502
2.514% due 07/01/2035	193	205
4.500% due 05/01/2039 - 05/01/2041	38,070	40,384
5.000% due 05/01/2024 - 12/01/2041	8,536	9,213
5.500% due 12/01/2022 - 07/01/2038	1,998	2,181
6.000% due 09/01/2016 - 03/01/2038	621	690
6.500% due 07/25/2043	73	81
Ginnie Mae
1.947% due 02/20/2041	1,980	1,968
5.000% due 04/15/2038 - 11/15/2039	10,557	11,471
6.000% due 09/15/2017	847	895
Small Business Administration
5.600% due 09/01/2028	593	662

Total U.S. Government Agencies (Cost $581,399)		581,978

U.S. TREASURY OBLIGATIONS 21.2%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2017	1,131	1,163
0.125% due 04/15/2018	606	619
0.125% due 07/15/2022	77,286	74,022
0.625% due 07/15/2021	11,606	11,782
1.125% due 01/15/2021	10,142	10,660
1.250% due 04/15/2014 (f)(j)	40,168	40,452
1.250% due 07/15/2020	12,101	12,949
1.375% due 01/15/2020	3,024	3,248
2.000% due 01/15/2014 (h)(j)	32,231	32,227
2.000% due 07/15/2014	17,594	17,993
U.S. Treasury Notes
0.250% due 11/30/2015 (j)	59,300	59,186
0.500% due 12/15/2016	27,500	27,387
0.625% due 10/15/2016 (j)	119,300	119,081
0.625% due 11/15/2016	52,200	52,041

Total U.S. Treasury Obligations (Cost $475,750)		462,810

MORTGAGE-BACKED SECURITIES 7.7%
Adjustable Rate Mortgage Trust
2.801% due 09/25/2035	1,240	1,101
American Home Mortgage Investment Trust
2.173% due 10/25/2034	366	361
2.355% due 02/25/2045	202	201
Banc of America Commercial Mortgage Trust
5.572% due 04/10/2049	3,264	3,555
5.633% due 04/10/2049	145	146
Banc of America Funding Corp.
0.445% due 07/25/2037	1,487	1,233
3.694% due 01/20/2047 ^	588	475

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America Mortgage Trust
2.623% due 07/25/2034		$994	$999
2.768% due 08/25/2034		3,285	3,259
2.875% due 05/25/2033		564	558
6.500% due 10/25/2031		9	10
BCAP LLC Trust
0.335% due 09/26/2035		814	802
Bear Stearns Adjustable Rate Mortgage Trust
2.250% due 08/25/2035		1,641	1,647
2.263% due 04/25/2033		8	7
2.572% due 04/25/2033		6	6
2.588% due 01/25/2035		235	228
2.733% due 08/25/2035 ^		456	391
2.761% due 01/25/2034		28	28
2.793% due 03/25/2035		1,943	1,942
2.838% due 02/25/2033		2	1
2.912% due 07/25/2034		411	396
5.095% due 01/25/2035		5,654	5,705
Bear Stearns Alt-A Trust
0.325% due 02/25/2034		586	553
Bear Stearns Commercial Mortgage Securities Trust
5.331% due 02/11/2044		400	435
Bear Stearns Structured Products, Inc.
2.502% due 01/26/2036		1,226	936
2.591% due 12/26/2046		657	398
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.445% due 01/25/2035		90	81
Citigroup Mortgage Loan Trust, Inc.
2.540% due 05/25/2035		223	217
2.613% due 08/25/2035		1,005	569
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.289% due 12/11/2049		16,304	17,576
5.305% due 01/15/2046		3,673	3,937
Commercial Mortgage Trust
0.347% due 06/15/2022		587	581
Countrywide Alternative Loan Trust
0.345% due 05/25/2047		669	543
6.000% due 10/25/2033		16	17
Countrywide Home Loan Mortgage Pass-Through Trust
2.376% due 02/20/2036		632	488
2.504% due 11/25/2034		794	736
2.526% due 02/20/2035		1,311	1,260
2.532% due 11/20/2034		1,599	1,505
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		3,815	4,107
5.448% due 01/15/2049		136	137
5.669% due 03/15/2039		14,793	16,089
5.791% due 06/15/2038		1,457	1,580
Credit Suisse First Boston Mortgage Securities Corp.
0.804% due 03/25/2032		1	1
Credit Suisse Mortgage Capital Certificates
2.584% due 09/26/2047		775	773
DBRR Trust
0.853% due 02/25/2045		2,504	2,492
Deutsche Mortgage Securities, Inc.
5.230% due 06/26/2035		1,000	1,008
Epic Opera Arlington Ltd.
0.764% due 07/28/2016	GBP	2,013	3,323
First Horizon Alternative Mortgage Securities
2.192% due 09/25/2034		$1,809	1,769
First Horizon Mortgage Pass-Through Trust
2.614% due 08/25/2035		504	479
2.625% due 02/25/2035		2,689	2,680
GMAC Mortgage Corp. Loan Trust
2.691% due 11/19/2035		289	270

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Granite Master Issuer PLC
0.307% due 12/20/2054		$3,813	$3,770
0.367% due 12/20/2054		593	587
0.809% due 12/20/2054	GBP	618	1,016
Granite Mortgages PLC
0.604% due 01/20/2044	EUR	103	141
0.897% due 01/20/2044	GBP	89	147
0.904% due 09/20/2044		639	1,051
Great Hall Mortgages PLC
0.373% due 06/18/2039		$1,628	1,530
Greenpoint Mortgage Pass-Through Certificates
2.792% due 10/25/2033		1,470	1,456
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042		200	205
5.444% due 03/10/2039		1,900	2,090
GSR Mortgage Loan Trust
2.648% due 09/25/2035		1,077	1,073
2.649% due 09/25/2034		197	186
HarborView Mortgage Loan Trust
0.386% due 05/19/2035		139	122
2.746% due 07/19/2035		759	657
Holmes Master Issuer PLC
1.577% due 10/15/2054	EUR	682	943
Impac CMB Trust
1.165% due 07/25/2033		$217	200
IndyMac Mortgage Loan Trust
2.503% due 12/25/2034		390	360
JPMorgan Chase Commercial Mortgage Securities Trust
0.617% due 07/15/2019		248	245
4.654% due 01/12/2037		2,111	2,117
5.257% due 05/15/2047		7,241	7,745
5.397% due 05/15/2045		2,369	2,589
5.420% due 01/15/2049		600	659
5.882% due 02/15/2051		1,300	1,457
JPMorgan Commercial Mortgage-Backed Securities Trust
5.683% due 03/18/2051		2,488	2,713
JPMorgan Mortgage Trust
3.554% due 02/25/2035		130	130
5.750% due 01/25/2036 ^		39	36
LB-UBS Commercial Mortgage Trust
5.342% due 09/15/2039		1,442	1,575
MASTR Asset Securitization Trust
5.500% due 09/25/2033		12	12
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.647% due 06/15/2030		153	149
Merrill Lynch Floating Trust
0.706% due 07/09/2021		13,494	13,468
Merrill Lynch Mortgage Investors Trust
0.375% due 02/25/2036		449	411
0.415% due 11/25/2035		377	359
1.165% due 10/25/2035		216	213
1.959% due 01/25/2029		17	17
2.380% due 10/25/2035		793	794
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		2,700	2,974
Morgan Stanley Capital Trust
5.417% due 03/12/2044		2,200	2,351
Prime Mortgage Trust
0.565% due 02/25/2034		13	13
Residential Funding Mortgage Securities, Inc. Trust
3.063% due 09/25/2035 ^		1,263	1,037
Salomon Brothers Mortgage Securities, Inc.
7.000% due 12/25/2018		27	29
Structured Adjustable Rate Mortgage Loan Trust
1.534% due 01/25/2035		346	273

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.482% due 08/25/2034		$648	$643
2.507% due 08/25/2035		353	326
2.906% due 02/25/2034		456	457
Structured Asset Mortgage Investments Trust
0.445% due 02/25/2036		199	154
0.826% due 09/19/2032		5	5
Structured Asset Securities Corp.
2.625% due 10/28/2035		232	220
Wachovia Bank Commercial Mortgage Trust
0.247% due 06/15/2020		1,002	993
0.307% due 06/15/2020		6,300	6,171
5.421% due 04/15/2047		640	641
5.749% due 07/15/2045		1,206	1,324
WaMu Mortgage Pass-Through Certificates
0.435% due 12/25/2045		170	158
0.505% due 01/25/2045		1,245	1,176
0.869% due 01/25/2047		415	390
1.340% due 05/25/2041		23	23
1.343% due 11/25/2042		74	70
1.543% due 06/25/2042		42	38
1.543% due 08/25/2042		174	162
2.207% due 02/27/2034		26	26
Wells Fargo Mortgage-Backed Securities Trust
2.615% due 12/25/2034		491	498
2.615% due 01/25/2035		636	631
2.617% due 09/25/2034		9,577	9,699
2.628% due 03/25/2036		559	559
2.658% due 03/25/2035		475	489

Total Mortgage-Backed Securities (Cost $167,729)			169,344

ASSET-BACKED SECURITIES 6.9%
ACE Securities Corp. Home Equity Loan Trust
0.225% due 10/25/2036		122	42
AIMCO CLO
0.492% due 10/20/2019		3,241	3,218
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.665% due 09/25/2035		7,100	6,148
Amortizing Residential Collateral Trust
0.745% due 07/25/2032		13	12
Apidos CDO Ltd.
0.498% due 07/27/2017		296	295
Asset-Backed Funding Certificates Trust
0.840% due 06/25/2035		10,799	9,625
Asset-Backed Securities Corp. Home Equity Loan Trust
0.440% due 09/25/2034		189	188
1.817% due 03/15/2032		147	140
Avenue CLO Ltd.
0.496% due 10/30/2017		725	725
0.502% due 07/20/2018		1,233	1,231
Avoca CLO PLC
0.541% due 01/16/2023	EUR	1,510	2,040
Bacchus Ltd.
0.482% due 01/20/2019		$4,565	4,492
Bear Stearns Asset-Backed Securities Trust
1.165% due 10/25/2037		2,646	2,500
Cadogan Square CLO BV
0.562% due 01/17/2023	EUR	3,263	4,393
Citibank Omni Master Trust
2.917% due 08/15/2018		$1,500	1,523
Citigroup Mortgage Loan Trust, Inc.
0.645% due 09/25/2035		6,200	5,136
Cougar CLO PLC
0.580% due 07/15/2020	EUR	6,520	8,929
Countrywide Asset-Backed Certificates
0.345% due 09/25/2036		$5,568	5,392

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.425% due 05/25/2036		$689	$688
0.645% due 12/25/2031		35	26
0.865% due 12/25/2033		2,102	1,947
0.965% due 03/25/2033		1,683	1,550
Credit Suisse First Boston Mortgage Securities Corp.
0.785% due 01/25/2032		9	8
Dryden Leveraged Loan CDO
0.488% due 05/22/2017		539	537
Dryden Leveraged Loan CDO LLC
1.794% due 10/17/2020		4,900	4,917
Educational Services of America, Inc.
1.315% due 09/25/2040		2,993	3,046
Equity One Mortgage Pass-Through Trust
0.725% due 11/25/2032		7	7
Eurocredit CDO BV
0.824% due 10/20/2016	EUR	374	513
First Franklin Mortgage Loan Trust
0.645% due 05/25/2035		$300	273
Four Corners CLO Ltd.
0.516% due 01/26/2020		2,281	2,266
Franklin CLO Ltd.
0.503% due 06/15/2018		3,969	3,921
GE-WMC Mortgage Securities Trust
0.205% due 08/25/2036		17	7
Goldentree Loan Opportunities Ltd.
0.941% due 10/18/2021		1,500	1,494
Gracechurch Card Funding PLC
1.069% due 01/15/2016	EUR	600	825
Gulf Stream Compass CLO Ltd.
0.498% due 01/24/2020		$2,466	2,466
HSBC Home Equity Loan Trust
0.457% due 01/20/2034		1,021	1,016
Hyde Park CDO BV
0.624% due 06/14/2022	EUR	2,426	3,282
Jubilee CDO BV
0.582% due 08/21/2021		1,100	1,485
Landmark CDO Ltd.
0.519% due 07/15/2018		$2,011	2,003
Leopard CLO BV
0.590% due 04/21/2020	EUR	335	457
Long Beach Mortgage Loan Trust
0.725% due 10/25/2034		$34	32
Massachusetts Educational Financing Authority
1.188% due 04/25/2038		850	856
Mercator CLO PLC
0.452% due 02/18/2024	EUR	1,443	1,949
Merrill Lynch Mortgage Investors Trust
0.365% due 08/25/2036		$932	908
0.455% due 08/25/2036		700	627
Morgan Stanley Investment Management Croton Ltd.
0.504% due 01/15/2018		430	428
MT Wilson CLO Ltd.
0.476% due 07/11/2020		3,862	3,825
NOB Hill CLO Ltd.
0.491% due 08/15/2018		2,710	2,692
Oak Hill Credit Partners Ltd.
0.488% due 05/17/2021		4,578	4,555
OCI Euro Fund BV
0.550% due 08/15/2024	EUR	2,700	3,607
Octagon Investment Partners Ltd.
0.479% due 04/23/2020		$4,632	4,575
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.445% due 12/25/2035		966	848
Pacifica CDO Corp.
0.498% due 01/26/2020		1,316	1,308

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	13

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Panhandle-Plains Higher Education Authority, Inc.
1.377% due 10/01/2035		$1,782	$1,810
RAAC Series
0.645% due 03/25/2037		900	829
Renaissance Home Equity Loan Trust
0.665% due 12/25/2033		4,400	4,297
Residential Asset Securities Corp. Trust
0.485% due 01/25/2036		6,300	5,953
SLC Student Loan Trust
0.321% due 11/15/2021		454	454
4.750% due 06/15/2033		1,884	1,709
SLM Student Loan Trust
0.318% due 10/25/2021		138	138
0.423% due 03/15/2024		2,000	1,931
0.917% due 10/16/2023		2,555	2,558
1.217% due 06/15/2023		3,121	3,134
1.267% due 12/15/2021		1,038	1,043
1.738% due 04/25/2023		690	711
1.817% due 12/15/2017		88	88
South Carolina Student Loan Corp.
0.989% due 03/02/2020		2,000	1,999
Specialty Underwriting & Residential Finance Trust
0.555% due 12/25/2036		4,800	3,746
Stanfield Bristol CLO Ltd.
0.501% due 10/15/2019		1,148	1,147
Structured Asset Investment Loan Trust
0.525% due 10/25/2035		541	523
0.870% due 03/25/2034		681	643
1.140% due 10/25/2033		1,588	1,524
Titrisocram
1.145% due 05/25/2020	EUR	13	18
Wells Fargo Home Equity Asset-Backed Securities Trust
0.425% due 05/25/2036		$1,100	957
Wood Street CLO BV
0.544% due 11/22/2021	EUR	1,085	1,471

Total Asset-Backed Securities (Cost $147,266)			151,656

SOVEREIGN ISSUES 8.0%
Autonomous Community of Catalonia
4.750% due 06/04/2018		2,700	3,826
Autonomous Community of Valencia
4.375% due 07/16/2015		2,000	2,819
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2017	BRL	13,000	3,882
Hydro-Quebec
2.000% due 06/30/2016		$12,800	13,150
Italy Buoni Poliennali Del Tesoro
2.750% due 12/01/2015	EUR	1,900	2,689
3.000% due 04/15/2015		1,700	2,398
3.000% due 11/01/2015		400	568
3.750% due 08/01/2015		10,800	15,444
3.750% due 04/15/2016		400	580
4.500% due 07/15/2015		19,000	27,457
Mexico Government International Bond
4.000% due 11/15/2040 (c)	MXN	3,036	238
5.000% due 06/16/2016 (c)		6,578	557

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Province of Ontario
0.950% due 05/26/2015		$13,900	$14,012
1.000% due 07/22/2016		2,800	2,811
1.100% due 10/25/2017		13,600	13,453
4.300% due 03/08/2017	CAD	1,300	1,323
Republic of Korea
4.875% due 09/22/2014		$600	619
5.750% due 04/16/2014		500	507
Spain Government International Bond
2.750% due 03/31/2015	EUR	2,100	2,946
3.150% due 01/31/2016		5,800	8,237
3.300% due 10/31/2014		100	140
3.750% due 10/31/2015		9,900	14,200
4.000% due 07/30/2015		29,600	42,275

Total Sovereign Issues (Cost $171,680)			174,131

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (a)		4,000	0

Total Convertible Preferred Securities (Cost $0)			0

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
DG Funding Trust
0.554% due 01/30/2014 (d)		420	2,974

Total Preferred Securities (Cost $4,462)			2,974

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 4.9%

CERTIFICATES OF DEPOSIT 0.9%
Itau Unibanco Holding S.A.
0.000% due 10/31/2014		$20,000	19,779

COMMERCIAL PAPER 1.3%
British Telecommunications PLC
0.750% due 04/08/2014		1,600	1,599
DCP Midstream LLC
1.100% due 01/14/2014		3,800	3,798
Ford Motor Credit Co.
0.840% due 06/02/2014		800	798
0.850% due 06/16/2014		900	898
0.850% due 06/18/2014		2,100	2,094
0.880% due 07/14/2014		2,000	1,994
0.900% due 07/01/2014		800	798
0.900% due 08/05/2014		2,000	1,993
0.900% due 09/16/2014		6,800	6,768
Santander S.A.
2.370% due 01/02/2014		3,700	3,700
Vodafone Group PLC
0.700% due 02/10/2014		5,000	4,996

			29,436

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS (e) 0.2%
			$5,289

SHORT-TERM NOTES 0.2%
Korea Development Bank
0.770% due 08/20/2014		$4,300	4,293

ITALY TREASURY BILLS 1.3%
1.041% due 08/14/2014 - 10/14/2014 (b)	EUR	20,700	28,303

MEXICO TREASURY BILLS 0.1%
3.605% due 01/09/2014 (b)	MXN	28,200	2,159

SPAIN TREASURY BILLS 0.8%
0.488% due 06/20/2014	EUR	12,500	17,137

U.S. TREASURY BILLS 0.1%
0.101% due 01/16/2014 - 11/13/2014 (b)(j)		$2,193	2,192

Total Short-Term Instruments (Cost $107,656)			108,588

Total Investments in Securities (Cost $2,157,610)			2,159,008

		SHARES
INVESTMENTS IN AFFILIATES 15.1%

SHORT-TERM INSTRUMENTS 15.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 15.1%
PIMCO Short-Term Floating NAV Portfolio		109	1
PIMCO Short-Term Floating NAV Portfolio III		32,929,569	328,934

Total Short-Term Instruments (Cost $329,133)			328,935

Total Investments in Affiliates (Cost $329,133)			328,935

Total Investments 113.8% (Cost $2,486,743)			$2,487,943

Financial Derivative Instruments (g)(i) (0.1%) (Cost or Premiums, net $1,446)			(1,715)

Other Assets and Liabilities, net (13.7%)			(300,156)

Net Assets 100.0%			$2,186,072

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity, date shown represents next contractual call date.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.010%	12/31/2013	01/02/2014	$2,400	U.S. Treasury Notes 0.500% due 07/31/2017	$(2,452)	$2,400	$2,400
SSB	0.000%	12/31/2013	01/02/2014	2,889	Freddie Mac 2.080% due 10/17/2022	(2,951)	2,889	2,889

Total Repurchase Agreements						$(5,403)	$5,289	$5,289

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions
TDM	0.140%	11/06/2013	01/06/2014	$(1,223)	$(1,224)

Total Sale-Buyback Transactions					$(1,224)

(2)

As of December 31, 2013, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended December 31, 2013 was $2,930 at a weighted average interest rate of (0.099%).

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	4.000%	01/01/2044	$6,000	$(6,225)	$(6,178)
Fannie Mae	4.000%	02/01/2044	15,000	(15,434)	(15,398)
Fannie Mae	6.000%	01/01/2044	9,000	(9,955)	(9,984)
Freddie Mac	4.500%	01/01/2044	38,000	(40,375)	(40,219)
Freddie Mac	5.000%	01/01/2044	1,000	(1,082)	(1,079)

Total Short Sales				$(73,071)	$(72,858)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2013:

(f)	Securities with an aggregate market value of $1,222 have been pledged as collateral under the terms of the following master agreements as of December 31, 2013.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BOS	$2,400	$0	$0	$0	$2,400	$(2,452)	$(52)
SSB	2,889	0	0	0	2,889	(2,951)	(62)

Master Securities Forward Transaction Agreement
BCY	0	0	0	0	0	(50)	(50)
BOA	0	0	0	(6,178)	(6,178)	(60)	(6,238)
FOB	0	0	0	(50,203)	(50,203)	(310)	(50,513)
GSC	0	0	0	(16,477)	(16,477)	0	(16,477)
MSC	0	0	0	0	0	(335)	(335)
SAL	0	0	0	0	0	(71)	(71)
TDM	0	0	(1,224)	0	(1,224)	1,222	(2)

Total Borrowings and Other Financing Transactions	$5,289	$0	$(1,224)	$(72,858)

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	15

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CME 3-Year Mid-Curve on Eurodollar March Futures	$97.375	03/14/2014	1,940	$(725)	$(970)

Total Written Options				$(725)	$(970)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	5,582	$(1,597)	$0	$(279)
90-Day Eurodollar December Futures	Long	12/2016	69	(53)	0	(5)
90-Day Eurodollar June Futures	Long	06/2015	595	(183)	0	(22)
90-Day Eurodollar June Futures	Long	06/2016	125	31	0	(6)
90-Day Eurodollar March Futures	Long	03/2016	271	(106)	0	(14)
90-Day Eurodollar September Futures	Long	09/2015	5,044	1,008	0	(252)
90-Day Eurodollar September Futures	Long	09/2016	69	(52)	0	(5)

Total Futures Contracts				$(952)	$0	$(583)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR	1.500%	03/18/2016	$	343,100	$2,272	$(179)	$0	$(90)
Pay	3-Month USD-LIBOR	3.000%	09/21/2017		10,000	49	33	0	(6)
Receive	3-Month USD-LIBOR	3.000%	12/18/2023		66,100	441	841	373	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043		12,300	2,677	1,940	141	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		69,100	5,486	2,741	881	0

						$10,925	$5,376	$1,395	$(96)

Total Swap Agreements						$10,925	$5,376	$1,395	$(96)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2013:

(h)	Securities with an aggregate market value of $9,517 and cash of $4,277 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2013. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$1,395	$1,395	$(970)	$(583)	$(96)	$(1,649)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2014	EUR	51,014	$	70,389	$209	$0

BPS	01/2014		6,800		8,584	0	(770)
	02/2014	JPY	472,600		4,588	100	0
	03/2014	EUR	8,807		11,607	0	(508)
	05/2014		6,700		8,472	0	(746)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BRC	03/2014		GBP	3,175	$		5,195	$0	$(60)

CBK	01/2014		MXN	1,288			97	0	(1)
	01/2014	$		70,231		EUR	51,014	0	(51)
	02/2014		EUR	68,861	$		94,722	52	(60)
	03/2014		CAD	1,528			1,440	4	0
	03/2014		EUR	1,098			1,510	0	0
	04/2014			300			380	0	(32)

DUB	02/2014		JPY	1,151,800			11,109	169	0
	02/2014	$		1,364		EUR	992	1	0

FBF	01/2014		JPY	146,866	$		1,400	5	0
	06/2014		EUR	500			634	0	(54)

GLM	03/2014			6,169			8,241	0	(246)

HUS	02/2014		JPY	661,429			6,661	379	0

JPM	02/2014		EUR	344			474	0	0

MSC	01/2014		BRL	9,013			3,822	1	0
	01/2014		MXN	26,634			2,039	0	0
	01/2014	$		3,858		BRL	9,013	0	(38)
	02/2014		BRL	9,013	$		3,828	39	0

RYL	02/2014		EUR	16,700			22,156	0	(818)
	03/2014			15,132			20,233	0	(584)

UAG	04/2014			19,000			25,694	0	(444)

Total Forward Foreign Currency Contracts								$959	$(4,412)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	11,000	$(21)	$(16)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		11,000	(24)	(3)
	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.550%	01/15/2014		131,000	(160)	(120)
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.750%	01/15/2014		131,000	(205)	(1)

BRC	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		2,700	(5)	(4)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		2,700	(6)	(1)

GLM	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		2,700	(6)	(4)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		2,700	(6)	(1)
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	03/31/2014	$	19,800	(26)	(36)
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.600%	02/06/2014		66,200	(20)	(1)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000%	02/06/2014		66,200	(56)	(99)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400%	01/27/2014		64,900	(152)	(1)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	01/27/2014		64,900	(357)	(92)

								$(1,044)	$(379)

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC CDX.IG-21 5-Year Index	Buy	0.600%	03/19/2014	$	5,400	$(3)	$(5)
	Put - OTC CDX.IG-21 5-Year Index	Sell	0.900%	03/19/2014		5,400	(7)	(2)

JPM	Call - OTC CDX.IG-21 5-Year Index	Buy	0.650%	01/15/2014		27,000	(15)	(39)
	Put - OTC CDX.IG-21 5-Year Index	Sell	0.900%	01/15/2014		27,000	(86)	(1)

							$(111)	$(47)

Total Written Options							$(1,155)	$(426)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2013:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premiums
Balance at 12/31/2012	0	$719,500	EUR	44,200	$(2,465)
Sales	1,940	1,249,300		362,800	(4,680)
Closing Buys	0	(33,600)		0	182
Expirations	0	(1,322,900)		(112,200)	4,326
Exercised	0	(265,500)		0	757

Balance at 12/31/2013	1,940	$346,800	EUR	294,800	$(1,880)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	17

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. TREASURY OBLIGATION ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2013 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Berkshire Hathaway, Inc.	1.000%	03/20/2016	0.290%	$	1,100	$(14)	$32	$18	$0
	Brazil Government International Bond	1.000%	09/20/2015	0.895%		800	(4)	6	2	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.282%		700	7	2	9	0
	Mexico Government International Bond	1.000%	09/20/2015	0.318%		800	7	3	10	0
	Mexico Government International Bond	1.000%	12/20/2018	0.879%		1,000	(1)	7	6	0

BPS	SLM Corp.	5.000%	12/20/2018	2.419%		1,000	100	19	119	0
	U.S. Treasury Notes	0.250%	09/20/2016	0.291%	EUR	6,500	(124)	115	0	(9)

BRC	Berkshire Hathaway, Inc.	1.000%	12/20/2023	1.224%	$	1,000	(29)	11	0	(18)
	Brazil Government International Bond	1.000%	09/20/2015	0.895%		5,100	(39)	51	12	0
	China Government International Bond	1.000%	09/20/2015	0.245%		2,400	30	3	33	0
	China Government International Bond	1.000%	09/20/2016	0.363%		1,300	18	5	23	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.282%		10,000	112	16	128	0
	Mexico Government International Bond	1.000%	09/20/2015	0.318%		5,500	(36)	103	67	0
	Mexico Government International Bond	1.000%	03/20/2018	0.719%		4,300	(7)	59	52	0

CBK	Brazil Government International Bond	1.000%	09/20/2015	0.895%		1,600	(19)	23	4	0
	Brazil Government International Bond	1.000%	06/20/2016	1.166%		27,000	(52)	(48)	0	(100)
	MetLife, Inc.	1.000%	12/20/2014	0.135%		8,200	(217)	289	72	0
	Mexico Government International Bond	1.000%	09/20/2016	0.456%		1,000	5	10	15	0
	Mexico Government International Bond	1.000%	12/20/2018	0.879%		1,700	(2)	12	10	0

DUB	China Government International Bond	1.000%	12/20/2018	0.753%		1,400	18	(1)	17	0
	Export-Import Bank of China	1.000%	12/20/2016	0.486%		2,300	(186)	222	36	0
	Export-Import Bank of Korea	1.000%	12/20/2016	0.347%		1,000	(64)	84	20	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.282%		3,500	37	8	45	0
	General Electric Capital Corp.	1.000%	03/20/2016	0.314%		100	(6)	8	2	0
	HSBC Bank PLC	1.000%	12/20/2018	0.610%	EUR	3,400	38	52	90	0
	JPMorgan Chase & Co.	1.000%	09/20/2015	0.333%	$	10,000	110	9	119	0
	Mexico Government International Bond	1.000%	03/20/2016	0.359%		3,200	(18)	65	47	0
	Mexico Government International Bond	1.000%	06/20/2016	0.413%		7,900	19	98	117	0
	Mexico Government International Bond	1.000%	09/20/2016	0.456%		700	3	7	10	0

FBF	MetLife, Inc.	1.000%	12/20/2014	0.135%		1,300	(20)	31	11	0

GST	Mexico Government International Bond	1.000%	09/20/2016	0.456%		1,900	9	19	28	0

HUS	Brazil Government International Bond	1.000%	09/20/2015	0.895%		1,000	(10)	12	2	0
	Brazil Government International Bond	1.000%	03/20/2016	1.051%		1,200	(6)	5	0	(1)
	Mexico Government International Bond	1.000%	09/20/2015	0.318%		1,700	13	7	20	0
	Mexico Government International Bond	1.000%	09/20/2016	0.456%		700	4	7	11	0

JPM	Brazil Government International Bond	1.000%	09/20/2015	0.895%		400	(4)	5	1	0
	China Government International Bond	1.000%	12/20/2018	0.753%		5,800	57	14	71	0
	General Electric Capital Corp.	1.000%	03/20/2014	0.174%		1,000	(29)	31	2	0
	HSBC Bank PLC	1.000%	12/20/2018	0.610%	EUR	2,000	28	25	53	0
	Mexico Government International Bond	1.000%	09/20/2016	0.456%	$	800	5	7	12	0
	PSEG Power LLC	1.000%	12/20/2018	0.903%		1,700	11	(2)	9	0

MYC	Brazil Government International Bond	1.000%	09/20/2015	0.895%		400	(2)	3	1	0
	General Electric Capital Corp.	1.000%	06/20/2016	0.352%		200	(1)	4	3	0
	Mexico Government International Bond	1.000%	12/20/2018	0.879%		1,500	(3)	12	9	0

UAG	Brazil Government International Bond	1.000%	09/20/2015	0.895%		500	(5)	6	1	0

							$(267)	$1,456	$1,317	$(128)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
							Asset	Liability
BOA	CDX.HY-21 3-Year Index	5.000%	12/20/2016	$6,800	$552	$30	$582	$0

BRC	CDX.EM-12 5-Year Index	5.000%	12/20/2014	1,900	190	(146)	44	0
	CDX.EM-13 5-Year Index	5.000%	06/20/2015	8,900	1,032	(755)	277	0

GST	CDX.EM-13 5-Year Index	5.000%	06/20/2015	400	50	(38)	12	0
	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017	193	0	3	3	0

HUS	CDX.EM-13 5-Year Index	5.000%	06/20/2015	6,100	678	(489)	189	0

JPM	CDX.EM-13 5-Year Index	5.000%	06/20/2015	500	57	(41)	16	0
	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017	386	(1)	7	6	0

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
							Asset	Liability
MYC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	$8,300	$966	$(708)	$258	$0

UAG	CDX.EM-12 5-Year Index	5.000%	12/20/2014	1,000	100	(76)	24	0

					$3,624	$(2,213)	$1,411	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	10.630%	01/02/2017	BRL	3,000	$0	$(34)	$0	$(34)
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MXN	99,000	(29)	170	141	0

BPS	Pay	1-Year BRL-CDI	9.120%	01/02/2017	BRL	9,100	23	(258)	0	(235)

BRC	Pay	28-Day MXN-TIIE	4.120%	10/26/2015	MXN	220,000	(2)	(20)	0	(22)
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		2,500	0	1	1	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		54,000	(16)	93	77	0
	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		3,200	(2)	1	0	(1)
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		2,500	(1)	2	1	0

DUB	Pay	1-Year BRL-CDI	9.130%	01/02/2017	BRL	2,000	7	(58)	0	(51)
	Pay	1-Year BRL-CDI	10.630%	01/02/2017		1,000	0	(11)	0	(11)

GLM	Pay	1-Year BRL-CDI	10.630%	01/02/2017		1,100	1	(13)	0	(12)
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MXN	30,000	(6)	48	42	0
	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		5,700	(3)	2	0	(1)
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		7,900	(2)	6	4	0

HUS	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		7,500	(5)	5	0	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		80,300	(7)	121	114	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		2,700	0	2	2	0

JPM	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		2,500	(1)	1	0	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		1,300	0	1	1	0

MYC	Pay	1-Year BRL-CDI	9.140%	01/02/2017	BRL	4,500	12	(127)	0	(115)
	Pay	1-Year BRL-CDI	10.630%	01/02/2017		100	0	(1)	0	(1)
	Pay	28-Day MXN-TIIE	4.120%	10/26/2015	MXN	220,000	(1)	(20)	0	(21)
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		30,000	2	39	41	0
	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		3,900	(2)	1	0	(1)
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		7,100	(1)	5	4	0

UAG	Pay	1-Year BRL-CDI	8.900%	01/02/2017	BRL	3,800	2	(107)	0	(105)

							$(31)	$(151)	$428	$(610)

Total Swap Agreements							$3,326	$(908)	$3,156	$(738)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	19

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2013:

(j)	Securities with an aggregate market value of $4,671 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$209	$0	$768	$977	$0	$(140)	$(34)	$(174)	$803	$(730)	$73
BPS	100	0	119	219	(2,024)	(7)	(244)	(2,275)	(2,056)	2,192	136
BRC	0	0	715	715	(60)	(5)	(41)	(106)	609	(680)	(71)
CBK	56	0	101	157	(144)	0	(100)	(244)	(87)	0	(87)
DUB	170	0	503	673	0	0	(62)	(62)	611	(560)	51
FBF	5	0	11	16	(54)	0	0	(54)	(38)	0	(38)
GLM	0	0	46	46	(246)	(234)	(13)	(493)	(447)	340	(107)
GST	0	0	43	43	0	0	0	0	43	(180)	(137)
HUS	379	0	338	717	0	0	(1)	(1)	716	(720)	(4)
JPM	0	0	171	171	0	(40)	0	(40)	131	(270)	(139)
MSC	40	0	0	40	(38)	0	0	(38)	2	(700)	(698)
MYC	0	0	316	316	0	0	(138)	(138)	178	(530)	(352)
RYL	0	0	0	0	(1,402)	0	0	(1,402)	(1,402)	1,457	55
UAG	0	0	25	25	(444)	0	(105)	(549)	(524)	682	158

Total Over the Counter	$959	$0	$3,156	$4,115	$(4,412)	$(426)	$(738)	$(5,576)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$1,395	$1,395

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$959	$0	$959
Swap Agreements	0	2,728	0	0	428	3,156

	$0	$2,728	$0	$959	$428	$4,115

	$0	$2,728	$0	$959	$1,823	$5,510

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$970	$970
Futures	0	0	0	0	583	583
Swap Agreements	0	0	0	0	96	96

	$0	$0	$0	$0	$1,649	$1,649

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,412	$0	$4,412
Written Options	0	47	0	0	379	426
Swap Agreements	0	128	0	0	610	738

	$0	$175	$0	$4,412	$989	$5,576

	$0	$175	$0	$4,412	$2,638	$7,225

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4,057	$4,057
Swap Agreements	0	(782)	0	0	(4,780)	(5,562)

	$0	$(782)	$0	$0	$(723)	$(1,505)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(7,447)	$0	$(7,447)
Written Options	0	140	0	123	3,925	4,188
Swap Agreements	0	5,614	0	0	619	6,233

	$0	$5,754	$0	$(7,324)	$4,544	$2,974

	$0	$4,972	$0	$(7,324)	$3,821	$1,469

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(245)	$(245)
Futures	0	0	0	0	(1,024)	(1,024)
Swap Agreements	0	171	0	0	4,680	4,851

	$0	$171	$0	$0	$3,411	$3,582

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,586	$0	$2,586
Written Options	0	63	0	0	(822)	(759)
Swap Agreements	0	(4,116)	0	0	(423)	(4,539)

	$0	$(4,053)	$0	$2,586	$(1,245)	$(2,712)

	$0	$(3,882)	$0	$2,586	$2,166	$870

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Bank Loan Obligations	$0	$25,302	$0	$25,302
Corporate Bonds & Notes
Banking & Finance	0	331,118	3,427	334,545
Industrials	0	91,682	0	91,682
Utilities	0	55,552	0	55,552
Municipal Bonds & Notes
Texas	0	446	0	446
U.S. Government Agencies	0	581,976	2	581,978
U.S. Treasury Obligations	0	462,810	0	462,810
Mortgage-Backed Securities	0	169,344	0	169,344
Asset-Backed Securities	0	148,610	3,046	151,656
Sovereign Issues	0	174,131	0	174,131
Preferred Securities
Banking & Finance	0	0	2,974	2,974
Short-Term Instruments
Certificates of Deposit	0	19,779	0	19,779
Commercial Paper	0	29,436	0	29,436
Repurchase Agreements	0	5,289	0	5,289
Short-Term Notes	0	4,293	0	4,293
Italy Treasury Bills	0	28,303	0	28,303
Mexico Treasury Bills	0	2,159	0	2,159
Spain Treasury Bills	0	17,137	0	17,137
U.S. Treasury Bills	0	2,192	0	2,192
	$0	$2,149,559	$9,449	$2,159,008

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$328,935	$0	$0	$328,935

Total Investments	$328,935	$2,149,559	$9,449	$2,487,943

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(72,858)	$0	$(72,858)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,395	0	1,395
Over the counter	0	4,115	0	4,115
	$0	$5,510	$0	$5,510

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,553)	(96)	0	(1,649)
Over the counter	0	(5,576)	0	(5,576)
	$(1,553)	$(5,672)	$0	$(7,225)

Totals	$327,382	$2,076,539	$9,449	$2,413,370

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	21

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

December 31, 2013

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2013:

Category and Subcategory	Beginning Balance at 12/31/2012	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2013 (2)
Investments in Securities, at Value
Corporate Bonds & Notes Banking & Finance	$2,021	$3,463	$(1,981)	$4	$(19)	$(61)	$0	$0	$3,427	$(40)
U.S. Government Agencies	2	0	0	0	0	0	0	0	2	0
Asset-Backed Securities	3,732	0	(665)	0	0	(21)	0	0	3,046	(7)
Preferred Securities Banking & Finance	3,084	0	0	0	0	(110)	0	0	2,974	(110)

Totals	$8,839	$3,463	$(2,646)	$4	$(19)	$(192)	$0	$0	$9,449	$(157)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes Banking & Finance	$3,427	Third Party Vendor	Broker Quote	97.90
U.S. Government Agencies	2	Benchmark Pricing	Base Price	97.77
Asset-Backed Securities	3,046	Third Party Vendor	Broker Quote	101.75
Preferred Securities Banking & Finance	2,974	Benchmark Pricing	Base Price	$7,081.90

Total	$9,449

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Portfolio.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2013

1. ORGANIZATION

The PIMCO Low Duration Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid and are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period and are included in net change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

ANNUAL REPORT	DECEMBER 31, 2013	23

Notes to Financial Statements (Cont.)

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New

York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■	Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal

ANNUAL REPORT	DECEMBER 31, 2013	25

Notes to Financial Statements (Cont.)

pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding.

Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2013, the Portfolio had no unfunded loan commitments.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and

ANNUAL REPORT	DECEMBER 31, 2013	27

Notes to Financial Statements (Cont.)

entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2013 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
$1	$0	$0	$0	$0	$1	$0	$0

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
$109,664	$1,370,452	$(1,151,100)	$110	$(192)	$328,934	$1,452	$0

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value

ANNUAL REPORT	DECEMBER 31, 2013	29

Notes to Financial Statements (Cont.)

amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable

ANNUAL REPORT	DECEMBER 31, 2013	31

Notes to Financial Statements (Cont.)

obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate, sovereign or U.S. Treasury obligation issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2013 for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

“cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements. As mentioned earlier in this report, the U.S. is currently experiencing historically low interest rates. This combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, the fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair the performance of the Portfolio.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which

ANNUAL REPORT	DECEMBER 31, 2013	33

Notes to Financial Statements (Cont.)

potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used.

Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

ANNUAL REPORT	DECEMBER 31, 2013	35

Notes to Financial Statements (Cont.)

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2013, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$45,913	$31,875

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the

Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2013, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$5,306,750	$5,401,514	$650,906	$533,071

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2013		Year Ended 12/31/2012
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	861	$9,229	1,461	$15,525
Administrative Class	31,755	338,673	42,603	453,976
Advisor Class	19,839	211,059	22,060	233,999
Issued as reinvestment of distributions
Institutional Class	87	930	114	1,203
Administrative Class	2,052	21,881	2,487	26,451
Advisor Class	730	7,780	795	8,460
Cost of shares redeemed
Institutional Class	(452)	(4,849)	(2,620)	(27,778)
Administrative Class	(33,165)	(353,085)	(31,226)	(331,009)
Advisor Class	(11,826)	(125,522)	(10,877)	(115,656)
Net increase resulting from Portfolio share transactions	9,881	$106,096	24,797	$265,171

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

As of December 31, 2013, three shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 52% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2013, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2010-2012, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2013, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$19,853	$—	$6,871	$(5,290)	$(19,529)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), and sale/buyback transactions.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through December 31, 2013 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2013 through December 31, 2013, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2013, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$—	$—	$8,599	$—

Under the recently enacted Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2013, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$10,930	$—

ANNUAL REPORT	DECEMBER 31, 2013	37

Notes to Financial Statements (Cont.)

December 31, 2013

As of December 31, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$2,487,791	$20,993	$(20,841)	$152

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, treasury inflation=protected securities (TIPS), and sale/buyback transactions.

For the fiscal years ended December 31, 2013 and December 31, 2012, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2013	$30,591	$—	$—
12/31/2012	$36,127	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

38	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO Low Duration Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO Low Duration Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2014

ANNUAL REPORT	DECEMBER 31, 2013	39

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FOB	Credit Suisse Securities (USA) LLC	MSC	Morgan Stanley & Co., Inc.
BOS	Banc of America Securities LLC	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GSC	Goldman Sachs & Co.	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	GST	Goldman Sachs International	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	TDM	TD Securities (USA) LLC
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
FBF	Credit Suisse International

Currency Abbreviations:
BRL	Brazilian Real	GBP	British Pound	MXN	Mexican Peso
CAD	Canadian Dollar	JPY	Japanese Yen	USD (or $)	United States Dollar
EUR	Euro

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CDX.HY	Credit Derivatives Index - High Yield	CDX.IG	Credit Derivatives Index - Investment Grade

Other Abbreviations:
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	LIBOR	London Interbank Offered Rate
CDI	Brazil Interbank Deposit Rate	EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDO	Collateralized Debt Obligation	FDIC	Federal Deposit Insurance Corp.

40	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013:

4.33%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

1.70%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2013	41

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	172	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

42	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian* (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Vice President	11/2013 to Present Treasurer 08/1997 to 11/2013	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

* Effective February 3, 2014, Dr. El-Erian no longer serves as a Senior Vice President of the Trust.

ANNUAL REPORT	DECEMBER 31, 2013	43

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

44	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 12-13, 2013, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2014. The Board also considered and approved for an additional one-year term through August 31, 2014, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2014.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreement are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust and the independent Trustees.

The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 12-13, 2013 meeting. The independent Trustees also met with counsel to the Trust and the independent Trustees on August 2, 2013 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

ANNUAL REPORT	DECEMBER 31, 2013	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2012, including, but not limited to, undertaking significant technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2013. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2013 and other performance data, as available, for the periods ended June 30, 2013 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2013 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 12-13, 2013 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2013.

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Board noted that, for periods ending May 31, 2013, the Administrative Class of 71%, 92% and 100% of the Portfolios outperformed their Lipper category median in the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 86% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2013 (based on the performance of the Administrative Class). The Board also noted that ten of 13 Portfolios, representing 93% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2013, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $23 billion as of May 31, 2013.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expense ratios in their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the size of the assets under management with PIMCO, the manner in which similar portfolios may be managed, different requirements with

ANNUAL REPORT	DECEMBER 31, 2013	47

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively; had been reduced for some Portfolios over time; had been held steady for most Portfolios as assets grew, or declined in the case of some Portfolios; and continued to be competitive compared with peers. The Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. The Trustees noted that the benefits of the unified fee were apparent during the recent financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC supported the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and in return for the fees paid to RALLC by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2013	49

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT49AR_123113

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2013

PIMCO Long-Term U.S. Government Portfolio

Share Class

■	Administrative

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Statement of Cash Flows	11
Schedule of Investments	12
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	30
Glossary	31
Federal Income Tax Information	32
Management of the Trust	33
Privacy Policy	35
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	36

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2013. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

The past twelve months were marked by ongoing periods of heightened bond market volatility brought on by uncertainty around central bank monetary and fiscal policy, geopolitical concerns, and a slower than hoped for rebound in the global economy. Following a particularly bumpy third quarter, however, all financial markets completed the year along a relatively smoother path. Federal Reserve (“Fed”) Chairman Ben Bernanke laid the groundwork in September, when he clarified the Fed’s commitment to maintain its quantitative easing (“QE”) bond purchase program of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero-bound range. The nomination of Janet Yellen to the Chairmanship further helped to reassure investors that the Fed would be committed to the continuation of their accommodative policies.

As investors were made particularly aware, beginning in mid-May conditions in financial markets deteriorated rapidly as markets reacted to signals by the Fed that it might begin to slow the pace of its asset purchases. This shift in tone fueled a broad-based sell-off within fixed income assets throughout the summer, undermining market liquidity and sending yields higher across the risk spectrum.

By mid-September, however, the Fed announced its intent to delay any tapering until more convincing indicators of economic growth become apparent and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore higher) and a rally across most equity markets. The Fed also maintained the Federal Funds Rate within a narrow range of zero to 25 basis points. Into October, investors were once again kept on edge by the uncertain fiscal policy and political landscape—namely the partial shutdown of the U.S. government that began during the first week of October, the ongoing debt ceiling negotiations between the White House and Congress, and confirmation proceedings for the next Fed Chairman. Investors were relieved by the last-minute deal announced on October 17 that reached an agreement to reopen the U.S. government and raise the debt ceiling.

In November, relative calm prevailed across most fixed income markets, and equity markets continued to rally. The European Central Bank (“ECB”) reduced their main policy rate (or the interest rate at which it lends money to banks) by 25 basis points to 0.25%, likely due to their concern over lower than expected inflation and a weak global growth outlook. The Bank of England (“BOE”) unanimously voted to leave its main policy rate unchanged amid a pickup in economic growth and expectations that this would lead to an eventual decline in the U.K. unemployment rate.

Towards the latter part of December, the Fed announced that beginning in January 2014 it intends to gradually exit its bond-buying program, by reducing it from $85 billion to $75 billion spread equally across mortgage and U.S. Treasury purchases. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee (“FOMC”) provided even greater assurances that the policy rate would remain near a zero-bound range until signs of sustainable growth are more broadly evident in the U.S. economy. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

U.S. Treasuries underperformed most other developed sovereign bond markets on a hedged basis as investors reacted to the various Fed announcements regarding the tapering of their QE bond purchase program. In particular, U.S. Treasury yields rose to their highest level in late December as investors reacted to the Fed’s announcement that it would begin the reduction of its asset purchases starting in January 2014. This decision was made on the back of improving economic data, which included a lower unemployment rate, respectable monthly job reports, and improving housing fundamentals. The benchmark ten-year U.S. Treasury note yielded 3.03% at the end of the reporting period, as compared to 1.76% on December 31, 2012. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 2.02% for the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 8.61% over the period, underperforming nominal U.S. Treasuries. U.S. TIPS sold off, particularly during the second quarter of the reporting period, as the market began to price in the inevitable Fed tapering decision, which was officially announced in December. The decision by the Fed to initiate the tapering of asset purchases was validated via stronger jobs and GDP data, with continual weaker inflation data adding further pressure to U.S. TIPS valuations towards the latter part of the period. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 9.52% over the period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries even with the Fed’s announcement that it would begin to reduce its asset purchases in January 2014. The announcement, however, did lead to differentiated performance among coupons, with lower coupons underperforming, as these bonds have been the largest beneficiaries of Fed purchases. Prices for non-Agency mortgages rose on limited outstanding supply, improving risk appetite and ongoing signs of recovery in the housing sector. Commercial MBS also outperformed amid strong investor demand and a continued rebound in property valuations.

■

The U.S. investment grade credit market, as measured by the Barclays U.S. Credit Index, declined 2.01% for the period, but outperformed like-duration U.S. Treasuries as spreads tightened, ending the year at the lowest level since the global financial crisis began. This positive performance was supported by improving global growth fundamentals and continued easy monetary policy. The high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 7.42% for the period. The sector was one of the best-performing fixed income sectors, benefiting from relatively sound fundamentals and investor demand for higher yielding assets with lower interest rate sensitivity.

■

Emerging markets (“EM”) external debt underperformed U.S. Treasuries during the year and was impacted by the second quarter sell-off. Country-specific stories and the risk-on market sentiment following the Fed tapering announcement supported lower spreads in the fourth quarter, particularly in December. EM local assets particularly underperformed U.S. Treasuries during the period, as weaker EM currencies and increases in local yields weighed on overall returns.

■

Developed market equities posted strong performance in 2013, despite a period marked by considerable volatility and uncertainty around central bank policy. U.S. equities, as measured by the S&P 500 Index, returned 32.39%. Global equities, as represented by the MSCI All Country World Index Net USD and MSCI World Index, returned 22.80% and 26.68%, respectively. Emerging market equities (“EM”), as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.60%. EM equities underperformed developed market equities due to declining earnings growth and rising interest rates in the U.S. which placed pressure on local EM currencies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2014

ANNUAL REPORT	DECEMBER 31, 2013	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, market risk, issuer risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, leveraging risk, management risk, operational risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on

4	PIMCO VARIABLE INSURANCE TRUST

the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2013 to December 31, 2013.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.

Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2013	5

PIMCO Long-Term U.S. Government Portfolio

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	58.4%
Short-Term Instruments	29.7%
U.S. Government Agencies	9.4%
Mortgage-Backed Securities	1.4%
Corporate Bonds & Notes	0.5%
Other	0.6%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	1 Year	5 Years	10 Years	Class Inception (04/30/1999)
PIMCO Long-Term U.S. Government Portfolio Administrative Class	-12.95%	4.40%	6.17%	7.09%
Barclays Long-Term Treasury Index±	-12.66%	2.28%	5.94%	6.57%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.665% for Administrative Class shares.

± Barclays Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/13)	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$944.70	$1,021.90
Expenses Paid During Period†	$3.21	$3.34
Net Annualized Expense Ratio	0.655%	0.655%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Long-Term U.S. Government Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

»

The Portfolio generally had a below benchmark duration (or sensitivity to changes in market interest rates) position at the beginning and end of 2013 and an above benchmark duration in the middle of the year. However, the Portfolio’s generally consistent below benchmark duration at the very long end of the yield curve added to performance as long U.S. Treasury yields rose. The Portfolio’s generally consistent above benchmark duration at the intermediate portion of the yield curve detracted from performance as intermediate U.S. Treasury yields rose.

»

The Portfolio’s emphasis on the short-term portion of the yield curve positively impacted relative performance as the two- to thirty-year U.S. Treasury yield spread steepened during the reporting period.

»	An out-of-benchmark allocation to long-term Agency debentures added to performance as they outperformed like-duration U.S. Treasuries during the reporting period.

»	An out-of-benchmark allocation to Agency mortgages added to performance as they outperformed like-duration U.S. Treasuries during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Long-Term U.S. Government Portfolio

Selected Per Share Data for the Year Ended:	12/31/2013	12/31/2012	12/31/2011	12/31/2010	12/31/2009

Administrative Class
Net asset value beginning of year	$12.35	$13.38	$10.99	$10.44	$12.23
Net investment income (a)	0.33	0.35	0.32	0.37	0.42
Net realized/unrealized gain (loss)	(1.90)	0.24	2.68	0.84	(0.94)
Total income (loss) from investment operations	(1.57)	0.59	3.00	1.21	(0.52)
Dividends from net investment income	(0.27)	(0.29)	(0.33)	(0.42)	(0.43)
Distributions from net realized capital gains	(0.57)	(1.33)	(0.28)	(0.24)	(0.84)
Total distributions	(0.84)	(1.62)	(0.61)	(0.66)	(1.27)
Net asset value end of year	$9.94	$12.35	$13.38	$10.99	$10.44
Total return	(12.95)%	4.43%	27.83%	11.60%	(4.39)%
Net assets end of year (000s)	$136,507	$155,100	$164,086	$133,568	$167,615
Ratio of expenses to average net assets	0.655%	0.665%	0.625%	0.625%	0.635%
Ratio of expenses to average net assets excluding interest expense	0.625%	0.625%	0.625%	0.625%	0.625%
Ratio of net investment income to average net assets	2.93%	2.61%	2.71%	3.31%	3.69%
Portfolio turnover rate	63%*	81%*	556%*	344%*	523%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	7

Statement of Assets and Liabilities PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2013

Assets:
Investments, at value
Investments in securities*	$187,147
Investments in Affiliates	64,588
Cash	1
Deposits with counterparty	33
Receivable for investments sold	20,612
Receivable for Portfolio shares sold	62
Interest and dividends receivable	1,367
Dividends receivable from Affiliates	8
Other assets	34
273,852

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$116,165
Financial Derivative Instruments
Exchange-traded or centrally cleared	17
Over the counter	186
Payable for investments in Affiliates purchased	8
Deposits from counterparty	20
Payable for Portfolio shares redeemed	77
Accrued investment advisory fees	30
Accrued supervisory and administrative fees	34
Accrued distribution fees	3
Accrued servicing fees	18
Reimbursement to PIMCO	2
116,560

Net Assets	$157,292

Net Assets Consist of:
Paid in capital	$178,985
Undistributed net investment income	1,747
Accumulated undistributed net realized (loss)	(5,081)
Net unrealized (depreciation)	(18,359)
$157,292

Net Assets:
Institutional Class	$8,338
Administrative Class	136,507
Advisor Class	12,447

Shares Issued and Outstanding:
Institutional Class	839
Administrative Class	13,734
Advisor Class	1,252

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$9.94
Administrative Class	9.94
Advisor Class	9.94

Cost of Investments in Securities	$205,392
Cost of Investments in Affiliates	$64,588
Cost or Premiums of Financial Derivative Instruments, net	$(141)

* Includes repurchase agreements of:	$10,254

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands)	Year Ended December 31, 2013

Investment Income:
Interest	$5,864
Dividends from Investments in Affiliates	51
Total Income	5,915

Expenses:
Investment advisory fees	371
Supervisory and administrative fees	412
Servicing fees - Administrative Class	212
Distribution and/or servicing fees - Advisor Class	36
Trustees’ fees	3
Interest expense	57
Total Expenses	1,091

Net Investment Income	4,824

Net Realized Gain (Loss):
Investments in securities	(1,703)
Investments in Affiliates	(15)
Exchange-traded or centrally cleared financial derivative instruments	(212)
Over the counter financial derivative instruments	222
Net Realized (Loss)	(1,708)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(26,003)
Investments in Affiliates	8
Exchange-traded or centrally cleared financial derivative instruments	(80)
Over the counter financial derivative instruments	(156)
Net Change in Unrealized (Depreciation)	(26,231)
Net (Loss)	(27,939)

Net (Decrease) in Net Assets Resulting from Operations	$(23,115)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	9

Statements of Changes in Net Assets PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands)	Year Ended December 31, 2013	Year Ended December 31, 2012

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$4,824	$4,604
Net realized gain (loss)	(1,708)	6,454
Net change in unrealized (depreciation)	(26,231)	(3,938)
Net increase (decrease) resulting from operations	(23,115)	7,120

Distributions to Shareholders:
From net investment income
Institutional Class	(222)	(107)
Administrative Class	(3,365)	(3,489)
Advisor Class	(330)	(214)
From net realized capital gains
Institutional Class	(451)	(859)
Administrative Class	(7,383)	(15,441)
Advisor Class	(726)	(1,334)

Total Distributions	(12,477)	(21,444)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	15,167	17,589

Net Increase (Decrease) in Capital	(20,425)	3,265

Net Assets:
Beginning of year	177,717	174,452
End of year*	$157,292	$177,717

* Including undistributed net investment income of:	$1,747	$824

**	See note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Cash Flows PIMCO Long-Term U.S. Government Portfolio

Year Ended December 31, 2013
(Amounts in thousands)	PIMCO Long-Term U.S. Government Portfolio

Cash flows (used for) operating activities:

Net (decrease) in net assets resulting from operations	$(23,115)

Adjustments to reconcile net (decrease) in net assets from operations to net cash (used for) operating activities:
Purchases of long-term securities	(127,927)
Proceeds from sales of long-term securities	112,672
Proceeds from sales of short-term portfolio investments, net	7,096
(Increase) in deposits with counterparty	(33)
(Increase) in receivable for investments sold	(16,208)
(Increase) in interest and dividends receivable	(112)
(Increase) in exchange-traded or centrally cleared derivatives	(282)
Decrease in over the counter derivatives	214
(Decrease) in payable for investments purchased	(6)
(Decrease) in deposits from counterparty	(1,187)
(Decrease) in accrued investment advisory fees	(3)
(Decrease) in accrued supervisory and administrative fees	(3)
(Decrease) in accrued servicing fee	(1)
Increase in reimbursement to PIMCO	2
Net Realized (Gain) Loss
Investments in securities	1,703
Investments in Affiliates	15
Exchange-traded or centrally cleared financial derivative instruments	212
Over the counter financial derivative instruments	(222)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	26,003
Investments in Affiliates	(8)
Exchange-traded or centrally cleared financial derivative instruments	80
Over the counter financial derivative instruments	156
Net amortization (accretion) on investments	(275)
Net cash (used for) operating activities	(21,229)

Cash flows received from financing activities:
Proceeds from shares sold	31,785
Payments on shares redeemed	(29,227)
Cash dividend paid*	0
Proceeds from reverse repurchase agreements	76,763
Payments on reverse repurchase agreements	(78,366)
Proceeds from sale-buyback transactions	557,626
Payments on sale-buyback transactions	537,360
Net cash received from financing activities	21,221

Net Decrease in Cash	(8)

Cash:
Beginning of year	9
End of year	$1

* Reinvestment of dividends	$12,477

Supplemental disclosure of cash flow information:
Interest expense paid during the year	$87

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	11

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 118.9%

CORPORATE BONDS & NOTES 0.8%

BANKING & FINANCE 0.4%
Private Export Funding Corp.
5.000% due 12/15/2016	$500	$559

INDUSTRIALS 0.4%
Vessel Management Services, Inc.
3.432% due 08/15/2036	736	698

Total Corporate Bonds & Notes (Cost $1,236)		1,257

MUNICIPAL BONDS & NOTES 0.3%

OHIO 0.2%
Hamilton County, Ohio Sales Tax Revenue Bonds, (AMBAC Insured), Series 2000
0.000% due 12/01/2028	500	244

WASHINGTON 0.1%
King County, Washington General Obligation Bonds, Series 2008
4.750% due 01/01/2034	200	204

Total Municipal Bonds & Notes (Cost $373)		448

U.S. GOVERNMENT AGENCIES 15.1%
Fannie Mae
0.000% due 06/01/2017 - 11/15/2030	3,200	1,838
0.225% due 07/25/2037	37	35
0.615% due 08/25/2021	5	5
0.765% due 08/25/2022	2	2
1.065% due 04/25/2032	8	8
2.476% due 01/01/2033	12	13
4.250% due 05/25/2037	66	59
4.500% due 06/25/2019	166	176
5.000% due 04/25/2032 - 08/25/2033	323	362
5.500% due 12/25/2035	110	121
6.080% due 09/01/2028	64	77
6.500% due 07/25/2031	220	248
Federal Farm Credit Bank
5.050% due 03/28/2019	400	455
5.150% due 03/25/2020	250	289
Federal Housing Administration
6.896% due 07/01/2020	155	150
Financing Corp.
0.000% due 09/26/2019	1,500	1,297
10.700% due 10/06/2017	650	862
Freddie Mac
0.000% due 03/15/2031	1,200	534
0.567% due 01/15/2033	18	18
0.867% due 02/15/2027	5	5
1.167% due 02/15/2021	8	9
1.344% due 10/25/2044	53	54
4.000% due 06/15/2032	367	360
5.400% due 03/17/2021	1,000	1,093
5.500% due 08/15/2030 - 02/15/2034	830	903
5.625% due 11/23/2035	600	634
6.750% due 03/15/2031	200	265
7.000% due 07/15/2023 - 12/01/2031	22	25
8.250% due 06/01/2016	350	413

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ginnie Mae
2.000% due 08/20/2030	$5	$6
5.500% due 01/20/2036	772	877
6.000% due 08/20/2033	1,856	2,083
Israel Government AID Bond
0.000% due 02/15/2023 - 05/15/2023	1,800	1,288
5.500% due 04/26/2024	400	462
Overseas Private Investment Corp.
4.736% due 03/15/2022	273	286
Residual Funding Corp. Strips
0.000% due 10/15/2020 - 01/15/2030	4,000	2,486
Resolution Funding Corp.
8.125% due 10/15/2019	1,600	2,080
Resolution Funding Corp. Strips
0.000% due 01/15/2020 - 04/15/2029	4,100	2,525
Small Business Administration
5.240% due 08/01/2023	275	297
5.290% due 12/01/2027	265	288
Tennessee Valley Authority
4.625% due 09/15/2060	400	358
Tennessee Valley Authority Strips
0.000% due 05/01/2030	800	366

Total U.S. Government Agencies (Cost $22,302)		23,712

U.S. TREASURY OBLIGATIONS 93.4%
U.S. Treasury Bonds
2.750% due 11/15/2042	1,500	1,181
2.875% due 05/15/2043 (c)	4,200	3,391
3.125% due 11/15/2041 (c)(e)	25,400	21,856
3.125% due 02/15/2042 (c)	17,000	14,601
3.125% due 02/15/2043 (c)	7,600	6,481
3.750% due 08/15/2041	1,400	1,360
3.750% due 11/15/2043	1,200	1,155
4.250% due 11/15/2040 (c)	6,950	7,369
4.375% due 11/15/2039 (c)	25,200	27,295
4.500% due 08/15/2039 (c)	3,200	3,535
4.625% due 02/15/2040	1,700	1,913
5.250% due 02/15/2029 (c)	8,500	10,209
5.375% due 02/15/2031	600	734
5.500% due 08/15/2028 (c)	10,400	12,794
6.250% due 05/15/2030 (c)	4,200	5,597
U.S. Treasury Inflation Protected Securities (a)
0.750% due 02/15/2042	930	748
U.S. Treasury Notes
0.250% due 01/15/2015	14,500	14,513
1.625% due 11/15/2022 (c)(e)	2,600	2,343
U.S. Treasury Strips
0.000% due 05/15/2031	200	101
0.000% due 05/15/2032	100	48
0.000% due 11/15/2032	3,300	1,549
0.000% due 02/15/2033	1,700	789
0.000% due 05/15/2033	700	321
0.000% due 08/15/2033	500	227
0.000% due 11/15/2033	3,000	1,346
0.000% due 05/15/2034	1,600	703
0.000% due 05/15/2037	700	274
0.000% due 02/15/2040	900	310
0.000% due 05/15/2040	1,250	426
0.000% due 08/15/2040	6,650	2,236
0.000% due 02/15/2042	5,100	1,588

Total U.S. Treasury Obligations (Cost $166,664)		146,993

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 2.2%
Banc of America Commercial Mortgage Trust
5.634% due 07/10/2046	$800	$868
Bear Stearns Adjustable Rate Mortgage Trust
2.572% due 04/25/2033	101	104
2.660% due 10/25/2035	83	83
2.738% due 04/25/2033	14	14
2.761% due 01/25/2034	17	17
2.831% due 02/25/2034	32	31
Countrywide Alternative Loan Trust
0.375% due 05/25/2035	81	68
Countrywide Home Loan Mortgage Pass-Through Trust
0.485% due 03/25/2035	157	116
Credit Suisse First Boston Mortgage Securities Corp.
2.329% due 07/25/2033	31	31
2.482% due 11/25/2032	8	8
First Republic Mortgage Loan Trust
0.517% due 11/15/2031	106	105
HarborView Mortgage Loan Trust
0.296% due 04/19/2038	78	64
0.386% due 05/19/2035	62	54
2.742% due 07/19/2035	58	50
Impac CMB Trust
4.618% due 09/25/2034	284	279
JPMorgan Mortgage Trust
2.753% due 07/25/2035	274	279
MASTR Asset Securitization Trust
5.500% due 09/25/2033	67	68
Residential Accredit Loans, Inc. Trust
0.565% due 01/25/2033	4	4
0.565% due 03/25/2033	14	14
6.000% due 06/25/2036	110	87
Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032	10	11
Sequoia Mortgage Trust
0.517% due 07/20/2033	111	109
Structured Adjustable Rate Mortgage Loan Trust
0.385% due 05/25/2037	170	122
Structured Asset Mortgage Investments Trust
0.826% due 09/19/2032	105	101
1.006% due 10/19/2033	43	39
Wachovia Bank Commercial Mortgage Trust
5.572% due 10/15/2048	300	329
WaMu Mortgage Pass-Through Certificates
1.139% due 08/25/2046	370	320
1.543% due 08/25/2042	4	4
2.463% due 10/25/2046	97	92
Washington Mutual MSC Mortgage Pass-Through Certificates
2.018% due 02/25/2031	1	1
2.063% due 02/25/2033	2	2
2.225% due 02/25/2033	2	2
2.225% due 05/25/2033	6	6

Total Mortgage-Backed Securities (Cost $3,582)		3,482

ASSET-BACKED SECURITIES 0.6%
Bear Stearns Asset-Backed Securities Trust
1.165% due 11/25/2042	68	66
L.A. Arena Funding LLC
7.656% due 12/15/2026	50	57
Renaissance Home Equity Loan Trust
0.665% due 12/25/2033	29	29
1.045% due 08/25/2033	6	6
SLM Student Loan Trust
1.738% due 04/25/2023	798	823

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Specialty Underwriting & Residential Finance Trust
0.845% due 01/25/2034	$12	$10
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
0.745% due 01/25/2033	11	10

Total Asset-Backed Securities (Cost $981)		1,001

SHORT-TERM INSTRUMENTS 6.5%

REPURCHASE AGREEMENTS (b) 6.5%
		10,254

Total Short-Term Instruments (Cost $10,254)		10,254

Total Investments in Securities (Cost $205,392)		187,147

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 41.1%

SHORT-TERM INSTRUMENTS 41.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 41.1%
PIMCO Short-Term Floating NAV Portfolio	6,455,594	$64,588

Total Short-Term Instruments (Cost $64,588)		64,588

Total Investments in Affiliates (Cost $64,588)		64,588

Total Investments 160.0% (Cost $269,980)		$251,735

Financial Derivative Instruments (d)(f) (0.1%)
(Cost or Premiums, net $(141))		(203)

Other Assets and Liabilities, net (59.9%)		(94,240)

Net Assets 100.0%		$157,292

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.010%	12/31/2013	01/02/2014	$9,700	U.S. Treasury Bonds 3.125% due 11/15/2041	$(9,835)	$9,700	$9,700
SSB	0.000%	12/31/2013	01/02/2014	554	Freddie Mac 2.080% due 10/17/2022	(566)	554	554

Total Repurchase Agreements						$(10,401)	$10,254	$10,254

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.070%	01/02/2014	01/15/2014	$(15,886)	$(15,909)
	0.170%	12/18/2013	01/09/2014	(8,584)	(8,592)
FOB	0.070%	01/02/2014	01/07/2014	(4,429)	(4,431)
MSC	0.200%	12/20/2013	01/03/2014	(87,209)	(87,233)

Total Sale-Buyback Transactions					$(116,165)

(2)

As of December 31, 2013, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended December 31, 2013 was $31,365 at a weighted average interest rate of 0.178%.

(3)	Payable for sale-buyback transactions includes $49 of deferred price drop on sale-buyback transactions.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	13

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2013:

(c)	Securities with an aggregate market value of $114,061 have been pledged as collateral under the terms of the following master agreements as of December 31, 2013.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BOS	$9,700	$0	$0	$0	$9,700	$(9,835)	$(135)
SSB	554	0	0	0	554	(566)	(12)

Master Securities Forward Transaction Agreement
BCY	0	0	(24,501)	0	(24,501)	24,062	(439)
FOB	0	0	(4,431)	0	(4,431)	4,382	(49)
MSC	0	0	(87,233)	0	(87,233)	85,597	(1,636)

Total Borrowings and Other Financing Transactions	$10,254	$0	$(116,165)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CME 3-Year Mid-Curve on Eurodollar March Futures	$97.375	03/14/2014	5	$(2)	$(3)

Total Written Options				$(2)	$(3)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar March Futures	Long	03/2016	29	$(21)	$0	$(1)
U.S. Treasury 30-Year Bond March Futures	Long	03/2014	28	(77)	0	(13)

Total Futures Contracts				$(98)	$0	$(14)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2013:

(e)	Securities with an aggregate market value of $88 and cash of $33 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2013. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$(3)	$(14)	$0	$(17)

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GLM	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	03/31/2014	$	55,000	$(56)	$(101)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.300%	03/17/2014		10,600	(14)	(1)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.900%	03/17/2014		10,600	(47)	(81)

								$(117)	$(183)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$2,400	$(22)	$(3)

Total Written Options						$(139)	$(186)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2013

	# of Contracts	Notional Amount	Premiums
Balance at 12/31/2012	0	$45,200	$(147)
Sales	71	127,000	(453)
Closing Buys	0	(8,900)	174
Expirations	(66)	(71,200)	227
Exercised	0	(13,500)	58

Balance at 12/31/2013	5	$78,600	$(141)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2013:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
CBK	$0	$0	$0	$0	$0	$(3)	$0	$(3)	$(3)	$0	$(3)
GLM	0	0	0	0	0	(183)	0	(183)	(183)	0	(183)

Total Over the Counter	$0	$0	$0	$0	$0	$(186)	$0	$(186)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$3	$3
Futures	0	0	0	0	14	14

	$0	$0	$0	$0	$17	$17

Over the counter
Written Options	$0	$0	$0	$0	$186	$186

	$0	$0	$0	$0	$203	$203

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	15

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$28	$28
Futures	0	0	0	0	(8)	(8)
Swap Agreements	0	0	0	0	(232)	(232)

	$0	$0	$0	$0	$(212)	$(212)

Over the counter
Written Options	$0	$0	$0	$0	$222	$222

	$0	$0	$0	$0	$10	$10

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(1)	$(1)
Futures	0	0	0	0	(77)	(77)
Swap Agreements	0	0	0	0	(2)	(2)

	$0	$0	$0	$0	$(80)	$(80)

Over the counter
Written Options	$0	$0	$0	$0	$(156)	$(156)

	$0	$0	$0	$0	$(236)	$(236)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$559	$0	$559
Industrials	0	698	0	698
Municipal Bonds & Notes
Ohio	0	244	0	244
Washington	0	204	0	204
U.S. Government Agencies	0	23,562	150	23,712
U.S. Treasury Obligations	0	146,993	0	146,993
Mortgage-Backed Securities	0	3,482	0	3,482
Asset-Backed Securities	0	1,001	0	1,001
Short-Term Instruments
Repurchase Agreements	0	10,254	0	10,254
	$0	$186,997	$150	$187,147

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$64,588	$0	$0	$64,588

Total Investments	$64,588	$186,997	$150	$251,735

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(17)	0	0	(17)
Over the counter	0	(183)	(3)	(186)
	$(17)	$(183)	$(3)	$(203)

Totals	$64,571	$186,814	$147	$251,532

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2013:

Category and Subcategory	Beginning Balance at 12/31/2012	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2013 (2)
Investments in Securities, at Value
U.S. Government Agencies	$174	$0	$(23)	$0	$0	$(1)	$0	$0	$150	$0

Financial Derivative Instruments - Liabilities
Over the counter	$(5)	$0	$0	$0	$0	$2	$0	$0	$(3)	$2

Totals	$169	$0	$(23)	$0	$0	$1	$0	$0	$147	$2

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
U.S. Government Agencies	$150	Benchmark Pricing	Base Price	97.14

Financial Derivative Instruments - Liabilities
Over the counter	(3)	Indicative Market Quotation	Broker Quote	0.11

Total	$147

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	17

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the

Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(b) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair

18	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions or short sale transactions, have been determined to be at a level requiring a Statement of Cash Flows. The Statement of Cash Flows has been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(e) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot

ANNUAL REPORT	DECEMBER 31, 2013	19

Notes to Financial Statements (Cont.)

guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of

ANNUAL REPORT	DECEMBER 31, 2013	21

Notes to Financial Statements (Cont.)

assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities, such as U.S. Treasury Strips which are Treasury fixed income securities sold at a discount to face value and offer no interest payments; rather, investors receive par at maturity.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2013 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
$62,545	$324,750	$(322,700)	$(15)	$8	$64,588	$51	$0

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a

ANNUAL REPORT	DECEMBER 31, 2013	23

Notes to Financial Statements (Cont.)

futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(b) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate risk.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements. As mentioned earlier in this report, the U.S. is currently experiencing historically low interest rates. This combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, the fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair the performance of the Portfolio.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”)

ANNUAL REPORT	DECEMBER 31, 2013	25

Notes to Financial Statements (Cont.)

govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.225%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2013, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$19,584	$0

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2013, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$122,793	$98,430	$5,281	$12,975

ANNUAL REPORT	DECEMBER 31, 2013	27

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2013		Year Ended 12/31/2012
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	134	$1,560	500	$6,945
Administrative Class	2,162	24,052	1,847	25,435
Advisor Class	531	6,185	634	8,620
Issued as reinvestment of distributions
Institutional Class	64	673	77	966
Administrative Class	1,025	10,748	1,500	18,930
Advisor Class	101	1,056	123	1,548
Cost of shares redeemed
Institutional Class	(73)	(870)	(63)	(870)
Administrative Class	(2,015)	(22,733)	(3,047)	(41,105)
Advisor Class	(498)	(5,504)	(214)	(2,880)
Net increase resulting from Portfolio share transactions	1,431	$15,167	1,357	$17,589

As of December 31, 2013, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 71% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2013, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2010-2012, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2013, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$1,796	$—	$(18,515)	$—	$(4,973)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

(4)	Capital losses realized during the period November 1, 2013 through December 31, 2013 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2013 through December 31, 2013, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2013, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$—	$—	$—	$—

Under the recently enacted Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2013, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$—	$4,973

As of December 31, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$270,236	$2,436	$(20,938)	$(18,501)

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, Lehman holdings, and sale/buyback transactions.

For the fiscal years ended December 31, 2013 and December 31, 2012, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2013	$9,427	$3,050	$—
12/31/2012	$18,251	$3,193	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2013	29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of PIMCO Long-Term U.S. Government Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Long-Term U.S. Government Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2014

30	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FOB	Credit Suisse Securities (USA) LLC	MSC	Morgan Stanley & Co., Inc.
BOS	Banc of America Securities LLC	GLM	Goldman Sachs Bank USA	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.

Currency Abbreviations:
USD (or $)	United States Dollar

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Index Abbreviations:
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Municipal Bond or Agency Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.

Other Abbreviations:
AID	Agency International Development	LIBOR	London Interbank Offered Rate

ANNUAL REPORT	DECEMBER 31, 2013	31

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

32	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	172	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2013	33

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian* (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Vice President	11/2013 to Present Treasurer 08/1997 to 11/2013	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

* Effective February 3, 2014, Dr. El-Erian no longer serves as a Senior Vice President of the Trust.

34	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2013	35

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 12-13, 2013, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2014. The Board also considered and approved for an additional one-year term through August 31, 2014, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2014.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreement are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust and the independent Trustees.

The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 12-13, 2013 meeting. The independent Trustees also met with counsel to the Trust and the independent Trustees on August 2, 2013 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

36	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2012, including, but not limited to, undertaking significant technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2013. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2013 and other performance data, as available, for the periods ended June 30, 2013 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2013 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 12-13, 2013 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2013.

ANNUAL REPORT	DECEMBER 31, 2013	37

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Board noted that, for periods ending May 31, 2013, the Administrative Class of 71%, 92% and 100% of the Portfolios outperformed their Lipper category median in the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 86% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2013 (based on the performance of the Administrative Class). The Board also noted that ten of 13 Portfolios, representing 93% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2013, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $23 billion as of May 31, 2013.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expense ratios in their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the size of the assets under management with PIMCO, the manner in which similar portfolios may be managed, different requirements with

38	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to

ANNUAL REPORT	DECEMBER 31, 2013	39

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively; had been reduced for some Portfolios over time; had been held steady for most Portfolios as assets grew, or declined in the case of some Portfolios; and continued to be competitive compared with peers. The Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. The Trustees noted that the benefits of the unified fee were apparent during the recent financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC supported the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and in return for the fees paid to RALLC by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

40	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT41AR_123113

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2013

PIMCO Long-Term U.S. Government Portfolio

Share Class

■	Institutional

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Statement of Cash Flows	11
Schedule of Investments	12
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	30
Glossary	31
Federal Income Tax Information	32
Management of the Trust	33
Privacy Policy	35
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	36

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2013. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

The past twelve months were marked by ongoing periods of heightened bond market volatility brought on by uncertainty around central bank monetary and fiscal policy, geopolitical concerns, and a slower than hoped for rebound in the global economy. Following a particularly bumpy third quarter, however, all financial markets completed the year along a relatively smoother path. Federal Reserve (“Fed”) Chairman Ben Bernanke laid the groundwork in September, when he clarified the Fed’s commitment to maintain its quantitative easing (“QE”) bond purchase program of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero-bound range. The nomination of Janet Yellen to the Chairmanship further helped to reassure investors that the Fed would be committed to the continuation of their accommodative policies.

As investors were made particularly aware, beginning in mid-May conditions in financial markets deteriorated rapidly as markets reacted to signals by the Fed that it might begin to slow the pace of its asset purchases. This shift in tone fueled a broad-based sell-off within fixed income assets throughout the summer, undermining market liquidity and sending yields higher across the risk spectrum.

By mid-September, however, the Fed announced its intent to delay any tapering until more convincing indicators of economic growth become apparent and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore higher) and a rally across most equity markets. The Fed also maintained the Federal Funds Rate within a narrow range of zero to 25 basis points. Into October, investors were once again kept on edge by the uncertain fiscal policy and political landscape—namely the partial shutdown of the U.S. government that began during the first week of October, the ongoing debt ceiling negotiations between the White House and Congress, and confirmation proceedings for the next Fed Chairman. Investors were relieved by the last-minute deal announced on October 17 that reached an agreement to reopen the U.S. government and raise the debt ceiling.

In November, relative calm prevailed across most fixed income markets, and equity markets continued to rally. The European Central Bank (“ECB”) reduced their main policy rate (or the interest rate at which it lends money to banks) by 25 basis points to 0.25%, likely due to their concern over lower than expected inflation and a weak global growth outlook. The Bank of England (“BOE”) unanimously voted to leave its main policy rate unchanged amid a pickup in economic growth and expectations that this would lead to an eventual decline in the U.K. unemployment rate.

Towards the latter part of December, the Fed announced that beginning in January 2014 it intends to gradually exit its bond-buying program, by reducing it from $85 billion to $75 billion spread equally across mortgage and U.S. Treasury purchases. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee (“FOMC”) provided even greater assurances that the policy rate would remain near a zero-bound range until signs of sustainable growth are more broadly evident in the U.S. economy. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

U.S. Treasuries underperformed most other developed sovereign bond markets on a hedged basis as investors reacted to the various Fed announcements regarding the tapering of their QE bond purchase program. In particular, U.S. Treasury yields rose to their highest level in late December as investors reacted to the Fed’s announcement that it would begin the reduction of its asset purchases starting in January 2014. This decision was made on the back of improving economic data, which included a lower unemployment rate, respectable monthly job reports, and improving housing fundamentals. The benchmark ten-year U.S. Treasury note yielded 3.03% at the end of the reporting period, as compared to 1.76% on December 31, 2012. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 2.02% for the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 8.61% over the period, underperforming nominal U.S. Treasuries. U.S. TIPS sold off, particularly during the second quarter of the reporting period, as the market began to price in the inevitable Fed tapering decision, which was officially announced in December. The decision by the Fed to initiate the tapering of asset purchases was validated via stronger jobs and GDP data, with continual weaker inflation data adding further pressure to U.S. TIPS valuations towards the latter part of the period. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 9.52% over the period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries even with the Fed’s announcement that it would begin to reduce its asset purchases in January 2014. The announcement, however, did lead to differentiated performance among coupons, with lower coupons underperforming, as these bonds have been the largest beneficiaries of Fed purchases. Prices for non-Agency mortgages rose on limited outstanding supply, improving risk appetite and ongoing signs of recovery in the housing sector. Commercial MBS also outperformed amid strong investor demand and a continued rebound in property valuations.

■

The U.S. investment grade credit market, as measured by the Barclays U.S. Credit Index, declined 2.01% for the period, but outperformed like-duration U.S. Treasuries as spreads tightened, ending the year at the lowest level since the global financial crisis began. This positive performance was supported by improving global growth fundamentals and continued easy monetary policy. The high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 7.42% for the period. The sector was one of the best-performing fixed income sectors, benefiting from relatively sound fundamentals and investor demand for higher yielding assets with lower interest rate sensitivity.

■

Emerging markets (“EM”) external debt underperformed U.S. Treasuries during the year and was impacted by the second quarter sell-off. Country-specific stories and the risk-on market sentiment following the Fed tapering announcement supported lower spreads in the fourth quarter, particularly in December. EM local assets particularly underperformed U.S. Treasuries during the period, as weaker EM currencies and increases in local yields weighed on overall returns.

■

Developed market equities posted strong performance in 2013, despite a period marked by considerable volatility and uncertainty around central bank policy. U.S. equities, as measured by the S&P 500 Index, returned 32.39%. Global equities, as represented by the MSCI All Country World Index Net USD and MSCI World Index, returned 22.80% and 26.68%, respectively. Emerging market equities (“EM”), as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.60%. EM equities underperformed developed market equities due to declining earnings growth and rising interest rates in the U.S. which placed pressure on local EM currencies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2014

ANNUAL REPORT	DECEMBER 31, 2013	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, market risk, issuer risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, leveraging risk, management risk, operational risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on

4	PIMCO VARIABLE INSURANCE TRUST

the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2013 to December 31, 2013.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.

Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2013	5

PIMCO Long-Term U.S. Government Portfolio

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	58.4%
Short-Term Instruments	29.7%
U.S. Government Agencies	9.4%
Mortgage-Backed Securities	1.4%
Corporate Bonds & Notes	0.5%
Other	0.6%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	1 Year	5 Years	10 Years	Class Inception (04/10/2000)
PIMCO Long-Term U.S. Government Portfolio Institutional Class	-12.82%	4.55%	6.32%	7.42%
Barclays Long-Term Treasury Index±	-12.66%	2.28%	5.94%	6.67%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.515% for Institutional Class shares.

± Barclays Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/13)	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$945.40	$1,022.66
Expenses Paid During Period†	$2.48	$2.57
Net Annualized Expense Ratio	0.505%	0.505%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Long-Term U.S. Government Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

»

The Portfolio generally had a below benchmark duration (or sensitivity to changes in market interest rates) position at the beginning and end of 2013 and an above benchmark duration in the middle of the year. However, the Portfolio’s generally consistent below benchmark duration at the very long end of the yield curve added to performance as long U.S. Treasury yields rose. The Portfolio’s generally consistent above benchmark duration at the intermediate portion of the yield curve detracted from performance as intermediate U.S. Treasury yields rose.

»

The Portfolio’s emphasis on the short-term portion of the yield curve positively impacted relative performance as the two- to thirty-year U.S. Treasury yield spread steepened during the reporting period.

»	An out-of-benchmark allocation to long-term Agency debentures added to performance as they outperformed like-duration U.S. Treasuries during the reporting period.

»	An out-of-benchmark allocation to Agency mortgages added to performance as they outperformed like-duration U.S. Treasuries during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Long-Term U.S. Government Portfolio

Selected Per Share Data for the Year Ended:	12/31/2013	12/31/2012	12/31/2011	12/31/2010	12/31/2009

Institutional Class
Net asset value beginning of year	$12.35	$13.38	$10.99	$10.44	$12.23
Net investment income (a)	0.35	0.37	0.34	0.39	0.44
Net realized/unrealized gain (loss)	(1.90)	0.24	2.67	0.83	(0.94)
Total income (loss) from investment operations	(1.55)	0.61	3.01	1.22	(0.50)
Dividends from net investment income	(0.29)	(0.31)	(0.34)	(0.43)	(0.45)
Distributions from net realized capital gains	(0.57)	(1.33)	(0.28)	(0.24)	(0.84)
Total distributions	(0.86)	(1.64)	(0.62)	(0.67)	(1.29)
Net asset value end of year	$9.94	$12.35	$13.38	$10.99	$10.44
Total return	(12.82)%	4.59%	28.02%	11.77%	(4.24)%
Net assets end of year (000s)	$8,338	$8,815	$2,676	$1,961	$991
Ratio of expenses to average net assets	0.505%	0.515%	0.475%	0.475%	0.485%
Ratio of expenses to average net assets excluding interest expense	0.475%	0.475%	0.475%	0.475%	0.475%
Ratio of net investment income to average net assets	3.09%	2.75%	2.86%	3.41%	3.86%
Portfolio turnover rate	63%*	81%*	556%*	344%*	523%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	7

Statement of Assets and Liabilities PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2013

Assets:
Investments, at value
Investments in securities*	$187,147
Investments in Affiliates	64,588
Cash	1
Deposits with counterparty	33
Receivable for investments sold	20,612
Receivable for Portfolio shares sold	62
Interest and dividends receivable	1,367
Dividends receivable from Affiliates	8
Other assets	34
273,852

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$116,165
Financial Derivative Instruments
Exchange-traded or centrally cleared	17
Over the counter	186
Payable for investments in Affiliates purchased	8
Deposits from counterparty	20
Payable for Portfolio shares redeemed	77
Accrued investment advisory fees	30
Accrued supervisory and administrative fees	34
Accrued distribution fees	3
Accrued servicing fees	18
Reimbursement to PIMCO	2
116,560

Net Assets	$157,292

Net Assets Consist of:
Paid in capital	$178,985
Undistributed net investment income	1,747
Accumulated undistributed net realized (loss)	(5,081)
Net unrealized (depreciation)	(18,359)
$157,292

Net Assets:
Institutional Class	$8,338
Administrative Class	136,507
Advisor Class	12,447

Shares Issued and Outstanding:
Institutional Class	839
Administrative Class	13,734
Advisor Class	1,252

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$9.94
Administrative Class	9.94
Advisor Class	9.94

Cost of Investments in Securities	$205,392
Cost of Investments in Affiliates	$64,588
Cost or Premiums of Financial Derivative Instruments, net	$(141)

* Includes repurchase agreements of:	$10,254

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands)	Year Ended December 31, 2013

Investment Income:
Interest	$5,864
Dividends from Investments in Affiliates	51
Total Income	5,915

Expenses:
Investment advisory fees	371
Supervisory and administrative fees	412
Servicing fees - Administrative Class	212
Distribution and/or servicing fees - Advisor Class	36
Trustees’ fees	3
Interest expense	57
Total Expenses	1,091

Net Investment Income	4,824

Net Realized Gain (Loss):
Investments in securities	(1,703)
Investments in Affiliates	(15)
Exchange-traded or centrally cleared financial derivative instruments	(212)
Over the counter financial derivative instruments	222
Net Realized (Loss)	(1,708)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(26,003)
Investments in Affiliates	8
Exchange-traded or centrally cleared financial derivative instruments	(80)
Over the counter financial derivative instruments	(156)
Net Change in Unrealized (Depreciation)	(26,231)
Net (Loss)	(27,939)

Net (Decrease) in Net Assets Resulting from Operations	$(23,115)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	9

Statements of Changes in Net Assets PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands)	Year Ended December 31, 2013	Year Ended December 31, 2012

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$4,824	$4,604
Net realized gain (loss)	(1,708)	6,454
Net change in unrealized (depreciation)	(26,231)	(3,938)
Net increase (decrease) resulting from operations	(23,115)	7,120

Distributions to Shareholders:
From net investment income
Institutional Class	(222)	(107)
Administrative Class	(3,365)	(3,489)
Advisor Class	(330)	(214)
From net realized capital gains
Institutional Class	(451)	(859)
Administrative Class	(7,383)	(15,441)
Advisor Class	(726)	(1,334)

Total Distributions	(12,477)	(21,444)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	15,167	17,589

Net Increase (Decrease) in Capital	(20,425)	3,265

Net Assets:
Beginning of year	177,717	174,452
End of year*	$157,292	$177,717

* Including undistributed net investment income of:	$1,747	$824

**	See note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Cash Flows PIMCO Long-Term U.S. Government Portfolio

Year Ended December 31, 2013
(Amounts in thousands)	PIMCO Long-Term U.S. Government Portfolio

Cash flows (used for) operating activities:

Net (decrease) in net assets resulting from operations	$(23,115)

Adjustments to reconcile net (decrease) in net assets from operations to net cash (used for) operating activities:
Purchases of long-term securities	(127,927)
Proceeds from sales of long-term securities	112,672
Proceeds from sales of short-term portfolio investments, net	7,096
(Increase) in deposits with counterparty	(33)
(Increase) in receivable for investments sold	(16,208)
(Increase) in interest and dividends receivable	(112)
(Increase) in exchange-traded or centrally cleared derivatives	(282)
Decrease in over the counter derivatives	214
(Decrease) in payable for investments purchased	(6)
(Decrease) in deposits from counterparty	(1,187)
(Decrease) in accrued investment advisory fees	(3)
(Decrease) in accrued supervisory and administrative fees	(3)
(Decrease) in accrued servicing fee	(1)
Increase in reimbursement to PIMCO	2
Net Realized (Gain) Loss
Investments in securities	1,703
Investments in Affiliates	15
Exchange-traded or centrally cleared financial derivative instruments	212
Over the counter financial derivative instruments	(222)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	26,003
Investments in Affiliates	(8)
Exchange-traded or centrally cleared financial derivative instruments	80
Over the counter financial derivative instruments	156
Net amortization (accretion) on investments	(275)
Net cash (used for) operating activities	(21,229)

Cash flows received from financing activities:
Proceeds from shares sold	31,785
Payments on shares redeemed	(29,227)
Cash dividend paid*	0
Proceeds from reverse repurchase agreements	76,763
Payments on reverse repurchase agreements	(78,366)
Proceeds from sale-buyback transactions	557,626
Payments on sale-buyback transactions	537,360
Net cash received from financing activities	21,221

Net Decrease in Cash	(8)

Cash:
Beginning of year	9
End of year	$1

* Reinvestment of dividends	$12,477

Supplemental disclosure of cash flow information:
Interest expense paid during the year	$87

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	11

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 118.9%

CORPORATE BONDS & NOTES 0.8%

BANKING & FINANCE 0.4%
Private Export Funding Corp.
5.000% due 12/15/2016	$500	$559

INDUSTRIALS 0.4%
Vessel Management Services, Inc.
3.432% due 08/15/2036	736	698

Total Corporate Bonds & Notes (Cost $1,236)		1,257

MUNICIPAL BONDS & NOTES 0.3%

OHIO 0.2%
Hamilton County, Ohio Sales Tax Revenue Bonds, (AMBAC Insured), Series 2000
0.000% due 12/01/2028	500	244

WASHINGTON 0.1%
King County, Washington General Obligation Bonds, Series 2008
4.750% due 01/01/2034	200	204

Total Municipal Bonds & Notes (Cost $373)		448

U.S. GOVERNMENT AGENCIES 15.1%
Fannie Mae
0.000% due 06/01/2017 - 11/15/2030	3,200	1,838
0.225% due 07/25/2037	37	35
0.615% due 08/25/2021	5	5
0.765% due 08/25/2022	2	2
1.065% due 04/25/2032	8	8
2.476% due 01/01/2033	12	13
4.250% due 05/25/2037	66	59
4.500% due 06/25/2019	166	176
5.000% due 04/25/2032 - 08/25/2033	323	362
5.500% due 12/25/2035	110	121
6.080% due 09/01/2028	64	77
6.500% due 07/25/2031	220	248
Federal Farm Credit Bank
5.050% due 03/28/2019	400	455
5.150% due 03/25/2020	250	289
Federal Housing Administration
6.896% due 07/01/2020	155	150
Financing Corp.
0.000% due 09/26/2019	1,500	1,297
10.700% due 10/06/2017	650	862
Freddie Mac
0.000% due 03/15/2031	1,200	534
0.567% due 01/15/2033	18	18
0.867% due 02/15/2027	5	5
1.167% due 02/15/2021	8	9
1.344% due 10/25/2044	53	54
4.000% due 06/15/2032	367	360
5.400% due 03/17/2021	1,000	1,093
5.500% due 08/15/2030 - 02/15/2034	830	903
5.625% due 11/23/2035	600	634
6.750% due 03/15/2031	200	265
7.000% due 07/15/2023 - 12/01/2031	22	25
8.250% due 06/01/2016	350	413

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ginnie Mae
2.000% due 08/20/2030	$5	$6
5.500% due 01/20/2036	772	877
6.000% due 08/20/2033	1,856	2,083
Israel Government AID Bond
0.000% due 02/15/2023 - 05/15/2023	1,800	1,288
5.500% due 04/26/2024	400	462
Overseas Private Investment Corp.
4.736% due 03/15/2022	273	286
Residual Funding Corp. Strips
0.000% due 10/15/2020 - 01/15/2030	4,000	2,486
Resolution Funding Corp.
8.125% due 10/15/2019	1,600	2,080
Resolution Funding Corp. Strips
0.000% due 01/15/2020 - 04/15/2029	4,100	2,525
Small Business Administration
5.240% due 08/01/2023	275	297
5.290% due 12/01/2027	265	288
Tennessee Valley Authority
4.625% due 09/15/2060	400	358
Tennessee Valley Authority Strips
0.000% due 05/01/2030	800	366

Total U.S. Government Agencies (Cost $22,302)		23,712

U.S. TREASURY OBLIGATIONS 93.4%
U.S. Treasury Bonds
2.750% due 11/15/2042	1,500	1,181
2.875% due 05/15/2043 (c)	4,200	3,391
3.125% due 11/15/2041 (c)(e)	25,400	21,856
3.125% due 02/15/2042 (c)	17,000	14,601
3.125% due 02/15/2043 (c)	7,600	6,481
3.750% due 08/15/2041	1,400	1,360
3.750% due 11/15/2043	1,200	1,155
4.250% due 11/15/2040 (c)	6,950	7,369
4.375% due 11/15/2039 (c)	25,200	27,295
4.500% due 08/15/2039 (c)	3,200	3,535
4.625% due 02/15/2040	1,700	1,913
5.250% due 02/15/2029 (c)	8,500	10,209
5.375% due 02/15/2031	600	734
5.500% due 08/15/2028 (c)	10,400	12,794
6.250% due 05/15/2030 (c)	4,200	5,597
U.S. Treasury Inflation Protected Securities (a)
0.750% due 02/15/2042	930	748
U.S. Treasury Notes
0.250% due 01/15/2015	14,500	14,513
1.625% due 11/15/2022 (c)(e)	2,600	2,343
U.S. Treasury Strips
0.000% due 05/15/2031	200	101
0.000% due 05/15/2032	100	48
0.000% due 11/15/2032	3,300	1,549
0.000% due 02/15/2033	1,700	789
0.000% due 05/15/2033	700	321
0.000% due 08/15/2033	500	227
0.000% due 11/15/2033	3,000	1,346
0.000% due 05/15/2034	1,600	703
0.000% due 05/15/2037	700	274
0.000% due 02/15/2040	900	310
0.000% due 05/15/2040	1,250	426
0.000% due 08/15/2040	6,650	2,236
0.000% due 02/15/2042	5,100	1,588

Total U.S. Treasury Obligations (Cost $166,664)		146,993

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 2.2%
Banc of America Commercial Mortgage Trust
5.634% due 07/10/2046	$800	$868
Bear Stearns Adjustable Rate Mortgage Trust
2.572% due 04/25/2033	101	104
2.660% due 10/25/2035	83	83
2.738% due 04/25/2033	14	14
2.761% due 01/25/2034	17	17
2.831% due 02/25/2034	32	31
Countrywide Alternative Loan Trust
0.375% due 05/25/2035	81	68
Countrywide Home Loan Mortgage Pass-Through Trust
0.485% due 03/25/2035	157	116
Credit Suisse First Boston Mortgage Securities Corp.
2.329% due 07/25/2033	31	31
2.482% due 11/25/2032	8	8
First Republic Mortgage Loan Trust
0.517% due 11/15/2031	106	105
HarborView Mortgage Loan Trust
0.296% due 04/19/2038	78	64
0.386% due 05/19/2035	62	54
2.742% due 07/19/2035	58	50
Impac CMB Trust
4.618% due 09/25/2034	284	279
JPMorgan Mortgage Trust
2.753% due 07/25/2035	274	279
MASTR Asset Securitization Trust
5.500% due 09/25/2033	67	68
Residential Accredit Loans, Inc. Trust
0.565% due 01/25/2033	4	4
0.565% due 03/25/2033	14	14
6.000% due 06/25/2036	110	87
Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032	10	11
Sequoia Mortgage Trust
0.517% due 07/20/2033	111	109
Structured Adjustable Rate Mortgage Loan Trust
0.385% due 05/25/2037	170	122
Structured Asset Mortgage Investments Trust
0.826% due 09/19/2032	105	101
1.006% due 10/19/2033	43	39
Wachovia Bank Commercial Mortgage Trust
5.572% due 10/15/2048	300	329
WaMu Mortgage Pass-Through Certificates
1.139% due 08/25/2046	370	320
1.543% due 08/25/2042	4	4
2.463% due 10/25/2046	97	92
Washington Mutual MSC Mortgage Pass-Through Certificates
2.018% due 02/25/2031	1	1
2.063% due 02/25/2033	2	2
2.225% due 02/25/2033	2	2
2.225% due 05/25/2033	6	6

Total Mortgage-Backed Securities (Cost $3,582)		3,482

ASSET-BACKED SECURITIES 0.6%
Bear Stearns Asset-Backed Securities Trust
1.165% due 11/25/2042	68	66
L.A. Arena Funding LLC
7.656% due 12/15/2026	50	57
Renaissance Home Equity Loan Trust
0.665% due 12/25/2033	29	29
1.045% due 08/25/2033	6	6
SLM Student Loan Trust
1.738% due 04/25/2023	798	823

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Specialty Underwriting & Residential Finance Trust
0.845% due 01/25/2034	$12	$10
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
0.745% due 01/25/2033	11	10

Total Asset-Backed Securities (Cost $981)		1,001

SHORT-TERM INSTRUMENTS 6.5%

REPURCHASE AGREEMENTS (b) 6.5%
		10,254

Total Short-Term Instruments (Cost $10,254)		10,254

Total Investments in Securities (Cost $205,392)		187,147

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 41.1%

SHORT-TERM INSTRUMENTS 41.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 41.1%
PIMCO Short-Term Floating NAV Portfolio	6,455,594	$64,588

Total Short-Term Instruments (Cost $64,588)		64,588

Total Investments in Affiliates (Cost $64,588)		64,588

Total Investments 160.0% (Cost $269,980)		$251,735

Financial Derivative Instruments (d)(f) (0.1%)
(Cost or Premiums, net $(141))		(203)

Other Assets and Liabilities, net (59.9%)		(94,240)

Net Assets 100.0%		$157,292

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.010%	12/31/2013	01/02/2014	$9,700	U.S. Treasury Bonds 3.125% due 11/15/2041	$(9,835)	$9,700	$9,700
SSB	0.000%	12/31/2013	01/02/2014	554	Freddie Mac 2.080% due 10/17/2022	(566)	554	554

Total Repurchase Agreements						$(10,401)	$10,254	$10,254

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.070%	01/02/2014	01/15/2014	$(15,886)	$(15,909)
	0.170%	12/18/2013	01/09/2014	(8,584)	(8,592)
FOB	0.070%	01/02/2014	01/07/2014	(4,429)	(4,431)
MSC	0.200%	12/20/2013	01/03/2014	(87,209)	(87,233)

Total Sale-Buyback Transactions					$(116,165)

(2)

As of December 31, 2013, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended December 31, 2013 was $31,365 at a weighted average interest rate of 0.178%.

(3)	Payable for sale-buyback transactions includes $49 of deferred price drop on sale-buyback transactions.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	13

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2013:

(c)	Securities with an aggregate market value of $114,061 have been pledged as collateral under the terms of the following master agreements as of December 31, 2013.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BOS	$9,700	$0	$0	$0	$9,700	$(9,835)	$(135)
SSB	554	0	0	0	554	(566)	(12)

Master Securities Forward Transaction Agreement
BCY	0	0	(24,501)	0	(24,501)	24,062	(439)
FOB	0	0	(4,431)	0	(4,431)	4,382	(49)
MSC	0	0	(87,233)	0	(87,233)	85,597	(1,636)

Total Borrowings and Other Financing Transactions	$10,254	$0	$(116,165)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CME 3-Year Mid-Curve on Eurodollar March Futures	$97.375	03/14/2014	5	$(2)	$(3)

Total Written Options				$(2)	$(3)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar March Futures	Long	03/2016	29	$(21)	$0	$(1)
U.S. Treasury 30-Year Bond March Futures	Long	03/2014	28	(77)	0	(13)

Total Futures Contracts				$(98)	$0	$(14)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2013:

(e)	Securities with an aggregate market value of $88 and cash of $33 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2013. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$(3)	$(14)	$0	$(17)

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GLM	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	03/31/2014	$	55,000	$(56)	$(101)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.300%	03/17/2014		10,600	(14)	(1)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.900%	03/17/2014		10,600	(47)	(81)

								$(117)	$(183)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$2,400	$(22)	$(3)

Total Written Options						$(139)	$(186)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2013

	# of Contracts	Notional Amount	Premiums
Balance at 12/31/2012	0	$45,200	$(147)
Sales	71	127,000	(453)
Closing Buys	0	(8,900)	174
Expirations	(66)	(71,200)	227
Exercised	0	(13,500)	58

Balance at 12/31/2013	5	$78,600	$(141)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2013:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
CBK	$0	$0	$0	$0	$0	$(3)	$0	$(3)	$(3)	$0	$(3)
GLM	0	0	0	0	0	(183)	0	(183)	(183)	0	(183)

Total Over the Counter	$0	$0	$0	$0	$0	$(186)	$0	$(186)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$3	$3
Futures	0	0	0	0	14	14

	$0	$0	$0	$0	$17	$17

Over the counter
Written Options	$0	$0	$0	$0	$186	$186

	$0	$0	$0	$0	$203	$203

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	15

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$28	$28
Futures	0	0	0	0	(8)	(8)
Swap Agreements	0	0	0	0	(232)	(232)

	$0	$0	$0	$0	$(212)	$(212)

Over the counter
Written Options	$0	$0	$0	$0	$222	$222

	$0	$0	$0	$0	$10	$10

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(1)	$(1)
Futures	0	0	0	0	(77)	(77)
Swap Agreements	0	0	0	0	(2)	(2)

	$0	$0	$0	$0	$(80)	$(80)

Over the counter
Written Options	$0	$0	$0	$0	$(156)	$(156)

	$0	$0	$0	$0	$(236)	$(236)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$559	$0	$559
Industrials	0	698	0	698
Municipal Bonds & Notes
Ohio	0	244	0	244
Washington	0	204	0	204
U.S. Government Agencies	0	23,562	150	23,712
U.S. Treasury Obligations	0	146,993	0	146,993
Mortgage-Backed Securities	0	3,482	0	3,482
Asset-Backed Securities	0	1,001	0	1,001
Short-Term Instruments
Repurchase Agreements	0	10,254	0	10,254
	$0	$186,997	$150	$187,147

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$64,588	$0	$0	$64,588

Total Investments	$64,588	$186,997	$150	$251,735

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(17)	0	0	(17)
Over the counter	0	(183)	(3)	(186)
	$(17)	$(183)	$(3)	$(203)

Totals	$64,571	$186,814	$147	$251,532

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2013:

Category and Subcategory	Beginning Balance at 12/31/2012	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2013 (2)
Investments in Securities, at Value
U.S. Government Agencies	$174	$0	$(23)	$0	$0	$(1)	$0	$0	$150	$0

Financial Derivative Instruments - Liabilities
Over the counter	$(5)	$0	$0	$0	$0	$2	$0	$0	$(3)	$2

Totals	$169	$0	$(23)	$0	$0	$1	$0	$0	$147	$2

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
U.S. Government Agencies	$150	Benchmark Pricing	Base Price	97.14

Financial Derivative Instruments - Liabilities
Over the counter	(3)	Indicative Market Quotation	Broker Quote	0.11

Total	$147

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	17

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the

Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(b) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair

18	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions or short sale transactions, have been determined to be at a level requiring a Statement of Cash Flows. The Statement of Cash Flows has been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(e) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot

ANNUAL REPORT	DECEMBER 31, 2013	19

Notes to Financial Statements (Cont.)

guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of

ANNUAL REPORT	DECEMBER 31, 2013	21

Notes to Financial Statements (Cont.)

assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities, such as U.S. Treasury Strips which are Treasury fixed income securities sold at a discount to face value and offer no interest payments; rather, investors receive par at maturity.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2013 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
$62,545	$324,750	$(322,700)	$(15)	$8	$64,588	$51	$0

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a

ANNUAL REPORT	DECEMBER 31, 2013	23

Notes to Financial Statements (Cont.)

futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(b) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate risk.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements. As mentioned earlier in this report, the U.S. is currently experiencing historically low interest rates. This combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, the fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair the performance of the Portfolio.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”)

ANNUAL REPORT	DECEMBER 31, 2013	25

Notes to Financial Statements (Cont.)

govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.225%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2013, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$19,584	$0

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2013, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$122,793	$98,430	$5,281	$12,975

ANNUAL REPORT	DECEMBER 31, 2013	27

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2013		Year Ended 12/31/2012
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	134	$1,560	500	$6,945
Administrative Class	2,162	24,052	1,847	25,435
Advisor Class	531	6,185	634	8,620
Issued as reinvestment of distributions
Institutional Class	64	673	77	966
Administrative Class	1,025	10,748	1,500	18,930
Advisor Class	101	1,056	123	1,548
Cost of shares redeemed
Institutional Class	(73)	(870)	(63)	(870)
Administrative Class	(2,015)	(22,733)	(3,047)	(41,105)
Advisor Class	(498)	(5,504)	(214)	(2,880)
Net increase resulting from Portfolio share transactions	1,431	$15,167	1,357	$17,589

As of December 31, 2013, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 71% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2013, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2010-2012, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2013, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$1,796	$—	$(18,515)	$—	$(4,973)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

(4)	Capital losses realized during the period November 1, 2013 through December 31, 2013 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2013 through December 31, 2013, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2013, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$—	$—	$—	$—

Under the recently enacted Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2013, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$—	$4,973

As of December 31, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$270,236	$2,436	$(20,938)	$(18,501)

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, Lehman holdings, and sale/buyback transactions.

For the fiscal years ended December 31, 2013 and December 31, 2012, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2013	$9,427	$3,050	$—
12/31/2012	$18,251	$3,193	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2013	29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO Long-Term U.S. Government Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO Long-Term U.S. Government Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2014

30	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FOB	Credit Suisse Securities (USA) LLC	MSC	Morgan Stanley & Co., Inc.
BOS	Banc of America Securities LLC	GLM	Goldman Sachs Bank USA	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.

Currency Abbreviations:
USD (or $)	United States Dollar

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Index Abbreviations:
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Municipal Bond or Agency Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.

Other Abbreviations:
AID	Agency International Development	LIBOR	London Interbank Offered Rate

ANNUAL REPORT	DECEMBER 31, 2013	31

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

32	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	172	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2013	33

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian* (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Vice President	11/2013 to Present Treasurer 08/1997 to 11/2013	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

* Effective February 3, 2014, Dr. El-Erian no longer serves as a Senior Vice President of the Trust.

34	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2013	35

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 12-13, 2013, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2014. The Board also considered and approved for an additional one-year term through August 31, 2014, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2014.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreement are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust and the independent Trustees.

The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 12-13, 2013 meeting. The independent Trustees also met with counsel to the Trust and the independent Trustees on August 2, 2013 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

36	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2012, including, but not limited to, undertaking significant technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2013. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2013 and other performance data, as available, for the periods ended June 30, 2013 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2013 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 12-13, 2013 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2013.

ANNUAL REPORT	DECEMBER 31, 2013	37

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Board noted that, for periods ending May 31, 2013, the Administrative Class of 71%, 92% and 100% of the Portfolios outperformed their Lipper category median in the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 86% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2013 (based on the performance of the Administrative Class). The Board also noted that ten of 13 Portfolios, representing 93% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2013, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $23 billion as of May 31, 2013.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expense ratios in their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the size of the assets under management with PIMCO, the manner in which similar portfolios may be managed, different requirements with

38	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to

ANNUAL REPORT	DECEMBER 31, 2013	39

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively; had been reduced for some Portfolios over time; had been held steady for most Portfolios as assets grew, or declined in the case of some Portfolios; and continued to be competitive compared with peers. The Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. The Trustees noted that the benefits of the unified fee were apparent during the recent financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC supported the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and in return for the fees paid to RALLC by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

40	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT45AR_123113

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2013

PIMCO Long-Term U.S. Government Portfolio

Share Class

■	Advisor

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Statement of Cash Flows	11
Schedule of Investments	12
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	30
Glossary	31
Federal Income Tax Information	32
Management of the Trust	33
Privacy Policy	35
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	36

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2013. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

The past twelve months were marked by ongoing periods of heightened bond market volatility brought on by uncertainty around central bank monetary and fiscal policy, geopolitical concerns, and a slower than hoped for rebound in the global economy. Following a particularly bumpy third quarter, however, all financial markets completed the year along a relatively smoother path. Federal Reserve (“Fed”) Chairman Ben Bernanke laid the groundwork in September, when he clarified the Fed’s commitment to maintain its quantitative easing (“QE”) bond purchase program of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero-bound range. The nomination of Janet Yellen to the Chairmanship further helped to reassure investors that the Fed would be committed to the continuation of their accommodative policies.

As investors were made particularly aware, beginning in mid-May conditions in financial markets deteriorated rapidly as markets reacted to signals by the Fed that it might begin to slow the pace of its asset purchases. This shift in tone fueled a broad-based sell-off within fixed income assets throughout the summer, undermining market liquidity and sending yields higher across the risk spectrum.

By mid-September, however, the Fed announced its intent to delay any tapering until more convincing indicators of economic growth become apparent and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore higher) and a rally across most equity markets. The Fed also maintained the Federal Funds Rate within a narrow range of zero to 25 basis points. Into October, investors were once again kept on edge by the uncertain fiscal policy and political landscape—namely the partial shutdown of the U.S. government that began during the first week of October, the ongoing debt ceiling negotiations between the White House and Congress, and confirmation proceedings for the next Fed Chairman. Investors were relieved by the last-minute deal announced on October 17 that reached an agreement to reopen the U.S. government and raise the debt ceiling.

In November, relative calm prevailed across most fixed income markets, and equity markets continued to rally. The European Central Bank (“ECB”) reduced their main policy rate (or the interest rate at which it lends money to banks) by 25 basis points to 0.25%, likely due to their concern over lower than expected inflation and a weak global growth outlook. The Bank of England (“BOE”) unanimously voted to leave its main policy rate unchanged amid a pickup in economic growth and expectations that this would lead to an eventual decline in the U.K. unemployment rate.

Towards the latter part of December, the Fed announced that beginning in January 2014 it intends to gradually exit its bond-buying program, by reducing it from $85 billion to $75 billion spread equally across mortgage and U.S. Treasury purchases. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee (“FOMC”) provided even greater assurances that the policy rate would remain near a zero-bound range until signs of sustainable growth are more broadly evident in the U.S. economy. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

U.S. Treasuries underperformed most other developed sovereign bond markets on a hedged basis as investors reacted to the various Fed announcements regarding the tapering of their QE bond purchase program. In particular, U.S. Treasury yields rose to their highest level in late December as investors reacted to the Fed’s announcement that it would begin the reduction of its asset purchases starting in January 2014. This decision was made on the back of improving economic data, which included a lower unemployment rate, respectable monthly job reports, and improving housing fundamentals. The benchmark ten-year U.S. Treasury note yielded 3.03% at the end of the reporting period, as compared to 1.76% on December 31, 2012. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 2.02% for the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 8.61% over the period, underperforming nominal U.S. Treasuries. U.S. TIPS sold off, particularly during the second quarter of the reporting period, as the market began to price in the inevitable Fed tapering decision, which was officially announced in December. The decision by the Fed to initiate the tapering of asset purchases was validated via stronger jobs and GDP data, with continual weaker inflation data adding further pressure to U.S. TIPS valuations towards the latter part of the period. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 9.52% over the period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries even with the Fed’s announcement that it would begin to reduce its asset purchases in January 2014. The announcement, however, did lead to differentiated performance among coupons, with lower coupons underperforming, as these bonds have been the largest beneficiaries of Fed purchases. Prices for non-Agency mortgages rose on limited outstanding supply, improving risk appetite and ongoing signs of recovery in the housing sector. Commercial MBS also outperformed amid strong investor demand and a continued rebound in property valuations.

■

The U.S. investment grade credit market, as measured by the Barclays U.S. Credit Index, declined 2.01% for the period, but outperformed like-duration U.S. Treasuries as spreads tightened, ending the year at the lowest level since the global financial crisis began. This positive performance was supported by improving global growth fundamentals and continued easy monetary policy. The high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 7.42% for the period. The sector was one of the best-performing fixed income sectors, benefiting from relatively sound fundamentals and investor demand for higher yielding assets with lower interest rate sensitivity.

■

Emerging markets (“EM”) external debt underperformed U.S. Treasuries during the year and was impacted by the second quarter sell-off. Country-specific stories and the risk-on market sentiment following the Fed tapering announcement supported lower spreads in the fourth quarter, particularly in December. EM local assets particularly underperformed U.S. Treasuries during the period, as weaker EM currencies and increases in local yields weighed on overall returns.

■

Developed market equities posted strong performance in 2013, despite a period marked by considerable volatility and uncertainty around central bank policy. U.S. equities, as measured by the S&P 500 Index, returned 32.39%. Global equities, as represented by the MSCI All Country World Index Net USD and MSCI World Index, returned 22.80% and 26.68%, respectively. Emerging market equities (“EM”), as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.60%. EM equities underperformed developed market equities due to declining earnings growth and rising interest rates in the U.S. which placed pressure on local EM currencies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2014

ANNUAL REPORT	DECEMBER 31, 2013	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, market risk, issuer risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, leveraging risk, management risk, operational risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on

4	PIMCO VARIABLE INSURANCE TRUST

the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2013 to December 31, 2013.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.

Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2013	5

PIMCO Long-Term U.S. Government Portfolio

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	58.4%
Short-Term Instruments	29.7%
U.S. Government Agencies	9.4%
Mortgage-Backed Securities	1.4%
Corporate Bonds & Notes	0.5%
Other	0.6%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	1 Year	Class Inception (09/30/2009)
PIMCO Long-Term U.S. Government Portfolio Advisor Class	-13.04%	5.09%
Barclays Long-Term Treasury Index±	-12.66%	4.72%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.765% for Advisor Class shares.

± Barclays Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/13)	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$944.20	$1,021.40
Expenses Paid During Period†	$3.70	$3.85
Net Annualized Expense Ratio	0.755%	0.755%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Long-Term U.S. Government Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

»

The Portfolio generally had a below benchmark duration (or sensitivity to changes in market interest rates) position at the beginning and end of 2013 and an above benchmark duration in the middle of the year. However, the Portfolio’s generally consistent below benchmark duration at the very long end of the yield curve added to performance as long U.S. Treasury yields rose. The Portfolio’s generally consistent above benchmark duration at the intermediate portion of the yield curve detracted from performance as intermediate U.S. Treasury yields rose.

»

The Portfolio’s emphasis on the short-term portion of the yield curve positively impacted relative performance as the two- to thirty-year U.S. Treasury yield spread steepened during the reporting period.

»	An out-of-benchmark allocation to long-term Agency debentures added to performance as they outperformed like-duration U.S. Treasuries during the reporting period.

»	An out-of-benchmark allocation to Agency mortgages added to performance as they outperformed like-duration U.S. Treasuries during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Long-Term U.S. Government Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2013	12/31/2012	12/31/2011	12/31/2010	09/30/2009-12/31/2009

Advisor Class
Net asset value beginning of year or period	$12.35	$13.38	$10.99	$10.44	$11.89
Net investment income (a)	0.32	0.34	0.30	0.35	0.10
Net realized/unrealized gain (loss)	(1.90)	0.24	2.68	0.85	(0.61)
Total income (loss) from investment operations	(1.58)	0.58	2.98	1.20	(0.51)
Dividends from net investment income	(0.26)	(0.28)	(0.31)	(0.41)	(0.10)
Distributions from net realized capital gains	(0.57)	(1.33)	(0.28)	(0.24)	(0.84)
Total distributions	(0.83)	(1.61)	(0.59)	(0.65)	(0.94)
Net asset value end of year or period	$9.94	$12.35	$13.38	$10.99	$10.44
Total return	(13.04)%	4.33%	27.71%	11.50%	(4.41)%
Net assets end of year or period (000s)	$12,447	$13,802	$7,690	$2,815	$127
Ratio of expenses to average net assets	0.755%	0.765%	0.725%	0.725%	0.725%*
Ratio of expenses to average net assets excluding interest expense	0.725%	0.725%	0.725%	0.725%	0.725%*
Ratio of net investment income to average net assets	2.84%	2.50%	2.52%	3.00%	3.65%*
Portfolio turnover rate	63%**	81%**	556%**	344%**	523%

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	7

Statement of Assets and Liabilities PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2013

Assets:
Investments, at value
Investments in securities*	$187,147
Investments in Affiliates	64,588
Cash	1
Deposits with counterparty	33
Receivable for investments sold	20,612
Receivable for Portfolio shares sold	62
Interest and dividends receivable	1,367
Dividends receivable from Affiliates	8
Other assets	34
273,852

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$116,165
Financial Derivative Instruments
Exchange-traded or centrally cleared	17
Over the counter	186
Payable for investments in Affiliates purchased	8
Deposits from counterparty	20
Payable for Portfolio shares redeemed	77
Accrued investment advisory fees	30
Accrued supervisory and administrative fees	34
Accrued distribution fees	3
Accrued servicing fees	18
Reimbursement to PIMCO	2
116,560

Net Assets	$157,292

Net Assets Consist of:
Paid in capital	$178,985
Undistributed net investment income	1,747
Accumulated undistributed net realized (loss)	(5,081)
Net unrealized (depreciation)	(18,359)
$157,292

Net Assets:
Institutional Class	$8,338
Administrative Class	136,507
Advisor Class	12,447

Shares Issued and Outstanding:
Institutional Class	839
Administrative Class	13,734
Advisor Class	1,252

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$9.94
Administrative Class	9.94
Advisor Class	9.94

Cost of Investments in Securities	$205,392
Cost of Investments in Affiliates	$64,588
Cost or Premiums of Financial Derivative Instruments, net	$(141)

* Includes repurchase agreements of:	$10,254

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands)	Year Ended December 31, 2013

Investment Income:
Interest	$5,864
Dividends from Investments in Affiliates	51
Total Income	5,915

Expenses:
Investment advisory fees	371
Supervisory and administrative fees	412
Servicing fees - Administrative Class	212
Distribution and/or servicing fees - Advisor Class	36
Trustees’ fees	3
Interest expense	57
Total Expenses	1,091

Net Investment Income	4,824

Net Realized Gain (Loss):
Investments in securities	(1,703)
Investments in Affiliates	(15)
Exchange-traded or centrally cleared financial derivative instruments	(212)
Over the counter financial derivative instruments	222
Net Realized (Loss)	(1,708)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(26,003)
Investments in Affiliates	8
Exchange-traded or centrally cleared financial derivative instruments	(80)
Over the counter financial derivative instruments	(156)
Net Change in Unrealized (Depreciation)	(26,231)
Net (Loss)	(27,939)

Net (Decrease) in Net Assets Resulting from Operations	$(23,115)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	9

Statements of Changes in Net Assets PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands)	Year Ended December 31, 2013	Year Ended December 31, 2012

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$4,824	$4,604
Net realized gain (loss)	(1,708)	6,454
Net change in unrealized (depreciation)	(26,231)	(3,938)
Net increase (decrease) resulting from operations	(23,115)	7,120

Distributions to Shareholders:
From net investment income
Institutional Class	(222)	(107)
Administrative Class	(3,365)	(3,489)
Advisor Class	(330)	(214)
From net realized capital gains
Institutional Class	(451)	(859)
Administrative Class	(7,383)	(15,441)
Advisor Class	(726)	(1,334)

Total Distributions	(12,477)	(21,444)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	15,167	17,589

Net Increase (Decrease) in Capital	(20,425)	3,265

Net Assets:
Beginning of year	177,717	174,452
End of year*	$157,292	$177,717

* Including undistributed net investment income of:	$1,747	$824

**	See note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Cash Flows PIMCO Long-Term U.S. Government Portfolio

Year Ended December 31, 2013
(Amounts in thousands)	PIMCO Long-Term U.S. Government Portfolio

Cash flows (used for) operating activities:

Net (decrease) in net assets resulting from operations	$(23,115)

Adjustments to reconcile net (decrease) in net assets from operations to net cash (used for) operating activities:
Purchases of long-term securities	(127,927)
Proceeds from sales of long-term securities	112,672
Proceeds from sales of short-term portfolio investments, net	7,096
(Increase) in deposits with counterparty	(33)
(Increase) in receivable for investments sold	(16,208)
(Increase) in interest and dividends receivable	(112)
(Increase) in exchange-traded or centrally cleared derivatives	(282)
Decrease in over the counter derivatives	214
(Decrease) in payable for investments purchased	(6)
(Decrease) in deposits from counterparty	(1,187)
(Decrease) in accrued investment advisory fees	(3)
(Decrease) in accrued supervisory and administrative fees	(3)
(Decrease) in accrued servicing fee	(1)
Increase in reimbursement to PIMCO	2
Net Realized (Gain) Loss
Investments in securities	1,703
Investments in Affiliates	15
Exchange-traded or centrally cleared financial derivative instruments	212
Over the counter financial derivative instruments	(222)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	26,003
Investments in Affiliates	(8)
Exchange-traded or centrally cleared financial derivative instruments	80
Over the counter financial derivative instruments	156
Net amortization (accretion) on investments	(275)
Net cash (used for) operating activities	(21,229)

Cash flows received from financing activities:
Proceeds from shares sold	31,785
Payments on shares redeemed	(29,227)
Cash dividend paid*	0
Proceeds from reverse repurchase agreements	76,763
Payments on reverse repurchase agreements	(78,366)
Proceeds from sale-buyback transactions	557,626
Payments on sale-buyback transactions	537,360
Net cash received from financing activities	21,221

Net Decrease in Cash	(8)

Cash:
Beginning of year	9
End of year	$1

* Reinvestment of dividends	$12,477

Supplemental disclosure of cash flow information:
Interest expense paid during the year	$87

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	11

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 118.9%

CORPORATE BONDS & NOTES 0.8%

BANKING & FINANCE 0.4%
Private Export Funding Corp.
5.000% due 12/15/2016	$500	$559

INDUSTRIALS 0.4%
Vessel Management Services, Inc.
3.432% due 08/15/2036	736	698

Total Corporate Bonds & Notes (Cost $1,236)		1,257

MUNICIPAL BONDS & NOTES 0.3%

OHIO 0.2%
Hamilton County, Ohio Sales Tax Revenue Bonds, (AMBAC Insured), Series 2000
0.000% due 12/01/2028	500	244

WASHINGTON 0.1%
King County, Washington General Obligation Bonds, Series 2008
4.750% due 01/01/2034	200	204

Total Municipal Bonds & Notes (Cost $373)		448

U.S. GOVERNMENT AGENCIES 15.1%
Fannie Mae
0.000% due 06/01/2017 - 11/15/2030	3,200	1,838
0.225% due 07/25/2037	37	35
0.615% due 08/25/2021	5	5
0.765% due 08/25/2022	2	2
1.065% due 04/25/2032	8	8
2.476% due 01/01/2033	12	13
4.250% due 05/25/2037	66	59
4.500% due 06/25/2019	166	176
5.000% due 04/25/2032 - 08/25/2033	323	362
5.500% due 12/25/2035	110	121
6.080% due 09/01/2028	64	77
6.500% due 07/25/2031	220	248
Federal Farm Credit Bank
5.050% due 03/28/2019	400	455
5.150% due 03/25/2020	250	289
Federal Housing Administration
6.896% due 07/01/2020	155	150
Financing Corp.
0.000% due 09/26/2019	1,500	1,297
10.700% due 10/06/2017	650	862
Freddie Mac
0.000% due 03/15/2031	1,200	534
0.567% due 01/15/2033	18	18
0.867% due 02/15/2027	5	5
1.167% due 02/15/2021	8	9
1.344% due 10/25/2044	53	54
4.000% due 06/15/2032	367	360
5.400% due 03/17/2021	1,000	1,093
5.500% due 08/15/2030 - 02/15/2034	830	903
5.625% due 11/23/2035	600	634
6.750% due 03/15/2031	200	265
7.000% due 07/15/2023 - 12/01/2031	22	25
8.250% due 06/01/2016	350	413

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ginnie Mae
2.000% due 08/20/2030	$5	$6
5.500% due 01/20/2036	772	877
6.000% due 08/20/2033	1,856	2,083
Israel Government AID Bond
0.000% due 02/15/2023 - 05/15/2023	1,800	1,288
5.500% due 04/26/2024	400	462
Overseas Private Investment Corp.
4.736% due 03/15/2022	273	286
Residual Funding Corp. Strips
0.000% due 10/15/2020 - 01/15/2030	4,000	2,486
Resolution Funding Corp.
8.125% due 10/15/2019	1,600	2,080
Resolution Funding Corp. Strips
0.000% due 01/15/2020 - 04/15/2029	4,100	2,525
Small Business Administration
5.240% due 08/01/2023	275	297
5.290% due 12/01/2027	265	288
Tennessee Valley Authority
4.625% due 09/15/2060	400	358
Tennessee Valley Authority Strips
0.000% due 05/01/2030	800	366

Total U.S. Government Agencies (Cost $22,302)		23,712

U.S. TREASURY OBLIGATIONS 93.4%
U.S. Treasury Bonds
2.750% due 11/15/2042	1,500	1,181
2.875% due 05/15/2043 (c)	4,200	3,391
3.125% due 11/15/2041 (c)(e)	25,400	21,856
3.125% due 02/15/2042 (c)	17,000	14,601
3.125% due 02/15/2043 (c)	7,600	6,481
3.750% due 08/15/2041	1,400	1,360
3.750% due 11/15/2043	1,200	1,155
4.250% due 11/15/2040 (c)	6,950	7,369
4.375% due 11/15/2039 (c)	25,200	27,295
4.500% due 08/15/2039 (c)	3,200	3,535
4.625% due 02/15/2040	1,700	1,913
5.250% due 02/15/2029 (c)	8,500	10,209
5.375% due 02/15/2031	600	734
5.500% due 08/15/2028 (c)	10,400	12,794
6.250% due 05/15/2030 (c)	4,200	5,597
U.S. Treasury Inflation Protected Securities (a)
0.750% due 02/15/2042	930	748
U.S. Treasury Notes
0.250% due 01/15/2015	14,500	14,513
1.625% due 11/15/2022 (c)(e)	2,600	2,343
U.S. Treasury Strips
0.000% due 05/15/2031	200	101
0.000% due 05/15/2032	100	48
0.000% due 11/15/2032	3,300	1,549
0.000% due 02/15/2033	1,700	789
0.000% due 05/15/2033	700	321
0.000% due 08/15/2033	500	227
0.000% due 11/15/2033	3,000	1,346
0.000% due 05/15/2034	1,600	703
0.000% due 05/15/2037	700	274
0.000% due 02/15/2040	900	310
0.000% due 05/15/2040	1,250	426
0.000% due 08/15/2040	6,650	2,236
0.000% due 02/15/2042	5,100	1,588

Total U.S. Treasury Obligations (Cost $166,664)		146,993

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 2.2%
Banc of America Commercial Mortgage Trust
5.634% due 07/10/2046	$800	$868
Bear Stearns Adjustable Rate Mortgage Trust
2.572% due 04/25/2033	101	104
2.660% due 10/25/2035	83	83
2.738% due 04/25/2033	14	14
2.761% due 01/25/2034	17	17
2.831% due 02/25/2034	32	31
Countrywide Alternative Loan Trust
0.375% due 05/25/2035	81	68
Countrywide Home Loan Mortgage Pass-Through Trust
0.485% due 03/25/2035	157	116
Credit Suisse First Boston Mortgage Securities Corp.
2.329% due 07/25/2033	31	31
2.482% due 11/25/2032	8	8
First Republic Mortgage Loan Trust
0.517% due 11/15/2031	106	105
HarborView Mortgage Loan Trust
0.296% due 04/19/2038	78	64
0.386% due 05/19/2035	62	54
2.742% due 07/19/2035	58	50
Impac CMB Trust
4.618% due 09/25/2034	284	279
JPMorgan Mortgage Trust
2.753% due 07/25/2035	274	279
MASTR Asset Securitization Trust
5.500% due 09/25/2033	67	68
Residential Accredit Loans, Inc. Trust
0.565% due 01/25/2033	4	4
0.565% due 03/25/2033	14	14
6.000% due 06/25/2036	110	87
Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032	10	11
Sequoia Mortgage Trust
0.517% due 07/20/2033	111	109
Structured Adjustable Rate Mortgage Loan Trust
0.385% due 05/25/2037	170	122
Structured Asset Mortgage Investments Trust
0.826% due 09/19/2032	105	101
1.006% due 10/19/2033	43	39
Wachovia Bank Commercial Mortgage Trust
5.572% due 10/15/2048	300	329
WaMu Mortgage Pass-Through Certificates
1.139% due 08/25/2046	370	320
1.543% due 08/25/2042	4	4
2.463% due 10/25/2046	97	92
Washington Mutual MSC Mortgage Pass-Through Certificates
2.018% due 02/25/2031	1	1
2.063% due 02/25/2033	2	2
2.225% due 02/25/2033	2	2
2.225% due 05/25/2033	6	6

Total Mortgage-Backed Securities (Cost $3,582)		3,482

ASSET-BACKED SECURITIES 0.6%
Bear Stearns Asset-Backed Securities Trust
1.165% due 11/25/2042	68	66
L.A. Arena Funding LLC
7.656% due 12/15/2026	50	57
Renaissance Home Equity Loan Trust
0.665% due 12/25/2033	29	29
1.045% due 08/25/2033	6	6
SLM Student Loan Trust
1.738% due 04/25/2023	798	823

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Specialty Underwriting & Residential Finance Trust
0.845% due 01/25/2034	$12	$10
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
0.745% due 01/25/2033	11	10

Total Asset-Backed Securities (Cost $981)		1,001

SHORT-TERM INSTRUMENTS 6.5%

REPURCHASE AGREEMENTS (b) 6.5%
		10,254

Total Short-Term Instruments (Cost $10,254)		10,254

Total Investments in Securities (Cost $205,392)		187,147

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 41.1%

SHORT-TERM INSTRUMENTS 41.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 41.1%
PIMCO Short-Term Floating NAV Portfolio	6,455,594	$64,588

Total Short-Term Instruments (Cost $64,588)		64,588

Total Investments in Affiliates (Cost $64,588)		64,588

Total Investments 160.0% (Cost $269,980)		$251,735

Financial Derivative Instruments (d)(f) (0.1%)
(Cost or Premiums, net $(141))		(203)

Other Assets and Liabilities, net (59.9%)		(94,240)

Net Assets 100.0%		$157,292

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.010%	12/31/2013	01/02/2014	$9,700	U.S. Treasury Bonds 3.125% due 11/15/2041	$(9,835)	$9,700	$9,700
SSB	0.000%	12/31/2013	01/02/2014	554	Freddie Mac 2.080% due 10/17/2022	(566)	554	554

Total Repurchase Agreements						$(10,401)	$10,254	$10,254

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.070%	01/02/2014	01/15/2014	$(15,886)	$(15,909)
	0.170%	12/18/2013	01/09/2014	(8,584)	(8,592)
FOB	0.070%	01/02/2014	01/07/2014	(4,429)	(4,431)
MSC	0.200%	12/20/2013	01/03/2014	(87,209)	(87,233)

Total Sale-Buyback Transactions					$(116,165)

(2)

As of December 31, 2013, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended December 31, 2013 was $31,365 at a weighted average interest rate of 0.178%.

(3)	Payable for sale-buyback transactions includes $49 of deferred price drop on sale-buyback transactions.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	13

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2013:

(c)	Securities with an aggregate market value of $114,061 have been pledged as collateral under the terms of the following master agreements as of December 31, 2013.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BOS	$9,700	$0	$0	$0	$9,700	$(9,835)	$(135)
SSB	554	0	0	0	554	(566)	(12)

Master Securities Forward Transaction Agreement
BCY	0	0	(24,501)	0	(24,501)	24,062	(439)
FOB	0	0	(4,431)	0	(4,431)	4,382	(49)
MSC	0	0	(87,233)	0	(87,233)	85,597	(1,636)

Total Borrowings and Other Financing Transactions	$10,254	$0	$(116,165)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CME 3-Year Mid-Curve on Eurodollar March Futures	$97.375	03/14/2014	5	$(2)	$(3)

Total Written Options				$(2)	$(3)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar March Futures	Long	03/2016	29	$(21)	$0	$(1)
U.S. Treasury 30-Year Bond March Futures	Long	03/2014	28	(77)	0	(13)

Total Futures Contracts				$(98)	$0	$(14)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2013:

(e)	Securities with an aggregate market value of $88 and cash of $33 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2013. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$(3)	$(14)	$0	$(17)

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GLM	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	03/31/2014	$	55,000	$(56)	$(101)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.300%	03/17/2014		10,600	(14)	(1)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.900%	03/17/2014		10,600	(47)	(81)

								$(117)	$(183)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$2,400	$(22)	$(3)

Total Written Options						$(139)	$(186)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2013

	# of Contracts	Notional Amount	Premiums
Balance at 12/31/2012	0	$45,200	$(147)
Sales	71	127,000	(453)
Closing Buys	0	(8,900)	174
Expirations	(66)	(71,200)	227
Exercised	0	(13,500)	58

Balance at 12/31/2013	5	$78,600	$(141)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2013:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
CBK	$0	$0	$0	$0	$0	$(3)	$0	$(3)	$(3)	$0	$(3)
GLM	0	0	0	0	0	(183)	0	(183)	(183)	0	(183)

Total Over the Counter	$0	$0	$0	$0	$0	$(186)	$0	$(186)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$3	$3
Futures	0	0	0	0	14	14

	$0	$0	$0	$0	$17	$17

Over the counter
Written Options	$0	$0	$0	$0	$186	$186

	$0	$0	$0	$0	$203	$203

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	15

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$28	$28
Futures	0	0	0	0	(8)	(8)
Swap Agreements	0	0	0	0	(232)	(232)

	$0	$0	$0	$0	$(212)	$(212)

Over the counter
Written Options	$0	$0	$0	$0	$222	$222

	$0	$0	$0	$0	$10	$10

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(1)	$(1)
Futures	0	0	0	0	(77)	(77)
Swap Agreements	0	0	0	0	(2)	(2)

	$0	$0	$0	$0	$(80)	$(80)

Over the counter
Written Options	$0	$0	$0	$0	$(156)	$(156)

	$0	$0	$0	$0	$(236)	$(236)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$559	$0	$559
Industrials	0	698	0	698
Municipal Bonds & Notes
Ohio	0	244	0	244
Washington	0	204	0	204
U.S. Government Agencies	0	23,562	150	23,712
U.S. Treasury Obligations	0	146,993	0	146,993
Mortgage-Backed Securities	0	3,482	0	3,482
Asset-Backed Securities	0	1,001	0	1,001
Short-Term Instruments
Repurchase Agreements	0	10,254	0	10,254
	$0	$186,997	$150	$187,147

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$64,588	$0	$0	$64,588

Total Investments	$64,588	$186,997	$150	$251,735

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(17)	0	0	(17)
Over the counter	0	(183)	(3)	(186)
	$(17)	$(183)	$(3)	$(203)

Totals	$64,571	$186,814	$147	$251,532

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2013:

Category and Subcategory	Beginning Balance at 12/31/2012	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2013 (2)
Investments in Securities, at Value
U.S. Government Agencies	$174	$0	$(23)	$0	$0	$(1)	$0	$0	$150	$0

Financial Derivative Instruments - Liabilities
Over the counter	$(5)	$0	$0	$0	$0	$2	$0	$0	$(3)	$2

Totals	$169	$0	$(23)	$0	$0	$1	$0	$0	$147	$2

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
U.S. Government Agencies	$150	Benchmark Pricing	Base Price	97.14

Financial Derivative Instruments - Liabilities
Over the counter	(3)	Indicative Market Quotation	Broker Quote	0.11

Total	$147

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	17

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the

Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(b) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair

18	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions or short sale transactions, have been determined to be at a level requiring a Statement of Cash Flows. The Statement of Cash Flows has been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(e) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot

ANNUAL REPORT	DECEMBER 31, 2013	19

Notes to Financial Statements (Cont.)

guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of

ANNUAL REPORT	DECEMBER 31, 2013	21

Notes to Financial Statements (Cont.)

assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities, such as U.S. Treasury Strips which are Treasury fixed income securities sold at a discount to face value and offer no interest payments; rather, investors receive par at maturity.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2013 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
$62,545	$324,750	$(322,700)	$(15)	$8	$64,588	$51	$0

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a

ANNUAL REPORT	DECEMBER 31, 2013	23

Notes to Financial Statements (Cont.)

futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(b) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate risk.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements. As mentioned earlier in this report, the U.S. is currently experiencing historically low interest rates. This combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, the fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair the performance of the Portfolio.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”)

ANNUAL REPORT	DECEMBER 31, 2013	25

Notes to Financial Statements (Cont.)

govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.225%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2013, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$19,584	$0

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2013, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$122,793	$98,430	$5,281	$12,975

ANNUAL REPORT	DECEMBER 31, 2013	27

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2013		Year Ended 12/31/2012
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	134	$1,560	500	$6,945
Administrative Class	2,162	24,052	1,847	25,435
Advisor Class	531	6,185	634	8,620
Issued as reinvestment of distributions
Institutional Class	64	673	77	966
Administrative Class	1,025	10,748	1,500	18,930
Advisor Class	101	1,056	123	1,548
Cost of shares redeemed
Institutional Class	(73)	(870)	(63)	(870)
Administrative Class	(2,015)	(22,733)	(3,047)	(41,105)
Advisor Class	(498)	(5,504)	(214)	(2,880)
Net increase resulting from Portfolio share transactions	1,431	$15,167	1,357	$17,589

As of December 31, 2013, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 71% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2013, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2010-2012, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2013, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$1,796	$—	$(18,515)	$—	$(4,973)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

(4)	Capital losses realized during the period November 1, 2013 through December 31, 2013 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2013 through December 31, 2013, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2013, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$—	$—	$—	$—

Under the recently enacted Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2013, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$—	$4,973

As of December 31, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$270,236	$2,436	$(20,938)	$(18,501)

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, Lehman holdings, and sale/buyback transactions.

For the fiscal years ended December 31, 2013 and December 31, 2012, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2013	$9,427	$3,050	$—
12/31/2012	$18,251	$3,193	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2013	29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO Long-Term U.S. Government Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO Long-Term U.S. Government Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2014

30	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FOB	Credit Suisse Securities (USA) LLC	MSC	Morgan Stanley & Co., Inc.
BOS	Banc of America Securities LLC	GLM	Goldman Sachs Bank USA	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.

Currency Abbreviations:
USD (or $)	United States Dollar

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Index Abbreviations:
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Municipal Bond or Agency Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.

Other Abbreviations:
AID	Agency International Development	LIBOR	London Interbank Offered Rate

ANNUAL REPORT	DECEMBER 31, 2013	31

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

32	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	172	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2013	33

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian* (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Vice President	11/2013 to Present Treasurer 08/1997 to 11/2013	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

* Effective February 3, 2014, Dr. El-Erian no longer serves as a Senior Vice President of the Trust.

34	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2013	35

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 12-13, 2013, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2014. The Board also considered and approved for an additional one-year term through August 31, 2014, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2014.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreement are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust and the independent Trustees.

The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 12-13, 2013 meeting. The independent Trustees also met with counsel to the Trust and the independent Trustees on August 2, 2013 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

36	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2012, including, but not limited to, undertaking significant technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2013. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2013 and other performance data, as available, for the periods ended June 30, 2013 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2013 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 12-13, 2013 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2013.

ANNUAL REPORT	DECEMBER 31, 2013	37

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Board noted that, for periods ending May 31, 2013, the Administrative Class of 71%, 92% and 100% of the Portfolios outperformed their Lipper category median in the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 86% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2013 (based on the performance of the Administrative Class). The Board also noted that ten of 13 Portfolios, representing 93% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2013, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $23 billion as of May 31, 2013.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expense ratios in their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the size of the assets under management with PIMCO, the manner in which similar portfolios may be managed, different requirements with

38	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to

ANNUAL REPORT	DECEMBER 31, 2013	39

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively; had been reduced for some Portfolios over time; had been held steady for most Portfolios as assets grew, or declined in the case of some Portfolios; and continued to be competitive compared with peers. The Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. The Trustees noted that the benefits of the unified fee were apparent during the recent financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC supported the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and in return for the fees paid to RALLC by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

40	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT43AR_123113

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2013

PIMCO Money Market Portfolio

Share Class

■	Administrative

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	19
Glossary	20
Federal Income Tax Information	21
Management of the Trust	22
Privacy Policy	24
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	25

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2013. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

The past twelve months were marked by ongoing periods of heightened bond market volatility brought on by uncertainty around central bank monetary and fiscal policy, geopolitical concerns, and a slower than hoped for rebound in the global economy. Following a particularly bumpy third quarter, however, all financial markets completed the year along a relatively smoother path. Federal Reserve (“Fed”) Chairman Ben Bernanke laid the groundwork in September, when he clarified the Fed’s commitment to maintain its quantitative easing (“QE”) bond purchase program of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero-bound range. The nomination of Janet Yellen to the Chairmanship further helped to reassure investors that the Fed would be committed to the continuation of their accommodative policies.

As investors were made particularly aware, beginning in mid-May conditions in financial markets deteriorated rapidly as markets reacted to signals by the Fed that it might begin to slow the pace of its asset purchases. This shift in tone fueled a broad-based sell-off within fixed income assets throughout the summer, undermining market liquidity and sending yields higher across the risk spectrum.

By mid-September, however, the Fed announced its intent to delay any tapering until more convincing indicators of economic growth become apparent and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore higher) and a rally across most equity markets. The Fed also maintained the Federal Funds Rate within a narrow range of zero to 25 basis points. Into October, investors were once again kept on edge by the uncertain fiscal policy and political landscape—namely the partial shutdown of the U.S. government that began during the first week of October, the ongoing debt ceiling negotiations between the White House and Congress, and confirmation proceedings for the next Fed Chairman. Investors were relieved by the last-minute deal announced on October 17 that reached an agreement to reopen the U.S. government and raise the debt ceiling.

In November, relative calm prevailed across most fixed income markets, and equity markets continued to rally. The European Central Bank (“ECB”) reduced their main policy rate (or the interest rate at which it lends money to banks) by 25 basis points to 0.25%, likely due to their concern over lower than expected inflation and a weak global growth outlook. The Bank of England (“BOE”) unanimously voted to leave its main policy rate unchanged amid a pickup in economic growth and expectations that this would lead to an eventual decline in the U.K. unemployment rate.

Towards the latter part of December, the Fed announced that beginning in January 2014 it intends to gradually exit its bond-buying program, by reducing it from $85 billion to $75 billion spread equally across mortgage and U.S. Treasury purchases. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee (“FOMC”) provided even greater assurances that the policy rate would remain near a zero-bound range until signs of sustainable growth are more broadly evident in the U.S. economy. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

U.S. Treasuries underperformed most other developed sovereign bond markets on a hedged basis as investors reacted to the various Fed announcements regarding the tapering of their QE bond purchase program. In particular, U.S. Treasury yields rose to their highest level in late December as investors reacted to the Fed’s announcement that it would begin the reduction of its asset purchases starting in January 2014. This decision was made on the back of improving economic data, which included a lower unemployment rate, respectable monthly job reports, and improving housing fundamentals. The benchmark ten-year U.S. Treasury note yielded 3.03% at the end of the reporting period, as compared to 1.76% on December 31, 2012. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 2.02% for the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 8.61% over the period, underperforming nominal U.S. Treasuries. U.S. TIPS sold off, particularly during the second quarter of the reporting period, as the market began to price in the inevitable Fed tapering decision, which was officially announced in December. The decision by the Fed to initiate the tapering of asset purchases was validated via stronger jobs and GDP data, with continual weaker inflation data adding further pressure to U.S. TIPS valuations towards the latter part of the period. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 9.52% over the period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries even with the Fed’s announcement that it would begin to reduce its asset purchases in January 2014. The announcement, however, did lead to differentiated performance among coupons, with lower coupons underperforming, as these bonds have been the largest beneficiaries of Fed purchases. Prices for non-Agency mortgages rose on limited outstanding supply, improving risk appetite and ongoing signs of recovery in the housing sector. Commercial MBS also outperformed amid strong investor demand and a continued rebound in property valuations.

■

The U.S. investment grade credit market, as measured by the Barclays U.S. Credit Index, declined 2.01% for the period, but outperformed like-duration U.S. Treasuries as spreads tightened, ending the year at the lowest level since the global financial crisis began. This positive performance was supported by improving global growth fundamentals and continued easy monetary policy. The high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 7.42% for the period. The sector was one of the best-performing fixed income sectors, benefiting from relatively sound fundamentals and investor demand for higher yielding assets with lower interest rate sensitivity.

■

Emerging markets (“EM”) external debt underperformed U.S. Treasuries during the year and was impacted by the second quarter sell-off. Country-specific stories and the risk-on market sentiment following the Fed tapering announcement supported lower spreads in the fourth quarter, particularly in December. EM local assets particularly underperformed U.S. Treasuries during the period, as weaker EM currencies and increases in local yields weighed on overall returns.

■

Developed market equities posted strong performance in 2013, despite a period marked by considerable volatility and uncertainty around central bank policy. U.S. equities, as measured by the S&P 500 Index, returned 32.39%. Global equities, as represented by the MSCI All Country World Index Net USD and MSCI World Index, returned 22.80% and 26.68%, respectively. Emerging market equities (“EM”), as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.60%. EM equities underperformed developed market equities due to declining earnings growth and rising interest rates in the U.S. which placed pressure on local EM currencies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2014

ANNUAL REPORT	DECEMBER 31, 2013	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Money Market Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, market risk, issuer risk, foreign (non-U.S.) investment risk, management risk and operational risk. A complete description of these risks is contained in the Portfolio’s prospectus. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2013 to December 31, 2013.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2013	5

PIMCO Money Market Portfolio

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

Treasury Repurchase Agreements	69.2%
Government Agency Repurchase Agreements	15.2%
Treasury Debt	11.9%
Government Agency Debt	3.7%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	7-Day Yield	30-Day Yield	1 Year	5 Years	10 Years	Class Inception (09/30/1999)
PIMCO Money Market Portfolio Administrative Class	0.00%	0.00%	0.06%	0.07%	1.56%	2.02%
Citigroup 3-Month Treasury Bill Index±	—	—	0.05%	0.10%	1.59%	2.09%
Lipper Money Market Fund Index±±	—	—	0.01%	0.06%	1.53%	1.97%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.32% for Administrative Class shares.

Money market funds are not insured or guaranteed by Federal Deposit Insurance Corporation (FDIC) or any other government agency and although such funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. If there is a material difference between the quoted total return and the quoted current yield, the yield quotation more closely reflects the current earnings of the portfolio than the total return quotation. Yields are computed by SEC-prescribed calculations and are subject to change.

± Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

±± Lipper Money Market Fund Index is an average of the 30 largest equal weighted Money Market Funds as compiled by Lipper, Inc. It does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/13)	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,000.50	$1,024.70
Expenses Paid During Period†	$0.50	$0.51
Net Annualized Expense Ratio††	0.10%	0.10%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 6 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Money Market Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing at least 97% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations. The Portfolio also may invest up to 3% of its total assets in money market securities that are in the second-highest rating category for short-term obligations that have a remaining maturity of 45 days or less.

»	The Portfolio focused its investments in high quality, short maturity assets and ended the reporting period with a high average quality.

»	The Portfolio’s weighted average maturity decreased slightly over the reporting period.

»	The Portfolio maintained a large allocation to high quality repurchase agreements in order to maintain a high degree of liquidity and minimize interest rate risk at the short end of the yield curve.

»	The Portfolio maintained an allocation to Agency debt which provided a yield advantage over U.S. Treasury Bills.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Money Market Portfolio

Selected Per Share Data for the Year Ended:	12/31/2013		12/31/2012	12/31/2011	12/31/2010	12/31/2009

Administrative Class
Net asset value beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00
Net investment income (a)	0.00	^	0.00 ^	0.00 ^	0.00 ^	0.00 ^
Total income from investment operations	0.00	^	0.00 ^	0.00 ^	0.00 ^	0.00 ^
Dividends from net investment income	(0.00	)^	(0.00)^	(0.00)^	(0.00)^	(0.00)^
Total distributions	(0.00	)^	(0.00)^	(0.00)^	(0.00)^	(0.00)^
Net asset value end of year	$1.00		$1.00	$1.00	$1.00	$1.00
Total return	0.06%		0.06%	0.06%	0.05%	0.11%
Net assets end of year (000s)	$26,566		$28,913	$39,286	$47,775	$55,381
Ratio of expenses to average net assets	0.13	%(b)	0.17%	0.11%	0.22%	0.33%
Ratio of expenses to average net assets excluding waivers	0.41	%(b)	0.47%	0.47%	0.47%	0.50%
Ratio of expenses to average net assets excluding interest expense	0.12	%(b)	0.17%	0.11%	0.22%	0.33%
Ratio of expenses to average net assets excluding interest expense and waivers	0.40	%(b)	0.47%	0.47%	0.47%	0.50%
Ratio of net investment income to average net assets	0.00	%(b)	0.03%	0.04%	0.04%	0.08%

^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Effective July 1, 2013, the Class’s distribution and/or service/12b-1 fees was decreased by 0.15% to 0.00%.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	7

Statement of Assets and Liabilities PIMCO Money Market Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2013

Assets:
Investments, at value
Investments in securities*	$43,664
Cash	1
Interest receivable	7
43,672

Liabilities:
Payable for Portfolio shares redeemed	$13
Accrued investment advisory fees	2
Accrued supervisory and administrative fees	1
Reimbursement to PIMCO	1
17

Net Assets	$43,655

Net Assets Consist of:
Paid in capital	$43,655
$43,655

Net Assets:
Institutional Class	$17,089
Administrative Class	26,566

Shares Issued and Outstanding:
Institutional Class	17,088
Administrative Class	26,565

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$1.00
Administrative Class	1.00

Cost of Investments in Securities	$43,664

* Includes repurchase agreements of:	$36,865

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Money Market Portfolio

(Amounts in thousands)	Year Ended December 31, 2013

Investment Income:
Interest	$61
Total Income	61

Expenses:
Investment advisory fees	56
Supervisory and administrative fees	94
Servicing fees - Administrative Class	21
Trustees’ fees	1
Interest expense	3
Miscellaneous expense	2
Total Expenses	177
Waiver and/or Reimbursement by PIMCO	(117)
Net Expenses	60

Net Investment Income	1

Net Realized Gain:
Investments in securities	6
Net Gain	6

Net Increase in Net Assets Resulting from Operations	$7

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	9

Statements of Changes in Net Assets PIMCO Money Market Portfolio

(Amounts in thousands)	Year Ended December 31, 2013	Year Ended December 31, 2012

(Decrease) in Net Assets from:

Operations:
Net investment income	$1	$70
Net realized gain	6	39
Net increase resulting from operations	7	109

Distributions to Shareholders:
From net investment income
Institutional Class	(11)	(86)
Administrative Class	(17)	(21)

Total Distributions	(28)	(107)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(6,786)	(192,760)

Total (Decrease) in Net Assets	(6,807)	(192,758)

Net Assets:
Beginning of year	50,462	243,220
End of year*	$43,655	$50,462

* Including undistributed (overdistributed) net investment income of:	$0	$0

**	See note 9 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Money Market Portfolio

December 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.0%

SHORT-TERM INSTRUMENTS 100.0%

GOVERNMENT AGENCY DEBT 3.6%
Freddie Mac
0.135% due 02/04/2014	$298	$298
1.000% due 08/27/2014	1,300	1,307

		1,605

GOVERNMENT AGENCY REPURCHASE AGREEMENTS (b) 15.3%
		6,665

TREASURY DEBT 11.9%
U.S. Treasury Notes
0.354% due 11/15/2014 - 11/30/2014 (a)	5,185	5,194

MARKET VALUE (000S)
TREASURY REPURCHASE AGREEMENTS (b) 69.2%
$30,200

Total Short-Term Instruments (Cost $43,664)	43,664

Total Investments in Securities (Cost $43,664)	43,664

Total Investments 100.0% (Cost $43,664)	$43,664

Other Assets and Liabilities, net 0.0%	(9)

Net Assets 100.0%	$43,655

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
Government Agency Repurchase Agreements
BPG	0.030%	12/31/2013	01/02/2014	$2,100	Fannie Mae 4.000% due 11/01/2043	$(2,171)	$2,100	$2,100
GRE	0.020%	12/31/2013	01/02/2014	2,100	Freddie Mac 0.750% due 01/12/2018	(2,145)	2,100	2,100
JPS	0.050%	12/31/2013	01/02/2014	2,100	Fannie Mae 5.000% due 02/13/2017	(2,145)	2,100	2,100
SSB	0.000%	12/31/2013	01/02/2014	365	Freddie Mac 2.080% due 10/17/2022	(376)	365	365

Treasury Repurchase Agreements
BCY	0.010%	12/31/2013	01/02/2014	2,100	U.S. Treasury Notes 0.625% due 08/31/2017	(2,142)	2,100	2,100
BOS	0.010%	12/31/2013	01/02/2014	2,100	U.S. Treasury Notes 0.250% due 02/28/2015	(2,144)	2,100	2,100
BSN	0.020%	12/31/2013	01/02/2014	4,100	U.S. Treasury Notes 2.375% due 02/28/2015	(4,185)	4,100	4,100
FOB	0.010%	12/31/2013	01/02/2014	2,100	U.S. Treasury Notes 0.250% due 10/15/2015	(2,145)	2,100	2,100
MBC	0.020%	12/31/2013	01/02/2014	5,200	U.S. Treasury Bonds 3.875% due 08/15/2040	(5,251)	5,200	5,200
MSC	0.020%	12/31/2013	01/02/2014	2,100	U.S. Treasury Notes 2.125% due 08/31/2020	(2,141)	2,100	2,100
RDR	0.005%	12/31/2013	01/02/2014	5,200	U.S. Treasury Notes 0.750% due 03/31/2018	(5,305)	5,200	5,200
SAL	0.010%	12/31/2013	01/02/2014	2,100	U.S. Treasury Notes 1.000% due 06/30/2019	(2,143)	2,100	2,100
TDM	0.020%	12/31/2013	01/02/2014	5,200	U.S. Treasury Notes 0.875% due 02/28/2017	(5,315)	5,200	5,200

Total Repurchase Agreements						$(37,608)	$36,865	$36,865

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (1)
Global/Master Repurchase Agreement
BCY	$2,100	$0	$0	$0	$2,100	$(2,142)	$(42)
BOS	2,100	0	0	0	2,100	(2,144)	(44)
BPG	2,100	0	0	0	2,100	(2,171)	(71)
BSN	4,100	0	0	0	4,100	(4,185)	(85)
FOB	2,100	0	0	0	2,100	(2,145)	(45)
GRE	2,100	0	0	0	2,100	(2,145)	(45)
JPS	2,100	0	0	0	2,100	(2,145)	(45)
MBC	5,200	0	0	0	5,200	(5,251)	(51)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	11

Schedule of Investments PIMCO Money Market Portfolio (Cont.)

December 31, 2013

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (1)
MSC	$2,100	$0	$0	$0	$2,100	$(2,141)	$(41)
RDR	5,200	0	0	0	5,200	(5,305)	(105)
SAL	2,100	0	0	0	2,100	(2,143)	(43)
SSB	365	0	0	0	365	(376)	(11)
TDM	5,200	0	0	0	5,200	(5,315)	(115)

Total Borrowings and Other Financing Transactions	$36,865	$0	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 5, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Short-Term Instruments
Government Agency Debt	$0	$1,605	$0	$1,605
Government Agency Repurchase Agreements	0	6,665	0	6,665
Treasury Debt	0	5,194	0	5,194
Treasury Repurchase Agreements	0	30,200	0	30,200
Total Investments	$0	$43,664	$0	$43,664

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2013

1. ORGANIZATION

The PIMCO Money Market Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations.

(b) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statement of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

ANNUAL REPORT	DECEMBER 31, 2013	13

Notes to Financial Statements (Cont.)

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

The Portfolio’s securities are valued using the amortized cost method of valuation, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. These investments are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal

14	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in fixed income securities expose the Portfolio to various risks such as but not limited to, interest rate, issuer and foreign (non-U.S.) investments risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements. As mentioned earlier in this report, the U.S. is currently experiencing historically low interest rates. This combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, the fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair the performance of the Portfolio.

The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

The Portfolio may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Portfolio’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Portfolio invests a significant portion of its assets in a specific geographic region, the Portfolio will generally have more exposure to regional economic risks associated with foreign investments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to

ANNUAL REPORT	DECEMBER 31, 2013	15

Notes to Financial Statements (Cont.)

make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. Pacific Investment Management Company LLC (“PIMCO”), as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged, or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

6. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.12%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.20%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. Prior to July 1, 2013, the Trust had adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust was permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

To maintain certain net yields for the Portfolio, PIMCO and the Trust’s Distributor have entered into a fee and expense limitation agreement with the Portfolio (the “Agreement”) pursuant to which PIMCO or the Distributor may temporarily and voluntarily waive, reduce or reimburse all or any portion of the Portfolio’s Supervisory and Administrative Fee,

16	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

any service fees applicable to a class of the Portfolio, or to the extent necessary, the Portfolio’s Investment Advisory Fee, each waiver, reduction or reimbursement in an amount and for a period of time as determined by PIMCO or the Distributor.

In any month in which the Investment Advisory Contract or Supervision and Administration Agreement is in effect, PIMCO may recoup from the Portfolio any portion of the Supervisory and Administrative Fee or Investment Advisory Fee waived, reduced or reimbursed pursuant to the Agreement (the “Reimbursement Amount”) during the previous 36 months, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata trustee fees pursuant to the Expense Limitation Agreement between PIMCO and the Trust, exceed 0.0049% of the class of the Portfolio’s average net assets; 2) exceed the total Reimbursement Amount; 3) include any amounts previously reimbursed to PIMCO; or 4) cause any class of the Portfolio to maintain a negative yield. The Reimbursement Amount will be reimbursed in the same order that fees were waived as described above, except the Portfolio will not reimburse PIMCO or its affiliates for any portion of the service fees waived, reduced or reimbursed pursuant to the Agreement. There is no guarantee that the Portfolio will maintain a positive net yield. As of December 31, 2013, the recoverable amount to PIMCO was $1,251,232.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

7. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

8. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2013		Year Ended 12/31/2012
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	2,625	$2,625	21,121	$21,121
Administrative Class	6,516	6,516	4,813	4,813
Issued as reinvestment of distributions
Institutional Class	11	11	86	86
Administrative Class	17	17	21	21
Cost of shares redeemed
Institutional Class	(7,087)	(7,087)	(203,584)	(203,584)
Administrative Class	(8,868)	(8,868)	(15,217)	(15,217)
Net (decrease) resulting from Portfolio share transactions	(6,786)	$(6,786)	(192,760)	$(192,760)

As of December 31, 2013, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 74% of the Portfolio.

ANNUAL REPORT	DECEMBER 31, 2013	17

Notes to Financial Statements (Cont.)

10. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

11. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2013, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2010-2012, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2013, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$—	$—	$—	$—	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through December 31, 2013 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2013 through December 31, 2013, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2013, the Portfolio had no accumulated capital losses.

As of December 31, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$43,664	$—	$—	$—

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferral

For the fiscal years ended December 31, 2013 and December 31, 2012, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2013	$28	$—	$—
12/31/2012	$107	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

18	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Administrative Class Shareholders of PIMCO Money Market Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Money Market Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2014

ANNUAL REPORT	DECEMBER 31, 2013	19

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	GRE	RBS Securities, Inc.	RDR	RBC Dain Rausher, Inc.
BOS	Bank of America Securities LLC	JPS	JPMorgan Securities, Inc.	SAL	Citigroup Global Markets, Inc.
BPG	BNP Paribas Securities Corp.	MBC	HSBC Bank Plc	SSB	State Street Bank and Trust Co.
BSN	Bank of Nova Scotia	MSC	Morgan Stanley & Co., Inc.	TDM	TD Securities (USA) LLC
FOB	Credit Suisse Securities (USA) LLC

Currency Abbreviations:
USD (or $)	United States Dollar

20	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2013	21

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	172	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

22	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian* (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Vice President	11/2013 to Present Treasurer 08/1997 to 11/2013	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

* Effective February 3, 2014, Dr. El-Erian no longer serves as a Senior Vice President of the Trust.

ANNUAL REPORT	DECEMBER 31, 2013	23

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

24	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 12-13, 2013, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2014. The Board also considered and approved for an additional one-year term through August 31, 2014, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2014.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreement are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust and the independent Trustees.

The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 12-13, 2013 meeting. The independent Trustees also met with counsel to the Trust and the independent Trustees on August 2, 2013 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

ANNUAL REPORT	DECEMBER 31, 2013	25

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2012, including, but not limited to, undertaking significant technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2013. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2013 and other performance data, as available, for the periods ended June 30, 2013 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2013 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 12-13, 2013 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2013.

26	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Board noted that, for periods ending May 31, 2013, the Administrative Class of 71%, 92% and 100% of the Portfolios outperformed their Lipper category median in the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 86% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2013 (based on the performance of the Administrative Class). The Board also noted that ten of 13 Portfolios, representing 93% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2013, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $23 billion as of May 31, 2013.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expense ratios in their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the size of the assets under management with PIMCO, the manner in which similar portfolios may be managed, different requirements with

ANNUAL REPORT	DECEMBER 31, 2013	27

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to

28	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively; had been reduced for some Portfolios over time; had been held steady for most Portfolios as assets grew, or declined in the case of some Portfolios; and continued to be competitive compared with peers. The Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. The Trustees noted that the benefits of the unified fee were apparent during the recent financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC supported the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and in return for the fees paid to RALLC by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2013	29

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT53AR_123113

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2013

PIMCO Money Market Portfolio

Share Class

■	Institutional

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	19
Glossary	20
Federal Income Tax Information	21
Management of the Trust	22
Privacy Policy	24
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	25

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2013. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

The past twelve months were marked by ongoing periods of heightened bond market volatility brought on by uncertainty around central bank monetary and fiscal policy, geopolitical concerns, and a slower than hoped for rebound in the global economy. Following a particularly bumpy third quarter, however, all financial markets completed the year along a relatively smoother path. Federal Reserve (“Fed”) Chairman Ben Bernanke laid the groundwork in September, when he clarified the Fed’s commitment to maintain its quantitative easing (“QE”) bond purchase program of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero-bound range. The nomination of Janet Yellen to the Chairmanship further helped to reassure investors that the Fed would be committed to the continuation of their accommodative policies.

As investors were made particularly aware, beginning in mid-May conditions in financial markets deteriorated rapidly as markets reacted to signals by the Fed that it might begin to slow the pace of its asset purchases. This shift in tone fueled a broad-based sell-off within fixed income assets throughout the summer, undermining market liquidity and sending yields higher across the risk spectrum.

By mid-September, however, the Fed announced its intent to delay any tapering until more convincing indicators of economic growth become apparent and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore higher) and a rally across most equity markets. The Fed also maintained the Federal Funds Rate within a narrow range of zero to 25 basis points. Into October, investors were once again kept on edge by the uncertain fiscal policy and political landscape—namely the partial shutdown of the U.S. government that began during the first week of October, the ongoing debt ceiling negotiations between the White House and Congress, and confirmation proceedings for the next Fed Chairman. Investors were relieved by the last-minute deal announced on October 17 that reached an agreement to reopen the U.S. government and raise the debt ceiling.

In November, relative calm prevailed across most fixed income markets, and equity markets continued to rally. The European Central Bank (“ECB”) reduced their main policy rate (or the interest rate at which it lends money to banks) by 25 basis points to 0.25%, likely due to their concern over lower than expected inflation and a weak global growth outlook. The Bank of England (“BOE”) unanimously voted to leave its main policy rate unchanged amid a pickup in economic growth and expectations that this would lead to an eventual decline in the U.K. unemployment rate.

Towards the latter part of December, the Fed announced that beginning in January 2014 it intends to gradually exit its bond-buying program, by reducing it from $85 billion to $75 billion spread equally across mortgage and U.S. Treasury purchases. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee (“FOMC”) provided even greater assurances that the policy rate would remain near a zero-bound range until signs of sustainable growth are more broadly evident in the U.S. economy. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

U.S. Treasuries underperformed most other developed sovereign bond markets on a hedged basis as investors reacted to the various Fed announcements regarding the tapering of their QE bond purchase program. In particular, U.S. Treasury yields rose to their highest level in late December as investors reacted to the Fed’s announcement that it would begin the reduction of its asset purchases starting in January 2014. This decision was made on the back of improving economic data, which included a lower unemployment rate, respectable monthly job reports, and improving housing fundamentals. The benchmark ten-year U.S. Treasury note yielded 3.03% at the end of the reporting period, as compared to 1.76% on December 31, 2012. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 2.02% for the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 8.61% over the period, underperforming nominal U.S. Treasuries. U.S. TIPS sold off, particularly during the second quarter of the reporting period, as the market began to price in the inevitable Fed tapering decision, which was officially announced in December. The decision by the Fed to initiate the tapering of asset purchases was validated via stronger jobs and GDP data, with continual weaker inflation data adding further pressure to U.S. TIPS valuations towards the latter part of the period. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 9.52% over the period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries even with the Fed’s announcement that it would begin to reduce its asset purchases in January 2014. The announcement, however, did lead to differentiated performance among coupons, with lower coupons underperforming, as these bonds have been the largest beneficiaries of Fed purchases. Prices for non-Agency mortgages rose on limited outstanding supply, improving risk appetite and ongoing signs of recovery in the housing sector. Commercial MBS also outperformed amid strong investor demand and a continued rebound in property valuations.

■

The U.S. investment grade credit market, as measured by the Barclays U.S. Credit Index, declined 2.01% for the period, but outperformed like-duration U.S. Treasuries as spreads tightened, ending the year at the lowest level since the global financial crisis began. This positive performance was supported by improving global growth fundamentals and continued easy monetary policy. The high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 7.42% for the period. The sector was one of the best-performing fixed income sectors, benefiting from relatively sound fundamentals and investor demand for higher yielding assets with lower interest rate sensitivity.

■

Emerging markets (“EM”) external debt underperformed U.S. Treasuries during the year and was impacted by the second quarter sell-off. Country-specific stories and the risk-on market sentiment following the Fed tapering announcement supported lower spreads in the fourth quarter, particularly in December. EM local assets particularly underperformed U.S. Treasuries during the period, as weaker EM currencies and increases in local yields weighed on overall returns.

■

Developed market equities posted strong performance in 2013, despite a period marked by considerable volatility and uncertainty around central bank policy. U.S. equities, as measured by the S&P 500 Index, returned 32.39%. Global equities, as represented by the MSCI All Country World Index Net USD and MSCI World Index, returned 22.80% and 26.68%, respectively. Emerging market equities (“EM”), as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.60%. EM equities underperformed developed market equities due to declining earnings growth and rising interest rates in the U.S. which placed pressure on local EM currencies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2014

ANNUAL REPORT	DECEMBER 31, 2013	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Money Market Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, market risk, issuer risk, foreign (non-U.S.) investment risk, management risk and operational risk. A complete description of these risks is contained in the Portfolio’s prospectus. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

4	PIMCO VARIABLE INSURANCE TRUST

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2013 to December 31, 2013.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2013	5

PIMCO Money Market Portfolio

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown‡

Treasury Repurchase Agreements	69.2%
Government Agency Repurchase Agreements	15.2%
Treasury Debt	11.9%
Government Agency Debt	3.7%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	7-Day Yield	30-Day Yield	1 Year	5 Years	10 Years	Class Inception (04/10/2000)
PIMCO Money Market Portfolio Institutional Class	0.00%	0.00%	0.06%	0.07%	1.64%	1.99%
Citigroup 3-Month Treasury Bill Index±	—	—	0.05%	0.10%	1.59%	1.98%	*
Lipper Money Market Fund Index±±	—	—	0.01%	0.06%	1.53%	1.85%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 03/31/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.32% for Institutional Class shares.

Money market funds are not insured or guaranteed by Federal Deposit Insurance Corporation (FDIC) or any other government agency and although such funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. If there is a material difference between the quoted total return and the quoted current yield, the yield quotation more closely reflects the current earnings of the portfolio than the total return quotation. Yields are computed by SEC-prescribed calculations and are subject to change.

± Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

±± Lipper Money Market Fund Index is an average of the 30 largest equal weighted Money Market Funds as compiled by Lipper, Inc. It does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/13)	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,000.50	$1,024.70
Expenses Paid During Period†	$0.50	$0.51
Net Annualized Expense Ratio††	0.10%	0.10%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 6 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Money Market Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing at least 97% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations. The Portfolio also may invest up to 3% of its total assets in money market securities that are in the second-highest rating category for short-term obligations that have a remaining maturity of 45 days or less.

»	The Portfolio focused its investments in high quality, short maturity assets and ended the reporting period with a high average quality.

»	The Portfolio’s weighted average maturity decreased slightly over the reporting period.

»	The Portfolio maintained a large allocation to high quality repurchase agreements in order to maintain a high degree of liquidity and minimize interest rate risk at the short end of the yield curve.

»	The Portfolio maintained an allocation to Agency debt which provided a yield advantage over U.S. Treasury Bills.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Money Market Portfolio

Selected Per Share Data for the Year Ended:	12/31/2013	12/31/2012	12/31/2011	12/31/2010	12/31/2009

Institutional Class
Net asset value beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (a)	0.00 ^	0.00 ^	0.00 ^	0.00 ^	0.00 ^
Total income from investment operations	0.00 ^	0.00 ^	0.00 ^	0.00 ^	0.00 ^
Dividends from net investment income	(0.00)^	(0.00)^	(0.00)^	(0.00)^	(0.00)^
Total distributions	(0.00)^	(0.00)^	(0.00)^	(0.00)^	(0.00)^
Net asset value end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.06%	0.06%	0.06%	0.05%	0.14%
Net assets end of year (000s)	$17,089	$21,549	$203,934	$211,196	$210,746
Ratio of expenses to average net assets	0.13%	0.17%	0.11%	0.22%	0.31%
Ratio of expenses to average net assets excluding waivers	0.33%	0.32%	0.32%	0.32%	0.35%
Ratio of expenses to average net assets excluding interest expense	0.12%	0.17%	0.11%	0.22%	0.31%
Ratio of expenses to average net assets excluding interest expense and waivers	0.32%	0.32%	0.32%	0.32%	0.35%
Ratio of net investment income to average net assets	0.00%	0.04%	0.04%	0.04%	0.10%

^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	7

Statement of Assets and Liabilities PIMCO Money Market Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2013

Assets:
Investments, at value
Investments in securities*	$43,664
Cash	1
Interest receivable	7
43,672

Liabilities:
Payable for Portfolio shares redeemed	$13
Accrued investment advisory fees	2
Accrued supervisory and administrative fees	1
Reimbursement to PIMCO	1
17

Net Assets	$43,655

Net Assets Consist of:
Paid in capital	$43,655
$43,655

Net Assets:
Institutional Class	$17,089
Administrative Class	26,566

Shares Issued and Outstanding:
Institutional Class	17,088
Administrative Class	26,565

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$1.00
Administrative Class	1.00

Cost of Investments in Securities	$43,664

* Includes repurchase agreements of:	$36,865

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Money Market Portfolio

(Amounts in thousands)	Year Ended December 31, 2013

Investment Income:
Interest	$61
Total Income	61

Expenses:
Investment advisory fees	56
Supervisory and administrative fees	94
Servicing fees - Administrative Class	21
Trustees’ fees	1
Interest expense	3
Miscellaneous expense	2
Total Expenses	177
Waiver and/or Reimbursement by PIMCO	(117)
Net Expenses	60

Net Investment Income	1

Net Realized Gain:
Investments in securities	6
Net Gain	6

Net Increase in Net Assets Resulting from Operations	$7

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	9

Statements of Changes in Net Assets PIMCO Money Market Portfolio

(Amounts in thousands)	Year Ended December 31, 2013	Year Ended December 31, 2012

(Decrease) in Net Assets from:

Operations:
Net investment income	$1	$70
Net realized gain	6	39
Net increase resulting from operations	7	109

Distributions to Shareholders:
From net investment income
Institutional Class	(11)	(86)
Administrative Class	(17)	(21)

Total Distributions	(28)	(107)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(6,786)	(192,760)

Total (Decrease) in Net Assets	(6,807)	(192,758)

Net Assets:
Beginning of year	50,462	243,220
End of year*	$43,655	$50,462

* Including undistributed (overdistributed) net investment income of:	$0	$0

**	See note 9 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Money Market Portfolio

December 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.0%

SHORT-TERM INSTRUMENTS 100.0%

GOVERNMENT AGENCY DEBT 3.6%
Freddie Mac
0.135% due 02/04/2014	$298	$298
1.000% due 08/27/2014	1,300	1,307

		1,605

GOVERNMENT AGENCY REPURCHASE AGREEMENTS (b) 15.3%
		6,665

TREASURY DEBT 11.9%
U.S. Treasury Notes
0.354% due 11/15/2014 - 11/30/2014 (a)	5,185	5,194

MARKET VALUE (000S)
TREASURY REPURCHASE AGREEMENTS (b) 69.2%
$30,200

Total Short-Term Instruments (Cost $43,664)	43,664

Total Investments in Securities (Cost $43,664)	43,664

Total Investments 100.0% (Cost $43,664)	$43,664

Other Assets and Liabilities, net 0.0%	(9)

Net Assets 100.0%	$43,655

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
Government Agency Repurchase Agreements
BPG	0.030%	12/31/2013	01/02/2014	$2,100	Fannie Mae 4.000% due 11/01/2043	$(2,171)	$2,100	$2,100
GRE	0.020%	12/31/2013	01/02/2014	2,100	Freddie Mac 0.750% due 01/12/2018	(2,145)	2,100	2,100
JPS	0.050%	12/31/2013	01/02/2014	2,100	Fannie Mae 5.000% due 02/13/2017	(2,145)	2,100	2,100
SSB	0.000%	12/31/2013	01/02/2014	365	Freddie Mac 2.080% due 10/17/2022	(376)	365	365

Treasury Repurchase Agreements
BCY	0.010%	12/31/2013	01/02/2014	2,100	U.S. Treasury Notes 0.625% due 08/31/2017	(2,142)	2,100	2,100
BOS	0.010%	12/31/2013	01/02/2014	2,100	U.S. Treasury Notes 0.250% due 02/28/2015	(2,144)	2,100	2,100
BSN	0.020%	12/31/2013	01/02/2014	4,100	U.S. Treasury Notes 2.375% due 02/28/2015	(4,185)	4,100	4,100
FOB	0.010%	12/31/2013	01/02/2014	2,100	U.S. Treasury Notes 0.250% due 10/15/2015	(2,145)	2,100	2,100
MBC	0.020%	12/31/2013	01/02/2014	5,200	U.S. Treasury Bonds 3.875% due 08/15/2040	(5,251)	5,200	5,200
MSC	0.020%	12/31/2013	01/02/2014	2,100	U.S. Treasury Notes 2.125% due 08/31/2020	(2,141)	2,100	2,100
RDR	0.005%	12/31/2013	01/02/2014	5,200	U.S. Treasury Notes 0.750% due 03/31/2018	(5,305)	5,200	5,200
SAL	0.010%	12/31/2013	01/02/2014	2,100	U.S. Treasury Notes 1.000% due 06/30/2019	(2,143)	2,100	2,100
TDM	0.020%	12/31/2013	01/02/2014	5,200	U.S. Treasury Notes 0.875% due 02/28/2017	(5,315)	5,200	5,200

Total Repurchase Agreements						$(37,608)	$36,865	$36,865

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (1)
Global/Master Repurchase Agreement
BCY	$2,100	$0	$0	$0	$2,100	$(2,142)	$(42)
BOS	2,100	0	0	0	2,100	(2,144)	(44)
BPG	2,100	0	0	0	2,100	(2,171)	(71)
BSN	4,100	0	0	0	4,100	(4,185)	(85)
FOB	2,100	0	0	0	2,100	(2,145)	(45)
GRE	2,100	0	0	0	2,100	(2,145)	(45)
JPS	2,100	0	0	0	2,100	(2,145)	(45)
MBC	5,200	0	0	0	5,200	(5,251)	(51)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	11

Schedule of Investments PIMCO Money Market Portfolio (Cont.)

December 31, 2013

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (1)
MSC	$2,100	$0	$0	$0	$2,100	$(2,141)	$(41)
RDR	5,200	0	0	0	5,200	(5,305)	(105)
SAL	2,100	0	0	0	2,100	(2,143)	(43)
SSB	365	0	0	0	365	(376)	(11)
TDM	5,200	0	0	0	5,200	(5,315)	(115)

Total Borrowings and Other Financing Transactions	$36,865	$0	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 5, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Short-Term Instruments
Government Agency Debt	$0	$1,605	$0	$1,605
Government Agency Repurchase Agreements	0	6,665	0	6,665
Treasury Debt	0	5,194	0	5,194
Treasury Repurchase Agreements	0	30,200	0	30,200
Total Investments	$0	$43,664	$0	$43,664

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2013

1. ORGANIZATION

The PIMCO Money Market Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations.

(b) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized gains reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statement of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

ANNUAL REPORT	DECEMBER 31, 2013	13

Notes to Financial Statements (Cont.)

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

The Portfolio’s securities are valued using the amortized cost method of valuation, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. These investments are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith

14	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in fixed income securities expose the Portfolio to various risks such as but not limited to, interest rate, issuer and foreign (non-U.S.) investments risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements. As mentioned earlier in this report, the U.S. is currently experiencing historically low interest rates. This combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, the fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair the performance of the Portfolio.

The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

The Portfolio may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Portfolio’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Portfolio invests a significant portion of its assets in a specific geographic region, the Portfolio will generally have more exposure to regional economic risks associated with foreign investments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase

ANNUAL REPORT	DECEMBER 31, 2013	15

Notes to Financial Statements (Cont.)

agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. Pacific Investment Management Company LLC (“PIMCO”), as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged, or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

6. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the

“Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.12%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.20%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. Prior to July 1, 2013, the Trust had adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust was permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

To maintain certain net yields for the Portfolio, PIMCO and the Trust’s Distributor have entered into a fee and expense limitation agreement

16	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

with the Portfolio (the “Agreement”) pursuant to which PIMCO or the Distributor may temporarily and voluntarily waive, reduce or reimburse all or any portion of the Portfolio’s Supervisory and Administrative Fee, any service fees applicable to a class of the Portfolio, or to the extent necessary, the Portfolio’s Investment Advisory Fee, each waiver, reduction or reimbursement in an amount and for a period of time as determined by PIMCO or the Distributor.

In any month in which the Investment Advisory Contract or Supervision and Administration Agreement is in effect, PIMCO may recoup from the Portfolio any portion of the Supervisory and Administrative Fee or Investment Advisory Fee waived, reduced or reimbursed pursuant to the Agreement (the “Reimbursement Amount”) during the previous 36 months, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata trustee fees pursuant to the Expense Limitation Agreement between PIMCO and the Trust, exceed 0.0049% of the class of the Portfolio’s average net assets; 2) exceed the total Reimbursement Amount; 3) include any amounts previously reimbursed to PIMCO; or 4) cause any class of the Portfolio to maintain a negative yield. The Reimbursement Amount will be reimbursed in the same order that fees were waived as described above, except the Portfolio will not reimburse PIMCO or its affiliates for any portion of the service fees waived, reduced or reimbursed pursuant to the Agreement. There is no guarantee that the Portfolio will maintain a positive net yield. As of December 31, 2013, the recoverable amount to PIMCO was $1,251,232.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

7. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

8. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2013		Year Ended 12/31/2012
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	2,625	$2,625	21,121	$21,121
Administrative Class	6,516	6,516	4,813	4,813
Issued as reinvestment of distributions
Institutional Class	11	11	86	86
Administrative Class	17	17	21	21
Cost of shares redeemed
Institutional Class	(7,087)	(7,087)	(203,584)	(203,584)
Administrative Class	(8,868)	(8,868)	(15,217)	(15,217)
Net (decrease) resulting from Portfolio share transactions	(6,786)	$(6,786)	(192,760)	$(192,760)

ANNUAL REPORT	DECEMBER 31, 2013	17

Notes to Financial Statements (Cont.)

As of December 31, 2013, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 74% of the Portfolio.

10. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

11. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2013, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2010-2012, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2013, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$—	$—	$—	$—	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through December 31, 2013 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2013 through December 31, 2013, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2013, the Portfolio had no accumulated capital losses.

As of December 31, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$43,664	$—	$—	$—

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferral

For the fiscal years ended December 31, 2013 and December 31, 2012, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2013	$28	$—	$—
12/31/2012	$107	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

18	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO Money Market Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO Money Market Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2014

ANNUAL REPORT	DECEMBER 31, 2013	19

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	GRE	RBS Securities, Inc.	RDR	RBC Dain Rausher, Inc.
BOS	Bank of America Securities LLC	JPS	JPMorgan Securities, Inc.	SAL	Citigroup Global Markets, Inc.
BPG	BNP Paribas Securities Corp.	MBC	HSBC Bank Plc	SSB	State Street Bank and Trust Co.
BSN	Bank of Nova Scotia	MSC	Morgan Stanley & Co., Inc.	TDM	TD Securities (USA) LLC
FOB	Credit Suisse Securities (USA) LLC

Currency Abbreviations:
USD (or $)	United States Dollar

20	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2013	21

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	172	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

22	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian* (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Vice President	11/2013 to Present Treasurer 08/1997 to 11/2013	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

* Effective February 3, 2014, Dr. El-Erian no longer serves as a Senior Vice President of the Trust.

ANNUAL REPORT	DECEMBER 31, 2013	23

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

24	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 12-13, 2013, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2014. The Board also considered and approved for an additional one-year term through August 31, 2014, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2014.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreement are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust and the independent Trustees.

The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 12-13, 2013 meeting. The independent Trustees also met with counsel to the Trust and the independent Trustees on August 2, 2013 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

ANNUAL REPORT	DECEMBER 31, 2013	25

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2012, including, but not limited to, undertaking significant technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2013. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2013 and other performance data, as available, for the periods ended June 30, 2013 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2013 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 12-13, 2013 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2013.

26	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Board noted that, for periods ending May 31, 2013, the Administrative Class of 71%, 92% and 100% of the Portfolios outperformed their Lipper category median in the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 86% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2013 (based on the performance of the Administrative Class). The Board also noted that ten of 13 Portfolios, representing 93% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2013, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $23 billion as of May 31, 2013.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expense ratios in their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the size of the assets under management with PIMCO, the manner in which similar portfolios may be managed, different requirements with

ANNUAL REPORT	DECEMBER 31, 2013	27

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to

28	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively; had been reduced for some Portfolios over time; had been held steady for most Portfolios as assets grew, or declined in the case of some Portfolios; and continued to be competitive compared with peers. The Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. The Trustees noted that the benefits of the unified fee were apparent during the recent financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC supported the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and in return for the fees paid to RALLC by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2013	29

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT55AR_123113

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2013

PIMCO Real Return Portfolio

Share Class

■	Administrative

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Statement of Cash Flows	11
Schedule of Investments	12
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	37
Glossary	38
Federal Income Tax Information	39
Management of the Trust	40
Privacy Policy	42
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	43

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2013. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

The past twelve months were marked by ongoing periods of heightened bond market volatility brought on by uncertainty around central bank monetary and fiscal policy, geopolitical concerns, and a slower than hoped for rebound in the global economy. Following a particularly bumpy third quarter, however, all financial markets completed the year along a relatively smoother path. Federal Reserve (“Fed”) Chairman Ben Bernanke laid the groundwork in September, when he clarified the Fed’s commitment to maintain its quantitative easing (“QE”) bond purchase program of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero-bound range. The nomination of Janet Yellen to the Chairmanship further helped to reassure investors that the Fed would be committed to the continuation of their accommodative policies.

As investors were made particularly aware, beginning in mid-May conditions in financial markets deteriorated rapidly as markets reacted to signals by the Fed that it might begin to slow the pace of its asset purchases. This shift in tone fueled a broad-based sell-off within fixed income assets throughout the summer, undermining market liquidity and sending yields higher across the risk spectrum.

By mid-September, however, the Fed announced its intent to delay any tapering until more convincing indicators of economic growth become apparent and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore higher) and a rally across most equity markets. The Fed also maintained the Federal Funds Rate within a narrow range of zero to 25 basis points. Into October, investors were once again kept on edge by the uncertain fiscal policy and political landscape—namely the partial shutdown of the U.S. government that began during the first week of October, the ongoing debt ceiling negotiations between the White House and Congress, and confirmation proceedings for the next Fed Chairman. Investors were relieved by the last-minute deal announced on October 17 that reached an agreement to reopen the U.S. government and raise the debt ceiling.

In November, relative calm prevailed across most fixed income markets, and equity markets continued to rally. The European Central Bank (“ECB”) reduced their main policy rate (or the interest rate at which it lends money to banks) by 25 basis points to 0.25%, likely due to their concern over lower than expected inflation and a weak global growth outlook. The Bank of England (“BOE”) unanimously voted to leave its main policy rate unchanged amid a pickup in economic growth and expectations that this would lead to an eventual decline in the U.K. unemployment rate.

Towards the latter part of December, the Fed announced that beginning in January 2014 it intends to gradually exit its bond-buying program, by reducing it from $85 billion to $75 billion spread equally across mortgage and U.S. Treasury purchases. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee (“FOMC”) provided even greater assurances that the policy rate would remain near a zero-bound range until signs of sustainable growth are more broadly evident in the U.S. economy. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

U.S. Treasuries underperformed most other developed sovereign bond markets on a hedged basis as investors reacted to the various Fed announcements regarding the tapering of their QE bond purchase program. In particular, U.S. Treasury yields rose to their highest level in late December as investors reacted to the Fed’s announcement that it would begin the reduction of its asset purchases starting in January 2014. This decision was made on the back of improving economic data, which included a lower unemployment rate, respectable monthly job reports, and improving housing fundamentals. The benchmark ten-year U.S. Treasury note yielded 3.03% at the end of the reporting period, as compared to 1.76% on December 31, 2012. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 2.02% for the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 8.61% over the period, underperforming nominal U.S. Treasuries. U.S. TIPS sold off, particularly during the second quarter of the reporting period, as the market began to price in the inevitable Fed tapering decision, which was officially announced in December. The decision by the Fed to initiate the tapering of asset purchases was validated via stronger jobs and GDP data, with continual weaker inflation data adding further pressure to U.S. TIPS valuations towards the latter part of the period. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 9.52% over the period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries even with the Fed’s announcement that it would begin to reduce its asset purchases in January 2014. The announcement, however, did lead to differentiated performance among coupons, with lower coupons underperforming, as these bonds have been the largest beneficiaries of Fed purchases. Prices for non-Agency mortgages rose on limited outstanding supply, improving risk appetite and ongoing signs of recovery in the housing sector. Commercial MBS also outperformed amid strong investor demand and a continued rebound in property valuations.

■

The U.S. investment grade credit market, as measured by the Barclays U.S. Credit Index, declined 2.01% for the period, but outperformed like-duration U.S. Treasuries as spreads tightened, ending the year at the lowest level since the global financial crisis began. This positive performance was supported by improving global growth fundamentals and continued easy monetary policy. The high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 7.42% for the period. The sector was one of the best-performing fixed income sectors, benefiting from relatively sound fundamentals and investor demand for higher yielding assets with lower interest rate sensitivity.

■

Emerging markets (“EM”) external debt underperformed U.S. Treasuries during the year and was impacted by the second quarter sell-off. Country-specific stories and the risk-on market sentiment following the Fed tapering announcement supported lower spreads in the fourth quarter, particularly in December. EM local assets particularly underperformed U.S. Treasuries during the period, as weaker EM currencies and increases in local yields weighed on overall returns.

■

Developed market equities posted strong performance in 2013, despite a period marked by considerable volatility and uncertainty around central bank policy. U.S. equities, as measured by the S&P 500 Index, returned 32.39%. Global equities, as represented by the MSCI All Country World Index Net USD and MSCI World Index, returned 22.80% and 26.68%, respectively. Emerging market equities (“EM”), as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.60%. EM equities underperformed developed market equities due to declining earnings growth and rising interest rates in the U.S. which placed pressure on local EM currencies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2014

ANNUAL REPORT	DECEMBER 31, 2013	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Real Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, operational risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

4	PIMCO VARIABLE INSURANCE TRUST

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2013 to December 31, 2013.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2013	5

PIMCO Real Return Portfolio

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	55.7%
Short-Term Instruments	33.9%
Sovereign Issues	3.7%
Mortgage-Backed Securities	2.4%
Asset-Backed Securities	1.6%
Other	2.7%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	1 Year	5 Years	10 Years	Class Inception (09/30/1999)
PIMCO Real Return Portfolio Administrative Class	-9.22%	7.12%	4.97%	6.95%
Barclays U.S. TIPS Index±	-8.61%	5.63%	4.85%	6.57%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.70% for Administrative Class shares.

± Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/13)	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$988.50	$1,021.73
Expenses Paid During Period†	$3.46	$3.52
Net Annualized Expense Ratio	0.69%	0.69%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Real Return Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation.

»	Exposure to U.S. real duration (or sensitivity to changes in real interest rates) detracted from absolute performance as real yields increased during the reporting period.

»	An overweight to Australian real duration detracted from performance as Australian real yields increased during the reporting period.

»	An overweight to Canadian real duration detracted from performance as Canadian real yields increased during the reporting period.

»	Tactical exposure to U.K. inflation-linked bonds at the beginning of the reporting period added to performance as U.K. real yields fell.

»	Exposure to select non-Agency residential mortgage-backed securities (“RMBS”) benefited returns owing to their higher income.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Real Return Portfolio

Selected Per Share Data for the Year Ended:	12/31/2013	12/31/2012	12/31/2011	12/31/2010	12/31/2009

Administrative Class
Net asset value beginning of year	$14.25	$13.95	$13.14	$12.44	$11.26
Net investment income (a)	0.08	0.21	0.28	0.20	0.40
Net realized/unrealized gain (loss)	(1.40)	1.02	1.24	0.81	1.64
Total income (loss) from investment operations	(1.32)	1.23	1.52	1.01	2.04
Dividends from net investment income	(0.23)	(0.16)	(0.29)	(0.19)	(0.38)
Distributions from net realized capital gains	(0.10)	(0.77)	(0.42)	(0.12)	(0.48)
Total distributions	(0.33)	(0.93)	(0.71)	(0.31)	(0.86)
Net asset value end of year	$12.60	$14.25	$13.95	$13.14	$12.44
Total return	(9.22)%	8.75%	11.66%	8.10%	18.36%
Net assets end of year (000s)	$2,754,082	$3,626,656	$2,976,467	$2,293,424	$1,747,803
Ratio of expenses to average net assets	0.70%	0.70%	0.65%	0.66%	0.72%
Ratio of expenses to average net assets excluding interest expense	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	0.61%	1.47%	2.02%	1.54%	3.30%
Portfolio turnover rate	34%*	46%*	381%*	489%*	689%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	7

Statement of Assets and Liabilities PIMCO Real Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2013

Assets:
Investments, at value
Investments in securities*	$4,216,935
Investments in Affiliates	1,539,102
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,324
Over the counter	9,260
Deposits with counterparty	3,654
Foreign currency, at value	2,621
Receivable for Portfolio shares sold	27,371
Interest and dividends receivable	17,278
Dividends receivable from Affiliates	412
5,818,957

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$2,426,376
Financial Derivative Instruments
Exchange-traded or centrally cleared	478
Over the counter	15,368
Payable for investments purchased	9,396
Payable for investments in Affiliates purchased	412
Deposits from counterparty	6,900
Payable for Portfolio shares redeemed	4,167
Accrued investment advisory fees	712
Accrued supervisory and administrative fees	712
Accrued distribution fees	99
Accrued servicing fees	352
Reimbursement to PIMCO	47
Other liabilities	147
2,465,166

Net Assets	$3,353,791

Net Assets Consist of:
Paid in capital	$3,524,833
Undistributed net investment income	20,201
Accumulated undistributed net realized (loss)	(37,463)
Net unrealized (depreciation)	(153,780)
$3,353,791

Net Assets:
Institutional Class	$138,123
Administrative Class	2,754,082
Advisor Class	461,586

Shares Issued and Outstanding:
Institutional Class	10,962
Administrative Class	218,573
Advisor Class	36,633

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$12.60
Administrative Class	12.60
Advisor Class	12.60

Cost of Investments in Securities	$4,374,335
Cost of Investments in Affiliates	$1,539,334
Cost of Foreign Currency Held	$2,662
Cost or Premiums of Financial Derivative Instruments, net	$(1,817)

* Includes repurchase agreements of:	$390,770

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Real Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2013

Investment Income:
Interest	$48,718
Dividends from Investments in Affiliates	1,237
Miscellaneous income	1
Total Income	49,956

Expenses:
Investment advisory fees	9,496
Supervisory and administrative fees	9,496
Servicing fees - Administrative Class	4,813
Distribution and/or servicing fees - Advisor Class	1,129
Trustees’ fees	73
Interest expense	1,866
Total Expenses	26,873

Net Investment Income	23,083

Net Realized Gain (Loss):
Investments in securities	(28,376)
Investments in Affiliates	(643)
Exchange-traded or centrally cleared financial derivative instruments	(3,442)
Over the counter financial derivative instruments	16,391
Foreign currency	(2,336)
Net Realized (Loss)	(18,406)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(381,043)
Investments in Affiliates	350
Exchange-traded or centrally cleared financial derivative instruments	6,740
Over the counter financial derivative instruments	(4,208)
Foreign currency assets and liabilities	(37)
Net Change in Unrealized (Depreciation)	(378,198)
Net (Loss)	(396,604)

Net (Decrease) in Net Assets Resulting from Operations	$(373,521)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	9

Statements of Changes in Net Assets PIMCO Real Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2013	Year Ended December 31, 2012

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$23,083	$56,306
Net realized gain (loss)	(18,406)	59,962
Net change in unrealized appreciation (depreciation)	(378,198)	205,054
Net increase (decrease) resulting from operations	(373,521)	321,322

Distributions to Shareholders:
From net investment income
Institutional Class	(2,704)	(1,776)
Administrative Class	(50,366)	(35,901)
Advisor Class	(7,941)	(3,065)
From net realized capital gains
Institutional Class	(1,049)	(7,766)
Administrative Class	(22,319)	(186,315)
Advisor Class	(3,733)	(20,931)

Total Distributions	(88,112)	(255,754)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(382,531)	523,017
Net increase (decrease) in capital	(844,164)	588,585

Net Assets:
Beginning of year	4,197,955	3,609,370
End of year*	$3,353,791	$4,197,955

* Including undistributed net investment income of:	$20,201	$42,968

**	See note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Cash Flows PIMCO Real Return Portfolio

Year Ended December 31, 2013
(Amounts in thousands)	PIMCO Real Return Portfolio

Cash flows provided by operating activities:

Net (decrease) in net assets resulting from operations	$(373,521)

Adjustments to reconcile net (decrease) in net assets from operations to net cash provided by operating activities:
Purchases of long-term securities	(1,493,671)
Proceeds from sales of long-term securities	2,225,929
Proceeds from sales of short-term portfolio investments, net	24,439
(Increase) in deposits with counterparty	(3,645)
Decrease in receivable for investments sold	64,271
Decrease in interest and dividends receivable	5,846
Decrease in exchange-traded or centrally cleared derivatives	2,575
Decrease in over the counter derivatives	14,763
Increase in payable for investments purchased	9,291
Increase in deposits from counterparty	3,870
(Decrease) in accrued investment advisory fees	(150)
(Decrease) in accrued supervisory and administrative fees	(150)
Increase in accrued distribution fee	15
(Decrease) in accrued servicing fee	(96)
Increase in reimbursement to PIMCO	47
Payments on currency transactions	(2,376)
Net Realized (Gain) Loss
Investments in securities	28,376
Investments in Affiliates	643
Exchange-traded or centrally cleared financial derivative instruments	3,442
Over the counter financial derivative instruments	(16,391)
Foreign currency	2,336
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	381,043
Investments in Affiliates	(350)
Exchange-traded or centrally cleared financial derivative instruments	(6,740)
Over the counter financial derivative instruments	4,208
Foreign currency assets and liabilities	37
Net amortization (accretion) on investments	46,032
Net cash provided by operating activities	920,073

Cash flows (used for) financing activities:
Proceeds from shares sold	683,708
Payments on shares redeemed	(1,176,910)
Cash dividend paid*	(1)
Proceeds from reverse repurchase agreements	3,201,938
Payments on reverse repurchase agreements	(3,356,279)
Proceeds from sale-buyback transactions	14,315,586
Payments on sale-buyback transactions	(14,585,889)
Proceeds from deposits from counterparty	2,600
Payments on deposits from counterparty	(2,600)
Net cash (used for) financing activities	(917,847)

Net Increase in Cash and Foreign Currency	2,226

Cash and Foreign Currency:
Beginning of year	395
End of year	$2,621

* Reinvestment of dividends	$88,111

Supplemental disclosure of cash flow information:
Interest expense paid during the year	$2,757

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	11

Schedule of Investments PIMCO Real Return Portfolio

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 125.7%

CORPORATE BONDS & NOTES 2.7%

BANKING & FINANCE 2.4%
Ally Financial, Inc.
3.439% due 02/11/2014		$15,400	$15,495
3.645% due 06/20/2014		1,400	1,424
6.750% due 12/01/2014		1,600	1,678
Banco Santander Brasil S.A.
2.343% due 03/18/2014		7,100	7,101
Banco Santander Chile
1.842% due 01/19/2016		8,200	8,163
BBVA Bancomer S.A.
6.500% due 03/10/2021		600	636
Commonwealth Bank of Australia
0.524% due 09/17/2014		4,900	4,911
0.746% due 06/25/2014		7,100	7,116
Danske Bank A/S
1.294% due 04/14/2014		13,700	13,727
Eksportfinans ASA
2.375% due 05/25/2016		4,700	4,635
ICICI Bank Ltd.
1.988% due 02/24/2014		3,700	3,701
International Lease Finance Corp.
6.500% due 09/01/2014		1,400	1,452
Intesa Sanpaolo SpA
3.125% due 01/15/2016		3,600	3,670
Lehman Brothers Holdings, Inc.
7.000% due 09/27/2027 ^		100	22
Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015		349	377
SLM Corp. CPI Linked Bond
2.514% due 04/01/2014		480	479
Turkiye Garanti Bankasi A/S
2.742% due 04/20/2016		1,500	1,459
Westpac Banking Corp.
3.585% due 08/14/2014		4,300	4,386

			80,432

INDUSTRIALS 0.0%
Cardinal Health, Inc.
6.000% due 06/15/2017		300	336

UTILITIES 0.3%
Tokyo Electric Power Co., Inc.
4.500% due 03/24/2014	EUR	6,100	8,441

Total Corporate Bonds & Notes (Cost $88,093)			89,209

MUNICIPAL BONDS & NOTES 0.0%

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		$700	544

Total Municipal Bonds & Notes (Cost $668)			544

U.S. GOVERNMENT AGENCIES 1.9%
Fannie Mae
0.226% due 12/25/2036		95	92
0.315% due 08/25/2034		140	139
0.515% due 07/25/2037- 05/25/2042		167	166
0.605% due 05/25/2036		131	131

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.845% due 02/25/2041	$4,547	$4,560
1.344% due 07/01/2044- 09/01/2044	71	72
2.320% due 11/01/2024	11	12
2.369% due 05/25/2035	755	778
5.265% due 10/01/2035	395	425
Freddie Mac
0.317% due 10/15/2020	950	948
0.397% due 02/15/2019	113	113
0.425% due 08/25/2031	71	70
0.617% due 08/15/2033- 09/15/2042	16,019	15,897
1.342% due 02/25/2045	1,344	1,362
1.344% due 10/25/2044	4,341	4,397
2.368% due 01/01/2034	145	154
2.500% due 10/02/2019	19,600	19,740
5.305% due 12/01/2035	326	351
Ginnie Mae
0.467% due 03/20/2037	5,063	5,082
NCUA Guaranteed Notes
0.619% due 10/07/2020	3,537	3,556
0.729% due 12/08/2020	5,213	5,268
Small Business Administration
5.902% due 02/10/2018	330	360
6.020% due 08/01/2028	1,580	1,779

Total U.S. Government Agencies (Cost $65,201)		65,452

U.S. TREASURY OBLIGATIONS 95.5%

U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2016 (d)	181,394	186,383
0.125% due 04/15/2018 (d)(h)	130,613	133,266
0.125% due 01/15/2022 (d)	239,179	229,818
0.125% due 07/15/2022 (d)	375,312	359,464
0.125% due 01/15/2023 (d)	87,587	82,691
0.375% due 07/15/2023 (d)	103,025	99,310
0.500% due 04/15/2015 (d)	38,881	39,767
0.625% due 07/15/2021 (d)	200,830	203,882
0.625% due 02/15/2043 (d)	38,893	29,894
0.750% due 02/15/2042 (d)	2,170	1,744
1.125% due 01/15/2021 (d)	79,394	83,442
1.250% due 04/15/2014 (d)(f)(h)	21,295	21,445
1.250% due 07/15/2020 (d)	186,916	200,015
1.375% due 01/15/2020 (d)	130,638	140,333
1.625% due 01/15/2015 (d)(h)	109,543	112,923
1.625% due 01/15/2018 (d)	18,937	20,592
1.750% due 01/15/2028 (d)	97,193	104,023
1.875% due 07/15/2015 (d)	41,999	44,303
1.875% due 07/15/2019 (d)	65,587	72,925
2.000% due 07/15/2014 (d)(h)	5,326	5,447
2.000% due 01/15/2016 (d)(h)	114,003	121,587
2.000% due 01/15/2026	143,556	159,022
2.125% due 01/15/2019 (d)	14,680	16,402
2.125% due 02/15/2040	31,660	35,546
2.375% due 01/15/2025 (d)	193,652	222,639
2.375% due 01/15/2027	133,354	153,612
2.500% due 01/15/2029	50,691	59,514
2.625% due 07/15/2017 (d)	5,407	6,086
3.625% due 04/15/2028	64,831	85,729
3.875% due 04/15/2029	117,935	161,594
U.S. Treasury Notes
2.750% due 11/15/2023	10,500	10,255

Total U.S. Treasury Obligations (Cost $3,364,601)		3,203,653

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 4.0%
American General Mortgage Loan Trust
5.150% due 03/25/2058		$1,095	$1,107
American Home Mortgage Investment Trust
1.849% due 09/25/2045		503	467
Arran Residential Mortgages Funding PLC
1.668% due 11/19/2047	EUR	22,241	31,023
Banc of America Commercial Mortgage Trust
0.340% due 06/10/2049		$39	39
5.492% due 02/10/2051		420	459
5.649% due 06/10/2049		39	39
Banc of America Funding Corp.
2.631% due 02/20/2036		1,207	1,195
3.694% due 01/20/2047 ^		519	419
Banc of America Mortgage Trust
2.794% due 06/25/2035		221	208
2.932% due 02/25/2036 ^		840	716
4.442% due 11/25/2034		103	101
6.500% due 09/25/2033		30	31
Banc of America Re-REMIC Trust
5.611% due 06/24/2050		1,599	1,753
5.633% due 02/17/2051		1,000	1,071
BCAP LLC Trust
5.222% due 03/26/2037		2,201	2,032
Bear Stearns Adjustable Rate Mortgage Trust
2.210% due 08/25/2035		419	420
2.250% due 08/25/2035		341	343
2.430% due 10/25/2035		1,642	1,619
2.547% due 01/25/2035		684	667
2.600% due 03/25/2035		606	611
2.767% due 03/25/2035		672	657
2.793% due 03/25/2035		154	154
Bear Stearns Alt-A Trust
2.700% due 03/25/2036 ^		818	570
2.708% due 09/25/2035		2,811	2,471
Chase Mortgage Finance Trust
2.719% due 02/25/2037		106	106
Chaseflex Trust
6.000% due 02/25/2037 ^		739	626
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.445% due 01/25/2035		22	20
Citigroup Mortgage Loan Trust, Inc.
1.940% due 09/25/2035		50	50
2.200% due 09/25/2035		255	252
2.290% due 09/25/2035		263	259
2.510% due 10/25/2035		1,437	1,408
2.540% due 05/25/2035		67	65
2.845% due 09/25/2037 ^		1,464	1,210
Commercial Mortgage Trust
3.156% due 07/10/2046		2,143	2,208
Countrywide Alternative Loan Trust
0.335% due 05/25/2047		9,604	8,225
0.345% due 05/25/2047		257	209
0.347% due 02/20/2047		830	551
0.355% due 09/25/2046 ^		8,209	5,975
0.445% due 12/25/2035		43	37
1.071% due 12/25/2035		206	157
6.000% due 01/25/2037 ^		378	314
Countrywide Home Loan Mortgage Pass-Through Trust
0.505% due 06/25/2035		213	186
2.638% due 05/20/2036		204	154
2.645% due 11/19/2033		43	42
5.500% due 08/25/2035		392	387
Credit Suisse Mortgage Capital Certificates
5.467% due 09/16/2039		1,367	1,489
5.467% due 09/18/2039		1,458	1,589

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Deutsche ALT-B Securities, Inc.
0.265% due 10/25/2036 ^		$28	$16
First Horizon Alternative Mortgage Securities
2.207% due 06/25/2034		436	424
First Horizon Mortgage Pass-Through Trust
2.559% due 02/25/2035		1,684	1,696
2.614% due 08/25/2035		1,008	959
Granite Mortgages PLC
0.904% due 09/20/2044	GBP	300	493
Greenpoint Mortgage Funding Trust
0.385% due 06/25/2045		$418	378
0.435% due 11/25/2045		232	176
GS Mortgage Securities Trust
4.592% due 08/10/2043		6,000	6,500
GSR Mortgage Loan Trust
2.648% due 09/25/2035		821	817
2.765% due 01/25/2035		547	546
HarborView Mortgage Loan Trust
0.386% due 05/19/2035		123	109
0.446% due 02/19/2036		255	192
0.507% due 06/20/2035		142	134
Holmes Master Issuer PLC
1.577% due 10/15/2054	EUR	8,073	11,156
IndyMac Mortgage Loan Trust
2.503% due 12/25/2034		$278	257
2.695% due 11/25/2035 ^		1,219	1,073
JPMorgan Chase Commercial Mortgage Securities Trust
4.654% due 01/12/2037		396	397
5.794% due 02/12/2051		1,300	1,459
JPMorgan Mortgage Trust
2.430% due 07/27/2037		1,262	1,085
2.700% due 08/25/2035 ^		560	537
2.756% due 08/25/2035		577	578
2.774% due 07/25/2035		437	436
2.813% due 07/25/2035		1,003	1,011
3.554% due 02/25/2035		533	537
5.146% due 09/25/2035		239	239
LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040		225	248
MASTR Adjustable Rate Mortgages Trust
2.623% due 11/21/2034		566	581
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.607% due 12/15/2030		255	250
0.867% due 11/15/2031		260	256
Merrill Lynch Mortgage Investors Trust
0.375% due 02/25/2036		641	588
0.415% due 11/25/2035		569	536
1.165% due 10/25/2035		378	372
1.596% due 10/25/2035		1,391	1,353
5.425% due 12/25/2035		424	405
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049		200	223
Morgan Stanley Capital Trust
5.910% due 06/11/2049		600	670
Morgan Stanley Mortgage Loan Trust
2.184% due 06/25/2036		847	787
Permanent Master Issuer PLC
1.527% due 07/15/2042	EUR	1,400	1,927
Residential Accredit Loans, Inc. Trust
0.465% due 08/25/2035		$187	149
Royal Bank of Scotland Capital Funding Trust
6.007% due 12/16/2049		2,500	2,735
Sequoia Mortgage Trust
0.367% due 07/20/2036		1,902	1,725
0.866% due 10/19/2026		91	91

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Adjustable Rate Mortgage Loan Trust
0.645% due 06/25/2035		$72	$71
1.534% due 01/25/2035		184	145
2.507% due 08/25/2035		257	237
2.906% due 02/25/2034		308	309
5.500% due 12/25/2034		515	501
Structured Asset Mortgage Investments Trust
0.355% due 06/25/2036		130	104
0.375% due 04/25/2036		518	374
0.416% due 07/19/2035		1,829	1,775
0.826% due 10/19/2034		134	128
Structured Asset Securities Corp.
2.625% due 10/28/2035		91	86
Swan Trust
3.900% due 04/25/2041	AUD	336	303
Vornado DP LLC Trust
4.004% due 09/13/2028		$6,500	6,795
Wachovia Bank Commercial Mortgage Trust
0.247% due 06/15/2020		674	668
5.088% due 08/15/2041		1,017	1,032
WaMu Mortgage Pass-Through Certificates
0.425% due 11/25/2045		257	235
0.455% due 10/25/2045		1,531	1,429
0.869% due 01/25/2047		1,014	953
0.909% due 05/25/2047		592	515
0.949% due 12/25/2046		136	129
1.143% due 02/25/2046		205	193
1.343% due 11/25/2042		31	29
2.463% due 07/25/2046		909	858
2.463% due 11/25/2046		134	125
2.482% due 12/25/2035		290	268
5.158% due 08/25/2035		277	268
Wells Fargo Mortgage-Backed Securities Trust
2.617% due 09/25/2034		131	133

Total Mortgage-Backed Securities (Cost $131,600)			135,455

ASSET-BACKED SECURITIES 2.8%
Access Group, Inc.
1.538% due 10/27/2025		8,046	8,129
Aquilae CLO PLC
0.572% due 01/17/2023	EUR	2,534	3,446
Ares CLO Ltd.
0.469% due 03/12/2018		$814	812
Asset-Backed Funding Certificates Trust
0.865% due 06/25/2034		1,077	1,025
Bear Stearns Asset-Backed Securities Trust
0.825% due 10/25/2032		19	19
Citibank Omni Master Trust
2.917% due 08/15/2018		28,100	28,528
Citigroup Mortgage Loan Trust, Inc.
0.245% due 01/25/2037		222	113
College Loan Corp. Trust
0.488% due 01/25/2024		800	740
Conseco Finance Securitizations Corp.
6.681% due 12/01/2033		29	30
Countrywide Asset-Backed Certificates
0.345% due 07/25/2036		3,065	2,991
0.415% due 04/25/2036		187	183
Credit-Based Asset Servicing and Securitization LLC
0.225% due 11/25/2036		100	54
Equity One Mortgage Pass-Through Trust
0.465% due 04/25/2034		91	78
First Franklin Mortgage Loan Trust
0.505% due 11/25/2035		11,217	10,893
GSAMP Trust
0.235% due 12/25/2036		117	59

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Harbourmaster CLO BV
0.537% due 06/15/2020	EUR	112	$153
HSI Asset Securitization Corp. Trust
0.215% due 10/25/2036		$9	4
Magi Funding PLC
0.591% due 04/11/2021	EUR	960	1,305
Merrill Lynch Mortgage Investors Trust
0.245% due 09/25/2037		$27	7
0.285% due 02/25/2037		426	196
Morgan Stanley IXIS Real Estate Capital Trust
0.215% due 11/25/2036		14	7
Nautique Funding Ltd.
0.494% due 04/15/2020		790	779
Nelnet Student Loan Trust
0.938% due 07/25/2018		279	280
North Carolina State Education Assistance Authority
0.688% due 10/26/2020		2,529	2,529
NYLIM Flatiron CLO Ltd.
0.459% due 08/08/2020		529	522
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.425% due 07/25/2035		16	16
Park Place Securities, Inc.
0.425% due 09/25/2035		31	30
Penta CLO S.A.
0.551% due 06/04/2024	EUR	3,970	5,261
RAAC Series
0.335% due 11/25/2036		$25	25
Renaissance Home Equity Loan Trust
0.925% due 12/25/2032		65	50
Securitized Asset-Backed Receivables LLC Trust
0.225% due 12/25/2036 ^		386	134
SLM Student Loan Trust
0.278% due 04/25/2019		8,800	8,693
0.688% due 01/25/2017		494	495
1.738% due 04/25/2023		11,171	11,522
1.817% due 12/15/2017		76	76
2.350% due 04/15/2039		730	731
Soundview Home Loan Trust
0.225% due 11/25/2036		62	23
Structured Asset Securities Corp.
1.669% due 04/25/2035		646	619
Symphony CLO Ltd.
0.481% due 05/15/2019		3,026	3,000
Wood Street CLO BV
0.587% due 03/29/2021	EUR	447	604

Total Asset-Backed Securities (Cost $91,767)			94,161

SOVEREIGN ISSUES 6.4%
Australia Government Bond
5.500% due 04/21/2023	AUD	5,600	5,528
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2017	BRL	225,400	67,304
Instituto de Credito Oficial
2.044% due 03/25/2014	EUR	16,900	23,312
Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (b)		9,076	12,543
2.100% due 09/15/2016 (b)		14,203	20,163
2.100% due 09/15/2017 (b)		15,072	21,360
2.100% due 09/15/2021 (b)		973	1,307
3.100% due 09/15/2026 (b)		635	892
New South Wales Treasury Corp. CPI Linked Bond
2.500% due 11/20/2035	AUD	3,700	3,867
2.750% due 11/20/2025		16,300	18,228
New Zealand Government CPI Linked Bond
3.000% due 09/20/2030	NZD	6,000	4,953

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	13

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Republic of Germany
0.750% due 04/15/2018 (b)	EUR	18,234	$26,114
Slovenia Government International Bond
4.700% due 11/01/2016		6,400	9,140
Xunta de Galicia
6.131% due 04/03/2018		50	77

Total Sovereign Issues (Cost $218,734)			214,788

SHORT-TERM INSTRUMENTS 12.4%

REPURCHASE AGREEMENTS (c) 11.7%
			390,770

U.S. TREASURY BILLS 0.7%
0.121% due 02/06/2014 - 12/11/2014 (a)(d)(h)		$22,926	22,903

Total Short-Term Instruments (Cost $413,671)			413,673

Total Investments in Securities (Cost $4,374,335)			4,216,935

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 45.9%

SHORT-TERM INSTRUMENTS 45.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 45.9%
PIMCO Short-Term Floating NAV Portfolio	85,369,756	$854,125
PIMCO Short-Term Floating NAV Portfolio III	68,573,169	684,977

Total Short-Term Instruments (Cost $1,539,334)		1,539,102

Total Investments in Affiliates (Cost $1,539,334)		1,539,102

Total Investments 171.6% (Cost $5,913,669)		$5,756,037

Financial Derivative Instruments (e)(g) (0.1%) (Cost or Premiums, net $(1,817))		(4,262)

Other Assets and Liabilities, net (71.5%)		(2,397,984)

Net Assets 100.0%		$3,353,791

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.040%	12/26/2013	01/06/2014	$81,000	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2022	$(82,280)	$81,000	$81,001
BOM	0.020%	12/31/2013	01/02/2014	100,000	U.S. Treasury Notes 1.875% - 3.750% due 04/30/2014 - 11/15/2018	(102,009)	100,000	100,000
BOS	0.010%	12/31/2013	01/02/2014	6,200	U.S. Treasury Notes 0.500% due 07/31/2017	(6,335)	6,200	6,200
GRE	0.020%	12/31/2013	01/02/2014	100,400	U.S. Treasury Notes 0.250% due 03/31/2015	(102,447)	100,400	100,400
RDR	0.010%	12/31/2013	01/02/2014	100,000	U.S. Treasury Notes 1.375% - 2.125% due 06/30/2018 - 08/31/2020	(102,032)	100,000	100,000
SSB	0.000%	12/31/2013	01/02/2014	3,170	Freddie Mac 2.080% - 2.100% due 10/17/2022	(3,236)	3,170	3,170

Total Repurchase Agreements						$(398,339)	$390,770	$390,771

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.100%	12/26/2013	01/06/2014	$(90,210)	$(90,192)
	0.191%	12/17/2013	01/16/2014	(3,808)	(3,777)
	0.192%	12/16/2013	01/15/2014	(12,339)	(12,234)
	0.200%	12/24/2013	01/06/2014	(238,959)	(238,955)
BPG	0.220%	12/20/2013	01/08/2014	(432,021)	(431,849)
FOB	0.150%	12/17/2013	01/08/2014	(127,114)	(127,081)
GSC	0.210%	12/20/2013	01/07/2014	(547,237)	(547,027)
TDM	0.130%	11/13/2013	01/13/2014	(242,529)	(242,523)
	0.140%	11/06/2013	01/06/2014	(59,822)	(59,827)

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
	0.170%	12/12/2013	01/10/2014	$(120,894)	$(120,862)
	0.180%	12/09/2013	01/07/2014	(40,887)	(40,883)
	0.190%	12/12/2013	01/10/2014	(39,557)	(39,552)
	0.200%	12/13/2013	01/06/2014	(471,663)	(471,614)

Total Sale-Buyback Transactions					$(2,426,376)

(2)

As of December 31, 2013, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended December 31, 2013 was $1,044,693 at a weighted average interest rate of 0.174%.

(3)	Payable for sale-buyback transactions includes $(832) of deferred price drop on sale-buyback transactions.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2013:

(d)	Securities with an aggregate market value of $2,414,715 have been pledged as collateral under the terms of the following master agreements as of December 31, 2013.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BCY	$81,001	$0	$0	$0	$81,001	$(82,524)	$(1,523)
BOM	100,000	0	0	0	100,000	(102,009)	(2,009)
BOS	6,200	0	0	0	6,200	(6,335)	(135)
GRE	100,400	0	0	0	100,400	(102,447)	(2,047)
RDR	100,000	0	0	0	100,000	(102,032)	(2,032)
SSB	3,170	0	0	0	3,170	(3,236)	(66)

Master Securities Forward Transaction Agreement
BCY	0	0	(345,158)	0	(345,158)	342,281	(2,877)
BPG	0	0	(431,849)	0	(431,849)	430,252	(1,597)
FOB	0	0	(127,081)	0	(127,081)	126,543	(538)
GSC	0	0	(547,027)	0	(547,027)	545,462	(1,565)
TDM	0	0	(975,261)	0	(975,261)	970,177	(5,084)

Total Borrowings and Other Financing Transactions	$390,771	$0	$(2,426,376)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CME 3-Year Mid-Curve on Eurodollar March Futures	$97.375	03/14/2014	202	$(70)	$(101)

Total Written Options				$(70)	$(101)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	359	$(101)	$0	$(18)
90-Day Eurodollar March Futures	Long	03/2016	1,336	(1,036)	0	(67)
90-Day Eurodollar March Futures	Long	03/2017	171	139	0	(15)
90-Day Eurodollar September Futures	Long	09/2014	356	124	0	(4)
90-Day Eurodollar September Futures	Long	09/2015	551	4	0	(27)
U.S. Treasury 5-Year Note March Futures	Long	03/2014	1,694	(2,732)	0	(159)
U.S. Treasury 30-Year Bond March Futures	Long	03/2014	185	(161)	0	(87)

Total Futures Contracts				$(3,763)	$0	$(377)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	15

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	$	59,100	$12,861	$8,893	$677	$0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		111,500	8,852	3,485	1,422	0
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	7,070,000	(749)	(208)	225	0

Total Swap Agreements						$20,964	$12,170	$2,324	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2013:

(f)	Securities with an aggregate market value of $11,767 and cash of $3,654 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2013. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$2,324	$2,324	$(101)	$(377)	$0	$(478)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BPS	01/2014	$		188,595		EUR	137,160	$96	$0
	02/2014		EUR	137,160	$		188,591	0	(97)

BRC	01/2014	$		32,652		AUD	36,831	228	0
	02/2014		AUD	36,831	$		32,590	0	(228)

CBK	01/2014			36,831			33,613	733	0
	01/2014		BRL	10,488			4,673	227	0
	01/2014	$		4,477		BRL	10,488	0	(32)

DUB	01/2014		ZAR	12,988	$		1,328	92	0
	02/2014	$		20,077		EUR	14,568	0	(36)

FBF	01/2014		BRL	24,087	$		10,282	73	0
	01/2014		EUR	131,153			177,380	0	(3,047)
	01/2014	$		10,276		BRL	24,087	0	(66)
	02/2014		BRL	24,087	$		10,195	67	0

HUS	01/2014			35,279			15,325	371	0
	01/2014		NZD	6,044			4,961	0	(9)
	01/2014	$		15,060		BRL	35,279	0	(106)
	02/2014		JPY	189,500	$		1,908	109	0

JPM	01/2014		BRL	6,213			2,719	86	0
	01/2014	$		2,652		BRL	6,213	0	(19)
	01/2014			1,338		EUR	973	0	0

MSC	01/2014		BRL	91,026	$		39,413	830	0
	01/2014	$		38,857		BRL	91,026	0	(274)
	03/2014			8,626		MXN	113,945	57	0

UAG	01/2014		BRL	118,920	$		50,764	358	0
	01/2014	$		50,508		BRL	118,920	0	(102)
	01/2014			4,933		NZD	6,044	37	0
	02/2014		BRL	118,920	$		50,115	114	0
	02/2014		EUR	6,166			8,493	11	0
	02/2014		NZD	6,044			4,923	0	(38)

WST	01/2014		EUR	6,980			9,392	0	(211)

Total Forward Foreign Currency Contracts								$3,489	$(4,265)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.875%	04/14/2014	$	20,500	$1,042	$802

Total Purchased Options								$1,042	$802

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BRC	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.000%	01/27/2014	EUR	1,900	$(18)	$(1)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.500%	01/27/2014		1,900	(16)	0

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.850%	04/14/2014	$	86,200	(1,034)	(92)

GLM	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	03/31/2014		180,700	(189)	(334)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400%	01/27/2014		22,400	(47)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	01/27/2014		22,400	(112)	(32)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.300%	03/17/2014		135,100	(163)	(7)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.900%	03/17/2014		135,100	(570)	(1,036)

HUS	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.000%	01/27/2014	EUR	1,900	(14)	(1)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.500%	01/27/2014		1,900	(14)	0

MYC	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	03/31/2014	$	235,800	(548)	(436)

RYL	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	01/27/2014		125,300	(848)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500%	01/27/2014		125,300	(1,254)	(67)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	03/03/2014		6,000	(22)	0

								$(4,849)	$(2,006)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount	Premiums (Received)	Market Value
BPS	Floor - OTC YOY CPURNSA Index	0.000	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/01/2018	$3,900	$(34)	$(20)
CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	33,400	(298)	(35)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	4,400	(57)	(5)
DUB	Floor - OTC CPURNSA Index	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	4,400	(33)	(3)
	Floor - OTC YOY CPURNSA Index	0.000	Maximum of [(1 + 0.000%) - (Final Index/Initial Index)] or 0	01/22/2018	5,100	(49)	(30)

						$(471)	$(93)

Total Written Options						$(5,320)	$(2,099)

(1)	YOY options may have a series of expirations.

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2013

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in JPY		Premiums
Balance at 12/31/2012	0	$654,100	EUR	14,300	JPY	0	$(5,759)
Sales	634	2,526,300		343,700		3,400,000	(12,317)
Closing Buys	0	(278,500)		0		0	2,222
Expirations	(216)	(1,263,400)		(350,400)		(3,400,000)	7,814
Exercised	(216)	(513,000)		0		0	2,650

Balance at 12/31/2013	202	$1,125,500	EUR	7,600	JPY	0	$(5,390)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	17

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2013 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Marsh & McLennan Cos., Inc.	(0.830%	)	09/20/2015	0.124%	$ 2,000	$0	$(25)	$0	$(25)

DUB	Cardinal Health, Inc.	(0.590%	)	06/20/2017	0.185%	300	0	(4)	0	(4)
	Marsh & McLennan Cos., Inc.	(0.600%	)	09/20/2015	0.124%	2,000	0	(17)	0	(17)

							$0	$(46)	$0	$(46)

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	4,700	$123	$160	$283	$0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2021		38,600	(46)	1,163	1,117	0

BPS	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2021		30,700	391	498	889	0
	Receive	3-Month USD-CPURNSA Index	1.825%	11/29/2016	$	15,000	(4)	3	0	(1)
	Receive	3-Month USD-CPURNSA Index	2.250%	07/15/2017		108,500	131	(2,753)	0	(2,622)
	Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022		38,700	646	(1,437)	0	(791)

BRC	Pay	1-Year BRL-CDI	10.910%	01/02/2017	BRL	1,000	1	(9)	0	(8)
	Receive	3-Month USD-CPURNSA Index	2.018%	08/19/2017	$	17,900	0	(59)	0	(59)

CBK	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	3,000	47	134	181	0
	Pay	1-Month EUR-FRCPXTOB Index	2.108%	10/08/2023		1,200	15	24	39	0

DUB	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021		28,600	761	961	1,722	0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2023		11,700	100	65	165	0
	Pay	1-Month EUR-FRCPXTOB Index	2.108%	10/08/2023		1,300	16	26	42	0
	Pay	1-Year BRL-CDI	10.910%	01/02/2017	BRL	200	0	(1)	0	(1)
	Receive	3-Month USD-CPURNSA Index	1.728%	12/19/2015	$	10,400	1	0	1	0
	Receive	3-Month USD-CPURNSA Index	1.940%	10/07/2016		25,800	0	(106)	0	(106)
	Receive	3-Month USD-CPURNSA Index	1.860%	11/05/2016		22,300	0	(32)	0	(32)
	Receive	3-Month USD-CPURNSA Index	1.845%	11/29/2016		13,100	0	(9)	0	(9)
	Receive	3-Month USD-CPURNSA Index	1.825%	11/29/2016		19,100	(8)	6	0	(2)
	Receive	3-Month USD-CPURNSA Index	2.173%	11/01/2018		16,200	0	(72)	0	(72)
	Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022		13,200	251	(521)	0	(270)
	Receive	3-Month USD-CPURNSA Index	2.560%	05/08/2023		17,000	0	(265)	0	(265)

GLM	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	8,800	140	390	530	0
	Pay	1-Year BRL-CDI	10.910%	01/02/2017	BRL	8,200	(4)	(59)	0	(63)
	Receive	3-Month USD-CPURNSA Index	1.730%	04/15/2016	$	79,500	(161)	(44)	0	(205)
	Receive	3-Month USD-CPURNSA Index	2.415%	02/12/2017		43,800	24	(1,151)	0	(1,127)
	Receive	3-Month USD-CPURNSA Index	1.942%	04/15/2017		73,000	0	(424)	0	(424)
	Receive	3-Month USD-CPURNSA Index	2.175%	10/01/2018		26,500	49	(187)	0	(138)

HUS	Pay	1-Year BRL-CDI	10.910%	01/02/2017	BRL	20,500	0	(159)	0	(159)

MYC	Pay	1-Year BRL-CDI	10.910%	01/02/2017		33,400	(16)	(243)	0	(259)

RYL	Receive	3-Month USD-CPURNSA Index	1.935%	10/23/2016	$	13,100	(39)	(12)	0	(51)
	Receive	3-Month USD-CPURNSA Index	2.250%	07/15/2017		85,700	78	(2,149)	0	(2,071)

UAG	Pay	1-Year BRL-CDI	10.910%	01/02/2017	BRL	28,900	35	(258)	0	(223)

							$2,531	$(6,520)	$4,969	$(8,958)

Total Swap Agreements							$2,531	$(6,566)	$4,969	$(9,004)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2013:

(h)	Securities with an aggregate market value of $12,653 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$0	$0	$1,400	$1,400	$0	$0	$(25)	$(25)	$1,375	$(1,440)	$(65)
BPS	96	0	889	985	(97)	(20)	(3,414)	(3,531)	(2,546)	2,618	72
BRC	228	0	0	228	(228)	(1)	(67)	(296)	(68)	0	(68)
CBK	960	0	220	1,180	(32)	(40)	0	(72)	1,108	(1,168)	(60)
DUB	92	802	1,930	2,824	(36)	(125)	(778)	(939)	1,885	(1,760)	125
FBF	140	0	0	140	(3,113)	0	0	(3,113)	(2,973)	3,651	678
GLM	0	0	530	530	0	(1,409)	(1,957)	(3,366)	(2,836)	3,042	206
HUS	480	0	0	480	(115)	(1)	(159)	(275)	205	(260)	(55)
JPM	86	0	0	86	(19)	0	0	(19)	67	(270)	(203)
MSC	887	0	0	887	(274)	0	0	(274)	613	(2,825)	(2,212)
MYC	0	0	0	0	0	(436)	(259)	(695)	(695)	529	(166)
RYL	0	0	0	0	0	(67)	(2,122)	(2,189)	(2,189)	2,369	180
UAG	520	0	0	520	(140)	0	(223)	(363)	157	98	255
WST	0	0	0	0	(211)	0	0	(211)	(211)	0	(211)

Total Over the Counter	$3,489	$802	$4,969	$9,260	$(4,265)	$(2,099)	$(9,004)	$(15,368)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$2,324	$2,324

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,489	$0	$3,489
Purchased Options	0	0	0	0	802	802
Swap Agreements	0	0	0	0	4,969	4,969

	$0	$0	$0	$3,489	$5,771	$9,260

	$0	$0	$0	$3,489	$8,095	$11,584

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$101	$101
Futures	0	0	0	0	377	377

	$0	$0	$0	$0	$478	$478

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,265	$0	$4,265
Written Options	0	0	0	0	2,099	2,099
Swap Agreements	0	46	0	0	8,958	9,004

	$0	$46	$0	$4,265	$11,057	$15,368

	$0	$46	$0	$4,265	$11,535	$15,846

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	19

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$68	$68
Futures	0	0	0	0	1,929	1,929
Swap Agreements	0	(5)	0	0	(5,434)	(5,439)

	$0	$(5)	$0	$0	$(3,437)	$(3,442)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,410	$0	$8,410
Purchased Options	0	0	0	266	0	266
Written Options	0	0	0	414	4,834	5,248
Swap Agreements	0	259	0	0	2,208	2,467

	$0	$259	$0	$9,090	$7,042	$16,391

	$0	$254	$0	$9,090	$3,605	$12,949

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(31)	$(31)
Futures	0	0	0	0	(4,085)	(4,085)
Swap Agreements	0	0	0	0	10,856	10,856

	$0	$0	$0	$0	$6,740	$6,740

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,711	$0	$1,711
Purchased Options	0	0	0	0	412	412
Written Options	0	0	0	0	2,242	2,242
Swap Agreements	0	(476)	0	0	(8,097)	(8,573)

	$0	$(476)	$0	$1,711	$(5,443)	$(4,208)

	$0	$(476)	$0	$1,711	$1,297	$2,532

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$80,432	$0	$80,432
Industrials	0	336	0	336
Utilities	0	8,441	0	8,441
Municipal Bonds & Notes
West Virginia	0	544	0	544
U.S. Government Agencies	0	56,628	8,824	65,452
U.S. Treasury Obligations	0	3,203,653	0	3,203,653
Mortgage-Backed Securities	0	134,370	1,085	135,455
Asset-Backed Securities	0	94,161	0	94,161
Sovereign Issues	0	214,788	0	214,788
Short-Term Instruments
Repurchase Agreements	0	390,770	0	390,770
U.S. Treasury Bills	0	22,903	0	22,903
	$0	$4,207,026	$9,909	$4,216,935

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,539,102	$0	$0	$1,539,102

Total Investments	$1,539,102	$4,207,026	$9,909	$5,756,037

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$2,324	$0	$2,324
Over the counter	0	9,260	0	9,260
	$0	$11,584	$0	$11,584

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(478)	0	0	(478)
Over the counter	0	(15,275)	(93)	(15,368)
	$(478)	$(15,275)	$(93)	$(15,846)

Totals	$1,538,624	$4,203,335	$9,816	$5,751,775

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2013:

Category and Subcategory	Beginning Balance at 12/31/2012	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2013 (2)
Investments in Securities, at Value
U.S. Government Agencies	$10,018	$0	$(1,222)	$0	$0	$28	$0	$0	$8,824	$34
Mortgage-Backed Securities	3,147	0	(200)	8	43	105	1,085	(3,103)	1,085	0
Asset-Backed Securities	202	0	(204)	0	0	2	0	0	0	0

	$13,367	$0	$(1,626)	$8	$43	$135	$1,085	$(3,103)	$9,909	$34

Financial Derivative Instruments - Liabilities
Over the counter	$(83)	$0	$(83)	$0	$0	$73	$0	$0	$(93)	$74

Totals	$13,284	$0	$(1,709)	$8	$43	$208	$1,085	$(3,103)	$9,816	$108

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
U.S. Government Agencies	$8,824	Third Party Vendor	Broker Quote	100.54-101.04
Mortgage-Backed Securities	1,085	Third Party Vendor	Broker Quote	86.00

Financial Derivative Instruments - Liabilities
Over the counter	(93)	Indicative Market Quotation	Broker Quote	0.08-0.58

Total	$9,816

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	21

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Real Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the

Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid and are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period and are included in net change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions or short sale transactions, have been determined to be at a level requiring a Statement of Cash Flows. The Statement of Cash Flows has been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or Adviser pursuant to instructions from the

ANNUAL REPORT	DECEMBER 31, 2013	23

Notes to Financial Statements (Cont.)

Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	DECEMBER 31, 2013	25

Notes to Financial Statements (Cont.)

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2013 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
$1,180,337	$5,592,432	$(5,918,578)	$(588)	$522	$854,125	$733	$0

ANNUAL REPORT	DECEMBER 31, 2013	27

Notes to Financial Statements (Cont.)

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
$0	$2,004,504	$(1,319,300)	$(55)	$(172)	$684,977	$504	$0

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements.

ANNUAL REPORT	DECEMBER 31, 2013	29

Notes to Financial Statements (Cont.)

A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2013 for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

ANNUAL REPORT	DECEMBER 31, 2013	31

Notes to Financial Statements (Cont.)

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements. As mentioned earlier in this report, the U.S. is currently experiencing historically low interest rates. This combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, the fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair the performance of the Portfolio.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio is subject to various netting arrangements with select counterparties (“Master

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the

ANNUAL REPORT	DECEMBER 31, 2013	33

Notes to Financial Statements (Cont.)

“Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributors are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2013, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$102,595	$197,939

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2013, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$1,087,486	$1,410,655	$378,421	$753,047

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2013		Year Ended 12/31/2012
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	3,426	$46,102	4,255	$61,900
Administrative Class	35,473	482,183	63,987	929,547
Advisor Class	12,959	177,129	17,569	255,005
Issued as reinvestment of distributions
Institutional Class	293	3,753	664	9,541
Administrative Class	5,691	72,684	15,464	222,185
Advisor Class	917	11,674	1,671	23,990
Cost of shares redeemed
Institutional Class	(3,472)	(47,591)	(3,431)	(50,186)
Administrative Class	(77,119)	(1,038,926)	(38,365)	(557,520)
Advisor Class	(6,624)	(89,539)	(26,017)	(371,445)
Net (decrease) resulting from Portfolio share transactions	(28,456)	$(382,531)	35,797	$523,017

As of December 31, 2013, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 34% of the Portfolio. One shareholder is a related party to the Portfolio and comprises 15% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2013, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

ANNUAL REPORT	DECEMBER 31, 2013	35

Notes to Financial Statements (Cont.)

December 31, 2013

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2010-2012, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2013, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$22,182	$—	$(161,826)	$(3,914)	$(27,483)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), and sale/buyback transactions.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through December 31, 2013 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2013 through December 31, 2013, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2013, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses

12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$—	$—	$—	$—

Under the recently enacted Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2013, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$—	$27,483

As of December 31, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$5,926,652	$22,116	$(192,731)	$(170,615)

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, sale/buyback transactions, and Lehman securities.

For the fiscal years ended December 31, 2013 and December 31, 2012, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2013	$72,851	$15,261	$—
12/31/2012	$236,545	$19,209	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

36	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of PIMCO Real Return Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Real Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2014

ANNUAL REPORT	DECEMBER 31, 2013	37

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.
BOA	Bank of America N.A.	FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.
BOM	Bank of Montreal	FOB	Credit Suisse Securities (USA) LLC	RDR	RBC Dain Rausher, Inc.
BOS	Banc of America Securities LLC	GLM	Goldman Sachs Bank USA	RYL	Royal Bank of Scotland Group PLC
BPG	BNP Paribas Securities Corp.	GRE	RBS Securities, Inc.	SSB	State Street Bank and Trust Co.
BPS	BNP Paribas S.A.	GSC	Goldman Sachs & Co.	TDM	TD Securities (USA) LLC
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	WST	Westpac Banking Corp.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	NZD	New Zealand Dollar
BRL	Brazilian Real	JPY	Japanese Yen	USD (or $)	United States Dollar
EUR	Euro	MXN	Mexican Peso	ZAR	South African Rand

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Index Abbreviations:
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	FRCPXTOB	France Consumer Price ex-Tobacco Index

Other Abbreviations:
ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	NCUA	National Credit Union Administration
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	YOY	Year-Over-Year
CLO	Collateralized Loan Obligation

38	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2013	39

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	172	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian* (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Vice President	11/2013 to Present Treasurer 08/1997 to 11/2013	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

* Effective February 3, 2014, Dr. El-Erian no longer serves as a Senior Vice President of the Trust.

ANNUAL REPORT	DECEMBER 31, 2013	41

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

42	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 12-13, 2013, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2014. The Board also considered and approved for an additional one-year term through August 31, 2014, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2014.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreement are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust and the independent Trustees.

The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 12-13, 2013 meeting. The independent Trustees also met with counsel to the Trust and the independent Trustees on August 2, 2013 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

ANNUAL REPORT	DECEMBER 31, 2013	43

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2012, including, but not limited to, undertaking significant technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2013. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2013 and other performance data, as available, for the periods ended June 30, 2013 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2013 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 12-13, 2013 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2013.

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Board noted that, for periods ending May 31, 2013, the Administrative Class of 71%, 92% and 100% of the Portfolios outperformed their Lipper category median in the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 86% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2013 (based on the performance of the Administrative Class). The Board also noted that ten of 13 Portfolios, representing 93% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2013, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $23 billion as of May 31, 2013.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expense ratios in their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the size of the assets under management with PIMCO, the manner in which similar portfolios may be managed, different requirements with

ANNUAL REPORT	DECEMBER 31, 2013	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively; had been reduced for some Portfolios over time; had been held steady for most Portfolios as assets grew, or declined in the case of some Portfolios; and continued to be competitive compared with peers. The Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. The Trustees noted that the benefits of the unified fee were apparent during the recent financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC supported the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and in return for the fees paid to RALLC by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2013	47

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT57AR_123113

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2013

PIMCO Real Return Portfolio

Share Class

■	Institutional

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Statement of Cash Flows	11
Schedule of Investments	12
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	37
Glossary	38
Federal Income Tax Information	39
Management of the Trust	40
Privacy Policy	42
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	43

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2013. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

The past twelve months were marked by ongoing periods of heightened bond market volatility brought on by uncertainty around central bank monetary and fiscal policy, geopolitical concerns, and a slower than hoped for rebound in the global economy. Following a particularly bumpy third quarter, however, all financial markets completed the year along a relatively smoother path. Federal Reserve (“Fed”) Chairman Ben Bernanke laid the groundwork in September, when he clarified the Fed’s commitment to maintain its quantitative easing (“QE”) bond purchase program of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero-bound range. The nomination of Janet Yellen to the Chairmanship further helped to reassure investors that the Fed would be committed to the continuation of their accommodative policies.

As investors were made particularly aware, beginning in mid-May conditions in financial markets deteriorated rapidly as markets reacted to signals by the Fed that it might begin to slow the pace of its asset purchases. This shift in tone fueled a broad-based sell-off within fixed income assets throughout the summer, undermining market liquidity and sending yields higher across the risk spectrum.

By mid-September, however, the Fed announced its intent to delay any tapering until more convincing indicators of economic growth become apparent and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore higher) and a rally across most equity markets. The Fed also maintained the Federal Funds Rate within a narrow range of zero to 25 basis points. Into October, investors were once again kept on edge by the uncertain fiscal policy and political landscape—namely the partial shutdown of the U.S. government that began during the first week of October, the ongoing debt ceiling negotiations between the White House and Congress, and confirmation proceedings for the next Fed Chairman. Investors were relieved by the last-minute deal announced on October 17 that reached an agreement to reopen the U.S. government and raise the debt ceiling.

In November, relative calm prevailed across most fixed income markets, and equity markets continued to rally. The European Central Bank (“ECB”) reduced their main policy rate (or the interest rate at which it lends money to banks) by 25 basis points to 0.25%, likely due to their concern over lower than expected inflation and a weak global growth outlook. The Bank of England (“BOE”) unanimously voted to leave its main policy rate unchanged amid a pickup in economic growth and expectations that this would lead to an eventual decline in the U.K. unemployment rate.

Towards the latter part of December, the Fed announced that beginning in January 2014 it intends to gradually exit its bond-buying program, by reducing it from $85 billion to $75 billion spread equally across mortgage and U.S. Treasury purchases. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee (“FOMC”) provided even greater assurances that the policy rate would remain near a zero-bound range until signs of sustainable growth are more broadly evident in the U.S. economy. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

U.S. Treasuries underperformed most other developed sovereign bond markets on a hedged basis as investors reacted to the various Fed announcements regarding the tapering of their QE bond purchase program. In particular, U.S. Treasury yields rose to their highest level in late December as investors reacted to the Fed’s announcement that it would begin the reduction of its asset purchases starting in January 2014. This decision was made on the back of improving economic data, which included a lower unemployment rate, respectable monthly job reports, and improving housing fundamentals. The benchmark ten-year U.S. Treasury note yielded 3.03% at the end of the reporting period, as compared to 1.76% on December 31, 2012. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 2.02% for the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 8.61% over the period, underperforming nominal U.S. Treasuries. U.S. TIPS sold off, particularly during the second quarter of the reporting period, as the market began to price in the inevitable Fed tapering decision, which was officially announced in December. The decision by the Fed to initiate the tapering of asset purchases was validated via stronger jobs and GDP data, with continual weaker inflation data adding further pressure to U.S. TIPS valuations towards the latter part of the period. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 9.52% over the period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries even with the Fed’s announcement that it would begin to reduce its asset purchases in January 2014. The announcement, however, did lead to differentiated performance among coupons, with lower coupons underperforming, as these bonds have been the largest beneficiaries of Fed purchases. Prices for non-Agency mortgages rose on limited outstanding supply, improving risk appetite and ongoing signs of recovery in the housing sector. Commercial MBS also outperformed amid strong investor demand and a continued rebound in property valuations.

■

The U.S. investment grade credit market, as measured by the Barclays U.S. Credit Index, declined 2.01% for the period, but outperformed like-duration U.S. Treasuries as spreads tightened, ending the year at the lowest level since the global financial crisis began. This positive performance was supported by improving global growth fundamentals and continued easy monetary policy. The high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 7.42% for the period. The sector was one of the best-performing fixed income sectors, benefiting from relatively sound fundamentals and investor demand for higher yielding assets with lower interest rate sensitivity.

■

Emerging markets (“EM”) external debt underperformed U.S. Treasuries during the year and was impacted by the second quarter sell-off. Country-specific stories and the risk-on market sentiment following the Fed tapering announcement supported lower spreads in the fourth quarter, particularly in December. EM local assets particularly underperformed U.S. Treasuries during the period, as weaker EM currencies and increases in local yields weighed on overall returns.

■

Developed market equities posted strong performance in 2013, despite a period marked by considerable volatility and uncertainty around central bank policy. U.S. equities, as measured by the S&P 500 Index, returned 32.39%. Global equities, as represented by the MSCI All Country World Index Net USD and MSCI World Index, returned 22.80% and 26.68%, respectively. Emerging market equities (“EM”), as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.60%. EM equities underperformed developed market equities due to declining earnings growth and rising interest rates in the U.S. which placed pressure on local EM currencies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2014

ANNUAL REPORT	DECEMBER 31, 2013	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Real Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, operational risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

4	PIMCO VARIABLE INSURANCE TRUST

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2013 to December 31, 2013.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2013	5

PIMCO Real Return Portfolio

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	55.7%
Short-Term Instruments	33.9%
Sovereign Issues	3.7%
Mortgage-Backed Securities	2.4%
Asset-Backed Securities	1.6%
Other	2.7%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	1 Year	5 Years	10 Years	Class Inception (04/10/2000)
PIMCO Real Return Portfolio Institutional Class	-9.08%	7.28%	5.13%	7.00%
Barclays U.S. TIPS Index±	-8.61%	5.63%	4.85%	6.48%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 03/31/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.55% for Institutional Class shares.

± Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/13)	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$989.30	$1,022.48
Expenses Paid During Period†	$2.71	$2.75
Net Annualized Expense Ratio	0.54%	0.54%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Real Return Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation.

»	Exposure to U.S. real duration (or sensitivity to changes in real interest rates) detracted from absolute performance as real yields increased during the reporting period.

»	An overweight to Australian real duration detracted from performance as Australian real yields increased during the reporting period.

»	An overweight to Canadian real duration detracted from performance as Canadian real yields increased during the reporting period.

»	Tactical exposure to U.K. inflation-linked bonds at the beginning of the reporting period added to performance as U.K. real yields fell.

»	Exposure to select non-Agency residential mortgage-backed securities (“RMBS”) benefited returns owing to their higher income.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Real Return Portfolio

Selected Per Share Data for the Year Ended:	12/31/2013	12/31/2012	12/31/2011	12/31/2010	12/31/2009

Institutional Class
Net asset value beginning of year	$14.25	$13.95	$13.14	$12.44	$11.26
Net investment income (a)	0.10	0.23	0.30	0.22	0.43
Net realized/unrealized gain (loss)	(1.40)	1.02	1.24	0.81	1.63
Total income (loss) from investment operations	(1.30)	1.25	1.54	1.03	2.06
Dividends from net investment income	(0.25)	(0.18)	(0.31)	(0.21)	(0.40)
Distributions from net realized capital gains	(0.10)	(0.77)	(0.42)	(0.12)	(0.48)
Total distributions	(0.35)	(0.95)	(0.73)	(0.33)	(0.88)
Net asset value end of year	$12.60	$14.25	$13.95	$13.14	$12.44
Total return	(9.08)%	8.92%	11.83%	8.27%	18.54%
Net assets end of year (000s)	$138,123	$152,670	$128,674	$99,287	$100,808
Ratio of expenses to average net assets	0.55%	0.55%	0.50%	0.51%	0.57%
Ratio of expenses to average net assets excluding interest expense	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	0.76%	1.61%	2.17%	1.68%	3.49%
Portfolio turnover rate	34%*	46%*	381%*	489%*	689%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	7

Statement of Assets and Liabilities PIMCO Real Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2013

Assets:
Investments, at value
Investments in securities*	$4,216,935
Investments in Affiliates	1,539,102
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,324
Over the counter	9,260
Deposits with counterparty	3,654
Foreign currency, at value	2,621
Receivable for Portfolio shares sold	27,371
Interest and dividends receivable	17,278
Dividends receivable from Affiliates	412
5,818,957

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$2,426,376
Financial Derivative Instruments
Exchange-traded or centrally cleared	478
Over the counter	15,368
Payable for investments purchased	9,396
Payable for investments in Affiliates purchased	412
Deposits from counterparty	6,900
Payable for Portfolio shares redeemed	4,167
Accrued investment advisory fees	712
Accrued supervisory and administrative fees	712
Accrued distribution fees	99
Accrued servicing fees	352
Reimbursement to PIMCO	47
Other liabilities	147
2,465,166

Net Assets	$3,353,791

Net Assets Consist of:
Paid in capital	$3,524,833
Undistributed net investment income	20,201
Accumulated undistributed net realized (loss)	(37,463)
Net unrealized (depreciation)	(153,780)
$3,353,791

Net Assets:
Institutional Class	$138,123
Administrative Class	2,754,082
Advisor Class	461,586

Shares Issued and Outstanding:
Institutional Class	10,962
Administrative Class	218,573
Advisor Class	36,633

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$12.60
Administrative Class	12.60
Advisor Class	12.60

Cost of Investments in Securities	$4,374,335
Cost of Investments in Affiliates	$1,539,334
Cost of Foreign Currency Held	$2,662
Cost or Premiums of Financial Derivative Instruments, net	$(1,817)

* Includes repurchase agreements of:	$390,770

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Real Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2013

Investment Income:
Interest	$48,718
Dividends from Investments in Affiliates	1,237
Miscellaneous income	1
Total Income	49,956

Expenses:
Investment advisory fees	9,496
Supervisory and administrative fees	9,496
Servicing fees - Administrative Class	4,813
Distribution and/or servicing fees - Advisor Class	1,129
Trustees’ fees	73
Interest expense	1,866
Total Expenses	26,873

Net Investment Income	23,083

Net Realized Gain (Loss):
Investments in securities	(28,376)
Investments in Affiliates	(643)
Exchange-traded or centrally cleared financial derivative instruments	(3,442)
Over the counter financial derivative instruments	16,391
Foreign currency	(2,336)
Net Realized (Loss)	(18,406)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(381,043)
Investments in Affiliates	350
Exchange-traded or centrally cleared financial derivative instruments	6,740
Over the counter financial derivative instruments	(4,208)
Foreign currency assets and liabilities	(37)
Net Change in Unrealized (Depreciation)	(378,198)
Net (Loss)	(396,604)

Net (Decrease) in Net Assets Resulting from Operations	$(373,521)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	9

Statements of Changes in Net Assets PIMCO Real Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2013	Year Ended December 31, 2012

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$23,083	$56,306
Net realized gain (loss)	(18,406)	59,962
Net change in unrealized appreciation (depreciation)	(378,198)	205,054
Net increase (decrease) resulting from operations	(373,521)	321,322

Distributions to Shareholders:
From net investment income
Institutional Class	(2,704)	(1,776)
Administrative Class	(50,366)	(35,901)
Advisor Class	(7,941)	(3,065)
From net realized capital gains
Institutional Class	(1,049)	(7,766)
Administrative Class	(22,319)	(186,315)
Advisor Class	(3,733)	(20,931)

Total Distributions	(88,112)	(255,754)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(382,531)	523,017
Net increase (decrease) in capital	(844,164)	588,585

Net Assets:
Beginning of year	4,197,955	3,609,370
End of year*	$3,353,791	$4,197,955

* Including undistributed net investment income of:	$20,201	$42,968

**	See note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Cash Flows PIMCO Real Return Portfolio

Year Ended December 31, 2013
(Amounts in thousands)	PIMCO Real Return Portfolio

Cash flows provided by operating activities:

Net (decrease) in net assets resulting from operations	$(373,521)

Adjustments to reconcile net (decrease) in net assets from operations to net cash provided by operating activities:
Purchases of long-term securities	(1,493,671)
Proceeds from sales of long-term securities	2,225,929
Proceeds from sales of short-term portfolio investments, net	24,439
(Increase) in deposits with counterparty	(3,645)
Decrease in receivable for investments sold	64,271
Decrease in interest and dividends receivable	5,846
Decrease in exchange-traded or centrally cleared derivatives	2,575
Decrease in over the counter derivatives	14,763
Increase in payable for investments purchased	9,291
Increase in deposits from counterparty	3,870
(Decrease) in accrued investment advisory fees	(150)
(Decrease) in accrued supervisory and administrative fees	(150)
Increase in accrued distribution fee	15
(Decrease) in accrued servicing fee	(96)
Increase in reimbursement to PIMCO	47
Payments on currency transactions	(2,376)
Net Realized (Gain) Loss
Investments in securities	28,376
Investments in Affiliates	643
Exchange-traded or centrally cleared financial derivative instruments	3,442
Over the counter financial derivative instruments	(16,391)
Foreign currency	2,336
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	381,043
Investments in Affiliates	(350)
Exchange-traded or centrally cleared financial derivative instruments	(6,740)
Over the counter financial derivative instruments	4,208
Foreign currency assets and liabilities	37
Net amortization (accretion) on investments	46,032
Net cash provided by operating activities	920,073

Cash flows (used for) financing activities:
Proceeds from shares sold	683,708
Payments on shares redeemed	(1,176,910)
Cash dividend paid*	(1)
Proceeds from reverse repurchase agreements	3,201,938
Payments on reverse repurchase agreements	(3,356,279)
Proceeds from sale-buyback transactions	14,315,586
Payments on sale-buyback transactions	(14,585,889)
Proceeds from deposits from counterparty	2,600
Payments on deposits from counterparty	(2,600)
Net cash (used for) financing activities	(917,847)

Net Increase in Cash and Foreign Currency	2,226

Cash and Foreign Currency:
Beginning of year	395
End of year	$2,621

* Reinvestment of dividends	$88,111

Supplemental disclosure of cash flow information:
Interest expense paid during the year	$2,757

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	11

Schedule of Investments PIMCO Real Return Portfolio

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 125.7%

CORPORATE BONDS & NOTES 2.7%

BANKING & FINANCE 2.4%
Ally Financial, Inc.
3.439% due 02/11/2014		$15,400	$15,495
3.645% due 06/20/2014		1,400	1,424
6.750% due 12/01/2014		1,600	1,678
Banco Santander Brasil S.A.
2.343% due 03/18/2014		7,100	7,101
Banco Santander Chile
1.842% due 01/19/2016		8,200	8,163
BBVA Bancomer S.A.
6.500% due 03/10/2021		600	636
Commonwealth Bank of Australia
0.524% due 09/17/2014		4,900	4,911
0.746% due 06/25/2014		7,100	7,116
Danske Bank A/S
1.294% due 04/14/2014		13,700	13,727
Eksportfinans ASA
2.375% due 05/25/2016		4,700	4,635
ICICI Bank Ltd.
1.988% due 02/24/2014		3,700	3,701
International Lease Finance Corp.
6.500% due 09/01/2014		1,400	1,452
Intesa Sanpaolo SpA
3.125% due 01/15/2016		3,600	3,670
Lehman Brothers Holdings, Inc.
7.000% due 09/27/2027 ^		100	22
Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015		349	377
SLM Corp. CPI Linked Bond
2.514% due 04/01/2014		480	479
Turkiye Garanti Bankasi A/S
2.742% due 04/20/2016		1,500	1,459
Westpac Banking Corp.
3.585% due 08/14/2014		4,300	4,386

			80,432

INDUSTRIALS 0.0%
Cardinal Health, Inc.
6.000% due 06/15/2017		300	336

UTILITIES 0.3%
Tokyo Electric Power Co., Inc.
4.500% due 03/24/2014	EUR	6,100	8,441

Total Corporate Bonds & Notes (Cost $88,093)			89,209

MUNICIPAL BONDS & NOTES 0.0%

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		$700	544

Total Municipal Bonds & Notes (Cost $668)			544

U.S. GOVERNMENT AGENCIES 1.9%
Fannie Mae
0.226% due 12/25/2036		95	92
0.315% due 08/25/2034		140	139
0.515% due 07/25/2037- 05/25/2042		167	166
0.605% due 05/25/2036		131	131

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.845% due 02/25/2041	$4,547	$4,560
1.344% due 07/01/2044- 09/01/2044	71	72
2.320% due 11/01/2024	11	12
2.369% due 05/25/2035	755	778
5.265% due 10/01/2035	395	425
Freddie Mac
0.317% due 10/15/2020	950	948
0.397% due 02/15/2019	113	113
0.425% due 08/25/2031	71	70
0.617% due 08/15/2033- 09/15/2042	16,019	15,897
1.342% due 02/25/2045	1,344	1,362
1.344% due 10/25/2044	4,341	4,397
2.368% due 01/01/2034	145	154
2.500% due 10/02/2019	19,600	19,740
5.305% due 12/01/2035	326	351
Ginnie Mae
0.467% due 03/20/2037	5,063	5,082
NCUA Guaranteed Notes
0.619% due 10/07/2020	3,537	3,556
0.729% due 12/08/2020	5,213	5,268
Small Business Administration
5.902% due 02/10/2018	330	360
6.020% due 08/01/2028	1,580	1,779

Total U.S. Government Agencies (Cost $65,201)		65,452

U.S. TREASURY OBLIGATIONS 95.5%

U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2016 (d)	181,394	186,383
0.125% due 04/15/2018 (d)(h)	130,613	133,266
0.125% due 01/15/2022 (d)	239,179	229,818
0.125% due 07/15/2022 (d)	375,312	359,464
0.125% due 01/15/2023 (d)	87,587	82,691
0.375% due 07/15/2023 (d)	103,025	99,310
0.500% due 04/15/2015 (d)	38,881	39,767
0.625% due 07/15/2021 (d)	200,830	203,882
0.625% due 02/15/2043 (d)	38,893	29,894
0.750% due 02/15/2042 (d)	2,170	1,744
1.125% due 01/15/2021 (d)	79,394	83,442
1.250% due 04/15/2014 (d)(f)(h)	21,295	21,445
1.250% due 07/15/2020 (d)	186,916	200,015
1.375% due 01/15/2020 (d)	130,638	140,333
1.625% due 01/15/2015 (d)(h)	109,543	112,923
1.625% due 01/15/2018 (d)	18,937	20,592
1.750% due 01/15/2028 (d)	97,193	104,023
1.875% due 07/15/2015 (d)	41,999	44,303
1.875% due 07/15/2019 (d)	65,587	72,925
2.000% due 07/15/2014 (d)(h)	5,326	5,447
2.000% due 01/15/2016 (d)(h)	114,003	121,587
2.000% due 01/15/2026	143,556	159,022
2.125% due 01/15/2019 (d)	14,680	16,402
2.125% due 02/15/2040	31,660	35,546
2.375% due 01/15/2025 (d)	193,652	222,639
2.375% due 01/15/2027	133,354	153,612
2.500% due 01/15/2029	50,691	59,514
2.625% due 07/15/2017 (d)	5,407	6,086
3.625% due 04/15/2028	64,831	85,729
3.875% due 04/15/2029	117,935	161,594
U.S. Treasury Notes
2.750% due 11/15/2023	10,500	10,255

Total U.S. Treasury Obligations (Cost $3,364,601)		3,203,653

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 4.0%
American General Mortgage Loan Trust
5.150% due 03/25/2058		$1,095	$1,107
American Home Mortgage Investment Trust
1.849% due 09/25/2045		503	467
Arran Residential Mortgages Funding PLC
1.668% due 11/19/2047	EUR	22,241	31,023
Banc of America Commercial Mortgage Trust
0.340% due 06/10/2049		$39	39
5.492% due 02/10/2051		420	459
5.649% due 06/10/2049		39	39
Banc of America Funding Corp.
2.631% due 02/20/2036		1,207	1,195
3.694% due 01/20/2047 ^		519	419
Banc of America Mortgage Trust
2.794% due 06/25/2035		221	208
2.932% due 02/25/2036 ^		840	716
4.442% due 11/25/2034		103	101
6.500% due 09/25/2033		30	31
Banc of America Re-REMIC Trust
5.611% due 06/24/2050		1,599	1,753
5.633% due 02/17/2051		1,000	1,071
BCAP LLC Trust
5.222% due 03/26/2037		2,201	2,032
Bear Stearns Adjustable Rate Mortgage Trust
2.210% due 08/25/2035		419	420
2.250% due 08/25/2035		341	343
2.430% due 10/25/2035		1,642	1,619
2.547% due 01/25/2035		684	667
2.600% due 03/25/2035		606	611
2.767% due 03/25/2035		672	657
2.793% due 03/25/2035		154	154
Bear Stearns Alt-A Trust
2.700% due 03/25/2036 ^		818	570
2.708% due 09/25/2035		2,811	2,471
Chase Mortgage Finance Trust
2.719% due 02/25/2037		106	106
Chaseflex Trust
6.000% due 02/25/2037 ^		739	626
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.445% due 01/25/2035		22	20
Citigroup Mortgage Loan Trust, Inc.
1.940% due 09/25/2035		50	50
2.200% due 09/25/2035		255	252
2.290% due 09/25/2035		263	259
2.510% due 10/25/2035		1,437	1,408
2.540% due 05/25/2035		67	65
2.845% due 09/25/2037 ^		1,464	1,210
Commercial Mortgage Trust
3.156% due 07/10/2046		2,143	2,208
Countrywide Alternative Loan Trust
0.335% due 05/25/2047		9,604	8,225
0.345% due 05/25/2047		257	209
0.347% due 02/20/2047		830	551
0.355% due 09/25/2046 ^		8,209	5,975
0.445% due 12/25/2035		43	37
1.071% due 12/25/2035		206	157
6.000% due 01/25/2037 ^		378	314
Countrywide Home Loan Mortgage Pass-Through Trust
0.505% due 06/25/2035		213	186
2.638% due 05/20/2036		204	154
2.645% due 11/19/2033		43	42
5.500% due 08/25/2035		392	387
Credit Suisse Mortgage Capital Certificates
5.467% due 09/16/2039		1,367	1,489
5.467% due 09/18/2039		1,458	1,589

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Deutsche ALT-B Securities, Inc.
0.265% due 10/25/2036 ^		$28	$16
First Horizon Alternative Mortgage Securities
2.207% due 06/25/2034		436	424
First Horizon Mortgage Pass-Through Trust
2.559% due 02/25/2035		1,684	1,696
2.614% due 08/25/2035		1,008	959
Granite Mortgages PLC
0.904% due 09/20/2044	GBP	300	493
Greenpoint Mortgage Funding Trust
0.385% due 06/25/2045		$418	378
0.435% due 11/25/2045		232	176
GS Mortgage Securities Trust
4.592% due 08/10/2043		6,000	6,500
GSR Mortgage Loan Trust
2.648% due 09/25/2035		821	817
2.765% due 01/25/2035		547	546
HarborView Mortgage Loan Trust
0.386% due 05/19/2035		123	109
0.446% due 02/19/2036		255	192
0.507% due 06/20/2035		142	134
Holmes Master Issuer PLC
1.577% due 10/15/2054	EUR	8,073	11,156
IndyMac Mortgage Loan Trust
2.503% due 12/25/2034		$278	257
2.695% due 11/25/2035 ^		1,219	1,073
JPMorgan Chase Commercial Mortgage Securities Trust
4.654% due 01/12/2037		396	397
5.794% due 02/12/2051		1,300	1,459
JPMorgan Mortgage Trust
2.430% due 07/27/2037		1,262	1,085
2.700% due 08/25/2035 ^		560	537
2.756% due 08/25/2035		577	578
2.774% due 07/25/2035		437	436
2.813% due 07/25/2035		1,003	1,011
3.554% due 02/25/2035		533	537
5.146% due 09/25/2035		239	239
LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040		225	248
MASTR Adjustable Rate Mortgages Trust
2.623% due 11/21/2034		566	581
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.607% due 12/15/2030		255	250
0.867% due 11/15/2031		260	256
Merrill Lynch Mortgage Investors Trust
0.375% due 02/25/2036		641	588
0.415% due 11/25/2035		569	536
1.165% due 10/25/2035		378	372
1.596% due 10/25/2035		1,391	1,353
5.425% due 12/25/2035		424	405
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049		200	223
Morgan Stanley Capital Trust
5.910% due 06/11/2049		600	670
Morgan Stanley Mortgage Loan Trust
2.184% due 06/25/2036		847	787
Permanent Master Issuer PLC
1.527% due 07/15/2042	EUR	1,400	1,927
Residential Accredit Loans, Inc. Trust
0.465% due 08/25/2035		$187	149
Royal Bank of Scotland Capital Funding Trust
6.007% due 12/16/2049		2,500	2,735
Sequoia Mortgage Trust
0.367% due 07/20/2036		1,902	1,725
0.866% due 10/19/2026		91	91

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Adjustable Rate Mortgage Loan Trust
0.645% due 06/25/2035		$72	$71
1.534% due 01/25/2035		184	145
2.507% due 08/25/2035		257	237
2.906% due 02/25/2034		308	309
5.500% due 12/25/2034		515	501
Structured Asset Mortgage Investments Trust
0.355% due 06/25/2036		130	104
0.375% due 04/25/2036		518	374
0.416% due 07/19/2035		1,829	1,775
0.826% due 10/19/2034		134	128
Structured Asset Securities Corp.
2.625% due 10/28/2035		91	86
Swan Trust
3.900% due 04/25/2041	AUD	336	303
Vornado DP LLC Trust
4.004% due 09/13/2028		$6,500	6,795
Wachovia Bank Commercial Mortgage Trust
0.247% due 06/15/2020		674	668
5.088% due 08/15/2041		1,017	1,032
WaMu Mortgage Pass-Through Certificates
0.425% due 11/25/2045		257	235
0.455% due 10/25/2045		1,531	1,429
0.869% due 01/25/2047		1,014	953
0.909% due 05/25/2047		592	515
0.949% due 12/25/2046		136	129
1.143% due 02/25/2046		205	193
1.343% due 11/25/2042		31	29
2.463% due 07/25/2046		909	858
2.463% due 11/25/2046		134	125
2.482% due 12/25/2035		290	268
5.158% due 08/25/2035		277	268
Wells Fargo Mortgage-Backed Securities Trust
2.617% due 09/25/2034		131	133

Total Mortgage-Backed Securities (Cost $131,600)			135,455

ASSET-BACKED SECURITIES 2.8%
Access Group, Inc.
1.538% due 10/27/2025		8,046	8,129
Aquilae CLO PLC
0.572% due 01/17/2023	EUR	2,534	3,446
Ares CLO Ltd.
0.469% due 03/12/2018		$814	812
Asset-Backed Funding Certificates Trust
0.865% due 06/25/2034		1,077	1,025
Bear Stearns Asset-Backed Securities Trust
0.825% due 10/25/2032		19	19
Citibank Omni Master Trust
2.917% due 08/15/2018		28,100	28,528
Citigroup Mortgage Loan Trust, Inc.
0.245% due 01/25/2037		222	113
College Loan Corp. Trust
0.488% due 01/25/2024		800	740
Conseco Finance Securitizations Corp.
6.681% due 12/01/2033		29	30
Countrywide Asset-Backed Certificates
0.345% due 07/25/2036		3,065	2,991
0.415% due 04/25/2036		187	183
Credit-Based Asset Servicing and Securitization LLC
0.225% due 11/25/2036		100	54
Equity One Mortgage Pass-Through Trust
0.465% due 04/25/2034		91	78
First Franklin Mortgage Loan Trust
0.505% due 11/25/2035		11,217	10,893
GSAMP Trust
0.235% due 12/25/2036		117	59

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Harbourmaster CLO BV
0.537% due 06/15/2020	EUR	112	$153
HSI Asset Securitization Corp. Trust
0.215% due 10/25/2036		$9	4
Magi Funding PLC
0.591% due 04/11/2021	EUR	960	1,305
Merrill Lynch Mortgage Investors Trust
0.245% due 09/25/2037		$27	7
0.285% due 02/25/2037		426	196
Morgan Stanley IXIS Real Estate Capital Trust
0.215% due 11/25/2036		14	7
Nautique Funding Ltd.
0.494% due 04/15/2020		790	779
Nelnet Student Loan Trust
0.938% due 07/25/2018		279	280
North Carolina State Education Assistance Authority
0.688% due 10/26/2020		2,529	2,529
NYLIM Flatiron CLO Ltd.
0.459% due 08/08/2020		529	522
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.425% due 07/25/2035		16	16
Park Place Securities, Inc.
0.425% due 09/25/2035		31	30
Penta CLO S.A.
0.551% due 06/04/2024	EUR	3,970	5,261
RAAC Series
0.335% due 11/25/2036		$25	25
Renaissance Home Equity Loan Trust
0.925% due 12/25/2032		65	50
Securitized Asset-Backed Receivables LLC Trust
0.225% due 12/25/2036 ^		386	134
SLM Student Loan Trust
0.278% due 04/25/2019		8,800	8,693
0.688% due 01/25/2017		494	495
1.738% due 04/25/2023		11,171	11,522
1.817% due 12/15/2017		76	76
2.350% due 04/15/2039		730	731
Soundview Home Loan Trust
0.225% due 11/25/2036		62	23
Structured Asset Securities Corp.
1.669% due 04/25/2035		646	619
Symphony CLO Ltd.
0.481% due 05/15/2019		3,026	3,000
Wood Street CLO BV
0.587% due 03/29/2021	EUR	447	604

Total Asset-Backed Securities (Cost $91,767)			94,161

SOVEREIGN ISSUES 6.4%
Australia Government Bond
5.500% due 04/21/2023	AUD	5,600	5,528
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2017	BRL	225,400	67,304
Instituto de Credito Oficial
2.044% due 03/25/2014	EUR	16,900	23,312
Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (b)		9,076	12,543
2.100% due 09/15/2016 (b)		14,203	20,163
2.100% due 09/15/2017 (b)		15,072	21,360
2.100% due 09/15/2021 (b)		973	1,307
3.100% due 09/15/2026 (b)		635	892
New South Wales Treasury Corp. CPI Linked Bond
2.500% due 11/20/2035	AUD	3,700	3,867
2.750% due 11/20/2025		16,300	18,228
New Zealand Government CPI Linked Bond
3.000% due 09/20/2030	NZD	6,000	4,953

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	13

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Republic of Germany
0.750% due 04/15/2018 (b)	EUR	18,234	$26,114
Slovenia Government International Bond
4.700% due 11/01/2016		6,400	9,140
Xunta de Galicia
6.131% due 04/03/2018		50	77

Total Sovereign Issues (Cost $218,734)			214,788

SHORT-TERM INSTRUMENTS 12.4%

REPURCHASE AGREEMENTS (c) 11.7%
			390,770

U.S. TREASURY BILLS 0.7%
0.121% due 02/06/2014 - 12/11/2014 (a)(d)(h)		$22,926	22,903

Total Short-Term Instruments (Cost $413,671)			413,673

Total Investments in Securities (Cost $4,374,335)			4,216,935

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 45.9%

SHORT-TERM INSTRUMENTS 45.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 45.9%
PIMCO Short-Term Floating NAV Portfolio	85,369,756	$854,125
PIMCO Short-Term Floating NAV Portfolio III	68,573,169	684,977

Total Short-Term Instruments (Cost $1,539,334)		1,539,102

Total Investments in Affiliates (Cost $1,539,334)		1,539,102

Total Investments 171.6% (Cost $5,913,669)		$5,756,037

Financial Derivative Instruments (e)(g) (0.1%) (Cost or Premiums, net $(1,817))		(4,262)

Other Assets and Liabilities, net (71.5%)		(2,397,984)

Net Assets 100.0%		$3,353,791

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.040%	12/26/2013	01/06/2014	$81,000	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2022	$(82,280)	$81,000	$81,001
BOM	0.020%	12/31/2013	01/02/2014	100,000	U.S. Treasury Notes 1.875% - 3.750% due 04/30/2014 - 11/15/2018	(102,009)	100,000	100,000
BOS	0.010%	12/31/2013	01/02/2014	6,200	U.S. Treasury Notes 0.500% due 07/31/2017	(6,335)	6,200	6,200
GRE	0.020%	12/31/2013	01/02/2014	100,400	U.S. Treasury Notes 0.250% due 03/31/2015	(102,447)	100,400	100,400
RDR	0.010%	12/31/2013	01/02/2014	100,000	U.S. Treasury Notes 1.375% - 2.125% due 06/30/2018 - 08/31/2020	(102,032)	100,000	100,000
SSB	0.000%	12/31/2013	01/02/2014	3,170	Freddie Mac 2.080% - 2.100% due 10/17/2022	(3,236)	3,170	3,170

Total Repurchase Agreements						$(398,339)	$390,770	$390,771

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.100%	12/26/2013	01/06/2014	$(90,210)	$(90,192)
	0.191%	12/17/2013	01/16/2014	(3,808)	(3,777)
	0.192%	12/16/2013	01/15/2014	(12,339)	(12,234)
	0.200%	12/24/2013	01/06/2014	(238,959)	(238,955)
BPG	0.220%	12/20/2013	01/08/2014	(432,021)	(431,849)
FOB	0.150%	12/17/2013	01/08/2014	(127,114)	(127,081)
GSC	0.210%	12/20/2013	01/07/2014	(547,237)	(547,027)
TDM	0.130%	11/13/2013	01/13/2014	(242,529)	(242,523)
	0.140%	11/06/2013	01/06/2014	(59,822)	(59,827)

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
	0.170%	12/12/2013	01/10/2014	$(120,894)	$(120,862)
	0.180%	12/09/2013	01/07/2014	(40,887)	(40,883)
	0.190%	12/12/2013	01/10/2014	(39,557)	(39,552)
	0.200%	12/13/2013	01/06/2014	(471,663)	(471,614)

Total Sale-Buyback Transactions					$(2,426,376)

(2)

As of December 31, 2013, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended December 31, 2013 was $1,044,693 at a weighted average interest rate of 0.174%.

(3)	Payable for sale-buyback transactions includes $(832) of deferred price drop on sale-buyback transactions.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2013:

(d)	Securities with an aggregate market value of $2,414,715 have been pledged as collateral under the terms of the following master agreements as of December 31, 2013.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BCY	$81,001	$0	$0	$0	$81,001	$(82,524)	$(1,523)
BOM	100,000	0	0	0	100,000	(102,009)	(2,009)
BOS	6,200	0	0	0	6,200	(6,335)	(135)
GRE	100,400	0	0	0	100,400	(102,447)	(2,047)
RDR	100,000	0	0	0	100,000	(102,032)	(2,032)
SSB	3,170	0	0	0	3,170	(3,236)	(66)

Master Securities Forward Transaction Agreement
BCY	0	0	(345,158)	0	(345,158)	342,281	(2,877)
BPG	0	0	(431,849)	0	(431,849)	430,252	(1,597)
FOB	0	0	(127,081)	0	(127,081)	126,543	(538)
GSC	0	0	(547,027)	0	(547,027)	545,462	(1,565)
TDM	0	0	(975,261)	0	(975,261)	970,177	(5,084)

Total Borrowings and Other Financing Transactions	$390,771	$0	$(2,426,376)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CME 3-Year Mid-Curve on Eurodollar March Futures	$97.375	03/14/2014	202	$(70)	$(101)

Total Written Options				$(70)	$(101)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	359	$(101)	$0	$(18)
90-Day Eurodollar March Futures	Long	03/2016	1,336	(1,036)	0	(67)
90-Day Eurodollar March Futures	Long	03/2017	171	139	0	(15)
90-Day Eurodollar September Futures	Long	09/2014	356	124	0	(4)
90-Day Eurodollar September Futures	Long	09/2015	551	4	0	(27)
U.S. Treasury 5-Year Note March Futures	Long	03/2014	1,694	(2,732)	0	(159)
U.S. Treasury 30-Year Bond March Futures	Long	03/2014	185	(161)	0	(87)

Total Futures Contracts				$(3,763)	$0	$(377)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	15

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	$	59,100	$12,861	$8,893	$677	$0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		111,500	8,852	3,485	1,422	0
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	7,070,000	(749)	(208)	225	0

Total Swap Agreements						$20,964	$12,170	$2,324	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2013:

(f)	Securities with an aggregate market value of $11,767 and cash of $3,654 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2013. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$2,324	$2,324	$(101)	$(377)	$0	$(478)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BPS	01/2014	$		188,595		EUR	137,160	$96	$0
	02/2014		EUR	137,160	$		188,591	0	(97)

BRC	01/2014	$		32,652		AUD	36,831	228	0
	02/2014		AUD	36,831	$		32,590	0	(228)

CBK	01/2014			36,831			33,613	733	0
	01/2014		BRL	10,488			4,673	227	0
	01/2014	$		4,477		BRL	10,488	0	(32)

DUB	01/2014		ZAR	12,988	$		1,328	92	0
	02/2014	$		20,077		EUR	14,568	0	(36)

FBF	01/2014		BRL	24,087	$		10,282	73	0
	01/2014		EUR	131,153			177,380	0	(3,047)
	01/2014	$		10,276		BRL	24,087	0	(66)
	02/2014		BRL	24,087	$		10,195	67	0

HUS	01/2014			35,279			15,325	371	0
	01/2014		NZD	6,044			4,961	0	(9)
	01/2014	$		15,060		BRL	35,279	0	(106)
	02/2014		JPY	189,500	$		1,908	109	0

JPM	01/2014		BRL	6,213			2,719	86	0
	01/2014	$		2,652		BRL	6,213	0	(19)
	01/2014			1,338		EUR	973	0	0

MSC	01/2014		BRL	91,026	$		39,413	830	0
	01/2014	$		38,857		BRL	91,026	0	(274)
	03/2014			8,626		MXN	113,945	57	0

UAG	01/2014		BRL	118,920	$		50,764	358	0
	01/2014	$		50,508		BRL	118,920	0	(102)
	01/2014			4,933		NZD	6,044	37	0
	02/2014		BRL	118,920	$		50,115	114	0
	02/2014		EUR	6,166			8,493	11	0
	02/2014		NZD	6,044			4,923	0	(38)

WST	01/2014		EUR	6,980			9,392	0	(211)

Total Forward Foreign Currency Contracts								$3,489	$(4,265)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.875%	04/14/2014	$	20,500	$1,042	$802

Total Purchased Options								$1,042	$802

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BRC	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.000%	01/27/2014	EUR	1,900	$(18)	$(1)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.500%	01/27/2014		1,900	(16)	0

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.850%	04/14/2014	$	86,200	(1,034)	(92)

GLM	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	03/31/2014		180,700	(189)	(334)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400%	01/27/2014		22,400	(47)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	01/27/2014		22,400	(112)	(32)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.300%	03/17/2014		135,100	(163)	(7)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.900%	03/17/2014		135,100	(570)	(1,036)

HUS	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.000%	01/27/2014	EUR	1,900	(14)	(1)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.500%	01/27/2014		1,900	(14)	0

MYC	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	03/31/2014	$	235,800	(548)	(436)

RYL	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	01/27/2014		125,300	(848)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500%	01/27/2014		125,300	(1,254)	(67)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	03/03/2014		6,000	(22)	0

								$(4,849)	$(2,006)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount	Premiums (Received)	Market Value
BPS	Floor - OTC YOY CPURNSA Index	0.000	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/01/2018	$3,900	$(34)	$(20)
CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	33,400	(298)	(35)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	4,400	(57)	(5)
DUB	Floor - OTC CPURNSA Index	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	4,400	(33)	(3)
	Floor - OTC YOY CPURNSA Index	0.000	Maximum of [(1 + 0.000%) - (Final Index/Initial Index)] or 0	01/22/2018	5,100	(49)	(30)

						$(471)	$(93)

Total Written Options						$(5,320)	$(2,099)

(1)	YOY options may have a series of expirations.

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2013

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in JPY		Premiums
Balance at 12/31/2012	0	$654,100	EUR	14,300	JPY	0	$(5,759)
Sales	634	2,526,300		343,700		3,400,000	(12,317)
Closing Buys	0	(278,500)		0		0	2,222
Expirations	(216)	(1,263,400)		(350,400)		(3,400,000)	7,814
Exercised	(216)	(513,000)		0		0	2,650

Balance at 12/31/2013	202	$1,125,500	EUR	7,600	JPY	0	$(5,390)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	17

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2013 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Marsh & McLennan Cos., Inc.	(0.830%	)	09/20/2015	0.124%	$ 2,000	$0	$(25)	$0	$(25)

DUB	Cardinal Health, Inc.	(0.590%	)	06/20/2017	0.185%	300	0	(4)	0	(4)
	Marsh & McLennan Cos., Inc.	(0.600%	)	09/20/2015	0.124%	2,000	0	(17)	0	(17)

							$0	$(46)	$0	$(46)

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	4,700	$123	$160	$283	$0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2021		38,600	(46)	1,163	1,117	0

BPS	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2021		30,700	391	498	889	0
	Receive	3-Month USD-CPURNSA Index	1.825%	11/29/2016	$	15,000	(4)	3	0	(1)
	Receive	3-Month USD-CPURNSA Index	2.250%	07/15/2017		108,500	131	(2,753)	0	(2,622)
	Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022		38,700	646	(1,437)	0	(791)

BRC	Pay	1-Year BRL-CDI	10.910%	01/02/2017	BRL	1,000	1	(9)	0	(8)
	Receive	3-Month USD-CPURNSA Index	2.018%	08/19/2017	$	17,900	0	(59)	0	(59)

CBK	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	3,000	47	134	181	0
	Pay	1-Month EUR-FRCPXTOB Index	2.108%	10/08/2023		1,200	15	24	39	0

DUB	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021		28,600	761	961	1,722	0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2023		11,700	100	65	165	0
	Pay	1-Month EUR-FRCPXTOB Index	2.108%	10/08/2023		1,300	16	26	42	0
	Pay	1-Year BRL-CDI	10.910%	01/02/2017	BRL	200	0	(1)	0	(1)
	Receive	3-Month USD-CPURNSA Index	1.728%	12/19/2015	$	10,400	1	0	1	0
	Receive	3-Month USD-CPURNSA Index	1.940%	10/07/2016		25,800	0	(106)	0	(106)
	Receive	3-Month USD-CPURNSA Index	1.860%	11/05/2016		22,300	0	(32)	0	(32)
	Receive	3-Month USD-CPURNSA Index	1.845%	11/29/2016		13,100	0	(9)	0	(9)
	Receive	3-Month USD-CPURNSA Index	1.825%	11/29/2016		19,100	(8)	6	0	(2)
	Receive	3-Month USD-CPURNSA Index	2.173%	11/01/2018		16,200	0	(72)	0	(72)
	Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022		13,200	251	(521)	0	(270)
	Receive	3-Month USD-CPURNSA Index	2.560%	05/08/2023		17,000	0	(265)	0	(265)

GLM	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	8,800	140	390	530	0
	Pay	1-Year BRL-CDI	10.910%	01/02/2017	BRL	8,200	(4)	(59)	0	(63)
	Receive	3-Month USD-CPURNSA Index	1.730%	04/15/2016	$	79,500	(161)	(44)	0	(205)
	Receive	3-Month USD-CPURNSA Index	2.415%	02/12/2017		43,800	24	(1,151)	0	(1,127)
	Receive	3-Month USD-CPURNSA Index	1.942%	04/15/2017		73,000	0	(424)	0	(424)
	Receive	3-Month USD-CPURNSA Index	2.175%	10/01/2018		26,500	49	(187)	0	(138)

HUS	Pay	1-Year BRL-CDI	10.910%	01/02/2017	BRL	20,500	0	(159)	0	(159)

MYC	Pay	1-Year BRL-CDI	10.910%	01/02/2017		33,400	(16)	(243)	0	(259)

RYL	Receive	3-Month USD-CPURNSA Index	1.935%	10/23/2016	$	13,100	(39)	(12)	0	(51)
	Receive	3-Month USD-CPURNSA Index	2.250%	07/15/2017		85,700	78	(2,149)	0	(2,071)

UAG	Pay	1-Year BRL-CDI	10.910%	01/02/2017	BRL	28,900	35	(258)	0	(223)

							$2,531	$(6,520)	$4,969	$(8,958)

Total Swap Agreements							$2,531	$(6,566)	$4,969	$(9,004)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2013:

(h)	Securities with an aggregate market value of $12,653 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$0	$0	$1,400	$1,400	$0	$0	$(25)	$(25)	$1,375	$(1,440)	$(65)
BPS	96	0	889	985	(97)	(20)	(3,414)	(3,531)	(2,546)	2,618	72
BRC	228	0	0	228	(228)	(1)	(67)	(296)	(68)	0	(68)
CBK	960	0	220	1,180	(32)	(40)	0	(72)	1,108	(1,168)	(60)
DUB	92	802	1,930	2,824	(36)	(125)	(778)	(939)	1,885	(1,760)	125
FBF	140	0	0	140	(3,113)	0	0	(3,113)	(2,973)	3,651	678
GLM	0	0	530	530	0	(1,409)	(1,957)	(3,366)	(2,836)	3,042	206
HUS	480	0	0	480	(115)	(1)	(159)	(275)	205	(260)	(55)
JPM	86	0	0	86	(19)	0	0	(19)	67	(270)	(203)
MSC	887	0	0	887	(274)	0	0	(274)	613	(2,825)	(2,212)
MYC	0	0	0	0	0	(436)	(259)	(695)	(695)	529	(166)
RYL	0	0	0	0	0	(67)	(2,122)	(2,189)	(2,189)	2,369	180
UAG	520	0	0	520	(140)	0	(223)	(363)	157	98	255
WST	0	0	0	0	(211)	0	0	(211)	(211)	0	(211)

Total Over the Counter	$3,489	$802	$4,969	$9,260	$(4,265)	$(2,099)	$(9,004)	$(15,368)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$2,324	$2,324

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,489	$0	$3,489
Purchased Options	0	0	0	0	802	802
Swap Agreements	0	0	0	0	4,969	4,969

	$0	$0	$0	$3,489	$5,771	$9,260

	$0	$0	$0	$3,489	$8,095	$11,584

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$101	$101
Futures	0	0	0	0	377	377

	$0	$0	$0	$0	$478	$478

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,265	$0	$4,265
Written Options	0	0	0	0	2,099	2,099
Swap Agreements	0	46	0	0	8,958	9,004

	$0	$46	$0	$4,265	$11,057	$15,368

	$0	$46	$0	$4,265	$11,535	$15,846

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	19

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$68	$68
Futures	0	0	0	0	1,929	1,929
Swap Agreements	0	(5)	0	0	(5,434)	(5,439)

	$0	$(5)	$0	$0	$(3,437)	$(3,442)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,410	$0	$8,410
Purchased Options	0	0	0	266	0	266
Written Options	0	0	0	414	4,834	5,248
Swap Agreements	0	259	0	0	2,208	2,467

	$0	$259	$0	$9,090	$7,042	$16,391

	$0	$254	$0	$9,090	$3,605	$12,949

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(31)	$(31)
Futures	0	0	0	0	(4,085)	(4,085)
Swap Agreements	0	0	0	0	10,856	10,856

	$0	$0	$0	$0	$6,740	$6,740

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,711	$0	$1,711
Purchased Options	0	0	0	0	412	412
Written Options	0	0	0	0	2,242	2,242
Swap Agreements	0	(476)	0	0	(8,097)	(8,573)

	$0	$(476)	$0	$1,711	$(5,443)	$(4,208)

	$0	$(476)	$0	$1,711	$1,297	$2,532

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$80,432	$0	$80,432
Industrials	0	336	0	336
Utilities	0	8,441	0	8,441
Municipal Bonds & Notes
West Virginia	0	544	0	544
U.S. Government Agencies	0	56,628	8,824	65,452
U.S. Treasury Obligations	0	3,203,653	0	3,203,653
Mortgage-Backed Securities	0	134,370	1,085	135,455
Asset-Backed Securities	0	94,161	0	94,161
Sovereign Issues	0	214,788	0	214,788
Short-Term Instruments
Repurchase Agreements	0	390,770	0	390,770
U.S. Treasury Bills	0	22,903	0	22,903
	$0	$4,207,026	$9,909	$4,216,935

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,539,102	$0	$0	$1,539,102

Total Investments	$1,539,102	$4,207,026	$9,909	$5,756,037

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$2,324	$0	$2,324
Over the counter	0	9,260	0	9,260
	$0	$11,584	$0	$11,584

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(478)	0	0	(478)
Over the counter	0	(15,275)	(93)	(15,368)
	$(478)	$(15,275)	$(93)	$(15,846)

Totals	$1,538,624	$4,203,335	$9,816	$5,751,775

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2013:

Category and Subcategory	Beginning Balance at 12/31/2012	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2013 (2)
Investments in Securities, at Value
U.S. Government Agencies	$10,018	$0	$(1,222)	$0	$0	$28	$0	$0	$8,824	$34
Mortgage-Backed Securities	3,147	0	(200)	8	43	105	1,085	(3,103)	1,085	0
Asset-Backed Securities	202	0	(204)	0	0	2	0	0	0	0

	$13,367	$0	$(1,626)	$8	$43	$135	$1,085	$(3,103)	$9,909	$34

Financial Derivative Instruments - Liabilities
Over the counter	$(83)	$0	$(83)	$0	$0	$73	$0	$0	$(93)	$74

Totals	$13,284	$0	$(1,709)	$8	$43	$208	$1,085	$(3,103)	$9,816	$108

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
U.S. Government Agencies	$8,824	Third Party Vendor	Broker Quote	100.54-101.04
Mortgage-Backed Securities	1,085	Third Party Vendor	Broker Quote	86.00

Financial Derivative Instruments - Liabilities
Over the counter	(93)	Indicative Market Quotation	Broker Quote	0.08-0.58

Total	$9,816

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	21

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Real Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the

Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid and are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period and are included in net change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions or short sale transactions, have been determined to be at a level requiring a Statement of Cash Flows. The Statement of Cash Flows has been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or Adviser pursuant to instructions from the

ANNUAL REPORT	DECEMBER 31, 2013	23

Notes to Financial Statements (Cont.)

Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	DECEMBER 31, 2013	25

Notes to Financial Statements (Cont.)

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2013 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
$1,180,337	$5,592,432	$(5,918,578)	$(588)	$522	$854,125	$733	$0

ANNUAL REPORT	DECEMBER 31, 2013	27

Notes to Financial Statements (Cont.)

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
$0	$2,004,504	$(1,319,300)	$(55)	$(172)	$684,977	$504	$0

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements.

ANNUAL REPORT	DECEMBER 31, 2013	29

Notes to Financial Statements (Cont.)

A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2013 for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

ANNUAL REPORT	DECEMBER 31, 2013	31

Notes to Financial Statements (Cont.)

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements. As mentioned earlier in this report, the U.S. is currently experiencing historically low interest rates. This combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, the fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair the performance of the Portfolio.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio is subject to various netting arrangements with select counterparties (“Master

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the

ANNUAL REPORT	DECEMBER 31, 2013	33

Notes to Financial Statements (Cont.)

“Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributors are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2013, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$102,595	$197,939

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2013, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$1,087,486	$1,410,655	$378,421	$753,047

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2013		Year Ended 12/31/2012
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	3,426	$46,102	4,255	$61,900
Administrative Class	35,473	482,183	63,987	929,547
Advisor Class	12,959	177,129	17,569	255,005
Issued as reinvestment of distributions
Institutional Class	293	3,753	664	9,541
Administrative Class	5,691	72,684	15,464	222,185
Advisor Class	917	11,674	1,671	23,990
Cost of shares redeemed
Institutional Class	(3,472)	(47,591)	(3,431)	(50,186)
Administrative Class	(77,119)	(1,038,926)	(38,365)	(557,520)
Advisor Class	(6,624)	(89,539)	(26,017)	(371,445)
Net (decrease) resulting from Portfolio share transactions	(28,456)	$(382,531)	35,797	$523,017

As of December 31, 2013, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 34% of the Portfolio. One shareholder is a related party to the Portfolio and comprises 15% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2013, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

ANNUAL REPORT	DECEMBER 31, 2013	35

Notes to Financial Statements (Cont.)

December 31, 2013

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2010-2012, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2013, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$22,182	$—	$(161,826)	$(3,914)	$(27,483)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), and sale/buyback transactions.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through December 31, 2013 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2013 through December 31, 2013, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2013, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$—	$—	$—	$—

Under the recently enacted Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2013, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$—	$27,483

As of December 31, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$5,926,652	$22,116	$(192,731)	$(170,615)

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, sale/buyback transactions, and Lehman securities.

For the fiscal years ended December 31, 2013 and December 31, 2012, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2013	$72,851	$15,261	$—
12/31/2012	$236,545	$19,209	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

36	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO Real Return Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO Real Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2014

ANNUAL REPORT	DECEMBER 31, 2013	37

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.
BOA	Bank of America N.A.	FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.
BOM	Bank of Montreal	FOB	Credit Suisse Securities (USA) LLC	RDR	RBC Dain Rausher, Inc.
BOS	Banc of America Securities LLC	GLM	Goldman Sachs Bank USA	RYL	Royal Bank of Scotland Group PLC
BPG	BNP Paribas Securities Corp.	GRE	RBS Securities, Inc.	SSB	State Street Bank and Trust Co.
BPS	BNP Paribas S.A.	GSC	Goldman Sachs & Co.	TDM	TD Securities (USA) LLC
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	WST	Westpac Banking Corp.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	NZD	New Zealand Dollar
BRL	Brazilian Real	JPY	Japanese Yen	USD (or $)	United States Dollar
EUR	Euro	MXN	Mexican Peso	ZAR	South African Rand

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Index Abbreviations:
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	FRCPXTOB	France Consumer Price ex-Tobacco Index

Other Abbreviations:
ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	NCUA	National Credit Union Administration
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	YOY	Year-Over-Year
CLO	Collateralized Loan Obligation

38	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2013	39

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	172	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian* (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Vice President	11/2013 to Present Treasurer 08/1997 to 11/2013	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

* Effective February 3, 2014, Dr. El-Erian no longer serves as a Senior Vice President of the Trust.

ANNUAL REPORT	DECEMBER 31, 2013	41

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

42	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 12-13, 2013, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2014. The Board also considered and approved for an additional one-year term through August 31, 2014, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2014.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreement are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust and the independent Trustees.

The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 12-13, 2013 meeting. The independent Trustees also met with counsel to the Trust and the independent Trustees on August 2, 2013 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

ANNUAL REPORT	DECEMBER 31, 2013	43

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2012, including, but not limited to, undertaking significant technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2013. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2013 and other performance data, as available, for the periods ended June 30, 2013 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2013 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 12-13, 2013 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2013.

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Board noted that, for periods ending May 31, 2013, the Administrative Class of 71%, 92% and 100% of the Portfolios outperformed their Lipper category median in the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 86% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2013 (based on the performance of the Administrative Class). The Board also noted that ten of 13 Portfolios, representing 93% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2013, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $23 billion as of May 31, 2013.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expense ratios in their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the size of the assets under management with PIMCO, the manner in which similar portfolios may be managed, different requirements with

ANNUAL REPORT	DECEMBER 31, 2013	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively; had been reduced for some Portfolios over time; had been held steady for most Portfolios as assets grew, or declined in the case of some Portfolios; and continued to be competitive compared with peers. The Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. The Trustees noted that the benefits of the unified fee were apparent during the recent financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC supported the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and in return for the fees paid to RALLC by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2013	47

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT61AR_123113

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2013

PIMCO Real Return Portfolio

Share Class

■	Advisor

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Statement of Cash Flows	11
Schedule of Investments	12
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	37
Glossary	38
Federal Income Tax Information	39
Management of the Trust	40
Privacy Policy	42
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	43

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2013. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

The past twelve months were marked by ongoing periods of heightened bond market volatility brought on by uncertainty around central bank monetary and fiscal policy, geopolitical concerns, and a slower than hoped for rebound in the global economy. Following a particularly bumpy third quarter, however, all financial markets completed the year along a relatively smoother path. Federal Reserve (“Fed”) Chairman Ben Bernanke laid the groundwork in September, when he clarified the Fed’s commitment to maintain its quantitative easing (“QE”) bond purchase program of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero-bound range. The nomination of Janet Yellen to the Chairmanship further helped to reassure investors that the Fed would be committed to the continuation of their accommodative policies.

As investors were made particularly aware, beginning in mid-May conditions in financial markets deteriorated rapidly as markets reacted to signals by the Fed that it might begin to slow the pace of its asset purchases. This shift in tone fueled a broad-based sell-off within fixed income assets throughout the summer, undermining market liquidity and sending yields higher across the risk spectrum.

By mid-September, however, the Fed announced its intent to delay any tapering until more convincing indicators of economic growth become apparent and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore higher) and a rally across most equity markets. The Fed also maintained the Federal Funds Rate within a narrow range of zero to 25 basis points. Into October, investors were once again kept on edge by the uncertain fiscal policy and political landscape—namely the partial shutdown of the U.S. government that began during the first week of October, the ongoing debt ceiling negotiations between the White House and Congress, and confirmation proceedings for the next Fed Chairman. Investors were relieved by the last-minute deal announced on October 17 that reached an agreement to reopen the U.S. government and raise the debt ceiling.

In November, relative calm prevailed across most fixed income markets, and equity markets continued to rally. The European Central Bank (“ECB”) reduced their main policy rate (or the interest rate at which it lends money to banks) by 25 basis points to 0.25%, likely due to their concern over lower than expected inflation and a weak global growth outlook. The Bank of England (“BOE”) unanimously voted to leave its main policy rate unchanged amid a pickup in economic growth and expectations that this would lead to an eventual decline in the U.K. unemployment rate.

Towards the latter part of December, the Fed announced that beginning in January 2014 it intends to gradually exit its bond-buying program, by reducing it from $85 billion to $75 billion spread equally across mortgage and U.S. Treasury purchases. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee (“FOMC”) provided even greater assurances that the policy rate would remain near a zero-bound range until signs of sustainable growth are more broadly evident in the U.S. economy. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

U.S. Treasuries underperformed most other developed sovereign bond markets on a hedged basis as investors reacted to the various Fed announcements regarding the tapering of their QE bond purchase program. In particular, U.S. Treasury yields rose to their highest level in late December as investors reacted to the Fed’s announcement that it would begin the reduction of its asset purchases starting in January 2014. This decision was made on the back of improving economic data, which included a lower unemployment rate, respectable monthly job reports, and improving housing fundamentals. The benchmark ten-year U.S. Treasury note yielded 3.03% at the end of the reporting period, as compared to 1.76% on December 31, 2012. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 2.02% for the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 8.61% over the period, underperforming nominal U.S. Treasuries. U.S. TIPS sold off, particularly during the second quarter of the reporting period, as the market began to price in the inevitable Fed tapering decision, which was officially announced in December. The decision by the Fed to initiate the tapering of asset purchases was validated via stronger jobs and GDP data, with continual weaker inflation data adding further pressure to U.S. TIPS valuations towards the latter part of the period. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 9.52% over the period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries even with the Fed’s announcement that it would begin to reduce its asset purchases in January 2014. The announcement, however, did lead to differentiated performance among coupons, with lower coupons underperforming, as these bonds have been the largest beneficiaries of Fed purchases. Prices for non-Agency mortgages rose on limited outstanding supply, improving risk appetite and ongoing signs of recovery in the housing sector. Commercial MBS also outperformed amid strong investor demand and a continued rebound in property valuations.

■

The U.S. investment grade credit market, as measured by the Barclays U.S. Credit Index, declined 2.01% for the period, but outperformed like-duration U.S. Treasuries as spreads tightened, ending the year at the lowest level since the global financial crisis began. This positive performance was supported by improving global growth fundamentals and continued easy monetary policy. The high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 7.42% for the period. The sector was one of the best-performing fixed income sectors, benefiting from relatively sound fundamentals and investor demand for higher yielding assets with lower interest rate sensitivity.

■

Emerging markets (“EM”) external debt underperformed U.S. Treasuries during the year and was impacted by the second quarter sell-off. Country-specific stories and the risk-on market sentiment following the Fed tapering announcement supported lower spreads in the fourth quarter, particularly in December. EM local assets particularly underperformed U.S. Treasuries during the period, as weaker EM currencies and increases in local yields weighed on overall returns.

■

Developed market equities posted strong performance in 2013, despite a period marked by considerable volatility and uncertainty around central bank policy. U.S. equities, as measured by the S&P 500 Index, returned 32.39%. Global equities, as represented by the MSCI All Country World Index Net USD and MSCI World Index, returned 22.80% and 26.68%, respectively. Emerging market equities (“EM”), as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.60%. EM equities underperformed developed market equities due to declining earnings growth and rising interest rates in the U.S. which placed pressure on local EM currencies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2014

ANNUAL REPORT	DECEMBER 31, 2013	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Real Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, operational risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

4	PIMCO VARIABLE INSURANCE TRUST

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2013 to December 31, 2013.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2013	5

PIMCO Real Return Portfolio

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	55.7%
Short-Term Instruments	33.9%
Sovereign Issues	3.7%
Mortgage-Backed Securities	2.4%
Asset-Backed Securities	1.6%
Other	2.7%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	1 Year	5 Years	Class Inception (02/28/2006)
PIMCO Real Return Portfolio Advisor Class	-9.31%	7.02%	4.78%
Barclays U.S. TIPS Index±	-8.61%	5.63%	4.76%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.80% for Advisor Class shares.

± Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/13)	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$988.00	$1,021.22
Expenses Paid During Period†	$3.96	$4.02
Net Annualized Expense Ratio	0.79%	0.79%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Real Return Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation.

»	Exposure to U.S. real duration (or sensitivity to changes in real interest rates) detracted from absolute performance as real yields increased during the reporting period.

»	An overweight to Australian real duration detracted from performance as Australian real yields increased during the reporting period.

»	An overweight to Canadian real duration detracted from performance as Canadian real yields increased during the reporting period.

»	Tactical exposure to U.K. inflation-linked bonds at the beginning of the reporting period added to performance as U.K. real yields fell.

»	Exposure to select non-Agency residential mortgage-backed securities (“RMBS”) benefited returns owing to their higher income.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Real Return Portfolio

Selected Per Share Data for the Year Ended:	12/31/2013	12/31/2012	12/31/2011	12/31/2010	12/31/2009

Advisor Class
Net asset value beginning of year	$14.25	$13.95	$13.14	$12.44	$11.26
Net investment income (a)	0.08	0.17	0.24	0.17	0.39
Net realized/unrealized gain (loss)	(1.41)	1.04	1.27	0.82	1.64
Total income (loss) from investment operations	(1.33)	1.21	1.51	0.99	2.03
Dividends from net investment income	(0.22)	(0.14)	(0.28)	(0.17)	(0.37)
Distributions from net realized capital gains	(0.10)	(0.77)	(0.42)	(0.12)	(0.48)
Total distributions	(0.32)	(0.91)	(0.70)	(0.29)	(0.85)
Net asset value end of year	$12.60	$14.25	$13.95	$13.14	$12.44
Total return	(9.31)%	8.64%	11.56%	8.00%	18.24%
Net assets end of year (000s)	$461,586	$418,629	$504,229	$175,026	$31,009
Ratio of expenses to average net assets	0.80%	0.80%	0.75%	0.76%	0.82%
Ratio of expenses to average net assets excluding interest expense	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	0.57%	1.17%	1.74%	1.32%	3.19%
Portfolio turnover rate	34%*	46%*	381%*	489%*	689%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	7

Statement of Assets and Liabilities PIMCO Real Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2013

Assets:
Investments, at value
Investments in securities*	$4,216,935
Investments in Affiliates	1,539,102
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,324
Over the counter	9,260
Deposits with counterparty	3,654
Foreign currency, at value	2,621
Receivable for Portfolio shares sold	27,371
Interest and dividends receivable	17,278
Dividends receivable from Affiliates	412
5,818,957

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$2,426,376
Financial Derivative Instruments
Exchange-traded or centrally cleared	478
Over the counter	15,368
Payable for investments purchased	9,396
Payable for investments in Affiliates purchased	412
Deposits from counterparty	6,900
Payable for Portfolio shares redeemed	4,167
Accrued investment advisory fees	712
Accrued supervisory and administrative fees	712
Accrued distribution fees	99
Accrued servicing fees	352
Reimbursement to PIMCO	47
Other liabilities	147
2,465,166

Net Assets	$3,353,791

Net Assets Consist of:
Paid in capital	$3,524,833
Undistributed net investment income	20,201
Accumulated undistributed net realized (loss)	(37,463)
Net unrealized (depreciation)	(153,780)
$3,353,791

Net Assets:
Institutional Class	$138,123
Administrative Class	2,754,082
Advisor Class	461,586

Shares Issued and Outstanding:
Institutional Class	10,962
Administrative Class	218,573
Advisor Class	36,633

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$12.60
Administrative Class	12.60
Advisor Class	12.60

Cost of Investments in Securities	$4,374,335
Cost of Investments in Affiliates	$1,539,334
Cost of Foreign Currency Held	$2,662
Cost or Premiums of Financial Derivative Instruments, net	$(1,817)

* Includes repurchase agreements of:	$390,770

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Real Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2013

Investment Income:
Interest	$48,718
Dividends from Investments in Affiliates	1,237
Miscellaneous income	1
Total Income	49,956

Expenses:
Investment advisory fees	9,496
Supervisory and administrative fees	9,496
Servicing fees - Administrative Class	4,813
Distribution and/or servicing fees - Advisor Class	1,129
Trustees’ fees	73
Interest expense	1,866
Total Expenses	26,873

Net Investment Income	23,083

Net Realized Gain (Loss):
Investments in securities	(28,376)
Investments in Affiliates	(643)
Exchange-traded or centrally cleared financial derivative instruments	(3,442)
Over the counter financial derivative instruments	16,391
Foreign currency	(2,336)
Net Realized (Loss)	(18,406)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(381,043)
Investments in Affiliates	350
Exchange-traded or centrally cleared financial derivative instruments	6,740
Over the counter financial derivative instruments	(4,208)
Foreign currency assets and liabilities	(37)
Net Change in Unrealized (Depreciation)	(378,198)
Net (Loss)	(396,604)

Net (Decrease) in Net Assets Resulting from Operations	$(373,521)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	9

Statements of Changes in Net Assets PIMCO Real Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2013	Year Ended December 31, 2012

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$23,083	$56,306
Net realized gain (loss)	(18,406)	59,962
Net change in unrealized appreciation (depreciation)	(378,198)	205,054
Net increase (decrease) resulting from operations	(373,521)	321,322

Distributions to Shareholders:
From net investment income
Institutional Class	(2,704)	(1,776)
Administrative Class	(50,366)	(35,901)
Advisor Class	(7,941)	(3,065)
From net realized capital gains
Institutional Class	(1,049)	(7,766)
Administrative Class	(22,319)	(186,315)
Advisor Class	(3,733)	(20,931)

Total Distributions	(88,112)	(255,754)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(382,531)	523,017
Net increase (decrease) in capital	(844,164)	588,585

Net Assets:
Beginning of year	4,197,955	3,609,370
End of year*	$3,353,791	$4,197,955

* Including undistributed net investment income of:	$20,201	$42,968

**	See note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Cash Flows PIMCO Real Return Portfolio

Year Ended December 31, 2013
(Amounts in thousands)	PIMCO Real Return Portfolio

Cash flows provided by operating activities:

Net (decrease) in net assets resulting from operations	$(373,521)

Adjustments to reconcile net (decrease) in net assets from operations to net cash provided by operating activities:
Purchases of long-term securities	(1,493,671)
Proceeds from sales of long-term securities	2,225,929
Proceeds from sales of short-term portfolio investments, net	24,439
(Increase) in deposits with counterparty	(3,645)
Decrease in receivable for investments sold	64,271
Decrease in interest and dividends receivable	5,846
Decrease in exchange-traded or centrally cleared derivatives	2,575
Decrease in over the counter derivatives	14,763
Increase in payable for investments purchased	9,291
Increase in deposits from counterparty	3,870
(Decrease) in accrued investment advisory fees	(150)
(Decrease) in accrued supervisory and administrative fees	(150)
Increase in accrued distribution fee	15
(Decrease) in accrued servicing fee	(96)
Increase in reimbursement to PIMCO	47
Payments on currency transactions	(2,376)
Net Realized (Gain) Loss
Investments in securities	28,376
Investments in Affiliates	643
Exchange-traded or centrally cleared financial derivative instruments	3,442
Over the counter financial derivative instruments	(16,391)
Foreign currency	2,336
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	381,043
Investments in Affiliates	(350)
Exchange-traded or centrally cleared financial derivative instruments	(6,740)
Over the counter financial derivative instruments	4,208
Foreign currency assets and liabilities	37
Net amortization (accretion) on investments	46,032
Net cash provided by operating activities	920,073

Cash flows (used for) financing activities:
Proceeds from shares sold	683,708
Payments on shares redeemed	(1,176,910)
Cash dividend paid*	(1)
Proceeds from reverse repurchase agreements	3,201,938
Payments on reverse repurchase agreements	(3,356,279)
Proceeds from sale-buyback transactions	14,315,586
Payments on sale-buyback transactions	(14,585,889)
Proceeds from deposits from counterparty	2,600
Payments on deposits from counterparty	(2,600)
Net cash (used for) financing activities	(917,847)

Net Increase in Cash and Foreign Currency	2,226

Cash and Foreign Currency:
Beginning of year	395
End of year	$2,621

* Reinvestment of dividends	$88,111

Supplemental disclosure of cash flow information:
Interest expense paid during the year	$2,757

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	11

Schedule of Investments PIMCO Real Return Portfolio

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 125.7%

CORPORATE BONDS & NOTES 2.7%

BANKING & FINANCE 2.4%
Ally Financial, Inc.
3.439% due 02/11/2014		$15,400	$15,495
3.645% due 06/20/2014		1,400	1,424
6.750% due 12/01/2014		1,600	1,678
Banco Santander Brasil S.A.
2.343% due 03/18/2014		7,100	7,101
Banco Santander Chile
1.842% due 01/19/2016		8,200	8,163
BBVA Bancomer S.A.
6.500% due 03/10/2021		600	636
Commonwealth Bank of Australia
0.524% due 09/17/2014		4,900	4,911
0.746% due 06/25/2014		7,100	7,116
Danske Bank A/S
1.294% due 04/14/2014		13,700	13,727
Eksportfinans ASA
2.375% due 05/25/2016		4,700	4,635
ICICI Bank Ltd.
1.988% due 02/24/2014		3,700	3,701
International Lease Finance Corp.
6.500% due 09/01/2014		1,400	1,452
Intesa Sanpaolo SpA
3.125% due 01/15/2016		3,600	3,670
Lehman Brothers Holdings, Inc.
7.000% due 09/27/2027 ^		100	22
Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015		349	377
SLM Corp. CPI Linked Bond
2.514% due 04/01/2014		480	479
Turkiye Garanti Bankasi A/S
2.742% due 04/20/2016		1,500	1,459
Westpac Banking Corp.
3.585% due 08/14/2014		4,300	4,386

			80,432

INDUSTRIALS 0.0%
Cardinal Health, Inc.
6.000% due 06/15/2017		300	336

UTILITIES 0.3%
Tokyo Electric Power Co., Inc.
4.500% due 03/24/2014	EUR	6,100	8,441

Total Corporate Bonds & Notes (Cost $88,093)			89,209

MUNICIPAL BONDS & NOTES 0.0%

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		$700	544

Total Municipal Bonds & Notes (Cost $668)			544

U.S. GOVERNMENT AGENCIES 1.9%
Fannie Mae
0.226% due 12/25/2036		95	92
0.315% due 08/25/2034		140	139
0.515% due 07/25/2037- 05/25/2042		167	166
0.605% due 05/25/2036		131	131

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.845% due 02/25/2041	$4,547	$4,560
1.344% due 07/01/2044- 09/01/2044	71	72
2.320% due 11/01/2024	11	12
2.369% due 05/25/2035	755	778
5.265% due 10/01/2035	395	425
Freddie Mac
0.317% due 10/15/2020	950	948
0.397% due 02/15/2019	113	113
0.425% due 08/25/2031	71	70
0.617% due 08/15/2033- 09/15/2042	16,019	15,897
1.342% due 02/25/2045	1,344	1,362
1.344% due 10/25/2044	4,341	4,397
2.368% due 01/01/2034	145	154
2.500% due 10/02/2019	19,600	19,740
5.305% due 12/01/2035	326	351
Ginnie Mae
0.467% due 03/20/2037	5,063	5,082
NCUA Guaranteed Notes
0.619% due 10/07/2020	3,537	3,556
0.729% due 12/08/2020	5,213	5,268
Small Business Administration
5.902% due 02/10/2018	330	360
6.020% due 08/01/2028	1,580	1,779

Total U.S. Government Agencies (Cost $65,201)		65,452

U.S. TREASURY OBLIGATIONS 95.5%

U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2016 (d)	181,394	186,383
0.125% due 04/15/2018 (d)(h)	130,613	133,266
0.125% due 01/15/2022 (d)	239,179	229,818
0.125% due 07/15/2022 (d)	375,312	359,464
0.125% due 01/15/2023 (d)	87,587	82,691
0.375% due 07/15/2023 (d)	103,025	99,310
0.500% due 04/15/2015 (d)	38,881	39,767
0.625% due 07/15/2021 (d)	200,830	203,882
0.625% due 02/15/2043 (d)	38,893	29,894
0.750% due 02/15/2042 (d)	2,170	1,744
1.125% due 01/15/2021 (d)	79,394	83,442
1.250% due 04/15/2014 (d)(f)(h)	21,295	21,445
1.250% due 07/15/2020 (d)	186,916	200,015
1.375% due 01/15/2020 (d)	130,638	140,333
1.625% due 01/15/2015 (d)(h)	109,543	112,923
1.625% due 01/15/2018 (d)	18,937	20,592
1.750% due 01/15/2028 (d)	97,193	104,023
1.875% due 07/15/2015 (d)	41,999	44,303
1.875% due 07/15/2019 (d)	65,587	72,925
2.000% due 07/15/2014 (d)(h)	5,326	5,447
2.000% due 01/15/2016 (d)(h)	114,003	121,587
2.000% due 01/15/2026	143,556	159,022
2.125% due 01/15/2019 (d)	14,680	16,402
2.125% due 02/15/2040	31,660	35,546
2.375% due 01/15/2025 (d)	193,652	222,639
2.375% due 01/15/2027	133,354	153,612
2.500% due 01/15/2029	50,691	59,514
2.625% due 07/15/2017 (d)	5,407	6,086
3.625% due 04/15/2028	64,831	85,729
3.875% due 04/15/2029	117,935	161,594
U.S. Treasury Notes
2.750% due 11/15/2023	10,500	10,255

Total U.S. Treasury Obligations (Cost $3,364,601)		3,203,653

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 4.0%
American General Mortgage Loan Trust
5.150% due 03/25/2058		$1,095	$1,107
American Home Mortgage Investment Trust
1.849% due 09/25/2045		503	467
Arran Residential Mortgages Funding PLC
1.668% due 11/19/2047	EUR	22,241	31,023
Banc of America Commercial Mortgage Trust
0.340% due 06/10/2049		$39	39
5.492% due 02/10/2051		420	459
5.649% due 06/10/2049		39	39
Banc of America Funding Corp.
2.631% due 02/20/2036		1,207	1,195
3.694% due 01/20/2047 ^		519	419
Banc of America Mortgage Trust
2.794% due 06/25/2035		221	208
2.932% due 02/25/2036 ^		840	716
4.442% due 11/25/2034		103	101
6.500% due 09/25/2033		30	31
Banc of America Re-REMIC Trust
5.611% due 06/24/2050		1,599	1,753
5.633% due 02/17/2051		1,000	1,071
BCAP LLC Trust
5.222% due 03/26/2037		2,201	2,032
Bear Stearns Adjustable Rate Mortgage Trust
2.210% due 08/25/2035		419	420
2.250% due 08/25/2035		341	343
2.430% due 10/25/2035		1,642	1,619
2.547% due 01/25/2035		684	667
2.600% due 03/25/2035		606	611
2.767% due 03/25/2035		672	657
2.793% due 03/25/2035		154	154
Bear Stearns Alt-A Trust
2.700% due 03/25/2036 ^		818	570
2.708% due 09/25/2035		2,811	2,471
Chase Mortgage Finance Trust
2.719% due 02/25/2037		106	106
Chaseflex Trust
6.000% due 02/25/2037 ^		739	626
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.445% due 01/25/2035		22	20
Citigroup Mortgage Loan Trust, Inc.
1.940% due 09/25/2035		50	50
2.200% due 09/25/2035		255	252
2.290% due 09/25/2035		263	259
2.510% due 10/25/2035		1,437	1,408
2.540% due 05/25/2035		67	65
2.845% due 09/25/2037 ^		1,464	1,210
Commercial Mortgage Trust
3.156% due 07/10/2046		2,143	2,208
Countrywide Alternative Loan Trust
0.335% due 05/25/2047		9,604	8,225
0.345% due 05/25/2047		257	209
0.347% due 02/20/2047		830	551
0.355% due 09/25/2046 ^		8,209	5,975
0.445% due 12/25/2035		43	37
1.071% due 12/25/2035		206	157
6.000% due 01/25/2037 ^		378	314
Countrywide Home Loan Mortgage Pass-Through Trust
0.505% due 06/25/2035		213	186
2.638% due 05/20/2036		204	154
2.645% due 11/19/2033		43	42
5.500% due 08/25/2035		392	387
Credit Suisse Mortgage Capital Certificates
5.467% due 09/16/2039		1,367	1,489
5.467% due 09/18/2039		1,458	1,589

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Deutsche ALT-B Securities, Inc.
0.265% due 10/25/2036 ^		$28	$16
First Horizon Alternative Mortgage Securities
2.207% due 06/25/2034		436	424
First Horizon Mortgage Pass-Through Trust
2.559% due 02/25/2035		1,684	1,696
2.614% due 08/25/2035		1,008	959
Granite Mortgages PLC
0.904% due 09/20/2044	GBP	300	493
Greenpoint Mortgage Funding Trust
0.385% due 06/25/2045		$418	378
0.435% due 11/25/2045		232	176
GS Mortgage Securities Trust
4.592% due 08/10/2043		6,000	6,500
GSR Mortgage Loan Trust
2.648% due 09/25/2035		821	817
2.765% due 01/25/2035		547	546
HarborView Mortgage Loan Trust
0.386% due 05/19/2035		123	109
0.446% due 02/19/2036		255	192
0.507% due 06/20/2035		142	134
Holmes Master Issuer PLC
1.577% due 10/15/2054	EUR	8,073	11,156
IndyMac Mortgage Loan Trust
2.503% due 12/25/2034		$278	257
2.695% due 11/25/2035 ^		1,219	1,073
JPMorgan Chase Commercial Mortgage Securities Trust
4.654% due 01/12/2037		396	397
5.794% due 02/12/2051		1,300	1,459
JPMorgan Mortgage Trust
2.430% due 07/27/2037		1,262	1,085
2.700% due 08/25/2035 ^		560	537
2.756% due 08/25/2035		577	578
2.774% due 07/25/2035		437	436
2.813% due 07/25/2035		1,003	1,011
3.554% due 02/25/2035		533	537
5.146% due 09/25/2035		239	239
LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040		225	248
MASTR Adjustable Rate Mortgages Trust
2.623% due 11/21/2034		566	581
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.607% due 12/15/2030		255	250
0.867% due 11/15/2031		260	256
Merrill Lynch Mortgage Investors Trust
0.375% due 02/25/2036		641	588
0.415% due 11/25/2035		569	536
1.165% due 10/25/2035		378	372
1.596% due 10/25/2035		1,391	1,353
5.425% due 12/25/2035		424	405
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049		200	223
Morgan Stanley Capital Trust
5.910% due 06/11/2049		600	670
Morgan Stanley Mortgage Loan Trust
2.184% due 06/25/2036		847	787
Permanent Master Issuer PLC
1.527% due 07/15/2042	EUR	1,400	1,927
Residential Accredit Loans, Inc. Trust
0.465% due 08/25/2035		$187	149
Royal Bank of Scotland Capital Funding Trust
6.007% due 12/16/2049		2,500	2,735
Sequoia Mortgage Trust
0.367% due 07/20/2036		1,902	1,725
0.866% due 10/19/2026		91	91

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Adjustable Rate Mortgage Loan Trust
0.645% due 06/25/2035		$72	$71
1.534% due 01/25/2035		184	145
2.507% due 08/25/2035		257	237
2.906% due 02/25/2034		308	309
5.500% due 12/25/2034		515	501
Structured Asset Mortgage Investments Trust
0.355% due 06/25/2036		130	104
0.375% due 04/25/2036		518	374
0.416% due 07/19/2035		1,829	1,775
0.826% due 10/19/2034		134	128
Structured Asset Securities Corp.
2.625% due 10/28/2035		91	86
Swan Trust
3.900% due 04/25/2041	AUD	336	303
Vornado DP LLC Trust
4.004% due 09/13/2028		$6,500	6,795
Wachovia Bank Commercial Mortgage Trust
0.247% due 06/15/2020		674	668
5.088% due 08/15/2041		1,017	1,032
WaMu Mortgage Pass-Through Certificates
0.425% due 11/25/2045		257	235
0.455% due 10/25/2045		1,531	1,429
0.869% due 01/25/2047		1,014	953
0.909% due 05/25/2047		592	515
0.949% due 12/25/2046		136	129
1.143% due 02/25/2046		205	193
1.343% due 11/25/2042		31	29
2.463% due 07/25/2046		909	858
2.463% due 11/25/2046		134	125
2.482% due 12/25/2035		290	268
5.158% due 08/25/2035		277	268
Wells Fargo Mortgage-Backed Securities Trust
2.617% due 09/25/2034		131	133

Total Mortgage-Backed Securities (Cost $131,600)			135,455

ASSET-BACKED SECURITIES 2.8%
Access Group, Inc.
1.538% due 10/27/2025		8,046	8,129
Aquilae CLO PLC
0.572% due 01/17/2023	EUR	2,534	3,446
Ares CLO Ltd.
0.469% due 03/12/2018		$814	812
Asset-Backed Funding Certificates Trust
0.865% due 06/25/2034		1,077	1,025
Bear Stearns Asset-Backed Securities Trust
0.825% due 10/25/2032		19	19
Citibank Omni Master Trust
2.917% due 08/15/2018		28,100	28,528
Citigroup Mortgage Loan Trust, Inc.
0.245% due 01/25/2037		222	113
College Loan Corp. Trust
0.488% due 01/25/2024		800	740
Conseco Finance Securitizations Corp.
6.681% due 12/01/2033		29	30
Countrywide Asset-Backed Certificates
0.345% due 07/25/2036		3,065	2,991
0.415% due 04/25/2036		187	183
Credit-Based Asset Servicing and Securitization LLC
0.225% due 11/25/2036		100	54
Equity One Mortgage Pass-Through Trust
0.465% due 04/25/2034		91	78
First Franklin Mortgage Loan Trust
0.505% due 11/25/2035		11,217	10,893
GSAMP Trust
0.235% due 12/25/2036		117	59

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Harbourmaster CLO BV
0.537% due 06/15/2020	EUR	112	$153
HSI Asset Securitization Corp. Trust
0.215% due 10/25/2036		$9	4
Magi Funding PLC
0.591% due 04/11/2021	EUR	960	1,305
Merrill Lynch Mortgage Investors Trust
0.245% due 09/25/2037		$27	7
0.285% due 02/25/2037		426	196
Morgan Stanley IXIS Real Estate Capital Trust
0.215% due 11/25/2036		14	7
Nautique Funding Ltd.
0.494% due 04/15/2020		790	779
Nelnet Student Loan Trust
0.938% due 07/25/2018		279	280
North Carolina State Education Assistance Authority
0.688% due 10/26/2020		2,529	2,529
NYLIM Flatiron CLO Ltd.
0.459% due 08/08/2020		529	522
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.425% due 07/25/2035		16	16
Park Place Securities, Inc.
0.425% due 09/25/2035		31	30
Penta CLO S.A.
0.551% due 06/04/2024	EUR	3,970	5,261
RAAC Series
0.335% due 11/25/2036		$25	25
Renaissance Home Equity Loan Trust
0.925% due 12/25/2032		65	50
Securitized Asset-Backed Receivables LLC Trust
0.225% due 12/25/2036 ^		386	134
SLM Student Loan Trust
0.278% due 04/25/2019		8,800	8,693
0.688% due 01/25/2017		494	495
1.738% due 04/25/2023		11,171	11,522
1.817% due 12/15/2017		76	76
2.350% due 04/15/2039		730	731
Soundview Home Loan Trust
0.225% due 11/25/2036		62	23
Structured Asset Securities Corp.
1.669% due 04/25/2035		646	619
Symphony CLO Ltd.
0.481% due 05/15/2019		3,026	3,000
Wood Street CLO BV
0.587% due 03/29/2021	EUR	447	604

Total Asset-Backed Securities (Cost $91,767)			94,161

SOVEREIGN ISSUES 6.4%
Australia Government Bond
5.500% due 04/21/2023	AUD	5,600	5,528
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2017	BRL	225,400	67,304
Instituto de Credito Oficial
2.044% due 03/25/2014	EUR	16,900	23,312
Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (b)		9,076	12,543
2.100% due 09/15/2016 (b)		14,203	20,163
2.100% due 09/15/2017 (b)		15,072	21,360
2.100% due 09/15/2021 (b)		973	1,307
3.100% due 09/15/2026 (b)		635	892
New South Wales Treasury Corp. CPI Linked Bond
2.500% due 11/20/2035	AUD	3,700	3,867
2.750% due 11/20/2025		16,300	18,228
New Zealand Government CPI Linked Bond
3.000% due 09/20/2030	NZD	6,000	4,953

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	13

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Republic of Germany
0.750% due 04/15/2018 (b)	EUR	18,234	$26,114
Slovenia Government International Bond
4.700% due 11/01/2016		6,400	9,140
Xunta de Galicia
6.131% due 04/03/2018		50	77

Total Sovereign Issues (Cost $218,734)			214,788

SHORT-TERM INSTRUMENTS 12.4%

REPURCHASE AGREEMENTS (c) 11.7%
			390,770

U.S. TREASURY BILLS 0.7%
0.121% due 02/06/2014 - 12/11/2014 (a)(d)(h)		$22,926	22,903

Total Short-Term Instruments (Cost $413,671)			413,673

Total Investments in Securities (Cost $4,374,335)			4,216,935

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 45.9%

SHORT-TERM INSTRUMENTS 45.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 45.9%
PIMCO Short-Term Floating NAV Portfolio	85,369,756	$854,125
PIMCO Short-Term Floating NAV Portfolio III	68,573,169	684,977

Total Short-Term Instruments (Cost $1,539,334)		1,539,102

Total Investments in Affiliates (Cost $1,539,334)		1,539,102

Total Investments 171.6% (Cost $5,913,669)		$5,756,037

Financial Derivative Instruments (e)(g) (0.1%) (Cost or Premiums, net $(1,817))		(4,262)

Other Assets and Liabilities, net (71.5%)		(2,397,984)

Net Assets 100.0%		$3,353,791

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.040%	12/26/2013	01/06/2014	$81,000	U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2022	$(82,280)	$81,000	$81,001
BOM	0.020%	12/31/2013	01/02/2014	100,000	U.S. Treasury Notes 1.875% - 3.750% due 04/30/2014 - 11/15/2018	(102,009)	100,000	100,000
BOS	0.010%	12/31/2013	01/02/2014	6,200	U.S. Treasury Notes 0.500% due 07/31/2017	(6,335)	6,200	6,200
GRE	0.020%	12/31/2013	01/02/2014	100,400	U.S. Treasury Notes 0.250% due 03/31/2015	(102,447)	100,400	100,400
RDR	0.010%	12/31/2013	01/02/2014	100,000	U.S. Treasury Notes 1.375% - 2.125% due 06/30/2018 - 08/31/2020	(102,032)	100,000	100,000
SSB	0.000%	12/31/2013	01/02/2014	3,170	Freddie Mac 2.080% - 2.100% due 10/17/2022	(3,236)	3,170	3,170

Total Repurchase Agreements						$(398,339)	$390,770	$390,771

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.100%	12/26/2013	01/06/2014	$(90,210)	$(90,192)
	0.191%	12/17/2013	01/16/2014	(3,808)	(3,777)
	0.192%	12/16/2013	01/15/2014	(12,339)	(12,234)
	0.200%	12/24/2013	01/06/2014	(238,959)	(238,955)
BPG	0.220%	12/20/2013	01/08/2014	(432,021)	(431,849)
FOB	0.150%	12/17/2013	01/08/2014	(127,114)	(127,081)
GSC	0.210%	12/20/2013	01/07/2014	(547,237)	(547,027)
TDM	0.130%	11/13/2013	01/13/2014	(242,529)	(242,523)
	0.140%	11/06/2013	01/06/2014	(59,822)	(59,827)

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
	0.170%	12/12/2013	01/10/2014	$(120,894)	$(120,862)
	0.180%	12/09/2013	01/07/2014	(40,887)	(40,883)
	0.190%	12/12/2013	01/10/2014	(39,557)	(39,552)
	0.200%	12/13/2013	01/06/2014	(471,663)	(471,614)

Total Sale-Buyback Transactions					$(2,426,376)

(2)

As of December 31, 2013, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended December 31, 2013 was $1,044,693 at a weighted average interest rate of 0.174%.

(3)	Payable for sale-buyback transactions includes $(832) of deferred price drop on sale-buyback transactions.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2013:

(d)	Securities with an aggregate market value of $2,414,715 have been pledged as collateral under the terms of the following master agreements as of December 31, 2013.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BCY	$81,001	$0	$0	$0	$81,001	$(82,524)	$(1,523)
BOM	100,000	0	0	0	100,000	(102,009)	(2,009)
BOS	6,200	0	0	0	6,200	(6,335)	(135)
GRE	100,400	0	0	0	100,400	(102,447)	(2,047)
RDR	100,000	0	0	0	100,000	(102,032)	(2,032)
SSB	3,170	0	0	0	3,170	(3,236)	(66)

Master Securities Forward Transaction Agreement
BCY	0	0	(345,158)	0	(345,158)	342,281	(2,877)
BPG	0	0	(431,849)	0	(431,849)	430,252	(1,597)
FOB	0	0	(127,081)	0	(127,081)	126,543	(538)
GSC	0	0	(547,027)	0	(547,027)	545,462	(1,565)
TDM	0	0	(975,261)	0	(975,261)	970,177	(5,084)

Total Borrowings and Other Financing Transactions	$390,771	$0	$(2,426,376)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CME 3-Year Mid-Curve on Eurodollar March Futures	$97.375	03/14/2014	202	$(70)	$(101)

Total Written Options				$(70)	$(101)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	359	$(101)	$0	$(18)
90-Day Eurodollar March Futures	Long	03/2016	1,336	(1,036)	0	(67)
90-Day Eurodollar March Futures	Long	03/2017	171	139	0	(15)
90-Day Eurodollar September Futures	Long	09/2014	356	124	0	(4)
90-Day Eurodollar September Futures	Long	09/2015	551	4	0	(27)
U.S. Treasury 5-Year Note March Futures	Long	03/2014	1,694	(2,732)	0	(159)
U.S. Treasury 30-Year Bond March Futures	Long	03/2014	185	(161)	0	(87)

Total Futures Contracts				$(3,763)	$0	$(377)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	15

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	$	59,100	$12,861	$8,893	$677	$0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		111,500	8,852	3,485	1,422	0
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	7,070,000	(749)	(208)	225	0

Total Swap Agreements						$20,964	$12,170	$2,324	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2013:

(f)	Securities with an aggregate market value of $11,767 and cash of $3,654 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2013. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$2,324	$2,324	$(101)	$(377)	$0	$(478)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BPS	01/2014	$		188,595		EUR	137,160	$96	$0
	02/2014		EUR	137,160	$		188,591	0	(97)

BRC	01/2014	$		32,652		AUD	36,831	228	0
	02/2014		AUD	36,831	$		32,590	0	(228)

CBK	01/2014			36,831			33,613	733	0
	01/2014		BRL	10,488			4,673	227	0
	01/2014	$		4,477		BRL	10,488	0	(32)

DUB	01/2014		ZAR	12,988	$		1,328	92	0
	02/2014	$		20,077		EUR	14,568	0	(36)

FBF	01/2014		BRL	24,087	$		10,282	73	0
	01/2014		EUR	131,153			177,380	0	(3,047)
	01/2014	$		10,276		BRL	24,087	0	(66)
	02/2014		BRL	24,087	$		10,195	67	0

HUS	01/2014			35,279			15,325	371	0
	01/2014		NZD	6,044			4,961	0	(9)
	01/2014	$		15,060		BRL	35,279	0	(106)
	02/2014		JPY	189,500	$		1,908	109	0

JPM	01/2014		BRL	6,213			2,719	86	0
	01/2014	$		2,652		BRL	6,213	0	(19)
	01/2014			1,338		EUR	973	0	0

MSC	01/2014		BRL	91,026	$		39,413	830	0
	01/2014	$		38,857		BRL	91,026	0	(274)
	03/2014			8,626		MXN	113,945	57	0

UAG	01/2014		BRL	118,920	$		50,764	358	0
	01/2014	$		50,508		BRL	118,920	0	(102)
	01/2014			4,933		NZD	6,044	37	0
	02/2014		BRL	118,920	$		50,115	114	0
	02/2014		EUR	6,166			8,493	11	0
	02/2014		NZD	6,044			4,923	0	(38)

WST	01/2014		EUR	6,980			9,392	0	(211)

Total Forward Foreign Currency Contracts								$3,489	$(4,265)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.875%	04/14/2014	$	20,500	$1,042	$802

Total Purchased Options								$1,042	$802

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BRC	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.000%	01/27/2014	EUR	1,900	$(18)	$(1)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.500%	01/27/2014		1,900	(16)	0

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.850%	04/14/2014	$	86,200	(1,034)	(92)

GLM	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	03/31/2014		180,700	(189)	(334)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400%	01/27/2014		22,400	(47)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	01/27/2014		22,400	(112)	(32)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.300%	03/17/2014		135,100	(163)	(7)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.900%	03/17/2014		135,100	(570)	(1,036)

HUS	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.000%	01/27/2014	EUR	1,900	(14)	(1)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.500%	01/27/2014		1,900	(14)	0

MYC	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	03/31/2014	$	235,800	(548)	(436)

RYL	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	01/27/2014		125,300	(848)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500%	01/27/2014		125,300	(1,254)	(67)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	03/03/2014		6,000	(22)	0

								$(4,849)	$(2,006)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount	Premiums (Received)	Market Value
BPS	Floor - OTC YOY CPURNSA Index	0.000	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/01/2018	$3,900	$(34)	$(20)
CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	33,400	(298)	(35)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	4,400	(57)	(5)
DUB	Floor - OTC CPURNSA Index	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	4,400	(33)	(3)
	Floor - OTC YOY CPURNSA Index	0.000	Maximum of [(1 + 0.000%) - (Final Index/Initial Index)] or 0	01/22/2018	5,100	(49)	(30)

						$(471)	$(93)

Total Written Options						$(5,320)	$(2,099)

(1)	YOY options may have a series of expirations.

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2013

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in JPY		Premiums
Balance at 12/31/2012	0	$654,100	EUR	14,300	JPY	0	$(5,759)
Sales	634	2,526,300		343,700		3,400,000	(12,317)
Closing Buys	0	(278,500)		0		0	2,222
Expirations	(216)	(1,263,400)		(350,400)		(3,400,000)	7,814
Exercised	(216)	(513,000)		0		0	2,650

Balance at 12/31/2013	202	$1,125,500	EUR	7,600	JPY	0	$(5,390)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	17

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2013 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Marsh & McLennan Cos., Inc.	(0.830%	)	09/20/2015	0.124%	$ 2,000	$0	$(25)	$0	$(25)

DUB	Cardinal Health, Inc.	(0.590%	)	06/20/2017	0.185%	300	0	(4)	0	(4)
	Marsh & McLennan Cos., Inc.	(0.600%	)	09/20/2015	0.124%	2,000	0	(17)	0	(17)

							$0	$(46)	$0	$(46)

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	4,700	$123	$160	$283	$0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2021		38,600	(46)	1,163	1,117	0

BPS	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2021		30,700	391	498	889	0
	Receive	3-Month USD-CPURNSA Index	1.825%	11/29/2016	$	15,000	(4)	3	0	(1)
	Receive	3-Month USD-CPURNSA Index	2.250%	07/15/2017		108,500	131	(2,753)	0	(2,622)
	Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022		38,700	646	(1,437)	0	(791)

BRC	Pay	1-Year BRL-CDI	10.910%	01/02/2017	BRL	1,000	1	(9)	0	(8)
	Receive	3-Month USD-CPURNSA Index	2.018%	08/19/2017	$	17,900	0	(59)	0	(59)

CBK	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	3,000	47	134	181	0
	Pay	1-Month EUR-FRCPXTOB Index	2.108%	10/08/2023		1,200	15	24	39	0

DUB	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021		28,600	761	961	1,722	0
	Pay	1-Month EUR-FRCPXTOB Index	1.950%	07/25/2023		11,700	100	65	165	0
	Pay	1-Month EUR-FRCPXTOB Index	2.108%	10/08/2023		1,300	16	26	42	0
	Pay	1-Year BRL-CDI	10.910%	01/02/2017	BRL	200	0	(1)	0	(1)
	Receive	3-Month USD-CPURNSA Index	1.728%	12/19/2015	$	10,400	1	0	1	0
	Receive	3-Month USD-CPURNSA Index	1.940%	10/07/2016		25,800	0	(106)	0	(106)
	Receive	3-Month USD-CPURNSA Index	1.860%	11/05/2016		22,300	0	(32)	0	(32)
	Receive	3-Month USD-CPURNSA Index	1.845%	11/29/2016		13,100	0	(9)	0	(9)
	Receive	3-Month USD-CPURNSA Index	1.825%	11/29/2016		19,100	(8)	6	0	(2)
	Receive	3-Month USD-CPURNSA Index	2.173%	11/01/2018		16,200	0	(72)	0	(72)
	Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022		13,200	251	(521)	0	(270)
	Receive	3-Month USD-CPURNSA Index	2.560%	05/08/2023		17,000	0	(265)	0	(265)

GLM	Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	EUR	8,800	140	390	530	0
	Pay	1-Year BRL-CDI	10.910%	01/02/2017	BRL	8,200	(4)	(59)	0	(63)
	Receive	3-Month USD-CPURNSA Index	1.730%	04/15/2016	$	79,500	(161)	(44)	0	(205)
	Receive	3-Month USD-CPURNSA Index	2.415%	02/12/2017		43,800	24	(1,151)	0	(1,127)
	Receive	3-Month USD-CPURNSA Index	1.942%	04/15/2017		73,000	0	(424)	0	(424)
	Receive	3-Month USD-CPURNSA Index	2.175%	10/01/2018		26,500	49	(187)	0	(138)

HUS	Pay	1-Year BRL-CDI	10.910%	01/02/2017	BRL	20,500	0	(159)	0	(159)

MYC	Pay	1-Year BRL-CDI	10.910%	01/02/2017		33,400	(16)	(243)	0	(259)

RYL	Receive	3-Month USD-CPURNSA Index	1.935%	10/23/2016	$	13,100	(39)	(12)	0	(51)
	Receive	3-Month USD-CPURNSA Index	2.250%	07/15/2017		85,700	78	(2,149)	0	(2,071)

UAG	Pay	1-Year BRL-CDI	10.910%	01/02/2017	BRL	28,900	35	(258)	0	(223)

							$2,531	$(6,520)	$4,969	$(8,958)

Total Swap Agreements							$2,531	$(6,566)	$4,969	$(9,004)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2013:

(h)	Securities with an aggregate market value of $12,653 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$0	$0	$1,400	$1,400	$0	$0	$(25)	$(25)	$1,375	$(1,440)	$(65)
BPS	96	0	889	985	(97)	(20)	(3,414)	(3,531)	(2,546)	2,618	72
BRC	228	0	0	228	(228)	(1)	(67)	(296)	(68)	0	(68)
CBK	960	0	220	1,180	(32)	(40)	0	(72)	1,108	(1,168)	(60)
DUB	92	802	1,930	2,824	(36)	(125)	(778)	(939)	1,885	(1,760)	125
FBF	140	0	0	140	(3,113)	0	0	(3,113)	(2,973)	3,651	678
GLM	0	0	530	530	0	(1,409)	(1,957)	(3,366)	(2,836)	3,042	206
HUS	480	0	0	480	(115)	(1)	(159)	(275)	205	(260)	(55)
JPM	86	0	0	86	(19)	0	0	(19)	67	(270)	(203)
MSC	887	0	0	887	(274)	0	0	(274)	613	(2,825)	(2,212)
MYC	0	0	0	0	0	(436)	(259)	(695)	(695)	529	(166)
RYL	0	0	0	0	0	(67)	(2,122)	(2,189)	(2,189)	2,369	180
UAG	520	0	0	520	(140)	0	(223)	(363)	157	98	255
WST	0	0	0	0	(211)	0	0	(211)	(211)	0	(211)

Total Over the Counter	$3,489	$802	$4,969	$9,260	$(4,265)	$(2,099)	$(9,004)	$(15,368)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$2,324	$2,324

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,489	$0	$3,489
Purchased Options	0	0	0	0	802	802
Swap Agreements	0	0	0	0	4,969	4,969

	$0	$0	$0	$3,489	$5,771	$9,260

	$0	$0	$0	$3,489	$8,095	$11,584

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$101	$101
Futures	0	0	0	0	377	377

	$0	$0	$0	$0	$478	$478

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,265	$0	$4,265
Written Options	0	0	0	0	2,099	2,099
Swap Agreements	0	46	0	0	8,958	9,004

	$0	$46	$0	$4,265	$11,057	$15,368

	$0	$46	$0	$4,265	$11,535	$15,846

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	19

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$68	$68
Futures	0	0	0	0	1,929	1,929
Swap Agreements	0	(5)	0	0	(5,434)	(5,439)

	$0	$(5)	$0	$0	$(3,437)	$(3,442)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,410	$0	$8,410
Purchased Options	0	0	0	266	0	266
Written Options	0	0	0	414	4,834	5,248
Swap Agreements	0	259	0	0	2,208	2,467

	$0	$259	$0	$9,090	$7,042	$16,391

	$0	$254	$0	$9,090	$3,605	$12,949

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(31)	$(31)
Futures	0	0	0	0	(4,085)	(4,085)
Swap Agreements	0	0	0	0	10,856	10,856

	$0	$0	$0	$0	$6,740	$6,740

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,711	$0	$1,711
Purchased Options	0	0	0	0	412	412
Written Options	0	0	0	0	2,242	2,242
Swap Agreements	0	(476)	0	0	(8,097)	(8,573)

	$0	$(476)	$0	$1,711	$(5,443)	$(4,208)

	$0	$(476)	$0	$1,711	$1,297	$2,532

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$80,432	$0	$80,432
Industrials	0	336	0	336
Utilities	0	8,441	0	8,441
Municipal Bonds & Notes
West Virginia	0	544	0	544
U.S. Government Agencies	0	56,628	8,824	65,452
U.S. Treasury Obligations	0	3,203,653	0	3,203,653
Mortgage-Backed Securities	0	134,370	1,085	135,455
Asset-Backed Securities	0	94,161	0	94,161
Sovereign Issues	0	214,788	0	214,788
Short-Term Instruments
Repurchase Agreements	0	390,770	0	390,770
U.S. Treasury Bills	0	22,903	0	22,903
	$0	$4,207,026	$9,909	$4,216,935

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,539,102	$0	$0	$1,539,102

Total Investments	$1,539,102	$4,207,026	$9,909	$5,756,037

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$2,324	$0	$2,324
Over the counter	0	9,260	0	9,260
	$0	$11,584	$0	$11,584

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(478)	0	0	(478)
Over the counter	0	(15,275)	(93)	(15,368)
	$(478)	$(15,275)	$(93)	$(15,846)

Totals	$1,538,624	$4,203,335	$9,816	$5,751,775

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2013:

Category and Subcategory	Beginning Balance at 12/31/2012	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2013 (2)
Investments in Securities, at Value
U.S. Government Agencies	$10,018	$0	$(1,222)	$0	$0	$28	$0	$0	$8,824	$34
Mortgage-Backed Securities	3,147	0	(200)	8	43	105	1,085	(3,103)	1,085	0
Asset-Backed Securities	202	0	(204)	0	0	2	0	0	0	0

	$13,367	$0	$(1,626)	$8	$43	$135	$1,085	$(3,103)	$9,909	$34

Financial Derivative Instruments - Liabilities
Over the counter	$(83)	$0	$(83)	$0	$0	$73	$0	$0	$(93)	$74

Totals	$13,284	$0	$(1,709)	$8	$43	$208	$1,085	$(3,103)	$9,816	$108

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
U.S. Government Agencies	$8,824	Third Party Vendor	Broker Quote	100.54-101.04
Mortgage-Backed Securities	1,085	Third Party Vendor	Broker Quote	86.00

Financial Derivative Instruments - Liabilities
Over the counter	(93)	Indicative Market Quotation	Broker Quote	0.08-0.58

Total	$9,816

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	21

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Real Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the

Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid and are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period and are included in net change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions or short sale transactions, have been determined to be at a level requiring a Statement of Cash Flows. The Statement of Cash Flows has been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or Adviser pursuant to instructions from the

ANNUAL REPORT	DECEMBER 31, 2013	23

Notes to Financial Statements (Cont.)

Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	DECEMBER 31, 2013	25

Notes to Financial Statements (Cont.)

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2013 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
$1,180,337	$5,592,432	$(5,918,578)	$(588)	$522	$854,125	$733	$0

ANNUAL REPORT	DECEMBER 31, 2013	27

Notes to Financial Statements (Cont.)

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
$0	$2,004,504	$(1,319,300)	$(55)	$(172)	$684,977	$504	$0

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements.

ANNUAL REPORT	DECEMBER 31, 2013	29

Notes to Financial Statements (Cont.)

A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2013 for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

ANNUAL REPORT	DECEMBER 31, 2013	31

Notes to Financial Statements (Cont.)

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements. As mentioned earlier in this report, the U.S. is currently experiencing historically low interest rates. This combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, the fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair the performance of the Portfolio.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio is subject to various netting arrangements with select counterparties (“Master

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the

ANNUAL REPORT	DECEMBER 31, 2013	33

Notes to Financial Statements (Cont.)

“Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributors are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2013, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$102,595	$197,939

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2013, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$1,087,486	$1,410,655	$378,421	$753,047

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2013		Year Ended 12/31/2012
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	3,426	$46,102	4,255	$61,900
Administrative Class	35,473	482,183	63,987	929,547
Advisor Class	12,959	177,129	17,569	255,005
Issued as reinvestment of distributions
Institutional Class	293	3,753	664	9,541
Administrative Class	5,691	72,684	15,464	222,185
Advisor Class	917	11,674	1,671	23,990
Cost of shares redeemed
Institutional Class	(3,472)	(47,591)	(3,431)	(50,186)
Administrative Class	(77,119)	(1,038,926)	(38,365)	(557,520)
Advisor Class	(6,624)	(89,539)	(26,017)	(371,445)
Net (decrease) resulting from Portfolio share transactions	(28,456)	$(382,531)	35,797	$523,017

As of December 31, 2013, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 34% of the Portfolio. One shareholder is a related party to the Portfolio and comprises 15% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2013, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

ANNUAL REPORT	DECEMBER 31, 2013	35

Notes to Financial Statements (Cont.)

December 31, 2013

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2010-2012, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2013, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$22,182	$—	$(161,826)	$(3,914)	$(27,483)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), and sale/buyback transactions.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through December 31, 2013 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2013 through December 31, 2013, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2013, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$—	$—	$—	$—

Under the recently enacted Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2013, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$—	$27,483

As of December 31, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$5,926,652	$22,116	$(192,731)	$(170,615)

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, sale/buyback transactions, and Lehman securities.

For the fiscal years ended December 31, 2013 and December 31, 2012, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2013	$72,851	$15,261	$—
12/31/2012	$236,545	$19,209	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

36	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO Real Return Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO Real Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2014

ANNUAL REPORT	DECEMBER 31, 2013	37

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.
BOA	Bank of America N.A.	FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.
BOM	Bank of Montreal	FOB	Credit Suisse Securities (USA) LLC	RDR	RBC Dain Rausher, Inc.
BOS	Banc of America Securities LLC	GLM	Goldman Sachs Bank USA	RYL	Royal Bank of Scotland Group PLC
BPG	BNP Paribas Securities Corp.	GRE	RBS Securities, Inc.	SSB	State Street Bank and Trust Co.
BPS	BNP Paribas S.A.	GSC	Goldman Sachs & Co.	TDM	TD Securities (USA) LLC
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	WST	Westpac Banking Corp.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	NZD	New Zealand Dollar
BRL	Brazilian Real	JPY	Japanese Yen	USD (or $)	United States Dollar
EUR	Euro	MXN	Mexican Peso	ZAR	South African Rand

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Index Abbreviations:
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	FRCPXTOB	France Consumer Price ex-Tobacco Index

Other Abbreviations:
ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	NCUA	National Credit Union Administration
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	YOY	Year-Over-Year
CLO	Collateralized Loan Obligation

38	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2013	39

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	172	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian* (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Vice President	11/2013 to Present Treasurer 08/1997 to 11/2013	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

* Effective February 3, 2014, Dr. El-Erian no longer serves as a Senior Vice President of the Trust.

ANNUAL REPORT	DECEMBER 31, 2013	41

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

42	PIMCO VARIABLE INSURANCE TRUST

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

(Unaudited)

On August 12-13, 2013, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2014. The Board also considered and approved for an additional one-year term through August 31, 2014, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2014.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreement are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust and the independent Trustees.

The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 12-13, 2013 meeting. The independent Trustees also met with counsel to the Trust and the independent Trustees on August 2, 2013 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

ANNUAL REPORT	DECEMBER 31, 2013	43

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2012, including, but not limited to, undertaking significant technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2013. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2013 and other performance data, as available, for the periods ended June 30, 2013 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2013 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 12-13, 2013 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2013.

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Board noted that, for periods ending May 31, 2013, the Administrative Class of 71%, 92% and 100% of the Portfolios outperformed their Lipper category median in the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 86% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2013 (based on the performance of the Administrative Class). The Board also noted that ten of 13 Portfolios, representing 93% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2013, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $23 billion as of May 31, 2013.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expense ratios in their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the size of the assets under management with PIMCO, the manner in which similar portfolios may be managed, different requirements with

ANNUAL REPORT	DECEMBER 31, 2013	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively; had been reduced for some Portfolios over time; had been held steady for most Portfolios as assets grew, or declined in the case of some Portfolios; and continued to be competitive compared with peers. The Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. The Trustees noted that the benefits of the unified fee were apparent during the recent financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC supported the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and in return for the fees paid to RALLC by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2013	47

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT59AR_123113

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2013

PIMCO Short-Term Portfolio

Share Class

■	Administrative

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	34
Glossary	35
Federal Income Tax Information	36
Management of the Trust	37
Privacy Policy	39
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	40

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2013. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

The past twelve months were marked by ongoing periods of heightened bond market volatility brought on by uncertainty around central bank monetary and fiscal policy, geopolitical concerns, and a slower than hoped for rebound in the global economy. Following a particularly bumpy third quarter, however, all financial markets completed the year along a relatively smoother path. Federal Reserve (“Fed”) Chairman Ben Bernanke laid the groundwork in September, when he clarified the Fed’s commitment to maintain its quantitative easing (“QE”) bond purchase program of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero-bound range. The nomination of Janet Yellen to the Chairmanship further helped to reassure investors that the Fed would be committed to the continuation of their accommodative policies.

As investors were made particularly aware, beginning in mid-May conditions in financial markets deteriorated rapidly as markets reacted to signals by the Fed that it might begin to slow the pace of its asset purchases. This shift in tone fueled a broad-based sell-off within fixed income assets throughout the summer, undermining market liquidity and sending yields higher across the risk spectrum.

By mid-September, however, the Fed announced its intent to delay any tapering until more convincing indicators of economic growth become apparent and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore higher) and a rally across most equity markets. The Fed also maintained the Federal Funds Rate within a narrow range of zero to 25 basis points. Into October, investors were once again kept on edge by the uncertain fiscal policy and political landscape—namely the partial shutdown of the U.S. government that began during the first week of October, the ongoing debt ceiling negotiations between the White House and Congress, and confirmation proceedings for the next Fed Chairman. Investors were relieved by the last-minute deal announced on October 17 that reached an agreement to reopen the U.S. government and raise the debt ceiling.

In November, relative calm prevailed across most fixed income markets, and equity markets continued to rally. The European Central Bank (“ECB”) reduced their main policy rate (or the interest rate at which it lends money to banks) by 25 basis points to 0.25%, likely due to their concern over lower than expected inflation and a weak global growth outlook. The Bank of England (“BOE”) unanimously voted to leave its main policy rate unchanged amid a pickup in economic growth and expectations that this would lead to an eventual decline in the U.K. unemployment rate.

Towards the latter part of December, the Fed announced that beginning in January 2014 it intends to gradually exit its bond-buying program, by reducing it from $85 billion to $75 billion spread equally across mortgage and U.S. Treasury purchases. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee (“FOMC”) provided even greater assurances that the policy rate would remain near a zero-bound range until signs of sustainable growth are more broadly evident in the U.S. economy. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

U.S. Treasuries underperformed most other developed sovereign bond markets on a hedged basis as investors reacted to the various Fed announcements regarding the tapering of their QE bond purchase program. In particular, U.S. Treasury yields rose to their highest level in late December as investors reacted to the Fed’s announcement that it would begin the reduction of its asset purchases starting in January 2014. This decision was made on the back of improving economic data, which included a lower unemployment rate, respectable monthly job reports, and improving housing fundamentals. The benchmark ten-year U.S. Treasury note yielded 3.03% at the end of the reporting period, as compared to 1.76% on December 31, 2012. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 2.02% for the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 8.61% over the period, underperforming nominal U.S. Treasuries. U.S. TIPS sold off, particularly during the second quarter of the reporting period, as the market began to price in the inevitable Fed tapering decision, which was officially announced in December. The decision by the Fed to initiate the tapering of asset purchases was validated via stronger jobs and GDP data, with continual weaker inflation data adding further pressure to U.S. TIPS valuations towards the latter part of the period. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 9.52% over the period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries even with the Fed’s announcement that it would begin to reduce its asset purchases in January 2014. The announcement, however, did lead to differentiated performance among coupons, with lower coupons underperforming, as these bonds have been the largest beneficiaries of Fed purchases. Prices for non-Agency mortgages rose on limited outstanding supply, improving risk appetite and ongoing signs of recovery in the housing sector. Commercial MBS also outperformed amid strong investor demand and a continued rebound in property valuations.

■

The U.S. investment grade credit market, as measured by the Barclays U.S. Credit Index, declined 2.01% for the period, but outperformed like-duration U.S. Treasuries as spreads tightened, ending the year at the lowest level since the global financial crisis began. This positive performance was supported by improving global growth fundamentals and continued easy monetary policy. The high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 7.42% for the period. The sector was one of the best-performing fixed income sectors, benefiting from relatively sound fundamentals and investor demand for higher yielding assets with lower interest rate sensitivity.

■

Emerging markets (“EM”) external debt underperformed U.S. Treasuries during the year and was impacted by the second quarter sell-off. Country-specific stories and the risk-on market sentiment following the Fed tapering announcement supported lower spreads in the fourth quarter, particularly in December. EM local assets particularly underperformed U.S. Treasuries during the period, as weaker EM currencies and increases in local yields weighed on overall returns.

■

Developed market equities posted strong performance in 2013, despite a period marked by considerable volatility and uncertainty around central bank policy. U.S. equities, as measured by the S&P 500 Index, returned 32.39%. Global equities, as represented by the MSCI All Country World Index Net USD and MSCI World Index, returned 22.80% and 26.68%, respectively. Emerging market equities (“EM”), as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.60%. EM equities underperformed developed market equities due to declining earnings growth and rising interest rates in the U.S. which placed pressure on local EM currencies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2014

ANNUAL REPORT	DECEMBER 31, 2013	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Short-Term Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, currency risk, leveraging risk, management risk, operational risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

4	PIMCO VARIABLE INSURANCE TRUST

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2013 to December 31, 2013.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2013	5

PIMCO Short-Term Portfolio

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

Corporate Bonds & Notes	51.3%
U.S. Treasury Obligations	16.6%
Short-Term Instruments	10.2%
Sovereign Issues	7.5%
U.S. Government Agencies	5.0%
Other	9.4%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	1 Year	5 Years	10 Years	Class Inception (09/30/1999)
PIMCO Short-Term Portfolio Administrative Class	0.57%	2.72%	2.58%	3.15%
Citigroup 3-Month Treasury Bill Index±	0.05%	0.10%	1.59%	2.09%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.60% for Administrative Class shares.

± Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/13)	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,006.40	$1,022.13
Expenses Paid During Period†	$3.08	$3.11
Net Annualized Expense Ratio	0.61%	0.61%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Short-Term Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»

An above-benchmark U.S. duration (or sensitivity to changes in market interest rates) from longer maturity securities was positive for performance as the Portfolio was able to benefit from a steeper yield curve and higher reinvestment rates.

»	Exposure to non-Agency mortgages benefited performance as the security selection within the sector provided positive income and total return over the reporting period.

»	Short exposure to the euro detracted from performance as the currency appreciated relative to the U.S. dollar during part of the reporting period when the Portfolio had short exposure on the euro.

»	Exposure to the investment grade corporate bond sector added to returns as it provided positive income over the reporting period.

»	An allocation to select high yield bonds added to performance as the sector rallied over the reporting period.

»	An allocation to short-term Mexican government securities benefited performance as Mexico rates fell over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Short-Term Portfolio

Selected Per Share Data for the Year Ended:	12/31/2013	12/31/2012	12/31/2011	12/31/2010	12/31/2009

Administrative Class
Net asset value beginning of year	$10.29	$10.12	$10.18	$10.07	$9.62
Net investment income (a)	0.08	0.09	0.09	0.09	0.20
Net realized/unrealized gain (loss)	(0.02)	0.19	(0.03)	0.13	0.54
Total income from investment operations	0.06	0.28	0.06	0.22	0.74
Dividends from net investment income	(0.08)	(0.09)	(0.10)	(0.09)	(0.20)
Distributions from net realized capital gains	0.00	(0.02)	(0.02)	(0.02)	(0.09)
Total distributions	(0.08)	(0.11)	(0.12)	(0.11)	(0.29)
Net asset value end of year	$10.27	$10.29	$10.12	$10.18	$10.07
Total return	0.57%	2.78%	0.51%	2.11%	7.80%
Net assets end of year (000s)	$72,378	$43,217	$33,688	$26,794	$16,335
Ratio of expenses to average net assets	0.61%	0.60%	0.60%	0.60%	0.60%
Ratio of expenses to average net assets excluding interest expense	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	0.79%	0.90%	0.90%	0.88%	1.98%
Portfolio turnover rate	134%*	103%*	225%*	231%*	524%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	7

Statement of Assets and Liabilities PIMCO Short-Term Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2013

Assets:
Investments, at value
Investments in securities*	$202,881
Investments in Affiliates	6,287
Financial Derivative Instruments
Exchange-traded or centrally cleared	5
Over the counter	113
Deposits with counterparty	246
Foreign currency, at value	84
Receivable for investments sold	1
Receivable for Portfolio shares sold	1,764
Interest and dividends receivable	1,066
Dividends receivable from Affiliates	5
Other assets	1
212,453

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$3,012
Payable for sale-buyback transactions	30,050
Financial Derivative Instruments
Over the counter	75
Payable for investments in Affiliates purchased	5
Deposits from counterparty	180
Payable for Portfolio shares redeemed	414
Overdraft due to custodian	2
Accrued investment advisory fees	37
Accrued supervisory and administrative fees	30
Accrued distribution fees	20
Accrued servicing fees	9
Reimbursement to PIMCO	2
Other liabilities	1
33,837

Net Assets	$178,616

Net Assets Consist of:
Paid in capital	$177,877
Undistributed net investment income	199
Accumulated undistributed net realized gain	189
Net unrealized appreciation	351
$178,616

Net Assets:
Institutional Class	$7,865
Administrative Class	72,378
Advisor Class	98,373

Shares Issued and Outstanding:
Institutional Class	766
Administrative Class	7,051
Advisor Class	9,583

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.27
Administrative Class	10.27
Advisor Class	10.27

Cost of Investments in Securities	$202,614
Cost of Investments in Affiliates	$6,291
Cost of Foreign Currency Held	$86
Cost or Premiums of Financial Derivative Instruments, net	$(47)

* Includes repurchase agreements of:	$596

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Short-Term Portfolio

(Amounts in thousands)	Year Ended December 31, 2013

Investment Income:
Interest, net of foreign taxes*	$1,814
Dividends from Investments in Affiliates	33
Total Income	1,847

Expenses:
Investment advisory fees	329
Supervisory and administrative fees	263
Servicing fees - Administrative Class	80
Distribution and/or servicing fees - Advisor Class	175
Trustees’ fees	3
Interest expense	14
Total Expenses	864

Net Investment Income	983

Net Realized (Loss):
Investments in securities	(28)
Exchange-traded or centrally cleared financial derivative instruments	(53)
Over the counter financial derivative instruments	(21)
Foreign currency	(32)
Net Realized (Loss)	(134)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	15
Investments in Affiliates	(3)
Exchange-traded or centrally cleared financial derivative instruments	5
Over the counter financial derivative instruments	(201)
Net Change in Unrealized (Depreciation)	(184)
Net (Loss)	(318)

Net Increase in Net Assets Resulting from Operations	$665

* Foreign tax withholdings	$1

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	9

Statements of Changes in Net Assets PIMCO Short-Term Portfolio

(Amounts in thousands)	Year Ended December 31, 2013	Year Ended December 31, 2012

Increase in Net Assets from:

Operations:
Net investment income	$983	$664
Net realized gain (loss)	(134)	153
Net change in unrealized appreciation (depreciation)	(184)	1,265
Net increase resulting from operations	665	2,082

Distributions to Shareholders:
From net investment income
Institutional Class	(75)	(87)
Administrative Class	(397)	(273)
Advisor Class	(452)	(295)
From net realized capital gains
Institutional Class	0	(17)
Administrative Class	0	(60)
Advisor Class	0	(90)

Total Distributions	(924)	(822)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	76,174	31,799

Total Increase in Net Assets	75,915	33,059

Net Assets:
Beginning of year	102,701	69,642
End of year*	$178,616	$102,701

* Including undistributed net investment income of:	$199	$513

**	See note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Short-Term Portfolio

December 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 113.6%

BANK LOAN OBLIGATIONS 0.3%
Dell, Inc.
3.750% due 10/29/2018	$500	$502

Total Bank Loan Obligations (Cost $497)		502

CORPORATE BONDS & NOTES 60.1%

BANKING & FINANCE 36.6%
Ally Financial, Inc.
2.750% due 01/30/2017	200	201
3.125% due 01/15/2016	200	205
4.500% due 02/11/2014	300	302
4.625% due 06/26/2015	450	469
6.750% due 12/01/2014	500	525
8.300% due 02/12/2015	100	108
American Express Credit Corp.
1.750% due 06/12/2015	1,300	1,321
American Honda Finance Corp.
0.612% due 05/26/2016	500	501
American International Group, Inc.
3.000% due 03/20/2015	400	411
4.250% due 09/15/2014	2,950	3,025
Banco do Brasil S.A.
4.500% due 01/22/2015	200	206
Bank Nederlandse Gemeenten
3.125% due 01/12/2015	1,000	1,028
Bank of America Corp.
4.500% due 04/01/2015	1,200	1,256
7.375% due 05/15/2014	1,400	1,435
Bank of Nova Scotia
1.650% due 10/29/2015	2,500	2,550
Banque PSA Finance S.A.
2.146% due 04/04/2014	350	350
Barclays Bank PLC
4.750% due 02/23/2015	300	305
Caisse Centrale Desjardins
2.550% due 03/24/2016	500	521
Canadian Imperial Bank of Commerce
2.600% due 07/02/2015	600	619
CIT Group, Inc.
4.750% due 02/15/2015	100	104
5.250% due 04/01/2014	1,325	1,342
Citigroup, Inc.
2.250% due 08/07/2015	500	511
5.000% due 09/15/2014	2,000	2,057
5.500% due 10/15/2014	89	92
6.010% due 01/15/2015	1,000	1,053
Dexia Credit Local S.A.
0.539% due 11/13/2015	500	500
1.250% due 10/18/2016	800	801
DNB Boligkreditt A/S
2.100% due 10/14/2016	1,750	1,796
EnCana Holdings Finance Corp.
5.800% due 05/01/2014	600	610
Erste Abwicklungsanstalt
0.537% due 01/29/2016	1,200	1,204
Export-Import Bank of Korea
1.250% due 11/20/2015	500	503
Ford Motor Credit Co. LLC
0.992% due 01/17/2017	600	603
2.500% due 01/15/2016	200	205
3.875% due 01/15/2015	200	206
General Electric Capital Corp.
0.443% due 01/08/2016	2,700	2,688
1.000% due 08/11/2015	500	504

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Goldman Sachs Group, Inc.
0.744% due 01/12/2015		$150	$150
1.239% due 11/21/2014		450	452
3.300% due 05/03/2015		1,900	1,958
5.125% due 01/15/2015		500	522
Hana Bank
1.364% due 11/09/2016		1,450	1,457
4.000% due 11/03/2016		200	213
Harley-Davidson Financial Services, Inc.
1.150% due 09/15/2015		450	452
Hospitality Properties Trust
7.875% due 08/15/2014		400	403
HSBC Bank USA N.A.
4.625% due 04/01/2014		1,000	1,010
HSBC Finance Corp.
0.669% due 06/01/2016		400	400
HSH Nordbank AG
0.389% due 12/31/2015		200	198
ING Bank NV
1.642% due 06/09/2014		200	201
International Lease Finance Corp.
4.875% due 04/01/2015		50	52
8.625% due 09/15/2015		100	111
Intesa Sanpaolo SpA
2.638% due 02/24/2014		350	351
JPMorgan Chase & Co.
0.627% due 10/12/2015	EUR	400	545
0.689% due 04/23/2015		$1,950	1,954
0.904% due 10/15/2015		200	201
0.959% due 03/31/2016		200	199
2.600% due 01/15/2016		700	721
JPMorgan Chase Bank N.A.
0.574% due 06/13/2016		400	398
Kookmin Bank
1.496% due 10/11/2016		1,500	1,510
Korea Development Bank
0.693% due 06/11/2015		1,000	997
8.000% due 01/23/2014		1,500	1,506
LeasePlan Corp. NV
3.000% due 10/23/2017		200	202
Morgan Stanley
1.838% due 01/24/2014		200	200
2.875% due 07/28/2014		1,050	1,064
4.100% due 01/26/2015		250	259
4.200% due 11/20/2014		800	826
6.000% due 05/13/2014		340	347
Muenchener Hypothekenbank eG
1.125% due 07/13/2015		1,200	1,209
Norddeutsche Landesbank Girozentrale
0.875% due 10/16/2015		2,000	2,008
Nordea Bank AB
3.700% due 11/13/2014		300	308
Nordea Eiendomskreditt A/S
2.125% due 09/22/2017		200	206
NRW Bank
0.443% due 07/08/2016		2,000	2,003
0.487% due 01/31/2017		700	702
Piper Jaffray Cos.
4.247% due 05/31/2014		200	200
Prudential Covered Trust
2.997% due 09/30/2015		255	263
RCI Banque S.A.
2.116% due 04/11/2014		300	301
Royal Bank of Scotland Group PLC
2.550% due 09/18/2015		500	512
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
7.125% due 01/14/2014		100	100

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sberbank of Russia Via SB Capital S.A.
5.499% due 07/07/2015		$100	$106
SLM Corp.
0.538% due 01/27/2014		200	200
3.875% due 09/10/2015		100	104
6.250% due 01/25/2016		450	488
Standard Chartered PLC
3.200% due 05/12/2016		1,125	1,176
3.850% due 04/27/2015		300	312
Svensk Exportkredit AB
0.387% due 04/29/2016		500	500
0.614% due 11/09/2017		1,250	1,261
1.125% due 04/05/2018		1,200	1,171
Svenska Handelsbanken AB
0.696% due 03/21/2016		1,000	1,003
Swedbank Hypotek AB
2.950% due 03/28/2016		700	734
Toronto-Dominion Bank
1.500% due 03/13/2017		300	303
Toyota Motor Credit Corp.
0.528% due 05/17/2016		1,100	1,104
Weyerhaeuser Co.
6.950% due 08/01/2017		93	107

			65,357

INDUSTRIALS 18.8%
AbbVie, Inc.
1.200% due 11/06/2015		700	707
Altria Group, Inc.
4.125% due 09/11/2015		250	264
7.750% due 02/06/2014		600	604
America Movil S.A.B. de C.V.
2.375% due 09/08/2016		800	827
5.500% due 03/01/2014		200	202
Amgen, Inc.
1.875% due 11/15/2014		250	253
2.125% due 05/15/2017		250	253
2.300% due 06/15/2016		250	258
Anadarko Petroleum Corp.
5.750% due 06/15/2014		250	255
7.625% due 03/15/2014		400	405
Anglo American Capital PLC
9.375% due 04/08/2014		1,120	1,145
AP Moeller - Maersk A/S
4.875% due 10/30/2014	EUR	100	142
BAT International Finance PLC
2.125% due 06/07/2017		$450	455
Comcast Corp.
5.300% due 01/15/2014		150	150
Covidien International Finance S.A.
1.350% due 05/29/2015		250	252
Crown Castle Towers LLC
3.214% due 08/15/2035		200	204
Daimler Finance North America LLC
1.875% due 09/15/2014		200	202
2.300% due 01/09/2015		180	183
Devon Energy Corp.
0.694% due 12/15/2015		600	601
DISH DBS Corp.
6.625% due 10/01/2014		500	521
7.125% due 02/01/2016		200	222
7.750% due 05/31/2015		100	109
Enterprise Products Operating LLC
5.600% due 10/15/2014		200	208
EOG Resources Canada, Inc.
4.750% due 03/15/2014		180	181

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	11

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ERAC USA Finance LLC
2.250% due 01/10/2014	$1,012	$1,012
General Mills, Inc.
0.537% due 01/29/2016	100	100
Georgia-Pacific LLC
7.700% due 06/15/2015	630	690
Glencore Funding LLC
6.000% due 04/15/2014	580	588
HCA, Inc.
5.750% due 03/15/2014	200	202
7.190% due 11/15/2015	400	438
7.875% due 02/15/2020	700	753
8.500% due 04/15/2019	100	106
Hewlett-Packard Co.
6.125% due 03/01/2014	700	706
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015	1,400	1,485
Linde Finance BV
3.625% due 11/13/2014	900	925
MGM Resorts International
5.875% due 02/27/2014	200	201
6.625% due 07/15/2015	1,000	1,078
6.875% due 04/01/2016	150	166
Mondelez International, Inc.
6.750% due 02/19/2014	200	202
Mylan, Inc.
6.000% due 11/15/2018	200	213
Nissan Motor Acceptance Corp.
0.946% due 09/26/2016	1,200	1,207
1.000% due 03/15/2016	100	100
1.950% due 09/12/2017	100	99
Penske Truck Leasing Co. LP
2.500% due 07/11/2014	200	202
PepsiCo, Inc.
0.447% due 02/26/2016	500	501
Petrobras International Finance Co.
2.875% due 02/06/2015	600	611
Phillips 66
1.950% due 03/05/2015	300	304
Potash Corp. of Saskatchewan, Inc.
5.250% due 05/15/2014	100	102
Rockies Express Pipeline LLC
3.900% due 04/15/2015	250	251
Rogers Communications, Inc.
5.500% due 03/15/2014	458	463
SABMiller Holdings, Inc.
1.850% due 01/15/2015	1,500	1,518
Sanofi
2.625% due 03/29/2016	400	416
Sutter Health
1.090% due 08/15/2053	1,000	989
Takeda Pharmaceutical Co. Ltd.
1.625% due 03/17/2017	250	250
TCI Communications, Inc.
8.750% due 08/01/2015	800	900
Teva Pharmaceutical Finance BV
0.746% due 03/21/2014	225	225
Teva Pharmaceutical Finance Co. BV
2.400% due 11/10/2016	500	515
Thermo Fisher Scientific, Inc.
2.050% due 02/21/2014	1,200	1,202
2.250% due 08/15/2016	100	102
3.250% due 11/20/2014	300	306
USG Corp.
6.300% due 11/15/2016	100	108
8.375% due 10/15/2018	200	219

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Volkswagen International Finance NV
0.675% due 11/18/2016		$1,400	$1,404
Walgreen Co.
0.744% due 03/13/2014		1,550	1,552
Wesfarmers Ltd.
2.983% due 05/18/2016		250	260
Woodside Finance Ltd.
4.500% due 11/10/2014		267	275
WPP Finance UK
5.875% due 06/15/2014		1,205	1,234
8.000% due 09/15/2014		300	315
Xstrata Finance Canada Ltd.
2.850% due 11/10/2014		450	456

			33,554

UTILITIES 4.7%
BP Capital Markets PLC
0.658% due 11/07/2016		1,300	1,306
0.700% due 11/06/2015		500	501
Duke Energy Corp.
3.950% due 09/15/2014		300	307
Enel Finance International NV
3.875% due 10/07/2014		1,000	1,022
Gazprom OAO Via Gaz Capital S.A.
8.125% due 07/31/2014		1,000	1,043
Korea Hydro & Nuclear Power Co. Ltd.
3.125% due 09/16/2015		100	103
6.250% due 06/17/2014		200	205
NextEra Energy Capital Holdings, Inc.
1.339% due 09/01/2015		300	302
Plains All American Pipeline LP
3.950% due 09/15/2015		440	463
Telefonos de Mexico S.A.B. de C.V.
5.500% due 01/27/2015		600	626
Tokyo Electric Power Co., Inc.
4.500% due 03/24/2014	EUR	200	277
Verizon Communications, Inc.
0.857% due 03/28/2014		$1,500	1,502
1.773% due 09/15/2016		400	412
Vodafone Group PLC
5.375% due 01/30/2015		300	315

			8,384

Total Corporate Bonds & Notes (Cost $106,951)			107,295

MUNICIPAL BONDS & NOTES 1.3%

ARKANSAS 0.1%
Arkansas Student Loan Authority Revenue Bonds, Series 2010
1.138% due 11/25/2043		159	159

CALIFORNIA 0.3%
California State General Obligation Bonds, Series 2005
5.000% due 05/01/2016		300	319
Irvine Ranch Water District Joint Powers Agency, California Revenue Notes, Series 2012
2.388% due 03/15/2014		100	100
University of California Revenue Bonds, Series 2011
0.749% due 07/01/2041		250	250

			669

FLORIDA 0.2%
Orlando-Orange County, Florida Expressway Authority Revenue Notes, Series 2013
3.000% due 07/01/2015		200	207

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 07/01/2016	$165	$178

		385

NEW JERSEY 0.1%
New Jersey Economic Development Authority Revenue Notes, Series 2012
0.640% due 02/01/2015	100	100

NEW YORK 0.2%
New York City, New York General Obligation Notes, Series 2007
5.125% due 10/01/2015	300	323

NORTH CAROLINA 0.1%
North Carolina Medical Care Commission Revenue Bonds, Series 2012
0.800% due 12/01/2033	240	238

TEXAS 0.3%
Permanent University Fund, Texas Revenue Notes, Series 2012
0.579% due 07/01/2014	500	500

Total Municipal Bonds & Notes (Cost $2,370)		2,374

U.S. GOVERNMENT AGENCIES 5.8%
Fannie Mae
0.226% due 12/25/2036	16	15
0.285% due 03/25/2034	14	14
0.315% due 08/25/2034	4	4
0.365% due 02/25/2037 - 10/27/2037	248	246
0.515% due 05/25/2042	8	8
0.565% due 12/25/2043	2,916	2,918
0.715% due 09/25/2041	305	306
0.745% due 06/25/2041	200	201
0.750% due 01/30/2015 (c)	3,000	3,001
0.845% due 12/25/2037	98	98
0.868% due 01/01/2021	190	191
1.344% due 03/01/2044 - 07/01/2044	36	38
2.380% due 10/01/2031	2	2
4.340% due 02/01/2017	954	989
Freddie Mac
0.205% due 12/25/2036	39	39
0.617% due 09/15/2041	164	165
0.850% due 02/24/2016	250	250
0.867% due 02/15/2038	149	150
1.342% due 02/25/2045	128	130
1.344% due 10/25/2044	119	121
1.544% due 07/25/2044	46	47
Ginnie Mae
0.719% due 04/20/2062	365	366
0.869% due 02/20/2062	281	286
1.219% due 02/20/2062	181	183
1.625% due 02/20/2032	9	9
NCUA Guaranteed Notes
0.521% due 12/07/2020	150	151
0.539% due 11/06/2017	188	188
0.729% due 12/08/2020	189	191
1.600% due 10/29/2020	119	120

Total U.S. Government Agencies (Cost $10,417)		10,427

U.S. TREASURY OBLIGATIONS 19.4%
U.S. Treasury Notes
0.250% due 10/31/2015 (c)	20,200	20,173

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.250% due 12/31/2015 (c)	$10,000	$9,974
0.375% due 06/30/2015	4,500	4,509

Total U.S. Treasury Obligations (Cost $34,656)		34,656

MORTGAGE-BACKED SECURITIES 4.6%
Banc of America Commercial Mortgage Trust
5.734% due 05/10/2045	100	109
Banc of America Mortgage Trust
3.439% due 07/20/2032	1	1
BCAP LLC Trust
2.434% due 11/26/2035	66	65
Bear Stearns Adjustable Rate Mortgage Trust
2.786% due 01/25/2034	6	6
Bear Stearns Alt-A Trust
2.708% due 09/25/2035	31	27
Bear Stearns Commercial Mortgage Securities Trust
5.468% due 06/11/2041	524	527
Citigroup Mortgage Loan Trust, Inc.
2.200% due 09/25/2035	14	14
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.205% due 12/11/2049	3	3
5.218% due 07/15/2044	195	197
5.289% due 12/11/2049	815	879
Commercial Mortgage Trust
0.297% due 12/15/2020	57	56
0.347% due 06/15/2022	90	89
2.365% due 02/10/2029	700	717
Countrywide Home Loan Mortgage Pass-Through Trust
0.505% due 06/25/2035	19	17
Credit Suisse Commercial Mortgage Trust
5.467% due 09/15/2039	468	510
5.669% due 03/15/2039	71	77
Credit Suisse First Boston Mortgage Securities Corp.
0.804% due 03/25/2032	4	4
2.291% due 06/25/2033	22	22
Credit Suisse Mortgage Capital Certificates
0.347% due 04/15/2022	256	255
DBRR Trust
0.853% due 02/25/2045	986	982
0.946% due 09/25/2045	229	229
First Republic Mortgage Loan Trust
0.467% due 08/15/2032	16	15
Fosse Master Issuer PLC
1.646% due 10/18/2054	143	144
Greenpoint Mortgage Funding Trust
0.385% due 06/25/2045	36	32
GS Mortgage Securities Trust
4.761% due 07/10/2039	791	820
GSR Mortgage Loan Trust
2.648% due 09/25/2035	26	26
HarborView Mortgage Loan Trust
0.386% due 05/19/2035	46	41
JPMorgan Chase Commercial Mortgage Securities Trust
5.440% due 06/12/2047	500	550
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.607% due 12/15/2030	6	6
Merrill Lynch Floating Trust
0.706% due 07/09/2021	512	510
Merrill Lynch Mortgage Investors Trust
1.165% due 10/25/2035	18	18
Morgan Stanley Capital Trust
1.085% due 03/15/2045	66	66
RBSSP Resecuritization Trust
0.665% due 10/26/2036	184	174

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.374% due 12/26/2036		$264	$266
Silenus European Loan Conduit Ltd.
0.368% due 05/15/2019	EUR	16	22
Structured Asset Mortgage Investments Trust
0.395% due 05/25/2045		$55	47
0.416% due 07/19/2035		9	8
0.826% due 09/19/2032		4	4
VFC LLC
3.130% due 03/20/2026		157	158
Wachovia Bank Commercial Mortgage Trust
0.247% due 06/15/2020		36	36
WaMu Commercial Mortgage Securities Trust
5.787% due 03/23/2045		463	475
WaMu Mortgage Pass-Through Certificates
1.139% due 08/25/2046		37	32
1.143% due 02/25/2046		26	24
1.343% due 11/25/2042		14	14
1.543% due 06/25/2042		3	3

Total Mortgage-Backed Securities (Cost $8,372)			8,277

ASSET-BACKED SECURITIES 4.8%
Apidos CDO Ltd.
0.502% due 06/12/2020		586	583
Ares CLO Ltd.
0.868% due 11/25/2020		400	395
Bear Stearns Asset-Backed Securities Trust
0.825% due 10/25/2032		1	1
BlueMountain CLO Ltd.
0.478% due 11/15/2017		196	196
Callidus Debt Partners CLO Fund Ltd.
0.504% due 04/17/2020		131	131
Carrington Mortgage Loan Trust
0.265% due 06/25/2037		13	12
Celf Loan Partners Ltd.
1.487% due 07/25/2019	GBP	106	175
Centurion CDO Ltd.
0.562% due 03/08/2017		$240	240
Citibank Omni Master Trust
2.917% due 08/15/2018		1,700	1,726
4.900% due 11/15/2018		300	311
Cornerstone CLO Ltd.
0.464% due 07/15/2021		1,000	978
Countrywide Asset-Backed Certificates
0.645% due 12/25/2031		2	1
0.905% due 05/25/2032		1	1
Credit Suisse First Boston Mortgage Securities Corp.
0.905% due 08/25/2032		3	2
Denali Capital CLO Ltd.
0.502% due 04/21/2020		128	128
Dryden Leveraged Loan CDO
0.482% due 10/20/2020		307	305
Duane Street CLO Ltd.
0.496% due 01/11/2021		121	120
Educational Services of America, Inc.
0.895% due 04/25/2039		251	252
Fore CLO Ltd.
0.487% due 07/20/2019		123	122
Franklin CLO Ltd.
0.503% due 06/15/2018		44	43
Gracechurch Card Funding PLC
0.867% due 02/15/2017		500	503
Harbourmaster CLO BV
0.568% due 10/11/2019	EUR	138	190
Irwin Whole Loan Home Equity Trust
0.705% due 07/25/2032		$1	1

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Lafayette CLO Ltd.
1.642% due 09/06/2022	$57	$57
MASTR Asset-Backed Securities Trust
0.215% due 11/25/2036	3	1
Morgan Stanley Investment Management Croton Ltd.
0.504% due 01/15/2018	359	357
Mountain Capital CLO Ltd.
0.483% due 09/15/2018	138	138
Nelnet Student Loan Trust
0.938% due 07/25/2018	44	44
New Century Home Equity Loan Trust
0.425% due 06/25/2035	18	18
Northstar Education Finance, Inc.
0.865% due 12/26/2031	172	172
Panhandle-Plains Higher Education Authority, Inc.
0.747% due 10/01/2018	42	42
Renaissance Home Equity Loan Trust
0.525% due 11/25/2034	6	5
0.665% due 12/25/2033	29	29
1.045% due 08/25/2033	8	7
SLC Student Loan Trust
4.750% due 06/15/2033	412	374
SLM Student Loan Trust
0.443% due 12/17/2018	110	109
0.738% due 10/25/2017	183	184
1.738% due 04/25/2023	57	59
Stanfield Bristol CLO Ltd.
0.501% due 10/15/2019	113	112
Stone Tower CLO Ltd.
0.516% due 03/16/2018	197	196
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
0.745% due 01/25/2033	2	2
Trimaran CLO Ltd.
0.492% due 11/01/2018	182	180
WhiteHorse Ltd.
0.512% due 05/01/2018	80	79

Total Asset-Backed Securities (Cost $8,600)		8,581

SOVEREIGN ISSUES 8.8%
Bank of England Euro Note
1.375% due 03/07/2014	400	401
Development Bank of Japan, Inc.
0.444% due 04/17/2015	3,000	3,000
Emirate of Abu Dhabi Government International Bond
5.500% due 04/08/2014	300	304
Japan Bank for International Cooperation
1.875% due 09/24/2015	1,000	1,023
Japan Finance Organization for Municipalities
0.408% due 11/28/2014	1,000	1,000
Kommunalbanken A/S
0.626% due 03/27/2017	2,100	2,118
2.750% due 05/05/2015	300	309
Province of Ontario
4.500% due 02/03/2015	2,500	2,613
Qatar Government International Bond
5.150% due 04/09/2014	250	253
Republic of Korea
4.875% due 09/22/2014	3,500	3,610
State of North Rhine-Westphalia
0.538% due 04/28/2017	700	703
0.946% due 07/11/2017	300	306

Total Sovereign Issues (Cost $15,620)		15,640

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	13

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 8.5%

CERTIFICATES OF DEPOSIT 0.3%
Banco do Brasil S.A.
0.000% due 01/24/2014	$500	$500

COMMERCIAL PAPER 3.8%
British Telecommunications PLC
0.800% due 03/07/2014	400	400
Daimler Finance North America LLC
0.700% due 03/13/2014	1,000	999
DCP Midstream LLC
1.050% due 01/07/2014	250	250
1.050% due 01/13/2014	600	600
1.050% due 01/27/2014	500	500
1.100% due 01/14/2014	1,000	1,000
Entergy Corp.
0.960% due 04/07/2014	700	699
0.986% due 03/17/2014	1,000	999
Ford Motor Credit Co.
1.021% due 01/06/2014	100	100
1.021% due 04/28/2014	300	299

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Vodafone Group PLC
0.690% due 02/10/2014		$100	$100
0.720% due 01/28/2014		900	899

			6,845

REPURCHASE AGREEMENTS (b) 0.3%
			596

SHORT-TERM NOTES 0.2%
Korea Development Bank
0.687% due 08/20/2014		300	300

MEXICO TREASURY BILLS 3.9%
3.598% due 01/09/2014 - 04/30/2014 (a)	MXN	90,300	6,888

Total Short-Term Instruments (Cost $15,131)			15,129

Total Investments in Securities (Cost $202,614)			202,881

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 3.5%

SHORT-TERM INSTRUMENTS 3.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.5%
PIMCO Short-Term Floating NAV Portfolio	10,441	$104
PIMCO Short-Term Floating NAV Portfolio III	618,953	6,183

Total Short-Term Instruments (Cost $6,291)		6,287

Total Investments in Affiliates (Cost $6,291)		6,287

Total Investments 117.1% (Cost $208,905)		$209,168

Financial Derivative Instruments (d)(e) 0.0% (Cost or Premiums, net $(47))		43

Other Assets and Liabilities, net (17.1%)		(30,595)

Net Assets 100.0%		$178,616

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2013	01/02/2014	$596	Freddie Mac 2.080% due 10/17/2022	$(611)	$596	$596

Total Repurchase Agreements						$(611)	$596	$596

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BSN	0.140%	11/21/2013	01/21/2014	$(3,011)	$(3,012)

Total Reverse Repurchase Agreements					$(3,012)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.010%	12/31/2013	01/02/2014	$(9,872)	$(9,872)
	0.050%	12/31/2013	01/07/2014	(20,177)	(20,178)

Total Sale-Buyback Transactions					$(30,050)

(2)	The average amount of borrowings outstanding during the period ended December 31, 2013 was $12,756 at a weighted average interest rate of 0.091%.
(3)	Payable for sale-buyback transactions includes $1 of deferred price drop on sale-buyback transactions.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2013:

(c)	Securities with an aggregate market value of $33,048 have been pledged as collateral under the terms of the following master agreements as of December 31, 2013.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BSN	$0	$(3,012)	$0	$0	$(3,012)	$3,001	$(11)
SSB	596	0	0	0	596	(611)	(15)

Master Securities Forward Transaction Agreement
BCY	0	0	(30,050)	0	(30,050)	30,047	(3)

Total Borrowings and Other Financing Transactions	$596	$(3,012)	$(30,050)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	0.276%	06/18/2014	$364,000	$5	$5	$5	$0

Total Swap Agreements					$5	$5	$5	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2013:

Cash of $246 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2013. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$5	$5	$0	$0	$0	$ 0

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BRC	01/2014		EUR	900	$		1,201	$0	$(37)
	01/2014	$		1,175		EUR	900	63	0
	03/2014		GBP	107	$		175	0	(2)

CBK	01/2014		MXN	5,943			449	0	(6)
	03/2014		EUR	2,001			2,758	6	0

HUS	01/2014			500			669	0	(19)
	01/2014	$		653		EUR	500	35	0
	04/2014		MXN	22,500	$		1,704	0	(3)

MSC	01/2014			49,507			3,792	2	0
	03/2014			11,697			886	0	(6)
	03/2014			$173		MXN	2,290	1	0

Total Forward Foreign Currency Contracts								$107	$(73)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	15

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

AS OF DECEMBER 31, 2013, THERE WERE NO OPEN WRITTEN OPTIONS. TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2013

	Notional Amount	Premiums
Balance at 12/31/2012	$600	$(1)
Sales	48,000	(58)
Closing Buys	(48,000)	58
Expirations	(600)	1
Exercised	0	0

Balance at 12/31/2013	$0	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2013 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Standard Chartered Bank	1.000%	12/20/2018	1.012%	EUR	200	$(1)	$1	$0	$(0)
	Teck Resources Ltd.	1.000%	12/20/2015	0.333%	$	300	0	4	4	0

BPS	Holcim Finance S.A.	1.000%	12/20/2018	0.959%	EUR	700	(11)	13	2	0

CBK	Volvo Treasury AB	1.000%	12/20/2018	1.007%		1,000	(24)	24	0	0

JPM	Freeport-McMoRan Copper & Gold, Inc.	1.000%	12/20/2018	1.167%	$	300	(11)	9	0	(2)

							$(47)	$51	$6	$(2)

Total Swap Agreements							$(47)	$51	$6	$(2)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of December 31, 2013:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure (4)
BOA	$0	$0	$4	$4	$0	$0	$0	$0	$4	$0	$4
BPS	0	0	2	2	0	0	0	0	2	0	2
BRC	63	0	0	63	(39)	0	0	(39)	24	0	24
CBK	6	0	0	6	(6)	0	0	(6)	0	0	0
HUS	35	0	0	35	(22)	0	0	(22)	13	0	13
JPM	0	0	0	0	0	0	(2)	(2)	(2)	0	(2)
MSC	3	0	0	3	(6)	0	0	(6)	(3)	(180)	(183)

Total Over the Counter	$107	$0	$6	$113	$(73)	$0	$(2)	$(75)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$5	$5

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$107	$0	$107
Swap Agreements	0	6	0	0	0	6

	$0	$6	$0	$107	$0	$113

	$0	$6	$0	$107	$5	$118

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$73	$0	$73
Swap Agreements	0	2	0	0	0	2

	$0	$2	$0	$73	$0	$75

	$0	$2	$0	$73	$0	$75

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(53)	$(53)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(93)	$0	$(93)
Purchased Options	0	0	0	0	(56)	(56)
Written Options	0	0	0	0	57	57
Swap Agreements	0	30	0	0	41	71

	$0	$30	$0	$(93)	$42	$(21)

	$0	$30	$0	$(93)	$(11)	$(74)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$5	$5

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(208)	$0	$(208)
Swap Agreements	0	41	0	0	(34)	7

	$0	$41	$0	$(208)	$(34)	$(201)

	$0	$41	$0	$(208)	$(29)	$(196)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	17

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

December 31, 2013

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Bank Loan Obligations	$0	$502	$0	$502
Corporate Bonds & Notes
Banking & Finance	0	64,360	997	65,357
Industrials	0	33,554	0	33,554
Utilities	0	8,384	0	8,384
Municipal Bonds & Notes
Arkansas	0	159	0	159
California	0	669	0	669
Florida	0	385	0	385
New Jersey	0	100	0	100
New York	0	323	0	323
North Carolina	0	238	0	238
Texas	0	500	0	500
U.S. Government Agencies	0	9,897	530	10,427
U.S. Treasury Obligations	0	34,656	0	34,656
Mortgage-Backed Securities	0	8,048	229	8,277
Asset-Backed Securities	0	8,581	0	8,581
Sovereign Issues	0	15,640	0	15,640
Short-Term Instruments
Certificates of Deposit	0	500	0	500
Commercial Paper	0	6,845	0	6,845
Repurchase Agreements	0	596	0	596

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Short-Term Notes	$0	$300	$0	$300
Mexico Treasury Bills	0	6,888	0	6,888
	$0	$201,125	$1,756	$202,881

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$6,287	$0	$0	$6,287

Total Investments	$6,287	$201,125	$1,756	$209,168

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	5	0	5
Over the counter	0	113	0	113
	$0	$118	$0	$118

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(75)	$0	$(75)

Totals	$6,287	$201,168	$1,756	$209,211

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2013:

Category and Subcategory	Beginning Balance at 12/31/2012	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2013 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$200	$998	$0	$0	$0	$(1)	$0	$(200)	$997	$(1)
U.S. Government Agencies	644	0	(113)	0	0	(1)	0	0	530	1
Mortgage-Backed Securities	0	424	(195)	0	0	0	0	0	229	0
Asset-Backed Securities	636	0	(574)	0	(14)	9	0	(57)	0	0
Short-Term Instruments
Certificates of Deposit	590	0	(599)	6	2	1	0	0	0	0

Totals	$2,070	$1,422	$(1,481)	$6	$(12)	$8	$0	$(257)	$1,756	$0

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$997	Benchmark Pricing	Base Price	99.80
U.S. Government Agencies	530	Third Party Vendor	Broker Quote	100.11-101.04
Mortgage-Backed Securities	229	Third Party Vendor	Broker Quote	100.00

Total	$1,756

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2013

1. ORGANIZATION

The PIMCO Short-Term Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the

Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid and are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period and are included in net change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

ANNUAL REPORT	DECEMBER 31, 2013	19

Notes to Financial Statements (Cont.)

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statement of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments.

Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal

ANNUAL REPORT	DECEMBER 31, 2013	21

Notes to Financial Statements (Cont.)

pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding.

Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2013, the Portfolio had no unfunded loan commitments.

Mortgage-Related and Other Asset-Backed Securities The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property

ANNUAL REPORT	DECEMBER 31, 2013	23

Notes to Financial Statements (Cont.)

to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2013 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
$4	$1,100	$(1,000)	$0	$0	$104	$0	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
$11,003	$34,083	$(38,900)	$0	$(3)	$6,183	$33	$0

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates.

ANNUAL REPORT	DECEMBER 31, 2013	25

Notes to Financial Statements (Cont.)

Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(c) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap

ANNUAL REPORT	DECEMBER 31, 2013	27

Notes to Financial Statements (Cont.)

agreement outstanding as of December 31, 2013 for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements. As mentioned earlier in this report, the U.S. is currently experiencing historically low interest rates. This combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, the fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair the performance of the Portfolio.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things,

ANNUAL REPORT	DECEMBER 31, 2013	29

Notes to Financial Statements (Cont.)

initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.20%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2013, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$19,892	$46,235

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2013, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$109,299	$84,295	$133,024	$65,305

ANNUAL REPORT	DECEMBER 31, 2013	31

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2013		Year Ended 12/31/2012
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	490	$5,025	430	$4,402
Administrative Class	6,566	67,424	2,607	26,751
Advisor Class	6,244	64,106	3,546	36,342
Issued as reinvestment of distributions
Institutional Class	7	75	10	104
Administrative Class	39	397	32	333
Advisor Class	44	452	37	384
Cost of shares redeemed
Institutional Class	(613)	(6,305)	(330)	(3,371)
Administrative Class	(3,753)	(38,551)	(1,770)	(18,097)
Advisor Class	(1,602)	(16,449)	(1,469)	(15,049)
Net increase resulting from Portfolio share transactions	7,422	$76,174	3,093	$31,799

As of December 31, 2013, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 57% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2013, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2010-2012, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2013, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$388	$151	$285	$(83)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts and sale/buyback transactions.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through December 31, 2013 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2013 through December 31, 2013, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

As of December 31, 2013, the Portfolio had no accumulated capital losses.

As of December 31, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$208,937	$538	$(307)	$231

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and sale/buyback transactions.

For the fiscal years ended December 31, 2013 and December 31, 2012, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2013	$924	$—	$—
12/31/2012	$797	$25	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2013	33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of PIMCO Short-Term Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Short-Term Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2014

34	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	BSN	Bank of Nova Scotia	JPM	JPMorgan Chase Bank N.A.
BOA	Bank of America N.A.	CBK	Citibank N.A.	MSC	Morgan Stanley & Co., Inc.
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.
BRC	Barclays Bank PLC

Currency Abbreviations:
EUR	Euro	MXN	Mexican Peso	USD (or $)	United States Dollar
GBP	British Pound

Other Abbreviations:
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration
CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate

ANNUAL REPORT	DECEMBER 31, 2013	35

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

36	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	172	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2013	37

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian* (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Vice President	11/2013 to Present Treasurer 08/1997 to 11/2013	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

* Effective February 3, 2014, Dr. El-Erian no longer serves as a Senior Vice President of the Trust.

38	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2013	39

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 12-13, 2013, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2014. The Board also considered and approved for an additional one-year term through August 31, 2014, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2014.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreement are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust and the independent Trustees.

The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 12-13, 2013 meeting. The independent Trustees also met with counsel to the Trust and the independent Trustees on August 2, 2013 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2012, including, but not limited to, undertaking significant technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2013. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2013 and other performance data, as available, for the periods ended June 30, 2013 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2013 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 12-13, 2013 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2013.

ANNUAL REPORT	DECEMBER 31, 2013	41

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Board noted that, for periods ending May 31, 2013, the Administrative Class of 71%, 92% and 100% of the Portfolios outperformed their Lipper category median in the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 86% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2013 (based on the performance of the Administrative Class). The Board also noted that ten of 13 Portfolios, representing 93% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2013, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $23 billion as of May 31, 2013.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expense ratios in their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the size of the assets under management with PIMCO, the manner in which similar portfolios may be managed, different requirements with

42	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to

ANNUAL REPORT	DECEMBER 31, 2013	43

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively; had been reduced for some Portfolios over time; had been held steady for most Portfolios as assets grew, or declined in the case of some Portfolios; and continued to be competitive compared with peers. The Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. The Trustees noted that the benefits of the unified fee were apparent during the recent financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC supported the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and in return for the fees paid to RALLC by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

44	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT63AR_123113

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2013

PIMCO Short-Term Portfolio

Share Class

■	Institutional

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	34
Glossary	35
Federal Income Tax Information	36
Management of the Trust	37
Privacy Policy	39
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	40

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2013. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

The past twelve months were marked by ongoing periods of heightened bond market volatility brought on by uncertainty around central bank monetary and fiscal policy, geopolitical concerns, and a slower than hoped for rebound in the global economy. Following a particularly bumpy third quarter, however, all financial markets completed the year along a relatively smoother path. Federal Reserve (“Fed”) Chairman Ben Bernanke laid the groundwork in September, when he clarified the Fed’s commitment to maintain its quantitative easing (“QE”) bond purchase program of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero-bound range. The nomination of Janet Yellen to the Chairmanship further helped to reassure investors that the Fed would be committed to the continuation of their accommodative policies.

As investors were made particularly aware, beginning in mid-May conditions in financial markets deteriorated rapidly as markets reacted to signals by the Fed that it might begin to slow the pace of its asset purchases. This shift in tone fueled a broad-based sell-off within fixed income assets throughout the summer, undermining market liquidity and sending yields higher across the risk spectrum.

By mid-September, however, the Fed announced its intent to delay any tapering until more convincing indicators of economic growth become apparent and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore higher) and a rally across most equity markets. The Fed also maintained the Federal Funds Rate within a narrow range of zero to 25 basis points. Into October, investors were once again kept on edge by the uncertain fiscal policy and political landscape—namely the partial shutdown of the U.S. government that began during the first week of October, the ongoing debt ceiling negotiations between the White House and Congress, and confirmation proceedings for the next Fed Chairman. Investors were relieved by the last-minute deal announced on October 17 that reached an agreement to reopen the U.S. government and raise the debt ceiling.

In November, relative calm prevailed across most fixed income markets, and equity markets continued to rally. The European Central Bank (“ECB”) reduced their main policy rate (or the interest rate at which it lends money to banks) by 25 basis points to 0.25%, likely due to their concern over lower than expected inflation and a weak global growth outlook. The Bank of England (“BOE”) unanimously voted to leave its main policy rate unchanged amid a pickup in economic growth and expectations that this would lead to an eventual decline in the U.K. unemployment rate.

Towards the latter part of December, the Fed announced that beginning in January 2014 it intends to gradually exit its bond-buying program, by reducing it from $85 billion to $75 billion spread equally across mortgage and U.S. Treasury purchases. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee (“FOMC”) provided even greater assurances that the policy rate would remain near a zero-bound range until signs of sustainable growth are more broadly evident in the U.S. economy. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

U.S. Treasuries underperformed most other developed sovereign bond markets on a hedged basis as investors reacted to the various Fed announcements regarding the tapering of their QE bond purchase program. In particular, U.S. Treasury yields rose to their highest level in late December as investors reacted to the Fed’s announcement that it would begin the reduction of its asset purchases starting in January 2014. This decision was made on the back of improving economic data, which included a lower unemployment rate, respectable monthly job reports, and improving housing fundamentals. The benchmark ten-year U.S. Treasury note yielded 3.03% at the end of the reporting period, as compared to 1.76% on December 31, 2012. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 2.02% for the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 8.61% over the period, underperforming nominal U.S. Treasuries. U.S. TIPS sold off, particularly during the second quarter of the reporting period, as the market began to price in the inevitable Fed tapering decision, which was officially announced in December. The decision by the Fed to initiate the tapering of asset purchases was validated via stronger jobs and GDP data, with continual weaker inflation data adding further pressure to U.S. TIPS valuations towards the latter part of the period. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 9.52% over the period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries even with the Fed’s announcement that it would begin to reduce its asset purchases in January 2014. The announcement, however, did lead to differentiated performance among coupons, with lower coupons underperforming, as these bonds have been the largest beneficiaries of Fed purchases. Prices for non-Agency mortgages rose on limited outstanding supply, improving risk appetite and ongoing signs of recovery in the housing sector. Commercial MBS also outperformed amid strong investor demand and a continued rebound in property valuations.

■

The U.S. investment grade credit market, as measured by the Barclays U.S. Credit Index, declined 2.01% for the period, but outperformed like-duration U.S. Treasuries as spreads tightened, ending the year at the lowest level since the global financial crisis began. This positive performance was supported by improving global growth fundamentals and continued easy monetary policy. The high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 7.42% for the period. The sector was one of the best-performing fixed income sectors, benefiting from relatively sound fundamentals and investor demand for higher yielding assets with lower interest rate sensitivity.

■

Emerging markets (“EM”) external debt underperformed U.S. Treasuries during the year and was impacted by the second quarter sell-off. Country-specific stories and the risk-on market sentiment following the Fed tapering announcement supported lower spreads in the fourth quarter, particularly in December. EM local assets particularly underperformed U.S. Treasuries during the period, as weaker EM currencies and increases in local yields weighed on overall returns.

■

Developed market equities posted strong performance in 2013, despite a period marked by considerable volatility and uncertainty around central bank policy. U.S. equities, as measured by the S&P 500 Index, returned 32.39%. Global equities, as represented by the MSCI All Country World Index Net USD and MSCI World Index, returned 22.80% and 26.68%, respectively. Emerging market equities (“EM”), as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.60%. EM equities underperformed developed market equities due to declining earnings growth and rising interest rates in the U.S. which placed pressure on local EM currencies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2014

ANNUAL REPORT	DECEMBER 31, 2013	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Short-Term Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, currency risk, leveraging risk, management risk, operational risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

4	PIMCO VARIABLE INSURANCE TRUST

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2013 to December 31, 2013.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2013	5

PIMCO Short-Term Portfolio

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown‡

Corporate Bonds & Notes	51.3%
U.S. Treasury Obligations	16.6%
Short-Term Instruments	10.2%
Sovereign Issues	7.5%
U.S. Government Agencies	5.0%
Other	9.4%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	1 Year	5 Years	10 Years	Class Inception (04/28/2000)
PIMCO Short-Term Portfolio Institutional Class	0.72%	2.87%	2.73%	3.21%
Citigroup 3-Month Treasury Bill Index±	0.05%	0.10%	1.59%	1.96%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 04/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.45% for Institutional Class shares.

± Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/13)	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,007.20	$1,022.89
Expenses Paid During Period†	$2.33	$2.35
Net Annualized Expense Ratio	0.46%	0.46%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Short-Term Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»

An above-benchmark U.S. duration (or sensitivity to changes in market interest rates) from longer maturity securities was positive for performance as the Portfolio was able to benefit from a steeper yield curve and higher reinvestment rates.

»	Exposure to non-Agency mortgages benefited performance as the security selection within the sector provided positive income and total return over the reporting period.

»	Short exposure to the euro detracted from performance as the currency appreciated relative to the U.S. dollar during part of the reporting period when the Portfolio had short exposure on the euro.

»	Exposure to the investment grade corporate bond sector added to returns as it provided positive income over the reporting period.

»	An allocation to select high yield bonds added to performance as the sector rallied over the reporting period.

»	An allocation to short-term Mexican government securities benefited performance as Mexico rates fell over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Short-Term Portfolio

Selected Per Share Data for the Year Ended:	12/31/2013	12/31/2012	12/31/2011	12/31/2010	12/31/2009

Institutional Class
Net asset value beginning of year	$10.29	$10.12	$10.18	$10.07	$9.62
Net investment income (a)	0.10	0.11	0.11	0.11	0.22
Net realized/unrealized gain (loss)	(0.03)	0.19	(0.04)	0.12	0.54
Total income from investment operations	0.07	0.30	0.07	0.23	0.76
Dividends from net investment income	(0.09)	(0.11)	(0.11)	(0.10)	(0.22)
Distributions from net realized capital gains	0.00	(0.02)	(0.02)	(0.02)	(0.09)
Total distributions	(0.09)	(0.13)	(0.13)	(0.12)	(0.31)
Net asset value end of year	$10.27	$10.29	$10.12	$10.18	$10.07
Total return	0.72%	2.93%	0.66%	2.26%	7.96%
Net assets end of year (000s)	$7,865	$9,082	$7,807	$7,098	$6,273
Ratio of expenses to average net assets	0.46%	0.45%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets excluding interest expense	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of net investment income to average net assets	0.96%	1.04%	1.07%	1.03%	2.21%
Portfolio turnover rate	134%*	103%*	225%*	231%*	524%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	7

Statement of Assets and Liabilities PIMCO Short-Term Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2013

Assets:
Investments, at value
Investments in securities*	$202,881
Investments in Affiliates	6,287
Financial Derivative Instruments
Exchange-traded or centrally cleared	5
Over the counter	113
Deposits with counterparty	246
Foreign currency, at value	84
Receivable for investments sold	1
Receivable for Portfolio shares sold	1,764
Interest and dividends receivable	1,066
Dividends receivable from Affiliates	5
Other assets	1
212,453

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$3,012
Payable for sale-buyback transactions	30,050
Financial Derivative Instruments
Over the counter	75
Payable for investments in Affiliates purchased	5
Deposits from counterparty	180
Payable for Portfolio shares redeemed	414
Overdraft due to custodian	2
Accrued investment advisory fees	37
Accrued supervisory and administrative fees	30
Accrued distribution fees	20
Accrued servicing fees	9
Reimbursement to PIMCO	2
Other liabilities	1
33,837

Net Assets	$178,616

Net Assets Consist of:
Paid in capital	$177,877
Undistributed net investment income	199
Accumulated undistributed net realized gain	189
Net unrealized appreciation	351
$178,616

Net Assets:
Institutional Class	$7,865
Administrative Class	72,378
Advisor Class	98,373

Shares Issued and Outstanding:
Institutional Class	766
Administrative Class	7,051
Advisor Class	9,583

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.27
Administrative Class	10.27
Advisor Class	10.27

Cost of Investments in Securities	$202,614
Cost of Investments in Affiliates	$6,291
Cost of Foreign Currency Held	$86
Cost or Premiums of Financial Derivative Instruments, net	$(47)

* Includes repurchase agreements of:	$596

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Short-Term Portfolio

(Amounts in thousands)	Year Ended December 31, 2013

Investment Income:
Interest, net of foreign taxes*	$1,814
Dividends from Investments in Affiliates	33
Total Income	1,847

Expenses:
Investment advisory fees	329
Supervisory and administrative fees	263
Servicing fees - Administrative Class	80
Distribution and/or servicing fees - Advisor Class	175
Trustees’ fees	3
Interest expense	14
Total Expenses	864

Net Investment Income	983

Net Realized (Loss):
Investments in securities	(28)
Exchange-traded or centrally cleared financial derivative instruments	(53)
Over the counter financial derivative instruments	(21)
Foreign currency	(32)
Net Realized (Loss)	(134)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	15
Investments in Affiliates	(3)
Exchange-traded or centrally cleared financial derivative instruments	5
Over the counter financial derivative instruments	(201)
Net Change in Unrealized (Depreciation)	(184)
Net (Loss)	(318)

Net Increase in Net Assets Resulting from Operations	$665

* Foreign tax withholdings	$1

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	9

Statements of Changes in Net Assets PIMCO Short-Term Portfolio

(Amounts in thousands)	Year Ended December 31, 2013	Year Ended December 31, 2012

Increase in Net Assets from:

Operations:
Net investment income	$983	$664
Net realized gain (loss)	(134)	153
Net change in unrealized appreciation (depreciation)	(184)	1,265
Net increase resulting from operations	665	2,082

Distributions to Shareholders:
From net investment income
Institutional Class	(75)	(87)
Administrative Class	(397)	(273)
Advisor Class	(452)	(295)
From net realized capital gains
Institutional Class	0	(17)
Administrative Class	0	(60)
Advisor Class	0	(90)

Total Distributions	(924)	(822)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	76,174	31,799

Total Increase in Net Assets	75,915	33,059

Net Assets:
Beginning of year	102,701	69,642
End of year*	$178,616	$102,701

* Including undistributed net investment income of:	$199	$513

**	See note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Short-Term Portfolio

December 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 113.6%

BANK LOAN OBLIGATIONS 0.3%
Dell, Inc.
3.750% due 10/29/2018	$500	$502

Total Bank Loan Obligations (Cost $497)		502

CORPORATE BONDS & NOTES 60.1%

BANKING & FINANCE 36.6%
Ally Financial, Inc.
2.750% due 01/30/2017	200	201
3.125% due 01/15/2016	200	205
4.500% due 02/11/2014	300	302
4.625% due 06/26/2015	450	469
6.750% due 12/01/2014	500	525
8.300% due 02/12/2015	100	108
American Express Credit Corp.
1.750% due 06/12/2015	1,300	1,321
American Honda Finance Corp.
0.612% due 05/26/2016	500	501
American International Group, Inc.
3.000% due 03/20/2015	400	411
4.250% due 09/15/2014	2,950	3,025
Banco do Brasil S.A.
4.500% due 01/22/2015	200	206
Bank Nederlandse Gemeenten
3.125% due 01/12/2015	1,000	1,028
Bank of America Corp.
4.500% due 04/01/2015	1,200	1,256
7.375% due 05/15/2014	1,400	1,435
Bank of Nova Scotia
1.650% due 10/29/2015	2,500	2,550
Banque PSA Finance S.A.
2.146% due 04/04/2014	350	350
Barclays Bank PLC
4.750% due 02/23/2015	300	305
Caisse Centrale Desjardins
2.550% due 03/24/2016	500	521
Canadian Imperial Bank of Commerce
2.600% due 07/02/2015	600	619
CIT Group, Inc.
4.750% due 02/15/2015	100	104
5.250% due 04/01/2014	1,325	1,342
Citigroup, Inc.
2.250% due 08/07/2015	500	511
5.000% due 09/15/2014	2,000	2,057
5.500% due 10/15/2014	89	92
6.010% due 01/15/2015	1,000	1,053
Dexia Credit Local S.A.
0.539% due 11/13/2015	500	500
1.250% due 10/18/2016	800	801
DNB Boligkreditt A/S
2.100% due 10/14/2016	1,750	1,796
EnCana Holdings Finance Corp.
5.800% due 05/01/2014	600	610
Erste Abwicklungsanstalt
0.537% due 01/29/2016	1,200	1,204
Export-Import Bank of Korea
1.250% due 11/20/2015	500	503
Ford Motor Credit Co. LLC
0.992% due 01/17/2017	600	603
2.500% due 01/15/2016	200	205
3.875% due 01/15/2015	200	206
General Electric Capital Corp.
0.443% due 01/08/2016	2,700	2,688
1.000% due 08/11/2015	500	504

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Goldman Sachs Group, Inc.
0.744% due 01/12/2015		$150	$150
1.239% due 11/21/2014		450	452
3.300% due 05/03/2015		1,900	1,958
5.125% due 01/15/2015		500	522
Hana Bank
1.364% due 11/09/2016		1,450	1,457
4.000% due 11/03/2016		200	213
Harley-Davidson Financial Services, Inc.
1.150% due 09/15/2015		450	452
Hospitality Properties Trust
7.875% due 08/15/2014		400	403
HSBC Bank USA N.A.
4.625% due 04/01/2014		1,000	1,010
HSBC Finance Corp.
0.669% due 06/01/2016		400	400
HSH Nordbank AG
0.389% due 12/31/2015		200	198
ING Bank NV
1.642% due 06/09/2014		200	201
International Lease Finance Corp.
4.875% due 04/01/2015		50	52
8.625% due 09/15/2015		100	111
Intesa Sanpaolo SpA
2.638% due 02/24/2014		350	351
JPMorgan Chase & Co.
0.627% due 10/12/2015	EUR	400	545
0.689% due 04/23/2015		$1,950	1,954
0.904% due 10/15/2015		200	201
0.959% due 03/31/2016		200	199
2.600% due 01/15/2016		700	721
JPMorgan Chase Bank N.A.
0.574% due 06/13/2016		400	398
Kookmin Bank
1.496% due 10/11/2016		1,500	1,510
Korea Development Bank
0.693% due 06/11/2015		1,000	997
8.000% due 01/23/2014		1,500	1,506
LeasePlan Corp. NV
3.000% due 10/23/2017		200	202
Morgan Stanley
1.838% due 01/24/2014		200	200
2.875% due 07/28/2014		1,050	1,064
4.100% due 01/26/2015		250	259
4.200% due 11/20/2014		800	826
6.000% due 05/13/2014		340	347
Muenchener Hypothekenbank eG
1.125% due 07/13/2015		1,200	1,209
Norddeutsche Landesbank Girozentrale
0.875% due 10/16/2015		2,000	2,008
Nordea Bank AB
3.700% due 11/13/2014		300	308
Nordea Eiendomskreditt A/S
2.125% due 09/22/2017		200	206
NRW Bank
0.443% due 07/08/2016		2,000	2,003
0.487% due 01/31/2017		700	702
Piper Jaffray Cos.
4.247% due 05/31/2014		200	200
Prudential Covered Trust
2.997% due 09/30/2015		255	263
RCI Banque S.A.
2.116% due 04/11/2014		300	301
Royal Bank of Scotland Group PLC
2.550% due 09/18/2015		500	512
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
7.125% due 01/14/2014		100	100

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sberbank of Russia Via SB Capital S.A.
5.499% due 07/07/2015		$100	$106
SLM Corp.
0.538% due 01/27/2014		200	200
3.875% due 09/10/2015		100	104
6.250% due 01/25/2016		450	488
Standard Chartered PLC
3.200% due 05/12/2016		1,125	1,176
3.850% due 04/27/2015		300	312
Svensk Exportkredit AB
0.387% due 04/29/2016		500	500
0.614% due 11/09/2017		1,250	1,261
1.125% due 04/05/2018		1,200	1,171
Svenska Handelsbanken AB
0.696% due 03/21/2016		1,000	1,003
Swedbank Hypotek AB
2.950% due 03/28/2016		700	734
Toronto-Dominion Bank
1.500% due 03/13/2017		300	303
Toyota Motor Credit Corp.
0.528% due 05/17/2016		1,100	1,104
Weyerhaeuser Co.
6.950% due 08/01/2017		93	107

			65,357

INDUSTRIALS 18.8%
AbbVie, Inc.
1.200% due 11/06/2015		700	707
Altria Group, Inc.
4.125% due 09/11/2015		250	264
7.750% due 02/06/2014		600	604
America Movil S.A.B. de C.V.
2.375% due 09/08/2016		800	827
5.500% due 03/01/2014		200	202
Amgen, Inc.
1.875% due 11/15/2014		250	253
2.125% due 05/15/2017		250	253
2.300% due 06/15/2016		250	258
Anadarko Petroleum Corp.
5.750% due 06/15/2014		250	255
7.625% due 03/15/2014		400	405
Anglo American Capital PLC
9.375% due 04/08/2014		1,120	1,145
AP Moeller - Maersk A/S
4.875% due 10/30/2014	EUR	100	142
BAT International Finance PLC
2.125% due 06/07/2017		$450	455
Comcast Corp.
5.300% due 01/15/2014		150	150
Covidien International Finance S.A.
1.350% due 05/29/2015		250	252
Crown Castle Towers LLC
3.214% due 08/15/2035		200	204
Daimler Finance North America LLC
1.875% due 09/15/2014		200	202
2.300% due 01/09/2015		180	183
Devon Energy Corp.
0.694% due 12/15/2015		600	601
DISH DBS Corp.
6.625% due 10/01/2014		500	521
7.125% due 02/01/2016		200	222
7.750% due 05/31/2015		100	109
Enterprise Products Operating LLC
5.600% due 10/15/2014		200	208
EOG Resources Canada, Inc.
4.750% due 03/15/2014		180	181

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	11

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ERAC USA Finance LLC
2.250% due 01/10/2014	$1,012	$1,012
General Mills, Inc.
0.537% due 01/29/2016	100	100
Georgia-Pacific LLC
7.700% due 06/15/2015	630	690
Glencore Funding LLC
6.000% due 04/15/2014	580	588
HCA, Inc.
5.750% due 03/15/2014	200	202
7.190% due 11/15/2015	400	438
7.875% due 02/15/2020	700	753
8.500% due 04/15/2019	100	106
Hewlett-Packard Co.
6.125% due 03/01/2014	700	706
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015	1,400	1,485
Linde Finance BV
3.625% due 11/13/2014	900	925
MGM Resorts International
5.875% due 02/27/2014	200	201
6.625% due 07/15/2015	1,000	1,078
6.875% due 04/01/2016	150	166
Mondelez International, Inc.
6.750% due 02/19/2014	200	202
Mylan, Inc.
6.000% due 11/15/2018	200	213
Nissan Motor Acceptance Corp.
0.946% due 09/26/2016	1,200	1,207
1.000% due 03/15/2016	100	100
1.950% due 09/12/2017	100	99
Penske Truck Leasing Co. LP
2.500% due 07/11/2014	200	202
PepsiCo, Inc.
0.447% due 02/26/2016	500	501
Petrobras International Finance Co.
2.875% due 02/06/2015	600	611
Phillips 66
1.950% due 03/05/2015	300	304
Potash Corp. of Saskatchewan, Inc.
5.250% due 05/15/2014	100	102
Rockies Express Pipeline LLC
3.900% due 04/15/2015	250	251
Rogers Communications, Inc.
5.500% due 03/15/2014	458	463
SABMiller Holdings, Inc.
1.850% due 01/15/2015	1,500	1,518
Sanofi
2.625% due 03/29/2016	400	416
Sutter Health
1.090% due 08/15/2053	1,000	989
Takeda Pharmaceutical Co. Ltd.
1.625% due 03/17/2017	250	250
TCI Communications, Inc.
8.750% due 08/01/2015	800	900
Teva Pharmaceutical Finance BV
0.746% due 03/21/2014	225	225
Teva Pharmaceutical Finance Co. BV
2.400% due 11/10/2016	500	515
Thermo Fisher Scientific, Inc.
2.050% due 02/21/2014	1,200	1,202
2.250% due 08/15/2016	100	102
3.250% due 11/20/2014	300	306
USG Corp.
6.300% due 11/15/2016	100	108
8.375% due 10/15/2018	200	219

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Volkswagen International Finance NV
0.675% due 11/18/2016		$1,400	$1,404
Walgreen Co.
0.744% due 03/13/2014		1,550	1,552
Wesfarmers Ltd.
2.983% due 05/18/2016		250	260
Woodside Finance Ltd.
4.500% due 11/10/2014		267	275
WPP Finance UK
5.875% due 06/15/2014		1,205	1,234
8.000% due 09/15/2014		300	315
Xstrata Finance Canada Ltd.
2.850% due 11/10/2014		450	456

			33,554

UTILITIES 4.7%
BP Capital Markets PLC
0.658% due 11/07/2016		1,300	1,306
0.700% due 11/06/2015		500	501
Duke Energy Corp.
3.950% due 09/15/2014		300	307
Enel Finance International NV
3.875% due 10/07/2014		1,000	1,022
Gazprom OAO Via Gaz Capital S.A.
8.125% due 07/31/2014		1,000	1,043
Korea Hydro & Nuclear Power Co. Ltd.
3.125% due 09/16/2015		100	103
6.250% due 06/17/2014		200	205
NextEra Energy Capital Holdings, Inc.
1.339% due 09/01/2015		300	302
Plains All American Pipeline LP
3.950% due 09/15/2015		440	463
Telefonos de Mexico S.A.B. de C.V.
5.500% due 01/27/2015		600	626
Tokyo Electric Power Co., Inc.
4.500% due 03/24/2014	EUR	200	277
Verizon Communications, Inc.
0.857% due 03/28/2014		$1,500	1,502
1.773% due 09/15/2016		400	412
Vodafone Group PLC
5.375% due 01/30/2015		300	315

			8,384

Total Corporate Bonds & Notes (Cost $106,951)			107,295

MUNICIPAL BONDS & NOTES 1.3%

ARKANSAS 0.1%
Arkansas Student Loan Authority Revenue Bonds, Series 2010
1.138% due 11/25/2043		159	159

CALIFORNIA 0.3%
California State General Obligation Bonds, Series 2005
5.000% due 05/01/2016		300	319
Irvine Ranch Water District Joint Powers Agency, California Revenue Notes, Series 2012
2.388% due 03/15/2014		100	100
University of California Revenue Bonds, Series 2011
0.749% due 07/01/2041		250	250

			669

FLORIDA 0.2%
Orlando-Orange County, Florida Expressway Authority Revenue Notes, Series 2013
3.000% due 07/01/2015		200	207

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 07/01/2016	$165	$178

		385

NEW JERSEY 0.1%
New Jersey Economic Development Authority Revenue Notes, Series 2012
0.640% due 02/01/2015	100	100

NEW YORK 0.2%
New York City, New York General Obligation Notes, Series 2007
5.125% due 10/01/2015	300	323

NORTH CAROLINA 0.1%
North Carolina Medical Care Commission Revenue Bonds, Series 2012
0.800% due 12/01/2033	240	238

TEXAS 0.3%
Permanent University Fund, Texas Revenue Notes, Series 2012
0.579% due 07/01/2014	500	500

Total Municipal Bonds & Notes (Cost $2,370)		2,374

U.S. GOVERNMENT AGENCIES 5.8%
Fannie Mae
0.226% due 12/25/2036	16	15
0.285% due 03/25/2034	14	14
0.315% due 08/25/2034	4	4
0.365% due 02/25/2037 - 10/27/2037	248	246
0.515% due 05/25/2042	8	8
0.565% due 12/25/2043	2,916	2,918
0.715% due 09/25/2041	305	306
0.745% due 06/25/2041	200	201
0.750% due 01/30/2015 (c)	3,000	3,001
0.845% due 12/25/2037	98	98
0.868% due 01/01/2021	190	191
1.344% due 03/01/2044 - 07/01/2044	36	38
2.380% due 10/01/2031	2	2
4.340% due 02/01/2017	954	989
Freddie Mac
0.205% due 12/25/2036	39	39
0.617% due 09/15/2041	164	165
0.850% due 02/24/2016	250	250
0.867% due 02/15/2038	149	150
1.342% due 02/25/2045	128	130
1.344% due 10/25/2044	119	121
1.544% due 07/25/2044	46	47
Ginnie Mae
0.719% due 04/20/2062	365	366
0.869% due 02/20/2062	281	286
1.219% due 02/20/2062	181	183
1.625% due 02/20/2032	9	9
NCUA Guaranteed Notes
0.521% due 12/07/2020	150	151
0.539% due 11/06/2017	188	188
0.729% due 12/08/2020	189	191
1.600% due 10/29/2020	119	120

Total U.S. Government Agencies (Cost $10,417)		10,427

U.S. TREASURY OBLIGATIONS 19.4%
U.S. Treasury Notes
0.250% due 10/31/2015 (c)	20,200	20,173

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.250% due 12/31/2015 (c)	$10,000	$9,974
0.375% due 06/30/2015	4,500	4,509

Total U.S. Treasury Obligations (Cost $34,656)		34,656

MORTGAGE-BACKED SECURITIES 4.6%
Banc of America Commercial Mortgage Trust
5.734% due 05/10/2045	100	109
Banc of America Mortgage Trust
3.439% due 07/20/2032	1	1
BCAP LLC Trust
2.434% due 11/26/2035	66	65
Bear Stearns Adjustable Rate Mortgage Trust
2.786% due 01/25/2034	6	6
Bear Stearns Alt-A Trust
2.708% due 09/25/2035	31	27
Bear Stearns Commercial Mortgage Securities Trust
5.468% due 06/11/2041	524	527
Citigroup Mortgage Loan Trust, Inc.
2.200% due 09/25/2035	14	14
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.205% due 12/11/2049	3	3
5.218% due 07/15/2044	195	197
5.289% due 12/11/2049	815	879
Commercial Mortgage Trust
0.297% due 12/15/2020	57	56
0.347% due 06/15/2022	90	89
2.365% due 02/10/2029	700	717
Countrywide Home Loan Mortgage Pass-Through Trust
0.505% due 06/25/2035	19	17
Credit Suisse Commercial Mortgage Trust
5.467% due 09/15/2039	468	510
5.669% due 03/15/2039	71	77
Credit Suisse First Boston Mortgage Securities Corp.
0.804% due 03/25/2032	4	4
2.291% due 06/25/2033	22	22
Credit Suisse Mortgage Capital Certificates
0.347% due 04/15/2022	256	255
DBRR Trust
0.853% due 02/25/2045	986	982
0.946% due 09/25/2045	229	229
First Republic Mortgage Loan Trust
0.467% due 08/15/2032	16	15
Fosse Master Issuer PLC
1.646% due 10/18/2054	143	144
Greenpoint Mortgage Funding Trust
0.385% due 06/25/2045	36	32
GS Mortgage Securities Trust
4.761% due 07/10/2039	791	820
GSR Mortgage Loan Trust
2.648% due 09/25/2035	26	26
HarborView Mortgage Loan Trust
0.386% due 05/19/2035	46	41
JPMorgan Chase Commercial Mortgage Securities Trust
5.440% due 06/12/2047	500	550
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.607% due 12/15/2030	6	6
Merrill Lynch Floating Trust
0.706% due 07/09/2021	512	510
Merrill Lynch Mortgage Investors Trust
1.165% due 10/25/2035	18	18
Morgan Stanley Capital Trust
1.085% due 03/15/2045	66	66
RBSSP Resecuritization Trust
0.665% due 10/26/2036	184	174

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.374% due 12/26/2036		$264	$266
Silenus European Loan Conduit Ltd.
0.368% due 05/15/2019	EUR	16	22
Structured Asset Mortgage Investments Trust
0.395% due 05/25/2045		$55	47
0.416% due 07/19/2035		9	8
0.826% due 09/19/2032		4	4
VFC LLC
3.130% due 03/20/2026		157	158
Wachovia Bank Commercial Mortgage Trust
0.247% due 06/15/2020		36	36
WaMu Commercial Mortgage Securities Trust
5.787% due 03/23/2045		463	475
WaMu Mortgage Pass-Through Certificates
1.139% due 08/25/2046		37	32
1.143% due 02/25/2046		26	24
1.343% due 11/25/2042		14	14
1.543% due 06/25/2042		3	3

Total Mortgage-Backed Securities (Cost $8,372)			8,277

ASSET-BACKED SECURITIES 4.8%
Apidos CDO Ltd.
0.502% due 06/12/2020		586	583
Ares CLO Ltd.
0.868% due 11/25/2020		400	395
Bear Stearns Asset-Backed Securities Trust
0.825% due 10/25/2032		1	1
BlueMountain CLO Ltd.
0.478% due 11/15/2017		196	196
Callidus Debt Partners CLO Fund Ltd.
0.504% due 04/17/2020		131	131
Carrington Mortgage Loan Trust
0.265% due 06/25/2037		13	12
Celf Loan Partners Ltd.
1.487% due 07/25/2019	GBP	106	175
Centurion CDO Ltd.
0.562% due 03/08/2017		$240	240
Citibank Omni Master Trust
2.917% due 08/15/2018		1,700	1,726
4.900% due 11/15/2018		300	311
Cornerstone CLO Ltd.
0.464% due 07/15/2021		1,000	978
Countrywide Asset-Backed Certificates
0.645% due 12/25/2031		2	1
0.905% due 05/25/2032		1	1
Credit Suisse First Boston Mortgage Securities Corp.
0.905% due 08/25/2032		3	2
Denali Capital CLO Ltd.
0.502% due 04/21/2020		128	128
Dryden Leveraged Loan CDO
0.482% due 10/20/2020		307	305
Duane Street CLO Ltd.
0.496% due 01/11/2021		121	120
Educational Services of America, Inc.
0.895% due 04/25/2039		251	252
Fore CLO Ltd.
0.487% due 07/20/2019		123	122
Franklin CLO Ltd.
0.503% due 06/15/2018		44	43
Gracechurch Card Funding PLC
0.867% due 02/15/2017		500	503
Harbourmaster CLO BV
0.568% due 10/11/2019	EUR	138	190
Irwin Whole Loan Home Equity Trust
0.705% due 07/25/2032		$1	1

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Lafayette CLO Ltd.
1.642% due 09/06/2022	$57	$57
MASTR Asset-Backed Securities Trust
0.215% due 11/25/2036	3	1
Morgan Stanley Investment Management Croton Ltd.
0.504% due 01/15/2018	359	357
Mountain Capital CLO Ltd.
0.483% due 09/15/2018	138	138
Nelnet Student Loan Trust
0.938% due 07/25/2018	44	44
New Century Home Equity Loan Trust
0.425% due 06/25/2035	18	18
Northstar Education Finance, Inc.
0.865% due 12/26/2031	172	172
Panhandle-Plains Higher Education Authority, Inc.
0.747% due 10/01/2018	42	42
Renaissance Home Equity Loan Trust
0.525% due 11/25/2034	6	5
0.665% due 12/25/2033	29	29
1.045% due 08/25/2033	8	7
SLC Student Loan Trust
4.750% due 06/15/2033	412	374
SLM Student Loan Trust
0.443% due 12/17/2018	110	109
0.738% due 10/25/2017	183	184
1.738% due 04/25/2023	57	59
Stanfield Bristol CLO Ltd.
0.501% due 10/15/2019	113	112
Stone Tower CLO Ltd.
0.516% due 03/16/2018	197	196
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
0.745% due 01/25/2033	2	2
Trimaran CLO Ltd.
0.492% due 11/01/2018	182	180
WhiteHorse Ltd.
0.512% due 05/01/2018	80	79

Total Asset-Backed Securities (Cost $8,600)		8,581

SOVEREIGN ISSUES 8.8%
Bank of England Euro Note
1.375% due 03/07/2014	400	401
Development Bank of Japan, Inc.
0.444% due 04/17/2015	3,000	3,000
Emirate of Abu Dhabi Government International Bond
5.500% due 04/08/2014	300	304
Japan Bank for International Cooperation
1.875% due 09/24/2015	1,000	1,023
Japan Finance Organization for Municipalities
0.408% due 11/28/2014	1,000	1,000
Kommunalbanken A/S
0.626% due 03/27/2017	2,100	2,118
2.750% due 05/05/2015	300	309
Province of Ontario
4.500% due 02/03/2015	2,500	2,613
Qatar Government International Bond
5.150% due 04/09/2014	250	253
Republic of Korea
4.875% due 09/22/2014	3,500	3,610
State of North Rhine-Westphalia
0.538% due 04/28/2017	700	703
0.946% due 07/11/2017	300	306

Total Sovereign Issues (Cost $15,620)		15,640

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	13

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 8.5%

CERTIFICATES OF DEPOSIT 0.3%
Banco do Brasil S.A.
0.000% due 01/24/2014	$500	$500

COMMERCIAL PAPER 3.8%
British Telecommunications PLC
0.800% due 03/07/2014	400	400
Daimler Finance North America LLC
0.700% due 03/13/2014	1,000	999
DCP Midstream LLC
1.050% due 01/07/2014	250	250
1.050% due 01/13/2014	600	600
1.050% due 01/27/2014	500	500
1.100% due 01/14/2014	1,000	1,000
Entergy Corp.
0.960% due 04/07/2014	700	699
0.986% due 03/17/2014	1,000	999
Ford Motor Credit Co.
1.021% due 01/06/2014	100	100
1.021% due 04/28/2014	300	299

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Vodafone Group PLC
0.690% due 02/10/2014		$100	$100
0.720% due 01/28/2014		900	899

			6,845

REPURCHASE AGREEMENTS (b) 0.3%
			596

SHORT-TERM NOTES 0.2%
Korea Development Bank
0.687% due 08/20/2014		300	300

MEXICO TREASURY BILLS 3.9%
3.598% due 01/09/2014 - 04/30/2014 (a)	MXN	90,300	6,888

Total Short-Term Instruments (Cost $15,131)			15,129

Total Investments in Securities (Cost $202,614)			202,881

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 3.5%

SHORT-TERM INSTRUMENTS 3.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.5%
PIMCO Short-Term Floating NAV Portfolio	10,441	$104
PIMCO Short-Term Floating NAV Portfolio III	618,953	6,183

Total Short-Term Instruments (Cost $6,291)		6,287

Total Investments in Affiliates (Cost $6,291)		6,287

Total Investments 117.1% (Cost $208,905)		$209,168

Financial Derivative Instruments (d)(e) 0.0% (Cost or Premiums, net $(47))		43

Other Assets and Liabilities, net (17.1%)		(30,595)

Net Assets 100.0%		$178,616

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2013	01/02/2014	$596	Freddie Mac 2.080% due 10/17/2022	$(611)	$596	$596

Total Repurchase Agreements						$(611)	$596	$596

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BSN	0.140%	11/21/2013	01/21/2014	$(3,011)	$(3,012)

Total Reverse Repurchase Agreements					$(3,012)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.010%	12/31/2013	01/02/2014	$(9,872)	$(9,872)
	0.050%	12/31/2013	01/07/2014	(20,177)	(20,178)

Total Sale-Buyback Transactions					$(30,050)

(2)	The average amount of borrowings outstanding during the period ended December 31, 2013 was $12,756 at a weighted average interest rate of 0.091%.
(3)	Payable for sale-buyback transactions includes $1 of deferred price drop on sale-buyback transactions.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2013:

(c)	Securities with an aggregate market value of $33,048 have been pledged as collateral under the terms of the following master agreements as of December 31, 2013.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BSN	$0	$(3,012)	$0	$0	$(3,012)	$3,001	$(11)
SSB	596	0	0	0	596	(611)	(15)

Master Securities Forward Transaction Agreement
BCY	0	0	(30,050)	0	(30,050)	30,047	(3)

Total Borrowings and Other Financing Transactions	$596	$(3,012)	$(30,050)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	0.276%	06/18/2014	$364,000	$5	$5	$5	$0

Total Swap Agreements					$5	$5	$5	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2013:

Cash of $246 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2013. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$5	$5	$0	$0	$0	$ 0

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BRC	01/2014		EUR	900	$		1,201	$0	$(37)
	01/2014	$		1,175		EUR	900	63	0
	03/2014		GBP	107	$		175	0	(2)

CBK	01/2014		MXN	5,943			449	0	(6)
	03/2014		EUR	2,001			2,758	6	0

HUS	01/2014			500			669	0	(19)
	01/2014	$		653		EUR	500	35	0
	04/2014		MXN	22,500	$		1,704	0	(3)

MSC	01/2014			49,507			3,792	2	0
	03/2014			11,697			886	0	(6)
	03/2014			$173		MXN	2,290	1	0

Total Forward Foreign Currency Contracts								$107	$(73)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	15

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

AS OF DECEMBER 31, 2013, THERE WERE NO OPEN WRITTEN OPTIONS. TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2013

	Notional Amount	Premiums
Balance at 12/31/2012	$600	$(1)
Sales	48,000	(58)
Closing Buys	(48,000)	58
Expirations	(600)	1
Exercised	0	0

Balance at 12/31/2013	$0	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2013 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Standard Chartered Bank	1.000%	12/20/2018	1.012%	EUR	200	$(1)	$1	$0	$(0)
	Teck Resources Ltd.	1.000%	12/20/2015	0.333%	$	300	0	4	4	0

BPS	Holcim Finance S.A.	1.000%	12/20/2018	0.959%	EUR	700	(11)	13	2	0

CBK	Volvo Treasury AB	1.000%	12/20/2018	1.007%		1,000	(24)	24	0	0

JPM	Freeport-McMoRan Copper & Gold, Inc.	1.000%	12/20/2018	1.167%	$	300	(11)	9	0	(2)

							$(47)	$51	$6	$(2)

Total Swap Agreements							$(47)	$51	$6	$(2)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of December 31, 2013:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure (4)
BOA	$0	$0	$4	$4	$0	$0	$0	$0	$4	$0	$4
BPS	0	0	2	2	0	0	0	0	2	0	2
BRC	63	0	0	63	(39)	0	0	(39)	24	0	24
CBK	6	0	0	6	(6)	0	0	(6)	0	0	0
HUS	35	0	0	35	(22)	0	0	(22)	13	0	13
JPM	0	0	0	0	0	0	(2)	(2)	(2)	0	(2)
MSC	3	0	0	3	(6)	0	0	(6)	(3)	(180)	(183)

Total Over the Counter	$107	$0	$6	$113	$(73)	$0	$(2)	$(75)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$5	$5

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$107	$0	$107
Swap Agreements	0	6	0	0	0	6

	$0	$6	$0	$107	$0	$113

	$0	$6	$0	$107	$5	$118

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$73	$0	$73
Swap Agreements	0	2	0	0	0	2

	$0	$2	$0	$73	$0	$75

	$0	$2	$0	$73	$0	$75

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(53)	$(53)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(93)	$0	$(93)
Purchased Options	0	0	0	0	(56)	(56)
Written Options	0	0	0	0	57	57
Swap Agreements	0	30	0	0	41	71

	$0	$30	$0	$(93)	$42	$(21)

	$0	$30	$0	$(93)	$(11)	$(74)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$5	$5

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(208)	$0	$(208)
Swap Agreements	0	41	0	0	(34)	7

	$0	$41	$0	$(208)	$(34)	$(201)

	$0	$41	$0	$(208)	$(29)	$(196)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	17

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

December 31, 2013

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Bank Loan Obligations	$0	$502	$0	$502
Corporate Bonds & Notes
Banking & Finance	0	64,360	997	65,357
Industrials	0	33,554	0	33,554
Utilities	0	8,384	0	8,384
Municipal Bonds & Notes
Arkansas	0	159	0	159
California	0	669	0	669
Florida	0	385	0	385
New Jersey	0	100	0	100
New York	0	323	0	323
North Carolina	0	238	0	238
Texas	0	500	0	500
U.S. Government Agencies	0	9,897	530	10,427
U.S. Treasury Obligations	0	34,656	0	34,656
Mortgage-Backed Securities	0	8,048	229	8,277
Asset-Backed Securities	0	8,581	0	8,581
Sovereign Issues	0	15,640	0	15,640
Short-Term Instruments
Certificates of Deposit	0	500	0	500
Commercial Paper	0	6,845	0	6,845
Repurchase Agreements	0	596	0	596

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Short-Term Notes	$0	$300	$0	$300
Mexico Treasury Bills	0	6,888	0	6,888
	$0	$201,125	$1,756	$202,881

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$6,287	$0	$0	$6,287

Total Investments	$6,287	$201,125	$1,756	$209,168

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	5	0	5
Over the counter	0	113	0	113
	$0	$118	$0	$118

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(75)	$0	$(75)

Totals	$6,287	$201,168	$1,756	$209,211

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2013:

Category and Subcategory	Beginning Balance at 12/31/2012	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2013 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$200	$998	$0	$0	$0	$(1)	$0	$(200)	$997	$(1)
U.S. Government Agencies	644	0	(113)	0	0	(1)	0	0	530	1
Mortgage-Backed Securities	0	424	(195)	0	0	0	0	0	229	0
Asset-Backed Securities	636	0	(574)	0	(14)	9	0	(57)	0	0
Short-Term Instruments
Certificates of Deposit	590	0	(599)	6	2	1	0	0	0	0

Totals	$2,070	$1,422	$(1,481)	$6	$(12)	$8	$0	$(257)	$1,756	$0

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$997	Benchmark Pricing	Base Price	99.80
U.S. Government Agencies	530	Third Party Vendor	Broker Quote	100.11-101.04
Mortgage-Backed Securities	229	Third Party Vendor	Broker Quote	100.00

Total	$1,756

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2013

1. ORGANIZATION

The PIMCO Short-Term Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the

Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid and are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period and are included in net change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

ANNUAL REPORT	DECEMBER 31, 2013	19

Notes to Financial Statements (Cont.)

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statement of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments.

Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal

ANNUAL REPORT	DECEMBER 31, 2013	21

Notes to Financial Statements (Cont.)

pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding.

Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2013, the Portfolio had no unfunded loan commitments.

Mortgage-Related and Other Asset-Backed Securities The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property

ANNUAL REPORT	DECEMBER 31, 2013	23

Notes to Financial Statements (Cont.)

to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2013 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
$4	$1,100	$(1,000)	$0	$0	$104	$0	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
$11,003	$34,083	$(38,900)	$0	$(3)	$6,183	$33	$0

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates.

ANNUAL REPORT	DECEMBER 31, 2013	25

Notes to Financial Statements (Cont.)

Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(c) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap

ANNUAL REPORT	DECEMBER 31, 2013	27

Notes to Financial Statements (Cont.)

agreement outstanding as of December 31, 2013 for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements. As mentioned earlier in this report, the U.S. is currently experiencing historically low interest rates. This combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, the fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair the performance of the Portfolio.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things,

ANNUAL REPORT	DECEMBER 31, 2013	29

Notes to Financial Statements (Cont.)

initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.20%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2013, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$19,892	$46,235

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2013, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$109,299	$84,295	$133,024	$65,305

ANNUAL REPORT	DECEMBER 31, 2013	31

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2013		Year Ended 12/31/2012
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	490	$5,025	430	$4,402
Administrative Class	6,566	67,424	2,607	26,751
Advisor Class	6,244	64,106	3,546	36,342
Issued as reinvestment of distributions
Institutional Class	7	75	10	104
Administrative Class	39	397	32	333
Advisor Class	44	452	37	384
Cost of shares redeemed
Institutional Class	(613)	(6,305)	(330)	(3,371)
Administrative Class	(3,753)	(38,551)	(1,770)	(18,097)
Advisor Class	(1,602)	(16,449)	(1,469)	(15,049)
Net increase resulting from Portfolio share transactions	7,422	$76,174	3,093	$31,799

As of December 31, 2013, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 57% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2013, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2010-2012, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2013, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$388	$151	$285	$(83)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts and sale/buyback transactions.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through December 31, 2013 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2013 through December 31, 2013, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

As of December 31, 2013, the Portfolio had no accumulated capital losses.

As of December 31, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$208,937	$538	$(307)	$231

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and sale/buyback transactions.

For the fiscal years ended December 31, 2013 and December 31, 2012, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2013	$924	$—	$—
12/31/2012	$797	$25	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2013	33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO Short-Term Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO Short-Term Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2014

34	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	BSN	Bank of Nova Scotia	JPM	JPMorgan Chase Bank N.A.
BOA	Bank of America N.A.	CBK	Citibank N.A.	MSC	Morgan Stanley & Co., Inc.
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.
BRC	Barclays Bank PLC

Currency Abbreviations:
EUR	Euro	MXN	Mexican Peso	USD (or $)	United States Dollar
GBP	British Pound

Other Abbreviations:
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration
CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate

ANNUAL REPORT	DECEMBER 31, 2013	35

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

36	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	172	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2013	37

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian* (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Vice President	11/2013 to Present Treasurer 08/1997 to 11/2013	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

* Effective February 3, 2014, Dr. El-Erian no longer serves as a Senior Vice President of the Trust.

38	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2013	39

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 12-13, 2013, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2014. The Board also considered and approved for an additional one-year term through August 31, 2014, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2014.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreement are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust and the independent Trustees.

The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 12-13, 2013 meeting. The independent Trustees also met with counsel to the Trust and the independent Trustees on August 2, 2013 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2012, including, but not limited to, undertaking significant technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2013. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2013 and other performance data, as available, for the periods ended June 30, 2013 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2013 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 12-13, 2013 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2013.

ANNUAL REPORT	DECEMBER 31, 2013	41

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Board noted that, for periods ending May 31, 2013, the Administrative Class of 71%, 92% and 100% of the Portfolios outperformed their Lipper category median in the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 86% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2013 (based on the performance of the Administrative Class). The Board also noted that ten of 13 Portfolios, representing 93% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2013, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $23 billion as of May 31, 2013.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expense ratios in their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the size of the assets under management with PIMCO, the manner in which similar portfolios may be managed, different requirements with

42	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to

ANNUAL REPORT	DECEMBER 31, 2013	43

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively; had been reduced for some Portfolios over time; had been held steady for most Portfolios as assets grew, or declined in the case of some Portfolios; and continued to be competitive compared with peers. The Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. The Trustees noted that the benefits of the unified fee were apparent during the recent financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC supported the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and in return for the fees paid to RALLC by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

44	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT67AR_123113

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2013

PIMCO Short-Term Portfolio

Share Class

■	Advisor

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	34
Glossary	35
Federal Income Tax Information	36
Management of the Trust	37
Privacy Policy	39
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	40

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2013. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

The past twelve months were marked by ongoing periods of heightened bond market volatility brought on by uncertainty around central bank monetary and fiscal policy, geopolitical concerns, and a slower than hoped for rebound in the global economy. Following a particularly bumpy third quarter, however, all financial markets completed the year along a relatively smoother path. Federal Reserve (“Fed”) Chairman Ben Bernanke laid the groundwork in September, when he clarified the Fed’s commitment to maintain its quantitative easing (“QE”) bond purchase program of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero-bound range. The nomination of Janet Yellen to the Chairmanship further helped to reassure investors that the Fed would be committed to the continuation of their accommodative policies.

As investors were made particularly aware, beginning in mid-May conditions in financial markets deteriorated rapidly as markets reacted to signals by the Fed that it might begin to slow the pace of its asset purchases. This shift in tone fueled a broad-based sell-off within fixed income assets throughout the summer, undermining market liquidity and sending yields higher across the risk spectrum.

By mid-September, however, the Fed announced its intent to delay any tapering until more convincing indicators of economic growth become apparent and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore higher) and a rally across most equity markets. The Fed also maintained the Federal Funds Rate within a narrow range of zero to 25 basis points. Into October, investors were once again kept on edge by the uncertain fiscal policy and political landscape—namely the partial shutdown of the U.S. government that began during the first week of October, the ongoing debt ceiling negotiations between the White House and Congress, and confirmation proceedings for the next Fed Chairman. Investors were relieved by the last-minute deal announced on October 17 that reached an agreement to reopen the U.S. government and raise the debt ceiling.

In November, relative calm prevailed across most fixed income markets, and equity markets continued to rally. The European Central Bank (“ECB”) reduced their main policy rate (or the interest rate at which it lends money to banks) by 25 basis points to 0.25%, likely due to their concern over lower than expected inflation and a weak global growth outlook. The Bank of England (“BOE”) unanimously voted to leave its main policy rate unchanged amid a pickup in economic growth and expectations that this would lead to an eventual decline in the U.K. unemployment rate.

Towards the latter part of December, the Fed announced that beginning in January 2014 it intends to gradually exit its bond-buying program, by reducing it from $85 billion to $75 billion spread equally across mortgage and U.S. Treasury purchases. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee (“FOMC”) provided even greater assurances that the policy rate would remain near a zero-bound range until signs of sustainable growth are more broadly evident in the U.S. economy. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

U.S. Treasuries underperformed most other developed sovereign bond markets on a hedged basis as investors reacted to the various Fed announcements regarding the tapering of their QE bond purchase program. In particular, U.S. Treasury yields rose to their highest level in late December as investors reacted to the Fed’s announcement that it would begin the reduction of its asset purchases starting in January 2014. This decision was made on the back of improving economic data, which included a lower unemployment rate, respectable monthly job reports, and improving housing fundamentals. The benchmark ten-year U.S. Treasury note yielded 3.03% at the end of the reporting period, as compared to 1.76% on December 31, 2012. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 2.02% for the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 8.61% over the period, underperforming nominal U.S. Treasuries. U.S. TIPS sold off, particularly during the second quarter of the reporting period, as the market began to price in the inevitable Fed tapering decision, which was officially announced in December. The decision by the Fed to initiate the tapering of asset purchases was validated via stronger jobs and GDP data, with continual weaker inflation data adding further pressure to U.S. TIPS valuations towards the latter part of the period. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 9.52% over the period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries even with the Fed’s announcement that it would begin to reduce its asset purchases in January 2014. The announcement, however, did lead to differentiated performance among coupons, with lower coupons underperforming, as these bonds have been the largest beneficiaries of Fed purchases. Prices for non-Agency mortgages rose on limited outstanding supply, improving risk appetite and ongoing signs of recovery in the housing sector. Commercial MBS also outperformed amid strong investor demand and a continued rebound in property valuations.

■

The U.S. investment grade credit market, as measured by the Barclays U.S. Credit Index, declined 2.01% for the period, but outperformed like-duration U.S. Treasuries as spreads tightened, ending the year at the lowest level since the global financial crisis began. This positive performance was supported by improving global growth fundamentals and continued easy monetary policy. The high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 7.42% for the period. The sector was one of the best-performing fixed income sectors, benefiting from relatively sound fundamentals and investor demand for higher yielding assets with lower interest rate sensitivity.

■

Emerging markets (“EM”) external debt underperformed U.S. Treasuries during the year and was impacted by the second quarter sell-off. Country-specific stories and the risk-on market sentiment following the Fed tapering announcement supported lower spreads in the fourth quarter, particularly in December. EM local assets particularly underperformed U.S. Treasuries during the period, as weaker EM currencies and increases in local yields weighed on overall returns.

■

Developed market equities posted strong performance in 2013, despite a period marked by considerable volatility and uncertainty around central bank policy. U.S. equities, as measured by the S&P 500 Index, returned 32.39%. Global equities, as represented by the MSCI All Country World Index Net USD and MSCI World Index, returned 22.80% and 26.68%, respectively. Emerging market equities (“EM”), as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.60%. EM equities underperformed developed market equities due to declining earnings growth and rising interest rates in the U.S. which placed pressure on local EM currencies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2014

ANNUAL REPORT	DECEMBER 31, 2013	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Short-Term Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, currency risk, leveraging risk, management risk, operational risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

4	PIMCO VARIABLE INSURANCE TRUST

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2013 to December 31, 2013.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2013	5

PIMCO Short-Term Portfolio

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown‡

Corporate Bonds & Notes	51.3%
U.S. Treasury Obligations	16.6%
Short-Term Instruments	10.2%
Sovereign Issues	7.5%
U.S. Government Agencies	5.0%
Other	9.4%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	1 Year	Class Inception (09/30/2009)
PIMCO Short-Term Portfolio Advisor Class	0.47%	1.43%
Citigroup 3-Month Treasury Bill Index±	0.05%	0.08%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.70% for Advisor Class shares.

± Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/13)	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,005.90	$1,021.63
Expenses Paid During Period†	$3.59	$3.62
Net Annualized Expense Ratio	0.71%	0.71%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Short-Term Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»

An above-benchmark U.S. duration (or sensitivity to changes in market interest rates) from longer maturity securities was positive for performance as the Portfolio was able to benefit from a steeper yield curve and higher reinvestment rates.

»	Exposure to non-Agency mortgages benefited performance as the security selection within the sector provided positive income and total return over the reporting period.

»	Short exposure to the euro detracted from performance as the currency appreciated relative to the U.S. dollar during part of the reporting period when the Portfolio had short exposure on the euro.

»	Exposure to the investment grade corporate bond sector added to returns as it provided positive income over the reporting period.

»	An allocation to select high yield bonds added to performance as the sector rallied over the reporting period.

»	An allocation to short-term Mexican government securities benefited performance as Mexico rates fell over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Short-Term Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2013	12/31/2012	12/31/2011	12/31/2010	09/30/2009 - 12/31/2009

Advisor Class
Net asset value beginning of year or period	$10.29	$10.12	$10.18	$10.07	$10.14
Net investment income (a)	0.07	0.08	0.08	0.09	0.03
Net realized/unrealized gain (loss)	(0.02)	0.19	(0.03)	0.12	0.02
Total income from investment operations	0.05	0.27	0.05	0.21	0.05
Dividends from net investment income	(0.07)	(0.08)	(0.09)	(0.08)	(0.03)
Distributions from net realized capital gains	0.00	(0.02)	(0.02)	(0.02)	(0.09)
Total distributions	(0.07)	(0.10)	(0.11)	(0.10)	(0.12)
Net asset value end of year or period	$10.27	$10.29	$10.12	$10.18	$10.07
Total return	0.47%	2.67%	0.41%	2.01%	0.53%
Net assets end of year or period (000s)	$98,373	$50,402	$28,147	$14,083	$371
Ratio of expenses to average net assets	0.71%	0.70%	0.70%	0.70%	0.70%*
Ratio of expenses to average net assets excluding interest expense	0.70%	0.70%	0.70%	0.70%	0.70%*
Ratio of net investment income to average net assets	0.69%	0.79%	0.82%	0.84%	1.19%*
Portfolio turnover rate	134%**	103%**	225%**	231%**	524%

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	7

Statement of Assets and Liabilities PIMCO Short-Term Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2013

Assets:
Investments, at value
Investments in securities*	$202,881
Investments in Affiliates	6,287
Financial Derivative Instruments
Exchange-traded or centrally cleared	5
Over the counter	113
Deposits with counterparty	246
Foreign currency, at value	84
Receivable for investments sold	1
Receivable for Portfolio shares sold	1,764
Interest and dividends receivable	1,066
Dividends receivable from Affiliates	5
Other assets	1
212,453

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$3,012
Payable for sale-buyback transactions	30,050
Financial Derivative Instruments
Over the counter	75
Payable for investments in Affiliates purchased	5
Deposits from counterparty	180
Payable for Portfolio shares redeemed	414
Overdraft due to custodian	2
Accrued investment advisory fees	37
Accrued supervisory and administrative fees	30
Accrued distribution fees	20
Accrued servicing fees	9
Reimbursement to PIMCO	2
Other liabilities	1
33,837

Net Assets	$178,616

Net Assets Consist of:
Paid in capital	$177,877
Undistributed net investment income	199
Accumulated undistributed net realized gain	189
Net unrealized appreciation	351
$178,616

Net Assets:
Institutional Class	$7,865
Administrative Class	72,378
Advisor Class	98,373

Shares Issued and Outstanding:
Institutional Class	766
Administrative Class	7,051
Advisor Class	9,583

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.27
Administrative Class	10.27
Advisor Class	10.27

Cost of Investments in Securities	$202,614
Cost of Investments in Affiliates	$6,291
Cost of Foreign Currency Held	$86
Cost or Premiums of Financial Derivative Instruments, net	$(47)

* Includes repurchase agreements of:	$596

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Short-Term Portfolio

(Amounts in thousands)	Year Ended December 31, 2013

Investment Income:
Interest, net of foreign taxes*	$1,814
Dividends from Investments in Affiliates	33
Total Income	1,847

Expenses:
Investment advisory fees	329
Supervisory and administrative fees	263
Servicing fees - Administrative Class	80
Distribution and/or servicing fees - Advisor Class	175
Trustees’ fees	3
Interest expense	14
Total Expenses	864

Net Investment Income	983

Net Realized (Loss):
Investments in securities	(28)
Exchange-traded or centrally cleared financial derivative instruments	(53)
Over the counter financial derivative instruments	(21)
Foreign currency	(32)
Net Realized (Loss)	(134)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	15
Investments in Affiliates	(3)
Exchange-traded or centrally cleared financial derivative instruments	5
Over the counter financial derivative instruments	(201)
Net Change in Unrealized (Depreciation)	(184)
Net (Loss)	(318)

Net Increase in Net Assets Resulting from Operations	$665

* Foreign tax withholdings	$1

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	9

Statements of Changes in Net Assets PIMCO Short-Term Portfolio

(Amounts in thousands)	Year Ended December 31, 2013	Year Ended December 31, 2012

Increase in Net Assets from:

Operations:
Net investment income	$983	$664
Net realized gain (loss)	(134)	153
Net change in unrealized appreciation (depreciation)	(184)	1,265
Net increase resulting from operations	665	2,082

Distributions to Shareholders:
From net investment income
Institutional Class	(75)	(87)
Administrative Class	(397)	(273)
Advisor Class	(452)	(295)
From net realized capital gains
Institutional Class	0	(17)
Administrative Class	0	(60)
Advisor Class	0	(90)

Total Distributions	(924)	(822)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	76,174	31,799

Total Increase in Net Assets	75,915	33,059

Net Assets:
Beginning of year	102,701	69,642
End of year*	$178,616	$102,701

* Including undistributed net investment income of:	$199	$513

**	See note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Short-Term Portfolio

December 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 113.6%

BANK LOAN OBLIGATIONS 0.3%
Dell, Inc.
3.750% due 10/29/2018	$500	$502

Total Bank Loan Obligations (Cost $497)		502

CORPORATE BONDS & NOTES 60.1%

BANKING & FINANCE 36.6%
Ally Financial, Inc.
2.750% due 01/30/2017	200	201
3.125% due 01/15/2016	200	205
4.500% due 02/11/2014	300	302
4.625% due 06/26/2015	450	469
6.750% due 12/01/2014	500	525
8.300% due 02/12/2015	100	108
American Express Credit Corp.
1.750% due 06/12/2015	1,300	1,321
American Honda Finance Corp.
0.612% due 05/26/2016	500	501
American International Group, Inc.
3.000% due 03/20/2015	400	411
4.250% due 09/15/2014	2,950	3,025
Banco do Brasil S.A.
4.500% due 01/22/2015	200	206
Bank Nederlandse Gemeenten
3.125% due 01/12/2015	1,000	1,028
Bank of America Corp.
4.500% due 04/01/2015	1,200	1,256
7.375% due 05/15/2014	1,400	1,435
Bank of Nova Scotia
1.650% due 10/29/2015	2,500	2,550
Banque PSA Finance S.A.
2.146% due 04/04/2014	350	350
Barclays Bank PLC
4.750% due 02/23/2015	300	305
Caisse Centrale Desjardins
2.550% due 03/24/2016	500	521
Canadian Imperial Bank of Commerce
2.600% due 07/02/2015	600	619
CIT Group, Inc.
4.750% due 02/15/2015	100	104
5.250% due 04/01/2014	1,325	1,342
Citigroup, Inc.
2.250% due 08/07/2015	500	511
5.000% due 09/15/2014	2,000	2,057
5.500% due 10/15/2014	89	92
6.010% due 01/15/2015	1,000	1,053
Dexia Credit Local S.A.
0.539% due 11/13/2015	500	500
1.250% due 10/18/2016	800	801
DNB Boligkreditt A/S
2.100% due 10/14/2016	1,750	1,796
EnCana Holdings Finance Corp.
5.800% due 05/01/2014	600	610
Erste Abwicklungsanstalt
0.537% due 01/29/2016	1,200	1,204
Export-Import Bank of Korea
1.250% due 11/20/2015	500	503
Ford Motor Credit Co. LLC
0.992% due 01/17/2017	600	603
2.500% due 01/15/2016	200	205
3.875% due 01/15/2015	200	206
General Electric Capital Corp.
0.443% due 01/08/2016	2,700	2,688
1.000% due 08/11/2015	500	504

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Goldman Sachs Group, Inc.
0.744% due 01/12/2015		$150	$150
1.239% due 11/21/2014		450	452
3.300% due 05/03/2015		1,900	1,958
5.125% due 01/15/2015		500	522
Hana Bank
1.364% due 11/09/2016		1,450	1,457
4.000% due 11/03/2016		200	213
Harley-Davidson Financial Services, Inc.
1.150% due 09/15/2015		450	452
Hospitality Properties Trust
7.875% due 08/15/2014		400	403
HSBC Bank USA N.A.
4.625% due 04/01/2014		1,000	1,010
HSBC Finance Corp.
0.669% due 06/01/2016		400	400
HSH Nordbank AG
0.389% due 12/31/2015		200	198
ING Bank NV
1.642% due 06/09/2014		200	201
International Lease Finance Corp.
4.875% due 04/01/2015		50	52
8.625% due 09/15/2015		100	111
Intesa Sanpaolo SpA
2.638% due 02/24/2014		350	351
JPMorgan Chase & Co.
0.627% due 10/12/2015	EUR	400	545
0.689% due 04/23/2015		$1,950	1,954
0.904% due 10/15/2015		200	201
0.959% due 03/31/2016		200	199
2.600% due 01/15/2016		700	721
JPMorgan Chase Bank N.A.
0.574% due 06/13/2016		400	398
Kookmin Bank
1.496% due 10/11/2016		1,500	1,510
Korea Development Bank
0.693% due 06/11/2015		1,000	997
8.000% due 01/23/2014		1,500	1,506
LeasePlan Corp. NV
3.000% due 10/23/2017		200	202
Morgan Stanley
1.838% due 01/24/2014		200	200
2.875% due 07/28/2014		1,050	1,064
4.100% due 01/26/2015		250	259
4.200% due 11/20/2014		800	826
6.000% due 05/13/2014		340	347
Muenchener Hypothekenbank eG
1.125% due 07/13/2015		1,200	1,209
Norddeutsche Landesbank Girozentrale
0.875% due 10/16/2015		2,000	2,008
Nordea Bank AB
3.700% due 11/13/2014		300	308
Nordea Eiendomskreditt A/S
2.125% due 09/22/2017		200	206
NRW Bank
0.443% due 07/08/2016		2,000	2,003
0.487% due 01/31/2017		700	702
Piper Jaffray Cos.
4.247% due 05/31/2014		200	200
Prudential Covered Trust
2.997% due 09/30/2015		255	263
RCI Banque S.A.
2.116% due 04/11/2014		300	301
Royal Bank of Scotland Group PLC
2.550% due 09/18/2015		500	512
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
7.125% due 01/14/2014		100	100

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sberbank of Russia Via SB Capital S.A.
5.499% due 07/07/2015		$100	$106
SLM Corp.
0.538% due 01/27/2014		200	200
3.875% due 09/10/2015		100	104
6.250% due 01/25/2016		450	488
Standard Chartered PLC
3.200% due 05/12/2016		1,125	1,176
3.850% due 04/27/2015		300	312
Svensk Exportkredit AB
0.387% due 04/29/2016		500	500
0.614% due 11/09/2017		1,250	1,261
1.125% due 04/05/2018		1,200	1,171
Svenska Handelsbanken AB
0.696% due 03/21/2016		1,000	1,003
Swedbank Hypotek AB
2.950% due 03/28/2016		700	734
Toronto-Dominion Bank
1.500% due 03/13/2017		300	303
Toyota Motor Credit Corp.
0.528% due 05/17/2016		1,100	1,104
Weyerhaeuser Co.
6.950% due 08/01/2017		93	107

			65,357

INDUSTRIALS 18.8%
AbbVie, Inc.
1.200% due 11/06/2015		700	707
Altria Group, Inc.
4.125% due 09/11/2015		250	264
7.750% due 02/06/2014		600	604
America Movil S.A.B. de C.V.
2.375% due 09/08/2016		800	827
5.500% due 03/01/2014		200	202
Amgen, Inc.
1.875% due 11/15/2014		250	253
2.125% due 05/15/2017		250	253
2.300% due 06/15/2016		250	258
Anadarko Petroleum Corp.
5.750% due 06/15/2014		250	255
7.625% due 03/15/2014		400	405
Anglo American Capital PLC
9.375% due 04/08/2014		1,120	1,145
AP Moeller - Maersk A/S
4.875% due 10/30/2014	EUR	100	142
BAT International Finance PLC
2.125% due 06/07/2017		$450	455
Comcast Corp.
5.300% due 01/15/2014		150	150
Covidien International Finance S.A.
1.350% due 05/29/2015		250	252
Crown Castle Towers LLC
3.214% due 08/15/2035		200	204
Daimler Finance North America LLC
1.875% due 09/15/2014		200	202
2.300% due 01/09/2015		180	183
Devon Energy Corp.
0.694% due 12/15/2015		600	601
DISH DBS Corp.
6.625% due 10/01/2014		500	521
7.125% due 02/01/2016		200	222
7.750% due 05/31/2015		100	109
Enterprise Products Operating LLC
5.600% due 10/15/2014		200	208
EOG Resources Canada, Inc.
4.750% due 03/15/2014		180	181

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	11

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ERAC USA Finance LLC
2.250% due 01/10/2014	$1,012	$1,012
General Mills, Inc.
0.537% due 01/29/2016	100	100
Georgia-Pacific LLC
7.700% due 06/15/2015	630	690
Glencore Funding LLC
6.000% due 04/15/2014	580	588
HCA, Inc.
5.750% due 03/15/2014	200	202
7.190% due 11/15/2015	400	438
7.875% due 02/15/2020	700	753
8.500% due 04/15/2019	100	106
Hewlett-Packard Co.
6.125% due 03/01/2014	700	706
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015	1,400	1,485
Linde Finance BV
3.625% due 11/13/2014	900	925
MGM Resorts International
5.875% due 02/27/2014	200	201
6.625% due 07/15/2015	1,000	1,078
6.875% due 04/01/2016	150	166
Mondelez International, Inc.
6.750% due 02/19/2014	200	202
Mylan, Inc.
6.000% due 11/15/2018	200	213
Nissan Motor Acceptance Corp.
0.946% due 09/26/2016	1,200	1,207
1.000% due 03/15/2016	100	100
1.950% due 09/12/2017	100	99
Penske Truck Leasing Co. LP
2.500% due 07/11/2014	200	202
PepsiCo, Inc.
0.447% due 02/26/2016	500	501
Petrobras International Finance Co.
2.875% due 02/06/2015	600	611
Phillips 66
1.950% due 03/05/2015	300	304
Potash Corp. of Saskatchewan, Inc.
5.250% due 05/15/2014	100	102
Rockies Express Pipeline LLC
3.900% due 04/15/2015	250	251
Rogers Communications, Inc.
5.500% due 03/15/2014	458	463
SABMiller Holdings, Inc.
1.850% due 01/15/2015	1,500	1,518
Sanofi
2.625% due 03/29/2016	400	416
Sutter Health
1.090% due 08/15/2053	1,000	989
Takeda Pharmaceutical Co. Ltd.
1.625% due 03/17/2017	250	250
TCI Communications, Inc.
8.750% due 08/01/2015	800	900
Teva Pharmaceutical Finance BV
0.746% due 03/21/2014	225	225
Teva Pharmaceutical Finance Co. BV
2.400% due 11/10/2016	500	515
Thermo Fisher Scientific, Inc.
2.050% due 02/21/2014	1,200	1,202
2.250% due 08/15/2016	100	102
3.250% due 11/20/2014	300	306
USG Corp.
6.300% due 11/15/2016	100	108
8.375% due 10/15/2018	200	219

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Volkswagen International Finance NV
0.675% due 11/18/2016		$1,400	$1,404
Walgreen Co.
0.744% due 03/13/2014		1,550	1,552
Wesfarmers Ltd.
2.983% due 05/18/2016		250	260
Woodside Finance Ltd.
4.500% due 11/10/2014		267	275
WPP Finance UK
5.875% due 06/15/2014		1,205	1,234
8.000% due 09/15/2014		300	315
Xstrata Finance Canada Ltd.
2.850% due 11/10/2014		450	456

			33,554

UTILITIES 4.7%
BP Capital Markets PLC
0.658% due 11/07/2016		1,300	1,306
0.700% due 11/06/2015		500	501
Duke Energy Corp.
3.950% due 09/15/2014		300	307
Enel Finance International NV
3.875% due 10/07/2014		1,000	1,022
Gazprom OAO Via Gaz Capital S.A.
8.125% due 07/31/2014		1,000	1,043
Korea Hydro & Nuclear Power Co. Ltd.
3.125% due 09/16/2015		100	103
6.250% due 06/17/2014		200	205
NextEra Energy Capital Holdings, Inc.
1.339% due 09/01/2015		300	302
Plains All American Pipeline LP
3.950% due 09/15/2015		440	463
Telefonos de Mexico S.A.B. de C.V.
5.500% due 01/27/2015		600	626
Tokyo Electric Power Co., Inc.
4.500% due 03/24/2014	EUR	200	277
Verizon Communications, Inc.
0.857% due 03/28/2014		$1,500	1,502
1.773% due 09/15/2016		400	412
Vodafone Group PLC
5.375% due 01/30/2015		300	315

			8,384

Total Corporate Bonds & Notes (Cost $106,951)			107,295

MUNICIPAL BONDS & NOTES 1.3%

ARKANSAS 0.1%
Arkansas Student Loan Authority Revenue Bonds, Series 2010
1.138% due 11/25/2043		159	159

CALIFORNIA 0.3%
California State General Obligation Bonds, Series 2005
5.000% due 05/01/2016		300	319
Irvine Ranch Water District Joint Powers Agency, California Revenue Notes, Series 2012
2.388% due 03/15/2014		100	100
University of California Revenue Bonds, Series 2011
0.749% due 07/01/2041		250	250

			669

FLORIDA 0.2%
Orlando-Orange County, Florida Expressway Authority Revenue Notes, Series 2013
3.000% due 07/01/2015		200	207

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 07/01/2016	$165	$178

		385

NEW JERSEY 0.1%
New Jersey Economic Development Authority Revenue Notes, Series 2012
0.640% due 02/01/2015	100	100

NEW YORK 0.2%
New York City, New York General Obligation Notes, Series 2007
5.125% due 10/01/2015	300	323

NORTH CAROLINA 0.1%
North Carolina Medical Care Commission Revenue Bonds, Series 2012
0.800% due 12/01/2033	240	238

TEXAS 0.3%
Permanent University Fund, Texas Revenue Notes, Series 2012
0.579% due 07/01/2014	500	500

Total Municipal Bonds & Notes (Cost $2,370)		2,374

U.S. GOVERNMENT AGENCIES 5.8%
Fannie Mae
0.226% due 12/25/2036	16	15
0.285% due 03/25/2034	14	14
0.315% due 08/25/2034	4	4
0.365% due 02/25/2037 - 10/27/2037	248	246
0.515% due 05/25/2042	8	8
0.565% due 12/25/2043	2,916	2,918
0.715% due 09/25/2041	305	306
0.745% due 06/25/2041	200	201
0.750% due 01/30/2015 (c)	3,000	3,001
0.845% due 12/25/2037	98	98
0.868% due 01/01/2021	190	191
1.344% due 03/01/2044 - 07/01/2044	36	38
2.380% due 10/01/2031	2	2
4.340% due 02/01/2017	954	989
Freddie Mac
0.205% due 12/25/2036	39	39
0.617% due 09/15/2041	164	165
0.850% due 02/24/2016	250	250
0.867% due 02/15/2038	149	150
1.342% due 02/25/2045	128	130
1.344% due 10/25/2044	119	121
1.544% due 07/25/2044	46	47
Ginnie Mae
0.719% due 04/20/2062	365	366
0.869% due 02/20/2062	281	286
1.219% due 02/20/2062	181	183
1.625% due 02/20/2032	9	9
NCUA Guaranteed Notes
0.521% due 12/07/2020	150	151
0.539% due 11/06/2017	188	188
0.729% due 12/08/2020	189	191
1.600% due 10/29/2020	119	120

Total U.S. Government Agencies (Cost $10,417)		10,427

U.S. TREASURY OBLIGATIONS 19.4%
U.S. Treasury Notes
0.250% due 10/31/2015 (c)	20,200	20,173

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.250% due 12/31/2015 (c)	$10,000	$9,974
0.375% due 06/30/2015	4,500	4,509

Total U.S. Treasury Obligations (Cost $34,656)		34,656

MORTGAGE-BACKED SECURITIES 4.6%
Banc of America Commercial Mortgage Trust
5.734% due 05/10/2045	100	109
Banc of America Mortgage Trust
3.439% due 07/20/2032	1	1
BCAP LLC Trust
2.434% due 11/26/2035	66	65
Bear Stearns Adjustable Rate Mortgage Trust
2.786% due 01/25/2034	6	6
Bear Stearns Alt-A Trust
2.708% due 09/25/2035	31	27
Bear Stearns Commercial Mortgage Securities Trust
5.468% due 06/11/2041	524	527
Citigroup Mortgage Loan Trust, Inc.
2.200% due 09/25/2035	14	14
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.205% due 12/11/2049	3	3
5.218% due 07/15/2044	195	197
5.289% due 12/11/2049	815	879
Commercial Mortgage Trust
0.297% due 12/15/2020	57	56
0.347% due 06/15/2022	90	89
2.365% due 02/10/2029	700	717
Countrywide Home Loan Mortgage Pass-Through Trust
0.505% due 06/25/2035	19	17
Credit Suisse Commercial Mortgage Trust
5.467% due 09/15/2039	468	510
5.669% due 03/15/2039	71	77
Credit Suisse First Boston Mortgage Securities Corp.
0.804% due 03/25/2032	4	4
2.291% due 06/25/2033	22	22
Credit Suisse Mortgage Capital Certificates
0.347% due 04/15/2022	256	255
DBRR Trust
0.853% due 02/25/2045	986	982
0.946% due 09/25/2045	229	229
First Republic Mortgage Loan Trust
0.467% due 08/15/2032	16	15
Fosse Master Issuer PLC
1.646% due 10/18/2054	143	144
Greenpoint Mortgage Funding Trust
0.385% due 06/25/2045	36	32
GS Mortgage Securities Trust
4.761% due 07/10/2039	791	820
GSR Mortgage Loan Trust
2.648% due 09/25/2035	26	26
HarborView Mortgage Loan Trust
0.386% due 05/19/2035	46	41
JPMorgan Chase Commercial Mortgage Securities Trust
5.440% due 06/12/2047	500	550
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.607% due 12/15/2030	6	6
Merrill Lynch Floating Trust
0.706% due 07/09/2021	512	510
Merrill Lynch Mortgage Investors Trust
1.165% due 10/25/2035	18	18
Morgan Stanley Capital Trust
1.085% due 03/15/2045	66	66
RBSSP Resecuritization Trust
0.665% due 10/26/2036	184	174

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.374% due 12/26/2036		$264	$266
Silenus European Loan Conduit Ltd.
0.368% due 05/15/2019	EUR	16	22
Structured Asset Mortgage Investments Trust
0.395% due 05/25/2045		$55	47
0.416% due 07/19/2035		9	8
0.826% due 09/19/2032		4	4
VFC LLC
3.130% due 03/20/2026		157	158
Wachovia Bank Commercial Mortgage Trust
0.247% due 06/15/2020		36	36
WaMu Commercial Mortgage Securities Trust
5.787% due 03/23/2045		463	475
WaMu Mortgage Pass-Through Certificates
1.139% due 08/25/2046		37	32
1.143% due 02/25/2046		26	24
1.343% due 11/25/2042		14	14
1.543% due 06/25/2042		3	3

Total Mortgage-Backed Securities (Cost $8,372)			8,277

ASSET-BACKED SECURITIES 4.8%
Apidos CDO Ltd.
0.502% due 06/12/2020		586	583
Ares CLO Ltd.
0.868% due 11/25/2020		400	395
Bear Stearns Asset-Backed Securities Trust
0.825% due 10/25/2032		1	1
BlueMountain CLO Ltd.
0.478% due 11/15/2017		196	196
Callidus Debt Partners CLO Fund Ltd.
0.504% due 04/17/2020		131	131
Carrington Mortgage Loan Trust
0.265% due 06/25/2037		13	12
Celf Loan Partners Ltd.
1.487% due 07/25/2019	GBP	106	175
Centurion CDO Ltd.
0.562% due 03/08/2017		$240	240
Citibank Omni Master Trust
2.917% due 08/15/2018		1,700	1,726
4.900% due 11/15/2018		300	311
Cornerstone CLO Ltd.
0.464% due 07/15/2021		1,000	978
Countrywide Asset-Backed Certificates
0.645% due 12/25/2031		2	1
0.905% due 05/25/2032		1	1
Credit Suisse First Boston Mortgage Securities Corp.
0.905% due 08/25/2032		3	2
Denali Capital CLO Ltd.
0.502% due 04/21/2020		128	128
Dryden Leveraged Loan CDO
0.482% due 10/20/2020		307	305
Duane Street CLO Ltd.
0.496% due 01/11/2021		121	120
Educational Services of America, Inc.
0.895% due 04/25/2039		251	252
Fore CLO Ltd.
0.487% due 07/20/2019		123	122
Franklin CLO Ltd.
0.503% due 06/15/2018		44	43
Gracechurch Card Funding PLC
0.867% due 02/15/2017		500	503
Harbourmaster CLO BV
0.568% due 10/11/2019	EUR	138	190
Irwin Whole Loan Home Equity Trust
0.705% due 07/25/2032		$1	1

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Lafayette CLO Ltd.
1.642% due 09/06/2022	$57	$57
MASTR Asset-Backed Securities Trust
0.215% due 11/25/2036	3	1
Morgan Stanley Investment Management Croton Ltd.
0.504% due 01/15/2018	359	357
Mountain Capital CLO Ltd.
0.483% due 09/15/2018	138	138
Nelnet Student Loan Trust
0.938% due 07/25/2018	44	44
New Century Home Equity Loan Trust
0.425% due 06/25/2035	18	18
Northstar Education Finance, Inc.
0.865% due 12/26/2031	172	172
Panhandle-Plains Higher Education Authority, Inc.
0.747% due 10/01/2018	42	42
Renaissance Home Equity Loan Trust
0.525% due 11/25/2034	6	5
0.665% due 12/25/2033	29	29
1.045% due 08/25/2033	8	7
SLC Student Loan Trust
4.750% due 06/15/2033	412	374
SLM Student Loan Trust
0.443% due 12/17/2018	110	109
0.738% due 10/25/2017	183	184
1.738% due 04/25/2023	57	59
Stanfield Bristol CLO Ltd.
0.501% due 10/15/2019	113	112
Stone Tower CLO Ltd.
0.516% due 03/16/2018	197	196
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
0.745% due 01/25/2033	2	2
Trimaran CLO Ltd.
0.492% due 11/01/2018	182	180
WhiteHorse Ltd.
0.512% due 05/01/2018	80	79

Total Asset-Backed Securities (Cost $8,600)		8,581

SOVEREIGN ISSUES 8.8%
Bank of England Euro Note
1.375% due 03/07/2014	400	401
Development Bank of Japan, Inc.
0.444% due 04/17/2015	3,000	3,000
Emirate of Abu Dhabi Government International Bond
5.500% due 04/08/2014	300	304
Japan Bank for International Cooperation
1.875% due 09/24/2015	1,000	1,023
Japan Finance Organization for Municipalities
0.408% due 11/28/2014	1,000	1,000
Kommunalbanken A/S
0.626% due 03/27/2017	2,100	2,118
2.750% due 05/05/2015	300	309
Province of Ontario
4.500% due 02/03/2015	2,500	2,613
Qatar Government International Bond
5.150% due 04/09/2014	250	253
Republic of Korea
4.875% due 09/22/2014	3,500	3,610
State of North Rhine-Westphalia
0.538% due 04/28/2017	700	703
0.946% due 07/11/2017	300	306

Total Sovereign Issues (Cost $15,620)		15,640

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	13

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 8.5%

CERTIFICATES OF DEPOSIT 0.3%
Banco do Brasil S.A.
0.000% due 01/24/2014	$500	$500

COMMERCIAL PAPER 3.8%
British Telecommunications PLC
0.800% due 03/07/2014	400	400
Daimler Finance North America LLC
0.700% due 03/13/2014	1,000	999
DCP Midstream LLC
1.050% due 01/07/2014	250	250
1.050% due 01/13/2014	600	600
1.050% due 01/27/2014	500	500
1.100% due 01/14/2014	1,000	1,000
Entergy Corp.
0.960% due 04/07/2014	700	699
0.986% due 03/17/2014	1,000	999
Ford Motor Credit Co.
1.021% due 01/06/2014	100	100
1.021% due 04/28/2014	300	299

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Vodafone Group PLC
0.690% due 02/10/2014		$100	$100
0.720% due 01/28/2014		900	899

			6,845

REPURCHASE AGREEMENTS (b) 0.3%
			596

SHORT-TERM NOTES 0.2%
Korea Development Bank
0.687% due 08/20/2014		300	300

MEXICO TREASURY BILLS 3.9%
3.598% due 01/09/2014 - 04/30/2014 (a)	MXN	90,300	6,888

Total Short-Term Instruments (Cost $15,131)			15,129

Total Investments in Securities (Cost $202,614)			202,881

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 3.5%

SHORT-TERM INSTRUMENTS 3.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.5%
PIMCO Short-Term Floating NAV Portfolio	10,441	$104
PIMCO Short-Term Floating NAV Portfolio III	618,953	6,183

Total Short-Term Instruments (Cost $6,291)		6,287

Total Investments in Affiliates (Cost $6,291)		6,287

Total Investments 117.1% (Cost $208,905)		$209,168

Financial Derivative Instruments (d)(e) 0.0% (Cost or Premiums, net $(47))		43

Other Assets and Liabilities, net (17.1%)		(30,595)

Net Assets 100.0%		$178,616

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2013	01/02/2014	$596	Freddie Mac 2.080% due 10/17/2022	$(611)	$596	$596

Total Repurchase Agreements						$(611)	$596	$596

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BSN	0.140%	11/21/2013	01/21/2014	$(3,011)	$(3,012)

Total Reverse Repurchase Agreements					$(3,012)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.010%	12/31/2013	01/02/2014	$(9,872)	$(9,872)
	0.050%	12/31/2013	01/07/2014	(20,177)	(20,178)

Total Sale-Buyback Transactions					$(30,050)

(2)	The average amount of borrowings outstanding during the period ended December 31, 2013 was $12,756 at a weighted average interest rate of 0.091%.
(3)	Payable for sale-buyback transactions includes $1 of deferred price drop on sale-buyback transactions.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2013:

(c)	Securities with an aggregate market value of $33,048 have been pledged as collateral under the terms of the following master agreements as of December 31, 2013.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BSN	$0	$(3,012)	$0	$0	$(3,012)	$3,001	$(11)
SSB	596	0	0	0	596	(611)	(15)

Master Securities Forward Transaction Agreement
BCY	0	0	(30,050)	0	(30,050)	30,047	(3)

Total Borrowings and Other Financing Transactions	$596	$(3,012)	$(30,050)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	0.276%	06/18/2014	$364,000	$5	$5	$5	$0

Total Swap Agreements					$5	$5	$5	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2013:

Cash of $246 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2013. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$5	$5	$0	$0	$0	$ 0

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BRC	01/2014		EUR	900	$		1,201	$0	$(37)
	01/2014	$		1,175		EUR	900	63	0
	03/2014		GBP	107	$		175	0	(2)

CBK	01/2014		MXN	5,943			449	0	(6)
	03/2014		EUR	2,001			2,758	6	0

HUS	01/2014			500			669	0	(19)
	01/2014	$		653		EUR	500	35	0
	04/2014		MXN	22,500	$		1,704	0	(3)

MSC	01/2014			49,507			3,792	2	0
	03/2014			11,697			886	0	(6)
	03/2014			$173		MXN	2,290	1	0

Total Forward Foreign Currency Contracts								$107	$(73)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	15

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

AS OF DECEMBER 31, 2013, THERE WERE NO OPEN WRITTEN OPTIONS. TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2013

	Notional Amount	Premiums
Balance at 12/31/2012	$600	$(1)
Sales	48,000	(58)
Closing Buys	(48,000)	58
Expirations	(600)	1
Exercised	0	0

Balance at 12/31/2013	$0	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2013 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Standard Chartered Bank	1.000%	12/20/2018	1.012%	EUR	200	$(1)	$1	$0	$(0)
	Teck Resources Ltd.	1.000%	12/20/2015	0.333%	$	300	0	4	4	0

BPS	Holcim Finance S.A.	1.000%	12/20/2018	0.959%	EUR	700	(11)	13	2	0

CBK	Volvo Treasury AB	1.000%	12/20/2018	1.007%		1,000	(24)	24	0	0

JPM	Freeport-McMoRan Copper & Gold, Inc.	1.000%	12/20/2018	1.167%	$	300	(11)	9	0	(2)

							$(47)	$51	$6	$(2)

Total Swap Agreements							$(47)	$51	$6	$(2)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of December 31, 2013:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure (4)
BOA	$0	$0	$4	$4	$0	$0	$0	$0	$4	$0	$4
BPS	0	0	2	2	0	0	0	0	2	0	2
BRC	63	0	0	63	(39)	0	0	(39)	24	0	24
CBK	6	0	0	6	(6)	0	0	(6)	0	0	0
HUS	35	0	0	35	(22)	0	0	(22)	13	0	13
JPM	0	0	0	0	0	0	(2)	(2)	(2)	0	(2)
MSC	3	0	0	3	(6)	0	0	(6)	(3)	(180)	(183)

Total Over the Counter	$107	$0	$6	$113	$(73)	$0	$(2)	$(75)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$5	$5

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$107	$0	$107
Swap Agreements	0	6	0	0	0	6

	$0	$6	$0	$107	$0	$113

	$0	$6	$0	$107	$5	$118

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$73	$0	$73
Swap Agreements	0	2	0	0	0	2

	$0	$2	$0	$73	$0	$75

	$0	$2	$0	$73	$0	$75

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(53)	$(53)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(93)	$0	$(93)
Purchased Options	0	0	0	0	(56)	(56)
Written Options	0	0	0	0	57	57
Swap Agreements	0	30	0	0	41	71

	$0	$30	$0	$(93)	$42	$(21)

	$0	$30	$0	$(93)	$(11)	$(74)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$5	$5

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(208)	$0	$(208)
Swap Agreements	0	41	0	0	(34)	7

	$0	$41	$0	$(208)	$(34)	$(201)

	$0	$41	$0	$(208)	$(29)	$(196)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	17

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

December 31, 2013

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Bank Loan Obligations	$0	$502	$0	$502
Corporate Bonds & Notes
Banking & Finance	0	64,360	997	65,357
Industrials	0	33,554	0	33,554
Utilities	0	8,384	0	8,384
Municipal Bonds & Notes
Arkansas	0	159	0	159
California	0	669	0	669
Florida	0	385	0	385
New Jersey	0	100	0	100
New York	0	323	0	323
North Carolina	0	238	0	238
Texas	0	500	0	500
U.S. Government Agencies	0	9,897	530	10,427
U.S. Treasury Obligations	0	34,656	0	34,656
Mortgage-Backed Securities	0	8,048	229	8,277
Asset-Backed Securities	0	8,581	0	8,581
Sovereign Issues	0	15,640	0	15,640
Short-Term Instruments
Certificates of Deposit	0	500	0	500
Commercial Paper	0	6,845	0	6,845
Repurchase Agreements	0	596	0	596

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Short-Term Notes	$0	$300	$0	$300
Mexico Treasury Bills	0	6,888	0	6,888
	$0	$201,125	$1,756	$202,881

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$6,287	$0	$0	$6,287

Total Investments	$6,287	$201,125	$1,756	$209,168

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	5	0	5
Over the counter	0	113	0	113
	$0	$118	$0	$118

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(75)	$0	$(75)

Totals	$6,287	$201,168	$1,756	$209,211

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2013:

Category and Subcategory	Beginning Balance at 12/31/2012	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2013 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$200	$998	$0	$0	$0	$(1)	$0	$(200)	$997	$(1)
U.S. Government Agencies	644	0	(113)	0	0	(1)	0	0	530	1
Mortgage-Backed Securities	0	424	(195)	0	0	0	0	0	229	0
Asset-Backed Securities	636	0	(574)	0	(14)	9	0	(57)	0	0
Short-Term Instruments
Certificates of Deposit	590	0	(599)	6	2	1	0	0	0	0

Totals	$2,070	$1,422	$(1,481)	$6	$(12)	$8	$0	$(257)	$1,756	$0

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$997	Benchmark Pricing	Base Price	99.80
U.S. Government Agencies	530	Third Party Vendor	Broker Quote	100.11-101.04
Mortgage-Backed Securities	229	Third Party Vendor	Broker Quote	100.00

Total	$1,756

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2013

1. ORGANIZATION

The PIMCO Short-Term Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the

Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid and are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period and are included in net change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

ANNUAL REPORT	DECEMBER 31, 2013	19

Notes to Financial Statements (Cont.)

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statement of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments.

Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal

ANNUAL REPORT	DECEMBER 31, 2013	21

Notes to Financial Statements (Cont.)

pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding.

Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2013, the Portfolio had no unfunded loan commitments.

Mortgage-Related and Other Asset-Backed Securities The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property

ANNUAL REPORT	DECEMBER 31, 2013	23

Notes to Financial Statements (Cont.)

to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2013 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
$4	$1,100	$(1,000)	$0	$0	$104	$0	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
$11,003	$34,083	$(38,900)	$0	$(3)	$6,183	$33	$0

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates.

ANNUAL REPORT	DECEMBER 31, 2013	25

Notes to Financial Statements (Cont.)

Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(c) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap

ANNUAL REPORT	DECEMBER 31, 2013	27

Notes to Financial Statements (Cont.)

agreement outstanding as of December 31, 2013 for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements. As mentioned earlier in this report, the U.S. is currently experiencing historically low interest rates. This combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, the fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair the performance of the Portfolio.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things,

ANNUAL REPORT	DECEMBER 31, 2013	29

Notes to Financial Statements (Cont.)

initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.20%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2013, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$19,892	$46,235

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2013, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$109,299	$84,295	$133,024	$65,305

ANNUAL REPORT	DECEMBER 31, 2013	31

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2013		Year Ended 12/31/2012
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	490	$5,025	430	$4,402
Administrative Class	6,566	67,424	2,607	26,751
Advisor Class	6,244	64,106	3,546	36,342
Issued as reinvestment of distributions
Institutional Class	7	75	10	104
Administrative Class	39	397	32	333
Advisor Class	44	452	37	384
Cost of shares redeemed
Institutional Class	(613)	(6,305)	(330)	(3,371)
Administrative Class	(3,753)	(38,551)	(1,770)	(18,097)
Advisor Class	(1,602)	(16,449)	(1,469)	(15,049)
Net increase resulting from Portfolio share transactions	7,422	$76,174	3,093	$31,799

As of December 31, 2013, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 57% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2013, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2010-2012, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2013, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$388	$151	$285	$(83)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts and sale/buyback transactions.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through December 31, 2013 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2013 through December 31, 2013, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

As of December 31, 2013, the Portfolio had no accumulated capital losses.

As of December 31, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$208,937	$538	$(307)	$231

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and sale/buyback transactions.

For the fiscal years ended December 31, 2013 and December 31, 2012, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2013	$924	$—	$—
12/31/2012	$797	$25	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2013	33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO Short-Term Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO Short-Term Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2014

34	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	BSN	Bank of Nova Scotia	JPM	JPMorgan Chase Bank N.A.
BOA	Bank of America N.A.	CBK	Citibank N.A.	MSC	Morgan Stanley & Co., Inc.
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.
BRC	Barclays Bank PLC

Currency Abbreviations:
EUR	Euro	MXN	Mexican Peso	USD (or $)	United States Dollar
GBP	British Pound

Other Abbreviations:
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration
CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate

ANNUAL REPORT	DECEMBER 31, 2013	35

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

36	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	172	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2013	37

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian* (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Vice President	11/2013 to Present Treasurer 08/1997 to 11/2013	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

* Effective February 3, 2014, Dr. El-Erian no longer serves as a Senior Vice President of the Trust.

38	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2013	39

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 12-13, 2013, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2014. The Board also considered and approved for an additional one-year term through August 31, 2014, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2014.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreement are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust and the independent Trustees.

The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 12-13, 2013 meeting. The independent Trustees also met with counsel to the Trust and the independent Trustees on August 2, 2013 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2012, including, but not limited to, undertaking significant technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2013. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2013 and other performance data, as available, for the periods ended June 30, 2013 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2013 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 12-13, 2013 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2013.

ANNUAL REPORT	DECEMBER 31, 2013	41

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Board noted that, for periods ending May 31, 2013, the Administrative Class of 71%, 92% and 100% of the Portfolios outperformed their Lipper category median in the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 86% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2013 (based on the performance of the Administrative Class). The Board also noted that ten of 13 Portfolios, representing 93% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2013, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $23 billion as of May 31, 2013.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expense ratios in their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the size of the assets under management with PIMCO, the manner in which similar portfolios may be managed, different requirements with

42	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to

ANNUAL REPORT	DECEMBER 31, 2013	43

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively; had been reduced for some Portfolios over time; had been held steady for most Portfolios as assets grew, or declined in the case of some Portfolios; and continued to be competitive compared with peers. The Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. The Trustees noted that the benefits of the unified fee were apparent during the recent financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC supported the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and in return for the fees paid to RALLC by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

44	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT65AR_123113

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2013

PIMCO Total Return Portfolio

Share Class

■	Administrative

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	42
Glossary	43
Federal Income Tax Information	44
Management of the Trust	45
Privacy Policy	47
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	48

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2013. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

The past twelve months were marked by ongoing periods of heightened bond market volatility brought on by uncertainty around central bank monetary and fiscal policy, geopolitical concerns, and a slower than hoped for rebound in the global economy. Following a particularly bumpy third quarter, however, all financial markets completed the year along a relatively smoother path. Federal Reserve (“Fed”) Chairman Ben Bernanke laid the groundwork in September, when he clarified the Fed’s commitment to maintain its quantitative easing (“QE”) bond purchase program of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero-bound range. The nomination of Janet Yellen to the Chairmanship further helped to reassure investors that the Fed would be committed to the continuation of their accommodative policies.

As investors were made particularly aware, beginning in mid-May conditions in financial markets deteriorated rapidly as markets reacted to signals by the Fed that it might begin to slow the pace of its asset purchases. This shift in tone fueled a broad-based sell-off within fixed income assets throughout the summer, undermining market liquidity and sending yields higher across the risk spectrum.

By mid-September, however, the Fed announced its intent to delay any tapering until more convincing indicators of economic growth become apparent and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore higher) and a rally across most equity markets. The Fed also maintained the Federal Funds Rate within a narrow range of zero to 25 basis points. Into October, investors were once again kept on edge by the uncertain fiscal policy and political landscape—namely the partial shutdown of the U.S. government that began during the first week of October, the ongoing debt ceiling negotiations between the White House and Congress, and confirmation proceedings for the next Fed Chairman. Investors were relieved by the last-minute deal announced on October 17 that reached an agreement to reopen the U.S. government and raise the debt ceiling.

In November, relative calm prevailed across most fixed income markets, and equity markets continued to rally. The European Central Bank (“ECB”) reduced their main policy rate (or the interest rate at which it lends money to banks) by 25 basis points to 0.25%, likely due to their concern over lower than expected inflation and a weak global growth outlook. The Bank of England (“BOE”) unanimously voted to leave its main policy rate unchanged amid a pickup in economic growth and expectations that this would lead to an eventual decline in the U.K. unemployment rate.

Towards the latter part of December, the Fed announced that beginning in January 2014 it intends to gradually exit its bond-buying program, by reducing it from $85 billion to $75 billion spread equally across mortgage and U.S. Treasury purchases. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee (“FOMC”) provided even greater assurances that the policy rate would remain near a zero-bound range until signs of sustainable growth are more broadly evident in the U.S. economy. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

U.S. Treasuries underperformed most other developed sovereign bond markets on a hedged basis as investors reacted to the various Fed announcements regarding the tapering of their QE bond purchase program. In particular, U.S. Treasury yields rose to their highest level in late December as investors reacted to the Fed’s announcement that it would begin the reduction of its asset purchases starting in January 2014. This decision was made on the back of improving economic data, which included a lower unemployment rate, respectable monthly job reports, and improving housing fundamentals. The benchmark ten-year U.S. Treasury note yielded 3.03% at the end of the reporting period, as compared to 1.76% on December 31, 2012. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 2.02% for the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 8.61% over the period, underperforming nominal U.S. Treasuries. U.S. TIPS sold off, particularly during the second quarter of the reporting period, as the market began to price in the inevitable Fed tapering decision, which was officially announced in December. The decision by the Fed to initiate the tapering of asset purchases was validated via stronger jobs and GDP data, with continual weaker inflation data adding further pressure to U.S. TIPS valuations towards the latter part of the period. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 9.52% over the period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries even with the Fed’s announcement that it would begin to reduce its asset purchases in January 2014. The announcement, however, did lead to differentiated performance among coupons, with lower coupons underperforming, as these bonds have been the largest beneficiaries of Fed purchases. Prices for non-Agency mortgages rose on limited outstanding supply, improving risk appetite and ongoing signs of recovery in the housing sector. Commercial MBS also outperformed amid strong investor demand and a continued rebound in property valuations.

■

The U.S. investment grade credit market, as measured by the Barclays U.S. Credit Index, declined 2.01% for the period, but outperformed like-duration U.S. Treasuries as spreads tightened, ending the year at the lowest level since the global financial crisis began. This positive performance was supported by improving global growth fundamentals and continued easy monetary policy. The high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 7.42% for the period. The sector was one of the best-performing fixed income sectors, benefiting from relatively sound fundamentals and investor demand for higher yielding assets with lower interest rate sensitivity.

■

Emerging markets (“EM”) external debt underperformed U.S. Treasuries during the year and was impacted by the second quarter sell-off. Country-specific stories and the risk-on market sentiment following the Fed tapering announcement supported lower spreads in the fourth quarter, particularly in December. EM local assets particularly underperformed U.S. Treasuries during the period, as weaker EM currencies and increases in local yields weighed on overall returns.

■

Developed market equities posted strong performance in 2013, despite a period marked by considerable volatility and uncertainty around central bank policy. U.S. equities, as measured by the S&P 500 Index, returned 32.39%. Global equities, as represented by the MSCI All Country World Index Net USD and MSCI World Index, returned 22.80% and 26.68%, respectively. Emerging market equities (“EM”), as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.60%. EM equities underperformed developed market equities due to declining earnings growth and rising interest rates in the U.S. which placed pressure on local EM currencies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2014

ANNUAL REPORT	DECEMBER 31, 2013	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Total Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk, operational risk, short sale risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

4	PIMCO VARIABLE INSURANCE TRUST

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2013 to December 31, 2013.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2013	5

PIMCO Total Return Portfolio

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	32.7%
U.S. Government Agencies	32.3%
Corporate Bonds & Notes	13.2%
Short-Term Instruments	7.3%
Mortgage-Backed Securities	4.2%
Other	10.3%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	1 Year	5 Years	10 Years	Class Inception (12/31/1997)
PIMCO Total Return Portfolio Administrative Class	-1.96%	6.53%	5.72%	6.09%
Barclays U.S. Aggregate Index±	-2.02%	4.44%	4.55%	5.44%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.65% for Administrative Class shares.

± Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/13)	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,009.60	$1,021.93
Expenses Paid During Period†	$3.29	$3.31
Net Annualized Expense Ratio	0.65%	0.65%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Total Return Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	A focus on the zero- to five-year portion of the U.S. Treasury yield curve contributed to performance as longer-dated yields rose more than shorter-dated maturities.

»	An underweight to the long end of the yield curve, predominantly implemented via interest rate swaps, added to performance as longer term rates rose during the reporting period.

»	Exposure to non-Agency mortgage-backed securities added to returns as prices on these securities rose during the reporting period.

»	An underweight to investment grade credit detracted from performance as the investment grade sector outperformed U.S. Treasuries during the reporting period.

»	An allocation to high yield corporate bonds added to performance as this sector outperformed like-duration U.S. Treasuries during the reporting period.

»	Foreign currency exposure, particularly a short position on the Japanese yen, contributed to performance as the Japanese yen depreciated versus the U.S. dollar during the reporting period.

»	An allocation to U.S. Treasury Inflation-Protected Securities detracted from performance as breakeven inflation fell during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Total Return Portfolio

Selected Per Share Data for the Year Ended:	12/31/2013	12/31/2012	12/31/2011	12/31/2010	12/31/2009

Administrative Class
Net asset value beginning of year	$11.55	$11.02	$11.08	$10.82	$10.31
Net investment income (a)	0.18	0.24	0.26	0.24	0.49
Net realized/unrealized gain (loss)	(0.40)	0.81	0.13	0.63	0.93
Total income (loss) from investment operations	(0.22)	1.05	0.39	0.87	1.42
Dividends from net investment income	(0.25)	(0.30)	(0.29)	(0.27)	(0.57)
Distributions from net realized capital gains	(0.10)	(0.22)	(0.16)	(0.34)	(0.34)
Total distributions	(0.35)	(0.52)	(0.45)	(0.61)	(0.91)
Net asset value end of year	$10.98	$11.55	$11.02	$11.08	$10.82
Total return	(1.96)%	9.59%	3.61%	8.10%	14.04%
Net assets end of year (000s)	$7,756,022	$8,733,829	$7,759,038	$7,260,958	$5,566,064
Ratio of expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.74%
Ratio of expenses to average net assets excluding interest expense	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	1.55%	2.13%	2.32%	2.09%	4.52%
Portfolio turnover rate	305%*	495%*	424%*	484%*	381%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	7

Statement of Assets and Liabilities PIMCO Total Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2013

Assets:
Investments, at value
Investments in securities*	$11,206,211
Investments in Affiliates	412,240
Financial Derivative Instruments
Exchange-traded or centrally cleared	8,859
Over the counter	14,235
Cash	5
Deposits with counterparty	67,334
Foreign currency, at value	2,396
Receivable for investments sold	584,843
Receivable for Portfolio shares sold	61,268
Interest and dividends receivable	47,688
Dividends receivable from Affiliates	805
Other assets	3
12,405,887

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$93,721
Financial Derivative Instruments
Exchange-traded or centrally cleared	5,153
Over the counter	27,068
Payable for investments purchased	2,004,890
Payable for investments in Affiliates purchased	805
Deposits from counterparty	11,340
Payable for Portfolio shares redeemed	8,550
Accrued investment advisory fees	2,173
Accrued supervisory and administrative fees	2,173
Accrued distribution fees	470
Accrued servicing fees	987
Reimbursement to PIMCO	145
2,157,475

Net Assets	$10,248,412

Net Assets Consist of:
Paid in capital	$10,078,898
Undistributed net investment income	193,651
Accumulated undistributed net realized (loss)	(126,539)
Net unrealized appreciation	102,402
$10,248,412

Net Assets:
Institutional Class	$278,698
Administrative Class	7,756,022
Advisor Class	2,213,692

Shares Issued and Outstanding:
Institutional Class	25,391
Administrative Class	706,625
Advisor Class	201,683

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.98
Administrative Class	10.98
Advisor Class	10.98

Cost of Investments in Securities	$11,133,367
Cost of Investments in Affiliates	$412,490
Cost of Foreign Currency Held	$2,402
Cost or Premiums of Financial Derivative Instruments, net	$(6,408)

* Includes repurchase agreements of:	$97,039

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Total Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2013

Investment Income:
Interest	$231,883
Dividends	1,991
Dividends from Investments in Affiliates	4,469
Total Income	238,343

Expenses:
Investment advisory fees	27,069
Supervisory and administrative fees	27,069
Servicing fees - Administrative Class	12,514
Distribution and/or servicing fees - Advisor Class	5,156
Trustees’ fees	211
Interest expense	55
Miscellaneous expense	1
Total Expenses	72,075

Net Investment Income	166,268

Net Realized Gain (Loss):
Investments in securities	(100,953)
Investments in Affiliates	(98)
Exchange-traded or centrally cleared financial derivative instruments	(13,911)
Over the counter financial derivative instruments	57,368
Foreign currency	423
Net Realized (Loss)	(57,171)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(370,556)
Investments in Affiliates	(261)
Exchange-traded or centrally cleared financial derivative instruments	37,426
Over the counter financial derivative instruments	(6,384)
Foreign currency assets and liabilities	(44)
Net Change in Unrealized (Depreciation)	(339,819)
Net (Loss)	(396,990)

Net (Decrease) in Net Assets Resulting from Operations	$(230,722)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	9

Statements of Changes in Net Assets PIMCO Total Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2013	Year Ended December 31, 2012

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$166,268	$216,434
Net realized gain (loss)	(57,171)	420,965
Net change in unrealized appreciation (depreciation)	(339,819)	282,141
Net increase (decrease) resulting from operations	(230,722)	919,540

Distributions to Shareholders:
From net investment income
Institutional Class	(9,647)	(9,004)
Administrative Class	(183,002)	(216,458)
Advisor Class	(43,821)	(36,482)
From net realized capital gains
Institutional Class	(2,443)	(8,692)
Administrative Class	(67,659)	(163,223)
Advisor Class	(19,294)	(33,880)

Total Distributions	(325,866)	(467,739)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(246,420)	1,513,713
Net increase (decrease) in capital	(803,008)	1,965,514

Net Assets:
Beginning of year	11,051,420	9,085,906
End of year*	$10,248,412	$11,051,420

*Including undistributed net investment income of:	$193,651	$206,239

**	See note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Total Return Portfolio

December 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 109.4%

BANK LOAN OBLIGATIONS 0.0%
Biomet, Inc.
3.165% - 3.169% due 03/25/2015		$250	$252

Total Bank Loan Obligations (Cost $249)			252

CORPORATE BONDS & NOTES 15.0%

BANKING & FINANCE 12.3%
AIG Life Holdings, Inc.
8.125% due 03/15/2046		3,200	3,832
Ally Financial, Inc.
2.750% due 01/30/2017		34,000	34,212
3.439% due 02/11/2014		6,100	6,138
3.645% due 06/20/2014		1,600	1,628
4.500% due 02/11/2014		500	503
4.625% due 06/26/2015		6,200	6,468
5.500% due 02/15/2017		12,200	13,267
6.750% due 12/01/2014		7,600	7,971
8.300% due 02/12/2015		11,100	11,960
American Express Bank FSB
6.000% due 09/13/2017		3,600	4,143
American Express Centurion Bank
6.000% due 09/13/2017		3,900	4,476
American International Group, Inc.
4.900% due 06/02/2014	CAD	6,000	5,717
5.050% due 10/01/2015		$12,500	13,401
5.450% due 05/18/2017		1,100	1,230
5.600% due 10/18/2016		6,100	6,802
6.250% due 03/15/2087		2,100	2,111
8.175% due 05/15/2068		3,000	3,645
8.250% due 08/15/2018		18,450	23,114
Australia & New Zealand Banking Group Ltd.
2.125% due 01/10/2014		1,400	1,400
Banco do Brasil S.A.
2.899% due 07/02/2014		7,600	7,654
Banco Santander Brasil S.A.
2.343% due 03/18/2014		1,000	1,000
4.250% due 01/14/2016		1,800	1,865
4.500% due 04/06/2015		13,100	13,526
Bank of America Corp.
0.571% due 08/15/2016		2,800	2,754
1.500% due 10/09/2015		5,500	5,558
6.500% due 08/01/2016		32,700	36,941
Bank of America N.A.
6.000% due 10/15/2036		1,700	1,951
Bank of China Hong Kong Ltd.
5.550% due 02/11/2020		2,100	2,261
Bank of Montreal
2.850% due 06/09/2015		7,200	7,446
Bank of Nova Scotia
1.950% due 01/30/2017		500	513
Banque PSA Finance S.A.
2.146% due 04/04/2014		12,100	12,096
Barclays Bank PLC
10.179% due 06/12/2021		1,900	2,522
BBVA Bancomer S.A.
4.500% due 03/10/2016		3,200	3,408
6.500% due 03/10/2021		6,400	6,784
7.250% due 04/22/2020		6,400	6,944
BBVA U.S. Senior S.A.U.
2.363% due 05/16/2014		39,700	39,954
Bear Stearns Cos. LLC
6.400% due 10/02/2017		25,100	29,143
7.250% due 02/01/2018		12,200	14,615

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BNP Paribas S.A.
1.144% due 01/10/2014	$21,100	$21,104
BPCE S.A.
1.988% due 02/07/2014	5,200	5,208
CIT Group, Inc.
4.750% due 02/15/2015	2,200	2,285
5.250% due 04/01/2014	2,200	2,228
Citigroup, Inc.
0.512% due 06/09/2016	13,100	12,895
1.694% due 01/13/2014	27,700	27,710
4.587% due 12/15/2015	41,900	44,796
4.875% due 05/07/2015	6,100	6,401
5.500% due 10/15/2014	2,399	2,489
Credit Agricole Home Loan SFH
0.992% due 07/21/2014	31,000	31,098
Credit Agricole S.A.
1.692% due 01/21/2014	15,300	15,311
8.375% due 10/13/2019 (c)	1,500	1,710
Credit Suisse
2.200% due 01/14/2014	4,800	4,803
Dexia Credit Local S.A.
0.717% due 04/29/2014	20,500	20,531
2.750% due 04/29/2014	15,100	15,220
Export-Import Bank of India
2.397% due 03/30/2016	5,000	4,910
Export-Import Bank of Korea
4.000% due 01/29/2021	5,100	5,250
4.125% due 09/09/2015	12,000	12,667
5.125% due 06/29/2020	3,300	3,638
5.875% due 01/14/2015	29,900	31,462
8.125% due 01/21/2014	5,000	5,021
Fifth Third Bancorp
0.665% due 12/20/2016	3,000	2,974
Ford Motor Credit Co. LLC
7.000% due 04/15/2015	7,500	8,082
8.000% due 06/01/2014	300	309
8.000% due 12/15/2016	500	592
8.700% due 10/01/2014	3,600	3,816
General Electric Capital Corp.
3.800% due 06/18/2019	6,900	7,232
6.375% due 11/15/2067	9,600	10,452
General Motors Financial Co., Inc.
2.750% due 05/15/2016	4,000	4,060
GSPA Monetization Trust
6.422% due 10/09/2029	16,042	15,754
HBOS PLC
0.942% due 09/06/2017	7,700	7,444
HSBC Bank PLC
2.000% due 01/19/2014	2,900	2,902
ING Bank NV
1.642% due 06/09/2014	7,200	7,240
International Lease Finance Corp.
5.750% due 05/15/2016	1,900	2,040
6.750% due 09/01/2016	4,500	5,040
Intesa Sanpaolo SpA
2.638% due 02/24/2014	11,600	11,634
JPMorgan Chase & Co.
4.750% due 03/01/2015	18,900	19,779
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017	11,000	12,591
Korea Development Bank
8.000% due 01/23/2014	3,000	3,013
Korea Exchange Bank
3.125% due 06/26/2017	5,200	5,340
Korea Finance Corp.
3.250% due 09/20/2016	2,400	2,509

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LBG Capital PLC
7.588% due 05/12/2020	GBP	100	$176
7.869% due 08/25/2020		200	354
8.000% due 06/15/2020 (c)		$6,000	6,427
8.500% due 12/17/2021 (c)		1,100	1,178
Lloyds Bank PLC
12.000% due 12/16/2024 (c)		32,400	44,022
Macquarie Group Ltd.
7.300% due 08/01/2014		22,075	22,887
Merrill Lynch & Co., Inc.
6.875% due 04/25/2018		17,100	20,229
Morgan Stanley
0.724% due 10/15/2015		700	699
6.000% due 04/28/2015		38,480	40,996
National Australia Bank Ltd.
0.966% due 04/11/2014		26,400	26,451
National Bank of Canada
2.200% due 10/19/2016		2,500	2,582
Nationwide Building Society
6.250% due 02/25/2020		3,600	4,121
Nordea Bank AB
2.125% due 01/14/2014		2,300	2,301
Nordea Eiendomskreditt A/S
0.663% due 04/07/2015		20,100	20,120
Petrobras Global Finance BV
2.384% due 01/15/2019		2,400	2,358
3.000% due 01/15/2019		2,200	2,063
QNB Finance Ltd.
3.125% due 11/16/2015		3,000	3,101
Rabobank Group
6.875% due 03/19/2020	EUR	7,600	11,876
RCI Banque S.A.
2.116% due 04/11/2014		$41,600	41,730
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (c)		21,900	23,542
Sberbank of Russia Via SB Capital S.A.
5.400% due 03/24/2017		500	537
5.499% due 07/07/2015		13,100	13,886
SLM Corp.
0.538% due 01/27/2014		1,650	1,648
5.000% due 04/15/2015		5,000	5,244
6.250% due 01/25/2016		1,900	2,059
8.450% due 06/15/2018		13,600	15,895
Springleaf Finance Corp.
6.900% due 12/15/2017		64,200	70,492
SSIF Nevada LP
0.944% due 04/14/2014		68,400	68,522
State Bank of India
4.500% due 07/27/2015		6,000	6,177
SteelRiver Transmission Co. LLC
4.710% due 06/30/2017		7,218	7,467
Stone Street Trust
5.902% due 12/15/2015		9,500	10,187
Temasek Financial Ltd.
4.300% due 10/25/2019		2,100	2,296
Turkiye Garanti Bankasi A/S
2.742% due 04/20/2016		3,100	3,015
UBS AG
1.238% due 01/28/2014		1,395	1,396
Vnesheconombank Via VEB Finance PLC
5.450% due 11/22/2017		2,400	2,577
Wells Fargo Capital
5.950% due 12/01/2086		15,900	15,765

			1,262,869

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	11

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 1.7%
Altria Group, Inc.
7.750% due 02/06/2014	$8,680	$8,737
Amgen, Inc.
1.875% due 11/15/2014	2,000	2,023
Anheuser-Busch InBev Worldwide, Inc.
0.788% due 01/27/2014	26,800	26,810
Braskem Finance Ltd.
5.750% due 04/15/2021	2,700	2,659
Con-way, Inc.
7.250% due 01/15/2018	2,600	2,990
CSN Islands Corp.
6.875% due 09/21/2019	2,700	2,815
CSN Resources S.A.
6.500% due 07/21/2020	15,400	15,651
Daimler Finance North America LLC
1.300% due 07/31/2015	11,375	11,446
General Mills, Inc.
0.588% due 05/16/2014	3,000	3,003
Gerdau Holdings, Inc.
7.000% due 01/20/2020	1,300	1,424
Gerdau Trade, Inc.
5.750% due 01/30/2021	4,900	5,022
GTL Trade Finance, Inc.
7.250% due 10/20/2017	1,400	1,580
HCA, Inc.
7.875% due 02/15/2020	10,000	10,762
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015	3,600	3,819
Noble Group Ltd.
4.875% due 08/05/2015	700	731
6.625% due 08/05/2020	2,900	3,005
Northwest Airlines Pass-Through Trust
7.150% due 04/01/2021	5,770	6,246
Petrobras International Finance Co.
7.875% due 03/15/2019	38,300	43,554
Reliance Holdings USA, Inc.
4.500% due 10/19/2020	4,600	4,546
Rohm & Haas Co.
6.000% due 09/15/2017	1,062	1,205
WM Wrigley Jr. Co.
3.700% due 06/30/2014	11,243	11,417

		169,445

UTILITIES 1.0%
Entergy Corp.
3.625% due 09/15/2015	12,200	12,590
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015	2,300	2,452
6.212% due 11/22/2016	1,100	1,216
8.146% due 04/11/2018	5,600	6,622
Gazprom OAO Via White Nights Finance BV
10.500% due 03/25/2014	800	820
Majapahit Holding BV
7.250% due 06/28/2017	4,700	5,170
7.750% due 10/17/2016	3,405	3,754
7.750% due 01/20/2020	3,100	3,418
8.000% due 08/07/2019	5,100	5,718
Novatek OAO via Novatek Finance Ltd.
5.326% due 02/03/2016	2,000	2,132
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021	13,230	13,627
Qtel International Finance Ltd.
3.375% due 10/14/2016	11,300	11,865
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	800	854
6.750% due 09/30/2019	2,000	2,360

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Rosneft Finance S.A.
6.625% due 03/20/2017	$1,000	$1,110
7.875% due 03/13/2018	4,800	5,568
Verizon Communications, Inc.
1.993% due 09/14/2018	4,400	4,632
2.500% due 09/15/2016	5,500	5,691
3.650% due 09/14/2018	14,700	15,570

		105,169

Total Corporate Bonds & Notes (Cost $1,453,255)		1,537,483

MUNICIPAL BONDS & NOTES 4.7%

CALIFORNIA 2.5%
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	2,200	2,432
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	2,700	3,281
7.043% due 04/01/2050	8,600	10,617
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	2,200	2,309
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	17,900	22,856
7.550% due 04/01/2039	2,000	2,589
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	5,800	7,647
7.625% due 03/01/2040	18,600	24,345
7.700% due 11/01/2030	100	116
7.950% due 03/01/2036	29,300	33,901
California Statewide Communities Development Authority Revenue Bonds, Series 2010
7.550% due 05/15/2040	8,200	9,851
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.125% due 06/01/2047	1,400	949
Irvine Ranch Water District Joint Powers Agency, California Revenue Notes, Series 2012
2.388% due 03/15/2014	15,865	15,877
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039	8,200	8,744
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	1,200	1,428
7.618% due 08/01/2040	15,400	18,032
Los Angeles Unified School District, California General Obligation Bonds, (AGM Insured), Series 2007
4.500% due 07/01/2023	7,700	8,309
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	8,100	9,964
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	2,000	2,125
Palomar Community College District, California General Obligation Bonds, (BABs), Series 2010
7.194% due 08/01/2045	1,300	1,428
Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	400	431
7.021% due 08/01/2040	700	760

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	$11,800	$14,993
San Francisco, California Public Utilities Commission Water Revenue Bonds, (BABs), Series 2010
6.950% due 11/01/2050	26,285	33,159
Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2006
5.125% due 06/01/2046	655	445
University of California Revenue Bonds, (BABs), Series 2010
6.398% due 05/15/2031	9,500	10,712
6.548% due 05/15/2048	4,700	5,487

		252,787

COLORADO 0.0%
Colorado Health Facilities Authority Revenue Bonds, (AGM Insured), Series 2006
5.000% due 09/01/2036	3,900	3,868

ILLINOIS 0.0%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	2,400	2,501

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	745	725

MISSISSIPPI 0.0%
Mississippi Development Bank Revenue Bonds, (BABs), Series 2010
6.313% due 01/01/2033	2,300	2,467

NEBRASKA 0.1%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	6,500	6,872

NEVADA 0.1%
Clark County, Nevada Airport System Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	4,100	5,002

NEW JERSEY 0.4%
New Jersey Economic Development Authority Revenue Bonds, (AGM Insured), Series 1997
0.000% due 02/15/2024	22,540	13,044
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2009
7.414% due 01/01/2040	18,500	24,377

		37,421

NEW YORK 0.5%
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2027	2,800	3,055
New York City, New York General Obligation Bonds, (BABs), Series 2010
6.646% due 12/01/2031	26,300	28,965
New York City, New York Water & Sewer System Revenue Bonds, (BABs), Series 2010
5.882% due 06/15/2044	2,100	2,397
6.282% due 06/15/2042	2,100	2,266

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 12/15/2030	$9,500	$10,208
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	2,500	2,694

		49,585

OHIO 0.4%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	29,100	38,415
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.500% due 06/01/2047	3,600	2,911

		41,326

TEXAS 0.5%
Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	20,700	23,429
JPMorgan Chase Putters/Drivers Trust, Texas General Obligation Bonds, (PSF/GTD Insured), Series 2008
8.550% due 02/15/2031	3,390	4,183
JPMorgan Chase Putters/Drivers Trust, Texas Revenue Bonds, Series 2008
8.467% due 02/01/2027	2,575	3,124
8.551% due 10/01/2031	6,240	7,309
San Antonio, Texas City Public Service Board Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	14,800	16,641

		54,686

WASHINGTON 0.2%
Energy Northwest, Washington Revenue Notes, Series 2012
2.803% due 07/01/2021	20,000	19,358

WISCONSIN 0.0%
Wisconsin State Revenue Bonds, (AGM Insured), Series 2008
5.050% due 05/01/2018	3,200	3,502

Total Municipal Bonds & Notes (Cost $453,980)		480,100

U.S. GOVERNMENT AGENCIES 36.6%
Fannie Mae
0.225% due 12/25/2036 - 07/25/2037	2,888	2,738
0.415% due 05/25/2037	549	548
0.475% due 04/25/2037	2,414	2,414
0.515% due 03/25/2044	1,817	1,755
0.575% due 09/25/2035	1,077	1,080
0.615% due 09/25/2035	6,048	6,060
0.865% due 10/25/2037	1,464	1,471
0.875% due 08/28/2017 - 05/21/2018	44,600	43,744
1.065% due 07/25/2039	822	830
1.125% due 04/27/2017	21,900	21,996
1.250% due 01/30/2017	5,200	5,265
1.344% due 06/01/2043 - 07/01/2044	1,980	2,022
1.544% due 09/01/2040	6	6
1.700% due 04/01/2035	3,322	3,463
1.875% due 09/18/2018	2,100	2,115
2.103% due 08/01/2035	1,041	1,103

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.295% due 01/01/2025	$10	$10
2.310% due 08/01/2022	4,700	4,435
2.339% due 09/01/2039	25	26
2.340% due 11/01/2025	1	1
2.369% due 05/25/2035	338	349
2.475% due 04/01/2019	14,800	15,093
2.500% due 08/01/2022	5,217	5,328
2.670% due 08/01/2022	783	756
2.870% due 09/01/2027	6,700	5,812
3.000% due 09/01/2020 - 01/01/2029	93,051	95,258
3.330% due 11/01/2021	1,351	1,374
3.500% due 12/01/2025 - 11/01/2043	253,805	255,469
3.835% due 10/01/2032	508	518
3.962% due 11/01/2035	96	100
4.000% due 01/01/2026 - 01/01/2044	524,253	539,897
4.000% due 02/01/2044	224,500	230,463
4.412% due 12/01/2036	815	865
4.500% due 08/01/2018 - 02/01/2044	1,184,185	1,255,702
4.501% due 07/01/2019	29,328	32,210
4.595% due 09/01/2034	568	604
4.992% due 09/01/2035	242	258
5.000% due 02/13/2017 - 01/01/2044	153,983	167,647
5.169% due 08/01/2035	478	514
5.375% due 06/12/2017	8,100	9,267
5.500% due 09/01/2017 - 01/01/2044	235,276	258,952
6.000% due 09/01/2016 - 05/01/2041	197,009	218,653
6.500% due 11/01/2034	66	74
7.000% due 04/25/2023 - 06/01/2032	881	1,017
Freddie Mac
0.317% due 07/15/2019	1,258	1,256
0.467% due 05/15/2036	2,113	2,115
0.617% due 11/15/2030	10	10
0.667% due 09/15/2030	10	10
0.867% due 08/15/2037	17,505	17,583
0.875% due 03/07/2018	3,300	3,208
0.887% due 05/15/2037	508	509
1.000% due 03/08/2017 - 09/29/2017	184,000	183,332
1.250% due 05/12/2017 - 10/02/2019	43,300	41,652
1.342% due 02/25/2045	320	324
1.750% due 05/30/2019	2,800	2,753
2.482% due 07/01/2027 - 01/01/2028	1	2
2.533% due 07/01/2030	1	1
3.750% due 03/27/2019	2,000	2,182
4.000% due 04/01/2029 - 01/01/2044	139,449	143,503
4.500% due 03/01/2029 - 01/01/2044	120,931	128,370
5.500% due 08/23/2017 - 10/01/2038	8,381	9,213
6.000% due 07/01/2016 - 01/01/2044	11,543	12,759
6.500% due 06/01/2016 - 10/01/2037	145	160
7.000% due 06/15/2023	423	475
7.500% due 07/15/2030 - 03/01/2032	92	107
8.500% due 08/01/2024	5	6

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ginnie Mae
0.767% due 02/16/2030	$90	$91
1.625% due 04/20/2026 - 02/20/2032	312	325
2.000% due 07/20/2030	4	4
6.000% due 12/15/2038 - 11/15/2039	102	113
7.000% due 11/20/2029	41	43
Small Business Administration
5.130% due 09/01/2023	22	24
6.290% due 01/01/2021	34	37
7.500% due 04/01/2017	101	107

Total U.S. Government Agencies (Cost $3,744,230)		3,747,536

U.S. TREASURY OBLIGATIONS 37.1%
U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2017 (i)	6,786	6,980
0.125% due 01/15/2022	163,447	157,049
0.125% due 07/15/2022	104,199	99,799
0.375% due 07/15/2023	20,172	19,444
0.625% due 07/15/2021	36,060	36,608
1.125% due 01/15/2021	49,431	51,951
1.250% due 07/15/2020	26,130	27,961
1.750% due 01/15/2028	69,675	74,571
2.000% due 01/15/2026	56,952	63,087
2.375% due 01/15/2025	98,747	113,529
2.375% due 01/15/2027	34,279	39,487
2.500% due 01/15/2029	30,567	35,887
3.625% due 04/15/2028	11,696	15,466
3.875% due 04/15/2029	31,396	43,019
U.S. Treasury Notes
0.250% due 12/31/2015	4,100	4,089
0.375% due 01/15/2016	30,200	30,191
0.500% due 12/15/2016 (e)	508,100	506,016
0.500% due 07/31/2017	33,300	32,595
0.625% due 07/15/2016	14,000	14,017
0.625% due 10/15/2016	88,100	87,938
0.625% due 11/15/2016 (e)	355,100	354,018
0.625% due 05/31/2017 (i)	66,178	65,320
0.625% due 08/31/2017	15,700	15,406
0.750% due 12/31/2017	15,600	15,251
0.750% due 02/28/2018	160,900	156,620
0.750% due 03/31/2018	41,400	40,215
0.875% due 09/15/2016	58,700	59,051
0.875% due 12/31/2016	31,600	31,674
0.875% due 01/31/2017	49,500	49,554
0.875% due 02/28/2017	53,400	53,392
0.875% due 04/30/2017	83,800	83,551
1.000% due 08/31/2016	5,900	5,955
1.000% due 03/31/2017	491,600	492,733
1.250% due 10/31/2018	207,800	203,620
1.250% due 11/30/2018	379,300	370,988
1.375% due 07/31/2018	4,000	3,962
1.500% due 07/31/2016	12,600	12,888
1.500% due 08/31/2018 (g)(i)	297,800	296,160
1.500% due 12/31/2018	13,700	13,539
1.750% due 05/31/2016	3,700	3,807
3.000% due 02/28/2017	3,000	3,197
3.125% due 01/31/2017	1,500	1,604
3.250% due 03/31/2017	8,100	8,706

Total U.S. Treasury Obligations (Cost $3,881,756)		3,800,895

MORTGAGE-BACKED SECURITIES 4.7%
American Home Mortgage Investment Trust
2.355% due 02/25/2045	1,263	1,253

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	13

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Arran Residential Mortgages Funding PLC
1.617% due 05/16/2047	EUR	8,504	$11,865
Banc of America Commercial Mortgage Trust
5.451% due 01/15/2049		$11,600	12,571
5.734% due 05/10/2045		6,400	6,987
Banc of America Funding Corp.
2.632% due 05/25/2035		1,480	1,502
6.000% due 03/25/2037 ^		9,993	8,870
Banc of America Mortgage Trust
2.875% due 05/25/2033		1,935	1,913
6.500% due 10/25/2031		140	149
BCAP LLC Trust
5.222% due 03/26/2037		1,284	1,185
Bear Stearns Adjustable Rate Mortgage Trust
2.363% due 02/25/2033		14	14
2.380% due 02/25/2036		214	212
2.572% due 04/25/2033		267	272
2.588% due 01/25/2035		788	764
2.743% due 11/25/2030		1	2
2.747% due 11/25/2034		4,249	4,176
2.761% due 01/25/2034		646	649
2.830% due 04/25/2034		1,222	1,207
2.838% due 02/25/2033		48	44
2.912% due 07/25/2034		1,416	1,365
3.082% due 11/25/2034		994	1,013
5.249% due 01/25/2035		438	446
Bear Stearns Alt-A Trust
2.649% due 05/25/2035		3,400	3,239
2.708% due 09/25/2035		2,030	1,784
Bear Stearns Commercial Mortgage Securities Trust
5.331% due 02/11/2044		1,000	1,088
5.700% due 06/11/2050		7,800	8,779
5.703% due 06/11/2050		6,396	6,611
Bear Stearns Structured Products, Inc.
2.502% due 01/26/2036		4,136	3,160
2.591% due 12/26/2046		2,326	1,407
Chase Mortgage Finance Trust
4.834% due 01/25/2036 ^		5,956	5,646
Citigroup Mortgage Loan Trust, Inc.
2.510% due 10/25/2035		616	604
2.630% due 05/25/2035		2,142	2,057
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% due 12/11/2049		1,600	1,755
Countrywide Alternative Loan Trust
0.335% due 05/25/2047		4,347	3,723
0.345% due 05/25/2047		3,035	2,466
0.355% due 09/25/2046 ^		41,690	30,344
0.365% due 05/25/2036		11,425	8,808
6.000% due 02/25/2037 ^		14,924	11,215
Countrywide Home Loan Mortgage Pass-Through Trust
2.417% due 02/20/2036		824	731
2.504% due 11/25/2034		2,690	2,493
2.526% due 02/20/2035		4,520	4,344
6.000% due 03/25/2037 ^		5,111	4,636
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		6,225	6,702
5.383% due 02/15/2040		516	558
Credit Suisse First Boston Mortgage Securities Corp.
4.828% due 06/25/2032		20	19
Deutsche ALT-A Securities, Inc.
0.665% due 02/25/2035		765	704
Epic Opera Arlington Ltd.
0.764% due 07/28/2016	GBP	4,428	7,311
First Horizon Alternative Mortgage Securities
2.238% due 09/25/2035		$106	93
2.250% due 08/25/2035		6,588	5,917

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
First Horizon Mortgage Pass-Through Trust
2.583% due 10/25/2035		$6,848	$5,990
First Nationwide Mortgage-Backed Pass-Through Trust
6.750% due 08/21/2031		2	2
Granite Master Issuer PLC
0.367% due 12/20/2054		2,989	2,958
0.809% due 12/20/2054	GBP	3,015	4,953
Granite Mortgages PLC
0.578% due 09/20/2044	EUR	291	400
0.604% due 01/20/2044		294	404
0.897% due 01/20/2044	GBP	446	735
0.904% due 09/20/2044		2,316	3,810
Greenpoint Mortgage Pass-Through Certificates
2.792% due 10/25/2033		$1,608	1,593
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042		400	411
5.317% due 06/10/2036		340	342
5.444% due 03/10/2039		3,400	3,740
GS Mortgage Securities Trust
5.396% due 08/10/2038		701	708
GSR Mortgage Loan Trust
2.648% due 09/25/2035		7,209	7,178
5.032% due 11/25/2035		2,101	2,068
HarborView Mortgage Loan Trust
0.356% due 01/19/2038		6,865	5,633
0.386% due 05/19/2035		648	570
0.416% due 01/19/2036		13,508	9,039
0.496% due 01/19/2035		6,596	4,720
0.916% due 10/19/2035		4,842	4,094
2.746% due 07/19/2035		2,626	2,274
Holmes Master Issuer PLC
1.577% due 10/15/2054	EUR	3,582	4,950
IndyMac Adjustable Rate Mortgage Trust
1.782% due 01/25/2032		$2	2
IndyMac Mortgage Loan Trust
0.375% due 04/25/2046		7,382	5,734
JPMorgan Chase Commercial Mortgage Securities Trust
4.158% due 01/12/2039		1,906	1,911
5.336% due 05/15/2047		6,800	7,454
5.420% due 01/15/2049		20,956	23,021
5.882% due 02/15/2051		1,770	1,984
JPMorgan Commercial Mortgage-Backed Securities Trust
5.683% due 03/18/2051		10,252	11,176
JPMorgan Mortgage Trust
2.288% due 06/25/2035		941	938
2.665% due 10/25/2036		10,000	8,362
2.722% due 08/25/2034		9,703	9,693
3.554% due 02/25/2035		617	621
5.750% due 01/25/2036 ^		1,216	1,118
MASTR Adjustable Rate Mortgages Trust
0.879% due 01/25/2047 ^		6,533	4,169
Merrill Lynch Floating Trust
0.706% due 07/09/2021		7,622	7,607
Merrill Lynch Mortgage Investors Trust
0.375% due 02/25/2036		2,670	2,449
0.415% due 11/25/2035		368	339
1.165% due 10/25/2035		1,026	1,010
2.124% due 04/25/2035		10,532	9,974
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		5,500	6,059
Morgan Stanley Capital Trust
5.610% due 04/15/2049		3,179	3,202
Morgan Stanley Re-REMIC Trust
5.804% due 08/12/2045		2,200	2,408
Prime Mortgage Trust
0.565% due 02/25/2019		4	4
0.565% due 02/25/2034		223	211

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.665% due 02/25/2035		$8,847	$8,160
Residential Accredit Loans, Inc. Trust
0.265% due 05/25/2037		16,407	11,107
0.350% due 08/25/2036		11,816	8,703
3.590% due 12/25/2035		973	777
Residential Asset Securitization Trust
0.615% due 10/25/2035		3,776	3,285
Residential Funding Mortgage Securities, Inc. Trust
5.500% due 11/25/2035		4,200	3,966
6.000% due 06/25/2037 ^		7,632	6,626
Silenus European Loan Conduit Ltd.
0.368% due 05/15/2019	EUR	462	618
Structured Adjustable Rate Mortgage Loan Trust
0.365% due 04/25/2047		$4,473	3,170
5.038% due 05/25/2036		1,285	1,282
5.054% due 07/25/2035 ^		623	552
Structured Asset Mortgage Investments Trust
0.416% due 07/19/2035		4,059	3,988
0.826% due 09/19/2032		59	57
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.125% due 07/25/2032		6	6
2.516% due 02/25/2032		7	8
Suntrust Adjustable Rate Mortgage Loan Trust
4.421% due 02/25/2037 ^		6,201	5,191
Thornburg Mortgage Securities Trust
5.750% due 06/25/2047		31,294	29,339
Wachovia Bank Commercial Mortgage Trust
0.247% due 06/15/2020		1,968	1,949
5.509% due 04/15/2047		3,200	3,499
Wachovia Mortgage Loan Trust LLC
2.790% due 05/20/2036 ^		10,226	8,731
WaMu Mortgage Pass-Through Certificates
0.455% due 10/25/2045		696	650
0.485% due 01/25/2045		6,666	6,435
1.343% due 11/25/2042		326	308
1.543% due 08/25/2042		788	732
4.256% due 12/25/2036 ^		831	746
4.784% due 07/25/2037 ^		6,260	5,748
Wells Fargo Mortgage-Backed Securities Trust
2.615% due 12/25/2034		1,660	1,682
2.615% due 01/25/2035		2,152	2,135
2.628% due 03/25/2036		3,188	3,189

Total Mortgage-Backed Securities (Cost $449,501)			481,310

ASSET-BACKED SECURITIES 2.2%
Accredited Mortgage Loan Trust
0.295% due 02/25/2037		6,061	5,648
Amortizing Residential Collateral Trust
0.705% due 06/25/2032		150	143
Bear Stearns Asset-Backed Securities Trust
0.255% due 06/25/2047		46	46
0.315% due 11/25/2036		20,874	14,669
0.325% due 08/25/2036		2,736	1,865
Concord Real Estate CDO Ltd.
0.445% due 12/25/2046		4,343	4,322
Countrywide Asset-Backed Certificates
0.295% due 11/25/2037		20,804	20,427
Credit-Based Asset Servicing and Securitization LLC
0.225% due 11/25/2036		187	101
EMC Mortgage Loan Trust
0.905% due 05/25/2040		225	202
First Franklin Mortgage Loan Trust
0.655% due 09/25/2035		2,800	2,524
Fremont Home Loan Trust
0.225% due 01/25/2037		104	52

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Gracechurch Card Funding PLC
1.069% due 01/15/2016	EUR	26,300	$36,186
Hillmark Funding
0.489% due 05/21/2021		$24,100	23,489
HSBC Home Equity Loan Trust
0.457% due 01/20/2034		3,113	3,098
JPMorgan Mortgage Acquisition Trust
0.225% due 03/25/2047		938	900
Lafayette CLO Ltd.
1.642% due 09/06/2022		4,578	4,575
Lehman XS Trust
0.345% due 06/25/2036		6,668	4,585
Long Beach Mortgage Loan Trust
0.725% due 10/25/2034		156	149
3.165% due 11/25/2032		50	42
MASTR Asset-Backed Securities Trust
0.405% due 03/25/2036		7,515	4,067
0.455% due 12/25/2035		10,000	8,586
Morgan Stanley ABS Capital, Inc. Trust
0.415% due 08/25/2036		20,000	10,702
NovaStar Mortgage Funding Trust
0.405% due 11/25/2036		4,436	1,969
Penta CLO S.A.
0.551% due 06/04/2024	EUR	2,324	3,080
Residential Asset Securities Corp. Trust
0.325% due 06/25/2036		$9,833	9,209
0.365% due 02/25/2036		2,281	2,234
0.745% due 05/25/2035		1,397	1,306
Securitized Asset-Backed Receivables LLC Trust
0.295% due 05/25/2037 ^		1,887	1,164
Sherwood Castle Funding PLC
0.487% due 03/15/2016	EUR	12,000	16,499
SLM Student Loan Trust
0.537% due 12/15/2023		14,768	20,012
2.817% due 12/16/2019		$1,900	1,930
Structured Asset Securities Corp.
0.335% due 12/25/2036		9,900	7,280
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
0.745% due 01/25/2033		37	34
Washington Mutual Asset-Backed Certificates Trust
0.405% due 05/25/2036		15,000	9,490
Wells Fargo Home Equity Asset-Backed Securities Trust
0.755% due 11/25/2035		1,800	1,532

Total Asset-Backed Securities (Cost $210,726)			222,117

SOVEREIGN ISSUES 4.6%
Autonomous Community of Valencia
4.375% due 07/16/2015	EUR	700	987
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		$3,200	3,240
4.125% due 09/15/2017	EUR	2,300	3,289
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2017	BRL	22,000	6,569
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017		2,300	924
Italy Buoni Poliennali Del Tesoro
2.500% due 03/01/2015	EUR	14,300	20,024
2.750% due 12/01/2015		31,300	44,302
3.000% due 11/01/2015		34,600	49,128
3.750% due 08/01/2015		1,500	2,145
4.500% due 07/15/2015		1,800	2,601
6.000% due 11/15/2014		2,200	3,162
Italy Certificati Di Credito Del Tesoro
0.000% due 12/31/2014		7,700	10,503
0.000% due 06/30/2015		11,600	15,692

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Junta de Castilla y Leon
6.270% due 02/19/2018	EUR	9,700	$14,951
6.505% due 03/01/2019		7,400	11,682
Korea Housing Finance Corp.
4.125% due 12/15/2015		$2,100	2,219
Mexico Government International Bond
10.000% due 12/05/2024	MXN	176,000	17,246
Province of Ontario
1.000% due 07/22/2016		$2,500	2,510
1.600% due 09/21/2016		300	306
1.650% due 09/27/2019		2,800	2,688
3.000% due 07/16/2018		3,700	3,884
3.150% due 06/02/2022	CAD	14,200	13,159
4.000% due 10/07/2019		$700	758
4.000% due 06/02/2021	CAD	26,500	26,446
4.200% due 03/08/2018		1,100	1,120
4.200% due 06/02/2020		12,500	12,730
4.300% due 03/08/2017		900	916
4.400% due 06/02/2019		8,000	8,237
4.400% due 04/14/2020		$600	659
5.500% due 06/02/2018	CAD	2,300	2,459
Province of Quebec
2.750% due 08/25/2021		$17,100	16,502
3.500% due 07/29/2020		3,000	3,115
3.500% due 12/01/2022	CAD	17,100	16,102
4.250% due 12/01/2021		31,200	31,394
4.500% due 12/01/2017		700	720
4.500% due 12/01/2019		800	827
4.500% due 12/01/2020		2,500	2,580
Spain Government International Bond
2.750% due 03/31/2015	EUR	1,700	2,385
3.150% due 01/31/2016		32,800	46,580
3.300% due 10/31/2014		100	140
3.750% due 10/31/2015		34,200	49,054
4.000% due 07/30/2015		15,400	21,995

Total Sovereign Issues (Cost $476,830)			475,930

		SHARES
PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%
DG Funding Trust
0.554% due 01/30/2014 (c)		1,239	8,773
GMAC Capital Trust
8.125% due 02/15/2040		500,000	13,370

Total Preferred Securities (Cost $26,130)			22,143

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 4.3%

CERTIFICATES OF DEPOSIT 0.5%
Banco do Brasil S.A.
0.000% due 01/24/2014		$6,100	6,095
Itau Unibanco Holding S.A.
0.000% due 10/31/2014		$45,200	$44,701

			50,796

COMMERCIAL PAPER 0.2%
Ford Motor Credit Co.
0.850% due 06/16/2014		3,400	3,391
0.880% due 07/14/2014		7,400	7,377
0.900% due 08/05/2014		7,500	7,473

			18,241

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS (d) 0.9%
			$97,039

ITALY TREASURY BILLS 2.5%
0.872% due 09/12/2014 - 11/14/2014 (a)	EUR	186,500	255,003

MEXICO TREASURY BILLS 0.0%
3.478% due 01/23/2014 - 02/06/2014 (a)	MXN	200	15

SPAIN TREASURY BILLS 0.0%
0.858% due 10/17/2014 (a)	EUR	200	273

U.S. TREASURY BILLS 0.2%
0.113% due 01/16/2014 - 12/11/2014 (a)(e)(i)		$17,093	17,078

Total Short-Term Instruments (Cost $436,710)			438,445

Total Investments in Securities (Cost $11,133,367)			11,206,211

		SHARES
INVESTMENTS IN AFFILIATES 4.0%

SHORT-TERM INSTRUMENTS 4.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.0%
PIMCO Short-Term Floating NAV Portfolio		1,715	17
PIMCO Short-Term Floating NAV Portfolio III		41,267,659	412,223

Total Short-Term Instruments (Cost $412,490)			412,240

Total Investments in Affiliates (Cost $412,490)			412,240

Total Investments 113.4% (Cost $11,545,857)			$11,618,451

Financial Derivative Instruments (f)(h) (0.1%) (Cost or Premiums, net $(6,408))			(9,127)

Other Assets and Liabilities, net (13.3%)			(1,360,912)

Net Assets 100.0%			$10,248,412

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	15

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity, date shown represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.010%	12/31/2013	01/02/2014	$93,600	U.S. Treasury Notes 0.625% - 2.375% due 11/30/2017 - 12/31/2020	$(95,362)	$93,600	$93,600
SSB	0.000%	12/31/2013	01/02/2014	3,439	Freddie Mac 2.100% due 10/17/2022	(3,509)	3,439	3,439

Total Repurchase Agreements						$(98,871)	$97,039	$97,039

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	(0.540%)	12/31/2013	01/02/2014	$(50,807)	$(50,807)
	(0.350%)	12/31/2013	01/02/2014	(22,954)	(22,954)
	(0.240%)	12/31/2013	01/02/2014	(19,960)	(19,960)

Total Sale-Buyback Transactions					$(93,721)

(2)

As of December 31, 2013, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended December 31, 2013 was $84,367 at a weighted average interest rate of (0.328%).

(3)	Payable for sale-buyback transactions includes $3 of deferred price drop on sale-buyback transactions.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2013:

(e)	Securities with an aggregate market value of $100,193 have been pledged as collateral under the terms of the following master agreements as of December 31, 2013.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BCY	$93,600	$0	$0	$0	$93,600	$(95,362)	$(1,762)
SSB	3,439	0	0	0	3,439	(3,509)	(70)

Master Securities Forward Transaction Agreement
BCY	0	0	(93,721)	0	(93,721)	93,630	(91)
BOA	0	0	0	0	0	1,290	1,290
DEU	0	0	0	0	0	70	70
FOB	0	0	0	0	0	3,048	3,048
GRE	0	0	0	0	0	280	280
GSC	0	0	0	0	0	660	660
JPS	0	0	0	0	0	340	340
MSC	0	0	0	0	0	(1,724)	(1,724)
SAL	0	0	0	0	0	(434)	(434)
WFS	0	0	0	0	0	350	350

Total Borrowings and Other Financing Transactions	$97,039	$0	$(93,721)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CME 3-Year Mid-Curve on Eurodollar March Futures	$97.375	03/14/2014	864	$(304)	$(432)

Total Written Options				$(304)	$(432)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor December Futures	Long	12/2014	289	$(59)	$15	$(30)
3-Month Euribor June Futures	Long	06/2015	289	(119)	20	(40)
3-Month Euribor March Futures	Long	03/2015	289	(89)	15	(35)
3-Month Euribor September Futures	Long	09/2015	289	(150)	19	(45)
90-Day Eurodollar December Futures	Long	12/2014	1,692	(80)	0	(42)
90-Day Eurodollar December Futures	Long	12/2015	16,852	(3,433)	0	(843)
90-Day Eurodollar December Futures	Long	12/2016	241	(178)	0	(18)
90-Day Eurodollar June Futures	Long	06/2015	5,127	(1,203)	0	(192)
90-Day Eurodollar June Futures	Long	06/2016	1,144	(681)	0	(57)
90-Day Eurodollar March Futures	Long	03/2015	227	14	0	(6)
90-Day Eurodollar March Futures	Long	03/2016	5,946	(3,477)	0	(297)
90-Day Eurodollar September Futures	Long	09/2015	7,448	316	0	(372)
90-Day Eurodollar September Futures	Long	09/2016	3,660	232	0	(229)
U.S. Treasury 5-Year Note March Futures	Long	03/2014	8,312	(12,852)	0	(779)
U.S. Treasury 10-Year Note March Futures	Long	03/2014	2,892	(6,601)	0	(497)

Total Futures Contracts				$(28,360)	$69	$(3,482)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	10/15/2017	$ 130,400	$(1,809)	$(1,656)	$0	$(121)
Pay	3-Month USD-LIBOR	1.500%	03/18/2016	1,221,100	8,087	66	0	(319)
Pay	3-Month USD-LIBOR	1.500%	12/16/2016	903,900	(948)	(1,670)	0	(281)
Pay	3-Month USD-LIBOR	3.000%	09/21/2017	782,900	3,822	(3,569)	0	(518)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	34,800	(2,147)	6,989	473	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	378,600	82,388	57,658	4,339	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043	283,400	22,500	8,915	3,614	0
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY 11,470,000	(1,217)	(1,807)	364	0

					$110,676	$64,926	$8,790	$(1,239)

Total Swap Agreements					$110,676	$64,926	$8,790	$(1,239)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2013:

(g)	Securities with an aggregate market value of $14,801 and cash of $67,334 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2013. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$69	$8,790	$8,859	$(432)	$(3,482)	$(1,239)	$(5,153)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	17

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BPS	02/2014		JPY	1,672,900	$		16,242	$353	$0
	02/2014		MXN	99			8	0	0
	03/2014		EUR	104,327			137,500	0	(6,020)
	03/2014	$		1,194		MXN	15,563	0	(8)
	04/2014		EUR	200	$		253	0	(22)
	06/2014			300			379	0	(33)
	07/2014			200			253	0	(22)
	08/2014			300			380	0	(33)

BRC	01/2014		BRL	208			89	1	0
	01/2014	$		89		BRL	208	0	(1)
	03/2014		GBP	10,699	$		17,506	0	(203)

CBK	01/2014		BRL	296			126	1	0
	01/2014		EUR	2,413			3,294	0	(26)
	01/2014	$		127		BRL	296	0	(2)
	01/2014			14,222		EUR	10,485	203	0
	02/2014		EUR	122,125	$		167,602	0	(403)
	04/2014			1,400			1,774	0	(152)

DUB	01/2014		BRL	77,514			34,236	1,381	0
	01/2014	$		33,089		BRL	77,514	0	(234)
	02/2014		JPY	4,169,900	$		40,212	607	0
	03/2014		CAD	130,080			122,048	0	(179)
	03/2014	$		1,027		GBP	628	13	0

FBF	01/2014		JPY	723,840	$		6,900	26	0
	06/2014		EUR	2,000			2,536	0	(216)

GLM	02/2014			25,398			33,999	0	(940)
	03/2014			4,577			6,114	0	(182)

HUS	01/2014		BRL	197			84	1	0
	01/2014		EUR	3,705			5,063	0	(33)
	01/2014	$		85		BRL	197	0	(1)
	02/2014		JPY	2,815,200	$		28,350	1,612	0
	03/2014	$		1,081		MXN	13,983	0	(16)

JPM	01/2014		BRL	237	$		101	1	0
	01/2014		EUR	62,994			84,796	0	(1,865)
	01/2014		MXN	99			8	0	0
	01/2014	$		101		BRL	237	0	0
	02/2014		EUR	81,515	$		111,443	1	(696)

MSC	01/2014		BRL	76,576			32,689	231	0
	01/2014	$		32,552		BRL	76,576	0	(94)
	02/2014		BRL	18,529	$		7,870	79	0

RYL	01/2014		EUR	7,740			10,529	0	(120)
	03/2014			74,169			99,172	0	(2,860)

UAG	01/2014	$		90,691		EUR	66,367	611	0
	02/2014		EUR	66,367	$		90,691	0	(608)

Total Forward Foreign Currency Contracts								$5,121	$(14,969)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	58,400	$(109)	$(87)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		58,400	(130)	(19)

BRC	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		14,200	(28)	(21)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		14,200	(31)	(5)

CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.650%	03/03/2014	$	18,100	(78)	(5)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.100%	03/03/2014		18,100	(217)	(269)

DUB	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.100%	03/03/2014		57,700	(805)	(859)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.400%	03/17/2014		28,700	(89)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.900%	03/17/2014		28,700	(459)	(846)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GLM	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	14,200	$(29)	$(21)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		14,200	(29)	(5)
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	03/31/2014	$	179,500	(196)	(332)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400%	01/27/2014		549,600	(1,004)	(4)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	01/27/2014		549,600	(3,457)	(777)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400%	05/06/2014		58,700	(151)	(23)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.900%	05/06/2014		58,700	(499)	(740)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.600%	03/03/2014		29,500	(176)	(5)

MYC	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	03/31/2014		590,200	(1,549)	(1,090)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.300%	01/27/2014		91,400	(97)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800%	01/27/2014		91,400	(433)	(436)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400%	05/06/2014		76,900	(189)	(30)

RYL	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	01/27/2014		27,400	(164)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500%	01/27/2014		27,400	(218)	(15)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	03/03/2014		45,500	(166)	(3)

								$(10,303)	$(5,593)

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC CDX.IG-21 5-Year Index	Buy	0.600%	03/19/2014	$	25,600	$(15)	$(24)
	Put - OTC CDX.IG-21 5-Year Index	Sell	0.900%	03/19/2014		25,600	(31)	(11)
	Call - OTC iTraxx Europe 20 5-Year Index	Buy	0.700%	03/19/2014	EUR	15,100	(14)	(39)
	Put - OTC iTraxx Europe 20 5-Year Index	Sell	1.100%	03/19/2014		15,100	(38)	(7)

JPM	Call - OTC CDX.IG-21 5-Year Index	Buy	0.600%	03/19/2014	$	15,000	(6)	(14)
	Put - OTC CDX.IG-21 5-Year Index	Sell	0.900%	03/19/2014		15,000	(25)	(7)

							$(129)	$(102)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$13,700	$(116)	$(15)
	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	32,900	(293)	(35)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	14,800	(191)	(15)

DUB	Floor - OTC CPURNSA Index	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	4,900	(37)	(4)
	Floor - OTC CPURNSA Index	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	15,400	(151)	(13)

						$(788)	$(82)

Total Written Options						$(11,220)	$(5,777)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2013:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premiums
Balance at 12/31/2012	0	$1,202,900	EUR	19,000	$(7,623)
Sales	2,932	7,469,600		331,200	(27,657)
Closing Buys	0	(202,900)		0	965
Expirations	(1,174)	(4,380,800)		(146,400)	17,395
Exercised	(894)	(1,398,800)		0	5,396

Balance at 12/31/2013	864	$2,690,000	EUR	203,800	$(11,524)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. TREASURY OBLIGATION ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2013 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Berkshire Hathaway, Inc.	1.000%	03/20/2015	0.175%	$ 5,300	$(94)	$149	$55	$0
	Brazil Government International Bond	1.000%	09/20/2015	0.895%	700	(6)	8	2	0
	Indonesia Government International Bond	1.000%	06/20/2016	1.215%	18,800	(349)	257	0	(92)
	Indonesia Government International Bond	1.000%	09/20/2016	1.331%	700	(11)	5	0	(6)
	MetLife, Inc.	1.000%	12/20/2014	0.135%	10,800	(143)	238	95	0
	MetLife, Inc.	1.000%	09/20/2015	0.261%	7,500	(492)	591	99	0
	MetLife, Inc.	1.000%	12/20/2015	0.294%	18,100	(865)	1,124	259	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	19

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2013 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Mexico Government International Bond	1.000%	09/20/2015	0.318%	$	1,200	$0	$15	$15	$0
	Mexico Government International Bond	1.000%	12/20/2016	0.492%		1,700	16	10	26	0
	Mexico Government International Bond	1.000%	12/20/2018	0.879%		2,200	(4)	18	14	0
	Prudential Financial, Inc.	1.000%	12/20/2015	0.218%		9,000	(263)	405	142	0

BPS	U.S. Treasury Notes	0.250%	03/20/2016	0.296%	EUR	16,900	(238)	217	0	(21)

BRC	Brazil Government International Bond	1.000%	06/20/2015	0.776%	$	1,000	(14)	18	4	0
	Brazil Government International Bond	1.000%	09/20/2015	0.895%		2,300	(20)	25	5	0
	Brazil Government International Bond	1.000%	03/20/2016	1.051%		1,100	(7)	6	0	(1)
	Brazil Government International Bond	1.000%	06/20/2016	1.166%		18,400	(27)	(41)	0	(68)
	Brazil Government International Bond	1.000%	12/20/2016	1.335%		31,000	(781)	488	0	(293)
	China Government International Bond	1.000%	12/20/2016	0.391%		2,300	45	(2)	43	0
	China Government International Bond	1.000%	12/20/2018	0.753%		900	9	2	11	0
	Mexico Government International Bond	1.000%	03/20/2015	0.240%		2,900	(65)	93	28	0

CBK	Brazil Government International Bond	1.000%	09/20/2015	0.895%		1,000	(16)	18	2	0
	Brazil Government International Bond	1.000%	06/20/2016	1.166%		51,100	(156)	(33)	0	(189)
	China Government International Bond	1.000%	12/20/2018	0.753%		2,600	24	8	32	0
	General Electric Capital Corp.	3.850%	03/20/2014	0.177%		5,000	0	47	47	0
	JPMorgan Chase & Co.	1.000%	09/20/2014	0.205%		11,000	111	(43)	68	0
	MetLife, Inc.	1.000%	12/20/2015	0.294%		6,900	(251)	350	99	0
	Mexico Government International Bond	1.000%	03/20/2015	0.240%		2,600	(60)	85	25	0
	Mexico Government International Bond	1.000%	09/20/2015	0.318%		1,200	(18)	33	15	0
	Mexico Government International Bond	1.000%	12/20/2018	0.879%		800	(1)	6	5	0

DUB	Bank of America Corp.	1.000%	09/20/2014	0.217%		4,000	31	(7)	24	0
	Brazil Government International Bond	1.000%	06/20/2015	0.776%		6,600	(70)	95	25	0
	Brazil Government International Bond	1.000%	06/20/2016	1.166%		8,100	(20)	(10)	0	(30)
	China Government International Bond	1.000%	12/20/2016	0.391%		2,000	39	(2)	37	0
	Export-Import Bank of China	1.000%	06/20/2017	0.580%		800	(34)	46	12	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.282%		4,300	53	2	55	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.929%		1,100	(26)	28	2	0
	Indonesia Government International Bond	1.000%	06/20/2017	1.625%		5,300	(156)	47	0	(109)
	Mexico Government International Bond	1.000%	03/20/2016	0.359%		15,800	(116)	347	231	0
	Mexico Government International Bond	1.000%	06/20/2016	0.413%		40,900	99	510	609	0

FBF	Brazil Government International Bond	1.000%	06/20/2015	0.776%		8,200	(209)	239	30	0
	Brazil Government International Bond	1.000%	09/20/2015	0.895%		5,500	(69)	81	12	0
	China Government International Bond	1.000%	03/20/2015	0.168%		700	3	4	7	0
	JPMorgan Chase & Co.	1.000%	06/20/2014	0.205%		22,600	201	(108)	93	0
	Vodafone Group PLC	1.000%	03/20/2016	0.154%		3,900	56	19	75	0

GST	Berkshire Hathaway, Inc.	1.000%	03/20/2015	0.175%		2,600	(46)	73	27	0
	Brazil Government International Bond	1.000%	06/20/2015	0.776%		900	(12)	15	3	0
	Japan Government International Bond	1.000%	12/20/2015	0.132%		2,800	69	(20)	49	0
	Mexico Government International Bond	1.000%	06/20/2017	0.582%		500	(5)	12	7	0
	Mexico Government International Bond	1.000%	12/20/2018	0.879%		3,200	(9)	29	20	0

HUS	Brazil Government International Bond	1.000%	09/20/2015	0.895%		3,300	(33)	40	7	0
	Brazil Government International Bond	1.000%	06/20/2016	1.166%		25,400	(37)	(57)	0	(94)
	Mexico Government International Bond	1.000%	09/20/2016	0.456%		1,000	6	9	15	0
	Mexico Government International Bond	1.000%	12/20/2016	0.492%		300	3	2	5	0
	Mexico Government International Bond	1.000%	09/20/2017	0.635%		2,400	(53)	86	33	0
	Mexico Government International Bond	1.000%	12/20/2018	0.879%		1,500	(4)	13	9	0

JPM	Brazil Government International Bond	1.000%	06/20/2015	0.776%		10,900	(120)	160	40	0
	Brazil Government International Bond	1.000%	09/20/2015	0.895%		3,300	(34)	41	7	0
	Brazil Government International Bond	1.000%	09/20/2016	1.259%		5,300	(31)	(4)	0	(35)
	Mexico Government International Bond	0.920%	03/20/2016	0.360%		1,200	0	18	18	0
	Mexico Government International Bond	1.000%	09/20/2016	0.456%		700	4	7	11	0
	Mexico Government International Bond	1.000%	12/20/2016	0.492%		1,600	22	3	25	0
	Mexico Government International Bond	1.000%	12/20/2018	0.879%		4,500	(10)	38	28	0

MYC	Brazil Government International Bond	1.000%	06/20/2015	0.776%		1,500	(14)	20	6	0
	Indonesia Government International Bond	1.000%	09/20/2016	1.331%		5,300	(79)	34	0	(45)
	Mexico Government International Bond	1.000%	09/20/2016	0.456%		7,100	(33)	141	108	0

RYL	China Government International Bond	1.000%	09/20/2016	0.363%		400	3	4	7	0
	Mexico Government International Bond	1.000%	09/20/2015	0.318%		5,400	(63)	128	65	0

SOG	United Kingdom Gilt	1.000%	03/20/2015	0.062%		7,900	34	60	94	0

UAG	Berkshire Hathaway, Inc.	1.000%	03/20/2015	0.175%		2,600	(47)	74	27	0
	Brazil Government International Bond	1.000%	09/20/2015	0.895%		700	(7)	8	1	0
	Indonesia Government International Bond	1.000%	09/20/2016	1.331%		2,400	(38)	17	0	(21)
	Indonesia Government International Bond	1.000%	06/20/2017	1.625%		3,200	(99)	33	0	(66)
	Mexico Government International Bond	1.000%	09/20/2015	0.318%		600	(8)	15	7	0
	U.S. Treasury Notes	0.250%	09/20/2015	0.315%	EUR	26,600	(399)	361	0	(38)

							$(4,934)	$6,748	$2,922	$(1,108)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
							Asset	Liability
BOA	CMBX.NA.AAA.6 Index	0.500%	05/11/2063	$6,100	$(265)	$111	$0	$(154)

BRC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	33,800	4,264	(3,214)	1,050	0

DUB	CDX.EM-12 5-Year Index	5.000%	12/20/2014	2,600	259	(199)	60	0
	CDX.EM-13 5-Year Index	5.000%	06/20/2015	18,400	2,222	(1,650)	572	0

FBF	CDX.EM-13 5-Year Index	5.000%	06/20/2015	1,000	136	(105)	31	0

GST	CDX.EM-13 5-Year Index	5.000%	06/20/2015	400	50	(38)	12	0
	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017	1,833	0	30	30	0
	CMBX.NA.AAA.4 Index	0.350%	02/17/2051	3,055	(80)	33	0	(47)

HUS	CDX.EM-13 5-Year Index	5.000%	06/20/2015	37,700	4,099	(2,928)	1,171	0

JPM	CDX.EM-13 5-Year Index	5.000%	06/20/2015	3,000	345	(252)	93	0
	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017	4,051	0	68	68	0

MYC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	11,000	1,288	(946)	342	0

					$ 12,318	$(9,090)	$3,429	$(201)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	8.860%	01/02/2017	BRL	5,400	$4	$(141)	$0	$(137)
	Pay	1-Year BRL-CDI	10.630%	01/02/2017		6,000	0	(68)	0	(68)
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022	MXN	17,100	(26)	(71)	0	(97)

BPS	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		7,400	(9)	(31)	0	(40)

BRC	Pay	28-Day MXN-TIIE	5.600%	09/06/2016		29,500	15	46	61	0
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		18,300	(11)	12	1	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		932,000	(264)	1,585	1,321	0
	Pay	28-Day MXN-TIIE	4.750%	02/26/2018		149,000	(108)	(77)	0	(185)
	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		23,100	(15)	10	0	(5)
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		17,800	(4)	14	10	0
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022		13,000	(26)	(48)	0	(74)
	Pay	28-Day MXN-TIIE	5.750%	09/02/2022		83,000	(7)	(353)	0	(360)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		6,500	(19)	(17)	0	(36)
	Pay	28-Day MXN-TIIE	6.000%	06/05/2023		14,900	(25)	(35)	0	(60)

DUB	Pay	1-Year BRL-CDI	9.130%	01/02/2017	BRL	9,000	32	(261)	0	(229)
	Pay	1-Year BRL-CDI	10.630%	01/02/2017		2,000	1	(23)	0	(22)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023	MXN	14,800	(25)	(56)	0	(81)

GLM	Pay	1-Year BRL-CDI	9.095%	01/02/2017	BRL	6,600	0	(172)	0	(172)
	Pay	1-Year BRL-CDI	10.630%	01/02/2017		2,100	1	(24)	0	(23)
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MXN	35,100	(10)	60	50	0
	Pay	28-Day MXN-TIIE	4.750%	02/26/2018		124,600	(95)	(59)	0	(154)
	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		41,700	(26)	18	0	(8)
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		58,600	(12)	46	34	0
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022		10,000	(23)	(34)	0	(57)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		15,600	(39)	(46)	0	(85)

HUS	Pay	28-Day MXN-TIIE	5.600%	09/06/2016		464,500	176	775	951	0
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		54,900	(35)	39	4	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		50,000	(34)	105	71	0
	Pay	28-Day MXN-TIIE	5.000%	06/11/2018		303,000	(483)	188	0	(295)
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		19,500	(1)	12	11	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	21

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022	MXN	161,500	$(339)	$(576)	$0	$(915)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		18,700	(31)	(71)	0	(102)

JPM	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		18,500	(7)	4	0	(3)
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		9,200	(1)	6	5	0
	Pay	28-Day MXN-TIIE	6.000%	06/05/2023		21,200	(89)	3	0	(86)

MYC	Pay	1-Year BRL-CDI	9.140%	01/02/2017	BRL	4,000	13	(115)	0	(102)
	Pay	1-Year BRL-CDI	10.630%	01/02/2017		100	0	(1)	0	(1)
	Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MXN	30,400	6	56	62	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		105,000	(58)	207	149	0
	Pay	28-Day MXN-TIIE	5.000%	06/11/2018		196,000	(318)	127	0	(191)
	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		27,600	(16)	10	0	(6)
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		51,400	(11)	41	30	0
	Pay	28-Day MXN-TIIE	6.350%	06/02/2021		28,000	7	(4)	3	0
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022		197,100	(354)	(762)	0	(1,116)

UAG	Pay	1-Year BRL-CDI	8.900%	01/02/2017	BRL	3,300	3	(94)	0	(91)
	Pay	28-Day MXN-TIIE	5.750%	09/02/2022	MXN	49,000	(5)	(207)	0	(212)

							$(2,268)	$18	$2,763	$(5,013)

Total Swap Agreements							$5,116	$(2,324)	$9,114	$(6,322)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2013:

(i)	Securities with an aggregate market value of $20,598 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$0	$0	$707	$707	$0	$(106)	$(554)	$(660)	$47	$0	$47
BPS	353	0	0	353	(6,138)	(81)	(61)	(6,280)	(5,927)	6,552	625
BRC	1	0	2,534	2,535	(204)	(26)	(1,082)	(1,312)	1,223	(1,520)	(297)
CBK	204	0	293	497	(583)	(339)	(189)	(1,111)	(614)	1,196	582
DUB	2,001	0	1,627	3,628	(413)	(1,723)	(471)	(2,607)	1,021	(1,900)	(879)
FBF	26	0	248	274	(216)	0	0	(216)	58	0	58
GLM	0	0	84	84	(1,122)	(1,907)	(499)	(3,528)	(3,444)	3,546	102
GST	0	0	148	148	0	0	(47)	(47)	101	0	101
HUS	1,613	0	2,277	3,890	(50)	0	(1,406)	(1,456)	2,434	(2,600)	(166)
JPM	2	0	295	297	(2,561)	(21)	(124)	(2,706)	(2,409)	3,116	707
MSC	310	0	0	310	(94)	0	0	(94)	216	(1,120)	(904)
MYC	0	0	700	700	0	(1,556)	(1,461)	(3,017)	(2,317)	490	(1,827)
RYL	0	0	72	72	(2,980)	(18)	0	(2,998)	(2,926)	3,477	551
SOG	0	0	94	94	0	0	0	0	94	(140)	(46)
UAG	611	0	35	646	(608)	0	(428)	(1,036)	(390)	412	22

Total Over the Counter	$5,121	$0	$9,114	$14,235	$(14,969)	$(5,777)	$(6,322)	$(27,068)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$69	$69
Swap Agreements	0	0	0	0	8,790	8,790

	$0	$0	$0	$0	$8,859	$8,859

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,121	$0	$5,121
Swap Agreements	0	6,351	0	0	2,763	9,114

	$0	$6,351	$0	$5,121	$2,763	$14,235

	$0	$6,351	$0	$5,121	$11,622	$23,094

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$432	$432
Futures	0	0	0	0	3,482	3,482
Swap Agreements	0	0	0	0	1,239	1,239

	$0	$0	$0	$0	$5,153	$5,153

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$14,969	$0	$14,969
Written Options	0	102	0	0	5,675	5,777
Swap Agreements	0	1,309	0	0	5,013	6,322

	$0	$1,411	$0	$14,969	$10,688	$27,068

	$0	$1,411	$0	$14,969	$15,841	$32,221

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$388	$388
Futures	0	0	0	0	5,184	5,184
Swap Agreements	0	400	0	0	(19,883)	(19,483)

	$0	$400	$0	$0	$(14,311)	$(13,911)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15,276	$0	$15,276
Written Options	0	285	0	1,518	13,655	15,458
Swap Agreements	0	19,688	0	0	6,946	26,634

	$0	$19,973	$0	$16,794	$20,601	$57,368

	$0	$20,373	$0	$16,794	$6,290	$43,457

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(128)	$(128)
Futures	0	0	0	0	(29,683)	(29,683)
Swap Agreements	0	2	0	0	67,235	67,237

	$0	$2	$0	$0	$37,424	$37,426

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,905	$0	$10,905
Written Options	0	27	0	0	(1,299)	(1,272)
Swap Agreements	0	(13,861)	0	0	(2,156)	(16,017)

	$0	$(13,834)	$0	$10,905	$(3,455)	$(6,384)

	$0	$(13,832)	$0	$10,905	$33,969	$31,042

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	23

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Bank Loan Obligations	$0	$252	$0	$252
Corporate Bonds & Notes
Banking & Finance	0	1,239,461	23,408	1,262,869
Industrials	0	169,445	0	169,445
Utilities	0	105,169	0	105,169
Municipal Bonds & Notes
California	0	252,787	0	252,787
Colorado	0	3,868	0	3,868
Illinois	0	2,501	0	2,501
Iowa	0	725	0	725
Mississippi	0	2,467	0	2,467
Nebraska	0	6,872	0	6,872
Nevada	0	5,002	0	5,002
New Jersey	0	37,421	0	37,421
New York	0	49,585	0	49,585
Ohio	0	41,326	0	41,326
Texas	0	54,686	0	54,686
Washington	0	19,358	0	19,358
Wisconsin	0	3,502	0	3,502
U.S. Government Agencies	0	3,747,536	0	3,747,536
U.S. Treasury Obligations	0	3,800,895	0	3,800,895
Mortgage-Backed Securities	0	481,310	0	481,310
Asset-Backed Securities	0	222,117	0	222,117
Sovereign Issues	0	475,930	0	475,930
Preferred Securities
Banking & Finance	13,370	0	8,773	22,143
Short-Term Instruments
Certificates of Deposit	0	50,796	0	50,796
Commercial Paper	0	18,241	0	18,241
Repurchase Agreements	$0	$97,039	$0	$97,039

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Italy Treasury Bills	$0	$255,003	$0	$255,003
Mexico Treasury Bills	0	15	0	15
Spain Treasury Bills	0	273	0	273
U.S. Treasury Bills	0	17,078	0	17,078
	$13,370	$11,160,660	$32,181	$11,206,211

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$412,240	$0	$0	$412,240

Total Investments	$425,610	$11,160,660	$32,181	$11,618,451

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$69	$8,790	$0	$8,859
Over the counter	0	14,235	0	14,235
	$69	$23,025	$0	$23,094

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(3,914)	(1,239)	0	(5,153)
Over the counter	0	(26,986)	(82)	(27,068)
	$(3,914)	$(28,225)	$(82)	$(32,221)

Totals	$421,765	$11,155,460	$32,099	$11,609,324

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2013:

Category and Subcategory	Beginning Balance at 12/31/2012	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2013 (2)
Investments in Securities, at Value
Bank Loan Obligations	$4,507	$0	$(4,581)	$6	$93	$(25)	$0	$0	$0	$0
Corporate Bonds & Notes Banking & Finance	24,793	0	(260)	(49)	(3)	(1,073)	0	0	23,408	(1,062)
Mortgage-Backed Securities	13,060	0	(164)	0	20	(555)	0	(12,361)	0	0
Asset-Backed Securities	29,649	0	(25,129)	0	0	55	0	(4,575)	0	0
Preferred Securities Banking & Finance	9,097	0	0	0	0	(324)	0	0	8,773	(324)

	$81,106	$0	$(30,134)	$(43)	$110	$(1,922)	$0	$(16,936)	$32,181	$(1,386)

Financial Derivative Instruments - Liabilities
Over the counter	$(166)	$0	$0	$0	$0	$84	$0	$0	$(82)	$84

Totals	$80,940	$0	$(30,134)	$(43)	$110	$(1,838)	$0	$(16,936)	$32,099	$(1,302)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$7,654	Benchmark Pricing	Base Price	100.75
	15,754	Third Party Vendor	Broker Quote	98.20
Preferred Securities
Banking & Finance	8,773	Benchmark Pricing	Base Price	$7,081.90

Financial Derivative Instruments - Liabilities
Over the counter	(82)	Indicative Market Quotation	Broker Quote	0.08-0.11

Total	$32,099

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	25

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Total Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Institutional Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the

Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid and are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period and are included in net change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the

ANNUAL REPORT	DECEMBER 31, 2013	27

Notes to Financial Statements (Cont.)

value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■	Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and

ANNUAL REPORT	DECEMBER 31, 2013	29

Notes to Financial Statements (Cont.)

are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers.

The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding.

Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2013, the Portfolio had no unfunded loan commitments.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and

ANNUAL REPORT	DECEMBER 31, 2013	31

Notes to Financial Statements (Cont.)

short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2013 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
$11	$200,706	$(200,700)	$0	$0	$17	$6	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
$140,220	$6,518,863	$(6,246,501)	$(98)	$(261)	$412,223	$4,463	$0

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put

ANNUAL REPORT	DECEMBER 31, 2013	33

Notes to Financial Statements (Cont.)

and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate, sovereign or U.S. Treasury obligation issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the

ANNUAL REPORT	DECEMBER 31, 2013	35

Notes to Financial Statements (Cont.)

agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2013 for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements. As mentioned earlier in this report, the U.S. is currently experiencing historically low interest rates. This combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, the fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair the performance of the Portfolio.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of

ANNUAL REPORT	DECEMBER 31, 2013	37

Notes to Financial Statements (Cont.)

forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act

38	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except

PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2013, the

Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$590,670	$964,674

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2013, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$32,288,192	$31,362,797	$1,167,319	$2,660,491

ANNUAL REPORT	DECEMBER 31, 2013	39

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2013		Year Ended 12/31/2012
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	4,809	$54,787	23,935	$275,353
Administrative Class	104,111	1,180,306	182,735	2,088,313
Advisor Class	61,815	701,151	72,115	826,623
Issued as reinvestment of distributions
Institutional Class	1,073	12,090	1,534	17,696
Administrative Class	22,323	250,661	32,983	379,680
Advisor Class	5,632	63,114	6,105	70,363
Cost of shares redeemed
Institutional Class	(22,315)	(246,293)	(5,007)	(57,174)
Administrative Class	(176,233)	(1,984,315)	(163,368)	(1,876,021)
Advisor Class	(24,664)	(277,921)	(18,362)	(211,120)
Net increase (decrease) resulting from Portfolio share transactions	(23,449)	$(246,420)	132,670	$1,513,713

As of December 31, 2013, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 28% of the Portfolio. One shareholder is a related party to the portfolio and comprises 13% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2013, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2010-2012, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2013, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$196,449	$—	$139,094	$(13,037)	$(152,993)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), and sale/buyback transactions.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.

40	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through December 31, 2013 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2013 through December 31, 2013, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2013, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$—	$—	$—	$—

Under the recently enacted Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2013, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$152,993	$—

As of December 31, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$11,552,759	$200,856	$(135,164)	$65,692

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2013 and December 31, 2012, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2013	$280,799	$45,067	$—
12/31/2012	$461,948	$5,791	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2013	41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of PIMCO Total Return Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of the PIMCO Total Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2014

42	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FOB	Credit Suisse Securities (USA) LLC	MSC	Morgan Stanley & Co., Inc.
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GRE	RBS Securities, Inc.	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	GSC	Goldman Sachs & Co.	SAL	Citigroup Global Markets, Inc.
CBK	Citibank N.A.	GST	Goldman Sachs International	SOG	Societe Generale
DEU	Deutsche Bank Securities, Inc.	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
FBF	Credit Suisse International	JPS	JPMorgan Securities, Inc.	WFS	Wells Fargo Securities, LLC

Currency Abbreviations:
BRL	Brazilian Real	GBP	British Pound	MXN	Mexican Peso
CAD	Canadian Dollar	JPY	Japanese Yen	USD (or $)	United States Dollar
EUR	Euro

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CMBX	Commercial Mortgage-Backed Index	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
CDX.IG	Credit Derivatives Index - Investment Grade

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	GTD	Guaranteed	PSF	Public School Fund

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDI	Brazil Interbank Deposit Rate	FSB	Federal Savings Bank

ANNUAL REPORT	DECEMBER 31, 2013	43

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

44	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	172	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2013	45

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian* (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Vice President	11/2013 to Present Treasurer 08/1997 to 11/2013	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

* Effective February 3, 2014, Dr. El-Erian no longer serves as a Senior Vice President of the Trust.

46	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2013	47

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 12-13, 2013, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2014. The Board also considered and approved for an additional one-year term through August 31, 2014, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2014.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreement are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust and the independent Trustees.

The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 12-13, 2013 meeting. The independent Trustees also met with counsel to the Trust and the independent Trustees on August 2, 2013 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2012, including, but not limited to, undertaking significant technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2013. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2013 and other performance data, as available, for the periods ended June 30, 2013 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2013 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 12-13, 2013 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2013.

ANNUAL REPORT	DECEMBER 31, 2013	49

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Board noted that, for periods ending May 31, 2013, the Administrative Class of 71%, 92% and 100% of the Portfolios outperformed their Lipper category median in the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 86% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2013 (based on the performance of the Administrative Class). The Board also noted that ten of 13 Portfolios, representing 93% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2013, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $23 billion as of May 31, 2013.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expense ratios in their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the size of the assets under management with PIMCO, the manner in which similar portfolios may be managed, different requirements with

50	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to

ANNUAL REPORT	DECEMBER 31, 2013	51

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively; had been reduced for some Portfolios over time; had been held steady for most Portfolios as assets grew, or declined in the case of some Portfolios; and continued to be competitive compared with peers. The Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. The Trustees noted that the benefits of the unified fee were apparent during the recent financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC supported the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and in return for the fees paid to RALLC by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

52	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT69AR_123113

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2013

PIMCO Total Return Portfolio

Share Class

■	Institutional

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	42
Glossary	43
Federal Income Tax Information	44
Management of the Trust	45
Privacy Policy	47
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	48

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2013. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

The past twelve months were marked by ongoing periods of heightened bond market volatility brought on by uncertainty around central bank monetary and fiscal policy, geopolitical concerns, and a slower than hoped for rebound in the global economy. Following a particularly bumpy third quarter, however, all financial markets completed the year along a relatively smoother path. Federal Reserve (“Fed”) Chairman Ben Bernanke laid the groundwork in September, when he clarified the Fed’s commitment to maintain its quantitative easing (“QE”) bond purchase program of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero-bound range. The nomination of Janet Yellen to the Chairmanship further helped to reassure investors that the Fed would be committed to the continuation of their accommodative policies.

As investors were made particularly aware, beginning in mid-May conditions in financial markets deteriorated rapidly as markets reacted to signals by the Fed that it might begin to slow the pace of its asset purchases. This shift in tone fueled a broad-based sell-off within fixed income assets throughout the summer, undermining market liquidity and sending yields higher across the risk spectrum.

By mid-September, however, the Fed announced its intent to delay any tapering until more convincing indicators of economic growth become apparent and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore higher) and a rally across most equity markets. The Fed also maintained the Federal Funds Rate within a narrow range of zero to 25 basis points. Into October, investors were once again kept on edge by the uncertain fiscal policy and political landscape—namely the partial shutdown of the U.S. government that began during the first week of October, the ongoing debt ceiling negotiations between the White House and Congress, and confirmation proceedings for the next Fed Chairman. Investors were relieved by the last-minute deal announced on October 17 that reached an agreement to reopen the U.S. government and raise the debt ceiling.

In November, relative calm prevailed across most fixed income markets, and equity markets continued to rally. The European Central Bank (“ECB”) reduced their main policy rate (or the interest rate at which it lends money to banks) by 25 basis points to 0.25%, likely due to their concern over lower than expected inflation and a weak global growth outlook. The Bank of England (“BOE”) unanimously voted to leave its main policy rate unchanged amid a pickup in economic growth and expectations that this would lead to an eventual decline in the U.K. unemployment rate.

Towards the latter part of December, the Fed announced that beginning in January 2014 it intends to gradually exit its bond-buying program, by reducing it from $85 billion to $75 billion spread equally across mortgage and U.S. Treasury purchases. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee (“FOMC”) provided even greater assurances that the policy rate would remain near a zero-bound range until signs of sustainable growth are more broadly evident in the U.S. economy. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

U.S. Treasuries underperformed most other developed sovereign bond markets on a hedged basis as investors reacted to the various Fed announcements regarding the tapering of their QE bond purchase program. In particular, U.S. Treasury yields rose to their highest level in late December as investors reacted to the Fed’s announcement that it would begin the reduction of its asset purchases starting in January 2014. This decision was made on the back of improving economic data, which included a lower unemployment rate, respectable monthly job reports, and improving housing fundamentals. The benchmark ten-year U.S. Treasury note yielded 3.03% at the end of the reporting period, as compared to 1.76% on December 31, 2012. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 2.02% for the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 8.61% over the period, underperforming nominal U.S. Treasuries. U.S. TIPS sold off, particularly during the second quarter of the reporting period, as the market began to price in the inevitable Fed tapering decision, which was officially announced in December. The decision by the Fed to initiate the tapering of asset purchases was validated via stronger jobs and GDP data, with continual weaker inflation data adding further pressure to U.S. TIPS valuations towards the latter part of the period. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 9.52% over the period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries even with the Fed’s announcement that it would begin to reduce its asset purchases in January 2014. The announcement, however, did lead to differentiated performance among coupons, with lower coupons underperforming, as these bonds have been the largest beneficiaries of Fed purchases. Prices for non-Agency mortgages rose on limited outstanding supply, improving risk appetite and ongoing signs of recovery in the housing sector. Commercial MBS also outperformed amid strong investor demand and a continued rebound in property valuations.

■

The U.S. investment grade credit market, as measured by the Barclays U.S. Credit Index, declined 2.01% for the period, but outperformed like-duration U.S. Treasuries as spreads tightened, ending the year at the lowest level since the global financial crisis began. This positive performance was supported by improving global growth fundamentals and continued easy monetary policy. The high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 7.42% for the period. The sector was one of the best-performing fixed income sectors, benefiting from relatively sound fundamentals and investor demand for higher yielding assets with lower interest rate sensitivity.

■

Emerging markets (“EM”) external debt underperformed U.S. Treasuries during the year and was impacted by the second quarter sell-off. Country-specific stories and the risk-on market sentiment following the Fed tapering announcement supported lower spreads in the fourth quarter, particularly in December. EM local assets particularly underperformed U.S. Treasuries during the period, as weaker EM currencies and increases in local yields weighed on overall returns.

■

Developed market equities posted strong performance in 2013, despite a period marked by considerable volatility and uncertainty around central bank policy. U.S. equities, as measured by the S&P 500 Index, returned 32.39%. Global equities, as represented by the MSCI All Country World Index Net USD and MSCI World Index, returned 22.80% and 26.68%, respectively. Emerging market equities (“EM”), as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.60%. EM equities underperformed developed market equities due to declining earnings growth and rising interest rates in the U.S. which placed pressure on local EM currencies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2014

ANNUAL REPORT	DECEMBER 31, 2013	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Total Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk, operational risk, short sale risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

4	PIMCO VARIABLE INSURANCE TRUST

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2013 to December 31, 2013.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2013	5

PIMCO Total Return Portfolio

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	32.7%
U.S. Government Agencies	32.3%
Corporate Bonds & Notes	13.2%
Short-Term Instruments	7.3%
Mortgage-Backed Securities	4.2%
Other	10.3%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	1 Year	5 Years	10 Years	Class Inception (04/10/2000)
PIMCO Total Return Portfolio Institutional Class	-1.81%	6.69%	5.88%	6.53%
Barclays U.S. Aggregate Index±	-2.02%	4.44%	4.55%	5.55%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.50% for Institutional Class shares.

± Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/13)	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,010.40	$1,022.68
Expenses Paid During Period†	$2.53	$2.55
Net Annualized Expense Ratio	0.50%	0.50%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Total Return Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	A focus on the zero- to five-year portion of the U.S. Treasury yield curve contributed to performance as longer-dated yields rose more than shorter-dated maturities.

»	An underweight to the long end of the yield curve, predominantly implemented via interest rate swaps, added to performance as longer term rates rose during the reporting period.

»	Exposure to non-Agency mortgage-backed securities added to returns as prices on these securities rose during the reporting period.

»	An underweight to investment grade credit detracted from performance as the investment grade sector outperformed U.S. Treasuries during the reporting period.

»	An allocation to high yield corporate bonds added to performance as this sector outperformed like-duration U.S. Treasuries during the reporting period.

»	Foreign currency exposure, particularly a short position on the Japanese yen, contributed to performance as the Japanese yen depreciated versus the U.S. dollar during the reporting period.

»	An allocation to U.S. Treasury Inflation-Protected Securities detracted from performance as breakeven inflation fell during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Total Return Portfolio

Selected Per Share Data for the Year Ended:	12/31/2013	12/31/2012	12/31/2011	12/31/2010	12/31/2009

Institutional Class
Net asset value beginning of year	$11.55	$11.02	$11.08	$10.82	$10.31
Net investment income (a)	0.19	0.26	0.27	0.25	0.50
Net realized/unrealized gain (loss)	(0.39)	0.80	0.14	0.64	0.93
Total income (loss) from investment operations	(0.20)	1.06	0.41	0.89	1.43
Dividends from net investment income	(0.27)	(0.31)	(0.31)	(0.29)	(0.58)
Distributions from net realized capital gains	(0.10)	(0.22)	(0.16)	(0.34)	(0.34)
Total distributions	(0.37)	(0.53)	(0.47)	(0.63)	(0.92)
Net asset value end of year	$10.98	$11.55	$11.02	$11.08	$10.82
Total return	(1.81)%	9.76%	3.76%	8.27%	14.21%
Net assets end of year (000s)	$278,698	$482,907	$235,409	$259,876	$239,670
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.59%
Ratio of expenses to average net assets excluding interest expense	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	1.70%	2.25%	2.46%	2.24%	4.63%
Portfolio turnover rate	305%*	495%*	424%*	484%*	381%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	7

Statement of Assets and Liabilities PIMCO Total Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2013

Assets:
Investments, at value
Investments in securities*	$11,206,211
Investments in Affiliates	412,240
Financial Derivative Instruments
Exchange-traded or centrally cleared	8,859
Over the counter	14,235
Cash	5
Deposits with counterparty	67,334
Foreign currency, at value	2,396
Receivable for investments sold	584,843
Receivable for Portfolio shares sold	61,268
Interest and dividends receivable	47,688
Dividends receivable from Affiliates	805
Other assets	3
12,405,887

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$93,721
Financial Derivative Instruments
Exchange-traded or centrally cleared	5,153
Over the counter	27,068
Payable for investments purchased	2,004,890
Payable for investments in Affiliates purchased	805
Deposits from counterparty	11,340
Payable for Portfolio shares redeemed	8,550
Accrued investment advisory fees	2,173
Accrued supervisory and administrative fees	2,173
Accrued distribution fees	470
Accrued servicing fees	987
Reimbursement to PIMCO	145
2,157,475

Net Assets	$10,248,412

Net Assets Consist of:
Paid in capital	$10,078,898
Undistributed net investment income	193,651
Accumulated undistributed net realized (loss)	(126,539)
Net unrealized appreciation	102,402
$10,248,412

Net Assets:
Institutional Class	$278,698
Administrative Class	7,756,022
Advisor Class	2,213,692

Shares Issued and Outstanding:
Institutional Class	25,391
Administrative Class	706,625
Advisor Class	201,683

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.98
Administrative Class	10.98
Advisor Class	10.98

Cost of Investments in Securities	$11,133,367
Cost of Investments in Affiliates	$412,490
Cost of Foreign Currency Held	$2,402
Cost or Premiums of Financial Derivative Instruments, net	$(6,408)

* Includes repurchase agreements of:	$97,039

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Total Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2013

Investment Income:
Interest	$231,883
Dividends	1,991
Dividends from Investments in Affiliates	4,469
Total Income	238,343

Expenses:
Investment advisory fees	27,069
Supervisory and administrative fees	27,069
Servicing fees - Administrative Class	12,514
Distribution and/or servicing fees - Advisor Class	5,156
Trustees’ fees	211
Interest expense	55
Miscellaneous expense	1
Total Expenses	72,075

Net Investment Income	166,268

Net Realized Gain (Loss):
Investments in securities	(100,953)
Investments in Affiliates	(98)
Exchange-traded or centrally cleared financial derivative instruments	(13,911)
Over the counter financial derivative instruments	57,368
Foreign currency	423
Net Realized (Loss)	(57,171)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(370,556)
Investments in Affiliates	(261)
Exchange-traded or centrally cleared financial derivative instruments	37,426
Over the counter financial derivative instruments	(6,384)
Foreign currency assets and liabilities	(44)
Net Change in Unrealized (Depreciation)	(339,819)
Net (Loss)	(396,990)

Net (Decrease) in Net Assets Resulting from Operations	$(230,722)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	9

Statements of Changes in Net Assets PIMCO Total Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2013	Year Ended December 31, 2012

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$166,268	$216,434
Net realized gain (loss)	(57,171)	420,965
Net change in unrealized appreciation (depreciation)	(339,819)	282,141
Net increase (decrease) resulting from operations	(230,722)	919,540

Distributions to Shareholders:
From net investment income
Institutional Class	(9,647)	(9,004)
Administrative Class	(183,002)	(216,458)
Advisor Class	(43,821)	(36,482)
From net realized capital gains
Institutional Class	(2,443)	(8,692)
Administrative Class	(67,659)	(163,223)
Advisor Class	(19,294)	(33,880)

Total Distributions	(325,866)	(467,739)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(246,420)	1,513,713
Net increase (decrease) in capital	(803,008)	1,965,514

Net Assets:
Beginning of year	11,051,420	9,085,906
End of year*	$10,248,412	$11,051,420

*Including undistributed net investment income of:	$193,651	$206,239

**	See note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Total Return Portfolio

December 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 109.4%

BANK LOAN OBLIGATIONS 0.0%
Biomet, Inc.
3.165% - 3.169% due 03/25/2015		$250	$252

Total Bank Loan Obligations (Cost $249)			252

CORPORATE BONDS & NOTES 15.0%

BANKING & FINANCE 12.3%
AIG Life Holdings, Inc.
8.125% due 03/15/2046		3,200	3,832
Ally Financial, Inc.
2.750% due 01/30/2017		34,000	34,212
3.439% due 02/11/2014		6,100	6,138
3.645% due 06/20/2014		1,600	1,628
4.500% due 02/11/2014		500	503
4.625% due 06/26/2015		6,200	6,468
5.500% due 02/15/2017		12,200	13,267
6.750% due 12/01/2014		7,600	7,971
8.300% due 02/12/2015		11,100	11,960
American Express Bank FSB
6.000% due 09/13/2017		3,600	4,143
American Express Centurion Bank
6.000% due 09/13/2017		3,900	4,476
American International Group, Inc.
4.900% due 06/02/2014	CAD	6,000	5,717
5.050% due 10/01/2015		$12,500	13,401
5.450% due 05/18/2017		1,100	1,230
5.600% due 10/18/2016		6,100	6,802
6.250% due 03/15/2087		2,100	2,111
8.175% due 05/15/2068		3,000	3,645
8.250% due 08/15/2018		18,450	23,114
Australia & New Zealand Banking Group Ltd.
2.125% due 01/10/2014		1,400	1,400
Banco do Brasil S.A.
2.899% due 07/02/2014		7,600	7,654
Banco Santander Brasil S.A.
2.343% due 03/18/2014		1,000	1,000
4.250% due 01/14/2016		1,800	1,865
4.500% due 04/06/2015		13,100	13,526
Bank of America Corp.
0.571% due 08/15/2016		2,800	2,754
1.500% due 10/09/2015		5,500	5,558
6.500% due 08/01/2016		32,700	36,941
Bank of America N.A.
6.000% due 10/15/2036		1,700	1,951
Bank of China Hong Kong Ltd.
5.550% due 02/11/2020		2,100	2,261
Bank of Montreal
2.850% due 06/09/2015		7,200	7,446
Bank of Nova Scotia
1.950% due 01/30/2017		500	513
Banque PSA Finance S.A.
2.146% due 04/04/2014		12,100	12,096
Barclays Bank PLC
10.179% due 06/12/2021		1,900	2,522
BBVA Bancomer S.A.
4.500% due 03/10/2016		3,200	3,408
6.500% due 03/10/2021		6,400	6,784
7.250% due 04/22/2020		6,400	6,944
BBVA U.S. Senior S.A.U.
2.363% due 05/16/2014		39,700	39,954
Bear Stearns Cos. LLC
6.400% due 10/02/2017		25,100	29,143
7.250% due 02/01/2018		12,200	14,615

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BNP Paribas S.A.
1.144% due 01/10/2014	$21,100	$21,104
BPCE S.A.
1.988% due 02/07/2014	5,200	5,208
CIT Group, Inc.
4.750% due 02/15/2015	2,200	2,285
5.250% due 04/01/2014	2,200	2,228
Citigroup, Inc.
0.512% due 06/09/2016	13,100	12,895
1.694% due 01/13/2014	27,700	27,710
4.587% due 12/15/2015	41,900	44,796
4.875% due 05/07/2015	6,100	6,401
5.500% due 10/15/2014	2,399	2,489
Credit Agricole Home Loan SFH
0.992% due 07/21/2014	31,000	31,098
Credit Agricole S.A.
1.692% due 01/21/2014	15,300	15,311
8.375% due 10/13/2019 (c)	1,500	1,710
Credit Suisse
2.200% due 01/14/2014	4,800	4,803
Dexia Credit Local S.A.
0.717% due 04/29/2014	20,500	20,531
2.750% due 04/29/2014	15,100	15,220
Export-Import Bank of India
2.397% due 03/30/2016	5,000	4,910
Export-Import Bank of Korea
4.000% due 01/29/2021	5,100	5,250
4.125% due 09/09/2015	12,000	12,667
5.125% due 06/29/2020	3,300	3,638
5.875% due 01/14/2015	29,900	31,462
8.125% due 01/21/2014	5,000	5,021
Fifth Third Bancorp
0.665% due 12/20/2016	3,000	2,974
Ford Motor Credit Co. LLC
7.000% due 04/15/2015	7,500	8,082
8.000% due 06/01/2014	300	309
8.000% due 12/15/2016	500	592
8.700% due 10/01/2014	3,600	3,816
General Electric Capital Corp.
3.800% due 06/18/2019	6,900	7,232
6.375% due 11/15/2067	9,600	10,452
General Motors Financial Co., Inc.
2.750% due 05/15/2016	4,000	4,060
GSPA Monetization Trust
6.422% due 10/09/2029	16,042	15,754
HBOS PLC
0.942% due 09/06/2017	7,700	7,444
HSBC Bank PLC
2.000% due 01/19/2014	2,900	2,902
ING Bank NV
1.642% due 06/09/2014	7,200	7,240
International Lease Finance Corp.
5.750% due 05/15/2016	1,900	2,040
6.750% due 09/01/2016	4,500	5,040
Intesa Sanpaolo SpA
2.638% due 02/24/2014	11,600	11,634
JPMorgan Chase & Co.
4.750% due 03/01/2015	18,900	19,779
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017	11,000	12,591
Korea Development Bank
8.000% due 01/23/2014	3,000	3,013
Korea Exchange Bank
3.125% due 06/26/2017	5,200	5,340
Korea Finance Corp.
3.250% due 09/20/2016	2,400	2,509

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LBG Capital PLC
7.588% due 05/12/2020	GBP	100	$176
7.869% due 08/25/2020		200	354
8.000% due 06/15/2020 (c)		$6,000	6,427
8.500% due 12/17/2021 (c)		1,100	1,178
Lloyds Bank PLC
12.000% due 12/16/2024 (c)		32,400	44,022
Macquarie Group Ltd.
7.300% due 08/01/2014		22,075	22,887
Merrill Lynch & Co., Inc.
6.875% due 04/25/2018		17,100	20,229
Morgan Stanley
0.724% due 10/15/2015		700	699
6.000% due 04/28/2015		38,480	40,996
National Australia Bank Ltd.
0.966% due 04/11/2014		26,400	26,451
National Bank of Canada
2.200% due 10/19/2016		2,500	2,582
Nationwide Building Society
6.250% due 02/25/2020		3,600	4,121
Nordea Bank AB
2.125% due 01/14/2014		2,300	2,301
Nordea Eiendomskreditt A/S
0.663% due 04/07/2015		20,100	20,120
Petrobras Global Finance BV
2.384% due 01/15/2019		2,400	2,358
3.000% due 01/15/2019		2,200	2,063
QNB Finance Ltd.
3.125% due 11/16/2015		3,000	3,101
Rabobank Group
6.875% due 03/19/2020	EUR	7,600	11,876
RCI Banque S.A.
2.116% due 04/11/2014		$41,600	41,730
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (c)		21,900	23,542
Sberbank of Russia Via SB Capital S.A.
5.400% due 03/24/2017		500	537
5.499% due 07/07/2015		13,100	13,886
SLM Corp.
0.538% due 01/27/2014		1,650	1,648
5.000% due 04/15/2015		5,000	5,244
6.250% due 01/25/2016		1,900	2,059
8.450% due 06/15/2018		13,600	15,895
Springleaf Finance Corp.
6.900% due 12/15/2017		64,200	70,492
SSIF Nevada LP
0.944% due 04/14/2014		68,400	68,522
State Bank of India
4.500% due 07/27/2015		6,000	6,177
SteelRiver Transmission Co. LLC
4.710% due 06/30/2017		7,218	7,467
Stone Street Trust
5.902% due 12/15/2015		9,500	10,187
Temasek Financial Ltd.
4.300% due 10/25/2019		2,100	2,296
Turkiye Garanti Bankasi A/S
2.742% due 04/20/2016		3,100	3,015
UBS AG
1.238% due 01/28/2014		1,395	1,396
Vnesheconombank Via VEB Finance PLC
5.450% due 11/22/2017		2,400	2,577
Wells Fargo Capital
5.950% due 12/01/2086		15,900	15,765

			1,262,869

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	11

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 1.7%
Altria Group, Inc.
7.750% due 02/06/2014	$8,680	$8,737
Amgen, Inc.
1.875% due 11/15/2014	2,000	2,023
Anheuser-Busch InBev Worldwide, Inc.
0.788% due 01/27/2014	26,800	26,810
Braskem Finance Ltd.
5.750% due 04/15/2021	2,700	2,659
Con-way, Inc.
7.250% due 01/15/2018	2,600	2,990
CSN Islands Corp.
6.875% due 09/21/2019	2,700	2,815
CSN Resources S.A.
6.500% due 07/21/2020	15,400	15,651
Daimler Finance North America LLC
1.300% due 07/31/2015	11,375	11,446
General Mills, Inc.
0.588% due 05/16/2014	3,000	3,003
Gerdau Holdings, Inc.
7.000% due 01/20/2020	1,300	1,424
Gerdau Trade, Inc.
5.750% due 01/30/2021	4,900	5,022
GTL Trade Finance, Inc.
7.250% due 10/20/2017	1,400	1,580
HCA, Inc.
7.875% due 02/15/2020	10,000	10,762
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015	3,600	3,819
Noble Group Ltd.
4.875% due 08/05/2015	700	731
6.625% due 08/05/2020	2,900	3,005
Northwest Airlines Pass-Through Trust
7.150% due 04/01/2021	5,770	6,246
Petrobras International Finance Co.
7.875% due 03/15/2019	38,300	43,554
Reliance Holdings USA, Inc.
4.500% due 10/19/2020	4,600	4,546
Rohm & Haas Co.
6.000% due 09/15/2017	1,062	1,205
WM Wrigley Jr. Co.
3.700% due 06/30/2014	11,243	11,417

		169,445

UTILITIES 1.0%
Entergy Corp.
3.625% due 09/15/2015	12,200	12,590
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015	2,300	2,452
6.212% due 11/22/2016	1,100	1,216
8.146% due 04/11/2018	5,600	6,622
Gazprom OAO Via White Nights Finance BV
10.500% due 03/25/2014	800	820
Majapahit Holding BV
7.250% due 06/28/2017	4,700	5,170
7.750% due 10/17/2016	3,405	3,754
7.750% due 01/20/2020	3,100	3,418
8.000% due 08/07/2019	5,100	5,718
Novatek OAO via Novatek Finance Ltd.
5.326% due 02/03/2016	2,000	2,132
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021	13,230	13,627
Qtel International Finance Ltd.
3.375% due 10/14/2016	11,300	11,865
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	800	854
6.750% due 09/30/2019	2,000	2,360

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Rosneft Finance S.A.
6.625% due 03/20/2017	$1,000	$1,110
7.875% due 03/13/2018	4,800	5,568
Verizon Communications, Inc.
1.993% due 09/14/2018	4,400	4,632
2.500% due 09/15/2016	5,500	5,691
3.650% due 09/14/2018	14,700	15,570

		105,169

Total Corporate Bonds & Notes (Cost $1,453,255)		1,537,483

MUNICIPAL BONDS & NOTES 4.7%

CALIFORNIA 2.5%
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	2,200	2,432
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	2,700	3,281
7.043% due 04/01/2050	8,600	10,617
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	2,200	2,309
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	17,900	22,856
7.550% due 04/01/2039	2,000	2,589
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	5,800	7,647
7.625% due 03/01/2040	18,600	24,345
7.700% due 11/01/2030	100	116
7.950% due 03/01/2036	29,300	33,901
California Statewide Communities Development Authority Revenue Bonds, Series 2010
7.550% due 05/15/2040	8,200	9,851
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.125% due 06/01/2047	1,400	949
Irvine Ranch Water District Joint Powers Agency, California Revenue Notes, Series 2012
2.388% due 03/15/2014	15,865	15,877
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039	8,200	8,744
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	1,200	1,428
7.618% due 08/01/2040	15,400	18,032
Los Angeles Unified School District, California General Obligation Bonds, (AGM Insured), Series 2007
4.500% due 07/01/2023	7,700	8,309
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	8,100	9,964
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	2,000	2,125
Palomar Community College District, California General Obligation Bonds, (BABs), Series 2010
7.194% due 08/01/2045	1,300	1,428
Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	400	431
7.021% due 08/01/2040	700	760

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	$11,800	$14,993
San Francisco, California Public Utilities Commission Water Revenue Bonds, (BABs), Series 2010
6.950% due 11/01/2050	26,285	33,159
Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2006
5.125% due 06/01/2046	655	445
University of California Revenue Bonds, (BABs), Series 2010
6.398% due 05/15/2031	9,500	10,712
6.548% due 05/15/2048	4,700	5,487

		252,787

COLORADO 0.0%
Colorado Health Facilities Authority Revenue Bonds, (AGM Insured), Series 2006
5.000% due 09/01/2036	3,900	3,868

ILLINOIS 0.0%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	2,400	2,501

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	745	725

MISSISSIPPI 0.0%
Mississippi Development Bank Revenue Bonds, (BABs), Series 2010
6.313% due 01/01/2033	2,300	2,467

NEBRASKA 0.1%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	6,500	6,872

NEVADA 0.1%
Clark County, Nevada Airport System Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	4,100	5,002

NEW JERSEY 0.4%
New Jersey Economic Development Authority Revenue Bonds, (AGM Insured), Series 1997
0.000% due 02/15/2024	22,540	13,044
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2009
7.414% due 01/01/2040	18,500	24,377

		37,421

NEW YORK 0.5%
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2027	2,800	3,055
New York City, New York General Obligation Bonds, (BABs), Series 2010
6.646% due 12/01/2031	26,300	28,965
New York City, New York Water & Sewer System Revenue Bonds, (BABs), Series 2010
5.882% due 06/15/2044	2,100	2,397
6.282% due 06/15/2042	2,100	2,266

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 12/15/2030	$9,500	$10,208
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	2,500	2,694

		49,585

OHIO 0.4%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	29,100	38,415
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.500% due 06/01/2047	3,600	2,911

		41,326

TEXAS 0.5%
Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	20,700	23,429
JPMorgan Chase Putters/Drivers Trust, Texas General Obligation Bonds, (PSF/GTD Insured), Series 2008
8.550% due 02/15/2031	3,390	4,183
JPMorgan Chase Putters/Drivers Trust, Texas Revenue Bonds, Series 2008
8.467% due 02/01/2027	2,575	3,124
8.551% due 10/01/2031	6,240	7,309
San Antonio, Texas City Public Service Board Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	14,800	16,641

		54,686

WASHINGTON 0.2%
Energy Northwest, Washington Revenue Notes, Series 2012
2.803% due 07/01/2021	20,000	19,358

WISCONSIN 0.0%
Wisconsin State Revenue Bonds, (AGM Insured), Series 2008
5.050% due 05/01/2018	3,200	3,502

Total Municipal Bonds & Notes (Cost $453,980)		480,100

U.S. GOVERNMENT AGENCIES 36.6%
Fannie Mae
0.225% due 12/25/2036 - 07/25/2037	2,888	2,738
0.415% due 05/25/2037	549	548
0.475% due 04/25/2037	2,414	2,414
0.515% due 03/25/2044	1,817	1,755
0.575% due 09/25/2035	1,077	1,080
0.615% due 09/25/2035	6,048	6,060
0.865% due 10/25/2037	1,464	1,471
0.875% due 08/28/2017 - 05/21/2018	44,600	43,744
1.065% due 07/25/2039	822	830
1.125% due 04/27/2017	21,900	21,996
1.250% due 01/30/2017	5,200	5,265
1.344% due 06/01/2043 - 07/01/2044	1,980	2,022
1.544% due 09/01/2040	6	6
1.700% due 04/01/2035	3,322	3,463
1.875% due 09/18/2018	2,100	2,115
2.103% due 08/01/2035	1,041	1,103

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.295% due 01/01/2025	$10	$10
2.310% due 08/01/2022	4,700	4,435
2.339% due 09/01/2039	25	26
2.340% due 11/01/2025	1	1
2.369% due 05/25/2035	338	349
2.475% due 04/01/2019	14,800	15,093
2.500% due 08/01/2022	5,217	5,328
2.670% due 08/01/2022	783	756
2.870% due 09/01/2027	6,700	5,812
3.000% due 09/01/2020 - 01/01/2029	93,051	95,258
3.330% due 11/01/2021	1,351	1,374
3.500% due 12/01/2025 - 11/01/2043	253,805	255,469
3.835% due 10/01/2032	508	518
3.962% due 11/01/2035	96	100
4.000% due 01/01/2026 - 01/01/2044	524,253	539,897
4.000% due 02/01/2044	224,500	230,463
4.412% due 12/01/2036	815	865
4.500% due 08/01/2018 - 02/01/2044	1,184,185	1,255,702
4.501% due 07/01/2019	29,328	32,210
4.595% due 09/01/2034	568	604
4.992% due 09/01/2035	242	258
5.000% due 02/13/2017 - 01/01/2044	153,983	167,647
5.169% due 08/01/2035	478	514
5.375% due 06/12/2017	8,100	9,267
5.500% due 09/01/2017 - 01/01/2044	235,276	258,952
6.000% due 09/01/2016 - 05/01/2041	197,009	218,653
6.500% due 11/01/2034	66	74
7.000% due 04/25/2023 - 06/01/2032	881	1,017
Freddie Mac
0.317% due 07/15/2019	1,258	1,256
0.467% due 05/15/2036	2,113	2,115
0.617% due 11/15/2030	10	10
0.667% due 09/15/2030	10	10
0.867% due 08/15/2037	17,505	17,583
0.875% due 03/07/2018	3,300	3,208
0.887% due 05/15/2037	508	509
1.000% due 03/08/2017 - 09/29/2017	184,000	183,332
1.250% due 05/12/2017 - 10/02/2019	43,300	41,652
1.342% due 02/25/2045	320	324
1.750% due 05/30/2019	2,800	2,753
2.482% due 07/01/2027 - 01/01/2028	1	2
2.533% due 07/01/2030	1	1
3.750% due 03/27/2019	2,000	2,182
4.000% due 04/01/2029 - 01/01/2044	139,449	143,503
4.500% due 03/01/2029 - 01/01/2044	120,931	128,370
5.500% due 08/23/2017 - 10/01/2038	8,381	9,213
6.000% due 07/01/2016 - 01/01/2044	11,543	12,759
6.500% due 06/01/2016 - 10/01/2037	145	160
7.000% due 06/15/2023	423	475
7.500% due 07/15/2030 - 03/01/2032	92	107
8.500% due 08/01/2024	5	6

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ginnie Mae
0.767% due 02/16/2030	$90	$91
1.625% due 04/20/2026 - 02/20/2032	312	325
2.000% due 07/20/2030	4	4
6.000% due 12/15/2038 - 11/15/2039	102	113
7.000% due 11/20/2029	41	43
Small Business Administration
5.130% due 09/01/2023	22	24
6.290% due 01/01/2021	34	37
7.500% due 04/01/2017	101	107

Total U.S. Government Agencies (Cost $3,744,230)		3,747,536

U.S. TREASURY OBLIGATIONS 37.1%
U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2017 (i)	6,786	6,980
0.125% due 01/15/2022	163,447	157,049
0.125% due 07/15/2022	104,199	99,799
0.375% due 07/15/2023	20,172	19,444
0.625% due 07/15/2021	36,060	36,608
1.125% due 01/15/2021	49,431	51,951
1.250% due 07/15/2020	26,130	27,961
1.750% due 01/15/2028	69,675	74,571
2.000% due 01/15/2026	56,952	63,087
2.375% due 01/15/2025	98,747	113,529
2.375% due 01/15/2027	34,279	39,487
2.500% due 01/15/2029	30,567	35,887
3.625% due 04/15/2028	11,696	15,466
3.875% due 04/15/2029	31,396	43,019
U.S. Treasury Notes
0.250% due 12/31/2015	4,100	4,089
0.375% due 01/15/2016	30,200	30,191
0.500% due 12/15/2016 (e)	508,100	506,016
0.500% due 07/31/2017	33,300	32,595
0.625% due 07/15/2016	14,000	14,017
0.625% due 10/15/2016	88,100	87,938
0.625% due 11/15/2016 (e)	355,100	354,018
0.625% due 05/31/2017 (i)	66,178	65,320
0.625% due 08/31/2017	15,700	15,406
0.750% due 12/31/2017	15,600	15,251
0.750% due 02/28/2018	160,900	156,620
0.750% due 03/31/2018	41,400	40,215
0.875% due 09/15/2016	58,700	59,051
0.875% due 12/31/2016	31,600	31,674
0.875% due 01/31/2017	49,500	49,554
0.875% due 02/28/2017	53,400	53,392
0.875% due 04/30/2017	83,800	83,551
1.000% due 08/31/2016	5,900	5,955
1.000% due 03/31/2017	491,600	492,733
1.250% due 10/31/2018	207,800	203,620
1.250% due 11/30/2018	379,300	370,988
1.375% due 07/31/2018	4,000	3,962
1.500% due 07/31/2016	12,600	12,888
1.500% due 08/31/2018 (g)(i)	297,800	296,160
1.500% due 12/31/2018	13,700	13,539
1.750% due 05/31/2016	3,700	3,807
3.000% due 02/28/2017	3,000	3,197
3.125% due 01/31/2017	1,500	1,604
3.250% due 03/31/2017	8,100	8,706

Total U.S. Treasury Obligations (Cost $3,881,756)		3,800,895

MORTGAGE-BACKED SECURITIES 4.7%
American Home Mortgage Investment Trust
2.355% due 02/25/2045	1,263	1,253

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	13

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Arran Residential Mortgages Funding PLC
1.617% due 05/16/2047	EUR	8,504	$11,865
Banc of America Commercial Mortgage Trust
5.451% due 01/15/2049		$11,600	12,571
5.734% due 05/10/2045		6,400	6,987
Banc of America Funding Corp.
2.632% due 05/25/2035		1,480	1,502
6.000% due 03/25/2037 ^		9,993	8,870
Banc of America Mortgage Trust
2.875% due 05/25/2033		1,935	1,913
6.500% due 10/25/2031		140	149
BCAP LLC Trust
5.222% due 03/26/2037		1,284	1,185
Bear Stearns Adjustable Rate Mortgage Trust
2.363% due 02/25/2033		14	14
2.380% due 02/25/2036		214	212
2.572% due 04/25/2033		267	272
2.588% due 01/25/2035		788	764
2.743% due 11/25/2030		1	2
2.747% due 11/25/2034		4,249	4,176
2.761% due 01/25/2034		646	649
2.830% due 04/25/2034		1,222	1,207
2.838% due 02/25/2033		48	44
2.912% due 07/25/2034		1,416	1,365
3.082% due 11/25/2034		994	1,013
5.249% due 01/25/2035		438	446
Bear Stearns Alt-A Trust
2.649% due 05/25/2035		3,400	3,239
2.708% due 09/25/2035		2,030	1,784
Bear Stearns Commercial Mortgage Securities Trust
5.331% due 02/11/2044		1,000	1,088
5.700% due 06/11/2050		7,800	8,779
5.703% due 06/11/2050		6,396	6,611
Bear Stearns Structured Products, Inc.
2.502% due 01/26/2036		4,136	3,160
2.591% due 12/26/2046		2,326	1,407
Chase Mortgage Finance Trust
4.834% due 01/25/2036 ^		5,956	5,646
Citigroup Mortgage Loan Trust, Inc.
2.510% due 10/25/2035		616	604
2.630% due 05/25/2035		2,142	2,057
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% due 12/11/2049		1,600	1,755
Countrywide Alternative Loan Trust
0.335% due 05/25/2047		4,347	3,723
0.345% due 05/25/2047		3,035	2,466
0.355% due 09/25/2046 ^		41,690	30,344
0.365% due 05/25/2036		11,425	8,808
6.000% due 02/25/2037 ^		14,924	11,215
Countrywide Home Loan Mortgage Pass-Through Trust
2.417% due 02/20/2036		824	731
2.504% due 11/25/2034		2,690	2,493
2.526% due 02/20/2035		4,520	4,344
6.000% due 03/25/2037 ^		5,111	4,636
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		6,225	6,702
5.383% due 02/15/2040		516	558
Credit Suisse First Boston Mortgage Securities Corp.
4.828% due 06/25/2032		20	19
Deutsche ALT-A Securities, Inc.
0.665% due 02/25/2035		765	704
Epic Opera Arlington Ltd.
0.764% due 07/28/2016	GBP	4,428	7,311
First Horizon Alternative Mortgage Securities
2.238% due 09/25/2035		$106	93
2.250% due 08/25/2035		6,588	5,917

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
First Horizon Mortgage Pass-Through Trust
2.583% due 10/25/2035		$6,848	$5,990
First Nationwide Mortgage-Backed Pass-Through Trust
6.750% due 08/21/2031		2	2
Granite Master Issuer PLC
0.367% due 12/20/2054		2,989	2,958
0.809% due 12/20/2054	GBP	3,015	4,953
Granite Mortgages PLC
0.578% due 09/20/2044	EUR	291	400
0.604% due 01/20/2044		294	404
0.897% due 01/20/2044	GBP	446	735
0.904% due 09/20/2044		2,316	3,810
Greenpoint Mortgage Pass-Through Certificates
2.792% due 10/25/2033		$1,608	1,593
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042		400	411
5.317% due 06/10/2036		340	342
5.444% due 03/10/2039		3,400	3,740
GS Mortgage Securities Trust
5.396% due 08/10/2038		701	708
GSR Mortgage Loan Trust
2.648% due 09/25/2035		7,209	7,178
5.032% due 11/25/2035		2,101	2,068
HarborView Mortgage Loan Trust
0.356% due 01/19/2038		6,865	5,633
0.386% due 05/19/2035		648	570
0.416% due 01/19/2036		13,508	9,039
0.496% due 01/19/2035		6,596	4,720
0.916% due 10/19/2035		4,842	4,094
2.746% due 07/19/2035		2,626	2,274
Holmes Master Issuer PLC
1.577% due 10/15/2054	EUR	3,582	4,950
IndyMac Adjustable Rate Mortgage Trust
1.782% due 01/25/2032		$2	2
IndyMac Mortgage Loan Trust
0.375% due 04/25/2046		7,382	5,734
JPMorgan Chase Commercial Mortgage Securities Trust
4.158% due 01/12/2039		1,906	1,911
5.336% due 05/15/2047		6,800	7,454
5.420% due 01/15/2049		20,956	23,021
5.882% due 02/15/2051		1,770	1,984
JPMorgan Commercial Mortgage-Backed Securities Trust
5.683% due 03/18/2051		10,252	11,176
JPMorgan Mortgage Trust
2.288% due 06/25/2035		941	938
2.665% due 10/25/2036		10,000	8,362
2.722% due 08/25/2034		9,703	9,693
3.554% due 02/25/2035		617	621
5.750% due 01/25/2036 ^		1,216	1,118
MASTR Adjustable Rate Mortgages Trust
0.879% due 01/25/2047 ^		6,533	4,169
Merrill Lynch Floating Trust
0.706% due 07/09/2021		7,622	7,607
Merrill Lynch Mortgage Investors Trust
0.375% due 02/25/2036		2,670	2,449
0.415% due 11/25/2035		368	339
1.165% due 10/25/2035		1,026	1,010
2.124% due 04/25/2035		10,532	9,974
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		5,500	6,059
Morgan Stanley Capital Trust
5.610% due 04/15/2049		3,179	3,202
Morgan Stanley Re-REMIC Trust
5.804% due 08/12/2045		2,200	2,408
Prime Mortgage Trust
0.565% due 02/25/2019		4	4
0.565% due 02/25/2034		223	211

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.665% due 02/25/2035		$8,847	$8,160
Residential Accredit Loans, Inc. Trust
0.265% due 05/25/2037		16,407	11,107
0.350% due 08/25/2036		11,816	8,703
3.590% due 12/25/2035		973	777
Residential Asset Securitization Trust
0.615% due 10/25/2035		3,776	3,285
Residential Funding Mortgage Securities, Inc. Trust
5.500% due 11/25/2035		4,200	3,966
6.000% due 06/25/2037 ^		7,632	6,626
Silenus European Loan Conduit Ltd.
0.368% due 05/15/2019	EUR	462	618
Structured Adjustable Rate Mortgage Loan Trust
0.365% due 04/25/2047		$4,473	3,170
5.038% due 05/25/2036		1,285	1,282
5.054% due 07/25/2035 ^		623	552
Structured Asset Mortgage Investments Trust
0.416% due 07/19/2035		4,059	3,988
0.826% due 09/19/2032		59	57
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.125% due 07/25/2032		6	6
2.516% due 02/25/2032		7	8
Suntrust Adjustable Rate Mortgage Loan Trust
4.421% due 02/25/2037 ^		6,201	5,191
Thornburg Mortgage Securities Trust
5.750% due 06/25/2047		31,294	29,339
Wachovia Bank Commercial Mortgage Trust
0.247% due 06/15/2020		1,968	1,949
5.509% due 04/15/2047		3,200	3,499
Wachovia Mortgage Loan Trust LLC
2.790% due 05/20/2036 ^		10,226	8,731
WaMu Mortgage Pass-Through Certificates
0.455% due 10/25/2045		696	650
0.485% due 01/25/2045		6,666	6,435
1.343% due 11/25/2042		326	308
1.543% due 08/25/2042		788	732
4.256% due 12/25/2036 ^		831	746
4.784% due 07/25/2037 ^		6,260	5,748
Wells Fargo Mortgage-Backed Securities Trust
2.615% due 12/25/2034		1,660	1,682
2.615% due 01/25/2035		2,152	2,135
2.628% due 03/25/2036		3,188	3,189

Total Mortgage-Backed Securities (Cost $449,501)			481,310

ASSET-BACKED SECURITIES 2.2%
Accredited Mortgage Loan Trust
0.295% due 02/25/2037		6,061	5,648
Amortizing Residential Collateral Trust
0.705% due 06/25/2032		150	143
Bear Stearns Asset-Backed Securities Trust
0.255% due 06/25/2047		46	46
0.315% due 11/25/2036		20,874	14,669
0.325% due 08/25/2036		2,736	1,865
Concord Real Estate CDO Ltd.
0.445% due 12/25/2046		4,343	4,322
Countrywide Asset-Backed Certificates
0.295% due 11/25/2037		20,804	20,427
Credit-Based Asset Servicing and Securitization LLC
0.225% due 11/25/2036		187	101
EMC Mortgage Loan Trust
0.905% due 05/25/2040		225	202
First Franklin Mortgage Loan Trust
0.655% due 09/25/2035		2,800	2,524
Fremont Home Loan Trust
0.225% due 01/25/2037		104	52

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Gracechurch Card Funding PLC
1.069% due 01/15/2016	EUR	26,300	$36,186
Hillmark Funding
0.489% due 05/21/2021		$24,100	23,489
HSBC Home Equity Loan Trust
0.457% due 01/20/2034		3,113	3,098
JPMorgan Mortgage Acquisition Trust
0.225% due 03/25/2047		938	900
Lafayette CLO Ltd.
1.642% due 09/06/2022		4,578	4,575
Lehman XS Trust
0.345% due 06/25/2036		6,668	4,585
Long Beach Mortgage Loan Trust
0.725% due 10/25/2034		156	149
3.165% due 11/25/2032		50	42
MASTR Asset-Backed Securities Trust
0.405% due 03/25/2036		7,515	4,067
0.455% due 12/25/2035		10,000	8,586
Morgan Stanley ABS Capital, Inc. Trust
0.415% due 08/25/2036		20,000	10,702
NovaStar Mortgage Funding Trust
0.405% due 11/25/2036		4,436	1,969
Penta CLO S.A.
0.551% due 06/04/2024	EUR	2,324	3,080
Residential Asset Securities Corp. Trust
0.325% due 06/25/2036		$9,833	9,209
0.365% due 02/25/2036		2,281	2,234
0.745% due 05/25/2035		1,397	1,306
Securitized Asset-Backed Receivables LLC Trust
0.295% due 05/25/2037 ^		1,887	1,164
Sherwood Castle Funding PLC
0.487% due 03/15/2016	EUR	12,000	16,499
SLM Student Loan Trust
0.537% due 12/15/2023		14,768	20,012
2.817% due 12/16/2019		$1,900	1,930
Structured Asset Securities Corp.
0.335% due 12/25/2036		9,900	7,280
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
0.745% due 01/25/2033		37	34
Washington Mutual Asset-Backed Certificates Trust
0.405% due 05/25/2036		15,000	9,490
Wells Fargo Home Equity Asset-Backed Securities Trust
0.755% due 11/25/2035		1,800	1,532

Total Asset-Backed Securities (Cost $210,726)			222,117

SOVEREIGN ISSUES 4.6%
Autonomous Community of Valencia
4.375% due 07/16/2015	EUR	700	987
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		$3,200	3,240
4.125% due 09/15/2017	EUR	2,300	3,289
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2017	BRL	22,000	6,569
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017		2,300	924
Italy Buoni Poliennali Del Tesoro
2.500% due 03/01/2015	EUR	14,300	20,024
2.750% due 12/01/2015		31,300	44,302
3.000% due 11/01/2015		34,600	49,128
3.750% due 08/01/2015		1,500	2,145
4.500% due 07/15/2015		1,800	2,601
6.000% due 11/15/2014		2,200	3,162
Italy Certificati Di Credito Del Tesoro
0.000% due 12/31/2014		7,700	10,503
0.000% due 06/30/2015		11,600	15,692

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Junta de Castilla y Leon
6.270% due 02/19/2018	EUR	9,700	$14,951
6.505% due 03/01/2019		7,400	11,682
Korea Housing Finance Corp.
4.125% due 12/15/2015		$2,100	2,219
Mexico Government International Bond
10.000% due 12/05/2024	MXN	176,000	17,246
Province of Ontario
1.000% due 07/22/2016		$2,500	2,510
1.600% due 09/21/2016		300	306
1.650% due 09/27/2019		2,800	2,688
3.000% due 07/16/2018		3,700	3,884
3.150% due 06/02/2022	CAD	14,200	13,159
4.000% due 10/07/2019		$700	758
4.000% due 06/02/2021	CAD	26,500	26,446
4.200% due 03/08/2018		1,100	1,120
4.200% due 06/02/2020		12,500	12,730
4.300% due 03/08/2017		900	916
4.400% due 06/02/2019		8,000	8,237
4.400% due 04/14/2020		$600	659
5.500% due 06/02/2018	CAD	2,300	2,459
Province of Quebec
2.750% due 08/25/2021		$17,100	16,502
3.500% due 07/29/2020		3,000	3,115
3.500% due 12/01/2022	CAD	17,100	16,102
4.250% due 12/01/2021		31,200	31,394
4.500% due 12/01/2017		700	720
4.500% due 12/01/2019		800	827
4.500% due 12/01/2020		2,500	2,580
Spain Government International Bond
2.750% due 03/31/2015	EUR	1,700	2,385
3.150% due 01/31/2016		32,800	46,580
3.300% due 10/31/2014		100	140
3.750% due 10/31/2015		34,200	49,054
4.000% due 07/30/2015		15,400	21,995

Total Sovereign Issues (Cost $476,830)			475,930

		SHARES
PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%
DG Funding Trust
0.554% due 01/30/2014 (c)		1,239	8,773
GMAC Capital Trust
8.125% due 02/15/2040		500,000	13,370

Total Preferred Securities (Cost $26,130)			22,143

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 4.3%

CERTIFICATES OF DEPOSIT 0.5%
Banco do Brasil S.A.
0.000% due 01/24/2014		$6,100	6,095
Itau Unibanco Holding S.A.
0.000% due 10/31/2014		$45,200	$44,701

			50,796

COMMERCIAL PAPER 0.2%
Ford Motor Credit Co.
0.850% due 06/16/2014		3,400	3,391
0.880% due 07/14/2014		7,400	7,377
0.900% due 08/05/2014		7,500	7,473

			18,241

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS (d) 0.9%
			$97,039

ITALY TREASURY BILLS 2.5%
0.872% due 09/12/2014 - 11/14/2014 (a)	EUR	186,500	255,003

MEXICO TREASURY BILLS 0.0%
3.478% due 01/23/2014 - 02/06/2014 (a)	MXN	200	15

SPAIN TREASURY BILLS 0.0%
0.858% due 10/17/2014 (a)	EUR	200	273

U.S. TREASURY BILLS 0.2%
0.113% due 01/16/2014 - 12/11/2014 (a)(e)(i)		$17,093	17,078

Total Short-Term Instruments (Cost $436,710)			438,445

Total Investments in Securities (Cost $11,133,367)			11,206,211

		SHARES
INVESTMENTS IN AFFILIATES 4.0%

SHORT-TERM INSTRUMENTS 4.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.0%
PIMCO Short-Term Floating NAV Portfolio		1,715	17
PIMCO Short-Term Floating NAV Portfolio III		41,267,659	412,223

Total Short-Term Instruments (Cost $412,490)			412,240

Total Investments in Affiliates (Cost $412,490)			412,240

Total Investments 113.4% (Cost $11,545,857)			$11,618,451

Financial Derivative Instruments (f)(h) (0.1%) (Cost or Premiums, net $(6,408))			(9,127)

Other Assets and Liabilities, net (13.3%)			(1,360,912)

Net Assets 100.0%			$10,248,412

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	15

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity, date shown represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.010%	12/31/2013	01/02/2014	$93,600	U.S. Treasury Notes 0.625% - 2.375% due 11/30/2017 - 12/31/2020	$(95,362)	$93,600	$93,600
SSB	0.000%	12/31/2013	01/02/2014	3,439	Freddie Mac 2.100% due 10/17/2022	(3,509)	3,439	3,439

Total Repurchase Agreements						$(98,871)	$97,039	$97,039

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	(0.540%)	12/31/2013	01/02/2014	$(50,807)	$(50,807)
	(0.350%)	12/31/2013	01/02/2014	(22,954)	(22,954)
	(0.240%)	12/31/2013	01/02/2014	(19,960)	(19,960)

Total Sale-Buyback Transactions					$(93,721)

(2)

As of December 31, 2013, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended December 31, 2013 was $84,367 at a weighted average interest rate of (0.328%).

(3)	Payable for sale-buyback transactions includes $3 of deferred price drop on sale-buyback transactions.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2013:

(e)	Securities with an aggregate market value of $100,193 have been pledged as collateral under the terms of the following master agreements as of December 31, 2013.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BCY	$93,600	$0	$0	$0	$93,600	$(95,362)	$(1,762)
SSB	3,439	0	0	0	3,439	(3,509)	(70)

Master Securities Forward Transaction Agreement
BCY	0	0	(93,721)	0	(93,721)	93,630	(91)
BOA	0	0	0	0	0	1,290	1,290
DEU	0	0	0	0	0	70	70
FOB	0	0	0	0	0	3,048	3,048
GRE	0	0	0	0	0	280	280
GSC	0	0	0	0	0	660	660
JPS	0	0	0	0	0	340	340
MSC	0	0	0	0	0	(1,724)	(1,724)
SAL	0	0	0	0	0	(434)	(434)
WFS	0	0	0	0	0	350	350

Total Borrowings and Other Financing Transactions	$97,039	$0	$(93,721)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CME 3-Year Mid-Curve on Eurodollar March Futures	$97.375	03/14/2014	864	$(304)	$(432)

Total Written Options				$(304)	$(432)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor December Futures	Long	12/2014	289	$(59)	$15	$(30)
3-Month Euribor June Futures	Long	06/2015	289	(119)	20	(40)
3-Month Euribor March Futures	Long	03/2015	289	(89)	15	(35)
3-Month Euribor September Futures	Long	09/2015	289	(150)	19	(45)
90-Day Eurodollar December Futures	Long	12/2014	1,692	(80)	0	(42)
90-Day Eurodollar December Futures	Long	12/2015	16,852	(3,433)	0	(843)
90-Day Eurodollar December Futures	Long	12/2016	241	(178)	0	(18)
90-Day Eurodollar June Futures	Long	06/2015	5,127	(1,203)	0	(192)
90-Day Eurodollar June Futures	Long	06/2016	1,144	(681)	0	(57)
90-Day Eurodollar March Futures	Long	03/2015	227	14	0	(6)
90-Day Eurodollar March Futures	Long	03/2016	5,946	(3,477)	0	(297)
90-Day Eurodollar September Futures	Long	09/2015	7,448	316	0	(372)
90-Day Eurodollar September Futures	Long	09/2016	3,660	232	0	(229)
U.S. Treasury 5-Year Note March Futures	Long	03/2014	8,312	(12,852)	0	(779)
U.S. Treasury 10-Year Note March Futures	Long	03/2014	2,892	(6,601)	0	(497)

Total Futures Contracts				$(28,360)	$69	$(3,482)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	10/15/2017	$ 130,400	$(1,809)	$(1,656)	$0	$(121)
Pay	3-Month USD-LIBOR	1.500%	03/18/2016	1,221,100	8,087	66	0	(319)
Pay	3-Month USD-LIBOR	1.500%	12/16/2016	903,900	(948)	(1,670)	0	(281)
Pay	3-Month USD-LIBOR	3.000%	09/21/2017	782,900	3,822	(3,569)	0	(518)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	34,800	(2,147)	6,989	473	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	378,600	82,388	57,658	4,339	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043	283,400	22,500	8,915	3,614	0
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY 11,470,000	(1,217)	(1,807)	364	0

					$110,676	$64,926	$8,790	$(1,239)

Total Swap Agreements					$110,676	$64,926	$8,790	$(1,239)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2013:

(g)	Securities with an aggregate market value of $14,801 and cash of $67,334 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2013. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$69	$8,790	$8,859	$(432)	$(3,482)	$(1,239)	$(5,153)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	17

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BPS	02/2014		JPY	1,672,900	$		16,242	$353	$0
	02/2014		MXN	99			8	0	0
	03/2014		EUR	104,327			137,500	0	(6,020)
	03/2014	$		1,194		MXN	15,563	0	(8)
	04/2014		EUR	200	$		253	0	(22)
	06/2014			300			379	0	(33)
	07/2014			200			253	0	(22)
	08/2014			300			380	0	(33)

BRC	01/2014		BRL	208			89	1	0
	01/2014	$		89		BRL	208	0	(1)
	03/2014		GBP	10,699	$		17,506	0	(203)

CBK	01/2014		BRL	296			126	1	0
	01/2014		EUR	2,413			3,294	0	(26)
	01/2014	$		127		BRL	296	0	(2)
	01/2014			14,222		EUR	10,485	203	0
	02/2014		EUR	122,125	$		167,602	0	(403)
	04/2014			1,400			1,774	0	(152)

DUB	01/2014		BRL	77,514			34,236	1,381	0
	01/2014	$		33,089		BRL	77,514	0	(234)
	02/2014		JPY	4,169,900	$		40,212	607	0
	03/2014		CAD	130,080			122,048	0	(179)
	03/2014	$		1,027		GBP	628	13	0

FBF	01/2014		JPY	723,840	$		6,900	26	0
	06/2014		EUR	2,000			2,536	0	(216)

GLM	02/2014			25,398			33,999	0	(940)
	03/2014			4,577			6,114	0	(182)

HUS	01/2014		BRL	197			84	1	0
	01/2014		EUR	3,705			5,063	0	(33)
	01/2014	$		85		BRL	197	0	(1)
	02/2014		JPY	2,815,200	$		28,350	1,612	0
	03/2014	$		1,081		MXN	13,983	0	(16)

JPM	01/2014		BRL	237	$		101	1	0
	01/2014		EUR	62,994			84,796	0	(1,865)
	01/2014		MXN	99			8	0	0
	01/2014	$		101		BRL	237	0	0
	02/2014		EUR	81,515	$		111,443	1	(696)

MSC	01/2014		BRL	76,576			32,689	231	0
	01/2014	$		32,552		BRL	76,576	0	(94)
	02/2014		BRL	18,529	$		7,870	79	0

RYL	01/2014		EUR	7,740			10,529	0	(120)
	03/2014			74,169			99,172	0	(2,860)

UAG	01/2014	$		90,691		EUR	66,367	611	0
	02/2014		EUR	66,367	$		90,691	0	(608)

Total Forward Foreign Currency Contracts								$5,121	$(14,969)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	58,400	$(109)	$(87)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		58,400	(130)	(19)

BRC	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		14,200	(28)	(21)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		14,200	(31)	(5)

CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.650%	03/03/2014	$	18,100	(78)	(5)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.100%	03/03/2014		18,100	(217)	(269)

DUB	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.100%	03/03/2014		57,700	(805)	(859)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.400%	03/17/2014		28,700	(89)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.900%	03/17/2014		28,700	(459)	(846)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GLM	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	14,200	$(29)	$(21)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		14,200	(29)	(5)
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	03/31/2014	$	179,500	(196)	(332)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400%	01/27/2014		549,600	(1,004)	(4)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	01/27/2014		549,600	(3,457)	(777)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400%	05/06/2014		58,700	(151)	(23)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.900%	05/06/2014		58,700	(499)	(740)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.600%	03/03/2014		29,500	(176)	(5)

MYC	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	03/31/2014		590,200	(1,549)	(1,090)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.300%	01/27/2014		91,400	(97)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800%	01/27/2014		91,400	(433)	(436)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400%	05/06/2014		76,900	(189)	(30)

RYL	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	01/27/2014		27,400	(164)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500%	01/27/2014		27,400	(218)	(15)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	03/03/2014		45,500	(166)	(3)

								$(10,303)	$(5,593)

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC CDX.IG-21 5-Year Index	Buy	0.600%	03/19/2014	$	25,600	$(15)	$(24)
	Put - OTC CDX.IG-21 5-Year Index	Sell	0.900%	03/19/2014		25,600	(31)	(11)
	Call - OTC iTraxx Europe 20 5-Year Index	Buy	0.700%	03/19/2014	EUR	15,100	(14)	(39)
	Put - OTC iTraxx Europe 20 5-Year Index	Sell	1.100%	03/19/2014		15,100	(38)	(7)

JPM	Call - OTC CDX.IG-21 5-Year Index	Buy	0.600%	03/19/2014	$	15,000	(6)	(14)
	Put - OTC CDX.IG-21 5-Year Index	Sell	0.900%	03/19/2014		15,000	(25)	(7)

							$(129)	$(102)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$13,700	$(116)	$(15)
	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	32,900	(293)	(35)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	14,800	(191)	(15)

DUB	Floor - OTC CPURNSA Index	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	4,900	(37)	(4)
	Floor - OTC CPURNSA Index	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	15,400	(151)	(13)

						$(788)	$(82)

Total Written Options						$(11,220)	$(5,777)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2013:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premiums
Balance at 12/31/2012	0	$1,202,900	EUR	19,000	$(7,623)
Sales	2,932	7,469,600		331,200	(27,657)
Closing Buys	0	(202,900)		0	965
Expirations	(1,174)	(4,380,800)		(146,400)	17,395
Exercised	(894)	(1,398,800)		0	5,396

Balance at 12/31/2013	864	$2,690,000	EUR	203,800	$(11,524)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. TREASURY OBLIGATION ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2013 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Berkshire Hathaway, Inc.	1.000%	03/20/2015	0.175%	$ 5,300	$(94)	$149	$55	$0
	Brazil Government International Bond	1.000%	09/20/2015	0.895%	700	(6)	8	2	0
	Indonesia Government International Bond	1.000%	06/20/2016	1.215%	18,800	(349)	257	0	(92)
	Indonesia Government International Bond	1.000%	09/20/2016	1.331%	700	(11)	5	0	(6)
	MetLife, Inc.	1.000%	12/20/2014	0.135%	10,800	(143)	238	95	0
	MetLife, Inc.	1.000%	09/20/2015	0.261%	7,500	(492)	591	99	0
	MetLife, Inc.	1.000%	12/20/2015	0.294%	18,100	(865)	1,124	259	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	19

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2013 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Mexico Government International Bond	1.000%	09/20/2015	0.318%	$	1,200	$0	$15	$15	$0
	Mexico Government International Bond	1.000%	12/20/2016	0.492%		1,700	16	10	26	0
	Mexico Government International Bond	1.000%	12/20/2018	0.879%		2,200	(4)	18	14	0
	Prudential Financial, Inc.	1.000%	12/20/2015	0.218%		9,000	(263)	405	142	0

BPS	U.S. Treasury Notes	0.250%	03/20/2016	0.296%	EUR	16,900	(238)	217	0	(21)

BRC	Brazil Government International Bond	1.000%	06/20/2015	0.776%	$	1,000	(14)	18	4	0
	Brazil Government International Bond	1.000%	09/20/2015	0.895%		2,300	(20)	25	5	0
	Brazil Government International Bond	1.000%	03/20/2016	1.051%		1,100	(7)	6	0	(1)
	Brazil Government International Bond	1.000%	06/20/2016	1.166%		18,400	(27)	(41)	0	(68)
	Brazil Government International Bond	1.000%	12/20/2016	1.335%		31,000	(781)	488	0	(293)
	China Government International Bond	1.000%	12/20/2016	0.391%		2,300	45	(2)	43	0
	China Government International Bond	1.000%	12/20/2018	0.753%		900	9	2	11	0
	Mexico Government International Bond	1.000%	03/20/2015	0.240%		2,900	(65)	93	28	0

CBK	Brazil Government International Bond	1.000%	09/20/2015	0.895%		1,000	(16)	18	2	0
	Brazil Government International Bond	1.000%	06/20/2016	1.166%		51,100	(156)	(33)	0	(189)
	China Government International Bond	1.000%	12/20/2018	0.753%		2,600	24	8	32	0
	General Electric Capital Corp.	3.850%	03/20/2014	0.177%		5,000	0	47	47	0
	JPMorgan Chase & Co.	1.000%	09/20/2014	0.205%		11,000	111	(43)	68	0
	MetLife, Inc.	1.000%	12/20/2015	0.294%		6,900	(251)	350	99	0
	Mexico Government International Bond	1.000%	03/20/2015	0.240%		2,600	(60)	85	25	0
	Mexico Government International Bond	1.000%	09/20/2015	0.318%		1,200	(18)	33	15	0
	Mexico Government International Bond	1.000%	12/20/2018	0.879%		800	(1)	6	5	0

DUB	Bank of America Corp.	1.000%	09/20/2014	0.217%		4,000	31	(7)	24	0
	Brazil Government International Bond	1.000%	06/20/2015	0.776%		6,600	(70)	95	25	0
	Brazil Government International Bond	1.000%	06/20/2016	1.166%		8,100	(20)	(10)	0	(30)
	China Government International Bond	1.000%	12/20/2016	0.391%		2,000	39	(2)	37	0
	Export-Import Bank of China	1.000%	06/20/2017	0.580%		800	(34)	46	12	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.282%		4,300	53	2	55	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.929%		1,100	(26)	28	2	0
	Indonesia Government International Bond	1.000%	06/20/2017	1.625%		5,300	(156)	47	0	(109)
	Mexico Government International Bond	1.000%	03/20/2016	0.359%		15,800	(116)	347	231	0
	Mexico Government International Bond	1.000%	06/20/2016	0.413%		40,900	99	510	609	0

FBF	Brazil Government International Bond	1.000%	06/20/2015	0.776%		8,200	(209)	239	30	0
	Brazil Government International Bond	1.000%	09/20/2015	0.895%		5,500	(69)	81	12	0
	China Government International Bond	1.000%	03/20/2015	0.168%		700	3	4	7	0
	JPMorgan Chase & Co.	1.000%	06/20/2014	0.205%		22,600	201	(108)	93	0
	Vodafone Group PLC	1.000%	03/20/2016	0.154%		3,900	56	19	75	0

GST	Berkshire Hathaway, Inc.	1.000%	03/20/2015	0.175%		2,600	(46)	73	27	0
	Brazil Government International Bond	1.000%	06/20/2015	0.776%		900	(12)	15	3	0
	Japan Government International Bond	1.000%	12/20/2015	0.132%		2,800	69	(20)	49	0
	Mexico Government International Bond	1.000%	06/20/2017	0.582%		500	(5)	12	7	0
	Mexico Government International Bond	1.000%	12/20/2018	0.879%		3,200	(9)	29	20	0

HUS	Brazil Government International Bond	1.000%	09/20/2015	0.895%		3,300	(33)	40	7	0
	Brazil Government International Bond	1.000%	06/20/2016	1.166%		25,400	(37)	(57)	0	(94)
	Mexico Government International Bond	1.000%	09/20/2016	0.456%		1,000	6	9	15	0
	Mexico Government International Bond	1.000%	12/20/2016	0.492%		300	3	2	5	0
	Mexico Government International Bond	1.000%	09/20/2017	0.635%		2,400	(53)	86	33	0
	Mexico Government International Bond	1.000%	12/20/2018	0.879%		1,500	(4)	13	9	0

JPM	Brazil Government International Bond	1.000%	06/20/2015	0.776%		10,900	(120)	160	40	0
	Brazil Government International Bond	1.000%	09/20/2015	0.895%		3,300	(34)	41	7	0
	Brazil Government International Bond	1.000%	09/20/2016	1.259%		5,300	(31)	(4)	0	(35)
	Mexico Government International Bond	0.920%	03/20/2016	0.360%		1,200	0	18	18	0
	Mexico Government International Bond	1.000%	09/20/2016	0.456%		700	4	7	11	0
	Mexico Government International Bond	1.000%	12/20/2016	0.492%		1,600	22	3	25	0
	Mexico Government International Bond	1.000%	12/20/2018	0.879%		4,500	(10)	38	28	0

MYC	Brazil Government International Bond	1.000%	06/20/2015	0.776%		1,500	(14)	20	6	0
	Indonesia Government International Bond	1.000%	09/20/2016	1.331%		5,300	(79)	34	0	(45)
	Mexico Government International Bond	1.000%	09/20/2016	0.456%		7,100	(33)	141	108	0

RYL	China Government International Bond	1.000%	09/20/2016	0.363%		400	3	4	7	0
	Mexico Government International Bond	1.000%	09/20/2015	0.318%		5,400	(63)	128	65	0

SOG	United Kingdom Gilt	1.000%	03/20/2015	0.062%		7,900	34	60	94	0

UAG	Berkshire Hathaway, Inc.	1.000%	03/20/2015	0.175%		2,600	(47)	74	27	0
	Brazil Government International Bond	1.000%	09/20/2015	0.895%		700	(7)	8	1	0
	Indonesia Government International Bond	1.000%	09/20/2016	1.331%		2,400	(38)	17	0	(21)
	Indonesia Government International Bond	1.000%	06/20/2017	1.625%		3,200	(99)	33	0	(66)
	Mexico Government International Bond	1.000%	09/20/2015	0.318%		600	(8)	15	7	0
	U.S. Treasury Notes	0.250%	09/20/2015	0.315%	EUR	26,600	(399)	361	0	(38)

							$(4,934)	$6,748	$2,922	$(1,108)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
							Asset	Liability
BOA	CMBX.NA.AAA.6 Index	0.500%	05/11/2063	$6,100	$(265)	$111	$0	$(154)

BRC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	33,800	4,264	(3,214)	1,050	0

DUB	CDX.EM-12 5-Year Index	5.000%	12/20/2014	2,600	259	(199)	60	0
	CDX.EM-13 5-Year Index	5.000%	06/20/2015	18,400	2,222	(1,650)	572	0

FBF	CDX.EM-13 5-Year Index	5.000%	06/20/2015	1,000	136	(105)	31	0

GST	CDX.EM-13 5-Year Index	5.000%	06/20/2015	400	50	(38)	12	0
	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017	1,833	0	30	30	0
	CMBX.NA.AAA.4 Index	0.350%	02/17/2051	3,055	(80)	33	0	(47)

HUS	CDX.EM-13 5-Year Index	5.000%	06/20/2015	37,700	4,099	(2,928)	1,171	0

JPM	CDX.EM-13 5-Year Index	5.000%	06/20/2015	3,000	345	(252)	93	0
	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017	4,051	0	68	68	0

MYC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	11,000	1,288	(946)	342	0

					$ 12,318	$(9,090)	$3,429	$(201)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	8.860%	01/02/2017	BRL	5,400	$4	$(141)	$0	$(137)
	Pay	1-Year BRL-CDI	10.630%	01/02/2017		6,000	0	(68)	0	(68)
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022	MXN	17,100	(26)	(71)	0	(97)

BPS	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		7,400	(9)	(31)	0	(40)

BRC	Pay	28-Day MXN-TIIE	5.600%	09/06/2016		29,500	15	46	61	0
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		18,300	(11)	12	1	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		932,000	(264)	1,585	1,321	0
	Pay	28-Day MXN-TIIE	4.750%	02/26/2018		149,000	(108)	(77)	0	(185)
	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		23,100	(15)	10	0	(5)
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		17,800	(4)	14	10	0
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022		13,000	(26)	(48)	0	(74)
	Pay	28-Day MXN-TIIE	5.750%	09/02/2022		83,000	(7)	(353)	0	(360)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		6,500	(19)	(17)	0	(36)
	Pay	28-Day MXN-TIIE	6.000%	06/05/2023		14,900	(25)	(35)	0	(60)

DUB	Pay	1-Year BRL-CDI	9.130%	01/02/2017	BRL	9,000	32	(261)	0	(229)
	Pay	1-Year BRL-CDI	10.630%	01/02/2017		2,000	1	(23)	0	(22)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023	MXN	14,800	(25)	(56)	0	(81)

GLM	Pay	1-Year BRL-CDI	9.095%	01/02/2017	BRL	6,600	0	(172)	0	(172)
	Pay	1-Year BRL-CDI	10.630%	01/02/2017		2,100	1	(24)	0	(23)
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MXN	35,100	(10)	60	50	0
	Pay	28-Day MXN-TIIE	4.750%	02/26/2018		124,600	(95)	(59)	0	(154)
	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		41,700	(26)	18	0	(8)
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		58,600	(12)	46	34	0
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022		10,000	(23)	(34)	0	(57)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		15,600	(39)	(46)	0	(85)

HUS	Pay	28-Day MXN-TIIE	5.600%	09/06/2016		464,500	176	775	951	0
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		54,900	(35)	39	4	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		50,000	(34)	105	71	0
	Pay	28-Day MXN-TIIE	5.000%	06/11/2018		303,000	(483)	188	0	(295)
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		19,500	(1)	12	11	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	21

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022	MXN	161,500	$(339)	$(576)	$0	$(915)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		18,700	(31)	(71)	0	(102)

JPM	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		18,500	(7)	4	0	(3)
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		9,200	(1)	6	5	0
	Pay	28-Day MXN-TIIE	6.000%	06/05/2023		21,200	(89)	3	0	(86)

MYC	Pay	1-Year BRL-CDI	9.140%	01/02/2017	BRL	4,000	13	(115)	0	(102)
	Pay	1-Year BRL-CDI	10.630%	01/02/2017		100	0	(1)	0	(1)
	Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MXN	30,400	6	56	62	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		105,000	(58)	207	149	0
	Pay	28-Day MXN-TIIE	5.000%	06/11/2018		196,000	(318)	127	0	(191)
	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		27,600	(16)	10	0	(6)
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		51,400	(11)	41	30	0
	Pay	28-Day MXN-TIIE	6.350%	06/02/2021		28,000	7	(4)	3	0
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022		197,100	(354)	(762)	0	(1,116)

UAG	Pay	1-Year BRL-CDI	8.900%	01/02/2017	BRL	3,300	3	(94)	0	(91)
	Pay	28-Day MXN-TIIE	5.750%	09/02/2022	MXN	49,000	(5)	(207)	0	(212)

							$(2,268)	$18	$2,763	$(5,013)

Total Swap Agreements							$5,116	$(2,324)	$9,114	$(6,322)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2013:

(i)	Securities with an aggregate market value of $20,598 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$0	$0	$707	$707	$0	$(106)	$(554)	$(660)	$47	$0	$47
BPS	353	0	0	353	(6,138)	(81)	(61)	(6,280)	(5,927)	6,552	625
BRC	1	0	2,534	2,535	(204)	(26)	(1,082)	(1,312)	1,223	(1,520)	(297)
CBK	204	0	293	497	(583)	(339)	(189)	(1,111)	(614)	1,196	582
DUB	2,001	0	1,627	3,628	(413)	(1,723)	(471)	(2,607)	1,021	(1,900)	(879)
FBF	26	0	248	274	(216)	0	0	(216)	58	0	58
GLM	0	0	84	84	(1,122)	(1,907)	(499)	(3,528)	(3,444)	3,546	102
GST	0	0	148	148	0	0	(47)	(47)	101	0	101
HUS	1,613	0	2,277	3,890	(50)	0	(1,406)	(1,456)	2,434	(2,600)	(166)
JPM	2	0	295	297	(2,561)	(21)	(124)	(2,706)	(2,409)	3,116	707
MSC	310	0	0	310	(94)	0	0	(94)	216	(1,120)	(904)
MYC	0	0	700	700	0	(1,556)	(1,461)	(3,017)	(2,317)	490	(1,827)
RYL	0	0	72	72	(2,980)	(18)	0	(2,998)	(2,926)	3,477	551
SOG	0	0	94	94	0	0	0	0	94	(140)	(46)
UAG	611	0	35	646	(608)	0	(428)	(1,036)	(390)	412	22

Total Over the Counter	$5,121	$0	$9,114	$14,235	$(14,969)	$(5,777)	$(6,322)	$(27,068)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$69	$69
Swap Agreements	0	0	0	0	8,790	8,790

	$0	$0	$0	$0	$8,859	$8,859

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,121	$0	$5,121
Swap Agreements	0	6,351	0	0	2,763	9,114

	$0	$6,351	$0	$5,121	$2,763	$14,235

	$0	$6,351	$0	$5,121	$11,622	$23,094

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$432	$432
Futures	0	0	0	0	3,482	3,482
Swap Agreements	0	0	0	0	1,239	1,239

	$0	$0	$0	$0	$5,153	$5,153

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$14,969	$0	$14,969
Written Options	0	102	0	0	5,675	5,777
Swap Agreements	0	1,309	0	0	5,013	6,322

	$0	$1,411	$0	$14,969	$10,688	$27,068

	$0	$1,411	$0	$14,969	$15,841	$32,221

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$388	$388
Futures	0	0	0	0	5,184	5,184
Swap Agreements	0	400	0	0	(19,883)	(19,483)

	$0	$400	$0	$0	$(14,311)	$(13,911)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15,276	$0	$15,276
Written Options	0	285	0	1,518	13,655	15,458
Swap Agreements	0	19,688	0	0	6,946	26,634

	$0	$19,973	$0	$16,794	$20,601	$57,368

	$0	$20,373	$0	$16,794	$6,290	$43,457

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(128)	$(128)
Futures	0	0	0	0	(29,683)	(29,683)
Swap Agreements	0	2	0	0	67,235	67,237

	$0	$2	$0	$0	$37,424	$37,426

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,905	$0	$10,905
Written Options	0	27	0	0	(1,299)	(1,272)
Swap Agreements	0	(13,861)	0	0	(2,156)	(16,017)

	$0	$(13,834)	$0	$10,905	$(3,455)	$(6,384)

	$0	$(13,832)	$0	$10,905	$33,969	$31,042

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	23

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Bank Loan Obligations	$0	$252	$0	$252
Corporate Bonds & Notes
Banking & Finance	0	1,239,461	23,408	1,262,869
Industrials	0	169,445	0	169,445
Utilities	0	105,169	0	105,169
Municipal Bonds & Notes
California	0	252,787	0	252,787
Colorado	0	3,868	0	3,868
Illinois	0	2,501	0	2,501
Iowa	0	725	0	725
Mississippi	0	2,467	0	2,467
Nebraska	0	6,872	0	6,872
Nevada	0	5,002	0	5,002
New Jersey	0	37,421	0	37,421
New York	0	49,585	0	49,585
Ohio	0	41,326	0	41,326
Texas	0	54,686	0	54,686
Washington	0	19,358	0	19,358
Wisconsin	0	3,502	0	3,502
U.S. Government Agencies	0	3,747,536	0	3,747,536
U.S. Treasury Obligations	0	3,800,895	0	3,800,895
Mortgage-Backed Securities	0	481,310	0	481,310
Asset-Backed Securities	0	222,117	0	222,117
Sovereign Issues	0	475,930	0	475,930
Preferred Securities
Banking & Finance	13,370	0	8,773	22,143
Short-Term Instruments
Certificates of Deposit	0	50,796	0	50,796
Commercial Paper	0	18,241	0	18,241
Repurchase Agreements	$0	$97,039	$0	$97,039

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Italy Treasury Bills	$0	$255,003	$0	$255,003
Mexico Treasury Bills	0	15	0	15
Spain Treasury Bills	0	273	0	273
U.S. Treasury Bills	0	17,078	0	17,078
	$13,370	$11,160,660	$32,181	$11,206,211

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$412,240	$0	$0	$412,240

Total Investments	$425,610	$11,160,660	$32,181	$11,618,451

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$69	$8,790	$0	$8,859
Over the counter	0	14,235	0	14,235
	$69	$23,025	$0	$23,094

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(3,914)	(1,239)	0	(5,153)
Over the counter	0	(26,986)	(82)	(27,068)
	$(3,914)	$(28,225)	$(82)	$(32,221)

Totals	$421,765	$11,155,460	$32,099	$11,609,324

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2013:

Category and Subcategory	Beginning Balance at 12/31/2012	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2013 (2)
Investments in Securities, at Value
Bank Loan Obligations	$4,507	$0	$(4,581)	$6	$93	$(25)	$0	$0	$0	$0
Corporate Bonds & Notes Banking & Finance	24,793	0	(260)	(49)	(3)	(1,073)	0	0	23,408	(1,062)
Mortgage-Backed Securities	13,060	0	(164)	0	20	(555)	0	(12,361)	0	0
Asset-Backed Securities	29,649	0	(25,129)	0	0	55	0	(4,575)	0	0
Preferred Securities Banking & Finance	9,097	0	0	0	0	(324)	0	0	8,773	(324)

	$81,106	$0	$(30,134)	$(43)	$110	$(1,922)	$0	$(16,936)	$32,181	$(1,386)

Financial Derivative Instruments - Liabilities
Over the counter	$(166)	$0	$0	$0	$0	$84	$0	$0	$(82)	$84

Totals	$80,940	$0	$(30,134)	$(43)	$110	$(1,838)	$0	$(16,936)	$32,099	$(1,302)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$7,654	Benchmark Pricing	Base Price	100.75
	15,754	Third Party Vendor	Broker Quote	98.20
Preferred Securities
Banking & Finance	8,773	Benchmark Pricing	Base Price	$7,081.90

Financial Derivative Instruments - Liabilities
Over the counter	(82)	Indicative Market Quotation	Broker Quote	0.08-0.11

Total	$32,099

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	25

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Total Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Administrative Class and Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the

Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid and are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period and are included in net change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the

ANNUAL REPORT	DECEMBER 31, 2013	27

Notes to Financial Statements (Cont.)

value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■	Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and

ANNUAL REPORT	DECEMBER 31, 2013	29

Notes to Financial Statements (Cont.)

are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers.

The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding.

Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2013, the Portfolio had no unfunded loan commitments.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and

ANNUAL REPORT	DECEMBER 31, 2013	31

Notes to Financial Statements (Cont.)

short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2013 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
$11	$200,706	$(200,700)	$0	$0	$17	$6	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
$140,220	$6,518,863	$(6,246,501)	$(98)	$(261)	$412,223	$4,463	$0

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put

ANNUAL REPORT	DECEMBER 31, 2013	33

Notes to Financial Statements (Cont.)

and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate, sovereign or U.S. Treasury obligation issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the

ANNUAL REPORT	DECEMBER 31, 2013	35

Notes to Financial Statements (Cont.)

agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2013 for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements. As mentioned earlier in this report, the U.S. is currently experiencing historically low interest rates. This combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, the fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair the performance of the Portfolio.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of

ANNUAL REPORT	DECEMBER 31, 2013	37

Notes to Financial Statements (Cont.)

forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act

38	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except

PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2013, the

Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$590,670	$964,674

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2013, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$32,288,192	$31,362,797	$1,167,319	$2,660,491

ANNUAL REPORT	DECEMBER 31, 2013	39

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2013		Year Ended 12/31/2012
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	4,809	$54,787	23,935	$275,353
Administrative Class	104,111	1,180,306	182,735	2,088,313
Advisor Class	61,815	701,151	72,115	826,623
Issued as reinvestment of distributions
Institutional Class	1,073	12,090	1,534	17,696
Administrative Class	22,323	250,661	32,983	379,680
Advisor Class	5,632	63,114	6,105	70,363
Cost of shares redeemed
Institutional Class	(22,315)	(246,293)	(5,007)	(57,174)
Administrative Class	(176,233)	(1,984,315)	(163,368)	(1,876,021)
Advisor Class	(24,664)	(277,921)	(18,362)	(211,120)
Net increase (decrease) resulting from Portfolio share transactions	(23,449)	$(246,420)	132,670	$1,513,713

As of December 31, 2013, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 28% of the Portfolio. One shareholder is a related party to the portfolio and comprises 13% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2013, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2010-2012, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2013, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$196,449	$—	$139,094	$(13,037)	$(152,993)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), and sale/buyback transactions.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.

40	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through December 31, 2013 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2013 through December 31, 2013, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2013, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$—	$—	$—	$—

Under the recently enacted Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2013, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$152,993	$—

As of December 31, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$11,552,759	$200,856	$(135,164)	$65,692

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2013 and December 31, 2012, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2013	$280,799	$45,067	$—
12/31/2012	$461,948	$5,791	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2013	41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO Total Return Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO Total Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2014

42	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FOB	Credit Suisse Securities (USA) LLC	MSC	Morgan Stanley & Co., Inc.
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GRE	RBS Securities, Inc.	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	GSC	Goldman Sachs & Co.	SAL	Citigroup Global Markets, Inc.
CBK	Citibank N.A.	GST	Goldman Sachs International	SOG	Societe Generale
DEU	Deutsche Bank Securities, Inc.	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
FBF	Credit Suisse International	JPS	JPMorgan Securities, Inc.	WFS	Wells Fargo Securities, LLC

Currency Abbreviations:
BRL	Brazilian Real	GBP	British Pound	MXN	Mexican Peso
CAD	Canadian Dollar	JPY	Japanese Yen	USD (or $)	United States Dollar
EUR	Euro

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CMBX	Commercial Mortgage-Backed Index	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
CDX.IG	Credit Derivatives Index - Investment Grade

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	GTD	Guaranteed	PSF	Public School Fund

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDI	Brazil Interbank Deposit Rate	FSB	Federal Savings Bank

ANNUAL REPORT	DECEMBER 31, 2013	43

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

44	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	172	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2013	45

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian* (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Vice President	11/2013 to Present Treasurer 08/1997 to 11/2013	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

* Effective February 3, 2014, Dr. El-Erian no longer serves as a Senior Vice President of the Trust.

46	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2013	47

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 12-13, 2013, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2014. The Board also considered and approved for an additional one-year term through August 31, 2014, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2014.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreement are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust and the independent Trustees.

The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 12-13, 2013 meeting. The independent Trustees also met with counsel to the Trust and the independent Trustees on August 2, 2013 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2012, including, but not limited to, undertaking significant technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2013. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2013 and other performance data, as available, for the periods ended June 30, 2013 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2013 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 12-13, 2013 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2013.

ANNUAL REPORT	DECEMBER 31, 2013	49

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Board noted that, for periods ending May 31, 2013, the Administrative Class of 71%, 92% and 100% of the Portfolios outperformed their Lipper category median in the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 86% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2013 (based on the performance of the Administrative Class). The Board also noted that ten of 13 Portfolios, representing 93% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2013, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $23 billion as of May 31, 2013.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expense ratios in their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the size of the assets under management with PIMCO, the manner in which similar portfolios may be managed, different requirements with

50	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to

ANNUAL REPORT	DECEMBER 31, 2013	51

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively; had been reduced for some Portfolios over time; had been held steady for most Portfolios as assets grew, or declined in the case of some Portfolios; and continued to be competitive compared with peers. The Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. The Trustees noted that the benefits of the unified fee were apparent during the recent financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC supported the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and in return for the fees paid to RALLC by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

52	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT73AR_123113

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2013

PIMCO Total Return Portfolio

Share Class

■	Advisor

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	42
Glossary	43
Federal Income Tax Information	44
Management of the Trust	45
Privacy Policy	47
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	48

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2013. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

The past twelve months were marked by ongoing periods of heightened bond market volatility brought on by uncertainty around central bank monetary and fiscal policy, geopolitical concerns, and a slower than hoped for rebound in the global economy. Following a particularly bumpy third quarter, however, all financial markets completed the year along a relatively smoother path. Federal Reserve (“Fed”) Chairman Ben Bernanke laid the groundwork in September, when he clarified the Fed’s commitment to maintain its quantitative easing (“QE”) bond purchase program of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero-bound range. The nomination of Janet Yellen to the Chairmanship further helped to reassure investors that the Fed would be committed to the continuation of their accommodative policies.

As investors were made particularly aware, beginning in mid-May conditions in financial markets deteriorated rapidly as markets reacted to signals by the Fed that it might begin to slow the pace of its asset purchases. This shift in tone fueled a broad-based sell-off within fixed income assets throughout the summer, undermining market liquidity and sending yields higher across the risk spectrum.

By mid-September, however, the Fed announced its intent to delay any tapering until more convincing indicators of economic growth become apparent and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore higher) and a rally across most equity markets. The Fed also maintained the Federal Funds Rate within a narrow range of zero to 25 basis points. Into October, investors were once again kept on edge by the uncertain fiscal policy and political landscape—namely the partial shutdown of the U.S. government that began during the first week of October, the ongoing debt ceiling negotiations between the White House and Congress, and confirmation proceedings for the next Fed Chairman. Investors were relieved by the last-minute deal announced on October 17 that reached an agreement to reopen the U.S. government and raise the debt ceiling.

In November, relative calm prevailed across most fixed income markets, and equity markets continued to rally. The European Central Bank (“ECB”) reduced their main policy rate (or the interest rate at which it lends money to banks) by 25 basis points to 0.25%, likely due to their concern over lower than expected inflation and a weak global growth outlook. The Bank of England (“BOE”) unanimously voted to leave its main policy rate unchanged amid a pickup in economic growth and expectations that this would lead to an eventual decline in the U.K. unemployment rate.

Towards the latter part of December, the Fed announced that beginning in January 2014 it intends to gradually exit its bond-buying program, by reducing it from $85 billion to $75 billion spread equally across mortgage and U.S. Treasury purchases. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee (“FOMC”) provided even greater assurances that the policy rate would remain near a zero-bound range until signs of sustainable growth are more broadly evident in the U.S. economy. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

U.S. Treasuries underperformed most other developed sovereign bond markets on a hedged basis as investors reacted to the various Fed announcements regarding the tapering of their QE bond purchase program. In particular, U.S. Treasury yields rose to their highest level in late December as investors reacted to the Fed’s announcement that it would begin the reduction of its asset purchases starting in January 2014. This decision was made on the back of improving economic data, which included a lower unemployment rate, respectable monthly job reports, and improving housing fundamentals. The benchmark ten-year U.S. Treasury note yielded 3.03% at the end of the reporting period, as compared to 1.76% on December 31, 2012. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 2.02% for the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 8.61% over the period, underperforming nominal U.S. Treasuries. U.S. TIPS sold off, particularly during the second quarter of the reporting period, as the market began to price in the inevitable Fed tapering decision, which was officially announced in December. The decision by the Fed to initiate the tapering of asset purchases was validated via stronger jobs and GDP data, with continual weaker inflation data adding further pressure to U.S. TIPS valuations towards the latter part of the period. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 9.52% over the period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries even with the Fed’s announcement that it would begin to reduce its asset purchases in January 2014. The announcement, however, did lead to differentiated performance among coupons, with lower coupons underperforming, as these bonds have been the largest beneficiaries of Fed purchases. Prices for non-Agency mortgages rose on limited outstanding supply, improving risk appetite and ongoing signs of recovery in the housing sector. Commercial MBS also outperformed amid strong investor demand and a continued rebound in property valuations.

■

The U.S. investment grade credit market, as measured by the Barclays U.S. Credit Index, declined 2.01% for the period, but outperformed like-duration U.S. Treasuries as spreads tightened, ending the year at the lowest level since the global financial crisis began. This positive performance was supported by improving global growth fundamentals and continued easy monetary policy. The high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 7.42% for the period. The sector was one of the best-performing fixed income sectors, benefiting from relatively sound fundamentals and investor demand for higher yielding assets with lower interest rate sensitivity.

■

Emerging markets (“EM”) external debt underperformed U.S. Treasuries during the year and was impacted by the second quarter sell-off. Country-specific stories and the risk-on market sentiment following the Fed tapering announcement supported lower spreads in the fourth quarter, particularly in December. EM local assets particularly underperformed U.S. Treasuries during the period, as weaker EM currencies and increases in local yields weighed on overall returns.

■

Developed market equities posted strong performance in 2013, despite a period marked by considerable volatility and uncertainty around central bank policy. U.S. equities, as measured by the S&P 500 Index, returned 32.39%. Global equities, as represented by the MSCI All Country World Index Net USD and MSCI World Index, returned 22.80% and 26.68%, respectively. Emerging market equities (“EM”), as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.60%. EM equities underperformed developed market equities due to declining earnings growth and rising interest rates in the U.S. which placed pressure on local EM currencies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2014

ANNUAL REPORT	DECEMBER 31, 2013	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Total Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk, operational risk, short sale risk and convertible securities risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

4	PIMCO VARIABLE INSURANCE TRUST

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2013 to December 31, 2013.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2013	5

PIMCO Total Return Portfolio

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	32.7%
U.S. Government Agencies	32.3%
Corporate Bonds & Notes	13.2%
Short-Term Instruments	7.3%
Mortgage-Backed Securities	4.2%
Other	10.3%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	1 Year	5 Years	Class Inception (02/28/2006)
PIMCO Total Return Portfolio Advisor Class	-2.06%	6.43%	6.19%
Barclays U.S. Aggregate Index±	-2.02%	4.44%	4.89%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.75% for Advisor Class shares.

± Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/13)	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$1,009.10	$1,021.42
Expenses Paid During Period†	$3.80	$3.82
Net Annualized Expense Ratio	0.75%	0.75%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Total Return Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	A focus on the zero- to five-year portion of the U.S. Treasury yield curve contributed to performance as longer-dated yields rose more than shorter-dated maturities.

»	An underweight to the long end of the yield curve, predominantly implemented via interest rate swaps, added to performance as longer term rates rose during the reporting period.

»	Exposure to non-Agency mortgage-backed securities added to returns as prices on these securities rose during the reporting period.

»	An underweight to investment grade credit detracted from performance as the investment grade sector outperformed U.S. Treasuries during the reporting period.

»	An allocation to high yield corporate bonds added to performance as this sector outperformed like-duration U.S. Treasuries during the reporting period.

»	Foreign currency exposure, particularly a short position on the Japanese yen, contributed to performance as the Japanese yen depreciated versus the U.S. dollar during the reporting period.

»	An allocation to U.S. Treasury Inflation-Protected Securities detracted from performance as breakeven inflation fell during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Total Return Portfolio

Selected Per Share Data for the Year Ended:	12/31/2013	12/31/2012	12/31/2011	12/31/2010	12/31/2009

Advisor Class
Net asset value beginning of year	$11.55	$11.02	$11.08	$10.82	$10.31
Net investment income (a)	0.16	0.23	0.25	0.23	0.46
Net realized/unrealized gain (loss)	(0.39)	0.80	0.13	0.63	0.95
Total income (loss) from investment operations	(0.23)	1.03	0.38	0.86	1.41
Dividends from net investment income	(0.24)	(0.28)	(0.28)	(0.26)	(0.56)
Distributions from net realized capital gains	(0.10)	(0.22)	(0.16)	(0.34)	(0.34)
Total distributions	(0.34)	(0.50)	(0.44)	(0.60)	(0.90)
Net asset value end of year	$10.98	$11.55	$11.02	$11.08	$10.82
Total return	(2.06)%	9.49%	3.50%	8.00%	13.92%
Net assets end of year (000s)	$2,213,692	$1,834,684	$1,091,459	$565,521	$205,452
Ratio of expenses to average net assets	0.75%	0.75%	0.75%	0.75%	0.84%
Ratio of expenses to average net assets excluding interest expense	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	1.44%	2.02%	2.25%	2.00%	4.29%
Portfolio turnover rate	305%*	495%*	424%*	484%*	381%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	7

Statement of Assets and Liabilities PIMCO Total Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2013

Assets:
Investments, at value
Investments in securities*	$11,206,211
Investments in Affiliates	412,240
Financial Derivative Instruments
Exchange-traded or centrally cleared	8,859
Over the counter	14,235
Cash	5
Deposits with counterparty	67,334
Foreign currency, at value	2,396
Receivable for investments sold	584,843
Receivable for Portfolio shares sold	61,268
Interest and dividends receivable	47,688
Dividends receivable from Affiliates	805
Other assets	3
12,405,887

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$93,721
Financial Derivative Instruments
Exchange-traded or centrally cleared	5,153
Over the counter	27,068
Payable for investments purchased	2,004,890
Payable for investments in Affiliates purchased	805
Deposits from counterparty	11,340
Payable for Portfolio shares redeemed	8,550
Accrued investment advisory fees	2,173
Accrued supervisory and administrative fees	2,173
Accrued distribution fees	470
Accrued servicing fees	987
Reimbursement to PIMCO	145
2,157,475

Net Assets	$10,248,412

Net Assets Consist of:
Paid in capital	$10,078,898
Undistributed net investment income	193,651
Accumulated undistributed net realized (loss)	(126,539)
Net unrealized appreciation	102,402
$10,248,412

Net Assets:
Institutional Class	$278,698
Administrative Class	7,756,022
Advisor Class	2,213,692

Shares Issued and Outstanding:
Institutional Class	25,391
Administrative Class	706,625
Advisor Class	201,683

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.98
Administrative Class	10.98
Advisor Class	10.98

Cost of Investments in Securities	$11,133,367
Cost of Investments in Affiliates	$412,490
Cost of Foreign Currency Held	$2,402
Cost or Premiums of Financial Derivative Instruments, net	$(6,408)

* Includes repurchase agreements of:	$97,039

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Total Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2013

Investment Income:
Interest	$231,883
Dividends	1,991
Dividends from Investments in Affiliates	4,469
Total Income	238,343

Expenses:
Investment advisory fees	27,069
Supervisory and administrative fees	27,069
Servicing fees - Administrative Class	12,514
Distribution and/or servicing fees - Advisor Class	5,156
Trustees’ fees	211
Interest expense	55
Miscellaneous expense	1
Total Expenses	72,075

Net Investment Income	166,268

Net Realized Gain (Loss):
Investments in securities	(100,953)
Investments in Affiliates	(98)
Exchange-traded or centrally cleared financial derivative instruments	(13,911)
Over the counter financial derivative instruments	57,368
Foreign currency	423
Net Realized (Loss)	(57,171)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(370,556)
Investments in Affiliates	(261)
Exchange-traded or centrally cleared financial derivative instruments	37,426
Over the counter financial derivative instruments	(6,384)
Foreign currency assets and liabilities	(44)
Net Change in Unrealized (Depreciation)	(339,819)
Net (Loss)	(396,990)

Net (Decrease) in Net Assets Resulting from Operations	$(230,722)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	9

Statements of Changes in Net Assets PIMCO Total Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2013	Year Ended December 31, 2012

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$166,268	$216,434
Net realized gain (loss)	(57,171)	420,965
Net change in unrealized appreciation (depreciation)	(339,819)	282,141
Net increase (decrease) resulting from operations	(230,722)	919,540

Distributions to Shareholders:
From net investment income
Institutional Class	(9,647)	(9,004)
Administrative Class	(183,002)	(216,458)
Advisor Class	(43,821)	(36,482)
From net realized capital gains
Institutional Class	(2,443)	(8,692)
Administrative Class	(67,659)	(163,223)
Advisor Class	(19,294)	(33,880)

Total Distributions	(325,866)	(467,739)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(246,420)	1,513,713
Net increase (decrease) in capital	(803,008)	1,965,514

Net Assets:
Beginning of year	11,051,420	9,085,906
End of year*	$10,248,412	$11,051,420

*Including undistributed net investment income of:	$193,651	$206,239

**	See note 12 in the Notes to Financial Statements.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Total Return Portfolio

December 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 109.4%

BANK LOAN OBLIGATIONS 0.0%
Biomet, Inc.
3.165% - 3.169% due 03/25/2015		$250	$252

Total Bank Loan Obligations (Cost $249)			252

CORPORATE BONDS & NOTES 15.0%

BANKING & FINANCE 12.3%
AIG Life Holdings, Inc.
8.125% due 03/15/2046		3,200	3,832
Ally Financial, Inc.
2.750% due 01/30/2017		34,000	34,212
3.439% due 02/11/2014		6,100	6,138
3.645% due 06/20/2014		1,600	1,628
4.500% due 02/11/2014		500	503
4.625% due 06/26/2015		6,200	6,468
5.500% due 02/15/2017		12,200	13,267
6.750% due 12/01/2014		7,600	7,971
8.300% due 02/12/2015		11,100	11,960
American Express Bank FSB
6.000% due 09/13/2017		3,600	4,143
American Express Centurion Bank
6.000% due 09/13/2017		3,900	4,476
American International Group, Inc.
4.900% due 06/02/2014	CAD	6,000	5,717
5.050% due 10/01/2015		$12,500	13,401
5.450% due 05/18/2017		1,100	1,230
5.600% due 10/18/2016		6,100	6,802
6.250% due 03/15/2087		2,100	2,111
8.175% due 05/15/2068		3,000	3,645
8.250% due 08/15/2018		18,450	23,114
Australia & New Zealand Banking Group Ltd.
2.125% due 01/10/2014		1,400	1,400
Banco do Brasil S.A.
2.899% due 07/02/2014		7,600	7,654
Banco Santander Brasil S.A.
2.343% due 03/18/2014		1,000	1,000
4.250% due 01/14/2016		1,800	1,865
4.500% due 04/06/2015		13,100	13,526
Bank of America Corp.
0.571% due 08/15/2016		2,800	2,754
1.500% due 10/09/2015		5,500	5,558
6.500% due 08/01/2016		32,700	36,941
Bank of America N.A.
6.000% due 10/15/2036		1,700	1,951
Bank of China Hong Kong Ltd.
5.550% due 02/11/2020		2,100	2,261
Bank of Montreal
2.850% due 06/09/2015		7,200	7,446
Bank of Nova Scotia
1.950% due 01/30/2017		500	513
Banque PSA Finance S.A.
2.146% due 04/04/2014		12,100	12,096
Barclays Bank PLC
10.179% due 06/12/2021		1,900	2,522
BBVA Bancomer S.A.
4.500% due 03/10/2016		3,200	3,408
6.500% due 03/10/2021		6,400	6,784
7.250% due 04/22/2020		6,400	6,944
BBVA U.S. Senior S.A.U.
2.363% due 05/16/2014		39,700	39,954
Bear Stearns Cos. LLC
6.400% due 10/02/2017		25,100	29,143
7.250% due 02/01/2018		12,200	14,615

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BNP Paribas S.A.
1.144% due 01/10/2014	$21,100	$21,104
BPCE S.A.
1.988% due 02/07/2014	5,200	5,208
CIT Group, Inc.
4.750% due 02/15/2015	2,200	2,285
5.250% due 04/01/2014	2,200	2,228
Citigroup, Inc.
0.512% due 06/09/2016	13,100	12,895
1.694% due 01/13/2014	27,700	27,710
4.587% due 12/15/2015	41,900	44,796
4.875% due 05/07/2015	6,100	6,401
5.500% due 10/15/2014	2,399	2,489
Credit Agricole Home Loan SFH
0.992% due 07/21/2014	31,000	31,098
Credit Agricole S.A.
1.692% due 01/21/2014	15,300	15,311
8.375% due 10/13/2019 (c)	1,500	1,710
Credit Suisse
2.200% due 01/14/2014	4,800	4,803
Dexia Credit Local S.A.
0.717% due 04/29/2014	20,500	20,531
2.750% due 04/29/2014	15,100	15,220
Export-Import Bank of India
2.397% due 03/30/2016	5,000	4,910
Export-Import Bank of Korea
4.000% due 01/29/2021	5,100	5,250
4.125% due 09/09/2015	12,000	12,667
5.125% due 06/29/2020	3,300	3,638
5.875% due 01/14/2015	29,900	31,462
8.125% due 01/21/2014	5,000	5,021
Fifth Third Bancorp
0.665% due 12/20/2016	3,000	2,974
Ford Motor Credit Co. LLC
7.000% due 04/15/2015	7,500	8,082
8.000% due 06/01/2014	300	309
8.000% due 12/15/2016	500	592
8.700% due 10/01/2014	3,600	3,816
General Electric Capital Corp.
3.800% due 06/18/2019	6,900	7,232
6.375% due 11/15/2067	9,600	10,452
General Motors Financial Co., Inc.
2.750% due 05/15/2016	4,000	4,060
GSPA Monetization Trust
6.422% due 10/09/2029	16,042	15,754
HBOS PLC
0.942% due 09/06/2017	7,700	7,444
HSBC Bank PLC
2.000% due 01/19/2014	2,900	2,902
ING Bank NV
1.642% due 06/09/2014	7,200	7,240
International Lease Finance Corp.
5.750% due 05/15/2016	1,900	2,040
6.750% due 09/01/2016	4,500	5,040
Intesa Sanpaolo SpA
2.638% due 02/24/2014	11,600	11,634
JPMorgan Chase & Co.
4.750% due 03/01/2015	18,900	19,779
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017	11,000	12,591
Korea Development Bank
8.000% due 01/23/2014	3,000	3,013
Korea Exchange Bank
3.125% due 06/26/2017	5,200	5,340
Korea Finance Corp.
3.250% due 09/20/2016	2,400	2,509

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LBG Capital PLC
7.588% due 05/12/2020	GBP	100	$176
7.869% due 08/25/2020		200	354
8.000% due 06/15/2020 (c)		$6,000	6,427
8.500% due 12/17/2021 (c)		1,100	1,178
Lloyds Bank PLC
12.000% due 12/16/2024 (c)		32,400	44,022
Macquarie Group Ltd.
7.300% due 08/01/2014		22,075	22,887
Merrill Lynch & Co., Inc.
6.875% due 04/25/2018		17,100	20,229
Morgan Stanley
0.724% due 10/15/2015		700	699
6.000% due 04/28/2015		38,480	40,996
National Australia Bank Ltd.
0.966% due 04/11/2014		26,400	26,451
National Bank of Canada
2.200% due 10/19/2016		2,500	2,582
Nationwide Building Society
6.250% due 02/25/2020		3,600	4,121
Nordea Bank AB
2.125% due 01/14/2014		2,300	2,301
Nordea Eiendomskreditt A/S
0.663% due 04/07/2015		20,100	20,120
Petrobras Global Finance BV
2.384% due 01/15/2019		2,400	2,358
3.000% due 01/15/2019		2,200	2,063
QNB Finance Ltd.
3.125% due 11/16/2015		3,000	3,101
Rabobank Group
6.875% due 03/19/2020	EUR	7,600	11,876
RCI Banque S.A.
2.116% due 04/11/2014		$41,600	41,730
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (c)		21,900	23,542
Sberbank of Russia Via SB Capital S.A.
5.400% due 03/24/2017		500	537
5.499% due 07/07/2015		13,100	13,886
SLM Corp.
0.538% due 01/27/2014		1,650	1,648
5.000% due 04/15/2015		5,000	5,244
6.250% due 01/25/2016		1,900	2,059
8.450% due 06/15/2018		13,600	15,895
Springleaf Finance Corp.
6.900% due 12/15/2017		64,200	70,492
SSIF Nevada LP
0.944% due 04/14/2014		68,400	68,522
State Bank of India
4.500% due 07/27/2015		6,000	6,177
SteelRiver Transmission Co. LLC
4.710% due 06/30/2017		7,218	7,467
Stone Street Trust
5.902% due 12/15/2015		9,500	10,187
Temasek Financial Ltd.
4.300% due 10/25/2019		2,100	2,296
Turkiye Garanti Bankasi A/S
2.742% due 04/20/2016		3,100	3,015
UBS AG
1.238% due 01/28/2014		1,395	1,396
Vnesheconombank Via VEB Finance PLC
5.450% due 11/22/2017		2,400	2,577
Wells Fargo Capital
5.950% due 12/01/2086		15,900	15,765

			1,262,869

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	11

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 1.7%
Altria Group, Inc.
7.750% due 02/06/2014	$8,680	$8,737
Amgen, Inc.
1.875% due 11/15/2014	2,000	2,023
Anheuser-Busch InBev Worldwide, Inc.
0.788% due 01/27/2014	26,800	26,810
Braskem Finance Ltd.
5.750% due 04/15/2021	2,700	2,659
Con-way, Inc.
7.250% due 01/15/2018	2,600	2,990
CSN Islands Corp.
6.875% due 09/21/2019	2,700	2,815
CSN Resources S.A.
6.500% due 07/21/2020	15,400	15,651
Daimler Finance North America LLC
1.300% due 07/31/2015	11,375	11,446
General Mills, Inc.
0.588% due 05/16/2014	3,000	3,003
Gerdau Holdings, Inc.
7.000% due 01/20/2020	1,300	1,424
Gerdau Trade, Inc.
5.750% due 01/30/2021	4,900	5,022
GTL Trade Finance, Inc.
7.250% due 10/20/2017	1,400	1,580
HCA, Inc.
7.875% due 02/15/2020	10,000	10,762
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015	3,600	3,819
Noble Group Ltd.
4.875% due 08/05/2015	700	731
6.625% due 08/05/2020	2,900	3,005
Northwest Airlines Pass-Through Trust
7.150% due 04/01/2021	5,770	6,246
Petrobras International Finance Co.
7.875% due 03/15/2019	38,300	43,554
Reliance Holdings USA, Inc.
4.500% due 10/19/2020	4,600	4,546
Rohm & Haas Co.
6.000% due 09/15/2017	1,062	1,205
WM Wrigley Jr. Co.
3.700% due 06/30/2014	11,243	11,417

		169,445

UTILITIES 1.0%
Entergy Corp.
3.625% due 09/15/2015	12,200	12,590
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015	2,300	2,452
6.212% due 11/22/2016	1,100	1,216
8.146% due 04/11/2018	5,600	6,622
Gazprom OAO Via White Nights Finance BV
10.500% due 03/25/2014	800	820
Majapahit Holding BV
7.250% due 06/28/2017	4,700	5,170
7.750% due 10/17/2016	3,405	3,754
7.750% due 01/20/2020	3,100	3,418
8.000% due 08/07/2019	5,100	5,718
Novatek OAO via Novatek Finance Ltd.
5.326% due 02/03/2016	2,000	2,132
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021	13,230	13,627
Qtel International Finance Ltd.
3.375% due 10/14/2016	11,300	11,865
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	800	854
6.750% due 09/30/2019	2,000	2,360

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Rosneft Finance S.A.
6.625% due 03/20/2017	$1,000	$1,110
7.875% due 03/13/2018	4,800	5,568
Verizon Communications, Inc.
1.993% due 09/14/2018	4,400	4,632
2.500% due 09/15/2016	5,500	5,691
3.650% due 09/14/2018	14,700	15,570

		105,169

Total Corporate Bonds & Notes (Cost $1,453,255)		1,537,483

MUNICIPAL BONDS & NOTES 4.7%

CALIFORNIA 2.5%
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	2,200	2,432
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	2,700	3,281
7.043% due 04/01/2050	8,600	10,617
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	2,200	2,309
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	17,900	22,856
7.550% due 04/01/2039	2,000	2,589
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	5,800	7,647
7.625% due 03/01/2040	18,600	24,345
7.700% due 11/01/2030	100	116
7.950% due 03/01/2036	29,300	33,901
California Statewide Communities Development Authority Revenue Bonds, Series 2010
7.550% due 05/15/2040	8,200	9,851
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.125% due 06/01/2047	1,400	949
Irvine Ranch Water District Joint Powers Agency, California Revenue Notes, Series 2012
2.388% due 03/15/2014	15,865	15,877
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039	8,200	8,744
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	1,200	1,428
7.618% due 08/01/2040	15,400	18,032
Los Angeles Unified School District, California General Obligation Bonds, (AGM Insured), Series 2007
4.500% due 07/01/2023	7,700	8,309
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	8,100	9,964
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	2,000	2,125
Palomar Community College District, California General Obligation Bonds, (BABs), Series 2010
7.194% due 08/01/2045	1,300	1,428
Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	400	431
7.021% due 08/01/2040	700	760

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	$11,800	$14,993
San Francisco, California Public Utilities Commission Water Revenue Bonds, (BABs), Series 2010
6.950% due 11/01/2050	26,285	33,159
Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2006
5.125% due 06/01/2046	655	445
University of California Revenue Bonds, (BABs), Series 2010
6.398% due 05/15/2031	9,500	10,712
6.548% due 05/15/2048	4,700	5,487

		252,787

COLORADO 0.0%
Colorado Health Facilities Authority Revenue Bonds, (AGM Insured), Series 2006
5.000% due 09/01/2036	3,900	3,868

ILLINOIS 0.0%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	2,400	2,501

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	745	725

MISSISSIPPI 0.0%
Mississippi Development Bank Revenue Bonds, (BABs), Series 2010
6.313% due 01/01/2033	2,300	2,467

NEBRASKA 0.1%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	6,500	6,872

NEVADA 0.1%
Clark County, Nevada Airport System Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	4,100	5,002

NEW JERSEY 0.4%
New Jersey Economic Development Authority Revenue Bonds, (AGM Insured), Series 1997
0.000% due 02/15/2024	22,540	13,044
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2009
7.414% due 01/01/2040	18,500	24,377

		37,421

NEW YORK 0.5%
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2027	2,800	3,055
New York City, New York General Obligation Bonds, (BABs), Series 2010
6.646% due 12/01/2031	26,300	28,965
New York City, New York Water & Sewer System Revenue Bonds, (BABs), Series 2010
5.882% due 06/15/2044	2,100	2,397
6.282% due 06/15/2042	2,100	2,266

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 12/15/2030	$9,500	$10,208
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	2,500	2,694

		49,585

OHIO 0.4%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	29,100	38,415
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.500% due 06/01/2047	3,600	2,911

		41,326

TEXAS 0.5%
Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	20,700	23,429
JPMorgan Chase Putters/Drivers Trust, Texas General Obligation Bonds, (PSF/GTD Insured), Series 2008
8.550% due 02/15/2031	3,390	4,183
JPMorgan Chase Putters/Drivers Trust, Texas Revenue Bonds, Series 2008
8.467% due 02/01/2027	2,575	3,124
8.551% due 10/01/2031	6,240	7,309
San Antonio, Texas City Public Service Board Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	14,800	16,641

		54,686

WASHINGTON 0.2%
Energy Northwest, Washington Revenue Notes, Series 2012
2.803% due 07/01/2021	20,000	19,358

WISCONSIN 0.0%
Wisconsin State Revenue Bonds, (AGM Insured), Series 2008
5.050% due 05/01/2018	3,200	3,502

Total Municipal Bonds & Notes (Cost $453,980)		480,100

U.S. GOVERNMENT AGENCIES 36.6%
Fannie Mae
0.225% due 12/25/2036 - 07/25/2037	2,888	2,738
0.415% due 05/25/2037	549	548
0.475% due 04/25/2037	2,414	2,414
0.515% due 03/25/2044	1,817	1,755
0.575% due 09/25/2035	1,077	1,080
0.615% due 09/25/2035	6,048	6,060
0.865% due 10/25/2037	1,464	1,471
0.875% due 08/28/2017 - 05/21/2018	44,600	43,744
1.065% due 07/25/2039	822	830
1.125% due 04/27/2017	21,900	21,996
1.250% due 01/30/2017	5,200	5,265
1.344% due 06/01/2043 - 07/01/2044	1,980	2,022
1.544% due 09/01/2040	6	6
1.700% due 04/01/2035	3,322	3,463
1.875% due 09/18/2018	2,100	2,115
2.103% due 08/01/2035	1,041	1,103

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.295% due 01/01/2025	$10	$10
2.310% due 08/01/2022	4,700	4,435
2.339% due 09/01/2039	25	26
2.340% due 11/01/2025	1	1
2.369% due 05/25/2035	338	349
2.475% due 04/01/2019	14,800	15,093
2.500% due 08/01/2022	5,217	5,328
2.670% due 08/01/2022	783	756
2.870% due 09/01/2027	6,700	5,812
3.000% due 09/01/2020 - 01/01/2029	93,051	95,258
3.330% due 11/01/2021	1,351	1,374
3.500% due 12/01/2025 - 11/01/2043	253,805	255,469
3.835% due 10/01/2032	508	518
3.962% due 11/01/2035	96	100
4.000% due 01/01/2026 - 01/01/2044	524,253	539,897
4.000% due 02/01/2044	224,500	230,463
4.412% due 12/01/2036	815	865
4.500% due 08/01/2018 - 02/01/2044	1,184,185	1,255,702
4.501% due 07/01/2019	29,328	32,210
4.595% due 09/01/2034	568	604
4.992% due 09/01/2035	242	258
5.000% due 02/13/2017 - 01/01/2044	153,983	167,647
5.169% due 08/01/2035	478	514
5.375% due 06/12/2017	8,100	9,267
5.500% due 09/01/2017 - 01/01/2044	235,276	258,952
6.000% due 09/01/2016 - 05/01/2041	197,009	218,653
6.500% due 11/01/2034	66	74
7.000% due 04/25/2023 - 06/01/2032	881	1,017
Freddie Mac
0.317% due 07/15/2019	1,258	1,256
0.467% due 05/15/2036	2,113	2,115
0.617% due 11/15/2030	10	10
0.667% due 09/15/2030	10	10
0.867% due 08/15/2037	17,505	17,583
0.875% due 03/07/2018	3,300	3,208
0.887% due 05/15/2037	508	509
1.000% due 03/08/2017 - 09/29/2017	184,000	183,332
1.250% due 05/12/2017 - 10/02/2019	43,300	41,652
1.342% due 02/25/2045	320	324
1.750% due 05/30/2019	2,800	2,753
2.482% due 07/01/2027 - 01/01/2028	1	2
2.533% due 07/01/2030	1	1
3.750% due 03/27/2019	2,000	2,182
4.000% due 04/01/2029 - 01/01/2044	139,449	143,503
4.500% due 03/01/2029 - 01/01/2044	120,931	128,370
5.500% due 08/23/2017 - 10/01/2038	8,381	9,213
6.000% due 07/01/2016 - 01/01/2044	11,543	12,759
6.500% due 06/01/2016 - 10/01/2037	145	160
7.000% due 06/15/2023	423	475
7.500% due 07/15/2030 - 03/01/2032	92	107
8.500% due 08/01/2024	5	6

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ginnie Mae
0.767% due 02/16/2030	$90	$91
1.625% due 04/20/2026 - 02/20/2032	312	325
2.000% due 07/20/2030	4	4
6.000% due 12/15/2038 - 11/15/2039	102	113
7.000% due 11/20/2029	41	43
Small Business Administration
5.130% due 09/01/2023	22	24
6.290% due 01/01/2021	34	37
7.500% due 04/01/2017	101	107

Total U.S. Government Agencies (Cost $3,744,230)		3,747,536

U.S. TREASURY OBLIGATIONS 37.1%
U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2017 (i)	6,786	6,980
0.125% due 01/15/2022	163,447	157,049
0.125% due 07/15/2022	104,199	99,799
0.375% due 07/15/2023	20,172	19,444
0.625% due 07/15/2021	36,060	36,608
1.125% due 01/15/2021	49,431	51,951
1.250% due 07/15/2020	26,130	27,961
1.750% due 01/15/2028	69,675	74,571
2.000% due 01/15/2026	56,952	63,087
2.375% due 01/15/2025	98,747	113,529
2.375% due 01/15/2027	34,279	39,487
2.500% due 01/15/2029	30,567	35,887
3.625% due 04/15/2028	11,696	15,466
3.875% due 04/15/2029	31,396	43,019
U.S. Treasury Notes
0.250% due 12/31/2015	4,100	4,089
0.375% due 01/15/2016	30,200	30,191
0.500% due 12/15/2016 (e)	508,100	506,016
0.500% due 07/31/2017	33,300	32,595
0.625% due 07/15/2016	14,000	14,017
0.625% due 10/15/2016	88,100	87,938
0.625% due 11/15/2016 (e)	355,100	354,018
0.625% due 05/31/2017 (i)	66,178	65,320
0.625% due 08/31/2017	15,700	15,406
0.750% due 12/31/2017	15,600	15,251
0.750% due 02/28/2018	160,900	156,620
0.750% due 03/31/2018	41,400	40,215
0.875% due 09/15/2016	58,700	59,051
0.875% due 12/31/2016	31,600	31,674
0.875% due 01/31/2017	49,500	49,554
0.875% due 02/28/2017	53,400	53,392
0.875% due 04/30/2017	83,800	83,551
1.000% due 08/31/2016	5,900	5,955
1.000% due 03/31/2017	491,600	492,733
1.250% due 10/31/2018	207,800	203,620
1.250% due 11/30/2018	379,300	370,988
1.375% due 07/31/2018	4,000	3,962
1.500% due 07/31/2016	12,600	12,888
1.500% due 08/31/2018 (g)(i)	297,800	296,160
1.500% due 12/31/2018	13,700	13,539
1.750% due 05/31/2016	3,700	3,807
3.000% due 02/28/2017	3,000	3,197
3.125% due 01/31/2017	1,500	1,604
3.250% due 03/31/2017	8,100	8,706

Total U.S. Treasury Obligations (Cost $3,881,756)		3,800,895

MORTGAGE-BACKED SECURITIES 4.7%
American Home Mortgage Investment Trust
2.355% due 02/25/2045	1,263	1,253

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	13

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Arran Residential Mortgages Funding PLC
1.617% due 05/16/2047	EUR	8,504	$11,865
Banc of America Commercial Mortgage Trust
5.451% due 01/15/2049		$11,600	12,571
5.734% due 05/10/2045		6,400	6,987
Banc of America Funding Corp.
2.632% due 05/25/2035		1,480	1,502
6.000% due 03/25/2037 ^		9,993	8,870
Banc of America Mortgage Trust
2.875% due 05/25/2033		1,935	1,913
6.500% due 10/25/2031		140	149
BCAP LLC Trust
5.222% due 03/26/2037		1,284	1,185
Bear Stearns Adjustable Rate Mortgage Trust
2.363% due 02/25/2033		14	14
2.380% due 02/25/2036		214	212
2.572% due 04/25/2033		267	272
2.588% due 01/25/2035		788	764
2.743% due 11/25/2030		1	2
2.747% due 11/25/2034		4,249	4,176
2.761% due 01/25/2034		646	649
2.830% due 04/25/2034		1,222	1,207
2.838% due 02/25/2033		48	44
2.912% due 07/25/2034		1,416	1,365
3.082% due 11/25/2034		994	1,013
5.249% due 01/25/2035		438	446
Bear Stearns Alt-A Trust
2.649% due 05/25/2035		3,400	3,239
2.708% due 09/25/2035		2,030	1,784
Bear Stearns Commercial Mortgage Securities Trust
5.331% due 02/11/2044		1,000	1,088
5.700% due 06/11/2050		7,800	8,779
5.703% due 06/11/2050		6,396	6,611
Bear Stearns Structured Products, Inc.
2.502% due 01/26/2036		4,136	3,160
2.591% due 12/26/2046		2,326	1,407
Chase Mortgage Finance Trust
4.834% due 01/25/2036 ^		5,956	5,646
Citigroup Mortgage Loan Trust, Inc.
2.510% due 10/25/2035		616	604
2.630% due 05/25/2035		2,142	2,057
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% due 12/11/2049		1,600	1,755
Countrywide Alternative Loan Trust
0.335% due 05/25/2047		4,347	3,723
0.345% due 05/25/2047		3,035	2,466
0.355% due 09/25/2046 ^		41,690	30,344
0.365% due 05/25/2036		11,425	8,808
6.000% due 02/25/2037 ^		14,924	11,215
Countrywide Home Loan Mortgage Pass-Through Trust
2.417% due 02/20/2036		824	731
2.504% due 11/25/2034		2,690	2,493
2.526% due 02/20/2035		4,520	4,344
6.000% due 03/25/2037 ^		5,111	4,636
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		6,225	6,702
5.383% due 02/15/2040		516	558
Credit Suisse First Boston Mortgage Securities Corp.
4.828% due 06/25/2032		20	19
Deutsche ALT-A Securities, Inc.
0.665% due 02/25/2035		765	704
Epic Opera Arlington Ltd.
0.764% due 07/28/2016	GBP	4,428	7,311
First Horizon Alternative Mortgage Securities
2.238% due 09/25/2035		$106	93
2.250% due 08/25/2035		6,588	5,917

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
First Horizon Mortgage Pass-Through Trust
2.583% due 10/25/2035		$6,848	$5,990
First Nationwide Mortgage-Backed Pass-Through Trust
6.750% due 08/21/2031		2	2
Granite Master Issuer PLC
0.367% due 12/20/2054		2,989	2,958
0.809% due 12/20/2054	GBP	3,015	4,953
Granite Mortgages PLC
0.578% due 09/20/2044	EUR	291	400
0.604% due 01/20/2044		294	404
0.897% due 01/20/2044	GBP	446	735
0.904% due 09/20/2044		2,316	3,810
Greenpoint Mortgage Pass-Through Certificates
2.792% due 10/25/2033		$1,608	1,593
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042		400	411
5.317% due 06/10/2036		340	342
5.444% due 03/10/2039		3,400	3,740
GS Mortgage Securities Trust
5.396% due 08/10/2038		701	708
GSR Mortgage Loan Trust
2.648% due 09/25/2035		7,209	7,178
5.032% due 11/25/2035		2,101	2,068
HarborView Mortgage Loan Trust
0.356% due 01/19/2038		6,865	5,633
0.386% due 05/19/2035		648	570
0.416% due 01/19/2036		13,508	9,039
0.496% due 01/19/2035		6,596	4,720
0.916% due 10/19/2035		4,842	4,094
2.746% due 07/19/2035		2,626	2,274
Holmes Master Issuer PLC
1.577% due 10/15/2054	EUR	3,582	4,950
IndyMac Adjustable Rate Mortgage Trust
1.782% due 01/25/2032		$2	2
IndyMac Mortgage Loan Trust
0.375% due 04/25/2046		7,382	5,734
JPMorgan Chase Commercial Mortgage Securities Trust
4.158% due 01/12/2039		1,906	1,911
5.336% due 05/15/2047		6,800	7,454
5.420% due 01/15/2049		20,956	23,021
5.882% due 02/15/2051		1,770	1,984
JPMorgan Commercial Mortgage-Backed Securities Trust
5.683% due 03/18/2051		10,252	11,176
JPMorgan Mortgage Trust
2.288% due 06/25/2035		941	938
2.665% due 10/25/2036		10,000	8,362
2.722% due 08/25/2034		9,703	9,693
3.554% due 02/25/2035		617	621
5.750% due 01/25/2036 ^		1,216	1,118
MASTR Adjustable Rate Mortgages Trust
0.879% due 01/25/2047 ^		6,533	4,169
Merrill Lynch Floating Trust
0.706% due 07/09/2021		7,622	7,607
Merrill Lynch Mortgage Investors Trust
0.375% due 02/25/2036		2,670	2,449
0.415% due 11/25/2035		368	339
1.165% due 10/25/2035		1,026	1,010
2.124% due 04/25/2035		10,532	9,974
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		5,500	6,059
Morgan Stanley Capital Trust
5.610% due 04/15/2049		3,179	3,202
Morgan Stanley Re-REMIC Trust
5.804% due 08/12/2045		2,200	2,408
Prime Mortgage Trust
0.565% due 02/25/2019		4	4
0.565% due 02/25/2034		223	211

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.665% due 02/25/2035		$8,847	$8,160
Residential Accredit Loans, Inc. Trust
0.265% due 05/25/2037		16,407	11,107
0.350% due 08/25/2036		11,816	8,703
3.590% due 12/25/2035		973	777
Residential Asset Securitization Trust
0.615% due 10/25/2035		3,776	3,285
Residential Funding Mortgage Securities, Inc. Trust
5.500% due 11/25/2035		4,200	3,966
6.000% due 06/25/2037 ^		7,632	6,626
Silenus European Loan Conduit Ltd.
0.368% due 05/15/2019	EUR	462	618
Structured Adjustable Rate Mortgage Loan Trust
0.365% due 04/25/2047		$4,473	3,170
5.038% due 05/25/2036		1,285	1,282
5.054% due 07/25/2035 ^		623	552
Structured Asset Mortgage Investments Trust
0.416% due 07/19/2035		4,059	3,988
0.826% due 09/19/2032		59	57
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.125% due 07/25/2032		6	6
2.516% due 02/25/2032		7	8
Suntrust Adjustable Rate Mortgage Loan Trust
4.421% due 02/25/2037 ^		6,201	5,191
Thornburg Mortgage Securities Trust
5.750% due 06/25/2047		31,294	29,339
Wachovia Bank Commercial Mortgage Trust
0.247% due 06/15/2020		1,968	1,949
5.509% due 04/15/2047		3,200	3,499
Wachovia Mortgage Loan Trust LLC
2.790% due 05/20/2036 ^		10,226	8,731
WaMu Mortgage Pass-Through Certificates
0.455% due 10/25/2045		696	650
0.485% due 01/25/2045		6,666	6,435
1.343% due 11/25/2042		326	308
1.543% due 08/25/2042		788	732
4.256% due 12/25/2036 ^		831	746
4.784% due 07/25/2037 ^		6,260	5,748
Wells Fargo Mortgage-Backed Securities Trust
2.615% due 12/25/2034		1,660	1,682
2.615% due 01/25/2035		2,152	2,135
2.628% due 03/25/2036		3,188	3,189

Total Mortgage-Backed Securities (Cost $449,501)			481,310

ASSET-BACKED SECURITIES 2.2%
Accredited Mortgage Loan Trust
0.295% due 02/25/2037		6,061	5,648
Amortizing Residential Collateral Trust
0.705% due 06/25/2032		150	143
Bear Stearns Asset-Backed Securities Trust
0.255% due 06/25/2047		46	46
0.315% due 11/25/2036		20,874	14,669
0.325% due 08/25/2036		2,736	1,865
Concord Real Estate CDO Ltd.
0.445% due 12/25/2046		4,343	4,322
Countrywide Asset-Backed Certificates
0.295% due 11/25/2037		20,804	20,427
Credit-Based Asset Servicing and Securitization LLC
0.225% due 11/25/2036		187	101
EMC Mortgage Loan Trust
0.905% due 05/25/2040		225	202
First Franklin Mortgage Loan Trust
0.655% due 09/25/2035		2,800	2,524
Fremont Home Loan Trust
0.225% due 01/25/2037		104	52

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Gracechurch Card Funding PLC
1.069% due 01/15/2016	EUR	26,300	$36,186
Hillmark Funding
0.489% due 05/21/2021		$24,100	23,489
HSBC Home Equity Loan Trust
0.457% due 01/20/2034		3,113	3,098
JPMorgan Mortgage Acquisition Trust
0.225% due 03/25/2047		938	900
Lafayette CLO Ltd.
1.642% due 09/06/2022		4,578	4,575
Lehman XS Trust
0.345% due 06/25/2036		6,668	4,585
Long Beach Mortgage Loan Trust
0.725% due 10/25/2034		156	149
3.165% due 11/25/2032		50	42
MASTR Asset-Backed Securities Trust
0.405% due 03/25/2036		7,515	4,067
0.455% due 12/25/2035		10,000	8,586
Morgan Stanley ABS Capital, Inc. Trust
0.415% due 08/25/2036		20,000	10,702
NovaStar Mortgage Funding Trust
0.405% due 11/25/2036		4,436	1,969
Penta CLO S.A.
0.551% due 06/04/2024	EUR	2,324	3,080
Residential Asset Securities Corp. Trust
0.325% due 06/25/2036		$9,833	9,209
0.365% due 02/25/2036		2,281	2,234
0.745% due 05/25/2035		1,397	1,306
Securitized Asset-Backed Receivables LLC Trust
0.295% due 05/25/2037 ^		1,887	1,164
Sherwood Castle Funding PLC
0.487% due 03/15/2016	EUR	12,000	16,499
SLM Student Loan Trust
0.537% due 12/15/2023		14,768	20,012
2.817% due 12/16/2019		$1,900	1,930
Structured Asset Securities Corp.
0.335% due 12/25/2036		9,900	7,280
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
0.745% due 01/25/2033		37	34
Washington Mutual Asset-Backed Certificates Trust
0.405% due 05/25/2036		15,000	9,490
Wells Fargo Home Equity Asset-Backed Securities Trust
0.755% due 11/25/2035		1,800	1,532

Total Asset-Backed Securities (Cost $210,726)			222,117

SOVEREIGN ISSUES 4.6%
Autonomous Community of Valencia
4.375% due 07/16/2015	EUR	700	987
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		$3,200	3,240
4.125% due 09/15/2017	EUR	2,300	3,289
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2017	BRL	22,000	6,569
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017		2,300	924
Italy Buoni Poliennali Del Tesoro
2.500% due 03/01/2015	EUR	14,300	20,024
2.750% due 12/01/2015		31,300	44,302
3.000% due 11/01/2015		34,600	49,128
3.750% due 08/01/2015		1,500	2,145
4.500% due 07/15/2015		1,800	2,601
6.000% due 11/15/2014		2,200	3,162
Italy Certificati Di Credito Del Tesoro
0.000% due 12/31/2014		7,700	10,503
0.000% due 06/30/2015		11,600	15,692

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Junta de Castilla y Leon
6.270% due 02/19/2018	EUR	9,700	$14,951
6.505% due 03/01/2019		7,400	11,682
Korea Housing Finance Corp.
4.125% due 12/15/2015		$2,100	2,219
Mexico Government International Bond
10.000% due 12/05/2024	MXN	176,000	17,246
Province of Ontario
1.000% due 07/22/2016		$2,500	2,510
1.600% due 09/21/2016		300	306
1.650% due 09/27/2019		2,800	2,688
3.000% due 07/16/2018		3,700	3,884
3.150% due 06/02/2022	CAD	14,200	13,159
4.000% due 10/07/2019		$700	758
4.000% due 06/02/2021	CAD	26,500	26,446
4.200% due 03/08/2018		1,100	1,120
4.200% due 06/02/2020		12,500	12,730
4.300% due 03/08/2017		900	916
4.400% due 06/02/2019		8,000	8,237
4.400% due 04/14/2020		$600	659
5.500% due 06/02/2018	CAD	2,300	2,459
Province of Quebec
2.750% due 08/25/2021		$17,100	16,502
3.500% due 07/29/2020		3,000	3,115
3.500% due 12/01/2022	CAD	17,100	16,102
4.250% due 12/01/2021		31,200	31,394
4.500% due 12/01/2017		700	720
4.500% due 12/01/2019		800	827
4.500% due 12/01/2020		2,500	2,580
Spain Government International Bond
2.750% due 03/31/2015	EUR	1,700	2,385
3.150% due 01/31/2016		32,800	46,580
3.300% due 10/31/2014		100	140
3.750% due 10/31/2015		34,200	49,054
4.000% due 07/30/2015		15,400	21,995

Total Sovereign Issues (Cost $476,830)			475,930

		SHARES
PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%
DG Funding Trust
0.554% due 01/30/2014 (c)		1,239	8,773
GMAC Capital Trust
8.125% due 02/15/2040		500,000	13,370

Total Preferred Securities (Cost $26,130)			22,143

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 4.3%

CERTIFICATES OF DEPOSIT 0.5%
Banco do Brasil S.A.
0.000% due 01/24/2014		$6,100	6,095
Itau Unibanco Holding S.A.
0.000% due 10/31/2014		$45,200	$44,701

			50,796

COMMERCIAL PAPER 0.2%
Ford Motor Credit Co.
0.850% due 06/16/2014		3,400	3,391
0.880% due 07/14/2014		7,400	7,377
0.900% due 08/05/2014		7,500	7,473

			18,241

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS (d) 0.9%
			$97,039

ITALY TREASURY BILLS 2.5%
0.872% due 09/12/2014 - 11/14/2014 (a)	EUR	186,500	255,003

MEXICO TREASURY BILLS 0.0%
3.478% due 01/23/2014 - 02/06/2014 (a)	MXN	200	15

SPAIN TREASURY BILLS 0.0%
0.858% due 10/17/2014 (a)	EUR	200	273

U.S. TREASURY BILLS 0.2%
0.113% due 01/16/2014 - 12/11/2014 (a)(e)(i)		$17,093	17,078

Total Short-Term Instruments (Cost $436,710)			438,445

Total Investments in Securities (Cost $11,133,367)			11,206,211

		SHARES
INVESTMENTS IN AFFILIATES 4.0%

SHORT-TERM INSTRUMENTS 4.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.0%
PIMCO Short-Term Floating NAV Portfolio		1,715	17
PIMCO Short-Term Floating NAV Portfolio III		41,267,659	412,223

Total Short-Term Instruments (Cost $412,490)			412,240

Total Investments in Affiliates (Cost $412,490)			412,240

Total Investments 113.4% (Cost $11,545,857)			$11,618,451

Financial Derivative Instruments (f)(h) (0.1%) (Cost or Premiums, net $(6,408))			(9,127)

Other Assets and Liabilities, net (13.3%)			(1,360,912)

Net Assets 100.0%			$10,248,412

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	15

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity, date shown represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.010%	12/31/2013	01/02/2014	$93,600	U.S. Treasury Notes 0.625% - 2.375% due 11/30/2017 - 12/31/2020	$(95,362)	$93,600	$93,600
SSB	0.000%	12/31/2013	01/02/2014	3,439	Freddie Mac 2.100% due 10/17/2022	(3,509)	3,439	3,439

Total Repurchase Agreements						$(98,871)	$97,039	$97,039

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	(0.540%)	12/31/2013	01/02/2014	$(50,807)	$(50,807)
	(0.350%)	12/31/2013	01/02/2014	(22,954)	(22,954)
	(0.240%)	12/31/2013	01/02/2014	(19,960)	(19,960)

Total Sale-Buyback Transactions					$(93,721)

(2)

As of December 31, 2013, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended December 31, 2013 was $84,367 at a weighted average interest rate of (0.328%).

(3)	Payable for sale-buyback transactions includes $3 of deferred price drop on sale-buyback transactions.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2013:

(e)	Securities with an aggregate market value of $100,193 have been pledged as collateral under the terms of the following master agreements as of December 31, 2013.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BCY	$93,600	$0	$0	$0	$93,600	$(95,362)	$(1,762)
SSB	3,439	0	0	0	3,439	(3,509)	(70)

Master Securities Forward Transaction Agreement
BCY	0	0	(93,721)	0	(93,721)	93,630	(91)
BOA	0	0	0	0	0	1,290	1,290
DEU	0	0	0	0	0	70	70
FOB	0	0	0	0	0	3,048	3,048
GRE	0	0	0	0	0	280	280
GSC	0	0	0	0	0	660	660
JPS	0	0	0	0	0	340	340
MSC	0	0	0	0	0	(1,724)	(1,724)
SAL	0	0	0	0	0	(434)	(434)
WFS	0	0	0	0	0	350	350

Total Borrowings and Other Financing Transactions	$97,039	$0	$(93,721)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CME 3-Year Mid-Curve on Eurodollar March Futures	$97.375	03/14/2014	864	$(304)	$(432)

Total Written Options				$(304)	$(432)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor December Futures	Long	12/2014	289	$(59)	$15	$(30)
3-Month Euribor June Futures	Long	06/2015	289	(119)	20	(40)
3-Month Euribor March Futures	Long	03/2015	289	(89)	15	(35)
3-Month Euribor September Futures	Long	09/2015	289	(150)	19	(45)
90-Day Eurodollar December Futures	Long	12/2014	1,692	(80)	0	(42)
90-Day Eurodollar December Futures	Long	12/2015	16,852	(3,433)	0	(843)
90-Day Eurodollar December Futures	Long	12/2016	241	(178)	0	(18)
90-Day Eurodollar June Futures	Long	06/2015	5,127	(1,203)	0	(192)
90-Day Eurodollar June Futures	Long	06/2016	1,144	(681)	0	(57)
90-Day Eurodollar March Futures	Long	03/2015	227	14	0	(6)
90-Day Eurodollar March Futures	Long	03/2016	5,946	(3,477)	0	(297)
90-Day Eurodollar September Futures	Long	09/2015	7,448	316	0	(372)
90-Day Eurodollar September Futures	Long	09/2016	3,660	232	0	(229)
U.S. Treasury 5-Year Note March Futures	Long	03/2014	8,312	(12,852)	0	(779)
U.S. Treasury 10-Year Note March Futures	Long	03/2014	2,892	(6,601)	0	(497)

Total Futures Contracts				$(28,360)	$69	$(3,482)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	10/15/2017	$ 130,400	$(1,809)	$(1,656)	$0	$(121)
Pay	3-Month USD-LIBOR	1.500%	03/18/2016	1,221,100	8,087	66	0	(319)
Pay	3-Month USD-LIBOR	1.500%	12/16/2016	903,900	(948)	(1,670)	0	(281)
Pay	3-Month USD-LIBOR	3.000%	09/21/2017	782,900	3,822	(3,569)	0	(518)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	34,800	(2,147)	6,989	473	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	378,600	82,388	57,658	4,339	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043	283,400	22,500	8,915	3,614	0
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY 11,470,000	(1,217)	(1,807)	364	0

					$110,676	$64,926	$8,790	$(1,239)

Total Swap Agreements					$110,676	$64,926	$8,790	$(1,239)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2013:

(g)	Securities with an aggregate market value of $14,801 and cash of $67,334 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2013. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$69	$8,790	$8,859	$(432)	$(3,482)	$(1,239)	$(5,153)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	17

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BPS	02/2014		JPY	1,672,900	$		16,242	$353	$0
	02/2014		MXN	99			8	0	0
	03/2014		EUR	104,327			137,500	0	(6,020)
	03/2014	$		1,194		MXN	15,563	0	(8)
	04/2014		EUR	200	$		253	0	(22)
	06/2014			300			379	0	(33)
	07/2014			200			253	0	(22)
	08/2014			300			380	0	(33)

BRC	01/2014		BRL	208			89	1	0
	01/2014	$		89		BRL	208	0	(1)
	03/2014		GBP	10,699	$		17,506	0	(203)

CBK	01/2014		BRL	296			126	1	0
	01/2014		EUR	2,413			3,294	0	(26)
	01/2014	$		127		BRL	296	0	(2)
	01/2014			14,222		EUR	10,485	203	0
	02/2014		EUR	122,125	$		167,602	0	(403)
	04/2014			1,400			1,774	0	(152)

DUB	01/2014		BRL	77,514			34,236	1,381	0
	01/2014	$		33,089		BRL	77,514	0	(234)
	02/2014		JPY	4,169,900	$		40,212	607	0
	03/2014		CAD	130,080			122,048	0	(179)
	03/2014	$		1,027		GBP	628	13	0

FBF	01/2014		JPY	723,840	$		6,900	26	0
	06/2014		EUR	2,000			2,536	0	(216)

GLM	02/2014			25,398			33,999	0	(940)
	03/2014			4,577			6,114	0	(182)

HUS	01/2014		BRL	197			84	1	0
	01/2014		EUR	3,705			5,063	0	(33)
	01/2014	$		85		BRL	197	0	(1)
	02/2014		JPY	2,815,200	$		28,350	1,612	0
	03/2014	$		1,081		MXN	13,983	0	(16)

JPM	01/2014		BRL	237	$		101	1	0
	01/2014		EUR	62,994			84,796	0	(1,865)
	01/2014		MXN	99			8	0	0
	01/2014	$		101		BRL	237	0	0
	02/2014		EUR	81,515	$		111,443	1	(696)

MSC	01/2014		BRL	76,576			32,689	231	0
	01/2014	$		32,552		BRL	76,576	0	(94)
	02/2014		BRL	18,529	$		7,870	79	0

RYL	01/2014		EUR	7,740			10,529	0	(120)
	03/2014			74,169			99,172	0	(2,860)

UAG	01/2014	$		90,691		EUR	66,367	611	0
	02/2014		EUR	66,367	$		90,691	0	(608)

Total Forward Foreign Currency Contracts								$5,121	$(14,969)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	58,400	$(109)	$(87)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		58,400	(130)	(19)

BRC	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		14,200	(28)	(21)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		14,200	(31)	(5)

CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.650%	03/03/2014	$	18,100	(78)	(5)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.100%	03/03/2014		18,100	(217)	(269)

DUB	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.100%	03/03/2014		57,700	(805)	(859)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.400%	03/17/2014		28,700	(89)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.900%	03/17/2014		28,700	(459)	(846)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GLM	Call - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	14,200	$(29)	$(21)
	Put - OTC 1-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		14,200	(29)	(5)
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	03/31/2014	$	179,500	(196)	(332)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400%	01/27/2014		549,600	(1,004)	(4)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	01/27/2014		549,600	(3,457)	(777)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400%	05/06/2014		58,700	(151)	(23)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.900%	05/06/2014		58,700	(499)	(740)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.600%	03/03/2014		29,500	(176)	(5)

MYC	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	03/31/2014		590,200	(1,549)	(1,090)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.300%	01/27/2014		91,400	(97)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800%	01/27/2014		91,400	(433)	(436)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400%	05/06/2014		76,900	(189)	(30)

RYL	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	01/27/2014		27,400	(164)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500%	01/27/2014		27,400	(218)	(15)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	03/03/2014		45,500	(166)	(3)

								$(10,303)	$(5,593)

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC CDX.IG-21 5-Year Index	Buy	0.600%	03/19/2014	$	25,600	$(15)	$(24)
	Put - OTC CDX.IG-21 5-Year Index	Sell	0.900%	03/19/2014		25,600	(31)	(11)
	Call - OTC iTraxx Europe 20 5-Year Index	Buy	0.700%	03/19/2014	EUR	15,100	(14)	(39)
	Put - OTC iTraxx Europe 20 5-Year Index	Sell	1.100%	03/19/2014		15,100	(38)	(7)

JPM	Call - OTC CDX.IG-21 5-Year Index	Buy	0.600%	03/19/2014	$	15,000	(6)	(14)
	Put - OTC CDX.IG-21 5-Year Index	Sell	0.900%	03/19/2014		15,000	(25)	(7)

							$(129)	$(102)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$13,700	$(116)	$(15)
	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	32,900	(293)	(35)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	14,800	(191)	(15)

DUB	Floor - OTC CPURNSA Index	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	4,900	(37)	(4)
	Floor - OTC CPURNSA Index	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	15,400	(151)	(13)

						$(788)	$(82)

Total Written Options						$(11,220)	$(5,777)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2013:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premiums
Balance at 12/31/2012	0	$1,202,900	EUR	19,000	$(7,623)
Sales	2,932	7,469,600		331,200	(27,657)
Closing Buys	0	(202,900)		0	965
Expirations	(1,174)	(4,380,800)		(146,400)	17,395
Exercised	(894)	(1,398,800)		0	5,396

Balance at 12/31/2013	864	$2,690,000	EUR	203,800	$(11,524)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. TREASURY OBLIGATION ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2013 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Berkshire Hathaway, Inc.	1.000%	03/20/2015	0.175%	$ 5,300	$(94)	$149	$55	$0
	Brazil Government International Bond	1.000%	09/20/2015	0.895%	700	(6)	8	2	0
	Indonesia Government International Bond	1.000%	06/20/2016	1.215%	18,800	(349)	257	0	(92)
	Indonesia Government International Bond	1.000%	09/20/2016	1.331%	700	(11)	5	0	(6)
	MetLife, Inc.	1.000%	12/20/2014	0.135%	10,800	(143)	238	95	0
	MetLife, Inc.	1.000%	09/20/2015	0.261%	7,500	(492)	591	99	0
	MetLife, Inc.	1.000%	12/20/2015	0.294%	18,100	(865)	1,124	259	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	19

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2013 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Mexico Government International Bond	1.000%	09/20/2015	0.318%	$	1,200	$0	$15	$15	$0
	Mexico Government International Bond	1.000%	12/20/2016	0.492%		1,700	16	10	26	0
	Mexico Government International Bond	1.000%	12/20/2018	0.879%		2,200	(4)	18	14	0
	Prudential Financial, Inc.	1.000%	12/20/2015	0.218%		9,000	(263)	405	142	0

BPS	U.S. Treasury Notes	0.250%	03/20/2016	0.296%	EUR	16,900	(238)	217	0	(21)

BRC	Brazil Government International Bond	1.000%	06/20/2015	0.776%	$	1,000	(14)	18	4	0
	Brazil Government International Bond	1.000%	09/20/2015	0.895%		2,300	(20)	25	5	0
	Brazil Government International Bond	1.000%	03/20/2016	1.051%		1,100	(7)	6	0	(1)
	Brazil Government International Bond	1.000%	06/20/2016	1.166%		18,400	(27)	(41)	0	(68)
	Brazil Government International Bond	1.000%	12/20/2016	1.335%		31,000	(781)	488	0	(293)
	China Government International Bond	1.000%	12/20/2016	0.391%		2,300	45	(2)	43	0
	China Government International Bond	1.000%	12/20/2018	0.753%		900	9	2	11	0
	Mexico Government International Bond	1.000%	03/20/2015	0.240%		2,900	(65)	93	28	0

CBK	Brazil Government International Bond	1.000%	09/20/2015	0.895%		1,000	(16)	18	2	0
	Brazil Government International Bond	1.000%	06/20/2016	1.166%		51,100	(156)	(33)	0	(189)
	China Government International Bond	1.000%	12/20/2018	0.753%		2,600	24	8	32	0
	General Electric Capital Corp.	3.850%	03/20/2014	0.177%		5,000	0	47	47	0
	JPMorgan Chase & Co.	1.000%	09/20/2014	0.205%		11,000	111	(43)	68	0
	MetLife, Inc.	1.000%	12/20/2015	0.294%		6,900	(251)	350	99	0
	Mexico Government International Bond	1.000%	03/20/2015	0.240%		2,600	(60)	85	25	0
	Mexico Government International Bond	1.000%	09/20/2015	0.318%		1,200	(18)	33	15	0
	Mexico Government International Bond	1.000%	12/20/2018	0.879%		800	(1)	6	5	0

DUB	Bank of America Corp.	1.000%	09/20/2014	0.217%		4,000	31	(7)	24	0
	Brazil Government International Bond	1.000%	06/20/2015	0.776%		6,600	(70)	95	25	0
	Brazil Government International Bond	1.000%	06/20/2016	1.166%		8,100	(20)	(10)	0	(30)
	China Government International Bond	1.000%	12/20/2016	0.391%		2,000	39	(2)	37	0
	Export-Import Bank of China	1.000%	06/20/2017	0.580%		800	(34)	46	12	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.282%		4,300	53	2	55	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.929%		1,100	(26)	28	2	0
	Indonesia Government International Bond	1.000%	06/20/2017	1.625%		5,300	(156)	47	0	(109)
	Mexico Government International Bond	1.000%	03/20/2016	0.359%		15,800	(116)	347	231	0
	Mexico Government International Bond	1.000%	06/20/2016	0.413%		40,900	99	510	609	0

FBF	Brazil Government International Bond	1.000%	06/20/2015	0.776%		8,200	(209)	239	30	0
	Brazil Government International Bond	1.000%	09/20/2015	0.895%		5,500	(69)	81	12	0
	China Government International Bond	1.000%	03/20/2015	0.168%		700	3	4	7	0
	JPMorgan Chase & Co.	1.000%	06/20/2014	0.205%		22,600	201	(108)	93	0
	Vodafone Group PLC	1.000%	03/20/2016	0.154%		3,900	56	19	75	0

GST	Berkshire Hathaway, Inc.	1.000%	03/20/2015	0.175%		2,600	(46)	73	27	0
	Brazil Government International Bond	1.000%	06/20/2015	0.776%		900	(12)	15	3	0
	Japan Government International Bond	1.000%	12/20/2015	0.132%		2,800	69	(20)	49	0
	Mexico Government International Bond	1.000%	06/20/2017	0.582%		500	(5)	12	7	0
	Mexico Government International Bond	1.000%	12/20/2018	0.879%		3,200	(9)	29	20	0

HUS	Brazil Government International Bond	1.000%	09/20/2015	0.895%		3,300	(33)	40	7	0
	Brazil Government International Bond	1.000%	06/20/2016	1.166%		25,400	(37)	(57)	0	(94)
	Mexico Government International Bond	1.000%	09/20/2016	0.456%		1,000	6	9	15	0
	Mexico Government International Bond	1.000%	12/20/2016	0.492%		300	3	2	5	0
	Mexico Government International Bond	1.000%	09/20/2017	0.635%		2,400	(53)	86	33	0
	Mexico Government International Bond	1.000%	12/20/2018	0.879%		1,500	(4)	13	9	0

JPM	Brazil Government International Bond	1.000%	06/20/2015	0.776%		10,900	(120)	160	40	0
	Brazil Government International Bond	1.000%	09/20/2015	0.895%		3,300	(34)	41	7	0
	Brazil Government International Bond	1.000%	09/20/2016	1.259%		5,300	(31)	(4)	0	(35)
	Mexico Government International Bond	0.920%	03/20/2016	0.360%		1,200	0	18	18	0
	Mexico Government International Bond	1.000%	09/20/2016	0.456%		700	4	7	11	0
	Mexico Government International Bond	1.000%	12/20/2016	0.492%		1,600	22	3	25	0
	Mexico Government International Bond	1.000%	12/20/2018	0.879%		4,500	(10)	38	28	0

MYC	Brazil Government International Bond	1.000%	06/20/2015	0.776%		1,500	(14)	20	6	0
	Indonesia Government International Bond	1.000%	09/20/2016	1.331%		5,300	(79)	34	0	(45)
	Mexico Government International Bond	1.000%	09/20/2016	0.456%		7,100	(33)	141	108	0

RYL	China Government International Bond	1.000%	09/20/2016	0.363%		400	3	4	7	0
	Mexico Government International Bond	1.000%	09/20/2015	0.318%		5,400	(63)	128	65	0

SOG	United Kingdom Gilt	1.000%	03/20/2015	0.062%		7,900	34	60	94	0

UAG	Berkshire Hathaway, Inc.	1.000%	03/20/2015	0.175%		2,600	(47)	74	27	0
	Brazil Government International Bond	1.000%	09/20/2015	0.895%		700	(7)	8	1	0
	Indonesia Government International Bond	1.000%	09/20/2016	1.331%		2,400	(38)	17	0	(21)
	Indonesia Government International Bond	1.000%	06/20/2017	1.625%		3,200	(99)	33	0	(66)
	Mexico Government International Bond	1.000%	09/20/2015	0.318%		600	(8)	15	7	0
	U.S. Treasury Notes	0.250%	09/20/2015	0.315%	EUR	26,600	(399)	361	0	(38)

							$(4,934)	$6,748	$2,922	$(1,108)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
							Asset	Liability
BOA	CMBX.NA.AAA.6 Index	0.500%	05/11/2063	$6,100	$(265)	$111	$0	$(154)

BRC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	33,800	4,264	(3,214)	1,050	0

DUB	CDX.EM-12 5-Year Index	5.000%	12/20/2014	2,600	259	(199)	60	0
	CDX.EM-13 5-Year Index	5.000%	06/20/2015	18,400	2,222	(1,650)	572	0

FBF	CDX.EM-13 5-Year Index	5.000%	06/20/2015	1,000	136	(105)	31	0

GST	CDX.EM-13 5-Year Index	5.000%	06/20/2015	400	50	(38)	12	0
	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017	1,833	0	30	30	0
	CMBX.NA.AAA.4 Index	0.350%	02/17/2051	3,055	(80)	33	0	(47)

HUS	CDX.EM-13 5-Year Index	5.000%	06/20/2015	37,700	4,099	(2,928)	1,171	0

JPM	CDX.EM-13 5-Year Index	5.000%	06/20/2015	3,000	345	(252)	93	0
	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017	4,051	0	68	68	0

MYC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	11,000	1,288	(946)	342	0

					$ 12,318	$(9,090)	$3,429	$(201)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	8.860%	01/02/2017	BRL	5,400	$4	$(141)	$0	$(137)
	Pay	1-Year BRL-CDI	10.630%	01/02/2017		6,000	0	(68)	0	(68)
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022	MXN	17,100	(26)	(71)	0	(97)

BPS	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		7,400	(9)	(31)	0	(40)

BRC	Pay	28-Day MXN-TIIE	5.600%	09/06/2016		29,500	15	46	61	0
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		18,300	(11)	12	1	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		932,000	(264)	1,585	1,321	0
	Pay	28-Day MXN-TIIE	4.750%	02/26/2018		149,000	(108)	(77)	0	(185)
	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		23,100	(15)	10	0	(5)
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		17,800	(4)	14	10	0
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022		13,000	(26)	(48)	0	(74)
	Pay	28-Day MXN-TIIE	5.750%	09/02/2022		83,000	(7)	(353)	0	(360)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		6,500	(19)	(17)	0	(36)
	Pay	28-Day MXN-TIIE	6.000%	06/05/2023		14,900	(25)	(35)	0	(60)

DUB	Pay	1-Year BRL-CDI	9.130%	01/02/2017	BRL	9,000	32	(261)	0	(229)
	Pay	1-Year BRL-CDI	10.630%	01/02/2017		2,000	1	(23)	0	(22)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023	MXN	14,800	(25)	(56)	0	(81)

GLM	Pay	1-Year BRL-CDI	9.095%	01/02/2017	BRL	6,600	0	(172)	0	(172)
	Pay	1-Year BRL-CDI	10.630%	01/02/2017		2,100	1	(24)	0	(23)
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MXN	35,100	(10)	60	50	0
	Pay	28-Day MXN-TIIE	4.750%	02/26/2018		124,600	(95)	(59)	0	(154)
	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		41,700	(26)	18	0	(8)
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		58,600	(12)	46	34	0
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022		10,000	(23)	(34)	0	(57)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		15,600	(39)	(46)	0	(85)

HUS	Pay	28-Day MXN-TIIE	5.600%	09/06/2016		464,500	176	775	951	0
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017		54,900	(35)	39	4	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		50,000	(34)	105	71	0
	Pay	28-Day MXN-TIIE	5.000%	06/11/2018		303,000	(483)	188	0	(295)
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		19,500	(1)	12	11	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	21

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022	MXN	161,500	$(339)	$(576)	$0	$(915)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023		18,700	(31)	(71)	0	(102)

JPM	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		18,500	(7)	4	0	(3)
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		9,200	(1)	6	5	0
	Pay	28-Day MXN-TIIE	6.000%	06/05/2023		21,200	(89)	3	0	(86)

MYC	Pay	1-Year BRL-CDI	9.140%	01/02/2017	BRL	4,000	13	(115)	0	(102)
	Pay	1-Year BRL-CDI	10.630%	01/02/2017		100	0	(1)	0	(1)
	Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MXN	30,400	6	56	62	0
	Pay	28-Day MXN-TIIE	5.500%	09/13/2017		105,000	(58)	207	149	0
	Pay	28-Day MXN-TIIE	5.000%	06/11/2018		196,000	(318)	127	0	(191)
	Pay	28-Day MXN-TIIE	5.250%	06/11/2018		27,600	(16)	10	0	(6)
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		51,400	(11)	41	30	0
	Pay	28-Day MXN-TIIE	6.350%	06/02/2021		28,000	7	(4)	3	0
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022		197,100	(354)	(762)	0	(1,116)

UAG	Pay	1-Year BRL-CDI	8.900%	01/02/2017	BRL	3,300	3	(94)	0	(91)
	Pay	28-Day MXN-TIIE	5.750%	09/02/2022	MXN	49,000	(5)	(207)	0	(212)

							$(2,268)	$18	$2,763	$(5,013)

Total Swap Agreements							$5,116	$(2,324)	$9,114	$(6,322)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2013:

(i)	Securities with an aggregate market value of $20,598 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$0	$0	$707	$707	$0	$(106)	$(554)	$(660)	$47	$0	$47
BPS	353	0	0	353	(6,138)	(81)	(61)	(6,280)	(5,927)	6,552	625
BRC	1	0	2,534	2,535	(204)	(26)	(1,082)	(1,312)	1,223	(1,520)	(297)
CBK	204	0	293	497	(583)	(339)	(189)	(1,111)	(614)	1,196	582
DUB	2,001	0	1,627	3,628	(413)	(1,723)	(471)	(2,607)	1,021	(1,900)	(879)
FBF	26	0	248	274	(216)	0	0	(216)	58	0	58
GLM	0	0	84	84	(1,122)	(1,907)	(499)	(3,528)	(3,444)	3,546	102
GST	0	0	148	148	0	0	(47)	(47)	101	0	101
HUS	1,613	0	2,277	3,890	(50)	0	(1,406)	(1,456)	2,434	(2,600)	(166)
JPM	2	0	295	297	(2,561)	(21)	(124)	(2,706)	(2,409)	3,116	707
MSC	310	0	0	310	(94)	0	0	(94)	216	(1,120)	(904)
MYC	0	0	700	700	0	(1,556)	(1,461)	(3,017)	(2,317)	490	(1,827)
RYL	0	0	72	72	(2,980)	(18)	0	(2,998)	(2,926)	3,477	551
SOG	0	0	94	94	0	0	0	0	94	(140)	(46)
UAG	611	0	35	646	(608)	0	(428)	(1,036)	(390)	412	22

Total Over the Counter	$5,121	$0	$9,114	$14,235	$(14,969)	$(5,777)	$(6,322)	$(27,068)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$69	$69
Swap Agreements	0	0	0	0	8,790	8,790

	$0	$0	$0	$0	$8,859	$8,859

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,121	$0	$5,121
Swap Agreements	0	6,351	0	0	2,763	9,114

	$0	$6,351	$0	$5,121	$2,763	$14,235

	$0	$6,351	$0	$5,121	$11,622	$23,094

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$432	$432
Futures	0	0	0	0	3,482	3,482
Swap Agreements	0	0	0	0	1,239	1,239

	$0	$0	$0	$0	$5,153	$5,153

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$14,969	$0	$14,969
Written Options	0	102	0	0	5,675	5,777
Swap Agreements	0	1,309	0	0	5,013	6,322

	$0	$1,411	$0	$14,969	$10,688	$27,068

	$0	$1,411	$0	$14,969	$15,841	$32,221

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$388	$388
Futures	0	0	0	0	5,184	5,184
Swap Agreements	0	400	0	0	(19,883)	(19,483)

	$0	$400	$0	$0	$(14,311)	$(13,911)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15,276	$0	$15,276
Written Options	0	285	0	1,518	13,655	15,458
Swap Agreements	0	19,688	0	0	6,946	26,634

	$0	$19,973	$0	$16,794	$20,601	$57,368

	$0	$20,373	$0	$16,794	$6,290	$43,457

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(128)	$(128)
Futures	0	0	0	0	(29,683)	(29,683)
Swap Agreements	0	2	0	0	67,235	67,237

	$0	$2	$0	$0	$37,424	$37,426

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,905	$0	$10,905
Written Options	0	27	0	0	(1,299)	(1,272)
Swap Agreements	0	(13,861)	0	0	(2,156)	(16,017)

	$0	$(13,834)	$0	$10,905	$(3,455)	$(6,384)

	$0	$(13,832)	$0	$10,905	$33,969	$31,042

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	23

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Bank Loan Obligations	$0	$252	$0	$252
Corporate Bonds & Notes
Banking & Finance	0	1,239,461	23,408	1,262,869
Industrials	0	169,445	0	169,445
Utilities	0	105,169	0	105,169
Municipal Bonds & Notes
California	0	252,787	0	252,787
Colorado	0	3,868	0	3,868
Illinois	0	2,501	0	2,501
Iowa	0	725	0	725
Mississippi	0	2,467	0	2,467
Nebraska	0	6,872	0	6,872
Nevada	0	5,002	0	5,002
New Jersey	0	37,421	0	37,421
New York	0	49,585	0	49,585
Ohio	0	41,326	0	41,326
Texas	0	54,686	0	54,686
Washington	0	19,358	0	19,358
Wisconsin	0	3,502	0	3,502
U.S. Government Agencies	0	3,747,536	0	3,747,536
U.S. Treasury Obligations	0	3,800,895	0	3,800,895
Mortgage-Backed Securities	0	481,310	0	481,310
Asset-Backed Securities	0	222,117	0	222,117
Sovereign Issues	0	475,930	0	475,930
Preferred Securities
Banking & Finance	13,370	0	8,773	22,143
Short-Term Instruments
Certificates of Deposit	0	50,796	0	50,796
Commercial Paper	0	18,241	0	18,241
Repurchase Agreements	$0	$97,039	$0	$97,039

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Italy Treasury Bills	$0	$255,003	$0	$255,003
Mexico Treasury Bills	0	15	0	15
Spain Treasury Bills	0	273	0	273
U.S. Treasury Bills	0	17,078	0	17,078
	$13,370	$11,160,660	$32,181	$11,206,211

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$412,240	$0	$0	$412,240

Total Investments	$425,610	$11,160,660	$32,181	$11,618,451

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$69	$8,790	$0	$8,859
Over the counter	0	14,235	0	14,235
	$69	$23,025	$0	$23,094

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(3,914)	(1,239)	0	(5,153)
Over the counter	0	(26,986)	(82)	(27,068)
	$(3,914)	$(28,225)	$(82)	$(32,221)

Totals	$421,765	$11,155,460	$32,099	$11,609,324

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2013:

Category and Subcategory	Beginning Balance at 12/31/2012	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2013 (2)
Investments in Securities, at Value
Bank Loan Obligations	$4,507	$0	$(4,581)	$6	$93	$(25)	$0	$0	$0	$0
Corporate Bonds & Notes Banking & Finance	24,793	0	(260)	(49)	(3)	(1,073)	0	0	23,408	(1,062)
Mortgage-Backed Securities	13,060	0	(164)	0	20	(555)	0	(12,361)	0	0
Asset-Backed Securities	29,649	0	(25,129)	0	0	55	0	(4,575)	0	0
Preferred Securities Banking & Finance	9,097	0	0	0	0	(324)	0	0	8,773	(324)

	$81,106	$0	$(30,134)	$(43)	$110	$(1,922)	$0	$(16,936)	$32,181	$(1,386)

Financial Derivative Instruments - Liabilities
Over the counter	$(166)	$0	$0	$0	$0	$84	$0	$0	$(82)	$84

Totals	$80,940	$0	$(30,134)	$(43)	$110	$(1,838)	$0	$(16,936)	$32,099	$(1,302)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$7,654	Benchmark Pricing	Base Price	100.75
	15,754	Third Party Vendor	Broker Quote	98.20
Preferred Securities
Banking & Finance	8,773	Benchmark Pricing	Base Price	$7,081.90

Financial Derivative Instruments - Liabilities
Over the counter	(82)	Indicative Market Quotation	Broker Quote	0.08-0.11

Total	$32,099

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	25

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Total Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the

Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid and are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period and are included in net change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the

ANNUAL REPORT	DECEMBER 31, 2013	27

Notes to Financial Statements (Cont.)

value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■	Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and

ANNUAL REPORT	DECEMBER 31, 2013	29

Notes to Financial Statements (Cont.)

are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers.

The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding.

Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2013, the Portfolio had no unfunded loan commitments.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and

ANNUAL REPORT	DECEMBER 31, 2013	31

Notes to Financial Statements (Cont.)

short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2013 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
$11	$200,706	$(200,700)	$0	$0	$17	$6	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
$140,220	$6,518,863	$(6,246,501)	$(98)	$(261)	$412,223	$4,463	$0

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put

ANNUAL REPORT	DECEMBER 31, 2013	33

Notes to Financial Statements (Cont.)

and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate, sovereign or U.S. Treasury obligation issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the

ANNUAL REPORT	DECEMBER 31, 2013	35

Notes to Financial Statements (Cont.)

agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2013 for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements. As mentioned earlier in this report, the U.S. is currently experiencing historically low interest rates. This combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, the fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair the performance of the Portfolio.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of

ANNUAL REPORT	DECEMBER 31, 2013	37

Notes to Financial Statements (Cont.)

forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act

38	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except

PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2013, the

Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$590,670	$964,674

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2013, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$32,288,192	$31,362,797	$1,167,319	$2,660,491

ANNUAL REPORT	DECEMBER 31, 2013	39

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2013		Year Ended 12/31/2012
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	4,809	$54,787	23,935	$275,353
Administrative Class	104,111	1,180,306	182,735	2,088,313
Advisor Class	61,815	701,151	72,115	826,623
Issued as reinvestment of distributions
Institutional Class	1,073	12,090	1,534	17,696
Administrative Class	22,323	250,661	32,983	379,680
Advisor Class	5,632	63,114	6,105	70,363
Cost of shares redeemed
Institutional Class	(22,315)	(246,293)	(5,007)	(57,174)
Administrative Class	(176,233)	(1,984,315)	(163,368)	(1,876,021)
Advisor Class	(24,664)	(277,921)	(18,362)	(211,120)
Net increase (decrease) resulting from Portfolio share transactions	(23,449)	$(246,420)	132,670	$1,513,713

As of December 31, 2013, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 28% of the Portfolio. One shareholder is a related party to the portfolio and comprises 13% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2013, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2010-2012, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2013, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$196,449	$—	$139,094	$(13,037)	$(152,993)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), and sale/buyback transactions.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.

40	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through December 31, 2013 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2013 through December 31, 2013, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2013, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$—	$—	$—	$—

Under the recently enacted Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2013, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$152,993	$—

As of December 31, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$11,552,759	$200,856	$(135,164)	$65,692

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended December 31, 2013 and December 31, 2012, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2013	$280,799	$45,067	$—
12/31/2012	$461,948	$5,791	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2013	41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO Total Return Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO Total Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2014

42	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FOB	Credit Suisse Securities (USA) LLC	MSC	Morgan Stanley & Co., Inc.
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GRE	RBS Securities, Inc.	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	GSC	Goldman Sachs & Co.	SAL	Citigroup Global Markets, Inc.
CBK	Citibank N.A.	GST	Goldman Sachs International	SOG	Societe Generale
DEU	Deutsche Bank Securities, Inc.	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
FBF	Credit Suisse International	JPS	JPMorgan Securities, Inc.	WFS	Wells Fargo Securities, LLC

Currency Abbreviations:
BRL	Brazilian Real	GBP	British Pound	MXN	Mexican Peso
CAD	Canadian Dollar	JPY	Japanese Yen	USD (or $)	United States Dollar
EUR	Euro

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CMBX	Commercial Mortgage-Backed Index	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
CDX.IG	Credit Derivatives Index - Investment Grade

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	GTD	Guaranteed	PSF	Public School Fund

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDI	Brazil Interbank Deposit Rate	FSB	Federal Savings Bank

ANNUAL REPORT	DECEMBER 31, 2013	43

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

44	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	172	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2013	45

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian* (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Vice President	11/2013 to Present Treasurer 08/1997 to 11/2013	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

* Effective February 3, 2014, Dr. El-Erian no longer serves as a Senior Vice President of the Trust.

46	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2013	47

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 12-13, 2013, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2014. The Board also considered and approved for an additional one-year term through August 31, 2014, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2014.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreement are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust and the independent Trustees.

The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 12-13, 2013 meeting. The independent Trustees also met with counsel to the Trust and the independent Trustees on August 2, 2013 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2012, including, but not limited to, undertaking significant technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2013. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2013 and other performance data, as available, for the periods ended June 30, 2013 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2013 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 12-13, 2013 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2013.

ANNUAL REPORT	DECEMBER 31, 2013	49

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Board noted that, for periods ending May 31, 2013, the Administrative Class of 71%, 92% and 100% of the Portfolios outperformed their Lipper category median in the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 86% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2013 (based on the performance of the Administrative Class). The Board also noted that ten of 13 Portfolios, representing 93% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2013, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $23 billion as of May 31, 2013.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expense ratios in their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the size of the assets under management with PIMCO, the manner in which similar portfolios may be managed, different requirements with

50	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to

ANNUAL REPORT	DECEMBER 31, 2013	51

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively; had been reduced for some Portfolios over time; had been held steady for most Portfolios as assets grew, or declined in the case of some Portfolios; and continued to be competitive compared with peers. The Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. The Trustees noted that the benefits of the unified fee were apparent during the recent financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC supported the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and in return for the fees paid to RALLC by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

52	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT71AR_123113

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2013

PIMCO Unconstrained Bond Portfolio

Share Class

■	Administrative

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	38
Glossary	39
Federal Income Tax Information	40
Management of the Trust	41
Privacy Policy	43
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	44

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2013. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

The past twelve months were marked by ongoing periods of heightened bond market volatility brought on by uncertainty around central bank monetary and fiscal policy, geopolitical concerns, and a slower than hoped for rebound in the global economy. Following a particularly bumpy third quarter, however, all financial markets completed the year along a relatively smoother path. Federal Reserve (“Fed”) Chairman Ben Bernanke laid the groundwork in September, when he clarified the Fed’s commitment to maintain its quantitative easing (“QE”) bond purchase program of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero-bound range. The nomination of Janet Yellen to the Chairmanship further helped to reassure investors that the Fed would be committed to the continuation of their accommodative policies.

As investors were made particularly aware, beginning in mid-May conditions in financial markets deteriorated rapidly as markets reacted to signals by the Fed that it might begin to slow the pace of its asset purchases. This shift in tone fueled a broad-based sell-off within fixed income assets throughout the summer, undermining market liquidity and sending yields higher across the risk spectrum.

By mid-September, however, the Fed announced its intent to delay any tapering until more convincing indicators of economic growth become apparent and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore higher) and a rally across most equity markets. The Fed also maintained the Federal Funds Rate within a narrow range of zero to 25 basis points. Into October, investors were once again kept on edge by the uncertain fiscal policy and political landscape—namely the partial shutdown of the U.S. government that began during the first week of October, the ongoing debt ceiling negotiations between the White House and Congress, and confirmation proceedings for the next Fed Chairman. Investors were relieved by the last-minute deal announced on October 17 that reached an agreement to reopen the U.S. government and raise the debt ceiling.

In November, relative calm prevailed across most fixed income markets, and equity markets continued to rally. The European Central Bank (“ECB”) reduced their main policy rate (or the interest rate at which it lends money to banks) by 25 basis points to 0.25%, likely due to their concern over lower than expected inflation and a weak global growth outlook. The Bank of England (“BOE”) unanimously voted to leave its main policy rate unchanged amid a pickup in economic growth and expectations that this would lead to an eventual decline in the U.K. unemployment rate.

Towards the latter part of December, the Fed announced that beginning in January 2014 it intends to gradually exit its bond-buying program, by reducing it from $85 billion to $75 billion spread equally across mortgage and U.S. Treasury purchases. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee (“FOMC”) provided even greater assurances that the policy rate would remain near a zero-bound range until signs of sustainable growth are more broadly evident in the U.S. economy. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

U.S. Treasuries underperformed most other developed sovereign bond markets on a hedged basis as investors reacted to the various Fed announcements regarding the tapering of their QE bond purchase program. In particular, U.S. Treasury yields rose to their highest level in late December as investors reacted to the Fed’s announcement that it would begin the reduction of its asset purchases starting in January 2014. This decision was made on the back of improving economic data, which included a lower unemployment rate, respectable monthly job reports, and improving housing fundamentals. The benchmark ten-year U.S. Treasury note yielded 3.03% at the end of the reporting period, as compared to 1.76% on December 31, 2012. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 2.02% for the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 8.61% over the period, underperforming nominal U.S. Treasuries. U.S. TIPS sold off, particularly during the second quarter of the reporting period, as the market began to price in the inevitable Fed tapering decision, which was officially announced in December. The decision by the Fed to initiate the tapering of asset purchases was validated via stronger jobs and GDP data, with continual weaker inflation data adding further pressure to U.S. TIPS valuations towards the latter part of the period. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 9.52% over the period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries even with the Fed’s announcement that it would begin to reduce its asset purchases in January 2014. The announcement, however, did lead to differentiated performance among coupons, with lower coupons underperforming, as these bonds have been the largest beneficiaries of Fed purchases. Prices for non-Agency mortgages rose on limited outstanding supply, improving risk appetite and ongoing signs of recovery in the housing sector. Commercial MBS also outperformed amid strong investor demand and a continued rebound in property valuations.

■

The U.S. investment grade credit market, as measured by the Barclays U.S. Credit Index, declined 2.01% for the period, but outperformed like-duration U.S. Treasuries as spreads tightened, ending the year at the lowest level since the global financial crisis began. This positive performance was supported by improving global growth fundamentals and continued easy monetary policy. The high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 7.42% for the period. The sector was one of the best-performing fixed income sectors, benefiting from relatively sound fundamentals and investor demand for higher yielding assets with lower interest rate sensitivity.

■

Emerging markets (“EM”) external debt underperformed U.S. Treasuries during the year and was impacted by the second quarter sell-off. Country-specific stories and the risk-on market sentiment following the Fed tapering announcement supported lower spreads in the fourth quarter, particularly in December. EM local assets particularly underperformed U.S. Treasuries during the period, as weaker EM currencies and increases in local yields weighed on overall returns.

■

Developed market equities posted strong performance in 2013, despite a period marked by considerable volatility and uncertainty around central bank policy. U.S. equities, as measured by the S&P 500 Index, returned 32.39%. Global equities, as represented by the MSCI All Country World Index Net USD and MSCI World Index, returned 22.80% and 26.68%, respectively. Emerging market equities (“EM”), as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.60%. EM equities underperformed developed market equities due to declining earnings growth and rising interest rates in the U.S. which placed pressure on local EM currencies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2014

ANNUAL REPORT	DECEMBER 31, 2013	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Unconstrained Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates ) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk, operational risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

4	PIMCO VARIABLE INSURANCE TRUST

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2013 to December 31, 2013.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2013	5

PIMCO Unconstrained Bond Portfolio

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown‡

Short-Term Instruments	36.9%
U.S. Treasury Obligations	18.8%
Corporate Bonds & Notes	13.9%
Asset-Backed Securities	8.9%
Mortgage-Backed Securities	7.8%
U.S. Government Agencies	5.2%
Other	8.5%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	1 Year	Class Inception (05/02/2011)
PIMCO Unconstrained Bond Portfolio Administrative Class	-1.12%	2.00%
3 Month USD LIBOR Index±	0.28%	0.36%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.05% for Administrative Class shares.

± The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/13)	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$987.50	$1,019.91
Expenses Paid During Period†	$5.26	$5.35
Net Annualized Expense Ratio††	1.05%	1.05%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 8 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Unconstrained Bond Portfolio seeks maximum long-term return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»

A long U.S. duration (or sensitivity to changes in market interest rates) positioning detracted from performance as U.S. Treasury yields increased over the reporting period. Long exposure to U.S. Treasuries was offset by duration-hedging positions, primarily via interest rate swaps, as swap rates also increased.

»	Short eurozone duration positioning added to performance as local swap rates increased over the reporting period.

»	Long Australian duration positioning detracted from performance as local swap rates increased over the reporting period.

»	Long Brazilian duration positioning detracted from performance as local swap rates increased over the reporting period.

»	Exposure to non-Agency mortgages added to performance. The ABX 06-2 Index, which generally tracks the price performance of non-Agency mortgages, increased over the reporting period.

»	Exposure to corporates detracted from performance, driven by buy-protection CDX. Spreads on the Markit CDX North America Investment Grade Index tightened over the reporting period.

»	Modest exposure to municipal bonds detracted from returns as the sector posted negative returns over the reporting period.

»	Short positioning in the Australian dollar and Japanese yen added to performance as these currencies depreciated against the U.S. dollar over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Unconstrained Bond Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2013	12/31/2012	05/02/2011-12/31/2011

Administrative Class
Net asset value beginning of year or period	$10.46	$9.81	$10.00
Net investment income (a)	0.17	0.19	0.15
Net realized/unrealized gain (loss)	(0.28)	0.57	(0.26)
Total income (loss) from investment operations	(0.11)	0.76	(0.11)
Dividends from net investment income	(0.06)	(0.11)	(0.08)
Distributions from net realized capital gains	(0.04)	0.00	0.00
Total distributions	(0.10)	(0.11)	(0.08)
Net asset value end of year or period	$10.25	$10.46	$9.81
Total return	(1.12)%	7.75%	(1.05)%
Net assets end of year or period (000s)	$404,497	$267,488	$160,254
Ratio of expenses to average net assets	1.05%	1.05%	1.05	%*
Ratio of expenses to average net assets excluding waivers	1.05%	1.05%	1.10	%*
Ratio of expenses to average net assets excluding interest expense	1.05%	1.05%	1.05	%*
Ratio of expenses to average net assets excluding interest expense and waivers	1.05%	1.05%	1.10	%*
Ratio of net investment income to average net assets	1.59%	1.89%	2.35	%*
Portfolio turnover rate	928%**	879%**	302	%**

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	7

Statement of Assets and Liabilities PIMCO Unconstrained Bond Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2013

Assets:
Investments, at value
Investments in securities*	$295,821
Investments in Affiliates	119,288
Financial Derivative Instruments
Exchange-traded or centrally cleared	405
Over the counter	2,131
Cash	1
Deposits with counterparty	4,735
Foreign currency, at value	1,387
Receivable for investments sold	43,461
Receivable for Portfolio shares sold	114
Interest and dividends receivable	1,320
Dividends receivable from Affiliates	90
468,753

Liabilities:
Financial Derivative Instruments
Exchange-traded or centrally cleared	$308
Over the counter	6,678
Payable for investments purchased	55,136
Payable for investments in Affiliates purchased	90
Deposits from counterparty	460
Payable for Portfolio shares redeemed	57
Accrued investment advisory fees	206
Accrued supervisory and administrative fees	103
Accrued servicing fees	52
Reimbursement to PIMCO	15
63,105

Net Assets	$405,648

Net Assets Consist of:
Paid in capital	$402,859
Undistributed net investment income	619
Accumulated undistributed net realized (loss)	(7,657)
Net unrealized appreciation	9,827
$405,648

Net Assets:
Institutional Class	$866
Administrative Class	404,497
Advisor Class	285

Shares Issued and Outstanding:
Institutional Class	84
Administrative Class	39,481
Advisor Class	28

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.25
Administrative Class	10.25
Advisor Class	10.25

Cost of Investments in Securities	$285,194
Cost of Investments in Affiliates	$119,342
Cost of Foreign Currency Held	$1,385
Cost or Premiums of Financial Derivative Instruments, net	$(2,734)

* Includes repurchase agreements of:	$804

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Unconstrained Bond Portfolio

(Amounts in thousands)	Year Ended December 31, 2013

Investment Income:
Interest	$8,965
Dividends from Investments in Affiliates	127
Total Income	9,092

Expenses:
Investment advisory fees	2,063
Supervisory and administrative fees	1,031
Servicing fees - Administrative Class	515
Trustees’ fees	7
Interest expense	4
Miscellaneous expense	10
Total Expenses	3,630
Waiver and/or Reimbursement by PIMCO	(1)
Net Expenses	3,629

Net Investment Income	5,463

Net Realized Gain (Loss):
Investments in securities	(3,438)
Investments in Affiliates	(17)
Exchange-traded or centrally cleared financial derivative instruments	(4,889)
Over the counter financial derivative instruments	(2,121)
Foreign currency	679
Net Realized (Loss)	(9,786)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(1,424)
Investments in Affiliates	(53)
Exchange-traded or centrally cleared financial derivative instruments	2,418
Over the counter financial derivative instruments	(2,038)
Foreign currency assets and liabilities	9
Net Change in Unrealized (Depreciation)	(1,088)
Net (Loss)	(10,874)

Net (Decrease) in Net Assets Resulting from Operations	$(5,411)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	9

Statements of Changes in Net Assets PIMCO Unconstrained Bond Portfolio

(Amounts in thousands)	Year Ended December 31, 2013	Year Ended December 31, 2012

Increase in Net Assets from:

Operations:
Net investment income	$5,463	$4,127
Net realized (loss)	(9,786)	(2,006)
Net change in unrealized appreciation (depreciation)	(1,088)	14,028
Net increase (decrease) resulting from operations	(5,411)	16,149

Distributions to Shareholders:
From net investment income
Institutional Class	(3)	(0)^
Administrative Class	(1,904)	(2,205)
Advisor Class	(0)^	0
From net realized capital gains
Institutional Class	(3)	0
Administrative Class	(1,483)	0
Advisor Class	(0)^	0

Total Distributions	(3,393)	(2,205)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	146,937	93,317

Total Increase in Net Assets	138,133	107,261

Net Assets:
Beginning of year	267,515	160,254
End of year*	$405,648	$267,515

* Including undistributed net investment income of:	$619	$1,866

**	See note 12 in the Notes to Financial Statements.
^	Amount is less than $500.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Unconstrained Bond Portfolio

December 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 72.9%

BANK LOAN OBLIGATIONS 1.1%
AWAS Finance Luxembourg S.A.
3.500% due 07/16/2018		$2,808	$2,815
DaVita, Inc.
4.000% due 11/01/2019		198	200
Dell, Inc.
3.750% due 10/29/2018		200	201
4.500% due 04/29/2020		400	402
H.J. Heinz Co.
3.500% due 06/05/2020		896	903

Total Bank Loan Obligations (Cost $4,471)			4,521

CORPORATE BONDS & NOTES 14.2%

BANKING & FINANCE 7.8%
Abbey National Treasury Services PLC
3.875% due 11/10/2014		1,300	1,336
AGFC Capital Trust
6.000% due 01/15/2067		100	85
Ally Financial, Inc.
2.750% due 01/30/2017		3,200	3,220
3.500% due 07/18/2016		300	310
4.625% due 06/26/2015		1,300	1,356
American International Group, Inc.
8.250% due 08/15/2018		1,200	1,503
Banco Bradesco S.A.
2.338% due 05/16/2014		300	300
Bank of America Corp.
2.000% due 01/11/2018		1,400	1,398
5.750% due 12/01/2017		3,000	3,416
CIT Group, Inc.
4.750% due 02/15/2015		800	831
Citigroup, Inc.
0.921% due 11/15/2016		500	501
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		188	191
Ford Motor Credit Co. LLC
0.992% due 01/17/2017		4,000	4,019
Goldman Sachs Group, Inc.
5.950% due 01/18/2018		600	682
6.150% due 04/01/2018		200	229
International Lease Finance Corp.
4.875% due 04/01/2015		400	416
5.750% due 05/15/2016		500	537
6.500% due 09/01/2014		800	830
IPIC GMTN Ltd.
3.125% due 11/15/2015		300	312
LBG Capital PLC
7.588% due 05/12/2020	GBP	1,100	1,941
Merrill Lynch & Co., Inc.
6.400% due 08/28/2017		$700	807
6.875% due 04/25/2018		1,400	1,656
Murray Street Investment Trust
4.647% due 03/09/2017		200	215
Prudential Covered Trust
2.997% due 09/30/2015		765	789
QBE Capital Funding Ltd.
7.250% due 05/24/2041		200	207
Royal Bank of Scotland PLC
4.375% due 03/16/2016		400	427
SLM Corp.
0.538% due 01/27/2014		400	400
5.000% due 04/15/2015		500	524
6.250% due 01/25/2016		200	217

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Standard Chartered PLC
3.950% due 01/11/2023	$200	$186
Union Bank N.A.
1.192% due 06/06/2014	1,200	1,204
2.625% due 09/26/2018	300	306
Vnesheconombank Via VEB Finance PLC
6.025% due 07/05/2022	600	615
6.902% due 07/09/2020	600	664

		31,630

INDUSTRIALS 3.7%
ALROSA Finance S.A.
7.750% due 11/03/2020	600	668
America Movil S.A.B. de C.V.
3.125% due 07/16/2022	600	554
Aviation Capital Group Corp.
3.875% due 09/27/2016	400	413
CNPC General Capital Ltd.
1.450% due 04/16/2016	3,000	2,973
Hawk Acquisition Sub, Inc.
4.250% due 10/15/2020	200	194
HCA, Inc.
7.875% due 02/15/2020	500	538
Massachusetts Institute of Technology
5.600% due 07/01/2111	100	114
MGM Resorts International
6.625% due 07/15/2015	1,700	1,832
SABMiller Holdings, Inc.
0.932% due 08/01/2018	3,600	3,622
WMG Acquisition Corp.
6.000% due 01/15/2021	270	282
Wynn Macau Ltd.
5.250% due 10/15/2021	4,000	4,015

		15,205

UTILITIES 2.7%
AES Corp.
7.375% due 07/01/2021	1,100	1,246
NextEra Energy Capital Holdings, Inc.
1.339% due 09/01/2015	3,600	3,625
Novatek OAO via Novatek Finance Ltd.
5.326% due 02/03/2016	800	853
Verizon Communications, Inc.
1.773% due 09/15/2016	2,800	2,887
1.993% due 09/14/2018	900	947
2.500% due 09/15/2016	700	724
3.650% due 09/14/2018	500	530

		10,812

Total Corporate Bonds & Notes (Cost $56,574)		57,647

MUNICIPAL BONDS & NOTES 2.6%

CALIFORNIA 1.0%
California State General Obligation Bonds, (BABs), Series 2010
7.950% due 03/01/2036	2,550	2,950
California State General Obligation Notes, Series 2009
5.450% due 04/01/2015	1,100	1,168

		4,118

MASSACHUSETTS 0.9%
Massachusetts Port Authority Revenue Bonds, Series 2011
6.202% due 07/01/2031	3,900	4,020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 0.1%
New York City, New York General Obligation Bonds, Series 2013
5.000% due 08/01/2024	$100	$113
5.000% due 08/01/2027	100	109

		222

WASHINGTON 0.6%
Energy Northwest, Washington Revenue Bonds, Series 2012
3.403% due 07/01/2025	2,600	2,408

Total Municipal Bonds & Notes (Cost $10,653)		10,768

U.S. GOVERNMENT AGENCIES 5.3%
Fannie Mae
2.500% due 01/01/2043 - 04/01/2043	8,907	8,088
4.000% due 02/01/2044	1,000	1,026
4.500% due 02/01/2044	6,000	6,340
5.000% due 02/01/2044	1,000	1,083
Freddie Mac
1.575% due 10/25/2021 (a)	394	38
4.500% due 03/01/2039 - 01/01/2044	3,771	3,993
5.500% due 06/01/2037 - 08/15/2051	744	818

Total U.S. Government Agencies (Cost $21,606)		21,386

U.S. TREASURY OBLIGATIONS 19.2%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 07/15/2022	914	875
0.125% due 01/15/2023	1,315	1,242
0.375% due 07/15/2023	602	580
0.625% due 07/15/2021	1,140	1,157
1.125% due 01/15/2021	3,737	3,927
2.000% due 01/15/2026	235	261
2.375% due 01/15/2025	124	143
2.375% due 01/15/2027	695	800
U.S. Treasury Notes
0.250% due 12/31/2015	16,200	16,158
0.375% due 02/15/2016	4,100	4,097
0.375% due 03/15/2016	2,000	1,997
0.500% due 12/15/2016	3,900	3,884
0.625% due 05/31/2017 (h)	43,470	42,906

Total U.S. Treasury Obligations (Cost $78,736)		78,027

MORTGAGE-BACKED SECURITIES 8.0%
Banc of America Commercial Mortgage Trust
5.572% due 04/10/2049	104	113
BCAP LLC Trust
5.250% due 06/26/2036	864	792
Bear Stearns Adjustable Rate Mortgage Trust
2.667% due 01/25/2035	52	52
CBA Commercial Small Balance Commercial Mortgage
0.415% due 06/25/2038	4,907	2,902
Countrywide Alternative Loan Trust
6.000% due 02/25/2037 ^	706	531
6.000% due 05/25/2037 ^	576	448
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039	3,715	3,999
First Horizon Alternative Mortgage Securities
2.207% due 06/25/2034	378	368

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	11

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
First Horizon Mortgage Pass-Through Trust
2.399% due 11/25/2037		$4,364	$3,787
Granite Mortgages PLC
0.904% due 09/20/2044	GBP	319	526
HarborView Mortgage Loan Trust
0.576% due 11/19/2034		$106	82
IndyMac Mortgage Loan Trust
0.375% due 04/25/2046		3,645	2,831
2.519% due 10/25/2034		68	66
JPMorgan Alternative Loan Trust
0.315% due 07/25/2036		226	227
JPMorgan Chase Commercial Mortgage Securities Trust
5.257% due 05/15/2047		191	204
5.397% due 05/15/2045		677	740
LB-UBS Commercial Mortgage Trust
5.342% due 09/15/2039		53	58
Morgan Stanley Capital Trust
4.700% due 07/15/2056		93	96
5.665% due 04/15/2049		1,467	1,604
RBSSP Resecuritization Trust
0.415% due 02/26/2037		1,365	1,243
RMAC Securities PLC
0.674% due 06/12/2044	GBP	1,969	3,030
Structured Asset Securities Corp.
5.500% due 09/25/2035		$658	661
Thornburg Mortgage Securities Trust
5.750% due 06/25/2037		720	695
5.800% due 06/25/2037		168	143
Wachovia Bank Commercial Mortgage Trust
0.247% due 06/15/2020		401	397
5.733% due 06/15/2049		3,621	4,002
5.749% due 07/15/2045		517	568
5.924% due 02/15/2051		435	469
WaMu Mortgage Pass-Through Certificates
0.395% due 04/25/2045		148	140
Wells Fargo Mortgage-Backed Securities Trust
2.615% due 01/25/2035		926	920
2.634% due 06/25/2035		632	646

Total Mortgage-Backed Securities (Cost $29,578)			32,340

ASSET-BACKED SECURITIES 9.1%
Access Group, Inc.
1.538% due 10/27/2025		688	695
Asset-Backed Funding Certificates Trust
0.325% due 01/25/2037		4,164	2,384
0.385% due 01/25/2037		2,897	1,673
Avoca CLO PLC
0.591% due 09/15/2021	EUR	1,384	1,874
Bear Stearns Asset-Backed Securities Trust
0.365% due 04/25/2037		$971	851
1.415% due 08/25/2037		272	237
Belle Haven ABS CDO Ltd.
0.602% due 11/03/2044		355	169
0.642% due 11/03/2044		544	258
Berica Asset-Backed Security SRL
0.593% due 12/30/2055	EUR	1,135	1,514

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Chester Asset Receivables Dealings Issuer PLC
0.714% due 04/15/2016	GBP	600	$993
Citigroup Mortgage Loan Trust, Inc.
0.305% due 08/25/2036		$127	95
Countrywide Asset-Backed Certificates
0.295% due 06/25/2047		273	270
0.305% due 08/25/2037		4,000	2,976
0.315% due 04/25/2047		1,799	1,406
0.315% due 06/25/2047		3,500	2,638
0.355% due 06/25/2047		4,000	3,075
0.425% due 05/25/2036		109	109
0.445% due 09/25/2036		4,500	3,596
0.515% due 05/25/2036		400	373
5.103% due 05/25/2035		800	779
5.430% due 07/25/2036		300	209
5.595% due 08/25/2035		600	508
Credit-Based Asset Servicing and Securitization LLC
4.340% due 03/25/2037 ^		3,215	1,786
GSAMP Trust
0.395% due 03/25/2047		2,000	1,087
HSI Asset Securitization Corp. Trust
0.385% due 12/25/2036		831	373
Huntington CDO Ltd.
0.508% due 11/05/2040		607	565
Morgan Stanley ABS Capital, Inc. Trust
0.305% due 11/25/2036		277	166
Morgan Stanley Capital Trust
0.455% due 01/25/2036		500	411
Newcastle CDO Ltd.
0.588% due 12/24/2039		601	582
Securitized Asset-Backed Receivables LLC Trust
0.930% due 02/25/2034		697	645
Sierra Madre Funding Ltd.
0.548% due 09/07/2039		1,439	1,065
0.568% due 09/07/2039		3,321	2,458
SLM Student Loan Trust
2.350% due 04/15/2039		149	149
Structured Asset Investment Loan Trust
0.525% due 10/25/2035		595	575
Triaxx Prime CDO Ltd.
0.430% due 10/02/2039		525	420

Total Asset-Backed Securities (Cost $29,252)			36,964

SOVEREIGN ISSUES 5.0%
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2017	BRL	7,500	2,239
Italy Buoni Poliennali Del Tesoro
3.000% due 06/15/2015	EUR	2,500	3,534
Junta de Castilla y Leon
6.505% due 03/01/2019		300	474
Mexico Government International Bond
6.500% due 06/10/2021	MXN	4,860	384
10.000% due 12/05/2024		8,060	790
New Zealand Government CPI Linked Bond
2.000% due 09/20/2025	NZD	200	154

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Slovenia Government International Bond
4.700% due 11/01/2016	EUR	1,100	$1,571
Spain Government International Bond
3.000% due 04/30/2015		7,800	10,997

Total Sovereign Issues (Cost $20,258)			20,143

		SHARES
PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Ally Financial, Inc.
8.500% due 05/15/2016 (d)		8,600	231

Total Preferred Securities (Cost $230)			231

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 8.3%

REPURCHASE AGREEMENTS (e) 0.2%
			804

MEXICO TREASURY BILLS 8.1%
3.486% due 01/02/2014 - 05/29/2014 (b)	MXN	433,000	32,990

Total Short-Term Instruments (Cost $33,836)			33,794

Total Investments in Securities (Cost $285,194)			295,821

		SHARES
INVESTMENTS IN AFFILIATES 29.4%

SHORT-TERM INSTRUMENTS 29.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 29.4%
PIMCO Short-Term Floating NAV Portfolio		6,720	67
PIMCO Short-Term Floating NAV Portfolio III		11,935,174	119,221

Total Short-Term Instruments (Cost $119,342)			119,288

Total Investments in Affiliates (Cost $119,342)			119,288

Total Investments 102.3% (Cost $404,536)			$415,109

Financial Derivative Instruments (g)(h) (1.1%) (Cost or Premiums, net $(2,734))			(4,450)

Other Assets and Liabilities, net (1.2%)			(5,011)

Net Assets 100.0%			$405,648

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

* A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity, date shown represents next contractual call date.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2013	01/02/2014	$804	Freddie Mac 2.080% due 10/17/2022	$(824)	$804	$804

Total Repurchase Agreements						$(824)	$804	$804

(1)	Includes accrued interest.

As of December 31, 2013, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowing while outstanding during the period ended December 31, 2013 was $5,233 at a weighted average interest rate of (0.208%).

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$804	$0	$0	$0	$804	$(824)	$(20)

Master Securities Forward Transaction Agreement
SAL	0	0	0	0	0	(41)	(41)

Total Borrowings and Other Financing Transactions	$804	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CME 3-Year Mid-Curve on Eurodollar March Futures	$97.375	03/14/2014	199	$(73)	$(100)

Total Written Options				$(73)	$(100)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2014	190	$(32)	$0	$(5)
90-Day Eurodollar December Futures	Long	12/2015	1,537	(395)	0	(77)
90-Day Eurodollar December Futures	Long	12/2016	58	(45)	0	(4)
90-Day Eurodollar June Futures	Long	06/2015	1,445	(395)	0	(54)
90-Day Eurodollar June Futures	Long	06/2016	58	(39)	0	(3)
90-Day Eurodollar March Futures	Long	03/2016	61	(27)	0	(3)
90-Day Eurodollar September Futures	Long	09/2015	226	(72)	0	(11)
90-Day Eurodollar September Futures	Long	09/2016	58	(44)	0	(4)
Euro-OAT France Government Bond March Futures	Short	03/2014	123	321	0	(14)

Total Futures Contracts				$(728)	$0	$(175)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
CDX.HY-19 5-Year Index	(5.000%	)	12/20/2017	$3,300	$(337)	$(257)	$0	$(8)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	13

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.HY-19 5-Year Index	5.000%	12/20/2017	$3,300	$337	$48	$8	$0
CDX.IG-21 5-Year Index	1.000%	12/20/2018	20,300	371	87	13	0

				$708	$135	$21	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month CAD-Bank Bill	2.000%	06/16/2016	CAD	1,800	$15	$21	$1	$0
Pay	3-Month CAD-Bank Bill	3.400%	12/15/2021		200	(3)	(3)	0	0
Pay	3-Month CAD-Bank Bill	3.000%	06/15/2022		200	(7)	(7)	0	0
Pay	3-Month CAD-Bank Bill	2.500%	12/18/2023		5,900	(335)	(318)	0	(1)
Receive	3-Month CAD-Bank Bill	2.480%	12/15/2041		200	9	10	0	0
Receive	3-Month CAD-Bank Bill	2.400%	03/17/2042		200	9	10	0	0
Receive	3-Month CAD-Bank Bill	2.625%	09/16/2043		2,500	458	399	2	0
Receive	3-Month CAD-Bank Bill	3.500%	12/18/2043		2,200	67	29	2	0
Pay	3-Month USD-LIBOR	1.650%	09/09/2018	$	100	0	1	0	0
Pay	3-Month USD-LIBOR	2.000%	12/18/2018		6,400	74	(18)	0	(13)
Receive	3-Month USD-LIBOR	3.000%	12/18/2023		6,600	44	110	37	0
Receive	3-Month USD-LIBOR	3.250%	06/18/2029		8,800	532	397	74	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2033		5,000	753	743	49	0
Receive	3-Month USD-LIBOR	2.950%	07/10/2043		2,000	338	244	24	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		11,900	945	520	152	0
Pay	6-Month AUD-BBR-BBSW	3.500%	03/15/2023	AUD	200	(13)	(8)	0	0
Pay	6-Month AUD-BBR-BBSW	3.750%	03/15/2023		1,000	(49)	(43)	3	0
Pay	6-Month GBP-LIBOR	2.000%	03/19/2019	GBP	3,000	(63)	(72)	9	0
Receive	6-Month GBP-LIBOR	3.500%	03/19/2044		800	(9)	7	0	(11)
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	980,000	(104)	(7)	31	0

						$2,661	$2,015	$384	$(25)

Total Swap Agreements						$3,032	$1,893	$405	$(33)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2013:

Cash of $4,735 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2013. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$405	$405	$ (100)	$ (175)	$ (33)	$ (308)

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2014		BRL	616	$		270	$9	$0
	01/2014		NZD	214			174	0	(2)
	01/2014	$		764		AUD	862	6	0
	01/2014			263		BRL	616	0	(2)
	01/2014			1,249		EUR	922	20	0
	02/2014		AUD	862	$		762	0	(6)
	02/2014		BRL	310			149	19	0
	02/2014	$		149		BRL	310	0	(19)
	05/2014		CNY	33,539	$		5,460	0	(27)

BPS	01/2014		BRL	58			26	1	0
	01/2014		MXN	28,924			2,181	0	(34)
	01/2014	$		25		BRL	58	0	0
	01/2014			8,014		EUR	5,828	4	0
	02/2014		EUR	5,828	$		8,013	0	(4)
	02/2014		JPY	244,600			2,410	86	0
	02/2014		MXN	36,173			2,787	25	0
	02/2014	$		200		BRL	415	0	(26)
	03/2014		MXN	15,218	$		1,176	17	0
	04/2014		CNY	61			10	0	0
	04/2014		MXN	33,609			2,558	4	0
	04/2014	$		30		CNY	184	0	0
	05/2014		MXN	13,866	$		1,051	1	0

BRC	01/2014		AUD	13,565			12,389	279	0
	01/2014	$		5,797		AUD	6,352	0	(127)
	01/2014			6,318		GBP	3,881	108	0
	02/2014		CNY	61	$		10	0	0
	02/2014		GBP	3,881			6,317	0	(109)
	02/2014	$		551		EUR	400	0	(1)
	05/2014		CNY	11,875	$		1,940	0	(3)
	05/2014	$		1,940		CNY	11,875	2	0

CBK	01/2014		HUF	424,143	$		1,920	0	(40)
	01/2014	$		5,797		AUD	6,352	0	(126)
	02/2014		CNY	61	$		10	0	0
	03/2014		MXN	10,177			780	5	0
	03/2014		RUB	6,154			189	4	0
	04/2014	$		1,248		CNY	7,915	47	0

DUB	01/2014		BRL	644	$		277	4	0
	01/2014		HUF	1,988			9	0	0
	01/2014	$		276		BRL	644	0	(3)
	02/2014		JPY	121,800	$		1,185	28	0
	02/2014	$		1,573		EUR	1,143	0	0
	03/2014		MXN	57,488	$		4,314	0	(67)
	03/2014	$		3,610		MXN	46,640	0	(56)
	03/2014			0		RUB	9	0	0
	04/2014		CNY	6,895	$		1,104	0	(24)
	06/2014	$		2,491		CNY	15,275	8	0
	10/2016		JPY	120,988	$		1,710	522	0

FBF	01/2014		BRL	1,912			820	10	0
	01/2014		CNY	7,408			1,209	0	(11)
	01/2014		GBP	3,881			6,285	0	(142)
	01/2014	$		827		BRL	1,912	0	(16)
	01/2014			1,413		HUF	311,591	27	0
	03/2014		MXN	15,218	$		1,177	18	0
	03/2014		RUB	6,155			189	4	0
	04/2014	$		1,221		CNY	7,470	1	0
	05/2014		CNY	215	$		35	0	0
	06/2014			6,746			1,102	0	(1)
	11/2014		BRL	992			420	28	0

GLM	01/2014			408			179	6	0
	01/2014		EUR	196			267	0	(3)
	01/2014		MXN	25,986			1,999	13	0
	01/2014	$		174		BRL	408	0	(1)
	02/2014		BRL	467	$		225	29	0
	02/2014		MXN	35,113			2,673	9	(17)
	02/2014	$		225		BRL	467	0	(29)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	15

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	03/2014		MXN	3,374	$		259	$2	$0
	03/2014	$		380		RUB	12,380	0	(7)
	04/2014		MXN	18,707	$		1,434	11	0

HUS	01/2014		CNY	61			10	0	0
	02/2014	$		2,432		JPY	241,515	0	(138)
	05/2014			4,115		CNY	25,225	12	0
	11/2014		BRL	943	$		400	28	0

JPM	01/2014		EUR	5,467			7,356	0	(165)
	01/2014		MXN	18,138			1,397	10	0
	01/2014	$		230		RUB	7,558	0	0
	02/2014		BRL	415	$		200	26	0
	02/2014		EUR	10,726			14,764	9	0
	02/2014		MXN	5,567			431	6	0
	02/2014	$		20		CNY	123	0	0
	03/2014			190		RUB	6,189	0	(4)
	04/2014		CNY	1,020	$		167	0	0
	04/2014		RUB	7,558			226	0	0
	04/2014	$		225		RUB	7,558	1	0
	11/2014		BRL	1,277	$		540	36	0

MSC	01/2014			3,245			1,382	7	0
	01/2014		MXN	23,387			1,800	13	0
	01/2014	$		1,389		BRL	3,245	0	(14)
	02/2014		BRL	3,095	$		1,314	13	0
	02/2014		MXN	20,896			1,582	0	(14)
	03/2014			77,074			5,797	0	(76)
	04/2014			9,871			755	6	0
	11/2014		BRL	1,559			660	45	0
	11/2014	$		540		BRL	1,278	0	(35)

SOG	01/2014		BRL	417	$		183	6	0
	01/2014	$		178		BRL	417	0	(2)

UAG	01/2014		RUB	7,558	$		229	0	0
	01/2014	$		1,221		CNY	7,470	10	0
	01/2014			520		HUF	114,540	9	0
	03/2014		RUB	6,270	$		193	4	0
	04/2014		CNY	7,592			1,240	0	(2)
	05/2014			13,350			2,182	0	(2)
	05/2014	$		3,576		CNY	21,879	3	0
	06/2014		CNY	8,529	$		1,393	0	(2)
	11/2014	$		1,480		BRL	3,494	0	(101)

WST	01/2014		EUR	1,087	$		1,462	0	(33)

Total Forward Foreign Currency Contracts								$1,601	$(1,491)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.350%	03/03/2014	$	28,800	$(20)	$(2)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.700%	03/03/2014		28,800	(215)	(345)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000%	10/15/2015		4,300	(115)	(126)

BRC	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.795%	01/31/2014	GBP	8,000	(110)	(252)

CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	5.200%	07/29/2016	$	29,700	(369)	(342)

DUB	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.795%	01/31/2014	GBP	4,000	(47)	(126)

FAR	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	03/03/2014	$	14,000	(51)	(61)

GLM	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	03/31/2014		123,200	(132)	(228)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.300%	03/03/2014		18,900	(11)	(1)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.700%	03/03/2014		18,900	(151)	(226)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000%	10/15/2015		4,300	(115)	(126)

JPM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.350%	03/03/2014		80,600	(64)	(4)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.750%	03/03/2014		80,600	(504)	(829)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400%	03/03/2014		17,500	(23)	(2)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.700%	03/03/2014		17,500	(119)	(210)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.530%	02/29/2016		7,800	(96)	(207)

RYL	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		13,900	(264)	(562)

								$(2,406)	$(3,649)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC iTraxx Europe 20 5-Year Index	Buy	0.700%	03/19/2014	EUR	7,200	$(10)	$(19)
	Put - OTC iTraxx Europe 20 5-Year Index	Sell	1.100%	03/19/2014		7,200	(10)	(3)

JPM	Call - OTC CDX.IG-21 5-Year Index	Buy	0.600%	03/19/2014	$	9,700	(5)	(9)
	Put - OTC CDX.IG-21 5-Year Index	Sell	0.900%	03/19/2014		9,700	(11)	(5)
	Put - OTC iTraxx Europe 20 5-Year Index	Sell	1.200%	01/15/2014	EUR	6,300	(16)	0
	Put - OTC iTraxx Europe 20 5-Year Index	Sell	1.300%	02/19/2014		6,300	(19)	0
	Call - OTC iTraxx Europe 20 5-Year Index	Buy	0.700%	03/19/2014		11,500	(14)	(30)
	Put - OTC iTraxx Europe 20 5-Year Index	Sell	1.100%	03/19/2014		11,500	(20)	(5)

MYC	Put - OTC CDX.IG-21 5-Year Index	Sell	1.200%	03/19/2014	$	4,100	(6)	(1)

							$(111)	$(72)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC USD versus JPY	JPY	98.000	02/26/2014	$	4,800	$(23)	$(5)
	Put - OTC USD versus JPY		98.000	03/13/2014		4,800	(27)	(9)

CBK	Put - OTC USD versus JPY		100.000	03/13/2014		4,800	(24)	(17)

							$(74)	$(31)

Total Written Options							$(2,591)	$(3,752)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2013:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at 12/31/2012	0	$77,700	EUR	4,800	GBP	0	$(792)
Sales	439	747,048		95,900		12,000	(3,460)
Closing Buys	(240)	(90,063)		0		0	394
Expirations	0	(131,985)		(50,700)		0	917
Exercised	0	(76,000)		0		0	277

Balance at 12/31/2013	199	$526,700	EUR	50,000	GBP	12,000	$(2,664)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2013 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Brazil Government International Bond	1.000%	12/20/2016	1.335%	$200	$(3)	$1	$0	$(2)
	Indonesia Government International Bond	1.000%	12/20/2018	2.251%	100	(5)	(1)	0	(6)
	Mexico Government International Bond	1.000%	12/20/2018	0.879%	2,200	4	9	13	0
	Safeway, Inc.	1.000%	12/20/2022	2.660%	100	(24)	12	0	(12)

BPS	China Government International Bond	1.000%	12/20/2018	0.753%	200	3	(1)	2	0

BRC	China Government International Bond	1.000%	12/20/2018	0.753%	2,300	38	(10)	28	0
	Indonesia Government International Bond	1.000%	12/20/2018	2.251%	200	(10)	(1)	0	(11)

CBK	Brazil Government International Bond	1.000%	12/20/2016	1.335%	200	(3)	1	0	(2)
	Brazil Government International Bond	1.000%	12/20/2018	1.859%	500	(22)	3	0	(19)
	China Government International Bond	1.000%	12/20/2016	0.391%	100	(5)	7	2	0
	China Government International Bond	1.000%	12/20/2018	0.753%	800	13	(3)	10	0
	Russia Government International Bond	1.000%	12/20/2018	1.597%	200	(5)	0	0	(5)

DUB	Berkshire Hathaway, Inc.	1.000%	09/20/2020	0.931%	400	(5)	7	2	0
	Brazil Government International Bond	1.000%	12/20/2016	1.335%	500	(7)	3	0	(4)
	China Government International Bond	1.000%	12/20/2018	0.753%	200	3	(1)	2	0
	Colombia Government International Bond	1.000%	12/20/2018	1.153%	200	(1)	0	0	(1)
	General Electric Capital Corp.	1.000%	06/20/2014	0.174%	300	2	0	2	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.282%	200	2	0	2	0
	Goldman Sachs Group, Inc.	1.000%	06/20/2014	0.181%	500	2	0	2	0
	Goldman Sachs Group, Inc.	1.000%	09/20/2014	0.182%	500	3	0	3	0
	Mexico Government International Bond	1.000%	12/20/2018	0.879%	700	(1)	5	4	0
	Morgan Stanley	1.000%	06/20/2014	0.363%	200	1	0	1	0

FBF	Brazil Government International Bond	1.000%	12/20/2018	1.859%	600	(28)	4	0	(24)
	Mexico Government International Bond	1.000%	12/20/2018	0.879%	200	1	1	2	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	17

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2013 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
GST	Brazil Government International Bond	1.000%	12/20/2018	1.859%	$100	$(5)	$1	$0	$(4)
	China Government International Bond	1.000%	12/20/2018	0.753%	200	3	(1)	2	0
	Colombia Government International Bond	1.000%	12/20/2018	1.153%	200	(2)	0	0	(2)
	Mexico Government International Bond	1.000%	12/20/2018	0.879%	200	1	0	1	0

HUS	China Government International Bond	1.000%	12/20/2018	0.753%	200	3	(1)	2	0
	Indonesia Government International Bond	1.000%	12/20/2018	2.251%	200	(10)	(1)	0	(11)
	Mexico Government International Bond	1.000%	12/20/2016	0.492%	500	6	1	7	0
	Mexico Government International Bond	1.000%	12/20/2018	0.879%	1,000	1	5	6	0

JPM	China Government International Bond	1.000%	12/20/2018	0.753%	1,200	20	(6)	14	0
	Indonesia Government International Bond	1.000%	12/20/2018	2.251%	100	(5)	(1)	0	(6)
	Mexico Government International Bond	1.000%	12/20/2018	0.879%	500	1	2	3	0

MYC	Brazil Government International Bond	1.000%	12/20/2018	1.859%	300	(13)	2	0	(11)
	China Government International Bond	1.000%	12/20/2018	0.753%	600	11	(3)	8	0
	Colombia Government International Bond	1.000%	12/20/2018	1.153%	500	(4)	1	0	(3)
	Indonesia Government International Bond	1.000%	12/20/2018	2.251%	100	(5)	(1)	0	(6)
	Mexico Government International Bond	1.000%	12/20/2016	0.492%	200	3	1	4	0
	Russia Government International Bond	1.000%	12/20/2018	1.597%	200	(5)	0	0	(5)

						$(47)	$35	$122	$(134)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value (4)
								Asset	Liability
MYC	CMBX.NA.AAA.4 Index	0.350%	02/17/2051	$	99	$(12)	$10	$0	$(2)
	iTraxx Europe 9 10-Year Index 22-100%	0.250%	06/20/2018	EUR	4,500	(164)	165	1	0

						$(176)	$175	$1	$(2)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	8.160%	01/02/2015	BRL	1,600	$0	$(14)	$0	$(14)
	Pay	1-Year BRL-CDI	8.420%	01/02/2017		4,200	7	(144)	0	(137)
	Pay	1-Year BRL-CDI	8.600%	01/02/2017		1,100	(4)	(31)	0	(35)
	Pay	1-Year BRL-CDI	8.860%	01/02/2017		3,900	16	(115)	0	(99)
	Pay	1-Year BRL-CDI	10.460%	01/02/2017		2,300	0	(28)	0	(28)
	Pay	1-Year BRL-CDI	10.910%	01/02/2017		4,100	0	(32)	0	(32)
	Pay	1-Year BRL-CDI	12.255%	01/02/2017		5,700	(4)	9	5	0

BPS	Pay	1-Year BRL-CDI	8.485%	01/02/2017		300	0	(9)	0	(9)

BRC	Pay	1-Year BRL-CDI	9.110%	01/02/2017		100	0	(3)	0	(3)
	Pay	6-Month AUD-BBR-BBSW	4.750%	03/15/2018	AUD	3,800	19	161	180	0

DUB	Pay	1-Year BRL-CDI	7.620%	01/02/2015	BRL	1,300	(2)	(13)	0	(15)
	Pay	1-Year BRL-CDI	8.430%	01/02/2015		1,400	9	(15)	0	(6)
	Pay	1-Year BRL-CDI	8.415%	01/02/2017		8,500	0	(275)	0	(275)
	Pay	1-Year BRL-CDI	8.600%	01/02/2017		4,000	(10)	(115)	0	(125)
	Pay	1-Year BRL-CDI	9.210%	01/02/2017		200	0	(5)	0	(5)

FBF	Pay	1-Year BRL-CDI	8.495%	01/02/2017		2,300	(1)	(73)	0	(74)

GLM	Pay	1-Year BRL-CDI	7.550%	01/02/2015		1,400	(3)	(14)	0	(17)
	Pay	1-Year BRL-CDI	8.150%	01/02/2015		1,500	0	(13)	0	(13)
	Pay	1-Year BRL-CDI	8.720%	01/02/2017		4,500	0	(135)	0	(135)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
HUS	Pay	28-Day MXN-TIIE	7.500%	06/02/2021	MXN	12,200	$39	$28	$67	$0

JPM	Pay	1-Year BRL-CDI	7.890%	01/02/2015	BRL	400	0	(4)	0	(4)
	Pay	1-Year BRL-CDI	9.010%	01/02/2017		4,900	47	(164)	0	(117)

MYC	Pay	1-Year BRL-CDI	9.930%	01/02/2015		3,600	3	34	37	0
	Pay	1-Year BRL-CDI	8.630%	01/02/2017		3,400	0	(110)	0	(110)
	Pay	1-Year BRL-CDI	8.640%	01/02/2017		1,600	12	(58)	0	(46)
	Pay	28-Day MXN-TIIE	7.500%	06/02/2021	MXN	2,800	10	6	16	0

UAG	Pay	1-Year BRL-CDI	9.930%	01/02/2015	BRL	3,000	3	27	30	0
	Pay	6-Month AUD-BBR-BBSW	4.750%	12/15/2017	AUD	1,700	12	60	72	0

							$153	$(1,045)	$407	$(1,299)

Total Swap Agreements							$(70)	$(835)	$530	$(1,435)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2013:

(h)	Securities with an aggregate market value of $3,608 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$54	$0	$18	$72	$(56)	$(473)	$(365)	$(894)	$(822)	$760	$(62)
BPS	138	0	2	140	(64)	(36)	(9)	(109)	31	0	31
BRC	389	0	208	597	(240)	(252)	(14)	(506)	91	(290)	(199)
CBK	56	0	12	68	(166)	(359)	(26)	(551)	(483)	393	(90)
DUB	562	0	18	580	(150)	(126)	(431)	(707)	(127)	0	(127)
FAR	0	0	0	0	0	(61)	0	(61)	(61)	0	(61)
FBF	88	0	2	90	(170)	0	(98)	(268)	(178)	0	(178)
GLM	70	0	0	70	(57)	(581)	(165)	(803)	(733)	609	(124)
GST	0	0	3	3	0	0	(6)	(6)	(3)	0	(3)
HUS	40	0	82	122	(138)	0	(11)	(149)	(27)	0	(27)
JPM	88	0	17	105	(169)	(882)	(127)	(1,178)	(1,073)	1,014	(59)
MSC	84	0	0	84	(139)	0	0	(139)	(55)	0	(55)
MSX	0	0	0	0	0	0	0	0	0	(90)	(90)
MYC	0	0	66	66	0	(420)	(183)	(603)	(537)	274	(263)
RYL	0	0	0	0	0	(562)	0	(562)	(562)	478	(84)
SOG	6	0	0	6	(2)	0	0	(2)	4	0	4
UAG	26	0	102	128	(107)	0	0	(107)	21	0	21
WST	0	0	0	0	(33)	0	0	(33)	(33)	0	(33)

Total Over the Counter	$1,601	$0	$530	$2,131	$(1,491)	$(3,752)	$(1,435)	$(6,678)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk(1) exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$21	$0	$0	$384	$405

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,601	$0	$1,601
Swap Agreements	0	123	0	0	407	530

	$0	$123	$0	$1,601	$407	$2,131

	$0	$144	$0	$1,601	$791	$2,536

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	19

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$100	$100
Futures	0	0	0	0	175	175
Swap Agreements	0	8	0	0	25	33

	$0	$8	$0	$0	$300	$308

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,491	$0	$1,491
Written Options	0	72	0	31	3,649	3,752
Swap Agreements	0	136	0	0	1,299	1,435

	$0	$208	$0	$1,522	$4,948	$6,678

	$0	$216	$0	$1,522	$5,248	$6,986

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(59)	$0	$0	$(59)
Written Options	0	0	20	0	0	20
Futures	0	0	(56)	0	(356)	(412)
Swap Agreements	0	(3,190)	0	0	(1,248)	(4,438)

	$0	$(3,190)	$(95)	$0	$(1,604)	$(4,889)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$600	$0	$600
Purchased Options	0	(188)	0	(437)	(426)	(1,051)
Written Options	0	270	0	140	519	929
Swap Agreements	0	(2,380)	0	0	(219)	(2,599)

	$0	$(2,298)	$0	$303	$(126)	$(2,121)

	$0	$(5,488)	$(95)	$303	$(1,730)	$(7,010)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(27)	$(27)
Futures	0	0	0	0	(712)	(712)
Swap Agreements	0	(4)	0	0	3,161	3,157

	$0	$(4)	$0	$0	$2,422	$2,418

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$492	$0	$492
Purchased Options	0	(54)	0	137	321	404
Written Options	0	50	0	43	(1,457)	(1,364)
Swap Agreements	0	1,167	0	0	(2,737)	(1,570)

	$0	$1,163	$0	$672	$(3,873)	$(2,038)

	$0	$1,159	$0	$672	$(1,451)	$380

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Bank Loan Obligations	$0	$1,706	$2,815	$4,521
Corporate Bonds & Notes
Banking & Finance	0	31,439	191	31,630
Industrials	0	15,205	0	15,205
Utilities	0	10,812	0	10,812
Municipal Bonds & Notes
California	0	4,118	0	4,118
Massachusetts	0	4,020	0	4,020
New York	0	222	0	222
Washington	0	2,408	0	2,408
U.S. Government Agencies	0	20,943	443	21,386
U.S. Treasury Obligations	0	78,027	0	78,027
Mortgage-Backed Securities	0	31,548	792	32,340
Asset-Backed Securities	0	36,964	0	36,964
Sovereign Issues	0	20,143	0	20,143
Preferred Securities
Banking & Finance	231	0	0	231
Short-Term Instruments
Repurchase Agreements	0	804	0	804
Mexico Treasury Bills	0	32,990	0	32,990
	$231	$291,349	$4,241	$295,821

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$119,288	$0	$0	$119,288

Total Investments	$119,519	$291,349	$4,241	$415,109

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	405	0	405
Over the counter	0	2,131	0	2,131
	$0	$2,536	$0	$2,536

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(275)	(33)	0	(308)
Over the counter	0	(6,678)	0	(6,678)
	$(275)	$(6,711)	$0	$(6,986)

Totals	$119,244	$287,174	$4,241	$410,659

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2013:

Category and Subcategory	Beginning Balance at 12/31/2012	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2013 (1)
Investments in Securities, at Value
Bank Loan Obligations	$0	$0	$0	$0	$0	$0	$2,815	$0	$2,815	$0
Corporate Bonds & Notes
Banking & Finance	209	0	(12)	0	0	(6)	0	0	191	(6)
Industrials	2,438	0	(2,350)	(4)	(81)	(3)	0	0	0	0
U.S. Government Agencies	453	0	0	(1)	0	(9)	0	0	443	(9)
Mortgage-Backed Securities	862	0	(99)	2	13	14	0	0	792	17
Asset-Backed Securities	4,522	0	(848)	64	316	316	0	(4,370)	0	0

Totals	$8,484	$0	$(3,309)	$61	$248	$312	$2,815	$(4,370)	$4,241	$2

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$2,815	Indicative Market Quotation	Broker Quote	100.25
Corporate Bonds & Notes
Banking & Finance	191	Third Party Vendor	Broker Quote	101.50
U.S. Government Agencies	443	Benchmark Pricing	Base Price	111.08
Mortgage-Backed Securities	792	Third Party Vendor	Broker Quote	91.69

Total	$4,241

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	21

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Unconstrained Bond Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Advisor and Administrative. Information presented on these financial statements pertains to the Administrative Class of the Portfolio. Certain detailed financial information for the Advisor Class and Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the

Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid and are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period and are included in net change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the

ANNUAL REPORT	DECEMBER 31, 2013	23

Notes to Financial Statements (Cont.)

value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■	Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments.

Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	DECEMBER 31, 2013	25

Notes to Financial Statements (Cont.)

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding.

Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2013, the Portfolio had no unfunded loan commitments.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other

ANNUAL REPORT	DECEMBER 31, 2013	27

Notes to Financial Statements (Cont.)

series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay

Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2013 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
$8,331	$43,837	$(52,100)	$(2)	$1	$67	$38	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
$0	$146,690	$(27,400)	$(15)	$(54)	$119,221	$89	$0

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be

ANNUAL REPORT	DECEMBER 31, 2013	29

Notes to Financial Statements (Cont.)

purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the

Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

ANNUAL REPORT	DECEMBER 31, 2013	31

Notes to Financial Statements (Cont.)

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2013 for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements. As mentioned earlier in this report, the U.S. is currently experiencing historically low interest rates. This combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, the fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair the performance of the Portfolio.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the

ANNUAL REPORT	DECEMBER 31, 2013	33

Notes to Financial Statements (Cont.)

settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.60%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.30%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Portfolio by waiving a portion of its Supervisory and Administrative Fee or reimbursing the Portfolio, to the extent that they would exceed, due to the payment of organizational expenses and pro rata Trustees’ Fees, the sum of such Portfolio’s Investment Advisory Fee, service fees, Supervisory and Administrative Fees and other expenses borne by the Portfolio not covered by the Supervisory and Administrative Fee as described above (other than organizational expenses and pro rata Trustees’ Fees), plus 0.49 basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of December 31, 2013, the remaining recoverable amount to PIMCO was $14,222.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2013, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$2,746,109	$2,817,441	$102,506	$50,538

ANNUAL REPORT	DECEMBER 31, 2013	35

Notes to Financial Statements (Cont.)

December 31, 2013

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2013		Year Ended 12/31/2012
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	86	$913	3	$26
Administrative Class	17,798	186,456	13,049	132,143
Advisor Class	29	297	0	0
Issued as reinvestment of distributions
Institutional Class	1	6	0	0
Administrative Class	326	3,387	217	2,197
Advisor Class	0	0	0	0
Cost of shares redeemed
Institutional Class	(6)	(65)	0	0
Administrative Class	(4,207)	(44,046)	(4,037)	(41,049)
Advisor Class	(1)	(11)	0	0
Net increase resulting from Portfolio share transactions	14,026	$146,937	9,232	$93,317

As of December 31, 2013, three shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 83% of the Portfolio. One shareholder is a related party to the Portfolio and comprises 52% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2013, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2011-2012, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2013, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$1,847	$—	$10,476	$(1,281)	$(8,254)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through December 31, 2013 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2013 through December 31, 2013, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

As of December 31, 2013, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$—	$—	$—	$—

Under the recently enacted Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2013, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$4,073	$4,180

As of December 31, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$404,552	$12,405	$(1,848)	$10,557

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and sale/buyback transactions.

For the fiscal years ended December 31, 2013 and December 31, 2012, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2013	$3,393	$—	$—
12/31/2012	$2,205	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2013	37

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Administrative Class Shareholders of PIMCO Unconstrained Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Administrative Class present fairly, in all material respects, the financial position of PIMCO Unconstrained Bond Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Administrative Class for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2014

38	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford
BPS	BNP Paribas S.A.	JPM	JPMorgan Chase Bank N.A.	UBS	UBS Securities LLC
BRC	Barclays Bank PLC	MSC	Morgan Stanley & Co., Inc.	WST	Westpac Banking Corp.
CBK	Citibank N.A.	MYC	Morgan Stanley Capital Services, Inc.
DUB	Deutsche Bank AG	RYL	Royal Bank of Scotland Group PLC
FBF	Credit Suisse International	SAL	Citigroup Global Markets, Inc.
GLM	Goldman Sachs Bank USA	SOG	Societe Generale
GST	Goldman Sachs International	SSB	State Street Bank and Trust Co.

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	MXN	Mexican Peso
BRL	Brazilian Real	GBP	British Pound	NZD	New Zealand Dollar
CAD	Canadian Dollar	HUF	Hungarian Forint	RUB	Russian Ruble
CNY	Chinese Renminbi	JPY	Japanese Yen	USD (or $)	United States Dollar

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Index Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	CDX.IG	Credit Derivatives Index - Investment Grade	CMBX	Commercial Mortgage-Backed Index

Other Abbreviations:
ABS	Asset-Backed Security	BBSW	Bank Bill Swap Reference Rate	CLO	Collateralized Loan Obligation
BABs	Build America Bonds	CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate
BBR	Bank Bill Rate	CDO	Collateralized Debt Obligation	TIIE	Tasa de Interés Interbancaria de Equilibrio

ANNUAL REPORT	DECEMBER 31, 2013	39

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

40	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Executive Officer. Formerly Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	172	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2013	41

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian* (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer. Formerly Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Vice President	11/2013 to Present Treasurer 08/1997 to 11/2013	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

* Effective February 3, 2014, Dr. El-Erian no longer serves as a Senior Vice President of the Trust.

42	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2013	43

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 12-13, 2013, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2014. The Board also considered and approved for an additional one-year term through August 31, 2014, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2014.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreement are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust and the independent Trustees.

The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 12-13, 2013 meeting. The independent Trustees also met with counsel to the Trust and the independent Trustees on August 2, 2013 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2012, including, but not limited to, undertaking significant technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2013. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2013 and other performance data, as available, for the periods ended June 30, 2013 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2013 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 12-13, 2013 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2013.

ANNUAL REPORT	DECEMBER 31, 2013	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Board noted that, for periods ending May 31, 2013, the Administrative Class of 71%, 92% and 100% of the Portfolios outperformed their Lipper category median in the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 86% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2013 (based on the performance of the Administrative Class). The Board also noted that ten of 13 Portfolios, representing 93% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2013, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $23 billion as of May 31, 2013.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expense ratios in their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the size of the assets under management with PIMCO, the manner in which similar portfolios may be managed, different requirements with

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to

ANNUAL REPORT	DECEMBER 31, 2013	47

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively; had been reduced for some Portfolios over time; had been held steady for most Portfolios as assets grew, or declined in the case of some Portfolios; and continued to be competitive compared with peers. The Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. The Trustees noted that the benefits of the unified fee were apparent during the recent financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC supported the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and in return for the fees paid to RALLC by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

48	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT75AR_123113

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2013

PIMCO Unconstrained Bond Portfolio

Share Class

■	Institutional

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	38
Glossary	39
Federal Income Tax Information	40
Management of the Trust	41
Privacy Policy	43
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	44

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2013. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

The past twelve months were marked by ongoing periods of heightened bond market volatility brought on by uncertainty around central bank monetary and fiscal policy, geopolitical concerns, and a slower than hoped for rebound in the global economy. Following a particularly bumpy third quarter, however, all financial markets completed the year along a relatively smoother path. Federal Reserve (“Fed”) Chairman Ben Bernanke laid the groundwork in September, when he clarified the Fed’s commitment to maintain its quantitative easing (“QE”) bond purchase program of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero-bound range. The nomination of Janet Yellen to the Chairmanship further helped to reassure investors that the Fed would be committed to the continuation of their accommodative policies.

As investors were made particularly aware, beginning in mid-May conditions in financial markets deteriorated rapidly as markets reacted to signals by the Fed that it might begin to slow the pace of its asset purchases. This shift in tone fueled a broad-based sell-off within fixed income assets throughout the summer, undermining market liquidity and sending yields higher across the risk spectrum.

By mid-September, however, the Fed announced its intent to delay any tapering until more convincing indicators of economic growth become apparent and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore higher) and a rally across most equity markets. The Fed also maintained the Federal Funds Rate within a narrow range of zero to 25 basis points. Into October, investors were once again kept on edge by the uncertain fiscal policy and political landscape—namely the partial shutdown of the U.S. government that began during the first week of October, the ongoing debt ceiling negotiations between the White House and Congress, and confirmation proceedings for the next Fed Chairman. Investors were relieved by the last-minute deal announced on October 17 that reached an agreement to reopen the U.S. government and raise the debt ceiling.

In November, relative calm prevailed across most fixed income markets, and equity markets continued to rally. The European Central Bank (“ECB”) reduced their main policy rate (or the interest rate at which it lends money to banks) by 25 basis points to 0.25%, likely due to their concern over lower than expected inflation and a weak global growth outlook. The Bank of England (“BOE”) unanimously voted to leave its main policy rate unchanged amid a pickup in economic growth and expectations that this would lead to an eventual decline in the U.K. unemployment rate.

Towards the latter part of December, the Fed announced that beginning in January 2014 it intends to gradually exit its bond-buying program, by reducing it from $85 billion to $75 billion spread equally across mortgage and U.S. Treasury purchases. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee (“FOMC”) provided even greater assurances that the policy rate would remain near a zero-bound range until signs of sustainable growth are more broadly evident in the U.S. economy. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

U.S. Treasuries underperformed most other developed sovereign bond markets on a hedged basis as investors reacted to the various Fed announcements regarding the tapering of their QE bond purchase program. In particular, U.S. Treasury yields rose to their highest level in late December as investors reacted to the Fed’s announcement that it would begin the reduction of its asset purchases starting in January 2014. This decision was made on the back of improving economic data, which included a lower unemployment rate, respectable monthly job reports, and improving housing fundamentals. The benchmark ten-year U.S. Treasury note yielded 3.03% at the end of the reporting period, as compared to 1.76% on December 31, 2012. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 2.02% for the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 8.61% over the period, underperforming nominal U.S. Treasuries. U.S. TIPS sold off, particularly during the second quarter of the reporting period, as the market began to price in the inevitable Fed tapering decision, which was officially announced in December. The decision by the Fed to initiate the tapering of asset purchases was validated via stronger jobs and GDP data, with continual weaker inflation data adding further pressure to U.S. TIPS valuations towards the latter part of the period. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 9.52% over the period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries even with the Fed’s announcement that it would begin to reduce its asset purchases in January 2014. The announcement, however, did lead to differentiated performance among coupons, with lower coupons underperforming, as these bonds have been the largest beneficiaries of Fed purchases. Prices for non-Agency mortgages rose on limited outstanding supply, improving risk appetite and ongoing signs of recovery in the housing sector. Commercial MBS also outperformed amid strong investor demand and a continued rebound in property valuations.

■

The U.S. investment grade credit market, as measured by the Barclays U.S. Credit Index, declined 2.01% for the period, but outperformed like-duration U.S. Treasuries as spreads tightened, ending the year at the lowest level since the global financial crisis began. This positive performance was supported by improving global growth fundamentals and continued easy monetary policy. The high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 7.42% for the period. The sector was one of the best-performing fixed income sectors, benefiting from relatively sound fundamentals and investor demand for higher yielding assets with lower interest rate sensitivity.

■

Emerging markets (“EM”) external debt underperformed U.S. Treasuries during the year and was impacted by the second quarter sell-off. Country-specific stories and the risk-on market sentiment following the Fed tapering announcement supported lower spreads in the fourth quarter, particularly in December. EM local assets particularly underperformed U.S. Treasuries during the period, as weaker EM currencies and increases in local yields weighed on overall returns.

■

Developed market equities posted strong performance in 2013, despite a period marked by considerable volatility and uncertainty around central bank policy. U.S. equities, as measured by the S&P 500 Index, returned 32.39%. Global equities, as represented by the MSCI All Country World Index Net USD and MSCI World Index, returned 22.80% and 26.68%, respectively. Emerging market equities (“EM”), as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.60%. EM equities underperformed developed market equities due to declining earnings growth and rising interest rates in the U.S. which placed pressure on local EM currencies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2014

ANNUAL REPORT	DECEMBER 31, 2013	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Unconstrained Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates ) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk, operational risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

4	PIMCO VARIABLE INSURANCE TRUST

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2013 to December 31, 2013.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2013	5

PIMCO Unconstrained Bond Portfolio

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Allocation Breakdown‡

Short-Term Instruments	36.9%
U.S. Treasury Obligations	18.8%
Corporate Bonds & Notes	13.9%
Asset-Backed Securities	8.9%
Mortgage-Backed Securities	7.8%
U.S. Government Agencies	5.2%
Other	8.5%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	1 Year	Class Inception (04/30/2012)
PIMCO Unconstrained Bond Portfolio Institutional Class	-0.97%	2.68%
3 Month USD LIBOR Index±	0.28%	0.34%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.90% for Institutional Class shares.

± The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/13)	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$988.20	$1,020.67
Expenses Paid During Period†	$4.51	$4.58
Net Annualized Expense Ratio	0.90%	0.90%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Unconstrained Bond Portfolio seeks maximum long-term return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»

A long U.S. duration (or sensitivity to changes in market interest rates) positioning detracted from performance as U.S. Treasury yields increased over the reporting period. Long exposure to U.S. Treasuries was offset by duration-hedging positions, primarily via interest rate swaps, as swap rates also increased.

»	Short eurozone duration positioning added to performance as local swap rates increased over the reporting period.

»	Long Australian duration positioning detracted from performance as local swap rates increased over the reporting period.

»	Long Brazilian duration positioning detracted from performance as local swap rates increased over the reporting period.

»	Exposure to non-Agency mortgages added to performance. The ABX 06-2 Index, which generally tracks the price performance of non-Agency mortgages, increased over the reporting period.

»	Exposure to corporates detracted from performance, driven by buy-protection CDX. Spreads on the Markit CDX North America Investment Grade Index tightened over the reporting period.

»	Modest exposure to municipal bonds detracted from returns as the sector posted negative returns over the reporting period.

»	Short positioning in the Australian dollar and Japanese yen added to performance as these currencies depreciated against the U.S. dollar over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Unconstrained Bond Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2013	04/30/2012-12/31/2012

Institutional Class
Net asset value beginning of year or period	$10.46	$9.98
Net investment income (a)	0.18	0.14
Net realized/unrealized gain (loss)	(0.28)	0.41
Total income (loss) from investment operations	(0.10)	0.55
Dividends from net investment income	(0.07)	(0.07)
Distributions from net realized capital gains	(0.04)	0.00
Total distributions	(0.11)	(0.07)
Net asset value end of year or period	$10.25	$10.46
Total return	(0.97)%	5.55%
Net assets end of year or period (000s)	$866	$27
Ratio of expenses to average net assets	0.90%	0.90	%*
Ratio of expenses to average net assets excluding interest expense	0.90%	0.90	%*
Ratio of net investment income to average net assets	1.77%	2.01	%*
Portfolio turnover rate	928%**	879	%**

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	7

Statement of Assets and Liabilities PIMCO Unconstrained Bond Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2013

Assets:
Investments, at value
Investments in securities*	$295,821
Investments in Affiliates	119,288
Financial Derivative Instruments
Exchange-traded or centrally cleared	405
Over the counter	2,131
Cash	1
Deposits with counterparty	4,735
Foreign currency, at value	1,387
Receivable for investments sold	43,461
Receivable for Portfolio shares sold	114
Interest and dividends receivable	1,320
Dividends receivable from Affiliates	90
468,753

Liabilities:
Financial Derivative Instruments
Exchange-traded or centrally cleared	$308
Over the counter	6,678
Payable for investments purchased	55,136
Payable for investments in Affiliates purchased	90
Deposits from counterparty	460
Payable for Portfolio shares redeemed	57
Accrued investment advisory fees	206
Accrued supervisory and administrative fees	103
Accrued servicing fees	52
Reimbursement to PIMCO	15
63,105

Net Assets	$405,648

Net Assets Consist of:
Paid in capital	$402,859
Undistributed net investment income	619
Accumulated undistributed net realized (loss)	(7,657)
Net unrealized appreciation	9,827
$405,648

Net Assets:
Institutional Class	$866
Administrative Class	404,497
Advisor Class	285

Shares Issued and Outstanding:
Institutional Class	84
Administrative Class	39,481
Advisor Class	28

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.25
Administrative Class	10.25
Advisor Class	10.25

Cost of Investments in Securities	$285,194
Cost of Investments in Affiliates	$119,342
Cost of Foreign Currency Held	$1,385
Cost or Premiums of Financial Derivative Instruments, net	$(2,734)

* Includes repurchase agreements of:	$804

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Unconstrained Bond Portfolio

(Amounts in thousands)	Year Ended December 31, 2013

Investment Income:
Interest	$8,965
Dividends from Investments in Affiliates	127
Total Income	9,092

Expenses:
Investment advisory fees	2,063
Supervisory and administrative fees	1,031
Servicing fees - Administrative Class	515
Trustees’ fees	7
Interest expense	4
Miscellaneous expense	10
Total Expenses	3,630
Waiver and/or Reimbursement by PIMCO	(1)
Net Expenses	3,629

Net Investment Income	5,463

Net Realized Gain (Loss):
Investments in securities	(3,438)
Investments in Affiliates	(17)
Exchange-traded or centrally cleared financial derivative instruments	(4,889)
Over the counter financial derivative instruments	(2,121)
Foreign currency	679
Net Realized (Loss)	(9,786)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(1,424)
Investments in Affiliates	(53)
Exchange-traded or centrally cleared financial derivative instruments	2,418
Over the counter financial derivative instruments	(2,038)
Foreign currency assets and liabilities	9
Net Change in Unrealized (Depreciation)	(1,088)
Net (Loss)	(10,874)

Net (Decrease) in Net Assets Resulting from Operations	$(5,411)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	9

Statements of Changes in Net Assets PIMCO Unconstrained Bond Portfolio

(Amounts in thousands)	Year Ended December 31, 2013	Year Ended December 31, 2012

Increase in Net Assets from:

Operations:
Net investment income	$5,463	$4,127
Net realized (loss)	(9,786)	(2,006)
Net change in unrealized appreciation (depreciation)	(1,088)	14,028
Net increase (decrease) resulting from operations	(5,411)	16,149

Distributions to Shareholders:
From net investment income
Institutional Class	(3)	(0)^
Administrative Class	(1,904)	(2,205)
Advisor Class	(0)^	0
From net realized capital gains
Institutional Class	(3)	0
Administrative Class	(1,483)	0
Advisor Class	(0)^	0

Total Distributions	(3,393)	(2,205)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	146,937	93,317

Total Increase in Net Assets	138,133	107,261

Net Assets:
Beginning of year	267,515	160,254
End of year*	$405,648	$267,515

* Including undistributed net investment income of:	$619	$1,866

**	See note 12 in the Notes to Financial Statements.
^	Amount is less than $500.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Unconstrained Bond Portfolio

December 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 72.9%

BANK LOAN OBLIGATIONS 1.1%
AWAS Finance Luxembourg S.A.
3.500% due 07/16/2018		$2,808	$2,815
DaVita, Inc.
4.000% due 11/01/2019		198	200
Dell, Inc.
3.750% due 10/29/2018		200	201
4.500% due 04/29/2020		400	402
H.J. Heinz Co.
3.500% due 06/05/2020		896	903

Total Bank Loan Obligations (Cost $4,471)			4,521

CORPORATE BONDS & NOTES 14.2%

BANKING & FINANCE 7.8%
Abbey National Treasury Services PLC
3.875% due 11/10/2014		1,300	1,336
AGFC Capital Trust
6.000% due 01/15/2067		100	85
Ally Financial, Inc.
2.750% due 01/30/2017		3,200	3,220
3.500% due 07/18/2016		300	310
4.625% due 06/26/2015		1,300	1,356
American International Group, Inc.
8.250% due 08/15/2018		1,200	1,503
Banco Bradesco S.A.
2.338% due 05/16/2014		300	300
Bank of America Corp.
2.000% due 01/11/2018		1,400	1,398
5.750% due 12/01/2017		3,000	3,416
CIT Group, Inc.
4.750% due 02/15/2015		800	831
Citigroup, Inc.
0.921% due 11/15/2016		500	501
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		188	191
Ford Motor Credit Co. LLC
0.992% due 01/17/2017		4,000	4,019
Goldman Sachs Group, Inc.
5.950% due 01/18/2018		600	682
6.150% due 04/01/2018		200	229
International Lease Finance Corp.
4.875% due 04/01/2015		400	416
5.750% due 05/15/2016		500	537
6.500% due 09/01/2014		800	830
IPIC GMTN Ltd.
3.125% due 11/15/2015		300	312
LBG Capital PLC
7.588% due 05/12/2020	GBP	1,100	1,941
Merrill Lynch & Co., Inc.
6.400% due 08/28/2017		$700	807
6.875% due 04/25/2018		1,400	1,656
Murray Street Investment Trust
4.647% due 03/09/2017		200	215
Prudential Covered Trust
2.997% due 09/30/2015		765	789
QBE Capital Funding Ltd.
7.250% due 05/24/2041		200	207
Royal Bank of Scotland PLC
4.375% due 03/16/2016		400	427
SLM Corp.
0.538% due 01/27/2014		400	400
5.000% due 04/15/2015		500	524
6.250% due 01/25/2016		200	217

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Standard Chartered PLC
3.950% due 01/11/2023	$200	$186
Union Bank N.A.
1.192% due 06/06/2014	1,200	1,204
2.625% due 09/26/2018	300	306
Vnesheconombank Via VEB Finance PLC
6.025% due 07/05/2022	600	615
6.902% due 07/09/2020	600	664

		31,630

INDUSTRIALS 3.7%
ALROSA Finance S.A.
7.750% due 11/03/2020	600	668
America Movil S.A.B. de C.V.
3.125% due 07/16/2022	600	554
Aviation Capital Group Corp.
3.875% due 09/27/2016	400	413
CNPC General Capital Ltd.
1.450% due 04/16/2016	3,000	2,973
Hawk Acquisition Sub, Inc.
4.250% due 10/15/2020	200	194
HCA, Inc.
7.875% due 02/15/2020	500	538
Massachusetts Institute of Technology
5.600% due 07/01/2111	100	114
MGM Resorts International
6.625% due 07/15/2015	1,700	1,832
SABMiller Holdings, Inc.
0.932% due 08/01/2018	3,600	3,622
WMG Acquisition Corp.
6.000% due 01/15/2021	270	282
Wynn Macau Ltd.
5.250% due 10/15/2021	4,000	4,015

		15,205

UTILITIES 2.7%
AES Corp.
7.375% due 07/01/2021	1,100	1,246
NextEra Energy Capital Holdings, Inc.
1.339% due 09/01/2015	3,600	3,625
Novatek OAO via Novatek Finance Ltd.
5.326% due 02/03/2016	800	853
Verizon Communications, Inc.
1.773% due 09/15/2016	2,800	2,887
1.993% due 09/14/2018	900	947
2.500% due 09/15/2016	700	724
3.650% due 09/14/2018	500	530

		10,812

Total Corporate Bonds & Notes (Cost $56,574)		57,647

MUNICIPAL BONDS & NOTES 2.6%

CALIFORNIA 1.0%
California State General Obligation Bonds, (BABs), Series 2010
7.950% due 03/01/2036	2,550	2,950
California State General Obligation Notes, Series 2009
5.450% due 04/01/2015	1,100	1,168

		4,118

MASSACHUSETTS 0.9%
Massachusetts Port Authority Revenue Bonds, Series 2011
6.202% due 07/01/2031	3,900	4,020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 0.1%
New York City, New York General Obligation Bonds, Series 2013
5.000% due 08/01/2024	$100	$113
5.000% due 08/01/2027	100	109

		222

WASHINGTON 0.6%
Energy Northwest, Washington Revenue Bonds, Series 2012
3.403% due 07/01/2025	2,600	2,408

Total Municipal Bonds & Notes (Cost $10,653)		10,768

U.S. GOVERNMENT AGENCIES 5.3%
Fannie Mae
2.500% due 01/01/2043 - 04/01/2043	8,907	8,088
4.000% due 02/01/2044	1,000	1,026
4.500% due 02/01/2044	6,000	6,340
5.000% due 02/01/2044	1,000	1,083
Freddie Mac
1.575% due 10/25/2021 (a)	394	38
4.500% due 03/01/2039 - 01/01/2044	3,771	3,993
5.500% due 06/01/2037 - 08/15/2051	744	818

Total U.S. Government Agencies (Cost $21,606)		21,386

U.S. TREASURY OBLIGATIONS 19.2%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 07/15/2022	914	875
0.125% due 01/15/2023	1,315	1,242
0.375% due 07/15/2023	602	580
0.625% due 07/15/2021	1,140	1,157
1.125% due 01/15/2021	3,737	3,927
2.000% due 01/15/2026	235	261
2.375% due 01/15/2025	124	143
2.375% due 01/15/2027	695	800
U.S. Treasury Notes
0.250% due 12/31/2015	16,200	16,158
0.375% due 02/15/2016	4,100	4,097
0.375% due 03/15/2016	2,000	1,997
0.500% due 12/15/2016	3,900	3,884
0.625% due 05/31/2017 (h)	43,470	42,906

Total U.S. Treasury Obligations (Cost $78,736)		78,027

MORTGAGE-BACKED SECURITIES 8.0%
Banc of America Commercial Mortgage Trust
5.572% due 04/10/2049	104	113
BCAP LLC Trust
5.250% due 06/26/2036	864	792
Bear Stearns Adjustable Rate Mortgage Trust
2.667% due 01/25/2035	52	52
CBA Commercial Small Balance Commercial Mortgage
0.415% due 06/25/2038	4,907	2,902
Countrywide Alternative Loan Trust
6.000% due 02/25/2037 ^	706	531
6.000% due 05/25/2037 ^	576	448
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039	3,715	3,999
First Horizon Alternative Mortgage Securities
2.207% due 06/25/2034	378	368

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	11

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
First Horizon Mortgage Pass-Through Trust
2.399% due 11/25/2037		$4,364	$3,787
Granite Mortgages PLC
0.904% due 09/20/2044	GBP	319	526
HarborView Mortgage Loan Trust
0.576% due 11/19/2034		$106	82
IndyMac Mortgage Loan Trust
0.375% due 04/25/2046		3,645	2,831
2.519% due 10/25/2034		68	66
JPMorgan Alternative Loan Trust
0.315% due 07/25/2036		226	227
JPMorgan Chase Commercial Mortgage Securities Trust
5.257% due 05/15/2047		191	204
5.397% due 05/15/2045		677	740
LB-UBS Commercial Mortgage Trust
5.342% due 09/15/2039		53	58
Morgan Stanley Capital Trust
4.700% due 07/15/2056		93	96
5.665% due 04/15/2049		1,467	1,604
RBSSP Resecuritization Trust
0.415% due 02/26/2037		1,365	1,243
RMAC Securities PLC
0.674% due 06/12/2044	GBP	1,969	3,030
Structured Asset Securities Corp.
5.500% due 09/25/2035		$658	661
Thornburg Mortgage Securities Trust
5.750% due 06/25/2037		720	695
5.800% due 06/25/2037		168	143
Wachovia Bank Commercial Mortgage Trust
0.247% due 06/15/2020		401	397
5.733% due 06/15/2049		3,621	4,002
5.749% due 07/15/2045		517	568
5.924% due 02/15/2051		435	469
WaMu Mortgage Pass-Through Certificates
0.395% due 04/25/2045		148	140
Wells Fargo Mortgage-Backed Securities Trust
2.615% due 01/25/2035		926	920
2.634% due 06/25/2035		632	646

Total Mortgage-Backed Securities (Cost $29,578)			32,340

ASSET-BACKED SECURITIES 9.1%
Access Group, Inc.
1.538% due 10/27/2025		688	695
Asset-Backed Funding Certificates Trust
0.325% due 01/25/2037		4,164	2,384
0.385% due 01/25/2037		2,897	1,673
Avoca CLO PLC
0.591% due 09/15/2021	EUR	1,384	1,874
Bear Stearns Asset-Backed Securities Trust
0.365% due 04/25/2037		$971	851
1.415% due 08/25/2037		272	237
Belle Haven ABS CDO Ltd.
0.602% due 11/03/2044		355	169
0.642% due 11/03/2044		544	258
Berica Asset-Backed Security SRL
0.593% due 12/30/2055	EUR	1,135	1,514

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Chester Asset Receivables Dealings Issuer PLC
0.714% due 04/15/2016	GBP	600	$993
Citigroup Mortgage Loan Trust, Inc.
0.305% due 08/25/2036		$127	95
Countrywide Asset-Backed Certificates
0.295% due 06/25/2047		273	270
0.305% due 08/25/2037		4,000	2,976
0.315% due 04/25/2047		1,799	1,406
0.315% due 06/25/2047		3,500	2,638
0.355% due 06/25/2047		4,000	3,075
0.425% due 05/25/2036		109	109
0.445% due 09/25/2036		4,500	3,596
0.515% due 05/25/2036		400	373
5.103% due 05/25/2035		800	779
5.430% due 07/25/2036		300	209
5.595% due 08/25/2035		600	508
Credit-Based Asset Servicing and Securitization LLC
4.340% due 03/25/2037 ^		3,215	1,786
GSAMP Trust
0.395% due 03/25/2047		2,000	1,087
HSI Asset Securitization Corp. Trust
0.385% due 12/25/2036		831	373
Huntington CDO Ltd.
0.508% due 11/05/2040		607	565
Morgan Stanley ABS Capital, Inc. Trust
0.305% due 11/25/2036		277	166
Morgan Stanley Capital Trust
0.455% due 01/25/2036		500	411
Newcastle CDO Ltd.
0.588% due 12/24/2039		601	582
Securitized Asset-Backed Receivables LLC Trust
0.930% due 02/25/2034		697	645
Sierra Madre Funding Ltd.
0.548% due 09/07/2039		1,439	1,065
0.568% due 09/07/2039		3,321	2,458
SLM Student Loan Trust
2.350% due 04/15/2039		149	149
Structured Asset Investment Loan Trust
0.525% due 10/25/2035		595	575
Triaxx Prime CDO Ltd.
0.430% due 10/02/2039		525	420

Total Asset-Backed Securities (Cost $29,252)			36,964

SOVEREIGN ISSUES 5.0%
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2017	BRL	7,500	2,239
Italy Buoni Poliennali Del Tesoro
3.000% due 06/15/2015	EUR	2,500	3,534
Junta de Castilla y Leon
6.505% due 03/01/2019		300	474
Mexico Government International Bond
6.500% due 06/10/2021	MXN	4,860	384
10.000% due 12/05/2024		8,060	790
New Zealand Government CPI Linked Bond
2.000% due 09/20/2025	NZD	200	154

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Slovenia Government International Bond
4.700% due 11/01/2016	EUR	1,100	$1,571
Spain Government International Bond
3.000% due 04/30/2015		7,800	10,997

Total Sovereign Issues (Cost $20,258)			20,143

		SHARES
PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Ally Financial, Inc.
8.500% due 05/15/2016 (d)		8,600	231

Total Preferred Securities (Cost $230)			231

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 8.3%

REPURCHASE AGREEMENTS (e) 0.2%
			804

MEXICO TREASURY BILLS 8.1%
3.486% due 01/02/2014 - 05/29/2014 (b)	MXN	433,000	32,990

Total Short-Term Instruments (Cost $33,836)			33,794

Total Investments in Securities (Cost $285,194)			295,821

		SHARES
INVESTMENTS IN AFFILIATES 29.4%

SHORT-TERM INSTRUMENTS 29.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 29.4%
PIMCO Short-Term Floating NAV Portfolio		6,720	67
PIMCO Short-Term Floating NAV Portfolio III		11,935,174	119,221

Total Short-Term Instruments (Cost $119,342)			119,288

Total Investments in Affiliates (Cost $119,342)			119,288

Total Investments 102.3% (Cost $404,536)			$415,109

Financial Derivative Instruments (g)(h) (1.1%) (Cost or Premiums, net $(2,734))			(4,450)

Other Assets and Liabilities, net (1.2%)			(5,011)

Net Assets 100.0%			$405,648

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

* A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity, date shown represents next contractual call date.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2013	01/02/2014	$804	Freddie Mac 2.080% due 10/17/2022	$(824)	$804	$804

Total Repurchase Agreements						$(824)	$804	$804

(1)	Includes accrued interest.

As of December 31, 2013, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowing while outstanding during the period ended December 31, 2013 was $5,233 at a weighted average interest rate of (0.208%).

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$804	$0	$0	$0	$804	$(824)	$(20)

Master Securities Forward Transaction Agreement
SAL	0	0	0	0	0	(41)	(41)

Total Borrowings and Other Financing Transactions	$804	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CME 3-Year Mid-Curve on Eurodollar March Futures	$97.375	03/14/2014	199	$(73)	$(100)

Total Written Options				$(73)	$(100)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2014	190	$(32)	$0	$(5)
90-Day Eurodollar December Futures	Long	12/2015	1,537	(395)	0	(77)
90-Day Eurodollar December Futures	Long	12/2016	58	(45)	0	(4)
90-Day Eurodollar June Futures	Long	06/2015	1,445	(395)	0	(54)
90-Day Eurodollar June Futures	Long	06/2016	58	(39)	0	(3)
90-Day Eurodollar March Futures	Long	03/2016	61	(27)	0	(3)
90-Day Eurodollar September Futures	Long	09/2015	226	(72)	0	(11)
90-Day Eurodollar September Futures	Long	09/2016	58	(44)	0	(4)
Euro-OAT France Government Bond March Futures	Short	03/2014	123	321	0	(14)

Total Futures Contracts				$(728)	$0	$(175)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
CDX.HY-19 5-Year Index	(5.000%	)	12/20/2017	$3,300	$(337)	$(257)	$0	$(8)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	13

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.HY-19 5-Year Index	5.000%	12/20/2017	$3,300	$337	$48	$8	$0
CDX.IG-21 5-Year Index	1.000%	12/20/2018	20,300	371	87	13	0

				$708	$135	$21	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month CAD-Bank Bill	2.000%	06/16/2016	CAD	1,800	$15	$21	$1	$0
Pay	3-Month CAD-Bank Bill	3.400%	12/15/2021		200	(3)	(3)	0	0
Pay	3-Month CAD-Bank Bill	3.000%	06/15/2022		200	(7)	(7)	0	0
Pay	3-Month CAD-Bank Bill	2.500%	12/18/2023		5,900	(335)	(318)	0	(1)
Receive	3-Month CAD-Bank Bill	2.480%	12/15/2041		200	9	10	0	0
Receive	3-Month CAD-Bank Bill	2.400%	03/17/2042		200	9	10	0	0
Receive	3-Month CAD-Bank Bill	2.625%	09/16/2043		2,500	458	399	2	0
Receive	3-Month CAD-Bank Bill	3.500%	12/18/2043		2,200	67	29	2	0
Pay	3-Month USD-LIBOR	1.650%	09/09/2018	$	100	0	1	0	0
Pay	3-Month USD-LIBOR	2.000%	12/18/2018		6,400	74	(18)	0	(13)
Receive	3-Month USD-LIBOR	3.000%	12/18/2023		6,600	44	110	37	0
Receive	3-Month USD-LIBOR	3.250%	06/18/2029		8,800	532	397	74	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2033		5,000	753	743	49	0
Receive	3-Month USD-LIBOR	2.950%	07/10/2043		2,000	338	244	24	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		11,900	945	520	152	0
Pay	6-Month AUD-BBR-BBSW	3.500%	03/15/2023	AUD	200	(13)	(8)	0	0
Pay	6-Month AUD-BBR-BBSW	3.750%	03/15/2023		1,000	(49)	(43)	3	0
Pay	6-Month GBP-LIBOR	2.000%	03/19/2019	GBP	3,000	(63)	(72)	9	0
Receive	6-Month GBP-LIBOR	3.500%	03/19/2044		800	(9)	7	0	(11)
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	980,000	(104)	(7)	31	0

						$2,661	$2,015	$384	$(25)

Total Swap Agreements						$3,032	$1,893	$405	$(33)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2013:

Cash of $4,735 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2013. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$405	$405	$ (100)	$ (175)	$ (33)	$ (308)

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2014		BRL	616	$		270	$9	$0
	01/2014		NZD	214			174	0	(2)
	01/2014	$		764		AUD	862	6	0
	01/2014			263		BRL	616	0	(2)
	01/2014			1,249		EUR	922	20	0
	02/2014		AUD	862	$		762	0	(6)
	02/2014		BRL	310			149	19	0
	02/2014	$		149		BRL	310	0	(19)
	05/2014		CNY	33,539	$		5,460	0	(27)

BPS	01/2014		BRL	58			26	1	0
	01/2014		MXN	28,924			2,181	0	(34)
	01/2014	$		25		BRL	58	0	0
	01/2014			8,014		EUR	5,828	4	0
	02/2014		EUR	5,828	$		8,013	0	(4)
	02/2014		JPY	244,600			2,410	86	0
	02/2014		MXN	36,173			2,787	25	0
	02/2014	$		200		BRL	415	0	(26)
	03/2014		MXN	15,218	$		1,176	17	0
	04/2014		CNY	61			10	0	0
	04/2014		MXN	33,609			2,558	4	0
	04/2014	$		30		CNY	184	0	0
	05/2014		MXN	13,866	$		1,051	1	0

BRC	01/2014		AUD	13,565			12,389	279	0
	01/2014	$		5,797		AUD	6,352	0	(127)
	01/2014			6,318		GBP	3,881	108	0
	02/2014		CNY	61	$		10	0	0
	02/2014		GBP	3,881			6,317	0	(109)
	02/2014	$		551		EUR	400	0	(1)
	05/2014		CNY	11,875	$		1,940	0	(3)
	05/2014	$		1,940		CNY	11,875	2	0

CBK	01/2014		HUF	424,143	$		1,920	0	(40)
	01/2014	$		5,797		AUD	6,352	0	(126)
	02/2014		CNY	61	$		10	0	0
	03/2014		MXN	10,177			780	5	0
	03/2014		RUB	6,154			189	4	0
	04/2014	$		1,248		CNY	7,915	47	0

DUB	01/2014		BRL	644	$		277	4	0
	01/2014		HUF	1,988			9	0	0
	01/2014	$		276		BRL	644	0	(3)
	02/2014		JPY	121,800	$		1,185	28	0
	02/2014	$		1,573		EUR	1,143	0	0
	03/2014		MXN	57,488	$		4,314	0	(67)
	03/2014	$		3,610		MXN	46,640	0	(56)
	03/2014			0		RUB	9	0	0
	04/2014		CNY	6,895	$		1,104	0	(24)
	06/2014	$		2,491		CNY	15,275	8	0
	10/2016		JPY	120,988	$		1,710	522	0

FBF	01/2014		BRL	1,912			820	10	0
	01/2014		CNY	7,408			1,209	0	(11)
	01/2014		GBP	3,881			6,285	0	(142)
	01/2014	$		827		BRL	1,912	0	(16)
	01/2014			1,413		HUF	311,591	27	0
	03/2014		MXN	15,218	$		1,177	18	0
	03/2014		RUB	6,155			189	4	0
	04/2014	$		1,221		CNY	7,470	1	0
	05/2014		CNY	215	$		35	0	0
	06/2014			6,746			1,102	0	(1)
	11/2014		BRL	992			420	28	0

GLM	01/2014			408			179	6	0
	01/2014		EUR	196			267	0	(3)
	01/2014		MXN	25,986			1,999	13	0
	01/2014	$		174		BRL	408	0	(1)
	02/2014		BRL	467	$		225	29	0
	02/2014		MXN	35,113			2,673	9	(17)
	02/2014	$		225		BRL	467	0	(29)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	15

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	03/2014		MXN	3,374	$		259	$2	$0
	03/2014	$		380		RUB	12,380	0	(7)
	04/2014		MXN	18,707	$		1,434	11	0

HUS	01/2014		CNY	61			10	0	0
	02/2014	$		2,432		JPY	241,515	0	(138)
	05/2014			4,115		CNY	25,225	12	0
	11/2014		BRL	943	$		400	28	0

JPM	01/2014		EUR	5,467			7,356	0	(165)
	01/2014		MXN	18,138			1,397	10	0
	01/2014	$		230		RUB	7,558	0	0
	02/2014		BRL	415	$		200	26	0
	02/2014		EUR	10,726			14,764	9	0
	02/2014		MXN	5,567			431	6	0
	02/2014	$		20		CNY	123	0	0
	03/2014			190		RUB	6,189	0	(4)
	04/2014		CNY	1,020	$		167	0	0
	04/2014		RUB	7,558			226	0	0
	04/2014	$		225		RUB	7,558	1	0
	11/2014		BRL	1,277	$		540	36	0

MSC	01/2014			3,245			1,382	7	0
	01/2014		MXN	23,387			1,800	13	0
	01/2014	$		1,389		BRL	3,245	0	(14)
	02/2014		BRL	3,095	$		1,314	13	0
	02/2014		MXN	20,896			1,582	0	(14)
	03/2014			77,074			5,797	0	(76)
	04/2014			9,871			755	6	0
	11/2014		BRL	1,559			660	45	0
	11/2014	$		540		BRL	1,278	0	(35)

SOG	01/2014		BRL	417	$		183	6	0
	01/2014	$		178		BRL	417	0	(2)

UAG	01/2014		RUB	7,558	$		229	0	0
	01/2014	$		1,221		CNY	7,470	10	0
	01/2014			520		HUF	114,540	9	0
	03/2014		RUB	6,270	$		193	4	0
	04/2014		CNY	7,592			1,240	0	(2)
	05/2014			13,350			2,182	0	(2)
	05/2014	$		3,576		CNY	21,879	3	0
	06/2014		CNY	8,529	$		1,393	0	(2)
	11/2014	$		1,480		BRL	3,494	0	(101)

WST	01/2014		EUR	1,087	$		1,462	0	(33)

Total Forward Foreign Currency Contracts								$1,601	$(1,491)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.350%	03/03/2014	$	28,800	$(20)	$(2)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.700%	03/03/2014		28,800	(215)	(345)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000%	10/15/2015		4,300	(115)	(126)

BRC	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.795%	01/31/2014	GBP	8,000	(110)	(252)

CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	5.200%	07/29/2016	$	29,700	(369)	(342)

DUB	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.795%	01/31/2014	GBP	4,000	(47)	(126)

FAR	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	03/03/2014	$	14,000	(51)	(61)

GLM	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	03/31/2014		123,200	(132)	(228)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.300%	03/03/2014		18,900	(11)	(1)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.700%	03/03/2014		18,900	(151)	(226)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000%	10/15/2015		4,300	(115)	(126)

JPM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.350%	03/03/2014		80,600	(64)	(4)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.750%	03/03/2014		80,600	(504)	(829)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400%	03/03/2014		17,500	(23)	(2)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.700%	03/03/2014		17,500	(119)	(210)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.530%	02/29/2016		7,800	(96)	(207)

RYL	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		13,900	(264)	(562)

								$(2,406)	$(3,649)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC iTraxx Europe 20 5-Year Index	Buy	0.700%	03/19/2014	EUR	7,200	$(10)	$(19)
	Put - OTC iTraxx Europe 20 5-Year Index	Sell	1.100%	03/19/2014		7,200	(10)	(3)

JPM	Call - OTC CDX.IG-21 5-Year Index	Buy	0.600%	03/19/2014	$	9,700	(5)	(9)
	Put - OTC CDX.IG-21 5-Year Index	Sell	0.900%	03/19/2014		9,700	(11)	(5)
	Put - OTC iTraxx Europe 20 5-Year Index	Sell	1.200%	01/15/2014	EUR	6,300	(16)	0
	Put - OTC iTraxx Europe 20 5-Year Index	Sell	1.300%	02/19/2014		6,300	(19)	0
	Call - OTC iTraxx Europe 20 5-Year Index	Buy	0.700%	03/19/2014		11,500	(14)	(30)
	Put - OTC iTraxx Europe 20 5-Year Index	Sell	1.100%	03/19/2014		11,500	(20)	(5)

MYC	Put - OTC CDX.IG-21 5-Year Index	Sell	1.200%	03/19/2014	$	4,100	(6)	(1)

							$(111)	$(72)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC USD versus JPY	JPY	98.000	02/26/2014	$	4,800	$(23)	$(5)
	Put - OTC USD versus JPY		98.000	03/13/2014		4,800	(27)	(9)

CBK	Put - OTC USD versus JPY		100.000	03/13/2014		4,800	(24)	(17)

							$(74)	$(31)

Total Written Options							$(2,591)	$(3,752)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2013:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at 12/31/2012	0	$77,700	EUR	4,800	GBP	0	$(792)
Sales	439	747,048		95,900		12,000	(3,460)
Closing Buys	(240)	(90,063)		0		0	394
Expirations	0	(131,985)		(50,700)		0	917
Exercised	0	(76,000)		0		0	277

Balance at 12/31/2013	199	$526,700	EUR	50,000	GBP	12,000	$(2,664)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2013 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Brazil Government International Bond	1.000%	12/20/2016	1.335%	$200	$(3)	$1	$0	$(2)
	Indonesia Government International Bond	1.000%	12/20/2018	2.251%	100	(5)	(1)	0	(6)
	Mexico Government International Bond	1.000%	12/20/2018	0.879%	2,200	4	9	13	0
	Safeway, Inc.	1.000%	12/20/2022	2.660%	100	(24)	12	0	(12)

BPS	China Government International Bond	1.000%	12/20/2018	0.753%	200	3	(1)	2	0

BRC	China Government International Bond	1.000%	12/20/2018	0.753%	2,300	38	(10)	28	0
	Indonesia Government International Bond	1.000%	12/20/2018	2.251%	200	(10)	(1)	0	(11)

CBK	Brazil Government International Bond	1.000%	12/20/2016	1.335%	200	(3)	1	0	(2)
	Brazil Government International Bond	1.000%	12/20/2018	1.859%	500	(22)	3	0	(19)
	China Government International Bond	1.000%	12/20/2016	0.391%	100	(5)	7	2	0
	China Government International Bond	1.000%	12/20/2018	0.753%	800	13	(3)	10	0
	Russia Government International Bond	1.000%	12/20/2018	1.597%	200	(5)	0	0	(5)

DUB	Berkshire Hathaway, Inc.	1.000%	09/20/2020	0.931%	400	(5)	7	2	0
	Brazil Government International Bond	1.000%	12/20/2016	1.335%	500	(7)	3	0	(4)
	China Government International Bond	1.000%	12/20/2018	0.753%	200	3	(1)	2	0
	Colombia Government International Bond	1.000%	12/20/2018	1.153%	200	(1)	0	0	(1)
	General Electric Capital Corp.	1.000%	06/20/2014	0.174%	300	2	0	2	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.282%	200	2	0	2	0
	Goldman Sachs Group, Inc.	1.000%	06/20/2014	0.181%	500	2	0	2	0
	Goldman Sachs Group, Inc.	1.000%	09/20/2014	0.182%	500	3	0	3	0
	Mexico Government International Bond	1.000%	12/20/2018	0.879%	700	(1)	5	4	0
	Morgan Stanley	1.000%	06/20/2014	0.363%	200	1	0	1	0

FBF	Brazil Government International Bond	1.000%	12/20/2018	1.859%	600	(28)	4	0	(24)
	Mexico Government International Bond	1.000%	12/20/2018	0.879%	200	1	1	2	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	17

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2013 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
GST	Brazil Government International Bond	1.000%	12/20/2018	1.859%	$100	$(5)	$1	$0	$(4)
	China Government International Bond	1.000%	12/20/2018	0.753%	200	3	(1)	2	0
	Colombia Government International Bond	1.000%	12/20/2018	1.153%	200	(2)	0	0	(2)
	Mexico Government International Bond	1.000%	12/20/2018	0.879%	200	1	0	1	0

HUS	China Government International Bond	1.000%	12/20/2018	0.753%	200	3	(1)	2	0
	Indonesia Government International Bond	1.000%	12/20/2018	2.251%	200	(10)	(1)	0	(11)
	Mexico Government International Bond	1.000%	12/20/2016	0.492%	500	6	1	7	0
	Mexico Government International Bond	1.000%	12/20/2018	0.879%	1,000	1	5	6	0

JPM	China Government International Bond	1.000%	12/20/2018	0.753%	1,200	20	(6)	14	0
	Indonesia Government International Bond	1.000%	12/20/2018	2.251%	100	(5)	(1)	0	(6)
	Mexico Government International Bond	1.000%	12/20/2018	0.879%	500	1	2	3	0

MYC	Brazil Government International Bond	1.000%	12/20/2018	1.859%	300	(13)	2	0	(11)
	China Government International Bond	1.000%	12/20/2018	0.753%	600	11	(3)	8	0
	Colombia Government International Bond	1.000%	12/20/2018	1.153%	500	(4)	1	0	(3)
	Indonesia Government International Bond	1.000%	12/20/2018	2.251%	100	(5)	(1)	0	(6)
	Mexico Government International Bond	1.000%	12/20/2016	0.492%	200	3	1	4	0
	Russia Government International Bond	1.000%	12/20/2018	1.597%	200	(5)	0	0	(5)

						$(47)	$35	$122	$(134)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value (4)
								Asset	Liability
MYC	CMBX.NA.AAA.4 Index	0.350%	02/17/2051	$	99	$(12)	$10	$0	$(2)
	iTraxx Europe 9 10-Year Index 22-100%	0.250%	06/20/2018	EUR	4,500	(164)	165	1	0

						$(176)	$175	$1	$(2)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	8.160%	01/02/2015	BRL	1,600	$0	$(14)	$0	$(14)
	Pay	1-Year BRL-CDI	8.420%	01/02/2017		4,200	7	(144)	0	(137)
	Pay	1-Year BRL-CDI	8.600%	01/02/2017		1,100	(4)	(31)	0	(35)
	Pay	1-Year BRL-CDI	8.860%	01/02/2017		3,900	16	(115)	0	(99)
	Pay	1-Year BRL-CDI	10.460%	01/02/2017		2,300	0	(28)	0	(28)
	Pay	1-Year BRL-CDI	10.910%	01/02/2017		4,100	0	(32)	0	(32)
	Pay	1-Year BRL-CDI	12.255%	01/02/2017		5,700	(4)	9	5	0

BPS	Pay	1-Year BRL-CDI	8.485%	01/02/2017		300	0	(9)	0	(9)

BRC	Pay	1-Year BRL-CDI	9.110%	01/02/2017		100	0	(3)	0	(3)
	Pay	6-Month AUD-BBR-BBSW	4.750%	03/15/2018	AUD	3,800	19	161	180	0

DUB	Pay	1-Year BRL-CDI	7.620%	01/02/2015	BRL	1,300	(2)	(13)	0	(15)
	Pay	1-Year BRL-CDI	8.430%	01/02/2015		1,400	9	(15)	0	(6)
	Pay	1-Year BRL-CDI	8.415%	01/02/2017		8,500	0	(275)	0	(275)
	Pay	1-Year BRL-CDI	8.600%	01/02/2017		4,000	(10)	(115)	0	(125)
	Pay	1-Year BRL-CDI	9.210%	01/02/2017		200	0	(5)	0	(5)

FBF	Pay	1-Year BRL-CDI	8.495%	01/02/2017		2,300	(1)	(73)	0	(74)

GLM	Pay	1-Year BRL-CDI	7.550%	01/02/2015		1,400	(3)	(14)	0	(17)
	Pay	1-Year BRL-CDI	8.150%	01/02/2015		1,500	0	(13)	0	(13)
	Pay	1-Year BRL-CDI	8.720%	01/02/2017		4,500	0	(135)	0	(135)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
HUS	Pay	28-Day MXN-TIIE	7.500%	06/02/2021	MXN	12,200	$39	$28	$67	$0

JPM	Pay	1-Year BRL-CDI	7.890%	01/02/2015	BRL	400	0	(4)	0	(4)
	Pay	1-Year BRL-CDI	9.010%	01/02/2017		4,900	47	(164)	0	(117)

MYC	Pay	1-Year BRL-CDI	9.930%	01/02/2015		3,600	3	34	37	0
	Pay	1-Year BRL-CDI	8.630%	01/02/2017		3,400	0	(110)	0	(110)
	Pay	1-Year BRL-CDI	8.640%	01/02/2017		1,600	12	(58)	0	(46)
	Pay	28-Day MXN-TIIE	7.500%	06/02/2021	MXN	2,800	10	6	16	0

UAG	Pay	1-Year BRL-CDI	9.930%	01/02/2015	BRL	3,000	3	27	30	0
	Pay	6-Month AUD-BBR-BBSW	4.750%	12/15/2017	AUD	1,700	12	60	72	0

							$153	$(1,045)	$407	$(1,299)

Total Swap Agreements							$(70)	$(835)	$530	$(1,435)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2013:

(h)	Securities with an aggregate market value of $3,608 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$54	$0	$18	$72	$(56)	$(473)	$(365)	$(894)	$(822)	$760	$(62)
BPS	138	0	2	140	(64)	(36)	(9)	(109)	31	0	31
BRC	389	0	208	597	(240)	(252)	(14)	(506)	91	(290)	(199)
CBK	56	0	12	68	(166)	(359)	(26)	(551)	(483)	393	(90)
DUB	562	0	18	580	(150)	(126)	(431)	(707)	(127)	0	(127)
FAR	0	0	0	0	0	(61)	0	(61)	(61)	0	(61)
FBF	88	0	2	90	(170)	0	(98)	(268)	(178)	0	(178)
GLM	70	0	0	70	(57)	(581)	(165)	(803)	(733)	609	(124)
GST	0	0	3	3	0	0	(6)	(6)	(3)	0	(3)
HUS	40	0	82	122	(138)	0	(11)	(149)	(27)	0	(27)
JPM	88	0	17	105	(169)	(882)	(127)	(1,178)	(1,073)	1,014	(59)
MSC	84	0	0	84	(139)	0	0	(139)	(55)	0	(55)
MSX	0	0	0	0	0	0	0	0	0	(90)	(90)
MYC	0	0	66	66	0	(420)	(183)	(603)	(537)	274	(263)
RYL	0	0	0	0	0	(562)	0	(562)	(562)	478	(84)
SOG	6	0	0	6	(2)	0	0	(2)	4	0	4
UAG	26	0	102	128	(107)	0	0	(107)	21	0	21
WST	0	0	0	0	(33)	0	0	(33)	(33)	0	(33)

Total Over the Counter	$1,601	$0	$530	$2,131	$(1,491)	$(3,752)	$(1,435)	$(6,678)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk(1) exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$21	$0	$0	$384	$405

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,601	$0	$1,601
Swap Agreements	0	123	0	0	407	530

	$0	$123	$0	$1,601	$407	$2,131

	$0	$144	$0	$1,601	$791	$2,536

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	19

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$100	$100
Futures	0	0	0	0	175	175
Swap Agreements	0	8	0	0	25	33

	$0	$8	$0	$0	$300	$308

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,491	$0	$1,491
Written Options	0	72	0	31	3,649	3,752
Swap Agreements	0	136	0	0	1,299	1,435

	$0	$208	$0	$1,522	$4,948	$6,678

	$0	$216	$0	$1,522	$5,248	$6,986

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(59)	$0	$0	$(59)
Written Options	0	0	20	0	0	20
Futures	0	0	(56)	0	(356)	(412)
Swap Agreements	0	(3,190)	0	0	(1,248)	(4,438)

	$0	$(3,190)	$(95)	$0	$(1,604)	$(4,889)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$600	$0	$600
Purchased Options	0	(188)	0	(437)	(426)	(1,051)
Written Options	0	270	0	140	519	929
Swap Agreements	0	(2,380)	0	0	(219)	(2,599)

	$0	$(2,298)	$0	$303	$(126)	$(2,121)

	$0	$(5,488)	$(95)	$303	$(1,730)	$(7,010)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(27)	$(27)
Futures	0	0	0	0	(712)	(712)
Swap Agreements	0	(4)	0	0	3,161	3,157

	$0	$(4)	$0	$0	$2,422	$2,418

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$492	$0	$492
Purchased Options	0	(54)	0	137	321	404
Written Options	0	50	0	43	(1,457)	(1,364)
Swap Agreements	0	1,167	0	0	(2,737)	(1,570)

	$0	$1,163	$0	$672	$(3,873)	$(2,038)

	$0	$1,159	$0	$672	$(1,451)	$380

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Bank Loan Obligations	$0	$1,706	$2,815	$4,521
Corporate Bonds & Notes
Banking & Finance	0	31,439	191	31,630
Industrials	0	15,205	0	15,205
Utilities	0	10,812	0	10,812
Municipal Bonds & Notes
California	0	4,118	0	4,118
Massachusetts	0	4,020	0	4,020
New York	0	222	0	222
Washington	0	2,408	0	2,408
U.S. Government Agencies	0	20,943	443	21,386
U.S. Treasury Obligations	0	78,027	0	78,027
Mortgage-Backed Securities	0	31,548	792	32,340
Asset-Backed Securities	0	36,964	0	36,964
Sovereign Issues	0	20,143	0	20,143
Preferred Securities
Banking & Finance	231	0	0	231
Short-Term Instruments
Repurchase Agreements	0	804	0	804
Mexico Treasury Bills	0	32,990	0	32,990
	$231	$291,349	$4,241	$295,821

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$119,288	$0	$0	$119,288

Total Investments	$119,519	$291,349	$4,241	$415,109

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	405	0	405
Over the counter	0	2,131	0	2,131
	$0	$2,536	$0	$2,536

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(275)	(33)	0	(308)
Over the counter	0	(6,678)	0	(6,678)
	$(275)	$(6,711)	$0	$(6,986)

Totals	$119,244	$287,174	$4,241	$410,659

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2013:

Category and Subcategory	Beginning Balance at 12/31/2012	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2013 (1)
Investments in Securities, at Value
Bank Loan Obligations	$0	$0	$0	$0	$0	$0	$2,815	$0	$2,815	$0
Corporate Bonds & Notes
Banking & Finance	209	0	(12)	0	0	(6)	0	0	191	(6)
Industrials	2,438	0	(2,350)	(4)	(81)	(3)	0	0	0	0
U.S. Government Agencies	453	0	0	(1)	0	(9)	0	0	443	(9)
Mortgage-Backed Securities	862	0	(99)	2	13	14	0	0	792	17
Asset-Backed Securities	4,522	0	(848)	64	316	316	0	(4,370)	0	0

Totals	$8,484	$0	$(3,309)	$61	$248	$312	$2,815	$(4,370)	$4,241	$2

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$2,815	Indicative Market Quotation	Broker Quote	100.25
Corporate Bonds & Notes
Banking & Finance	191	Third Party Vendor	Broker Quote	101.50
U.S. Government Agencies	443	Benchmark Pricing	Base Price	111.08
Mortgage-Backed Securities	792	Third Party Vendor	Broker Quote	91.69

Total	$4,241

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	21

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Unconstrained Bond Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Advisor and Administrative. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Advisor Class and Administrative Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the

Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid and are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period and are included in net change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the

ANNUAL REPORT	DECEMBER 31, 2013	23

Notes to Financial Statements (Cont.)

value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■	Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments.

Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	DECEMBER 31, 2013	25

Notes to Financial Statements (Cont.)

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding.

Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2013, the Portfolio had no unfunded loan commitments.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other

ANNUAL REPORT	DECEMBER 31, 2013	27

Notes to Financial Statements (Cont.)

series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay

Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2013 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
$8,331	$43,837	$(52,100)	$(2)	$1	$67	$38	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
$0	$146,690	$(27,400)	$(15)	$(54)	$119,221	$89	$0

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be

ANNUAL REPORT	DECEMBER 31, 2013	29

Notes to Financial Statements (Cont.)

purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the

Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

ANNUAL REPORT	DECEMBER 31, 2013	31

Notes to Financial Statements (Cont.)

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2013 for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements. As mentioned earlier in this report, the U.S. is currently experiencing historically low interest rates. This combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, the fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair the performance of the Portfolio.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the

ANNUAL REPORT	DECEMBER 31, 2013	33

Notes to Financial Statements (Cont.)

settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.60%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.30%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Portfolio by waiving a portion of its Supervisory and Administrative Fee or reimbursing the Portfolio, to the extent that they would exceed, due to the payment of organizational expenses and pro rata Trustees’ Fees, the sum of such Portfolio’s Investment Advisory Fee, service fees, Supervisory and Administrative Fees and other expenses borne by the Portfolio not covered by the Supervisory and Administrative Fee as described above (other than organizational expenses and pro rata Trustees’ Fees), plus 0.49 basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of December 31, 2013, the remaining recoverable amount to PIMCO was $14,222.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2013, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$2,746,109	$2,817,441	$102,506	$50,538

ANNUAL REPORT	DECEMBER 31, 2013	35

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2013		Year Ended 12/31/2012
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	86	$913	3	$26
Administrative Class	17,798	186,456	13,049	132,143
Advisor Class	29	297	0	0
Issued as reinvestment of distributions
Institutional Class	1	6	0	0
Administrative Class	326	3,387	217	2,197
Advisor Class	0	0	0	0
Cost of shares redeemed
Institutional Class	(6)	(65)	0	0
Administrative Class	(4,207)	(44,046)	(4,037)	(41,049)
Advisor Class	(1)	(11)	0	0
Net increase resulting from Portfolio share transactions	14,026	$146,937	9,232	$93,317

As of December 31, 2013, three shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 83% of the Portfolio. One shareholder is a related party to the Portfolio and comprises 52% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2013, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2011-2012, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2013, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$1,847	$—	$10,476	$(1,281)	$(8,254)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through December 31, 2013 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2013 through December 31, 2013, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

As of December 31, 2013, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$—	$—	$—	$—

Under the recently enacted Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2013, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$4,073	$4,180

As of December 31, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$404,552	$12,405	$(1,848)	$10,557

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and sale/buyback transactions.

For the fiscal years ended December 31, 2013 and December 31, 2012, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2013	$3,393	$—	$—
12/31/2012	$2,205	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2013	37

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Institutional Class Shareholders of PIMCO Unconstrained Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Institutional Class present fairly, in all material respects, the financial position of PIMCO Unconstrained Bond Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2014

38	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford
BPS	BNP Paribas S.A.	JPM	JPMorgan Chase Bank N.A.	UBS	UBS Securities LLC
BRC	Barclays Bank PLC	MSC	Morgan Stanley & Co., Inc.	WST	Westpac Banking Corp.
CBK	Citibank N.A.	MYC	Morgan Stanley Capital Services, Inc.
DUB	Deutsche Bank AG	RYL	Royal Bank of Scotland Group PLC
FBF	Credit Suisse International	SAL	Citigroup Global Markets, Inc.
GLM	Goldman Sachs Bank USA	SOG	Societe Generale
GST	Goldman Sachs International	SSB	State Street Bank and Trust Co.

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	MXN	Mexican Peso
BRL	Brazilian Real	GBP	British Pound	NZD	New Zealand Dollar
CAD	Canadian Dollar	HUF	Hungarian Forint	RUB	Russian Ruble
CNY	Chinese Renminbi	JPY	Japanese Yen	USD (or $)	United States Dollar

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Index Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	CDX.IG	Credit Derivatives Index - Investment Grade	CMBX	Commercial Mortgage-Backed Index

Other Abbreviations:
ABS	Asset-Backed Security	BBSW	Bank Bill Swap Reference Rate	CLO	Collateralized Loan Obligation
BABs	Build America Bonds	CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate
BBR	Bank Bill Rate	CDO	Collateralized Debt Obligation	TIIE	Tasa de Interés Interbancaria de Equilibrio

ANNUAL REPORT	DECEMBER 31, 2013	39

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

40	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	172	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2013	41

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian* (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Vice President	11/2013 to Present Treasurer 08/1997 to 11/2013	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

* Effective February 3, 2014, Dr. El-Erian no longer serves as a Senior Vice President of the Trust.

42	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2013	43

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 12-13, 2013, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2014. The Board also considered and approved for an additional one-year term through August 31, 2014, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2014.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreement are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust and the independent Trustees.

The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 12-13, 2013 meeting. The independent Trustees also met with counsel to the Trust and the independent Trustees on August 2, 2013 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2012, including, but not limited to, undertaking significant technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2013. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2013 and other performance data, as available, for the periods ended June 30, 2013 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2013 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 12-13, 2013 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2013.

ANNUAL REPORT	DECEMBER 31, 2013	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Board noted that, for periods ending May 31, 2013, the Administrative Class of 71%, 92% and 100% of the Portfolios outperformed their Lipper category median in the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 86% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2013 (based on the performance of the Administrative Class). The Board also noted that ten of 13 Portfolios, representing 93% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2013, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $23 billion as of May 31, 2013.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expense ratios in their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the size of the assets under management with PIMCO, the manner in which similar portfolios may be managed, different requirements with

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to

ANNUAL REPORT	DECEMBER 31, 2013	47

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively; had been reduced for some Portfolios over time; had been held steady for most Portfolios as assets grew, or declined in the case of some Portfolios; and continued to be competitive compared with peers. The Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. The Trustees noted that the benefits of the unified fee were apparent during the recent financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC supported the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and in return for the fees paid to RALLC by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

48	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT77AR_123113

Your Global Investment Authority

PIMCO Variable Insurance Trust

Annual Report

December 31, 2013

PIMCO Unconstrained Bond Portfolio

Share Class

■	Advisor

Page

Chairman’s Letter	2
Important Information About the Portfolio	4
Portfolio Summary	6
Financial Highlights	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Schedule of Investments	11
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	38
Glossary	39
Federal Income Tax Information	40
Management of the Trust	41
Privacy Policy	43
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement	44

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

We are pleased to provide you with the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2013. On the following pages please find specific details as to the Portfolio’s investment performance and a discussion of the factors that affected performance.

The past twelve months were marked by ongoing periods of heightened bond market volatility brought on by uncertainty around central bank monetary and fiscal policy, geopolitical concerns, and a slower than hoped for rebound in the global economy. Following a particularly bumpy third quarter, however, all financial markets completed the year along a relatively smoother path. Federal Reserve (“Fed”) Chairman Ben Bernanke laid the groundwork in September, when he clarified the Fed’s commitment to maintain its quantitative easing (“QE”) bond purchase program of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero-bound range. The nomination of Janet Yellen to the Chairmanship further helped to reassure investors that the Fed would be committed to the continuation of their accommodative policies.

As investors were made particularly aware, beginning in mid-May conditions in financial markets deteriorated rapidly as markets reacted to signals by the Fed that it might begin to slow the pace of its asset purchases. This shift in tone fueled a broad-based sell-off within fixed income assets throughout the summer, undermining market liquidity and sending yields higher across the risk spectrum.

By mid-September, however, the Fed announced its intent to delay any tapering until more convincing indicators of economic growth become apparent and the U.S. job market improves. The “no taper” announcement surprised most investors, resulting in a decline in bond yields (with prices therefore higher) and a rally across most equity markets. The Fed also maintained the Federal Funds Rate within a narrow range of zero to 25 basis points. Into October, investors were once again kept on edge by the uncertain fiscal policy and political landscape—namely the partial shutdown of the U.S. government that began during the first week of October, the ongoing debt ceiling negotiations between the White House and Congress, and confirmation proceedings for the next Fed Chairman. Investors were relieved by the last-minute deal announced on October 17 that reached an agreement to reopen the U.S. government and raise the debt ceiling.

In November, relative calm prevailed across most fixed income markets, and equity markets continued to rally. The European Central Bank (“ECB”) reduced their main policy rate (or the interest rate at which it lends money to banks) by 25 basis points to 0.25%, likely due to their concern over lower than expected inflation and a weak global growth outlook. The Bank of England (“BOE”) unanimously voted to leave its main policy rate unchanged amid a pickup in economic growth and expectations that this would lead to an eventual decline in the U.K. unemployment rate.

Towards the latter part of December, the Fed announced that beginning in January 2014 it intends to gradually exit its bond-buying program, by reducing it from $85 billion to $75 billion spread equally across mortgage and U.S. Treasury purchases. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee (“FOMC”) provided even greater assurances that the policy rate would remain near a zero-bound range until signs of sustainable growth are more broadly evident in the U.S. economy. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

Highlights of the financial markets during our twelve-month fiscal reporting period include:

■

U.S. Treasuries underperformed most other developed sovereign bond markets on a hedged basis as investors reacted to the various Fed announcements regarding the tapering of their QE bond purchase program. In particular, U.S. Treasury yields rose to their highest level in late December as investors reacted to the Fed’s announcement that it would begin the reduction of its asset purchases starting in January 2014. This decision was made on the back of improving economic data, which included a lower unemployment rate, respectable monthly job reports, and improving housing fundamentals. The benchmark ten-year U.S. Treasury note yielded 3.03% at the end of the reporting period, as compared to 1.76% on December 31, 2012. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, declined 2.02% for the period.

2	PIMCO VARIABLE INSURANCE TRUST

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 8.61% over the period, underperforming nominal U.S. Treasuries. U.S. TIPS sold off, particularly during the second quarter of the reporting period, as the market began to price in the inevitable Fed tapering decision, which was officially announced in December. The decision by the Fed to initiate the tapering of asset purchases was validated via stronger jobs and GDP data, with continual weaker inflation data adding further pressure to U.S. TIPS valuations towards the latter part of the period. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 9.52% over the period.

■

Agency mortgage-backed securities (“MBS”) outperformed like-duration U.S. Treasuries even with the Fed’s announcement that it would begin to reduce its asset purchases in January 2014. The announcement, however, did lead to differentiated performance among coupons, with lower coupons underperforming, as these bonds have been the largest beneficiaries of Fed purchases. Prices for non-Agency mortgages rose on limited outstanding supply, improving risk appetite and ongoing signs of recovery in the housing sector. Commercial MBS also outperformed amid strong investor demand and a continued rebound in property valuations.

■

The U.S. investment grade credit market, as measured by the Barclays U.S. Credit Index, declined 2.01% for the period, but outperformed like-duration U.S. Treasuries as spreads tightened, ending the year at the lowest level since the global financial crisis began. This positive performance was supported by improving global growth fundamentals and continued easy monetary policy. The high yield sector, as measured by the BofA Merrill Lynch U.S. High Yield Index, returned 7.42% for the period. The sector was one of the best-performing fixed income sectors, benefiting from relatively sound fundamentals and investor demand for higher yielding assets with lower interest rate sensitivity.

■

Emerging markets (“EM”) external debt underperformed U.S. Treasuries during the year and was impacted by the second quarter sell-off. Country-specific stories and the risk-on market sentiment following the Fed tapering announcement supported lower spreads in the fourth quarter, particularly in December. EM local assets particularly underperformed U.S. Treasuries during the period, as weaker EM currencies and increases in local yields weighed on overall returns.

■

Developed market equities posted strong performance in 2013, despite a period marked by considerable volatility and uncertainty around central bank policy. U.S. equities, as measured by the S&P 500 Index, returned 32.39%. Global equities, as represented by the MSCI All Country World Index Net USD and MSCI World Index, returned 22.80% and 26.68%, respectively. Emerging market equities (“EM”), as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.60%. EM equities underperformed developed market equities due to declining earnings growth and rising interest rates in the U.S. which placed pressure on local EM currencies.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your investment needs.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO Variable Insurance Trust January 24, 2014

ANNUAL REPORT	DECEMBER 31, 2013	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of twenty separate investment portfolios, including the PIMCO Unconstrained Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates ) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk, operational risk and short sale risk. A complete description of these risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested.

4	PIMCO VARIABLE INSURANCE TRUST

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Variable Insurance Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Administrative and Advisor Class only); and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from July 1, 2013 to December 31, 2013.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

ANNUAL REPORT	DECEMBER 31, 2013	5

PIMCO Unconstrained Bond Portfolio

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Allocation Breakdown‡

Short-Term Instruments	36.9%
U.S. Treasury Obligations	18.8%
Corporate Bonds & Notes	13.9%
Asset-Backed Securities	8.9%
Mortgage-Backed Securities	7.8%
U.S. Government Agencies	5.2%
Other	8.5%
‡	% of Total Investments as of 12/31/13

Cumulative Total Return for the period ended December 31, 2013
Class Inception (04/30/2013)
PIMCO Unconstrained Bond Portfolio Advisor Class	-3.02%
3 Month USD LIBOR Index±	0.18%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.15% for Advisor Class shares.

± The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/13)	$1,000.00	$1,000.00
Ending Account Value (12/31/13)	$986.90	$1,019.56
Expenses Paid During Period†	$5.61	$5.70
Net Annualized Expense Ratio††	1.12%	1.12%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 8 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Unconstrained Bond Portfolio seeks maximum long-term return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

»

A long U.S. duration (or sensitivity to changes in market interest rates) positioning detracted from performance as U.S. Treasury yields increased over the reporting period. Long exposure to U.S. Treasuries was offset by duration-hedging positions, primarily via interest rate swaps, as swap rates also increased.

»	Short eurozone duration positioning added to performance as local swap rates increased over the reporting period.

»	Long Australian duration positioning detracted from performance as local swap rates increased over the reporting period.

»	Long Brazilian duration positioning detracted from performance as local swap rates increased over the reporting period.

»	Exposure to non-Agency mortgages added to performance. The ABX 06-2 Index, which generally tracks the price performance of non-Agency mortgages, increased over the reporting period.

»	Exposure to corporates detracted from performance, driven by buy-protection CDX. Spreads on the Markit CDX North America Investment Grade Index tightened over the reporting period.

»	Modest exposure to municipal bonds detracted from returns as the sector posted negative returns over the reporting period.

»	Short positioning in the Australian dollar and Japanese yen added to performance as these currencies depreciated against the U.S. dollar over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Financial Highlights PIMCO Unconstrained Bond Portfolio

Selected Per Share Data for the Period Ended:	04/30/2013-12/31/2013

Advisor Class
Net asset value beginning of period (000s)	$10.64
Net investment income (a)	0.14
Net realized/unrealized (loss)	(0.46)
Total (loss) from investment operations	(0.32)
Dividends from net investment income	(0.03)
Distributions from net realized capital gains	(0.04)
Total distributions	(0.07)
Net asset value end of period	$10.25
Total return	(3.02)%
Net assets end of period (000s)	$285
Ratio of expenses to average net assets	1.12	%*
Ratio of expenses to average net assets excluding waivers	1.15	%*
Ratio of expenses to average net assets excluding interest expense	1.12	%*
Ratio of expenses to average net assets excluding interest expense and waivers	1.15	%*
Ratio of net investment income to average net assets	2.04	%*
Portfolio turnover rate	928	%**

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the period.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	7

Statement of Assets and Liabilities PIMCO Unconstrained Bond Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2013

Assets:
Investments, at value
Investments in securities*	$295,821
Investments in Affiliates	119,288
Financial Derivative Instruments
Exchange-traded or centrally cleared	405
Over the counter	2,131
Cash	1
Deposits with counterparty	4,735
Foreign currency, at value	1,387
Receivable for investments sold	43,461
Receivable for Portfolio shares sold	114
Interest and dividends receivable	1,320
Dividends receivable from Affiliates	90
468,753

Liabilities:
Financial Derivative Instruments
Exchange-traded or centrally cleared	$308
Over the counter	6,678
Payable for investments purchased	55,136
Payable for investments in Affiliates purchased	90
Deposits from counterparty	460
Payable for Portfolio shares redeemed	57
Accrued investment advisory fees	206
Accrued supervisory and administrative fees	103
Accrued servicing fees	52
Reimbursement to PIMCO	15
63,105

Net Assets	$405,648

Net Assets Consist of:
Paid in capital	$402,859
Undistributed net investment income	619
Accumulated undistributed net realized (loss)	(7,657)
Net unrealized appreciation	9,827
$405,648

Net Assets:
Institutional Class	$866
Administrative Class	404,497
Advisor Class	285

Shares Issued and Outstanding:
Institutional Class	84
Administrative Class	39,481
Advisor Class	28

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.25
Administrative Class	10.25
Advisor Class	10.25

Cost of Investments in Securities	$285,194
Cost of Investments in Affiliates	$119,342
Cost of Foreign Currency Held	$1,385
Cost or Premiums of Financial Derivative Instruments, net	$(2,734)

* Includes repurchase agreements of:	$804

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Unconstrained Bond Portfolio

(Amounts in thousands)	Year Ended December 31, 2013

Investment Income:
Interest	$8,965
Dividends from Investments in Affiliates	127
Total Income	9,092

Expenses:
Investment advisory fees	2,063
Supervisory and administrative fees	1,031
Servicing fees - Administrative Class	515
Trustees’ fees	7
Interest expense	4
Miscellaneous expense	10
Total Expenses	3,630
Waiver and/or Reimbursement by PIMCO	(1)
Net Expenses	3,629

Net Investment Income	5,463

Net Realized Gain (Loss):
Investments in securities	(3,438)
Investments in Affiliates	(17)
Exchange-traded or centrally cleared financial derivative instruments	(4,889)
Over the counter financial derivative instruments	(2,121)
Foreign currency	679
Net Realized (Loss)	(9,786)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(1,424)
Investments in Affiliates	(53)
Exchange-traded or centrally cleared financial derivative instruments	2,418
Over the counter financial derivative instruments	(2,038)
Foreign currency assets and liabilities	9
Net Change in Unrealized (Depreciation)	(1,088)
Net (Loss)	(10,874)

Net (Decrease) in Net Assets Resulting from Operations	$(5,411)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	9

Statements of Changes in Net Assets PIMCO Unconstrained Bond Portfolio

(Amounts in thousands)	Year Ended December 31, 2013	Year Ended December 31, 2012

Increase in Net Assets from:

Operations:
Net investment income	$5,463	$4,127
Net realized (loss)	(9,786)	(2,006)
Net change in unrealized appreciation (depreciation)	(1,088)	14,028
Net increase (decrease) resulting from operations	(5,411)	16,149

Distributions to Shareholders:
From net investment income
Institutional Class	(3)	(0)^
Administrative Class	(1,904)	(2,205)
Advisor Class	(0)^	0
From net realized capital gains
Institutional Class	(3)	0
Administrative Class	(1,483)	0
Advisor Class	(0)^	0

Total Distributions	(3,393)	(2,205)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	146,937	93,317

Total Increase in Net Assets	138,133	107,261

Net Assets:
Beginning of year	267,515	160,254
End of year*	$405,648	$267,515

* Including undistributed net investment income of:	$619	$1,866

**	See note 12 in the Notes to Financial Statements.
^	Amount is less than $500.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Unconstrained Bond Portfolio

December 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 72.9%

BANK LOAN OBLIGATIONS 1.1%
AWAS Finance Luxembourg S.A.
3.500% due 07/16/2018		$2,808	$2,815
DaVita, Inc.
4.000% due 11/01/2019		198	200
Dell, Inc.
3.750% due 10/29/2018		200	201
4.500% due 04/29/2020		400	402
H.J. Heinz Co.
3.500% due 06/05/2020		896	903

Total Bank Loan Obligations (Cost $4,471)			4,521

CORPORATE BONDS & NOTES 14.2%

BANKING & FINANCE 7.8%
Abbey National Treasury Services PLC
3.875% due 11/10/2014		1,300	1,336
AGFC Capital Trust
6.000% due 01/15/2067		100	85
Ally Financial, Inc.
2.750% due 01/30/2017		3,200	3,220
3.500% due 07/18/2016		300	310
4.625% due 06/26/2015		1,300	1,356
American International Group, Inc.
8.250% due 08/15/2018		1,200	1,503
Banco Bradesco S.A.
2.338% due 05/16/2014		300	300
Bank of America Corp.
2.000% due 01/11/2018		1,400	1,398
5.750% due 12/01/2017		3,000	3,416
CIT Group, Inc.
4.750% due 02/15/2015		800	831
Citigroup, Inc.
0.921% due 11/15/2016		500	501
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		188	191
Ford Motor Credit Co. LLC
0.992% due 01/17/2017		4,000	4,019
Goldman Sachs Group, Inc.
5.950% due 01/18/2018		600	682
6.150% due 04/01/2018		200	229
International Lease Finance Corp.
4.875% due 04/01/2015		400	416
5.750% due 05/15/2016		500	537
6.500% due 09/01/2014		800	830
IPIC GMTN Ltd.
3.125% due 11/15/2015		300	312
LBG Capital PLC
7.588% due 05/12/2020	GBP	1,100	1,941
Merrill Lynch & Co., Inc.
6.400% due 08/28/2017		$700	807
6.875% due 04/25/2018		1,400	1,656
Murray Street Investment Trust
4.647% due 03/09/2017		200	215
Prudential Covered Trust
2.997% due 09/30/2015		765	789
QBE Capital Funding Ltd.
7.250% due 05/24/2041		200	207
Royal Bank of Scotland PLC
4.375% due 03/16/2016		400	427
SLM Corp.
0.538% due 01/27/2014		400	400
5.000% due 04/15/2015		500	524
6.250% due 01/25/2016		200	217

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Standard Chartered PLC
3.950% due 01/11/2023	$200	$186
Union Bank N.A.
1.192% due 06/06/2014	1,200	1,204
2.625% due 09/26/2018	300	306
Vnesheconombank Via VEB Finance PLC
6.025% due 07/05/2022	600	615
6.902% due 07/09/2020	600	664

		31,630

INDUSTRIALS 3.7%
ALROSA Finance S.A.
7.750% due 11/03/2020	600	668
America Movil S.A.B. de C.V.
3.125% due 07/16/2022	600	554
Aviation Capital Group Corp.
3.875% due 09/27/2016	400	413
CNPC General Capital Ltd.
1.450% due 04/16/2016	3,000	2,973
Hawk Acquisition Sub, Inc.
4.250% due 10/15/2020	200	194
HCA, Inc.
7.875% due 02/15/2020	500	538
Massachusetts Institute of Technology
5.600% due 07/01/2111	100	114
MGM Resorts International
6.625% due 07/15/2015	1,700	1,832
SABMiller Holdings, Inc.
0.932% due 08/01/2018	3,600	3,622
WMG Acquisition Corp.
6.000% due 01/15/2021	270	282
Wynn Macau Ltd.
5.250% due 10/15/2021	4,000	4,015

		15,205

UTILITIES 2.7%
AES Corp.
7.375% due 07/01/2021	1,100	1,246
NextEra Energy Capital Holdings, Inc.
1.339% due 09/01/2015	3,600	3,625
Novatek OAO via Novatek Finance Ltd.
5.326% due 02/03/2016	800	853
Verizon Communications, Inc.
1.773% due 09/15/2016	2,800	2,887
1.993% due 09/14/2018	900	947
2.500% due 09/15/2016	700	724
3.650% due 09/14/2018	500	530

		10,812

Total Corporate Bonds & Notes (Cost $56,574)		57,647

MUNICIPAL BONDS & NOTES 2.6%

CALIFORNIA 1.0%
California State General Obligation Bonds, (BABs), Series 2010
7.950% due 03/01/2036	2,550	2,950
California State General Obligation Notes, Series 2009
5.450% due 04/01/2015	1,100	1,168

		4,118

MASSACHUSETTS 0.9%
Massachusetts Port Authority Revenue Bonds, Series 2011
6.202% due 07/01/2031	3,900	4,020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 0.1%
New York City, New York General Obligation Bonds, Series 2013
5.000% due 08/01/2024	$100	$113
5.000% due 08/01/2027	100	109

		222

WASHINGTON 0.6%
Energy Northwest, Washington Revenue Bonds, Series 2012
3.403% due 07/01/2025	2,600	2,408

Total Municipal Bonds & Notes (Cost $10,653)		10,768

U.S. GOVERNMENT AGENCIES 5.3%
Fannie Mae
2.500% due 01/01/2043 - 04/01/2043	8,907	8,088
4.000% due 02/01/2044	1,000	1,026
4.500% due 02/01/2044	6,000	6,340
5.000% due 02/01/2044	1,000	1,083
Freddie Mac
1.575% due 10/25/2021 (a)	394	38
4.500% due 03/01/2039 - 01/01/2044	3,771	3,993
5.500% due 06/01/2037 - 08/15/2051	744	818

Total U.S. Government Agencies (Cost $21,606)		21,386

U.S. TREASURY OBLIGATIONS 19.2%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 07/15/2022	914	875
0.125% due 01/15/2023	1,315	1,242
0.375% due 07/15/2023	602	580
0.625% due 07/15/2021	1,140	1,157
1.125% due 01/15/2021	3,737	3,927
2.000% due 01/15/2026	235	261
2.375% due 01/15/2025	124	143
2.375% due 01/15/2027	695	800
U.S. Treasury Notes
0.250% due 12/31/2015	16,200	16,158
0.375% due 02/15/2016	4,100	4,097
0.375% due 03/15/2016	2,000	1,997
0.500% due 12/15/2016	3,900	3,884
0.625% due 05/31/2017 (h)	43,470	42,906

Total U.S. Treasury Obligations (Cost $78,736)		78,027

MORTGAGE-BACKED SECURITIES 8.0%
Banc of America Commercial Mortgage Trust
5.572% due 04/10/2049	104	113
BCAP LLC Trust
5.250% due 06/26/2036	864	792
Bear Stearns Adjustable Rate Mortgage Trust
2.667% due 01/25/2035	52	52
CBA Commercial Small Balance Commercial Mortgage
0.415% due 06/25/2038	4,907	2,902
Countrywide Alternative Loan Trust
6.000% due 02/25/2037 ^	706	531
6.000% due 05/25/2037 ^	576	448
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039	3,715	3,999
First Horizon Alternative Mortgage Securities
2.207% due 06/25/2034	378	368

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	11

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
First Horizon Mortgage Pass-Through Trust
2.399% due 11/25/2037		$4,364	$3,787
Granite Mortgages PLC
0.904% due 09/20/2044	GBP	319	526
HarborView Mortgage Loan Trust
0.576% due 11/19/2034		$106	82
IndyMac Mortgage Loan Trust
0.375% due 04/25/2046		3,645	2,831
2.519% due 10/25/2034		68	66
JPMorgan Alternative Loan Trust
0.315% due 07/25/2036		226	227
JPMorgan Chase Commercial Mortgage Securities Trust
5.257% due 05/15/2047		191	204
5.397% due 05/15/2045		677	740
LB-UBS Commercial Mortgage Trust
5.342% due 09/15/2039		53	58
Morgan Stanley Capital Trust
4.700% due 07/15/2056		93	96
5.665% due 04/15/2049		1,467	1,604
RBSSP Resecuritization Trust
0.415% due 02/26/2037		1,365	1,243
RMAC Securities PLC
0.674% due 06/12/2044	GBP	1,969	3,030
Structured Asset Securities Corp.
5.500% due 09/25/2035		$658	661
Thornburg Mortgage Securities Trust
5.750% due 06/25/2037		720	695
5.800% due 06/25/2037		168	143
Wachovia Bank Commercial Mortgage Trust
0.247% due 06/15/2020		401	397
5.733% due 06/15/2049		3,621	4,002
5.749% due 07/15/2045		517	568
5.924% due 02/15/2051		435	469
WaMu Mortgage Pass-Through Certificates
0.395% due 04/25/2045		148	140
Wells Fargo Mortgage-Backed Securities Trust
2.615% due 01/25/2035		926	920
2.634% due 06/25/2035		632	646

Total Mortgage-Backed Securities (Cost $29,578)			32,340

ASSET-BACKED SECURITIES 9.1%
Access Group, Inc.
1.538% due 10/27/2025		688	695
Asset-Backed Funding Certificates Trust
0.325% due 01/25/2037		4,164	2,384
0.385% due 01/25/2037		2,897	1,673
Avoca CLO PLC
0.591% due 09/15/2021	EUR	1,384	1,874
Bear Stearns Asset-Backed Securities Trust
0.365% due 04/25/2037		$971	851
1.415% due 08/25/2037		272	237
Belle Haven ABS CDO Ltd.
0.602% due 11/03/2044		355	169
0.642% due 11/03/2044		544	258
Berica Asset-Backed Security SRL
0.593% due 12/30/2055	EUR	1,135	1,514

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Chester Asset Receivables Dealings Issuer PLC
0.714% due 04/15/2016	GBP	600	$993
Citigroup Mortgage Loan Trust, Inc.
0.305% due 08/25/2036		$127	95
Countrywide Asset-Backed Certificates
0.295% due 06/25/2047		273	270
0.305% due 08/25/2037		4,000	2,976
0.315% due 04/25/2047		1,799	1,406
0.315% due 06/25/2047		3,500	2,638
0.355% due 06/25/2047		4,000	3,075
0.425% due 05/25/2036		109	109
0.445% due 09/25/2036		4,500	3,596
0.515% due 05/25/2036		400	373
5.103% due 05/25/2035		800	779
5.430% due 07/25/2036		300	209
5.595% due 08/25/2035		600	508
Credit-Based Asset Servicing and Securitization LLC
4.340% due 03/25/2037 ^		3,215	1,786
GSAMP Trust
0.395% due 03/25/2047		2,000	1,087
HSI Asset Securitization Corp. Trust
0.385% due 12/25/2036		831	373
Huntington CDO Ltd.
0.508% due 11/05/2040		607	565
Morgan Stanley ABS Capital, Inc. Trust
0.305% due 11/25/2036		277	166
Morgan Stanley Capital Trust
0.455% due 01/25/2036		500	411
Newcastle CDO Ltd.
0.588% due 12/24/2039		601	582
Securitized Asset-Backed Receivables LLC Trust
0.930% due 02/25/2034		697	645
Sierra Madre Funding Ltd.
0.548% due 09/07/2039		1,439	1,065
0.568% due 09/07/2039		3,321	2,458
SLM Student Loan Trust
2.350% due 04/15/2039		149	149
Structured Asset Investment Loan Trust
0.525% due 10/25/2035		595	575
Triaxx Prime CDO Ltd.
0.430% due 10/02/2039		525	420

Total Asset-Backed Securities (Cost $29,252)			36,964

SOVEREIGN ISSUES 5.0%
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2017	BRL	7,500	2,239
Italy Buoni Poliennali Del Tesoro
3.000% due 06/15/2015	EUR	2,500	3,534
Junta de Castilla y Leon
6.505% due 03/01/2019		300	474
Mexico Government International Bond
6.500% due 06/10/2021	MXN	4,860	384
10.000% due 12/05/2024		8,060	790
New Zealand Government CPI Linked Bond
2.000% due 09/20/2025	NZD	200	154

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Slovenia Government International Bond
4.700% due 11/01/2016	EUR	1,100	$1,571
Spain Government International Bond
3.000% due 04/30/2015		7,800	10,997

Total Sovereign Issues (Cost $20,258)			20,143

		SHARES
PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Ally Financial, Inc.
8.500% due 05/15/2016 (d)		8,600	231

Total Preferred Securities (Cost $230)			231

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 8.3%

REPURCHASE AGREEMENTS (e) 0.2%
			804

MEXICO TREASURY BILLS 8.1%
3.486% due 01/02/2014 - 05/29/2014 (b)	MXN	433,000	32,990

Total Short-Term Instruments (Cost $33,836)			33,794

Total Investments in Securities (Cost $285,194)			295,821

		SHARES
INVESTMENTS IN AFFILIATES 29.4%

SHORT-TERM INSTRUMENTS 29.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 29.4%
PIMCO Short-Term Floating NAV Portfolio		6,720	67
PIMCO Short-Term Floating NAV Portfolio III		11,935,174	119,221

Total Short-Term Instruments (Cost $119,342)			119,288

Total Investments in Affiliates (Cost $119,342)			119,288

Total Investments 102.3% (Cost $404,536)			$415,109

Financial Derivative Instruments (g)(h) (1.1%) (Cost or Premiums, net $(2,734))			(4,450)

Other Assets and Liabilities, net (1.2%)			(5,011)

Net Assets 100.0%			$405,648

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

* A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity, date shown represents next contractual call date.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2013	01/02/2014	$804	Freddie Mac 2.080% due 10/17/2022	$(824)	$804	$804

Total Repurchase Agreements						$(824)	$804	$804

(1)	Includes accrued interest.

As of December 31, 2013, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowing while outstanding during the period ended December 31, 2013 was $5,233 at a weighted average interest rate of (0.208%).

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$804	$0	$0	$0	$804	$(824)	$(20)

Master Securities Forward Transaction Agreement
SAL	0	0	0	0	0	(41)	(41)

Total Borrowings and Other Financing Transactions	$804	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CME 3-Year Mid-Curve on Eurodollar March Futures	$97.375	03/14/2014	199	$(73)	$(100)

Total Written Options				$(73)	$(100)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2014	190	$(32)	$0	$(5)
90-Day Eurodollar December Futures	Long	12/2015	1,537	(395)	0	(77)
90-Day Eurodollar December Futures	Long	12/2016	58	(45)	0	(4)
90-Day Eurodollar June Futures	Long	06/2015	1,445	(395)	0	(54)
90-Day Eurodollar June Futures	Long	06/2016	58	(39)	0	(3)
90-Day Eurodollar March Futures	Long	03/2016	61	(27)	0	(3)
90-Day Eurodollar September Futures	Long	09/2015	226	(72)	0	(11)
90-Day Eurodollar September Futures	Long	09/2016	58	(44)	0	(4)
Euro-OAT France Government Bond March Futures	Short	03/2014	123	321	0	(14)

Total Futures Contracts				$(728)	$0	$(175)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
CDX.HY-19 5-Year Index	(5.000%	)	12/20/2017	$3,300	$(337)	$(257)	$0	$(8)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	13

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.HY-19 5-Year Index	5.000%	12/20/2017	$3,300	$337	$48	$8	$0
CDX.IG-21 5-Year Index	1.000%	12/20/2018	20,300	371	87	13	0

				$708	$135	$21	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month CAD-Bank Bill	2.000%	06/16/2016	CAD	1,800	$15	$21	$1	$0
Pay	3-Month CAD-Bank Bill	3.400%	12/15/2021		200	(3)	(3)	0	0
Pay	3-Month CAD-Bank Bill	3.000%	06/15/2022		200	(7)	(7)	0	0
Pay	3-Month CAD-Bank Bill	2.500%	12/18/2023		5,900	(335)	(318)	0	(1)
Receive	3-Month CAD-Bank Bill	2.480%	12/15/2041		200	9	10	0	0
Receive	3-Month CAD-Bank Bill	2.400%	03/17/2042		200	9	10	0	0
Receive	3-Month CAD-Bank Bill	2.625%	09/16/2043		2,500	458	399	2	0
Receive	3-Month CAD-Bank Bill	3.500%	12/18/2043		2,200	67	29	2	0
Pay	3-Month USD-LIBOR	1.650%	09/09/2018	$	100	0	1	0	0
Pay	3-Month USD-LIBOR	2.000%	12/18/2018		6,400	74	(18)	0	(13)
Receive	3-Month USD-LIBOR	3.000%	12/18/2023		6,600	44	110	37	0
Receive	3-Month USD-LIBOR	3.250%	06/18/2029		8,800	532	397	74	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2033		5,000	753	743	49	0
Receive	3-Month USD-LIBOR	2.950%	07/10/2043		2,000	338	244	24	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		11,900	945	520	152	0
Pay	6-Month AUD-BBR-BBSW	3.500%	03/15/2023	AUD	200	(13)	(8)	0	0
Pay	6-Month AUD-BBR-BBSW	3.750%	03/15/2023		1,000	(49)	(43)	3	0
Pay	6-Month GBP-LIBOR	2.000%	03/19/2019	GBP	3,000	(63)	(72)	9	0
Receive	6-Month GBP-LIBOR	3.500%	03/19/2044		800	(9)	7	0	(11)
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	980,000	(104)	(7)	31	0

						$2,661	$2,015	$384	$(25)

Total Swap Agreements						$3,032	$1,893	$405	$(33)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2013:

Cash of $4,735 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2013. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$405	$405	$ (100)	$ (175)	$ (33)	$ (308)

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2014		BRL	616	$		270	$9	$0
	01/2014		NZD	214			174	0	(2)
	01/2014	$		764		AUD	862	6	0
	01/2014			263		BRL	616	0	(2)
	01/2014			1,249		EUR	922	20	0
	02/2014		AUD	862	$		762	0	(6)
	02/2014		BRL	310			149	19	0
	02/2014	$		149		BRL	310	0	(19)
	05/2014		CNY	33,539	$		5,460	0	(27)

BPS	01/2014		BRL	58			26	1	0
	01/2014		MXN	28,924			2,181	0	(34)
	01/2014	$		25		BRL	58	0	0
	01/2014			8,014		EUR	5,828	4	0
	02/2014		EUR	5,828	$		8,013	0	(4)
	02/2014		JPY	244,600			2,410	86	0
	02/2014		MXN	36,173			2,787	25	0
	02/2014	$		200		BRL	415	0	(26)
	03/2014		MXN	15,218	$		1,176	17	0
	04/2014		CNY	61			10	0	0
	04/2014		MXN	33,609			2,558	4	0
	04/2014	$		30		CNY	184	0	0
	05/2014		MXN	13,866	$		1,051	1	0

BRC	01/2014		AUD	13,565			12,389	279	0
	01/2014	$		5,797		AUD	6,352	0	(127)
	01/2014			6,318		GBP	3,881	108	0
	02/2014		CNY	61	$		10	0	0
	02/2014		GBP	3,881			6,317	0	(109)
	02/2014	$		551		EUR	400	0	(1)
	05/2014		CNY	11,875	$		1,940	0	(3)
	05/2014	$		1,940		CNY	11,875	2	0

CBK	01/2014		HUF	424,143	$		1,920	0	(40)
	01/2014	$		5,797		AUD	6,352	0	(126)
	02/2014		CNY	61	$		10	0	0
	03/2014		MXN	10,177			780	5	0
	03/2014		RUB	6,154			189	4	0
	04/2014	$		1,248		CNY	7,915	47	0

DUB	01/2014		BRL	644	$		277	4	0
	01/2014		HUF	1,988			9	0	0
	01/2014	$		276		BRL	644	0	(3)
	02/2014		JPY	121,800	$		1,185	28	0
	02/2014	$		1,573		EUR	1,143	0	0
	03/2014		MXN	57,488	$		4,314	0	(67)
	03/2014	$		3,610		MXN	46,640	0	(56)
	03/2014			0		RUB	9	0	0
	04/2014		CNY	6,895	$		1,104	0	(24)
	06/2014	$		2,491		CNY	15,275	8	0
	10/2016		JPY	120,988	$		1,710	522	0

FBF	01/2014		BRL	1,912			820	10	0
	01/2014		CNY	7,408			1,209	0	(11)
	01/2014		GBP	3,881			6,285	0	(142)
	01/2014	$		827		BRL	1,912	0	(16)
	01/2014			1,413		HUF	311,591	27	0
	03/2014		MXN	15,218	$		1,177	18	0
	03/2014		RUB	6,155			189	4	0
	04/2014	$		1,221		CNY	7,470	1	0
	05/2014		CNY	215	$		35	0	0
	06/2014			6,746			1,102	0	(1)
	11/2014		BRL	992			420	28	0

GLM	01/2014			408			179	6	0
	01/2014		EUR	196			267	0	(3)
	01/2014		MXN	25,986			1,999	13	0
	01/2014	$		174		BRL	408	0	(1)
	02/2014		BRL	467	$		225	29	0
	02/2014		MXN	35,113			2,673	9	(17)
	02/2014	$		225		BRL	467	0	(29)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	15

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	03/2014		MXN	3,374	$		259	$2	$0
	03/2014	$		380		RUB	12,380	0	(7)
	04/2014		MXN	18,707	$		1,434	11	0

HUS	01/2014		CNY	61			10	0	0
	02/2014	$		2,432		JPY	241,515	0	(138)
	05/2014			4,115		CNY	25,225	12	0
	11/2014		BRL	943	$		400	28	0

JPM	01/2014		EUR	5,467			7,356	0	(165)
	01/2014		MXN	18,138			1,397	10	0
	01/2014	$		230		RUB	7,558	0	0
	02/2014		BRL	415	$		200	26	0
	02/2014		EUR	10,726			14,764	9	0
	02/2014		MXN	5,567			431	6	0
	02/2014	$		20		CNY	123	0	0
	03/2014			190		RUB	6,189	0	(4)
	04/2014		CNY	1,020	$		167	0	0
	04/2014		RUB	7,558			226	0	0
	04/2014	$		225		RUB	7,558	1	0
	11/2014		BRL	1,277	$		540	36	0

MSC	01/2014			3,245			1,382	7	0
	01/2014		MXN	23,387			1,800	13	0
	01/2014	$		1,389		BRL	3,245	0	(14)
	02/2014		BRL	3,095	$		1,314	13	0
	02/2014		MXN	20,896			1,582	0	(14)
	03/2014			77,074			5,797	0	(76)
	04/2014			9,871			755	6	0
	11/2014		BRL	1,559			660	45	0
	11/2014	$		540		BRL	1,278	0	(35)

SOG	01/2014		BRL	417	$		183	6	0
	01/2014	$		178		BRL	417	0	(2)

UAG	01/2014		RUB	7,558	$		229	0	0
	01/2014	$		1,221		CNY	7,470	10	0
	01/2014			520		HUF	114,540	9	0
	03/2014		RUB	6,270	$		193	4	0
	04/2014		CNY	7,592			1,240	0	(2)
	05/2014			13,350			2,182	0	(2)
	05/2014	$		3,576		CNY	21,879	3	0
	06/2014		CNY	8,529	$		1,393	0	(2)
	11/2014	$		1,480		BRL	3,494	0	(101)

WST	01/2014		EUR	1,087	$		1,462	0	(33)

Total Forward Foreign Currency Contracts								$1,601	$(1,491)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.350%	03/03/2014	$	28,800	$(20)	$(2)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.700%	03/03/2014		28,800	(215)	(345)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000%	10/15/2015		4,300	(115)	(126)

BRC	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.795%	01/31/2014	GBP	8,000	(110)	(252)

CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	5.200%	07/29/2016	$	29,700	(369)	(342)

DUB	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.795%	01/31/2014	GBP	4,000	(47)	(126)

FAR	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	03/03/2014	$	14,000	(51)	(61)

GLM	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	03/31/2014		123,200	(132)	(228)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.300%	03/03/2014		18,900	(11)	(1)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.700%	03/03/2014		18,900	(151)	(226)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000%	10/15/2015		4,300	(115)	(126)

JPM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.350%	03/03/2014		80,600	(64)	(4)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.750%	03/03/2014		80,600	(504)	(829)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.400%	03/03/2014		17,500	(23)	(2)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.700%	03/03/2014		17,500	(119)	(210)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.530%	02/29/2016		7,800	(96)	(207)

RYL	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		13,900	(264)	(562)

								$(2,406)	$(3,649)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC iTraxx Europe 20 5-Year Index	Buy	0.700%	03/19/2014	EUR	7,200	$(10)	$(19)
	Put - OTC iTraxx Europe 20 5-Year Index	Sell	1.100%	03/19/2014		7,200	(10)	(3)

JPM	Call - OTC CDX.IG-21 5-Year Index	Buy	0.600%	03/19/2014	$	9,700	(5)	(9)
	Put - OTC CDX.IG-21 5-Year Index	Sell	0.900%	03/19/2014		9,700	(11)	(5)
	Put - OTC iTraxx Europe 20 5-Year Index	Sell	1.200%	01/15/2014	EUR	6,300	(16)	0
	Put - OTC iTraxx Europe 20 5-Year Index	Sell	1.300%	02/19/2014		6,300	(19)	0
	Call - OTC iTraxx Europe 20 5-Year Index	Buy	0.700%	03/19/2014		11,500	(14)	(30)
	Put - OTC iTraxx Europe 20 5-Year Index	Sell	1.100%	03/19/2014		11,500	(20)	(5)

MYC	Put - OTC CDX.IG-21 5-Year Index	Sell	1.200%	03/19/2014	$	4,100	(6)	(1)

							$(111)	$(72)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC USD versus JPY	JPY	98.000	02/26/2014	$	4,800	$(23)	$(5)
	Put - OTC USD versus JPY		98.000	03/13/2014		4,800	(27)	(9)

CBK	Put - OTC USD versus JPY		100.000	03/13/2014		4,800	(24)	(17)

							$(74)	$(31)

Total Written Options							$(2,591)	$(3,752)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2013:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at 12/31/2012	0	$77,700	EUR	4,800	GBP	0	$(792)
Sales	439	747,048		95,900		12,000	(3,460)
Closing Buys	(240)	(90,063)		0		0	394
Expirations	0	(131,985)		(50,700)		0	917
Exercised	0	(76,000)		0		0	277

Balance at 12/31/2013	199	$526,700	EUR	50,000	GBP	12,000	$(2,664)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2013 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Brazil Government International Bond	1.000%	12/20/2016	1.335%	$200	$(3)	$1	$0	$(2)
	Indonesia Government International Bond	1.000%	12/20/2018	2.251%	100	(5)	(1)	0	(6)
	Mexico Government International Bond	1.000%	12/20/2018	0.879%	2,200	4	9	13	0
	Safeway, Inc.	1.000%	12/20/2022	2.660%	100	(24)	12	0	(12)

BPS	China Government International Bond	1.000%	12/20/2018	0.753%	200	3	(1)	2	0

BRC	China Government International Bond	1.000%	12/20/2018	0.753%	2,300	38	(10)	28	0
	Indonesia Government International Bond	1.000%	12/20/2018	2.251%	200	(10)	(1)	0	(11)

CBK	Brazil Government International Bond	1.000%	12/20/2016	1.335%	200	(3)	1	0	(2)
	Brazil Government International Bond	1.000%	12/20/2018	1.859%	500	(22)	3	0	(19)
	China Government International Bond	1.000%	12/20/2016	0.391%	100	(5)	7	2	0
	China Government International Bond	1.000%	12/20/2018	0.753%	800	13	(3)	10	0
	Russia Government International Bond	1.000%	12/20/2018	1.597%	200	(5)	0	0	(5)

DUB	Berkshire Hathaway, Inc.	1.000%	09/20/2020	0.931%	400	(5)	7	2	0
	Brazil Government International Bond	1.000%	12/20/2016	1.335%	500	(7)	3	0	(4)
	China Government International Bond	1.000%	12/20/2018	0.753%	200	3	(1)	2	0
	Colombia Government International Bond	1.000%	12/20/2018	1.153%	200	(1)	0	0	(1)
	General Electric Capital Corp.	1.000%	06/20/2014	0.174%	300	2	0	2	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.282%	200	2	0	2	0
	Goldman Sachs Group, Inc.	1.000%	06/20/2014	0.181%	500	2	0	2	0
	Goldman Sachs Group, Inc.	1.000%	09/20/2014	0.182%	500	3	0	3	0
	Mexico Government International Bond	1.000%	12/20/2018	0.879%	700	(1)	5	4	0
	Morgan Stanley	1.000%	06/20/2014	0.363%	200	1	0	1	0

FBF	Brazil Government International Bond	1.000%	12/20/2018	1.859%	600	(28)	4	0	(24)
	Mexico Government International Bond	1.000%	12/20/2018	0.879%	200	1	1	2	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	17

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2013 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
GST	Brazil Government International Bond	1.000%	12/20/2018	1.859%	$100	$(5)	$1	$0	$(4)
	China Government International Bond	1.000%	12/20/2018	0.753%	200	3	(1)	2	0
	Colombia Government International Bond	1.000%	12/20/2018	1.153%	200	(2)	0	0	(2)
	Mexico Government International Bond	1.000%	12/20/2018	0.879%	200	1	0	1	0

HUS	China Government International Bond	1.000%	12/20/2018	0.753%	200	3	(1)	2	0
	Indonesia Government International Bond	1.000%	12/20/2018	2.251%	200	(10)	(1)	0	(11)
	Mexico Government International Bond	1.000%	12/20/2016	0.492%	500	6	1	7	0
	Mexico Government International Bond	1.000%	12/20/2018	0.879%	1,000	1	5	6	0

JPM	China Government International Bond	1.000%	12/20/2018	0.753%	1,200	20	(6)	14	0
	Indonesia Government International Bond	1.000%	12/20/2018	2.251%	100	(5)	(1)	0	(6)
	Mexico Government International Bond	1.000%	12/20/2018	0.879%	500	1	2	3	0

MYC	Brazil Government International Bond	1.000%	12/20/2018	1.859%	300	(13)	2	0	(11)
	China Government International Bond	1.000%	12/20/2018	0.753%	600	11	(3)	8	0
	Colombia Government International Bond	1.000%	12/20/2018	1.153%	500	(4)	1	0	(3)
	Indonesia Government International Bond	1.000%	12/20/2018	2.251%	100	(5)	(1)	0	(6)
	Mexico Government International Bond	1.000%	12/20/2016	0.492%	200	3	1	4	0
	Russia Government International Bond	1.000%	12/20/2018	1.597%	200	(5)	0	0	(5)

						$(47)	$35	$122	$(134)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value (4)
								Asset	Liability
MYC	CMBX.NA.AAA.4 Index	0.350%	02/17/2051	$	99	$(12)	$10	$0	$(2)
	iTraxx Europe 9 10-Year Index 22-100%	0.250%	06/20/2018	EUR	4,500	(164)	165	1	0

						$(176)	$175	$1	$(2)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	8.160%	01/02/2015	BRL	1,600	$0	$(14)	$0	$(14)
	Pay	1-Year BRL-CDI	8.420%	01/02/2017		4,200	7	(144)	0	(137)
	Pay	1-Year BRL-CDI	8.600%	01/02/2017		1,100	(4)	(31)	0	(35)
	Pay	1-Year BRL-CDI	8.860%	01/02/2017		3,900	16	(115)	0	(99)
	Pay	1-Year BRL-CDI	10.460%	01/02/2017		2,300	0	(28)	0	(28)
	Pay	1-Year BRL-CDI	10.910%	01/02/2017		4,100	0	(32)	0	(32)
	Pay	1-Year BRL-CDI	12.255%	01/02/2017		5,700	(4)	9	5	0

BPS	Pay	1-Year BRL-CDI	8.485%	01/02/2017		300	0	(9)	0	(9)

BRC	Pay	1-Year BRL-CDI	9.110%	01/02/2017		100	0	(3)	0	(3)
	Pay	6-Month AUD-BBR-BBSW	4.750%	03/15/2018	AUD	3,800	19	161	180	0

DUB	Pay	1-Year BRL-CDI	7.620%	01/02/2015	BRL	1,300	(2)	(13)	0	(15)
	Pay	1-Year BRL-CDI	8.430%	01/02/2015		1,400	9	(15)	0	(6)
	Pay	1-Year BRL-CDI	8.415%	01/02/2017		8,500	0	(275)	0	(275)
	Pay	1-Year BRL-CDI	8.600%	01/02/2017		4,000	(10)	(115)	0	(125)
	Pay	1-Year BRL-CDI	9.210%	01/02/2017		200	0	(5)	0	(5)

FBF	Pay	1-Year BRL-CDI	8.495%	01/02/2017		2,300	(1)	(73)	0	(74)

GLM	Pay	1-Year BRL-CDI	7.550%	01/02/2015		1,400	(3)	(14)	0	(17)
	Pay	1-Year BRL-CDI	8.150%	01/02/2015		1,500	0	(13)	0	(13)
	Pay	1-Year BRL-CDI	8.720%	01/02/2017		4,500	0	(135)	0	(135)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
HUS	Pay	28-Day MXN-TIIE	7.500%	06/02/2021	MXN	12,200	$39	$28	$67	$0

JPM	Pay	1-Year BRL-CDI	7.890%	01/02/2015	BRL	400	0	(4)	0	(4)
	Pay	1-Year BRL-CDI	9.010%	01/02/2017		4,900	47	(164)	0	(117)

MYC	Pay	1-Year BRL-CDI	9.930%	01/02/2015		3,600	3	34	37	0
	Pay	1-Year BRL-CDI	8.630%	01/02/2017		3,400	0	(110)	0	(110)
	Pay	1-Year BRL-CDI	8.640%	01/02/2017		1,600	12	(58)	0	(46)
	Pay	28-Day MXN-TIIE	7.500%	06/02/2021	MXN	2,800	10	6	16	0

UAG	Pay	1-Year BRL-CDI	9.930%	01/02/2015	BRL	3,000	3	27	30	0
	Pay	6-Month AUD-BBR-BBSW	4.750%	12/15/2017	AUD	1,700	12	60	72	0

							$153	$(1,045)	$407	$(1,299)

Total Swap Agreements							$(70)	$(835)	$530	$(1,435)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2013:

(h)	Securities with an aggregate market value of $3,608 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$54	$0	$18	$72	$(56)	$(473)	$(365)	$(894)	$(822)	$760	$(62)
BPS	138	0	2	140	(64)	(36)	(9)	(109)	31	0	31
BRC	389	0	208	597	(240)	(252)	(14)	(506)	91	(290)	(199)
CBK	56	0	12	68	(166)	(359)	(26)	(551)	(483)	393	(90)
DUB	562	0	18	580	(150)	(126)	(431)	(707)	(127)	0	(127)
FAR	0	0	0	0	0	(61)	0	(61)	(61)	0	(61)
FBF	88	0	2	90	(170)	0	(98)	(268)	(178)	0	(178)
GLM	70	0	0	70	(57)	(581)	(165)	(803)	(733)	609	(124)
GST	0	0	3	3	0	0	(6)	(6)	(3)	0	(3)
HUS	40	0	82	122	(138)	0	(11)	(149)	(27)	0	(27)
JPM	88	0	17	105	(169)	(882)	(127)	(1,178)	(1,073)	1,014	(59)
MSC	84	0	0	84	(139)	0	0	(139)	(55)	0	(55)
MSX	0	0	0	0	0	0	0	0	0	(90)	(90)
MYC	0	0	66	66	0	(420)	(183)	(603)	(537)	274	(263)
RYL	0	0	0	0	0	(562)	0	(562)	(562)	478	(84)
SOG	6	0	0	6	(2)	0	0	(2)	4	0	4
UAG	26	0	102	128	(107)	0	0	(107)	21	0	21
WST	0	0	0	0	(33)	0	0	(33)	(33)	0	(33)

Total Over the Counter	$1,601	$0	$530	$2,131	$(1,491)	$(3,752)	$(1,435)	$(6,678)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk(1) exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$21	$0	$0	$384	$405

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,601	$0	$1,601
Swap Agreements	0	123	0	0	407	530

	$0	$123	$0	$1,601	$407	$2,131

	$0	$144	$0	$1,601	$791	$2,536

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	19

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$100	$100
Futures	0	0	0	0	175	175
Swap Agreements	0	8	0	0	25	33

	$0	$8	$0	$0	$300	$308

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,491	$0	$1,491
Written Options	0	72	0	31	3,649	3,752
Swap Agreements	0	136	0	0	1,299	1,435

	$0	$208	$0	$1,522	$4,948	$6,678

	$0	$216	$0	$1,522	$5,248	$6,986

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(59)	$0	$0	$(59)
Written Options	0	0	20	0	0	20
Futures	0	0	(56)	0	(356)	(412)
Swap Agreements	0	(3,190)	0	0	(1,248)	(4,438)

	$0	$(3,190)	$(95)	$0	$(1,604)	$(4,889)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$600	$0	$600
Purchased Options	0	(188)	0	(437)	(426)	(1,051)
Written Options	0	270	0	140	519	929
Swap Agreements	0	(2,380)	0	0	(219)	(2,599)

	$0	$(2,298)	$0	$303	$(126)	$(2,121)

	$0	$(5,488)	$(95)	$303	$(1,730)	$(7,010)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(27)	$(27)
Futures	0	0	0	0	(712)	(712)
Swap Agreements	0	(4)	0	0	3,161	3,157

	$0	$(4)	$0	$0	$2,422	$2,418

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$492	$0	$492
Purchased Options	0	(54)	0	137	321	404
Written Options	0	50	0	43	(1,457)	(1,364)
Swap Agreements	0	1,167	0	0	(2,737)	(1,570)

	$0	$1,163	$0	$672	$(3,873)	$(2,038)

	$0	$1,159	$0	$672	$(1,451)	$380

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2013

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Bank Loan Obligations	$0	$1,706	$2,815	$4,521
Corporate Bonds & Notes
Banking & Finance	0	31,439	191	31,630
Industrials	0	15,205	0	15,205
Utilities	0	10,812	0	10,812
Municipal Bonds & Notes
California	0	4,118	0	4,118
Massachusetts	0	4,020	0	4,020
New York	0	222	0	222
Washington	0	2,408	0	2,408
U.S. Government Agencies	0	20,943	443	21,386
U.S. Treasury Obligations	0	78,027	0	78,027
Mortgage-Backed Securities	0	31,548	792	32,340
Asset-Backed Securities	0	36,964	0	36,964
Sovereign Issues	0	20,143	0	20,143
Preferred Securities
Banking & Finance	231	0	0	231
Short-Term Instruments
Repurchase Agreements	0	804	0	804
Mexico Treasury Bills	0	32,990	0	32,990
	$231	$291,349	$4,241	$295,821

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$119,288	$0	$0	$119,288

Total Investments	$119,519	$291,349	$4,241	$415,109

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	405	0	405
Over the counter	0	2,131	0	2,131
	$0	$2,536	$0	$2,536

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(275)	(33)	0	(308)
Over the counter	0	(6,678)	0	(6,678)
	$(275)	$(6,711)	$0	$(6,986)

Totals	$119,244	$287,174	$4,241	$410,659

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2013:

Category and Subcategory	Beginning Balance at 12/31/2012	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2013 (1)
Investments in Securities, at Value
Bank Loan Obligations	$0	$0	$0	$0	$0	$0	$2,815	$0	$2,815	$0
Corporate Bonds & Notes
Banking & Finance	209	0	(12)	0	0	(6)	0	0	191	(6)
Industrials	2,438	0	(2,350)	(4)	(81)	(3)	0	0	0	0
U.S. Government Agencies	453	0	0	(1)	0	(9)	0	0	443	(9)
Mortgage-Backed Securities	862	0	(99)	2	13	14	0	0	792	17
Asset-Backed Securities	4,522	0	(848)	64	316	316	0	(4,370)	0	0

Totals	$8,484	$0	$(3,309)	$61	$248	$312	$2,815	$(4,370)	$4,241	$2

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$2,815	Indicative Market Quotation	Broker Quote	100.25
Corporate Bonds & Notes
Banking & Finance	191	Third Party Vendor	Broker Quote	101.50
U.S. Government Agencies	443	Benchmark Pricing	Base Price	111.08
Mortgage-Backed Securities	792	Third Party Vendor	Broker Quote	91.69

Total	$4,241

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2013	21

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Unconstrained Bond Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Advisor and Administrative. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Administrative Class and Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the

Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid and are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period and are included in net change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the investment adviser (the “Adviser”). The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining whether the

ANNUAL REPORT	DECEMBER 31, 2013	23

Notes to Financial Statements (Cont.)

value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■	Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments.

Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	DECEMBER 31, 2013	25

Notes to Financial Statements (Cont.)

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations and Assignments  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions. The Portfolio may also enter into unfunded loan commitments, which are contractual obligations for future funding.

Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2013, the Portfolio had no unfunded loan commitments.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other

ANNUAL REPORT	DECEMBER 31, 2013	27

Notes to Financial Statements (Cont.)

series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay

Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2013 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
$8,331	$43,837	$(52,100)	$(2)	$1	$67	$38	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income	Net Capital Gain Distributions
$0	$146,690	$(27,400)	$(15)	$(54)	$119,221	$89	$0

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be

ANNUAL REPORT	DECEMBER 31, 2013	29

Notes to Financial Statements (Cont.)

purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the

Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

ANNUAL REPORT	DECEMBER 31, 2013	31

Notes to Financial Statements (Cont.)

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2013 for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements. As mentioned earlier in this report, the U.S. is currently experiencing historically low interest rates. This combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, the fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair the performance of the Portfolio.

If the Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the

ANNUAL REPORT	DECEMBER 31, 2013	33

Notes to Financial Statements (Cont.)

settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.60%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.30%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $5,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Portfolio by waiving a portion of its Supervisory and Administrative Fee or reimbursing the Portfolio, to the extent that they would exceed, due to the payment of organizational expenses and pro rata Trustees’ Fees, the sum of such Portfolio’s Investment Advisory Fee, service fees, Supervisory and Administrative Fees and other expenses borne by the Portfolio not covered by the Supervisory and Administrative Fee as described above (other than organizational expenses and pro rata Trustees’ Fees), plus 0.49 basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of December 31, 2013, the remaining recoverable amount to PIMCO was $14,222.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover”. The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2013, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$2,746,109	$2,817,441	$102,506	$50,538

ANNUAL REPORT	DECEMBER 31, 2013	35

Notes to Financial Statements (Cont.)

December 31, 2013

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2013		Year Ended 12/31/2012
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	86	$913	3	$26
Administrative Class	17,798	186,456	13,049	132,143
Advisor Class	29	297	0	0
Issued as reinvestment of distributions
Institutional Class	1	6	0	0
Administrative Class	326	3,387	217	2,197
Advisor Class	0	0	0	0
Cost of shares redeemed
Institutional Class	(6)	(65)	0	0
Administrative Class	(4,207)	(44,046)	(4,037)	(41,049)
Advisor Class	(1)	(11)	0	0
Net increase resulting from Portfolio share transactions	14,026	$146,937	9,232	$93,317

As of December 31, 2013, three shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 83% of the Portfolio. One shareholder is a related party to the Portfolio and comprises 52% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2013, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2011-2012, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2013, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
$1,847	$—	$10,476	$(1,281)	$(8,254)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through December 31, 2013 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2013 through December 31, 2013, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2013

As of December 31, 2013, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
$—	$—	$—	$—	$—	$—

Under the recently enacted Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2013, the Portfolio had the following post-effective capital losses with no expiration:

Short-Term	Long-Term
$4,073	$4,180

As of December 31, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$404,552	$12,405	$(1,848)	$10,557

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and sale/buyback transactions.

For the fiscal years ended December 31, 2013 and December 31, 2012, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2013	$3,393	$—	$—
12/31/2012	$2,205	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform to financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2013	37

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and

Advisor Class Shareholders of PIMCO Unconstrained Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Advisor Class present fairly, in all material respects, the financial position of PIMCO Unconstrained Bond Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Advisor Class for the period April 30, 2013 (commencement of Advisor Class operations) through December 31, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2014

38	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford
BPS	BNP Paribas S.A.	JPM	JPMorgan Chase Bank N.A.	UBS	UBS Securities LLC
BRC	Barclays Bank PLC	MSC	Morgan Stanley & Co., Inc.	WST	Westpac Banking Corp.
CBK	Citibank N.A.	MYC	Morgan Stanley Capital Services, Inc.
DUB	Deutsche Bank AG	RYL	Royal Bank of Scotland Group PLC
FBF	Credit Suisse International	SAL	Citigroup Global Markets, Inc.
GLM	Goldman Sachs Bank USA	SOG	Societe Generale
GST	Goldman Sachs International	SSB	State Street Bank and Trust Co.

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	MXN	Mexican Peso
BRL	Brazilian Real	GBP	British Pound	NZD	New Zealand Dollar
CAD	Canadian Dollar	HUF	Hungarian Forint	RUB	Russian Ruble
CNY	Chinese Renminbi	JPY	Japanese Yen	USD (or $)	United States Dollar

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Index Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	CDX.IG	Credit Derivatives Index - Investment Grade	CMBX	Commercial Mortgage-Backed Index

Other Abbreviations:
ABS	Asset-Backed Security	BBSW	Bank Bill Swap Reference Rate	CLO	Collateralized Loan Obligation
BABs	Build America Bonds	CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate
BBR	Bank Bill Rate	CDO	Collateralized Debt Obligation	TIIE	Tasa de Interés Interbancaria de Equilibrio

ANNUAL REPORT	DECEMBER 31, 2013	39

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013:

0.00%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

0.00%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

40	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Director, Applied Natural Gas Fuels, Inc. (2012-present).

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor. Formerly, President, Houston Zoo.	172	Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Advisor (primarily to manufacturing companies).	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Director of Roseburg Forest Products Company. Formerly Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	164	Trustee, PIMCO Funds and PIMCO ETF Trust.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	DECEMBER 31, 2013	41

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian* (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Peter G. Strelow (1970) Senior Vice President	11/2013 to Present Vice President 05/2008 to 11/2013	Managing Director, PIMCO.

William G. Galipeau (1974) Vice President	11/2013 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Vice President	11/2013 to Present Treasurer 08/1997 to 11/2013	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Senior Vice President and Attorney, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

* Effective February 3, 2014, Dr. El-Erian no longer serves as a Senior Vice President of the Trust.

42	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2013	43

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement

On August 12-13, 2013, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Amended and Restated Investment Advisory Contract with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s portfolios (the “Portfolios”), for an additional one-year term through August 31, 2014. The Board also considered and approved for an additional one-year term through August 31, 2014, the Supervision and Administration Agreement (together with the Amended and Restated Investment Advisory Contract, the “Agreements”) with PIMCO, on behalf of the Portfolios. The Board also considered and approved the renewal of the Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) with Research Affiliates, LLC (“RALLC”), on behalf of the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, for an additional one-year term through August 31, 2014.

The information, material factors and conclusions that formed the basis for the Board’s approvals of the Agreements and the Asset Allocation Agreement are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including the Portfolios’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve the renewal of the Agreements and Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Portfolios, and, if available, information about the fees charged and services provided by PIMCO to other clients with similar investment mandates as the Portfolios. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the approval of the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust and the independent Trustees.

The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and Asset Allocation Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 12-13, 2013 meeting. The independent Trustees also met with counsel to the Trust and the independent Trustees on August 2, 2013 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to Portfolio profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend renewal of the Agreements and Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has allowed PIMCO to introduce innovative new funds over time.

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2012, including, but not limited to, undertaking significant technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio had not commenced offering shares as of June 30, 2013. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by RALLC under the Asset Allocation Agreement are likely to benefit the Portfolios and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to each Portfolio and its shareholders; and its attention to matters that may involve conflicts of interest. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ year-to-date, one-, three-, five-, seven- and ten-year performance, as available, for the periods ended May 31, 2013 and other performance data, as available, for the periods ended June 30, 2013 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ one-, three-, five-, ten-, and fifteen-year performance, as available, for the periods ended May 31, 2013 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 12-13, 2013 meeting. The Trustees noted that the assets of the Portfolios continued to grow and that a majority of the Portfolios outperformed the Lipper medians over the three-year and longer periods ended May 31, 2013.

ANNUAL REPORT	DECEMBER 31, 2013	45

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

The Board noted that, for periods ending May 31, 2013, the Administrative Class of 71%, 92% and 100% of the Portfolios outperformed their Lipper category median in the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the Portfolios’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may be inexact.

The Board noted that 86% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2013 (based on the performance of the Administrative Class). The Board also noted that ten of 13 Portfolios, representing 93% of the total assets of the Trust, had outperformed their respective benchmark indexes over the five-year period ending May 31, 2013, on a net-of-fees basis. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are several Portfolios that do not fit well into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward, as applicable. The Board also considered that the Trust has experienced an increase in net assets, with assets managed within the Trust exceeding $23 billion as of May 31, 2013.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trusts’ assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that most Portfolios have total expense ratios that fall below the median expense ratios in their Lipper universe.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Portfolios were equal to or lower than PIMCO standard separate account fee rates in nine out of 14 strategies. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Portfolios, the size of the assets under management with PIMCO, the manner in which similar portfolios may be managed, different requirements with

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Portfolios’ business has become increasingly complex and the number of Portfolios has grown, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which each Portfolio pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolios’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed those Portfolios and/or classes of Portfolios that have above median expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Moreover, the Board considered that, in some instances, PIMCO believes the Lipper categories offer imperfect comparisons because they are overly broad or do not account for the impact of certain fee waivers. Upon comparing the Portfolios’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found the Portfolios’ total expenses to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying series in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying series. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board noted that, with few exceptions, PIMCO has maintained Portfolio fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolios, are reasonable and renewal of the Agreements and the Asset Allocation Agreements will likely benefit the Portfolios and their shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Portfolio’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Portfolio’s operating costs rise. The Board reviewed the history of the Portfolios’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to

ANNUAL REPORT	DECEMBER 31, 2013	47

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Asset Allocation Sub-Advisory Agreements, and Supervision and Administration Agreement (Cont.)

(Unaudited)

maintain the expense ratio of each Portfolio at specified levels for a period of time to make the Portfolios attractive to an institutional shareholder base. The Board noted that additional Portfolios and share classes have been launched on that institutional platform, which has meant that, overall, the Portfolios have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Portfolios had been set competitively; had been reduced for some Portfolios over time; had been held steady for most Portfolios as assets grew, or declined in the case of some Portfolios; and continued to be competitive compared with peers. The Trustees noted that the absence of breakpoints in the Portfolios’ advisory fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that when funds lose assets breakpoints may reverse, which causes expense ratios to increase. The Trustees noted that the benefits of the unified fee were apparent during the recent financial crisis, as the total expense ratios of certain funds in other fund complexes that do not have a unified fee increased due to decreases in fund assets.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolios, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolios. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Portfolios’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and RALLC supported the renewal of the Agreements and the Asset Allocation Agreement. The Board concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and in return for the fees paid to RALLC by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

48	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT76AR_123113

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a)

The Board of Trustees has determined that Ronald C. Parker, who serves on the Board’s audit committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Parker is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	December 31, 2013	$621,939
	December 31, 2012	$633,830

(b)	Fiscal Year Ended	Audit-Related Fees(1)
	December 31, 2013	$4,500
	December 31, 2012	$4,500

(c)	Fiscal Year Ended	Tax Fees(2)
	December 31, 2013	$ —
	December 31, 2012	$ —

(d)	Fiscal Year Ended	All Other Fees (3)
	December 31, 2013	$ —
	December 31, 2012	$ —

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO Variable Insurance Trust (the “Trust” or “Registrant”) annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1) Includes aggregate fees billed for review of the registrant’s semi-annual reports to shareholders related to fair value securities held by the Trust.

(2) There were no “Tax Fees” for the last two fiscal years.

(3) There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1)	The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.
(g)		Aggregate Non-Audit Fees Billed to Entity
	Entity	December 31, 2013	December 31, 2012
	PIMCO Variable Insurance Trust	$4,500	$4,500
	Pacific Investment Management Company LLC (“PIMCO”)	$5,582,937	$5,128,791
	Allianz Global Investors Fund Management LLC	$952,632	$793,275
	Allianz Asset Management of America L.P.	$5,309,019	$4,526,379

	Totals	$11,849,088	$10,452,945

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.

Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

E. Philip Cannon; Vern O. Curtis; J. Michael Hagan; Ronald C. Parker; William J. Popejoy

Item 6.	Schedule of Investments. The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11.	Controls and Procedures.

	(a)	The principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”)) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

	(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

	(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

	(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Variable Insurance Trust

By:	/s/ BRENT R. HARRIS
Brent R. Harris
President and Chairman of the Board, Principal Executive Officer

Date:	February 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ BRENT R. HARRIS
Brent R. Harris
President and Chairman of the Board, Principal Executive Officer

Date:	February 28, 2014

By:	/s/ TRENT W. WALKER
Trent W. Walker
Treasurer, Principal Financial Officer

Date:	February 27, 2014